UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Name and Address of Agent for Service: Michael D. Mabry Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, Pennsylvania 19103	with a copy to: Kevin P. O’Rourke Jose J. Del Real, Esq. The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603

Registrant’s telephone number, including area code: (800) 595-9111

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act (of 1940 (the “Act”) (17 CFR 270.30e-1).

# NORTHERN EQUITY FUNDS

## ANNUAL REPORT

MARCH 31, 2021

NORTHERN FUNDS

MANAGED BY NORTHERN TRUST

EQUITY FUNDS

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED
May lose value / No bank guarantee

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

25	SCHEDULES OF INVESTMENTS

25	INCOME EQUITY FUND
Ticker Symbol: NOIEX

29	INTERNATIONAL EQUITY FUND
Ticker Symbol: NOIGX

34	LARGE CAP CORE FUND
Ticker Symbol: NOLCX

38	LARGE CAP VALUE FUND
Ticker Symbol: NOLVX

42	SMALL CAP CORE FUND
Ticker Symbols:
Class I: NSGRX
ClassK: NSCKX

64	SMALL CAP VALUE FUND
Ticker Symbol: NOSGX

73	U.S. QUALITY ESG FUND
Ticker Symbols:
Class I: NUEIX
Class K: NUESK

77	NOTES TO THE FINANCIAL STATEMENTS

90	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

91	TAX INFORMATION

92	LIQUIDITY RISK MANAGEMENT PROGRAM

93	FUND EXPENSES

95	TRUSTEES AND OFFICERS

99	INVESTMENT CONSIDERATIONS

104	FOR MORE INFORMATION

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The S&P 500® Index returned 56.35% for the 12-month reporting period ended March 31, 2021. Unprecedented levels of fiscal and monetary stimulus paved the way for a recovery in equity markets following the sharp COVID-19-related sell-off in early 2020. Continued fiscal and monetary support along with declining rates of COVID-19 infection bolstered investor confidence. Credit spreads tightened as oil prices, interest rates and inflation expectations moved higher. Following positive news surrounding vaccine development and distribution, investors returned to more value- and cyclically-oriented segments of the market. Materials and energy were the best performing sectors for the reporting period, as investors rewarded companies leveraged to a reopening of the economy. Defensive sectors such as utilities and consumer staples lagged.

The Income Equity Fund posted a total return of 53.42% over the reporting period, but underperformed the S&P ®500 Index return of 56.35%. The Fund invests in high quality, income-producing stocks on the belief that this market segment has the potential to outperform over time. The Fund’s preference for higher-yielding securities detracted from performance given that the category trailed the broader market. The Fund’s tilt toward high quality companies also weighed on results. Stock selection in the information technology and financials sectors helped Fund performance, while selection in health care and industrials detracted.

We continue to focus on identifying high quality, dividend-paying stocks. As the economy and markets continue to normalize, we believe that investors are likely to refocus on well-managed and profitable companies that are in the best position to capitalize on improving economic conditions. We maintain our preference for companies that exhibit prudent use of shareholder capital and an emphasis on total return.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

INCOME EQUITY FUND	53.42%	12.88%	10.52%	9.27%

S&P 500® INDEX	56.35	16.29	13.91	10.57

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.13% and 1.02%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Information about Investment Considerations can be found on page 99.

EQUITY FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The MSCI World ex USA Index returned 45.86% for the 12-month reporting period ended March 31, 2021. Unprecedented levels of fiscal and monetary stimulus paved the way for a recovery in equity markets following the sharp COVID-19-related sell-off in early 2020. Continued fiscal and monetary support along with declining rates of COVID-19 infection bolstered investor confidence. Credit spreads tightened as oil prices, interest rates and inflation expectations moved higher. Following positive news surrounding vaccine development and distribution, investors returned to more value- and cyclically-oriented segments of the market.

The International Equity Fund returned 43.53% for the reporting period and underperformed its benchmark, the MSCI World ex USA Index, which returned 45.86%. In terms of factor performance, the market was led by high volatility and low quality stocks over the reporting period. Investors preferred mega-cap growth stocks until November 2020, when positive news regarding COVID-19 vaccines triggered a rotation from growth to value. The materials and consumer discretionary sectors outperformed as investors gravitated toward companies leveraged to economic reopening. Defensive sectors such as health care and consumer staples lagged. From a regional perspective, the Fund’s positioning in Japan – where the higher quality stocks we emphasize underperformed lower quality securities – represented a key detractor to Fund performance. Stock selection accounted for most of the Fund’s underperformance, while sector allocation had a neutral effect.

Our process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. We seek to deliver long-term outperformance by focusing on inexpensive, high quality securities and utilizing prudent risk management. We believe that this approach can add value as investors begin to look beyond broad economic data and refocus on company fundamentals.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

INTERNATIONAL EQUITY FUND	43.53%	6.72%	3.80%	4.62%

MSCI WORLD EX USA INDEX	45.86	8.92	5.21	5.50

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.66% and 0.55%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Information about Investment Considerations can be found on page 99.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The S&P 500® Index returned 56.35% during the 12-month reporting period ended March 31, 2021. Unprecedented levels of fiscal and monetary stimulus paved the way for a recovery in equity markets following the sharp COVID-19-related sell-off in early 2020. Continued fiscal and monetary support along with declining rates of COVID-19 infection bolstered investor confidence. Credit spreads tightened as oil prices, interest rates and inflation expectations moved higher. Following positive news surrounding vaccine development and distribution, investors returned to more value- and cyclically-oriented segments of the market. The consumer discretionary, materials and energy sectors were the top performers within the S&P 500® Index as investors rewarded companies leveraged to economic reopening. Defensive sectors such as utilities and real estate lagged during the period.

The Large Cap Core Fund returned 55.62% for the 12-month period, slightly underperforming the 56.35% return of the S&P 500® Index. The slight shortfall largely reflected investors’ preference for mega-cap growth stocks, as well as their avoidance of undervalued and higher quality companies from the start of the period through mid-November 2020. At that point, positive news regarding the COVID-19 vaccine and the concurrent improvement in the outlook for economic growth sparked a significant rotation from growth stocks to value stocks. This shift benefited Fund performance during the last four months of the period. Higher quality stocks continued to lag, however, as the initial stages of the post-vaccine rally were largely driven by distressed or lower quality companies. However, the quality factor began to demonstrate better results in the first quarter of 2021.

Our investment process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. Our focus on high quality securities underscores our belief that such companies are better equipped to withstand economic challenges and volatile market conditions.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/16/05

LARGE CAP CORE FUND	55.62%	13.79%	12.77%	8.83%

S&P 500® INDEX	56.35	16.29	13.91	10.01

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.56% and 0.46%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Information about Investment Considerations can be found on page 99.

EQUITY FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Several major U.S. equity indexes posted returns in excess of 55% for the 12-month reporting period ended March 31, 2021. Unprecedented levels of fiscal and monetary stimulus paved the way for a recovery in equity markets following the sharp COVID-19-related sell-off in early 2020. Continued fiscal and monetary support along with declining rates of COVID-19 infection bolstered investor confidence. Credit spreads tightened as oil prices, interest rates and inflation expectations moved higher. Following positive news surrounding vaccine development and distribution, investors returned to more value- and cyclically-oriented segments of the market. The consumer discretionary, materials and energy sectors were the top performers within the Fund’s benchmark index as investors rewarded companies leveraged to economic reopening. Defensive sectors such as utilities and real estate lagged during the period.

The Large Cap Value Fund posted a total return of 61.02% for the reporting period, outpacing the 56.09% return of the Russell 1000 Value Index. The Fund invests in attractively valued stocks with strong profitability and cash flow relative to peers. Inexpensive stocks outpaced the market over the reporting period, particularly during the last four months of the period, which helped Fund performance given the Fund’s value orientation. Our preference for higher quality companies detracted, however. Stock selection was strongest within the consumer discretionary and financials sectors, where value outperformed. Selection was weakest in health care, where both value and higher quality stocks lagged.

As pandemic fears subside and the economy continues to normalize, we believe that well managed and highly profitable companies – particularly those trading at attractive valuations – are in the best position to take advantage of improving economic conditions. In our view, focusing on this market segment is consistent with the goal of longer-term outperformance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 08/03/00

LARGE CAP VALUE FUND	61.02%	11.49%	9.30%	6.89%

RUSSELL 1000 VALUE INDEX	56.09	11.74	10.99	7.57

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.82% and 0.55%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Russell 1000 Value Index is an unmanaged index measuring the performance of those companies included in the Russell 1000 Index having lower price-to-book ratios and forecasted growth values.

Information about Investment Considerations can be found on page 99.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2021, the Small Cap Core Fund (Class I shares)1 returned 84.09%, trailing the Russell 2000 Index return of 94.85%, the index’s highest 12-month return since its inception in January 1984. Unprecedented levels of fiscal and monetary stimulus paved the way for a recovery in equity markets following the sharp COVID-19-related sell-off in early 2020. Continued fiscal and monetary support along with declining rates of COVID-19 infection bolstered investor confidence. Credit spreads tightened as oil prices, interest rates and inflation expectations moved higher. Following positive news surrounding vaccine development and distribution, investors returned to more value- and cyclically-oriented segments of the market. The consumer discretionary, materials and energy sectors were the top performers within the index as investors rewarded companies leveraged to economic reopening. Defensive sectors such as utilities and real estate lagged.

As intended, stock selection rather than sector selection accounted for the majority of the Fund’s underperformance. Stock selection weighed on the Fund’s relative performance, most significantly within the industrial and consumer discretionary sectors. Overall, stocks of companies with lower profitability, higher volatility and lower quality outperformed, creating a challenging environment for the Fund, which favors higher quality, more profitable companies. The stocks rated as “sell” or “no buy” in our proprietary stock-rating model, and underweighted in the Fund, were the best performers, leading to negative relative return. The smallest-cap segment in the index (companies less than $350 million market cap) outperformed. Although overweighted in the Fund portfolio, stock selection was weak within this group.

We will continue to maintain our focus on higher quality companies. Further, we will continue to seek diverse exposure to domestic small-cap stocks across the economic sectors represented within the index, including those within the smallest segments of the market, while maintaining a disciplined process to manage active risk and transaction costs.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/30/99

SMALL CAP CORE FUND (CLASS I SHARES)[1]	84.09%	14.59%	11.35%	8.35%

SMALL CAP CORE FUND (CLASS K SHARES)[1]	84.21	14.61	11.35	8.35

RUSSELL 2000 INDEX	94.85	16.35	11.68	9.41

[1]

Class I shares and Class K shares were offered beginning on July 31, 2020. Performance of Class I shares and Class K shares prior to that date is for the Fund’s Shares class (the Shares class is no longer offered by the Fund).

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.66% and 0.60% for Class I shares, and 0.56% and 0.50% for Class K shares, respectively. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT (Class I shares) [2]

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[2] Class I shares were offered beginning on July 31, 2020. Performance prior to that date is the performance of the Fund’s Shares class, which is no longer offered by the Fund.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 U.S. companies in the Russell 3000® Index, based on market capitalization.

Information about Investment Considerations can be found on page 99.

EQUITY FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2021, the Small Cap Value Fund returned 77.18%, trailing the Russell 2000 Value Index return of 97.05%, its highest return for a 12-month period since the inception of the Index in June 1993. Unprecedented levels of fiscal and monetary stimulus paved the way for a recovery in equity markets following the sharp COVID-19-related sell-off in early 2020. Continued fiscal and monetary support along with declining rates of COVID-19 infection bolstered investor confidence. Credit spreads tightened as oil prices, interest rates and inflation expectations moved higher. Following positive news surrounding vaccine development and distribution, investors returned to more value- and cyclically-oriented segments of the market.

The consumer discretionary, materials and energy sectors were the top performers within the Fund’s benchmark index as investors rewarded companies leveraged to economic reopening. Defensive sectors such as utilities and real estate lagged the overall market. Despite wide disparities in returns among sectors in the index (for example, consumer discretionary stocks were up 249% compared to utilities, which were up just 17%), sector selection had only a modest impact on the Fund’s relative performance. Weak stock selection within all sectors detracted from relative return, most notably within the consumer discretionary sector, which accounted for about one third of the Fund’s overall underperformance. Stocks rated “buy” in our proprietary stock selection model underperformed “sell” rated stocks in all but two sectors. Stocks in the lowest profit margin, lowest return-on-equity and highest volatility quintiles outperformed, creating significant performance challenges given the Fund’s overweighting of higher quality and more profitable stocks.

Going forward, consistent with our long-term approach, we will continue to seek reasonably priced but more profitable small company stocks while avoiding lower quality companies. We continue to apply our disciplined cost- and risk-efficient investment strategy, balancing return, risk and transaction costs in pursuing the Fund’s objective.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

SMALL CAP VALUE FUND	77.18%	10.17%	9.46%	9.84%

RUSSELL 2000 VALUE INDEX	97.05	13.56	10.06	10.32

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.11% and 1.00%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Russell 2000 Value Index is an unmanaged index measuring the performance of those companies included in the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values.

Information about Investment Considerations can be found on page 99.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY FUNDS

EQUITY FUNDS

U.S. QUALITY ESG FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Russell 1000 Index returned 60.59% for the 12-month reporting period ended March 31, 2021. For the reporting period, the U.S. Quality ESG Fund (Class K shares)1 returned 60.63%, slightly outperforming the benchmark index. Unprecedented levels of fiscal and monetary stimulus paved the way for a recovery in equity markets following the sharp COVID-19 related sell-off in early 2020. A number of economic indicators, including employment, consumer spending, manufacturing and housing data reached low levels early in the reporting period and then recovered steadily. Continued fiscal and monetary support along with declining rates of COVID-19 infection bolstered investor confidence. Credit spreads tightened as oil prices, interest rates and inflation expectations moved higher. Following positive news regarding vaccine development and distribution, investors returned to more value- and cyclically-oriented segments of the market, as well as those best positioned to benefit from economic recovery. The consumer discretionary and energy sectors led performance within the benchmark index as investors rewarded companies leveraged to economic reopening. Defensive sectors such as utilities and consumer staples lagged the overall market.

The Fund generally invests in high quality companies that we believe have favorable environmental, social and governance (“ESG”) characteristics under a third-party vendor’s rating methodology. While companies exhibiting both high quality and ESG leadership generally outperformed the Russell 1000 Index during the period, the low quality nature of the broad market rally offset some of the positive returns experienced in that segment as the Fund was overweight higher quality companies. Our underweight to the utilities sector relative to the Fund’s benchmark index added positively to Fund performance during the period, as this sector experienced the slowest growth amongst the group, while our slight underweight to the energy sector was a slight headwind to Fund performance.

The Fund will seek to continue to invest in financially sound companies with measurable high ESG ratings relative to their sector peers, and screen out particular companies that do not meet its ESG criteria. We believe that incorporating both a financial lens and the non-financial lens of ESG content into the portfolio construction process offers the potential for the Fund to generate positive relative performance over the long term.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION 10/02/17

U.S. Quality ESG Fund (Class K shares)[1]	60.63%	17.81%	16.79%

U.S. Quality ESG Fund (Class I shares)[1]	60.55	17.79	16.77

RUSSELL 1000 INDEX	60.59	17.31	16.44

[1]

Class K shares were offered beginning on July 31, 2020. Class I shares commenced operations on August 24, 2020. Performance of Class K shares and Class I shares prior to these dates is for the Fund’s Shares class (the Shares class is no longer offered by the Fund).

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.55% and 0.39% for Class K shares, and 0.65% and 0.49% for Class I shares, respectively. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT (Class K shares) [2]

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[2] Class K shares were offered beginning on July 31, 2020. Performance prior to that date is the performance of the Fund’s Shares class, which is no longer offered by the Fund.

The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on net capitalization.

Information about Investment Considerations can be found on page 99.

EQUITY FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

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NORTHERN FUNDS ANNUAL REPORT	9	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND		LARGE CAP CORE FUND	LARGE CAP VALUE FUND
ASSETS:

Investments, at value	$149,295	$102,303		$269,468	$63,453

Investments in affiliates, at value	481	1,617		1,148	377

Cash held at broker (restricted $0)	—	4		—	—

Foreign currencies held at broker, at value (restricted $258)	—	345	(1)	—	—

Foreign currencies, at value (cost $587)	—	583		—	—

Dividend income receivable	167	473		149	48

Receivable for foreign tax reclaims	—	485		—	—

Receivable for securities sold	—	—		—	—

Receivable for variation margin on futures contracts	3	3		7	2

Receivable for fund shares sold	71	300		49	5

Receivable from investment adviser	—	—		6	—

Prepaid and other assets	5	55		3	4
Total Assets	150,022	106,118		270,830	63,889

LIABILITIES:

Payable for variation margin on futures contracts	—	8		—	—

Payable for fund shares redeemed	15	—		202	21

Payable to affiliates:

Management fees	36	24		23	6

Custody fees	1	9		3	1

Shareholder servicing fees	9	1		3	2

Transfer agent fees	5	4		8	2

Accrued Trustee fees	4	9		16	6

Outstanding options written, at value (premiums received $36)	13	—		—	—

Accrued other liabilities	31	31		30	30
Total Liabilities	114	86		285	68
Net Assets	$149,908	$106,032		$270,545	$63,821

ANALYSIS OF NET ASSETS:

Capital stock	$91,693	$137,878		$162,328	$55,155

Distributable earnings (loss)	58,215	(31,846)		108,217	8,666
Net Assets	$149,908	$106,032		$270,545	$63,821

Net Assets:

Shares	$149,908	$106,032		$270,545	$63,821

Class K	—	—		—	—

Class I	—	—		—	—

Total Shares Outstanding ($.001 par value, unlimited authorization):

Shares	10,120	10,955		10,718	3,130

Class K	—	—		—	—

Class I	—	—		—	—

Net Asset Value, Redemption and Offering Price Per Share:

Shares	$14.81	$9.68		$25.24	$20.39

Class K	—	—		—	—

Class I	—	—		—	—

Investments, at cost	$93,906	$89,466		$169,339	$53,340
Investments in affiliates, at cost	481	1,617		1,148	377

(1)	Costs associated with foreign currencies held at broker is $345.

See Notes to the Financial Statements.

EQUITY FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

SMALL CAP CORE FUND	SMALL CAP VALUE FUND	U.S. QUALITY ESG FUND

$525,278	$2,919,522	$297,876

16,121	52,523	283

—	—	—

—	—	—

—	—	—

351	3,178	176

—	—	—

—	756	—

235	727	—

211	1,662	—

3	—	10

8	9	5
542,207	2,978,377	298,350

—	—	—

69	2,926	—

48	575	21

—	11	2

34	406	—

17	96	9

4	11	—

—	—	—

30	91	31
202	4,116	63
$542,005	$2,974,261	$298,287

$265,943	$1,783,122	$227,153

276,062	1,191,139	71,134
$542,005	$2,974,261	$298,287

—	2,974,261	—

287,618	—	298,204

254,387	—	83

—	126,754	—

8,828	—	18,504

7,813	—	5

—	23.46	—

32.58	—	16.12

32.56	—	16.12

$271,639	$1,838,725	$232,132
16,121	52,523	283

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	LARGE CAP CORE FUND	LARGE CAP VALUE FUND

INVESTMENT INCOME:

Dividend income	$3,397	$3,270 (1)	$4,305	$1,445

Dividend income from investments in affiliates	1	1	1	—

Interest income	1	—	2	1

Total Investment Income	3,399	3,271	4,308	1,446

EXPENSES:

Management fees	1,276	482	986	292

Custody fees	19	79	38	17

Transfer agent fees	52	39	86	21

Registration fees	21	19	23	20

Printing fees	57	55	58	56

Professional fees	39	51	38	38

Shareholder servicing fees (Shares)	102	4	36	26

Shareholder servicing fees (Class I)	—	—	—	—

Trustee fees	6	6	7	6

Interest expense	—	1	—	—

Other	17	23	14	14

Total Expenses	1,589	759	1,286	490

Less expenses reimbursed by investment adviser	(231)	(236)	(266)	(175)

Net Expenses	1,358	523	1,020	315

Net Investment Income	2,041	2,748	3,288	1,131

NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments	11,296	(13,367)	9,440	284

Options written	455	—	—	—

Futures contracts	744	1,168	1,297	398

Foreign currency transactions	—	59	—	—

Net changes in unrealized appreciation (depreciation) on:

Investments	41,870	46,467	80,765	24,320

Options written	(17)	—	—	—

Futures contracts	(170)	(313)	(93)	(32)

Foreign currency translations	—	22	—	—

Net Gains	54,178	34,036	91,409	24,970

Net Increase in Net Assets Resulting from Operations	$56,219	$36,784	$94,697	$26,101

(1)	Net of $316 in foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2021

SMALL CAP CORE FUND	SMALL CAP VALUE FUND	U.S. QUALITY ESG FUND

$5,171	$50,551	$3,091

3	44	1

5	38	—

5,179	50,633	3,092

2,231	23,380	755

64	178	29

167	947	77

48	52	36

99	208	84

40	74	40

68	3,023	—

145	—	—

6	26	3

—	—	—

14	71	13

2,882	27,959	1,037

(406)	(3,273)	(242)

2,476	24,686	795

2,703	25,947	2,297

38,360	123,812	7,627

—	—	—

5,619	51,241	435

—	—	—

215,033	1,225,446	74,541

—	—	—

(1,211)	(2,492)	(34)

—	—	—

257,801	1,398,007	82,569

$260,504	$1,423,954	$84,866

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND		LARGE CAP CORE FUND		LARGE CAP VALUE FUND

Amounts in thousands	2021	2020	2021	2020	2021	2020	2021	2020

OPERATIONS:

Net investment income	$2,041	$3,464	$2,748	$5,733	$3,288	$4,468	$1,131	$1,429

Net realized gains (losses)	12,495	6,801	(12,140)	(15,908)	10,737	2,258	682	990

Net change in unrealized appreciation (depreciation)	41,683	(25,216)	46,176	(24,618)	80,672	(27,339)	24,288	(13,245)

Net Increase (Decrease) in Net Assets Resulting from Operations	56,219	(14,951)	36,784	(34,793)	94,697	(20,613)	26,101	(10,826)
CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	(11,159)	(41,592)	(47,177)	(39,768)	14,501	(50,039)	(7,211)	(27,469)

Net increase in net assets resulting from Class K transactions	—	—	—	—	—	—	—	—

Net increase in net assets resulting from Class I transactions	—	—	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(11,159)	(41,592)	(47,177)	(39,768)	14,501	(50,039)	(7,211)	(27,469)
DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(10,714)	(15,527)	(5,764)	(6,938)	(3,348)	(9,873)	(855)	(1,500)

Total Distributions to Shares Shareholders	(10,714)	(15,527)	(5,764)	(6,938)	(3,348)	(9,873)	(855)	(1,500)
DISTRIBUTIONS TO CLASS K SHAREHOLDERS:

Distributable earnings	—	—	—	—	—	—	—	—

Total Distributions to Class K Shareholders	—	—	—	—	—	—	—	—
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:

Distributable earnings	—	—	—	—	—	—	—	—

Total Distributions to Class I Shareholders	—	—	—	—	—	—	—	—
Total Increase (Decrease) in Net Assets	34,346	(72,070)	(16,157)	(81,499)	105,850	(80,525)	18,035	(39,795)

NET ASSETS:

Beginning of year	115,562	187,632	122,189	203,688	164,695	245,220	45,786	85,581

End of year	$149,908	$115,562	$106,032	$122,189	$270,545	$164,695	$63,821	$45,786

*	Amounts round to less than $1,000.

(1)	On July 31, 2020, the balances of the Shares Class for Small Cap Core and U.S. Quality ESG Funds were transferred to Class I and Class K, respectively, due to a class conversion . (See Note 8).

See Notes to the Financial Statements.

EQUITY FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP CORE FUND			SMALL CAP VALUE FUND		U.S. QUALITY ESG FUND

2021		2020	2021	2020	2021		2020

$2,703		$3,230	$25,947	$32,044	$2,297		$1,569

43,979		(1,587)	175,053	133,958	8,062		(683)

213,822		(106,107)	1,222,954	(953,587)	74,507		(10,846)

260,504		(104,464)	1,423,954	(787,585)	84,866		(9,960)

(430,293	)(1)	16,577	(474,603)	100,834	(137,880	)(1)	79,589

205,564		—	—	—	249,096		—

185,357		—	—	—	71		—

(39,372)		16,577	(474,603)	100,834	111,287		79,589

—		(29,297)	(51,990)	(208,800)	(473)		(2,023)

—		(29,297)	(51,990)	(208,800)	(473)		(2,023)

(12,622)		—	—	—	(3,167)		—

(12,622)		—	—	—	(3,167)		—

(10,571)		—	—	—	—	*	—

(10,571)		—	—	—	—	*	—

197,939		(117,184)	897,361	(895,551)	192,513		67,606

344,066		461,250	2,076,900	2,972,451	105,774		38,168

$542,005		$344,066	$2,974,261	$2,076,900	$298,287		$105,774

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

INCOME EQUITY FUND	SHARES

Selected per share data	2021	2020		2019		2018	2017

Net Asset Value, Beginning of Year	$10.42	$12.95		$13.96		$13.39	$12.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.20	0.26		0.28		0.27	0.27

Net realized and unrealized gains (losses)	5.28	(1.63)		0.56		1.36	1.29

Total from Investment Operations	5.48	(1.37)		0.84		1.63	1.56

LESS DISTRIBUTIONS PAID:

From net investment income	(0.25)	(0.26)		(0.28)		(0.27)	(0.27)

From net realized gains	(0.84)	(0.90)		(1.57)		(0.79)	(0.12)

Total Distributions Paid	(1.09)	(1.16)		(1.85)		(1.06)	(0.39)

Net Asset Value, End of Year	$14.81	$10.42		$12.95		$13.96	$13.39

Total Return(1)	53.57%	(12.44	)%(2)	7.66	%(3)	12.08%	12.94%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$149,908	$115,562		$187,632		$217,214	$230,511

Ratio to average net assets of:

Expenses, net of reimbursements and credits(4)	1.01%	1.02%		1.01%		1.01%	1.01%

Expenses, before reimbursements and credits	1.18%	1.12%		1.12%		1.11%	1.15%

Net investment income, net of reimbursements and credits(4)	1.51%	1.89%		2.01%		1.88%	2.07%

Net investment income, before reimbursements and credits	1.34%	1.79%		1.90%		1.78%	1.93%

Portfolio Turnover Rate	27.94%	76.34%		40.94%		23.14%	32.17%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	During the fiscal year ended March 31, 2020, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been (12.98)%.

(3)	During the fiscal year ended March 31, 2019, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 7.16%.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000, $2,000, $3,000 and $5,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY FUND	SHARES

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$7.14	$9.36	$10.16	$9.06	$8.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.45	0.37	0.37	0.21	0.14

Net realized and unrealized gains (losses)	2.63	(2.23)	(0.94)	1.01	0.93

Total from Investment Operations	3.08	(1.86)	(0.57)	1.22	1.07

LESS DISTRIBUTIONS PAID:

From net investment income(1)	(0.54)	(0.36)	(0.23)	(0.12)	(0.13)

Total Distributions Paid	(0.54)	(0.36)	(0.23)	(0.12)	(0.13)

Net Asset Value, End of Year	$9.68	$7.14	$9.36	$10.16	$9.06

Total Return(2)	43.53%	(20.78)%	(5.36)%	13.50%	13.32%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$106,032	$122,189	$203,688	$262,902	$154,784

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.52%	0.55%	0.51%	0.51%	0.93	%(4)

Expenses, before reimbursements and credits	0.75%	0.67%	0.69%	0.81%	1.23%

Net investment income, net of reimbursements and credits(3)	2.73%	3.14%	3.18%	2.53%	1.67	%(4)

Net investment income, before reimbursements and credits	2.50%	3.02%	3.00%	2.23%	1.37%

Portfolio Turnover Rate	63.81%	33.97%	59.45%	101.53%	101.07%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000, $1,000, $3,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)

Effective January 1, 2017, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.50%. Prior to January 1, 2017, the expense limitation had been 1.06%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP CORE FUND	SHARES

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$16.46	$19.36	$18.88	$16.98	$15.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.31	0.39	0.34	0.31	0.30

Net realized and unrealized gains (losses)	8.79	(2.44)	0.65	2.11	1.88

Total from Investment Operations	9.10	(2.05)	0.99	2.42	2.18

LESS DISTRIBUTIONS PAID:

From net investment income	(0.32)	(0.39)	(0.34)	(0.31)	(0.30)

From net realized gains	—	(0.46)	(0.17)	(0.21)	—

Total Distributions Paid	(0.32)	(0.85)	(0.51)	(0.52)	(0.30)

Net Asset Value, End of Year	$25.24	$16.46	$19.36	$18.88	$16.98

Total Return(1)	55.62%	(11.28)%	5.45%	14.34%	14.60%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$270,545	$164,695	$245,220	$244,798	$127,255

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.45%	0.46%	0.46%	0.46%	0.49	%(3)

Expenses, before reimbursements and credits	0.57%	0.56%	0.56%	0.58%	0.63%

Net investment income, net of reimbursements and credits(2)	1.47%	1.85%	1.76%	1.75%	1.85	%(3)

Net investment income, before reimbursements and credits	1.35%	1.75%	1.66%	1.63%	1.71%

Portfolio Turnover Rate	38.54%	37.90%	45.92%	50.70%	66.77%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, $1,000, $2,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)

Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to Financial Statements) to 0.45%. Prior to June 15, 2016, the expense limitation had been 0.60%.

See Notes to the Financial Statements.

EQUITY FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND	SHARES

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$12.85	$16.42	$15.83	$15.22	$12.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.38	0.41	0.34	0.35	0.27

Net realized and unrealized gains (losses)	7.42	(3.62)	0.50	0.64	2.22

Total from Investment Operations	7.80	(3.21)	0.84	0.99	2.49

LESS DISTRIBUTIONS PAID:

From net investment income	(0.26)	(0.36)	(0.25)	(0.38)	(0.22)

Total Distributions Paid	(0.26)	(0.36)	(0.25)	(0.38)	(0.22)

Net Asset Value, End of Year	$20.39	$12.85	$16.42	$15.83	$15.22

Total Return(1)	61.02%	(20.16)%	5.52%	6.43%	19.29%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$63,821	$45,786	$85,581	$89,814	$93,854

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.57%	0.55%	0.59%	0.58%	0.63	%(3)

Expenses, before reimbursements and credits	0.89%	0.83%	0.83%	0.90%	1.12%

Net investment income, net of reimbursements and credits(2)	2.05%	2.04%	1.95%	2.08%	1.80	%(3)

Net investment income, before reimbursements and credits	1.73%	1.76%	1.71%	1.76%	1.31%

Portfolio Turnover Rate	74.86%	80.40%	96.45%	110.59%	71.22%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and approximately $1,000, $2,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)

Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.55%. Prior to June 15, 2016, the expense limitation had been 0.85%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP CORE FUND	CLASS K (1)

Selected per share data	PERIOD ENDED MARCH 31, 2021

Net Asset Value, Beginning of Period	$23.46

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.13

Net realized and unrealized gains	10.42

Total from Investment Operations	10.55

LESS DISTRIBUTIONS PAID:

From net investment income	(0.21)

From net realized gains	(1.22)

Total Distributions Paid	(1.43)

Net Asset Value, End of Period	$32.58

Total Return(2)	45.82%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$287,618

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits	0.49%

Expenses, before reimbursements and credits(4)	0.57%

Net investment income, net of reimbursements and credits(5)	0.67%

Net investment income, before reimbursements and credits(4)(5)	0.59%

Portfolio Turnover Rate	26.59%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, which represents less than 0.01 percent of average net assets for the period July 31, 2020 (commencement of class operations) to March 31, 2021. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	As the Fund commenced operation of Class K shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the class might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE PERIOD ENDED MARCH 31,

SMALL CAP CORE FUND	CLASS I (1)

Selected per share data	PERIOD ENDED MARCH 31, 2021

Net Asset Value, Beginning of Period	$23.46

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.12

Net realized and unrealized gains	10.41

Total from Investment Operations	10.53

LESS DISTRIBUTIONS PAID:

From net investment income	(0.21)

From net realized gains	(1.22)

Total Distributions Paid	(1.43)

Net Asset Value, End of Period	$32.56

Total Return(2)	45.72%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$254,387

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits	0.59%

Expenses, before reimbursements and credits(4)	0.67%

Net investment income, net of reimbursements and credits(5)	0.57%

Net investment income, before reimbursements and credits(4)(5)	0.49%

Portfolio Turnover Rate	26.59%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, which represents less than 0.01 percent of average net assets for the period July 31, 2020 (commencement of class operations) to March 31, 2021. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	As the Fund commenced operation of Class I shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the class might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP VALUE FUND		SHARES

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$13.49	$20.18	$22.71	$24.00	$19.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.20	0.22	0.21	0.20	0.19

Net realized and unrealized gains (losses)	10.15	(5.45)	(0.59)	0.79	4.55

Total from Investment Operations	10.35	(5.23)	(0.38)	0.99	4.74

LESS DISTRIBUTIONS PAID:

From net investment income	(0.22)	(0.23)	(0.16)	(0.21)	(0.22)

From net realized gains	(0.16)	(1.23)	(1.99)	(2.07)	(0.33)

Total Distributions Paid	(0.38)	(1.46)	(2.15)	(2.28)	(0.55)

Net Asset Value, End of Year	$23.46	$13.49	$20.18	$22.71	$24.00

Total Return(1)	77.32%	(28.43)%	(0.45)%	3.76%	23.82%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,974,261	$2,076,900	$2,972,451	$3,538,528	$3,777,051

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, before reimbursements and credits	1.13%	1.10%	1.12%	1.13%	1.22%

Net investment income, net of reimbursements and credits(2)	1.05%	1.09%	0.86%	0.82%	0.89%

Net investment income, before reimbursements and credits	0.92%	0.99%	0.74%	0.69%	0.67%

Portfolio Turnover Rate	27.79%	14.18%	16.02%	18.65%	11.48%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $59,000, $138,000, $110,000, $119,000 and $184,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED OR PERIOD ENDED MARCH 31,

U.S. QUALITY ESG FUND	CLASS K (1)

Selected per share data	PERIOD ENDED MARCH 31, 2021
Net Asset Value, Beginning of Period	$13.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.10

Net realized and unrealized gains	3.21

Total from Investment Operations	3.31

LESS DISTRIBUTIONS PAID:

From net investment income	(0.11)

From net realized gains	(0.08)

Total Distributions Paid	(0.19)

Net Asset Value, End of Period	$16.12

Total Return(2)	25.59%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$298,204

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits	0.39%

Expenses, before reimbursements and credits(4)	0.51%

Net investment income, net of reimbursements and credits(5)	1.06%

Net investment income, before reimbursements and credits(4)(5)	0.94%

Portfolio Turnover Rate	28.66%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, which represents less than 0.01 percent of average net assets for the period July 31, 2020 (commencement of class operations) to March 31, 2021. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	As the Fund commenced operation of Class K shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the class might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED OR PERIOD ENDED MARCH 31,

U.S. QUALITY ESG FUND	CLASS I (1)

Selected per share data	PERIOD ENDED MARCH 31, 2021

Net Asset Value, Beginning of Period	$13.66

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.08

Net realized and unrealized gains	2.56

Total from Investment Operations	2.64

LESS DISTRIBUTIONS PAID:

From net investment income	(0.10)

From net realized gains	(0.08)

Total Distributions Paid	(0.18)

Net Asset Value, End of Period	$16.12

Total Return(2)	19.46%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$83

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits	0.49%

Expenses, before reimbursements and credits	0.61%

Net investment income, net of reimbursements and credits(4)	0.91%

Net investment income, before reimbursements and credits(4)	0.79%

Portfolio Turnover Rate	28.66%

(1)	For the period from August 24, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	As the Fund commenced operation of Class I shares on August 24, 2020, annualized net investment income may not be reflective of actual amounts the class might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND	MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.5%

Aerospace & Defense – 1.1%

Lockheed Martin Corp.	4,350	$1,607

Air Freight & Logistics – 0.3%

C.H. Robinson Worldwide, Inc.	4,906	468

Banks – 4.7%

Bank of America Corp.	10,300	398

Citigroup, Inc.	34,429	2,505

First Hawaiian, Inc.	38,060	1,042

JPMorgan Chase & Co.	20,318	3,093

		7,038

Beverages – 0.1%

Coca-Cola (The) Co.	4,092	216

Biotechnology – 3.5%

AbbVie, Inc.	15,165	1,641

Amgen, Inc.	8,080	2,010

Gilead Sciences, Inc.	23,837	1,541

		5,192

Capital Markets – 2.2%

Ameriprise Financial, Inc.	4,606	1,071

BlackRock, Inc.	1,512	1,140

Lazard Ltd., Class A	20,227	880

Morgan Stanley	2,993	232

		3,323

Chemicals – 2.6%

CF Industries Holdings, Inc.	20,010	908

Dow, Inc.	13,986	894

Huntsman Corp.	23,189	669

Sherwin-Williams (The) Co.	1,822	1,345

		3,816

Communications Equipment – 1.7%

Cisco Systems, Inc.	49,431	2,556

Ubiquiti, Inc.	39	12

		2,568

Consumer Finance – 1.4%

American Express Co.	14,873	2,104

Containers & Packaging – 0.7%

International Paper Co.	18,927	1,023

Distributors – 0.5%

Genuine Parts Co.	2,726	315

Pool Corp.	1,171	404

		719

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Diversified Telecommunication Services – 2.3%

AT&T, Inc.	36,917	$1,117

Verizon Communications, Inc.	40,117	2,333

		3,450

Electric Utilities – 1.3%

Avangrid, Inc.	12,814	638

Exelon Corp.	21,959	961

NRG Energy, Inc.	6,106	230

OGE Energy Corp.	4,309	140

		1,969

Electrical Equipment – 0.9%

Emerson Electric Co.	13,464	1,215

Rockwell Automation, Inc.	727	193

		1,408

Energy Equipment & Services – 0.6%

Helmerich & Payne, Inc.	31,283	843

Entertainment – 1.1%

Activision Blizzard, Inc.	17,362	1,615

Equity Real Estate Investment Trusts – 4.3%

American Tower Corp.	4,197	1,003

Apartment Income REIT Corp.	15,122	647

Apartment Investment and Management Co., Class A	14,992	92

Brandywine Realty Trust	16,853	218

Corporate Office Properties Trust	20,233	533

Cousins Properties, Inc.	20,639	730

Extra Space Storage, Inc.	2,144	284

Gaming and Leisure Properties, Inc.	17,353	736

Highwoods Properties, Inc.	16,919	726

Mid-America Apartment Communities, Inc.	6,023	869

Weingarten Realty Investors	21,882	589

		6,427

Food & Staples Retailing – 2.0%

Sysco Corp.	10,988	865

Walmart, Inc.	16,118	2,190

		3,055

Food Products – 0.6%

General Mills, Inc.	13,658	838

Health Care Equipment & Supplies – 1.7%

Abbott Laboratories	8,849	1,060

Baxter International, Inc.	6,621	558

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Health Care Equipment & Supplies – 1.7% continued

DENTSPLY SIRONA, Inc.	1,779	$114

ResMed, Inc.	4,276	830

		2,562

Health Care Providers & Services – 1.2%

AmerisourceBergen Corp.	104	12

Cardinal Health, Inc.	14,155	860

Humana, Inc.	315	132

UnitedHealth Group, Inc.	2,233	831

		1,835

Health Care Technology – 0.4%

Cerner Corp.	8,094	582

Hotels, Restaurants & Leisure – 0.7%

McDonald’s Corp.	347	78

Travel + Leisure Co.	9,204	563

Yum! Brands, Inc.	4,087	442

		1,083

Household Durables – 0.8%

Leggett & Platt, Inc.	2,451	112

Newell Brands, Inc.	40,637	1,088

		1,200

Household Products – 2.6%

Clorox (The) Co.	3,429	661

Colgate-Palmolive Co.	19,300	1,522

Kimberly-Clark Corp.	5,229	727

Procter & Gamble (The) Co.	7,517	1,018

		3,928

Independent Power & Renewable Electricity Producers – 0.1%

Vistra Corp.	10,998	194

Insurance – 2.1%

Aflac, Inc.	20,340	1,041

Allstate (The) Corp.	5,611	645

MetLife, Inc.	8,417	511

Principal Financial Group, Inc.	15,478	928

		3,125

Interactive Media & Services – 3.2%

Alphabet, Inc., Class A(1) *	1,673	3,451

Facebook, Inc., Class A(1) *	4,502	1,326

		4,777

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Internet & Direct Marketing Retail – 3.2%

Amazon.com, Inc.(1) *	1,408	$4,356

eBay, Inc.	6,822	418

		4,774

IT Services – 4.5%

Accenture PLC, Class A	4,338	1,199

International Business Machines Corp.	14,178	1,889

Mastercard, Inc., Class A	7,109	2,531

Visa, Inc., Class A	5,171	1,095

		6,714

Life Sciences Tools & Services – 0.1%

Thermo Fisher Scientific, Inc.	335	153

Machinery – 2.4%

Caterpillar, Inc.	6,148	1,425

Cummins, Inc.	3,087	800

Illinois Tool Works, Inc.	6,477	1,435

		3,660

Media – 2.4%

Comcast Corp., Class A	49,724	2,690

New York Times (The) Co., Class A	629	32

Omnicom Group, Inc.	5,568	413

Sirius XM Holdings, Inc.	72,514	442

		3,577

Metals & Mining – 0.6%

Southern Copper Corp.	13,718	931

Multiline Retail – 0.3%

Target Corp.	1,921	380

Multi-Utilities – 1.7%

MDU Resources Group, Inc.	27,245	861

Public Service Enterprise Group, Inc.	14,140	851

WEC Energy Group, Inc.	8,352	782

		2,494

Oil, Gas & Consumable Fuels – 2.0%

Antero Midstream Corp.	87,830	793

Cabot Oil & Gas Corp.	7,061	133

ConocoPhillips	24,366	1,291

Valero Energy Corp.	11,234	804

Williams (The) Cos., Inc.	1,226	29

		3,050

Pharmaceuticals – 5.6%

Eli Lilly and Co.	11,945	2,232

Johnson & Johnson	15,876	2,609

Merck & Co., Inc.	17,157	1,323

See Notes to the Financial Statements.

EQUITY FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Pharmaceuticals – 5.6% continued

Pfizer, Inc.	57,959	$2,100

Viatris, Inc.*	7,190	100

		8,364

Professional Services – 0.3%

TransUnion	4,640	418
Road & Rail – 1.1%

Old Dominion Freight Line, Inc.	3,641	876

Union Pacific Corp.	3,463	763

		1,639

Semiconductors & Semiconductor Equipment – 6.5%

Analog Devices, Inc.	6,223	965

Applied Materials, Inc.	800	107

Intel Corp.	6,070	389

KLA Corp.	2,470	816

Lam Research Corp.	3,271	1,947

Microchip Technology, Inc.	5,231	812

NVIDIA Corp.	261	139

QUALCOMM, Inc.	16,102	2,135

Texas Instruments, Inc.	13,203	2,495

		9,805

Software – 8.3%

Citrix Systems, Inc.	4,940	693

Intuit, Inc.	3,529	1,352

Microsoft Corp.	31,185	7,353

Oracle Corp.	32,213	2,260

SS&C Technologies Holdings, Inc.	10,166	710

		12,368

Specialty Retail – 3.0%

Best Buy Co., Inc.	5,100	586

Home Depot (The), Inc.	9,308	2,841

Lowe’s Cos., Inc.	4,803	913

Tractor Supply Co.	1,175	208

		4,548

Technology Hardware, Storage & Peripherals – 8.9%

Apple, Inc.(1)	88,780	10,844

HP, Inc.	40,729	1,293

NetApp, Inc.	8,884	646

Seagate Technology PLC	7,932	609

		13,392

Textiles, Apparel & Luxury Goods – 0.5%

VF Corp.	9,190	734

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Tobacco – 2.6%

Altria Group, Inc.	36,532	$1,869

Philip Morris International, Inc.	23,077	2,048

		3,917

Trading Companies & Distributors – 0.8%

Fastenal Co.	11,177	562

Watsco, Inc.	2,628	685

		1,247
Total Common Stocks
(Cost $93,741)		149,130

INVESTMENT COMPANIES – 0.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(2) (3)	480,744	481
Total Investment Companies
(Cost $481)		481

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%
U.S. Treasury Bills, 0.06%, 7/15/21(4) (5)	$165	$165
Total Short-Term Investments
(Cost $165)		165

Total Investments – 99.9%
(Cost $94,387)		149,776

Other Assets less Liabilities – 0.1%		132
NET ASSETS – 100.0%		$149,908

(1)	Security represents underlying investment on open written option contracts.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2021 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued	MARCH 31, 2021

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	3	$595	Long	6/21	$14

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2021, the Fund had open written call options as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	VALUE (000S)

Alphabet, Inc., Exp. Date 4/16/2021, Strike Price $2,300.00	(16)	$(3,300)	$ (2)

Amazon.com, Inc., Exp. Date 4/16/2021, Strike Price $3,500.00	(14)	(4,332)	(2)

Apple, Inc., Exp. Date 4/16/2021, Strike Price $135.00	(443)	(5,411)	(5)

Facebook, Inc., Exp. Date 4/16/2021, Strike Price $325.00	(45)	(1,325)	(4)

Total Written Options Contracts			$(13)

(Premiums Received (000s) $36)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$149,130	$ —	$ —	$149,130

Investment Companies	481	—	—	481

Short-Term Investments	—	165	—	165

Total Investments	$149,611	$165	$ —	$149,776

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$ 14	$ —	$ —	$ 14

Liabilities

Written Options	(13)	—	—	(13)

Total Other Financial Instruments	$ 1	$ —	$ —	$ 1

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND	MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.3% (1)

Australia – 5.3%

AGL Energy Ltd.	14,309	$105

Aristocrat Leisure Ltd.	24,921	653

AusNet Services	83,857	117

Australia & New Zealand Banking Group Ltd.	61,123	1,313

BHP Group Ltd.	10,966	379

Brambles Ltd.	16,521	133

Coca-Cola Amatil Ltd.	3,039	31

Commonwealth Bank of Australia	8,261	542

CSL Ltd.	858	173

Fortescue Metals Group Ltd.	59,856	914

Santos Ltd.	16,340	88

Sonic Healthcare Ltd.	2,506	67

Stockland	38,269	128

Tabcorp Holdings Ltd.	13,033	47

Telstra Corp. Ltd.	115,236	298

Wesfarmers Ltd.	7,425	298

Woolworths Group Ltd.	8,951	279

		5,565

Austria – 0.5%

OMV A.G.	9,754	495

Belgium – 1.8%

Ageas S.A./N.V.	9,420	569

Anheuser-Busch InBev S.A./N.V.	9,539	601

Etablissements Franz Colruyt N.V.	4,643	277

Proximus S.A.DP	21,975	479

		1,926

Canada – 9.1%

Alimentation Couche-Tard, Inc., Class B	18,221	588

AltaGas Ltd.	8,592	143

Atco Ltd., Class I	3,923	130

B2Gold Corp.	72,051	310

Barrick Gold Corp.	3,384	67

Canadian Apartment Properties REIT	8,010	343

Canadian Natural Resources Ltd.	26,636	823

Canadian Pacific Railway Ltd.	2,655	1,014

Canadian Tire Corp. Ltd., Class A	712	101

CGI, Inc.*	7,802	650

Constellation Software, Inc.	447	624

Great-West Lifeco, Inc.	25,216	671

Hydro One Ltd.	3,867	90

iA Financial Corp., Inc.	2,518	137

IGM Financial, Inc.	29,571	901

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.3% (1) continued

Canada – 9.1% continued

Kinross Gold Corp.	92,291	$615

Manulife Financial Corp.	54,663	1,176

National Bank of Canada	6,725	457

Quebecor, Inc., Class B	1,959	53

TC Energy Corp.	11,886	545

West Fraser Timber Co. Ltd.	2,864	206

		9,644

Denmark – 2.3%

AP Moller - Maersk A/S, Class B	177	412

Carlsberg A.S., Class B	4,407	678

Novo Nordisk A/S, Class B	5,504	372

Orsted A/S(2)	343	55

Pandora A/S*	8,730	935

		2,452

Finland – 0.2%

Fortum OYJ	6,874	184

France – 8.8%

BNP Paribas S.A.*	22,507	1,367

Capgemini S.E.	5,930	1,009

Cie de Saint-Gobain*	6,873	406

Cie Generale des Etablissements Michelin S.C.A.	6,709	1,004

Electricite de France S.A.*	12,894	173

Engie S.A.*	18,166	258

Eurofins Scientific S.E.*	6,882	658

La Francaise des Jeux S.A.E.M(2)	1,690	77

L’Oreal S.A.	2,976	1,141

LVMH Moet Hennessy Louis Vuitton S.E.	308	205

Publicis Groupe S.A.	11,435	698

Sanofi	10,346	1,023

Schneider Electric S.E.	3,480	532

TOTAL S.E.	16,087	749

		9,300

Germany – 7.3%

Aroundtown S.A.	35,226	251

Brenntag S.E.	6,552	559

Covestro A.G.(2)	12,439	836

Daimler A.G. (Registered)	15,369	1,369

Deutsche Post A.G. (Registered)	24,510	1,343

E.ON S.E.	1,950	23

Fresenius Medical Care A.G. & Co. KGaA	4,681	344

HelloFresh S.E.*	1,218	91

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.3% (1) continued

Germany – 7.3% continued

LEG Immobilien S.E.	2,169	$285

Merck KGaA	5,771	987

RWE A.G.	720	28

SAP S.E.	5,110	626

Siemens A.G. (Registered)	5,195	853

Uniper S.E.	3,560	129

		7,724

Hong Kong – 3.8%

BOC Hong Kong Holdings Ltd.	254,756	888

CK Infrastructure Holdings Ltd.	9,377	56

CLP Holdings Ltd.	20,913	203

Hang Seng Bank Ltd.	8,376	163

HKT Trust & HKT Ltd.	231,599	331

Sun Hung Kai Properties Ltd.	29,031	440

Swire Properties Ltd.	179,942	557

WH Group Ltd.(2)	389,129	316

Xinyi Glass Holdings Ltd.	316,730	1,041

		3,995

Ireland – 0.6%

CRH PLC	13,356	626

Israel – 0.8%

Check Point Software Technologies Ltd.*	7,204	807

Italy – 1.5%

Enel S.p.A.	56,101	560

Poste Italiane S.p.A.(2)	74,216	947

Snam S.p.A.	22,805	127

		1,634

Japan – 22.3%

Alfresa Holdings Corp.	21,209	409

Bridgestone Corp.	17,010	691

Brother Industries Ltd.	30,422	676

Chubu Electric Power Co., Inc.	11,400	147

Dai Nippon Printing Co. Ltd.	12,100	255

Daito Trust Construction Co. Ltd.	1,820	212

Daiwa House Industry Co. Ltd.	16,900	497

FUJIFILM Holdings Corp.	800	48

Honda Motor Co. Ltd.	6,900	208

Hoya Corp.	8,800	1,036

Iida Group Holdings Co. Ltd.	13,000	316

ITOCHU Corp.	37,727	1,227

Japan Post Insurance Co. Ltd.	24,000	495

Kajima Corp.	2,500	36

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.3% (1) continued

Japan – 22.3% continued

KDDI Corp.	32,319	$993

Kurita Water Industries Ltd.	3,600	155

Marubeni Corp.	3,100	26

Medipal Holdings Corp.	10,400	200

MEIJI Holdings Co. Ltd.	1,600	103

MINEBEA MITSUMI, Inc.	200	5

Mitsubishi Corp.	300	8

Mitsubishi Electric Corp.	40,500	620

Mitsubishi Gas Chemical Co., Inc.	12,800	315

Mitsubishi Heavy Industries Ltd.	18,800	587

Mitsui & Co. Ltd.	12,600	263

Nintendo Co. Ltd.	1,800	1,008

Nippon Telegraph & Telephone Corp.	23,134	595

Nippon Yusen K.K.	13,200	453

Nitto Denko Corp.	3,700	318

Obayashi Corp.	27,500	253

Ono Pharmaceutical Co. Ltd.	23,400	613

Otsuka Corp.	13,300	623

Persol Holdings Co. Ltd.	5,500	108

Resona Holdings, Inc.	159,300	668

SCSK Corp.	5,700	339

Secom Co. Ltd.	3,300	279

Sekisui House Ltd.	15,300	329

Seven & i Holdings Co. Ltd.	4,400	178

Shimamura Co. Ltd.	6,200	716

Subaru Corp.	14,200	284

Sumitomo Mitsui Financial Group, Inc.	33,500	1,218

Sumitomo Realty & Development Co. Ltd.	900	32

Sundrug Co. Ltd.	9,500	348

Suntory Beverage & Food Ltd.	7,876	293

TDK Corp.	2,400	335

Tohoku Electric Power Co., Inc.	1,100	10

Tokyo Electric Power Co. Holdings, Inc.*	37,300	125

Tokyo Electron Ltd.	3,500	1,498

Toppan Printing Co. Ltd.	27,500	465

Tosoh Corp.	43,644	835

Toyo Suisan Kaisha Ltd.	14,500	609

Toyota Motor Corp.	19,500	1,523

Trend Micro, Inc.	700	35

		23,618

Jordan – 0.3%

Hikma Pharmaceuticals PLC	10,699	336

See Notes to the Financial Statements.

EQUITY FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.3% (1) continued

Netherlands – 4.0%

ASM International N.V.	882	$258

ASML Holding N.V.	543	331

ING Groep N.V.	49,558	608

Koninklijke Ahold Delhaize N.V.	9,848	274

NN Group N.V.	19,520	954

Randstad N.V.	6,074	428

Royal Dutch Shell PLC, Class B	75,254	1,384

		4,237

New Zealand – 0.2%

Fisher & Paykel Healthcare Corp. Ltd.	11,130	250

Norway – 1.4%

DNB ASA	31,554	672

Norsk Hydro ASA	64,609	414

Yara International ASA	8,377	436

		1,522

Singapore – 1.4%

DBS Group Holdings Ltd.	22,352	482

United Overseas Bank Ltd.	51,600	997

Venture Corp. Ltd.	2,100	31

		1,510

Spain – 1.1%

ACS Actividades de Construccion y Servicios S.A.	14,801	491

Banco Bilbao Vizcaya Argentaria S.A.	26,326	137

Endesa S.A.	5,345	141

Iberdrola S.A.	25,744	332

Naturgy Energy Group S.A.	4,032	99

		1,200

Sweden – 4.0%

Electrolux AB, Class B	1,443	40

Evolution Gaming Group AB	676	99

Hennes & Mauritz AB, Class B*	22,896	515

Hexagon AB, Class B	7,625	703

Husqvarna AB, Class B	29,868	430

Industrivarden AB, Class A*	8,003	294

Investor AB, Class B	13,550	1,081

Sandvik AB*	6,557	179

SKF AB, Class B	26,021	740

Volvo AB, Class B*	8,185	207

		4,288

Switzerland – 8.8%

Adecco Group A.G. (Registered)	13,270	894

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.3% (1) continued

Switzerland – 8.8% continued

Coca-Cola HBC A.G. - CDI*	13,927	$443

Credit Suisse Group A.G. (Registered)	27,011	285

LafargeHolcim Ltd. (Registered)*	10,648	626

Logitech International S.A. (Registered)	4,317	452

Nestle S.A. (Registered)	10,204	1,137

Novartis A.G. (Registered)	15,890	1,357

Roche Holding A.G. (Genusschein)	6,497	2,100

Sonova Holding A.G. (Registered)*	255	68

STMicroelectronics N.V.	10,769	411

Swatch Group (The) A.G. (Bearer)	3,022	870

Swisscom A.G. (Registered)	1,354	726

		9,369

United Kingdom – 10.8%

3i Group PLC	58,502	931

Admiral Group PLC	2,975	127

Anglo American PLC	31,348	1,228

Aviva PLC	8,038	45

BAE Systems PLC	142,047	989

Barclays PLC	464,435	1,191

Berkeley Group Holdings (The) PLC	10,343	633

British American Tobacco PLC	25,777	986

Bunzl PLC	2,472	79

CNH Industrial N.V.*	26,516	412

Coca-Cola European Partners PLC	9,078	473

GlaxoSmithKline PLC	67,634	1,201

Imperial Brands PLC	28,155	579

Kingfisher PLC*	9,463	42

Legal & General Group PLC	7,123	27

National Grid PLC	21,287	254

Next PLC*	1,984	215

Persimmon PLC	8,379	340

Rio Tinto PLC	6,455	494

Sage Group (The) PLC	31,497	266

Schroders PLC	345	17

Segro PLC	7,943	103

SSE PLC	132	3

Tesco PLC	65,723	207

United Utilities Group PLC	11,681	149

Wm Morrison Supermarkets PLC	53,297	134

WPP PLC	24,354	309

		11,434
Total Common Stocks
(Cost $89,333)		102,116

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

PREFERRED STOCKS – 0.2% (1)

Germany – 0.2%

Henkel A.G. & Co. KGaA, 1.94%(3)	1,214	$136

Volkswagen A.G., 2.02%(3)	182	51

		187
Total Preferred Stocks
(Cost $133)		187

INVESTMENT COMPANIES – 1.5%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(4) (5)	1,617,482	1,617
Total Investment Companies
(Cost $1,617)		1,617

Total Investments – 98.0%
(Cost $91,083)		103,920

Other Assets less Liabilities – 2.0%		2,112
Net Assets – 100.0%		$106,032

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2021 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

A.G. – Aktiengesellschaft (German: Stock Corporation)

AB – Aktiebolag (Sweden: Corporation)

ASA – Aksjeselskap (Norway: Stock Company)

CDI – CREST Depository Interest

FTSE – Financial Times Stock Exchange

N.V. – Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC – Public Limited Company

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

S.A. – Société Anonyme (French: Public Limited Company)

S.E. – Societas Europaea (German: Public Company)

TSX – Toronto Stock Exchange

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

Euro Stoxx 50 (Euro)	36	$1,632	Long	6/21	$27

FTSE 100 Index (British Pound)	7	645	Long	6/21	(1)

S&P/TSX 60 Index (Canadian Dollar)	2	354	Long	6/21	1

SPI 200 Index (Australian Dollar)	3	385	Long	6/21	1

Yen Denominated Nikkei 225 (Japanese Yen)	6	795	Long	6/21	10

Total					$38

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

EQUITY FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Communication Services	5.2%

Consumer Discretionary	11.4

Consumer Staples	9.2

Energy	3.8

Financials	18.3

Health Care	10.6

Industrials	14.6

Information Technology	9.2

Materials	8.1

Real Estate	2.7

Short-Term Investments	1.5

Utilities	3.4

Total Investments	98.0

Other Assets less Liabilities	2.0

Net Assets	100.0%

At March 31, 2021, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Euro	25.4%

Japanese Yen	22.3

British Pound	12.0

Canadian Dollar	9.1

Swiss Franc	8.0

Australian Dollar	5.3

All other currencies less than 5%	15.9

Total Investments	98.0

Other Assets less Liabilities	2.0

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2021 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Canada	$9,644	$—	$—	$9,644

Israel	807	—	—	807

United Kingdom	473	10,961	—	11,434

All Other Countries(1)	—	80,231	—	80,231

Total Common Stocks	10,924	91,192	—	102,116

Preferred Stocks	—	187	—	187

Investment Companies	1,617	—	—	1,617

Total Investments	$12,541	$91,379	$ —	$103,920

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$39	$—	$—	$39

Liabilities

Futures Contracts	(1)	—	—	(1)

Total Other Financial Instruments	$38	$—	$—	$38
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.5%

Aerospace & Defense – 0.9%

Lockheed Martin Corp.	6,233	$2,303

Northrop Grumman Corp.	278	90

		2,393

Air Freight & Logistics – 1.4%

Expeditors International of Washington, Inc.	13,697	1,475

United Parcel Service, Inc., Class B	13,644	2,319

		3,794

Banks – 4.0%

Bank of America Corp.	110,024	4,257

Citigroup, Inc.	41,338	3,007

Citizens Financial Group, Inc.	8,871	392

JPMorgan Chase & Co.	11,404	1,736

Wells Fargo & Co.	36,231	1,415

		10,807

Beverages – 0.8%

Coca-Cola (The) Co.	8,354	440

Molson Coors Beverage Co., Class B*	13,615	697

Monster Beverage Corp.*	3,076	280

PepsiCo, Inc.	5,305	750

		2,167

Biotechnology – 1.5%

Amgen, Inc.	11,379	2,831

Gilead Sciences, Inc.	4,117	266

Regeneron Pharmaceuticals, Inc.*	966	457

Vertex Pharmaceuticals, Inc.*	1,744	375

		3,929

Building Products – 0.7%

Masco Corp.	30,701	1,839

Capital Markets – 2.6%

Ameriprise Financial, Inc.	2,920	679

Bank of New York Mellon (The) Corp.	2,396	113

BlackRock, Inc.	980	739

Goldman Sachs Group (The), Inc.	7,867	2,573

Invesco Ltd.	9,592	242

Morgan Stanley	35,364	2,746

		7,092

Chemicals – 1.1%

Celanese Corp.	838	125

Dow, Inc.	4,263	273

Eastman Chemical Co.	5,773	636

PPG Industries, Inc.	5,294	795

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Chemicals – 1.1% continued

Scotts Miracle-Gro (The) Co.	721	$177

Sherwin-Williams (The) Co.	1,224	903

		2,909

Communications Equipment – 1.3%

Cisco Systems, Inc.	68,214	3,527

Construction & Engineering – 0.3%

Quanta Services, Inc.	9,877	869

Consumer Finance – 1.1%

Ally Financial, Inc.	13,739	621

SLM Corp.	131,419	2,362

		2,983

Containers & Packaging – 0.8%

International Paper Co.	18,378	994

Sealed Air Corp.	23,840	1,092

		2,086

Diversified Financial Services – 1.7%

Berkshire Hathaway, Inc., Class B*	10,246	2,618

Equitable Holdings, Inc.	2,468	81

Jefferies Financial Group, Inc.	65,196	1,962

		4,661

Diversified Telecommunication Services – 1.8%

AT&T, Inc.	48,659	1,473

Verizon Communications, Inc.	58,009	3,373

		4,846

Electric Utilities – 1.2%

Edison International	998	58

Entergy Corp.	198	20

Exelon Corp.	34,455	1,507

FirstEnergy Corp.	32,099	1,114

NRG Energy, Inc.	12,561	474

		3,173

Electrical Equipment – 1.3%

Emerson Electric Co.	8,767	791

Hubbell, Inc.	9,572	1,789

Regal Beloit Corp.	6,367	908

		3,488

Electronic Equipment, Instruments & Components – 0.6%

Arrow Electronics, Inc.*	10,287	1,140

Zebra Technologies Corp., Class A*	861	418

		1,558

See Notes to the Financial Statements.

EQUITY FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Energy Equipment & Services – 0.9%

Baker Hughes Co.	52,168	$1,128

Schlumberger N.V.	51,017	1,387

		2,515

Entertainment – 1.7%

Activision Blizzard, Inc.	3,263	304

Electronic Arts, Inc.	12,541	1,698

Netflix, Inc.*	2,029	1,058

Take-Two Interactive Software, Inc.*	3,494	617

Walt Disney (The) Co.*	4,322	798

		4,475

Equity Real Estate Investment Trusts – 2.4%

Cousins Properties, Inc.	46,224	1,634

Gaming and Leisure Properties, Inc.	30,095	1,277

Highwoods Properties, Inc.	38,861	1,668

Weyerhaeuser Co.	54,712	1,948

		6,527

Food & Staples Retailing – 1.9%

Kroger (The) Co.	21,416	771

Sprouts Farmers Market, Inc.*	59,826	1,593

Walmart, Inc.	21,455	2,914

		5,278

Food Products – 0.9%

Campbell Soup Co.	23,886	1,201

General Mills, Inc.	19,415	1,190

		2,391

Health Care Equipment & Supplies – 3.2%

Abbott Laboratories	28,601	3,428

Hologic, Inc.*	5,227	389

IDEXX Laboratories, Inc.*	1,999	978

Medtronic PLC	20,947	2,474

Quidel Corp.*	1,015	130

ResMed, Inc.	6,198	1,202

		8,601

Health Care Providers & Services – 3.0%

DaVita, Inc.*	10,604	1,143

HCA Healthcare, Inc.	5,962	1,123

Humana, Inc.	604	253

McKesson Corp.	6,289	1,226

UnitedHealth Group, Inc.	12,032	4,477

		8,222

Hotels, Restaurants & Leisure – 0.8%

Domino’s Pizza, Inc.	2,838	1,044

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Hotels, Restaurants & Leisure – 0.8% continued

McDonald’s Corp.	3,134	$703

Yum! Brands, Inc.	4,790	518

		2,265

Household Durables – 1.0%

Lennar Corp., Class A	9,085	920

Newell Brands, Inc.	1,176	31

NVR, Inc.*	97	457

PulteGroup, Inc.	9,762	512

Whirlpool Corp.	3,101	683

		2,603

Household Products – 1.0%

Colgate-Palmolive Co.	9,467	746

Kimberly-Clark Corp.	2,955	411

Procter & Gamble (The) Co.	11,044	1,496

		2,653

Independent Power & Renewable Electricity Producers – 0.7%

AES (The) Corp.	71,584	1,919

Industrial Conglomerates – 0.7%

3M Co.	9,573	1,845

Insurance – 2.4%

Aflac, Inc.	39,551	2,024

Allstate (The) Corp.	17,186	1,975

MetLife, Inc.	38,597	2,346

Principal Financial Group, Inc.	1,474	89

		6,434

Interactive Media & Services – 6.4%

Alphabet, Inc., Class A*	5,592	11,534

Facebook, Inc., Class A*	19,354	5,700

		17,234

Internet & Direct Marketing Retail – 4.4%

Amazon.com, Inc.*	3,144	9,728

eBay, Inc.	33,667	2,062

Qurate Retail, Inc., Class A	13,788	162

		11,952

IT Services – 4.1%

Accenture PLC, Class A	11,319	3,127

Cognizant Technology Solutions Corp., Class A	10,232	799

International Business Machines Corp.	17,708	2,360

Jack Henry & Associates, Inc.	288	44

Mastercard, Inc., Class A	2,810	1,000

Paychex, Inc.	7,866	771

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

IT Services – 4.1% continued

PayPal Holdings, Inc.*	1,994	$484

Visa, Inc., Class A	6,467	1,369

Western Union (The) Co.	44,146	1,089

		11,043

Leisure Products – 0.1%

Polaris, Inc.	2,081	278

Life Sciences Tools & Services – 1.2%

Mettler-Toledo International, Inc.*	557	644

Thermo Fisher Scientific, Inc.	4,928	2,249

Waters Corp.*	1,264	359

		3,252

Machinery – 1.5%

AGCO Corp.	13,661	1,963

Cummins, Inc.	8,046	2,085

Snap-on, Inc.	586	135

		4,183

Media – 0.8%

Charter Communications, Inc., Class A*	886	547

Comcast Corp., Class A	9,616	520

Omnicom Group, Inc.	16,236	1,204

		2,271

Metals & Mining – 1.0%

Newmont Corp.	11,626	701

Reliance Steel & Aluminum Co.	12,883	1,962

		2,663

Multiline Retail – 0.9%

Target Corp.	12,861	2,547

Multi-Utilities – 0.9%

Ameren Corp.	16,303	1,326

Public Service Enterprise Group, Inc.	17,222	1,037

		2,363

Oil, Gas & Consumable Fuels – 1.8%

Chevron Corp.	8,834	926

Cimarex Energy Co.	37,489	2,226

ConocoPhillips	11,991	635

EQT Corp.*	41,855	778

Kinder Morgan, Inc.	14,244	237

Williams (The) Cos., Inc.	3,133	74

		4,876

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Personal Products – 0.7%

Herbalife Nutrition Ltd.*	18,437	$818

Nu Skin Enterprises, Inc., Class A	19,368	1,024

		1,842

Pharmaceuticals – 4.1%

Eli Lilly and Co.	15,674	2,928

Johnson & Johnson	30,186	4,961

Merck & Co., Inc.	35,913	2,769

Pfizer, Inc.	14,686	532

		11,190

Professional Services – 0.9%

Booz Allen Hamilton Holding Corp.	12,052	970

Robert Half International, Inc.	20,222	1,579

		2,549

Real Estate Management & Development – 0.5%

CBRE Group, Inc., Class A*	17,290	1,368

Road & Rail – 0.7%

Landstar System, Inc.	11,095	1,831

Semiconductors & Semiconductor Equipment – 6.3%

Applied Materials, Inc.	24,863	3,322

Intel Corp.	58,068	3,716

KLA Corp.	6,289	2,078

Lam Research Corp.	4,099	2,440

Microchip Technology, Inc.	6,599	1,024

NVIDIA Corp.	2,003	1,070

QUALCOMM, Inc.	1,603	213

Texas Instruments, Inc.	16,775	3,170

		17,033

Software – 8.2%

Adobe, Inc.*	2,768	1,316

Citrix Systems, Inc.	11,240	1,578

Intuit, Inc.	980	375

Microsoft Corp.	67,359	15,881

Oracle Corp.	41,244	2,894

salesforce.com, Inc.*	212	45

		22,089

Specialty Retail – 3.4%

Best Buy Co., Inc.	16,596	1,905

Dick’s Sporting Goods, Inc.	6,665	508

Home Depot (The), Inc.	8,272	2,525

L Brands, Inc.*	3,582	222

Lowe’s Cos., Inc.	7,385	1,405

O’Reilly Automotive, Inc.*	273	138

See Notes to the Financial Statements.

EQUITY FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Specialty Retail – 3.4% continued

Tractor Supply Co.	357	$63

Williams-Sonoma, Inc.	14,299	2,562

		9,328

Technology Hardware, Storage & Peripherals – 6.6%

Apple, Inc.	140,265	17,133

Dell Technologies, Inc., Class C*	7,510	662

		17,795

Textiles, Apparel & Luxury Goods – 0.0%

Hanesbrands, Inc.	1,946	38

Tobacco – 0.9%

Altria Group, Inc.	14,270	730

Philip Morris International, Inc.	18,670	1,657

		2,387

Trading Companies & Distributors – 0.4%

MSC Industrial Direct Co., Inc., Class A	4,899	442

United Rentals, Inc.*	685	225

W.W. Grainger, Inc.	1,059	425

		1,092

Total Common Stocks

(Cost $168,924)		269,053

INVESTMENT COMPANIES – 0.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(1) (2)	1,147,591	1,148

Total Investment Companies

(Cost $1,148)		1,148

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.06%, 7/15/21(3) (4)	$415	$415

Total Short-Term Investments

(Cost $415)		415

Total Investments – 100.0%

(Cost $170,487)		270,616

Liabilities less Other Assets – (0.0%)		(71)

NET ASSETS – 100.0%		$270,545

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2021 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

N.V. - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Company

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	7	$1,389	Long	6/21	$22

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$269,053	$—	$ —	$269,053

Investment Companies	1,148	—	—	1,148

Short-Term Investments	—	415	—	415

Total Investments	$270,201	$415	$ —	$270,616

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$22	$—	$ —	$22
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.2%

Aerospace & Defense – 0.6%

Howmet Aerospace, Inc.*	6,494	$209

Northrop Grumman Corp.	547	177

		386

Auto Components – 0.5%

Gentex Corp.	9,488	338

Banks – 8.9%

Bank of America Corp.	42,412	1,641

Citigroup, Inc.	15,492	1,127

Citizens Financial Group, Inc.	70	3

JPMorgan Chase & Co.	4,134	629

M&T Bank Corp.	1,396	212

PNC Financial Services Group (The), Inc.	1,989	349

Regions Financial Corp.	296	6

Sterling Bancorp	13,838	319

U.S. Bancorp	4,576	253

Wells Fargo & Co.	28,487	1,113

		5,652

Biotechnology – 2.0%

Biogen, Inc.*	1,780	498

Gilead Sciences, Inc.	7,059	456

Vertex Pharmaceuticals, Inc.*	1,446	311

		1,265

Building Products – 1.1%

A.O. Smith Corp.	5,289	357

Fortune Brands Home & Security, Inc.	2,235	214

Johnson Controls International PLC	2,341	140

		711

Capital Markets – 2.4%

Bank of New York Mellon (The) Corp.	6,646	314

Goldman Sachs Group (The), Inc.	2,490	814

Invesco Ltd.	7,670	194

State Street Corp.	2,805	236

		1,558

Chemicals – 2.2%

CF Industries Holdings, Inc.	6,941	315

Dow, Inc.	12,076	772

Eastman Chemical Co.	3,103	342

		1,429

Communications Equipment – 1.1%

Cisco Systems, Inc.	13,467	696

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.2% continued

Construction Materials – 0.5%

Eagle Materials, Inc.	2,560	$344

Consumer Finance – 2.0%

Ally Financial, Inc.	8,287	375

Capital One Financial Corp.	1,553	198

Santander Consumer U.S.A. Holdings, Inc.	11,126	301

Synchrony Financial	9,695	394

		1,268

Containers & Packaging – 1.0%

International Paper Co.	5,889	318

Sonoco Products Co.	5,209	330

		648

Distributors – 0.6%

Genuine Parts Co.	3,110	360

Diversified Financial Services – 1.6%

Berkshire Hathaway, Inc., Class B*	2,773	709

Jefferies Financial Group, Inc.	10,469	315

		1,024

Diversified Telecommunication Services – 2.4%

AT&T, Inc.	39,052	1,182

Verizon Communications, Inc.	5,648	329

		1,511

Electric Utilities – 3.2%

Avangrid, Inc.	6,684	333

Duke Energy Corp.	5,871	567

Exelon Corp.	10,832	474

OGE Energy Corp.	10,296	333

Pinnacle West Capital Corp.	4,322	351

		2,058

Electrical Equipment – 2.3%

Acuity Brands, Inc.	1,282	211

Eaton Corp. PLC	5,762	797

Hubbell, Inc.	1,845	345

Regal Beloit Corp.	908	130

		1,483

Electronic Equipment, Instruments & Components – 0.6%

Amphenol Corp., Class A	4,991	329

Zebra Technologies Corp., Class A*	131	64

		393

See Notes to the Financial Statements.

EQUITY FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.2% continued

Energy Equipment & Services – 0.8%

Helmerich & Payne, Inc.	9,654	$260

NOV, Inc.*	19,428	267

		527

Entertainment – 1.6%

Electronic Arts, Inc.	4,090	554

Lions Gate Entertainment Corp., Class A*	6,438	96

Walt Disney (The) Co.*	1,967	363

		1,013

Equity Real Estate Investment Trusts – 4.3%

American Homes 4 Rent, Class A	11,332	378

Corporate Office Properties Trust	11,684	308

Cousins Properties, Inc.	8,625	305

Equity Residential	5,978	428

Invitation Homes, Inc.	12,708	406

Kimco Realty Corp.	17,133	321

SL Green Realty Corp.	4,319	302

Weingarten Realty Investors	6,119	165

WP Carey, Inc.	2,006	142

		2,755

Food & Staples Retailing – 3.3%

Albertsons Cos., Inc., Class A	12,982	248

Kroger (The) Co.	6,689	241

Sprouts Farmers Market, Inc.*	13,007	346

Walmart, Inc.	9,475	1,287

		2,122

Food Products – 2.3%

Campbell Soup Co.	6,863	345

General Mills, Inc.	10,102	619

J.M. Smucker (The) Co.	2,946	373

Tyson Foods, Inc., Class A	1,274	95

		1,432

Health Care Equipment & Supplies – 3.8%

Abbott Laboratories	8,357	1,001

Baxter International, Inc.	1,845	156

Becton Dickinson and Co.	1,328	323

Danaher Corp.	632	142

Medtronic PLC	5,682	671

Quidel Corp.*	770	99

		2,392

Health Care Providers & Services – 1.3%

Anthem, Inc.	918	329

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.2% continued

Health Care Providers & Services – 1.3% continued

CVS Health Corp.	49	$4

Humana, Inc.	462	194

Laboratory Corp. of America Holdings*	48	12

Universal Health Services, Inc., Class B	2,292	306

		845

Health Care Technology – 0.5%

Cerner Corp.	4,402	316

Hotels, Restaurants & Leisure – 2.3%

Domino’s Pizza, Inc.	926	341

Marriott International, Inc., Class A*	685	101

McDonald’s Corp.	1,644	369

Wendy’s (The) Co.	11,076	224

Yum! Brands, Inc.	3,894	421

		1,456

Household Durables – 2.3%

Garmin Ltd.	25	3

Lennar Corp., Class A	4,376	443

Newell Brands, Inc.	13,534	362

NVR, Inc.*	70	330

PulteGroup, Inc.	2,942	154

Whirlpool Corp.	870	192

		1,484

Industrial Conglomerates – 0.8%

Carlisle Cos., Inc.	2,156	355

General Electric Co.	11,376	149

		504

Insurance – 5.4%

Aflac, Inc.	11,569	592

Alleghany Corp.*	410	257

Allstate (The) Corp.	5,051	580

American International Group, Inc.	1,562	72

Assured Guaranty Ltd.	6,421	272

Globe Life, Inc.	3,224	312

Loews Corp.	6,932	355

MetLife, Inc.	12,518	761

Prudential Financial, Inc.	2,697	246

		3,447

Interactive Media & Services – 0.7%

Alphabet, Inc., Class A*	212	437

Internet & Direct Marketing Retail – 0.1%

Qurate Retail, Inc., Class A	4,842	57

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.2% continued

IT Services – 3.9%

Accenture PLC, Class A	965	$267

Amdocs Ltd.	4,207	295

Broadridge Financial Solutions, Inc.	924	141

Cognizant Technology Solutions Corp., Class A	5,096	398

Global Payments, Inc.	687	139

International Business Machines Corp.	5,411	721

Jack Henry & Associates, Inc.	1,390	211

Paychex, Inc.	2,960	290

		2,462

Leisure Products – 0.2%

Brunswick Corp.	1,293	124

Polaris, Inc.	39	5

		129

Life Sciences Tools & Services – 0.4%

IQVIA Holdings, Inc.*	58	11

Thermo Fisher Scientific, Inc.	579	264

		275

Machinery – 4.7%

AGCO Corp.	1,365	196

Cummins, Inc.	2,452	635

Dover Corp.	2,822	387

ITT, Inc.	3,833	348

PACCAR, Inc.	556	52

Parker-Hannifin Corp.	2,130	672

Snap-on, Inc.	1,595	368

Woodward, Inc.	2,799	338

		2,996

Media – 3.6%

Comcast Corp., Class A	23,142	1,252

Discovery, Inc., Class A*	6,815	296

Fox Corp., Class A	2,492	90

Interpublic Group of (The) Cos., Inc.	12,115	354

Liberty Media Corp.-Liberty SiriusXM, Class A*	384	17

Nexstar Media Group, Inc., Class A	2,085	293

		2,302

Metals & Mining – 1.8%

Newmont Corp.	13,369	806

Reliance Steel & Aluminum Co.	2,317	353

		1,159

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.2% continued

Multiline Retail – 1.6%

Target Corp.	5,158	$1,022

Multi-Utilities – 1.7%

CenterPoint Energy, Inc.	7,383	167

Public Service Enterprise Group, Inc.	7,091	427

Sempra Energy	3,478	461

		1,055

Oil, Gas & Consumable Fuels – 3.3%

Chevron Corp.	10,539	1,104

EOG Resources, Inc.	4,847	352

Kinder Morgan, Inc.	24,867	414

Occidental Petroleum Corp.	9,136	243

		2,113

Personal Products – 0.5%

Nu Skin Enterprises, Inc., Class A	6,140	325

Pharmaceuticals – 5.4%

Bristol-Myers Squibb Co.	3,784	239

Johnson & Johnson	11,534	1,895

Pfizer, Inc.	36,514	1,323

		3,457

Professional Services – 1.1%

FTI Consulting, Inc.*	2,621	367

ManpowerGroup, Inc.	3,248	321

		688

Real Estate Management & Development – 0.1%

Jones Lang LaSalle, Inc.*	196	35

Road & Rail – 1.5%

Norfolk Southern Corp.	1,263	339

Ryder System, Inc.	4,314	326

Schneider National, Inc., Class B	12,169	304

		969

Semiconductors & Semiconductor Equipment – 4.7%

Analog Devices, Inc.	2,690	417

Applied Materials, Inc.	835	112

Broadcom, Inc.	219	102

Intel Corp.	16,686	1,068

Lam Research Corp.	615	366

Maxim Integrated Products, Inc.	3,922	358

Microchip Technology, Inc.	476	74

Micron Technology, Inc.*	72	6

Skyworks Solutions, Inc.	971	178

Teradyne, Inc.	2,525	307

		2,988

See Notes to the Financial Statements.

EQUITY FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.2% continued

Software – 0.3%

SS&C Technologies Holdings, Inc.	2,919	$204

Specialty Retail – 1.3%

Best Buy Co., Inc.	2,836	326

Dick’s Sporting Goods, Inc.	360	27

Williams-Sonoma, Inc.	2,563	459

		812

Textiles, Apparel & Luxury Goods – 0.1%

Hanesbrands, Inc.	3,478	68

Trading Companies & Distributors – 0.5%

MSC Industrial Direct Co., Inc., Class A	3,697	333

Total Common Stocks

(Cost $53,190)		63,303

INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(1) (2)	376,528	377

Total Investment Companies

(Cost $377)		377

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.2%
U.S. Treasury Bill, 0.06%, 7/15/21(3) (4)	$150	$150

Total Short-Term Investments

(Cost $150)		150

Total Investments – 100.0%

(Cost $53,717)		63,830

Liabilities less Other Assets – (0.0%)		(9)

NET ASSETS – 100.0%		$63,821

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2021 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

PLC - Public Limited Company

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	2	$397	Long	06/2021	$9

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$63,303	$ —	$—	$63,303

Investment Companies	377	—	—	377

Short-Term Investments	—	150	—	150

Total Investments	$63,680	$150	$—	$63,830

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$9	$ —	$—	$9
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.7%

Aerospace & Defense – 0.7%

AAR Corp.*	7,391	$308

Aerojet Rocketdyne Holdings, Inc.	14,560	684

AeroVironment, Inc.*	5,776	670

Astronics Corp.*	2,504	45

Astronics Corp., Class B*	3,668	65

Ducommun, Inc.*	3,254	195

Kaman Corp.	5,362	275

Kratos Defense & Security Solutions, Inc.*	17,968	490

Maxar Technologies, Inc.	886	34

Moog, Inc., Class A	8,974	746

National Presto Industries, Inc.	1,332	136

Park Aerospace Corp.	2,783	37

Parsons Corp.*	2,373	96

Vectrus, Inc.*	4,385	234

		4,015

Air Freight & Logistics – 0.2%

Air T, Inc.*	753	18

Air Transport Services Group, Inc.*	13,956	409

Atlas Air Worldwide Holdings, Inc.*	4,567	276

Forward Air Corp.	7,131	633

		1,336

Airlines – 0.4%

Allegiant Travel Co.*	3,217	785

Copa Holdings S.A., Class A*	6,525	527

Hawaiian Holdings, Inc.*	1,558	41

SkyWest, Inc.*	11,723	639

		1,992

Auto Components – 1.5%

Adient PLC*	17,391	769

American Axle & Manufacturing Holdings, Inc.*	7,068	68

BorgWarner, Inc.	4,958	230

Cooper Tire & Rubber Co.	15,176	849

Dana, Inc.	27,028	658

Dorman Products, Inc.*	7,116	730

Fox Factory Holding Corp.*	8,177	1,039

Gentherm, Inc.*	8,629	639

Goodyear Tire & Rubber (The) Co.*	45,074	792

LCI Industries	7,368	975

Modine Manufacturing Co.*	2,561	38

Motorcar Parts of America, Inc.*	5,230	118

Patrick Industries, Inc.	4,692	399

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Auto Components – 1.5% continued

Shiloh Industries, Inc.(1) *	2,100	$—

Standard Motor Products, Inc.	4,563	190

Stoneridge, Inc.*	4,709	150

Tenneco, Inc., Class A*	3,445	37

Visteon Corp.*	5,208	635

		8,316

Automobiles – 0.1%

Winnebago Industries, Inc.	8,847	679

Banks – 7.9%

1st Source Corp.	5,374	256

Allegiance Bancshares, Inc.	2,339	95

Altabancorp	4,529	190

Amalgamated Financial Corp.	6,170	102

American National Bankshares, Inc.	2,604	86

Ameris Bancorp	14,292	751

Ames National Corp.	2,507	64

Arrow Financial Corp.	5,182	173

Atlantic Union Bankshares Corp.	16,728	642

Banc of California, Inc.	6,556	119

BancFirst Corp.	4,513	319

Bancorp (The), Inc.*	7,140	148

BancorpSouth Bank	19,534	634

Bank First Corp.	3,348	251

Bank of Hawaii Corp.	6,869	615

Bank of Marin Bancorp	3,624	142

Bank of NT Butterfield & Son (The) Ltd.	9,878	378

Bank of South Carolina Corp.	5,364	121

Bank7 Corp.	9,046	159

BankFinancial Corp.	1,787	18

Bankwell Financial Group, Inc.	7,690	207

Banner Corp.	8,682	463

Bar Harbor Bankshares	1,937	57

BCB Bancorp, Inc.	508	7

Berkshire Bancorp, Inc.*	121	1

Boston Private Financial Holdings, Inc.	2,671	36

Brookline Bancorp, Inc.	23,044	346

Bryn Mawr Bank Corp.	4,883	222

Burke & Herbert Bank & Trust Co.	20	39

C&F Financial Corp.	467	21

Cadence BanCorp	22,652	470

California First Leasing Corp.	1,558	27

Cambridge Bancorp	899	76

Camden National Corp.	3,943	189

Capital City Bank Group, Inc.	3,998	104

See Notes to the Financial Statements.

EQUITY FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Banks – 7.9% continued

Cathay General Bancorp	16,098	$657

CBTX, Inc.	3,740	115

Central Pacific Financial Corp.	675	18

Century Bancorp, Inc., Class A	2,490	232

Citizens & Northern Corp.	774	18

City Holding Co.	3,893	318

Columbia Banking System, Inc.	13,283	572

Commercial National Financial Corp.	121	2

Community Bank System, Inc.	9,630	739

Community Financial (The) Corp.	3,455	118

Community Trust Bancorp, Inc.	2,938	129

ConnectOne Bancorp, Inc.	4,987	126

Customers Bancorp, Inc.*	7,254	231

CVB Financial Corp.	23,436	518

Dime Community Bancshares, Inc.	4,651	140

Eagle Bancorp, Inc.	6,743	359

Eagle Financial Services, Inc.	100	3

Enterprise Bancorp, Inc.	2,022	66

Enterprise Financial Services Corp.	5,503	272

Equity Bancshares, Inc., Class A*	3,418	94

FB Financial Corp.	2,445	109

Financial Institutions, Inc.	4,428	134

First Bancorp	7,850	342

First BanCorp (New York Exchange)	30,494	343

First Bancorp (The), Inc.	2,935	86

First Bancshares (The), Inc.	4,919	180

First Busey Corp.	11,491	295

First Commonwealth Financial Corp.	29,559	425

First Community Bankshares, Inc.	1,777	53

First Financial Bankshares, Inc.	29,529	1,380

First Financial Corp.	2,764	124

First Financial Northwest, Inc.	699	10

First Foundation, Inc.	5,309	125

First Horizon Corp.	52,597	889

First Internet Bancorp	1,662	59

First Interstate BancSystem, Inc., Class A	10,052	463

First Merchants Corp.	10,676	496

First Mid Bancshares, Inc.	37	2

First Northwest Bancorp	521	9

First of Long Island (The) Corp.	3,635	77

First Savings Financial Group, Inc.	3,126	210

First United Corp.	7,959	140

Flushing Financial Corp.	4,414	94

FNB Corp.	59,010	749

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Banks – 7.9% continued

Fulton Financial Corp.	29,237	$498

German American Bancorp, Inc.	5,454	252

Glacier Bancorp, Inc.	15,628	892

Great Southern Bancorp, Inc.	1,715	97

Great Western Bancorp, Inc.	9,647	292

Hancock Whitney Corp.	17,099	718

Hanmi Financial Corp.	3,790	75

Hawthorn Bancshares, Inc.	1,348	29

Heartland Financial U.S.A., Inc.	5,911	297

Heritage Financial Corp.	8,306	235

Hilltop Holdings, Inc.	16,657	569

Home BancShares, Inc.	28,504	771

HomeTrust Bancshares, Inc.	1,342	33

Hope Bancorp, Inc.	22,426	338

Independent Bank Corp.	6,906	581

Independent Bank Group, Inc.	10,601	766

International Bancshares Corp.	12,561	583

Investar Holding Corp.	10,430	214

Investors Bancorp, Inc.	65,594	964

Lakeland Bancorp, Inc.	7,540	131

Lakeland Financial Corp.	4,841	335

Landmark Bancorp, Inc.	5,900	156

Malvern Bancorp, Inc.(1) *	9	—

Mercantile Bank Corp.	5,228	170

Metropolitan Bank Holding Corp.*	200	10

MidWestOne Financial Group, Inc.	564	17

National Bank Holdings Corp., Class A	7,831	311

National Bankshares, Inc.	1,755	62

NBT Bancorp, Inc.	10,737	428

Nicolet Bankshares, Inc.*	3,099	259

Northrim BanCorp, Inc.	2,949	125

NorthWest Indiana Bancorp	689	29

Norwood Financial Corp.	1,084	29

OceanFirst Financial Corp.	9,536	228

OFG Bancorp	6,948	157

Ohio Valley Banc Corp.	745	18

Old National Bancorp	28,039	542

Old Second Bancorp, Inc.	2,613	35

Pacific Premier Bancorp, Inc.	20,275	881

Park National Corp.	3,044	394

Peapack-Gladstone Financial Corp.	4,259	132

Penns Woods Bancorp, Inc.	150	4

Peoples Bancorp, Inc.	1,699	56

Peoples Financial Corp.	236	4

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Banks – 7.9% continued

Peoples Financial Services Corp.	413	$17

Preferred Bank	3,911	249

Premier Financial Bancorp, Inc.	8,223	153

Primis Financial Corp.	669	10

QCR Holdings, Inc.	1,623	77

Renasant Corp.	12,295	509

Republic Bancorp, Inc., Class A	4,135	183

Republic First Bancorp, Inc.*	3,187	12

Sandy Spring Bancorp, Inc.	5,278	229

Seacoast Banking Corp. of Florida*	10,821	392

ServisFirst Bancshares, Inc.	13,098	803

Shore Bancshares, Inc.	691	12

Sierra Bancorp	810	22

Simmons First National Corp., Class A	14,678	436

South State Corp.	13,200	1,036

Southern BancShares NC, Inc.	5	24

Southern First Bancshares, Inc.*	4,590	215

Southside Bancshares, Inc.	5,055	195

Spirit of Texas Bancshares, Inc.	4,719	105

Stock Yards Bancorp, Inc.	6,372	325

Texas Capital Bancshares, Inc.*	3,779	268

Tompkins Financial Corp.	3,473	287

Towne Bank	10,289	313

TriCo Bancshares	5,072	240

Triumph Bancorp, Inc.*	6,479	501

Trustmark Corp.	12,934	435

UMB Financial Corp.	8,869	819

Union Bankshares, Inc.	5,790	174

United Bancorp, Inc.	498	7

United Bankshares, Inc.	19,045	735

United Community Banks, Inc.	15,328	523

Univest Financial Corp.	5,330	152

Veritex Holdings, Inc.	8,287	271

Virginia National Bankshares Corp.	105	3

Washington Trust Bancorp, Inc.	3,261	168

WesBanco, Inc.	15,264	550

West BanCorp, Inc.	2,798	67

Westamerica BanCorp	6,194	389

		42,672

Beverages – 0.2%

Coca-Cola Consolidated, Inc.	1,593	460

MGP Ingredients, Inc.	3,455	204

National Beverage Corp.	6,954	340

		1,004

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Biotechnology – 7.4%

89bio, Inc.*	7,277	$172

Abeona Therapeutics, Inc.*	1,200	2

Adamas Pharmaceuticals, Inc.*	7,545	36

ADMA Biologics, Inc.*	22,321	39

Adverum Biotechnologies, Inc.*	12,333	122

Akebia Therapeutics, Inc.*	24,361	83

Akero Therapeutics, Inc.*	4,153	121

Albireo Pharma, Inc.*	7,574	267

Alector, Inc.*	6,697	135

Altimmune, Inc.*	13,346	189

Amicus Therapeutics, Inc.*	63,001	623

AnaptysBio, Inc.*	5,395	116

Anavex Life Sciences Corp.*	15,437	231

Anika Therapeutics, Inc.*	5,546	226

Anixa Biosciences, Inc.*	3,567	17

Apellis Pharmaceuticals, Inc.*	942	40

Applied Molecular Transport, Inc.*	6,595	290

Applied Therapeutics, Inc.*	1,808	34

Aprea Therapeutics, Inc.*	3,708	19

Arcturus Therapeutics Holdings, Inc.*	8,851	366

Arcus Biosciences, Inc.*	10,399	292

Ardelyx, Inc.*	9,301	62

Arena Pharmaceuticals, Inc.*	10,453	725

Arrowhead Pharmaceuticals, Inc.*	21,389	1,418

Assembly Biosciences, Inc.*	9,820	45

Atara Biotherapeutics, Inc.*	11,811	170

Atreca, Inc., Class A*	4,377	67

Avrobio, Inc.*	4,449	57

Beyondspring, Inc.*	4,837	54

BioCryst Pharmaceuticals, Inc.*	17,018	173

Bioxcel Therapeutics, Inc.*	7,716	333

Blueprint Medicines Corp.*	12,079	1,175

Bridgebio Pharma, Inc.*	3,348	206

Calithera Biosciences, Inc.*	2,212	5

Calyxt, Inc.*	20,612	124

Capricor Therapeutics, Inc.*	23,578	110

CareDx, Inc.*	11,465	781

CASI Pharmaceuticals, Inc.*	37,663	90

Catabasis Pharmaceuticals, Inc.*	15,112	44

Catalyst Biosciences, Inc.*	17,459	88

Catalyst Pharmaceuticals, Inc.*	34,533	159

Celcuity, Inc.*	9,194	132

Centogene N.V.*	5,190	63

ChemoCentryx, Inc.*	7,137	366

See Notes to the Financial Statements.

EQUITY FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Biotechnology – 7.4% continued

China Biologic Products Holdings, Inc.*	5,160	$611

Clovis Oncology, Inc.*	500	4

Coherus Biosciences, Inc.*	11,714	171

Concert Pharmaceuticals, Inc.*	20,813	104

Crinetics Pharmaceuticals, Inc.*	4,837	74

Cue Biopharma, Inc.*	4,153	51

Cytokinetics, Inc.*	12,074	281

Deciphera Pharmaceuticals, Inc.*	2,502	112

DermTech, Inc.*	7,118	362

DiaMedica Therapeutics, Inc.*	21,056	193

Dicerna Pharmaceuticals, Inc.*	16,737	428

Dyadic International, Inc.*	16,460	90

Dynavax Technologies Corp.*	19,064	187

Eagle Pharmaceuticals, Inc.*	2,149	90

Editas Medicine, Inc.*	11,269	473

Eiger BioPharmaceuticals, Inc.*	20,040	177

Emergent BioSolutions, Inc.*	10,525	978

Enanta Pharmaceuticals, Inc.*	5,556	274

Esperion Therapeutics, Inc.*	5,520	155

Fate Therapeutics, Inc.*	14,778	1,219

FibroGen, Inc.*	19,857	689

Five Prime Therapeutics, Inc.*	3,937	148

Flexion Therapeutics, Inc.*	9,753	87

Frequency Therapeutics, Inc.*	4,098	39

G1 Therapeutics, Inc.*	5,669	136

Galmed Pharmaceuticals Ltd.*	209	1

Geron Corp.*	7,700	12

GlycoMimetics, Inc.*	7,284	22

Gossamer Bio, Inc.*	8,008	74

Halozyme Therapeutics, Inc.*	17,890	746

Harpoon Therapeutics, Inc.*	5,932	124

Homology Medicines, Inc.*	10,336	97

IGM Biosciences, Inc.*	6,012	461

ImmuCell Corp.*	2,514	24

Immunic, Inc.*	7,815	125

ImmunoGen, Inc.*	15,743	128

Inovio Pharmaceuticals, Inc.*	12,178	113

Intellia Therapeutics, Inc.*	11,883	954

Invitae Corp.*	19,925	761

Ironwood Pharmaceuticals, Inc.*	32,483	363

Kadmon Holdings, Inc.*	29,851	116

KalVista Pharmaceuticals, Inc.*	18,655	479

Kindred Biosciences, Inc.*	8,526	42

Krystal Biotech, Inc.*	3,094	238

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Biotechnology – 7.4% continued

Kura Oncology, Inc.*	10,255	$290

La Jolla Pharmaceutical Co.*	1,889	8

Lexicon Pharmaceuticals, Inc.*	3,347	20

Ligand Pharmaceuticals, Inc.*	3,479	530

MacroGenics, Inc.*	10,996	350

Magenta Therapeutics, Inc.*	10,083	119

MediciNova, Inc.*	27,967	141

MeiraGTx Holdings PLC*	13,802	199

Merrimack Pharmaceuticals, Inc.*	261	2

Merus N.V.*	12,616	264

MiMedx Group, Inc.*	16,968	175

Minerva Neurosciences, Inc.*	2,542	7

Mirati Therapeutics, Inc.*	258	44

Mirum Pharmaceuticals, Inc.*	5,487	109

Molecular Templates, Inc.*	13,891	175

Monopar Therapeutics, Inc.*	13,197	82

Morphic Holding, Inc.*	4,949	313

Myriad Genetics, Inc.*	5,952	181

Natera, Inc.*	4,209	427

Neoleukin Therapeutics, Inc.*	8,304	102

NeuroBo Pharmaceuticals, Inc.*	7,267	32

Nkarta, Inc.*	6,299	207

Novavax, Inc.*	11,161	2,024

OPKO Health, Inc.*	94,237	404

Oyster Point Pharma, Inc.*	3,410	62

PDL BioPharma, Inc.*	24,608	61

ProQR Therapeutics N.V.*	154	1

Protagonist Therapeutics, Inc.*	9,023	234

Protara Therapeutics, Inc.*	2,076	33

Prothena Corp. PLC*	9,209	231

PTC Therapeutics, Inc.*	12,564	595

Radius Health, Inc.*	8,494	177

RAPT Therapeutics, Inc.*	5,042	112

Replimune Group, Inc.*	8,500	259

Rhythm Pharmaceuticals, Inc.*	9,262	197

Rocket Pharmaceuticals, Inc.*	621	28

Sage Therapeutics, Inc.*	10,379	777

Sangamo Therapeutics, Inc.*	23,430	294

Savara, Inc.*	3,800	8

Scholar Rock Holding Corp.*	5,932	301

Seres Therapeutics, Inc.*	8,366	172

Sierra Oncology, Inc.*	7,118	123

Sinovac Biotech Ltd.(2) *	1,587	—

Solid Biosciences, Inc.(1) *	61	—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Biotechnology – 7.4% continued

Sorrento Therapeutics, Inc.*	28,830	$239

Spectrum Pharmaceuticals, Inc.*	16,231	53

Spero Therapeutics, Inc.*	6,662	98

SpringWorks Therapeutics, Inc.*	8,616	634

Stoke Therapeutics, Inc.*	8,967	348

Syndax Pharmaceuticals, Inc.*	5,932	133

TCR2 Therapeutics, Inc.*	14,692	324

TG Therapeutics, Inc.*	10,316	497

Travere Therapeutics, Inc.*	13,786	344

Twist Bioscience Corp.*	7,874	975

Ultragenyx Pharmaceutical, Inc.*	13,190	1,502

UroGen Pharma Ltd.*	7,653	149

Vanda Pharmaceuticals, Inc.*	10,706	161

Veracyte, Inc.*	10,892	586

Vericel Corp.*	9,670	537

Viking Therapeutics, Inc.*	2,902	18

Voyager Therapeutics, Inc.*	10,460	49

Windtree Therapeutics, Inc.*	14,087	35

X4 Pharmaceuticals, Inc.*	11,418	98

XBiotech, Inc.*	6,970	120

Xencor, Inc.*	13,568	584

Xenon Pharmaceuticals, Inc.*	8,453	151

XOMA Corp.*	8,660	353

Y-mAbs Therapeutics, Inc.*	7,321	221

ZIOPHARM Oncology, Inc.*	35,332	127

Zymeworks, Inc.*	7,795	246

		40,332

Building Products – 1.7%

AAON, Inc.	8,514	596

Advanced Drainage Systems, Inc.	10,275	1,062

American Woodmark Corp.*	3,651	360

Apogee Enterprises, Inc.	6,986	286

Builders FirstSource, Inc.*	40,418	1,874

Caesarstone Ltd.	6,170	85

Cornerstone Building Brands, Inc.*	262	4

CSW Industrials, Inc.	3,194	431

Gibraltar Industries, Inc.*	7,978	730

Griffon Corp.	10,835	294

Insteel Industries, Inc.	6,120	189

JELD-WEN Holding, Inc.*	13,490	373

Masonite International Corp.*	5,388	621

PGT Innovations, Inc.*	13,897	351

Quanex Building Products Corp.	6,083	160

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Building Products – 1.7% continued

Simpson Manufacturing Co., Inc.	8,935	$927

UFP Industries, Inc.	13,436	1,019

		9,362

Capital Markets – 1.6%

Apollo Investment Corp.	12,526	172

Artisan Partners Asset Management, Inc., Class A	9,868	515

Associated Capital Group, Inc., Class A	2,828	101

B. Riley Financial, Inc.	1,727	97

BGC Partners, Inc., Class A	52,979	256

Blucora, Inc.*	9,414	157

Cohen & Steers, Inc.	5,578	364

Cowen, Inc., Class A	291	10

Diamond Hill Investment Group, Inc.	948	148

Donnelley Financial Solutions, Inc.(1) *	1	—

Evercore, Inc., Class A	7,267	957

Federated Hermes, Inc.	17,133	536

Freedom Holding Corp.*	5,339	285

GAMCO Investors, Inc., Class A	5,069	94

Hamilton Lane, Inc., Class A	5,432	481

Houlihan Lokey, Inc.	8,060	536

Moelis & Co., Class A	11,731	644

Piper Sandler Cos.	4,017	440

PJT Partners, Inc., Class A	4,546	307

Pzena Investment Management, Inc., Class A	4,621	49

Safeguard Scientifics, Inc.*	826	6

Siebert Financial Corp.*	919	4

Stifel Financial Corp.	18,913	1,212

StoneCastle Financial Corp.	3,639	72

StoneX Group, Inc.*	4,261	279

Victory Capital Holdings, Inc., Class A	12,435	318

Virtus Investment Partners, Inc.	1,187	279

Waddell & Reed Financial, Inc., Class A	13,636	342

Westwood Holdings Group, Inc.	496	7

WisdomTree Investments, Inc.	4,036	25

		8,693

Chemicals – 2.1%

Advanced Emissions Solutions, Inc.*	838	5

American Vanguard Corp.	4,002	82

Amyris, Inc.*	6,595	126

Balchem Corp.	6,581	825

Cabot Corp.	11,634	610

Chase Corp.	2,575	300

See Notes to the Financial Statements.

EQUITY FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Chemicals – 2.1% continued

Element Solutions, Inc.	33,466	$612

Ferro Corp.*	15,194	256

FutureFuel Corp.	7,054	102

GCP Applied Technologies, Inc.*	9,787	240

H.B. Fuller Co.	13,178	829

Hawkins, Inc.	8,250	277

Ingevity Corp.*	8,478	640

Innospec, Inc.	4,935	507

Koppers Holdings, Inc.*	8,542	297

Kraton Corp.*	4,954	181

Kronos Worldwide, Inc.	700	11

Livent Corp.*	29,213	506

LSB Industries, Inc.(1) *	19	—

Minerals Technologies, Inc.	7,839	590

Olin Corp.	28,620	1,087

Orion Engineered Carbons S.A.*	8,740	172

Quaker Chemical Corp.	4,209	1,026

Sensient Technologies Corp.	9,158	714

Stepan Co.	4,987	634

Tredegar Corp.	6,521	98

Trinseo S.A.	10,424	664

Tronox Holdings PLC, Class A	6,756	124

		11,515

Commercial Services & Supplies – 1.8%

ABM Industries, Inc.	14,047	716

ACCO Brands Corp.	20,762	175

Brady Corp., Class A	10,478	560

Brink’s (The) Co.	9,921	786

Casella Waste Systems, Inc., Class A*	8,947	569

CECO Environmental Corp.*	206	2

Cimpress PLC*	5,283	529

CompX International, Inc.(1)	1	—

CoreCivic, Inc.	22,505	204

Covanta Holding Corp.	22,807	316

Deluxe Corp.	7,361	309

Ennis, Inc.	4,775	102

Healthcare Services Group, Inc.	15,610	438

Heritage-Crystal Clean, Inc.*	508	14

Herman Miller, Inc.	14,133	582

HNI Corp.	8,343	330

Interface, Inc.	9,636	120

KAR Auction Services, Inc.*	26,692	400

Kimball International, Inc., Class B	3,682	52

Knoll, Inc.	7,531	124

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Commercial Services & Supplies – 1.8% continued

Matthews International Corp., Class A	5,352	$212

NL Industries, Inc.	100	1

Pitney Bowes, Inc.	15,507	128

Quad/Graphics, Inc.*	254	1

R.R. Donnelley & Sons Co.(1) *	1	—

SP Plus Corp.*	4,529	148

Steelcase, Inc., Class A	17,115	246

Team, Inc.*	483	6

Tetra Tech, Inc.	11,596	1,574

UniFirst Corp.	3,033	678

Viad Corp.*	4,561	190

Virco Mfg. Corp.*	1,676	5

VSE Corp.	4,716	186

		9,703

Communications Equipment – 0.8%

ADTRAN, Inc.	9,824	164

Applied Optoelectronics, Inc.*	5,804	49

AudioCodes Ltd.	5,523	149

BK Technologies Corp.	1,835	8

CalAmp Corp.*	2,461	27

Calix, Inc.*	6,758	234

Clearfield, Inc.*	4,684	141

CommScope Holding Co., Inc.*	37,663	578

Comtech Telecommunications Corp.	7,170	178

Digi International, Inc.*	9,001	171

Extreme Networks, Inc.*	13,970	122

Harmonic, Inc.*	13,082	103

Infinera Corp.*	17,187	166

Inseego Corp.*	3,235	32

Ituran Location and Control Ltd.	4,071	86

KVH Industries, Inc.*	6,178	78

NETGEAR, Inc.*	7,417	305

NetScout Systems, Inc.*	14,721	415

PCTEL, Inc.*	14,020	97

Plantronics, Inc.*	6,954	271

Radware Ltd.*	7,520	196

Silicom Ltd.*	5,262	237

UTStarcom Holdings Corp.(1) *	1	—

Viavi Solutions, Inc.*	40,274	632

		4,439

Construction & Engineering – 1.5%

Aegion Corp.*	7,099	204

Arcosa, Inc.	10,230	666

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Construction & Engineering – 1.5% continued

Argan, Inc.	4,104	$219

Comfort Systems U.S.A., Inc.	10,092	755

Dycom Industries, Inc.*	7,006	651

EMCOR Group, Inc.	11,330	1,271

Fluor Corp.*	25,024	578

Granite Construction, Inc.	11,015	443

Great Lakes Dredge & Dock Corp.*	4,135	60

IES Holdings, Inc.*	1,476	74

MasTec, Inc.*	14,406	1,350

Matrix Service Co.*	3,570	47

MYR Group, Inc.*	3,319	238

Northwest Pipe Co.*	5,235	175

NV5 Global, Inc.*	2,756	266

Primoris Services Corp.	7,161	237

Sterling Construction Co., Inc.*	3,806	88

Tutor Perini Corp.*	2,067	39

WillScot Mobile Mini Holdings Corp.*	27,112	752

		8,113

Construction Materials – 0.2%

Summit Materials, Inc., Class A*	26,977	756

U.S. Concrete, Inc.*	3,194	234

United States Lime & Minerals, Inc.	1,409	188

		1,178

Consumer Finance – 0.8%

Curo Group Holdings Corp.	193	3

Encore Capital Group, Inc.*	7,077	285

Enova International, Inc.*	5,073	180

EZCORP, Inc., Class A*	2,900	14

FirstCash, Inc.	8,309	546

Green Dot Corp., Class A*	11,622	532

LendingClub Corp.*	9,389	155

Navient Corp.	34,846	499

Nelnet, Inc., Class A	7,037	512

PRA Group, Inc.*	10,543	391

PROG Holdings, Inc.	14,922	646

Regional Management Corp.	300	10

World Acceptance Corp.*	4,742	615

		4,388

Containers & Packaging – 0.3%

Greif, Inc., Class A	5,079	289

Myers Industries, Inc.	3,648	72

O-I Glass, Inc.*	23,511	347

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Containers & Packaging – 0.3% continued

Silgan Holdings, Inc.	11,649	$490

UFP Technologies, Inc.*	3,815	190

		1,388

Distributors – 0.1%

Core-Mark Holding Co., Inc.	9,851	381

Weyco Group, Inc.	3,226	70

		451

Diversified Consumer Services – 0.6%

Adtalem Global Education, Inc.*	13,235	523

Afya Ltd., Class A*	17,646	328

American Public Education, Inc.*	5,334	190

Graham Holdings Co., Class B	960	540

Houghton Mifflin Harcourt Co.*	1,700	13

Laureate Education, Inc., Class A*	20,753	282

Perdoceo Education Corp.*	9,982	119

Regis Corp.*	9,036	114

Strategic Education, Inc.	4,401	405

Stride, Inc.*	6,608	199

WW International, Inc.*	7,993	250

Zovio, Inc.(1) *	16	—

		2,963

Diversified Financial Services – 0.2%

A-Mark Precious Metals, Inc.	5,101	184

Banco Latinoamericano de Comercio Exterior S.A., Class E	7,766	117

Cannae Holdings, Inc.*	13,391	531

CCUR Holdings, Inc.*	691	2

		834

Diversified Telecommunication Services – 0.6%

Anterix, Inc.*	5,005	236

ATN International, Inc.	2,889	142

Bandwidth, Inc., Class A*	3,251	412

Cincinnati Bell, Inc.*	7,518	115

Cogent Communications Holdings, Inc.	7,953	547

Consolidated Communications Holdings, Inc.*	12,083	87

Iridium Communications, Inc.*	21,876	902

LICT Corp.*	6	131

Otelco, Inc., Class A*	3,933	46

Vonage Holdings Corp.*	43,462	514

		3,132

Electric Utilities – 0.7%

ALLETE, Inc.	12,644	849

See Notes to the Financial Statements.

EQUITY FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Electric Utilities – 0.7% continued

MGE Energy, Inc.	8,837	$631

Otter Tail Corp.	10,738	496

PNM Resources, Inc.	15,192	745

Portland General Electric Co.	20,711	983

		3,704

Electrical Equipment – 0.7%

Allied Motion Technologies, Inc.	2,920	150

Atkore, Inc.*	9,262	666

AZZ, Inc.	4,963	250

Encore Wire Corp.	4,096	275

EnerSys	8,340	757

Plug Power, Inc.*	25,310	907

Powell Industries, Inc.	4,638	157

Preformed Line Products Co.	1,994	137

Thermon Group Holdings, Inc.*	3,319	65

Ultralife Corp.*	846	7

Vicor Corp.*	6,126	521

		3,892

Electronic Equipment, Instruments & Components – 2.5%

Arlo Technologies, Inc.*	3,150	20

Badger Meter, Inc.	5,704	531

Bel Fuse, Inc., Class B	2,854	57

Belden, Inc.	7,441	330

Benchmark Electronics, Inc.	9,244	286

Coherent, Inc.*	4,071	1,030

CTS Corp.	6,877	214

Daktronics, Inc.*	2,559	16

ePlus, Inc.*	7,691	766

Fabrinet*	8,222	743

FARO Technologies, Inc.*	3,753	325

Frequency Electronics, Inc.*	6,758	76

Hollysys Automation Technologies Ltd.	9,246	116

II-VI, Inc.*	9,744	666

Insight Enterprises, Inc.*	10,997	1,049

Itron, Inc.*	8,857	785

Kimball Electronics, Inc.*	5,368	138

Knowles Corp.*	14,968	313

Methode Electronics, Inc.	7,243	304

MTS Systems Corp.*	1,411	82

nLight, Inc.*	11,607	376

Novanta, Inc.*	7,154	944

OSI Systems, Inc.*	5,442	523

PAR Technology Corp.*	3,629	237

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Electronic Equipment, Instruments & Components – 2.5% continued

PC Connection, Inc.	6,667	$309

Plexus Corp.*	6,246	574

Rogers Corp.*	3,630	683

Sanmina Corp.*	13,470	557

ScanSource, Inc.*	4,800	144

SYNNEX Corp.	1,337	154

TTM Technologies, Inc.*	12,856	186

Vishay Intertechnology, Inc.	21,667	522

Vishay Precision Group, Inc.*	6,945	214

Wayside Technology Group, Inc.	5,770	145

		13,415

Energy Equipment & Services – 0.6%

Aspen Aerogels, Inc.*	4,036	82

Bristow Group, Inc.*	2,268	59

Cactus, Inc., Class A	11,256	345

ChampionX Corp.*	10,847	236

Dawson Geophysical Co.*	16,436	40

DMC Global, Inc.*	2,206	120

Dril-Quip, Inc.*	6,539	217

ENGlobal Corp.*	6,201	28

Exterran Corp.*	8,734	29

Geospace Technologies Corp.*	9,097	83

Gulf Island Fabrication, Inc.*	5,334	20

Helix Energy Solutions Group, Inc.*	38,160	193

Helmerich & Payne, Inc.	18,091	488

MIND Technology, Inc.*	3,700	8

Nabors Industries Ltd.*	1,858	174

Natural Gas Services Group, Inc.*	6,526	62

NexTier Oilfield Solutions, Inc.*	21,313	79

Patterson-UTI Energy, Inc.	41,605	297

ProPetro Holding Corp.*	5,315	57

RPC, Inc.*	7,973	43

Solaris Oilfield Infrastructure, Inc.,

Class A	7,129	87

TETRA Technologies, Inc.*	12,106	29

Tidewater, Inc.*	9,460	118

Transocean Ltd.*	100,322	356

U.S. Silica Holdings, Inc.*	400	5

		3,255

Entertainment – 0.2%

Glu Mobile, Inc.*	24,023	300

IMAX Corp.*	6,960	140

LiveXLive Media, Inc.*	5,784	25

Marcus (The) Corp.*	2,354	47

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Entertainment – 0.2% continued

Reading International, Inc., Class A*	4,251	$24

Sciplay Corp., Class A*	23,578	381

		917

Equity Real Estate Investment Trusts – 5.1%

Acadia Realty Trust	16,922	321

Agree Realty Corp.	10,445	703

Alexander & Baldwin, Inc.	5,187	87

Alexander’s, Inc.	675	187

American Assets Trust, Inc.	8,841	287

American Finance Trust, Inc.	19,848	195

Apple Hospitality REIT, Inc.	41,368	603

Armada Hoffler Properties, Inc.	5,384	68

Bluerock Residential Growth REIT, Inc.	9,023	91

Braemar Hotels & Resorts, Inc.*	4,823	29

Brandywine Realty Trust	32,903	425

Brookfield Property REIT, Inc., Class A	15,732	282

BRT Apartments Corp.	3,060	52

CareTrust REIT, Inc.	18,591	433

CatchMark Timber Trust, Inc., Class A	14,836	151

Centerspace	2,005	136

CIM Commercial Trust Corp.	934	12

City Office REIT, Inc.	14,297	152

Colony Capital, Inc.*	76,854	498

Columbia Property Trust, Inc.	21,940	375

Community Healthcare Trust, Inc.	4,448	205

CorEnergy Infrastructure Trust, Inc.	1,462	10

CorePoint Lodging, Inc.*	12,266	111

CTO Realty Growth, Inc.	3,955	206

DiamondRock Hospitality Co.*	43,889	452

Easterly Government Properties, Inc.	13,897	288

EastGroup Properties, Inc.	7,978	1,143

Empire State Realty Trust, Inc., Class A	25,370	282

Essential Properties Realty Trust, Inc.	16,583	379

Four Corners Property Trust, Inc.	15,463	424

Franklin Street Properties Corp.	16,025	87

GEO Group (The), Inc.	25,908	201

Getty Realty Corp.	7,316	207

Gladstone Commercial Corp.	7,214	141

Gladstone Land Corp.	15,568	285

Global Medical REIT, Inc.	9,766	128

Global Net Lease, Inc.	19,328	349

Healthcare Realty Trust, Inc.	28,169	854

Independence Realty Trust, Inc.	17,068	259

Indus Realty Trust, Inc.	3,615	218

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Equity Real Estate Investment Trusts – 5.1% continued

Industrial Logistics Properties Trust	11,002	$254

Innovative Industrial Properties, Inc.	3,331	600

iStar, Inc.	18,471	328

Kite Realty Group Trust	15,911	307

Lexington Realty Trust	44,784	498

LTC Properties, Inc.	8,246	344

Macerich (The) Co.	27,878	326

Mack-Cali Realty Corp.	14,792	229

Monmouth Real Estate Investment Corp.	19,393	343

National Health Investors, Inc.	8,281	599

National Storage Affiliates Trust	11,121	444

New Senior Investment Group, Inc.	2,823	18

NexPoint Residential Trust, Inc.	3,894	179

One Liberty Properties, Inc.	6,319	141

Outfront Media, Inc.*	28,323	618

Pebblebrook Hotel Trust	25,326	615

Pennsylvania Real Estate Investment Trust	371	1

Physicians Realty Trust	37,247	658

Piedmont Office Realty Trust, Inc., Class A	23,603	410

Plymouth Industrial REIT, Inc.	5,859	99

PotlatchDeltic Corp.	12,820	678

Preferred Apartment Communities, Inc., Class A	600	6

PS Business Parks, Inc.	4,010	620

QTS Realty Trust, Inc., Class A	10,226	634

Retail Opportunity Investments Corp.	21,774	346

Retail Properties of America, Inc., Class A	35,089	368

Retail Value, Inc.	3,173	59

RLJ Lodging Trust	22,143	343

RPT Realty	293	3

Sabra Health Care REIT, Inc.	40,271	699

Safehold, Inc.	3,410	239

Saul Centers, Inc.	2,379	95

Service Properties Trust	32,177	382

SITE Centers Corp.	22,978	312

Sotherly Hotels, Inc.*	2,334	8

STAG Industrial, Inc.	29,462	990

Sunstone Hotel Investors, Inc.*	44,683	557

Tanger Factory Outlet Centers, Inc.	15,238	231

Terreno Realty Corp.	13,566	784

UMH Properties, Inc.	8,454	162

Uniti Group, Inc.	38,675	427

See Notes to the Financial Statements.

EQUITY FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Equity Real Estate Investment Trusts – 5.1% continued

Urban Edge Properties	21,578	$356

Urstadt Biddle Properties, Inc., Class A	8,986	150

Washington Real Estate Investment Trust	14,745	326

Weingarten Realty Investors	23,874	642

Whitestone REIT	10,730	104

		27,848

Food & Staples Retailing – 0.9%

Andersons (The), Inc.	4,166	114

BJ’s Wholesale Club Holdings, Inc.*	21,436	962

Chefs’ Warehouse (The), Inc.*	1,575	48

Ingles Markets, Inc., Class A	5,769	356

Performance Food Group Co.*	24,310	1,401

PriceSmart, Inc.	4,320	418

Rite Aid Corp.*	8,565	175

SpartanNash Co.	7,251	142

Sprouts Farmers Market, Inc.*	25,358	675

United Natural Foods, Inc.*	7,327	241

Village Super Market, Inc., Class A	1,471	35

Weis Markets, Inc.	4,874	275

		4,842

Food Products – 1.6%

Adecoagro S.A.*	1,368	11

Alico, Inc.	6,440	192

B&G Foods, Inc.	13,863	431

Bridgford Foods Corp.*	3,905	61

Calavo Growers, Inc.	2,990	232

Cal-Maine Foods, Inc.*	7,729	297

Darling Ingredients, Inc.*	35,945	2,645

Farmer Bros. Co.*	6,412	67

Fresh Del Monte Produce, Inc.	4,310	123

Freshpet, Inc.*	5,784	919

Hostess Brands, Inc.*	25,018	359

J&J Snack Foods Corp.	4,072	639

John B. Sanfilippo & Son, Inc.	1,422	128

Lancaster Colony Corp.	4,081	716

Landec Corp.*	3,059	32

Sanderson Farms, Inc.	4,624	720

Seneca Foods Corp., Class A*	3,840	181

Simply Good Foods (The) Co.*	17,069	519

Tootsie Roll Industries, Inc.	10,914	362

		8,634

Gas Utilities – 0.9%

Chesapeake Utilities Corp.	4,470	519

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Gas Utilities – 0.9% continued

New Jersey Resources Corp.	20,889	$833

Northwest Natural Holding Co.	8,011	432

ONE Gas, Inc.	12,021	925

RGC Resources, Inc.	921	20

South Jersey Industries, Inc.	20,594	465

Southwest Gas Holdings, Inc.	12,123	833

Spire, Inc.	11,838	875

		4,902

Health Care Equipment & Supplies – 4.0%

Accelerate Diagnostics, Inc.*	10,517	87

Accuray, Inc.*	1,300	6

Alphatec Holdings, Inc.*	18,668	295

AngioDynamics, Inc.*	11,304	264

Apollo Endosurgery, Inc.*	54,413	300

Apyx Medical Corp.*	4,253	41

AtriCure, Inc.*	11,360	744

Atrion Corp.	263	169

Avanos Medical, Inc.*	12,640	553

Axogen, Inc.*	6,232	126

Axonics Modulation Technologies, Inc.*	8,126	487

Bellerophon Therapeutics, Inc.*	7,859	41

Beyond Air, Inc.*	14,828	82

BioLife Solutions, Inc.*	10,867	391

BioSig Technologies, Inc.*	9,491	41

Cantel Medical Corp.*	5,821	465

Cardiovascular Systems, Inc.*	12,577	482

Cerus Corp.*	49,955	300

Chembio Diagnostics, Inc.*	13,839	49

CONMED Corp.	6,040	789

CryoLife, Inc.*	9,324	210

CryoPort, Inc.*	5,949	309

Cutera, Inc.*	11,071	333

Daxor Corp.(1) *	37	—

Electromed, Inc.*	5,043	53

Establishment Labs Holdings, Inc.*	5,022	314

FONAR Corp.*	9,642	174

GenMark Diagnostics, Inc.*	29,546	706

Heska Corp.*	4,937	832

Inmode Ltd.*	6,673	483

Inogen, Inc.*	2,735	144

Integer Holdings Corp.*	8,177	753

Intersect ENT, Inc.*	11,872	248

IntriCon Corp.*	13,185	338

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Health Care Equipment & Supplies – 4.0% continued

Invacare Corp.	14,461	$116

iRadimed Corp.*	7,647	197

Kewaunee Scientific Corp.*	2,502	31

Lantheus Holdings, Inc.*	15,419	329

LeMaitre Vascular, Inc.	12,707	620

LENSAR, Inc.*	1,867	14

LivaNova PLC*	5,339	394

Meridian Bioscience, Inc.*	14,023	368

Merit Medical Systems, Inc.*	13,220	792

Mesa Laboratories, Inc.	817	199

Misonix, Inc.*	7,912	155

Natus Medical, Inc.*	6,973	179

Neogen Corp.*	10,306	916

Nevro Corp.*	5,866	818

NuVasive, Inc.*	9,445	619

OraSure Technologies, Inc.*	18,029	210

Orthofix Medical, Inc.*	6,523	283

OrthoPediatrics Corp.*	3,161	154

Pro-Dex, Inc.*	5,339	144

Pulse Biosciences, Inc.*	17,697	419

Retractable Technologies, Inc.*	17,052	219

Rockwell Medical, Inc.*	5,100	6

SeaSpine Holdings Corp.*	17,104	298

Semler Scientific, Inc.*	3,949	424

SI-BONE, Inc.*	6,604	210

Sientra, Inc.*	113	1

SmileDirectClub, Inc.*	21,260	219

Soliton, Inc.*	5,633	99

STAAR Surgical Co.*	9,705	1,023

Surgalign Holdings, Inc.*	4,038	9

Surmodics, Inc.*	5,429	304

Tactile Systems Technology, Inc.*	1,991	108

TransMedics Group, Inc.*	9,992	415

Utah Medical Products, Inc.	3,298	286

Vapotherm, Inc.*	3,263	78

Varex Imaging Corp.*	6,055	124

Zynex, Inc.*	8,968	137

		21,526

Health Care Providers & Services – 3.2%

Acadia Healthcare Co., Inc.*	14,810	846

Addus HomeCare Corp.*	5,908	618

AMN Healthcare Services, Inc.*	10,697	788

Apollo Medical Holdings, Inc.*	7,689	208

Brookdale Senior Living, Inc.*	40,343	244

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Health Care Providers & Services – 3.2% continued

Capital Senior Living Corp.*	35	$1

Castle Biosciences, Inc.*	2,669	183

CorVel Corp.*	5,123	526

Covetrus, Inc.*	21,408	642

Cross Country Healthcare, Inc.*	15,819	198

Cryo-Cell International, Inc.*	750	7

Ensign Group (The), Inc.	13,442	1,261

Enzo Biochem, Inc.*	7,284	25

Five Star Senior Living, Inc.*	3,314	20

Fulgent Genetics, Inc.*	6,228	602

Global Cord Blood Corp.*	6,346	29

Hanger, Inc.*	6,922	158

HealthEquity, Inc.*	13,551	921

Joint (The) Corp.*	10,367	501

LHC Group, Inc.*	6,095	1,165

Magellan Health, Inc.*	6,644	619

ModivCare, Inc.*	4,950	733

National HealthCare Corp.	4,345	339

National Research Corp.*	3,538	166

Ontrak, Inc.*	6,150	200

Option Care Health, Inc.*	99	2

Owens & Minor, Inc.	11,253	423

Patterson Cos., Inc.	23,245	743

Pennant Group (The), Inc.*	6,528	299

PetIQ, Inc.*	7,148	252

Premier, Inc., Class A	12,313	417

R1 RCM, Inc.*	20,406	504

RadNet, Inc.*	9,282	202

Select Medical Holdings Corp.*	25,759	878

Surgery Partners, Inc.*	12,793	566

Tenet Healthcare Corp.*	21,714	1,129

Tivity Health, Inc.*	10,251	229

Triple-S Management Corp., Class B*	10,601	276

U.S. Physical Therapy, Inc.	3,436	358

		17,278

Health Care Technology – 1.2%

Allscripts Healthcare Solutions, Inc.*	36,281	545

Castlight Health, Inc., Class B*	31,691	48

Computer Programs and Systems, Inc.	9,221	282

Evolent Health, Inc., Class A*	20,075	405

HealthStream, Inc.*	4,785	107

HMS Holdings Corp.*	20,011	740

Inovalon Holdings, Inc., Class A*	13,821	398

Inspire Medical Systems, Inc.*	4,189	867

See Notes to the Financial Statements.

EQUITY FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Health Care Technology – 1.2% continued

MTBC, Inc.*	13,493	$112

NextGen Healthcare, Inc.*	11,447	207

Omnicell, Inc.*	9,914	1,288

OptimizeRx Corp.*	17,291	843

Phreesia, Inc.*	2,473	129

Simulations Plus, Inc.	4,666	295

Tabula Rasa HealthCare, Inc.*	4,153	191

Vocera Communications, Inc.*	6,863	264

		6,721

Hotels, Restaurants & Leisure – 3.2%

Arcos Dorados Holdings, Inc., Class A	37,309	190

BBQ Holdings, Inc.*	174	1

Biglari Holdings, Inc., Class B*	860	114

BJ’s Restaurants, Inc.*	858	50

Bowl America, Inc., Class A*	492	5

Boyd Gaming Corp.*	18,677	1,101

Brinker International, Inc.*	5,700	405

Caesars Entertainment, Inc.*	11,336	991

Carrols Restaurant Group, Inc.*	300	2

Churchill Downs, Inc.	6,145	1,397

Chuy’s Holdings, Inc.*	2,743	122

Cracker Barrel Old Country Store, Inc.	5,094	881

Dave & Buster’s Entertainment, Inc.*	5,417	259

Denny’s Corp.*	15,386	279

Despegar.com Corp.*	7,242	99

Dine Brands Global, Inc.*	2,219	200

Drive Shack, Inc.*	8,625	28

El Pollo Loco Holdings, Inc.(1) *	15	—

Everi Holdings, Inc.*	12,087	171

Extended Stay America, Inc.	30,443	601

Fiesta Restaurant Group, Inc.*	1,335	17

Golden Entertainment, Inc.*	1,684	43

Hilton Grand Vacations, Inc.*	14,752	553

International Game Technology PLC*	19,437	312

Jack in the Box, Inc.	4,405	484

Marriott Vacations Worldwide Corp.*	7,909	1,378

Monarch Casino & Resort, Inc.*	932	56

Nathan’s Famous, Inc.	1,507	95

Papa John’s International, Inc.	5,135	455

Penn National Gaming, Inc.*	26,109	2,737

Red Rock Resorts, Inc., Class A*	9,337	304

Ruth’s Hospitality Group, Inc.*	3,046	76

Scientific Games Corp.*	8,510	328

Shake Shack, Inc., Class A*	4,879	550

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Hotels, Restaurants & Leisure – 3.2% continued

Texas Roadhouse, Inc.*	13,167	$1,263

Town Sports International Holdings, Inc.*	2,621	1

Travel + Leisure Co.	15,550	951

Wingstop, Inc.	5,688	723

		17,222

Household Durables – 2.1%

Beazer Homes U.S.A., Inc.*	277	6

Cavco Industries, Inc.*	1,953	441

Century Communities, Inc.*	3,721	224

Ethan Allen Interiors, Inc.	4,433	122

Flexsteel Industries, Inc.	4,687	163

GoPro, Inc., Class A*	15,619	182

Hamilton Beach Brands Holding Co., Class A	2,899	53

Helen of Troy Ltd.*	4,955	1,044

Hooker Furniture Corp.	1,660	60

Installed Building Products, Inc.	4,791	531

iRobot Corp.*	5,884	719

KB Home	16,240	756

La-Z-Boy, Inc.	9,887	420

LGI Homes, Inc.*	4,276	638

Lifetime Brands, Inc.	587	9

M/I Homes, Inc.*	5,106	302

MDC Holdings, Inc.	11,996	713

Meritage Homes Corp.*	9,635	886

Nobility Homes, Inc.	876	26

Skyline Champion Corp.*	10,583	479

Sonos, Inc.*	17,546	657

Taylor Morrison Home Corp.*	24,700	761

TopBuild Corp.*	7,019	1,470

TRI Pointe Group, Inc.*	23,744	483

Universal Electronics, Inc.*	3,746	206

VOXX International Corp.*	1,446	28

		11,379

Household Products – 0.4%

Central Garden & Pet Co.*	200	12

Central Garden & Pet Co., Class A*	7,970	413

Oil-Dri Corp. of America	3,095	107

Spectrum Brands Holdings, Inc.	9,998	850

WD-40 Co.	2,758	844

		2,226

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Independent Power & Renewable Electricity Producers – 0.3%

Brookfield Renewable Corp., Class A	10,904	$510

Clearway Energy, Inc., Class A	1,131	30

Clearway Energy, Inc., Class C	17,743	499

Ormat Technologies, Inc.	9,472	744

		1,783

Industrial Conglomerates – 0.1%

Raven Industries, Inc.	7,461	286

Insurance – 1.9%

Ambac Financial Group, Inc.*	8,441	141

American Equity Investment Life Holding Co.	21,966	693

AMERISAFE, Inc.	3,533	226

Argo Group International Holdings Ltd.	9,753	491

Atlantic American Corp.*	6,792	25

Citizens, Inc.*	6,196	36

CNO Financial Group, Inc.	43,173	1,049

Donegal Group, Inc., Class A	5,400	80

Employers Holdings, Inc.	9,617	414

Enstar Group Ltd.*	1,757	434

FBL Financial Group, Inc., Class A	2,261	126

Fidelity National Financial, Inc.	1,707	69

Genworth Financial, Inc., Class A*	84,060	279

Greenlight Capital Re Ltd., Class A*	14,699	128

Horace Mann Educators Corp.	9,663	418

Independence Holding Co.	4,586	183

Investors Title Co.	1,832	304

James River Group Holdings Ltd.	5,885	268

Kansas City Life Insurance Co.	1,868	83

Kinsale Capital Group, Inc.	3,907	644

MBIA, Inc.*	19,856	191

Mercury General Corp.	4,489	273

National Western Life Group, Inc., Class A	957	238

Palomar Holdings, Inc.*	3,708	249

Primerica, Inc.	1,382	204

ProAssurance Corp.	6,162	165

Protective Insurance Corp., Class B	4,625	106

RLI Corp.	8,246	920

Safety Insurance Group, Inc.	2,567	216

Selective Insurance Group, Inc.	11,377	825

SiriusPoint Ltd.*	15,911	162

State Auto Financial Corp.	4,840	95

Stewart Information Services Corp.	3,179	165

United Fire Group, Inc.	4,671	163

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Insurance – 1.9% continued

Universal Insurance Holdings, Inc.	4,946	$71

White Mountains Insurance Group Ltd.	157	175

		10,309

Interactive Media & Services – 0.3%

Cargurus, Inc.*	16,036	382

Cars.com, Inc.*	6,293	81

EverQuote, Inc., Class A*	4,662	169

Liberty TripAdvisor Holdings, Inc., Class A*	6,201	40

QuinStreet, Inc.*	17,418	354

Travelzoo*	5,357	90

Yelp, Inc.*	16,153	630

		1,746

Internet & Direct Marketing Retail – 0.5%

1-800-Flowers.com, Inc., Class A*	8,770	242

Liquidity Services, Inc.*	5,236	97

Magnite, Inc.*	12,159	506

Overstock.com, Inc.*	4,821	320

PetMed Express, Inc.	4,787	168

Quotient Technology, Inc.*	6,947	114

Shutterstock, Inc.	1,341	119

Stamps.com, Inc.*	3,209	640

Stitch Fix, Inc., Class A*	11,151	553

		2,759

IT Services – 1.6%

Actua Corp.(2) *	8,828	—

Alliance Data Systems Corp.	9,194	1,031

BM Technologies, Inc.*	1,134	13

Brightcove, Inc.*	9,262	186

Cardtronics PLC, Class A*	7,452	289

Cass Information Systems, Inc.	3,083	143

Computer Services, Inc.	4,050	239

Computer Task Group, Inc.*	140	1

Concentrix Corp.*	1,337	200

Conduent, Inc.*	28,170	188

CSG Systems International, Inc.	7,734	347

EVERTEC, Inc.	11,695	435

Evo Payments, Inc., Class A*	7,818	215

ExlService Holdings, Inc.*	6,300	568

GTT Communications, Inc.*	16,079	29

Hackett Group (The), Inc.	10,003	164

I3 Verticals, Inc., Class A*	4,071	127

Information Services Group, Inc.*	11,023	49

See Notes to the Financial Statements.

EQUITY FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

IT Services – 1.6% continued

MAXIMUS, Inc.	15,859	$1,412

NIC, Inc.	14,461	491

Perficient, Inc.*	8,149	479

Perspecta, Inc.	28,304	822

StarTek, Inc.*	835	7

Switch, Inc., Class A	6,344	103

Sykes Enterprises, Inc.*	7,634	337

TTEC Holdings, Inc.	4,282	430

Tucows, Inc., Class A*	1,705	132

Unisys Corp.*	4,568	116

Verra Mobility Corp.*	25,950	351

		8,904

Leisure Products – 0.6%

Acushnet Holdings Corp.	6,673	276

American Outdoor Brands, Inc.*	2,656	67

Callaway Golf Co.	16,842	451

Clarus Corp.	5,413	92

Escalade, Inc.	5,211	109

Johnson Outdoors, Inc., Class A	3,349	478

Malibu Boats, Inc., Class A*	4,004	319

Marine Products Corp.	7,809	127

Smith & Wesson Brands, Inc.	10,621	185

Sturm Ruger & Co., Inc.	2,776	183

Vista Outdoor, Inc.*	6,951	223

YETI Holdings, Inc.*	7,795	563

		3,073

Life Sciences Tools & Services – 0.9%

Champions Oncology, Inc.*	4,406	50

Codexis, Inc.*	10,004	229

Fluidigm Corp.*	16,180	73

Harvard Bioscience, Inc.*	17,208	94

Luminex Corp.	9,592	306

Medpace Holdings, Inc.*	5,947	975

NanoString Technologies, Inc.*	10,911	717

NeoGenomics, Inc.*	22,738	1,097

Pacific Biosciences of California, Inc.*	19,475	649

Personalis, Inc.*	7,563	186

Quanterix Corp.*	7,518	439

		4,815

Machinery – 4.2%

Alamo Group, Inc.	2,352	367

Albany International Corp., Class A	6,461	539

Altra Industrial Motion Corp.	14,397	796

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Machinery – 4.2% continued

Astec Industries, Inc.	5,770	$435

Barnes Group, Inc.	11,794	584

Chart Industries, Inc.*	9,292	1,323

CIRCOR International, Inc.*	2,467	86

Columbus McKinnon Corp.	3,276	173

Conrad Industries, Inc.*	100	1

Douglas Dynamics, Inc.	4,546	210

Eastern (The) Co.	3,547	95

Enerpac Tool Group Corp.	12,541	328

EnPro Industries, Inc.	4,031	344

ESCO Technologies, Inc.	5,707	621

Evoqua Water Technologies Corp.*	14,958	393

Federal Signal Corp.	16,085	616

Franklin Electric Co., Inc.	9,583	756

Gorman-Rupp (The) Co.	6,591	218

Graham Corp.	2,512	36

Greenbrier (The) Cos., Inc.	5,159	244

Helios Technologies, Inc.	4,001	292

Hillenbrand, Inc.	15,986	763

Hurco Cos., Inc.	1,123	40

Hyster-Yale Materials Handling, Inc.	2,391	208

John Bean Technologies Corp.	7,012	935

Kadant, Inc.	1,968	364

Kennametal, Inc.	17,894	715

Kornit Digital Ltd.*	6,990	693

L.B. Foster Co., Class A*	1,584	28

Lindsay Corp.	2,461	410

Lydall, Inc.*	148	5

Meritor, Inc.*	17,189	506

Miller Industries, Inc.	3,185	147

Mueller Industries, Inc.	11,880	491

Mueller Water Products, Inc., Class A	34,105	474

Navistar International Corp.*	8,929	393

Omega Flex, Inc.	1,628	257

Proto Labs, Inc.*	5,696	694

RBC Bearings, Inc.*	5,259	1,035

Rexnord Corp.	22,593	1,064

Shyft Group (The), Inc.	6,573	245

SPX Corp.*	10,850	632

SPX FLOW, Inc.	10,114	641

Standex International Corp.	4,170	399

Taylor Devices, Inc.*	1,662	19

Tennant Co.	4,016	321

Terex Corp.	11,376	524

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Machinery – 4.2% continued

Titan International, Inc.(1) *	20	$—

TriMas Corp.*	9,908	300

Trinity Industries, Inc.	19,172	546

Twin Disc, Inc.*	356	3

Wabash National Corp.	6,758	127

Watts Water Technologies, Inc., Class A	6,124	728

Welbilt, Inc.*	21,182	344

Woodward, Inc.	1,692	204

		22,712

Marine – 0.3%

Atlas Corp.	45,080	615

Matson, Inc.	10,504	701

SEACOR Holdings, Inc.*	3,570	145

Star Bulk Carriers Corp.*	13,795	203

		1,664

Media – 1.0%

AMC Networks, Inc., Class A*	7,970	424

Boston Omaha Corp., Class A(1) *	1	—

Cardlytics, Inc.*	4,848	532

comScore, Inc.*	11,616	43

Cumulus Media, Inc., Class A*	300	3

Daily Journal Corp.*	332	105

EW Scripps (The) Co., Class A	5,044	97

Gannett Co., Inc.*	12,191	66

Gray Television, Inc.	23,772	437

John Wiley & Sons, Inc., Class A	9,645	523

Loral Space & Communications, Inc.	654	25

Marchex, Inc., Class B(1) *	179	—

Meredith Corp.*	5,630	168

MSG Networks, Inc., Class A*	8,933	134

Nexstar Media Group, Inc., Class A	6,603	927

Saga Communications, Inc., Class A*	1,396	30

Scholastic Corp.	7,170	216

Sinclair Broadcast Group, Inc., Class A	11,464	335

TechTarget, Inc.*	4,387	305

TEGNA, Inc.	41,593	783

Tribune Publishing Co.*	7,518	135

		5,288

Metals & Mining – 1.3%

Alcoa Corp.*	37,366	1,214

Allegheny Technologies, Inc.*	32,683	688

Carpenter Technology Corp.	11,479	472

Coeur Mining, Inc.*	48,365	437

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Metals & Mining – 1.3% continued

Commercial Metals Co.	23,737	$732

Compass Minerals International, Inc.	8,874	557

Constellium S.E.*	27,720	408

Ferroglobe Representation & Warranty Insurance Trust(2) *	9,916	—

Fortitude Gold Corp.*	2,348	11

Gold Resource Corp.	8,089	21

Haynes International, Inc.	2,371	70

Hecla Mining Co.	54,020	307

Kaiser Aluminum Corp.	3,022	334

Materion Corp.	7,084	469

McEwen Mining, Inc.*	23,720	25

Schnitzer Steel Industries, Inc., Class A	2,938	123

Synalloy Corp.*	100	1

Universal Stainless & Alloy Products, Inc.*	1,504	15

Warrior Met Coal, Inc.	12,211	209

Worthington Industries, Inc.	12,528	841

		6,934

Mortgage Real Estate Investment Trusts – 0.7%

ACRES Commercial Realty Corp.*	136	2

Apollo Commercial Real Estate Finance, Inc.	33,215	464

Arbor Realty Trust, Inc.	25,986	413

Arlington Asset Investment Corp., Class A (1)*	10	—

ARMOUR Residential REIT, Inc.	7,473	91

Blackstone Mortgage Trust, Inc., Class A	13,464	417

Capstead Mortgage Corp.	26,855	167

Chimera Investment Corp.	34,994	445

Colony Credit Real Estate, Inc.	11,919	102

Dynex Capital, Inc.	3,644	69

Ellington Residential Mortgage REIT	540	7

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	13,821	775

Invesco Mortgage Capital, Inc.	23,185	93

Ladder Capital Corp.	10,522	124

New York Mortgage Trust, Inc.	46,078	206

Ready Capital Corp.	4,562	61

Two Harbors Investment Corp.	16,732	123

Western Asset Mortgage Capital Corp.	1,107	4

		3,563

See Notes to the Financial Statements.

EQUITY FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Multiline Retail – 0.3%

Big Lots, Inc.	8,945	$611

Macy’s, Inc.*	60,938	987

		1,598

Multi-Utilities – 0.3%

Avista Corp.	13,954	666

NorthWestern Corp.	11,879	775

Unitil Corp.	3,654	167

		1,608

Oil, Gas & Consumable Fuels – 1.8%

Adams Resources & Energy, Inc.	4,747	133

Alto Ingredients, Inc.*	9,940	54

Antero Resources Corp.*	31,288	319

Ardmore Shipping Corp.*	23,527	107

Bonanza Creek Energy, Inc.*	2,250	80

Callon Petroleum Co.*	4,557	176

Cimarex Energy Co.	984	58

CNX Resources Corp.*	27,300	401

Comstock Resources, Inc.*	9,230	51

CONSOL Energy, Inc.*	5,414	53

Contango Oil & Gas Co.*	11,023	43

Cosan S.A. ADR	39,741	642

CVR Energy, Inc.	7,398	142

Delek U.S. Holdings, Inc.	11,444	249

DHT Holdings, Inc.	35,919	213

Dorian LPG Ltd.*	1,334	18

Earthstone Energy, Inc., Class A*	1,500	11

Equitrans Midstream Corp.	35,290	288

Frontline Ltd.	29,617	212

Golar LNG Ltd.*	9,567	98

Goodrich Petroleum Corp.*	1,100	10

Green Plains, Inc.*	13,129	355

Gulfport Energy Corp.(1) *	4,600	—

Hallador Energy Co.*	12,397	23

HighPoint Resources Corp.*	220	1

International Seaways, Inc.	10,211	198

Kosmos Energy Ltd.*	67,263	207

Laredo Petroleum, Inc.*	706	21

Murphy Oil Corp.	25,060	411

NACCO Industries, Inc., Class A	2,782	69

Navigator Holdings Ltd.*	15,734	140

Navios Maritime Acquisition Corp.	600	2

Nordic American Tankers Ltd.	13,985	46

Northern Oil and Gas, Inc.*	3,671	44

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Oil, Gas & Consumable Fuels – 1.8% continued

Overseas Shipholding Group, Inc., Class A*	8,366	$17

Ovintiv, Inc.	44,925	1,070

Par Pacific Holdings, Inc.*	304	4

PBF Energy, Inc., Class A*	16,608	235

PDC Energy, Inc.*	14,246	490

Peabody Energy Corp.*	5,607	17

PrimeEnergy Resources Corp.*	1,558	82

Range Resources Corp.*	36,773	380

Renewable Energy Group, Inc.*	9,811	648

REX American Resources Corp.*	4,001	337

Riviera Resources, Inc.*	6,246	1

Scorpio Tankers, Inc.	12,831	237

SFL Corp. Ltd.	20,985	168

SM Energy Co.	3,642	60

Southwestern Energy Co.*	109,090	507

Teekay Corp.*	6,791	22

Teekay Tankers Ltd., Class A*	1,000	14

Torchlight Energy Resources, Inc.*	2,700	5

Uranium Energy Corp.*	4,700	13

VAALCO Energy, Inc.*	15,452	35

Voc Energy Trust	2,500	9

World Fuel Services Corp.	12,628	445

		9,671

Paper & Forest Products – 0.6%

Clearwater Paper Corp.*	3,700	139

Domtar Corp.	11,623	430

Glatfelter Corp.	7,954	136

Louisiana-Pacific Corp.	26,366	1,462

Neenah, Inc.	5,006	257

Resolute Forest Products, Inc.*	21,268	233

Schweitzer-Mauduit International, Inc.	9,250	453

Verso Corp., Class A	8,126	119

		3,229

Personal Products – 0.5%

Edgewell Personal Care Co.	11,083	439

Inter Parfums, Inc.	4,853	344

Mannatech, Inc.	3,951	81

Medifast, Inc.	4,022	852

Natural Alternatives International, Inc.*	729	11

Nature’s Sunshine Products, Inc.	6,385	127

Nu Skin Enterprises, Inc., Class A	13,780	729

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Personal Products – 0.5% continued

United-Guardian, Inc.	502	$8

USANA Health Sciences, Inc.*	2,359	230

		2,821

Pharmaceuticals – 1.4%

Aerie Pharmaceuticals, Inc.*	6,793	121

Amneal Pharmaceuticals, Inc.*	35,482	239

Amphastar Pharmaceuticals, Inc.*	12,766	234

ANI Pharmaceuticals, Inc.*	3,586	130

Arvinas, Inc.*	279	18

Baudax Bio, Inc.*	5,890	8

BioDelivery Sciences International, Inc.*	2,711	11

Cara Therapeutics, Inc.*	10,431	226

Collegium Pharmaceutical, Inc.*	15,797	374

Corcept Therapeutics, Inc.*	29,900	711

CorMedix, Inc.*	3,180	32

Cumberland Pharmaceuticals, Inc.*	232	1

Eloxx Pharmaceuticals, Inc.*	700	2

Endo International PLC*	34,020	252

Evofem Biosciences, Inc.*	2,852	5

Fulcrum Therapeutics, Inc.*	5,339	63

Harrow Health, Inc.*	16,905	114

Innoviva, Inc.*	27,378	327

Intra-Cellular Therapies, Inc.*	13,370	454

Kala Pharmaceuticals, Inc.*	7,415	50

Kaleido Biosciences, Inc.*	14,235	115

Lannett Co., Inc.*	16,617	88

Mallinckrodt PLC*	9,730	4

Ocular Therapeutix, Inc.*	395	7

Omeros Corp.*	15,724	280

Opiant Pharmaceuticals, Inc.*	10,056	107

Optinose, Inc.*	249	1

Oramed Pharmaceuticals, Inc.*	471	5

Otonomy, Inc.*	400	1

Pacira BioSciences, Inc.*	11,513	807

Paratek Pharmaceuticals, Inc.*	11,893	84

Phibro Animal Health Corp., Class A	9,579	234

Prestige Consumer Healthcare, Inc.*	12,374	545

ProPhase Labs, Inc.*	14,939	110

Provention Bio, Inc.*	8,304	87

Relmada Therapeutics, Inc.*	2,076	73

Revance Therapeutics, Inc.*	11,418	319

Satsuma Pharmaceuticals, Inc.*	3,331	20

scPharmaceuticals, Inc.*	12,604	84

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Pharmaceuticals – 1.4% continued

Supernus Pharmaceuticals, Inc.*	9,929	$260

Taro Pharmaceutical Industries Ltd.*	7,637	563

Verrica Pharmaceuticals, Inc.*	8,008	121

WaVe Life Sciences Ltd.*	5,323	30

Zynerba Pharmaceuticals, Inc.*	16,629	77

		7,394

Professional Services – 1.9%

ASGN, Inc.*	9,944	949

Barrett Business Services, Inc.	3,801	262

CBIZ, Inc.*	23,219	758

CRA International, Inc.	3,941	294

Exponent, Inc.	11,676	1,138

Forrester Research, Inc.*	6,452	274

Franklin Covey Co.*	4,919	139

FTI Consulting, Inc.*	6,970	977

GP Strategies Corp.*	1,059	19

Heidrick & Struggles International, Inc.	6,566	235

Huron Consulting Group, Inc.*	3,844	194

ICF International, Inc.	3,832	335

Insperity, Inc.	7,588	635

KBR, Inc.	27,325	1,049

Kelly Services, Inc., Class A*	4,941	110

Kforce, Inc.	6,914	371

Korn Ferry	11,258	702

ManTech International Corp., Class A	6,053	526

Mistras Group, Inc.*	1,067	12

Resources Connection, Inc.	7,843	106

TrueBlue, Inc.*	9,916	218

Upwork, Inc.*	19,129	856

Where Food Comes From, Inc.*	275	4

Willdan Group, Inc.*	2,920	120

		10,283

Real Estate Management & Development – 0.5%

Altisource Asset Management Corp.*	512	10

American Realty Investors, Inc.*	1,744	15

Cushman & Wakefield PLC*	21,459	350

Forestar Group, Inc.*	10,712	249

FRP Holdings, Inc.*	1,132	56

Kennedy-Wilson Holdings, Inc.	20,535	415

Newmark Group, Inc., Class A	300	3

Rafael Holdings, Inc., Class B*	5,779	231

RE/MAX Holdings, Inc., Class A	6,062	239

Realogy Holdings Corp.*	12,654	191

See Notes to the Financial Statements.

EQUITY FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Real Estate Management & Development – 0.5% continued

Redfin Corp.*	13,385	$891

RMR Group (The), Inc., Class A	81	3

Stratus Properties, Inc.*	114	4

Tejon Ranch Co.*	8,144	136

Transcontinental Realty Investors, Inc.*	405	9

		2,802

Road & Rail – 0.7%

ArcBest Corp.	5,382	379

Avis Budget Group, Inc.*	11,865	861

Covenant Logistics Group, Inc.*	6,472	133

Heartland Express, Inc.	15,218	298

Marten Transport Ltd.	10,657	181

P.A.M. Transportation Services, Inc.*	1,308	81

Patriot Transportation Holding, Inc.	465	5

Saia, Inc.*	6,473	1,492

Universal Logistics Holdings, Inc.	4,446	117

USA Truck, Inc.*	500	9

Werner Enterprises, Inc.	9,606	453

		4,009

Semiconductors & Semiconductor Equipment – 3.2%

ACM Research, Inc., Class A*	3,708	300

Advanced Energy Industries, Inc.	6,971	761

Alpha & Omega Semiconductor Ltd.*	5,517	180

Ambarella, Inc.*	6,162	619

Amkor Technology, Inc.	21,614	512

Axcelis Technologies, Inc.*	11,523	473

Brooks Automation, Inc.	14,485	1,183

Canadian Solar, Inc.*	9,867	490

CEVA, Inc.*	4,842	272

Cirrus Logic, Inc.*	12,968	1,100

Cohu, Inc.*	5,021	210

CyberOptics Corp.*	2,292	59

Diodes, Inc.*	8,835	705

DSP Group, Inc.*	2,465	35

FormFactor, Inc.*	14,412	650

Ichor Holdings Ltd.*	2,473	133

Impinj, Inc.*	4,187	238

Kulicke & Soffa Industries, Inc.	12,294	604

Lattice Semiconductor Corp.*	23,294	1,049

MACOM Technology Solutions

Holdings, Inc.*	10,123	587

MagnaChip Semiconductor Corp.*	1,772	44

MaxLinear, Inc.*	12,768	435

Nova Measuring Instruments Ltd.*	3,094	282

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Semiconductors & Semiconductor Equipment – 3.2% continued

NVE Corp.	1,985	$139

Onto Innovation, Inc.*	9,162	602

PDF Solutions, Inc.*	15,204	270

Photronics, Inc.*	6,937	89

Power Integrations, Inc.	9,998	815

Rambus, Inc.*	20,203	393

Semtech Corp.*	12,681	875

Silicon Laboratories, Inc.*	8,276	1,167

SMART Global Holdings, Inc.*	7,669	353

Synaptics, Inc.*	7,248	982

Ultra Clean Holdings, Inc.*	12,845	746

Veeco Instruments, Inc.*	10,038	208

		17,560

Software – 4.7%

ACI Worldwide, Inc.*	22,129	842

Agilysys, Inc.*	8,462	406

Alarm.com Holdings, Inc.*	6,436	556

Altair Engineering, Inc., Class A*	7,480	468

American Software, Inc., Class A	6,859	142

Appfolio, Inc., Class A*	3,504	496

Appian Corp.*	6,170	820

Avaya Holdings Corp.*	22,414	628

Aware, Inc.*	683	2

Benefitfocus, Inc.*	5,043	70

Blackbaud, Inc.*	9,610	683

Blackline, Inc.*	9,721	1,054

Bottomline Technologies DE, Inc.*	7,628	345

Box, Inc., Class A*	25,369	582

ChannelAdvisor Corp.*	1,934	46

Cloudera, Inc.*	47,772	581

Cognyte Software Ltd.*	12,549	349

CommVault Systems, Inc.*	7,592	490

Cornerstone OnDemand, Inc.*	10,730	468

Digimarc Corp.*	4,957	147

Digital Turbine, Inc.*	14,763	1,186

Domo, Inc., Class B*	5,329	300

Ebix, Inc.	6,870	220

eGain Corp.*	2,854	27

Envestnet, Inc.*	8,562	618

FireEye, Inc.*	27,704	542

InterDigital, Inc.	8,401	533

J2 Global, Inc.*	8,713	1,044

LivePerson, Inc.*	13,311	702

MicroStrategy, Inc., Class A*	1,466	995

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Software – 4.7% continued

Mimecast Ltd.*	11,228	$451

Model N, Inc.*	7,358	259

OneSpan, Inc.*	12,448	305

Park City Group, Inc.(1) *	33	—

Progress Software Corp.	8,865	391

Q2 Holdings, Inc.*	9,571	959

QAD, Inc., Class B	706	31

Qualys, Inc.*	6,372	668

Rapid7, Inc.*	7,851	586

Sailpoint Technologies Holdings, Inc.*	14,791	749

Sapiens International Corp. N.V.	10,074	320

SecureWorks Corp., Class A*	5,710	76

ShotSpotter, Inc.*	4,377	154

SPS Commerce, Inc.*	8,867	881

SVMK, Inc.*	23,075	423

Synchronoss Technologies, Inc.*	1,500	5

Tenable Holdings, Inc.*	12,302	445

Teradata Corp.*	21,354	823

Upland Software, Inc.*	2,604	123

Varonis Systems, Inc.*	17,094	878

Verint Systems, Inc.*	12,549	571

VirnetX Holding Corp.	398	2

Workiva, Inc.*	6,834	603

Xperi Holding Corp.	18,368	400

Zix Corp.*	3,383	26

		25,471

Specialty Retail – 3.2%

Aaron’s (The) Co., Inc.	7,461	192

Abercrombie & Fitch Co., Class A*	1,832	63

American Eagle Outfitters, Inc.	32,668	955

America’s Car-Mart, Inc.*	2,111	322

Asbury Automotive Group, Inc.*	7,584	1,490

Bed Bath & Beyond, Inc.*	21,148	616

Boot Barn Holdings, Inc.*	4,283	267

Buckle (The), Inc.	5,971	235

Caleres, Inc.	9,214	201

Cato (The) Corp., Class A*	1,673	20

Chico’s FAS,Inc.*	7,973	26

Children’s Place (The), Inc.*	1,249	87

Citi Trends, Inc.*	3,711	311

Conn’s, Inc.*	2,429	47

Designer Brands, Inc., Class A*	7,137	124

Express, Inc.*	4,300	17

Five Below, Inc.*	287	55

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Specialty Retail – 3.2% continued

Genesco, Inc.*	3,420	$162

Group 1 Automotive, Inc.	3,918	618

Guess?, Inc.	9,302	219

Haverty Furniture Cos., Inc.	4,564	170

Hibbett Sports, Inc.*	2,937	202

Lithia Motors, Inc., Class A	4,649	1,814

Lumber Liquidators Holdings, Inc.*	8,089	203

Monro, Inc.	6,804	448

Murphy U.S.A., Inc.	5,627	813

National Vision Holdings, Inc.*	12,896	565

ODP (The) Corp.*	6,668	289

Rent-A-Center, Inc.	9,721	560

RH*	3,251	1,940

Sally Beauty Holdings, Inc.*	24,687	497

Shoe Carnival, Inc.	5,640	349

Signet Jewelers Ltd.*	7,041	408

Sleep Number Corp.*	10,181	1,461

Sonic Automotive, Inc., Class A	9,957	494

Urban Outfitters, Inc.*	9,895	368

Winmark Corp.	1,310	244

Zumiez, Inc.*	7,198	309

		17,161

Technology Hardware, Storage & Peripherals – 0.2%

3D Systems Corp.*	13,319	366

AstroNova, Inc.*	12,866	172

Avid Technology, Inc.*	137	3

Diebold Nixdorf, Inc.*	7,843	111

Immersion Corp.*	7,850	75

Stratasys Ltd.*	8,992	233

Super Micro Computer, Inc.*	7,791	304

TransAct Technologies, Inc.*	376	4

		1,268

Textiles, Apparel & Luxury Goods – 1.4%

Capri Holdings Ltd.*	27,878	1,422

Crocs, Inc.*	15,359	1,236

Culp, Inc.	198	3

Deckers Outdoor Corp.*	5,361	1,771

Delta Apparel, Inc.*	7,934	215

Fossil Group, Inc.*	1,728	21

G-III Apparel Group Ltd.*	8,222	248

Kontoor Brands, Inc.	8,126	394

Movado Group, Inc.	3,284	94

Oxford Industries, Inc.	4,955	433

See Notes to the Financial Statements.

EQUITY FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Textiles, Apparel & Luxury Goods – 1.4% continued

Rocky Brands, Inc.	4,478	$242

Steven Madden Ltd.	16,605	619

Superior Group of Cos., Inc.	7,205	183

Unifi, Inc.*	692	19

Vera Bradley, Inc.*	5,660	57

Wolverine World Wide, Inc.	16,698	640

		7,597

Thrifts & Mortgage Finance – 1.7%

Axos Financial, Inc.*	13,815	649

Capitol Federal Financial, Inc.	24,826	329

ESSA Bancorp, Inc.	924	15

Essent Group Ltd.	20,427	970

Federal Agricultural Mortgage Corp., Class C	1,324	133

Flagstar Bancorp, Inc.	8,619	389

FS Bancorp, Inc.	116	8

Guaranty Federal Bancshares, Inc.	3,817	74

Hingham Institution For Savings (The)	690	196

Home Bancorp, Inc.	3,070	111

HomeStreet, Inc.	4,275	188

Kearny Financial Corp.	21,431	259

Kentucky First Federal Bancorp	724	5

Lake Shore Bancorp, Inc.	300	4

Meridian Bancorp, Inc.	9,761	180

Meta Financial Group, Inc.	11,428	518

MGIC Investment Corp.	61,470	851

Mr Cooper Group, Inc.*	7,802	271

NASB Financial, Inc.	4,183	275

NMI Holdings, Inc., Class A*	12,477	295

Northeast Community Bancorp, Inc.	897	15

Northfield Bancorp, Inc.	16,252	259

Ocwen Financial Corp.*	25	1

PennyMac Financial Services, Inc.	6,885	460

Premier Financial Corp.	10,223	340

Provident Bancorp, Inc.(1)	18	—

Prudential Bancorp, Inc.	1,050	16

Radian Group, Inc.	35,671	829

Severn Bancorp, Inc.	1,292	16

Standard AVB Financial Corp.	932	30

TrustCo Bank Corp. NY	8,991	66

Walker & Dunlop, Inc.	8,220	845

Waterstone Financial, Inc.	3,743	76

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Thrifts & Mortgage Finance – 1.7% continued

Western New England Bancorp, Inc.	4,227	$36

WSFS Financial Corp.	14,121	703

		9,412

Tobacco – 0.1%

Universal Corp.	5,769	340

Vector Group Ltd.	9,290	130

		470

Trading Companies & Distributors – 1.7%

Applied Industrial Technologies, Inc.	9,407	858

Beacon Roofing Supply, Inc.*	14,115	738

BlueLinx Holdings, Inc.*	689	27

Boise Cascade Co.	8,726	522

CAI International, Inc.	4,252	194

EVI Industries, Inc.*	1,645	47

GATX Corp.	6,960	645

GMS, Inc.*	8,625	360

H&E Equipment Services, Inc.	3,335	127

Herc Holdings, Inc.*	5,035	510

Houston Wire & Cable Co.*	139	1

Lawson Products, Inc.*	4,227	219

McGrath RentCorp	6,232	503

Morgan Group Holding Co.(1) *	64	—

MRC Global, Inc.*	16,785	152

NOW, Inc.*	11,043	111

Rush Enterprises, Inc., Class A	16,149	805

SiteOne Landscape Supply, Inc.*	8,113	1,385

Systemax, Inc.	6,789	279

Textainer Group Holdings Ltd.(1) *	17	—

Titan Machinery, Inc.*	787	20

Transcat, Inc.*	4,188	206

Triton International Ltd.	13,033	717

WESCO International, Inc.*	9,128	790

Willis Lease Finance Corp.*	1,750	76

		9,292

Water Utilities – 0.6%

American States Water Co.	8,400	635

Artesian Resources Corp., Class A	4,357	172

Cadiz, Inc.*	15,687	150

California Water Service Group	10,918	615

Consolidated Water Co. Ltd.	9,897	133

Middlesex Water Co.	9,068	717

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 96.7% continued

Water Utilities – 0.6% continued

SJW Group	6,586	$415

York Water (The) Co.	3,620	177

		3,014

Wireless Telecommunication Services – 0.2%

Boingo Wireless, Inc.*	13,294	187

Shenandoah Telecommunications Co.	9,851	481

Spok Holdings, Inc.	13,337	140

Telephone and Data Systems, Inc.	18,799	431

		1,239

Total Common Stocks

(Cost $270,362)		524,001

PREFERRED STOCKS – 0.0%

Industrial Conglomerates – 0.0%

Steel Partners Holdings L.P., 6.00%	2,675	54

Total Preferred Stocks

(Cost $67)		54

RIGHTS – 0.0%

Biotechnology – 0.0%

Achillion Pharmaceuticals, Inc. (Contingent Value Rights)(3) (4) (5) *	23,500	13

Alder Biopharmaceuticals, Inc. (Contingent Value Rights)*	8,800	8

Progenics Pharmaceuticals, Inc. (Contingent Value Rights)(2) *	10,111	—

Sinovac Biotech Ltd.(2) *	1,587	—

Stemline Therapeutics, Inc. (Contingent Value Rights)(3) (4) (5) *	17,190	6

Tobira Therapeutics, Inc. (Contingent Value Rights)(3) (4) (5) *	16,926	129

		156

Diversified Financial Services – 0.0%

NewStar Financial, Inc. (Contingent Value Rights)(2) *	1,580	—

Health Care Equipment & Supplies – 0.0%

American Medical Alert Corp.(2) *	13,109	—

Insurance – 0.0%

Sirius International Insurance Group Ltd. (Contingent Value Rights)(4) *	463	1

Media – 0.0%

Media General, Inc. (Contingent Value Rights)(3) (4) (5) *	11,792	1

	NUMBER OF SHARES	VALUE (000S)

RIGHTS - 0.0% continued

Pharmaceuticals – 0.0%

Dova Pharmaceuticals, Inc. (Contingent Value Rights)*	4,020	$2

Total Rights

(Cost $148)		160

OTHER – 0.0%

Escrow Adolor Corp.(2) *	1,241	—

Total Other

(Cost $—)		—

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.0%

Air T Funding, Exp. 12/31/49, Strike $100.00(1) *	2,121	$1

Tidewater, Inc., Class A, Exp. 7/31/23, Strike $0.00(1) *	10	—

Tidewater, Inc., Class B, Exp. 7/31/23, Strike $0.00(1) *	11	—

Total Warrants

(Cost $—)		1

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.0%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(6) (7)	16,120,984	$16,121

Total Investment Companies

(Cost $16,121)		16,121

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.06%, 7/15/21(8) (9)	$1,062	$1,062

Total Short-Term Investments

(Cost $1,062)		1,062

Total Investments – 99.9%

(Cost $287,760)		541,399

Other Assets less Liabilities – 0.1%		606

NET ASSETS – 100.0%		$542,005

(1)	Value rounds to less than one thousand.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.

See Notes to the Financial Statements.

EQUITY FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

(3)

Restricted security that has been deemed illiquid. At March 31, 2021, the value of these restricted illiquid securities amounted to approximately $149,000 or 0.0% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Achillion Pharmaceuticals, Inc. (Contingent Value Rights)	1/29/20	$—

Media General, Inc. (Contingent Value Rights)	1/18/17	—

Stemline Therapeutics, Inc. (Contingent Value Rights)	6/12/20	6

Tobira Therapeutics, Inc. (Contingent Value Rights)	11/2/16	131

(4)	Level 3 asset.
(5)	Restricted security.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2021 is disclosed.
(8)	Discount rate at the time of purchase.
(9)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt

L.P. - Limited Partnership

N.V. - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S.A. - Société Anonyme (French: Public Limited Company)

S.E. - Societas Europaea (German: Public Company)

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini Russell 2000 Index	156	$17,336	Long	6/21	$(686)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Aerospace & Defense	$3,950	$65	$ —	$4,015

Banks	42,637	35	—	42,672

Biotechnology	40,271	61	—	40,332

Diversified Telecommunication Services	3,001	131	—	3,132

Household Durables	11,353	26	—	11,379

Insurance	10,226	83	—	10,309

IT Services	8,891	13	—	8,904

Oil, Gas & Consumable Fuels	9,670	1	—	9,671

All Other Industries(1)	393,587	—	—	393,587

Total Common Stocks	523,586	415	—	524,001

Preferred Stocks	54	—	—	54

Rights:

Biotechnology	—	8	148	156

Pharmaceuticals	—	2	—	2

All Other Industries(1)	—	—	2	2

Total Rights	—	10	150	160

Warrants	1	—	—	1

Investment Companies	16,121	—	—	16,121

Short-Term Investments	—	1,062	—	1,062

Total Investments	$539,762	$1,487	$150	$541,399

OTHER FINANCIAL INSTRUMENTS

Liabilities

Futures Contracts	$(686)	$—	$ —	$(686)
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.9%

Aerospace & Defense – 0.9%

Kaman Corp.	121,695	$6,242

Maxar Technologies, Inc.	131,290	4,965

Moog, Inc., Class A	181,193	15,066

		26,273

Air Freight & Logistics – 0.1%

Echo Global Logistics, Inc.*	109,913	3,452

Airlines – 0.5%

Hawaiian Holdings, Inc.*	274,558	7,322

Mesa Air Group, Inc.*	34,559	465

SkyWest, Inc.*	121,603	6,625

Spirit Airlines, Inc.*	27,343	1,009

		15,421

Auto Components – 1.7%

Cooper Tire & Rubber Co.	394,539	22,086

Dana, Inc.	452,772	11,016

Goodyear Tire & Rubber (The) Co.*	463,830	8,149

Modine Manufacturing Co.*	172,953	2,555

Standard Motor Products, Inc.	151,871	6,315

Visteon Corp.*	4,225	515

		50,636

Automobiles – 0.1%

Workhorse Group, Inc.*	208,609	2,873

Banks – 17.4%

1st Source Corp.	17,978	855

Amalgamated Financial Corp.	52,787	876

Arrow Financial Corp.	15,603	520

Atlantic Union Bankshares Corp.	155,709	5,973

BancFirst Corp.	114,957	8,126

BancorpSouth Bank	669,225	21,736

Bank of NT Butterfield & Son (The) Ltd.	55,450	2,119

BankFinancial Corp.	109,353	1,129

BankUnited, Inc.	185,292	8,144

Banner Corp.	66,630	3,553

Berkshire Hills Bancorp, Inc.	80,626	1,800

Boston Private Financial Holdings, Inc.	136,184	1,814

Brookline Bancorp, Inc.	212,950	3,194

Cathay General Bancorp	216,095	8,812

Central Pacific Financial Corp.	83,494	2,228

CIT Group, Inc.	118,016	6,079

City Holding Co.	122,312	10,003

Civista Bancshares, Inc.	26,647	611

CNB Financial Corp.	68,571	1,688

Columbia Banking System, Inc.	202,358	8,720

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.9% continued

Banks – 17.4% continued

Community Trust Bancorp, Inc.	157,764	$6,946

ConnectOne Bancorp, Inc.	65,903	1,671

CVB Financial Corp.	460,828	10,180

Dime Community Bancshares, Inc.	32,785	988

Eagle Bancorp, Inc.	90,271	4,803

Enterprise Financial Services Corp.	99,997	4,944

Financial Institutions, Inc.	71,796	2,175

First Bancorp	88,193	3,836

First BanCorp (New York Exchange)	897,099	10,101

First Bancshares (The), Inc.	35,553	1,302

First Busey Corp.	24,146	619

First Business Financial Services, Inc.	32,920	814

First Commonwealth Financial Corp.	309,446	4,447

First Community Bankshares, Inc.	29,409	882

First Financial Bancorp	286,432	6,874

First Financial Corp.	115,775	5,211

First Guaranty Bancshares, Inc.	16,186	290

First Interstate BancSystem, Inc., Class A	51,887	2,389

First Merchants Corp.	261,438	12,157

First Mid Bancshares, Inc.	27,749	1,219

First Midwest Bancorp, Inc.	457,929	10,033

First of Long Island (The) Corp.	39,619	842

Fulton Financial Corp.	750,596	12,783

German American Bancorp, Inc.	63,146	2,919

Glacier Bancorp, Inc.	65,297	3,727

Great Southern Bancorp, Inc.	42,375	2,401

Hancock Whitney Corp.	334,932	14,070

Heartland Financial U.S.A., Inc.	133,878	6,729

Heritage Financial Corp.	79,885	2,256

Hilltop Holdings, Inc.	149,875	5,115

Home BancShares, Inc.	440,821	11,924

Hope Bancorp, Inc.	673,051	10,136

Horizon Bancorp, Inc.	72,724	1,351

Independent Bank Corp.	169,445	14,266

Independent Bank Corp. (Berlin Exchange)	36,371	860

Independent Bank Group, Inc.	43,740	3,160

International Bancshares Corp.	157,788	7,325

Investors Bancorp, Inc.	639,326	9,392

Lakeland Bancorp, Inc.	317,123	5,527

Lakeland Financial Corp.	154,559	10,694

Mercantile Bank Corp.	26,923	874

Metropolitan Bank Holding Corp.*	13,782	694

NBT Bancorp, Inc.	246,133	9,821

See Notes to the Financial Statements.

EQUITY FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.9% continued

Banks – 17.4% continued

OceanFirst Financial Corp.	234,585	$5,616

OFG Bancorp	136,625	3,090

Old National Bancorp	431,592	8,347

Old Second Bancorp, Inc.	49,318	651

Pacific Premier Bancorp, Inc.	152,468	6,623

Park National Corp.	39,294	5,081

Peapack-Gladstone Financial Corp.	37,585	1,161

Pinnacle Financial Partners, Inc.	52,200	4,628

Preferred Bank	39,359	2,506

QCR Holdings, Inc.	26,207	1,238

Renasant Corp.	161,475	6,682

Republic Bancorp, Inc., Class A	31,063	1,376

S&T Bancorp, Inc.	219,383	7,349

Sandy Spring Bancorp, Inc.	109,161	4,741

Sierra Bancorp	132,360	3,547

Simmons First National Corp., Class A	380,514	11,290

SmartFinancial, Inc.	25,281	547

South State Corp.	120,687	9,475

Southside Bancshares, Inc.	84,686	3,261

Summit Financial Group, Inc.	21,553	572

Texas Capital Bancshares, Inc.*	155,300	11,014

Tompkins Financial Corp.	43,987	3,638

Towne Bank	196,988	5,988

TriCo Bancshares	142,031	6,728

TriState Capital Holdings, Inc.*	49,579	1,143

Trustmark Corp.	183,973	6,193

UMB Financial Corp.	239,501	22,113

Umpqua Holdings Corp.	441,203	7,743

United Community Banks, Inc.	337,013	11,499

Univest Financial Corp.	74,657	2,134

Valley National Bancorp	1,036,191	14,237

Veritex Holdings, Inc.	86,235	2,822

WesBanco, Inc.	231,713	8,356

Westamerica BanCorp(1)	1	—

		518,116

Biotechnology – 1.7%

Anika Therapeutics, Inc.*	23,706	967

Arena Pharmaceuticals, Inc.*	134,525	9,335

Jounce Therapeutics, Inc.*	56,577	581

Myriad Genetics, Inc.*	377,545	11,496

Novavax, Inc.*	100,521	18,226

OPKO Health, Inc.*	1,210,029	5,191

PDL BioPharma, Inc.*	1,029,654	2,543

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.9% continued

Biotechnology – 1.7% continued

Viking Therapeutics, Inc.*	292,540	$1,850

XBiotech, Inc.*	47,937	823

		51,012

Building Products – 1.4%

Apogee Enterprises, Inc.	44,116	1,804

Builders FirstSource, Inc.*	481,776	22,340

Caesarstone Ltd.	90,935	1,249

Gibraltar Industries, Inc.*	12,490	1,143

Resideo Technologies, Inc.*	289,215	8,170

UFP Industries, Inc.	86,897	6,590

		41,296

Capital Markets – 0.8%

Donnelley Financial Solutions, Inc.*	56,988	1,586

Stifel Financial Corp.	310,450	19,888

Waddell & Reed Financial, Inc., Class A	149,545	3,746

		25,220

Chemicals – 2.9%

American Vanguard Corp.	175,865	3,589

Avient Corp.	202,363	9,566

H.B. Fuller Co.	275,103	17,307

Hawkins, Inc.	35,320	1,184

Innospec, Inc.	122,159	12,545

Kraton Corp.*	115,625	4,231

Minerals Technologies, Inc.	263,256	19,828

PQ Group Holdings, Inc.	362,898	6,060

Sensient Technologies Corp.	110,498	8,619

Stepan Co.	31,391	3,990

		86,919

Commercial Services & Supplies – 2.1%

ABM Industries, Inc.	460,480	23,489

ACCO Brands Corp.	528,035	4,457

BrightView Holdings, Inc.*	174,328	2,941

CECO Environmental Corp.*	93,560	742

Ennis, Inc.	264,444	5,646

KAR Auction Services, Inc.*	213,948	3,209

Matthews International Corp., Class A	30,774	1,217

NL Industries, Inc.	47,875	357

Steelcase, Inc., Class A	246,046	3,540

UniFirst Corp.	60,108	13,447

Viad Corp.*	42,420	1,771

Vidler Water Resouces, Inc.*	18,965	169

		60,985

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY FUNDS

SCHEDULE OF INVESTMENTS	INTERNATIONAL EQUITY FUND continued

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.9% continued

Communications Equipment – 0.6%

ADTRAN, Inc.	182,314	$3,041

Comtech Telecommunications Corp.	40,522	1,007

Digi International, Inc.*	147,175	2,795

NETGEAR, Inc.*	170,857	7,022

NetScout Systems, Inc.*	131,376	3,699

PCTEL, Inc.*	40,258	280

		17,844

Construction & Engineering – 1.5%

Aegion Corp.*	233,733	6,720

Arcosa, Inc.	127,913	8,326

Dycom Industries, Inc.*	12,012	1,115

EMCOR Group, Inc.	97,415	10,926

MasTec, Inc.*	124,223	11,640

Matrix Service Co.*	210,465	2,759

Primoris Services Corp.	100,451	3,328

Sterling Construction Co., Inc.*	46,482	1,078

		45,892

Construction Materials – 0.3%

Summit Materials, Inc., Class A*	370,921	10,393

Consumer Finance – 1.1%

Encore Capital Group, Inc.*	149,995	6,034

Enova International, Inc.*	124,624	4,422

Navient Corp.	321,211	4,596

Nelnet, Inc., Class A	91,408	6,649

PROG Holdings, Inc.	170,027	7,360

Regional Management Corp.	18,574	644

World Acceptance Corp.*	23,956	3,109

		32,814

Containers & Packaging – 0.2%

Myers Industries, Inc.	292,926	5,788

Distributors – 0.1%

Core-Mark Holding Co., Inc.	80,005	3,095

Diversified Consumer Services – 0.7%

Adtalem Global Education, Inc.*	302,447	11,959

American Public Education, Inc.*	25,582	911

Laureate Education, Inc., Class A*	315,865	4,293

Regis Corp.*	174,711	2,194

		19,357

Diversified Financial Services – 0.2%

Alerus Financial Corp.	28,420	846

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.9% continued

Diversified Financial Services – 0.2% continued

Cannae Holdings, Inc.*	131,265	$5,201

Marlin Business Services Corp.	8,303	113

		6,160

Diversified Telecommunication Services – 0.5%

Alaska Communications Systems Group, Inc.	88,988	289

ATN International, Inc.	30,557	1,501

Consolidated Communications Holdings, Inc.*	119,746	862

Iridium Communications, Inc.*	267,773	11,046

		13,698

Electric Utilities – 0.7%

Otter Tail Corp.	201,256	9,292

PNM Resources, Inc.	130,881	6,420

Portland General Electric Co.	84,324	4,003

		19,715

Electrical Equipment – 1.4%

AZZ, Inc.	53,662	2,702

Encore Wire Corp.	89,577	6,013

EnerSys	128,012	11,623

LSI Industries, Inc.	43,518	371

Powell Industries, Inc.	30,634	1,038

Preformed Line Products Co.	13,164	905

Regal Beloit Corp.	100,250	14,304

Thermon Group Holdings, Inc.*	176,771	3,445

		40,401

Electronic Equipment, Instruments & Components – 3.2%

Arlo Technologies, Inc.*	317,788	1,996

Belden, Inc.	22,960	1,019

Benchmark Electronics, Inc.	416,758	12,886

CTS Corp.	352,742	10,956

ePlus, Inc.*	14,604	1,455

Hollysys Automation Technologies Ltd.	78,254	980

Insight Enterprises, Inc.*	165,403	15,783

Kimball Electronics, Inc.*	41,514	1,071

Knowles Corp.*	426,920	8,931

Methode Electronics, Inc.	61,625	2,587

MTS Systems Corp.*	6,150	358

PC Connection, Inc.	245,742	11,400

Plexus Corp.*	20,776	1,908

Sanmina Corp.*	184,805	7,647

ScanSource, Inc.*	41,978	1,257

TTM Technologies, Inc.*	215,532	3,125

See Notes to the Financial Statements.

EQUITY FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.9% continued

Electronic Equipment, Instruments & Components – 3.2% continued

Vishay Intertechnology, Inc.	404,622	$9,744

Vishay Precision Group, Inc.*	20,841	642

		93,745

Energy Equipment & Services – 1.0%

Archrock, Inc.	252,388	2,395

ChampionX Corp.*	397,393	8,635

Helix Energy Solutions Group, Inc.*	298,802	1,509

Nabors Industries Ltd.*	17,154	1,603

National Energy Services Reunited Corp.*	145,368	1,798

Natural Gas Services Group, Inc.*	20,212	191

Newpark Resources, Inc.*	434,464	1,364

Oil States International, Inc.*	218,144	1,316

ProPetro Holding Corp.*	301,159	3,211

RPC, Inc.*	660,351	3,566

Transocean Ltd.*	1,246,491	4,425

		30,013

Equity Real Estate Investment Trusts – 6.5%

American Assets Trust, Inc.	192,975	6,260

Apple Hospitality REIT, Inc.	1,931	28

Brandywine Realty Trust	353,501	4,564

CareTrust REIT, Inc.	227,318	5,293

Centerspace	19,315	1,313

City Office REIT, Inc.	76,983	818

Corporate Office Properties Trust	101,328	2,668

Cousins Properties, Inc.	269,736	9,535

DiamondRock Hospitality Co.*	420,405	4,330

Easterly Government Properties, Inc.	123,210	2,554

Essential Properties Realty Trust, Inc.	146,095	3,335

Farmland Partners, Inc.	49,620	556

Getty Realty Corp.	96,033	2,720

Global Net Lease, Inc.	148,629	2,684

Healthcare Realty Trust, Inc.	216,499	6,564

Independence Realty Trust, Inc.	179,241	2,725

Industrial Logistics Properties Trust	108,490	2,509

Kite Realty Group Trust	79,292	1,530

Lexington Realty Trust	647,224	7,191

LTC Properties, Inc.	117,144	4,887

Monmouth Real Estate Investment Corp.	76,912	1,361

National Health Investors, Inc.	165,372	11,953

One Liberty Properties, Inc.	154,908	3,450

Park Hotels & Resorts, Inc.*	2,422	52

Physicians Realty Trust	348,855	6,164

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.9% continued

Equity Real Estate Investment Trusts – 6.5% continued

Piedmont Office Realty Trust, Inc., Class A	495,210	$8,602

PotlatchDeltic Corp.	263,734	13,957

Retail Opportunity Investments Corp.	44,225	702

Retail Properties of America, Inc., Class A	86,345	905

RLJ Lodging Trust	900,660	13,942

RPT Realty	696,710	7,950

Sabra Health Care REIT, Inc.	416,076	7,223

Spirit Realty Capital, Inc.(1)	1	—

STAG Industrial, Inc.	528,984	17,779

Sunstone Hotel Investors, Inc.*	1,064,797	13,267

Washington Real Estate Investment Trust	223,431	4,938

Weingarten Realty Investors	212,966	5,731

Xenia Hotels & Resorts, Inc.*	130,169	2,538

		192,578

Food & Staples Retailing – 0.8%

Andersons (The), Inc.	327,527	8,968

Ingles Markets, Inc., Class A	58,008	3,576

PriceSmart, Inc.	21,962	2,125

Rite Aid Corp.*	121,105	2,478

SpartanNash Co.	78,463	1,540

Village Super Market, Inc., Class A	38,159	899

Weis Markets, Inc.	71,213	4,025

		23,611

Food Products – 1.9%

Alico, Inc.	12,437	372

B&G Foods, Inc.	106,407	3,305

Darling Ingredients, Inc.*	662,248	48,728

Fresh Del Monte Produce, Inc.	84,355	2,415

Seneca Foods Corp., Class A*	12,492	588

Simply Good Foods (The) Co.*	82,050	2,496

		57,904

Gas Utilities – 0.2%

New Jersey Resources Corp.	150,724	6,009

Health Care Equipment & Supplies – 0.9%

AngioDynamics, Inc.*	319,972	7,487

Avanos Medical, Inc.*	303,092	13,257

FONAR Corp.*	10,711	194

Integer Holdings Corp.*	23,707	2,184

Invacare Corp.	55,948	449

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.9% continued

Health Care Equipment & Supplies – 0.9% continued

Natus Medical, Inc.*	78,383	$2,007

Varex Imaging Corp.*	63,752	1,306

		26,884

Health Care Providers & Services – 1.5%

Covetrus, Inc.*	252,909	7,580

Magellan Health, Inc.*	146,434	13,653

National HealthCare Corp.	70,346	5,481

Owens & Minor, Inc.	104,425	3,925

Patterson Cos., Inc.	254,144	8,120

Triple-S Management Corp., Class B*	253,544	6,600

		45,359

Health Care Technology – 0.3%

Allscripts Healthcare Solutions, Inc.*	441,376	6,627

Computer Programs and Systems, Inc.	23,851	730

NextGen Healthcare, Inc.*	108,713	1,968

		9,325

Hotels, Restaurants & Leisure – 1.9%

Boyd Gaming Corp.*	41,841	2,467

Caesars Entertainment, Inc.*	49,959	4,369

Carrols Restaurant Group, Inc.*	219,889	1,316

Century Casinos, Inc.*	172,173	1,768

El Pollo Loco Holdings, Inc.*	196,985	3,176

International Game Technology PLC*	220,894	3,545

Marriott Vacations Worldwide Corp.*	123,348	21,485

Monarch Casino & Resort, Inc.*	63,728	3,863

Papa John’s International, Inc.	41,349	3,665

Penn National Gaming, Inc.*	43,134	4,522

RCI Hospitality Holdings, Inc.	15,161	964

Red Rock Resorts, Inc., Class A*	36,963	1,205

Wingstop, Inc.	24,206	3,078

		55,423

Household Durables – 3.5%

Beazer Homes U.S.A., Inc.*	198,784	4,159

Century Communities, Inc.*	64,713	3,903

Ethan Allen Interiors, Inc.	192,280	5,309

Hooker Furniture Corp.	115,155	4,199

KB Home	368,887	17,164

La-Z-Boy, Inc.	286,963	12,190

M/I Homes, Inc.*	46,758	2,762

MDC Holdings, Inc.	182,222	10,824

Meritage Homes Corp.*	197,702	18,173

Taylor Morrison Home Corp.*	327,296	10,084

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.9% continued

Household Durables – 3.5% continued

TopBuild Corp.*	13,982	$2,928

Tri Pointe Group, Inc.*	609,632	12,412

		104,107

Household Products – 0.0%

Central Garden & Pet Co., Class A*	25,322	1,314

Independent Power & Renewable Electricity Producers – 0.1%

Ormat Technologies, Inc.	19,942	1,566

Insurance – 3.0%

American Equity Investment Life Holding Co.	485,091	15,295

AMERISAFE, Inc.	110,239	7,055

Argo Group International Holdings Ltd.	53,947	2,715

CNO Financial Group, Inc.	697,951	16,953

Donegal Group, Inc., Class A	38,966	579

Employers Holdings, Inc.	307,860	13,257

Enstar Group Ltd.*	35,903	8,858

FBL Financial Group, Inc., Class A	25,969	1,452

Hanover Insurance Group (The), Inc.	16,719	2,164

Kemper Corp.	95,343	7,601

Selective Insurance Group, Inc.	101,028	7,329

Stewart Information Services Corp.	39,387	2,049

United Fire Group, Inc.	145,285	5,056

		90,363

Interactive Media & Services – 0.0%

DHI Group, Inc.*	88,217	296

Internet & Direct Marketing Retail – 0.0%

Lands’ End, Inc.*	53,800	1,335

IT Services – 0.3%

Sykes Enterprises, Inc.*	210,253	9,268

Leisure Products – 0.7%

Acushnet Holdings Corp.	105,138	4,345

Callaway Golf Co.	512,927	13,721

Vista Outdoor, Inc.*	96,076	3,081

		21,147

Life Sciences Tools & Services – 0.0%

Harvard Bioscience, Inc.*	63,766	348

Machinery – 3.3%

Alamo Group, Inc.	30,368	4,742

Altra Industrial Motion Corp.	143,394	7,933

Astec Industries, Inc.	37,459	2,825

Barnes Group, Inc.	132,869	6,582

Chart Industries, Inc.*	169,289	24,098

See Notes to the Financial Statements.

EQUITY FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.9% continued

Machinery – 3.3% continued

CIRCOR International, Inc.*	600	$21

Columbus McKinnon Corp.	72,797	3,841

EnPro Industries, Inc.	8,495	724

Hillenbrand, Inc.	150,272	7,169

Hyster-Yale Materials Handling, Inc.	39,160	3,412

Kadant, Inc.	36,817	6,812

Kennametal, Inc.	82,368	3,292

L.B. Foster Co., Class A*	28,302	507

Manitowoc (The) Co., Inc.*	33,885	699

Miller Industries, Inc.	18,949	875

Rexnord Corp.	40,904	1,926

SPX FLOW, Inc.	16,716	1,059

Standex International Corp.	89,650	8,568

Terex Corp.	149,401	6,883

Timken (The) Co.	30,638	2,487

Wabash National Corp.	22,678	426

Watts Water Technologies, Inc., Class A	21,793	2,589

		97,470

Marine – 0.3%

Costamare, Inc.	117,765	1,133

Matson, Inc.	59,595	3,975

Pangaea Logistics Solutions Ltd.	44,247	140

SEACOR Holdings, Inc.*	80,911	3,297

		8,545

Media – 1.7%

EW Scripps (The) Co., Class A	721,694	13,907

Gray Television, Inc.	153,401	2,822

Hemisphere Media Group, Inc.*	82,517	961

Meredith Corp.*	105,336	3,137

Saga Communications, Inc., Class A*	8,379	183

Scholastic Corp.	136,825	4,120

Sinclair Broadcast Group, Inc., Class A	122,134	3,574

TEGNA, Inc.	1,116,896	21,031

Tribune Publishing Co.*	60,573	1,090

		50,825

Metals & Mining – 4.1%

Alcoa Corp.*	414,674	13,473

Allegheny Technologies, Inc.*	507,450	10,687

Arconic Corp.*	252,744	6,417

Carpenter Technology Corp.	191,183	7,867

Cleveland-Cliffs, Inc.	860,485	17,304

Coeur Mining, Inc.*	535,243	4,833

Commercial Metals Co.	473,071	14,590

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.9% continued

Metals & Mining – 4.1% continued

Fortitude Gold Corp.*	33,852	$157

Gold Resource Corp.	116,343	307

Haynes International, Inc.	20,792	617

Hecla Mining Co.	1,157,645	6,587

Kaiser Aluminum Corp.	109,203	12,067

Materion Corp.	72,530	4,804

Ramaco Resources, Inc.*	70,965	300

Ryerson Holding Corp.*	63,329	1,079

Schnitzer Steel Industries, Inc., Class A	80,439	3,362

United States Steel Corp.	562,347	14,717

Warrior Met Coal, Inc.	86,414	1,480

		120,648

Mortgage Real Estate Investment Trusts – 0.9%

Blackstone Mortgage Trust, Inc., Class A	303,573	9,411

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	185,896	10,429

New York Mortgage Trust, Inc.	18,480	82

Ready Capital Corp.	425,861	5,715

		25,637

Multiline Retail – 0.2%

Big Lots, Inc.	64,823	4,427

Dillard’s, Inc., Class A	9,628	930

		5,357

Multi-Utilities – 1.3%

Avista Corp.	110,835	5,292

Black Hills Corp.	159,555	10,654

NorthWestern Corp.	309,780	20,198

Unitil Corp.	44,874	2,050

		38,194

Oil, Gas & Consumable Fuels – 3.6%

Antero Resources Corp.*	536,520	5,472

Berry Corp.	313,369	1,727

Bonanza Creek Energy, Inc.*	175,079	6,255

Clean Energy Fuels Corp.*	333,826	4,587

CNX Resources Corp.*	398,027	5,851

Comstock Resources, Inc.*	385,134	2,134

Delek U.S. Holdings, Inc.	142,900	3,112

DHT Holdings, Inc.	793,077	4,703

Diamond S Shipping, Inc.*	67,206	674

Earthstone Energy, Inc., Class A*	49,599	355

Frontline Ltd.	740,714	5,296

Green Plains, Inc.*	215,824	5,842

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.9% continued

Oil, Gas & Consumable Fuels – 3.6% continued

International Seaways, Inc.	47,922	$929

Matador Resources Co.	116,581	2,734

Overseas Shipholding Group, Inc., Class A*	142,849	294

Ovintiv, Inc.	682,452	16,256

Par Pacific Holdings, Inc.*	54,959	776

PDC Energy, Inc.*	150,246	5,168

Peabody Energy Corp.*	368,332	1,127

Penn Virginia Corp.*	37,658	505

Pioneer Natural Resources Co.	11,959	1,899

Range Resources Corp.*	457,985	4,731

Renewable Energy Group, Inc.*	145,619	9,617

REX American Resources Corp.*	15,857	1,335

Scorpio Tankers, Inc.	90,648	1,673

Southwestern Energy Co.*	884,313	4,112

Teekay Tankers Ltd., Class A*	105,952	1,473

Whiting Petroleum Corp.*	92,686	3,286

World Fuel Services Corp.	175,927	6,193

		108,116

Paper & Forest Products – 0.3%

Clearwater Paper Corp.*	27,440	1,032

Glatfelter Corp.	225,547	3,868

Neenah, Inc.	43,840	2,253

Schweitzer-Mauduit International, Inc.	40,326	1,975

		9,128

Personal Products – 0.4%

Inter Parfums, Inc.	171,825	12,187

Nature’s Sunshine Products, Inc.	32,353	646

		12,833

Pharmaceuticals – 0.4%

Intra-Cellular Therapies, Inc.*	68,554	2,326

Lannett Co., Inc.*	67,015	354

Prestige Consumer Healthcare, Inc.*	156,209	6,886

Taro Pharmaceutical Industries Ltd.*	48,667	3,589

		13,155

Professional Services – 1.8%

Barrett Business Services, Inc.	30,972	2,133

CBIZ, Inc.*	213,265	6,965

GP Strategies Corp.*	45,395	792

ICF International, Inc.	73,351	6,411

KBR, Inc.	196,424	7,541

Kforce, Inc.	71,218	3,817

Korn Ferry	308,319	19,230

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.9% continued

Professional Services – 1.8% continued

ManTech International Corp., Class A	52,011	$4,522

Resources Connection, Inc.	53,211	721

TrueBlue, Inc.*	16,164	356

		52,488

Real Estate Management & Development – 0.3%

Kennedy-Wilson Holdings, Inc.	182,820	3,695

RE/MAX Holdings, Inc., Class A	29,633	1,167

St. Joe (The) Co.	110,585	4,744

		9,606

Road & Rail – 0.8%

ArcBest Corp.	151,942	10,692

Saia, Inc.*	568	131

Schneider National, Inc., Class B	286,187	7,146

Werner Enterprises, Inc.	99,107	4,675

		22,644

Semiconductors & Semiconductor Equipment – 2.5%

Amkor Technology, Inc.	1,122,219	26,608

AXT, Inc.*	67,863	791

Canadian Solar, Inc.*	98,643	4,896

Cohu, Inc.*	111,689	4,673

Diodes, Inc.*	171,297	13,676

Onto Innovation, Inc.*	9,347	614

Photronics, Inc.*	468,963	6,031

Rambus, Inc.*	348,880	6,782

Synaptics, Inc.*	67,085	9,085

		73,156

Software – 0.4%

Avaya Holdings Corp.*	317,031	8,886

Ebix, Inc.	106,696	3,418

		12,304

Specialty Retail – 4.9%

Aaron’s (The) Co., Inc.	85,013	2,183

Abercrombie & Fitch Co., Class A*	26,756	918

American Eagle Outfitters, Inc.	457,715	13,384

AutoNation, Inc.*	184,343	17,184

Bed Bath & Beyond, Inc.*	275,258	8,024

Boot Barn Holdings, Inc.*	78,994	4,922

Buckle (The), Inc.	81,782	3,212

Children’s Place (The), Inc.*	26,095	1,819

Citi Trends, Inc.*	42,979	3,601

Dick’s Sporting Goods, Inc.	32,531	2,477

Foot Locker, Inc.	225,519	12,685

See Notes to the Financial Statements.

EQUITY FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.9% continued

Specialty Retail – 4.9% continued

Genesco, Inc.*	115,606	$5,491

Group 1 Automotive, Inc.	95,255	15,030

Haverty Furniture Cos., Inc.	186,293	6,928

Lithia Motors, Inc., Class A	22,386	8,733

ODP (The) Corp.*	202,578	8,770

Penske Automotive Group, Inc.	167,108	13,409

Shoe Carnival, Inc.	159,387	9,863

Sonic Automotive, Inc., Class A	129,746	6,432

Zumiez, Inc.*	42,873	1,839

		146,904

Technology Hardware, Storage & Peripherals – 0.2%

3D Systems Corp.*	261,127	7,165

Textiles, Apparel & Luxury Goods – 0.3%

G-III Apparel Group Ltd.*	15,624	471

Lakeland Industries, Inc.*	13,246	369

Movado Group, Inc.	113,417	3,226

Oxford Industries, Inc.	28,302	2,474

Rocky Brands, Inc.	12,149	657

Superior Group of Cos., Inc.	25,444	647

		7,844

Thrifts & Mortgage Finance – 3.1%

Axos Financial, Inc.*	187,731	8,825

Capitol Federal Financial, Inc.	54,387	720

ESSA Bancorp, Inc.	18,432	295

Essent Group Ltd.	38,593	1,833

Home Bancorp, Inc.	14,967	540

HomeStreet, Inc.	76,999	3,393

Luther Burbank Corp.	87,974	1,041

Meridian Bancorp, Inc.	21,270	392

Mr Cooper Group, Inc.*	152,803	5,311

NMI Holdings, Inc., Class A*	25,524	603

Northwest Bancshares, Inc.	522,821	7,555

Ocwen Financial Corp.*	8,100	230

PennyMac Financial Services, Inc.	131,639	8,803

Premier Financial Corp.	34,913	1,161

Radian Group, Inc.	1,069,511	24,866

Riverview Bancorp, Inc.	37,456	260

Southern Missouri Bancorp, Inc.	15,166	598

TrustCo Bank Corp. NY	322,374	2,376

Walker & Dunlop, Inc.	63,314	6,505

Washington Federal, Inc.	218,286	6,723

WSFS Financial Corp.	203,888	10,152

		92,182

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.9% continued

Tobacco – 0.5%

Universal Corp.	231,794	$13,674

Trading Companies & Distributors – 3.6%

Applied Industrial Technologies, Inc.	31,521	2,874

Beacon Roofing Supply, Inc.*	67,593	3,536

Boise Cascade Co.	149,530	8,946

CAI International, Inc.	17,190	783

DXP Enterprises, Inc.*	103,783	3,131

GATX Corp.	205,142	19,025

General Finance Corp.*	50,883	618

GMS, Inc.*	70,061	2,925

Herc Holdings, Inc.*	48,366	4,901

McGrath RentCorp	100,040	8,068

Rush Enterprises, Inc., Class A	419,106	20,884

Textainer Group Holdings Ltd.*	53,879	1,544

Triton International Ltd.	261,745	14,393

Univar Solutions, Inc.*	10,767	232

WESCO International, Inc.*	174,123	15,067

		106,927

Water Utilities – 0.0%

Consolidated Water Co. Ltd.	25,113	338

SJW Group(1)	1	—

		338

Wireless Telecommunication Services – 0.3%

Telephone and Data Systems, Inc.	253,178	5,813

United States Cellular Corp.*	107,495	3,921

		9,734

Total Common Stocks

(Cost $1,832,033)		2,912,829

OTHER – 0.0%

Escrow DLB Oil & Gas, Inc.(2) *	2,100	—

Escrow Spirit MTA REIT(3) *	17,083	4

Total Other

(Cost $4)		4

INVESTMENT COMPANIES – 1.8%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(4) (5)	52,522,822	52,523

Total Investment Companies

(Cost $52,523)		52,523

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bills, 0.06%, 7/15/21(6) (7)	$6,689	$6,689

Total Short-Term Investments

(Cost $6,688)		6,689

Total Investments – 99.9%

(Cost $1,891,248)		2,972,045

Other Assets less Liabilities – 0.1%		2,216

NET ASSETS – 100.0%		$2,974,261

(1)	Value rounds to less than one thousand.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Level 3 asset.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2021 is disclosed.
(6)	Discount rate at the time of purchase.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini Russell 2000 Index	440	$48,895	Long	6/21	$1,174

E-Mini S&P 500	60	11,902	Long	6/21	250

Total					$1,424

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Biotechnology	$48,469	$2,543	$ —	$51,012

All Other Industries(1)	2,861,817	—	—	2,861,817

Total Common Stocks	2,910,286	2,543	—	2,912,829

Other	—	—	4	4

Investment Companies	52,523	—	—	52,523

Short-Term Investments	—	6,689	—	6,689

Total Investments	$2,962,809	$9,232	$ 4	$2,972,045

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$1,424	$—	$ —	$1,424

(1) Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND	MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.7%

Aerospace & Defense – 0.3%

Hexcel Corp.*	14,706	$824

Air Freight & Logistics – 0.6%

Expeditors International of Washington, Inc.	17,274	1,860

Automobiles – 0.6%

Tesla, Inc.*	2,531	1,691

Banks – 4.3%

Bank of America Corp.	65,577	2,537

Citigroup, Inc.	44,973	3,272

Comerica, Inc.	5,033	361

JPMorgan Chase & Co.	28,101	4,278

Regions Financial Corp.	37,728	779

Zions Bancorp N.A.	28,725	1,579

		12,806

Beverages – 0.4%

Coca-Cola (The) Co.	13,610	717

Molson Coors Beverage Co., Class B*	8,987	460

		1,177

Biotechnology – 3.1%

AbbVie, Inc.	17,777	1,924

Amgen, Inc.	15,539	3,866

Biogen, Inc.*	2,917	816

Gilead Sciences, Inc.	25,750	1,664

Moderna, Inc.*	2,143	281

Vertex Pharmaceuticals, Inc.*	2,833	609

		9,160

Building Products – 1.3%

Johnson Controls International PLC	27,651	1,650

Lennox International, Inc.	633	197

Trane Technologies PLC	12,922	2,140

		3,987

Capital Markets – 4.1%

Ameriprise Financial, Inc.	8,783	2,042

Bank of New York Mellon (The) Corp.	13,317	630

BlackRock, Inc.	2,785	2,100

FactSet Research Systems, Inc.	3,803	1,173

Goldman Sachs Group (The), Inc.	6,890	2,253

LPL Financial Holdings, Inc.	3,024	430

Morgan Stanley	5,364	416

S&P Global, Inc.	1,527	539

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.7% continued

Capital Markets – 4.1% continued

State Street Corp.	9,117	$766

T. Rowe Price Group, Inc.	10,492	1,800

		12,149

Chemicals – 1.0%

Axalta Coating Systems Ltd.*	30,342	898

Ecolab, Inc.	6,079	1,301

PPG Industries, Inc.	5,664	851

		3,050

Communications Equipment – 0.9%

Cisco Systems, Inc.	33,147	1,714

Motorola Solutions, Inc.	5,020	944

		2,658

Construction & Engineering – 1.0%

AECOM*	21,975	1,409

Quanta Services, Inc.	17,852	1,570

		2,979

Consumer Finance – 1.6%

Ally Financial, Inc.	42,172	1,907

American Express Co.	19,763	2,795

		4,702

Distributors – 0.4%

Pool Corp.	3,698	1,277

Diversified Financial Services – 0.1%

Voya Financial, Inc.	4,881	311

Diversified Telecommunication Services – 0.6%

AT&T, Inc.	21,324	646

Verizon Communications, Inc.	19,796	1,151

		1,797

Electric Utilities – 0.9%

Exelon Corp.	47,378	2,072

NextEra Energy, Inc.	6,610	500

		2,572

Electrical Equipment – 1.4%

Acuity Brands, Inc.	14,281	2,356

Rockwell Automation, Inc.	6,960	1,848

		4,204

Electronic Equipment, Instruments & Components – 0.7%

Zebra Technologies Corp., Class A*	4,221	2,048

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.7% continued

Energy Equipment & Services – 0.9%

Baker Hughes Co.	60,516	$1,308

Schlumberger N.V.	47,060	1,279

		2,587

Entertainment – 1.5%

Activision Blizzard, Inc.	5,816	541

Electronic Arts, Inc.	6,502	880

Lions Gate Entertainment Corp., Class A*	63,775	953

Lions Gate Entertainment Corp., Class B*	77,484	1,000

World Wrestling Entertainment, Inc., Class A	21,588	1,171

		4,545

Equity Real Estate Investment Trusts – 2.6%

American Tower Corp.	12,899	3,084

AvalonBay Communities, Inc.	4,494	829

Boston Properties, Inc.	2,971	301

Kilroy Realty Corp.	10,686	701

Prologis, Inc.	15,622	1,656

SBA Communications Corp.	1,419	394

Simon Property Group, Inc.	3,017	343

Weyerhaeuser Co.	14,167	504

		7,812

Food Products – 0.9%

General Mills, Inc.	28,695	1,760

Kellogg Co.	13,922	881

		2,641

Health Care Equipment & Supplies – 2.1%

Abbott Laboratories	2,496	299

Edwards Lifesciences Corp.*	7,625	638

Hologic, Inc.*	15,965	1,187

IDEXX Laboratories, Inc.*	3,232	1,581

Medtronic PLC	6,783	801

Quidel Corp.*	1,327	170

ResMed, Inc.	3,943	765

West Pharmaceutical Services, Inc.	2,550	719

		6,160

Health Care Providers & Services – 3.3%

Amedisys, Inc.*	942	249

AmerisourceBergen Corp.	5,206	615

Cardinal Health, Inc.	26,169	1,590

Cigna Corp.	5,370	1,298

DaVita, Inc.*	4,780	515

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.7% continued

Health Care Providers & Services – 3.3% continued

Henry Schein, Inc.*	21,730	$1,505

Humana, Inc.	3,684	1,544

Molina Healthcare, Inc.*	3,660	856

UnitedHealth Group, Inc.	4,213	1,567

		9,739

Health Care Technology – 0.4%

Cerner Corp.	11,238	808

Veeva Systems, Inc., Class A*	1,461	381

		1,189

Hotels, Restaurants & Leisure – 1.0%

Booking Holdings, Inc.*	520	1,211

Domino’s Pizza, Inc.	1,460	537

Marriott International, Inc., Class A*	6,146	910

Yum! Brands, Inc.	3,620	392

		3,050

Household Durables – 0.4%

Newell Brands, Inc.	26,608	712

Tempur Sealy International, Inc.	11,294	413

		1,125

Household Products – 2.8%

Clorox (The) Co.	5,453	1,052

Colgate-Palmolive Co.	26,291	2,072

Kimberly-Clark Corp.	8,686	1,208

Procter & Gamble (The) Co.	28,824	3,904

		8,236

Industrial Conglomerates – 0.1%

3M Co.	1,598	308

Insurance – 2.7%

Aflac, Inc.	11,057	566

Allstate (The) Corp.	11,134	1,279

American International Group, Inc.	6,947	321

Aon PLC, Class A	4,798	1,104

Lincoln National Corp.	9,686	603

Loews Corp.	5,773	296

Marsh & McLennan Cos., Inc.	2,145	261

MetLife, Inc.	28,022	1,704

Prudential Financial, Inc.	11,087	1,010

Travelers (The) Cos., Inc.	6,872	1,034

		8,178

Interactive Media & Services – 6.8%

Alphabet, Inc., Class A*	4,922	10,152

See Notes to the Financial Statements.

EQUITY FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.7% continued

Interactive Media & Services – 6.8% continued

Alphabet, Inc., Class C*	2,891	$5,980

Facebook, Inc., Class A*	13,943	4,107

		20,239

Internet & Direct Marketing Retail – 3.9%

Amazon.com, Inc.*	2,991	9,254

eBay, Inc.	22,111	1,354

Etsy, Inc.*	5,625	1,135

		11,743

IT Services – 6.1%

Accenture PLC, Class A	12,689	3,505

Broadridge Financial Solutions, Inc.	4,242	649

Cognizant Technology Solutions Corp., Class A	1,244	97

International Business Machines Corp.	17,044	2,271

Jack Henry & Associates, Inc.	1,511	229

Mastercard, Inc., Class A	20,030	7,132

PayPal Holdings, Inc.*	4,895	1,189

Square, Inc., Class A*	2,875	653

Visa, Inc., Class A	8,348	1,768

Western Union (The) Co.	24,503	604

		18,097

Life Sciences Tools & Services – 2.2%

Agilent Technologies, Inc.	15,902	2,022

Mettler-Toledo International, Inc.*	1,554	1,796

Thermo Fisher Scientific, Inc.	2,296	1,048

Waters Corp.*	6,502	1,847

		6,713

Machinery – 2.3%

AGCO Corp.	3,658	525

Caterpillar, Inc.	11,004	2,552

Cummins, Inc.	5,733	1,486

Illinois Tool Works, Inc.	7,820	1,732

Woodward, Inc.	4,336	523

		6,818

Media – 1.0%

Comcast Corp., Class A	7,357	398

Discovery, Inc., Class A*	8,325	362

New York Times (The) Co., Class A	33,310	1,686

Sirius XM Holdings, Inc.	93,033	567

		3,013

Metals & Mining – 0.4%

Newmont Corp.	18,037	1,087

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.7% continued

Multiline Retail – 0.3%

Target Corp.	4,503	$892

Oil, Gas & Consumable Fuels – 0.0%

ConocoPhillips	3,020	160

Pharmaceuticals – 3.6%

Bristol-Myers Squibb Co.	8,439	533

Eli Lilly and Co.	13,162	2,459

Johnson & Johnson	16,024	2,634

Merck & Co., Inc.	51,582	3,976

Pfizer, Inc.	14,380	521

Viatris, Inc.*	1,781	25

Zoetis, Inc.	3,258	513

		10,661

Professional Services – 0.8%

ManpowerGroup, Inc.	14,625	1,446

Robert Half International, Inc.	12,753	996

		2,442

Real Estate Management & Development – 1.0%

CBRE Group, Inc., Class A*	28,859	2,283

Jones Lang LaSalle, Inc.*	3,754	672

		2,955

Road & Rail – 0.2%

CSX Corp.	5,988	577

Semiconductors & Semiconductor Equipment – 5.4%

Advanced Micro Devices, Inc.*	7,527	591

Applied Materials, Inc.	23,483	3,137

Enphase Energy, Inc.*	3,550	576

First Solar, Inc.*	4,536	396

Intel Corp.	18,489	1,183

Lam Research Corp.	1,173	698

NVIDIA Corp.	6,391	3,412

QUALCOMM, Inc.	1,730	230

SolarEdge Technologies, Inc.*	2,023	582

Texas Instruments, Inc.	28,701	5,424

		16,229

Software – 9.7%

Adobe, Inc.*	3,838	1,825

Autodesk, Inc.*	3,497	969

Cadence Design Systems, Inc.*	10,358	1,419

Citrix Systems, Inc.	14,447	2,028

Intuit, Inc.	7,274	2,786

Manhattan Associates, Inc.*	4,745	557

Microsoft Corp.	68,009	16,035

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND continued	MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.7% continued

Software – 9.7% continued

Oracle Corp.	12,310	$864

Teradata Corp.*	23,648	911

VMware, Inc., Class A*	6,748	1,015

Zoom Video Communications, Inc., Class A*	2,152	691

		29,100

Specialty Retail – 5.0%

Best Buy Co., Inc.	15,729	1,806

Foot Locker, Inc.	5,793	326

Gap (The), Inc.*	28,269	842

Home Depot (The), Inc.	19,563	5,972

Lowe’s Cos., Inc.	18,001	3,423

Tractor Supply Co.	1,097	194

Williams-Sonoma, Inc.	12,412	2,224

		14,787

Technology Hardware, Storage & Peripherals – 6.3%

Apple, Inc.	140,785	17,197

HP, Inc.	51,799	1,644

		18,841

Textiles, Apparel & Luxury Goods – 1.8%

Hanesbrands, Inc.	93,428	1,838

NIKE, Inc., Class B	13,062	1,736

PVH Corp.*	12,043	1,273

VF Corp.	8,047	643

		5,490

Trading Companies & Distributors – 0.9%

Fastenal Co.	20,037	1,007

W.W. Grainger, Inc.	4,484	1,798

		2,805
Total Common Stocks
(Cost $231,727)		297,471

INVESTMENT COMPANIES – 0.1%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(1) (2)	282,614	283
Total Investment Companies
(Cost $283)		283

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.05%, 7/15/21(3)	$405	$405
Total Short-Term Investments
(Cost $405)		405

Total Investments – 100.0%
(Cost $232,415)		298,159

Other Assets less Liabilities – 0.0%		128
NET ASSETS – 100.0%		$298,287

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2021 is disclosed.
(3)	Discount rate at the time of purchase.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

N.V. - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Company

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$297,471	$ —	$ —	$297,471

Investment Companies	283	—	—	283

Short-Term Investments	—	405	—	405

Total Investments	$297,754	$405	$ —	$298,159

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2021

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 42 funds as of March 31, 2021, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Income Equity, International Equity, Large Cap Core, Large Cap Value, Small Cap Core, Small Cap Value and U.S. Quality ESG Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Except for the Small Cap Core and U.S. Quality ESG Funds, each Fund is authorized to issue one class of shares designated as the “Shares” class. Effective July 31, 2020, the Small Cap Core and U.S. Quality ESG Funds are authorized to issue two classes of shares designated as Class K shares and Class I shares, which replaced the Shares class for each Fund. At March 31, 2021, the Income Equity, International Equity, Large Cap Core, Large Cap Value and Small Cap Value Funds had Shares outstanding; and the Small Cap Core and U.S. Quality ESG Funds had Class K shares and Class I shares outstanding.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS

Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY FUNDS

EQUIT Y FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2021, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Income Equity	Long	Liquidity

International Equity	Long and Short	Liquidity

Large Cap Core	Long	Liquidity

Large Cap Value	Long	Liquidity

Small Cap Core	Long	Liquidity

Small Cap Value	Long	Liquidity

U.S. Quality ESG	Long	Liquidity

At March 31, 2021, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Income Equity, Large Cap Core, Large Cap Value, Small Cap Core and Small Cap Value Funds was approximately $165,000, $415,000, $150,000, $1,062,000 and $6,989,000, respectively. At March 31, 2021, the aggregate fair value of foreign currencies to cover margin requirements for open positions for the International Equity Fund was approximately $258,000. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) OPTIONS CONTRACTS Certain Funds buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with Net realized and unrealized gains (losses) on investments on the Statements of Operations. The gains or losses on written options contracts are included with Net realized and unrealized gains (losses) on options written on the Statements of Operations, if applicable.

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty nonperfor-mance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security or currency at a price different from the current fair value. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from the original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses)

EQUITY FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

EQUIT Y FUNDS

MARCH 31, 2021

on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2021.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on the date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year-end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

The Funds allocate all income and realized and unrealized gains or losses on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding of each class, if applicable.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses arising in connection with a specific class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual fund generally are allocated among all funds in the Trust in proportion to each Fund’s relative net assets. Expenses are recognized on an accrual basis.

H) REDEMPTION FEES The International Equity Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The Fund is authorized to waive the redemption fee for certain types of redemptions as described in the Fund’s prospectus.

Redemption fees for the International Equity Fund were less than $1,000 for the fiscal years ended March 31, 2021 and March 31, 2020. These amounts are included in Payments for Shares Redeemed in Note 8—Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share for both fiscal years.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Income Equity	Monthly

International Equity	Annually

Large Cap Core	Quarterly

Large Cap Value	Annually

Small Cap Core	Annually

Small Cap Value	Annually

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

DECLARATION AND PAYMENT FREQUENCY

U.S. Quality ESG	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds. At March 31, 2021, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)

Income Equity	$420	$(420)

International Equity	220	(220)

Small Cap Core	24	(24)

Small Cap Value	770	(770)

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

During the fiscal year ended March 31, 2021, the Large Cap Value, Small Cap Core and U.S. Quality ESG Funds utilized approximately $324,000, $2,190,000 and $702,000, respectively, in capital loss carryforwards.

Capital losses incurred that will be carried forward indefinitely are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

International Equity	$16,650	$30,187

Large Cap Value	–	2,037

At March 31, 2021, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Income Equity	$1,852	$1,300	$55,068

International Equity	3,606	–	11,383

Large Cap Core	2,358	6,627	99,243

Large Cap Value	986	–	9,724

Small Cap Core	2,716	20,735	252,615

Small Cap Value	13,768	99,528	1,077,854

U.S. Quality ESG	2,957	3,300	64,876

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2021, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Income Equity	$ 2,508	$ 8,206

International Equity	5,764	–

Large Cap Core	3,348	–

Large Cap Value	855	–

Small Cap Core	3,468	19,725

Small Cap Value	39,652	12,338

U.S. Quality ESG	2,271	1,369

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Income Equity	$ 3,527	$ 12,000

International Equity	6,938	–

Large Cap Core	4,473	5,400

Large Cap Value	1,500	–

Small Cap Core	3,428	25,869

Small Cap Value	38,800	170,000

U.S. Quality ESG	1,598	425

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

EQUITY FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2021

As of March 31, 2021, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense and Other expenses, respectively, on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Shares class of the Funds beneficially owned by their customers.

Effective July 31, 2020, Service Organizations may receive fees from Class I shares of the Small Cap Core and U.S. Quality ESG Funds at an annual rate of up to 0.15% of the average daily NAV of Class I shares of these Funds beneficially owned by such clients. NTI has contractually agreed to limit payments of service fees from Class I shares of the Small Cap Core and U.S. Quality ESG Funds to an annual rate of 0.10% of the average NAV of the Class I shares of these Funds. There is no service fee payable by Class K shares of the Small Cap Core and U.S. Quality ESG Funds.

There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2021.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2021.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 18, 2019, which expired on November 16, 2020 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on August 19-20, 2020, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 16, 2020 and will expire on November 15, 2021, unless renewed.

During the fiscal year ended March 31, 2021, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Income Equity	$600	1.15%

International Equity	1,633	1.36

Large Cap Core	567	1.37

Large Cap Value	700	1.38

Small Cap Core	200	1.17

No other Fund had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2021. There were no outstanding loan amounts at March 31, 2021.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

NTI has contractually agreed to reimburse a portion of the operating expenses (other than certain excepted expenses, i.e., acquired fund fees and expenses, service fees for the Small Cap Core Fund (effective July 31, 2020), the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) of each Fund except for the U.S. Quality ESG Fund, for which NTI has contractually agreed to reimburse a portion of operating expenses (other than service fees effective July 31, 2020 and extraordinary expenses) of the Fund, as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2021, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

International Equity	0.48%	0.50%

Large Cap Core	0.44%	0.45%

Large Cap Value	0.53%	0.55%

Small Cap Value	0.95%	1.00%

	CONTRACTUAL ANNUAL
	MANAGEMENT FEES			CONTRACTUAL
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	EXPENSE LIMITATIONS

Income Equity	0.95%	0.922%	0.894%	1.00%

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Small Cap Core(1)	0.47%	0.49%

U.S. Quality ESG(2)	0.37%	0.39%

(1)

Prior to July 31, 2020, the Small Cap Core Fund’s contractual management fee rate was 0.63% of the Fund’s average daily net assets and the contractual expense limitation for the Fund was based on an annual rate of 0.65%.

(2)	Prior to July 31, 2020, the U.S. Quality ESG Fund’s contractual management fee rate was 0.41% of the Fund’s average daily net assets and the contractual expense limitation for the Fund was based on an annual rate of 0.43%.

The contractual reimbursement arrangements of each Fund are expected to continue until at least July 31, 2021. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, during the fiscal year ended March 31, 2021, NTI reimbursed certain additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund

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EQUITY FUNDS

MARCH 31, 2021

selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2021, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. For the fiscal year ended March 31, 2021, NTI reimbursed each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2021, the Funds did not engage in any purchases and/or sales of securities from an affiliated entity.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2021, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Income Equity	$–	$ 37,011	$–	$ 53,936

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

International Equity	$–	$62,718	$–	$112,843

Large Cap Core	–	100,623	–	84,697

Large Cap Value	–	40,295	–	46,354

Small Cap Core	–	111,783	–	171,657

Small Cap Value	–	655,689	–	1,006,189

U.S. Quality ESG	–	166,843	–	56,473

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in REITs and PFICs.

At March 31, 2021, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNRE ALIZED APPRE CIATION	UNREA LIZED DEPRE CIATION	NET APPRE CIATION (DEPRE CIATION)	COST BASIS OF INVEST MENTS

Income Equity	$55,819	$(751)	$55,068	$94,709

International Equity	14,665	(3,288)	11,377	92,581

Large Cap Core	100,679	(1,436)	99,243	171,395

Large Cap Value	10,111	(387)	9,724	54,115

Small Cap Core	258,992	(6,377)	252,615	288,098

Small Cap Value	1,109,837	(31,983)	1,077,854	1,895,615

U.S. Quality ESG	66,599	(1,723)	64,876	233,283

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NOTES TO THE FINANCIAL STATEMENTS continued

8. CAPITAL SHARE TRANSACTIONS

Transactions in Shares class for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED		PAYMENTS FOR SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Income Equity	815	$10,916	736	$10,090	(2,518)		$(32,165)		(967)	$(11,159)

International Equity	993	8,602	164	1,496	(7,320)		(57,275)		(6,163)	(47,177)

Large Cap Core	2,641	56,076	139	3,018	(2,069)		(44,593)		711	14,501

Large Cap Value	332	5,138	46	810	(812)		(13,159)		(434)	(7,211)

Small Cap Core *	1,017	21,041	–	–	(19,545	)**	(451,334	)**	(18,528)	(430,293)

Small Cap Value	29,871	521,935	2,520	49,799	(59,541)		(1,046,337)		(27,150)	(474,603)

U.S. Quality ESG *	3,255	38,828	3	36	(13,632	)***	(176,744	)***	(10,374)	(137,880)

*	Shares class of the Small Cap Core Fund and U.S. Quality ESG Fund ceased operations on July 31, 2020.

**

Amounts include shares of approximately 8,648,000 and 8,230,000 and proceeds of approximately $202,885,000 and $193,126,000 for the Small Cap Core Fund which were transferred due to the conversion of the Shares Class to Class K and Class I, respectively. The transfer was completed on July 31, 2020.

***

Amounts include shares of 13,262,000 and proceeds of $172,453,000 for the U.S. Quality ESG Fund which were transferred due to the conversion of the Shares Class to Class K. The transfer was completed on July 31, 2020.

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Income Equity	853	$11,215	1,029	$13,735	(5,287)	$(66,542)	(3,405)	$(41,592)

International Equity	925	7,805	119	1,126	(5,694)	(48,699)	(4,650)	(39,768)

Large Cap Core	773	15,144	423	8,358	(3,854)	(73,541)	(2,658)	(50,039)

Large Cap Value	494	8,307	80	1,432	(2,222)	(37,208)	(1,648)	(27,469)

Small Cap Core	3,545	87,363	1,008	26,505	(4,062)	(97,291)	491	16,577

Small Cap Value	39,343	707,015	9,821	202,616	(42,589)	(808,797)	6,575	100,834

U.S. Quality ESG	7,433	85,305	46	562	(529)	(6,278)	6,950	79,589

Transactions in Class K shares for the period ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Small Cap Core*	9,409	**	$221,089	**	369	$10,600	(950)	$(26,125)	8,828	$205,564

U.S. Quality ESG*	19,320	***	261,271	***	108	1,603	(924)	(13,778)	18,504	249,096

*	Commenced class operations on July 31, 2020.

**

Amounts include shares of approximately 8,648,000 and proceeds of approximately $202,885,000 for the Small Cap Core Fund which were transferred due to the conversion of the Shares Class to Class K. The transfer was completed on July 31, 2020.

***

Amounts include shares of 13,262,000 and proceeds of $172,453,000 for the U.S. Quality ESG Fund which were transferred due to the conversion of the Shares Class to Class K. The transfer was completed on July 31, 2020.

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EQUITY FUNDS

MARCH 31, 2021

Transactions in Class I shares for the period ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Small Cap Core*	9,228	**	$221,091	**	362	$10,391	(1,777)	$(46,125)	7,813	$185,357

U.S. Quality ESG***	5		71		–	1	–	(1)	5	71

*	Commenced class operations on July 31, 2020.

**

Amounts include shares of approximately 8,230,000 and proceeds of approximately $193,126,000 for the Small Cap Core Fund which were transferred due to the conversion of the Shares Class to Class I. The transfer was completed on July 31, 2020.

***	Commenced class operations on August 24, 2020.

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME		VALUE, END OF YEAR	SHARES, END OF YEAR

Income Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$1,766	$16,774	$18,059	$–	$–	$1		$481	480,744

International Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	1,535	21,589	21,507	–	–	1		1,617	1,617,482

Large Cap Core	Northern Institutional Funds - U.S. Government Portfolio (Shares)	2,974	38,193	40,019	–	–	1		1,148	1,147,591

Large Cap Value	Northern Institutional Funds - U.S. Government Portfolio (Shares)	776	8,936	9,335	–	–	–	*	377	376,528

Small Cap Core	Northern Institutional Funds - U.S. Government Portfolio (Shares)	11,389	70,787	66,055	–	–	3		16,121	16,120,984

Small Cap Value	Northern Institutional Funds - U.S. Government Portfolio (Shares)	136,890	444,950	529,317	–	–	44		52,523	52,522,822

U.S. Quality ESG	Northern Institutional Funds - U.S. Government Portfolio (Shares)	536	123,061	123,314	–	–	1		283	282,614

*	Amount rounds to less than one thousand.

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2021:

		ASSETS		LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE	STATEMENTS OF LIABILITIES LOCATION	VALUE

Income Equity	Equity contracts	Net Assets - Net unrealized appreciation	$14*	Net Assets - Net unrealized depreciation	$–

	Equity contracts			Outstanding options written, at value	(13)

International Equity	Equity contracts	Net Assets - Net unrealized appreciation	39*	Net Assets - Net unrealized depreciation	(1	)*

Large Cap Core	Equity contracts	Net Assets - Net unrealized appreciation	22*	Net Assets - Net unrealized depreciation	–

Large Cap Value	Equity contracts	Net Assets - Net unrealized appreciation	9*	Net Assets - Net unrealized depreciation	–

Small Cap Core	Equity contracts	Net Assets - Net unrealized appreciation	–	Net Assets - Net unrealized depreciation	(686	)*

Small Cap Value	Equity contracts	Net Assets - Net unrealized appreciation	1,424*	Net Assets - Net unrealized depreciation	–

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by primary risk exposure, the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2021:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Income Equity	Equity contracts	Net realized gains (losses) on futures contracts	$744

	Equity contracts	Net realized gains (losses) on options written	455

International Equity	Equity contracts	Net realized gains (losses) on futures contracts	1,168

Large Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	1,297

Large Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	398

Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	5,619

Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	51,241

U.S. Quality ESG	Equity contracts	Net realized gains (losses) on futures contracts	435

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Income Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(170)

	Equity contracts	Net change in unrealized appreciation (depreciation) on options written	(17)

International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(313)

Large Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(93)

Large Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(32)

Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,211)

Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(2,492)

U.S. Quality ESG	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(34)

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MARCH 31, 2021

Volume of derivative activity for the fiscal year ended March 31, 2021*:

	EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Income Equity	110	$480

International Equity	220	315

Large Cap Core	95	367

Large Cap Value	39	287

Small Cap Core	96	1,112

Small Cap Value	213	3,394

U.S. Quality ESG	52	701

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures and written option equity contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. LEGAL PROCEEDINGS

In 2007, the Large Cap Core Fund and the Large Cap Value Fund were shareholders of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy. On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al.v. A.G.Edwards, Inc. et al.), in which Northern Funds was named as a defendant. On June 2, 2011, the indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.) and a fourth suit named Northern Funds as a defendant in the U.S. District Court for the Southern District of New York (Deutsche Bank Trust Co. et al. v. Sirius International Insurance Corp. et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S. Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The former shareholder defendants filed motions to dismiss, each of which was granted by the District Court. The District Court’s order dismissing the actions by the individual creditors was affirmed on appeal by the Second Circuit Court of Appeals (the “Second Circuit Decision”). The Plaintiffs in the individual creditor actions filed a Petition for Writ of Certiorari requesting review of the Second Circuit Decision by the United States Supreme Court; however, the Supreme Court issued a statement indicating a potential lack of a quorum and informing the parties that the Second Circuit or District Court could provide relief based on the Supreme Court decision in Merit Management Group, LP v. FTI Consulting, Inc. The Plaintiffs filed a motion with the Second Circuit to recall the mandate and vacate the Second Circuit decision, and the Second Circuit recalled the mandate on May 15, 2018. On December 19, 2019, the Second Circuit issued an amended decision that affirmed dismissal of the constructive fraudulent transfer claims, holding that the safe harbor of Section 546(e) of the Bankruptcy Code applies. On February 6, 2020, the Second Circuit denied plaintiffs’ petition for a rehearing en banc. Plaintiffs filed a Writ of Certiorari with the United States Supreme Court on July 6, 2020 to seek review of the Second Circuit’s amended decision. On April 19, 2021, the Supreme Court denied the Plaintiffs’ Petition for a Writ of Certiorari.

The motion to dismiss the Committee Action was also granted by the District Court. The Plaintiff in the Committee Action also sought from the District Court leave to amend the complaint with

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NOTES TO THE FINANCIAL STATEMENTS continued

an additional claim for constructive fraudulent transfer based upon the decision in Merit Management. The motion for leave to amend was denied on April 23, 2019. On June 13, 2019, the District Court entered a final judgment on the claim dismissed. On July 12, 2019, the Trustee filed a notice of appeal stating that it was appealing the final judgment and the April 23, 2019 decision and related orders to the Second Circuit Court of Appeals. The appeal was fully briefed, and argument on the appeal took place on August 24, 2020. The Second Circuit has not yet issued a decision.

The value of the proceeds received by the Large Cap Core Fund and the Large Cap Value Fund in the LBO was approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Funds’ net asset value. The Funds intend to vigorously defend these actions.

On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust (“Litigation Trustee”) and Wilmington Savings Fund Society, FSB, as indenture Trustee (“Indenture Trustee”) for several series of notes issued by Nine West Holdings, Inc. (“Nine West”), filed separate complaints (docket nos. 20-cv-01129 and 20-cv-01136, respectively ) in the United States District Court for the Northern District of Illinois against a group of defendants that includes three Northern Funds that had invested in The Jones Group Inc. (“Jones Group”) including the Small Cap Core Fund and Small Cap Value Fund (together, the “Funds”). The claims stem from a series of merger transactions (“Transactions”) entered into by Jones Group, Nine West and others in 2014 that allegedly rendered Jones Group insolvent. The matters in these proceedings were transferred from the United States District Court for the Northern District of Illinois to the United States District Court for the Southern District of New York to centralize the litigation, and were assigned to the Honorable Jed S. Rakoff for coordinated or consolidated pretrial proceedings. The Funds allegedly received the following amounts as a result of the Transactions: Small Cap Core Fund ($134,265) and Small Cap Value Fund ($4,010,685). The Litigation Trustee and Indenture Trustee seek to clawback these proceeds for the benefit of the Trust and the noteholders, respectively, on the basis that they were fraudulent conveyances. On June 29, 2020, the former public shareholder defendants, including the Funds, filed a motion to dismiss on the basis that the payments allegedly made to them in connection with the Transactions were shielded from the fraudulent conveyance claims under Section 546(e) of the Bankruptcy Code. On August 27, 2020, all fraudulent conveyance claims against the former public shareholder defendants were dismissed. Plaintiffs appealed from that decision and the actions are currently on appeal before the U.S. Court of Appeals for the Second Circuit. The Funds intend to continue to vigorously defend themselves against this action.

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

14. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

EQUITY FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2021

15. CORONAVIRUS (COVID-19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

16. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY FUNDS

EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds, comprising the Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund, and U.S. Quality ESG Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, and Small Cap Value Fund; the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period from July 31, 2020 (commencement of class operations) through March 31, 2021 for Small Cap Core Fund and U.S. Quality ESG Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, and Small Cap Value Fund as of March 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Core Fund and U.S. Quality ESG Fund as of March 31, 2021, and the results of their operations for the year ended March 31, 2021, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the period from July 31, 2020 (commencement of class operations) through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 25, 2021

We have served as the auditor of one or more Northern Trust investment companies since 2002.

EQUITY FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2021 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2020, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Income Equity	$0.839435

Small Cap Core	1.220101

Small Cap Value	0.091974

U.S. Quality ESG	0.077321

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2021 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Income Equity	72.77%

Large Cap Core	71.82%

Large Cap Value	100.00%

Small Cap Core	100.00%

Small Cap Value	64.25%

U.S. Quality ESG	54.39%

FOREIGN TAX CREDIT — The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME

International Equity	$0.0267	$0.2799

LONG-TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2021:

Amounts in thousands	LONG-TERM CAPITAL GAIN

Income Equity	$1,300

Large Cap Core	6,627

Small Cap Core	20,735

Small Cap Value	99,528

U.S. Quality ESG	3,300

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2021, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2020:

QDI PERCENTAGE

Income Equity	100.00%

International Equity	55.29%

Large Cap Core	100.00%

Large Cap Value	100.00%

Small Cap Core	100.00%

Small Cap Value	100.00%

U.S. Quality ESG	100.00%

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY FUNDS

EQUITY FUNDS

LIQUIDIT Y RISK MANAGEMENT PROGRAM	MARCH 31, 2021 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 18-19, 2020, the Board received and reviewed the annual written report of the Committee, on behalf of NTI (the “Report”), concerning the operation of the Program for the period from October 1, 2019 to September 30, 2020 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of the assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

EQUITY FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

FUND EXPENSES	MARCH 31, 2021 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Equity Fund; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2020 through March 31, 2021.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2020—3/31/2021 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 79), if any, in the International Equity Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 83), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

INCOME EQUITY
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	1.01%	$1,000.00	$1,201.60	$5.54

Hypothetical	1.01%	$1,000.00	$1,019.90	$5.09

INTERNATIONAL EQUITY
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.51%	$1,000.00	$1,214.20	$2.82

Hypothetical	0.51%	$1,000.00	$1,022.39	$2.57

LARGE CAP CORE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.45%	$1,000.00	$1,221.50	$2.49

Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

LARGE CAP VALUE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.57%	$1,000.00	$1,327.20	$3.31

Hypothetical	0.57%	$1,000.00	$1,022.09	$2.87

SMALL CAP CORE
	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID 10/1/2020- 3/31/2021

Class K

Actual	0.49%	$1,000.00	$1,458.80	$3.00

Hypothetical	0.49%	$1,000.00	$1,022.49	$2.47

Class I

Actual	0.59%	$1,000.00	$1,458.50	$3.62

Hypothetical	0.59%	$1,000.00	$1,021.99	$2.97

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2020 through March 31, 2021, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES (continued)	MARCH 31, 2021 (UNAUDITED)

SMALL CAP VALUE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	1.00%	$1,000.00	$1,514.90	$6.27

Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04

U.S. QUALITY ESG
	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID 10/1/2020- 3/31/2021

Class K

Actual	0.39%	$1,000.00	$1,215.70	$2.15

Hypothetical	0.39%	$1,000.00	$1,022.99	$1.97

Class I

Actual	0.49%	$1,000.00	$1,215.20	$2.71

Hypothetical	0.49%	$1,000.00	$1,022.49	$2.47

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2020 through March 31, 2021, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

EQUITY FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2021 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 47 portfolios in the Northern Funds Complex—Northern Funds offers 42 portfolios and Northern Institutional Funds consists of 5 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 60 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 55 Trustee since 2019

•  Chief Schooling Officer since May 2020 and Head of School Management and Technology from July 2016 to May 2020, Success Academy Charter Schools;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 71 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 62 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 64 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 64 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 63 Trustee since 2000

•  Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 55 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (Including Managing Director at Lattice Strategies, LLC (2014 to 2016), which was acquired by Hartford Funds in 2016);

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (Including Barclay Global Investors, acquired by BlackRock in 2009);

•  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company—27 portfolios)

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act“).

(4) An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 62 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

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EQUITY FUNDS

MARCH 31, 2021 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Victor Fernandez Age: 44 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since September 2020	Senior Vice President of Northern Trust Investments, Inc. since September 2020; Deputy Chief Compliance Officer of Aegon USA Investment Management, LLC from 2017 to September 2020; Director of Aegon USA Investment Management, LLC from 2015 to 2017; Director of INTECH Investment Management LLC from 2011 to 2015.

Darlene Chappell Age: 58 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006.

Randal E. Rein Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 53 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2021 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 60 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016.

Gregory A. Chidsey Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 60 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Deputy General Counsel and Senior Vice President at The Northern Trust Company since June 2020; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since October 2020.

Jose J. Del Real, Esq. Age: 43 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Assistant General Counsel and Senior Vice President of Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 38 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Senior Vice President of The Northern Trust Company since 2021; Vice President of The Northern Trust Company from 2016 to 2021.

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

EQUITY FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INVESTMENT CONSIDERATIONS

INCOME EQUITY FUND[2]	SMALL CAP CORE FUND[2,6]
INTERNATIONAL EQUITY FUND[1,2,3,4,5,6]	SMALL CAP VALUE FUND[2,6]
LARGE CAP CORE FUND[2,4,5]	U.S. QUALITY ESG FUND[2,4,5,7]
LARGE CAP VALUE FUND[2,4,5,6]

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, including in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. Equity securities may fluctuate in value due to economic changes or other events, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment that affect individual issuers or large portions of the market.

3 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4 Large Cap Risk: The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

5 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

6 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

7 Environmental, Social and Governance (ESG) Investing Risk: The risk stemming from the environmental, social and governance factors that the Fund applies in selecting securities. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forgo certain investment opportunities. The Fund’s results may be lower than other funds that do not seek to invest in companies based on ESG ratings and/or screen out certain companies or industries. The Fund seeks to identify companies that it believes may have a societal impact outcome, but investors may differ in their views of what constitutes positive or negative societal impact outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY FUNDS

EQUITY FUNDS

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EQUITY FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

103

EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s web site at sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

PROTECTING YOUR PRIVACY

Protecting your privacy is important at Northern Funds, which is why we wanted you to know:

•	We do not sell non-public personal information about our investors or former investors to any outside company.

•

We have policies that limit access to your information to only those people who need it to perform their jobs and provide services to you, and we have physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

•

We collect information about you from applications, forms, conversations and your use of our Web site; third parties with your permission; and your transactions with us, our affiliates and our joint marketing partners.

•

We do not disclose the information we collect about our investors or former investors to anyone, except to companies that perform services for us, affiliates with whom we have joint marketing agreements such as Northern Trust, (1) for our everyday purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations or report to credit bureaus or (2) as permitted by law.

•

The information includes account balances and account history. You may limit our use or sharing of information about you with our affiliates and joint marketing partners for marketing purposes by calling 800-595-9111 weekdays from 7:00 a.m. to 5:00 p.m. Central time or by writing to us at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986.

If our information sharing practices change, we will send you a revised notice. You can also visit our Web site, northerntrust.com/funds, for an online version of our current privacy notice.

SHAREHOLDER COMMUNICATIONS

In order to help reduce expenses and reduce the amount of mail that you receive, we generally send a single copy of all materials, including prospectuses, financial reports, proxy statements and information statements to all investors who share the same mailing address, even if more than one person in a household holds shares of a fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center either by telephone at 800-595-9111; by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986; or by sending an e-mail to northern-funds@ntrs.com.

Not part of the Annual Report

SIGN UP FOR E-DELIVERY

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

©2021 Northern Funds

EQTY ANR (5/21)

NORTHERN EQUITY INDEX FUNDS

ANNUAL REPORT

MARCH 31, 2021

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

EQUITY INDEX FUNDS

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED
May lose value / No bank guarantee

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	EMERGING MARKETS EQUITY INDEX FUND
Ticker Symbol: NOEMX

48	GLOBAL REAL ESTATE INDEX FUND
Ticker Symbol: NGREX

59	GLOBAL SUSTAINABILITY INDEX FUND
Ticker Symbols:
Class I: NSRIX
Class K: NSRKX

71	INTERNATIONAL EQUITY INDEX FUND
Ticker Symbol: NOINX

85	MID CAP INDEX FUND
Ticker Symbol: NOMIX

92	SMALL CAP INDEX FUND
Ticker Symbol: NSIDX

119	STOCK INDEX FUND
Ticker Symbol: NOSIX

128	NOTES TO THE FINANCIAL STATEMENTS

143	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

144	TAX INFORMATION

145	LIQUIDITY RISK MANAGEMENT PROGRAM

146	FUND EXPENSES

148	TRUSTEES AND OFFICERS

152	INVESTMENT CONSIDERATIONS

156	FOR MORE INFORMATION

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Emerging Markets Equity Index Fund returned 58.51% during the 12-month reporting period ended March 31, 2021, compared with the 58.39% return of the MSCI Emerging Markets Index. During the period, emerging market stocks outperformed their developed market counterparts as measured by the 54.03% return of the MSCI World Index.

Global equity markets rebounded significantly during the reporting period following a challenging first quarter of 2020. Unprecedented levels of fiscal and monetary stimulus paved the way for a recovery in equity markets following the sharp COVID-19-related sell-off in early 2020. A host of economic indicators including employment, consumer spending, manufacturing and housing data reached very low levels early in the period, then steadily recovered. Continued fiscal and monetary support, along with declining rates of COVID-19 infection, bolstered investor confidence. Credit spreads tightened as oil prices, interest rates and inflation expectations moved higher. Following positive news surrounding COVID-19 vaccine development and distribution, investors returned to more value-and cyclically-oriented segments of the market, as well as to those best positioned to benefit from economic recovery.

For the 12-month reporting period, information technology and materials were the top-performing sectors in the benchmark index with returns of 110.72% and 102.77%, respectively. Real estate and utilities were the bottom performers in the index, returning 33.23% and 35.02%, respectively. South Korea and Taiwan were the top performers at the country level in the index, with returns of 101.81% and 96.04%, respectively, while Egypt and Turkey lagged with returns of 4.21% and 6.35%, respectively.

INVESTMENT PERFORMANCE

     AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/25/06

EMERGING MARKETS EQUITY INDEX FUND	58.51%	11.71%	3.29%	4.81%

MSCI EMERGING MARKETS INDEX	58.39	12.07	3.65	5.53

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.34% and 0.30%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.	Information about Investment Considerations can be found on page 152.

EQUITY INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Real Estate Index Fund returned 33.25% during the 12-month reporting period ended March 31, 2021, compared with the 32.59% return of the MSCI ACWI® IMI Core Real Estate Index. During the period, global real estate equity securities underperformed the broader global equity market as measured by the 54.03% return of the MSCI World Index.

Global equity markets rebounded significantly during the reporting period following a challenging first quarter of 2020. Unprecedented levels of fiscal and monetary stimulus paved the way for a recovery in equity markets following the sharp COVID-19-related sell-off in early 2020. A host of economic indicators including employment, consumer spending, manufacturing and housing data reached very low levels early in the period, then steadily recovered. Continued fiscal and monetary support, along with declining rates of COVID-19 infection, bolstered investor confidence. Credit spreads tightened as oil prices, interest rates and inflation expectations moved higher. Following positive news surrounding COVID-19 vaccine development and distribution, investors returned to more value- and cyclically-oriented segments of the market, as well as to those best positioned to benefit from economic recovery.

Ireland and South Korea were the top performers within the benchmark index at the country level, with returns of 41.50% and 41.34%, respectively, while Switzerland and Italy lagged with returns of 6.76%% and 8.00%, respectively.

INVESTMENT PERFORMANCE

     AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 07/26/06

GLOBAL REAL ESTATE INDEX FUND	33.25%	4.79%	5.74%	3.66%

MSCI® ACWI® IMI CORE REAL ESTATE INDEX	32.59	4.44	6.00	3.94

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.47% and 0.47%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The MSCI® ACWI® IMI Core Real Estate Index is a free float- adjusted market capitalization-weighted index that consists of large, mid and small-cap stocks engaged in the ownership, development and management of specific core property type real estate. As of May 31, 2020, the developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of May 31, 2020, the emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Information about Investment Considerations can be found on page 152.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Sustainability Index Fund (Class I shares)1 returned 51.59% during the 12-month reporting period ended March 31, 2021, compared with the 51.54% return of the MSCI World ESG Leaders IndexSM. During the period, MSCI World ESG Leaders IndexSM equities underperformed their developed market counterparts as measured by the 54.03% return of the MSCI World Index.

Global equity markets rebounded significantly during the reporting period following a challenging first quarter of 2020. Unprecedented levels of fiscal and monetary stimulus paved the way for a recovery in equity markets following the sharp COVID-19-related sell-off in early 2020. A host of economic indicators including employment, consumer spending, manufacturing and housing data reached very low levels early in the period, then steadily recovered. Continued fiscal and monetary support, along with declining rates of COVID-19 infection, bolstered investor confidence. Credit spreads tightened as oil prices, interest rates and inflation expectations moved higher. Following positive news surrounding COVID-19 vaccine development and distribution, investors returned to more value- and cyclically-oriented segments of the market, as well as to those best positioned to benefit from economic recovery.

For the reporting period, consumer discretionary and industrials were the top-performing sectors in the benchmark index with returns of 100.11% and 77.28%, respectively. Consumer staples and health care were the bottom performers in the index, returning 25.35% and 26.41%, respectively. Austria and the Netherlands were the best performers at the country level in the index, returning 88.95% and 82.44%, respectively, while Portugal and Switzerland trailed with returns of 29.07% and 29.32%, respectively.

INVESTMENT PERFORMAN CE

     AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/05/08

GLOBAL SUSTAINABILITY INDEX FUND (CLASS I SHARES)[1]	51.59%	13.40%	10.01%	7.39%

GLOBAL SUSTAINABILITY INDEX FUND (CLASS K SHARES)[1]	51.71	13.42	10.02	7.40

MSCI WORLD ESG LEADERS INDEXSM	51.54	13.23	9.92	7.45

[1]

Class I shares and Class K shares were offered beginning on July 31, 2020. Performance of Class I shares and Class K shares prior to that date is for the Fund’s Shares class (the Shares class is no longer offered by the Fund).

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.30% and 0.30% for Class I shares, and 0.25% and 0.25% for Class K shares, respectively. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT (Class I shares) [2]

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[2] Class I shares were offered beginning on July 31, 2020. Performance prior to that date is the performance of the Fund’s Shares class, which is no longer offered by the Fund.

MSCI World ESG Leaders IndexSM is a free float-adjusted, market capitalization-weighted index comprised of large and mid-cap developed market companies in Asia Pacific, Europe and the Middle East, Canada and the United States. The Index holds a broad, diversified set of global companies, selected based on regional sector ranking of environmental, social and governance performance. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 152.

EQUITY INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Fund returned 44.22% during the 12-month reporting period ended March 31, 2021, compared with the 44.57% return of the MSCI EAFE® Index. During the period, EAFE market equities underperformed their U.S. counterparts as measured by the 56.35% return of the S&P 500® Index.

Global equity markets rebounded significantly during the reporting period following a challenging first quarter of 2020. Unprecedented levels of fiscal and monetary stimulus paved the way for a recovery in equity markets following the sharp COVID-19-related sell-off in early 2020. A host of economic indicators including employment, consumer spending, manufacturing and housing data reached very low levels early in the period, then steadily recovered. Continued fiscal and monetary support, along with declining rates of COVID-19 infection, bolstered investor confidence. Credit spreads tightened as oil prices, interest rates and inflation expectations moved higher. Following positive news surrounding COVID-19 vaccine development and distribution, investors returned to more value-and cyclically-oriented segments of the market, as well as to those best positioned to benefit from economic recovery.

For the reporting period, materials and consumer discretionary were the top-performing sectors in the benchmark index with returns of 77.45% and 74.29%, respectively. Health care and consumer staples were the bottom performers in the index, returning 19.11% and 20.97%, respectively. Austria and Sweden were the best performers at the country level in the index, with returns of 91.85% and 85.16%, respectively, while New Zealand and Switzerland trailed with returns of 25.94% and 26.41%, respectively.

INVESTMENT PERFORMANCE

     AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/22/05

INTERNATIONAL EQUITY INDEX FUND	44.22%	8.85%	5.42%	4.94%

MSCI EAFE® INDEX	44.57	8.85	5.52	5.13

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.24% and 0.24%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.	Information about Investment Considerations can be found on page 152.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

MID CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Mid Cap Index Fund returned 83.26% during the 12-month reporting period ended March 31, 2021, compared with the 83.46% return of the S&P MidCap 400® Index. During the period, mid-cap stocks outperformed large-cap stocks as measured by the 56.35% return of the S&P 500® Index, and underperformed small caps as measured by the 94.85% return of the Russell 2000 Index.

The U.S. equity market rebounded significantly during the reporting period following a challenging first quarter of 2020. Unprecedented levels of fiscal and monetary stimulus paved the way for a recovery in equity markets following the sharp COVID-19-related sell-off in early 2020. A host of economic indicators including employment, consumer spending, manufacturing and housing data reached very low levels early in the period, then steadily recovered. Continued fiscal and monetary support, along with declining rates of COVID-19 infection, bolstered investor confidence. Credit spreads tightened as oil prices, interest rates and inflation expectations moved higher. Following positive news surrounding COVID-19 vaccine development and distribution, investors returned to more value-and cyclically-oriented segments of the market, as well as to those best positioned to benefit from economic recovery.

For the reporting period, energy and consumer discretionary were the top-performing sectors in the benchmark index with returns of 180.84% and 175.22%, respectively. Utilities and real estate were the bottom performers in the index, with returns of 27.18% and 55.46%, respectively.

INVESTMENT PERFORMANCE

     AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/22/05

MID CAP INDEX FUND	83.26%	14.19%	11.74%	10.34%

S&P MID CAP 400® INDEX	83.46	14.37	11.92	10.62

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.19% and 0.15%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The S&P MidCap 400® Index is an unmanaged index consisting of 400 mid-cap stocks. The S&P MidCap 400® Index covers over 7% of the U.S. equities market as of May 31, 2019. As of May 31, 2019, the approximate market capitalization of the companies in the S&P MidCap 400 Index was between approximately $725.7 million and $12.7 billion.

Information about Investment Considerations can be found on page 152.

EQUITY INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Index Fund returned 94.41% during the 12-month reporting period ended March 31, 2021, compared with the 94.85% return of the Russell 2000 Index. During the period, small-cap stocks outperformed both large caps as measured by the 56.35% return of the S&P 500® Index, as well as mid caps as measured by the 83.46% return of the S&P MidCap 400® Index.

The U.S. equity market rebounded significantly during the reporting period following a challenging first quarter of 2020. Unprecedented levels of fiscal and monetary stimulus paved the way for a recovery in equity markets following the sharp COVID-19-related sell-off in early 2020. A host of economic indicators including employment, consumer spending, manufacturing and housing data reached very low levels early in the period, then steadily recovered. Continued fiscal and monetary support, along with declining rates of COVID-19 infection, bolstered investor confidence. Credit spreads tightened as oil prices, interest rates and inflation expectations moved higher. Following positive news surrounding COVID-19 vaccine development and distribution, investors returned to more value-and cyclically-oriented segments of the market, as well as to those best positioned to benefit from economic recovery.

For the 12-month period, consumer discretionary and energy were the top-performing sectors in the benchmark index with returns of 232.27% and 155.99%, respectively. Utilities and real estate were the bottom performers in the index, with returns of 25.36% and 71.39%, respectively.

INVESTMENT PERFORMANCE

     AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/03/99

SMALL CAP INDEX FUND	94.41%	16.15%	11.49%	8.91%

RUSSELL 2000® INDEX	94.85	16.35	11.68	9.38

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.19% and 0.15%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies in the Russell 3000® Index based on market capitalization which represents approximately 8% of the total market capitalization of the Russell 3000 Index as of May 31, 2019. As of May 31, 2019, the approximate market capitalization of the companies in the Russell 2000 Index was between approximately $10.0 million and $9.9 billion.

Information about Investment Considerations can be found on page 152.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STOCK INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Stock Index Fund returned 56.22% during the 12-month reporting period ended March 31, 2021, compared with the 56.35% return of the S&P 500® Index. During the period, large-cap stocks as measured by the S&P 500® Index underperformed both mid- and small-cap equities as measured by the 83.46% return of the S&P MidCap 400® Index and the 94.85% return of the Russell 2000 Index, respectively.

The U.S. equity market rebounded significantly during the reporting period following a challenging first quarter of 2020. Unprecedented levels of fiscal and monetary stimulus paved the way for a recovery in equity markets following the sharp COVID-19-related sell-off in early 2020. A host of economic indicators including employment, consumer spending, manufacturing and housing data reached very low levels early in the period, then steadily recovered. Continued fiscal and monetary support, along with declining rates of COVID-19 infection, bolstered investor confidence. Credit spreads tightened as oil prices, interest rates and inflation expectations moved higher. Following positive news surrounding COVID-19 vaccine development and distribution, investors returned to more value- and cyclically-oriented segments of the market, as well as to those best positioned to benefit from economic recovery.

For the reporting period, materials and energy were the top-performing sectors in the benchmark index, with returns of 86.92% and 83.67%, respectively. Within the index, utilities and consumer staples trailed with returns of 27.21% and 30.76%, respectively.

INVESTMENT PERFORMANCE

     AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/07/96

STOCK INDEX FUND	56.22%	16.17%	13.78%	9.04%

S&P 500® INDEX	56.35	16.29	13.91	9.47

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.13% and 0.10%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market. As of May 31, 2019, the approximate market capitalization of the companies in the S&P 500 Index was between approximately $2.3 billion and $948.9 billion.

Information about Investment Considerations can be found on page 152.

EQUITY INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	EMERGING MARKETS EQUITY INDEX FUND	GLOBAL REAL ESTATE INDEX FUND

ASSETS:

Investments, at value	$2,367,663	$1,411,464

Investments in affiliates, at value	38,931	11,514

Cash held at broker (restricted $3,258, $1,042, $726, and $0, respectively)	4,886	1,427

Foreign currencies held at broker, at value (restricted $43, $486 and $5,394, respectively)	—	126	(1)

Foreign currencies, at value (cost $3,008, $1,640, $2,031 and $17,710, respectively)	3,026	1,650

Dividend income receivable	7,094	5,009

Receivable for foreign tax reclaims	92	1,357

Receivable for variation margin on futures contracts	323	25

Receivable for fund shares sold	704	115

Receivable from investment adviser	2	—

Unrealized appreciation on forward foreign currency exchange contracts	4	16

Prepaid and other assets	19	5

Total Assets	2,422,744	1,432,708

LIABILITIES:

Unrealized depreciation on forward foreign currency exchange contracts	54	73

Payable for securities purchased	2,888	—

Payable for variation margin on futures contracts	—	54

Payable for fund shares redeemed	226	157

Payable to affiliates:

Management fees	96	111

Custody fees	44	23

Shareholder servicing fees	113	23

Transfer agent fees	76	45

Accrued Trustee fees	7	6

Deferred foreign capital gains tax payable	6,388	—

Accrued other liabilities	73	43

Total Liabilities	9,965	535

Net Assets	$2,412,779	$1,432,173

ANALYSIS OF NET ASSETS:

Capital stock	$1,847,495	$1,246,679

Distributable earnings	565,284	185,494

Net Assets	$2,412,779	$1,432,173

Net Assets:

Shares	$2,412,779	$1,432,173

Class K	—	—

Class I	—	—

Total Shares Outstanding ($.001 par value, unlimited authorization):

Shares	168,443	134,162

Class K	—	—

Class I	—	—

Net Asset Value, Redemption and Offering Price Per Share:

Shares	$14.32	$10.67

Class K	—	—

Class I	—	—

Investments, at cost	$1,422,491	$998,033

Investments in affiliates, at cost	38,931	11,514

(1)	Costs associated with foreign currencies held at broker are $124, $1,856 and $5,907, respectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$967,403		$5,308,410		$2,500,875	$1,578,445	$10,982,420
13,473		16,333		22,904	25,952	234,866
814		8		—	—	—
1,831	(1)	5,838	(1)	—	—	—
2,024		17,636		—	—	—
1,414		18,847		2,110	1,106	7,268
679		13,875		—	—	—
64		54		19	412	1,273
1,464		1,559		1,216	1,302	2,729
32		20		14	33	91
49		371		—	—	—
6		6		7	17	9
989,253		5,382,957		2,527,145	1,607,267	11,228,656

60		727		—	—	—
134		1,050		—	9	—
30		377		—	5	30
224		672		3,219	214	2,525

34		186		63	39	172
30		45		11	4	56
61		1		10	21	12
30		169		79	51	349
2		15		6	6	24
—		—		—	—	—
17		40		30	23	57
622		3,282		3,418	372	3,225
$988,631		$5,379,675		$2,523,727	$1,606,895	$11,225,431

$631,013		$4,338,651		$1,469,034	$850,430	$3,824,314
357,618		1,041,024		1,054,693	756,465	7,401,117
$988,631		$5,379,675		$2,523,727	$1,606,895	$11,225,431

—		5,379,675		2,523,727	1,606,895	11,225,431
513,860		—		—	—	—
474,771		—		—	—	—

—		386,587		106,233	93,219	252,596
27,530		—		—	—	—
25,440		—		—	—	—

—		13.92		23.76	17.24	44.44
18.67		—		—	—	—
18.66		—		—	—	—

$634,104		$3,481,347		$1,543,375	$835,780	$3,626,003
13,252		16,333		22,904	25,952	231,261

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	EMERGING MARKETS EQUITY INDEX FUND	GLOBAL REAL ESTATE INDEX FUND

INVESTMENT INCOME:

Dividend income	$41,274 (1)	$36,816 (1)

Non-cash dividend income	—	7,629

Dividend income from investments in affiliates	13	7

Interest income (Note 6)	153	—

Total Investment Income	41,440	44,452

EXPENSES:

Management fees	4,207	5,861

Custody fees	1,190	333

Transfer agent fees	771	564

Registration fees	23	24

Printing fees	36	28

Professional fees	78	63

Shareholder servicing fees (Shares)	461	139

Shareholder servicing fees (Class I)	—	—

Trustee fees	26	19

Interest expense	1	1

Other	94	51

Total Expenses	6,887	7,083

Less expenses reimbursed by investment adviser	(830)	(9)

Net Expenses	6,057	7,074

Net Investment Income	35,383	37,378

NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments	105,276 (2)	(116,556)

Investments in affiliates	—	—

Futures contracts	25,769	11,732

Foreign currency transactions	(799)	298

Forward foreign currency exchange contracts	124	251

Net changes in unrealized appreciation (depreciation) on:

Investments	702,594 (3)	485,984

Investments in affiliates	—	—

Futures contracts	(3,264)	(797)

Foreign currency translations	161	51

Forward foreign currency exchange contracts	(238)	(48)

Net Gains	829,623	380,915

Net Increase in Net Assets Resulting from Operations	$865,006	$418,293

(1)	Net of $5,573, $2,130, $876, $10,121, and $3, respectively, in foreign withholding taxes.

(2)	Net of foreign capital gains tax paid of $3.

(3)	Net change in unrealized of deferred foreign capital gains tax of $(6,388).

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2021

GLOBAL SUSTAINABILITY INDEX FUND	INTERNATIONAL EQUITY INDEX FUND	MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$16,786(1)	$116,965 (1)	$29,557	$13,481 (1)	$160,776

904	—	—	—	—

25	8	9	7	273

—	—	23	9	75

17,715	116,973	29,589	13,497	161,124

1,626	8,405	2,745	1,617	7,838

168	584	173	105	688

348	1,798	813	479	3,772

41	27	38	25	39

100	41	29	21	61

40	106	62	51	108

91	191	183	79	127

166	—	—	—	—

6	32	19	13	45

1	2	—	—	—

29	96	32	29	67

2,616	11,282	4,094	2,419	12,745

(117)	(34)	(891)	(525)	(2,867)

2,499	11,248	3,203	1,894	9,878

15,216	105,725	26,386	11,603	151,246

20,811	(103,481)	162,247	58,859	304,053

(27)	—	—	—	30

7,287	28,658	21,729	19,490	73,259

591	1,688	—	—	—

(114)	1,771	—	—	—

314,357	1,639,914	1,055,245	718,943	3,675,359

252	—	—	—	2,033

3	(9,000)	(1,080)	(1,565)	6,807

(44)	280	—	—	—

19	(660)	—	—	—

343,135	1,559,170	1,238,141	795,727	4,061,541

$358,351	$1,664,895	$1,264,527	$807,330	$4,212,787

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND

Amounts in thousands	2021	2020	2021	2020
OPERATIONS:

Net investment income (Note 6)	$35,383	$74,267	$37,378	$63,374

Net realized gains (losses)	130,370	(39,976)	(104,275)	(33,601)

Net change in unrealized appreciation (depreciation)	699,253	(426,456)	485,190	(571,427)

Net Increase (Decrease) in Net Assets Resulting from Operations	865,006	(392,165)	418,293	(541,654)
CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	10,513	(728,602)	(731,592)	334,977

Net increase in net assets resulting from Class K transactions	—	—	—	—

Net increase in net assets resulting from Class I transactions	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	10,513	(728,602)	(731,592)	334,977
DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(56,778)	(76,000)	(34,956)	(104,128)

Total Distributions to Shares Shareholders	(56,778)	(76,000)	(34,956)	(104,128)
DISTRIBUTIONS TO CLASS K SHAREHOLDERS:

Distributable earnings	—	—	—	—

Total Distributions to Class K Shareholders	—	—	—	—
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:

Distributable earnings	—	—	—	—

Total Distributions to Class I Shareholders	—	—	—	—
Total Increase (Decrease) in Net Assets	818,741	(1,196,767)	(348,255)	(310,805)

NET ASSETS:

Beginning of year	1,594,038	2,790,805	1,780,428	2,091,233

End of year	$2,412,779	$1,594,038	$1,432,173	$1,780,428

(1)	On July 31, 2020, the balances of the Shares Class for Global Sustainability Index Fund were transferred to either Class K or Class I, as appropriate, due to a class conversion. See Note 8.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND			INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND

2021		2020	2021	2020	2021	2020	2021	2020	2021	2020

$15,216		$15,437	$105,725	$152,483	$26,386	$35,727	$11,603	$13,459	$151,246	$173,001

28,548		1,679	(71,364)	(151,090)	183,976	6,377	78,349	(7,293)	377,342	35,003

314,587		(85,460)	1,630,534	(711,129)	1,054,165	(555,094)	717,378	(295,492)	3,684,199	(816,127)

358,351		(68,344)	1,664,895	(709,736)	1,264,527	(512,990)	807,330	(289,326)	4,212,787	(608,123)

(856,563)	(1)	141,317	(281,903)	(351,789)	(334,614)	(26,486)	(37,120)	32,463	(512,680)	271,109

429,774		—	—	—	—	—	—	—	—	—

382,628		—	—	—	—	—	—	—	—	—

(44,161)		141,317	(281,903)	(351,789)	(334,614)	(26,486)	(37,120)	32,463	(512,680)	271,109

—		(21,417)	(103,477)	(172,000)	(106,696)	(54,750)	(50,744)	(22,800)	(407,898)	(241,825)

—		(21,417)	(103,477)	(172,000)	(106,696)	(54,750)	(50,744)	(22,800)	(407,898)	(241,825)

(7,680)		—	—	—	—	—	—	—	—	—

(7,680)		—	—	—	—	—	—	—	—	—

(7,719)		—	—	—	—	—	—	—	—	—

(7,719)		—	—	—	—	—	—	—	—	—

298,791		51,556	1,279,515	(1,233,525)	823,217	(594,226)	719,466	(279,663)	3,292,209	(578,839)

689,840		638,284	4,100,160	5,333,685	1,700,510	2,294,736	887,429	1,167,092	7,933,222	8,512,061

$988,631		$689,840	$5,379,675	$4,100,160	$2,523,727	$1,700,510	$1,606,895	$887,429	$11,225,431	$7,933,222

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY INDEX FUND	SHARES

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$9.25	$11.70	$13.10	$10.68	$9.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.20(1)	0.37	0.30	0.24	0.20

Net realized and unrealized gains (losses)	5.20	(2.43)	(1.41)	2.40	1.38

Total from Investment Operations	5.40	(2.06)	(1.11)	2.64	1.58

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.33)	(0.39)	(0.29)	(0.22)	(0.18)

Total Distributions Paid	(0.33)	(0.39)	(0.29)	(0.22)	(0.18)

Net Asset Value, End of Year	$14.32	$9.25	$11.70	$13.10	$10.68

Total Return(3)	58.51%	(18.36)%	(8.20)%	24.84%	17.30%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,412,779	$1,594,038	$2,790,805	$3,255,089	$2,296,815

Ratio to average net assets of:

Expenses, net of reimbursements and credits(4)	0.30%	0.30%	0.30%	0.30%	0.30%

Expenses, before reimbursements and credits	0.34%	0.35%	0.35%	0.34%	0.35%

Net investment income, net of reimbursements and credits(4)	1.76%	3.07%	2.35%	2.00%	1.95%

Net investment income, before reimbursements and credits	1.72%	3.02%	2.30%	1.96%	1.90%

Portfolio Turnover Rate	74.68%	45.08%	54.69%	27.03%	30.14%

(1)

The Northern Trust Company reimbursed the Fund approximately $151,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 58.44%. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $21,000, $26,000, $31,000, $34,000 and $32,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND	SHARES

Selected per share data	2021		2020	2019	2018	2017
Net Asset Value, Beginning of Year	$8.22		$11.05	$10.35	$9.99	$10.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.04		0.34	0.34	0.33	0.25

Net realized and unrealized gains (losses)	2.64		(2.67)	0.72	0.38	0.02

Total from Investment Operations	2.68		(2.33)	1.06	0.71	0.27

LESS DISTRIBUTIONS PAID:

From net investment income(1)	(0.23)		(0.50)	(0.36)	(0.35)	(0.36)

Total Distributions Paid	(0.23)		(0.50)	(0.36)	(0.35)	(0.36)

Net Asset Value, End of Year	$10.67		$8.22	$11.05	$10.35	$9.99

Total Return(2)	33.25	%(3)	(22.11)%	10.55%	7.10%	2.81%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,432,173		$1,780,428	$2,091,233	$1,881,555	$1,889,797

Ratio to average net assets of:

Expenses, net of reimbursements and credits(4)	0.48%		0.49%	0.50%	0.50%	0.50%

Expenses, before reimbursements and credits	0.48%		0.49%	0.53%	0.53%	0.53%

Net investment income, net of reimbursements and credits(4)	2.55%		2.81%	3.17%	3.21%	2.52%

Net investment income, before reimbursements and credits	2.55%		2.81%	3.14%	3.18%	2.49%

Portfolio Turnover Rate	7.27%		6.91%	27.17%	9.53%	5.96%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 33.11%.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $8,000, $32,000, $16,000, $16,000 and $24,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL SUSTAINABILITY INDEX FUND CLASS K(1)

Selected per share data	PERIOD ENDED MARCH 31, 2021

Net Asset Value, Beginning of Period	$15.50

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.19

Net realized and unrealized gains	3.27

Total from Investment Operations	3.46

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.29)

From net realized gains	— (3)

Total Distributions Paid	(0.29)

Net Asset Value, End of Period	$18.67

Total Return(4)	22.44%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$513,860

Ratio to average net assets of:(5)

Expenses, net of reimbursements and credits	0.25%

Expenses, before reimbursements and credits(6)	0.27%

Net investment income, net of reimbursements and credits(7)	1.62%

Net investment income, before reimbursements and credits(6)(7)	1.60%

Portfolio Turnover Rate	29.04%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)	Per share amounts were less than $0.01 per share.

(4)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, which represents less than 0.01 percent of average net assets for the period July 31, 2020 (commencement of class operations) to March 31, 2021. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(7)	As the Fund commenced operation of Class K shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the class might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE PERIOD ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND CLASS I(1)

Selected per share data	PERIOD ENDED MARCH 31, 2021

Net Asset Value, Beginning of Period	$15.50

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.19

Net realized and unrealized gains	3.26

Total from Investment Operations	3.45

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.29)

From net realized gains	— (3)

Total Distributions Paid	(0.29)

Net Asset Value, End of Period	$18.66

Total Return(4)	22.35%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$474,771

Ratio to average net assets of:(5)

Expenses, net of reimbursements and credits	0.30%

Expenses, before reimbursements and credits(6)	0.31%

Net investment income, net of reimbursements and credits(7)	1.57%

Net investment income, before reimbursements and credits(6)(7)	1.56%

Portfolio Turnover Rate	29.04%

(1)	For the period from July 31, 2020 (commencement of class operations) through March 31, 2021.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)	Per share amounts were less than $0.01 per share.

(4)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of $2,000, which represents less than 0.01 percent of average net assets for the period July 31, 2020 (commencement of class operations) to March 31, 2021. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(7)	As the Fund commenced operation of Class I shares on July 31, 2020, annualized net investment income may not be reflective of actual amounts the class might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

INTERNATIONAL EQUITY INDEX FUND	SHARES

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$9.84	$11.86	$12.77	$11.39	$10.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.28	0.35 (1)	0.39	0.30	0.33

Net realized and unrealized gains (losses)	4.08	(1.98)	(0.93)	1.40 (2)	0.91

Total from Investment Operations	4.36	(1.63)	(0.54)	1.70	1.24

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.28)	(0.39)	(0.37)	(0.32)	(0.34)

Total Distributions Paid	(0.28)	(0.39)	(0.37)	(0.32)	(0.34)

Net Asset Value, End of Year	$13.92	$9.84	$11.86	$12.77	$11.39

Total Return(4)	44.22%	(14.46)%	(3.89)%	14.88%	12.07%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$5,379,675	$4,100,160	$5,333,685	$6,209,334	$4,401,667

Ratio to average net assets of:

Expenses, net of reimbursements and credits(5)	0.24%	0.25%	0.25%	0.25%	0.25%

Expenses, before reimbursements and credits	0.24%	0.26%	0.30%	0.30%	0.30%

Net investment income, net of reimbursements and credits(5)	2.26%	2.85%	3.15%	2.58%	2.98%

Net investment income, before reimbursements and credits	2.26%	2.84%	3.10%	2.53%	2.93%

Portfolio Turnover Rate	21.26%	10.17%	26.95%	31.54%	28.03%

(1)	The Northern Trust Company reimbursed the Fund approximately $69,000. The reimbursement represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)

The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $137,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $12,000, $30,000, $36,000, $55,000 and $32,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

  See Notes to the Financial Statements.

EQUITY INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MID CAP INDEX FUND	SHARES

Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$13.59	$17.95	$19.17	$18.59	$16.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.26	0.28	0.27	0.26	0.23

Net realized and unrealized gains (losses)	10.91	(4.21)	(0.04)	1.76	3.12

Total from Investment Operations	11.17	(3.93)	0.23	2.02	3.35

LESS DISTRIBUTIONS PAID:

From net investment income	(0.26)	(0.27)	(0.28)	(0.24)	(0.24)

From net realized gains	(0.74)	(0.16)	(1.17)	(1.20)	(0.91)

Total Distributions Paid	(1.00)	(0.43)	(1.45)	(1.44)	(1.15)

Net Asset Value, End of Year	$23.76	$13.59	$17.95	$19.17	$18.59

Total Return(1)	83.26%	(22.61)%	2.38%	10.80%	20.71%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,523,727	$1,700,510	$2,294,736	$2,320,034	$2,175,963

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%

Expenses, before reimbursements and credits	0.19%	0.18%	0.17%	0.18%	0.18%

Net investment income, net of reimbursements and credits(2)	1.25%	1.52%	1.39%	1.35%	1.35%

Net investment income, before reimbursements and credits	1.21%	1.49%	1.37%	1.32%	1.32%

Portfolio Turnover Rate	18.73%	18.15%	20.59%	16.02%	19.71%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $17,000, $72,000, $77,000, $44,000 and $87,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP INDEX FUND	SHARES

Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$9.18	$12.34	$13.60	$12.97	$10.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.12	0.14	0.16	0.15	0.14

Net realized and unrealized gains (losses)	8.48	(3.07)	(0.11)	1.38	2.64

Total from Investment Operations	8.60	(2.93)	0.05	1.53	2.78

LESS DISTRIBUTIONS PAID:

From net investment income	(0.15)	(0.14)	(0.15)	(0.15)	(0.13)

From net realized gains	(0.39)	(0.09)	(1.16)	(0.75)	(0.38)

Total Distributions Paid	(0.54)	(0.23)	(1.31)	(0.90)	(0.51)

Net Asset Value, End of Year	$17.24	$9.18	$12.34	$13.60	$12.97

Total Return(1)	94.41%	(24.28)%	1.97%	11.68%	26.11%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,606,895	$887,429	$1,167,092	$1,214,764	$1,183,557

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%

Expenses, before reimbursements and credits	0.19%	0.19%	0.18%	0.18%	0.18%

Net investment income, net of reimbursements and credits(2)	0.93%	1.13%	1.13%	1.04%	1.16%

Net investment income, before reimbursements and credits	0.89%	1.09%	1.10%	1.01%	1.13%

Portfolio Turnover Rate	20.62%	18.36%	20.81%	13.03%	19.37%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $14,000, $32,000, $32,000, $25,000 and $28,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

STOCK INDEX FUND	SHARES

Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$29.61	$32.74	$31.35	$28.44	$24.94

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.61	0.65	0.61	0.58	0.53

Net realized and unrealized gains (losses)	15.87	(2.87)	2.18	3.35	3.68

Total from Investment Operations	16.48	(2.22)	2.79	3.93	4.21

LESS DISTRIBUTIONS PAID:

From net investment income	(0.61)	(0.65)	(0.61)	(0.57)	(0.52)

From net realized gains	(1.04)	(0.26)	(0.79)	(0.45)	(0.19)

Total Distributions Paid	(1.65)	(0.91)	(1.40)	(1.02)	(0.71)

Net Asset Value, End of Year	$44.44	$29.61	$32.74	$31.35	$28.44

Total Return(1)	56.22%	(7.10)%	9.38%	13.87%	17.06%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$11,225,431	$7,933,222	$8,512,061	$7,787,749	$7,544,579

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.10%	0.10%	0.10%	0.10%	0.10%

Expenses, before reimbursements and credits	0.13%	0.12%	0.11%	0.12%	0.11%

Net investment income, net of reimbursements and credits(2)	1.54%	1.88%	1.89%	1.86%	1.98%

Net investment income, before reimbursements and credits	1.51%	1.86%	1.88%	1.84%	1.97%

Portfolio Turnover Rate	4.66%	5.15%	6.68%	6.76%	3.88%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $85,000, $205,000, $185,000, $153,000 and $61,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1)

Argentina – 0.0%

Telecom Argentina S.A. ADR	29,214	$161

YPF S.A. ADR*	50,787	209

		370

Brazil – 3.2%

Ambev S.A.	1,369,860	3,728

Atacadao S.A.*	110,400	455

B2W Cia Digital*	63,491	686

B3 S.A. - Brasil Bolsa Balcao	600,182	5,829

Banco Bradesco S.A.*	381,460	1,589

Banco BTG Pactual S.A.*	67,200	1,156

Banco do Brasil S.A.*	246,744	1,338

Banco Inter S.A.*	28,800	800

Banco Santander Brasil S.A.	118,436	836

BB Seguridade Participacoes S.A.	199,401	859

BRF S.A.*	160,520	718

CCR S.A.	350,800	803

Centrais Eletricas Brasileiras S.A.	92,400	560

Cia de Saneamento Basico do Estado de Sao Paulo*	98,971	720

Cia Siderurgica Nacional S.A.	199,090	1,335

Cosan S.A.	73,647	1,191

CPFL Energia S.A.	66,100	359

Energisa S.A.	52,700	423

Engie Brasil Energia S.A.	58,047	433

Equatorial Energia S.A.	273,270	1,201

Hapvida Participacoes e Investimentos S.A.	320,100	845

Hypera S.A.*	115,558	659

JBS S.A.	313,836	1,678

Klabin S.A.*	205,041	1,003

Localiza Rent a Car S.A.*	177,766	1,893

Lojas Renner S.A.	236,015	1,782

Magazine Luiza S.A.	853,200	3,044

Natura & Co. Holding S.A.*	261,801	2,234

Notre Dame Intermedica Participacoes S.A.	153,900	2,267

Petrobras Distribuidora S.A.	217,000	848

Petroleo Brasileiro S.A.	1,091,278	4,647

Raia Drogasil S.A.	309,135	1,382

Rumo S.A.*	374,600	1,341

Sul America S.A.	88,930	542

Suzano S.A.*	219,156	2,679

Telefonica Brasil S.A.	150,673	1,189

TIM S.A.*	260,136	587

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

Brazil – 3.2% continued

TOTVS S.A.	139,400	$718

Ultrapar Participacoes S.A.	207,548	784

Vale S.A.	1,083,569	18,775

Via Varejo S/A*	366,100	784

WEG S.A.	246,524	3,280

		77,980

Chile – 0.5%

Banco de Chile	13,147,399	1,550

Banco de Credito e Inversiones S.A.	16,582	877

Banco Santander Chile	19,059,252	1,189

Cencosud S.A.	428,341	916

Cencosud Shopping S.A.	146,864	306

Cia Cervecerias Unidas S.A.	42,416	372

Colbun S.A.	2,261,870	440

Empresas CMPC S.A.	322,858	1,037

Empresas COPEC S.A.	115,904	1,431

Enel Americas S.A.	9,850,703	1,642

Enel Chile S.A.	7,939,909	618

Falabella S.A.	216,338	983

		11,361

China – 34.9%

21Vianet Group, Inc. ADR*	23,857	771

360 Security Technology, Inc., Class A	77,700	165

3SBio, Inc.*	355,000	314

51job, Inc. ADR*	7,478	468

AAC Technologies Holdings, Inc.	208,000	1,054

Accelink Technologies Co. Ltd., Class A	11,600	39

Addsino Co. Ltd., Class A	27,600	78

AECC Aero-Engine Control Co. Ltd., Class A	19,700	53

AECC Aviation Power Co. Ltd., Class A	45,500	316

Agile Group Holdings Ltd.	336,000	552

Agricultural Bank of China Ltd., Class A	1,324,500	687

Agricultural Bank of China Ltd., Class H	8,053,367	3,224

Aier Eye Hospital Group Co. Ltd., Class A	70,351	638

Air China Ltd., Class A	107,800	149

Air China Ltd., Class H	512,705	445

Airtac International Group	35,000	1,243

AK Medical Holdings Ltd.	110,000	141

Alibaba Group Holding Ltd. ADR*	552,933	125,367

A-Living Smart City Services Co. Ltd.	130,750	583

Aluminum Corp. of China Ltd., Class A*	210,100	121

Aluminum Corp. of China Ltd., Class H*	1,137,435	473

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Angel Yeast Co. Ltd., Class A	14,100	$119

Anhui Conch Cement Co. Ltd., Class A	74,400	582

Anhui Conch Cement Co. Ltd., Class H	363,575	2,367

Anhui Gujing Distillery Co. Ltd., Class A	6,500	209

Anhui Gujing Distillery Co. Ltd., Class B	30,900	434

Anhui Kouzi Distillery Co. Ltd., Class A	9,600	91

ANTA Sports Products Ltd.	314,432	5,146

Apeloa Pharmaceutical Co. Ltd., Class A	20,200	88

Asymchem Laboratories Tianjin Co. Ltd., Class A	4,100	181

Autobio Diagnostics Co. Ltd., Class A	4,500	76

Autohome, Inc. ADR	17,533	1,635

Avic Aviation High-Technology Co. Ltd., Class A	23,500	92

Avic Capital Co. Ltd., Class A	127,300	78

AVIC Electromechanical Systems Co. Ltd., Class A	56,100	83

AVIC Jonhon Optronic Technology Co. Ltd., Class A	18,200	188

AVIC Shenyang Aircraft Co. Ltd., Class A	20,000	198

AVIC Xi’an Aircraft Industry Group Co. Ltd., Class A	46,400	171

AviChina Industry & Technology Co. Ltd., Class H	740,313	498

AVICOPTER PLC, Class A	9,300	72

Baidu, Inc. ADR*	78,743	17,131

Bank of Beijing Co. Ltd., Class A	366,100	268

Bank of Chengdu Co. Ltd., Class A	52,100	90

Bank of China Ltd., Class A	627,000	320

Bank of China Ltd., Class H	23,162,652	8,818

Bank of Communications Co. Ltd., Class A	681,400	515

Bank of Communications Co. Ltd., Class H	2,555,117	1,628

Bank of Hangzhou Co. Ltd., Class A	102,020	262

Bank of Jiangsu Co. Ltd., Class A	281,044	277

Bank of Nanjing Co. Ltd., Class A	179,496	277

Bank of Ningbo Co. Ltd., Class A	111,200	660

Bank of Shanghai Co. Ltd., Class A	244,571	328

Baoshan Iron & Steel Co. Ltd., Class A	376,996	466

Baozun, Inc. ADR*	16,396	625

BBMG Corp., Class A	179,000	81

BeiGene Ltd. ADR*	13,308	4,632

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Beijing BDStar Navigation Co. Ltd., Class A*	11,600	$77

Beijing Capital International Airport Co. Ltd., Class H	538,000	420

Beijing Dabeinong Technology Group Co. Ltd., Class A	76,900	99

Beijing E-Hualu Information Technology Co. Ltd., Class A	11,160	43

Beijing Enlight Media Co. Ltd., Class A	44,100	81

Beijing Kunlun Tech Co. Ltd., Class A	19,700	71

Beijing New Building Materials PLC, Class A	31,900	210

Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	40,500	317

Beijing Originwater Technology Co. Ltd., Class A	80,900	99

Beijing Shiji Information Technology Co. Ltd., Class A	16,000	72

Beijing Shunxin Agriculture Co. Ltd., Class A	14,500	104

Beijing Sinnet Technology Co. Ltd., Class A	23,000	60

Beijing Thunisoft Corp. Ltd., Class A	13,900	40

Beijing Tiantan Biological Products Corp. Ltd., Class A	24,240	121

Beijing Yanjing Brewery Co. Ltd., Class A	48,500	54

Beijing-Shanghai High Speed Railway Co. Ltd., Class A	197,500	176

Betta Pharmaceuticals Co. Ltd., Class A	6,800	110

BGI Genomics Co. Ltd., Class A	7,800	147

Bilibili, Inc. ADR*	47,143	5,047

BOE Technology Group Co. Ltd., Class A	624,400	601

BYD Co. Ltd., Class A	33,600	849

BYD Co. Ltd., Class H	228,199	4,889

BYD Electronic International Co. Ltd.	192,500	1,139

By-health Co. Ltd., Class A	27,200	119

C&S Paper Co. Ltd., Class A	22,500	89

Caitong Securities Co. Ltd., Class A	61,700	105

CanSino Biologics, Inc., Class H*	21,400	813

CGN Power Co. Ltd., Class H	2,852,000	691

Chacha Food Co. Ltd., Class A	8,700	65

Changchun High & New Technology Industry Group, Inc., Class A	6,800	472

Changjiang Securities Co. Ltd., Class A	81,800	88

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	4,700	$136

Chaozhou Three-Circle Group Co. Ltd., Class A	30,900	198

Chengdu Kanghong Pharmaceutical Group Co. Ltd., Class A	13,900	62

Chifeng Jilong Gold Mining Co. Ltd., Class A*	35,900	80

China Aerospace Times Electronics Co. Ltd., Class A	46,800	51

China Aoyuan Group Ltd.	373,000	401

China Avionics Systems Co. Ltd., Class A	25,200	58

China Bohai Bank Co. Ltd., Class H*	678,000	304

China Cinda Asset Management Co. Ltd., Class H	2,530,000	528

China CITIC Bank Corp. Ltd., Class H	2,632,286	1,338

China Communications Services Corp. Ltd., Class H	735,035	330

China Conch Venture Holdings Ltd.	479,500	2,256

China Construction Bank Corp., Class A	172,000	193

China Construction Bank Corp., Class H	28,078,693	23,609

China East Education Holdings Ltd.	159,500	348

China Eastern Airlines Corp. Ltd., Class A	159,400	133

China Everbright Bank Co. Ltd., Class A	685,500	427

China Everbright Bank Co. Ltd., Class H	887,000	388

China Evergrande Group	599,411	1,143

China Feihe Ltd.	332,000	943

China Film Co. Ltd., Class A	26,700	58

China Fortune Land Development Co. Ltd., Class A	70,850	68

China Galaxy Securities Co. Ltd., Class A	73,900	117

China Galaxy Securities Co. Ltd., Class H	1,049,500	649

China Gezhouba Group Co. Ltd., Class A	84,900	98

China Great Wall Securities Co. Ltd., Class A	38,900	65

China Greatwall Technology Group Co. Ltd., Class A	57,400	131

China Hongqiao Group Ltd.	492,000	661

China Huarong Asset Management Co. Ltd., Class H	2,851,000	374

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

China International Capital Corp. Ltd., Class A*	13,800	$103

China International Capital Corp. Ltd., Class H*	384,000	935

China Jushi Co. Ltd., Class A	58,900	173

China Lesso Group Holdings Ltd.	308,000	665

China Life Insurance Co. Ltd., Class A	47,800	232

China Life Insurance Co. Ltd., Class H	2,198,544	4,552

China Literature Ltd.*	86,600	861

China Longyuan Power Group Corp. Ltd., Class H	905,473	1,238

China Medical System Holdings Ltd.	389,000	773

China Meidong Auto Holdings Ltd.	158,000	733

China Merchants Bank Co. Ltd., Class A	366,779	2,866

China Merchants Bank Co. Ltd., Class H	1,137,433	8,704

China Merchants Energy Shipping Co. Ltd., Class A	116,700	93

China Merchants Property Operation & Service Co. Ltd., Class A	18,200	55

China Merchants Securities Co. Ltd., Class A	126,310	380

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	106,800	200

China Minsheng Banking Corp. Ltd., Class A	610,540	471

China Minsheng Banking Corp. Ltd., Class H	1,721,654	1,000

China Molybdenum Co. Ltd., Class A	293,400	238

China Molybdenum Co. Ltd., Class H	957,000	585

China National Accord Medicines Corp. Ltd., Class A	6,400	41

China National Building Material Co. Ltd., Class H	1,118,000	1,622

China National Chemical Engineering Co. Ltd., Class A	77,100	82

China National Medicines Corp. Ltd., Class A	12,900	67

China National Nuclear Power Co. Ltd., Class A	311,998	262

China National Software & Service Co. Ltd., Class A	9,200	75

China Northern Rare Earth Group High-Tech Co. Ltd., Class A*	62,500	184

China Oilfield Services Ltd., Class H	490,757	506

China Pacific Insurance Group Co. Ltd., Class A	118,600	687

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

China Pacific Insurance Group Co. Ltd., Class H	807,337	$3,180

China Petroleum & Chemical Corp., Class A	472,000	312

China Petroleum & Chemical Corp., Class H	7,094,628	3,790

China Railway Group Ltd., Class A	360,800	326

China Railway Group Ltd., Class H	1,085,827	576

China Resources Pharmaceutical Group Ltd.	415,000	260

China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	21,100	79

China Shenhua Energy Co. Ltd., Class A	95,600	294

China Shenhua Energy Co. Ltd., Class H	1,004,136	2,074

China Shipbuilding Industry Co. Ltd., Class A*	392,600	245

China South Publishing & Media Group Co. Ltd., Class A	35,800	57

China Southern Airlines Co. Ltd., Class A*	176,800	186

China Southern Airlines Co. Ltd., Class H*	504,530	375

China State Construction Engineering Corp. Ltd., Class A	733,280	581

China Tourism Group Duty Free Corp. Ltd., Class A	34,600	1,623

China Tower Corp. Ltd., Class H	13,058,000	1,937

China TransInfo Technology Co. Ltd., Class A	27,400	66

China Vanke Co. Ltd., Class A	180,400	827

China Vanke Co. Ltd., Class H	483,872	1,897

China Yangtze Power Co. Ltd., Class A	393,800	1,288

China Yuhua Education Corp. Ltd.	334,000	262

China Zheshang Bank Co. Ltd., Class A	275,100	171

Chongqing Brewery Co. Ltd., Class A	7,500	128

Chongqing Changan Automobile Co. Ltd., Class A*	74,400	161

Chongqing Fuling Zhacai Group Co. Ltd., Class A	15,300	98

Chongqing Rural Commercial Bank Co. Ltd., Class A	136,800	89

Chongqing Rural Commercial Bank Co. Ltd., Class H	684,434	295

Chongqing Zhifei Biological Products Co. Ltd., Class A	27,400	724

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

CIFI Holdings Group Co. Ltd.	940,973	$916

CITIC Ltd.	1,715,803	1,627

CITIC Securities Co. Ltd., Class A	195,900	715

CITIC Securities Co. Ltd., Class H	622,000	1,431

Contemporary Amperex Technology Co. Ltd., Class A	40,900	2,021

COSCO SHIPPING Energy Transportation Co. Ltd., Class A	59,600	60

COSCO SHIPPING Holdings Co. Ltd., Class A*	171,600	356

COSCO SHIPPING Holdings Co. Ltd., Class H*	750,500	972

Country Garden Holdings Co. Ltd.	2,246,879	2,889

Country Garden Services Holdings Co. Ltd.	427,000	4,355

CSC Financial Co. Ltd., Class A	47,600	231

CSPC Pharmaceutical Group Ltd.	2,671,360	3,241

Da An Gene Co. Ltd. of Sun Yat-Sen University, Class A	15,100	70

Dali Foods Group Co. Ltd.	593,000	337

Daqin Railway Co. Ltd., Class A	255,900	274

Daqo New Energy Corp. ADR*	15,405	1,163

DaShenLin Pharmaceutical Group Co. Ltd., Class A	12,600	161

DHC Software Co. Ltd., Class A	72,400	82

Dong-E-E-Jiao Co. Ltd., Class A	11,200	65

Dongfang Electric Corp. Ltd., Class A	60,600	118

Dongfeng Motor Group Co. Ltd., Class H	777,169	725

Dongxing Securities Co. Ltd., Class A	35,200	59

DouYu International Holdings Ltd. ADR*	27,952	291

East Group Co. Ltd., Class A	37,600	37

East Money Information Co. Ltd., Class A	154,320	644

Ecovacs Robotics Co. Ltd., Class A*	7,800	163

ENN Energy Holdings Ltd.	230,779	3,707

Eve Energy Co. Ltd., Class A	32,596	376

Ever Sunshine Lifestyle Services Group Ltd.	188,000	476

Everbright Securities Co. Ltd., Class A	65,098	162

Fangda Carbon New Material Co. Ltd., Class A*	55,582	69

FAW Jiefang Group Co. Ltd., Class A*	49,000	82

Fiberhome Telecommunication Technologies Co. Ltd., Class A	23,200	65

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Financial Street Holdings Co. Ltd., Class A	40,800	$43

First Capital Securities Co. Ltd., Class A	72,300	85

Focus Media Information Technology Co. Ltd., Class A	248,400	353

Foshan Haitian Flavouring & Food Co. Ltd., Class A	46,404	1,134

Fosun International Ltd.	734,365	1,029

Founder Securities Co. Ltd., Class A*	133,500	177

Foxconn Industrial Internet Co. Ltd., Class A	121,600	267

Fu Jian Anjoy Foods Co. Ltd., Class A	4,100	131

Fujian Sunner Development Co. Ltd., Class A	25,600	101

Fuyao Glass Industry Group Co. Ltd., Class A	34,392	243

Fuyao Glass Industry Group Co. Ltd., Class H	144,000	861

Ganfeng Lithium Co. Ltd., Class A	18,800	272

G-bits Network Technology Xiamen Co. Ltd., Class A	1,300	74

GCL System Integration Technology Co. Ltd., Class A*	78,000	39

GDS Holdings Ltd. ADR*	26,051	2,112

GEM Co. Ltd., Class A	78,800	104

Gemdale Corp., Class A	77,700	143

Genscript Biotech Corp.	314,000	555

GF Securities Co. Ltd., Class A	98,593	236

GF Securities Co. Ltd., Class H	368,000	565

Giant Network Group Co. Ltd., Class A	39,100	87

Gigadevice Semiconductor Beijing, Inc., Class A	7,700	202

GoerTek, Inc., Class A	56,900	237

GOME Retail Holdings Ltd.*	3,522,970	654

Gotion High-tech Co. Ltd., Class A*	20,200	112

Great Wall Motor Co. Ltd., Class A	41,600	192

Great Wall Motor Co. Ltd., Class H	906,296	2,531

Greenland Holdings Corp. Ltd., Class A	152,500	130

Greentown China Holdings Ltd.	253,000	328

Greentown Service Group Co. Ltd.	414,000	630

GRG Banking Equipment Co. Ltd., Class A	41,400	72

GSX Techedu, Inc. ADR*	22,729	770

Guangdong Haid Group Co. Ltd., Class A	27,200	324

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Guangdong HEC Technology Holding Co. Ltd., Class A*	41,300	$31

Guangdong Hongda Blasting Co. Ltd., Class A	12,100	57

Guangdong Kinlong Hardware Products Co. Ltd., Class A	6,400	162

Guangdong Xinbao Electrical Appliances Holdings Co. Ltd., Class A	11,200	60

Guanghui Energy Co. Ltd., Class A*	102,200	48

Guangzhou Automobile Group Co. Ltd., Class H	843,664	710

Guangzhou Baiyun International Airport Co. Ltd., Class A	45,000	92

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	21,900	93

Guangzhou Haige Communications Group, Inc. Co., Class A	35,000	54

Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	7,000	136

Guangzhou R&F Properties Co. Ltd., Class H	485,214	641

Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	11,900	237

Guangzhou Tinci Materials Technology Co. Ltd., Class A	11,200	140

Guangzhou Wondfo Biotech Co. Ltd., Class A	5,900	74

Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A	45,900	98

Guolian Securities Co. Ltd., Class A*	33,300	77

Guosen Securities Co. Ltd., Class A	71,700	131

Guotai Junan Securities Co. Ltd., Class A	129,400	321

Guoyuan Securities Co. Ltd., Class A	79,560	94

Haidilao International Holding Ltd.	239,000	1,639

Haier Smart Home Co. Ltd., Class A	115,397	550

Haier Smart Home Co. Ltd., Class H*	574,200	2,313

Haitian International Holdings Ltd.	200,000	799

Haitong Securities Co. Ltd., Class A	166,200	280

Haitong Securities Co. Ltd., Class H	818,433	758

Hangzhou First Applied Material Co. Ltd., Class A	9,300	123

Hangzhou Robam Appliances Co. Ltd., Class A	16,300	91

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Hangzhou Silan Microelectronics Co. Ltd., Class A	22,900	$85

Hangzhou Tigermed Consulting Co. Ltd., Class A	6,400	147

Hangzhou Tigermed Consulting Co. Ltd., Class H*	35,900	713

Hansoh Pharmaceutical Group Co. Ltd.*	340,000	1,631

Hefei Meiya Optoelectronic Technology, Inc., Class A	9,700	63

Heilongjiang Agriculture Co. Ltd., Class A	30,600	73

Henan Shuanghui Investment & Development Co. Ltd., Class A	49,100	308

Hengan International Group Co. Ltd.	187,898	1,235

Hengli Petrochemical Co. Ltd., Class A	99,660	448

Hengtong Optic-electric Co. Ltd., Class A	70,560	132

Hengyi Petrochemical Co. Ltd., Class A	57,330	129

Hesteel Co. Ltd., Class A*	142,400	51

Hithink RoyalFlush Information Network Co. Ltd., Class A	9,300	170

Hongfa Technology Co. Ltd., Class A	12,800	96

Hua Hong Semiconductor Ltd.*	153,000	848

Huaan Securities Co. Ltd., Class A	62,300	61

Huadian Power International Corp. Ltd., Class A	121,800	69

Huadong Medicine Co. Ltd., Class A	32,720	184

Huagong Tech Co. Ltd., Class A	17,300	55

Hualan Biological Engineering, Inc., Class A	34,070	207

Huaneng Power International, Inc., Class A	126,200	85

Huaneng Power International, Inc., Class H	1,080,501	384

Huatai Securities Co. Ltd., Class A	126,600	328

Huatai Securities Co. Ltd., Class H	446,600	686

Huaxi Securities Co. Ltd., Class A	45,200	69

Huaxia Bank Co. Ltd., Class A	206,490	203

Huaxin Cement Co. Ltd., Class A	23,400	85

Huayu Automotive Systems Co. Ltd., Class A	54,500	230

Huazhu Group Ltd. ADR*	46,662	2,562

Hubei Biocause Pharmaceutical Co. Ltd., Class A	71,100	45

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	14,000	$43

Humanwell Healthcare Group Co. Ltd., Class A	29,700	140

Hunan Valin Steel Co. Ltd., Class A	105,500	113

Hundsun Technologies, Inc., Class A	18,135	233

HUYA, Inc. ADR*	22,142	431

Iflytek Co. Ltd., Class A	35,900	266

Industrial & Commercial Bank of China Ltd., Class A	941,800	796

Industrial & Commercial Bank of China Ltd., Class H	17,737,023	12,752

Industrial Bank Co. Ltd., Class A	372,300	1,371

Industrial Securities Co. Ltd., Class A	128,600	166

Ingenic Semiconductor Co. Ltd., Class A*	7,600	71

Inner Mongolia BaoTou Steel Union Co. Ltd., Class A*	873,200	209

Inner Mongolia First Machinery Group Co. Ltd., Class A	29,000	44

Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	131,000	106

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	109,900	673

Innovent Biologics, Inc.*	283,000	2,889

Inspur Electronic Information Industry Co. Ltd., Class A	29,456	124

Intco Medical Technology Co. Ltd., Class A	5,900	146

iQIYI, Inc. ADR*	81,803	1,360

JA Solar Technology Co. Ltd., Class A*	17,900	79

Jafron Biomedical Co. Ltd., Class A	13,500	157

Jason Furniture Hangzhou Co. Ltd., Class A	10,600	131

JCET Group Co. Ltd., Class A*	27,100	142

JD Health International, Inc.*	84,450	1,221

JD.com, Inc. ADR*	252,604	21,302

Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	42,400	49

Jiangsu Expressway Co. Ltd., Class H	344,000	429

Jiangsu Hengli Hydraulic Co. Ltd., Class A	21,868	299

Jiangsu Hengrui Medicine Co. Ltd., Class A	96,588	1,360

Jiangsu King’s Luck Brewery JSC Ltd., Class A	24,100	180

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Jiangsu Shagang Co. Ltd., Class A	28,700	$40

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	26,700	672

Jiangsu Yangnong Chemical Co. Ltd., Class A	5,300	97

Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	19,800	79

Jiangsu Zhongnan Construction Group Co. Ltd., Class A	79,600	85

Jiangsu Zhongtian Technology Co. Ltd., Class A	52,400	92

Jiangxi Copper Co. Ltd., Class A	33,099	113

Jiangxi Copper Co. Ltd., Class H	338,000	652

Jiangxi Zhengbang Technology Co. Ltd., Class A	52,600	122

Jilin Aodong Pharmaceutical Group Co. Ltd., Class A	20,000	49

Jinke Properties Group Co. Ltd., Class A	89,000	90

Jinxin Fertility Group Ltd.	380,000	823

Jinyu Bio-Technology Co. Ltd., Class A	12,000	35

JiuGui Liquor Co. Ltd., Class A	5,500	128

Jiumaojiu International Holdings Ltd.*	185,000	742

Joincare Pharmaceutical Group Industry Co. Ltd., Class A	34,700	68

Jointown Pharmaceutical Group Co. Ltd., Class A*	23,300	64

Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	15,400	114

Joyoung Co. Ltd., Class A	13,200	62

JOYY, Inc. ADR	17,086	1,601

Juewei Food Co. Ltd., Class A	11,600	136

Kaisa Group Holdings Ltd.*	707,000	350

KE Holdings, Inc. ADR*	36,050	2,054

Kingdee International Software Group Co. Ltd.*	716,000	2,255

Kingfa Sci & Tech Co. Ltd., Class A	43,600	145

Kingsoft Cloud Holdings Ltd. ADR*	15,374	605

Kingsoft Corp. Ltd.	244,903	1,647

Koolearn Technology Holding Ltd.*	64,000	146

Kuaishou Technology*	58,600	2,035

Kuang-Chi Technologies Co. Ltd., Class A*	35,800	110

Kweichow Moutai Co. Ltd., Class A	21,995	6,760

KWG Group Holdings Ltd.	378,500	649

Lakala Payment Co. Ltd., Class A	20,200	93

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Laobaixing Pharmacy Chain JSC, Class A	7,840	$82

Lenovo Group Ltd.	2,100,000	3,004

Lens Technology Co. Ltd., Class A	86,300	345

Leo Group Co. Ltd., Class A	116,300	52

Lepu Medical Technology Beijing Co. Ltd., Class A	32,100	144

Leyard Optoelectronic Co. Ltd., Class A	43,700	48

Li Auto, Inc. ADR*	52,968	1,324

Li Ning Co. Ltd.	615,000	4,018

Liaoning Cheng Da Co. Ltd., Class A	26,300	82

Lingyi iTech Guangdong Co., Class A	118,000	147

Livzon Pharmaceutical Group, Inc., Class A	10,600	68

Logan Group Co. Ltd.	423,000	714

Lomon Billions Group Co. Ltd., Class A	43,700	191

Longfor Group Holdings Ltd.	527,231	3,511

LONGi Green Energy Technology Co. Ltd., Class A	64,587	877

Luenmei Quantum Co. Ltd., Class A	26,200	42

Lufax Holding Ltd. ADR*	48,572	705

Luxshare Precision Industry Co. Ltd., Class A	126,605	657

Luzhou Laojiao Co. Ltd., Class A	25,100	865

Maccura Biotechnology Co. Ltd., Class A	12,500	78

Mango Excellent Media Co. Ltd., Class A	29,570	263

Maxscend Microelectronics Co. Ltd., Class A	2,500	233

Meinian Onehealth Healthcare Holdings Co. Ltd., Class A*	74,176	175

Meituan, Class B*	1,052,600	40,551

Metallurgical Corp. of China Ltd., Class A	307,400	161

Microport Scientific Corp.	207,000	1,172

Midea Group Co. Ltd., Class A	64,700	812

Ming Yuan Cloud Group Holdings Ltd.*	109,000	504

Minth Group Ltd.	216,000	901

Momo, Inc. ADR	43,072	635

Muyuan Foods Co. Ltd., Class A	64,056	982

NanJi E-Commerce Co. Ltd., Class A	42,000	59

Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	16,080	98

Nanjing Securities Co. Ltd., Class A	54,800	85

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

NARI Technology Co. Ltd., Class A	79,585	$379

NAURA Technology Group Co. Ltd., Class A	8,500	188

NavInfo Co. Ltd., Class A	33,500	75

NetEase, Inc. ADR	121,313	12,527

New China Life Insurance Co. Ltd., Class A	35,900	266

New China Life Insurance Co. Ltd., Class H	237,052	920

New Hope Liuhe Co. Ltd., Class A	72,400	221

New Oriental Education & Technology Group, Inc. ADR*	448,357	6,277

Ninestar Corp., Class A	20,400	78

Ningbo Joyson Electronic Corp., Class A	21,800	60

Ningbo Tuopu Group Co. Ltd., Class A	18,100	93

NIO, Inc. ADR*	374,638	14,603

Noah Holdings Ltd. ADR*	9,530	423

Nongfu Spring Co. Ltd., Class H*	85,400	428

Northeast Securities Co. Ltd., Class A	40,300	53

Oceanwide Holdings Co. Ltd., Class A	74,500	31

Offcn Education Technology Co. Ltd., Class A	25,800	111

Offshore Oil Engineering Co. Ltd., Class A	50,500	35

OFILM Group Co. Ltd., Class A	45,000	60

Oppein Home Group, Inc., Class A	6,720	162

Orient Securities Co. Ltd., Class A	102,687	139

Oriental Pearl Group Co. Ltd., Class A	51,980	76

Ovctek China, Inc., Class A	11,500	159

Pacific Securities (The) Co. Ltd., Class A*	117,300	58

Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A*	131,000	44

People’s Insurance Co. Group of China (The) Ltd., Class A	103,700	94

People’s Insurance Co. Group of China (The) Ltd., Class H	2,400,535	779

Perfect World Co. Ltd., Class A	33,450	101

PetroChina Co. Ltd., Class A	371,700	244

PetroChina Co. Ltd., Class H	6,143,438	2,222

Pharmaron Beijing Co. Ltd., Class H	36,000	685

PICC Property & Casualty Co. Ltd., Class H	2,085,359	1,812

Pinduoduo, Inc. ADR*	114,880	15,380

Ping An Bank Co. Ltd., Class A	348,400	1,168

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Ping An Healthcare and Technology Co. Ltd.*	151,800	$1,914

Ping An Insurance Group Co. of China Ltd., Class A	191,735	2,306

Ping An Insurance Group Co. of China Ltd., Class H	1,729,906	20,659

Poly Developments and Holdings Group Co. Ltd., Class A	205,400	447

Poly Property Services Co. Ltd.	32,400	226

Postal Savings Bank of China Co. Ltd., Class A	454,300	406

Postal Savings Bank of China Co. Ltd., Class H	2,922,000	2,185

Power Construction Corp. of China Ltd., Class A	278,300	175

Proya Cosmetics Co. Ltd., Class A	3,400	83

Qianhe Condiment and Food Co. Ltd., Class A	14,100	80

Qingdao Rural Commercial Bank Corp., Class A	80,300	54

RiseSun Real Estate Development Co. Ltd., Class A	74,300	73

RLX Technology, Inc. ADR*	33,024	342

Rongsheng Petro Chemical Co. Ltd., Class A	95,700	404

SAIC Motor Corp. Ltd., Class A	134,193	403

Sanan Optoelectronics Co. Ltd., Class A	78,600	281

Sangfor Technologies, Inc., Class A	6,700	253

Sanquan Food Co. Ltd., Class A	13,700	47

Sany Heavy Industry Co. Ltd., Class A	154,100	806

SDIC Capital Co. Ltd., Class A	67,600	126

SDIC Power Holdings Co. Ltd., Class A	114,300	173

Sealand Securities Co. Ltd., Class A	95,440	65

Seazen Group Ltd.*	624,000	769

Seazen Holdings Co. Ltd., Class A	38,194	285

SF Holding Co. Ltd., Class A	82,200	1,020

SG Micro Corp., Class A	2,600	92

Shaanxi Coal Industry Co. Ltd., Class A	150,200	254

Shandong Buchang Pharmaceuticals Co. Ltd., Class A	19,856	69

Shandong Gold Mining Co. Ltd., Class A	60,137	196

Shandong Gold Mining Co. Ltd., Class H	172,500	324

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	27,800	$160

Shandong Linglong Tyre Co. Ltd., Class A	27,700	199

Shandong Nanshan Aluminum Co. Ltd., Class A	188,800	100

Shandong Pharmaceutical Glass Co. Ltd., Class A	14,900	90

Shandong Sinocera Functional Material Co. Ltd., Class A	12,800	83

Shandong Sun Paper Industry JSC Ltd., Class A	53,800	130

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	712,116	1,410

Shanghai Bairun Investment Holding Group Co. Ltd., Class A	9,000	150

Shanghai Baosight Software Co. Ltd., Class A	17,000	152

Shanghai Construction Group Co. Ltd., Class A	174,100	80

Shanghai Electric Group Co. Ltd., Class A*	161,200	136

Shanghai Electric Power Co. Ltd., Class A	45,000	54

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	35,500	216

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	156,500	669

Shanghai International Airport Co. Ltd., Class A*	15,800	140

Shanghai International Port Group Co. Ltd., Class A	195,000	142

Shanghai Jahwa United Co. Ltd., Class A	11,500	84

Shanghai Jinjiang International Hotels Co. Ltd., Class A	13,800	117

Shanghai Lingang Holdings Corp. Ltd., Class A	17,400	49

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	305,401	269

Shanghai M&G Stationery, Inc., Class A	15,800	206

Shanghai Pharmaceuticals Holding Co. Ltd., Class A	29,500	88

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	230,447	453

Shanghai Pudong Development Bank Co. Ltd., Class A	530,592	890

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Shanghai Putailai New Energy Technology Co. Ltd., Class A	8,200	$119

Shanghai RAAS Blood Products Co. Ltd., Class A	94,600	107

Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	54,500	89

Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	23,500	60

Shanxi Coking Coal Energy Group Co. Ltd., Class A	56,420	43

Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	27,200	25

Shanxi Meijin Energy Co. Ltd., Class A*	81,300	89

Shanxi Securities Co. Ltd., Class A	48,230	52

Shanxi Taigang Stainless Steel Co. Ltd., Class A	91,300	64

Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	15,600	795

Shenergy Co. Ltd., Class A	111,400	105

Shengyi Technology Co. Ltd., Class A	41,800	145

Shennan Circuits Co. Ltd., Class A	9,380	126

Shenwan Hongyuan Group Co. Ltd., Class A	387,900	275

Shenzhen Airport Co. Ltd., Class A	34,800	47

Shenzhen Capchem Technology Co. Ltd., Class A	7,200	84

Shenzhen Energy Group Co. Ltd., Class A	63,055	108

Shenzhen Goodix Technology Co. Ltd., Class A	7,700	132

Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A	13,800	36

Shenzhen Inovance Technology Co. Ltd., Class A	29,200	382

Shenzhen Kaifa Technology Co. Ltd., Class A	18,700	55

Shenzhen Kangtai Biological Products Co. Ltd., Class A	11,500	241

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	17,400	1,063

Shenzhen MTC Co. Ltd., Class A*	77,000	63

Shenzhen Overseas Chinese Town Co. Ltd., Class A	154,400	241

Shenzhen S.C. New Energy Technology Corp., Class A	5,300	88

Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	18,000	104

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Shenzhen Sunway Communication Co. Ltd., Class A	15,400	$67

Shenzhou International Group Holdings Ltd.	242,700	5,045

Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	19,100	72

Siasun Robot & Automation Co. Ltd., Class A*	22,500	39

Sichuan Chuantou Energy Co. Ltd., Class A	83,800	160

Sichuan Kelun Pharmaceutical Co. Ltd., Class A	29,000	98

Sichuan Swellfun Co. Ltd., Class A	8,400	92

Silergy Corp.	22,000	1,803

Sinolink Securities Co. Ltd., Class A	48,400	100

Sinoma Science & Technology Co. Ltd., Class A	37,400	134

Sinopec Shanghai Petrochemical Co. Ltd., Class A	144,100	78

Sinopharm Group Co. Ltd., Class H	385,114	933

Sinotrans Ltd., Class A	75,400	50

Sinotruk Hong Kong Ltd.	194,500	584

Skshu Paint Co. Ltd., Class A	4,500	137

Smoore International Holdings Ltd.*	192,000	1,172

Songcheng Performance Development Co. Ltd., Class A	43,200	142

SooChow Securities Co. Ltd., Class A	67,110	99

Southwest Securities Co. Ltd., Class A	131,700	94

Spring Airlines Co. Ltd., Class A	14,200	129

STO Express Co. Ltd., Class A	26,300	37

Sunac China Holdings Ltd.	752,000	3,239

Sungrow Power Supply Co. Ltd., Class A	24,700	272

Suning.com Co. Ltd., Class A	149,100	157

Sunny Optical Technology Group Co. Ltd.	207,125	4,783

Sunwoda Electronic Co. Ltd., Class A	22,300	66

Suofeiya Home Collection Co. Ltd., Class A	5,700	29

Suzhou Dongshan Precision

Manufacturing Co. Ltd., Class A	30,300	85

Suzhou Gold Mantis Construction

Decoration Co. Ltd., Class A	45,900	66

TAL Education Group ADR*	111,143	5,985

Tangshan Jidong Cement Co. Ltd., Class A	23,200	55

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

TBEA Co. Ltd., Class A	69,000	$118

TCL Technology Group Corp., Class A	244,900	349

Tencent Holdings Ltd.	1,679,589	132,414

Tencent Music Entertainment Group ADR*	108,058	2,214

Thunder Software Technology Co. Ltd., Class A	7,200	134

Tianfeng Securities Co. Ltd., Class A	90,500	70

Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	12,200	64

Tianjin Chase Sun Pharmaceutical Co. Ltd., Class A	51,700	32

Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	55,900	243

Tianma Microelectronics Co. Ltd., Class A	51,500	110

Tianshui Huatian Technology Co. Ltd., Class A	57,200	102

Tingyi Cayman Islands Holding Corp.	564,435	1,038

Toly Bread Co. Ltd., Class A	9,200	67

Tongcheng-Elong Holdings Ltd.*	244,400	553

TongFu Microelectronics Co. Ltd., Class A*	22,400	67

Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	44,400	84

Tongkun Group Co. Ltd., Class A	31,600	100

Tongling Nonferrous Metals Group Co. Ltd., Class A	218,400	89

Tongwei Co. Ltd., Class A	72,800	366

Topchoice Medical Corp., Class A*	5,400	207

Topsec Technologies Group, Inc., Class A*	19,900	61

Topsports International Holdings Ltd.	355,000	531

Transfar Zhilian Co. Ltd., Class A	41,000	45

TravelSky Technology Ltd., Class H	275,000	646

Trip.com Group Ltd. ADR*	138,771	5,499

Tsingtao Brewery Co. Ltd., Class A	12,800	166

Tsingtao Brewery Co. Ltd., Class H	135,767	1,207

Unigroup Guoxin Microelectronics Co. Ltd., Class A	10,400	171

Uni-President China Holdings Ltd.	383,000	466

Unisplendour Corp. Ltd., Class A	48,048	146

Universal Scientific Industrial Shanghai Co. Ltd., Class A	27,800	82

Vipshop Holdings Ltd. ADR*	130,277	3,890

Visionox Technology, Inc., Class A*	36,400	52

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Walvax Biotechnology Co. Ltd., Class A	27,100	$187

Wangfujing Group Co. Ltd., Class A	13,600	62

Wangsu Science & Technology Co. Ltd., Class A	42,900	42

Wanhua Chemical Group Co. Ltd., Class A	53,600	867

Want Want China Holdings Ltd.	1,460,870	1,097

Weibo Corp. ADR*	16,697	843

Weichai Power Co. Ltd., Class A	101,700	300

Weichai Power Co. Ltd., Class H	571,812	1,422

Weifu High-Technology Group Co. Ltd., Class A	13,000	47

Weihai Guangwei Composites Co. Ltd., Class A	8,900	94

Weimob, Inc.*	468,000	1,066

Wens Foodstuffs Group Co. Ltd., Class A	109,700	283

Western Securities Co. Ltd., Class A	61,100	82

Will Semiconductor Co. Ltd. Shanghai, Class A	14,800	581

Wingtech Technology Co. Ltd., Class A	22,200	334

Winning Health Technology Group Co. Ltd., Class A	43,030	108

Wuchan Zhongda Group Co. Ltd., Class A	67,000	50

Wuhan Guide Infrared Co. Ltd., Class A	29,410	161

Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	36,500	122

Wuhu Token Science Co. Ltd., Class A	42,000	48

Wuliangye Yibin Co. Ltd., Class A	68,100	2,793

WUS Printed Circuit Kunshan Co. Ltd., Class A	33,800	86

WuXi AppTec Co. Ltd., Class A	36,660	787

WuXi AppTec Co. Ltd., Class H	81,676	1,615

Wuxi Biologics Cayman, Inc.*	957,000	12,072

Wuxi Lead Intelligent Equipment Co. Ltd., Class A	17,300	210

Wuxi Taiji Industry Co. Ltd., Class A	36,200	46

XCMG Construction Machinery Co. Ltd., Class A	164,200	191

Xiamen C & D, Inc., Class A	45,000	58

Xiamen Intretech, Inc., Class A	7,800	76

Xiamen Tungsten Co. Ltd., Class A	24,200	68

Xiaomi Corp., Class B*	4,181,800	13,988

Xinhu Zhongbao Co. Ltd., Class A	163,100	76

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Xinjiang Goldwind Science & Technology Co. Ltd., Class A	63,800	$138

Xinjiang Goldwind Science & Technology Co. Ltd., Class H	219,836	415

Xinyi Solar Holdings Ltd.	1,247,879	2,092

XPeng, Inc. ADR*	49,959	1,824

Yadea Group Holdings Ltd.	302,000	674

Yango Group Co. Ltd., Class A	95,800	89

Yantai Eddie Precision Machinery Co. Ltd., Class A	10,100	93

Yantai Jereh Oilfield Services Group Co. Ltd., Class A	17,100	92

Yanzhou Coal Mining Co. Ltd., Class A	39,100	79

Yanzhou Coal Mining Co. Ltd., Class H	441,138	524

Yealink Network Technology Corp. Ltd., Class A	14,400	150

Yifan Pharmaceutical Co. Ltd., Class A	21,200	66

Yifeng Pharmacy Chain Co. Ltd., Class A	10,120	137

Yihai International Holding Ltd.*	141,000	1,468

Yihai Kerry Arawana Holdings Co. Ltd., Class A*	21,600	256

Yintai Gold Co. Ltd., Class A	71,900	98

Yonghui Superstores Co. Ltd., Class A	165,300	172

Yonyou Network Technology Co. Ltd., Class A	62,835	344

Youngor Group Co. Ltd., Class A	86,300	107

YTO Express Group Co. Ltd., Class A	54,800	93

Yuan Longping High-tech Agriculture Co. Ltd., Class A*	19,100	52

Yum China Holdings, Inc.	116,968	6,926

Yunda Holding Co. Ltd., Class A	41,450	89

Yunnan Baiyao Group Co. Ltd., Class A	21,500	396

Yunnan Energy New Material Co. Ltd., Class A	14,200	243

Zai Lab Ltd. ADR*	20,464	2,731

Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	10,393	457

Zhaojin Mining Industry Co. Ltd., Class H	323,000	295

Zhejiang Century Huatong Group Co. Ltd., Class A*	145,460	158

Zhejiang Chint Electrics Co. Ltd., Class A	36,494	203

Zhejiang Dahua Technology Co. Ltd., Class A	48,500	183

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

China – 34.9% continued

Zhejiang Dingli Machinery Co. Ltd., Class A	8,340	$123

Zhejiang Expressway Co. Ltd., Class H	397,294	352

Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	23,210	91

Zhejiang Huayou Cobalt Co. Ltd., Class A*	18,950	200

Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	22,000	111

Zhejiang Juhua Co. Ltd., Class A	47,200	66

Zhejiang Longsheng Group Co. Ltd., Class A	50,800	113

Zhejiang NHU Co. Ltd., Class A	36,700	215

Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	60,920	192

Zhejiang Semir Garment Co. Ltd., Class A	38,700	60

Zhejiang Supor Co. Ltd., Class A	9,400	103

Zhejiang Weixing New Building Materials Co. Ltd., Class A	27,000	104

Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	10,100	91

Zhengzhou Yutong Bus Co. Ltd., Class A	43,300	95

Zhenro Properties Group Ltd.	446,000	316

Zheshang Securities Co. Ltd., Class A	76,400	149

ZhongAn Online P&C Insurance Co. Ltd., Class H*	107,200	653

Zhongji Innolight Co. Ltd., Class A	15,400	83

Zhongjin Gold Corp. Ltd., Class A	83,400	106

Zhongsheng Group Holdings Ltd.	162,500	1,146

Zhongtian Financial Group Co. Ltd., Class A*	120,600	54

Zhuzhou CRRC Times Electric Co. Ltd., Class H	158,174	593

Zijin Mining Group Co. Ltd., Class A	342,100	506

Zijin Mining Group Co. Ltd., Class H	1,686,162	2,094

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	111,600	217

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	392,400	563

ZTE Corp., Class A	67,500	302

ZTE Corp., Class H	228,317	584

ZTO Express Cayman, Inc. ADR	118,541	3,455

		841,471

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

Colombia – 0.1%

Bancolombia S.A.	72,621	$570

Ecopetrol S.A.	1,508,594	975

Grupo de Inversiones Suramericana S.A.	67,303	399

Interconexion Electrica S.A. ESP	124,376	764

		2,708

Czech Republic – 0.1%

CEZ A.S.	46,334	1,145

Komercni banka A.S.*	22,593	697

Moneta Money Bank A.S.*	182,824	682

		2,524

Egypt – 0.1%

Commercial International Bank Egypt S.A.E.	400,715	1,473

Eastern Co. S.A.E.	290,572	211

ElSewedy Electric Co.	220,868	127

		1,811

Greece – 0.1%

FF Group(2) *	18,664	—

Hellenic Telecommunications Organization S.A.	70,211	1,127

JUMBO S.A.	33,343	611

OPAP S.A.	58,955	797

		2,535

Hong Kong – 2.3%

Alibaba Health Information Technology Ltd.*	1,170,000	3,330

Alibaba Pictures Group Ltd.*	3,380,000	441

Beijing Enterprises Holdings Ltd.	174,771	618

Beijing Enterprises Water Group Ltd.*	1,695,886	645

Bosideng International Holdings Ltd.	908,000	409

Brilliance China Automotive Holdings Ltd.	869,944	817

China Education Group Holdings Ltd.	240,000	428

China Everbright Environment Group Ltd.	1,155,629	784

China Everbright Ltd.	283,110	371

China Gas Holdings Ltd.	762,495	3,124

China Huishan Dairy Holdings Co. Ltd.(2) *	1,922,380	—

China Jinmao Holdings Group Ltd.	1,715,791	690

China Mengniu Dairy Co. Ltd.*	803,870	4,615

China Merchants Port Holdings Co. Ltd.	444,329	681

China Overseas Land & Investment Ltd.	1,121,695	2,924

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

Hong Kong – 2.3% continued

China Overseas Property Holdings Ltd.	375,000	$352

China Power International Development Ltd.	1,219,000	284

China Resources Beer Holdings Co. Ltd.	424,948	3,339

China Resources Cement Holdings Ltd.	706,000	794

China Resources Gas Group Ltd.	271,958	1,512

China Resources Land Ltd.	937,432	4,541

China Resources Power Holdings Co. Ltd.	577,735	768

China State Construction International Holdings Ltd.	565,600	388

China Taiping Insurance Holdings Co. Ltd.	464,304	950

China Traditional Chinese Medicine Holdings Co. Ltd.	798,000	499

China Youzan Ltd.*	3,936,000	1,313

COSCO SHIPPING Ports Ltd.	556,821	406

Far East Horizon Ltd.	604,000	726

Geely Automobile Holdings Ltd.	1,735,641	4,449

Guangdong Investment Ltd.	860,514	1,402

Hopson Development Holdings Ltd.	186,000	671

Hutchison China MediTech Ltd. ADR*	20,420	577

Kingboard Holdings Ltd.	200,000	1,084

Kingboard Laminates Holdings Ltd.	308,000	673

Kunlun Energy Co. Ltd.	1,113,230	1,171

Lee & Man Paper Manufacturing Ltd.	362,000	333

Nine Dragons Paper Holdings Ltd.	467,923	688

Shanghai Industrial Urban Development Group Ltd.(3)	1	—

Shenzhen International Holdings Ltd.	349,255	586

Shenzhen Investment Ltd.	936,200	326

Shimao Group Holdings Ltd.	354,903	1,117

Sino Biopharmaceutical Ltd.	3,010,750	3,017

SSY Group Ltd.	440,000	256

Sun Art Retail Group Ltd.	568,000	466

Vinda International Holdings Ltd.	103,000	348

Wharf Holdings (The) Ltd.	441,000	1,169

Yuexiu Property Co. Ltd.	1,998,000	453

		54,535

Hungary – 0.2%

MOL Hungarian Oil & Gas PLC*	115,314	835

OTP Bank Nyrt.*	65,809	2,811

Richter Gedeon Nyrt.	41,659	1,230

		4,876

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

India – 9.4%

ACC Ltd.	22,187	$579

Adani Green Energy Ltd.*	114,452	1,730

Adani Ports & Special Economic Zone Ltd.	150,087	1,445

Ambuja Cements Ltd.	199,447	844

Apollo Hospitals Enterprise Ltd.	25,804	1,026

Asian Paints Ltd.	111,477	3,875

Aurobindo Pharma Ltd.	83,920	1,013

Avenue Supermarts Ltd.*	47,562	1,863

Axis Bank Ltd.*	662,903	6,347

Bajaj Auto Ltd.	19,663	988

Bajaj Finance Ltd.	79,344	5,607

Bajaj Finserv Ltd.	10,903	1,441

Balkrishna Industries Ltd.	26,332	609

Bandhan Bank Ltd.*	207,877	968

Berger Paints India Ltd.	69,548	729

Bharat Forge Ltd.	64,960	531

Bharat Petroleum Corp. Ltd.	185,096	1,085

Bharti Airtel Ltd.	718,490	5,091

Biocon Ltd.*	124,870	700

Britannia Industries Ltd.	31,203	1,548

Cipla Ltd.	130,803	1,460

Coal India Ltd.	355,985	636

Colgate-Palmolive India Ltd.	36,500	779

Container Corp. of India Ltd.	81,125	665

Dabur India Ltd.	152,937	1,131

Divi’s Laboratories Ltd.*	39,046	1,939

DLF Ltd.	187,496	739

Dr. Reddy’s Laboratories Ltd.	33,867	2,094

Eicher Motors Ltd.*	40,255	1,435

GAIL India Ltd.	453,020	842

Godrej Consumer Products Ltd.*	117,546	1,175

Grasim Industries Ltd.	87,709	1,745

Havells India Ltd.	62,108	895

HCL Technologies Ltd.	314,753	4,237

HDFC Asset Management Co. Ltd.	15,813	633

HDFC Life Insurance Co. Ltd.*	237,651	2,268

Hero MotoCorp Ltd.	35,688	1,424

Hindalco Industries Ltd.	461,130	2,070

Hindustan Petroleum Corp. Ltd.	192,249	618

Hindustan Unilever Ltd.	240,265	7,999

Housing Development Finance Corp. Ltd.	499,191	17,119

ICICI Bank Ltd.*	1,493,308	11,930

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

India – 9.4% continued

ICICI Lombard General Insurance Co. Ltd.	66,087	$1,297

ICICI Prudential Life Insurance Co. Ltd.*	104,603	638

Indian Oil Corp. Ltd.	541,627	682

Indraprastha Gas Ltd.	90,002	632

Indus Towers Ltd.	188,910	636

Info Edge India Ltd.*	20,320	1,193

Infosys Ltd.	995,050	18,665

InterGlobe Aviation Ltd.*	28,983	647

Ipca Laboratories Ltd.	20,092	524

ITC Ltd.	859,955	2,573

JSW Steel Ltd.	250,221	1,609

Jubilant Foodworks Ltd.	23,763	947

Kotak Mahindra Bank Ltd.*	160,659	3,863

Larsen & Toubro Infotech Ltd.	15,043	835

Larsen & Toubro Ltd.	199,370	3,875

Lupin Ltd.	67,149	940

Mahindra & Mahindra Ltd.	238,380	2,599

Marico Ltd.	155,163	874

Maruti Suzuki India Ltd.	39,831	3,744

Motherson Sumi Systems Ltd.	363,887	1,006

MRF Ltd.	561	632

Muthoot Finance Ltd.	36,881	609

Nestle India Ltd.	9,794	2,301

NTPC Ltd.	1,303,212	1,904

Oil & Natural Gas Corp.Ltd.	716,116	1,001

Page Industries Ltd.	1,655	687

Petronet LNG Ltd.	209,050	643

PI Industries Ltd.	24,925	771

Pidilite Industries Ltd.	43,575	1,080

Piramal Enterprises Ltd.	30,251	728

Power Grid Corp. of India Ltd.	600,319	1,773

REC Ltd.	248,844	447

Reliance Industries Ltd.	833,302	22,904

SBI Life Insurance Co. Ltd.	119,184	1,436

Shree Cement Ltd.*	3,211	1,296

Shriram Transport Finance Co. Ltd.	54,706	1,068

Siemens Ltd.	20,440	516

State Bank of India*	517,717	2,572

Sun Pharmaceutical Industries Ltd.	246,090	2,015

Tata Consultancy Services Ltd.	273,990	11,926

Tata Consumer Products Ltd.	177,731	1,556

Tata Motors Ltd.*	499,398	2,077

Tata Steel Ltd.	199,584	2,225

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

India – 9.4% continued

Tech Mahindra Ltd.	183,061	$2,489

Titan Co. Ltd.	103,510	2,210

Torrent Pharmaceuticals Ltd.	14,569	508

Trent Ltd.	53,436	550

UltraTech Cement Ltd.	33,739	3,114

United Spirits Ltd.*	83,569	637

UPL Ltd.	141,810	1,249

Vedanta Ltd.	546,388	1,713

Wipro Ltd.	335,926	1,905

Yes Bank Ltd.*	2,925,512	626

Zee Entertainment Enterprises Ltd.	248,735	693

		227,492

Indonesia – 1.2%

Adaro Energy Tbk PT	4,130,720	335

Aneka Tambang Tbk	2,361,100	369

Astra International Tbk PT	5,944,860	2,169

Bank Central Asia Tbk PT	2,885,492	6,184

Bank Mandiri Persero Tbk PT	5,467,310	2,319

Bank Negara Indonesia Persero Tbk PT	2,127,109	842

Bank Rakyat Indonesia Persero Tbk PT*	16,240,590	4,928

Barito Pacific Tbk PT*	8,294,500	549

Charoen Pokphand Indonesia Tbk PT	2,116,535	1,022

Gudang Garam Tbk PT*	138,015	344

Indah Kiat Pulp & Paper Corp. Tbk PT	785,000	567

Indocement Tunggal Prakarsa Tbk PT	422,503	357

Indofood CBP Sukses Makmur Tbk PT	663,600	421

Indofood Sukses Makmur Tbk PT	1,306,371	594

Kalbe Farma Tbk PT	5,997,780	649

Merdeka Copper Gold Tbk PT*	2,871,000	427

Perusahaan Gas Negara Tbk PT	3,127,712	284

Sarana Menara Nusantara Tbk PT	6,695,900	508

Semen Indonesia Persero Tbk PT	901,755	649

Telkom Indonesia Persero Tbk PT	14,421,962	3,407

Unilever Indonesia Tbk PT	2,263,240	1,025

United Tractors Tbk PT	473,571	724

		28,673

Kuwait – 0.5%

Agility Public Warehousing Co. K.S.C.	313,825	753

Boubyan Bank K.S.C.P.	332,436	665

Gulf Bank K.S.C.P.	442,359	322

Kuwait Finance House K.S.C.P.	1,250,032	3,176

Mabanee Co. KPSC	158,940	382

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

Kuwait – 0.5% continued

Mobile Telecommunications Co. K.S.C.P.	619,874	$1,241

National Bank of Kuwait S.A.K.P.	1,977,192	5,276

		11,815

Malaysia – 1.3%

AMMB Holdings Bhd.	482,237	340

Axiata Group Bhd.	775,603	683

CIMB Group Holdings Bhd.	1,904,496	1,996

Dialog Group Bhd.	1,132,844	850

DiGi.Com Bhd.	885,200	778

Fraser & Neave Holdings Bhd.	43,100	312

Gamuda Bhd.*	505,936	437

Genting Bhd.	611,900	743

Genting Malaysia Bhd.	852,000	631

Genting Plantations Bhd.	74,500	164

HAP Seng Consolidated Bhd.	196,000	395

Hartalega Holdings Bhd.	494,800	1,064

Hong Leong Bank Bhd.	193,398	873

Hong Leong Financial Group Bhd.	62,128	260

IHH Healthcare Bhd.	664,200	853

IOI Corp. Bhd.	719,640	728

Kossan Rubber Industries	367,400	289

Kuala Lumpur Kepong Bhd.	131,692	729

Malayan Banking Bhd.	1,146,776	2,283

Malaysia Airports Holdings Bhd.	312,593	472

Maxis Bhd.	725,151	790

MISC Bhd.	399,360	657

Nestle Malaysia Bhd.	19,800	645

Petronas Chemicals Group Bhd.	694,000	1,340

Petronas Dagangan Bhd.	87,600	424

Petronas Gas Bhd.	234,800	906

PPB Group Bhd.	197,900	883

Press Metal Aluminium Holdings Bhd.	419,200	1,001

Public Bank Bhd.	4,224,105	4,283

QL Resources Bhd.	314,250	459

RHB Bank Bhd.	496,946	644

Sime Darby Bhd.	781,128	452

Sime Darby Plantation Bhd.	584,728	655

Supermax Corp. Bhd.	450,333	413

Telekom Malaysia Bhd.	326,586	483

Tenaga Nasional Bhd.	655,150	1,600

Top Glove Corp. Bhd.	1,430,800	1,556

Westports Holdings Bhd.	244,600	248

		32,319

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

Mexico – 1.7%

America Movil S.A.B. de C.V., Series L	9,980,435	$6,802

Arca Continental S.A.B. de C.V.	126,484	622

Becle S.A.B. de C.V.	157,200	359

Cemex S.A.B. de C.V., Series CPO*	4,415,552	3,104

Coca-Cola Femsa S.A.B. de C.V.	147,222	677

Fibra Uno Administracion S.A. de C.V.	955,101	1,118

Fomento Economico Mexicano S.A.B. de C.V., Series UBD	567,843	4,278

Gruma S.A.B. de C.V., Class B	65,920	781

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B*	109,717	1,145

Grupo Aeroportuario del Sureste S.A.B. de C.V., Series B*	59,690	1,060

Grupo Bimbo S.A.B. de C.V., Series A	456,828	959

Grupo Carso S.A.B. de C.V., Series A1*	135,273	368

Grupo Financiero Banorte S.A.B. de C.V., Series O*	759,288	4,281

Grupo Financiero Inbursa S.A.B. de C.V., Series O*	648,933	588

Grupo Mexico S.A.B. de C.V., Series B	912,539	4,810

Grupo Televisa S.A.B., Series CPO*	686,814	1,221

Industrias Penoles S.A.B. de C.V.*	41,489	535

Infraestructura Energetica Nova S.A.B. de C.V.*	167,400	647

Kimberly-Clark de Mexico S.A.B. de C.V., Class A	458,027	784

Megacable Holdings S.A.B. de C.V., Series CPO	83,551	299

Orbia Advance Corp. S.A.B. de C.V.	325,580	868

Promotora y Operadora de Infraestructura S.A.B. de C.V.	65,855	503

Telesites S.A.B. de C.V.*	389,600	404

Wal-Mart de Mexico S.A.B. de C.V.	1,530,683	4,834

		41,047

Pakistan – 0.0%

Habib Bank Ltd.	161,400	123

MCB Bank Ltd.	125,000	141

Oil & Gas Development Co. Ltd.	176,600	117

		381

Peru – 0.2%

Cia de Minas Buenaventura S.A.A. ADR*	61,890	621

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

Peru – 0.2% continued

Credicorp Ltd.	19,790	$2,703

Southern Copper Corp.	25,330	1,719

		5,043

Philippines – 0.6%

Aboitiz Equity Ventures, Inc.	570,189	406

Aboitiz Power Corp.	403,944	196

Ayala Corp.	81,307	1,241

Ayala Land, Inc.	2,396,460	1,696

Bank of the Philippine Islands	516,046	867

BDO Unibank, Inc.	580,799	1,221

Globe Telecom, Inc.	9,555	370

GT Capital Holdings, Inc.	27,972	301

International Container Terminal Services, Inc.	300,980	751

JG Summit Holdings, Inc.	867,743	1,068

Jollibee Foods Corp.	128,873	470

Manila Electric Co.	66,140	371

Megaworld Corp.	3,566,700	263

Metro Pacific Investments Corp.	4,090,400	315

Metropolitan Bank & Trust Co.	516,249	473

PLDT, Inc.	24,365	613

Puregold Price Club, Inc.	289,700	235

SM Investments Corp.	69,362	1,373

SM Prime Holdings, Inc.	2,949,013	2,127

Universal Robina Corp.	263,180	722

		15,079

Poland – 0.6%

Allegro.eu S.A.*	103,254	1,452

Bank Polska Kasa Opieki S.A.*	52,654	940

CD Projekt S.A.*	19,174	924

Cyfrowy Polsat S.A.	82,593	618

Dino Polska S.A.*	14,041	926

KGHM Polska Miedz S.A.*	41,282	1,987

LPP S.A.*	374	769

Orange Polska S.A.*	190,250	317

PGE Polska Grupa Energetyczna S.A.*	241,467	415

Polski Koncern Naftowy ORLEN S.A.	88,380	1,418

Polskie Gornictwo Naftowe i Gazownictwo S.A.	485,387	739

Powszechna Kasa Oszczednosci Bank Polski S.A.*	256,917	2,125

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

Poland – 0.6% continued

Powszechny Zaklad Ubezpieczen S.A.*	178,800	$1,541

Santander Bank Polska S.A.*	10,254	567

		14,738

Qatar – 0.7%

Barwa Real Estate Co.	522,603	466

Commercial Bank PSQC (The)	577,728	770

Industries Qatar QSC	534,241	1,755

Masraf Al Rayan QSC	1,060,631	1,250

Mesaieed Petrochemical Holding Co.	1,330,816	679

Ooredoo QPSC	227,831	442

Qatar Electricity & Water Co. QSC	151,613	707

Qatar Fuel QSC	146,418	690

Qatar Gas Transport Co. Ltd.	719,290	624

Qatar International Islamic Bank QSC	212,858	511

Qatar Islamic Bank S.A.Q.	345,962	1,564

Qatar National Bank QPSC	1,318,743	6,514

		15,972

Romania – 0.0%

NEPI Rockcastle PLC	114,194	721

Russia – 3.0%

Alrosa PJSC	739,770	1,034

Gazprom PJSC	3,438,508	10,377

Gazprom PJSC ADR	12,087	72

Inter RAO UES PJSC	10,354,623	702

LUKOIL PJSC	121,803	9,854

Magnit PJSC	2,287	161

Magnit PJSC GDR (Registered)	94,912	1,425

Mail.Ru Group Ltd. GDR (Registered)*	33,573	772

MMC Norilsk Nickel PJSC	18,553	5,835

Mobile TeleSystems PJSC ADR	128,350	1,071

Moscow Exchange MICEX-RTS PJSC	392,016	901

Novatek PJSC GDR (Registered)	26,692	5,274

Novolipetsk Steel PJSC	358,480	1,144

PhosAgro PJSC GDR (Registered)	35,003	610

Polymetal International PLC	67,975	1,334

Polyus PJSC	9,873	1,826

Rosneft Oil Co. PJSC	337,565	2,548

Rosneft Oil Co. PJSC GDR (Registered)	6,396	48

Sberbank of Russia PJSC	3,095,412	11,878

Sberbank of Russia PJSC (Moscow Exchange)	56,000	215

Severstal PAO	60,355	1,228

Severstal PAO GDR (Registered)	1,839	37

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

Russia – 3.0% continued

Surgutneftegas PJSC	2,069,567	$946

Surgutneftegas PJSC ADR	4,629	21

Tatneft PJSC	405,261	3,204

Tatneft PJSC ADR	1,663	78

TCS Group Holding PLC GDR (Registered)	34,991	2,040

VTB Bank PJSC	800,566,738	451

VTB Bank PJSC GDR(4) (5)	11,036	13

VTB Bank PJSC GDR (Registered)	67,875	74

X5 Retail Group N.V. GDR (Registered)	34,956	1,129

Yandex N.V., Class A*	87,982	5,718

		72,020

Saudi Arabia – 2.7%

Abdullah Al Othaim Markets Co.	12,656	427

Advanced Petrochemical Co.	30,924	602

Al Rajhi Bank	357,419	9,417

Alinma Bank*	284,587	1,396

Almarai Co. JSC	71,254	988

Arab National Bank	173,390	966

Bank AlBilad	110,114	1,032

Bank Al-Jazira	115,310	481

Banque Saudi Fransi	169,958	1,512

Bupa Arabia for Cooperative Insurance Co.*	16,800	535

Co for Cooperative Insurance (The)*	17,476	366

Dar Al Arkan Real Estate Development Co.*	154,388	379

Dr. Sulaiman Al Habib Medical Services Group Co.	16,259	538

Emaar Economic City*	109,771	313

Etihad Etisalat Co.*	114,408	902

Jarir Marketing Co.	17,663	857

Mobile Telecommunications Co. Saudi Arabia*	137,050	548

National Commercial Bank	429,134	6,076

National Industrialization Co.*	94,064	381

Rabigh Refining & Petrochemical Co.*	62,849	283

Riyad Bank	396,101	2,368

SABIC Agri-Nutrients Co.	59,000	1,548

Sahara International Petrochemical Co.	102,232	603

Samba Financial Group	285,699	2,935

Saudi Airlines Catering Co.	11,114	225

Saudi Arabian Mining Co.*	126,792	1,928

Saudi Arabian Oil Co.	639,899	6,142

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

Saudi Arabia – 2.7% continued

Saudi Basic Industries Corp.	263,347	$8,242

Saudi British Bank (The)	235,688	1,655

Saudi Cement Co.	21,013	372

Saudi Electricity Co.	246,737	1,546

Saudi Industrial Investment Group	64,563	560

Saudi Kayan Petrochemical Co.*	207,779	883

Saudi Telecom Co.	176,016	5,946

Savola Group (The)	77,791	815

Yanbu National Petrochemical Co.	75,636	1,396

		65,163

Singapore – 0.0%

BOC Aviation Ltd.	59,400	576

South Africa – 3.7%

Absa Group Ltd.	212,509	1,812

African Rainbow Minerals Ltd.	35,355	668

Anglo American Platinum Ltd.	15,510	2,273

AngloGold Ashanti Ltd.	120,119	2,627

Aspen Pharmacare Holdings Ltd.*	111,433	1,089

Bid Corp. Ltd.*	98,631	1,911

Bidvest Group (The) Ltd.	82,824	956

Capitec Bank Holdings Ltd.*	20,395	1,962

Clicks Group Ltd.	71,493	1,165

Discovery Ltd.*	113,604	1,020

Exxaro Resources Ltd.	72,060	849

FirstRand Ltd.	1,396,978	4,882

Gold Fields Ltd.	260,230	2,453

Growthpoint Properties Ltd.	1,010,214	904

Harmony Gold Mining Co. Ltd.*	159,898	679

Impala Platinum Holdings Ltd.	227,268	4,212

Kumba Iron Ore Ltd.	18,486	762

Mr Price Group Ltd.	73,990	971

MTN Group	496,206	2,917

MultiChoice Group	126,920	1,108

Naspers Ltd., Class N	127,231	30,512

Nedbank Group Ltd.	107,706	1,021

Northam Platinum Ltd.*	103,103	1,798

Old Mutual Ltd.	1,339,337	1,146

Rand Merchant Investment Holdings Ltd.	216,879	450

Reinet Investments S.C.A.	42,439	840

Remgro Ltd.	158,362	1,116

Sanlam Ltd.	532,601	2,148

Sasol Ltd.*	165,318	2,395

Shoprite Holdings Ltd.	143,825	1,531

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

South Africa – 3.7% continued

Sibanye Stillwater Ltd.	807,848	$3,593

SPAR Group (The) Ltd.	54,544	702

Standard Bank Group Ltd.	381,123	3,235

Tiger Brands Ltd.	46,303	662

Vodacom Group Ltd.	184,400	1,578

Woolworths Holdings Ltd.*	295,652	991

		88,938

South Korea – 12.3%

Alteogen, Inc.*	8,077	642

Amorepacific Corp.	9,431	2,159

AMOREPACIFIC Group	8,413	484

BGF retail Co. Ltd.	2,232	312

Celltrion Healthcare Co. Ltd.*	20,428	2,469

Celltrion Pharm, Inc.*	4,882	649

Celltrion, Inc.*	28,183	8,120

Cheil Worldwide, Inc.	19,809	373

CJ CheilJedang Corp.	2,387	870

CJ Corp.	4,605	384

CJ ENM Co. Ltd.	2,933	370

CJ Logistics Corp.*	2,659	431

Coway Co. Ltd.	14,400	834

Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	10,696	268

DB Insurance Co. Ltd.	14,222	594

Doosan Bobcat, Inc.*	14,702	548

Doosan Heavy Industries & Construction Co. Ltd.*	56,323	650

Douzone Bizon Co. Ltd.	5,901	516

E-MART, Inc.	5,605	851

Fila Holdings Corp.	14,743	563

GS Engineering & Construction Corp.	16,904	645

GS Holdings Corp.	14,665	508

GS Retail Co. Ltd.	7,937	268

Hana Financial Group, Inc.	88,100	3,324

Hankook Tire & Technology Co. Ltd.	21,330	929

Hanmi Pharm Co. Ltd.	1,906	533

Hanon Systems	55,637	874

Hanwha Corp.	11,199	317

Hanwha Solutions Corp.*	35,444	1,580

HLB, Inc.*	25,864	894

Hotel Shilla Co. Ltd.	9,515	733

Hyundai Engineering & Construction Co. Ltd.	22,393	876

Hyundai Glovis Co. Ltd.	5,372	894

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

South Korea – 12.3% continued

Hyundai Heavy Industries Holdings Co. Ltd.	2,720	$703

Hyundai Marine & Fire Insurance Co. Ltd.	17,292	375

Hyundai Mobis Co. Ltd.	19,343	5,023

Hyundai Motor Co.	43,894	8,515

Hyundai Steel Co.	24,874	1,062

Industrial Bank of Korea	74,194	600

Kakao Corp.	16,796	7,418

Kangwon Land, Inc.*	30,698	688

KB Financial Group, Inc.	115,507	5,725

Kia Motors Corp.	77,084	5,673

KMW Co. Ltd.*	7,542	434

Korea Aerospace Industries Ltd.	20,980	683

Korea Electric Power Corp.	73,594	1,510

Korea Gas Corp.*	7,741	231

Korea Investment Holdings Co. Ltd.	12,032	913

Korea Shipbuilding & Offshore Engineering Co. Ltd.*	11,254	1,334

Korea Zinc Co. Ltd.	2,454	888

Korean Air Lines Co. Ltd.*	44,417	1,071

KT&G Corp.	33,890	2,439

Kumho Petrochemical Co. Ltd.	5,207	1,225

LG Chem Ltd.	13,447	9,614

LG Corp.	27,974	2,244

LG Display Co. Ltd.*	69,032	1,394

LG Electronics, Inc.	30,893	4,117

LG Household & Health Care Ltd.	2,727	3,791

LG Innotek Co. Ltd.	4,062	741

LG Uplus Corp.	61,397	666

Lotte Chemical Corp.	5,061	1,353

Lotte Corp.	7,684	231

Lotte Shopping Co. Ltd.	3,247	363

Meritz Securities Co. Ltd.	77,596	317

Mirae Asset Daewoo Co. Ltd.	90,592	793

NAVER Corp.	36,002	12,042

NCSoft Corp.	4,779	3,698

Netmarble Corp.	6,157	704

NH Investment & Securities Co. Ltd.	32,551	336

Orion Corp.	6,712	780

Ottogi Corp.	658	332

Pan Ocean Co. Ltd.	76,849	420

Pearl Abyss Corp.*	1,730	472

POSCO	21,731	6,228

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

South Korea – 12.3% continued

POSCO Chemical Co. Ltd.	7,809	$1,075

S-1 Corp.	4,958	358

Samsung Biologics Co. Ltd.*	4,808	3,187

Samsung C&T Corp.	24,508	2,708

Samsung Card Co. Ltd.	8,323	254

Samsung Electro-Mechanics Co. Ltd.	16,494	2,760

Samsung Electronics Co. Ltd.	1,394,006	100,691

Samsung Engineering Co. Ltd.*	44,732	556

Samsung Fire & Marine Insurance Co. Ltd.	8,894	1,496

Samsung Heavy Industries Co. Ltd.*	136,123	938

Samsung Life Insurance Co. Ltd.	20,231	1,400

Samsung SDI Co. Ltd.	16,107	9,439

Samsung SDS Co. Ltd.	10,262	1,762

Samsung Securities Co. Ltd.	19,019	666

Seegene, Inc.	5,291	611

Shin Poong Pharmaceutical Co. Ltd.	8,570	648

Shinhan Financial Group Co. Ltd.	128,513	4,261

Shinsegae, Inc.	2,125	530

SK Biopharmaceuticals Co. Ltd.*	8,241	753

SK Chemicals Co. Ltd.	2,216	493

SK Holdings Co. Ltd.	10,326	2,586

SK Hynix, Inc.	159,408	18,771

SK Innovation Co. Ltd.*	16,263	3,173

SK Telecom Co. Ltd.	11,348	2,764

SK Telecom Co. Ltd. ADR	1,900	52

S-Oil Corp.*	12,824	926

Woori Financial Group, Inc.	156,949	1,403

Yuhan Corp.	14,271	795

		296,664

Taiwan – 13.5%

Accton Technology Corp.	144,000	1,395

Acer, Inc.	860,800	951

Advantech Co. Ltd.	116,793	1,452

ASE Technology Holding Co. Ltd.	949,928	3,622

Asia Cement Corp.	657,567	1,103

ASMedia Technology, Inc.	8,000	421

Asustek Computer, Inc.	201,546	2,643

AU Optronics Corp.*	2,541,215	1,896

Catcher Technology Co. Ltd.	197,111	1,465

Cathay Financial Holding Co. Ltd.	2,292,212	3,874

Chailease Holding Co. Ltd.	366,615	2,534

Chang Hwa Commercial Bank Ltd.	1,559,026	959

Cheng Shin Rubber Industry Co. Ltd.	500,184	846

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

Taiwan – 13.5% continued

Chicony Electronics Co. Ltd.	167,765	$599

China Development Financial Holding Corp.	3,772,868	1,393

China Life Insurance Co. Ltd.	544,802	493

China Steel Corp.	3,434,156	3,123

Chunghwa Telecom Co. Ltd.	1,098,493	4,293

Compal Electronics, Inc.	1,196,759	1,123

CTBC Financial Holding Co. Ltd.	5,096,878	3,952

Delta Electronics, Inc.	565,343	5,760

E.Sun Financial Holding Co. Ltd.	3,290,886	3,013

Eclat Textile Co. Ltd.	56,182	949

Evergreen Marine Corp. Taiwan Ltd.*	705,891	1,140

Far Eastern New Century Corp.	890,789	944

Far EasTone Telecommunications Co. Ltd.	467,345	1,050

Feng TAY Enterprise Co. Ltd.	112,928	773

First Financial Holding Co. Ltd.	2,978,691	2,319

Formosa Chemicals & Fibre Corp.	1,029,499	3,165

Formosa Petrochemical Corp.	354,487	1,205

Formosa Plastics Corp.	1,113,682	3,947

Foxconn Technology Co. Ltd.	264,131	676

Fubon Financial Holding Co. Ltd.	1,946,025	3,883

Giant Manufacturing Co. Ltd.	90,483	1,097

Globalwafers Co. Ltd.	63,000	1,675

Highwealth Construction Corp.	226,039	345

Hiwin Technologies Corp.	75,966	1,084

Hon Hai Precision Industry Co. Ltd.	3,631,942	15,930

Hotai Motor Co. Ltd.	86,900	1,793

Hua Nan Financial Holdings Co. Ltd.	2,407,465	1,573

Innolux Corp.*	2,420,900	1,808

Inventec Corp.	720,314	683

Largan Precision Co. Ltd.	29,835	3,370

Lite-On Technology Corp.	602,964	1,333

MediaTek, Inc.	442,334	15,202

Mega Financial Holding Co. Ltd.	3,150,543	3,524

Micro-Star International Co. Ltd.	193,000	1,188

Nan Ya Plastics Corp.	1,514,951	4,242

Nan Ya Printed Circuit Board Corp.*	64,000	802

Nanya Technology Corp.	379,071	1,233

Nien Made Enterprise Co. Ltd.	47,000	656

Novatek Microelectronics Corp.	167,850	3,420

Oneness Biotech Co. Ltd.*	58,000	540

Pegatron Corp.	563,594	1,466

Phison Electronics Corp.	42,608	736

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

Taiwan – 13.5% continued

Pou Chen Corp.	679,093	$786

Powertech Technology, Inc.	227,568	845

President Chain Store Corp.	174,220	1,662

Quanta Computer, Inc.	841,576	2,894

Realtek Semiconductor Corp.	142,457	2,492

Ruentex Development Co. Ltd.	237,135	412

Shanghai Commercial & Savings Bank (The) Ltd.	973,359	1,430

Shin Kong Financial Holding Co. Ltd.	3,317,344	1,063

SinoPac Financial Holdings Co. Ltd.	2,899,792	1,308

Synnex Technology International Corp.	384,940	736

Taishin Financial Holding Co. Ltd.	2,847,611	1,336

Taiwan Business Bank	1,845,699	645

Taiwan Cement Corp.	1,439,824	2,370

Taiwan Cooperative Financial Holding Co. Ltd.	2,707,604	2,007

Taiwan High Speed Rail Corp.	565,000	623

Taiwan Mobile Co. Ltd.	474,076	1,632

Taiwan Semiconductor Manufacturing Co. Ltd.	7,189,749	149,499

Unimicron Technology Corp.	345,000	1,112

Uni-President Enterprises Corp.	1,396,150	3,584

United Microelectronics Corp.	3,454,043	6,169

Vanguard International Semiconductor Corp.	279,000	1,066

Walsin Technology Corp.	90,000	798

Win Semiconductors Corp.	101,000	1,396

Winbond Electronics Corp.	865,000	908

Wistron Corp.	813,449	957

Wiwynn Corp.	23,000	685

WPG Holdings Ltd.	451,290	774

Ya Hsin Industrial Co. Ltd.(2) *	121,548	—

Yageo Corp.	110,377	2,165

Yuanta Financial Holding Co. Ltd.	2,900,846	2,291

Zhen Ding Technology Holding Ltd.	171,850	729

		325,035

Thailand – 1.8%

Advanced Info Service PCL (Registered)	194,000	1,077

Advanced Info Service PCL NVDR	158,199	880

Airports of Thailand PCL NVDR	1,261,800	2,793

Asset World Corp. PCL NVDR	2,413,800	395

B Grimm Power PCL NVDR (Registered)	224,600	330

Bangkok Bank PCL (Registered)	90,100	364

Bangkok Bank PCL NVDR	75,300	304

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

Thailand – 1.8% continued

Bangkok Commercial Asset Management PCL NVDR (Registered)	510,100	$354

Bangkok Dusit Medical Services PCL NVDR	2,800,400	1,938

Bangkok Expressway & Metro PCL NVDR (Registered)	2,292,798	642

Berli Jucker PCL NVDR	344,900	435

BTS Group Holdings PCL NVDR	2,386,500	738

Bumrungrad Hospital PCL NVDR	124,387	543

Central Pattana PCL NVDR	643,800	1,203

Central Retail Corp. PCL NVDR (Registered)*	522,358	625

Charoen Pokphand Foods PCL NVDR	1,124,657	1,065

CP ALL PCL (Registered)	905,200	2,006

CP ALL PCL NVDR	801,036	1,777

Delta Electronics Thailand PCL NVDR	89,000	827

Electricity Generating PCL NVDR	89,200	531

Energy Absolute PCL NVDR	442,700	881

Global Power Synergy PCL NVDR	202,900	501

Gulf Energy Development PCL NVDR (Registered)	867,850	932

Home Product Center PCL NVDR	1,808,204	859

Indorama Ventures PCL NVDR	511,947	732

Intouch Holdings PCL NVDR	668,900	1,243

Kasikornbank PCL (Registered)	151,500	705

Kasikornbank PCL NVDR	359,147	1,671

Krung Thai Bank PCL (Registered)	699,750	273

Krung Thai Bank PCL NVDR	279,493	109

Krungthai Card PCL NVDR	221,900	561

Land & Houses PCL NVDR	2,379,800	652

Minor International PCL NVDR*	892,930	930

Muangthai Capital PCL NVDR (Registered)	212,900	483

Osotspa PCL NVDR	213,900	242

PTT Exploration & Production PCL (Registered)	242,500	885

PTT Exploration & Production PCL NVDR	158,343	577

PTT Global Chemical PCL (Registered)	189,814	381

PTT Global Chemical PCL NVDR	467,576	941

PTT Oil & Retail Business PCL NVDR	838,900	866

PTT PCL (Registered)	1,835,000	2,408

PTT PCL NVDR	1,482,600	1,944

Ratch Group PCL NVDR	231,700	380

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

Thailand – 1.8% continued

Siam Cement (The) PCL (Registered)	51,000	$651

Siam Cement (The) PCL NVDR	176,298	2,255

Siam Commercial Bank (The) PCL (Registered)	195,100	696

Siam Commercial Bank (The) PCL NVDR	45,876	164

Sri Trang Gloves Thailand PCL NVDR	248,900	327

Srisawad Corp. PCL NVDR	215,700	590

Thai Oil PCL (Registered)	97,800	190

Thai Oil PCL NVDR	254,295	497

Thai Union Group PCL NVDR	882,500	416

Total Access Communication PCL NVDR	198,100	208

True Corp. PCL NVDR	3,378,252	368

		44,345

Turkey – 0.3%

Akbank T.A.S.	880,776	500

Anadolu Efes Biracilik Ve Malt Sanayii A.S.(3)	1	—

Aselsan Elektronik Sanayi Ve Ticaret A.S.	199,182	360

BIM Birlesik Magazalar A.S.	131,701	1,130

Eregli Demir ve Celik Fabrikalari T.A.S.	402,377	748

Ford Otomotiv Sanayi A.S.	20,141	470

Haci Omer Sabanci Holding A.S.	272,146	285

Is Gayrimenkul Yatirim Ortakligi A.S.(3) *	1	—

KOC Holding A.S.	241,746	572

Turk Hava Yollari A.O.*	158,415	244

Turkcell Iletisim Hizmetleri A.S.	362,809	658

Turkiye Garanti Bankasi A.S.*	658,026	536

Turkiye Is Bankasi A.S., Class C*	471,897	275

Turkiye Petrol Rafinerileri A.S.*	35,005	383

Turkiye Sise ve Cam Fabrikalari A.S.	396,264	351

Yapi ve Kredi Bankasi A.S.	848,462	226

		6,738

United Arab Emirates – 0.6%

Abu Dhabi Commercial Bank PJSC	828,540	1,397

Abu Dhabi Islamic Bank PJSC	408,686	543

Aldar Properties PJSC	1,103,290	1,130

Dubai Islamic Bank PJSC	519,496	644

Emaar Malls PJSC*	746,982	344

Emaar Properties PJSC*	1,022,253	986

Emirates NBD Bank PJSC	741,191	2,323

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

United Arab Emirates – 0.6% continued

Emirates Telecommunications Group Co. PJSC	512,495	$3,018

First Abu Dhabi Bank PJSC	805,026	3,200

		13,585

Uruguay – 0.1%

Globant S.A.*	11,005	2,285

Total Common Stocks

(Cost $1,373,998)		2,308,800

PREFERRED STOCKS – 2.0% (1)

Brazil – 1.1%

Alpargatas S.A.*	59,100	385

Banco Bradesco S.A.*	1,306,001	6,181

Bradespar S.A., 8.11%(6)	63,300	771

Centrais Eletricas Brasileiras S.A., Class B, 2.98%(6)	72,241	444

Cia Energetica de Minas Gerais, 4.89%(6)	298,843	691

Cia Paranaense de Energia, Class B, 0.75%(6)	294,000	373

Gerdau S.A., 1.63%(6)	313,961	1,679

Itau Unibanco Holding S.A., 0.66%(6)	1,418,139	7,042

Itausa S.A., 0.78%(6)	1,308,539	2,385

Lojas Americanas S.A.*	273,986	1,085

Petroleo Brasileiro S.A., 3.28%(6)	1,392,495	5,984

		27,020

Chile – 0.1%

Embotelladora Andina S.A., Class B, 4.53%(6)	100,164	266

Sociedad Quimica y Minera de Chile S.A., Class B, 0.12%(6)	33,813	1,807

		2,073

Colombia – 0.0%

Bancolombia S.A., 0.87%(6)	136,123	1,085

Russia – 0.0%

Surgutneftegas PJSC, 2.27%(6)	2,039,937	1,133

South Korea – 0.8%

Hyundai Motor Co., 2.86%(6)	6,640	590

Hyundai Motor Co. (2nd Preferred), 2.97%(6)	10,342	901

LG Chem Ltd., 2.59%(6)	2,197	749

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

PREFERRED STOCKS – 2.0% (1) continued

South Korea – 0.8% continued

LG Household & Health Care Ltd., 1.61%(6)	613	$372

Samsung Electronics Co. Ltd., 1.86%(6)	240,614	15,567

		18,179

Total Preferred Stocks

(Cost $39,292)		49,490

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 0.0%

India – 0.0%

Britannia Industries Ltd., 8.00%, 8/28/22 (INR)	$747	$11

Total Foreign Issuer Bonds

(Cost $11)		11

	NUMBER OF SHARES	VALUE (000S)

RIGHTS – 0.0%

Chile – 0.0%

Sociedad Quimica y Minera de Chile S.A.*	6,071	$24

China – 0.0%

Legend Holdings Corp., Class H(2) *	17,469	—

Total Rights

(Cost $—)		24

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.0%

Srisawad Corp. PCL, Exp. 6/23/26, Strike $100.00*	8,628	$6

Total Warrants

(Cost $—)		6

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 2.0%

iShares Core MSCI Emerging Markets ETF	145,000	$9,332

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(7) (8)	38,930,928	38,931

Total Investment Companies

(Cost $48,121)		48,263

Total Investments – 99.7%

(Cost $1,461,422)		2,406,594

Other Assets less Liabilities – 0.3%		6,185

Net Assets – 100.0%		$2,412,779

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.

(2)	Level 3 asset that is worthless, bankrupt or has been delisted.

(3)	Value rounds to less than one thousand.

(4)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(5)

Restricted security that has been deemed illiquid. At March 31, 2021, the value of this restricted illiquid security amounted to approximately $13,000 or 0.0% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

VTB Bank PJSC GDR	5/11/07-10/28/09	$80

(6)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(8)	7-day current yield as of March 31, 2021 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

CPO – Certificado de Participación Ordinario

ETF – Exchange-Traded Fund

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

N.V. – Naamloze Vennootschap (Dutch: Limited Liability Company)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

NVDR – Non-Voting Depositary Receipt

PCL – Public Company Limited

PJSC – Public Joint-Stock Company

PLC – Public Limited Company

S.A. – Société Anonyme (French: Public Limited Company)

S.A.B. de C.V. – Sociedad Anónima Bursátil de Capital Variable (Mexico: Public Company)

INR - Indian Rupee

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Citibank	Indian Rupee	27,953	United States Dollar	378	6/16/21	$— *

Citibank	Taiwan Dollar	12,379	United States Dollar	442	6/16/21	4

Subtotal Appreciation						4

BNP	South African Rand	3,183	United States Dollar	207	6/17/21	(6)

Citibank	Brazilian Real	1,792	United States Dollar	305	6/16/21	(12)

Citibank	Korean Won	4,837,400	United States Dollar	4,254	6/16/21	(35)

Toronto-Dominion Bank United States Dollar		485	Hong Kong Dollar	3,766	6/16/21	(1)

Subtotal Depreciation						(54)

Total						$(50)

* Amount rounds to less than one thousand.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
MSCI Emerging Markets Index (United States Dollar)	759	$50,189	Long	6/21	$(649)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Communication Services	11.5%

Consumer Discretionary	17.2

Consumer Staples	5.5

Energy	4.7

Financials	18.2

Health Care	4.3

Industrials	4.2

Information Technology	20.5

Materials	7.9

Real Estate	2.1

Short-Term Investments	1.6

Utilities	2.0

Total Investments	99.7

Other Assets less Liabilities	0.3

Net Assets	100.0%

At March 31, 2021, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Hong Kong Dollar	21.2%

United States Dollar	14.1

Taiwan Dollar	13.6

Korean Won	13.0

Indian Rupee	9.4

All other currencies less than 5%	28.4

Total Investments	99.7

Other Assets less Liabilities	0.3

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2021 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Argentina	$370	$—	$—	$370

Brazil	77,980	—	—	77,980

Chile	11,361	—	—	11,361

China	277,545	563,926	—	841,471

Colombia	2,708	—	—	2,708

Egypt	1,473	338	—	1,811

Hong Kong	577	53,958	—	54,535

Mexico	41,047	—	—	41,047

Peru	5,043	—	—	5,043

Russia	1,286	70,734	—	72,020

South Korea	52	296,612	—	296,664

Uruguay	2,285	—	—	2,285

All Other Countries(1)	—	901,505	—	901,505

Total Common Stocks	421,727	1,887,073	—	2,308,800

Preferred Stocks:

Russia	—	1,133	—	1,133

South Korea	—	18,179	—	18,179

All Other Countries(1)	30,178	—	—	30,178

Total Preferred Stocks	30,178	19,312	—	49,490

Foreign Issuer Bonds	—	11	—	11

Rights(1)	24	—	—	24

Warrants	—	6	—6

Investment Companies	48,263	—	—	48,263

Total Investments	$500,192	$1,906,402	$—	$2,406,594

OTHER FINANCIAL INSTRUMENTS

Assets

Forward Foreign Currency Exchange Contracts	$—	$4	$—	$4

Liabilities

Forward Foreign Currency Exchange Contracts	—	(54)	—	(54)

Futures Contracts	(649)	—	—	(649)

Total Other Financial Instruments	$(649)	$(50)	$—	$(699)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1)

Australia – 3.3%

Abacus Property Group	326,182	$699

Aventus Group	239,863	525

BGP Holdings PLC(2) *	6,535,576	—

BWP Trust	354,155	1,064

Cedar Woods Properties Ltd.	41,234	212

Centuria Industrial REIT	310,955	787

Centuria Office REIT	276,393	422

Charter Hall Long Wale REIT	375,723	1,350

Charter Hall Retail REIT	373,489	1,092

Charter Hall Social Infrastructure REIT	237,049	560

Dexus	795,474	5,903

GDI Property Group	351,705	286

GPT Group (The)	1,415,244	4,958

Growthpoint Properties Australia Ltd.	197,159	521

Home Consortium Ltd.	101,501	339

Ingenia Communities Group	211,271	814

Irongate Group	377,721	388

Lifestyle Communities Ltd.	64,578	674

Mirvac Group	2,857,681	5,445

National Storage REIT	726,184	1,107

Scentre Group	3,765,485	8,085

Shopping Centres Australasia Property Group	788,661	1,504

Stockland	1,730,950	5,803

Vicinity Centres	2,802,610	3,531

Waypoint REIT	511,003	975

		47,044

Austria – 0.3%

CA Immobilien Anlagen A.G.	47,267	2,001

IMMOFINANZ A.G.*	63,099	1,288

S IMMO A.G.	33,618	846

		4,135

Belgium – 0.8%

Aedifica S.A.	23,625	2,708

Befimmo S.A.	16,068	655

Cofinimmo S.A.	18,723	2,728

Intervest Offices & Warehouses N.V.	15,527	385

Montea - C.V.A.	7,503	784

Retail Estates N.V.	7,152	490

Warehouses De Pauw - C.V.A.	94,355	3,118

Xior Student Housing N.V.	14,923	796

		11,664

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Brazil – 0.3%

Aliansce Sonae Shopping Centers S.A.*	99,500	$486

BR Malls Participacoes S.A.*	551,613	993

BR Properties S.A.	173,652	264

Iguatemi Empresa de Shopping Centers S.A.	66,903	447

Jereissati Participacoes S.A.	26,900	127

JHSF Participacoes S.A.	214,763	267

LOG Commercial Properties e Participacoes S.A.	35,800	183

Multiplan Empreendimentos Imobiliarios S.A.*	197,272	858

		3,625

Canada – 1.3%

Allied Properties Real Estate Investment Trust	44,093	1,426

Artis Real Estate Investment Trust	50,976	440

Boardwalk Real Estate Investment Trust	15,086	436

Canadian Apartment Properties REIT	60,480	2,592

City Office REIT, Inc.	33,093	351

Cominar Real Estate Investment Trust	68,500	509

Crombie Real Estate Investment Trust	29,801	375

CT Real Estate Investment Trust	33,917	441

Dream Industrial Real Estate Investment Trust	53,221	568

Dream Office Real Estate Investment Trust	18,385	310

First Capital Real Estate Investment Trust	76,519	1,004

Granite Real Estate Investment Trust	20,676	1,257

H&R Real Estate Investment Trust	100,214	1,137

InterRent Real Estate Investment Trust	51,776	609

Killam Apartment Real Estate Investment Trust	34,029	501

Minto Apartment Real Estate Investment Trust	14,560	252

Morguard North American Residential Real Estate Investment Trust	11,716	145

NorthWest Healthcare Properties Real Estate Investment Trust	58,277	600

RioCan Real Estate Investment Trust	111,110	1,721

Slate Grocery REIT	15,896	147

SmartCentres Real Estate Investment Trust	51,744	1,106

Summit Industrial Income REIT	57,411	651

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Canada – 1.3% continued

Tricon Residential, Inc.	140,617	$1,439

WPT Industrial Real Estate Investment Trust	31,736	479

		18,496

Chile – 0.1%

Cencosud Shopping S.A.	367,034	764

Parque Arauco S.A.	415,339	810

		1,574

China – 4.1%

Agile Group Holdings Ltd.	857,226	1,407

Beijing Capital Land Ltd., Class H	1,066,000	135

Beijing North Star Co. Ltd., Class H	512,000	96

Central China Real Estate Ltd.	666,000	297

China Aoyuan Group Ltd.	867,000	932

China Evergrande Group	1,461,000	2,785

China Fortune Land Development Co. Ltd., Class A	185,340	177

China Logistics Property Holdings Co. Ltd.*	614,000	354

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	303,100	568

China SCE Group Holdings Ltd.	1,165,000	540

China Vanke Co. Ltd., Class A	429,540	1,969

China Vanke Co. Ltd., Class H	1,223,341	4,797

CIFI Holdings Group Co. Ltd.	2,337,137	2,274

Country Garden Holdings Co. Ltd.	5,548,405	7,134

DaFa Properties Group Ltd.	192,000	156

Dexin China Holdings Co. Ltd.*	604,000	232

Fantasia Holdings Group Co. Ltd.*	1,071,000	141

Financial Street Holdings Co. Ltd., Class A	158,000	165

Ganglong China Property Group Ltd.*	337,000	192

Gemdale Corp., Class A	207,300	381

Greenland Hong Kong Holdings Ltd.	633,000	229

Greentown China Holdings Ltd.	631,000	817

Guangzhou R&F Properties Co. Ltd., Class H	1,239,402	1,637

Guorui Properties Ltd.	857,000	43

Huijing Holdings Co. Ltd.	520,000	129

Jingrui Holdings Ltd.	368,000	109

Jinke Properties Group Co. Ltd., Class A	235,600	237

JY Grandmark Holdings Ltd.	250,000	102

Kaisa Group Holdings Ltd.*	1,774,000	878

KWG Group Holdings Ltd.	930,594	1,596

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

China – 4.1% continued

Logan Group Co. Ltd.	1,014,000	$1,711

Longfor Group Holdings Ltd.	1,297,500	8,640

Poly Developments and Holdings Group Co. Ltd., Class A	523,000	1,138

Redco Properties Group Ltd.	828,000	285

Redsun Properties Group Ltd.	762,000	286

RiseSun Real Estate Development Co. Ltd., Class A	194,300	191

Ronshine China Holdings Ltd.*	447,500	310

Seazen Group Ltd.*	1,590,000	1,959

Seazen Holdings Co. Ltd., Class A	103,500	772

Shanghai Lingang Holdings Corp. Ltd., Class A	65,200	182

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	786,751	694

Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	65,300	166

Shui On Land Ltd.	2,537,277	389

Sino-Ocean Group Holding Ltd.	2,104,500	469

Skyfame Realty Holdings Ltd.	1,800,000	220

SOHO China Ltd.*	1,591,756	488

Sunac China Holdings Ltd.	1,846,050	7,952

Xinhu Zhongbao Co. Ltd., Class A	359,000	168

Xinji Shaxi Group Co. Ltd.	351,000	74

Yango Group Co. Ltd., Class A	199,100	185

Yincheng International Holding Co. Ltd.	378,000	164

Yuzhou Group Holdings Co. Ltd.	1,463,061	438

Zhenro Properties Group Ltd.	1,168,000	828

Zhongtian Financial Group Co. Ltd., Class A*	281,800	127

		58,345

Egypt – 0.1%

Heliopolis Housing	331,796	101

Medinet Nasr Housing	661,369	158

Palm Hills Developments S.A.E.*	1,042,630	106

Six of October Development & Investment	173,518	177

Talaat Moustafa Group	716,052	285

		827

Finland – 0.1%

Citycon OYJ	47,380	394

Kojamo OYJ	91,473	1,790

		2,184

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

France – 1.6%

Carmila S.A.	38,360	$580

Covivio	37,297	3,191

Gecina S.A.	32,890	4,529

ICADE	21,459	1,568

Klepierre S.A.	141,046	3,286

Mercialys S.A.	46,405	511

Nexity S.A.	31,211	1,540

Unibail-Rodamco-Westfield*	100,117	8,023

		23,228

Germany – 4.2%

ADLER Group S.A.*	59,612	1,633

alstria office REIT-A.G.	116,147	1,877

Aroundtown S.A.	721,606	5,136

Deutsche EuroShop A.G.*	36,549	761

Deutsche Wohnen S.E.	248,154	11,576

DIC Asset A.G.	34,229	593

Grand City Properties S.A.	80,379	2,014

Hamborner REIT A.G.	45,902	485

LEG Immobilien S.E.	52,278	6,876

Sirius Real Estate Ltd.	676,609	827

TAG Immobilien A.G.*	107,103	3,058

Vonovia S.E.	390,467	25,505

		60,341

Greece – 0.0%

LAMDA Development S.A.*	49,258	426

Hong Kong – 7.5%

C&D International Investment Group Ltd.	233,000	423

Champion REIT	1,423,846	835

China Jinmao Holdings Group Ltd.	4,108,000	1,653

China Merchants Commercial Real Estate Investment Trust	446,000	163

China Merchants Land Ltd.	942,000	138

China Overseas Grand Oceans Group Ltd.	1,228,500	804

China Overseas Land & Investment Ltd.	2,760,042	7,194

China Resources Land Ltd.	2,314,155	11,211

China South City Holdings Ltd.	3,526,000	390

China Vast Industrial Urban

Development Co. Ltd.	389,000	152

Chinese Estates Holdings Ltd.	366,500	190

CK Asset Holdings Ltd.	1,865,000	11,336

Cosmopolitan International Holdings Ltd.*	1,380,000	224

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Hong Kong – 7.5% continued

Far East Consortium International Ltd.	935,807	$354

Fortune Real Estate Investment Trust	1,062,000	1,018

Gemdale Properties & Investment Corp. Ltd.	4,408,000	670

Hang Lung Group Ltd.	639,000	1,620

Hang Lung Properties Ltd.	1,478,452	3,848

Henderson Land Development Co. Ltd.	1,042,555	4,687

Hongkong Land Holdings Ltd.	851,918	4,188

Hopson Development Holdings Ltd.	476,000	1,717

Hysan Development Co. Ltd.	459,045	1,796

Jiayuan International Group Ltd.	1,072,303	441

K Wah International Holdings Ltd.	877,802	456

Kerry Properties Ltd.	424,599	1,370

Lai Sun Development Co. Ltd.*	95,887	79

Langham Hospitality Investments and Langham Hospitality Investments Ltd.	756,000	116

Link REIT	1,488,100	13,566

LVGEM China Real Estate Investment Co. Ltd.	664,000	180

Poly Property Group Co. Ltd.	1,546,000	456

Prosperity REIT	862,000	288

Road King Infrastructure Ltd.	172,000	226

Shanghai Industrial Urban Development Group Ltd.	1,462,000	143

Shenzhen Investment Ltd.	2,211,191	769

Shimao Group Holdings Ltd.	904,869	2,849

Sino Land Co. Ltd.	2,313,097	3,226

Sun Hung Kai Properties Ltd.	941,425	14,281

Sunlight Real Estate Investment Trust	805,000	434

Swire Properties Ltd.	833,200	2,579

Wharf Holdings (The) Ltd.	1,088,317	2,886

Wharf Real Estate Investment Co. Ltd.	1,201,317	6,748

Yuexiu Property Co. Ltd.	5,067,442	1,150

Yuexiu Real Estate Investment Trust	1,231,000	631

Zhuguang Holdings Group Co. Ltd.*	1,142,000	304

		107,789

India – 0.4%

DLF Ltd.	454,596	1,792

Godrej Properties Ltd.*	81,582	1,572

Indiabulls Real Estate Ltd.*	165,598	184

Mindspace Business Parks REIT	113,200	457

Oberoi Realty Ltd.*	90,038	710

Phoenix Mills (The) Ltd.*	64,424	689

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

India – 0.4% continued

Prestige Estates Projects Ltd.	107,048	$449

Sunteck Realty Ltd.	41,233	159

		6,012

Indonesia – 0.1%

Ciputra Development Tbk PT	7,629,636	577

Lippo Karawaci Tbk PT*	26,091,410	347

Pakuwon Jati Tbk PT*	13,062,840	488

Rimo International Lestari Tbk PT(3) *	42,545,100	73

Summarecon Agung Tbk PT*	6,941,500	451

		1,936

Ireland – 0.1%

Hibernia REIT PLC	491,238	635

Irish Residential Properties REIT PLC	315,643	603

		1,238

Israel – 0.6%

AFI Properties Ltd.*	8,063	282

Amot Investments Ltd.	123,331	660

Azrieli Group Ltd.	31,360	1,936

Bayside Land Corp. Ltd.	101,864	812

Blue Square Real Estate Ltd.	3,725	258

Isras Investment Co. Ltd.	1,184	228

Mega Or Holdings Ltd.	18,060	533

Melisron Ltd.	15,454	862

Mivne Real Estate KD Ltd.	443,782	1,092

Property & Building Corp. Ltd.	1,736	160

Reit 1 Ltd.	128,807	596

Summit Real Estate Holdings Ltd.*	30,901	455

YH Dimri Construction & Development Ltd.	5,726	314

		8,188

Italy – 0.0%

Immobiliare Grande Distribuzione SIIQ S.p.A.	41,871	174

Japan – 11.0%

Activia Properties, Inc.	481	2,114

Advance Residence Investment Corp.	965	3,028

Aeon Mall Co. Ltd.	74,766	1,302

AEON REIT Investment Corp.	1,079	1,453

Comforia Residential REIT, Inc.	450	1,373

CRE Logistics REIT, Inc.	293	454

Daibiru Corp.	34,200	443

Daiwa House Industry Co. Ltd.	408,600	12,006

Daiwa House REIT Investment Corp.	1,435	3,859

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Japan – 11.0% continued

Daiwa Office Investment Corp.	230	$1,620

Daiwa Securities Living Investments Corp.	1,292	1,269

Frontier Real Estate Investment Corp.	341	1,454

Fukuoka REIT Corp.	490	770

Global One Real Estate Investment Corp.	696	759

GLP J-Reit	2,964	4,872

Goldcrest Co. Ltd.	11,400	175

Hankyu Hanshin REIT, Inc.	401	547

Heiwa Real Estate Co. Ltd.	23,900	749

Heiwa Real Estate REIT, Inc.	603	848

Hoshino Resorts REIT, Inc.	151	872

Hulic Co. Ltd.	216,040	2,557

Hulic Reit, Inc.	877	1,374

Ichigo Office REIT Investment Corp.	873	749

Ichigo, Inc.	185,200	550

Industrial & Infrastructure Fund Investment Corp.	1,357	2,331

Invesco Office J-Reit, Inc.	6,375	1,007

Invincible Investment Corp.	4,524	1,710

Itochu Advance Logistics Investment Corp.	337	423

Japan Excellent, Inc.	873	1,133

Japan Hotel REIT Investment Corp.	3,205	1,808

Japan Logistics Fund, Inc.	619	1,743

Japan Metropolitan Fund Invest	5,083	5,196

Japan Prime Realty Investment Corp.	587	2,193

Japan Real Estate Investment Corp.	955	5,643

Katitas Co. Ltd.	37,400	1,046

Keihanshin Building Co. Ltd.	24,700	332

Kenedix Office Investment Corp.	309	2,199

Kenedix Residential Next Investment Corp.	673	1,314

Kenedix Retail REIT Corp.	363	881

LaSalle Logiport REIT	1,126	1,707

Leopalace21 Corp.*	139,000	193

Mirai Corp.	1,106	481

Mitsubishi Estate Co. Ltd.	853,580	14,969

Mitsubishi Estate Logistics REIT Investment Corp.	265	1,041

Mitsui Fudosan Co. Ltd.	661,962	15,110

Mitsui Fudosan Logistics Park, Inc.	370	1,828

Mori Hills REIT Investment Corp.	1,165	1,615

Mori Trust Hotel Reit, Inc.	233	291

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Japan – 11.0% continued

Mori Trust Sogo Reit, Inc.	727	$1,022

Nippon Accommodations Fund, Inc.	318	1,866

Nippon Building Fund, Inc.	1,079	6,358

Nippon Prologis REIT, Inc.	1,518	4,881

NIPPON REIT Investment Corp.	323	1,235

Nomura Real Estate Holdings, Inc.	85,100	2,057

Nomura Real Estate Master Fund, Inc.	3,069	4,615

One REIT, Inc.	153	430

Orix JREIT, Inc.	1,894	3,300

Premier Investment Corp.	951	1,359

SAMTY Co. Ltd.	23,700	435

Samty Residential Investment Corp.	227	240

Sekisui House Reit, Inc.	2,976	2,476

Star Asia Investment Corp.	1,069	509

Starts Proceed Investment Corp.	148	300

Sumitomo Realty & Development Co. Ltd.	222,825	7,903

Sun Frontier Fudousan Co. Ltd.	22,400	196

Takara Leben Co. Ltd.	58,800	199

Takara Leben Real Estate Investment Corp.	306	302

TOC Co. Ltd.	25,600	183

Tokyo Tatemono Co. Ltd.	138,500	2,117

Tokyu REIT, Inc.	615	1,006

Tosei Corp.	23,300	236

United Urban Investment Corp.	2,141	2,881

		157,497

Kuwait – 0.1%

Mabanee Co. KPSC	396,227	952

National Real Estate Co. KPSC*	539,472	161

		1,113

Malaysia – 0.2%

Axis Real Estate Investment Trust	905,800	426

IGB Real Estate Investment Trust	1,111,200	466

IOI Properties Group Bhd.	1,037,400	358

Mah Sing Group Bhd.	840,300	171

Matrix Concepts Holdings Bhd.	214,200	100

Pavilion Real Estate Investment Trust	581,000	196

Sime Darby Property Bhd.	1,924,900	302

SP Setia Bhd. Group*	1,129,669	286

Sunway Real Estate Investment Trust	1,378,300	496

UEM Sunrise Bhd.*	1,073,000	113

YTL Hospitality REIT	472,300	101

		3,015

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Mexico – 0.4%

Concentradora Fibra Danhos S.A. de C.V.	217,153	$269

Corp. Inmobiliaria Vesta S.A.B. de C.V.	408,800	856

Fibra Uno Administracion S.A. de C.V.	2,228,033	2,609

Macquarie Mexico Real Estate Management S.A. de C.V.	582,589	722

PLA Administradora Industrial S de RL de C.V.	571,500	844

Prologis Property Mexico S.A. de C.V.	328,891	711

		6,011

Netherlands – 0.1%

Brack Capital Properties N.V.*	2,105	179

Eurocommercial Properties N.V. - C.V.A.*	28,621	632

NSI N.V.	13,720	544

Vastned Retail N.V.	9,014	263

Wereldhave N.V.*	24,776	424

		2,042

New Zealand – 0.3%

Argosy Property Ltd.	592,201	594

Goodman Property Trust	813,193	1,286

Kiwi Property Group Ltd.	1,129,767	979

Precinct Properties New Zealand Ltd.	841,703	957

		3,816

Norway – 0.2%

Entra ASA	126,468	2,809

Selvaag Bolig ASA	33,193	245

		3,054

Philippines – 0.8%

Ayala Land, Inc.	5,803,881	4,107

DoubleDragon Properties Corp.*	527,300	144

Filinvest Land, Inc.	5,653,989	128

Megaworld Corp.	8,047,001	594

Robinsons Land Corp.	1,485,096	547

SM Prime Holdings, Inc.	7,256,553	5,235

Vista Land & Lifescapes, Inc.	2,363,400	182

		10,937

Qatar – 0.1%

Barwa Real Estate Co.	1,371,315	1,224

United Development Co. QSC	1,270,163	557

		1,781

Romania – 0.1%

NEPI Rockcastle PLC	296,216	1,871

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Saudi Arabia – 0.2%

Arriyadh Development Co.	62,018	$361

Dar Al Arkan Real Estate Development Co.*	384,773	944

Emaar Economic City*	273,980	782

Jadwa REIT Saudi Fund	50,039	207

Saudi Real Estate Co.*	67,218	332

		2,626

Singapore – 3.0%

AIMS APAC REIT	352,900	339

ARA LOGOS Logistics Trust	812,165	441

Ascendas India Trust	648,300	717

Ascendas Real Estate Investment Trust	2,307,734	5,240

Ascott Residence Trust	1,296,714	1,033

CapitaLand China Trust	738,727	753

CapitaLand Integrated Commercial Trust	3,251,314	5,256

CDL Hospitality Trusts	590,192	545

City Developments Ltd.	334,400	1,988

Cromwell European Real Estate Investment Trust	1,035,655	553

ESR-REIT	1,633,030	474

Far East Hospitality Trust	603,203	283

Frasers Centrepoint Trust	867,909	1,589

Frasers Hospitality Trust	566,000	223

Frasers Logistics & Commercial Trust	1,758,746	1,899

GuocoLand Ltd.	211,800	265

Keppel DC REIT	961,734	1,933

Keppel Pacific Oak U.S. REIT	576,300	415

Keppel REIT	1,237,320	1,122

Lendlease Global Commercial REIT	633,800	380

Manulife U.S. Real Estate Investment Trust	1,005,003	734

Mapletree Commercial Trust	1,532,054	2,420

Mapletree Industrial Trust	1,169,836	2,386

Mapletree Logistics Trust	2,063,314	2,967

Mapletree North Asia Commercial Trust	1,722,300	1,358

OUE Commercial Real Estate Investment Trust	1,664,100	489

OUE Ltd.	195,100	181

Oxley Holdings Ltd.	466,469	87

Parkway Life Real Estate Investment Trust	284,400	862

Prime U.S. REIT	321,100	276

Sasseur Real Estate Investment Trust	418,300	277

Soilbuild Business Space REIT	689,780	274

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Singapore – 3.0% continued

SPH REIT	728,700	$474

Starhill Global REIT	1,075,400	448

Suntec Real Estate Investment Trust	1,448,891	1,683

UOL Group Ltd.	341,397	2,009

Yanlord Land Group Ltd.	449,400	415

		42,788

South Africa – 0.4%

Equites Property Fund Ltd.	386,761	493

Growthpoint Properties Ltd.	2,485,828	2,223

Investec Property Fund Ltd.	429,880	283

Redefine Properties Ltd.*	4,027,289	1,023

Resilient REIT Ltd.	226,043	697

Stor-Age Property REIT Ltd.	266,129	236

Vukile Property Fund Ltd.	549,548	322

		5,277

South Korea – 0.1%

Dongwon Development Co. Ltd.	28,359	136

LOTTE Reit Co. Ltd.	104,123	480

SK D&D Co. Ltd.	6,124	210

		826

Spain – 0.4%

Aedas Homes S.A.*	16,481	433

Inmobiliaria Colonial Socimi S.A.	199,517	1,932

Lar Espana Real Estate Socimi S.A.	42,362	253

Merlin Properties Socimi S.A.	271,706	2,776

		5,394

Sweden – 1.7%

Atrium Ljungberg AB, Class B	32,539	583

Castellum AB	167,836	3,702

Catena AB	18,005	794

Cibus Nordic Real Estate AB	19,736	371

Dios Fastigheter AB	62,654	515

Fabege AB	191,981	2,587

Fastighets AB Balder, Class B*	73,150	3,621

Hufvudstaden AB, Class A	82,623	1,201

John Mattson Fastighetsforetagen AB*	12,092	191

K-fast Holding AB*	7,375	228

Klovern AB, Class B	417,640	728

Kungsleden AB	137,310	1,434

Nyfosa AB*	123,646	1,271

Platzer Fastigheter Holding AB, Class B	41,898	498

Sagax AB, Class D	75,394	279

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Sweden – 1.7% continued

Samhallsbyggnadsbolaget i Norden AB	589,543	$1,834

Samhallsbyggnadsbolaget i Norden AB, Class D	86,945	296

Wallenstam AB, Class B	120,575	1,647

Wihlborgs Fastigheter AB	99,811	1,893

		23,673

Switzerland – 1.1%

Allreal Holding A.G. (Registered)	10,656	2,146

Intershop Holding A.G.	901	595

IWG PLC*	541,696	2,545

Mobimo Holding A.G. (Registered)*	4,887	1,492

PSP Swiss Property A.G. (Registered)	32,070	3,907

Swiss Prime Site A.G. (Registered)	55,757	5,139

		15,824

Taiwan – 0.3%

Cathay Real Estate Development Co. Ltd.	408,000	283

Chong Hong Construction Co. Ltd.	121,000	352

Farglory Land Development Co. Ltd.	158,000	316

Highwealth Construction Corp.	557,800	851

Huaku Development Co. Ltd.	179,000	585

Hung Sheng Construction Ltd.	291,008	201

Kindom Development Co. Ltd.	209,000	290

Kuoyang Construction Co. Ltd.	145,653	204

Prince Housing & Development Corp.	745,000	287

Radium Life Tech Co. Ltd.	468,420	189

Ruentex Development Co. Ltd.	598,500	1,040

Shining Building Business Co. Ltd.*	273,197	139

		4,737

Thailand – 0.6%

Amata Corp. PCL NVDR	660,535	402

AP Thailand PCL (Registered)	441,405	116

AP Thailand PCL NVDR	1,109,404	291

Central Pattana PCL (Registered)	761,626	1,420

Central Pattana PCL NVDR	846,398	1,582

Land & Houses PCL NVDR	5,941,800	1,629

Origin Property PCL NVDR	578,900	157

Pruksa Holding PCL NVDR	509,300	209

Quality Houses PCL NVDR	5,105,700	402

Sansiri PCL NVDR	7,774,766	269

SC Asset Corp. PCL (Registered)	747,984	77

SC Asset Corp. PCL NVDR	332,924	35

Siam Future Development PCL NVDR	813,032	163

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Thailand – 0.6% continued

Singha Estate PCL NVDR	1,939,300	$136

Supalai PCL (Registered)	280,445	192

Supalai PCL NVDR	731,900	502

WHA Corp. PCL NVDR	6,275,900	701

		8,283

United Arab Emirates – 0.3%

Aldar Properties PJSC	2,795,601	2,863

DAMAC Properties Dubai Co. PJSC*	1,388,421	454

Emaar Malls PJSC*	1,863,118	858

		4,175

United Kingdom – 3.8%

Assura PLC	1,926,468	1,914

Big Yellow Group PLC	119,236	1,831

BMO Commercial Property Trust Ltd.	576,319	562

British Land (The) Co. PLC	636,523	4,426

Capital & Counties Properties PLC	530,262	1,248

Civitas Social Housing PLC	436,164	648

Custodian Reit PLC	254,592	322

Derwent London PLC	76,574	3,408

Empiric Student Property PLC*	430,642	471

GCP Student Living PLC	327,088	699

Grainger PLC	495,089	1,821

Great Portland Estates PLC	167,261	1,568

Hammerson PLC	2,803,915	1,350

Helical PLC	83,510	476

Land Securities Group PLC	509,655	4,850

LondonMetric Property PLC	634,788	1,869

LXI REIT PLC	388,010	674

Picton Property Income (The) Ltd.	370,240	438

Primary Health Properties PLC	972,813	1,988

RDI REIT PLC	203,483	341

Regional REIT Ltd.	275,257	299

Safestore Holdings PLC	155,001	1,701

Segro PLC	862,255	11,147

Shaftesbury PLC*	139,588	1,235

St. Modwen Properties PLC	144,321	806

Tritax Big Box REIT PLC	1,227,916	3,039

UK Commercial Property REIT Ltd.	543,366	539

UNITE Group (The) PLC*	229,070	3,370

Warehouse Reit PLC	236,803	411

Watkin Jones PLC	157,293	462

Workspace Group PLC	99,371	1,096

		55,009

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

United States – 48.5%

Acadia Realty Trust	62,991	$1,195

Agree Realty Corp.	39,275	2,644

Alexander’s, Inc.	1,772	491

Alexandria Real Estate Equities, Inc.	97,845	16,076

American Assets Trust, Inc.	37,490	1,216

American Campus Communities, Inc.	99,457	4,294

American Finance Trust, Inc.	76,604	752

American Homes 4 Rent, Class A	206,196	6,875

Americold Realty Trust	148,416	5,710

Apartment Income REIT Corp.	107,400	4,592

Apartment Investment and Management Co., Class A	107,919	663

Apple Hospitality REIT, Inc.	154,750	2,255

AvalonBay Communities, Inc.	100,816	18,602

Boston Properties, Inc.	107,238	10,859

Brandywine Realty Trust	125,166	1,616

Brixmor Property Group, Inc.	213,850	4,326

Camden Property Trust	70,821	7,784

CareTrust REIT, Inc.	68,736	1,601

Centerspace	9,317	634

Chatham Lodging Trust*	34,537	455

Colony Capital, Inc.*	352,902	2,287

Columbia Property Trust, Inc.	83,569	1,429

Community Healthcare Trust, Inc.	15,934	735

CoreSite Realty Corp.	31,221	3,742

Corporate Office Properties Trust	81,778	2,153

Cousins Properties, Inc.	107,411	3,797

CubeSmart	141,709	5,361

CyrusOne, Inc.	87,182	5,904

DiamondRock Hospitality Co.*	143,350	1,476

Digital Realty Trust, Inc.	203,473	28,657

Diversified Healthcare Trust	176,469	844

Douglas Emmett, Inc.	127,616	4,007

Duke Realty Corp.	269,740	11,310

Eagle Hospitality Trust(3) *	496,400	34

Easterly Government Properties, Inc.	59,032	1,224

EastGroup Properties, Inc.	28,686	4,110

Empire State Realty Trust, Inc., Class A	104,793	1,166

Equinix, Inc.	64,526	43,851

Equity Commonwealth	89,208	2,480

Equity Commonwealth - (Fractional Shares)(2)	75,000	—

Equity LifeStyle Properties, Inc.	125,240	7,970

Equity Residential	268,837	19,257

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

United States – 48.5% continued

Essex Property Trust, Inc.	47,422	$12,891

Extra Space Storage, Inc.	93,706	12,421

Federal Realty Investment Trust	51,883	5,264

First Industrial Realty Trust, Inc.	93,381	4,276

Four Corners Property Trust, Inc.	52,078	1,427

Franklin Street Properties Corp.	82,067	447

FRP Holdings, Inc.*	5,139	253

Getty Realty Corp.	25,513	723

Gladstone Commercial Corp.	26,007	509

Global Medical REIT, Inc.	33,517	439

Global Net Lease, Inc.	65,381	1,181

Healthcare Realty Trust, Inc.	100,595	3,050

Healthcare Trust of America, Inc., Class A	158,484	4,371

Healthpeak Properties, Inc.	391,709	12,433

Highwoods Properties, Inc.	75,696	3,250

Host Hotels & Resorts, Inc.*	510,681	8,605

Howard Hughes (The) Corp.*	29,727	2,828

Hudson Pacific Properties, Inc.	110,184	2,989

Independence Realty Trust, Inc.	68,780	1,045

Industrial Logistics Properties Trust	46,834	1,083

Innovative Industrial Properties, Inc.	15,891	2,863

Invitation Homes, Inc.	405,651	12,977

Iron Mountain, Inc.	208,913	7,732

JBG SMITH Properties	86,692	2,756

Kennedy-Wilson Holdings, Inc.	93,877	1,897

Kilroy Realty Corp.	75,309	4,943

Kimco Realty Corp.	312,475	5,859

Kite Realty Group Trust	62,290	1,202

Lexington Realty Trust	202,788	2,253

Life Storage, Inc.	52,827	4,540

LTC Properties, Inc.	28,601	1,193

Macerich (The) Co.	83,273	974

Mack-Cali Realty Corp.	66,172	1,024

Medical Properties Trust, Inc.	415,381	8,839

Mid-America Apartment Communities, Inc.	83,297	12,025

Monmouth Real Estate Investment Corp.	67,199	1,189

National Health Investors, Inc.	32,194	2,327

National Retail Properties, Inc.	125,380	5,525

National Storage Affiliates Trust	49,850	1,991

NexPoint Residential Trust, Inc.	14,156	652

Office Properties Income Trust	35,023	964

Omega Healthcare Investors, Inc.	163,982	6,007

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

United States – 48.5% continued

One Liberty Properties, Inc.	11,349	$253

Paramount Group, Inc.	131,626	1,333

Park Hotels & Resorts, Inc.*	169,537	3,659

Pebblebrook Hotel Trust	93,954	2,282

Physicians Realty Trust	151,412	2,675

Piedmont Office Realty Trust, Inc., Class A	91,715	1,593

Prologis, Inc.	535,624	56,776

PS Business Parks, Inc.	15,171	2,345

Public Storage	114,204	28,181

QTS Realty Trust, Inc., Class A	47,029	2,918

Realty Income Corp.	254,064	16,133

Regency Centers Corp.	122,712	6,959

Retail Opportunity Investments Corp.	82,822	1,314

Retail Properties of America, Inc., Class A	152,837	1,602

Rexford Industrial Realty, Inc.	89,375	4,504

RLJ Lodging Trust	120,623	1,867

RPT Realty	57,283	654

Ryman Hospitality Properties, Inc.*	38,303	2,969

Sabra Health Care REIT, Inc.	150,623	2,615

Saul Centers, Inc.	10,946	439

Seritage Growth Properties, Class A*	26,888	493

Service Properties Trust	122,161	1,449

Simon Property Group, Inc.	237,106	26,976

SITE Centers Corp.	114,838	1,557

SL Green Realty Corp.	52,829	3,697

Spirit Realty Capital, Inc.	79,552	3,381

STAG Industrial, Inc.	108,606	3,650

STORE Capital Corp.	180,134	6,034

Summit Hotel Properties, Inc.*	74,472	757

Sun Communities, Inc.	77,773	11,669

Sunstone Hotel Investors, Inc.*	155,613	1,939

Tanger Factory Outlet Centers, Inc.	69,159	1,046

Terreno Realty Corp.	50,193	2,900

UDR, Inc.	213,877	9,381

UMH Properties, Inc.	26,778	513

Universal Health Realty Income Trust	9,991	677

Urban Edge Properties	86,383	1,427

Urstadt Biddle Properties, Inc., Class A	20,907	348

Ventas, Inc.	270,859	14,448

VEREIT, Inc.	158,195	6,109

Vornado Realty Trust	118,051	5,358

Washington Real Estate Investment Trust	60,587	1,339

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

United States – 48.5% continued

Weingarten Realty Investors	87,455	$2,353

Welltower, Inc.	301,437	21,592

WP Carey, Inc.	127,547	9,026

Xenia Hotels & Resorts, Inc.*	84,508	1,648

		694,489

Total Common Stocks

(Cost $998,033)		1,411,464

INVESTMENT COMPANIES – 0.8%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(4) (5)	11,514,144	11,514

Total Investment Companies

(Cost $11,514)		11,514

Total Investments – 99.4%

(Cost $1,009,547)		1,422,978

Other Assets less Liabilities – 0.6%		9,195

Net Assets – 100.0%		$1,432,173

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Level 3 asset.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2021 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

A.G. – Aktiengesellschaft (German: Stock Corporation)

AB – Aktiebolag (Sweden: Corporation)

ASA – Aksjeselskap (Norway: Stock Company)

N.V. – Naamloze Vennootschap (Dutch: Limited Liability Company)

NVDR – Non-Voting Depositary Receipt

PCL – Public Company Limited

PJSC – Public Joint-Stock Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

S.A. – Société Anonyme (French: Public Limited Company)

S.A.B. de C.V. – Sociedad Anónima Bursátil de Capital Variable (Mexico: Public Company)

S.E. – Societas Europaea (German: Public Company)

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Morgan Stanley	Japanese Yen	306,550	United States Dollar	2,781	6/16/21	$ 10

Morgan Stanley	Swiss Franc	260	United States Dollar	282	6/16/21	6

Subtotal Appreciation						16

Citibank	United States Dollar	316	British Pound	226	6/16/21	(4)

Goldman Sachs	United States Dollar	475	Singapore Dollar	639	6/16/21	— *

JPMorgan Chase	United States Dollar	680	Australian Dollar	876	6/16/21	(15)

Morgan Stanley	British Pound	1,080	United States Dollar	1,481	6/16/21	(8)

Morgan Stanley	Euro	3,010	United States Dollar	3,536	6/16/21	— *

Morgan Stanley	United States Dollar	562	Euro	469	6/16/21	(11)

Morgan Stanley	United States Dollar	1,139	Japanese Yen	123,620	6/16/21	(22)

Morgan Stanley	United States Dollar	499	Swedish Krona	4,249	6/16/21	(12)

Toronto-Dominion Bank	Canadian Dollar	90	United States Dollar	71	6/16/21	— *

Toronto-Dominion Bank United	States Dollar	703	Hong Kong Dollar	5,455	6/16/21	(1)

Subtotal Depreciation						(73)

Total						$ (57)

*	Amounts round to less than a thousand.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500 (United States Dollar)	8	$ 1,587	Long	6/21	$ 40

E-Mini S&P MidCap 400 (United States Dollar)	22	5,732	Long	6/21	(22)

MSCI EAFE Index (United States Dollar)	96	10,522	Long	6/21	75

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

MSCI Emerging Markets Index (United States Dollar)	21	$ 1,389	Long	6/21	$ (13)

S&P/TSX 60 Index (Canadian Dollar)	5	884	Long	6/21	4

Total					$ 84

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Retail REITs	12.5%

Real Estate Operating Companies	11.1

Industrial REITs	11.1

Specialized REITs	10.8

Residential REITs	10.7

Real Estate Development	9.4

Office REITs	8.9

Diversified REITs	8.0

Diversified Real Estate Activities	7.2

Health Care REITs	6.4

Other Industries less than 5%	3.3

Total Investments	99.4

Other Assets less Liabilities	0.6

Net Assets	100.0%

At March 31, 2021, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	49.8%

Japanese Yen	11.0

Hong Kong Dollar	10.8

Euro	7.7

All other currencies less than 5%	20.1

Total Investments	99.4

Other Assets less Liabilities	0.6

Net Assets	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued	MARCH 31, 2021

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2021 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Brazil	$3,625	$—	$—	$3,625

Canada	18,496	—	—	18,496

Chile	1,574	—	—	1,574

Egypt	285	542	—	827

Indonesia	—	1,863	73	1,936

Mexico	6,011	—	—	6,011

United States	694,455	—	34	694,489

All Other Countries(1)	—	684,506	—	684,506

Total Common Stocks	724,446	686,911	107	1,411,464

Investment Companies	11,514	—	—	11,514

Total Investments	$735,960	$686,911	$107	$1,422,978

OTHER FINANCIAL INSTRUMENTS

Assets

Forward Foreign Currency Exchange Contracts	$—	$16	$ —	$16

Futures Contracts	119	—	—	119

Liabilities

Forward Foreign Currency Exchange Contracts	—	(73)	—	(73)

Futures Contracts	(35)	—	—	(35)

Total Other Financial Instruments	$84	$(57)	$ —	$27

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND	MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1)

Argentina – 0.3%

MercadoLibre, Inc.*	1,650	$2,429

Australia – 2.2%

APA Group	44,429	339

ASX Ltd.	7,249	392

Aurizon Holdings Ltd.	65,932	196

AusNet Services	65,975	92

Australia & New Zealand Banking Group Ltd.	104,843	2,252

BlueScope Steel Ltd.	19,289	285

Brambles Ltd.	52,977	427

Coca-Cola Amatil Ltd.	18,732	191

Cochlear Ltd.	2,466	396

Coles Group Ltd.	49,651	605

Commonwealth Bank of Australia	65,376	4,292

Computershare Ltd.	17,184	197

Computershare Ltd.*	1,952	20

Dexus	41,868	311

Evolution Mining Ltd.	76,211	239

Fortescue Metals Group Ltd.	62,511	954

Goodman Group	61,961	854

GPT Group (The)	70,089	245

Insurance Australia Group Ltd.	88,579	316

Lendlease Corp. Ltd.	23,520	231

Macquarie Group Ltd.	12,709	1,473

Mirvac Group	141,777	270

National Australia Bank Ltd.	121,611	2,410

Newcrest Mining Ltd.	30,151	564

Northern Star Resources Ltd.	38,124	278

Orica Ltd.	13,386	142

Ramsay Health Care Ltd.	7,028	359

SEEK Ltd.*	11,935	259

Stockland	87,126	292

Suncorp Group Ltd.	48,960	367

Sydney Airport*	46,232	218

Telstra Corp. Ltd.	146,047	378

Transurban Group	99,743	1,012

Vicinity Centres	144,956	183

Woodside Petroleum Ltd.	34,786	633

		21,672

Austria – 0.1%

Erste Group Bank A.G.*	10,757	365

OMV A.G.	5,462	277

voestalpine A.G.	3,894	162

		804

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Belgium – 0.2%

Etablissements Franz Colruyt N.V.	2,115	$126

KBC Group N.V.*	9,066	659

Solvay S.A., Class A	2,612	325

UCB S.A.	4,576	435

Umicore S.A.	7,073	375

		1,920

Canada – 4.0%

Agnico Eagle Mines Ltd.	8,952	518

Algonquin Power & Utilities Corp.	22,331	354

Alimentation Couche-Tard, Inc., Class B	30,975	999

Aurora Cannabis, Inc.(2) *	1	—

B2Gold Corp.	37,886	163

Bank of Montreal	23,716	2,114

Bank of Nova Scotia (The)	44,603	2,790

BlackBerry Ltd.*	19,310	162

CAE, Inc.*	10,568	301

Cameco Corp.	13,974	232

Canadian Apartment Properties REIT	3,359	144

Canadian Imperial Bank of Commerce	16,464	1,612

Canadian National Railway Co.	26,152	3,035

Canadian Tire Corp. Ltd., Class A	2,078	295

Canopy Growth Corp.*	7,602	244

CGI, Inc.*	8,574	714

Dollarama, Inc.	10,987	485

Empire Co. Ltd., Class A	6,332	197

Enbridge, Inc.	75,016	2,733

FirstService Corp.	1,440	214

Fortis, Inc.	17,403	755

Franco-Nevada Corp.	6,978	875

Gildan Activewear, Inc.*	7,193	220

Hydro One Ltd.	11,733	273

Intact Financial Corp.	5,320	652

Inter Pipeline Ltd.	15,467	221

Keyera Corp.	7,439	155

Loblaw Cos. Ltd.	6,429	359

Lululemon Athletica, Inc.*	4,568	1,401

Lundin Mining Corp.	24,864	256

Magna International, Inc.	10,296	907

Manulife Financial Corp.	72,482	1,559

Metro, Inc.	9,390	428

Nutrien Ltd.	21,006	1,132

Open Text Corp.	10,338	493

Parkland Corp.	5,378	162

Pembina Pipeline Corp.	20,558	594

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Canada – 4.0% continued

Ritchie Bros. Auctioneers, Inc.	3,926	$230

Rogers Communications, Inc., Class B	13,102	604

Shopify, Inc., Class A*	4,053	4,475

Sun Life Financial, Inc.	21,571	1,090

TELUS Corp.	16,174	322

Toronto-Dominion Bank (The)	66,732	4,352

Wheaton Precious Metals Corp.	16,527	631

WSP Global, Inc.	4,041	384

		39,836

Denmark – 1.1%

Chr Hansen Holding A/S*	3,937	358

Coloplast A/S, Class B	4,234	637

Demant A/S*	3,860	164

Genmab A/S*	2,373	780

GN Store Nord A/S	4,597	362

H Lundbeck A/S	2,511	86

Novo Nordisk A/S, Class B	63,412	4,282

Novozymes A/S, Class B	7,707	494

Orsted A/S(3)	6,996	1,132

Pandora A/S*	3,556	381

Tryg A/S	12,213	288

Vestas Wind Systems A/S	7,296	1,502

		10,466

Finland – 0.3%

Elisa OYJ	5,128	308

Kesko OYJ, Class B	9,947	304

Neste OYJ	15,741	835

Orion OYJ, Class B	3,804	152

Stora Enso OYJ (Registered)	22,346	418

UPM-Kymmene OYJ	19,165	688

Wartsila OYJ Abp	16,444	173

		2,878

France – 3.1%

Accor S.A.*	6,558	247

Air Liquide S.A.	17,453	2,852

Amundi S.A.(3) *	2,119	170

Atos S.E.*	3,503	273

AXA S.A.	71,290	1,911

Bouygues S.A.	8,637	346

Carrefour S.A.	22,747	412

Cie de Saint-Gobain*	18,775	1,108

Cie Generale des Etablissements Michelin S.C.A.	6,172	924

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

France – 3.1% continued

CNP Assurances*	5,963	$113

Covivio	1,921	164

Credit Agricole S.A.*	42,679	618

Danone S.A.	22,773	1,563

Dassault Systemes S.E.	4,909	1,050

Eiffage S.A.*	3,044	305

EssilorLuxottica S.A.	10,525	1,714

Eurazeo S.E.*	1,643	125

Gecina S.A.	1,637	226

Getlink S.E.*	15,230	234

Kering S.A.	2,794	1,929

Klepierre S.A.	6,706	156

L’Oreal S.A.	9,282	3,558

Natixis S.A.*	34,401	165

Orange S.A.	73,875	909

Publicis Groupe S.A.	8,373	511

Schneider Electric S.E.	19,914	3,043

SEB S.A.	955	169

SES S.A.	13,614	108

Teleperformance	2,123	773

TOTAL S.E.	92,893	4,326

Ubisoft Entertainment S.A.*	3,311	252

Unibail-Rodamco-Westfield*	5,119	410

Valeo S.A.	8,265	281

Wendel S.E.	908	113

		31,058

Germany – 2.7%

adidas A.G.*	7,032	2,195

Allianz S.E. (Registered)	15,195	3,868

BASF S.E.	33,911	2,817

Bayerische Motoren Werke A.G.	11,908	1,235

Beiersdorf A.G.	3,789	400

Commerzbank A.G.*	36,211	222

Delivery Hero S.E.(3) *	4,806	623

Deutsche Boerse A.G.	7,053	1,172

Deutsche Wohnen S.E.	12,408	579

HeidelbergCement A.G.	5,625	511

Henkel A.G. & Co. KGaA	4,034	399

Merck KGaA	4,804	821

MTU Aero Engines A.G.	1,981	466

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	5,164	1,591

SAP S.E.	38,426	4,706

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Germany – 2.7% continued

Siemens A.G. (Registered)	28,183	$4,628

Symrise A.G.	4,705	571

Telefonica Deutschland Holding A.G.	39,725	117

		26,921

Hong Kong – 0.5%

ASM Pacific Technology Ltd.	11,000	141

BOC Hong Kong Holdings Ltd.	131,500	459

Hang Seng Bank Ltd.	28,278	548

HKT Trust & HKT Ltd.	139,000	198

Hong Kong & China Gas Co. Ltd.	380,822	603

Hong Kong Exchanges & Clearing Ltd.	44,415	2,627

MTR Corp. Ltd.	58,126	330

PCCW Ltd.	162,000	91

Swire Pacific Ltd., Class A	18,000	135

Swire Properties Ltd.	42,678	132

		5,264

Ireland – 1.3%

Accenture PLC, Class A	23,311	6,440

Allegion PLC	3,439	432

Aptiv PLC*	9,990	1,377

CRH PLC	29,040	1,362

DCC PLC	3,466	301

Jazz Pharmaceuticals PLC*	1,960	322

Kerry Group PLC, Class A	5,928	742

Kingspan Group PLC	5,697	483

Trane Technologies PLC	8,842	1,464

		12,923

Israel – 0.1%

Bank Hapoalim B.M.*	40,586	316

Bank Leumi Le-Israel B.M.	52,168	344

Mizrahi Tefahot Bank Ltd.	4,911	128

		788

Italy – 0.6%

Assicurazioni Generali S.p.A.	41,222	827

Enel S.p.A.	299,995	2,997

Intesa Sanpaolo S.p.A.*	611,722	1,663

Tenaris S.A.	16,463	187

		5,674

Japan – 8.2%

Aeon Co. Ltd.	23,400	699

Ajinomoto Co., Inc.	17,000	349

ANA Holdings, Inc.*	6,300	147

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Japan – 8.2% continued

Asahi Kasei Corp.	46,000	$530

Astellas Pharma, Inc.	69,100	1,067

Bridgestone Corp.	19,400	788

Capcom Co. Ltd.	6,200	202

Casio Computer Co. Ltd.	7,100	134

Central Japan Railway Co.	5,400	809

Chugai Pharmaceutical Co. Ltd.	24,830	1,011

CyberAgent, Inc.	14,800	268

Dai Nippon Printing Co. Ltd.	8,100	171

Daifuku Co. Ltd.	3,600	354

Dai-ichi Life Holdings, Inc.	39,000	675

Daiichi Sankyo Co. Ltd.	62,700	1,833

Daikin Industries Ltd.	9,200	1,863

Daiwa House Industry Co. Ltd.	20,500	602

Denso Corp.	16,100	1,075

East Japan Railway Co.	11,300	802

Eisai Co. Ltd.	9,405	632

ENEOS Holdings, Inc.	109,900	498

Fast Retailing Co. Ltd.	2,100	1,680

Fujitsu Ltd.	7,100	1,031

Hankyu Hanshin Holdings, Inc.	9,100	291

Hino Motors Ltd.	10,200	87

Hirose Electric Co. Ltd.	1,200	185

Hitachi Construction Machinery Co. Ltd.	4,100	132

Hitachi Metals Ltd.*	8,100	133

Honda Motor Co. Ltd.	60,400	1,818

Hulic Co. Ltd.	13,400	159

Inpex Corp.	36,900	252

Isuzu Motors Ltd.	19,700	213

Japan Metropolitan Fund Invest	266	272

JFE Holdings, Inc.	17,800	219

Kajima Corp.	16,300	232

Kansai Paint Co. Ltd.	6,500	174

Kao Corp.	17,500	1,159

KDDI Corp.	59,500	1,828

Keio Corp.	3,500	236

Keyence Corp.	6,700	3,058

Kikkoman Corp.	5,400	322

Kobayashi Pharmaceutical Co. Ltd.	1,800	168

Kobe Bussan Co. Ltd.	4,800	129

Komatsu Ltd.	33,000	1,020

Konami Holdings Corp.	3,300	197

Kubota Corp.	38,600	881

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Japan – 8.2% continued

Kuraray Co. Ltd.	12,100	$138

Kurita Water Industries Ltd.	4,000	172

Kyushu Railway Co.	5,900	138

Lawson, Inc.	1,900	93

Marubeni Corp.	60,000	502

Marui Group Co.Ltd.	7,300	138

Mazda Motor Corp.*	22,600	186

Mercari, Inc.*	3,200	146

Mitsubishi Chemical Holdings Corp.	48,500	363

Mitsubishi Estate Co. Ltd.	44,500	780

Mitsubishi UFJ Lease & Finance	15,130	92

Mitsui Chemicals, Inc.	6,700	213

Mitsui Fudosan Co. Ltd.	33,300	760

Miura Co. Ltd.	3,100	168

Mizuho Financial Group, Inc.	89,597	1,292

MS&AD Insurance Group Holdings, Inc.	16,600	489

Murata Manufacturing Co. Ltd.	21,245	1,713

Nabtesco Corp.	4,000	184

Nagoya Railroad Co. Ltd.*	6,400	153

NEC Corp.	9,300	549

NGK Insulators Ltd.	8,700	160

NGK Spark Plug Co. Ltd.	5,400	94

Nintendo Co. Ltd.	4,100	2,295

Nippon Building Fund, Inc.	53	312

Nippon Express Co. Ltd.	2,600	194

Nippon Paint Holdings Co. Ltd.	26,500	383

Nippon Prologis REIT, Inc.	75	241

Nippon Shinyaku Co. Ltd.	1,600	119

Nippon Yusen K.K.	5,500	189

Nissin Foods Holdings Co. Ltd.	2,300	171

Nitori Holdings Co. Ltd.	2,800	543

Nitto Denko Corp.	5,800	498

Nomura Real Estate Holdings, Inc.	3,800	92

Nomura Real Estate Master Fund, Inc.	175	263

Nomura Research Institute Ltd.	11,176	347

NSK Ltd.	13,600	139

Obayashi Corp.	22,500	207

Odakyu Electric Railway Co. Ltd.	10,500	288

Omron Corp.	6,600	517

Ono Pharmaceutical Co. Ltd.	13,700	359

Oriental Land Co. Ltd.	7,400	1,115

ORIX Corp.	49,200	833

Osaka Gas Co. Ltd.	14,300	280

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Japan – 8.2% continued

Otsuka Corp.	3,900	$183

Panasonic Corp.	81,900	1,058

Rakuten, Inc.	30,000	358

Recruit Holdings Co. Ltd.	50,100	2,459

Resona Holdings, Inc.	79,900	335

Rohm Co. Ltd.	3,100	307

Santen Pharmaceutical Co. Ltd.	12,900	178

SCSK Corp.	2,000	119

Secom Co. Ltd.	7,700	650

Sega Sammy Holdings, Inc.	6,700	105

Sekisui Chemical Co. Ltd.	12,700	245

Sekisui House Ltd.	22,800	490

Seven & i Holdings Co. Ltd.	28,000	1,132

SG Holdings Co. Ltd.	11,000	253

Sharp Corp.	8,100	140

Shimadzu Corp.	8,000	291

Shimizu Corp.	22,500	183

Shin-Etsu Chemical Co. Ltd.	13,100	2,213

Shionogi & Co. Ltd.	9,900	534

Shiseido Co. Ltd.	14,800	997

SoftBank Corp.	106,300	1,383

Sohgo Security Services Co. Ltd.	2,500	118

Sompo Holdings, Inc.	12,700	486

Sony Corp.	46,500	4,896

Stanley Electric Co. Ltd.	4,633	138

Sumitomo Chemical Co. Ltd.	57,400	297

Sumitomo Metal Mining Co. Ltd.	8,300	361

Sumitomo Mitsui Trust Holdings, Inc.	12,400	432

Suntory Beverage & Food Ltd.	4,800	179

Sysmex Corp.	6,242	674

T&D Holdings, Inc.	21,000	273

Taisei Corp.	7,500	289

Takeda Pharmaceutical Co. Ltd.	58,300	2,107

TDK Corp.	4,700	655

Teijin Ltd.	5,800	100

Tobu Railway Co. Ltd.	6,900	185

Toho Gas Co. Ltd.	2,700	167

Tokyo Century Corp.	1,500	101

Tokyo Electron Ltd.	5,500	2,355

Tokyo Gas Co. Ltd.	13,400	298

Tokyu Corp.	17,600	236

Toppan Printing Co. Ltd.	9,200	155

Toray Industries, Inc.	49,600	319

TOTO Ltd.	4,900	302

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Japan – 8.2% continued

Toyo Suisan Kaisha Ltd.	3,300	$138

Toyoda Gosei Co. Ltd.	2,200	58

Toyota Tsusho Corp.	7,500	317

Unicharm Corp.	15,100	633

USS Co. Ltd.	7,700	151

West Japan Railway Co.	5,700	317

Yakult Honsha Co. Ltd.	4,700	238

Yamada Holdings Co. Ltd.	23,260	126

Yamaha Corp.	4,600	250

Yamaha Motor Co. Ltd.	10,900	269

Yaskawa Electric Corp.	9,200	461

Yokogawa Electric Corp.	8,200	152

Z Holdings Corp.	98,500	492

ZOZO, Inc.	4,200	124

		80,755

Jordan – 0.0%

Hikma Pharmaceuticals PLC	6,130	192

Netherlands – 2.1%

Aegon N.V.	64,437	306

Akzo Nobel N.V.	7,003	782

ASML Holding N.V.	15,671	9,558

ING Groep N.V.	143,557	1,762

JDE Peet’s N.V.*	2,744	101

Koninklijke Ahold Delhaize N.V.	40,646	1,132

Koninklijke DSM N.V.	6,388	1,081

Koninklijke KPN N.V.	126,840	431

Koninklijke Philips N.V.*	33,581	1,917

Koninklijke Vopak N.V.	2,643	132

NN Group N.V.	10,869	531

Prosus N.V.*	17,982	2,005

Wolters Kluwer N.V.	9,909	861

		20,599

New Zealand – 0.1%

Auckland International Airport Ltd.*	48,687	267

Fisher & Paykel Healthcare Corp. Ltd.	21,539	484

Mercury NZ Ltd.	25,535	116

Meridian Energy Ltd.	42,781	162

Ryman Healthcare Ltd.	13,907	148

Spark New Zealand Ltd.	75,422	236

		1,413

Norway – 0.2%

Mowi ASA	16,261	404

Norsk Hydro ASA	47,330	303

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Norway – 0.2% continued

Orkla ASA	26,797	$263

Schibsted ASA, Class B*	3,642	130

Telenor ASA	25,571	450

		1,550

Portugal – 0.0%

Banco Espirito Santo S.A. (Registered)(4) *	29,034	—

Galp Energia SGPS S.A.	17,768	206

Jeronimo Martins SGPS S.A.	8,660	146

		352

Singapore – 0.5%

Ascendas Real Estate Investment Trust	115,228	262

CapitaLand Integrated Commercial Trust	163,567	264

CapitaLand Ltd.	98,958	277

City Developments Ltd.	16,200	96

DBS Group Holdings Ltd.	66,763	1,440

Keppel Corp. Ltd.	51,400	204

Singapore Airlines Ltd.*	48,400	201

Singapore Exchange Ltd.	28,800	214

Singapore Telecommunications Ltd.	295,200	537

United Overseas Bank Ltd.	44,200	854

UOL Group Ltd.	16,482	97

		4,446

Spain – 0.8%

Banco Bilbao Vizcaya Argentaria S.A.	246,484	1,284

CaixaBank S.A.	163,476	506

Iberdrola S.A.	225,863	2,912

Industria de Diseno Textil S.A.	40,363	1,330

Naturgy Energy Group S.A.	10,343	253

Red Electrica Corp. S.A.	15,502	275

Repsol S.A.	56,314	697

Telefonica S.A.	182,362	818

		8,075

Sweden – 1.1%

Assa Abloy AB, Class B	36,995	1,062

Atlas Copco AB, Class A	24,918	1,517

Atlas Copco AB, Class B	14,184	738

Boliden AB	10,171	377

Electrolux AB, Class B	8,210	228

Essity AB, Class B	22,386	707

Hennes & Mauritz AB, Class B*	29,796	670

Husqvarna AB, Class B	15,107	217

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

Sweden – 1.1% continued

ICA Gruppen AB	3,608	$176

Investment AB Latour, Class B	4,826	125

Kinnevik AB, Class B*	9,118	443

Sandvik AB*	41,756	1,141

Skandinaviska Enskilda Banken AB, Class A	60,028	732

Skanska AB, Class B	11,898	299

SKF AB, Class B	14,310	407

Svenska Cellulosa AB S.C.A., Class B*	21,319	377

Svenska Handelsbanken AB, Class A	57,329	622

Tele2 AB, Class B	17,864	241

Telia Co. AB	91,728	397

		10,476

Switzerland – 2.9%

ABB Ltd. (Registered)	67,810	2,062

Adecco Group A.G. (Registered)	5,806	391

Alcon, Inc.*	18,186	1,273

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	36	314

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	4	366

Chubb Ltd.	16,616	2,625

Cie Financiere Richemont S.A., Class A (Registered)	19,285	1,852

Clariant A.G. (Registered)	7,414	150

Coca-Cola HBC A.G. - CDI*	7,174	228

Garmin Ltd.	5,157	680

Givaudan S.A. (Registered)	341	1,314

Kuehne + Nagel International A.G. (Registered)	1,991	568

Lonza Group A.G. (Registered)	2,755	1,540

Roche Holding A.G. (Genusschein)	25,833	8,350

SGS S.A. (Registered)	218	618

Sika A.G. (Registered)	5,256	1,501

Sonova Holding A.G. (Registered)*	2,033	539

Straumann Holding A.G. (Registered)	375	468

Swiss Re A.G.	10,337	1,017

Swisscom A.G. (Registered)	922	495

Zurich Insurance Group A.G.	5,535	2,360

		28,711

United Kingdom – 4.6%

3i Group PLC	36,849	586

Amcor PLC	58,093	679

Associated British Foods PLC*	12,945	431

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

United Kingdom – 4.6% continued

Aviva PLC	143,765	$809

Barratt Developments PLC*	38,247	394

Berkeley Group Holdings (The) PLC	4,471	274

British Land (The) Co. PLC	31,361	218

BT Group PLC*	332,195	709

Burberry Group PLC*	15,258	400

CNH Industrial N.V.*	36,885	573

Coca-Cola European Partners PLC	7,569	395

Compass Group PLC*	66,273	1,336

Croda International PLC	5,017	439

Ferguson PLC	8,402	1,004

GlaxoSmithKline PLC	185,602	3,294

IHS Markit Ltd.	14,003	1,355

Informa PLC*	56,192	434

InterContinental Hotels Group PLC*	6,301	433

J Sainsbury PLC	66,219	221

JD Sports Fashion PLC*	18,542	211

Johnson Matthey PLC	7,075	294

Kingfisher PLC*	74,346	326

Land Securities Group PLC	25,464	242

Legal & General Group PLC	216,148	830

Liberty Global PLC, Class A*	5,301	136

Liberty Global PLC, Class C*	13,602	347

Linde PLC	19,320	5,412

London Stock Exchange Group PLC	11,693	1,119

Mondi PLC	17,848	455

National Grid PLC	130,260	1,554

Next PLC*	4,856	527

Pearson PLC	27,359	291

Pentair PLC	6,209	387

Prudential PLC	96,283	2,041

Reckitt Benckiser Group PLC	26,283	2,355

RELX PLC	71,563	1,795

Rentokil Initial PLC*	67,150	449

RSA Insurance Group PLC	37,548	353

Sage Group (The) PLC	41,092	347

Schroders PLC	4,371	211

Segro PLC	42,896	555

Smith & Nephew PLC	32,184	608

Spirax-Sarco Engineering PLC	2,652	417

SSE PLC	38,848	779

Standard Chartered PLC	97,124	668

Standard Life Aberdeen PLC	78,155	312

Taylor Wimpey PLC*	133,070	331

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

United Kingdom – 4.6% continued

Tesco PLC	289,069	$912

Unilever PLC (London Exchange)	96,868	5,406

Whitbread PLC*	7,296	345

Willis Towers Watson PLC	4,756	1,089

Wm Morrison Supermarkets PLC	87,371	220

WPP PLC	46,599	592

		45,900

United States – 60.8%

3M Co.	21,222	4,089

AbbVie, Inc.	64,976	7,032

ABIOMED, Inc.*	1,677	535

Activision Blizzard, Inc.	28,485	2,649

Adobe, Inc.*	17,661	8,395

Advance Auto Parts, Inc.	2,406	441

Agilent Technologies, Inc.	11,428	1,453

Alexandria Real Estate Equities, Inc.	4,863	799

Align Technology, Inc.*	2,761	1,495

Allstate (The) Corp.	11,187	1,285

Ally Financial, Inc.	13,884	628

Alphabet, Inc., Class A*	11,064	22,820

Alphabet, Inc., Class C*	10,914	22,577

AMERCO	336	206

American Express Co.	25,196	3,564

American Financial Group, Inc.	2,739	313

American International Group, Inc.	31,764	1,468

American Tower Corp.	16,350	3,909

American Water Works Co., Inc.	6,708	1,006

Ameriprise Financial, Inc.	4,272	993

AmerisourceBergen Corp.	5,522	652

Amgen, Inc.	21,420	5,330

Aon PLC, Class A	8,422	1,938

Applied Materials, Inc.	33,620	4,492

Aramark	8,590	325

Arch Capital Group Ltd.*	15,027	577

Arthur J. Gallagher & Co.	6,915	863

Assurant, Inc.	2,098	297

Atmos Energy Corp.	4,672	462

Autodesk, Inc.*	8,096	2,244

Axalta Coating Systems Ltd.*	7,753	229

Baker Hughes Co.	25,547	552

Ball Corp.	12,114	1,027

Bank of New York Mellon (The) Corp.	28,828	1,363

Becton Dickinson and Co.	10,690	2,599

Best Buy Co., Inc.	8,628	991

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

United States – 60.8% continued

Biogen, Inc.*	5,667	$1,585

BioMarin Pharmaceutical, Inc.*	6,521	492

BlackRock, Inc.	5,618	4,236

Booking Holdings, Inc.*	1,507	3,511

BorgWarner, Inc.	9,091	421

Boston Properties, Inc.	5,483	555

Bristol-Myers Squibb Co.	83,207	5,253

Bunge Ltd.	5,016	398

Burlington Stores, Inc.*	2,456	734

C.H. Robinson Worldwide, Inc.	5,022	479

Cable One, Inc.	171	313

Cadence Design Systems, Inc.*	10,343	1,417

Campbell Soup Co.	6,571	330

Cardinal Health, Inc.	10,857	660

Carlyle Group (The), Inc.	4,911	181

CarMax, Inc.*	5,884	781

Caterpillar, Inc.	19,993	4,636

Cboe Global Markets, Inc.	4,006	395

CBRE Group, Inc., Class A*	12,078	955

Centene Corp.*	21,386	1,367

CenterPoint Energy, Inc.	19,242	436

Cerner Corp.	11,232	807

Charles Schwab (The) Corp.	56,293	3,669

Cheniere Energy, Inc.*	8,192	590

Cigna Corp.	13,297	3,214

Cisco Systems, Inc.	155,462	8,039

Citizens Financial Group, Inc.	15,549	686

Citrix Systems, Inc.	4,312	605

Clorox (The) Co.	4,650	897

CME Group, Inc.	13,215	2,699

Coca-Cola (The) Co.	150,161	7,915

Cognex Corp.	6,299	523

Colgate-Palmolive Co.	30,022	2,367

Consolidated Edison, Inc.	12,320	922

Copart, Inc.*	7,661	832

CSX Corp.	28,167	2,716

Cummins, Inc.	5,453	1,413

Darden Restaurants, Inc.	4,833	686

DaVita, Inc.*	2,724	294

Deere & Co.	10,963	4,102

Delta Air Lines, Inc.*	5,629	272

DENTSPLY SIRONA, Inc.	7,824	499

DexCom, Inc.*	3,544	1,274

Discover Financial Services	11,343	1,077

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

United States – 60.8% continued

Discovery, Inc., Class A*	5,988	$260

Discovery, Inc., Class C*	11,232	414

Domino’s Pizza, Inc.	1,461	537

Dover Corp.	5,371	737

DuPont de Nemours, Inc.	19,773	1,528

Eaton Corp. PLC	14,670	2,029

eBay, Inc.	25,412	1,556

Ecolab, Inc.	9,469	2,027

Edison International	13,743	805

Edwards Lifesciences Corp.*	22,993	1,923

Electronic Arts, Inc.	10,694	1,448

Equinix, Inc.	3,281	2,230

Equitable Holdings, Inc.	14,932	487

Equity Residential	13,739	984

Erie Indemnity Co., Class A	909	201

Essential Utilities, Inc.	8,745	391

Estee Lauder (The) Cos., Inc., Class A	8,345	2,427

Eversource Energy	12,656	1,096

Expeditors International of Washington, Inc.	6,277	676

FactSet Research Systems, Inc.	1,412	436

Fastenal Co.	21,197	1,066

First Republic Bank	6,419	1,070

Fortune Brands Home & Security, Inc.	5,177	496

Franklin Resources, Inc.	10,697	317

General Mills, Inc.	22,526	1,381

Genuine Parts Co.	5,337	617

Gilead Sciences, Inc.	46,128	2,981

Hartford Financial Services Group (The), Inc.	13,254	885

Hasbro, Inc.	4,817	463

HCA Healthcare, Inc.	9,989	1,881

Healthpeak Properties, Inc.	20,160	640

Henry Schein, Inc.*	5,106	354

Hewlett Packard Enterprise Co.	45,948	723

Hilton Worldwide Holdings, Inc.*	10,325	1,248

Hologic, Inc.*	9,244	688

Home Depot (The), Inc.	39,632	12,098

Hormel Foods Corp.	10,610	507

Host Hotels & Resorts, Inc.*	25,499	430

Howmet Aerospace, Inc.*	14,175	455

HP, Inc.	50,616	1,607

Humana, Inc.	4,877	2,045

Huntington Bancshares, Inc.	37,011	582

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

United States – 60.8% continued

IDEX Corp.	2,829	$592

IDEXX Laboratories, Inc.*	3,159	1,546

Illinois Tool Works, Inc.	11,654	2,582

Intel Corp.	150,718	9,646

Intercontinental Exchange, Inc.	20,697	2,311

International Business Machines Corp.	32,769	4,367

International Flavors & Fragrances, Inc.	8,252	1,152

Intuit, Inc.	9,680	3,708

Invesco Ltd.	14,255	360

Iron Mountain, Inc.	10,255	380

Johnson & Johnson	96,831	15,914

Johnson Controls International PLC	26,650	1,590

Kansas City Southern	3,407	899

Kellogg Co.	9,504	602

KeyCorp	35,456	708

Keysight Technologies, Inc.*	6,886	987

Kimberly-Clark Corp.	12,527	1,742

Laboratory Corp. of America Holdings*	3,601	918

Lam Research Corp.	5,304	3,157

Lennox International, Inc.	1,255	391

Liberty Broadband Corp., Class C*	5,991	900

Lincoln National Corp.	7,201	448

LKQ Corp.*	10,738	455

Loews Corp.	9,475	486

Lowe’s Cos., Inc.	26,996	5,134

Lumen Technologies, Inc.	34,389	459

M&T Bank Corp.	4,746	720

Marathon Petroleum Corp.	24,044	1,286

MarketAxess Holdings, Inc.	1,403	699

Marsh & McLennan Cos., Inc.	18,677	2,275

Masco Corp.	9,701	581

Mastercard, Inc., Class A	32,731	11,654

McCormick & Co., Inc. (Non Voting)	9,056	807

McDonald’s Corp.	27,433	6,149

Merck & Co., Inc.	93,098	7,177

Mettler-Toledo International, Inc.*	882	1,019

Microsoft Corp.	264,169	62,283

Mohawk Industries, Inc.*	2,247	432

Moody’s Corp.	6,237	1,862

Mosaic (The) Co.	13,351	422

Nasdaq, Inc.	4,282	631

Newell Brands, Inc.	15,028	402

Newmont Corp.	29,418	1,773

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

United States – 60.8% continued

NIKE, Inc., Class B	46,207	$6,140

Norfolk Southern Corp.	9,359	2,513

Northern Trust Corp.(5)	7,152	752

Nucor Corp.	10,940	878

NVIDIA Corp.	22,775	12,160

NVR, Inc.*	132	622

Omnicom Group, Inc.	7,637	566

ONEOK, Inc.	16,021	812

Owens Corning	4,019	370

PACCAR, Inc.	12,784	1,188

Parker-Hannifin Corp.	4,757	1,500

PepsiCo, Inc.	50,859	7,194

Phillips 66	16,166	1,318

PNC Financial Services Group (The), Inc.	15,616	2,739

PPG Industries, Inc.	8,552	1,285

Principal Financial Group, Inc.	10,205	612

Procter & Gamble (The) Co.	91,198	12,351

Progressive (The) Corp.	21,523	2,058

Prologis, Inc.	27,238	2,887

Prudential Financial, Inc.	14,696	1,339

Quest Diagnostics, Inc.	4,995	641

Raymond James Financial, Inc.	4,406	540

Regions Financial Corp.	34,777	718

Reinsurance Group of America, Inc.	2,367	298

ResMed, Inc.	5,353	1,039

Robert Half International, Inc.	4,264	333

Rockwell Automation, Inc.	4,286	1,138

Roper Technologies, Inc.	3,876	1,563

Ross Stores, Inc.	13,157	1,578

Royal Caribbean Cruises Ltd.*	8,186	701

S&P Global, Inc.	8,861	3,127

salesforce.com, Inc.*	33,484	7,094

SBA Communications Corp.	4,099	1,138

Schlumberger N.V.	51,700	1,406

Sempra Energy	10,631	1,409

Sherwin-Williams (The) Co.	3,018	2,227

Snap-on, Inc.	1,906	440

Stanley Black & Decker, Inc.	5,803	1,159

Starbucks Corp.	43,335	4,735

State Street Corp.	12,778	1,073

Steel Dynamics, Inc.	7,848	398

STERIS PLC	3,183	606

SVB Financial Group*	1,918	947

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.8% (1) continued

United States – 60.8% continued

T. Rowe Price Group, Inc.	8,354	$1,434

Target Corp.	18,439	3,652

Teladoc Health, Inc.*	4,144	753

Teledyne Technologies, Inc.*	1,337	553

Tesla, Inc.*	27,897	18,633

Texas Instruments, Inc.	33,753	6,379

TJX (The) Cos., Inc.	44,253	2,927

Tractor Supply Co.	4,179	740

Travelers (The) Cos., Inc.	9,334	1,404

Trimble, Inc.*	9,361	728

Truist Financial Corp.	49,636	2,895

U.S. Bancorp	49,852	2,757

UDR, Inc.	10,501	461

UGI Corp.	7,724	317

Ulta Beauty, Inc.*	1,981	612

Union Pacific Corp.	24,795	5,465

United Parcel Service, Inc., Class B	26,312	4,473

United Rentals, Inc.*	2,607	859

Vail Resorts, Inc.*	1,440	420

Valero Energy Corp.	15,059	1,078

Varian Medical Systems, Inc.*	3,386	598

Verizon Communications, Inc.	152,137	8,847

Vertex Pharmaceuticals, Inc.*	9,579	2,058

VF Corp.	12,265	980

Visa, Inc., Class A	62,274	13,185

VMware, Inc., Class A*	3,140	472

Voya Financial, Inc.	4,482	285

W.W. Grainger, Inc.	1,650	662

Walt Disney (The) Co.*	66,621	12,293

Waste Management, Inc.	15,594	2,012

Waters Corp.*	2,230	634

Welltower, Inc.	15,416	1,104

West Pharmaceutical Services, Inc.	2,681	755

Western Union (The) Co.	14,607	360

Weyerhaeuser Co.	27,574	982

Whirlpool Corp.	2,270	500

Williams (The) Cos., Inc.	45,081	1,068

Xylem, Inc.	6,513	685

Zoetis, Inc.	17,530	2,761

		601,536

Total Common Stocks

(Cost $633,672)		966,638

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

PREFERRED STOCKS – 0.1% (1)

Germany – 0.1%

Bayerische Motoren Werke A.G., 2.79%(6)	2,173	$173

Henkel A.G. & Co. KGaA, 1.94%(6)	6,309	709

Sartorius A.G., 0.17%(6)	1,273	635

		1,517

Total Preferred Stocks

(Cost $963)		1,517

INVESTMENT COMPANIES – 1.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(7) (8)	12,720,902	12,721

Total Investment Companies

(Cost $12,721)		12,721

Total Investments – 99.2%

(Cost $647,356)		980,876

Other Assets less Liabilities – 0.8%		7,755

Net Assets – 100.0%		$988,631

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Value rounds to less than one thousand.
(3)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(4)	Level 3 asset that is worthless, bankrupt or has been delisted.
(5)	Investment in affiliate.
(6)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2021 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

A.G. – Aktiengesellschaft (German: Stock Corporation)

AB – Aktiebolag (Sweden: Corporation)

ASA – Aksjeselskap (Norway: Stock Company)

CDI – CREST Depository Interest

N.V. – Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC – Public Limited Company

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

S.A. – Société Anonyme (French: Public Limited Company)

S.E. – Societas Europaea (German: Public Company)

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

BNY Mellon	Danish Krone	1,042	United States Dollar	167	6/16/21	$ 2

JPMorgan Chase	Australian Dollar	378	United States Dollar	293	6/16/21	6

JPMorgan Chase	Euro	600	United States Dollar	721	6/16/21	16

JPMorgan Chase	Japanese Yen	76,010	United States Dollar	702	6/16/21	15

JPMorgan Chase	United States Dollar	214	Canadian Dollar	270	6/16/21	1

Morgan Stanley	Japanese Yen	53,910	United States Dollar	489	6/16/21	2

Morgan Stanley	Swedish Krona	1,168	United States Dollar	137	6/16/21	3

Morgan Stanley	Swiss Franc	230	United States Dollar	245	6/16/21	2

Toronto-Dominion Bank	Canadian Dollar	530	United States Dollar	423	6/16/21	1

Toronto-Dominion Bank	Hong Kong Dollar	1,674	United States Dollar	216	6/16/21	— *

Toronto-Dominion Bank	United States Dollar	448	Canadian Dollar	564	6/16/21	1

Subtotal Appreciation						49

BNP	United States Dollar	314	Euro	263	6/16/21	(5)

Citibank	United States Dollar	111	British Pound	80	6/16/21	(2)

JPMorgan Chase	United States Dollar	236	Euro	200	6/16/21	(1)

JPMorgan Chase	United States Dollar	596	Japanese Yen	65,206	6/16/21	(7)

Morgan Stanley	United States Dollar	916	Euro	765	6/16/21	(18)

Morgan Stanley	United States Dollar	1,380	Japanese Yen	149,811	6/16/21	(26)

Morgan Stanley	United States Dollar	62	Swiss Franc	57	6/16/21	(1)

Subtotal Depreciation						(60)

Total						$ (11)

*	Amounts round to less than a thousand.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500 (United States Dollar)	62	$12,299	Long	6/21	$204

Euro Stoxx 50 (Euro)	67	3,038	Long	6/21	58

FTSE 100 Index (British Pound)	5	460	Long	6/21	(4)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

S&P/TSX 60 Index (Canadian Dollar)	4	$ 707	Long	6/21	$ 2

SPI 200 Index (Australian Dollar)	4	514	Long	6/21	1

Topix Index (Japanese Yen)	10	1,765	Long	6/21	27

Total					$288

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Communication Services	9.2%

Consumer Discretionary	12.5

Consumer Staples	7.1

Energy	2.0

Financials	13.7

Health Care	11.9

Industrials	11.0

Information Technology	20.7

Materials	5.0

Real Estate	2.8

Short-Term Investments	1.3

Utilities	2.0

Total Investments	99.2

Other Assets less Liabilities	0.8

Net Assets	100.0%

At March 31, 2021, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	64.9%

Euro	10.4

Japanese Yen	8.2

All other currencies less than 5%	15.7

Total Investments	99.2

Other Assets less Liabilities	0.8

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2021 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Argentina	$ 2,429	$ —	$—	$ 2,429

Canada	39,836	—	—	39,836

Ireland	10,035	2,888	—	12,923

Switzerland	3,305	25,406	—	28,711

United Kingdom	9,800	36,100	—	45,900

United States	601,536	—	—	601,536

All Other Countries(1)	—	235,303	—	235,303

Total Common Stocks	666,941	299,697	—	966,638

Preferred Stocks	—	1,517	—	1,517

Investment Companies	12,721	—	—	12,721

Total Investments	$679,662	$301,214	$—	$980,876

OTHER FINANCIAL INSTRUMENTS

Assets

Forward Foreign Currency Exchange Contracts	$ —	$ 49	$—	$ 49

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued	MARCH 31, 2021

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Futures Contracts	$ 292	$ —	$—	$ 292

Liabilities

Forward Foreign Currency Exchange Contracts	—	(60)	—	(60)

Futures Contracts	(4)	—	—	(4)

Total Other Financial Instruments	$ 288	$ (11)	$—	$ 277

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND	MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1)

Australia – 7.1%

Afterpay Ltd.*	69,085	$5,416

AGL Energy Ltd.	199,196	1,464

AMP Ltd.	1,069,918	1,029

Ampol Ltd.	80,001	1,494

APA Group	377,859	2,880

Aristocrat Leisure Ltd.	185,752	4,864

ASX Ltd.	62,976	3,403

Aurizon Holdings Ltd.	611,780	1,818

AusNet Services	615,432	860

Australia & New Zealand Banking Group Ltd.	917,421	19,702

BGP Holdings PLC(2) *	1,085,479	—

BHP Group Ltd.	949,706	32,851

BHP Group PLC	682,562	19,706

BlueScope Steel Ltd.	161,841	2,388

Brambles Ltd.	481,298	3,876

CIMIC Group Ltd.*	31,589	423

Coca-Cola Amatil Ltd.	162,233	1,656

Cochlear Ltd.	21,315	3,426

Coles Group Ltd.	427,323	5,206

Commonwealth Bank of Australia	572,617	37,593

Computershare Ltd.	155,033	1,775

Computershare Ltd.*	17,613	181

Crown Resorts Ltd.*	127,758	1,141

CSL Ltd.	146,883	29,599

Dexus	348,697	2,588

Evolution Mining Ltd.	516,464	1,618

Fortescue Metals Group Ltd.	540,533	8,252

Goodman Group	535,836	7,382

GPT Group (The)	622,460	2,181

Insurance Australia Group Ltd.	785,524	2,801

Lendlease Corp. Ltd.	219,879	2,164

Macquarie Group Ltd.	111,003	12,870

Magellan Financial Group Ltd.	41,067	1,416

Medibank Pvt Ltd.	874,979	1,863

Mirvac Group	1,262,343	2,405

National Australia Bank Ltd.	1,063,389	21,074

Newcrest Mining Ltd.	264,712	4,955

Northern Star Resources Ltd.	349,969	2,555

Oil Search Ltd.	628,722	1,952

Orica Ltd.	127,119	1,348

Origin Energy Ltd.	557,901	1,993

Qantas Airways Ltd.*	294,988	1,144

QBE Insurance Group Ltd.	477,487	3,507

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Australia – 7.1% continued

Ramsay Health Care Ltd.	60,071	$3,070

REA Group Ltd.	17,800	1,922

Rio Tinto Ltd.	119,559	10,111

Santos Ltd.	581,643	3,147

Scentre Group	1,664,335	3,574

SEEK Ltd.*	107,724	2,339

Sonic Healthcare Ltd.	145,583	3,893

South32 Ltd.	1,548,596	3,320

Stockland	765,758	2,567

Suncorp Group Ltd.	411,550	3,087

Sydney Airport*	422,536	1,991

Tabcorp Holdings Ltd.	709,776	2,535

Telstra Corp. Ltd.	1,336,157	3,458

TPG Telecom Ltd.	131,760	633

Transurban Group	879,565	8,921

Treasury Wine Estates Ltd.	234,142	1,845

Vicinity Centres	1,237,244	1,559

Washington H Soul Pattinson & Co. Ltd.	34,737	836

Wesfarmers Ltd.	366,680	14,707

Westpac Banking Corp.	1,165,736	21,648

WiseTech Global Ltd.	47,156	1,053

Woodside Petroleum Ltd.	312,572	5,690

Woolworths Group Ltd.	408,751	12,722

		381,447

Austria – 0.2%

Erste Group Bank A.G.*	90,051	3,055

OMV A.G.	48,436	2,457

Raiffeisen Bank International A.G.*	48,529	1,065

Verbund A.G.	22,084	1,606

voestalpine A.G.	37,040	1,538

		9,721

Belgium – 0.8%

Ageas S.A./N.V.	57,213	3,456

Anheuser-Busch InBev S.A./N.V.	246,188	15,521

Elia Group S.A./N.V.	9,981	1,099

Etablissements Franz Colruyt N.V.	17,651	1,053

Galapagos N.V.*	13,741	1,066

Groupe Bruxelles Lambert S.A.	36,381	3,763

KBC Group N.V.*	80,103	5,817

Proximus S.A.DP	48,436	1,054

Sofina S.A.	4,895	1,659

Solvay S.A., Class A	23,738	2,956

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Belgium – 0.8% continued

UCB S.A.	40,554	$3,858

Umicore S.A.	63,176	3,352

		44,654

Chile – 0.1%

Antofagasta PLC	126,217	2,940

Denmark – 2.3%

Ambu A/S, Class B	51,052	2,398

AP Moller - Maersk A/S, Class A	1,004	2,189

AP Moller - Maersk A/S, Class B	1,979	4,604

Carlsberg A.S., Class B	33,698	5,183

Chr Hansen Holding A/S*	33,754	3,067

Coloplast A/S, Class B	38,019	5,724

Danske Bank A/S	221,072	4,143

Demant A/S*	33,729	1,431

DSV Panalpina A/S	66,947	13,128

Genmab A/S*	21,053	6,919

GN Store Nord A/S	41,154	3,244

H Lundbeck A/S	22,078	755

Novo Nordisk A/S, Class B	555,913	37,542

Novozymes A/S, Class B	65,936	4,224

Orsted A/S(3)	61,248	9,909

Pandora A/S*	32,079	3,438

ROCKWOOL International A/S, Class B	2,574	1,084

Tryg A/S	108,162	2,552

Vestas Wind Systems A/S	63,763	13,123

		124,657

Finland – 1.2%

Elisa OYJ	45,373	2,722

Fortum OYJ	143,337	3,831

Kesko OYJ, Class B	89,539	2,739

Kone OYJ, Class B	109,947	8,980

Neste OYJ	137,047	7,269

Nokia OYJ*	1,803,559	7,209

Nordea Bank Abp	1,048,309	10,317

Orion OYJ, Class B	34,192	1,371

Sampo OYJ, Class A	151,705	6,856

Stora Enso OYJ (Registered)	186,272	3,484

UPM-Kymmene OYJ	173,386	6,228

Wartsila OYJ Abp	143,513	1,506

		62,512

France – 10.6%

Accor S.A.*	58,729	2,216

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

France – 10.6% continued

Aeroports de Paris*	9,480	$1,133

Air Liquide S.A.	152,806	24,966

Airbus S.E.*	189,823	21,500

Alstom S.A.*	85,949	4,287

Amundi S.A.(3) *	19,295	1,543

Arkema S.A.	21,879	2,652

Atos S.E.*	31,896	2,489

AXA S.A.	623,959	16,729

BioMerieux	13,166	1,678

BNP Paribas S.A.*	363,037	22,058

Bollore S.A.	283,446	1,369

Bouygues S.A.	74,413	2,984

Bureau Veritas S.A.*	96,895	2,758

Capgemini S.E.	51,640	8,790

Carrefour S.A.	196,655	3,563

Cie de Saint-Gobain*	164,386	9,703

Cie Generale des Etablissements Michelin S.C.A.	54,387	8,144

CNP Assurances*	54,298	1,033

Covivio	16,616	1,422

Credit Agricole S.A.*	370,303	5,363

Danone S.A.	199,299	13,675

Dassault Aviation S.A.*	777	865

Dassault Systemes S.E.	42,410	9,074

Edenred	79,871	4,173

Eiffage S.A.*	27,051	2,709

Electricite de France S.A.*	195,513	2,624

Engie S.A.*	590,449	8,384

EssilorLuxottica S.A.	92,045	14,991

Eurazeo S.E.*	12,643	962

Eurofins Scientific S.E.*	43,317	4,141

Faurecia S.E.*	7,318	389

Faurecia S.E. (Euronext Paris Exchange)*	30,397	1,620

Gecina S.A.	14,807	2,039

Getlink S.E.*	141,308	2,168

Hermes International	10,247	11,346

Iliad S.A.	4,810	914

Ipsen S.A.	12,382	1,062

Kering S.A.	24,460	16,889

Klepierre S.A.	63,233	1,473

La Francaise des Jeux S.A.E.M(3)	27,798	1,262

Legrand S.A.	86,617	8,059

L’Oreal S.A.	81,300	31,162

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

France – 10.6% continued

LVMH Moet Hennessy Louis Vuitton S.E.	89,579	$59,695

Natixis S.A.*	301,768	1,445

Orange S.A.	644,096	7,928

Orpea S.A.*	17,005	1,970

Pernod Ricard S.A.	67,824	12,732

Publicis Groupe S.A.	72,659	4,435

Remy Cointreau S.A.	7,200	1,330

Renault S.A.*	61,838	2,671

Safran S.A.*	103,527	14,093

Sanofi	365,575	36,133

Sartorius Stedim Biotech	8,866	3,651

Schneider Electric S.E.	174,119	26,603

SCOR S.E.*	50,724	1,728

SEB S.A.	7,887	1,391

SES S.A.	121,841	968

Societe Generale S.A.*	260,976	6,819

Sodexo S.A.*	28,357	2,721

Suez S.A.	109,881	2,327

Teleperformance	18,836	6,855

Thales S.A.	34,323	3,411

TOTAL S.E.	813,083	37,868

Ubisoft Entertainment S.A.*	29,690	2,259

Unibail-Rodamco-Westfield*	30,124	2,414

Unibail-Rodamco-Westfield - CDI*	284,960	1,159

Valeo S.A.	73,835	2,509

Veolia Environnement S.A.	172,966	4,438

Vinci S.A.	168,534	17,271

Vivendi S.A.	265,599	8,723

Wendel S.E.	8,624	1,070

Worldline S.A.(3) *	77,327	6,480

		569,458

Germany – 8.5%

adidas A.G.*	61,496	19,196

Allianz S.E. (Registered)	133,113	33,888

Aroundtown S.A.	325,814	2,319

BASF S.E.	296,902	24,660

Bayer A.G. (Registered)	317,389	20,085

Bayerische Motoren Werke A.G.	106,986	11,092

Bechtle A.G.	8,716	1,634

Beiersdorf A.G.	32,304	3,413

Brenntag S.E.	49,598	4,234

Carl Zeiss Meditec A.G. (Bearer)	12,798	1,929

Commerzbank A.G.*	315,536	1,935

Continental A.G.	35,566	4,697

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Germany – 8.5% continued

Covestro A.G.(3)	58,893	$3,960

Daimler A.G. (Registered)	276,441	24,630

Delivery Hero S.E.(3) *	41,315	5,354

Deutsche Bank A.G. (Registered)*	627,775	7,501

Deutsche Boerse A.G.	61,613	10,241

Deutsche Lufthansa A.G. (Registered)*	95,516	1,266

Deutsche Post A.G. (Registered)	320,308	17,549

Deutsche Telekom A.G. (Registered)	1,076,998	21,687

Deutsche Wohnen S.E.	109,542	5,110

E.ON S.E.	719,633	8,374

Evonik Industries A.G.	67,239	2,378

Fresenius Medical Care A.G. & Co. KGaA	68,301	5,021

Fresenius S.E. & Co. KGaA	135,010	6,014

GEA Group A.G.	49,088	2,012

Hannover Rueck S.E.	19,640	3,589

HeidelbergCement A.G.	47,707	4,333

HelloFresh S.E.*	47,405	3,537

Henkel A.G. & Co. KGaA	34,283	3,392

HOCHTIEF A.G.	7,874	705

Infineon Technologies A.G.	422,838	17,933

KION Group A.G.	23,485	2,319

Knorr-Bremse A.G.	23,688	2,955

LANXESS A.G.	26,687	1,967

LEG Immobilien S.E.	23,354	3,072

Merck KGaA	41,400	7,079

MTU Aero Engines A.G.	17,236	4,057

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	45,265	13,942

Nemetschek S.E.	18,674	1,191

Puma S.E.*	31,510	3,089

Rational A.G.	1,633	1,267

RWE A.G.	208,133	8,154

SAP S.E.	336,920	41,264

Scout24 A.G.(3)	34,674	2,631

Siemens A.G. (Registered)	246,886	40,544

Siemens Energy A.G.*	128,143	4,600

Siemens Healthineers A.G.(3)	86,108	4,662

Symrise A.G.	41,157	4,990

TeamViewer A.G.*	51,199	2,188

Telefonica Deutschland Holding A.G.	332,822	976

Uniper S.E.	64,190	2,323

United Internet A.G. (Registered)	34,448	1,382

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Germany – 8.5% continued

Volkswagen A.G.	10,320	$3,744

Vonovia S.E.	174,486	11,397

Zalando S.E.(3) *	50,118	4,912

		458,373

Hong Kong – 3.2%

AIA Group Ltd.	3,900,886	47,456

ASM Pacific Technology Ltd.	97,300	1,247

Bank of East Asia (The) Ltd.	415,830	887

BOC Hong Kong Holdings Ltd.	1,186,608	4,138

Budweiser Brewing Co. APAC Ltd.(3)	548,400	1,639

CK Asset Holdings Ltd.	828,638	5,037

CK Hutchison Holdings Ltd.	864,138	6,895

CK Infrastructure Holdings Ltd.	217,353	1,292

CLP Holdings Ltd.	526,514	5,115

ESR Cayman Ltd.*	580,400	1,908

Galaxy Entertainment Group Ltd.*	698,148	6,314

Hang Lung Properties Ltd.	644,501	1,677

Hang Seng Bank Ltd.	247,279	4,795

Henderson Land Development Co. Ltd.	472,929	2,126

HK Electric Investments & HK Electric Investments Ltd.	915,727	910

HKT Trust & HKT Ltd.	1,188,220	1,696

Hong Kong & China Gas Co. Ltd.	3,433,481	5,436

Hong Kong Exchanges & Clearing Ltd.	388,696	22,986

Hongkong Land Holdings Ltd.	384,300	1,889

Jardine Matheson Holdings Ltd.	69,800	4,568

Jardine Strategic Holdings Ltd.	71,400	2,363

Link REIT	665,688	6,069

Melco Resorts & Entertainment Ltd. ADR*	68,337	1,361

MTR Corp. Ltd.	506,136	2,872

New World Development Co. Ltd.	495,111	2,565

PCCW Ltd.	1,398,926	789

Power Assets Holdings Ltd.	452,317	2,672

Sino Land Co. Ltd.	1,028,651	1,435

SJM Holdings Ltd.	627,572	823

Sun Hung Kai Properties Ltd.	420,758	6,382

Swire Pacific Ltd., Class A	164,051	1,234

Swire Properties Ltd.	383,787	1,188

Techtronic Industries Co. Ltd.	443,833	7,630

WH Group Ltd.(3)	3,096,213	2,514

Wharf Real Estate Investment Co. Ltd.	543,766	3,054

Xinyi Glass Holdings Ltd.	580,000	1,906

		172,868

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Ireland – 1.0%

CRH PLC	254,123	$11,921

DCC PLC	31,541	2,736

Experian PLC	294,314	10,139

Flutter Entertainment PLC - CDI*	52,804	11,246

Irish Bank Resolution Corp. Ltd.(2) *	99,788	—

James Hardie Industries PLC - CDI	142,170	4,321

Kerry Group PLC, Class A	51,490	6,443

Kingspan Group PLC	49,344	4,183

Smurfit Kappa Group PLC	79,316	3,736

		54,725

Isle of Man – 0.1%

Entain PLC*	189,643	3,970

Israel – 0.6%

Azrieli Group Ltd.	13,578	838

Bank Hapoalim B.M.*	368,997	2,873

Bank Leumi Le-Israel B.M.	478,403	3,154

Check Point Software Technologies Ltd.*	35,989	4,030

CyberArk Software Ltd.*	12,287	1,589

Elbit Systems Ltd.	8,533	1,207

ICL Group Ltd.	227,703	1,336

Israel Discount Bank Ltd., Class A	370,758	1,543

Mizrahi Tefahot Bank Ltd.	44,365	1,158

Nice Ltd.*	20,343	4,425

Teva Pharmaceutical Industries Ltd. ADR*	351,061	4,051

Wix.com Ltd.*	17,988	5,023

		31,227

Italy – 2.1%

Amplifon S.p.A.*	39,886	1,487

Assicurazioni Generali S.p.A.	354,524	7,115

Atlantia S.p.A.*	158,937	2,982

Davide Campari-Milano N.V.	191,188	2,144

DiaSorin S.p.A.	7,857	1,260

Enel S.p.A.	2,627,719	26,255

Eni S.p.A.	817,093	10,078

Ferrari N.V.	17,924	3,753

Ferrari N.V. (New York Exchange)	23,010	4,816

FinecoBank Banca Fineco S.p.A.*	199,351	3,271

Infrastrutture Wireless Italiane S.p.A.(3)	107,705	1,202

Intesa Sanpaolo S.p.A.*	5,343,710	14,526

Mediobanca Banca di Credito Finanziario S.p.A.*	198,017	2,203

Moncler S.p.A.*	62,268	3,577

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Italy – 2.1% continued

Nexi S.p.A.(3) *	141,347	$2,475

Poste Italiane S.p.A.(3)	168,421	2,148

Prysmian S.p.A.	76,353	2,486

Recordati Industria Chimica e Farmaceutica S.p.A.	33,703	1,811

Snam S.p.A.	646,385	3,589

Telecom Italia S.p.A.	2,637,213	1,432

Telecom Italia S.p.A. (RSP)	1,987,479	1,147

Tenaris S.A.	148,437	1,681

Terna Rete Elettrica Nazionale S.p.A.	456,329	3,451

UniCredit S.p.A.*	681,535	7,238

		112,127

Japan – 24.3%

ABC-Mart, Inc.	10,800	610

Acom Co. Ltd.	127,500	592

Advantest Corp.	64,000	5,671

Aeon Co. Ltd.	209,200	6,250

Aeon Mall Co. Ltd.	32,680	569

AGC, Inc.	63,100	2,652

Air Water, Inc.	61,869	1,083

Aisin Seiki Co. Ltd.	53,600	2,045

Ajinomoto Co., Inc.	147,700	3,029

Alfresa Holdings Corp.	61,400	1,185

Amada Co. Ltd.	104,400	1,171

ANA Holdings, Inc.*	50,000	1,164

Asahi Group Holdings Ltd.	148,300	6,279

Asahi Intecc Co. Ltd.	63,100	1,743

Asahi Kasei Corp.	407,700	4,694

Astellas Pharma, Inc.	600,400	9,270

Azbil Corp.	39,400	1,704

Bandai Namco Holdings, Inc.	64,100	4,583

Bank of Kyoto (The) Ltd.	18,094	1,118

Bridgestone Corp.	172,600	7,011

Brother Industries Ltd.	71,700	1,594

Calbee, Inc.	28,100	717

Canon, Inc.	322,400	7,305

Capcom Co. Ltd.	56,200	1,832

Casio Computer Co. Ltd.	62,000	1,174

Central Japan Railway Co.	46,300	6,936

Chiba Bank (The) Ltd.	167,800	1,096

Chubu Electric Power Co., Inc.	207,500	2,678

Chugai Pharmaceutical Co. Ltd.	216,665	8,818

Chugoku Electric Power (The) Co., Inc.	93,500	1,150

Coca-Cola Bottlers Japan Holdings, Inc.	39,800	695

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Japan – 24.3% continued

Concordia Financial Group Ltd.	325,500	$1,317

Cosmos Pharmaceutical Corp.	6,500	1,015

CyberAgent, Inc.	129,200	2,338

Dai Nippon Printing Co. Ltd.	77,400	1,630

Daifuku Co. Ltd.	32,600	3,203

Dai-ichi Life Holdings, Inc.	345,800	5,985

Daiichi Sankyo Co. Ltd.	548,800	16,041

Daikin Industries Ltd.	80,300	16,259

Daito Trust Construction Co. Ltd.	21,300	2,478

Daiwa House Industry Co. Ltd.	181,900	5,345

Daiwa House REIT Investment Corp.	633	1,702

Daiwa Securities Group, Inc.	478,500	2,484

Denso Corp.	139,800	9,332

Dentsu Group, Inc.	69,518	2,241

Disco Corp.	9,300	2,947

East Japan Railway Co.	97,212	6,900

Eisai Co. Ltd.	80,700	5,421

ENEOS Holdings, Inc.	978,597	4,432

FANUC Corp.	61,900	14,731

Fast Retailing Co. Ltd.	18,800	15,043

Fuji Electric Co. Ltd.	41,500	1,738

FUJIFILM Holdings Corp.	115,600	6,885

Fujitsu Ltd.	63,400	9,202

Fukuoka Financial Group, Inc.	54,800	1,044

GLP J-Reit	1,368	2,248

GMO Payment Gateway, Inc.	13,200	1,768

Hakuhodo DY Holdings, Inc.	74,300	1,246

Hamamatsu Photonics K.K.	45,170	2,677

Hankyu Hanshin Holdings, Inc.	75,400	2,415

Harmonic Drive Systems, Inc.	13,500	917

Hikari Tsushin, Inc.	6,700	1,350

Hino Motors Ltd.	87,800	753

Hirose Electric Co. Ltd.	10,428	1,609

Hisamitsu Pharmaceutical Co., Inc.	16,100	1,052

Hitachi Construction Machinery Co. Ltd.	34,100	1,097

Hitachi Ltd.	312,000	14,173

Hitachi Metals Ltd.*	69,000	1,135

Honda Motor Co. Ltd.	525,700	15,824

Hoshizaki Corp.	16,400	1,461

Hoya Corp.	121,200	14,275

Hulic Co. Ltd.	96,800	1,146

Ibiden Co. Ltd.	33,700	1,561

Idemitsu Kosan Co. Ltd.	61,988	1,598

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Japan – 24.3% continued

Iida Group Holdings Co. Ltd.	46,864	$1,138

Inpex Corp.	328,400	2,241

Isuzu Motors Ltd.	175,300	1,892

Ito En Ltd.	17,600	1,081

ITOCHU Corp.	434,200	14,116

Itochu Techno-Solutions Corp.	31,700	1,026

Japan Airlines Co. Ltd.*	48,500	1,088

Japan Airport Terminal Co. Ltd.*	19,300	951

Japan Exchange Group, Inc.	163,700	3,848

Japan Metropolitan Fund Invest	2,224	2,274

Japan Post Bank Co. Ltd.	129,800	1,246

Japan Post Holdings Co. Ltd.*	505,800	4,524

Japan Post Insurance Co. Ltd.	72,900	1,503

Japan Real Estate Investment Corp.	415	2,452

Japan Tobacco, Inc.	384,800	7,400

JFE Holdings, Inc.	158,400	1,947

JSR Corp.	67,000	2,030

Kajima Corp.	145,000	2,067

Kakaku.com, Inc.	43,700	1,197

Kansai Electric Power (The) Co., Inc.	226,800	2,462

Kansai Paint Co. Ltd.	59,000	1,580

Kao Corp.	155,700	10,314

KDDI Corp.	520,100	15,981

Keihan Holdings Co. Ltd.	32,000	1,335

Keikyu Corp.	71,600	1,082

Keio Corp.	32,500	2,187

Keisei Electric Railway Co. Ltd.	41,300	1,352

Keyence Corp.	58,856	26,865

Kikkoman Corp.	46,700	2,789

Kintetsu Group Holdings Co. Ltd.*	55,400	2,115

Kirin Holdings Co. Ltd.	265,800	5,096

Kobayashi Pharmaceutical Co. Ltd.	16,400	1,532

Kobe Bussan Co. Ltd.	38,100	1,022

Koei Tecmo Holdings Co. Ltd.	18,720	844

Koito Manufacturing Co. Ltd.	33,714	2,273

Komatsu Ltd.	282,400	8,725

Konami Holdings Corp.	29,700	1,776

Kose Corp.	10,600	1,502

Kubota Corp.	332,500	7,593

Kuraray Co. Ltd.	103,100	1,177

Kurita Water Industries Ltd.	31,500	1,356

Kyocera Corp.	103,400	6,584

Kyowa Kirin Co. Ltd.	88,400	2,650

Kyushu Electric Power Co., Inc.	123,200	1,214

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Japan – 24.3% continued

Kyushu Railway Co.	47,900	$1,120

Lasertec Corp.	24,200	3,221

Lawson, Inc.	17,200	845

LINE Corp.*	11,700	565

Lion Corp.	72,400	1,411

Lixil Corp.	87,400	2,435

M3, Inc.	142,300	9,782

Makita Corp.	72,000	3,091

Marubeni Corp.	532,500	4,456

Marui Group Co. Ltd.	61,300	1,156

Mazda Motor Corp.*	181,600	1,491

McDonald’s Holdings Co. Japan Ltd.	21,000	968

Medipal Holdings Corp.	58,800	1,131

MEIJI Holdings Co. Ltd.	37,526	2,415

Mercari, Inc.*	27,800	1,268

MINEBEA MITSUMI, Inc.	117,800	3,029

MISUMI Group, Inc.	91,300	2,658

Mitsubishi Chemical Holdings Corp.	417,300	3,126

Mitsubishi Corp.	431,100	12,237

Mitsubishi Electric Corp.	588,000	9,007

Mitsubishi Estate Co. Ltd.	382,800	6,713

Mitsubishi Gas Chemical Co., Inc.	50,600	1,247

Mitsubishi Heavy Industries Ltd.	103,800	3,242

Mitsubishi UFJ Financial Group, Inc.	3,941,295	21,031

Mitsubishi UFJ Lease & Finance	212,800	1,290

Mitsui & Co. Ltd.	525,900	10,993

Mitsui Chemicals, Inc.	58,700	1,863

Mitsui Fudosan Co. Ltd.	295,500	6,745

Miura Co. Ltd.	28,000	1,517

Mizuho Financial Group, Inc.	778,018	11,220

MonotaRO Co. Ltd.	79,800	2,170

MS&AD Insurance Group Holdings, Inc.	143,543	4,230

Murata Manufacturing Co. Ltd.	185,191	14,931

Nabtesco Corp.	35,899	1,650

Nagoya Railroad Co. Ltd.*	60,200	1,436

NEC Corp.	84,400	4,980

Nexon Co. Ltd.	158,200	5,144

NGK Insulators Ltd.	82,000	1,508

NGK Spark Plug Co. Ltd.	48,700	845

NH Foods Ltd.	26,300	1,130

Nidec Corp.	144,200	17,615

Nihon M&A Center, Inc.	97,200	2,639

Nintendo Co. Ltd.	36,100	20,207

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Japan – 24.3% continued

Nippon Building Fund, Inc.	472	$2,781

Nippon Express Co. Ltd.	22,500	1,682

Nippon Paint Holdings Co. Ltd.	234,500	3,391

Nippon Prologis REIT, Inc.	667	2,145

Nippon Sanso Holdings Corp.	49,700	944

Nippon Shinyaku Co. Ltd.	14,200	1,057

Nippon Steel Corp.	263,661	4,490

Nippon Telegraph & Telephone Corp.	415,112	10,684

Nippon Yusen K.K.	49,600	1,702

Nissan Chemical Corp.	39,600	2,117

Nissan Motor Co. Ltd.*	748,400	4,189

Nisshin Seifun Group, Inc.	62,905	1,054

Nissin Foods Holdings Co. Ltd.	20,500	1,521

Nitori Holdings Co. Ltd.	25,900	5,026

Nitto Denko Corp.	51,600	4,430

Nomura Holdings, Inc.	1,008,400	5,331

Nomura Real Estate Holdings, Inc.	37,900	916

Nomura Real Estate Master Fund, Inc.	1,345	2,023

Nomura Research Institute Ltd.	103,422	3,215

NSK Ltd.	119,500	1,225

NTT Data Corp.	203,700	3,164

Obayashi Corp.	209,900	1,933

Obic Co. Ltd.	22,400	4,121

Odakyu Electric Railway Co. Ltd.	94,700	2,595

Oji Holdings Corp.	277,800	1,805

Olympus Corp.	376,200	7,804

Omron Corp.	60,100	4,710

Ono Pharmaceutical Co. Ltd.	119,200	3,122

Oracle Corp. Japan	12,400	1,219

Oriental Land Co. Ltd.	64,600	9,734

ORIX Corp.	423,800	7,176

Orix JREIT, Inc.	875	1,525

Osaka Gas Co. Ltd.	119,700	2,340

Otsuka Corp.	32,900	1,540

Otsuka Holdings Co. Ltd.	126,415	5,364

Pan Pacific International Holdings Corp.	132,400	3,127

Panasonic Corp.	712,000	9,199

PeptiDream, Inc.*	30,100	1,380

Persol Holdings Co. Ltd.	57,800	1,136

Pigeon Corp.	38,500	1,459

Pola Orbis Holdings, Inc.	31,300	756

Rakuten, Inc.	275,900	3,288

Recruit Holdings Co. Ltd.	437,600	21,474

Renesas Electronics Corp.*	250,400	2,751

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Japan – 24.3% continued

Resona Holdings, Inc.	668,710	$2,803

Ricoh Co. Ltd.	217,200	2,202

Rinnai Corp.	11,600	1,302

Rohm Co. Ltd.	28,200	2,791

Ryohin Keikaku Co. Ltd.	76,200	1,806

Santen Pharmaceutical Co. Ltd.	116,100	1,601

SBI Holdings, Inc.	78,360	2,132

SCSK Corp.	17,100	1,017

Secom Co. Ltd.	67,600	5,707

Sega Sammy Holdings, Inc.	55,300	865

Seibu Holdings, Inc.*	67,100	742

Seiko Epson Corp.	90,400	1,479

Sekisui Chemical Co. Ltd.	113,800	2,194

Sekisui House Ltd.	198,600	4,272

Seven & i Holdings Co. Ltd.	243,000	9,820

SG Holdings Co. Ltd.	102,000	2,347

Sharp Corp.	70,300	1,218

Shimadzu Corp.	72,600	2,641

Shimamura Co. Ltd.	6,900	796

Shimano, Inc.	23,800	5,685

Shimizu Corp.	177,800	1,445

Shin-Etsu Chemical Co. Ltd.	114,200	19,296

Shinsei Bank Ltd.	51,000	822

Shionogi & Co. Ltd.	85,000	4,585

Shiseido Co. Ltd.	129,000	8,690

Shizuoka Bank (The) Ltd.	131,500	1,032

SMC Corp.	18,500	10,794

SoftBank Corp.	926,000	12,051

SoftBank Group Corp.	505,500	42,860

Sohgo Security Services Co. Ltd.	23,200	1,098

Sompo Holdings, Inc.	108,045	4,134

Sony Corp.	406,700	42,818

Square Enix Holdings Co. Ltd.	29,900	1,664

Stanley Electric Co. Ltd.	41,500	1,241

Subaru Corp.	198,100	3,966

SUMCO Corp.	86,500	1,998

Sumitomo Chemical Co. Ltd.	472,600	2,448

Sumitomo Corp.	382,600	5,473

Sumitomo Dainippon Pharma Co. Ltd.	58,700	1,025

Sumitomo Electric Industries Ltd.	243,100	3,659

Sumitomo Metal Mining Co. Ltd.	74,900	3,254

Sumitomo Mitsui Financial Group, Inc.	421,042	15,310

Sumitomo Mitsui Trust Holdings, Inc.	109,219	3,802

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Japan – 24.3% continued

Sumitomo Realty & Development Co. Ltd.	99,300	$3,522

Sundrug Co. Ltd.	22,800	836

Suntory Beverage & Food Ltd.	46,000	1,713

Suzuken Co. Ltd.	22,836	894

Suzuki Motor Corp.	118,100	5,378

Sysmex Corp.	54,298	5,867

T&D Holdings, Inc.	177,700	2,307

Taiheiyo Cement Corp.	38,800	1,024

Taisei Corp.	60,700	2,340

Taisho Pharmaceutical Holdings Co. Ltd.	11,600	750

Takeda Pharmaceutical Co. Ltd.	508,366	18,369

TDK Corp.	41,900	5,843

Teijin Ltd.	56,500	973

Terumo Corp.	207,500	7,522

THK Co. Ltd.	38,200	1,322

TIS, Inc.	72,000	1,721

Tobu Railway Co. Ltd.	60,300	1,621

Toho Co. Ltd.	36,200	1,473

Toho Gas Co. Ltd.	24,000	1,486

Tohoku Electric Power Co., Inc.	140,200	1,327

Tokio Marine Holdings, Inc.	203,700	9,753

Tokyo Century Corp.	14,100	952

Tokyo Electric Power Co. Holdings, Inc.*	461,300	1,542

Tokyo Electron Ltd.	48,200	20,637

Tokyo Gas Co. Ltd.	121,000	2,689

Tokyu Corp.	159,300	2,132

Tokyu Fudosan Holdings Corp.	198,100	1,179

Toppan Printing Co. Ltd.	82,700	1,397

Toray Industries, Inc.	446,800	2,876

Toshiba Corp.	126,000	4,269

Tosoh Corp.	82,800	1,585

TOTO Ltd.	46,100	2,846

Toyo Suisan Kaisha Ltd.	28,300	1,188

Toyoda Gosei Co. Ltd.	20,900	552

Toyota Industries Corp.	47,600	4,256

Toyota Motor Corp.	683,944	53,435

Toyota Tsusho Corp.	69,000	2,916

Trend Micro, Inc.	43,400	2,176

Tsuruha Holdings, Inc.	11,800	1,521

Unicharm Corp.	129,600	5,432

United Urban Investment Corp.	945	1,272

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Japan – 24.3% continued

USS Co. Ltd.	69,700	$1,366

Welcia Holdings Co. Ltd.	29,700	1,019

West Japan Railway Co.	52,600	2,923

Yakult Honsha Co. Ltd.	40,800	2,069

Yamada Holdings Co. Ltd.	235,790	1,274

Yamaha Corp.	43,500	2,368

Yamaha Motor Co. Ltd.	90,600	2,239

Yamato Holdings Co. Ltd.	94,000	2,580

Yamazaki Baking Co. Ltd.	39,405	636

Yaskawa Electric Corp.	77,400	3,876

Yokogawa Electric Corp.	75,400	1,396

Z Holdings Corp.	861,600	4,302

ZOZO, Inc.	36,800	1,090

		1,307,182

Jordan – 0.0%

Hikma Pharmaceuticals PLC	56,744	1,780

Macau – 0.1%

Sands China Ltd.*	777,499	3,899

Wynn Macau Ltd.*	495,346	966

		4,865

Mexico – 0.0%

Fresnillo PLC	58,676	699

Netherlands – 5.5%

ABN AMRO Bank N.V. - C.V.A.*	134,814	1,636

Adyen N.V.(3) *	5,895	13,216

Aegon N.V.	582,455	2,763

Akzo Nobel N.V.	62,167	6,947

ArcelorMittal S.A.*	229,878	6,671

Argenx S.E.*	14,356	3,944

ASM International N.V.	15,036	4,400

ASML Holding N.V.	137,378	83,792

EXOR N.V.	35,317	2,990

Heineken Holding N.V.	36,975	3,291

Heineken N.V.	83,899	8,622

ING Groep N.V.	1,258,980	15,450

JDE Peet’s N.V.*	23,964	880

Just Eat Takeaway.com N.V.*	40,602	3,753

Koninklijke Ahold Delhaize N.V.	355,499	9,902

Koninklijke DSM N.V.	55,892	9,458

Koninklijke KPN N.V.	1,135,486	3,861

Koninklijke Philips N.V.*	294,200	16,797

Koninklijke Vopak N.V.	22,420	1,117

NN Group N.V.	95,516	4,665

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Netherlands – 5.5% continued

Prosus N.V.*	157,604	$17,571

QIAGEN N.V.*	74,065	3,585

Randstad N.V.	39,292	2,764

Royal Dutch Shell PLC, Class A	1,323,547	25,767

Royal Dutch Shell PLC, Class B	1,195,224	21,984

Stellantis N.V.	429,767	7,628

Stellantis N.V. (New York Exchange)	231,582	4,120

Wolters Kluwer N.V.	85,825	7,461

		295,035

New Zealand – 0.3%

a2 Milk (The) Co. Ltd.*	236,972	1,429

Auckland International Airport Ltd.*	399,669	2,191

Fisher & Paykel Healthcare Corp. Ltd.	184,510	4,143

Mercury NZ Ltd.	212,645	966

Meridian Energy Ltd.	421,452	1,592

Ryman Healthcare Ltd.	127,707	1,365

Spark New Zealand Ltd.	615,104	1,923

Xero Ltd.*	39,629	3,845

		17,454

Norway – 0.6%

Adevinta ASA*	77,353	1,139

DNB ASA	300,294	6,393

Equinor ASA	314,130	6,134

Gjensidige Forsikring ASA	64,749	1,520

Mowi ASA	140,702	3,491

Norsk Hydro ASA	437,026	2,800

Orkla ASA	246,878	2,421

Schibsted ASA, Class A*	24,140	1,014

Schibsted ASA, Class B*	31,346	1,122

Telenor ASA	224,543	3,954

Yara International ASA	55,748	2,900

		32,888

Portugal – 0.2%

Banco Espirito Santo S.A. (Registered)(2)*	882,815	—

EDP - Energias de Portugal S.A.	894,765	5,118

Galp Energia SGPS S.A.	161,165	1,873

Jeronimo Martins SGPS S.A.	80,224	1,351

		8,342

Singapore – 1.1%

Ascendas Real Estate Investment Trust	1,044,692	2,372

CapitaLand Integrated Commercial Trust	1,473,941	2,383

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Singapore – 1.1% continued

CapitaLand Ltd.	879,762	$2,465

City Developments Ltd.	144,100	857

DBS Group Holdings Ltd.	579,450	12,500

Genting Singapore Ltd.	1,868,480	1,281

Keppel Corp. Ltd.	469,550	1,862

Mapletree Commercial Trust	683,900	1,080

Mapletree Logistics Trust	918,500	1,321

Oversea-Chinese Banking Corp. Ltd.	1,079,451	9,451

Singapore Airlines Ltd.*	426,335	1,773

Singapore Exchange Ltd.	256,500	1,905

Singapore Technologies Engineering Ltd.	501,700	1,457

Singapore Telecommunications Ltd.	2,639,825	4,798

Suntec Real Estate Investment Trust	645,000	749

United Overseas Bank Ltd.	380,949	7,359

UOL Group Ltd.	151,680	892

Venture Corp. Ltd.	89,300	1,335

Wilmar International Ltd.	620,400	2,508

		58,348

Spain – 2.3%

ACS Actividades de Construccion y Servicios S.A.	75,279	2,495

Aena S.M.E. S.A.*	21,895	3,552

Amadeus IT Group S.A.*	145,575	10,305

Banco Bilbao Vizcaya Argentaria S.A.	2,154,801	11,224

Banco Santander S.A.*	5,599,926	19,034

CaixaBank S.A.	1,433,107	4,437

Cellnex Telecom S.A.*	101,862	5,866

Enagas S.A.	78,155	1,698

Endesa S.A.	100,236	2,654

Ferrovial S.A.	156,038	4,068

Grifols S.A.	95,875	2,510

Iberdrola S.A.	1,977,093	25,490

Industria de Diseno Textil S.A.	352,429	11,617

Naturgy Energy Group S.A.	91,004	2,231

Red Electrica Corp. S.A.	139,594	2,473

Repsol S.A.	481,137	5,954

Siemens Gamesa Renewable Energy S.A.	76,710	2,970

Telefonica S.A.	1,635,804	7,336

		125,914

Sweden – 3.3%

Alfa Laval AB*	100,301	3,029

Assa Abloy AB, Class B	320,838	9,214

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Sweden – 3.3% continued

Atlas Copco AB, Class A	217,103	$13,219

Atlas Copco AB, Class B	125,967	6,553

Boliden AB	89,351	3,310

Electrolux AB, Class B	74,977	2,077

Epiroc AB, Class A	212,463	4,813

Epiroc AB, Class B	123,242	2,568

EQT AB	74,156	2,439

Essity AB, Class B	195,676	6,182

Evolution Gaming Group AB	51,236	7,547

Fastighets AB Balder, Class B*	32,369	1,603

Hennes & Mauritz AB, Class B*	258,463	5,812

Hexagon AB, Class B	91,771	8,463

Husqvarna AB, Class B	134,656	1,937

ICA Gruppen AB	32,571	1,592

Industrivarden AB, Class A*	34,088	1,253

Industrivarden AB, Class C*	52,760	1,850

Investment AB Latour, Class B	47,006	1,216

Investor AB, Class B	148,073	11,810

Kinnevik AB, Class B*	78,846	3,829

L E Lundbergforetagen AB, Class B*	24,450	1,335

Lundin Energy AB	59,573	1,872

Nibe Industrier AB, Class B	99,992	3,101

Sandvik AB*	361,910	9,890

Securitas AB, Class B	99,931	1,700

Skandinaviska Enskilda Banken AB, Class A	520,934	6,350

Skanska AB, Class B	109,001	2,734

SKF AB, Class B	122,286	3,476

Svenska Cellulosa AB S.C.A., Class B*	196,122	3,467

Svenska Handelsbanken AB, Class A	497,860	5,405

Swedbank AB, Class A	289,887	5,103

Swedish Match AB	51,899	4,052

Tele2 AB, Class B	165,085	2,227

Telefonaktiebolaget LM Ericsson, Class B	943,124	12,475

Telia Co. AB	792,715	3,434

Volvo AB, Class B*	461,883	11,687

		178,624

Switzerland – 9.3%

ABB Ltd. (Registered)	594,496	18,081

Adecco Group A.G. (Registered)	49,841	3,357

Alcon, Inc.*	159,104	11,140

Baloise Holding A.G. (Registered)	15,173	2,579

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Switzerland – 9.3% continued

Banque Cantonale Vaudoise (Registered)	9,724	$949

Barry Callebaut A.G. (Registered)	956	2,161

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	328	2,863

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	33	3,020

Cie Financiere Richemont S.A., Class A (Registered)	168,631	16,193

Clariant A.G. (Registered)	64,224	1,295

Coca-Cola HBC A.G. - CDI*	63,501	2,022

Credit Suisse Group A.G. (Registered)	792,588	8,368

EMS-Chemie Holding A.G. (Registered)	2,601	2,323

Geberit A.G. (Registered)	11,899	7,573

Givaudan S.A. (Registered)	2,985	11,502

Glencore PLC*	3,231,955	12,663

Julius Baer Group Ltd.	71,871	4,592

Kuehne + Nagel International A.G. (Registered)	17,298	4,936

LafargeHolcim Ltd. (Registered)*	114,710	6,742

LafargeHolcim Ltd. (Registered)

(Euronext Paris Exchange)*	53,665	3,169

Logitech International S.A. (Registered)	52,785	5,533

Lonza Group A.G. (Registered)	24,096	13,466

Nestle S.A. (Registered)	928,647	103,503

Novartis A.G. (Registered)	716,229	61,182

Partners Group Holding A.G.	6,077	7,765

Roche Holding A.G. (Bearer)	10,317	3,526

Roche Holding A.G. (Genusschein)	226,580	73,240

Schindler Holding A.G. (Participation Certificate)	13,071	3,840

Schindler Holding A.G. (Registered)	6,673	1,912

SGS S.A. (Registered)	1,941	5,507

Sika A.G. (Registered)	45,932	13,120

Sonova Holding A.G. (Registered)*	17,532	4,644

STMicroelectronics N.V.	204,047	7,778

Straumann Holding A.G. (Registered)	3,315	4,134

Swatch Group (The) A.G. (Bearer)	9,388	2,702

Swatch Group (The) A.G. (Registered)	16,434	914

Swiss Life Holding A.G. (Registered)	9,745	4,790

Swiss Prime Site A.G. (Registered)	25,045	2,308

Swiss ReA.G.	92,349	9,082

Swisscom A.G. (Registered)	8,344	4,476

Temenos A.G. (Registered)	21,399	3,080

UBS Group A.G. (Registered)	1,184,852	18,345

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Switzerland – 9.3% continued

Vifor Pharma A.G.	14,269	$1,942

Zurich Insurance Group A.G.	48,532	20,695

		503,012

United Kingdom – 12.2%

3i Group PLC	312,076	4,964

Admiral Group PLC	61,204	2,617

Anglo American PLC	397,031	15,556

Ashtead Group PLC	146,317	8,730

Associated British Foods PLC*	115,579	3,849

AstraZeneca PLC	423,435	42,225

Auto Trader Group PLC(3) *	314,032	2,401

AVEVA Group PLC	36,128	1,705

Aviva PLC	1,261,857	7,104

BAE Systems PLC	1,033,118	7,192

Barclays PLC	5,611,078	14,388

Barratt Developments PLC*	326,413	3,362

Berkeley Group Holdings (The) PLC	41,183	2,521

BP PLC	6,539,670	26,532

British American Tobacco PLC	740,537	28,325

British Land (The) Co. PLC	278,430	1,936

BT Group PLC*	2,861,009	6,107

Bunzl PLC	107,863	3,454

Burberry Group PLC*	129,652	3,394

CNH Industrial N.V.*	328,175	5,097

Coca-Cola European Partners PLC	65,521	3,418

Compass Group PLC*	577,322	11,637

Croda International PLC	45,777	4,007

Diageo PLC	756,085	31,095

Direct Line Insurance Group PLC	432,276	1,866

Evraz PLC	159,261	1,269

Ferguson PLC	72,334	8,645

GlaxoSmithKline PLC	1,620,242	28,760

Halma PLC	121,516	3,978

Hargreaves Lansdown PLC	106,029	2,254

HSBC Holdings PLC	6,570,100	38,323

Imperial Brands PLC	302,912	6,232

Informa PLC*	481,257	3,715

InterContinental Hotels Group PLC*	56,055	3,856

Intertek Group PLC	51,685	3,993

J Sainsbury PLC	564,406	1,887

JD Sports Fashion PLC*	165,591	1,883

Johnson Matthey PLC	61,347	2,549

Kingfisher PLC*	676,709	2,970

Land Securities Group PLC	224,023	2,132

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

United Kingdom – 12.2% continued

Legal & General Group PLC	1,917,860	$7,368

Lloyds Banking Group PLC*	22,895,454	13,405

London Stock Exchange Group PLC	102,216	9,783

M&G PLC	829,704	2,373

Melrose Industries PLC*	1,555,729	3,581

Mondi PLC	157,170	4,010

National Grid PLC	1,138,385	13,577

Natwest Group PLC	1,553,845	4,205

Next PLC*	42,858	4,647

Ocado Group PLC*	155,748	4,370

Pearson PLC	240,491	2,559

Persimmon PLC	102,270	4,147

Phoenix Group Holdings PLC	176,466	1,786

Prudential PLC	842,079	17,852

Reckitt Benckiser Group PLC	229,748	20,583

RELX PLC	624,509	15,667

Rentokil Initial PLC*	593,969	3,967

Rio Tinto PLC	362,384	27,723

Rolls-Royce Holdings PLC*	2,679,513	3,892

RSA Insurance Group PLC	331,388	3,111

Sage Group (The) PLC	350,105	2,958

Schroders PLC	39,723	1,917

Segro PLC	381,612	4,933

Severn Trent PLC	76,471	2,431

Smith & Nephew PLC	283,261	5,349

Smiths Group PLC	129,721	2,751

Spirax-Sarco Engineering PLC	23,990	3,771

SSE PLC	334,764	6,717

St. James’s Place PLC	172,582	3,028

Standard Chartered PLC	869,602	5,983

Standard Life Aberdeen PLC	718,357	2,867

Taylor Wimpey PLC*	1,167,519	2,906

Tesco PLC	2,504,245	7,903

Unilever PLC (London Exchange)	848,138	47,332

United Utilities Group PLC	224,031	2,860

Vodafone Group PLC	8,667,599	15,773

Whitbread PLC*	65,956	3,116

Wm Morrison Supermarkets PLC	760,117	1,913

WPP PLC	395,707	5,024

		654,066

Total Common Stocks

(Cost $3,409,006)		5,216,888

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

PREFERRED STOCKS – 0.7% (1)

Germany – 0.7%

Bayerische Motoren Werke A.G., 2.79%(4)	18,241	$1,452

FUCHS PETROLUB S.E., 2.39%(4)	21,600	1,034

Henkel A.G. & Co. KGaA, 1.94%(4)	57,271	6,439

Porsche Automobil Holding S.E., 2.36%(4)	49,666	5,267

Sartorius A.G., 0.17%(4)	11,463	5,716

Volkswagen A.G., 2.02%(4)	60,125	16,803

		36,711

Total Preferred Stocks

(Cost $18,262)		36,711

INVESTMENT COMPANIES – 1.3%

iShares Core MSCI EAFE ETF	220,000	15,851

iShares MSCI EAFE ETF	513,500	38,960

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(5) (6)	16,333,190	16,333

Total Investment Companies

(Cost $70,412)		71,144

Total Investments – 99.0%

(Cost $3,497,680)		5,324,743

Other Assets less Liabilities – 1.0%		54,932

Net Assets – 100.0%		$5,379,675

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.

(2)	Level 3 asset that is worthless, bankrupt or has been delisted.

(3)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(6)	7-day current yield as of March 31, 2021 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

A.G. – Aktiengesellschaft (German: Stock Corporation)

AB – Aktiebolag (Sweden: Corporation)

ADR – American Depositary Receipt

ASA – Aksjeselskap (Norway: Stock Company)

CDI – CREST Depository Interest

EAFE – Europe, Australasia and the Far East

ETF – Exchange-Traded Fund

MSCI – Morgan Stanley Capital International

N.V. – Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC – Public Limited Company

REIT – Real Estate Investment Trust

S.A. – Société Anonyme (French: Public Limited Company)

S.E. – Societas Europaea (German: Public Company)

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Citibank	Euro	8,250	United States Dollar	9,869	6/16/21	$ 179

Citibank	Japanese Yen	423,000	United States Dollar	3,885	6/16/21	62

Morgan Stanley	Australian Dollar	2,200	United States Dollar	1,707	6/16/21	35

Morgan Stanley	British Pound	2,000	United States Dollar	2,781	6/16/21	23

Morgan Stanley	Japanese Yen	638,000	United States Dollar	5,788	6/16/21	22

Morgan Stanley	United States Dollar	1,509	British Pound	1,100	6/16/21	8

Morgan Stanley	United States Dollar	3,054	Euro	2,600	6/16/21	— *

UBS	Swiss Franc	2,300	United States Dollar	2,481	6/16/21	42

Subtotal Appreciation						371

BNP	United States Dollar	147	New Zealand Dollar	205	6/16/21	(4)

BNP	United States Dollar	254	Norwegian Krone	2,153	6/16/21	(3)

BNY Mellon	United States Dollar	870	Danish Krone	5,429	6/16/21	(13)

Citibank	United States Dollar	3,386	British Pound	2,426	6/16/21	(41)

Goldman Sachs	United States Dollar	47	Singapore Dollar	63	6/16/21	—*

JPMorgan Chase	United States Dollar	1,025	Australian Dollar	1,320	6/16/21	(22)

JPMorgan Chase	United States Dollar	1,038	Euro	870	6/16/21	(16)

JPMorgan Chase	United States Dollar	1,520	Japanese Yen	165,500	6/16/21	(24)

Morgan Stanley	United States Dollar	1,368	Australian Dollar	1,800	6/16/21	(1)

Morgan Stanley	United States Dollar	14,179	Euro	11,837	6/16/21	(274)

Morgan Stanley	United States Dollar	12,562	Japanese Yen	1,363,392	6/16/21	(239)

Morgan Stanley	United States Dollar	1,996	Swedish Krona	16,982	6/16/21	(50)

Morgan Stanley	United States Dollar	1,020	Swiss Franc	942	6/16/21	(21)

Toronto-Dominion Bank	United States Dollar	1,194	Euro	1,000	6/16/21	(19)

Toronto-Dominion Bank	United States Dollar	356	Hong Kong Dollar	2,766	6/16/21	—*

Subtotal Depreciation						(727)

Total						$(356)

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

Euro Stoxx 50 (Euro)	694	$31,464	Long	6/21	$536

FTSE 100 Index (British Pound)	112	10,313	Long	6/21	(78)

Hang Seng Index (Hong Kong Dollar)	13	2,368	Long	4/21	48

SPI 200 Index (Australian Dollar)	51	6,552	Long	6/21	21

Topix Index (Japanese Yen)	108	19,059	Long	6/21	289

Total					$816

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Communication Services	5.1%

Consumer Discretionary	12.5

Consumer Staples	10.0

Energy	3.2

Financials	17.9

Health Care	11.7

Industrials	15.1

Information Technology	8.8

Materials	7.8

Real Estate	3.0

Short-Term Investments	0.3

Utilities	3.6

Total Investments	99.0

Other Assets less Liabilities	1.0

Net Assets	100.0%

At March 31, 2021, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Euro	31.8%

Japanese Yen	24.3

British Pound	13.9

Swiss Franc	8.9

Australian Dollar	6.9

All other currencies less than 5%	13.2

Total Investments	99.0

Other Assets less Liabilities	1.0

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2021 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

France	$ 389	$ 569,069	$—	$ 569,458

Hong Kong	1,361	171,507	—	172,868

Israel	14,693	16,534	—	31,227

Italy	4,816	107,311	—	112,127

Netherlands	4,120	290,915	—	295,035

United Kingdom	3,418	650,648	—	654,066

All Other Countries(1)	—	3,382,107	—	3,382,107

Total Common Stocks	28,797	5,188,091	—	5,216,888

Preferred Stocks	—	36,711	—	36,711

Investment Companies	71,144	—	—	71,144

Total Investments	$99,941	$5,224,802	$—	$5,324,743

OTHER FINANCIAL INSTRUMENTS

Assets

Forward Foreign Currency Exchange Contracts	$ —	$ 371	$—	$ 371

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued	MARCH 31, 2021

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Futures Contracts	$894	$—	$—	$894

Liabilities

Forward Foreign Currency Exchange Contracts	—	(727)	—	(727)

Futures Contracts	(78)	—	—	(78)

Total Other Financial Instruments	$816	$(356)	$—	$460

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND	MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.9%

Aerospace & Defense – 1.0%

Axon Enterprise, Inc.*	70,423	$10,030

Curtiss-Wright Corp.	45,170	5,357

Hexcel Corp.*	92,278	5,168

Mercury Systems, Inc.*	61,958	4,377

		24,932

Air Freight & Logistics – 0.6%

XPO Logistics, Inc.*	112,835	13,913

Airlines – 0.3%

JetBlue Airways Corp.*	348,933	7,097

Auto Components – 1.7%

Adient PLC*	103,772	4,587

Dana, Inc.	159,517	3,881

Fox Factory Holding Corp.*	46,151	5,864

Gentex Corp.	269,014	9,596

Goodyear Tire & Rubber (The) Co.*	257,513	4,524

Lear Corp.	60,389	10,946

Visteon Corp.*	30,785	3,754

		43,152

Automobiles – 0.6%

Harley-Davidson, Inc.	169,225	6,786

Thor Industries, Inc.	61,128	8,236

		15,022

Banks – 7.4%

Associated Banc-Corp	167,941	3,584

BancorpSouth Bank	106,149	3,448

Bank of Hawaii Corp.	44,247	3,960

Bank OZK	133,480	5,453

Cathay General Bancorp	82,096	3,348

CIT Group, Inc.	108,966	5,613

Commerce Bancshares, Inc.	116,401	8,917

Cullen/Frost Bankers, Inc.	62,104	6,754

East West Bancorp, Inc.	156,322	11,537

First Financial Bankshares, Inc.	157,130	7,343

First Horizon Corp.	613,286	10,371

FNB Corp.	354,476	4,502

Fulton Financial Corp.	178,331	3,037

Glacier Bancorp, Inc.	105,403	6,016

Hancock Whitney Corp.	95,651	4,018

Home BancShares, Inc.	167,818	4,539

International Bancshares Corp.	61,315	2,846

PacWest Bancorp	128,938	4,919

Pinnacle Financial Partners, Inc.	83,943	7,442

Prosperity Bancshares, Inc.	102,605	7,684

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.9% continued

Banks – 7.4% continued

Signature Bank	63,011	$14,247

Sterling Bancorp	213,532	4,916

Synovus Financial Corp.	164,120	7,508

TCF Financial Corp.	168,463	7,827

Texas Capital Bancshares, Inc.*	55,720	3,952

Trustmark Corp.	70,417	2,370

UMB Financial Corp.	47,888	4,422

Umpqua Holdings Corp.	243,173	4,268

United Bankshares, Inc.	142,416	5,494

Valley National Bancorp	448,361	6,160

Webster Financial Corp.	99,696	5,494

Wintrust Financial Corp.	62,781	4,759

		186,748

Beverages – 0.5%

Boston Beer (The) Co., Inc., Class A*	10,162	12,258

Biotechnology – 1.9%

Arrowhead Pharmaceuticals, Inc.*	114,581	7,598

Emergent BioSolutions, Inc.*	50,006	4,646

Exelixis, Inc.*	344,375	7,779

Halozyme Therapeutics, Inc.*	140,357	5,851

Ligand Pharmaceuticals, Inc.*	18,450	2,813

Neurocrine Biosciences, Inc.*	104,017	10,116

United Therapeutics Corp.*	49,168	8,224

		47,027

Building Products – 2.0%

Builders FirstSource, Inc.*	227,894	10,567

Lennox International, Inc.	37,914	11,814

Owens Corning	115,838	10,668

Simpson Manufacturing Co., Inc.	47,828	4,961

Trex Co., Inc.*	127,845	11,703

		49,713

Capital Markets – 2.3%

Affiliated Managers Group, Inc.	47,079	7,016

Evercore, Inc., Class A	46,407	6,113

FactSet Research Systems, Inc.	41,939	12,942

Federated Hermes, Inc.	103,669	3,245

Interactive Brokers Group, Inc., Class A	89,222	6,517

Janus Henderson Group PLC	188,376	5,868

SEI Investments Co.	131,494	8,012

Stifel Financial Corp.	115,911	7,425

		57,138

Chemicals – 2.6%

Ashland Global Holdings, Inc.	60,302	5,353

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.9% continued

Chemicals – 2.6% continued

Avient Corp.	100,745	$4,762

Cabot Corp.	62,190	3,261

Chemours (The) Co.	182,289	5,088

Ingevity Corp.*	44,662	3,373

Minerals Technologies, Inc.	37,581	2,831

NewMarket Corp.	8,063	3,065

Olin Corp.	157,666	5,987

RPM International, Inc.	143,709	13,200

Scotts Miracle-Gro (The) Co.	44,913	11,002

Sensient Technologies Corp.	46,738	3,645

Valvoline, Inc.	200,300	5,222

		66,789

Commercial Services & Supplies – 1.8%

Brink’s (The) Co.	54,631	4,329

Clean Harbors, Inc.*	55,572	4,671

Healthcare Services Group, Inc.	82,986	2,326

Herman Miller, Inc.	65,505	2,696

IAA, Inc.*	148,511	8,189

KAR Auction Services, Inc.*	144,057	2,161

MSA Safety, Inc.	40,123	6,019

Stericycle, Inc.*	101,057	6,822

Tetra Tech, Inc.	59,865	8,125

		45,338

Communications Equipment – 0.9%

Ciena Corp.*	171,253	9,371

Lumentum Holdings, Inc.*	83,543	7,632

NetScout Systems, Inc.*	81,554	2,296

ViaSat, Inc.*	71,777	3,450

		22,749

Construction & Engineering – 1.4%

AECOM*	163,077	10,455

Dycom Industries, Inc.*	33,719	3,131

EMCOR Group, Inc.	60,495	6,785

Fluor Corp.*	138,006	3,187

MasTec, Inc.*	62,256	5,833

Valmont Industries, Inc.	23,428	5,568

		34,959

Construction Materials – 0.2%

Eagle Materials, Inc.	46,291	6,222

Consumer Finance – 0.7%

FirstCash, Inc.	45,219	2,969

LendingTree, Inc.*	12,102	2,578

Navient Corp.	203,411	2,911

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.9% continued

Consumer Finance – 0.7% continued

PROG Holdings, Inc.	74,664	$3,232

SLM Corp.	370,093	6,651

		18,341

Containers & Packaging – 0.9%

AptarGroup, Inc.	71,970	10,196

Greif, Inc., Class A	29,457	1,679

Silgan Holdings, Inc.	86,204	3,623

Sonoco Products Co.	110,858	7,017

		22,515

Diversified Consumer Services – 1.1%

Adtalem Global Education, Inc.*	55,699	2,202

Graham Holdings Co., Class B	4,485	2,523

Grand Canyon Education, Inc.*	51,712	5,538

H&R Block, Inc.	202,199	4,408

Service Corp. International	186,951	9,544

Strategic Education, Inc.	27,114	2,492

WW International, Inc.*	52,867	1,654

		28,361

Diversified Financial Services – 0.3%

Jefferies Financial Group, Inc.	223,599	6,730

Diversified Telecommunication Services – 0.2%

Iridium Communications, Inc.*	130,381	5,378

Electric Utilities – 1.1%

ALLETE, Inc.	57,288	3,849

Hawaiian Electric Industries, Inc.	120,592	5,358

IDACORP, Inc.	55,774	5,576

OGE Energy Corp.	220,864	7,147

PNM Resources, Inc.	94,756	4,648

		26,578

Electrical Equipment – 1.8%

Acuity Brands, Inc.	39,767	6,561

EnerSys	47,048	4,272

Hubbell, Inc.	59,969	11,208

nVent Electric PLC	185,605	5,180

Regal Beloit Corp.	44,870	6,402

Sunrun, Inc.*	176,699	10,687

		44,310

Electronic Equipment, Instruments & Components – 3.3%

Arrow Electronics, Inc.*	82,353	9,126

Avnet, Inc.	109,657	4,552

Belden, Inc.	49,599	2,201

Cognex Corp.	194,346	16,129

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.9% continued

Electronic Equipment, Instruments & Components – 3.3% continued

Coherent, Inc.*	26,995	$6,827

II-VI, Inc.*	115,652	7,907

Jabil, Inc.	149,506	7,798

Littelfuse, Inc.	27,088	7,163

National Instruments Corp.	145,239	6,272

SYNNEX Corp.	45,559	5,232

Vishay Intertechnology, Inc.	145,952	3,515

Vontier Corp.*	186,033	5,631

		82,353

Energy Equipment & Services – 0.2%

ChampionX Corp.*	205,717	4,470

Entertainment – 0.2%

Cinemark Holdings, Inc.*	119,856	2,446

World Wrestling Entertainment, Inc., Class A	51,908	2,817

		5,263

Equity Real Estate Investment Trusts – 8.6%

American Campus Communities, Inc.	151,906	6,558

Apartment Income REIT Corp.	164,355	7,028

Brixmor Property Group, Inc.	327,611	6,627

Camden Property Trust	107,794	11,848

CoreSite Realty Corp.	47,228	5,660

Corporate Office Properties Trust	123,381	3,249

Cousins Properties, Inc.	164,001	5,797

CyrusOne, Inc.	133,012	9,008

Douglas Emmett, Inc.	182,090	5,718

EastGroup Properties, Inc.	43,809	6,277

EPR Properties	82,498	3,844

First Industrial Realty Trust, Inc.	142,667	6,533

Healthcare Realty Trust, Inc.	154,245	4,677

Highwoods Properties, Inc.	114,634	4,922

Hudson Pacific Properties, Inc.	166,579	4,519

JBG SMITH Properties	121,994	3,878

Kilroy Realty Corp.	116,919	7,673

Lamar Advertising Co., Class A	95,500	8,969

Life Storage, Inc.	83,372	7,166

Macerich (The) Co.	128,922	1,508

Medical Properties Trust, Inc.	640,396	13,628

National Retail Properties, Inc.	193,470	8,526

Omega Healthcare Investors, Inc.	255,837	9,371

Park Hotels & Resorts, Inc.*	260,926	5,631

Pebblebrook Hotel Trust	144,822	3,518

Physicians Realty Trust	232,144	4,102

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.9% continued

Equity Real Estate Investment Trusts – 8.6% continued

PotlatchDeltic Corp.	73,790	$3,905

PS Business Parks, Inc.	22,129	3,421

Rayonier, Inc.	152,150	4,907

Rayonier, Inc. - (Fractional Shares)(1)	50,000	—

Rexford Industrial Realty, Inc.	145,251	7,321

Sabra Health Care REIT, Inc.	232,321	4,033

Service Properties Trust	183,069	2,171

SL Green Realty Corp.	76,540	5,357

Spirit Realty Capital, Inc.	126,757	5,387

STORE Capital Corp.	264,817	8,871

Urban Edge Properties	122,163	2,018

Weingarten Realty Investors	132,316	3,561

		217,187

Food & Staples Retailing – 0.9%

BJ’s Wholesale Club Holdings, Inc.*	151,549	6,799

Casey’s General Stores, Inc.	40,777	8,816

Grocery Outlet Holding Corp.*	95,592	3,526

Sprouts Farmers Market, Inc.*	130,059	3,462

		22,603

Food Products – 1.9%

Darling Ingredients, Inc.*	179,515	13,209

Flowers Foods, Inc.	217,178	5,169

Hain Celestial Group (The), Inc.*	90,418	3,942

Ingredion, Inc.	74,017	6,656

Lancaster Colony Corp.	21,573	3,783

Pilgrim’s Pride Corp.*	54,087	1,287

Post Holdings, Inc.*	66,009	6,978

Sanderson Farms, Inc.	21,905	3,412

Tootsie Roll Industries, Inc.	19,677	652

TreeHouse Foods, Inc.*	61,616	3,219

		48,307

Gas Utilities – 1.3%

National Fuel Gas Co.	100,677	5,033

New Jersey Resources Corp.	106,216	4,235

ONE Gas, Inc.	58,736	4,517

Southwest Gas Holdings, Inc.	63,148	4,339

Spire, Inc.	57,009	4,212

UGI Corp.	230,253	9,443

		31,779

Health Care Equipment & Supplies – 3.2%

Avanos Medical, Inc.*	53,268	2,330

Cantel Medical Corp.*	41,469	3,311

Globus Medical, Inc., Class A*	85,325	5,262

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.9% continued

Health Care Equipment & Supplies – 3.2% continued

Haemonetics Corp.*	56,104	$6,228

Hill-Rom Holdings, Inc.	73,271	8,095

ICU Medical, Inc.*	21,702	4,458

Integra LifeSciences Holdings Corp.*	78,257	5,407

LivaNova PLC*	53,714	3,960

Masimo Corp.*	56,143	12,894

Neogen Corp.*	58,805	5,227

NuVasive, Inc.*	56,690	3,717

Penumbra, Inc.*	37,427	10,127

Quidel Corp.*	42,514	5,439

STAAR Surgical Co.*	51,413	5,419

		81,874

Health Care Providers & Services – 2.7%

Acadia Healthcare Co., Inc.*	98,298	5,617

Amedisys, Inc.*	36,274	9,605

Chemed Corp.	17,697	8,137

Encompass Health Corp.	109,594	8,976

HealthEquity, Inc.*	91,533	6,224

LHC Group, Inc.*	34,884	6,670

Molina Healthcare, Inc.*	64,041	14,970

Patterson Cos., Inc.	95,821	3,062

Tenet Healthcare Corp.*	117,221	6,096

		69,357

Hotels, Restaurants & Leisure – 2.8%

Boyd Gaming Corp.*	88,866	5,240

Choice Hotels International, Inc.	31,843	3,416

Churchill Downs, Inc.	38,214	8,691

Cracker Barrel Old Country Store, Inc.	26,173	4,525

Jack in the Box, Inc.	25,355	2,783

Marriott Vacations Worldwide Corp.*	45,486	7,923

Papa John’s International, Inc.	36,286	3,216

Scientific Games Corp.*	62,508	2,408

Six Flags Entertainment Corp.*	83,669	3,888

Texas Roadhouse, Inc.*	72,250	6,932

Travel + Leisure Co.	94,898	5,804

Wendy’s (The) Co.	197,533	4,002

Wingstop, Inc.	32,768	4,167

Wyndham Hotels & Resorts, Inc.	102,868	7,178

		70,173

Household Durables – 1.6%

Helen of Troy Ltd.*	26,933	5,674

KB Home	98,111	4,565

Taylor Morrison Home Corp.*	141,925	4,373

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.9% continued

Household Durables – 1.6% continued

Tempur Sealy International, Inc.	210,860	$7,709

Toll Brothers, Inc.	123,621	7,013

TopBuild Corp.*	36,454	7,634

Tri Pointe Group, Inc.*	132,377	2,695

		39,663

Household Products – 0.1%

Energizer Holdings, Inc.	64,012	3,038

Industrial Conglomerates – 0.4%

Carlisle Cos., Inc.	58,836	9,683

Insurance – 4.1%

Alleghany Corp.*	15,445	9,673

American Financial Group, Inc.	77,257	8,815

Brighthouse Financial, Inc.*	96,313	4,262

Brown & Brown, Inc.	258,672	11,824

CNO Financial Group, Inc.	148,097	3,597

First American Financial Corp.	121,237	6,868

Genworth Financial, Inc., Class A*	562,013	1,866

Hanover Insurance Group (The), Inc.	40,166	5,200

Kemper Corp.	67,912	5,414

Kinsale Capital Group, Inc.	23,626	3,894

Mercury General Corp.	29,508	1,794

Old Republic International Corp.	312,272	6,820

Primerica, Inc.	43,426	6,419

Reinsurance Group of America, Inc.	75,030	9,458

RenaissanceRe Holdings Ltd.	55,977	8,970

RLI Corp.	43,880	4,896

Selective Insurance Group, Inc.	66,114	4,796

		104,566

Interactive Media & Services – 0.3%

TripAdvisor, Inc.*	106,427	5,725

Yelp, Inc.*	77,578	3,025

		8,750

Internet & Direct Marketing Retail – 0.2%

GrubHub, Inc.*	102,956	6,177

IT Services – 1.7%

Alliance Data Systems Corp.	54,852	6,149

Concentrix Corp.*	45,905	6,873

LiveRamp Holdings, Inc.*	73,839	3,831

MAXIMUS, Inc.	67,824	6,039

Perspecta, Inc.	151,128	4,390

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.9% continued

IT Services – 1.7% continued

Sabre Corp.*	350,326	$5,188

WEX, Inc.*	48,777	10,205

		42,675

Leisure Products – 1.2%

Brunswick Corp.	85,874	8,190

Mattel, Inc.*	384,469	7,659

Polaris, Inc.	64,315	8,586

YETI Holdings, Inc.*	82,777	5,977

		30,412

Life Sciences Tools & Services – 2.6%

Bio-Techne Corp.	42,837	16,361

Charles River Laboratories

International, Inc.*	54,942	15,924

Medpace Holdings, Inc.*	30,376	4,983

PRA Health Sciences, Inc.*	71,262	10,927

Repligen Corp.*	56,250	10,935

Syneos Health, Inc.*	91,230	6,920

		66,050

Machinery – 5.2%

AGCO Corp.	68,117	9,785

Colfax Corp.*	127,268	5,576

Crane Co.	54,577	5,125

Donaldson Co., Inc.	139,212	8,097

Flowserve Corp.	143,722	5,578

Graco, Inc.	186,361	13,347

ITT, Inc.	95,527	8,684

Kennametal, Inc.	92,054	3,679

Lincoln Electric Holdings, Inc.	65,892	8,101

Middleby (The) Corp.*	61,432	10,182

Nordson Corp.	59,670	11,855

Oshkosh Corp.	75,508	8,960

Terex Corp.	76,471	3,523

Timken (The) Co.	75,223	6,106

Toro (The) Co.	118,877	12,261

Trinity Industries, Inc.	91,197	2,598

Woodward, Inc.	64,722	7,808

		131,265

Marine – 0.2%

Kirby Corp.*	66,257	3,994

Media – 1.0%

Cable One, Inc.	5,993	10,957

John Wiley & Sons, Inc., Class A	48,354	2,621

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.9% continued

Media – 1.0% continued

New York Times (The) Co., Class A	159,953	$8,097

TEGNA, Inc.	242,142	4,559

		26,234

Metals & Mining – 2.2%

Cleveland-Cliffs, Inc.	506,639	10,188

Commercial Metals Co.	132,313	4,081

Compass Minerals International, Inc.	37,729	2,366

Reliance Steel & Aluminum Co.	70,178	10,687

Royal Gold, Inc.	72,352	7,787

Steel Dynamics, Inc.	221,151	11,226

United States Steel Corp.	289,753	7,583

Worthington Industries, Inc.	38,263	2,567

		56,485

Multiline Retail – 0.8%

Kohl’s Corp.	174,033	10,374

Nordstrom, Inc.*	120,182	4,551

Ollie’s Bargain Outlet Holdings, Inc.*	62,811	5,465

		20,390

Multi-Utilities – 0.6%

Black Hills Corp.	69,291	4,626

MDU Resources Group, Inc.	221,410	6,999

NorthWestern Corp.	55,731	3,634

		15,259

Oil, Gas & Consumable Fuels – 1.1%

Antero Midstream Corp.	317,706	2,869

Cimarex Energy Co.	113,314	6,730

CNX Resources Corp.*	242,368	3,563

EQT Corp.*	307,764	5,718

Equitrans Midstream Corp.	449,889	3,671

Murphy Oil Corp.	160,271	2,630

World Fuel Services Corp.	70,070	2,466

		27,647

Paper & Forest Products – 0.3%

Domtar Corp.	61,152	2,260

Louisiana-Pacific Corp.	117,582	6,521

		8,781

Personal Products – 0.2%

Coty, Inc., Class A*	315,120	2,839

Nu Skin Enterprises, Inc., Class A	55,999	2,962

		5,801

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.9% continued

Pharmaceuticals – 0.6%

Jazz Pharmaceuticals PLC*	62,165	$10,218

Nektar Therapeutics*	201,009	4,020

		14,238

Professional Services – 1.8%

ASGN, Inc.*	58,505	5,584

CACI International, Inc., Class A*	27,847	6,869

CoreLogic, Inc.	80,760	6,400

FTI Consulting, Inc.*	37,807	5,297

Insperity, Inc.	39,171	3,280

KBR, Inc.	155,389	5,965

ManpowerGroup, Inc.	60,695	6,003

Science Applications International Corp.	64,256	5,371

		44,769

Real Estate Management & Development – 0.4%

Jones Lang LaSalle, Inc.*	56,426	10,102

Road & Rail – 1.0%

Avis Budget Group, Inc.*	57,039	4,137

Knight-Swift Transportation Holdings, Inc.	135,344	6,509

Landstar System, Inc.	42,407	7,000

Ryder System, Inc.	59,258	4,483

Werner Enterprises, Inc.	63,402	2,991

		25,120

Semiconductors & Semiconductor Equipment – 3.9%

Amkor Technology, Inc.	118,916	2,819

Brooks Automation, Inc.	81,948	6,691

Cirrus Logic, Inc.*	64,060	5,432

CMC Materials, Inc.	32,202	5,693

Cree, Inc.*	127,234	13,758

First Solar, Inc.*	93,601	8,171

MKS Instruments, Inc.	60,978	11,306

Semtech Corp.*	71,733	4,950

Silicon Laboratories, Inc.*	48,493	6,841

SolarEdge Technologies, Inc.*	56,952	16,370

Synaptics, Inc.*	38,551	5,221

Universal Display Corp.	47,333	11,207

		98,459

Software – 4.0%

ACI Worldwide, Inc.*	129,256	4,918

Blackbaud, Inc.*	53,368	3,793

CDK Global, Inc.	134,420	7,267

Ceridian HCM Holding, Inc.*	144,560	12,182

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.9% continued

Software – 4.0% continued

CommVault Systems, Inc.*	51,794	$3,341

Fair Isaac Corp.*	32,280	15,690

InterDigital, Inc.	34,237	2,172

J2 Global, Inc.*	46,861	5,617

Manhattan Associates, Inc.*	70,427	8,267

Paylocity Holding Corp.*	41,419	7,448

PTC, Inc.*	116,082	15,979

Qualys, Inc.*	37,213	3,899

Sailpoint Technologies Holdings, Inc.*	100,957	5,113

Teradata Corp.*	120,322	4,637

		100,323

Specialty Retail – 3.1%

American Eagle Outfitters, Inc.	165,121	4,828

AutoNation, Inc.*	60,814	5,669

Dick’s Sporting Goods, Inc.	72,559	5,525

Five Below, Inc.*	61,688	11,770

Foot Locker, Inc.	115,019	6,470

Lithia Motors, Inc.,Class A	29,403	11,470

Murphy U.S.A., Inc.	27,967	4,043

RH*	18,019	10,750

Urban Outfitters, Inc.*	76,022	2,827

Williams-Sonoma, Inc.	84,563	15,154

		78,506

Technology Hardware, Storage & Peripherals – 0.4%

NCR Corp.*	143,530	5,447

Xerox Holdings Corp.	183,989	4,465

		9,912

Textiles, Apparel & Luxury Goods – 1.3%

Capri Holdings Ltd.*	166,749	8,504

Carter’s, Inc.*	48,596	4,322

Columbia Sportswear Co.	33,688	3,558

Deckers Outdoor Corp.*	31,103	10,277

Skechers U.S.A., Inc., Class A*	150,983	6,298

		32,959

Thrifts & Mortgage Finance – 0.8%

Essent Group Ltd.	124,530	5,914

MGIC Investment Corp.	373,604	5,174

New York Community Bancorp, Inc.	514,176	6,489

Washington Federal, Inc.	82,379	2,537

		20,114

Trading Companies & Distributors – 0.9%

GATX Corp.	38,670	3,586

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.9% continued

Trading Companies & Distributors – 0.9% continued

MSC Industrial Direct Co., Inc., Class A	51,583	$4,652

Univar Solutions, Inc.*	186,671	4,021

Watsco, Inc.	36,302	9,466

		21,725

Water Utilities – 0.4%

Essential Utilities, Inc.	246,631	11,037

Wireless Telecommunication Services – 0.1%

Telephone and Data Systems, Inc.	110,613	2,540

Total Common Stocks

(Cost $1,537,811)		2,495,310

INVESTMENT COMPANIES – 0.9%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(2) (3)	22,904,189	22,904

Total Investment Companies

(Cost $22,904)		22,904

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.06%, 7/15/21(4) (5)	$5,565	$5,565

Total Short-Term Investments

(Cost $5,564)		5,565

Total Investments – 100.0%
(Cost $1,566,279)		2,523,779

Liabilities less Other Assets – (0.0%)		(52)

NET ASSETS – 100.0%		$2,523,727

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.

(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(3)	7-day current yield as of March 31, 2021 is disclosed.

(4)	Discount rate at the time of purchase.

(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P MidCap 400	114	$29,700	Long	6/21	$(26)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$2,495,310	$ —	$—	$2,495,310

Investment Companies	22,904	—	—	22,904

Short-Term Investments	—	5,565	—	5,565

Total Investments	$2,518,214	$5,565	$—	$2,523,779

OTHER FINANCIAL INSTRUMENTS

Liabilities Futures Contracts	$ (26)	$ —	$—	$ (26)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0%

Aerospace & Defense – 0.8%

AAR Corp.*	18,650	$777

Aerojet Rocketdyne Holdings, Inc.	39,923	1,875

AeroVironment, Inc.*	11,932	1,385

Astronics Corp.*	13,219	238

Cubic Corp.	17,777	1,325

Ducommun, Inc.*	6,131	368

Kaman Corp.	15,593	800

Kratos Defense & Security Solutions, Inc.*	67,155	1,832

Maxar Technologies, Inc.	39,581	1,497

Moog, Inc., Class A	15,928	1,324

National Presto Industries, Inc.	2,918	298

PAE, Inc.*	33,748	304

Park Aerospace Corp.	10,570	140

Parsons Corp.*	12,930	523

Triumph Group, Inc.*	27,958	514

Vectrus, Inc.*	6,685	357

		13,557

Air Freight & Logistics – 0.3%

Air Transport Services Group, Inc.*	33,142	970

Atlas Air Worldwide Holdings, Inc.*	14,410	871

Echo Global Logistics, Inc.*	14,220	447

Forward Air Corp.	14,947	1,327

Hub Group, Inc., Class A*	18,529	1,247

Radiant Logistics, Inc.*	23,522	163

		5,025

Airlines – 0.4%

Allegiant Travel Co.*	7,362	1,797

Hawaiian Holdings, Inc.*	26,145	697

Mesa Air Group, Inc.*	18,993	256

SkyWest, Inc.*	27,647	1,506

Spirit Airlines, Inc.*	54,700	2,018

		6,274

Auto Components – 1.4%

Adient PLC*	52,664	2,328

American Axle & Manufacturing Holdings, Inc.*	61,494	594

Cooper Tire & Rubber Co.	27,744	1,553

Cooper-Standard Holdings, Inc.*	9,566	347

Dana, Inc.	80,296	1,954

Dorman Products, Inc.*	14,698	1,509

Fox Factory Holding Corp.*	23,080	2,932

Gentherm, Inc.*	17,947	1,330

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Auto Components – 1.4% continued

Goodyear Tire & Rubber (The) Co.*	128,450	$2,257

LCI Industries	13,593	1,798

Modine Manufacturing Co.*	27,129	401

Motorcar Parts of America, Inc.*	10,580	238

Patrick Industries, Inc.	12,164	1,034

Standard Motor Products, Inc.	11,402	474

Stoneridge, Inc.*	15,062	479

Tenneco, Inc., Class A*	29,106	312

Visteon Corp.*	15,387	1,876

XPEL, Inc.*	8,895	462

		21,878

Automobiles – 0.1%

Winnebago Industries, Inc.	17,146	1,315

Workhorse Group, Inc.*	53,232	733

		2,048

Banks – 8.4%

1st Constitution Bancorp	5,567	98

1st Source Corp.	9,301	442

ACNB Corp.	4,902	144

Allegiance Bancshares, Inc.	10,775	437

Altabancorp	9,006	379

Amalgamated Financial Corp.	7,236	120

Amerant Bancorp, Inc.*	12,942	240

American National Bankshares, Inc.	5,954	197

Ameris Bancorp	36,672	1,926

Ames National Corp.	5,192	133

Arrow Financial Corp.	7,468	249

Atlantic Capital Bancshares, Inc.*	10,446	252

Atlantic Union Bankshares Corp.	42,736	1,639

Auburn National BanCorp, Inc.	1,340	51

Banc of California, Inc.	23,613	427

BancFirst Corp.	10,531	744

Bancorp (The), Inc.*	28,381	588

BancorpSouth Bank	54,362	1,766

Bank First Corp.	3,586	269

Bank of Commerce Holdings	10,699	136

Bank of Marin Bancorp	7,506	294

Bank of NT Butterfield & Son (The) Ltd.	28,272	1,081

Bank of Princeton (The)	3,356	96

Bank7 Corp.	2,324	41

BankFinancial Corp.	6,870	71

BankUnited, Inc.	51,012	2,242

Bankwell Financial Group, Inc.	3,891	105

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Banks – 8.4% continued

Banner Corp.	19,439	$1,037

Bar Harbor Bankshares	7,450	219

BayCom Corp.*	7,141	129

BCB Bancorp, Inc.	8,380	116

Berkshire Hills Bancorp, Inc.	25,670	573

Boston Private Financial Holdings, Inc.	46,602	621

Brookline Bancorp, Inc.	42,519	638

Bryn Mawr Bank Corp.	10,596	482

Business First Bancshares, Inc.	11,259	269

Byline Bancorp, Inc.	14,189	300

C&F Financial Corp.	1,933	86

Cadence BanCorp	67,962	1,409

California BanCorp*	4,314	77

Cambridge Bancorp	3,439	290

Camden National Corp.	7,692	368

Capital Bancorp, Inc.*	4,642	89

Capital City Bank Group, Inc.	7,511	195

Capstar Financial Holdings, Inc.	9,240	159

Carter Bankshares, Inc.*	13,609	190

Cathay General Bancorp	41,673	1,699

CB Financial Services, Inc.	2,828	63

CBTX, Inc.	9,763	300

Central Pacific Financial Corp.	16,017	427

Central Valley Community Bancorp	6,294	116

Century Bancorp, Inc., Class A	1,672	156

Chemung Financial Corp.	1,888	79

ChoiceOne Financial Services, Inc.	4,527	109

CIT Group, Inc.	54,819	2,824

Citizens & Northern Corp.	7,611	181

Citizens Holding Co.	2,687	53

City Holding Co.	8,698	711

Civista Bancshares, Inc.	7,871	181

CNB Financial Corp.	7,250	178

Coastal Financial Corp.*	5,225	137

Codorus Valley Bancorp, Inc.	5,252	97

Colony Bankcorp, Inc.	4,349	68

Columbia Banking System, Inc.	39,495	1,702

Community Bank System, Inc.	29,341	2,251

Community Bankers Trust Corp.	11,072	98

Community Financial (The) Corp.	2,863	98

Community Trust Bancorp, Inc.	8,798	387

ConnectOne Bancorp, Inc.	21,121	535

County Bancorp, Inc.	2,863	69

CrossFirst Bankshares, Inc.*	27,128	374

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Banks – 8.4% continued

Customers Bancorp, Inc.*	16,353	$520

CVB Financial Corp.	71,200	1,573

Dime Community Bancshares, Inc.	19,481	587

Eagle Bancorp Montana, Inc.	3,581	87

Eagle Bancorp, Inc.	17,108	910

Eastern Bankshares, Inc.	91,247	1,760

Enterprise Bancorp, Inc.	5,082	165

Enterprise Financial Services Corp.	13,728	679

Equity Bancshares, Inc., Class A*	7,948	218

Esquire Financial Holdings, Inc.*	4,192	96

Evans Bancorp, Inc.	2,437	83

Farmers & Merchants Bancorp, Inc.	5,824	146

Farmers National Banc Corp.	13,617	227

FB Financial Corp.	17,839	793

Fidelity D&D Bancorp, Inc.	2,247	138

Financial Institutions, Inc.	9,419	285

First Bancorp	15,195	661

First BanCorp (New York Exchange)	117,650	1,325

First Bancorp (The), Inc.	6,081	177

First Bancshares (The), Inc.	10,679	391

First Bank	9,715	118

First Busey Corp.	27,713	711

First Business Financial Services, Inc.	4,893	121

First Capital, Inc.	1,897	92

First Choice Bancorp	6,356	154

First Commonwealth Financial Corp.	53,287	766

First Community Bankshares, Inc.	10,132	304

First Community Corp.	4,082	81

First Financial Bancorp	52,942	1,271

First Financial Bankshares, Inc.	72,071	3,368

First Financial Corp.	7,113	320

First Foundation, Inc.	21,932	514

First Guaranty Bancshares, Inc.	1,667	30

First Internet Bancorp	5,292	186

First Interstate BancSystem, Inc., Class A	22,163	1,020

First Merchants Corp.	30,361	1,412

First Mid Bancshares, Inc.	8,166	359

First Midwest Bancorp, Inc.	64,092	1,404

First Northwest Bancorp	5,264	87

First of Long Island (The) Corp.	11,680	248

First Savings Financial Group, Inc.	1,061	71

First United Corp.	3,836	68

First Western Financial, Inc.*	3,562	89

Flushing Financial Corp.	17,199	365

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Banks – 8.4% continued

FNCB Bancorp, Inc.	9,749	$73

Franklin Financial Services Corp.	2,456	77

Fulton Financial Corp.	86,904	1,480

FVCBankcorp, Inc.*	6,875	119

German American Bancorp, Inc.	13,431	621

Glacier Bancorp, Inc.	53,441	3,050

Great Southern Bancorp, Inc.	5,773	327

Great Western Bancorp, Inc.	31,107	942

Guaranty Bancshares, Inc.	4,167	153

Hancock Whitney Corp.	47,585	1,999

Hanmi Financial Corp.	16,052	317

HarborOne Bancorp, Inc.	27,007	364

Hawthorn Bancshares, Inc.	3,604	77

HBT Financial, Inc.	6,001	103

Heartland Financial U.S.A., Inc.	19,481	979

Heritage Commerce Corp.	33,373	408

Heritage Financial Corp.	19,188	542

Hilltop Holdings, Inc.	36,156	1,234

Home BancShares, Inc.	85,272	2,307

HomeTrust Bancshares, Inc.	8,956	218

Hope Bancorp, Inc.	65,458	986

Horizon Bancorp, Inc.	24,325	452

Howard Bancorp, Inc.*	6,922	114

Independent Bank Corp.	18,172	1,530

Independent Bank Corp. (Berlin Exchange)	12,217	289

Independent Bank Group, Inc.	20,390	1,473

International Bancshares Corp.	30,179	1,401

Investar Holding Corp.	5,879	121

Investors Bancorp, Inc.	126,721	1,861

Lakeland Bancorp, Inc.	27,804	485

Lakeland Financial Corp.	13,304	920

Landmark Bancorp, Inc.	2,269	60

LCNB Corp.	7,319	128

Level One Bancorp, Inc.	2,851	73

Limestone Bancorp, Inc.*	2,877	46

Live Oak Bancshares, Inc.	16,024	1,097

Macatawa Bank Corp.	15,374	153

Mackinac Financial Corp.	5,394	76

MainStreet Bancshares, Inc.*	4,276	89

Mercantile Bank Corp.	8,968	291

Meridian Corp.	3,074	80

Metrocity Bankshares, Inc.	9,882	152

Metropolitan Bank Holding Corp.*	3,865	195

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Banks – 8.4% continued

Mid Penn Bancorp, Inc.	3,960	$106

Middlefield Banc Corp.	3,420	72

Midland States Bancorp, Inc.	12,501	347

MidWestOne Financial Group, Inc.	8,323	258

MVB Financial Corp.	5,517	186

National Bank Holdings Corp., Class A	16,183	642

National Bankshares, Inc.	3,760	133

NBT Bancorp, Inc.	23,996	957

Nicolet Bankshares, Inc.*	5,006	418

Northeast Bank	4,472	118

Northrim BanCorp, Inc.	3,613	154

Norwood Financial Corp.	3,600	96

Oak Valley Bancorp	3,882	67

OceanFirst Financial Corp.	32,874	787

OFG Bancorp	28,245	639

Ohio Valley Banc Corp.	2,423	59

Old National Bancorp	90,002	1,741

Old Second Bancorp, Inc.	16,090	213

Origin Bancorp, Inc.	12,475	529

Orrstown Financial Services, Inc.	5,999	134

Pacific Premier Bancorp, Inc.	44,232	1,921

Park National Corp.	8,097	1,047

Parke Bancorp, Inc.	5,798	116

Partners Bancorp	5,591	41

PCB Bancorp	7,249	109

Peapack-Gladstone Financial Corp.	9,863	305

Penns Woods Bancorp, Inc.	4,014	97

Peoples Bancorp of North Carolina, Inc.	2,693	64

Peoples Bancorp, Inc.	9,725	323

Peoples Financial Services Corp.	4,104	173

Plumas Bancorp	2,655	78

Preferred Bank	7,630	486

Premier Financial Bancorp, Inc.	7,638	142

Primis Financial Corp.	11,541	168

Professional Holding Corp., Class A*	6,682	123

QCR Holdings, Inc.	8,508	402

RBB Bancorp	9,121	185

Red River Bancshares, Inc.	2,732	153

Reliant Bancorp, Inc.	8,747	251

Renasant Corp.	29,740	1,231

Republic Bancorp, Inc., Class A	5,569	247

Republic First Bancorp, Inc.*	26,578	100

Richmond Mutual BanCorp, Inc.	4,888	66

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Banks – 8.4% continued

S&T Bancorp, Inc.	20,753	$695

Salisbury Bancorp, Inc.	1,453	64

Sandy Spring Bancorp, Inc.	25,488	1,107

SB Financial Group, Inc.	4,065	74

Seacoast Banking Corp. of Florida*	28,993	1,051

Select Bancorp, Inc.*	8,573	95

ServisFirst Bancshares, Inc.	26,871	1,648

Shore Bancshares, Inc.	5,127	87

Sierra Bancorp	7,828	210

Silvergate Capital Corp., Class A*	10,824	1,539

Simmons First National Corp., Class A	59,874	1,776

SmartFinancial, Inc.	8,664	188

South Plains Financial, Inc.	6,571	149

South State Corp.	38,893	3,053

Southern First Bancshares, Inc.*	4,121	193

Southside Bancshares, Inc.	18,198	701

Spirit of Texas Bancshares, Inc.	8,196	183

Stock Yards Bancorp, Inc.	11,354	580

Summit Financial Group, Inc.	6,778	180

Texas Capital Bancshares, Inc.*	28,147	1,996

Tompkins Financial Corp.	8,007	662

Towne Bank	37,407	1,137

TriCo Bancshares	14,241	675

TriState Capital Holdings, Inc.*	14,381	332

Triumph Bancorp, Inc.*	12,499	967

Trustmark Corp.	35,735	1,203

UMB Financial Corp.	24,246	2,239

United Bankshares, Inc.	68,667	2,649

United Community Banks, Inc.	42,747	1,458

United Security Bancshares	8,001	65

Unity Bancorp, Inc.	5,107	112

Univest Financial Corp.	16,203	463

Valley National Bancorp	221,001	3,037

Veritex Holdings, Inc.	26,646	872

Washington Trust Bancorp, Inc.	9,494	490

WesBanco, Inc.	35,595	1,284

West BanCorp, Inc.	8,963	216

Westamerica BanCorp	14,644	919

		135,582

Beverages – 0.3%

Celsius Holdings, Inc.*	20,212	971

Coca-Cola Consolidated, Inc.	2,618	756

MGP Ingredients, Inc.	7,346	435

National Beverage Corp.	13,035	638

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Beverages – 0.3% continued

NewAge, Inc.*	53,669	$153

Primo Water Corp.	85,699	1,393

		4,346

Biotechnology – 9.7%

4D Molecular Therapeutics, Inc.*	4,172	181

89bio, Inc.*	4,962	117

Abeona Therapeutics, Inc.*	33,545	63

ADMA Biologics, Inc.*	34,324	60

Adverum Biotechnologies, Inc.*	50,587	499

Aeglea BioTherapeutics, Inc.*	26,890	213

Affimed N.V.*	62,593	495

Agenus, Inc.*	86,878	236

Akebia Therapeutics, Inc.*	83,765	284

Akero Therapeutics, Inc.*	7,634	221

Akouos, Inc.*	13,262	184

Albireo Pharma, Inc.*	9,885	348

Alector, Inc.*	26,473	533

Aligos Therapeutics, Inc.*	6,011	137

Allakos, Inc.*	14,500	1,664

Allogene Therapeutics, Inc.*	30,390	1,073

Allovir, Inc.*	16,038	375

ALX Oncology Holdings, Inc.*	9,639	711

Amicus Therapeutics, Inc.*	141,573	1,399

AnaptysBio, Inc.*	12,234	264

Anavex Life Sciences Corp.*	31,914	477

Anika Therapeutics, Inc.*	8,030	328

Annexon, Inc.*	14,664	408

Apellis Pharmaceuticals, Inc.*	33,023	1,417

Applied Genetic Technologies Corp.*	22,031	112

Applied Molecular Transport, Inc.*	12,340	543

Applied Therapeutics, Inc.*	9,670	181

Aprea Therapeutics, Inc.*	4,259	22

Aptinyx, Inc.*	14,052	42

Aravive, Inc.*	6,968	46

Arcturus Therapeutics Holdings, Inc.*	11,072	457

Arcus Biosciences, Inc.*	23,704	666

Arcutis Biotherapeutics, Inc.*	13,308	385

Ardelyx, Inc.*	41,811	277

Arena Pharmaceuticals, Inc.*	32,228	2,236

Arrowhead Pharmaceuticals, Inc.*	56,808	3,767

Assembly Biosciences, Inc.*	17,547	81

Atara Biotherapeutics, Inc.*	44,682	642

Athenex, Inc.*	38,926	167

Athersys, Inc.*	99,351	179

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Biotechnology – 9.7% continued

Atreca, Inc., Class A*	15,694	$241

AVEO Pharmaceuticals, Inc.*	11,169	82

Avid Bioservices, Inc.*	32,478	592

Avidity Biosciences, Inc.*	16,693	364

Avrobio, Inc.*	20,577	261

Axcella Health, Inc.*	9,285	44

Aziyo Biologics, Inc., Class A*	2,874	40

Beam Therapeutics, Inc.*	22,151	1,773

Beyondspring, Inc.*	8,932	99

BioAtla, Inc.*	6,395	325

BioCryst Pharmaceuticals, Inc.*	99,502	1,012

Biohaven Pharmaceutical Holding Co. Ltd.*	26,661	1,822

Bioxcel Therapeutics, Inc.*	6,656	287

Black Diamond Therapeutics, Inc.*	10,749	261

Blueprint Medicines Corp.*	30,766	2,991

Bolt Biotherapeutics, Inc.*	6,829	225

BrainStorm Cell Therapeutics, Inc.*	16,709	64

Bridgebio Pharma, Inc.*	52,303	3,222

C4 Therapeutics, Inc.*	6,240	231

Cabaletta Bio, Inc.*	7,362	82

Calithera Biosciences, Inc.*	37,588	91

Calyxt, Inc.*	6,631	40

CareDx, Inc.*	27,782	1,892

CASI Pharmaceuticals, Inc.*	40,152	96

Catabasis Pharmaceuticals, Inc.*	10,313	30

Catalyst Biosciences, Inc.*	13,450	68

Catalyst Pharmaceuticals, Inc.*	54,760	252

CEL-SCI Corp.*	19,843	302

Centogene N.V.*	4,245	51

Checkmate Pharmaceuticals, Inc.*	5,110	62

Checkpoint Therapeutics, Inc.*	24,916	78

ChemoCentryx, Inc.*	27,988	1,434

Chimerix, Inc.*	33,050	319

Chinook Therapeutics, Inc.*	7,412	115

Cidara Therapeutics, Inc.*	19,127	51

Clovis Oncology, Inc.*	46,954	330

Codiak Biosciences, Inc.*	3,349	50

Cohbar, Inc.*	14,035	19

Coherus Biosciences, Inc.*	32,378	473

Concert Pharmaceuticals, Inc.*	16,895	84

Constellation Pharmaceuticals, Inc.*	17,276	404

ContraFect Corp.*	13,438	64

Corbus Pharmaceuticals Holdings, Inc.*	47,470	94

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Biotechnology – 9.7% continued

Cortexyme, Inc.*	8,994	$324

Crinetics Pharmaceuticals, Inc.*	15,470	236

Cue Biopharma, Inc.*	16,852	206

Cullinan Oncology, Inc.*	7,173	299

Cyclerion Therapeutics, Inc.*	11,633	32

Cytokinetics, Inc.*	37,107	863

CytomX Therapeutics, Inc.*	32,970	255

Decibel Therapeutics, Inc.*	3,261	37

Deciphera Pharmaceuticals, Inc.*	21,759	976

Denali Therapeutics, Inc.*	34,946	1,995

DermTech, Inc.*	5,617	285

Dicerna Pharmaceuticals, Inc.*	36,621	936

Dyadic International, Inc.*	11,055	61

Dynavax Technologies Corp.*	58,486	575

Dyne Therapeutics, Inc.*	8,405	131

Eagle Pharmaceuticals, Inc.*	5,619	235

Editas Medicine, Inc.*	36,952	1,552

Eiger BioPharmaceuticals, Inc.*	18,261	162

Emergent BioSolutions, Inc.*	24,988	2,322

Enanta Pharmaceuticals, Inc.*	10,988	542

Enochian Biosciences, Inc.*	9,788	35

Epizyme, Inc.*	49,958	435

Esperion Therapeutics, Inc.*	13,921	390

Evelo Biosciences, Inc.*	13,666	146

Exicure, Inc.*	33,884	74

Fate Therapeutics, Inc.*	42,601	3,512

Fennec Pharmaceuticals, Inc.*	12,401	77

FibroGen, Inc.*	47,558	1,651

Five Prime Therapeutics, Inc.*	18,158	684

Flexion Therapeutics, Inc.*	22,349	200

Foghorn Therapeutics, Inc.*	4,327	57

Forma Therapeutics Holdings, Inc.*	16,549	464

Fortress Biotech, Inc.*	37,140	131

Frequency Therapeutics, Inc.*	14,225	135

G1 Therapeutics, Inc.*	18,824	453

Galectin Therapeutics, Inc.*	23,370	51

Galera Therapeutics, Inc.*	4,994	44

Generation Bio Co.*	22,220	632

Genprex, Inc.*	16,244	70

Geron Corp.*	148,228	234

GlycoMimetics, Inc.*	19,406	58

Gossamer Bio, Inc.*	29,152	270

Gritstone Oncology, Inc.*	16,933	160

Halozyme Therapeutics, Inc.*	73,849	3,079

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Biotechnology – 9.7% continued

Harpoon Therapeutics, Inc.*	7,967	$167

Heron Therapeutics, Inc.*	49,281	799

Homology Medicines, Inc.*	19,417	183

Hookipa Pharma, Inc.*	6,614	89

iBio, Inc.*	109,198	168

Ideaya Biosciences, Inc.*	10,496	247

IGM Biosciences, Inc.*	4,060	311

Immunic, Inc.*	3,402	54

ImmunityBio, Inc.*	17,543	416

ImmunoGen, Inc.*	108,149	876

Immunome, Inc.*	1,321	45

Immunovant, Inc.*	20,967	336

Inhibrx, Inc.*	4,742	95

Inovio Pharmaceuticals, Inc.*	101,937	946

Inozyme Pharma, Inc.*	6,341	126

Insmed, Inc.*	56,089	1,910

Intellia Therapeutics, Inc.*	30,498	2,448

Intercept Pharmaceuticals, Inc.*	15,197	351

Invitae Corp.*	67,321	2,572

Ironwood Pharmaceuticals, Inc.*	89,648	1,002

iTeos Therapeutics, Inc.*	10,762	368

IVERIC bio, Inc.*	44,980	278

Jounce Therapeutics, Inc.*	9,436	97

Kadmon Holdings, Inc.*	95,148	370

KalVista Pharmaceuticals, Inc.*	10,329	265

Karuna Therapeutics, Inc.*	8,739	1,051

Karyopharm Therapeutics, Inc.*	39,206	412

Keros Therapeutics, Inc.*	7,550	465

Kezar Life Sciences, Inc.*	18,717	112

Kindred Biosciences, Inc.*	20,468	102

Kiniksa Pharmaceuticals Ltd., Class A*	14,982	277

Kinnate Biopharma, Inc.*	7,319	228

Kodiak Sciences, Inc.*	18,230	2,067

Kronos Bio, Inc.*	8,563	251

Krystal Biotech, Inc.*	8,351	643

Kura Oncology, Inc.*	35,240	996

Kymera Therapeutics, Inc.*	5,861	228

La Jolla Pharmaceutical Co.*	10,726	45

Lexicon Pharmaceuticals, Inc.*	27,846	163

Ligand Pharmaceuticals, Inc.*	8,145	1,242

LogicBio Therapeutics, Inc.*	10,021	73

MacroGenics, Inc.*	30,572	974

Madrigal Pharmaceuticals, Inc.*	4,879	571

Magenta Therapeutics, Inc.*	12,577	149

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Biotechnology – 9.7% continued

MannKind Corp.*	129,986	$510

Marker Therapeutics, Inc.*	18,088	41

MediciNova, Inc.*	25,432	128

MEI Pharma, Inc.*	58,041	199

MeiraGTx Holdings PLC*	13,991	202

Mersana Therapeutics, Inc.*	29,684	480

Metacrine, Inc.*	4,210	26

Minerva Neurosciences, Inc.*	16,996	50

Mirati Therapeutics, Inc.*	23,783	4,074

Mirum Pharmaceuticals, Inc.*	3,162	63

Molecular Templates, Inc.*	15,567	196

Morphic Holding, Inc.*	7,823	495

Mustang Bio, Inc.*	31,059	103

Myriad Genetics, Inc.*	40,197	1,224

Natera, Inc.*	42,100	4,275

Neoleukin Therapeutics, Inc.*	18,859	232

NeuBase Therapeutics, Inc.*	9,912	73

NeuroBo Pharmaceuticals, Inc.*	2,406	11

NexImmune, Inc.*	2,949	56

NextCure, Inc.*	9,412	94

Nkarta, Inc.*	11,098	365

Novavax, Inc.*	34,279	6,215

Nurix Therapeutics, Inc.*	13,242	412

Nymox Pharmaceutical Corp.*	22,645	50

Olema Pharmaceuticals, Inc.*	6,604	219

Oncocyte Corp.*	38,426	199

Oncorus, Inc.*	3,925	55

OPKO Health, Inc.*	224,505	963

Organogenesis Holdings, Inc.*	13,722	250

Orgenesis, Inc.*	10,338	59

ORIC Pharmaceuticals, Inc.*	12,885	316

Ovid therapeutics, Inc.*	24,514	99

Oyster Point Pharma, Inc.*	3,611	66

Pandion Therapeutics, Inc.*	6,941	417

Passage Bio, Inc.*	16,410	287

PhaseBio Pharmaceuticals, Inc.*	7,351	25

Pieris Pharmaceuticals, Inc.*	26,815	69

PMV Pharmaceuticals, Inc.*	7,943	261

Poseida Therapeutics, Inc.*	17,734	169

Praxis Precision Medicines, Inc.*	6,445	211

Precigen, Inc.*	37,847	261

Precision BioSciences, Inc.*	26,062	270

Prelude Therapeutics, Inc.*	5,346	232

Protagonist Therapeutics, Inc.*	19,516	505

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Biotechnology – 9.7% continued

Protara Therapeutics, Inc.*	2,353	$37

Prothena Corp. PLC*	17,605	442

PTC Therapeutics, Inc.*	34,806	1,648

Puma Biotechnology, Inc.*	17,146	167

Radius Health, Inc.*	25,792	538

RAPT Therapeutics, Inc.*	6,269	139

REGENXBIO, Inc.*	20,933	714

Relay Therapeutics, Inc.*	25,326	876

Replimune Group, Inc.*	13,821	422

REVOLUTION Medicines, Inc.*	23,669	1,086

Rhythm Pharmaceuticals, Inc.*	20,820	443

Rigel Pharmaceuticals, Inc.*	93,267	319

Rocket Pharmaceuticals, Inc.*	20,725	920

Rubius Therapeutics, Inc.*	19,304	512

Sangamo Therapeutics, Inc.*	64,944	814

Savara, Inc.*	26,572	55

Scholar Rock Holding Corp.*	14,280	723

Scopus Biopharma, Inc.*	4,044	34

Selecta Biosciences, Inc.*	38,753	175

Sensei Biotherapeutics, Inc.*	3,492	51

Seres Therapeutics, Inc.*	30,919	637

Shattuck Labs, Inc.*	7,609	222

Sigilon Therapeutics, Inc.*	3,775	84

Silverback Therapeutics, Inc.*	7,019	306

Soleno Therapeutics, Inc.*	31,902	40

Solid Biosciences, Inc.*	14,592	81

Sorrento Therapeutics, Inc.*	141,306	1,169

Spectrum Pharmaceuticals, Inc.*	84,427	275

Spero Therapeutics, Inc.*	12,035	177

SpringWorks Therapeutics, Inc.*	13,494	993

Spruce Biosciences, Inc.*	4,157	69

SQZ Biotechnologies Co.*	2,686	37

Stoke Therapeutics, Inc.*	7,768	302

Sutro Biopharma, Inc.*	17,840	406

Syndax Pharmaceuticals, Inc.*	17,115	383

Syros Pharmaceuticals, Inc.*	28,107	210

Taysha Gene Therapies, Inc.*	5,166	105

TCR2 Therapeutics, Inc.*	15,787	349

TG Therapeutics, Inc.*	67,637	3,260

Translate Bio, Inc.*	38,393	633

Travere Therapeutics, Inc.*	30,348	758

Turning Point Therapeutics, Inc.*	20,702	1,958

Twist Bioscience Corp.*	26,107	3,234

Tyme Technologies, Inc.*	42,626	76

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Biotechnology – 9.7% continued

Ultragenyx Pharmaceutical, Inc.*	35,409	$4,032

UNITY Biotechnology, Inc.*	18,827	113

UroGen Pharma Ltd.*	11,110	216

Vanda Pharmaceuticals, Inc.*	28,553	429

Vaxart, Inc.*	29,312	177

Vaxcyte, Inc.*	15,839	313

VBI Vaccines, Inc.*	98,234	306

Veracyte, Inc.*	36,630	1,969

Verastem, Inc.*	93,528	231

Vericel Corp.*	25,118	1,395

Viking Therapeutics, Inc.*	37,185	235

Vir Biotechnology, Inc.*	29,577	1,516

Vor BioPharma, Inc.*	6,067	261

Voyager Therapeutics, Inc.*	14,955	70

vTv Therapeutics, Inc., Class A*	6,173	17

X4 Pharmaceuticals, Inc.*	9,385	81

XBiotech, Inc.*	8,180	140

Xencor, Inc.*	30,325	1,306

XOMA Corp.*	3,490	142

Y-mAbs Therapeutics, Inc.*	16,482	498

Zentalis Pharmaceuticals, Inc.*	16,023	695

ZIOPHARM Oncology, Inc.*	121,834	439

		156,508

Building Products – 1.7%

AAON, Inc.	22,620	1,584

Advanced Drainage Systems, Inc.	31,394	3,246

Alpha Pro Tech Ltd.*	7,002	68

American Woodmark Corp.*	9,522	939

Apogee Enterprises, Inc.	13,886	568

Builders FirstSource, Inc.*	113,414	5,259

Caesarstone Ltd.	12,876	177

Cornerstone Building Brands, Inc.*	25,794	362

CSW Industrials, Inc.	7,689	1,038

Gibraltar Industries, Inc.*	18,021	1,649

Griffon Corp.	24,903	677

Insteel Industries, Inc.	10,590	326

JELD-WEN Holding, Inc.*	38,170	1,057

Masonite International Corp.*	13,445	1,549

PGT Innovations, Inc.*	31,795	803

Quanex Building Products Corp.	19,030	499

Resideo Technologies, Inc.*	79,813	2,255

Simpson Manufacturing Co., Inc.	24,250	2,515

UFP Industries, Inc.	33,296	2,525

		27,096

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Capital Markets – 1.5%

Artisan Partners Asset Management, Inc., Class A	31,208	$1,628

Assetmark Financial Holdings, Inc.*	9,306	217

Associated Capital Group, Inc., Class A	975	35

B. Riley Financial, Inc.	11,001	620

BGC Partners, Inc., Class A	172,341	832

Blucora, Inc.*	27,980	466

Brightsphere Investment Group, Inc.	34,883	711

Cohen & Steers, Inc.	13,823	903

Cowen, Inc., Class A	14,175	498

Diamond Hill Investment Group, Inc.	1,828	285

Donnelley Financial Solutions, Inc.*	15,793	440

Federated Hermes, Inc.	52,419	1,641

Focus Financial Partners, Inc., Class A*	20,907	870

GAMCO Investors, Inc., Class A	3,259	60

Greenhill & Co., Inc.	8,245	136

Hamilton Lane, Inc., Class A	17,676	1,565

Houlihan Lokey, Inc.	28,714	1,910

Moelis & Co., Class A	29,261	1,606

Oppenheimer Holdings, Inc., Class A	4,706	188

Piper Sandler Cos.	9,522	1,044

PJT Partners, Inc., Class A	13,287	899

Pzena Investment Management, Inc., Class A	9,747	103

Safeguard Scientifics, Inc.*	12,103	83

Sculptor Capital Management, Inc.	10,992	240

Siebert Financial Corp.*	6,930	28

Silvercrest Asset Management Group, Inc., Class A	5,415	78

StepStone Group, Inc., Class A	11,056	390

Stifel Financial Corp.	55,940	3,584

StoneX Group, Inc.*	9,110	596

Value Line, Inc.	669	19

Virtus Investment Partners, Inc.	4,014	945

Waddell & Reed Financial, Inc., Class A	33,625	842

Westwood Holdings Group, Inc.	4,549	66

WisdomTree Investments, Inc.	77,083	482

		24,010

Chemicals – 1.7%

Advanced Emissions Solutions, Inc.*	9,652	53

AdvanSix, Inc.*	15,992	429

AgroFresh Solutions, Inc.*	17,045	34

American Vanguard Corp.	15,171	310

Amyris, Inc.*	60,108	1,148

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Chemicals – 1.7% continued

Avient Corp.	50,779	$2,400

Balchem Corp.	17,911	2,246

Chase Corp.	4,058	472

Ferro Corp.*	45,878	774

FutureFuel Corp.	15,255	222

GCP Applied Technologies, Inc.*	27,316	670

H.B. Fuller Co.	29,081	1,830

Hawkins, Inc.	11,170	374

Ingevity Corp.*	22,915	1,731

Innospec, Inc.	13,837	1,421

Intrepid Potash, Inc.*	5,613	183

Koppers Holdings, Inc.*	11,755	409

Kraton Corp.*	17,689	647

Kronos Worldwide, Inc.	13,011	199

Livent Corp.*	80,899	1,401

Marrone Bio Innovations, Inc.*	37,982	79

Minerals Technologies, Inc.	19,141	1,442

Orion Engineered Carbons S.A.*	33,054	652

PQ Group Holdings, Inc.	20,595	344

Quaker Chemical Corp.	7,364	1,795

Rayonier Advanced Materials, Inc.*	35,328	320

Sensient Technologies Corp.	23,437	1,828

Stepan Co.	11,891	1,512

Trecora Resources*	14,431	112

Tredegar Corp.	13,142	197

Trinseo S.A.	21,097	1,343

Tronox Holdings PLC, Class A	61,344	1,123

		27,700

Commercial Services & Supplies – 1.8%

ABM Industries, Inc.	37,097	1,892

ACCO Brands Corp.	51,053	431

Brady Corp., Class A	25,950	1,387

BrightView Holdings, Inc.*	23,743	401

Brink’s (The) Co.	27,373	2,169

Casella Waste Systems, Inc., Class A*	27,346	1,738

CECO Environmental Corp.*	18,572	147

Cimpress PLC*	10,045	1,006

CompX International, Inc.	879	16

CoreCivic, Inc.	65,174	590

Covanta Holding Corp.	66,951	928

Deluxe Corp.	23,553	988

Ennis, Inc.	13,110	280

Harsco Corp.*	43,972	754

Healthcare Services Group, Inc.	40,913	1,147

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Commercial Services & Supplies – 1.8% continued

Heritage-Crystal Clean, Inc.*	8,564	$232

Herman Miller, Inc.	32,403	1,333

HNI Corp.	23,958	948

Interface, Inc.	32,991	412

KAR Auction Services, Inc.*	70,630	1,059

Kimball International, Inc., Class B	18,585	260

Knoll, Inc.	29,097	480

Matthews International Corp., Class A	16,952	671

Montrose Environmental Group, Inc.*	11,929	599

NL Industries, Inc.	6,041	45

Pitney Bowes, Inc.	96,787	798

Quad/Graphics, Inc.*	17,100	60

SP Plus Corp.*	13,406	440

Steelcase, Inc., Class A	48,245	694

Team, Inc.*	18,334	211

Tetra Tech, Inc.	30,084	4,083

U.S. Ecology, Inc.*	17,500	729

UniFirst Corp.	8,373	1,873

Viad Corp.*	10,867	454

Vidler Water Resouces, Inc.*	11,464	102

VSE Corp.	5,572	220

		29,577

Communications Equipment – 0.7%

ADTRAN, Inc.	25,347	423

Applied Optoelectronics, Inc.*	12,619	106

CalAmp Corp.*	19,202	208

Calix, Inc.*	28,859	1,000

Cambium Networks Corp.*	4,572	214

Casa Systems, Inc.*	18,152	173

Clearfield, Inc.*	6,234	188

Comtech Telecommunications Corp.	12,915	321

Digi International, Inc.*	15,432	293

DZS, Inc.*	6,846	106

Extreme Networks, Inc.*	65,258	571

Genasys, Inc.*	18,826	126

Harmonic, Inc.*	54,272	425

Infinera Corp.*	89,584	863

Inseego Corp.*	40,275	403

KVH Industries, Inc.*	8,845	112

NETGEAR, Inc.*	16,200	666

NetScout Systems, Inc.*	38,556	1,086

PCTEL, Inc.*	10,118	70

Plantronics, Inc.*	19,281	750

Resonant, Inc.*	28,098	119

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Communications Equipment – 0.7% continued

Ribbon Communications, Inc.*	38,928	$320

Viavi Solutions, Inc.*	126,398	1,984

		10,527

Construction & Engineering – 1.5%

Aegion Corp.*	16,035	461

Ameresco, Inc., Class A*	13,909	676

API Group Corp.(1) *	77,136	1,595

Arcosa, Inc.	26,650	1,735

Argan, Inc.	8,484	453

Comfort Systems U.S.A., Inc.	19,749	1,477

Concrete Pumping Holdings, Inc.*	14,460	107

Construction Partners, Inc., Class A*	15,250	456

Dycom Industries, Inc.*	16,956	1,574

EMCOR Group, Inc.	30,305	3,399

Fluor Corp.*	78,025	1,802

Granite Construction, Inc.	26,295	1,058

Great Lakes Dredge & Dock Corp.*	36,350	530

HC2 Holdings, Inc.*	25,020	99

IES Holdings, Inc.*	3,974	200

MasTec, Inc.*	31,573	2,958

Matrix Service Co.*	14,469	190

MYR Group, Inc.*	9,125	654

Northwest Pipe Co.*	5,621	188

NV5 Global, Inc.*	6,245	603

Primoris Services Corp.	26,995	894

Sterling Construction Co., Inc.*	16,210	376

Tutor Perini Corp.*	21,565	409

WillScot Mobile Mini Holdings Corp.*	96,304	2,672

		24,566

Construction Materials – 0.2%

Forterra, Inc.*	16,461	383

Summit Materials, Inc., Class A*	63,331	1,774

U.S. Concrete, Inc.*	9,216	676

United States Lime & Minerals, Inc.	1,164	155

		2,988

Consumer Finance – 0.7%

Atlanticus Holdings Corp.*	2,898	88

Curo Group Holdings Corp.	10,435	152

Encore Capital Group, Inc.*	17,119	689

Enova International, Inc.*	18,907	671

EZCORP, Inc., Class A*	29,398	146

FirstCash, Inc.	22,467	1,475

Green Dot Corp., Class A*	29,009	1,328

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Consumer Finance – 0.7% continued

LendingClub Corp.*	39,199	$648

Navient Corp.	101,178	1,448

Nelnet, Inc., Class A	9,429	686

Oportun Financial Corp.*	11,094	230

PRA Group, Inc.*	25,300	938

PROG Holdings, Inc.	37,200	1,610

Regional Management Corp.	4,690	163

World Acceptance Corp.*	2,439	316

		10,588

Containers & Packaging – 0.2%

Greif, Inc., Class A	14,282	814

Greif, Inc., Class B	3,577	205

Myers Industries, Inc.	19,797	391

O-I Glass, Inc.*	88,436	1,303

Pactiv Evergreen, Inc.	22,870	314

Ranpak Holdings Corp.*	16,579	333

UFP Technologies, Inc.*	3,988	199

		3,559

Distributors – 0.1%

Core-Mark Holding Co., Inc.	24,987	967

Funko, Inc., Class A*	14,254	280

Greenlane Holdings, Inc., Class A*	5,688	30

Weyco Group, Inc.	3,460	75

		1,352

Diversified Consumer Services – 0.5%

Adtalem Global Education, Inc.*	27,666	1,094

American Public Education, Inc.*	8,482	302

Aspen Group, Inc.*	12,891	77

Carriage Services, Inc.	8,877	312

Houghton Mifflin Harcourt Co.*	56,718	432

Laureate Education, Inc., Class A*	60,509	822

OneSpaWorld Holdings Ltd.*	26,736	285

Perdoceo Education Corp.*	36,524	437

Regis Corp.*	13,144	165

Strategic Education, Inc.	13,163	1,210

Stride, Inc.*	23,269	701

Universal Technical Institute, Inc.*	16,514	97

Vivint Smart Home, Inc.*	44,847	642

WW International, Inc.*	26,520	830

		7,406

Diversified Financial Services – 0.2%

Alerus Financial Corp.	8,559	255

A-Mark Precious Metals, Inc.	2,820	102

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Diversified Financial Services – 0.2% continued

Banco Latinoamericano de Comercio

Exterior S.A., Class E	18,193	$275

Cannae Holdings, Inc.*	47,592	1,886

GWG Holdings, Inc.*	1,314	9

Marlin Business Services Corp.	4,756	65

SWK Holdings Corp.*	2,015	29

		2,621

Diversified Telecommunication Services – 0.7%

Alaska Communications Systems Group, Inc.	30,247	98

Anterix, Inc.*	6,356	300

ATN International, Inc.	6,406	315

Bandwidth, Inc., Class A*	10,526	1,334

Cincinnati Bell, Inc.*	29,349	450

Cogent Communications Holdings, Inc.	23,350	1,606

Consolidated Communications

Holdings, Inc.*	37,208	268

IDT Corp., Class B*	11,138	252

Iridium Communications, Inc.*	66,482	2,742

Liberty Latin America Ltd., Class A*	24,127	310

Liberty Latin America Ltd., Class C*	86,557	1,123

Ooma, Inc.*	11,780	187

ORBCOMM, Inc.*	41,774	319

Vonage Holdings Corp.*	128,836	1,523

		10,827

Electric Utilities – 0.6%

ALLETE, Inc.	28,923	1,943

Genie Energy Ltd., Class B	8,034	51

MGE Energy, Inc.	20,061	1,432

Otter Tail Corp.	22,646	1,046

PNM Resources, Inc.	47,527	2,331

Portland General Electric Co.	50,260	2,386

Spark Energy, Inc., Class A	6,444	69

		9,258

Electrical Equipment – 1.6%

Allied Motion Technologies, Inc.	4,282	220

American Superconductor Corp.*	15,485	294

Atkore, Inc.*	25,988	1,868

AZZ, Inc.	13,598	685

Bloom Energy Corp., Class A*	50,179	1,357

Encore Wire Corp.	11,412	766

EnerSys	23,479	2,132

FuelCell Energy, Inc.*	174,780	2,519

LSI Industries, Inc.	14,670	125

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Electrical Equipment – 1.6% continued

Orion Energy Systems, Inc.*	15,247	$106

Plug Power, Inc.*	229,187	8,214

Powell Industries, Inc.	4,943	167

Preformed Line Products Co.	1,684	116

Sunrun, Inc.*	88,295	5,340

Thermon Group Holdings, Inc.*	18,593	362

TPI Composites, Inc.*	17,329	978

Ultralife Corp.*	5,150	43

Vicor Corp.*	10,865	924

		26,216

Electronic Equipment, Instruments & Components – 2.1%

908 Devices, Inc.*	3,673	178

Akoustis Technologies, Inc.*	21,001	280

Arlo Technologies, Inc.*	43,408	273

Badger Meter, Inc.	16,077	1,496

Bel Fuse, Inc., Class B	5,685	113

Belden, Inc.	24,872	1,104

Benchmark Electronics, Inc.	21,004	649

CTS Corp.	17,664	549

Daktronics, Inc.*	22,337	140

ePlus, Inc.*	7,414	739

Fabrinet*	20,312	1,836

FARO Technologies, Inc.*	9,874	855

II-VI, Inc.*	57,054	3,901

Insight Enterprises, Inc.*	19,168	1,829

Intellicheck, Inc.*	11,384	95

Iteris, Inc.*	23,018	142

Itron, Inc.*	24,391	2,162

Kimball Electronics, Inc.*	13,985	361

Knowles Corp.*	49,661	1,039

Luna Innovations, Inc.*	16,525	174

Methode Electronics, Inc.	20,470	859

MTS Systems Corp.*	10,887	634

Napco Security Technologies, Inc.*	8,082	281

nLight, Inc.*	20,319	658

Novanta, Inc.*	18,936	2,497

OSI Systems, Inc.*	9,451	908

PAR Technology Corp.*	10,496	687

PC Connection, Inc.	6,368	295

Plexus Corp.*	15,622	1,435

Powerfleet, Inc.*	15,555	128

Research Frontiers, Inc.*	15,206	43

Rogers Corp.*	10,343	1,947

Sanmina Corp.*	35,591	1,473

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Electronic Equipment, Instruments & Components – 2.1% continued

ScanSource, Inc.*	13,807	$414

TTM Technologies, Inc.*	55,512	805

Vishay Intertechnology, Inc.	73,039	1,759

Vishay Precision Group, Inc.*	7,016	216

Wrap Technologies, Inc.*	6,473	36

		32,990

Energy Equipment & Services – 0.7%

Archrock, Inc.	72,721	690

Aspen Aerogels, Inc.*	11,652	237

Bristow Group, Inc.*	3,911	101

Cactus, Inc., Class A	26,774	820

ChampionX Corp.*	103,227	2,243

DMC Global, Inc.*	8,242	447

Dril-Quip, Inc.*	19,530	649

Exterran Corp.*	15,908	54

Frank’s International N.V.*	88,047	313

Helix Energy Solutions Group, Inc.*	77,058	389

Liberty Oilfield Services, Inc., Class A*	45,474	513

Nabors Industries Ltd.*	3,811	356

National Energy Services Reunited Corp.*	11,905	147

Newpark Resources, Inc.*	51,679	162

NexTier Oilfield Solutions, Inc.*	84,580	315

Oceaneering International, Inc.*	55,793	637

Oil States International, Inc.*	35,122	212

Patterson-UTI Energy, Inc.	102,697	732

ProPetro Holding Corp.*	43,297	462

RPC, Inc.*	33,757	182

Select Energy Services, Inc., Class A*	34,807	173

Solaris Oilfield Infrastructure, Inc., Class A	16,064	197

Tidewater, Inc.*	22,617	283

Transocean Ltd.*	320,702	1,139

U.S. Silica Holdings, Inc.*	40,408	497

		11,950

Entertainment – 0.4%

AMC Entertainment Holdings, Inc., Class A*	211,030	2,155

Cinemark Holdings, Inc.*	58,810	1,200

Eros STX Global Corp.*	88,082	159

Gaia, Inc.*	7,560	90

Glu Mobile, Inc.*	81,680	1,019

IMAX Corp.*	26,388	530

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Entertainment – 0.4% continued

Liberty Media Corp.-Liberty Braves, Class A*	5,887	$168

Liberty Media Corp.-Liberty Braves, Class C*	20,343	566

LiveXLive Media, Inc.*	27,133	118

Marcus (The) Corp.*	12,892	258

		6,263

Equity Real Estate Investment Trusts – 5.0%

Acadia Realty Trust	46,853	889

Agree Realty Corp.	34,932	2,351

Alexander & Baldwin, Inc.	40,435	679

Alexander’s, Inc.	1,113	309

Alpine Income Property Trust, Inc.	3,865	67

American Assets Trust, Inc.	28,359	920

American Finance Trust, Inc.	58,583	575

Armada Hoffler Properties, Inc.	32,678	410

Bluerock Residential Growth REIT, Inc.	13,686	138

Broadstone Net Lease, Inc.	20,181	369

BRT Apartments Corp.	5,693	96

CareTrust REIT, Inc.	52,259	1,217

CatchMark Timber Trust, Inc., Class A	28,231	287

Centerspace	6,888	468

Chatham Lodging Trust*	25,322	333

CIM Commercial Trust Corp.	5,844	75

City Office REIT, Inc.	22,993	244

Clipper Realty, Inc.	8,496	67

Colony Capital, Inc.*	265,586	1,721

Columbia Property Trust, Inc.	64,270	1,099

Community Healthcare Trust, Inc.	12,271	566

CorEnergy Infrastructure Trust, Inc.	7,668	54

CorePoint Lodging, Inc.*	23,382	211

CTO Realty Growth, Inc.	3,166	165

DiamondRock Hospitality Co.*	109,173	1,125

Diversified Healthcare Trust	132,137	632

Easterly Government Properties, Inc.	44,539	923

EastGroup Properties, Inc.	21,931	3,142

Essential Properties Realty Trust, Inc.	58,428	1,334

Farmland Partners, Inc.	12,857	144

Four Corners Property Trust, Inc.	40,326	1,105

Franklin Street Properties Corp.	59,149	322

GEO Group (The), Inc.	63,631	494

Getty Realty Corp.	19,886	563

Gladstone Commercial Corp.	19,268	377

Gladstone Land Corp.	12,604	231

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Equity Real Estate Investment Trusts – 5.0% continued

Global Medical REIT, Inc.	24,693	$324

Global Net Lease, Inc.	49,812	900

Healthcare Realty Trust, Inc.	78,152	2,370

Hersha Hospitality Trust*	17,768	187

Independence Realty Trust, Inc.	56,197	854

Indus Realty Trust, Inc.	1,866	112

Industrial Logistics Properties Trust	36,167	837

Innovative Industrial Properties, Inc.	13,082	2,357

iStar, Inc.	40,272	716

Kite Realty Group Trust	46,790	903

Lexington Realty Trust	151,440	1,683

LTC Properties, Inc.	21,774	908

Macerich (The) Co.	81,885	958

Mack-Cali Realty Corp.	47,790	740

Monmouth Real Estate Investment Corp.	53,203	941

National Health Investors, Inc.	24,337	1,759

National Storage Affiliates Trust	35,347	1,411

NETSTREIT Corp.	11,545	213

New Senior Investment Group, Inc.	46,735	291

NexPoint Residential Trust, Inc.	11,921	549

Office Properties Income Trust	26,739	736

One Liberty Properties, Inc.	9,519	212

Pebblebrook Hotel Trust	72,028	1,750

Physicians Realty Trust	115,750	2,045

Piedmont Office Realty Trust, Inc., Class A	68,122	1,183

Plymouth Industrial REIT, Inc.	13,945	235

PotlatchDeltic Corp.	36,347	1,924

Preferred Apartment Communities, Inc., Class A	24,184	238

PS Business Parks, Inc.	11,178	1,728

QTS Realty Trust, Inc., Class A	35,690	2,214

Retail Opportunity Investments Corp.	64,624	1,026

Retail Properties of America, Inc., Class A	117,563	1,232

Retail Value, Inc.	7,820	146

RLJ Lodging Trust	90,456	1,400

RPT Realty	46,654	532

Ryman Hospitality Properties, Inc.*	28,094	2,178

Sabra Health Care REIT, Inc.	113,609	1,972

Safehold, Inc.	10,193	715

Saul Centers, Inc.	6,657	267

Seritage Growth Properties, Class A*	19,366	355

Service Properties Trust	89,804	1,065

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Equity Real Estate Investment Trusts – 5.0% continued

SITE Centers Corp.	86,449	$1,172

STAG Industrial, Inc.	89,547	3,010

Summit Hotel Properties, Inc.*	59,046	600

Sunstone Hotel Investors, Inc.*	118,526	1,477

Tanger Factory Outlet Centers, Inc.	51,150	774

Terreno Realty Corp.	37,777	2,182

UMH Properties, Inc.	21,734	417

Uniti Group, Inc.	109,395	1,207

Universal Health Realty Income Trust	6,950	471

Urban Edge Properties	65,512	1,082

Urstadt Biddle Properties, Inc., Class A	16,472	274

Washington Real Estate Investment Trust	46,492	1,028

Whitestone REIT	23,255	226

Xenia Hotels & Resorts, Inc.*	63,940	1,247

		81,035

Food & Staples Retailing – 0.8%

Andersons (The), Inc.	16,551	453

BJ’s Wholesale Club Holdings, Inc.*	76,226	3,420

Chefs’ Warehouse (The), Inc.*	16,323	497

HF Foods Group, Inc.*	20,279	146

Ingles Markets, Inc., Class A	7,693	474

Natural Grocers by Vitamin Cottage, Inc.	5,729	101

Performance Food Group Co.*	72,803	4,194

PriceSmart, Inc.	12,859	1,244

Rite Aid Corp.*	29,893	612

SpartanNash Co.	20,886	410

United Natural Foods, Inc.*	31,174	1,027

Village Super Market, Inc., Class A	4,614	109

Weis Markets, Inc.	5,699	322

		13,009

Food Products – 1.4%

Alico, Inc.	2,916	87

B&G Foods, Inc.	36,061	1,120

Bridgford Foods Corp.*	1,032	16

Calavo Growers, Inc.	9,232	717

Cal-Maine Foods, Inc.*	20,009	769

Darling Ingredients, Inc.*	89,632	6,595

Farmer Bros. Co.*	9,438	99

Fresh Del Monte Produce, Inc.	17,891	512

Freshpet, Inc.*	22,661	3,599

Hostess Brands, Inc.*	71,359	1,023

J&J Snack Foods Corp.	8,470	1,330

John B. Sanfilippo & Son, Inc.	4,874	440

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Food Products – 1.4% continued

Laird Superfood, Inc.*	1,890	$71

Lancaster Colony Corp.	10,509	1,843

Landec Corp.*	14,756	156

Limoneira Co.	9,550	167

Mission Produce, Inc.*	3,887	74

Sanderson Farms, Inc.	11,159	1,738

Seneca Foods Corp., Class A*	3,765	177

Simply Good Foods (The) Co.*	47,033	1,431

Tootsie Roll Industries, Inc.	9,749	323

Vital Farms, Inc.*	12,903	282

		22,569

Gas Utilities – 0.8%

Brookfield Infrastructure Corp., Class A	17,639	1,347

Chesapeake Utilities Corp.	9,465	1,099

New Jersey Resources Corp.	52,978	2,112

Northwest Natural Holding Co.	17,036	919

ONE Gas, Inc.	29,195	2,245

RGC Resources, Inc.	4,263	95

South Jersey Industries, Inc.	57,009	1,287

Southwest Gas Holdings, Inc.	31,750	2,182

Spire, Inc.	27,931	2,064

		13,350

Health Care Equipment & Supplies – 3.3%

Accelerate Diagnostics, Inc.*	17,398	145

Accuray, Inc.*	49,581	245

Acutus Medical, Inc.*	7,656	102

Alphatec Holdings, Inc.*	29,601	467

AngioDynamics, Inc.*	19,685	461

Antares Pharma, Inc.*	90,689	373

Apyx Medical Corp.*	19,268	186

Aspira Women’s Health, Inc.*	48,939	330

AtriCure, Inc.*	24,053	1,576

Atrion Corp.	755	484

Avanos Medical, Inc.*	26,040	1,139

Axogen, Inc.*	19,965	405

Axonics Modulation Technologies, Inc.*	16,972	1,017

Bellerophon Therapeutics, Inc.*	1,979	10

Beyond Air, Inc.*	7,435	41

BioLife Solutions, Inc.*	8,217	296

BioSig Technologies, Inc.*	15,203	66

Bioventus, Inc., Class A*	3,635	56

Cantel Medical Corp.*	20,955	1,673

Cardiovascular Systems, Inc.*	21,539	826

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Health Care Equipment & Supplies – 3.3% continued

Cerus Corp.*	91,026	$547

Chembio Diagnostics, Inc.*	11,210	39

Co-Diagnostics, Inc.*	14,817	141

CONMED Corp.	15,044	1,965

CryoLife, Inc.*	21,425	484

CryoPort, Inc.*	22,075	1,148

Cutera, Inc.*	9,602	289

CytoSorbents Corp.*	20,273	176

Eargo, Inc.*	4,625	231

Electromed, Inc.*	3,991	42

FONAR Corp.*	3,602	65

GenMark Diagnostics, Inc.*	38,841	928

Glaukos Corp.*	23,686	1,988

Heska Corp.*	3,875	653

Inari Medical, Inc.*	9,218	986

Inogen, Inc.*	10,218	537

Integer Holdings Corp.*	18,034	1,661

Intersect ENT,Inc.*	18,548	387

IntriCon Corp.*	5,218	134

Invacare Corp.	18,995	152

iRadimed Corp.*	3,303	85

iRhythm Technologies, Inc.*	16,038	2,227

Lantheus Holdings, Inc.*	36,269	775

LeMaitre Vascular, Inc.	9,021	440

LENSAR, Inc.*	4,923	36

LivaNova PLC*	27,111	1,999

Lucira Health, Inc.*	5,068	61

Meridian Bioscience, Inc.*	22,978	603

Merit Medical Systems, Inc.*	29,940	1,793

Mesa Laboratories, Inc.	2,649	645

Milestone Scientific, Inc.*	29,427	105

Misonix, Inc.*	5,955	117

Natus Medical, Inc.*	19,148	490

Nemaura Medical, Inc.*	3,823	29

Neogen Corp.*	29,345	2,609

Nevro Corp.*	18,844	2,629

NuVasive, Inc.*	28,444	1,865

OraSure Technologies, Inc.*	41,238	481

Ortho Clinical Diagnostics Holdings PLC*	48,971	945

Orthofix Medical, Inc.*	10,638	461

OrthoPediatrics Corp.*	7,609	371

Outset Medical, Inc.*	5,819	317

PAVmed, Inc.*	34,726	154

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Health Care Equipment & Supplies – 3.3% continued

Pulmonx Corp.*	6,324	$289

Pulse Biosciences, Inc.*	8,058	191

Quotient Ltd.*	42,228	155

Repro-Med Systems, Inc.*	16,200	57

Retractable Technologies, Inc.*	7,646	98

Rockwell Medical, Inc.*	41,337	48

SeaSpine Holdings Corp.*	14,938	260

Shockwave Medical, Inc.*	15,721	2,048

SI-BONE, Inc.*	16,695	531

Sientra, Inc.*	26,345	192

Silk Road Medical, Inc.*	15,618	791

Soliton, Inc.*	4,794	84

STAAR Surgical Co.*	25,471	2,685

Stereotaxis, Inc.*	25,258	170

Surgalign Holdings, Inc.*	50,794	111

Surmodics, Inc.*	7,188	403

Tactile Systems Technology, Inc.*	10,632	579

Talis Biomedical Corp.*	6,568	84

Tela Bio, Inc.*	4,071	61

TransMedics Group, Inc.*	13,887	576

Utah Medical Products, Inc.	1,972	171

Vapotherm, Inc.*	10,038	241

Varex Imaging Corp.*	21,445	439

Venus Concept, Inc.*	10,332	24

ViewRay, Inc.*	65,505	285

VolitionRX Ltd.*	13,315	50

Zynex, Inc.*	10,812	165

		52,476

Health Care Providers & Services – 2.6%

1Life Healthcare, Inc.*	43,510	1,700

Accolade, Inc.*	17,695	803

AdaptHealth Corp.*	41,871	1,539

Addus HomeCare Corp.*	8,115	849

AMN Healthcare Services, Inc.*	25,851	1,905

Apollo Medical Holdings, Inc.*	11,462	311

Apria, Inc.*	3,923	110

Avalon GloboCare Corp.*	15,021	16

Biodesix, Inc.*	1,829	37

Brookdale Senior Living, Inc.*	100,901	610

Castle Biosciences, Inc.*	8,005	548

Community Health Systems, Inc.*	47,189	638

CorVel Corp.*	4,899	503

Covetrus, Inc.*	64,473	1,932

Cross Country Healthcare, Inc.*	18,374	230

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Health Care Providers & Services – 2.6% continued

Ensign Group (The), Inc.	28,757	$2,699

Enzo Biochem, Inc.*	24,956	86

Exagen, Inc.*	3,087	54

Five Star Senior Living, Inc.*	10,742	66

Fulgent Genetics, Inc.*	7,743	748

Hanger, Inc.*	20,463	467

HealthEquity, Inc.*	44,583	3,032

InfuSystem Holdings, Inc.*	8,293	169

Joint (The) Corp.*	7,653	370

LHC Group, Inc.*	16,908	3,233

Magellan Health, Inc.*	13,370	1,247

MEDNAX, Inc.*	41,867	1,066

ModivCare, Inc.*	6,814	1,009

National HealthCare Corp.	6,691	521

National Research Corp.*	7,735	362

Ontrak, Inc.*	4,612	150

Option Care Health, Inc.*	47,363	840

Owens & Minor, Inc.	40,555	1,524

Patterson Cos., Inc.	46,743	1,493

Pennant Group (The), Inc.*	14,369	658

PetIQ, Inc.*	12,208	430

Progenity, Inc.*	10,146	48

Progyny, Inc.*	14,689	654

R1 RCM, Inc.*	60,431	1,491

RadNet, Inc.*	24,075	524

Select Medical Holdings Corp.*	60,179	2,052

Sharps Compliance Corp.*	8,207	118

Surgery Partners, Inc.*	14,380	636

Tenet Healthcare Corp.*	58,130	3,023

Tivity Health, Inc.*	24,238	541

Triple-S Management Corp., Class B*	13,043	340

U.S. Physical Therapy, Inc.	7,114	741

Viemed Healthcare, Inc.*	19,649	199

		42,322

Health Care Technology – 1.1%

Allscripts Healthcare Solutions, Inc.*	86,186	1,294

Computer Programs and Systems, Inc.	7,267	222

Evolent Health, Inc., Class A*	42,458	858

Health Catalyst, Inc.*	18,920	885

HealthStream, Inc.*	14,736	329

HMS Holdings Corp.*	48,689	1,800

iCAD, Inc.*	11,501	244

Inovalon Holdings, Inc., Class A*	41,349	1,190

Inspire Medical Systems, Inc.*	14,570	3,016

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Health Care Technology – 1.1% continued

NantHealth, Inc.*	15,483	$50

NextGen Healthcare, Inc.*	30,855	559

Omnicell, Inc.*	23,736	3,083

OptimizeRx Corp.*	9,371	457

Phreesia, Inc.*	18,761	977

Schrodinger, Inc.*	16,535	1,261

Simulations Plus, Inc.	8,397	531

Tabula Rasa HealthCare, Inc.*	12,014	553

Vocera Communications, Inc.*	17,461	672

		17,981

Hotels, Restaurants & Leisure – 3.9%

Accel Entertainment, Inc.*	28,620	313

Bally’s Corp.*	10,100	656

Biglari Holdings, Inc., Class A*	49	33

Biglari Holdings, Inc., Class B*	486	65

BJ’s Restaurants, Inc.*	12,136	705

Bloomin’ Brands, Inc.*	49,249	1,332

Bluegreen Vacations Corp.	2,533	27

Bluegreen Vacations Holding Corp.*	7,483	139

Boyd Gaming Corp.*	44,999	2,653

Brinker International, Inc.*	25,357	1,802

Caesars Entertainment, Inc.*	100,129	8,756

Carrols Restaurant Group, Inc.*	20,287	121

Century Casinos, Inc.*	14,726	151

Cheesecake Factory (The), Inc.*	23,704	1,387

Churchill Downs, Inc.	21,059	4,789

Chuy’s Holdings, Inc.*	11,464	508

Cracker Barrel Old Country Store, Inc.	13,127	2,269

Dave & Buster’s Entertainment, Inc.*	24,855	1,191

Del Taco Restaurants, Inc.	16,983	163

Denny’s Corp.*	34,424	623

Dine Brands Global, Inc.*	8,464	762

El Pollo Loco Holdings, Inc.*	10,118	163

Everi Holdings, Inc.*	45,854	647

Fiesta Restaurant Group, Inc.*	10,253	129

GAN Ltd.*	17,710	322

Golden Entertainment, Inc.*	9,614	243

Hilton Grand Vacations, Inc.*	46,888	1,758

International Game Technology PLC*	55,979	898

Jack in the Box, Inc.	12,801	1,405

Kura Sushi U.S.A., Inc., Class A*	1,478	47

Lindblad Expeditions Holdings, Inc.*	14,703	278

Marriott Vacations Worldwide Corp.*	22,552	3,928

Monarch Casino & Resort, Inc.*	7,214	437

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Hotels, Restaurants & Leisure – 3.9% continued

Nathan’s Famous, Inc.	1,596	$101

NEOGAMES S.A.*	3,100	111

Noodles & Co.*	17,837	185

Papa John’s International, Inc.	18,010	1,596

Penn National Gaming, Inc.*	86,642	9,084

PlayAGS, Inc.*	15,726	127

RCI Hospitality Holdings, Inc.	4,998	318

Red Robin Gourmet Burgers, Inc.*	8,315	332

Red Rock Resorts, Inc., Class A*	37,181	1,212

Ruth’s Hospitality Group, Inc.*	18,924	470

Scientific Games Corp.*	31,481	1,213

SeaWorld Entertainment, Inc.*	27,834	1,382

Shake Shack, Inc., Class A*	19,489	2,198

Target Hospitality Corp.*	17,409	44

Texas Roadhouse, Inc.*	36,543	3,506

Wingstop, Inc.	16,385	2,084

		62,663

Household Durables – 2.1%

Beazer Homes U.S.A., Inc.*	15,245	319

Casper Sleep, Inc.*	15,307	111

Cavco Industries, Inc.*	5,173	1,167

Century Communities, Inc.*	16,443	992

Ethan Allen Interiors, Inc.	11,790	326

GoPro, Inc., Class A*	67,333	784

Green Brick Partners, Inc.*	17,079	387

Hamilton Beach Brands Holding Co., Class A	4,214	76

Helen of Troy Ltd.*	13,576	2,860

Hooker Furniture Corp.	6,656	243

Installed Building Products, Inc.	12,582	1,395

iRobot Corp.*	15,295	1,869

KB Home	49,094	2,284

La-Z-Boy, Inc.	24,234	1,030

Legacy Housing Corp.*	4,741	84

LGI Homes, Inc.*	12,328	1,841

Lifetime Brands, Inc.	6,357	93

Lovesac (The) Co.*	5,687	322

M/I Homes, Inc.*	15,667	926

MDC Holdings, Inc.	31,656	1,880

Meritage Homes Corp.*	20,617	1,895

Purple Innovation, Inc.*	17,896	566

Skyline Champion Corp.*	28,753	1,301

Sonos, Inc.*	67,052	2,513

Taylor Morrison Home Corp.*	69,935	2,155

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Household Durables – 2.1% continued

TopBuild Corp.*	18,392	$3,852

Tri Pointe Group, Inc.*	69,015	1,405

Tupperware Brands Corp.*	27,497	726

Turtle Beach Corp.*	7,690	205

Universal Electronics, Inc.*	7,481	411

VOXX International Corp.*	11,403	217

		34,235

Household Products – 0.2%

Central Garden & Pet Co.*	5,601	325

Central Garden & Pet Co., Class A*	22,131	1,148

Oil-Dri Corp. of America	3,033	105

WD-40 Co.	7,581	2,321

		3,899

Independent Power & Renewable Electricity Producers – 0.5%

Atlantic Power Corp.*	51,618	149

Brookfield Renewable Corp., Class A	71,699	3,355

Clearway Energy, Inc., Class A	19,435	515

Clearway Energy, Inc., Class C	45,401	1,278

Ormat Technologies, Inc.	24,317	1,910

Sunnova Energy International, Inc.*	31,112	1,270

		8,477

Industrial Conglomerates – 0.1%

Raven Industries, Inc.	19,533	749

Insurance – 1.9%

Ambac Financial Group, Inc.*	25,867	433

American Equity Investment Life Holding Co.	50,054	1,578

AMERISAFE, Inc.	10,666	683

Argo Group International Holdings Ltd.	17,995	906

BRP Group, Inc., Class A*	23,184	632

Citizens, Inc.*	28,167	163

CNO Financial Group, Inc.	74,434	1,808

Crawford & Co., Class A	8,545	91

Donegal Group, Inc., Class A	6,033	90

eHealth, Inc.*	14,165	1,030

Employers Holdings, Inc.	15,662	674

Enstar Group Ltd.*	6,656	1,642

FBL Financial Group, Inc., Class A	4,982	279

FedNat Holding Co.	7,477	35

Genworth Financial, Inc., Class A*	283,233	940

Goosehead Insurance, Inc., Class A	7,231	775

Greenlight Capital Re Ltd., Class A*	16,067	140

HCI Group, Inc.	3,472	267

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Insurance – 1.9% continued

Heritage Insurance Holdings, Inc.	15,109	$167

Horace Mann Educators Corp.	23,325	1,008

Independence Holding Co.	2,165	86

Investors Title Co.	711	118

James River Group Holdings Ltd.	16,805	767

Kinsale Capital Group, Inc.	11,748	1,936

MBIA, Inc.*	26,604	256

Midwest Holding, Inc.*	784	39

National Western Life Group, Inc., Class A	1,467	365

NI Holdings, Inc.*	5,597	103

Palomar Holdings, Inc.*	11,445	767

ProAssurance Corp.	29,610	792

ProSight Global, Inc.*	5,061	64

Protective Insurance Corp., Class B	4,905	112

RLI Corp.	22,095	2,465

Safety Insurance Group, Inc.	7,994	673

Selective Insurance Group, Inc.	32,949	2,390

Selectquote, Inc.*	72,579	2,142

SiriusPoint Ltd.*	48,097	489

State Auto Financial Corp.	10,238	202

Stewart Information Services Corp.	14,661	763

Tiptree, Inc.	14,967	134

Trean Insurance Group, Inc.*	6,968	113

Trupanion, Inc.*	16,989	1,295

United Fire Group, Inc.	11,957	416

United Insurance Holdings Corp.	11,596	84

Universal Insurance Holdings, Inc.	15,973	229

Vericity, Inc.*	1,395	14

Watford Holdings Ltd.*	10,119	350

		30,505

Interactive Media & Services – 0.4%

Cargurus, Inc.*	48,430	1,154

Cars.com, Inc.*	37,356	484

DHI Group, Inc.*	29,635	99

Eventbrite, Inc., Class A*	36,251	803

EverQuote, Inc., Class A*	8,020	291

Liberty TripAdvisor Holdings, Inc., Class A*	40,526	259

MediaAlpha, Inc., Class A*	9,904	351

QuinStreet, Inc.*	27,050	549

TrueCar, Inc.*	56,690	271

Yelp, Inc.*	39,943	1,558

		5,819

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Internet & Direct Marketing Retail – 0.8%

1-800-Flowers.com, Inc., Class A*	14,367	$397

CarParts.com, Inc.*	19,359	276

Duluth Holdings, Inc., Class B*	6,331	107

Groupon, Inc.*	12,803	647

Lands’ End, Inc.*	6,245	155

Liquidity Services, Inc.*	13,537	252

Magnite, Inc.*	61,636	2,565

Overstock.com, Inc.*	23,571	1,562

PetMed Express, Inc.	11,442	402

Quotient Technology, Inc.*	49,086	802

RealReal (The), Inc.*	34,899	790

Shutterstock, Inc.	12,300	1,095

Stamps.com, Inc.*	9,417	1,879

Stitch Fix, Inc., Class A*	32,841	1,627

Waitr Holdings, Inc.*	48,598	142

		12,698

IT Services – 1.5%

BM Technologies, Inc.*	2,516	29

Brightcove, Inc.*	22,965	462

Cardtronics PLC, Class A*	20,337	789

Cass Information Systems, Inc.	7,783	360

Conduent, Inc.*	88,422	589

CSG Systems International, Inc.	17,475	785

EVERTEC, Inc.	32,885	1,224

Evo Payments, Inc., Class A*	25,299	696

ExlService Holdings, Inc.*	18,212	1,642

GreenSky, Inc., Class A*	35,464	220

Grid Dynamics Holdings, Inc.*	15,603	249

GTT Communications, Inc.*	18,151	33

Hackett Group (The), Inc.	14,762	242

I3 Verticals, Inc., Class A*	10,674	332

IBEX Holdings Ltd.*	4,018	88

Information Services Group, Inc.*	18,189	80

International Money Express, Inc.*	16,412	246

Limelight Networks, Inc.*	68,127	243

LiveRamp Holdings, Inc.*	36,296	1,883

MAXIMUS, Inc.	34,197	3,045

MoneyGram International, Inc.*	35,471	233

NIC, Inc.	37,129	1,260

Paysign, Inc.*	17,572	77

Perficient, Inc.*	18,304	1,075

Perspecta, Inc.	77,304	2,246

PFSweb, Inc.*	8,026	54

Priority Technology Holdings, Inc.*	6,494	45

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

IT Services – 1.5% continued

Rackspace Technology, Inc.*	19,597	$466

Repay Holdings Corp.*	36,846	865

ServiceSource International, Inc.*	49,706	73

StarTek, Inc.*	8,886	71

Sykes Enterprises, Inc.*	21,508	948

TTEC Holdings, Inc.	10,234	1,028

Tucows, Inc., Class A*	4,953	384

Unisys Corp.*	33,532	852

Verra Mobility Corp.*	75,430	1,021

		23,935

Leisure Products – 0.6%

Acushnet Holdings Corp.	19,231	795

American Outdoor Brands, Inc.*	7,893	199

Callaway Golf Co.	51,420	1,376

Clarus Corp.	13,511	230

Escalade, Inc.	5,997	125

Johnson Outdoors, Inc., Class A	2,987	426

Malibu Boats, Inc., Class A*	11,470	914

Marine Products Corp.	4,159	68

MasterCraft Boat Holdings, Inc.*	9,690	258

Nautilus, Inc.*	16,949	265

Smith & Wesson Brands, Inc.	31,575	551

Sturm Ruger & Co., Inc.	9,463	625

Vista Outdoor, Inc.*	31,689	1,016

YETI Holdings, Inc.*	44,557	3,218

		10,066

Life Sciences Tools & Services – 0.9%

Champions Oncology, Inc.*	4,137	47

ChromaDex Corp.*	22,883	214

Codexis, Inc.*	31,900	730

Fluidigm Corp.*	41,630	188

Harvard Bioscience, Inc.*	21,574	118

Luminex Corp.	23,647	754

Medpace Holdings, Inc.*	15,345	2,517

NanoString Technologies, Inc.*	24,356	1,601

NeoGenomics, Inc.*	60,480	2,917

Pacific Biosciences of California, Inc.*	101,416	3,378

Personalis, Inc.*	14,880	366

Quanterix Corp.*	13,279	777

Seer, Inc.*	7,842	392

		13,999

Machinery – 3.6%

Agrify Corp.*	3,199	40

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Machinery – 3.6% continued

Alamo Group, Inc.	5,494	$858

Albany International Corp., Class A	17,375	1,450

Altra Industrial Motion Corp.	35,827	1,982

Astec Industries, Inc.	12,629	952

Barnes Group, Inc.	25,691	1,273

Blue Bird Corp.*	9,133	229

Chart Industries, Inc.*	20,076	2,858

CIRCOR International, Inc.*	10,737	374

Columbus McKinnon Corp.	13,288	701

Douglas Dynamics, Inc.	12,549	579

Eastern (The) Co.	3,233	87

Energy Recovery, Inc.*	23,568	432

Enerpac Tool Group Corp.	32,968	861

EnPro Industries, Inc.	11,571	987

ESCO Technologies, Inc.	14,430	1,571

Evoqua Water Technologies Corp.*	63,831	1,679

ExOne (The) Co.*	7,726	242

Federal Signal Corp.	33,745	1,292

Franklin Electric Co., Inc.	25,541	2,016

Gencor Industries, Inc.*	5,124	69

Gorman-Rupp (The) Co.	9,575	317

Graham Corp.	6,074	86

Greenbrier (The) Cos., Inc.	18,061	853

Helios Technologies, Inc.	16,961	1,236

Hillenbrand, Inc.	41,061	1,959

Hurco Cos., Inc.	3,820	135

Hydrofarm Holdings Group, Inc.*	4,958	299

Hyster-Yale Materials Handling, Inc.	5,321	464

John Bean Technologies Corp.	17,395	2,319

Kadant, Inc.	6,461	1,195

Kennametal, Inc.	45,930	1,836

L.B. Foster Co., Class A*	5,863	105

Lindsay Corp.	6,096	1,016

Luxfer Holdings PLC	16,295	347

Lydall, Inc.*	9,646	325

Manitowoc (The) Co., Inc.*	18,232	376

Mayville Engineering Co., Inc.*	4,554	65

Meritor, Inc.*	37,949	1,116

Miller Industries, Inc.	6,477	299

Mueller Industries, Inc.	31,413	1,299

Mueller Water Products, Inc., Class A	87,830	1,220

Navistar International Corp.*	28,251	1,244

NN, Inc.*	25,577	181

Omega Flex, Inc.	1,698	268

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	109	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Machinery – 3.6% continued

Park-Ohio Holdings Corp.	4,686	$148

Proto Labs, Inc.*	14,816	1,804

RBC Bearings, Inc.*	13,675	2,691

REV Group, Inc.	16,431	315

Rexnord Corp.	67,213	3,165

Shyft Group (The), Inc.	18,912	703

SPX Corp.*	23,658	1,379

SPX FLOW, Inc.	23,418	1,483

Standex International Corp.	6,767	647

Tennant Co.	10,271	821

Terex Corp.	37,377	1,722

TriMas Corp.*	23,089	700

Wabash National Corp.	30,169	567

Watts Water Technologies, Inc., Class A	15,094	1,793

Welbilt, Inc.*	73,701	1,198

		58,228

Marine – 0.2%

Costamare, Inc.	29,573	285

Eagle Bulk Shipping, Inc.*	3,578	129

Eneti, Inc.	4,925	104

Genco Shipping & Trading Ltd.	9,745	98

Matson, Inc.	23,672	1,579

Pangaea Logistics Solutions Ltd.	6,049	19

Safe Bulkers, Inc.*	29,451	72

SEACOR Holdings, Inc.*	10,999	448

		2,734

Media – 0.8%

AMC Networks, Inc., Class A*	16,117	857

Boston Omaha Corp., Class A*	6,986	206

Cardlytics, Inc.*	16,579	1,819

comScore, Inc.*	33,330	122

Daily Journal Corp.*	644	204

Emerald Holding, Inc.*	13,012	72

Entercom Communications Corp., Class A*	62,948	330

Entravision Communications Corp., Class A	34,384	139

EW Scripps (The) Co., Class A	30,879	595

Fluent, Inc.*	19,233	79

Gannett Co., Inc.*	76,261	410

Gray Television, Inc.	48,676	896

Hemisphere Media Group, Inc.*	8,588	100

iHeartMedia, Inc., Class A*	34,265	622

Loral Space & Communications, Inc.	6,662	251

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Media – 0.8% continued

Meredith Corp.*	22,560	$672

MSG Networks, Inc., Class A*	16,449	247

National CineMedia, Inc.	34,082	157

Saga Communications, Inc., Class A*	2,271	50

Scholastic Corp.	16,717	503

Sinclair Broadcast Group, Inc., Class A	24,712	723

TechTarget, Inc.*	13,086	909

TEGNA, Inc.	121,586	2,289

Tribune Publishing Co.*	9,256	167

WideOpenWest, Inc.*	29,951	407

		12,826

Metals & Mining – 1.8%

Alcoa Corp.*	104,356	3,390

Allegheny Technologies, Inc.*	69,666	1,467

Arconic Corp.*	54,955	1,395

Caledonia Mining Corp. PLC	6,364	91

Carpenter Technology Corp.	26,067	1,073

Century Aluminum Co.*	27,303	482

Cleveland-Cliffs, Inc.	249,519	5,018

Coeur Mining, Inc.*	136,778	1,235

Commercial Metals Co.	65,491	2,020

Compass Minerals International, Inc.	18,683	1,172

Ferroglobe Representation & Warranty Insurance Trust(2) *	38,340	—

Gatos Silver, Inc.*	13,713	137

Gold Resource Corp.	38,186	101

Haynes International, Inc.	6,893	204

Hecla Mining Co.	289,204	1,646

Kaiser Aluminum Corp.	8,860	979

Materion Corp.	11,388	754

Novagold Resources, Inc.*	134,193	1,176

Olympic Steel, Inc.	5,295	156

Ryerson Holding Corp.*	9,285	158

Schnitzer Steel Industries, Inc., Class A	14,802	619

SunCoke Energy, Inc.	47,288	331

TimkenSteel Corp.*	23,580	277

United States Steel Corp.	145,159	3,799

Warrior Met Coal, Inc.	29,632	508

Worthington Industries, Inc.	19,292	1,294

		29,482

Mortgage Real Estate Investment Trusts – 1.2%

Apollo Commercial Real Estate Finance, Inc.	77,073	1,077

Arbor Realty Trust, Inc.	63,507	1,010

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Mortgage Real Estate Investment Trusts – 1.2% continued

Ares Commercial Real Estate Corp.	18,086	$248

Arlington Asset Investment Corp., Class A*	20,678	83

ARMOUR Residential REIT, Inc.	36,475	445

Blackstone Mortgage Trust, Inc., Class A	77,831	2,413

Broadmark Realty Capital, Inc.	72,271	756

Capstead Mortgage Corp.	51,436	320

Cherry Hill Mortgage Investment Corp.	7,946	74

Chimera Investment Corp.	105,715	1,343

Colony Credit Real Estate, Inc.	48,139	410

Dynex Capital, Inc.	14,994	284

Ellington Financial, Inc.	23,895	383

Ellington Residential Mortgage REIT	5,165	64

Granite Point Mortgage Trust, Inc.	30,932	370

Great Ajax Corp.	11,772	128

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	40,838	2,291

Invesco Mortgage Capital, Inc.	129,412	519

KKR Real Estate Finance Trust, Inc.	16,336	300

Ladder Capital Corp.	58,903	695

MFA Financial, Inc.	247,327	1,007

New York Mortgage Trust, Inc.	209,296	935

Orchid Island Capital, Inc.	51,393	309

PennyMac Mortgage Investment Trust	53,440	1,047

Ready Capital Corp.	34,061	457

Redwood Trust, Inc.	62,418	650

TPG RE Finance Trust, Inc.	34,281	384

Two Harbors Investment Corp.	149,364	1,095

Western Asset Mortgage Capital Corp.	30,450	97

		19,194

Multiline Retail – 0.3%

Big Lots, Inc.	20,616	1,408

Dillard’s, Inc., Class A	3,895	376

Franchise Group, Inc.	11,688	422

Macy’s, Inc.*	173,875	2,815

		5,021

Multi-Utilities – 0.4%

Avista Corp.	37,991	1,814

Black Hills Corp.	34,981	2,336

NorthWestern Corp.	28,062	1,829

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Multi-Utilities – 0.4% continued

PNM Resources, Inc. - (Fractional Shares)(2)	50,000	$—

Unitil Corp.	8,226	376

		6,355

Oil, Gas & Consumable Fuels – 1.8%

Adams Resources & Energy, Inc.	1,205	34

Antero Resources Corp.*	133,167	1,358

Arch Resources, Inc.*	8,694	362

Ardmore Shipping Corp.*	17,774	81

Berry Corp.	39,082	215

Bonanza Creek Energy, Inc.*	11,091	396

Brigham Minerals, Inc., Class A	23,858	349

Clean Energy Fuels Corp.*	73,203	1,006

CNX Resources Corp.*	121,087	1,780

Comstock Resources, Inc.*	14,110	78

CONSOL Energy, Inc.*	17,315	168

Contango Oil & Gas Co.*	66,360	259

CVR Energy, Inc.	16,967	325

Delek U.S. Holdings, Inc.	35,194	767

DHT Holdings, Inc.	63,812	378

Diamond S Shipping, Inc.*	15,752	158

Dorian LPG Ltd.*	19,057	250

Earthstone Energy, Inc., Class A*	14,084	101

Energy Fuels, Inc.*	75,893	431

Evolution Petroleum Corp.	14,092	48

Falcon Minerals Corp.	22,962	103

Frontline Ltd.	64,051	458

Golar LNG Ltd.*	56,252	575

Goodrich Petroleum Corp.*	5,580	53

Green Plains, Inc.*	19,878	538

International Seaways, Inc.	12,948	251

Kosmos Energy Ltd.*	227,144	697

Magnolia Oil & Gas Corp., Class A*	68,730	789

Matador Resources Co.	61,743	1,448

NACCO Industries, Inc., Class A	2,336	58

NextDecade Corp.*	14,833	40

Nordic American Tankers Ltd.	82,376	268

Overseas Shipholding Group, Inc., Class A*	37,401	77

Ovintiv, Inc.	145,553	3,467

Par Pacific Holdings, Inc.*	22,633	320

PBF Energy, Inc., Class A*	53,230	753

PDC Energy, Inc.*	55,158	1,897

Peabody Energy Corp.*	37,457	115

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	111	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Oil, Gas & Consumable Fuels – 1.8% continued

Penn Virginia Corp.*	7,907	$106

PrimeEnergy Resources Corp.*	304	16

Range Resources Corp.*	120,764	1,247

Renewable Energy Group, Inc.*	23,853	1,575

REX American Resources Corp.*	2,832	238

Scorpio Tankers, Inc.	27,115	501

SFL Corp. Ltd.	51,636	414

SM Energy Co.	63,169	1,034

Southwestern Energy Co.*	358,871	1,669

Talos Energy, Inc.*	6,105	74

Tellurian, Inc.*	90,836	213

Uranium Energy Corp.*	105,873	303

W&T Offshore, Inc.*	53,168	191

Whiting Petroleum Corp.*	717	25

World Fuel Services Corp.	35,342	1,244

		29,301

Paper & Forest Products – 0.4%

Clearwater Paper Corp.*	9,271	349

Domtar Corp.	29,984	1,108

Glatfelter Corp.	24,262	416

Louisiana-Pacific Corp.	61,246	3,397

Neenah, Inc.	9,296	477

Schweitzer-Mauduit International, Inc.	17,014	833

Verso Corp., Class A	18,003	263

		6,843

Personal Products – 0.4%

BellRing Brands, Inc., Class A*	22,091	522

Edgewell Personal Care Co.	29,720	1,177

elf Beauty, Inc.*	24,936	669

Inter Parfums, Inc.	9,833	697

Lifevantage Corp.*	7,614	71

Medifast, Inc.	6,237	1,321

Nature’s Sunshine Products, Inc.	3,855	77

Revlon, Inc., Class A*	3,467	43

USANA Health Sciences, Inc.*	6,436	628

Veru, Inc.*	31,084	335

		5,540

Pharmaceuticals – 1.5%

AcelRx Pharmaceuticals, Inc.*	45,950	78

Aerie Pharmaceuticals, Inc.*	20,939	374

Agile Therapeutics, Inc.*	38,788	81

Amneal Pharmaceuticals, Inc.*	56,672	381

Amphastar Pharmaceuticals, Inc.*	19,563	358

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Pharmaceuticals – 1.5% continued

Angion Biomedica Corp.*	2,831	$51

ANI Pharmaceuticals, Inc.*	5,496	199

Aquestive Therapeutics, Inc.*	11,340	59

Arvinas, Inc.*	20,089	1,328

Atea Pharmaceuticals, Inc.*	7,969	492

Athira Pharma, Inc.*	7,467	137

Avenue Therapeutics, Inc.*	3,845	23

Axsome Therapeutics, Inc.*	15,640	886

Aytu BioPharma, Inc.*	11,054	84

BioDelivery Sciences International, Inc.*	50,762	198

Cara Therapeutics, Inc.*	23,515	511

Cassava Sciences, Inc.*	18,209	819

Cerecor, Inc.*	22,208	67

Chiasma, Inc.*	28,312	89

Collegium Pharmaceutical, Inc.*	19,623	465

Corcept Therapeutics, Inc.*	53,880	1,282

CorMedix, Inc.*	18,483	185

Cymabay Therapeutics, Inc.*	40,090	182

Durect Corp.*	130,458	258

Eloxx Pharmaceuticals, Inc.*	15,305	51

Endo International PLC*	124,642	924

Eton Pharmaceuticals, Inc.*	8,409	62

Evofem Biosciences, Inc.*	45,341	79

Evolus, Inc.*	13,639	177

Fulcrum Therapeutics, Inc.*	8,709	103

Graybug Vision, Inc.*	3,931	22

Harmony Biosciences Holdings, Inc.*	3,783	125

Harrow Health, Inc.*	12,817	87

IMARA, Inc.*	4,522	38

Innoviva, Inc.*	35,122	420

Intra-Cellular Therapies, Inc.*	36,666	1,244

Kala Pharmaceuticals, Inc.*	22,632	153

Kaleido Biosciences, Inc.*	6,696	54

Landos Biopharma, Inc.*	3,006	29

Lannett Co., Inc.*	18,521	98

Liquidia Technologies, Inc.*	14,989	40

Lyra Therapeutics, Inc.*	2,339	27

Marinus Pharmaceuticals, Inc.*	16,547	256

NGM Biopharmaceuticals, Inc.*	14,005	407

Ocular Therapeutix, Inc.*	40,304	661

Odonate Therapeutics, Inc.*	9,440	32

Omeros Corp.*	33,247	592

Optinose, Inc.*	21,633	80

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Pharmaceuticals – 1.5% continued

Osmotica Pharmaceuticals PLC*	6,916	$23

Pacira BioSciences, Inc.*	23,983	1,681

Paratek Pharmaceuticals, Inc.*	26,001	184

Phathom Pharmaceuticals, Inc.*	6,356	239

Phibro Animal Health Corp., Class A	11,575	282

Pliant Therapeutics, Inc.*	13,228	520

Prestige Consumer Healthcare, Inc.*	28,045	1,236

Provention Bio, Inc.*	29,794	313

Recro Pharma, Inc.*	12,106	34

Relmada Therapeutics, Inc.*	8,459	298

Revance Therapeutics, Inc.*	35,453	991

Satsuma Pharmaceuticals, Inc.*	5,256	31

scPharmaceuticals, Inc.*	3,053	20

SIGA Technologies, Inc.*	28,222	183

Strongbridge Biopharma PLC*	19,026	53

Supernus Pharmaceuticals, Inc.*	27,437	718

Tarsus Pharmaceuticals, Inc.*	3,602	116

Terns Pharmaceuticals, Inc.*	4,719	104

TherapeuticsMD, Inc.*	179,489	241

Theravance Biopharma, Inc.*	25,235	515

Tricida, Inc.*	16,156	85

Verrica Pharmaceuticals, Inc.*	7,422	112

VYNE Therapeutics, Inc.*	19,758	135

WaVe Life Sciences Ltd.*	19,506	109

Xeris Pharmaceuticals, Inc.*	25,567	115

Zogenix, Inc.*	30,797	601

		23,287

Professional Services – 1.5%

Acacia Research Corp.*	26,114	174

Akerna Corp.*	12,262	61

ASGN, Inc.*	28,357	2,706

Barrett Business Services, Inc.	4,272	294

BGSF, Inc.	5,083	71

CBIZ, Inc.*	28,441	929

CRA International, Inc.	4,267	319

Exponent, Inc.	28,691	2,796

Forrester Research, Inc.*	6,174	262

Franklin Covey Co.*	7,142	202

GP Strategies Corp.*	7,339	128

Heidrick & Struggles International, Inc.	10,300	368

Huron Consulting Group, Inc.*	12,749	642

ICF International, Inc.	10,221	893

Insperity, Inc.	19,874	1,664

KBR, Inc.	79,006	3,033

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Professional Services – 1.5% continued

Kelly Services, Inc., Class A*	17,786	$396

Kforce, Inc.	10,705	574

Korn Ferry	30,036	1,873

ManTech International Corp., Class A	14,913	1,297

Mastech Digital, Inc.*	2,254	40

Mistras Group, Inc.*	10,210	117

Red Violet, Inc.*	3,693	68

Resources Connection, Inc.	17,114	232

TriNet Group, Inc.*	22,850	1,781

TrueBlue, Inc.*	20,476	451

Upwork, Inc.*	51,624	2,311

Willdan Group, Inc.*	5,808	238

		23,920

Real Estate Management & Development – 0.8%

Altisource Portfolio Solutions S.A.*	2,248	21

American Realty Investors, Inc.*	1,627	14

Cushman & Wakefield PLC*	60,169	982

eXp World Holdings, Inc.*	28,014	1,276

Fathom Holdings, Inc.*	2,157	79

Forestar Group, Inc.*	9,389	219

FRP Holdings, Inc.*	3,174	156

Kennedy-Wilson Holdings, Inc.	66,738	1,349

Marcus & Millichap, Inc.*	12,414	418

Maui Land & Pineapple Co., Inc.*	3,569	41

Newmark Group, Inc., Class A	81,725	818

Rafael Holdings, Inc., Class B*	5,095	203

RE/MAX Holdings, Inc., Class A	10,159	400

Realogy Holdings Corp.*	64,803	981

Redfin Corp.*	55,492	3,695

RMR Group (The), Inc., Class A	8,675	354

St. Joe (The) Co.	18,115	777

Stratus Properties, Inc.*	3,302	101

Tejon Ranch Co.*	12,428	208

Transcontinental Realty Investors, Inc.*	612	13

		12,105

Road & Rail – 0.6%

ArcBest Corp.	14,040	988

Avis Budget Group, Inc.*	29,209	2,119

Covenant Logistics Group, Inc.*	5,455	112

Daseke, Inc.*	25,870	220

Heartland Express, Inc.	27,557	540

Marten Transport Ltd.	32,762	556

P.A.M. Transportation Services, Inc.*	1,148	71

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	113	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Road & Rail – 0.6% continued

Saia, Inc.*	14,633	$3,374

U.S. Xpress Enterprises, Inc., Class A*	13,137	154

Universal Logistics Holdings, Inc.	4,732	124

Werner Enterprises, Inc.	32,793	1,547

		9,805

Semiconductors & Semiconductor Equipment – 2.9%

Advanced Energy Industries, Inc.	21,102	2,304

Alpha & Omega Semiconductor Ltd.*	12,095	395

Ambarella, Inc.*	18,718	1,879

Amkor Technology, Inc.	56,516	1,340

Atomera, Inc.*	9,719	238

Axcelis Technologies, Inc.*	18,743	770

AXT, Inc.*	22,111	258

Brooks Automation, Inc.	40,446	3,302

CEVA, Inc.*	11,934	670

CMC Materials, Inc.	16,147	2,855

Cohu, Inc.*	23,201	971

CyberOptics Corp.*	4,018	104

Diodes, Inc.*	23,758	1,897

DSP Group, Inc.*	12,540	179

FormFactor, Inc.*	42,834	1,932

GSI Technology, Inc.*	10,140	68

Ichor Holdings Ltd.*	14,901	802

Impinj, Inc.*	9,691	551

Lattice Semiconductor Corp.*	75,823	3,413

MACOM Technology Solutions Holdings, Inc.*	27,146	1,575

Maxeon Solar Technologies Ltd.*	5,532	174

MaxLinear, Inc.*	38,019	1,296

NeoPhotonics Corp.*	27,542	329

NVE Corp.	2,754	193

Onto Innovation, Inc.*	26,191	1,721

PDF Solutions, Inc.*	16,533	294

Photronics, Inc.*	34,906	449

Pixelworks, Inc.*	21,446	71

Power Integrations, Inc.	32,827	2,675

Rambus, Inc.*	63,942	1,243

Semtech Corp.*	35,823	2,472

Silicon Laboratories, Inc.*	24,154	3,407

SiTime Corp.*	6,632	654

SMART Global Holdings, Inc.*	8,235	379

SunPower Corp.*	42,113	1,409

Synaptics, Inc.*	19,455	2,635

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Semiconductors & Semiconductor Equipment – 2.9% continued

Ultra Clean Holdings, Inc.*	22,432	$1,302

Veeco Instruments, Inc.*	27,228	565

		46,771

Software – 5.0%

8x8, Inc.*	59,636	1,935

A10 Networks, Inc.*	31,299	301

ACI Worldwide, Inc.*	63,575	2,419

Agilysys, Inc.*	10,383	498

Alarm.com Holdings, Inc.*	26,419	2,282

Altair Engineering, Inc., Class A*	24,433	1,529

American Software, Inc., Class A	17,338	359

Appfolio, Inc., Class A*	8,960	1,267

Appian Corp.*	19,790	2,631

Asure Software, Inc.*	7,621	58

Avaya Holdings Corp.*	46,642	1,307

Benefitfocus, Inc.*	17,086	236

Blackbaud, Inc.*	26,944	1,915

Blackline, Inc.*	28,341	3,072

Bottomline Technologies DE, Inc.*	25,061	1,134

Box, Inc., Class A*	79,803	1,832

Cerence, Inc.*	21,171	1,896

ChannelAdvisor Corp.*	15,686	369

Cloudera, Inc.*	112,574	1,370

Cognyte Software Ltd.*	36,766	1,022

CommVault Systems, Inc.*	23,827	1,537

Cornerstone OnDemand, Inc.*	33,657	1,467

Digimarc Corp.*	7,048	209

Digital Turbine, Inc.*	46,894	3,768

Domo, Inc., Class B*	14,559	820

Ebix, Inc.	15,043	482

eGain Corp.*	12,265	116

Envestnet, Inc.*	29,256	2,113

GTY Technology Holdings, Inc.*	26,702	171

Intelligent Systems Corp.*	4,249	174

InterDigital, Inc.	17,351	1,101

J2 Global, Inc.*	24,159	2,896

LivePerson, Inc.*	34,577	1,824

MicroStrategy, Inc., Class A*	4,071	2,763

Mimecast Ltd.*	32,299	1,299

Mitek Systems, Inc.*	23,569	344

Model N, Inc.*	19,155	675

ON24, Inc.*	4,626	224

OneSpan, Inc.*	19,116	468

Park City Group, Inc.*	6,982	43

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Software – 5.0% continued

Ping Identity Holding Corp.*	21,249	$466

Progress Software Corp.	24,380	1,074

PROS Holdings, Inc.*	22,138	941

Q2 Holdings, Inc.*	27,927	2,798

QAD, Inc., Class A	6,702	446

Qualys, Inc.*	18,898	1,980

Rapid7, Inc.*	28,731	2,144

Rimini Street, Inc.*	12,907	116

Sailpoint Technologies Holdings, Inc.*	48,974	2,480

Sapiens International Corp. N.V.	15,263	485

SeaChange International, Inc.*	17,194	27

SecureWorks Corp., Class A*	4,725	63

ShotSpotter, Inc.*	4,630	162

Smith Micro Software, Inc.*	19,081	105

Sprout Social, Inc., Class A*	15,832	914

SPS Commerce, Inc.*	19,722	1,959

Sumo Logic, Inc.*	8,385	158

SVMK, Inc.*	69,205	1,268

Synchronoss Technologies, Inc.*	22,682	81

Telos Corp.*	8,968	340

Tenable Holdings, Inc.*	40,093	1,451

Upland Software, Inc.*	14,316	676

Varonis Systems, Inc.*	56,823	2,917

Verint Systems, Inc.*	35,949	1,635

Veritone, Inc.*	14,467	347

Viant Technology, Inc., Class A*	5,747	304

VirnetX Holding Corp.	37,011	206

Workiva, Inc.*	22,010	1,943

Xperi Holding Corp.	59,064	1,286

Yext, Inc.*	58,737	851

Zix Corp.*	32,312	244

Zuora, Inc., Class A*	57,476	851

		80,644

Specialty Retail – 3.5%

Aaron’s (The) Co., Inc.	19,555	502

Abercrombie & Fitch Co., Class A*	34,934	1,199

Academy Sports & Outdoors, Inc.*	16,826	454

American Eagle Outfitters, Inc.	84,004	2,456

America’s Car-Mart, Inc.*	3,365	513

Asbury Automotive Group, Inc.*	10,690	2,101

At Home Group, Inc.*	29,713	853

Bed Bath & Beyond, Inc.*	67,597	1,970

Boot Barn Holdings, Inc.*	16,122	1,005

Buckle (The), Inc.	16,347	642

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Specialty Retail – 3.5% continued

Caleres, Inc.	20,241	$441

Camping World Holdings, Inc., Class A	18,334	667

Cato (The) Corp., Class A*	12,441	149

Chico’s FAS, Inc.*	71,503	237

Children’s Place (The), Inc.*	8,032	560

Citi Trends, Inc.*	5,036	422

Conn’s, Inc.*	10,420	203

Container Store Group (The), Inc.*	17,506	291

Designer Brands, Inc., Class A*	33,137	577

Envela Corp.*	4,535	23

Express, Inc.*	38,462	155

GameStop Corp., Class A*	31,867	6,049

Genesco, Inc.*	8,221	390

Group 1 Automotive, Inc.	9,616	1,517

GrowGeneration Corp.*	22,608	1,123

Guess?, Inc.	22,400	526

Haverty Furniture Cos., Inc.	8,967	333

Hibbett Sports, Inc.*	9,183	633

Lithia Motors, Inc., Class A	14,485	5,650

Lumber Liquidators Holdings, Inc.*	15,104	379

MarineMax, Inc.*	11,923	588

Michaels (The) Cos., Inc.*	42,041	922

Monro, Inc.	18,625	1,225

Murphy U.S.A., Inc.	14,298	2,067

National Vision Holdings, Inc.*	44,457	1,949

ODP (The) Corp.*	29,551	1,279

OneWater Marine, Inc., Class A*	5,627	225

Rent-A-Center, Inc.	26,720	1,541

RH*	8,781	5,239

Sally Beauty Holdings, Inc.*	61,786	1,244

Shoe Carnival, Inc.	5,499	340

Signet Jewelers Ltd.*	28,820	1,671

Sleep Number Corp.*	15,033	2,157

Sonic Automotive, Inc., Class A	13,165	653

Sportsman’s Warehouse Holdings, Inc.*	24,934	430

Tilly’s, Inc., Class A*	12,267	139

Urban Outfitters, Inc.*	38,044	1,415

Winmark Corp.	1,684	314

Zumiez, Inc.*	11,974	514

		55,932

Technology Hardware, Storage & Peripherals – 0.3%

3D Systems Corp.*	67,084	1,841

Avid Technology, Inc.*	18,247	385

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	115	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Technology Hardware, Storage & Peripherals – 0.3% continued

Corsair Gaming, Inc.*	12,940	$431

Diebold Nixdorf, Inc.*	40,002	565

Eastman Kodak Co.*	8,634	68

Immersion Corp.*	9,861	95

Intevac, Inc.*	13,200	94

Quantum Corp.*	22,646	189

Super Micro Computer, Inc.*	23,817	930

		4,598

Textiles, Apparel & Luxury Goods – 1.0%

Crocs, Inc.*	37,174	2,991

Deckers Outdoor Corp.*	15,588	5,151

Fossil Group, Inc.*	24,491	304

G-III Apparel Group Ltd.*	24,010	724

Kontoor Brands, Inc.	28,389	1,378

Lakeland Industries, Inc.*	4,390	122

Movado Group, Inc.	9,319	265

Oxford Industries, Inc.	9,148	800

Rocky Brands, Inc.	4,067	220

Steven Madden Ltd.	45,290	1,687

Superior Group of Cos., Inc.	6,080	154

Unifi, Inc.*	7,526	207

Vera Bradley, Inc.*	10,613	107

Wolverine World Wide, Inc.	45,342	1,737

		15,847

Thrifts & Mortgage Finance – 1.7%

Axos Financial, Inc.*	31,356	1,474

Bogota Financial Corp.*	3,267	34

Bridgewater Bancshares, Inc.*	12,673	205

Capitol Federal Financial, Inc.	70,654	936

Columbia Financial, Inc.*	24,766	433

ESSA Bancorp, Inc.	5,674	91

Essent Group Ltd.	61,012	2,897

Federal Agricultural Mortgage Corp., Class C	4,848	488

Flagstar Bancorp, Inc.	26,409	1,191

FS Bancorp, Inc.	2,153	145

Greene County Bancorp, Inc.	1,789	45

Hingham Institution For Savings (The)	829	235

Home Bancorp, Inc.	4,398	159

Home Point Capital, Inc.*	3,442	32

HomeStreet, Inc.	11,962	527

Kearny Financial Corp.	39,860	481

Luther Burbank Corp.	11,377	135

Merchants Bancorp	4,285	180

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Thrifts & Mortgage Finance – 1.7% continued

Meridian Bancorp, Inc.	25,619	$472

Meta Financial Group, Inc.	16,934	767

MMA Capital Holdings, Inc.*	2,872	65

Mr Cooper Group, Inc.*	42,720	1,485

NMI Holdings, Inc., Class A*	46,493	1,099

Northfield Bancorp, Inc.	25,560	407

Northwest Bancshares, Inc.	66,103	955

Oconee Federal Financial Corp.	595	16

OP Bancorp	7,271	76

PCSB Financial Corp.	6,800	113

PDL Community Bancorp*	3,691	41

PennyMac Financial Services, Inc.	23,095	1,544

Pioneer Bancorp, Inc.*	7,086	83

Premier Financial Corp.	20,645	687

Provident Bancorp, Inc.	8,726	126

Provident Financial Holdings, Inc.	3,421	58

Provident Financial Services, Inc.	38,449	857

Prudential Bancorp, Inc.	2,354	35

Radian Group, Inc.	105,831	2,461

Riverview Bancorp, Inc.	11,618	80

Security National Financial Corp., Class A*	5,475	51

Southern Missouri Bancorp, Inc.	4,345	171

Standard AVB Financial Corp.	2,200	72

Sterling Bancorp, Inc.*	9,921	56

Territorial Bancorp, Inc.	4,551	120

Timberland Bancorp, Inc.	3,289	91

TrustCo Bank Corp. NY	50,507	372

Walker & Dunlop, Inc.	15,652	1,608

Washington Federal, Inc.	42,701	1,315

Waterstone Financial, Inc.	11,657	238

Western New England Bancorp, Inc.	13,407	113

WSFS Financial Corp.	25,887	1,289

		26,611

Tobacco – 0.1%

Turning Point Brands, Inc.	6,907	360

Universal Corp.	13,448	793

Vector Group Ltd.	78,481	1,095

		2,248

Trading Companies & Distributors – 1.5%

Alta Equipment Group, Inc.*	9,696	126

Applied Industrial Technologies, Inc.	21,398	1,951

Beacon Roofing Supply, Inc.*	30,827	1,613

Boise Cascade Co.	22,069	1,320

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Trading Companies & Distributors – 1.5% continued

CAI International, Inc.	9,406	$428

DXP Enterprises, Inc.*	9,273	280

EVI Industries, Inc.*	3,045	88

GATX Corp.	19,173	1,778

General Finance Corp.*	5,844	71

GMS, Inc.*	23,413	978

H&E Equipment Services, Inc.	17,137	651

Herc Holdings, Inc.*	13,373	1,355

Lawson Products, Inc.*	2,450	127

McGrath RentCorp	13,580	1,095

MRC Global, Inc.*	41,485	375

Nesco Holdings, Inc.*	7,432	70

NOW, Inc.*	59,562	601

Rush Enterprises, Inc., Class A	22,998	1,146

Rush Enterprises, Inc., Class B	3,682	166

SiteOne Landscape Supply, Inc.*	24,461	4,176

Systemax, Inc.	7,031	289

Textainer Group Holdings Ltd.*	26,644	763

Titan Machinery, Inc.*	10,954	279

Transcat, Inc.*	3,996	196

Triton International Ltd.	33,496	1,842

Veritiv Corp.*	8,294	353

WESCO International, Inc.*	27,281	2,361

Willis Lease Finance Corp.*	1,711	74

		24,552

Water Utilities – 0.4%

American States Water Co.	20,345	1,539

Artesian Resources Corp., Class A	4,679	184

Cadiz, Inc.*	11,353	109

California Water Service Group	27,224	1,534

Consolidated Water Co. Ltd.	8,439	114

Global Water Resources, Inc.	7,754	126

Middlesex Water Co.	9,435	746

Pure Cycle Corp.*	11,213	150

SJW Group	14,843	935

York Water (The) Co.	7,054	345

		5,782

Wireless Telecommunication Services – 0.1%

Boingo Wireless, Inc.*	25,110	353

Gogo, Inc.*	28,515	276

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Wireless Telecommunication Services – 0.1% continued

Shenandoah Telecommunications Co.	26,356	$1,286

Spok Holdings, Inc.	10,067	106

		2,021

Total Common Stocks

(Cost $831,481)		1,574,146

RIGHTS – 0.0%

Biotechnology – 0.0%

Aduro Biotech, Inc. (Contingent Value Rights)(2) *	7,413	—

Oncternal Therapeutics, (Contingent Value Rights)(2) (3) (4)*	398	—

Tobira Therapeutics, Inc. (Contingent Value Rights)(3) (4) (5)*	5,175	39

		39

Pharmaceuticals – 0.0%

Omthera Pharmaceuticals, Inc. (Contingent Value Rights)(2) *	3,681	—

Total Rights

(Cost $40)		39

OTHER – 0.0%

Escrow DLB Oil & Gas, Inc.(2) *	1,200	—

Escrow Petrocorp, Inc.(2) *	420	—

Escrow Wright Medical Group N.V.(2) *	74,695	—

Total Other

(Cost $–)		—

INVESTMENT COMPANIES – 1.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(6) (7)	25,951,536	25,952

Total Investment Companies

(Cost $25,952)		25,952

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	117	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued	MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bills, 0.06%, 7/15/21(8) (9)	$4,260	$4,260

Total Short-Term Investments

(Cost $4,259)		4,260

Total Investments – 99.8%

(Cost $861,732)		1,604,397

Other Assets less Liabilities – 0.2%		2,498

NET ASSETS – 100.0%		$1,606,895

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)

Restricted security that has been deemed illiquid. At March 31, 2021, the value of these restricted illiquid securities amounted to approximately $39,000 or 0.0% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Oncternal Therapeutics, (Contingent Value Rights)	6/10/19	$—

Tobira Therapeutics, Inc. (Contingent Value Rights)	11/2/16	40

(4)	Restricted security.

(5)	Level 3 asset.

(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(7)	7-day current yield as of March 31, 2021 is disclosed.

(8)	Discount rate at the time of purchase.

(9)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

N.V. - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S.A. - Société Anonyme (French: Public Limited Company)

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini Russell 2000 Index	299	$33,226	Long	6/21	$(960)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

IT Services	$ 23,906	$ 29	$—	$ 23,935

All Other Industries(1)	1,550,211	—	—	1,550,211

Total Common Stocks	1,574,117	29	—	1,574,146

Rights(1)	—	—	39	39

Investment Companies	25,952	—	—	25,952

Short-Term Investments	—	4,260	—	4,260

Total Investments	$1,600,069	$4,289	$39	$1,604,397

OTHER FINANCIAL INSTRUMENTS
Liabilities

Futures Contracts	$ (960)	$ —	$—	$ (960)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND	MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7%

Aerospace & Defense – 1.6%

Boeing (The) Co.*	178,927	$45,576

General Dynamics Corp.	75,601	13,726

Howmet Aerospace, Inc.*	126,978	4,080

Huntington Ingalls Industries, Inc.	13,060	2,689

L3Harris Technologies, Inc.	67,252	13,631

Lockheed Martin Corp.	80,474	29,735

Northrop Grumman Corp.	50,464	16,332

Raytheon Technologies Corp.	495,456	38,284

Teledyne Technologies, Inc.*	12,010	4,968

Textron, Inc.	74,238	4,163

TransDigm Group, Inc.*	17,826	10,480

		183,664

Air Freight & Logistics – 0.7%

C.H. Robinson Worldwide, Inc.	43,280	4,130

Expeditors International of Washington, Inc.	55,302	5,955

FedEx Corp.	79,561	22,599

United Parcel Service, Inc., Class B	234,778	39,910

		72,594

Airlines – 0.3%

Alaska Air Group, Inc.*	40,222	2,784

American Airlines Group, Inc.*	209,114	4,998

Delta Air Lines, Inc.*	208,143	10,049

Southwest Airlines Co.*	192,636	11,762

United Airlines Holdings, Inc.*	104,237	5,998

		35,591

Auto Components – 0.1%

Aptiv PLC*	87,847	12,114

BorgWarner, Inc.	78,297	3,630

		15,744

Automobiles – 1.8%

Ford Motor Co.*	1,271,987	15,582

General Motors Co.*	414,054	23,792

Tesla, Inc.*	250,509	167,322

		206,696

Banks – 4.4%

Bank of America Corp.	2,479,157	95,919

Citigroup, Inc.	680,706	49,521

Citizens Financial Group, Inc.	139,198	6,146

Comerica, Inc.	44,883	3,220

Fifth Third Bancorp	231,014	8,651

First Republic Bank	57,623	9,609

Huntington Bancshares, Inc.	331,366	5,209

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.7% continued

Banks – 4.4% continued

JPMorgan Chase & Co.	995,355	$151,523

KeyCorp	314,284	6,279

M&T Bank Corp.	41,898	6,352

People’s United Financial, Inc.	140,840	2,521

PNC Financial Services Group (The), Inc.	138,126	24,229

Regions Financial Corp.	313,746	6,482

SVB Financial Group*	17,608	8,692

Truist Financial Corp.	439,534	25,634

U.S. Bancorp	446,616	24,702

Wells Fargo & Co.	1,348,582	52,689

Zions Bancorp N.A.	52,932	2,909

		490,287

Beverages – 1.4%

Brown-Forman Corp., Class B	59,262	4,087

Coca-Cola (The) Co.	1,265,970	66,729

Constellation Brands, Inc., Class A	55,365	12,623

Molson Coors Beverage Co., Class B*	60,833	3,112

Monster Beverage Corp.*	120,204	10,949

PepsiCo, Inc.	450,347	63,702

		161,202

Biotechnology – 1.8%

AbbVie, Inc.	576,174	62,353

Alexion Pharmaceuticals, Inc.*	71,547	10,940

Amgen, Inc.	188,573	46,919

Biogen, Inc.*	49,755	13,919

Gilead Sciences, Inc.	409,712	26,480

Incyte Corp.*	60,776	4,939

Regeneron Pharmaceuticals, Inc.*	34,279	16,219

Vertex Pharmaceuticals, Inc.*	84,643	18,189

		199,958

Building Products – 0.5%

A.O. Smith Corp.	44,364	2,999

Allegion PLC	29,302	3,681

Carrier Global Corp.	266,531	11,253

Fortune Brands Home & Security, Inc.	45,053	4,317

Johnson Controls International PLC	235,568	14,056

Masco Corp.	83,255	4,987

Trane Technologies PLC	77,849	12,889

		54,182

Capital Markets – 2.8%

Ameriprise Financial, Inc.	38,110	8,859

Bank of New York Mellon (The) Corp.	263,859	12,478

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	119	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.7% continued

Capital Markets – 2.8% continued

BlackRock, Inc.	46,333	$34,933

Cboe Global Markets, Inc.	35,105	3,465

Charles Schwab (The) Corp.	488,773	31,858

CME Group, Inc.	116,945	23,884

Franklin Resources, Inc.	87,823	2,600

Goldman Sachs Group (The), Inc.	112,201	36,690

Intercontinental Exchange, Inc.	183,390	20,481

Invesco Ltd.	124,237	3,133

MarketAxess Holdings, Inc.	12,381	6,165

Moody’s Corp.	52,471	15,668

Morgan Stanley	489,298	37,999

MSCI, Inc.	26,873	11,267

Nasdaq, Inc.	37,882	5,586

Northern Trust Corp.(1)	67,806	7,127

Raymond James Financial, Inc.	40,102	4,915

S&P Global, Inc.	78,619	27,742

State Street Corp.	114,384	9,609

T. Rowe Price Group, Inc.	74,574	12,797

		317,256

Chemicals – 1.8%

Air Products and Chemicals, Inc.	72,258	20,329

Albemarle Corp.	38,282	5,593

Celanese Corp.	37,499	5,618

CF Industries Holdings, Inc.	69,107	3,136

Corteva, Inc.	241,958	11,280

Dow, Inc.	242,941	15,534

DuPont de Nemours, Inc.	175,293	13,547

Eastman Chemical Co.	44,043	4,850

Ecolab, Inc.	81,158	17,373

FMC Corp.	42,265	4,675

International Flavors & Fragrances, Inc.	81,194	11,335

Linde PLC	170,599	47,792

LyondellBasell Industries N.V., Class A	83,592	8,698

Mosaic (The) Co.	113,636	3,592

PPG Industries, Inc.	77,363	11,625

Sherwin-Williams (The) Co.	26,336	19,436

		204,413

Commercial Services & Supplies – 0.4%

Cintas Corp.	28,782	9,823

Copart, Inc.*	67,663	7,349

Republic Services, Inc.	68,432	6,799

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.7% continued

Commercial Services & Supplies – 0.4% continued

Rollins, Inc.	72,604	$2,499

Waste Management, Inc.	126,710	16,348

		42,818

Communications Equipment – 0.8%

Arista Networks, Inc.*	17,851	5,389

Cisco Systems, Inc.	1,377,085	71,209

F5 Networks, Inc.*	19,958	4,164

Juniper Networks, Inc.	106,392	2,695

Motorola Solutions, Inc.	54,953	10,334

		93,791

Construction & Engineering – 0.0%

Quanta Services, Inc.	44,938	3,954

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	20,237	6,796

Vulcan Materials Co.	43,087	7,271

		14,067

Consumer Finance – 0.6%

American Express Co.	212,626	30,074

Capital One Financial Corp.	149,706	19,047

Discover Financial Services	100,355	9,533

Synchrony Financial	177,830	7,230

		65,884

Containers & Packaging – 0.3%

Amcor PLC	509,957	5,956

Avery Dennison Corp.	26,897	4,940

Ball Corp.	106,832	9,053

International Paper Co.	127,858	6,913

Packaging Corp. of America	31,187	4,194

Sealed Air Corp.	50,948	2,335

Westrock Co.	85,310	4,440

		37,831

Distributors – 0.1%

Genuine Parts Co.	46,834	5,413

LKQ Corp.*	90,690	3,839

Pool Corp.	13,202	4,558

		13,810

Diversified Financial Services – 1.4%

Berkshire Hathaway, Inc., Class B*	621,985	158,898

Diversified Telecommunication Services – 1.4%

AT&T, Inc.	2,326,493	70,423

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.7% continued

Diversified Telecommunication Services – 1.4% continued

Lumen Technologies, Inc.	319,773	$4,269

Verizon Communications, Inc.	1,350,435	78,528

		153,220

Electric Utilities – 1.7%

Alliant Energy Corp.	81,339	4,405

American Electric Power Co., Inc.	162,362	13,752

Duke Energy Corp.	250,723	24,202

Edison International	124,124	7,274

Entergy Corp.	65,642	6,530

Evergy, Inc.	73,828	4,395

Eversource Energy	112,289	9,723

Exelon Corp.	317,684	13,896

FirstEnergy Corp.	177,390	6,154

NextEra Energy, Inc.	638,902	48,307

NRG Energy, Inc.	80,657	3,043

Pinnacle West Capital Corp.	36,412	2,962

PPL Corp.	249,595	7,198

Southern (The) Co.	345,236	21,460

Xcel Energy, Inc.	175,927	11,701

		185,002

Electrical Equipment – 0.6%

AMETEK, Inc.	75,007	9,581

Eaton Corp. PLC	129,810	17,950

Emerson Electric Co.	195,836	17,668

Generac Holdings, Inc.*	20,605	6,747

Rockwell Automation, Inc.	37,754	10,022

		61,968

Electronic Equipment, Instruments & Components – 0.7%

Amphenol Corp., Class A	195,812	12,918

CDW Corp.	46,148	7,649

Corning, Inc.	249,817	10,869

FLIR Systems, Inc.	43,469	2,455

IPG Photonics Corp.*	11,868	2,503

Keysight Technologies, Inc.*	60,800	8,719

TE Connectivity Ltd.	107,678	13,902

Trimble, Inc.*	81,721	6,357

Zebra Technologies Corp., Class A*	17,480	8,481

		73,853

Energy Equipment & Services – 0.2%

Baker Hughes Co.	237,053	5,123

Halliburton Co.	291,482	6,255

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.7% continued

Energy Equipment & Services – 0.2% continued

NOV, Inc.*	128,875	$1,768

Schlumberger N.V.	457,451	12,438

		25,584

Entertainment – 2.1%

Activision Blizzard, Inc.	252,713	23,502

Electronic Arts, Inc.	93,992	12,724

Live Nation Entertainment, Inc.*	47,229	3,998

Netflix, Inc.*	144,557	75,410

Take-Two Interactive Software, Inc.*	37,437	6,615

Walt Disney (The) Co.*	592,253	109,282

		231,531

Equity Real Estate Investment Trusts – 2.3%

Alexandria Real Estate Equities, Inc.	41,686	6,849

American Tower Corp.	144,828	34,623

AvalonBay Communities, Inc.	45,329	8,364

Boston Properties, Inc.	46,155	4,674

Crown Castle International Corp.	140,552	24,193

Digital Realty Trust, Inc.	91,688	12,913

Duke Realty Corp.	122,224	5,125

Equinix, Inc.	29,152	19,811

Equity Residential	111,593	7,993

Essex Property Trust, Inc.	21,217	5,768

Extra Space Storage, Inc.	43,343	5,745

Federal Realty Investment Trust	23,124	2,346

Healthpeak Properties, Inc.	176,159	5,591

Host Hotels & Resorts, Inc.*	228,409	3,849

Iron Mountain, Inc.	93,133	3,447

Kimco Realty Corp.	139,318	2,612

Mid-America Apartment Communities, Inc.	37,133	5,361

Prologis, Inc.	240,928	25,538

Public Storage	49,463	12,205

Realty Income Corp.	122,378	7,771

Regency Centers Corp.	50,930	2,888

SBA Communications Corp.	35,799	9,936

Simon Property Group, Inc.	107,477	12,228

UDR, Inc.	97,641	4,283

Ventas, Inc.	122,335	6,525

Vornado Realty Trust	51,199	2,324

Welltower, Inc.	135,670	9,718

Weyerhaeuser Co.	244,718	8,712

		261,392

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	121	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.7% continued

Food & Staples Retailing – 1.3%

Costco Wholesale Corp.	144,442	$50,913

Kroger (The) Co.	249,386	8,975

Sysco Corp.	166,672	13,124

Walgreens Boots Alliance, Inc.	233,373	12,812

Walmart, Inc.	452,099	61,409

		147,233

Food Products – 1.0%

Archer-Daniels-Midland Co.	182,468	10,401

Campbell Soup Co.	65,543	3,295

Conagra Brands, Inc.	159,377	5,993

General Mills, Inc.	198,864	12,194

Hershey (The) Co.	47,575	7,524

Hormel Foods Corp.	91,115	4,353

J.M. Smucker (The) Co.	36,044	4,561

Kellogg Co.	82,633	5,231

Kraft Heinz (The) Co.	212,304	8,492

Lamb Weston Holdings, Inc.	47,427	3,675

McCormick & Co., Inc. (Non Voting)	81,197	7,240

Mondelez International, Inc., Class A	461,307	27,000

Tyson Foods, Inc., Class A	96,479	7,168

		107,127

Gas Utilities – 0.0%

Atmos Energy Corp.	42,184	4,170

Health Care Equipment & Supplies – 3.5%

Abbott Laboratories	578,241	69,296

ABIOMED, Inc.*	14,658	4,672

Align Technology, Inc.*	23,460	12,704

Baxter International, Inc.	165,240	13,936

Becton Dickinson and Co.	94,822	23,056

Boston Scientific Corp.*	462,812	17,888

Cooper (The) Cos., Inc.	15,945	6,124

Danaher Corp.	206,648	46,512

DENTSPLY SIRONA, Inc.	71,185	4,542

DexCom, Inc.*	31,418	11,291

Edwards Lifesciences Corp.*	203,870	17,052

Hologic, Inc.*	84,238	6,266

IDEXX Laboratories, Inc.*	27,798	13,602

Intuitive Surgical, Inc.*	38,436	28,402

Medtronic PLC	439,952	51,972

ResMed, Inc.	47,431	9,203

STERIS PLC	27,719	5,280

Stryker Corp.	106,917	26,043

Teleflex, Inc.	15,238	6,331

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.7% continued

Health Care Equipment & Supplies – 3.5% continued

Varian Medical Systems, Inc.*	29,793	$5,259

West Pharmaceutical Services, Inc.	24,111	6,794

Zimmer Biomet Holdings, Inc.	67,950	10,877

		397,102

Health Care Providers & Services – 2.6%

AmerisourceBergen Corp.	47,954	5,662

Anthem, Inc.	80,002	28,717

Cardinal Health, Inc.	95,707	5,814

Centene Corp.*	189,677	12,122

Cigna Corp.	114,934	27,784

CVS Health Corp.	428,082	32,205

DaVita, Inc.*	23,220	2,502

HCA Healthcare, Inc.	86,394	16,271

Henry Schein, Inc.*	46,223	3,201

Humana, Inc.	42,099	17,650

Laboratory Corp. of America Holdings*	31,774	8,103

McKesson Corp.	51,915	10,126

Quest Diagnostics, Inc.	43,794	5,621

UnitedHealth Group, Inc.	308,410	114,750

Universal Health Services, Inc., Class B	25,181	3,359

		293,887

Health Care Technology – 0.1%

Cerner Corp.	99,810	7,174

Hotels, Restaurants & Leisure – 2.1%

Booking Holdings, Inc.*	13,352	31,108

Caesars Entertainment, Inc.*	67,944	5,942

Carnival Corp.*	258,995	6,874

Chipotle Mexican Grill, Inc.*	9,164	13,020

Darden Restaurants, Inc.	42,542	6,041

Domino’s Pizza, Inc.	12,561	4,620

Expedia Group, Inc.*	45,194	7,779

Hilton Worldwide Holdings, Inc.*	90,274	10,916

Las Vegas Sands Corp.*	106,818	6,490

Marriott International, Inc., Class A*	86,545	12,818

McDonald’s Corp.	243,068	54,481

MGM Resorts International	134,804	5,121

Norwegian Cruise Line Holdings Ltd.*	118,744	3,276

Penn National Gaming, Inc.*	48,524	5,087

Royal Caribbean Cruises Ltd.*	71,547	6,125

Starbucks Corp.	384,401	42,004

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	122	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.7% continued

Hotels, Restaurants & Leisure – 2.1% continued

Wynn Resorts Ltd.*	34,586	$4,336

Yum! Brands, Inc.	97,961	10,598

		236,636

Household Durables – 0.4%

D.R. Horton, Inc.	107,952	9,621

Garmin Ltd.	48,494	6,394

Leggett & Platt, Inc.	44,142	2,015

Lennar Corp., Class A	89,143	9,024

Mohawk Industries, Inc.*	19,317	3,715

Newell Brands, Inc.	121,901	3,264

NVR, Inc.*	1,126	5,304

PulteGroup, Inc.	86,995	4,562

Whirlpool Corp.	20,649	4,550

		48,449

Household Products – 1.4%

Church & Dwight Co., Inc.	79,651	6,957

Clorox (The) Co.	40,847	7,879

Colgate-Palmolive Co.	277,307	21,860

Kimberly-Clark Corp.	110,538	15,370

Procter & Gamble (The) Co.	803,336	108,796

		160,862

Independent Power & Renewable Electricity Producers – 0.1%

AES (The) Corp.	216,944	5,816

Industrial Conglomerates – 1.2%

3M Co.	189,094	36,434

General Electric Co.	2,857,668	37,521

Honeywell International, Inc.	227,068	49,290

Roper Technologies, Inc.	34,325	13,845

		137,090

Insurance – 1.9%

Aflac, Inc.	209,407	10,718

Allstate (The) Corp.	98,685	11,339

American International Group, Inc.	282,194	13,040

Aon PLC, Class A	73,818	16,986

Arthur J. Gallagher & Co.	63,487	7,921

Assurant, Inc.	18,627	2,641

Chubb Ltd.	146,992	23,220

Cincinnati Financial Corp.	49,248	5,077

Everest Re Group Ltd.	12,931	3,204

Globe Life, Inc.	30,637	2,961

Hartford Financial Services Group (The), Inc.	117,113	7,822

Lincoln National Corp.	58,768	3,660

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.7% continued

Insurance – 1.9% continued

Loews Corp.	74,755	$3,833

Marsh & McLennan Cos., Inc.	165,757	20,189

MetLife, Inc.	245,853	14,945

Principal Financial Group, Inc.	83,138	4,985

Progressive (The) Corp.	191,427	18,302

Prudential Financial, Inc.	129,818	11,826

Travelers (The) Cos., Inc.	82,373	12,389

Unum Group	67,433	1,877

W.R. Berkley Corp.	45,237	3,409

Willis Towers Watson PLC	42,116	9,640

		209,984

Interactive Media & Services – 5.7%

Alphabet, Inc., Class A*	98,114	202,362

Alphabet, Inc., Class C*	94,054	194,563

Facebook, Inc., Class A*	784,789	231,144

Twitter, Inc.*	260,182	16,555

		644,624

Internet & Direct Marketing Retail – 4.0%

Amazon.com, Inc.*	139,630	432,026

eBay, Inc.	211,389	12,946

Etsy, Inc.*	41,269	8,323

		453,295

IT Services – 5.1%

Accenture PLC, Class A	206,776	57,122

Akamai Technologies, Inc.*	53,005	5,401

Automatic Data Processing, Inc.	139,692	26,328

Broadridge Financial Solutions, Inc.	37,580	5,754

Cognizant Technology Solutions Corp., Class A	173,324	13,540

DXC Technology Co.*	81,827	2,558

Fidelity National Information Services, Inc.	202,387	28,458

Fiserv, Inc.*	187,922	22,370

FleetCor Technologies, Inc.*	27,086	7,276

Gartner, Inc.*	28,752	5,249

Global Payments, Inc.	96,469	19,446

International Business Machines Corp.	291,471	38,841

Jack Henry & Associates, Inc.	24,751	3,755

Mastercard, Inc., Class A	286,131	101,877

Paychex, Inc.	104,830	10,276

PayPal Holdings, Inc.*	382,145	92,800

VeriSign, Inc.*	32,438	6,447

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	123	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.7% continued

IT Services – 5.1% continued

Visa, Inc., Class A	553,493	$117,191

Western Union (The) Co.	133,022	3,280

		567,969

Leisure Products – 0.0%

Hasbro, Inc.	41,402	3,980

Life Sciences Tools & Services – 1.1%

Agilent Technologies, Inc.	99,287	12,623

Bio-Rad Laboratories, Inc., Class A*	7,039	4,020

Illumina, Inc.*	47,512	18,247

IQVIA Holdings, Inc.*	62,212	12,016

Mettler-Toledo International, Inc.*	7,670	8,864

PerkinElmer, Inc.	36,546	4,689

Thermo Fisher Scientific, Inc.	128,550	58,668

Waters Corp.*	20,214	5,744

		124,871

Machinery – 1.8%

Caterpillar, Inc.	178,057	41,286

Cummins, Inc.	48,382	12,536

Deere & Co.	102,254	38,257

Dover Corp.	46,845	6,424

Fortive Corp.	110,029	7,772

IDEX Corp.	24,883	5,209

Illinois Tool Works, Inc.	93,844	20,788

Ingersoll Rand, Inc.*	121,419	5,975

Otis Worldwide Corp.	133,160	9,115

PACCAR, Inc.	113,283	10,526

Parker-Hannifin Corp.	42,205	13,313

Pentair PLC	53,779	3,352

Snap-on, Inc.	17,519	4,042

Stanley Black & Decker, Inc.	52,514	10,486

Westinghouse Air Brake Technologies Corp.	58,180	4,606

Xylem, Inc.	58,598	6,163

		199,850

Media – 1.3%

Charter Communications, Inc., Class A*	46,194	28,503

Comcast Corp., Class A	1,491,147	80,686

Discovery, Inc., Class A*	51,337	2,231

Discovery, Inc., Class C*	95,083	3,508

DISH Network Corp., Class A*	79,850	2,890

Fox Corp., Class A	108,768	3,928

Fox Corp., Class B	50,947	1,779

Interpublic Group of (The) Cos., Inc.	128,686	3,758

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.7% continued

Media – 1.3% continued

News Corp., Class A	128,952	$3,279

News Corp., Class B	41,159	966

Omnicom Group, Inc.	69,675	5,166

ViacomCBS, Inc., Class B	191,664	8,644

		145,338

Metals & Mining – 0.4%

Freeport-McMoRan, Inc.*	474,907	15,639

Newmont Corp.	260,788	15,718

Nucor Corp.	97,367	7,815

		39,172

Multiline Retail – 0.5%

Dollar General Corp.	79,741	16,157

Dollar Tree, Inc.*	76,990	8,812

Target Corp.	163,204	32,326

		57,295

Multi-Utilities – 0.8%

Ameren Corp.	83,113	6,762

CenterPoint Energy, Inc.	181,303	4,107

CMS Energy Corp.	94,882	5,809

Consolidated Edison, Inc.	111,208	8,318

Dominion Energy, Inc.	262,774	19,960

DTE Energy Co.	63,294	8,427

NiSource, Inc.	129,266	3,117

Public Service Enterprise Group, Inc.	164,163	9,884

Sempra Energy	98,660	13,080

WEC Energy Group, Inc.	103,282	9,666

		89,130

Oil, Gas & Consumable Fuels – 2.5%

APA Corp.	125,011	2,238

Cabot Oil & Gas Corp.	128,476	2,413

Chevron Corp.	628,184	65,827

ConocoPhillips	441,989	23,412

Devon Energy Corp.	193,338	4,224

Diamondback Energy, Inc.	54,952	4,038

EOG Resources, Inc.	190,788	13,838

Exxon Mobil Corp.	1,380,502	77,073

Hess Corp.	89,269	6,317

HollyFrontier Corp.	49,492	1,771

Kinder Morgan, Inc.	632,868	10,537

Marathon Oil Corp.	254,378	2,717

Marathon Petroleum Corp.	213,039	11,396

Occidental Petroleum Corp.	273,685	7,286

ONEOK, Inc.	145,505	7,371

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.7% continued

Oil, Gas & Consumable Fuels – 2.5% continued

Phillips 66	142,075	$11,585

Pioneer Natural Resources Co.	67,053	10,649

Valero Energy Corp.	133,563	9,563

Williams (The) Cos., Inc.	394,427	9,344

		281,599

Personal Products – 0.2%

Estee Lauder (The) Cos., Inc., Class A	75,025	21,821

Pharmaceuticals – 3.6%

Bristol-Myers Squibb Co.	731,457	46,177

Catalent, Inc.*	55,842	5,881

Eli Lilly and Co.	259,495	48,479

Johnson & Johnson	857,682	140,960

Merck & Co., Inc.	825,601	63,645

Perrigo Co. PLC	43,966	1,779

Pfizer, Inc.	1,820,049	65,940

Viatris, Inc.*	395,062	5,519

Zoetis, Inc.	154,856	24,387

		402,767

Professional Services – 0.4%

Equifax, Inc.	39,785	7,206

IHS Markit Ltd.	121,241	11,734

Jacobs Engineering Group, Inc.	42,729	5,524

Leidos Holdings, Inc.	43,584	4,196

Nielsen Holdings PLC	118,098	2,970

Robert Half International, Inc.	36,428	2,844

Verisk Analytics, Inc.	53,171	9,395

		43,869

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	109,023	8,625

Road & Rail – 1.0%

CSX Corp.	248,969	24,006

JB Hunt Transport Services, Inc.	27,065	4,549

Kansas City Southern	29,802	7,865

Norfolk Southern Corp.	82,280	22,094

Old Dominion Freight Line, Inc.	31,125	7,483

Union Pacific Corp.	218,494	48,158

		114,155

Semiconductors & Semiconductor Equipment – 5.5%

Advanced Micro Devices, Inc.*	395,272	31,029

Analog Devices, Inc.	120,140	18,631

Applied Materials, Inc.	299,474	40,010

Broadcom, Inc.	133,150	61,736

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.7% continued

Semiconductors & Semiconductor Equipment – 5.5% continued

Enphase Energy, Inc.*	42,100	$6,827

Intel Corp.	1,325,406	84,826

KLA Corp.	50,182	16,580

Lam Research Corp.	46,637	27,760

Maxim Integrated Products, Inc.	87,140	7,962

Microchip Technology, Inc.	87,860	13,638

Micron Technology, Inc.*	364,957	32,193

Monolithic Power Systems, Inc.	14,096	4,979

NVIDIA Corp.	202,285	108,006

NXP Semiconductors N.V.	90,360	18,193

Qorvo, Inc.*	36,826	6,728

QUALCOMM, Inc.	370,546	49,131

Skyworks Solutions, Inc.	53,807	9,872

Teradyne, Inc.	54,372	6,616

Texas Instruments, Inc.	300,392	56,771

Xilinx, Inc.	80,151	9,931

		611,419

Software – 8.1%

Adobe, Inc.*	156,371	74,334

ANSYS, Inc.*	28,385	9,638

Autodesk, Inc.*	71,604	19,845

Cadence Design Systems, Inc.*	90,732	12,429

Citrix Systems, Inc.	40,130	5,633

Fortinet, Inc.*	44,015	8,117

Intuit, Inc.	89,405	34,248

Microsoft Corp.	2,460,543	580,122

NortonLifeLock, Inc.	188,140	4,000

Oracle Corp.	605,622	42,497

Paycom Software, Inc.*	16,016	5,927

salesforce.com, Inc.*	299,530	63,461

ServiceNow, Inc.*	64,011	32,013

Synopsys, Inc.*	49,836	12,348

Tyler Technologies, Inc.*	13,323	5,656

		910,268

Specialty Retail – 2.3%

Advance Auto Parts, Inc.	21,578	3,959

AutoZone, Inc.*	7,265	10,202

Best Buy Co., Inc.	75,259	8,641

CarMax, Inc.*	52,751	6,998

Gap (The), Inc.*	65,953	1,964

Home Depot (The), Inc.	351,353	107,251

L Brands, Inc.*	76,811	4,752

Lowe’s Cos., Inc.	238,684	45,393

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	125	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.7% continued

Specialty Retail – 2.3% continued

O’Reilly Automotive, Inc.*	22,979	$11,656

Ross Stores, Inc.	115,849	13,891

TJX (The) Cos., Inc.	391,147	25,874

Tractor Supply Co.	37,864	6,705

Ulta Beauty, Inc.*	18,300	5,658

		252,944

Technology Hardware, Storage & Peripherals – 5.9%

Apple, Inc.	5,147,972	628,825

Hewlett Packard Enterprise Co.	426,774	6,717

HP, Inc.	409,368	12,998

NetApp, Inc.	72,098	5,239

Seagate Technology PLC	65,908	5,059

Western Digital Corp.	100,302	6,695

		665,533

Textiles, Apparel & Luxury Goods – 0.7%

Hanesbrands, Inc.	112,026	2,204

NIKE, Inc., Class B	415,051	55,156

PVH Corp.*	22,912	2,422

Ralph Lauren Corp.*	15,977	1,968

Tapestry, Inc.*	91,446	3,768

Under Armour, Inc., Class A*	62,700	1,389

Under Armour, Inc., Class C*	64,728	1,195

VF Corp.	104,399	8,344

		76,446

Tobacco – 0.7%

Altria Group, Inc.	606,082	31,007

Philip Morris International, Inc.	508,134	45,092

		76,099

Trading Companies & Distributors – 0.2%

Fastenal Co.	187,986	9,452

United Rentals, Inc.*	23,589	7,768

W.W. Grainger, Inc.	14,402	5,774

		22,994

Water Utilities – 0.1%

American Water Works Co., Inc.	59,438	8,911

Wireless Telecommunication Services – 0.2%

T-Mobile U.S., Inc.*	190,707	23,894

Total Common Stocks

(Cost $3,607,569)		10,967,588

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 2.0%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(2) (3)	227,739,252	$227,739

Total Investment Companies

(Cost $227,739)		227,739

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bills, 0.06%, 7/15/21(4) (5)	$21,960	$21,959

Total Short-Term Investments

(Cost $21,956)		21,959

Total Investments – 99.9%

(Cost $3,857,264)		11,217,286

Other Assets less Liabilities – 0.1%		8,145

NET ASSETS – 100.0%		$11,225,431

(1)	Investment in affiliate.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2021 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

MSCI - Morgan Stanley Capital International

N.V. - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Company

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	1,293	$256,492	Long	6/21	$4,087

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	126	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$10,967,588	$ —	$—	$10,967,588

Investment Companies	227,739	—	—	227,739

Short-Term Investments	—	21,959	—	21,959

Total Investments	$11,195,327	$21,959	$—	$11,217,286

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$ 4,087	$ —	$—	$ 4,087

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	127	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 42 funds as of March 31, 2021, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust.

Each of the Funds is presented herein. Except for the Global Sustainability Index Fund, each Fund is authorized to issue one class of shares designated as the “Shares” class. Effective July 31, 2020, the Global Sustainability Index Fund is authorized to issue two classes of shares designated as Class K shares and Class I shares, which replaced the Fund’s Shares class. At March 31, 2021, the Emerging Markets Equity Index, Global Real Estate Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds had Shares outstanding; and the Global Sustainability Index Fund had Class K and Class I shares outstanding.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

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The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2021, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Emerging Markets Equity Index	Long	Liquidity

Global Real Estate Index	Long	Liquidity

Global Sustainability Index	Long	Liquidity

International Equity Index	Long	Liquidity

Mid Cap Index	Long	Liquidity

Small Cap Index	Long	Liquidity

Stock Index	Long	Liquidity

At March 31, 2021, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Mid Cap Index, Small Cap Index and Stock Index Funds was approximately $5,565,000, $4,260,000 and $21,959,000, respectively. At March 31, 2021, the aggregate fair value of cash and foreign currencies to cover margin requirements for open positions for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds was approximately $3,258,000, $1,085,000, $1,212,000, and $5,394,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until the settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward

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NOTES TO THE FINANCIAL STATEMENTS continued

foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on the date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year-end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

The Funds allocate all income and realized and unrealized gains or losses on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding of each class, if applicable.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses arising in connection with a specific class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual fund generally are allocated among all funds in the Trust in proportion to each Fund’s relative net assets. Expenses are recognized on an accrual basis.

G) REDEMPTION FEES The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The Funds are authorized to waive the redemption fee for certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2021, were approximately $19,000, $3,000, $8,000 and less than $1,000 for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds, respectively. Redemption fees were approximately $12,000, $3,000, $5,000 and $1,000 for the fiscal year ended March 31, 2020, for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds, respectively. These amounts are included in Payments for Shares Redeemed in Note 8—Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share for both fiscal years.

H) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Emerging Markets Equity Index	Annually

Global Real Estate Index	Quarterly

Global Sustainability Index	Annually

International Equity Index	Annually

Mid Cap Index	Annually

Small Cap Index	Annually

Stock Index	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds. At March 31, 2021, the following reclassifications were recorded:

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Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Emerging Markets Equity Index	$ 7,767	$ (7,767)	$ –

Global Real Estate Index	45,018	(9,481)	(35,537)

Global Sustainability Index	699	(699)	–

International Equity Index	4,952	(5,723)	771

Mid Cap Index	–	–	–

Small Cap Index	14	(141)	127

Stock Index	–	(813)	813

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption Deferred foreign capital gains tax payable and as a reduction in Net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in Net realized gains (losses) on Investments. The Funds seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption Receivable for foreign tax reclaims.

During the fiscal year ended March 31, 2021, the Emerging Markets Equity Index Fund utilized approximately $120,700,000 in capital loss carryforwards.

Capital losses incurred that will be carried forward indefinitely are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

Emerging Markets Equity Index	$23,060	$290,491

International Equity Index*	5,370	620,563

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws.

At November 30, 2020, the Global Real Estate Index Fund’s most recent tax year end, the non-expiring short-term and long-term capital losses were approximately $6,743,000 and $133,029,000, respectively. The Fund may offset future capital gains with these capital losses.

At March 31, 2021, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Emerging Markets Equity Index	$ 17,852	$ –	$ 860,990

Global Sustainability Index	5,896	30,379	321,345

International Equity Index	45,807	–	1,621,310

Mid Cap Index	50,454	68,485	935,760

Small Cap Index	3,608	33,340	718,395

Stock Index	16,730	110,303	7,255,412

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net investment income, undistributed realized gains and unrealized losses at November 30, 2020, the Global Real Estate Index Fund’s last tax year end, were as follows:

	UNDISTRIBUTED

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Global Real Estate Index	$–	$–	$223,053

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2021, was as follows:

	DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Emerging Markets Equity Index	$ 56,778	$ –

Global Sustainability Index	15,377	22

International Equity Index	103,477	–

Mid Cap Index	34,067	72,629

Small Cap Index	18,255	32,489

Stock Index	151,659	256,239

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Emerging Markets Equity Index	$76,000	$–

Global Sustainability Index	15,009	6,408

International Equity Index	172,000	–

Mid Cap Index	34,000	20,750

Small Cap Index	15,500	7,300

Stock Index	173,198	68,627

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Global Real Estate Index Fund’s tax years ended November 30, 2020 and November 30, 2019 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2020 AND NOVEMBER 30, 2019 DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Global Real Estate Index (2020)	$95,705	$–

Global Real Estate Index (2019)	53,911	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Global Real Estate Index Fund has a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2020 through March 31, 2021 will be determined at the end of its tax year.

As of March 31, 2021, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense and Other expenses, respectively, on the Statements of Operations.

J) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Shares class of the Funds beneficially owned by their customers.

Effective July 31, 2020, Service Organizations may receive fees from Class I shares of the Global Sustainability Index Fund at an annual rate of up to 0.15% of the average daily NAV of Class I shares of the Fund beneficially owned by such clients. NTI has contractually agreed to limit payments of service fees from Class I shares of the Global Sustainability Index Fund to an annual rate of 0.05% of the average NAV of the Class I shares of the Fund. There is no service fee payable by Class K shares of the Global Sustainability Index Fund.

There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2021.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2021.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 18, 2019, which expired on November 16, 2020 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on August 19-20, 2020, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of

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$250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 16, 2020 and will expire on November 15, 2021, unless renewed.

During the fiscal year ended March 31, 2021, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Emerging Markets Equity Index	$4,217	1.52%

Global Real Estate Index	3,600	1.17

Global Sustainability Index	3,043	1.33

International Equity Index	15,000	1.39

Stock Index	3,200	1.18

No other Funds had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2021. There were no outstanding loan amounts at March 31, 2021.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, service fees for the Global Sustainability Index Fund (effective July 31, 2020), the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2021, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL

	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Emerging Markets Equity Index	0.21%	0.30%

Global Real Estate Index	0.40%	0.50%

International Equity Index	0.18%	0.25%

Mid Cap Index	0.13%	0.15%

Small Cap Index	0.13%	0.15%

Stock Index	0.08%	0.10%

	CONTRACTUAL

	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Global Sustainability Index(1)	0.18%	0.25%

(1)	Prior to July 31, 2020, the Global Sustainability Index Fund’s contractual expense limitation for the Shares class was based on an annual rate of 0.30%.

The contractual reimbursement arrangement is expected to continue until at least July 31, 2021. The contractual reimbursement arrangement will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, during the fiscal year ended March 31, 2021, NTI reimbursed certain additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a

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NOTES TO THE FINANCIAL STATEMENTS continued

result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2021, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. For the fiscal year ended March 31, 2021, NTI reimbursed each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specific conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2021, the Funds did not engage in any purchases and/or sales of securities from an affiliated entity.

During the fiscal year ended March 31, 2020, International Equity Index Fund received reimbursements from The Northern Trust Company of approximately $69,000 in connection with an error. This reimbursement is included in Net investment income in the Statements of Changes in Net Assets and in Net investment income in the Financial Highlights. The cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.

During the fiscal year ended March 31, 2021, the Emerging Markets Equity Index Fund received reimbursements from The Northern Trust Company of approximately $151,000 in connection with an error. This reimbursement is included in Net investment income in the Statements of Operations and Statements of Changes in Net Assets and in Net investment income in the Financial Highlights. The cash contribution represents less than $0.01 per share.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2021, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Emerging Markets Equity Index	$–	$1,462,178	$–	$1,446,568

Global Real Estate Index	–	105,037	–	802,957

Global Sustainability Index	–	253,565	–	296,997

International Equity Index	–	971,309	–	1,211,165

Mid Cap Index	–	385,886	–	791,837

Small Cap Index	–	248,010	–	329,669

Stock Index	–	444,285	–	1,201,033

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the

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MARCH 31, 2021

deferral of post-October currency and capital losses for tax purposes and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2021, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Emerging Markets Equity Index	$933,247	$(65,691)	$867,556	$1,538,339

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Global Real Estate Index	$359,703	$(56,737)	$302,966	$1,120,039

Global Sustainability Index	327,730	(6,368)	321,362	659,791

International Equity Index	1,856,498	(235,301)	1,621,197	3,704,006

Mid Cap Index	984,346	(48,586)	935,760	1,587,993

Small Cap Index	771,516	(53,120)	718,396	885,041

Stock Index	7,335,473	(80,061)	7,255,412	3,965,961

8. CAPITAL SHARE TRANSACTIONS

Transactions in Shares class for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Emerging Markets Equity Index	63,627	$826,815	1,053	$14,517	(68,614)	$(830,819)	(3,934)	$10,513

Global Real Estate Index	28,802	263,452	741	6,832	(112,064)	(1,001,876)	(82,521)	(731,592)

Global Sustainability Index *	9,922	142,839	–	–	(65,056)**	(999,402)**	(55,134)	(856,563)

International Equity Index	62,952	768,053	1,202	16,113	(94,142)	(1,066,069)	(29,988)	(281,903)

Mid Cap Index	23,172	407,328	3,881	80,914	(45,935)	(822,856)	(18,882)	(334,614)

Small Cap Index	24,859	315,724	2,394	36,681	(30,731)	(389,525)	(3,478)	(37,120)

Stock Index	28,819	1,106,357	6,036	249,003	(50,157)	(1,868,040)	(15,302)	(512,680)

*	Shares class of the Global Sustainability Index Fund ceased operations on July 31, 2020.

**

Amounts include shares of approximately 26,260,000 and 33,292,000 and proceeds of approximately $407,037,000 and $516,131,000 for the Global Sustainability Index Fund which were transferred due to the conversion of the Shares Class to Class K and Class I, respectively. The transfer was completed on July 31, 2020.

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Emerging Markets Equity Index	32,561	$367,393	1,582	$19,112	(100,310)	$(1,115,107)	(66,167)	$(728,602)

Global Real Estate Index	61,402	667,542	1,637	17,522	(35,685)	(350,087)	27,354	334,977

Global Sustainability Index	24,705	363,542	892	13,784	(16,165)	(236,009)	9,432	141,317

International Equity Index	64,405	748,418	1,923	24,345	(99,531)	(1,124,552)	(33,203)	(351,789)

Mid Cap Index	26,990	473,955	1,540	29,630	(31,253)	(530,071)	(2,723)	(26,486)

Small Cap Index	21,657	256,854	887	11,732	(20,463)	(236,123)	2,081	32,463

Stock Index	40,154	1,370,565	2,734	96,446	(34,966)	(1,195,902)	7,922	271,109

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NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in Class K shares for the period ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Sustainability Index*	28,548	**	$446,548	**	45	$795	(1,063)	$(17,569)	27,530	$429,774

*	Commenced class operations on July 31, 2020.

**

Amounts include shares of approximately 26,260,000 and proceeds of approximately $407,037,000 for the Global Sustainability Index Fund which were transferred due to the conversion of the Shares Class to Class K. The transfer was completed on July 31, 2020.

Transactions in Class I shares for the period ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Sustainability Index*	43,457	**	$689,550	**	420	$7,371	(18,437)	$(314,293)	25,440	$382,628

*	Commenced class operations on July 31, 2020.

**

Amounts include shares of approximately 33,292,000 and proceeds of approximately $516,131,000 for the Global Sustainability Index Fund which were transferred due to the conversion of the Shares Class to Class I. The transfer was completed on July 31, 2020.

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Emerging Markets Equity Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$9,549	$720,673	$691,291	$—	$—	$13	$38,931	38,930,928

Global Real Estate Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	303	429,598	418,387	—	—	7	11,514	11,514,144

Global Sustainability Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	6,851	305,338	299,468	—	—	4	12,721	12,720,902

	Northern Trust Corp.	577	139	189	252	(27)	21	752	7,152

	Total	$7,428	$305,477	$299,657	$252	$(27)	$25	$13,473	12,728,054

International Equity Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$38,314	$548,039	$570,020	$—	$—	$8	$16,333	16,333,190

Mid Cap Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	14,663	427,980	419,739	—	—	9	22,904	22,904,189

Small Cap Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	5,226	284,641	263,915	—	—	7	25,952	25,951,536

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Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Stock Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$148,697	$1,130,043	$1,051,001	$ –	$ –	$ 76	$227,739	227,739,252

	Northern Trust Corp.	5,616	29	581	2,033	30	197	7,127	67,806

	Total	$154,313	$1,130,072	$1,051,582	$2,033	$30	$273	$234,866	227,807,058

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2021:

		ASSETS			LIABILITIES

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

Emerging Markets Equity Index	Equity contracts	Net Assets - Net unrealized appreciation	$–		Net Assets - Net unrealized depreciation	$(649	)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	4		Unrealized depreciation on forward foreign currency exchange contracts	(54)

Global Real Estate Index	Equity contracts	Net Assets - Net unrealized appreciation	119	*	Net Assets - Net unrealized depreciation	(35	)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	16		Unrealized depreciation on forward foreign currency exchange contracts	(73)

Global Sustainability Index	Equity contracts	Net Assets - Net unrealized appreciation	292	*	Net Assets - Net unrealized depreciation	(4	)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	49		Unrealized depreciation on forward foreign currency exchange contracts	(60)

International Equity Index	Equity contracts	Net Assets - Net unrealized appreciation	894	*	Net Assets - Net unrealized depreciation	(78	)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	371		Unrealized depreciation on forward foreign currency exchange contracts	(727)

Mid Cap Index	Equity contracts	Net Assets - Net unrealized appreciation	–		Net Assets - Net unrealized depreciation	(26	)*

Small Cap Index	Equity contracts	Net Assets - Net unrealized appreciation	–		Net Assets - Net unrealized depreciation	(960	)*

Stock Index	Equity contracts	Net Assets - Net unrealized appreciation	4,087	*	Net Assets - Net unrealized depreciation	–

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Funds may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

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NOTES TO THE FINANCIAL STATEMENTS continued

As of March 31, 2021, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT

Emerging Markets Equity Index	Citibank	$4	$(4)	$–	$–

	Total	$4	$(4)	$–	$–

Global Real Estate Index	Morgan Stanley	$16	$(16)	$–	$–

	Total	$16	$(16)	$–	$–

Global Sustainability Index	BNY Mellon	$2	$–	$–	$2

	JPMorgan Chase	38	(8)	–	30

	Morgan Stanley	7	(7)	–	–

	Toronto-Dominion Bank	2	–	–	2

	Total	$49	$(15)	$–	$34

International Equity Index	Citibank	$241	$(41)	$–	$200

	Morgan Stanley	88	(88)	–	–

	UBS	42	–	–	42

	Total	$371	$(129)	$–	$242

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT

Emerging Markets Equity Index	BNP	$(6)	$–	$–	$(6)

	Citibank	(47)	4	–	(43)

	Toronto-Dominion Bank	(1)	–	–	(1)

	Total	$(54)	$4	$–	$(50)

Global Real Estate Index	Citibank	$(4)	$–	$–	$(4)

	Goldman Sachs	– *	–	–	– *

	JPMorgan Chase	(15)	–	–	(15)

	Morgan Stanley	(53)	16	–	(37)

	Toronto-Dominion Bank	(1)	–	–	(1)

	Total	$(73)	$16	$–	$(57)

Global Sustainability Index	BNP	$(5)	$–	$–	$(5)

	Citibank	(2)	–	–	(2)

	JPMorgan Chase	(8)	8	–	–

	Morgan Stanley	(45)	7	–	(38)

	Total	$(60)	$15	$–	$(45)

International Equity Index	BNP	$(7)	$–	$–	$(7)

	BNY Mellon	(13)	–	–	(13)

	Citibank	(41)	41	–	–

	Goldman Sachs	– *	–	–	– *

	JPMorgan Chase	(62)	–	–	(62)

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MARCH 31, 2021

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT

	Morgan Stanley	$(585)	$ 88	$ –	$(497)

	Toronto-Dominion Bank	(19)	–	–	(19)

	Total	$(727)	$129	$ –	$(598)

*	Amounts round to less than $1,000.

The following tables set forth, by primary risk exposure, the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2021:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Emerging Markets Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	$25,769

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	124

Global Real Estate Index	Equity contracts	Net realized gains (losses) on futures contracts	11,732

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	251

Global Sustainability Index	Equity contracts	Net realized gains (losses) on futures contracts	7,287

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(114)

International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	28,658

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	1,771

Mid Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	21,729

Small Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	19,490

Stock Index	Equity contracts	Net realized gains (losses) on futures contracts	73,259

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Emerging Markets Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(3,264)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(238)

Global Real Estate Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(797)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(48)

Global Sustainability Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	3

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	19

International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(9,000)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(660)

Mid Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,080)

Small Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,565)

Stock Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	6,807

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NOTES TO THE FINANCIAL STATEMENTS continued

Volume of derivative activity for the fiscal year ended March 31, 2021*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS

	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Emerging Markets Equity Index	116	$ 1,199	124	$3,824

Global Real Estate Index	100	836	368	1,648

Global Sustainability Index	309	414	691	638

International Equity Index	323	1,869	221	2,294

Mid Cap Index	–	–	79	7,143

Small Cap Index	–	–	110	2,847

Stock Index	–	–	49	34,268

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for foreign currency exchange and futures equity contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. LEGAL PROCEEDINGS

In 2007, the Stock Index Fund was a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. On June 2, 2011 the indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.) and a fourth suit named Northern Funds as a defendant in the U.S. District Count for the Southern District of New York (Deutsche Bank Trust Co. et al. v Sirius

International Insurance Corp. et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The former shareholder defendants filed motions to dismiss, each of which were granted by the District Court. The District Court’s order dismissing the actions by the individual creditors was affirmed on appeal by the Second Circuit Court of Appeals (the “Second Circuit Decision”). The Plaintiffs in the individual creditor actions filed a Petition for Writ of Certiorari requesting review of the Second Circuit Decision by the United States Supreme Court; however, the Supreme Court issued a statement indicating a potential lack of a quorum and informing the parties that the Second Circuit or District Court could provide relief based on the Supreme Court decision in Merit Management Group, LP v. FTI Consulting, Inc. The Plaintiffs filed a motion with the Second Circuit to recall the mandate and vacate the Second Circuit decision, and the Second Circuit recalled the mandate on May 15, 2018. On December 19, 2019, the Second Circuit issued an amended decision that affirmed dismissal of the constructive fraudulent transfer claims, holding that the safe harbor of Section 546(e) of the Bankruptcy Code applies. On February 6, 2020, the Second Circuit denied plaintiffs’ petition for a rehearing en banc. Plaintiffs filed aWrit of Certiorari with the United States Supreme Court on July 6, 2020 to seek review of the Second Circuit’s amended decision. On April 19, 2021, the Supreme Court denied the Plaintiffs’ Petition for a Writ of Certiorari.

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MARCH 31, 2021

The motion to dismiss the Committee Action was also granted by the District Court. The Plaintiff in the Committee Action also sought from the District Court leave to amend the complaint with an additional claim for constructive fraudulent transfer based upon the decision in Merit Management. The motion for leave to amend was denied on April 23, 2019. On June 13, 2019, the District Court entered a final judgment on the claim dismissed. On July 12, 2019, the Trustee filed a notice of appeal stating that it was appealing the final judgment and the April 23, 2019 decision and related orders to the Second Circuit Court of Appeals. The appeal was fully briefed, and argument on the appeal took place on August 24, 2020. The Second Circuit has not yet issued a decision.

The value of the proceeds received by the Stock Index Fund in the LBO was approximately $790,000, which includes proceeds of approximately $372,000 received by the Northern Institutional Funds Equity Index Portfolio, which was acquired by the Stock Index Fund in 2012. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s NAV. The Fund intends to vigorously defend these actions.

On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust (“Litigation Trustee”) and Wilmington Savings Fund Society, FSB, as indenture Trustee (“Indenture Trustee”) for several series of notes issued by Nine West Holdings, Inc. (“Nine West”), filed separate complaints (docket nos. 20-cv-01129 and 20-cv-01136, respectively ) in the United States District Court for the Northern District of Illinois against a group of defendants that includes three Northern Funds that had invested in The Jones Group Inc. (“Jones Group”) including the Small Cap Index Fund. The claim stems from a series of merger transactions (“Transactions”) entered into by Jones Group, Nine West and others in 2014 that allegedly rendered Jones Group insolvent. The matters in these proceedings were transferred from the United States District Court for the Northern District of Illinois to the United States District Court for the Southern District of New York to centralize the litigation, and were assigned to the Honorable Jed S. Rakoff for coordinated or consolidated pretrial proceedings. The Fund allegedly received $683,610 as a result of the Transactions. The Litigation Trustee and Indenture Trustee seek to clawback these proceeds for the benefit of the Trust and the noteholders, respectively, on the basis that they were fraudulent conveyances. On June 29, 2020, the former public shareholder defendants, including the Funds, filed a motion to dismiss on the basis that the payments allegedly made to them in connection with the Transactions were shielded from the fraudulent conveyance claims under Section 546(e) of the Bankruptcy Code. On August 27, 2020, all fraudulent conveyance claims against the former public shareholder defendants were dismissed. Plaintiffs appealed from that decision and the actions are currently on appeal before the U.S. Court of Appeals for the Second Circuit. The Funds intend to continue to vigorously defend themselves against this action.

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

14. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

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NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2021

15. CORONAVIRUS (COVID-19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread interna-tionally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

16. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds, comprising the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund; the related statement of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period from July 31, 2020 (commencement of class operations) through March 31, 2021 for Global Sustainability Index Fund, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Equity Index Fund, Global Real Estate Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund as of March 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Sustainability Index Fund as of March 31, 2021, and the results of its operations for the year ended March 31, 2021, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period from July 31, 2020 (commencement of class operations) through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 25, 2021

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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EQUITY INDEX FUNDS

TAX INFORMATION	MARCH 31, 2021 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2020, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Global Sustainability Index	$0.000408

Mid Cap Index	0.683703

Small Cap Index	0.345264

Stock Index	1.036058

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2021 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Emerging Markets Equity Index	0.19%

Global Sustainability Index	52.80%

Mid Cap Index	38.11%

Small Cap Index	44.66%

Stock Index	91.16%

A percentage of the dividends distributed during the calendar year ended December 31, 2020 for the following Fund qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Global Real Estate Index	0.04%

FOREIGN TAX CREDIT — The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME

Emerging Markets Equity Index	$0.0268	$0.2394

Global Real Estate Index	0.0089	0.5529

International Equity Index	0.0248	0.2985

LONG-TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2021:

Amounts in thousands	LONG-TERM CAPITAL GAIN

Global Sustainability Index	$30,379

Mid Cap Index	68,485

Amounts in thousands	LONG-TERM CAPITAL GAIN

Small Cap Index	$ 33,340

Stock Index	110,303

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2021, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2020:

QDI PERCENTAGE

Emerging Markets Equity Index	46.95%

Global Sustainability Index	100.00%

International Equity Index	100.00%

Mid Cap Index	85.42%

Small Cap Index	75.21%

Stock Index	100.00%

Under the Act, the following percentage of ordinary dividends paid during the calendar year ended December 31, 2020, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2020:

QDI PERCENTAGE

Global Real Estate Index	33.98%

EQUITY INDEX FUNDS	144	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2021 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 18-19, 2020, the Board received and reviewed the annual written report of the Committee, on behalf of NTI (the “Report”), concerning the operation of the Program for the period from October 1, 2019 to September 30, 2020 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of the assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

NORTHERN FUNDS ANNUAL REPORT	145	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2020 through March 31, 2021.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2020 - 3/31/2021 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 130), if any, in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 134), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EMERGING MARKETS EQUITY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.30%	$1,000.00	$1,218.80	$1.66

Hypothetical	0.30%	$1,000.00	$1,023.44	$1.51

GLOBAL REAL ESTATE INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.47%	$1,000.00	$1,183.20	$2.56

Hypothetical	0.47%	$1,000.00	$1,022.59	$2.37

GLOBAL SUSTAINABILITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Class K

Actual	0.25%	$1,000.00	$1,192.90	$1.37

Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26

Class I

Actual	0.30%	$1,000.00	$1,192.70	$1.64

Hypothetical	0.30%	$1,000.00	$1,023.44	$1.51

INTERNATIONAL EQUITY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.24%	$1,000.00	$1,199.80	$1.32

Hypothetical	0.24%	$1,000.00	$1,023.73	$1.21

MID CAP INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.15%	$1,000.00	$1,410.20	$0.90

Hypothetical	0.15%	$1,000.00	$1,024.18	$0.76

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2020 through March 31, 2021, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

EQUITY INDEX FUNDS	146	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2021 (UNAUDITED)

SMALL CAP INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.15%	$1,000.00	$1,479.80	$0.93

Hypothetical	0.15%	$1,000.00	$1,024.18	$0.76

STOCK INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.10%	$1,000.00	$1,189.90	$0.55

Hypothetical	0.10%	$1,000.00	$1,024.43	$0.50

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2020 through March 31, 2021, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT	147	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 47 portfolios in the Northern Funds Complex—Northern Funds offers 42 portfolios and Northern Institutional Funds consists of 5 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 60 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 55 Trustee since 2019

• Chief Schooling Officer since May 2020 and Head of School Management and Technology from July 2016 to May 2020, Success Academy Charter Schools;

• Member of the Board of Directors of Bank Leumi USA since 2016;

• Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

• Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 71 Trustee since 2013

• Member of the State of Wisconsin Investment Board since 2015;

• Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

• Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

• President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

• Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

• Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 62 Trustee since 2015 and Chairperson since January 1, 2020

• Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

• Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 64 Trustee since 2017

• Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

• Adjunct professor, University of Texas, McCombs School of Business since 2017;

• Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

• Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

• Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 64 Trustee since 2014

• Assessor, Moraine Township, Illinois from January 2014 to June 2018;

• Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

• Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

• Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

EQUITY INDEX FUNDS	148	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2021 (UNAUDITED)

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 63 Trustee since 2000

• Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

• Director, Pathways Awareness Foundation since 2000;

• Harvard Advanced Leadership Fellow—2016;

• Retired in 2015 as partner in the law firm of Sidley Austin LLP;

• Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 55 Trustee since 2019

• Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

• Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (Including Managing Director at Lattice Strategies, LLC (2014 to 2016), which was acquired by Hartford Funds in 2016);

• Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (Including Barclay Global Investors, acquired by BlackRock in 2009);

• Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company—27 portfolios)

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the 1940 Act ).

(4) An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 62 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017

Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

NORTHERN FUNDS ANNUAL REPORT	149	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Victor Fernandez Age: 44 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since September 2020

Senior Vice President of Northern Trust Investments, Inc. since September 2020; Deputy Chief Compliance Officer of Aegon USA Investment Management, LLC from 2017 to September 2020; Director of Aegon USA Investment Management, LLC from 2015 to 2017; Director of INTECH Investment Management LLC from 2011 to 2015.

Darlene Chappell Age: 58 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009

Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006.

Randal E. Rein Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008

Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 53 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011.

EQUITY INDEX FUNDS	150	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2021 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011

Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 60 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019

Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016.

Gregory A. Chidsey Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 60 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019

Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Deputy General Counsel and Senior Vice President at The Northern Trust Company since June 2020; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since October 2020.

Jose J. Del Real, Esq. Age: 43 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018

Assistant General Counsel and Senior Vice President of Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 38 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Senior Vice President of The Northern Trust Company since 2021; Vice President of The Northern Trust Company from 2016 to 2021.

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	151	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

INVESTMENT CONSIDERATIONS

EMERGING MARKETS EQUITY INDEX FUND[2,3,4,6,8,10]	MID CAP INDEX FUND[3,6,10]
GLOBAL REAL ESTATE INDEX FUND[1,2,3,4,5,6,7,8,10]	SMALL CAP INDEX FUND[3,8,10]
GLOBAL SUSTAINABILITY INDEX FUND[1,3,4,5,6,9,10]	STOCK INDEX FUND[3,5,10]
INTERNATIONAL EQUITY INDEX FUND[3,4,5,6,8,10]

1 Depositary Receipts Risk: Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with nonuniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market and liquidity risks. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depository receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

2 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

3 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, including in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. Equity securities may fluctuate in value due to economic changes or other events, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment, that affect individual issuers or large portions of the market.

4 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

5 Large Cap Risk: The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

6 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

7 REIT/Real Estate Risk: Investments in real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, including lower trading volumes and more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

8 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

9 Socially Responsible Investment Risk: The socially responsible investment policies of the Fund’s index may restrict the investments available to the Fund. This could cause the Fund to underperform similar funds that do not have a social responsibility objective.

10 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. Market disruptions may have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its index. During periods of market disruption, a Fund’s benchmark index may postpone periodic rebalancing, causing the index, and in turn the Fund, to deviate from the index stated methodology and experience returns different from those that would have been achieved under a normal rebalancing or reconstitution schedule.

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NORTHERN FUNDS ANNUAL REPORT	155	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s web site at sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY INDEX FUNDS	156	NORTHERN FUNDS ANNUAL REPORT

PROTECTING YOUR PRIVACY

Protecting your privacy is important at Northern Funds, which is why we wanted you to know:

•	We do not sell non-public personal information about our investors or former investors to any outside company.

•

We have policies that limit access to your information to only those people who need it to perform their jobs and provide services to you, and we have physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

•

We collect information about you from applications, forms, conversations and your use of our Web site; third parties with your permission; and your transactions with us, our affiliates and our joint marketing partners.

•

We do not disclose the information we collect about our investors or former investors to anyone, except to companies that perform services for us, affiliates with whom we have joint marketing agreements such as Northern Trust, (1) for our everyday purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations or report to credit bureaus or (2) as permitted by law.

•

The information includes account balances and account history. You may limit our use or sharing of information about you with our affiliates and joint marketing partners for marketing purposes by calling 800-595-9111 weekdays from 7:00 a.m. to 5:00 p.m. Central time or by writing to us at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986.

If our information sharing practices change, we will send you a revised notice. You can also visit our Web site, northerntrust.com/funds,for an online version of our current privacy notice.

SHAREHOLDER COMMUNICATIONS

In order to help reduce expenses and reduce the amount of mail that you receive, we generally send a single copy of all materials, including prospectuses, financial reports, proxy statements and information statements to all investors who share the same mailing address, even if more than one person in a household holds shares of a fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center either by telephone at 800-595-9111; by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986; or by sending an e-mail to northern-funds@ntrs.com.

Not part of the Annual Report

NORTHERN FIXED INCOME FUNDS

ANNUAL REPORT

MARCH 31, 2021

NORTHERN FUNDS®

MANAGED BY
NORTHERN TRUST

FIXED INCOME FUNDS

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.
NOT FDIC INSURED
May lose value / No bank guarantee

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	CORE BOND FUND
Ticker Symbol: NOCBX

39	FIXED INCOME FUND
Ticker Symbol: NOFIX

56	HIGH YIELD FIXED INCOME FUND
Ticker Symbol: NHFIX

70	SHORT BOND FUND
Ticker Symbol: BSBAX

82	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Ticker Symbol: NSIUX

84	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Ticker Symbol: NTAUX

107	ULTRA-SHORT FIXED INCOME FUND
Ticker Symbol: NUSFX

120	U.S. GOVERNMENT FUND
Ticker Symbol: NOUGX

122	NOTES TO THE FINANCIAL STATEMENTS

133	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

134	TAX INFORMATION

135	LIQUIDITY RISK MANAGEMENT PROGRAM

136	FUND EXPENSES

138	TRUSTEES AND OFFICERS

142	INVESTMENT CONSIDERATIONS

144	FOR MORE INFORMATION

NORTHERN FUNDS ANNUAL REPORT    1    FIXED INCOME FUNDS

FIXED INCOME FUNDS

CORE BOND FUND *	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2021 was notable for the recovery in financial market performance that followed the coronavirus-induced sell-off of early 2020. A mix of fiscal and monetary stimulus and near-zero interest rates boosted consumer and business sentiment, as did the subsequent approval of multiple COVID-19 vaccines in November 2020. These developments helped to fuel a broad-based rebound in the credit-sensitive segments of the investment-grade market, including corporate bonds and securitized assets. Corporate bonds performed particularly well, reflecting expectations for rising earnings, investors seeking higher yields and the U.S. Federal Reserve’s (the “Fed”) pledge to make direct purchases of corporate debt if necessary.

The Fund returned 3.08% over the reporting period and outperformed the 0.71% return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s outperformance was driven largely by the recovery in higher-risk assets from the pandemic-driven sell-off that occurred prior to the beginning of the reporting period. An overweight to investment-grade corporate bonds was a key contributor to Fund performance, as was security selection in the category. Lower quality and cyclical sectors that bore the brunt of the initial market correction led the recovery, benefiting Fund performance. Positioning with respect to duration and the yield curve detracted from Fund performance slightly, largely due to the spike in interest rates that occurred in early 2021.

Over the reporting period, intermediate- and longer-term U.S. Treasuries experienced unfavorable returns. A combination of improving growth, supply chain bottlenecks and rising commodity prices fueled inflation concerns and raised fears that the Fed would have to raise interest rates sooner than expected. While the Fed sought to calm the markets by restating its intention to keep rates low for several years even if inflation begins to accelerate, investors began pricing in the possibility of a rate increase in 2022. Much of the poor performance of U.S. Treasuries occurred during the last three months of the reporting period, leading to one of the worst calendar quarters for U.S. government bonds in the past 30 years.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/29/01

CORE BOND FUND	3.08%	3.02%	3.54%*	4.39%*

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	0.71	3.10	3.44	4.50

*

The Fund commenced operations on March 29, 2001 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012 represents the performance of Class A shares of the Predecessor Fund.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.49% and 0.42%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT	The graph and table do not reflect

the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Information about Investment Considerations can be found on pages 142 and 143.

FIXED INCOME FUNDS    2    NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2021 was notable for the recovery in financial market performance that followed the coronavirus-induced sell-off of early 2020. A mix of fiscal and monetary stimulus and near-zero interest rates boosted consumer and business sentiment, as did the subsequent approval of multiple COVID-19 vaccines in November 2020. These developments helped to fuel a broad-based rebound in the credit-sensitive segments of the investment-grade market, including corporate bonds and securitized assets. Corporate bonds performed particularly well, reflecting expectations for rising earnings, investors seeking higher yields and the U.S. Federal Reserve’s (the “Fed”) pledge to make direct purchases of corporate debt if necessary.

The Fund returned 5.63% over the reporting period and outperformed the 0.71% return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s outperformance was driven largely by the recovery in higher-risk assets from the pandemic-driven sell-off that occurred prior to the beginning of reporting period. Overweight positions in investment-grade and high-yield corporate bonds were key contributors to Fund performance, as was security selection. Lower quality and cyclical sectors that bore the brunt of the initial market correction led the recovery, benefiting Fund performance. Positioning with respect to duration and the yield curve detracted from Fund performance slightly, largely due to the spike in interest rates that occurred in early 2021.

Over the reporting period, intermediate- and longer-term U.S. Treasuries experienced unfavorable returns. A combination of improving growth, supply chain bottlenecks and rising commodity prices fueled inflation concerns and raised fears that the Fed would have to raise interest rates sooner than expected. While the Fed sought to calm the markets by restating its intention to keep rates low for several years even if inflation begins to accelerate, investors began pricing in the possibility of a rate increase in 2022. Much of the poor performance of U.S. Treasuries occurred during the last three months of the period, leading to one of the worst calendar quarters for U.S. government bonds in the past 30 years.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

FIXED INCOME FUND	5.63%	3.52%	3.80%	4.96%

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	0.71	3.10	3.44	5.29

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.50% and 0.46%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT	The graph and table do not reflect

the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Information about Investment Considerations can be found on pages 142 and 143.

NORTHERN FUNDS ANNUAL REPORT    3    FIXED INCOME FUNDS

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The High Yield Fixed Income Fund returned 28.40% for the 12-month reporting period ended March 31, 2021, outperforming the 23.65% gain of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

The annual period was characterized by rapid recovery for both financial markets and the real economy from the negative effects of the COVID-19 pandemic. Coordinated fiscal and monetary policy responses to the crisis laid the foundation for higher-risk assets and allowed the credit markets to recover quickly. Low interest rates, tightening yield spreads and healthy primary markets led to a record period of issuance as issuers initially looked to add liquidity and then to refinance expensive or near-term debt. Credit fundamentals proved resilient thanks to improved liquidity and maturity profiles, as well as better than expected earnings driven by strong cost controls. As a result, default forecasts retreated as the period progressed. Commodities rallied off of the crisis lows, benefiting energy issues that had entered the period at broadly distressed valuations. The market backdrop remained constructive at the end of the period, with limited default activity and expectations for additional improvements in corporate earnings as the economy reopens. Consistent with investors’ strong appetite for risk, lower quality bonds outperformed during the past 12 months: CCC-rated bonds rose 33.33% and Ca-D rated issues gained 67.34%. BB and B-rated bonds returned 22.44% and 21.59%, respectively.

The Fund was overweight B-rated securities, and held a modest overweight in CCC issues. While this aspect of the Fund’s positioning helped performance, the benefit was somewhat offset by a material underweight in BB bonds. At the sector level, overweights to independent energy, retailers and metals & mining issuers contributed to Fund performance. An overweight in airlines detracted from Fund Performance, as did underweights within the integrated energy and leisure industries.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/31/98

HIGH YIELD FIXED INCOME FUND	28.40%	7.37%	5.81%	5.95%

BLOOMBERG BARCLAYS U.S. CORP HIGH YIELD 2% ISSUER CAPPED INDEX	23.65	8.04	6.47	6.94

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.83% and 0.78%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT	The graph and table do not

reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index that measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. It is a version of the Bloomberg Barclays High Yield Corporate Bond Index except that it limits its exposure of each issuer to 2% of the total market value and redistributes any excess market value Index-wide on a pro-rata basis.

Information about Investment Considerations can be found on pages 142 and 143.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

FIXED INCOME FUNDS    4    NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

SHORT BOND FUND *	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2021 was highlighted by a rebound for higher-risk assets following the initial fallout from the COVID-19 pandemic. The U.S. Federal Reserve’s (the “Fed”) accommodative monetary policy and establishment of lending facilities, together with a series of fiscal stimulus packages, helped to normalize market conditions even as investors continued to seek additional clarity regarding the ultimate economic impact of the virus. Later in the reporting period, the approval of multiple vaccines for COVID-19 provided additional optimism. These developments contributed to a steepening of the yield curve. While short-term debt remained anchored by expectations for Fed policy, longer-term yields rose due to an improved growth outlook.

The Short Bond Fund returned 4.34% during the 12-month period ended March 31, 2021, outperforming the 1.57% return of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. During the period, the Fund was overweight investment-grade corporate issues, high-yield bonds and securitized investments, benefiting relative performance. The Fund’s duration was longer than the benchmark index, which detracted from Fund performance slightly given that yields rose during the first quarter of 2021.

A backdrop of stronger economic conditions and expanding risk appetite boosted the performance of lower-rated, higher-yielding assets. This trend contributed to robust relative performance for corporate bonds and securitized assets compared with U.S. Treasuries. The majority of Treasury underperformance occurred during the last three months of the reporting period, when rising growth estimates and mounting inflation concerns led to weakness for rate-sensitive assets.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 01/11/ 93

SHORT BOND FUND	4.34%	2.26%	1.84%*	3.78%*

BLOOMBERG BARCLAYS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX	1.57	2.00	1.57	3.74

*

The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012 represents the performance of Class A shares of the Predecessor Fund.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.46% and 0.41%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT	The graph and table do not

reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.	Information about Investment Considerations can be found on pages 142 and 143.

NORTHERN FUNDS ANNUAL REPORT    5    FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12 month reporting period ended March 31, 2021 was characterized by an upward move in risk markets, while interest rates were the last indicator to succumb to the improving economic landscape. Large-scale monetary accommodation, along with several fiscal packages, provided much needed support to the markets and economy. The reporting period began at the height of the market turmoil and ended with investors focusing on what the economy will look like going forward. There were twists and turns along the way, with a second and third wave of the COVID-19 pandemic and U.S. election uncertainties. However, forward looking investors focused more on second and third doses of fiscal policy and a faster than expected vaccine rollout. After years of undershooting their stated inflation mandate, the U.S. Federal Reserve (the “Fed”) had already pivoted to a policy of maintaining low interest rates to allow the economy to “run hot” in order to boost inflation expectations. Investors ended the period wondering if this short-term boost to growth will finally shift us back to a higher level, or whether longer-term structural headwinds will persist.

The Fund’s return of -0.26% for the reporting period modestly lagged the -0.02% return of the Bloomberg Barclays 1-5 Year U.S. Government Index with underperformance driven entirely by duration and yield curve positioning over the first quarter of 2021. An overweight to mortgage-backed securities contributed positively to Fund performance, nearly offsetting the drag from the Fund’s interest rate positioning.

The Fund began the period overweight mortgage-backed securities and positioned for lower interest rates. Improving fundamental data, economies emerging from lockdowns and additional fiscal stimulus provided support to credit and equity markets. Following a number of months when interest rates remained near record low levels, medium-to-longer-term rates quickly rose to pre-pandemic levels during the first quarter of 2021. Rising inflation expectations led inflation-linked notes to levels not seen in 15 years, while investors began to price in a tightening of the U.S. Federal Reserve policy in five-year notes. Mortgage-backed security spreads tightened throughout the period, even as prepayments rapidly increased and rate volatility eventually picked up.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND	-0.26%	1.42%	1.32%	2.82%

BLOOMBERG BARCLAYS 1-5 YEAR U.S. GOVERNMENT INDEX	-0.02	1.92	1.72	3.36

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.64% and 0.43%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Barclays 1-5 Year U.S. Government Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of one to five years.

Information about Investment Considerations can be found on pages 142 and 143.
Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

FIXED INCOME FUNDS    6    NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

   PORTFOLIO MANAGEMENT COMMENTARY

The Tax-Advantaged Ultra-Short Fixed Income Fund’s total return of 1.59% outpaced the blended benchmark’s return of 1.49% (75% ICE BofAML 6-12 Month Municipal Securities Index and 25% ICE BofAML 1-3 Year Municipal Securities Index) for the 12-month reporting period ended March 31, 2021. The Fund purchases both taxable and tax-exempt bonds. Our tax-advantaged strategy allows the Fund to emphasize tax-exempt income, with the flexibility to employ taxable bonds if their yields are higher after taxes are considered. In both markets, fixed-rate bonds were purchased in an effort to extend portfolio duration. The Fund benefited from both price appreciation in the municipal market as tax-exempt yields declined, and from its holdings of taxable securities as corporate spreads tightened.

Over the reporting period, the U.S. economy recovered from the initial fallout from the COVID-19 pandemic, first supported by fiscal and monetary policy and later by the ongoing vaccine rollout program. The U.S Federal Reserve’s (the “Fed”) accommodative monetary policy and lending facilities coupled with a series of large fiscal stimulus packages normalized markets as the full extent of the economic fallout from the coronavirus-related downturn became clear. The Fed recommitted to keeping its benchmark overnight lending rate at zero at each of its policy meetings, with no rate increases expected through the end of 2023.

Coronavirus cases and jobless claims trended downward as the vaccine rollout progressed. Given the monetary policy outlook and extent of fiscal stimulus, market participants grew concerned about the market “overheating.” With investor sentiment misaligned with policy, short-term credit experienced heightened volatility, with risk markets quickly repricing lower in late February 2021 before stabilizing in mid-March 2021. The Treasury curve steepened and rates along the curve increased as investors priced in additional fiscal stimulus and a better than anticipated U.S. vaccination rollout. Municipal supply failed to satisfy investor demand, allowing yields to decline. Tax-equivalent yields for municipals versus Treasuries were fairly valued in the 60-70% range over most of the period, though they began calendar year 2021 at very inexpensive levels with municipal yields exceeding Treasury yields. Municipal bond yields ultimately finished the quarter ended March 31, 2021 lower.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

				SINCE INCEPTION
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	06/18/09
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	1.59%	1.36%	1.06%	1.15%
ICE BofAML 6-12 MONTH MUNICIPAL SECURITIES INDEX	1.17	1.14	0.78	0.79
ICE BofAML 1-3 YEAR MUNICIPAL SECURITIES INDEX	2.47	1.55	1.35	1.49
75% ICE BofAML 6-12 MONTH MUNICIPAL SECURITIES INDEX AND 25% ICE BofAML 1-3 YEAR MUNICIPAL SECURITIES INDEX	1.49	1.25	0.92	0.96

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.27% and 0.25%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT	The graph and table do not reflect

the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The ICE BofAML 6-12 Month Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have six months to one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch). The ICE

Information about Investment Considerations can be found on pages 142 and 143.

BofAML 1-3 Year Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt, general obligations publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

NORTHERN FUNDS ANNUAL REPORT    7    FIXED INCOME FUNDS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

   PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2021, the Ultra-Short Fixed Income Fund returned 3.29% versus the benchmark, ICE BofAML1-Year U.S Treasury Note Index, return of 0.17%. The Fund was overweight investment grade corporate credit, with an approximately 75% allocation versus its all-Treasury benchmark. The Fund’s outperformance relative to the index was driven by positive performance in risk assets throughout the second half of 2020. As the economy recovered from the pandemic-driven downturn, credit spreads for short-term corporate issues tightened dramatically. The Fund’s duration was longer than that of its benchmark index, which detracted slightly from Fund performance as yields rose during the first quarter of 2021.

The economic recovery was first supported by fiscal and monetary policy, and later by the ongoing vaccine rollout program. The U.S. Federal Reserve’s (the “Fed”) accommodative monetary policy and lending facilities coupled with a series of large fiscal stimulus packages normalized markets as the full extent of the economic fallout due to the coronavirus-related downturn became clear. The U.S. Treasury yield curve steepened and rates along the curve increased as investors priced in additional fiscal stimulus and a better than anticipated U.S. vaccination rollout. The Fed recommitted to keeping its benchmark overnight lending rate at zero at each of its policy meetings, with no rate increases expected through the end of 2023.

Coronavirus cases and jobless claims trended downward as the vaccine rollout progressed. Investors priced in a greater likelihood of higher inflation in the near term as Congress passed a $1.9 trillion economic aid package in March 2021, in addition to the $900 billion package that was passed in December 2020. Given the Fed’s commitment to keeping rates low for an extended period and the extent of stimulus, market participants grew concerned about the market “overheating.” With investor sentiment misaligned with policy, short-term credit experienced heightened volatility, with risk markets quickly repricing lower in late February 2021 before stabilizing in mid-March 2021.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

				SINCE INCEPTION
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	06/18/09
ULTRA-SHORT FIXED INCOME FUND	3.29%	1.98%	1.52%	1.58%
ICE BofAML 1-YEAR U.S. TREASURY NOTE INDEX	0.17	1.52	0.92	0.91

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.28% and 0.25%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT	The graph and table do not reflect

the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

ICE BofAML 1-Year U.S. Treasury Note Index is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.	Information about Investment Considerations can be found on pages 142 and 143.

FIXED INCOME FUNDS    8    NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND	(UNAUDITED)

   PORTFOLIO MANAGEMENT COMMENTARY

The fiscal year ended March 31, 2021 was characterized by an upward movement in risk markets, while interest rates were the last indicator to succumb to the improving economic landscape. Large-scale monetary accommodation, along with several fiscal packages, provided much needed support to the markets and economy. The period began at the height of the market turmoil and ended with investors focusing on what the economy will look like going forward. There were twists and turns along the way, with a second and third wave of the virus and U.S. election uncertainties. However, forward looking investors focused more on second and third doses of fiscal policy and a faster than expected vaccine rollout. After years of undershooting their stated inflation mandate, the U.S. Federal Reserve (the “Fed”) had already pivoted to a policy of maintaining low interest rates to allow the economy to “run hot” in order to boost inflation expectations. Investors ended the period wondering if this short-term boost to growth will finally shift us back to a higher level, or whether longer-term structural headwinds will persist.

The Fund’s return of -1.58% for the 12 month reporting period ended March 31, 2021 modestly lagged the -1.20% return of its benchmark, Bloomberg Barclays Intermediate U.S. Government Index, with underperformance driven entirely by duration and curve positioning during the first quarter of 2021. An overweight allocation to mortgage-backed securities contributed positively to Fund performance, nearly offsetting the drag from interest rate positioning.

The Fund began the period overweight mortgage-backed securities and positioned for lower interest rates. Improving fundamental data, economies emerging from lockdowns and additional fiscal stimulus provided support to credit and equity markets. Following a number of months when interest rates remained near record low levels, medium-to-longer-term rates quickly rose to pre-pandemic levels during the first quarter of 2021. Rising inflation expectations led inflation-linked notes to levels not seen in 15 years, while investors began to price in a tightening of Fed policy in five-year notes. Mortgage-backed security spreads tightened throughout the period, even as prepayments rapidly increased and rate volatility eventually picked up.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

				SINCE INCEPTION
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	04/01/94
U.S. GOVERNMENT FUND	-1.58%	1.63%	1.89%	3.82%
BLOOMBERG BARCLAYS INTERMEDIATE U.S. GOVERNMENT BOND INDEX	-1.20	2.07	2.28	4.39

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.75% and 0.44%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT	The graph and table do not reflect

the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Barclays Intermediate U.S. Government Bond Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

Information about Investment Considerations can be found on pages 142 and 143.
Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

NORTHERN FUNDS ANNUAL REPORT    9    FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	CORE BOND FUND	FIXED INCOME FUND
ASSETS:

Investments, at value	$224,736	$775,389

Investments in affiliates, at value	30,263	36,173

Foreign currencies, at value (cost $153)	—	—

Interest income receivable	1,070	5,589

Receivable for foreign tax reclaims	14	15

Receivable for securities sold	8,651	18,545

Receivable for variation margin on futures contracts	—	—

Receivable for fund shares sold	99	2,108

Receivable from investment adviser	5	—

Prepaid and other assets	3	6

Total Assets	264,841	837,825
LIABILITIES:

Payable for securities purchased	1,409	8,531

Payable for when-issued securities	10,136	6,405

Payable for variation margin on futures contracts	—	—

Payable for fund shares redeemed	77	102

Distributions payable to shareholders	79	389

Payable to affiliates:

Management fees	19	70

Custody fees	2	8

Shareholder servicing fees	—	3

Transfer agent fees	8	26

Accrued Trustee fees	4	14

Accrued other liabilities	15	16

Total Liabilities	11,749	15,564

Net Assets	$253,092	$822,261
ANALYSIS OF NET ASSETS:

Capital stock	$256,148	$820,420

Distributable earnings (loss)	(3,056)	1,841

Net Assets	$253,092	$822,261
Shares Outstanding ($.0001 par value, unlimited authorization)	24,273	78,682

Net Asset Value, Redemption and Offering Price Per Share	$10.43	$10.45

Investments, at cost	$226,356	$771,352

Investments in affiliates, at cost	30,263	36,173

See Notes to the Financial Statements.

FIXED INCOME FUNDS    10    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

HIGH YIELD FIXED INCOME FUND	SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND

$3,244,609	$419,279	$60,393	$4,591,316	$3,629,169	$47,659

46,727	18,079	49	327,433	131,487	2,020

161	—	—	—	—	—

49,226	1,889	147	37,931	10,927	99

44	—	—	—	—	—

20,307	3,305	3,960	—	—	3,777

—	—	1	—	—	—

1,087	486	—	6,810	1,416	18

27	36	8	32	38	7

6	3	4	5	5	5

3,362,194	443,077	64,562	4,963,527	3,773,042	53,585

11,260	1,499	712	8,223	20,093	211

15,368	4,260	—	79,317	48,874	—

—	—	—	—	—	3

1,321	35	10	14,018	12,555	—

3,289	116	1	442	438	3

491	32	5	208	159	4

20	3	1	30	21	1

13	1	—	2	5	—

105	13	2	148	119	2

18	3	7	8	4	2

39	16	15	27	27	16

31,924	5,978	753	102,423	82,295	242

$3,330,270	$437,099	$63,809	$4,861,104	$3,690,747	$53,343

$3,799,804	$443,173	$67,791	$4,838,780	$3,670,659	$54,395

(469,534)	(6,074)	(3,982)	22,324	20,088	(1,052)

$3,330,270	$437,099	$63,809	$4,861,104	$3,690,747	$53,343

491,047	22,934	6,370	476,026	357,817	5,492

$6.78	$19.06	$10.02	$10.21	$10.31	$9.71

$3,140,573	$414,689	$60,507	$4,571,651	$3,614,824	$47,894

46,727	17,915	49	327,433	131,487	2,020

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    11    FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	CORE BOND FUND	FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND

INVESTMENT INCOME:

Interest Income	$3,828	$20,112	$218,948

Dividend income	—	—	1,058

Dividend income from investments in affiliates	4	12	32

Total Investment Income	3,832	20,124	220,038

EXPENSES:

Management fees	875	3,789	26,420

Custody fees	27	76	246

Transfer agent fees	89	339	1,321

Blue sky fees	21	25	29

Printing fees	11	9	29

Audit fees	20	20	44

Legal fees	19	19	42

Shareholder servicing fees	2	51	197

Trustee fees	6	6	30

Other	13	13	45

Total Expenses	1,083	4,347	28,403

Less expenses reimbursed by investment adviser	(150)	(370)	(1,588)

Net Expenses	933	3,977	26,815
Net Investment Income	2,899	16,147	193,223

NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments	2,715	13,848	(112,460)

Investments in affiliates	—	—	—

Futures contracts	40	80	—

Net changes in unrealized appreciation (depreciation) on:

Investments	(1,282)	17,861	762,364

Investments in affiliates	—	—	—

Futures contracts	(32)	(65)	—

Foreign currency translations	—	—	17

Net Gains (Losses)	1,441	31,724	649,921
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,340	$47,871	$843,144

See Notes to the Financial Statements.

FIXED INCOME FUNDS    12    NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2021

SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND

$8,226	$290	$43,796	$37,896	$263

—	—	—	—	—

140	25	88	70	15

8,366	315	43,884	37,966	278

1,553	274	9,822	7,171	199

34	10	320	234	8

157	28	1,701	1,229	20

22	21	26	29	19

10	—	21	6	—

20	20	31	32	20

19	19	31	31	19

1	5	15	54	1

6	6	19	19	6

13	9	26	29	10

1,835	392	12,012	8,834	302

(198)	(94)	(932)	(819)	(82)

1,637	298	11,080	8,015	220
6,729	17	32,804	29,951	58

2,364	302	6,014	8,461	(208)

—	57	—	—	36

—	50	—	—	48

7,436	(595)	27,047	42,673	(817)

33	(18)	—	—	(12)

—	(22)	—	—	(55)

—	—	—	—	—

9,833	(226)	33,061	51,134	(1,008)
$16,562	$(209)	$65,865	$81,085	$(950)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    13    FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CORE BOND FUND		FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND		SHORT BOND FUND
Amounts in thousands	2021	2020	2021	2020	2021	2020	2021	2020

OPERATIONS:

Net investment income	$2,899	$4,929	$16,147	$22,368	$193,223	$230,896	$6,729	$9,428

Net realized gains (losses)	2,755	9,509	13,928	32,795	(112,460)	(15,449)	2,364	2,080

Net change in unrealized appreciation (depreciation)	(1,314)	(1,078)	17,796	(14,232)	762,381	(590,336)	7,469	(3,586)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,340	13,360	47,871	40,931	843,144	(374,889)	16,562	7,922

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from capital share transactions	62,049	(68,244)	(41,918)	(22,823)	(475,014)	(32,504)	55,919	(51,241)

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	62,049	(68,244)	(41,918)	(22,823)	(475,014)	(32,504)	55,919	(51,241)

DISTRIBUTIONS PAID:

Distributable earnings	(8,131)	(5,453)	(25,518)	(24,412)	(191,107)	(235,335)	(7,185)	(9,580)

Total Distributions Paid	(8,131)	(5,453)	(25,518)	(24,412)	(191,107)	(235,335)	(7,185)	(9,580)

Total Increase (Decrease) in Net Assets	58,258	(60,337)	(19,565)	(6,304)	177,023	(642,728)	65,296	(52,899)

NET ASSETS:

Beginning of year	194,834	255,171	841,826	848,130	3,153,247	3,795,975	371,803	424,702

End of year	$253,092	$194,834	$822,261	$841,826	$3,330,270	$3,153,247	$437,099	$371,803

See Notes to the Financial Statements.

FIXED INCOME FUNDS    14    NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND
2021	2020	2021	2020	2021	2020	2021	2020

$17	$807	$32,804	$59,395	$29,951	$56,611	$58	$512

409	2,310	6,014	6,529	8,461	6,179	(124)	2,201

(635)	391	27,047	(9,254)	42,673	(30,794)	(884)	375

(209)	3,508	65,865	56,670	81,085	31,996	(950)	3,088

5,612	(4,990)	1,097,096	(265,038)	1,457,215	(210,977)	16,544	817

5,612	(4,990)	1,097,096	(265,038)	1,457,215	(210,977)	16,544	817

(95)	(845)	(39,416)	(62,280)	(36,740)	(56,631)	(1,630)	(534)

(95)	(845)	(39,416)	(62,280)	(36,740)	(56,631)	(1,630)	(534)

5,308	(2,327)	1,123,545	(270,648)	1,501,560	(235,612)	13,964	3,371

58,501	60,828	3,737,559	4,008,207	2,189,187	2,424,799	39,379	36,008

$63,809	$58,501	$4,861,104	$3,737,559	$3,690,747	$2,189,187	$53,343	$39,379

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    15    FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

CORE BOND FUND

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.47	$10.08	$10.02	$10.15	$10.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.15	0.23	0.28	0.26	0.19

Net realized and unrealized gains (losses)	0.18	0.43	0.08	(0.11)	(0.15)

Total from Investment Operations	0.33	0.66	0.36	0.15	0.04

LESS DISTRIBUTIONS PAID:

From net investment income	(0.19)	(0.27)	(0.30)	(0.28)	(0.22)

From net realized gains	(0.18)	—	—	—	(0.07)

Total Distributions Paid	(0.37)	(0.27)	(0.30)	(0.28)	(0.29)

Net Asset Value, End of Year	$10.43	$10.47	$10.08	$10.02	$10.15

Total Return(1)	3.08%	6.57%	3.75%	1.45%	0.36%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$253,092	$194,834	$255,171	$266,835	$259,951

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.40%	0.41%	0.41%	0.41%	0.40%

Expenses, before reimbursements and credits	0.47%	0.47%	0.46%	0.46%	0.46%

Net investment income, net of reimbursements and credits(2)	1.26%	2.33%	2.91%	2.49%	1.87%

Net investment income, before reimbursements and credits	1.19%	2.27%	2.86%	2.44%	1.81%

Portfolio Turnover Rate	326.11%	485.45%	327.61%	424.59%	517.18%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, $15,000, $11,000, $18,000 and $57,000, which represent less than 0.01, less than 0.01, less than 0.01, less than 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS    16    NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

FIXED INCOME FUND

Selected per share data	2021		2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.18		$9.97	$9.94	$10.12	$10.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.19		0.27	0.32	0.31	0.24

Net realized and unrealized gains (losses)	0.38		0.24	0.06	(0.16)	(0.08)

Total from Investment Operations	0.57		0.51	0.38	0.15	0.16

LESS DISTRIBUTIONS PAID:

From net investment income(1)	(0.24)		(0.30)	(0.35)	(0.33)	(0.27)

From net realized gains	(0.06)		—	—	—	—

Total Distributions Paid	(0.30)		(0.30)	(0.35)	(0.33)	(0.27)

Net Asset Value, End of Year	$10.45		$10.18	$9.97	$9.94	$10.12

Total Return(2)	5.63	%(3)	5.11%	3.98%	1.38%	1.58%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$822,261		$841,826	$848,130	$1,190,331	$1,180,510

Ratio to average net assets of:

Expenses, net of reimbursements and credits(4)	0.45%		0.45%	0.45%	0.45%	0.45%

Expenses, before reimbursements and credits	0.49%		0.49%	0.48%	0.48%	0.48%

Net investment income, net of reimbursements and credits(4)	1.83%		2.66%	3.41%	2.95%	2.40%

Net investment income, before reimbursements and credits	1.79%		2.62%	3.38%	2.92%	2.37%

Portfolio Turnover Rate	261.29%		439.40%	283.15%	364.76%	454.23%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 5.62%.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $25,000, $55,000, $32,000, $81,000 and $207,000, which represent less than 0.01, less than 0.01, less than 0.01, less than 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    17    FIXED INCOME FUNDS

FIXED INCOME FUNDS
FINANCIAL HIGHLIGHTS continued

HIGH YIELD FIXED INCOME FUND

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$5.57	$6.60	$6.72	$6.84	$6.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.36	0.40	0.42	0.42	0.40

Net realized and unrealized gains (losses)	1.21	(1.02)	(0.12)	(0.12)	0.42

Total from Investment Operations	1.57	(0.62)	0.30	0.30	0.82

LESS DISTRIBUTIONS PAID:

From net investment income(1)	(0.36)	(0.41)	(0.42)	(0.42)	(0.40)

Total Distributions Paid	(0.36)	(0.41)	(0.42)	(0.42)	(0.40)

Net Asset Value, End of Year	$6.78	$5.57	$6.60	$6.72	$6.84

Total Return(2)	28.40%	(9.96)%	4.64%	4.32%	13.07%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$3,330,270	$3,153,247	$3,795,975	$3,556,517	$4,431,999

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.78%	0.78%	0.78%	0.80%	0.80%

Expenses, before reimbursements and credits	0.83%	0.82%	0.81%	0.81%	0.81%

Net investment income, net of reimbursements and credits(3)	5.62%	6.10%	6.34%	6.00%	5.98%

Net investment income, before reimbursements and credits	5.57%	6.06%	6.31%	5.99%	5.97%

Portfolio Turnover Rate	54.82%	47.65%	52.19%	95.52%	117.53%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $70,000, $94,000, $198,000, $196,000 and $261,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS    18    NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT BOND FUND

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$18.59	$18.67	$18.60	$18.85	$18.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.32	0.45	0.49	0.34	0.27

Net realized and unrealized gains (losses)	0.49	(0.07)	0.07	(0.25)	—

Total from Investment Operations	0.81	0.38	0.56	0.09	0.27

LESS DISTRIBUTIONS PAID:

From net investment income	(0.34)	(0.46)	(0.49)	(0.34)	(0.28)

Total Distributions Paid	(0.34)	(0.46)	(0.49)	(0.34)	(0.28)

Net Asset Value, End of Year	$19.06	$18.59	$18.67	$18.60	$18.85

Total Return(1)	4.34%	2.04%	3.07%	0.45%	1.45%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$437,099	$371,803	$424,702	$487,524	$494,467

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.40%	0.40%	0.40%	0.40%	0.40%

Expenses, before reimbursements and credits	0.45%	0.44%	0.43%	0.43%	0.43%

Net investment income, net of reimbursements and credits(2)	1.64%	2.40%	2.65%	1.79%	1.43%

Net investment income, before reimbursements and credits	1.59%	2.36%	2.62%	1.76%	1.40%

Portfolio Turnover Rate	57.85%	95.09%	125.76%	158.65%	242.73%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $10,000, $11,000, $13,000 and $29,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    19    FIXED INCOME FUNDS

FIXED INCOME FUNDS
FINANCIAL HIGHLIGHTS continued

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.06	$9.60	$9.61	$9.81	$9.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.01	0.14	0.21	0.13	0.07

Net realized and unrealized gains (losses)	(0.03)	0.47	0.02	(0.18)	(0.15)

Total from Investment Operations	(0.02)	0.61	0.23	(0.05)	(0.08)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.02)	(0.15)	(0.24)	(0.15)	(0.08)

Total Distributions Paid	(0.02)	(0.15)	(0.24)	(0.15)	(0.08)

Net Asset Value, End of Year	$10.02	$10.06	$9.60	$9.61	$9.81

Total Return(1)	(0.26)%	6.34%	2.47%	(0.55)%	(0.74)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$63,809	$58,501	$60,828	$113,917	$132,812

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.41%	0.42%	0.42%	0.41%	0.41%

Expenses, before reimbursements and credits	0.54%	0.62%	0.57%	0.51%	0.49%

Net investment income, net of reimbursements and credits(2)	0.02%	1.41%	2.30%	1.32%	0.71%

Net investment income (loss), before reimbursements and credits	(0.11)%	1.21%	2.15%	1.22%	0.63%

Portfolio Turnover Rate	445.85%	838.97%	739.25%	504.54%	905.27%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, $8,000, $8,000, $14,000 and $31,000, which represent less than 0.01, 0.01, 0.01, 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS    20    NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.14	$10.14	$10.09	$10.13	$10.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.08	0.16	0.15	0.10	0.08

Net realized and unrealized gains (losses)	0.08	0.01	0.05	(0.04)	0.01

Total from Investment Operations	0.16	0.17	0.20	0.06	0.09

LESS DISTRIBUTIONS PAID:

From net investment income	(0.08)	(0.16)	(0.15)	(0.10)	(0.08)

From net realized gains	(0.01)	(0.01)	—	— (1)	—

Total Distributions Paid	(0.09)	(0.17)	(0.15)	(0.10)	(0.08)

Net Asset Value, End of Year	$10.21	$10.14	$10.14	$10.09	$10.13

Total Return(2)	1.59%	1.61%	2.06%	0.60%	0.94%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$4,861,104	$3,737,559	$4,008,207	$3,908,876	$3,544,536

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.25%	0.25%	0.25%

Expenses, before reimbursements and credits	0.27%	0.27%	0.26%	0.26%	0.26%

Net investment income, net of reimbursements and credits(3)	0.74%	1.52%	1.55%	1.00%	0.84%

Net investment income, before reimbursements and credits	0.72%	1.50%	1.54%	0.99%	0.83%

Portfolio Turnover Rate	79.08%	70.19%	62.06%	54.39%	51.98%

(1)	Per share amounts were less than $0.01 per share.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $139,000, $175,000, $81,000, $72,000 and $64,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    21    FIXED INCOME FUNDS

FIXED INCOME FUNDS
FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.10	$10.19	$10.15	$10.21	$10.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.11	0.24	0.23	0.15	0.12

Net realized and unrealized gains (losses)	0.23	(0.09)	0.04	(0.06)	0.03

Total from Investment Operations	0.34	0.15	0.27	0.09	0.15

LESS DISTRIBUTIONS PAID:

From net investment income	(0.11)	(0.24)	(0.23)	(0.15)	(0.12)

From net realized gains	(0.02)	—	— (1)	— (1)	—

Total Distributions Paid	(0.13)	(0.24)	(0.23)	(0.15)	(0.12)

Net Asset Value, End of Year	$10.31	$10.10	$10.19	$10.15	$10.21

Total Return(2)	3.29%	1.45%	2.75%	0.96%	1.45%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$3,690,747	$2,189,187	$2,424,799	$2,590,298	$2,207,740

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.25%	0.25%	0.25%

Expenses, before reimbursements and credits	0.28%	0.28%	0.27%	0.26%	0.26%

Net investment income, net of reimbursements and credits(3)	0.94%	2.33%	2.30%	1.51%	1.15%

Net investment income, before reimbursements and credits	0.91%	2.30%	2.28%	1.50%	1.14%

Portfolio Turnover Rate	73.99%	75.95%	59.63%	58.41%	52.98%

(1)	Per share amounts were less than $0.01 per share.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $142,000, $43,000, $44,000, $56,000 and $74,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS    22    NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT FUND

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.17	$9.50	$9.43	$9.64	$9.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.01	0.14	0.21	0.14	0.09

Net realized and unrealized gains (losses)	(0.16)	0.68	0.09	(0.20)	(0.21)

Total from Investment Operations	(0.15)	0.82	0.30	(0.06)	(0.12)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.03)	(0.15)	(0.23)	(0.15)	(0.11)

From net realized gains	(0.28)	—	—	— (1)	—

Total Distributions Paid	(0.31)	(0.15)	(0.23)	(0.15)	(0.11)

Net Asset Value, End of Year	$9.71	$10.17	$9.50	$9.43	$9.64

Total Return(2)	(1.58)%	8.66%	3.29%	(0.62)%	(1.26)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$53,343	$39,379	$36,008	$22,927	$24,013

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.42%	0.43%	0.47%	0.47%	0.45%

Expenses, before reimbursements and credits	0.57%	0.73%	0.93%	0.90%	0.90%

Net investment income, net of reimbursements and credits(3)	0.11%	1.43%	2.33%	1.41%	0.94%

Net investment income (loss), before reimbursements and credits	(0.04)%	1.13%	1.87%	0.98%	0.49%

Portfolio Turnover Rate	517.52%	854.95%	1,074.68%	429.23%	665.24%

(1)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, $4,000, $4,000, $3,000 and $4,000, which represent less than 0.01, less than 0.01, 0.01, less than 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    23    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 2.1%

Commercial Mortgage-Backed Securities – 2.1%

BANK, Series 2019-BN16, Class A4 4.01%, 2/15/52	$1,000	$1,119

Benchmark Mortgage Trust, Series 2018-B2, Class A2 3.66%, 2/15/51	765	796

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5 3.14%, 2/10/48	920	982

DBJPM Mortgage Trust, Series 2016-C3, Class A5 2.89%, 8/10/49	320	339

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5 3.72%, 3/15/50	1,370	1,506

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4 3.10%, 5/15/46	100	104

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5 3.64%, 10/15/48	375	410
		5,256
Total Asset-Backed Securities
(Cost $5,056)		5,256

CORPORATE BONDS – 30.7%

Aerospace & Defense – 0.7%

Boeing (The) Co., 2.20%, 2/4/26	540	538
2.95%, 2/1/30	175	173
3.95%, 8/1/59	140	134

Northrop Grumman Corp., 5.25%, 5/1/50	135	175

Precision Castparts Corp., 4.38%, 6/15/45	135	152

Raytheon Technologies Corp., 4.63%, 11/16/48	290	346
3.13%, 7/1/50	55	53

Teledyne Technologies, Inc., 2.25%, 4/1/28	110	109
		1,680

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 30.7% continued

Airlines – 0.2%

Southwest Airlines Co., 5.13%, 6/15/27	$350	$402

Apparel & Textile Products – 0.3%

VF Corp., 2.40%, 4/23/25	410	427
2.95%, 4/23/30	240	249
		676

Automobiles Manufacturing – 0.6%

American Honda Finance Corp., 2.30%, 9/9/26	300	314

General Motors Co., 6.75%, 4/1/46	220	296

General Motors Financial Co., Inc., 2.70%, 8/20/27	550	560

Toyota Motor Credit Corp., 2.15%, 2/13/30	300	298
		1,468

Banks – 0.3%

Wells Fargo & Co., 3.00%, 10/23/26	400	428
(Variable, U.S. SOFR + 4.50%), 5.01%, 4/4/51 (1)	220	281
		709

Biotechnology – 0.4%

Amgen, Inc., 3.13%, 5/1/25	295	317
2.30%, 2/25/31	255	252

Gilead Sciences, Inc., 2.60%, 10/1/40	185	170
2.80%, 10/1/50	185	164

Regeneron Pharmaceuticals, Inc., 2.80%, 9/15/50	125	108
		1,011

Cable & Satellite – 0.5%

Charter Communications Operating LLC/Charter Communications Operating Capital, 5.05%, 3/30/29	250	287
5.13%, 7/1/49	270	303

Comcast Corp., 4.70%, 10/15/48	295	363

See Notes to the Financial Statements.

FIXED INCOME FUNDS    24    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 30.7% continued

Cable & Satellite – 0.5% continued

Cox Communications, Inc., 2.95%, 10/1/50 (2)	$205	$181

Time Warner Cable LLC, 5.88%, 11/15/40	200	248
		1,382

Chemicals – 1.2%

Avery Dennison Corp., 2.65%, 4/30/30	350	352

Dow Chemical (The) Co., 3.63%, 5/15/26	200	220
3.60%, 11/15/50	100	101

DuPont de Nemours, Inc., 2.17%, 5/1/23	1,020	1,024

LYB International Finance III LLC, 2.25%, 10/1/30	100	96
4.20%, 5/1/50	100	107

NewMarket Corp., 2.70%, 3/18/31	330	322

PPG Industries, Inc., 2.55%, 6/15/30	200	202

RPM International, Inc., 4.55%, 3/1/29	260	292

Sherwin-Williams (The) Co., 3.95%, 1/15/26	200	222
		2,938

Commercial Finance – 0.3%

Air Lease Corp., 3.00%, 2/1/30	130	127

GATX Corp., 4.00%, 6/30/30	185	204
3.10%, 6/1/51	125	112

GE Capital Funding LLC, 3.45%, 5/15/25 (2)	250	270
		713

Communications Equipment – 0.2%

Apple, Inc., 2.65%, 2/8/51	360	328

Motorola Solutions, Inc., 2.30%, 11/15/30	280	265
		593

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 30.7% continued

Construction Materials Manufacturing – 0.3%

Carlisle Cos., Inc., 2.75%, 3/1/30	$360	$363

Martin Marietta Materials, Inc., 2.50%, 3/15/30	300	298
		661

Consumer Finance – 0.8%

Ally Financial, Inc., 5.80%, 5/1/25	320	371

Fidelity National Information Services, Inc., 1.15%, 3/1/26	325	320
3.10%, 3/1/41	60	59

Fiserv, Inc., 3.20%, 7/1/26	445	479

Global Payments, Inc., 1.20%, 3/1/26	310	305
4.15%, 8/15/49	230	250

Western Union (The) Co., 2.75%, 3/15/31	360	344
		2,128

Consumer Services – 0.1%

Block Financial LLC, 3.88%, 8/15/30	275	284

Containers & Packaging – 0.2%

Berry Global, Inc., 1.57%, 1/15/26 (2)	115	113

Graphic Packaging International LLC, 1.51%, 4/15/26 (2)	245	243

Packaging Corp. of America, 3.40%, 12/15/27	109	119
		475

Design, Manufacturing & Distribution – 0.1%

Jabil, Inc., 3.60%, 1/15/30	140	146

Diversified Banks – 2.2%

Bank of America Corp.,
(Variable, ICE LIBOR USD 3M + 2.66%), 4.30%, 1/28/25 (1) (3)	595	596
(Variable, U.S. SOFR + 2.15%), 2.59%, 4/29/31 (1)	250	249
(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 3/20/51 (1)	500	557

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    25    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 30.7% continued

Diversified Banks – 2.2% continued

Citigroup, Inc.,
(Variable, ICE LIBOR USD 3M + 1.15%), 3.52%, 10/27/28 (1)	$370	$400
(Variable, U.S. SOFR + 3.91%), 4.41%, 3/31/31 (1)	535	608
8.13%, 7/15/39	500	819

JPMorgan Chase & Co.,
(Variable, U.S. SOFR + 3.38%), 5.00%, 8/1/24 (1) (3)	650	672
3.88%, 9/10/24	165	181
(Variable, U.S. SOFR + 3.13%), 4.60%, 2/1/25 (1) (3)	415	420
(Variable, U.S. SOFR + 1.85%), 2.08%, 4/22/26 (1)	300	308
(Variable, U.S. SOFR + 0.70%), 1.04%, 2/4/27 (1)	370	361
(Variable, U.S. SOFR + 1.07%), 1.95%, 2/4/32 (1)	435	412
		5,583

Educational Services – 0.0%

Massachusetts Institute of Technology, 2.99%, 7/1/50	50	51

President and Fellows of Harvard College, 4.88%, 10/15/40	50	65
		116

Electrical Equipment Manufacturing – 0.6%

Acuity Brands Lighting, Inc., 2.15%, 12/15/30	295	279

Carrier Global Corp., 3.38%, 4/5/40	135	134

Hubbell, Inc., 2.30%, 3/15/31	240	235

Keysight Technologies, Inc., 4.55%, 10/30/24	83	92
3.00%, 10/30/29	280	290

Vontier Corp., 1.80%, 4/1/26 (2)	250	249
2.40%, 4/1/28 (2)	250	246
		1,525

Entertainment Content – 0.6%

Discovery Communications LLC, 3.63%, 5/15/30	300	321

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 30.7% continued

Entertainment Content – 0.6% continued

ViacomCBS, Inc., 3.70%, 6/1/28	$290	$314
4.95%, 5/19/50	135	158

Walt Disney (The) Co., 1.75%, 1/13/26	255	261
2.20%, 1/13/28	255	260
3.50%, 5/13/40	190	200
		1,514

Exploration & Production – 0.3%

ConocoPhillips, 6.50%, 2/1/39	100	142

Diamondback Energy, Inc., 3.13%, 3/24/31	370	369

Hess Corp., 7.13%, 3/15/33	265	337
		848

Financial Services – 1.8%

Ares Capital Corp., 4.25%, 3/1/25	215	230

Charles Schwab (The) Corp.,
(Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/1/27 (1) (3)	185	191

FMR LLC, 6.45%, 11/15/39 (2)	175	241

FS KKR Capital Corp., 4.13%, 2/1/25	635	653

Goldman Sachs BDC, Inc., 3.75%, 2/10/25	195	206

Goldman Sachs Group (The), Inc., 3.50%, 4/1/25	310	336
6.25%, 2/1/41	400	564

Intercontinental Exchange, Inc., 2.65%, 9/15/40	300	276

Jefferies Group LLC, 2.75%, 10/15/32	225	220

Morgan Stanley,
(Variable, U.S. SOFR + 1.99%), 2.19%, 4/28/26 (1)	275	284
(Variable, U.S. SOFR + 1.14%), 2.70%, 1/22/31 (1)	540	549
(Variable, U.S. SOFR + 1.03%), 1.79%, 2/13/32 (1)	405	376

See Notes to the Financial Statements.

FIXED INCOME FUNDS    26    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 30.7% continued

Financial Services – 1.8% continued

Nasdaq, Inc., 1.65%, 1/15/31	$320	$293

State Street Corp., (Variable, U.S. SOFR + 2.65%), 3.15%, 3/30/31 (1)	95	101
		4,520

Food & Beverage – 1.1%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/1/26	205	225
4.90%, 2/1/46	415	491

Coca-Cola (The) Co., 7.38%, 7/29/93	110	186

Conagra Brands, Inc., 1.38%, 11/1/27	200	193

Constellation Brands, Inc., 2.88%, 5/1/30	195	199

Flowers Foods, Inc., 2.40%, 3/15/31	120	117

Hormel Foods Corp., 1.80%, 6/11/30	165	158

Kellogg Co., 2.10%, 6/1/30	420	408

McCormick & Co., Inc., 1.85%, 2/15/31	220	207

Pernod Ricard International Finance LLC, 1.25%, 4/1/28 (2)	200	188
1.63%, 4/1/31 (2)	205	188

Tyson Foods, Inc., 4.35%, 3/1/29	155	176

		2,736

Hardware – 0.7%

Dell International LLC/EMC Corp., 5.85%, 7/15/25 (2)	560	653
8.10%, 7/15/36 (2)	355	520

Hewlett Packard Enterprise Co., 4.65%, 10/1/24	235	262
6.35%, 10/15/45	335	435

		1,870

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 30.7% continued

Health Care Facilities & Services – 0.7%

Cigna Corp., 1.25%, 3/15/26	$330	$326
3.40%, 3/15/51	240	236

CVS Health Corp., 5.05%, 3/25/48	565	691

Quest Diagnostics, Inc., 2.80%, 6/30/31	90	91

RWJ Barnabas Health, Inc., 3.48%, 7/1/49	365	371

		1,715

Home Improvement – 0.1%

Masco Corp., 1.50%, 2/15/28	110	105
3.13%, 2/15/51	120	112

Stanley Black & Decker, Inc., 2.75%, 11/15/50	155	141

		358

Homebuilders – 0.1%

D.R. Horton, Inc., 1.40%, 10/15/27	300	291

Industrial Other – 0.0%

Emerson Electric Co., 2.75%, 10/15/50	95	87

Integrated Oils – 0.4%

BP Capital Markets America, Inc., 1.75%, 8/10/30	600	566

Chevron U.S.A., Inc., 5.25%, 11/15/43	235	303

Exxon Mobil Corp., 4.33%, 3/19/50	190	218

		1,087

Internet Media – 0.1%

Expedia Group, Inc., 2.95%, 3/15/31(2)	125	123

Life Insurance – 0.5%

Aflac, Inc., 1.13%, 3/15/26	235	233

Athene Global Funding, 2.50%, 3/24/28 (2)	370	369

Protective Life Corp., 8.45%, 10/15/39	430	650

		1,252

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    27    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 30.7% continued

Machinery Manufacturing – 0.3%

CNH Industrial Capital LLC, 1.88%, 1/15/26	$615	$622

IDEX Corp., 3.00%, 5/1/30	90	93

Xylem, Inc., 2.25%, 1/30/31	120	118
		833

Managed Care – 0.3%

Anthem, Inc., 2.38%, 1/15/25	175	183
4.65%, 1/15/43	380	449
		632

Mass Merchants – 0.2%

Dollar General Corp., 3.50%, 4/3/30	235	253
4.13%, 4/3/50	335	370
		623

Medical Equipment & Devices Manufacturing – 0.2%

Alcon Finance Corp., 2.60%, 5/27/30 (2)	210	210

Boston Scientific Corp., 1.90%, 6/1/25	185	190
		400

Metals & Mining – 0.1%

Glencore Funding LLC, 3.88%, 10/27/27 (2)	115	126

Southern Copper Corp., 6.75%, 4/16/40	100	138
		264

Oil & Gas Services & Equipment – 0.2%

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 4.08%, 12/15/47	85	90

Halliburton Co., 2.92%, 3/1/30	100	100
5.00%, 11/15/45	100	111

NOV, Inc., 3.60%, 12/1/29	155	156
		457

Pharmaceuticals – 0.3%

AbbVie, Inc., 2.60%, 11/21/24	330	348

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 30.7% continued

Pharmaceuticals – 0.3% continued

Merck & Co., Inc., 2.45%, 6/24/50	$190	$168

Mylan, Inc., 5.20%, 4/15/48	175	201
		717

Pipeline – 0.9%

Boardwalk Pipelines L.P., 4.80%, 5/3/29	240	265

Energy Transfer Operating L.P., 4.20%, 9/15/23	205	219

Kinder Morgan, Inc., 4.30%, 6/1/25	200	223
2.00%, 2/15/31	400	370

MPLX L.P., 4.13%, 3/1/27	200	222
4.50%, 4/15/38	200	218

ONEOK, Inc., 4.00%, 7/13/27	300	325

Sunoco Logistics Partners Operations L.P., 3.90%, 7/15/26	435	468
		2,310

Power Generation – 0.2%

Liberty Utilities Finance GP 1, 2.05%, 9/15/30 (2)	360	337

NRG Energy, Inc., 2.45%, 12/2/27 (2)	115	114
		451

Property & Casualty Insurance – 0.5%

Allstate (The) Corp., 4.50%, 6/15/43	150	177

Berkshire Hathaway Finance Corp., 1.85%, 3/12/30	60	59
2.85%, 10/15/50	155	142

Brown & Brown, Inc., 2.38%, 3/15/31	270	259

Chubb INA Holdings, Inc., 3.35%, 5/3/26	100	109
1.38%, 9/15/30	100	91

Marsh & McLennan Cos., Inc., 3.75%, 3/14/26	100	110
4.90%, 3/15/49	100	127

See Notes to the Financial Statements.

FIXED INCOME FUNDS    28    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 30.7% continued

Property & Casualty Insurance – 0.5% continued

Progressive (The) Corp., 3.20%, 3/26/30	$50	$54

Travelers (The) Cos., Inc., 2.55%, 4/27/50	100	89

Willis North America, Inc., 2.95%, 9/15/29	50	52
		1,269

Railroad – 0.1%

Burlington Northern Santa Fe LLC, 3.05%, 2/15/51	115	111

Union Pacific Corp., 3.25%, 2/5/50	215	211
		322

Real Estate – 2.3%

Alexandria Real Estate Equities, Inc., 3.00%, 5/18/51	475	431

American Campus Communities Operating Partnership L.P., 2.85%, 2/1/30	249	249

American Tower Corp., 3.13%, 1/15/27	460	489

AvalonBay Communities, Inc., 2.30%, 3/1/30	100	99

Boston Properties L.P., 3.20%, 1/15/25	405	433
2.55%, 4/1/32	440	422

Brixmor Operating Partnership L.P., 4.05%, 7/1/30	145	156

Crown Castle International Corp., 1.05%, 7/15/26	370	357

Equinix, Inc., 3.20%, 11/18/29	247	257

ERP Operating L.P., 3.25%, 8/1/27	100	108

Essex Portfolio L.P., 2.65%, 3/15/32	180	177

Healthcare Realty Trust, Inc., 2.40%, 3/15/30	285	277

Healthcare Trust of America Holdings L.P., 3.75%, 7/1/27	50	55

Healthpeak Properties, Inc., 3.25%, 7/15/26	165	178

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 30.7% continued

Real Estate – 2.3% continued

Kimco Realty Corp., 2.70%, 10/1/30	$100	$99

National Retail Properties, Inc., 3.10%, 4/15/50	200	180

Omega Healthcare Investors, Inc., 3.38%, 2/1/31	100	99

Realty Income Corp., 4.13%, 10/15/26	200	226

Simon Property Group L.P., 2.65%, 7/15/30	400	401

STORE Capital Corp., 2.75%, 11/18/30	200	196

Ventas Realty L.P., 4.40%, 1/15/29	55	61

VEREIT Operating Partnership L.P., 3.40%, 1/15/28	90	95
2.20%, 6/15/28	200	196

Welltower, Inc., 2.70%, 2/15/27	200	208

Weyerhaeuser Co., 4.00%, 11/15/29	415	461
		5,910

Refining & Marketing – 0.2%

Marathon Petroleum Corp., 3.80%, 4/1/28	315	340

Phillips 66, 2.15%, 12/15/30	200	189
		529

Restaurants – 0.1%

Starbucks Corp., 3.50%, 11/15/50	190	190

Retail - Consumer Discretionary – 1.0%

Advance Auto Parts, Inc., 1.75%, 10/1/27	230	226

Best Buy Co., Inc., 1.95%, 10/1/30	305	287

eBay, Inc., 3.60%, 6/5/27	195	212

Genuine Parts Co., 1.88%, 11/1/30	200	184

Home Depot (The), Inc., 2.50%, 4/15/27	160	169

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    29    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 30.7% continued

Retail - Consumer Discretionary – 1.0% continued

Lowe’s Cos., Inc., 1.30%, 4/15/28	$285	$270

O’Reilly Automotive, Inc., 1.75%, 3/15/31	275	254

Ross Stores, Inc., 4.60%, 4/15/25	260	292
0.88%, 4/15/26	300	290

TJX (The) Cos., Inc., 1.60%, 5/15/31	285	266

Tractor Supply Co., 1.75%, 11/1/30	195	180
		2,630

Retail - Consumer Staples – 0.2%

Sysco Corp., 3.30%, 2/15/50	485	452

Semiconductors – 0.4%

Broadcom, Inc., 3.15%, 11/15/25	300	319
4.30%, 11/15/32	360	392
3.50%, 2/15/41 (2)	120	114

KLA Corp., 5.65%, 11/1/34	115	144
3.30%, 3/1/50	140	134
		1,103

Software & Services – 1.4%

Broadridge Financial Solutions, Inc., 2.90%, 12/1/29	236	241

Citrix Systems, Inc., 4.50%, 12/1/27	490	558

Equifax, Inc., 3.10%, 5/15/30	270	280

Fortinet, Inc., 1.00%, 3/15/26	120	117
2.20%, 3/15/31	130	126

Infor, Inc., 1.75%, 7/15/25 (2)	210	212

Leidos, Inc., 3.63%, 5/15/25 (2)	95	103

Moody’s Corp., 4.25%, 2/1/29	315	357

Oracle Corp., 2.30%, 3/25/28	305	308
3.65%, 3/25/41	245	247

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 30.7% continued

Software & Services – 1.4% continued
3.60%, 4/1/50	$215	$208

Roper Technologies, Inc., 3.80%, 12/15/26	110	122
2.00%, 6/30/30	175	167

ServiceNow, Inc., 1.40%, 9/1/30	95	86

Verisk Analytics, Inc., 3.63%, 5/15/50	105	103

Vmware, Inc., 4.70%, 5/15/30	300	346
		3,581

Supermarkets & Pharmacies – 0.1%

7-Eleven, Inc., 2.50%, 2/10/41(2)	240	217

Tobacco – 0.7%

Altria Group, Inc., 3.40%, 2/4/41	485	448

BAT Capital Corp., 4.70%, 4/2/27	630	709

Philip Morris International, Inc., 1.75%, 11/1/30	320	299

Reynolds American, Inc., 5.85%, 8/15/45	310	365
		1,821

Transportation & Logistics – 0.5%

FedEx Corp., 3.80%, 5/15/25	330	363

JB Hunt Transport Services, Inc., 3.88%, 3/1/26	310	342

Penske Truck Leasing Co. L.P./PTL Finance Corp., 4.00%, 7/15/25 (2)	490	538

Ryder System, Inc., 2.90%, 12/1/26	100	106
		1,349

Travel & Lodging – 0.1%

Marriott International, Inc., 3.13%, 6/15/26	200	209

Utilities – 3.3%

AES (The) Corp., 1.38%, 1/15/26 (2)	340	331

See Notes to the Financial Statements.

FIXED INCOME FUNDS    30    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 30.7% continued

Utilities – 3.3% continued

Ameren Corp., 3.50%, 1/15/31	$500	$530

American Electric Power Co., Inc., 3.25%, 3/1/50	260	240

Avangrid, Inc., 3.80%, 6/1/29	265	291

Berkshire Hathaway Energy Co., 1.65%, 5/15/31	340	316
2.85%, 5/15/51	235	210

CenterPoint Energy, Inc., 2.95%, 3/1/30	415	425

Consolidated Edison Co. of New York, Inc., 3.00%, 12/1/60	225	195

Dominion Energy, Inc., 3.07%, 8/15/24	165	176

DTE Energy Co., 1.05%, 6/1/25	370	365

Duke Energy Corp., 0.90%, 9/15/25	500	489
4.20%, 6/15/49	185	195

East Ohio Gas (The) Co., 3.00%, 6/15/50 (2)	290	269

Entergy Texas, Inc., 1.75%, 3/15/31	290	269

Eversource Energy, 1.65%, 8/15/30	335	310

Exelon Corp., 5.63%, 6/15/35	380	478

Georgia Power Co., 3.25%, 3/15/51	360	342

NextEra Energy Capital Holdings, Inc., 3.50%, 4/1/29	370	396
2.25%, 6/1/30	310	303

NiSource, Inc., 3.60%, 5/1/30	200	217

Pacific Gas and Electric Co., 4.95%, 7/1/50	235	242

PPL Capital Funding, Inc., 4.00%, 9/15/47	185	198

Public Service Enterprise Group, Inc., 0.80%, 8/15/25	370	360

San Diego Gas & Electric Co., 1.70%, 10/1/30	200	188

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 30.7% continued

Utilities – 3.3% continued

Southern (The) Co., 3.70%, 4/30/30	$310	$335

Southern California Gas Co., 2.60%, 6/15/26	200	211

Xcel Energy, Inc., 2.60%, 12/1/29	450	454
		8,335

Waste & Environment Services & Equipment – 0.1%

Republic Services, Inc., 1.75%, 2/15/32	335	310

Wireless Telecommunications Services – 1.6%

AT&T, Inc., 2.55%, 12/1/33 (2)	332	315
6.55%, 6/15/34	560	730
5.35%, 12/15/43	373	426

T-Mobile U.S.A., Inc., 3.50%, 4/15/25 (2)	490	529
3.60%, 11/15/60 (2)	225	214

Verizon Communications, Inc., 1.45%, 3/20/26	215	215
1.75%, 1/20/31	295	275
2.55%, 3/21/31	215	214
4.40%, 11/1/34	305	348
3.40%, 3/22/41	360	364
3.55%, 3/22/51	360	358
		3,988
Total Corporate Bonds
(Cost $78,620)		77,793

FOREIGN ISSUER BONDS – 9.2%

Banks – 1.4%

Australia & New Zealand Banking Group Ltd.,
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.29%), 2.95%, 7/22/30 (1) (2)	645	666

BPCE S.A., 3.50%, 10/23/27 (2)	185	200
(Variable, U.S. SOFR + 1.31%), 2.28%, 1/20/32 (1) (2)	335	324

Deutsche Bank A.G.,
(Variable, U.S. SOFR + 3.04%), 3.55%, 9/18/31 (1)	435	449

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    31    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Banks – 1.4% continued

Lloyds Banking Group PLC,
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.44%, 2/5/26 (1)	$190	$197

National Australia Bank Ltd.,
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.88%), 3.93%, 8/2/34 (1) (2)	255	270

Nationwide Building Society, 1.00%, 8/28/25 (2)	520	511

Westpac Banking Corp.,
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.35%), 2.89%, 2/4/30 (1)	495	510
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 7/24/34 (1)	270	288
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.75%), 2.67%, 11/15/35 (1)	250	237
		3,652

Biotechnology – 0.2%

Royalty Pharma PLC, 1.75%, 9/2/27 (2)	205	199
3.30%, 9/2/40 (2)	90	87
3.55%, 9/2/50 (2)	250	237
		523

Chemicals – 0.1%

Nutrien Ltd., 4.00%, 12/15/26	200	224

Commercial Finance – 0.4%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 1/30/26	205	199
4.63%, 10/15/27	185	203

Aircastle Ltd., 4.25%, 6/15/26	215	228

Avolon Holdings Funding Ltd., 3.25%, 2/15/27 (2)	295	292
		922

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Design, Manufacturing & Distribution – 0.3%

Flex Ltd., 4.75%, 6/15/25	$375	$418
4.88%, 6/15/29	300	339
		757

Diversified Banks – 2.2%

Barclays PLC,
(Variable, U.S. SOFR + 2.71%), 2.85%, 5/7/26 (1)	400	419
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.90%), 2.65%, 6/24/31 (1)	400	393

BNP Paribas S.A.,
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.94%), 4.50%, 2/25/30 (1) (2) (3)	170	168
(Variable, U.S. SOFR + 1.51%), 3.05%, 1/13/31 (1) (2)	150	154

Credit Agricole S.A., 3.25%, 1/14/30 (2)	250	257

HSBC Holdings PLC, 4.30%, 3/8/26	600	671
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.22%), 4.00%, 3/9/26 (1) (3)	165	164
(Variable, U.S. SOFR + 1.95%), 2.36%, 8/18/31 (1)	600	577

Mitsubishi UFJ Financial Group, Inc., 3.85%, 3/1/26	400	441
2.05%, 7/17/30	400	384

Natwest Group PLC,
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.55%), 3.07%, 5/22/28 (1)	500	520

Societe Generale S.A., 2.63%, 10/16/24 (2)	500	521
3.63%, 3/1/41 (2)	250	240

Standard Chartered PLC,
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.46%, 1/14/27 (1) (2)	165	161

Sumitomo Mitsui Financial Group, Inc., 2.13%, 7/8/30	400	386
		5,456

See Notes to the Financial Statements.

FIXED INCOME FUNDS    32    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Electrical Equipment Manufacturing – 0.4%

Johnson Controls International PLC, 4.63%, 7/2/44	$205	$240
5.13%, 9/14/45	34	42

Siemens Financieringsmaatschappij N.V., 1.20%, 3/11/26 (2)	365	360
2.88%, 3/11/41 (2)	370	358
		1,000

Exploration & Production – 0.1%

Canadian Natural Resources Ltd., 2.95%, 7/15/30	200	199

Financial Services – 0.9%

Credit Suisse Group A.G.,
(Variable, U.S. SOFR + 2.04%), 2.19%, 6/5/26 (1) (2)	565	574
(Variable, U.S. SOFR + 3.73%), 4.19%, 4/1/31 (1) (2)	235	256

LSEGA Financing PLC, 4/6/26 (2) (4)	370	366
4/6/28 (2) (4)	370	366

UBS Group A.G.,
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.10%, 2/11/32 (1) (2)	625	591
		2,153

Food & Beverage – 0.1%

Coca-Cola Femsa S.A.B. de C.V., 1.85%, 9/1/32	205	187

Hardware – 0.0%

Lenovo Group Ltd., 3.42%, 11/2/30(2)	105	106

Integrated Oils – 0.5%

Cenovus Energy, Inc., 6.75%, 11/15/39	535	666

Shell International Finance B.V., 4.38%, 5/11/45	250	290

Total Capital International S.A., 2.83%, 1/10/30	200	208
3.13%, 5/29/50	145	136
		1,300

Internet Media – 0.3%

Baidu, Inc., 1.72%, 4/9/26	400	398

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Internet Media – 0.3% continued

Prosus N.V., 3.83%, 2/8/51 (2)	$180	$158

Tencent Holdings Ltd., 2.99%, 1/19/23 (2)	305	316
		872

Life Insurance – 0.1%

Athene Holding Ltd., 3.50%, 1/15/31	310	318

Medical Equipment & Devices Manufacturing – 0.1%

Smith & Nephew PLC, 2.03%, 10/14/30	285	268

Metals & Mining – 0.1%

Barrick PD Australia Finance Pty. Ltd., 5.95%, 10/15/39	50	65

BHP Billiton Finance U.S.A. Ltd., 5.00%, 9/30/43	150	194

Vale Overseas Ltd., 3.75%, 7/8/30	100	105
		364

Oil & Gas Services & Equipment – 0.0%

Schlumberger Investment S.A., 2.65%, 6/26/30	100	101

Pharmaceuticals – 0.1%

GlaxoSmithKline Capital PLC, 3.00%, 6/1/24	190	203

Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	105	113
		316

Retail - Consumer Discretionary – 0.1%

Alibaba Group Holding Ltd., 2.70%, 2/9/41	280	254

Semiconductors – 0.3%

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27	505	548

NXP B.V./NXP Funding LLC/NXP U.S.A., Inc., 2.70%, 5/1/25 (2)	95	100
		648

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    33    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Sovereigns – 0.8%

Colombia Government International Bond, 3.00%, 1/30/30	$250	$245

Indonesia Government International Bond, 3.85%, 10/15/30	200	220

Israel Government International Bond, 2.75%, 7/3/30	200	209

Mexico Government International Bond, 3.25%, 4/16/30	250	252
4.50%, 1/31/50	250	252

Panama Government International Bond, 4.50%, 4/16/50	200	220

Peruvian Government International Bond, 2.84%, 6/20/30	150	152

Philippine Government International Bond, 3.75%, 1/14/29	250	277

Uruguay Government International Bond, 5.10%, 6/18/50	100	123
		1,950

Waste & Environment Services & Equipment – 0.1%

Waste Connections, Inc., 2.60%, 2/1/30	215	216
3.05%, 4/1/50	90	84
		300

Wireless Telecommunications Services – 0.3%

Orange S.A., 5.38%, 1/13/42	100	129

Rogers Communications, Inc., 2.90%, 11/15/26	200	212

Vodafone Group PLC, 4.38%, 5/30/28	200	230
4.25%, 9/17/50	200	220
		791

Wireline Telecommunications Services – 0.3%

British Telecommunications PLC, 5.13%, 12/4/28	330	388

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Wireline Telecommunications Services – 0.3% continued

Telefonica Emisiones S.A., 4.10%, 3/8/27	$300	$335
		723

Total Foreign Issuer Bonds
(Cost $23,917)		23,384

U.S. GOVERNMENT AGENCIES – 25.9% (5)

Fannie Mae – 19.5%

Pool #535714, 7.50%, 1/1/31	4	4

Pool #555599, 7.00%, 4/1/33	11	13

Pool #555691, 5.00%, 7/1/33	244	282

Pool #712130, 7.00%, 6/1/33	6	7

Pool #735503, 6.00%, 4/1/35	140	163

Pool #889641, 5.50%, 8/1/37	191	223

Pool #995026, 6.00%, 9/1/36	168	201

Pool #995802, 5.50%, 12/1/35	195	229

Pool #AB5209, 3.00%, 5/1/32	364	379

Pool #AD0248, 5.50%, 11/1/37	320	374

Pool #AD0494, 5.50%, 8/1/37	197	227

Pool #AD0925, 5.00%, 4/1/40	191	221

Pool #AL0065, 4.50%, 4/1/41	687	773

Pool #AL5119, 4.00%, 4/1/34	206	227

Pool #AL6041, 4.00%, 8/1/33	1,208	1,325

Pool #AL7497, 3.50%, 9/1/40	418	451

Pool #AL8352, 3.00%, 10/1/44	1,452	1,543

See Notes to the Financial Statements.

FIXED INCOME FUNDS    34    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 25.9% (5) continued

Fannie Mae – 19.5% continued

Pool #AQ5150, 2.50%, 11/1/42	$1,055	$1,092

Pool #AS3655, 4.50%, 10/1/44	273	303

Pool #AS5722, 3.50%, 9/1/45	138	148

Pool #AS6520, 3.50%, 1/1/46	472	505

Pool #AS6730, 3.50%, 2/1/46	637	682

Pool #AS7088, 2.50%, 5/1/31	187	194

Pool #AS7568, 4.50%, 7/1/46	918	1,010

Pool #AS8984, 4.50%, 3/1/47	209	229

Pool #BD7081, 4.00%, 3/1/47	759	822

Pool #BE3619, 4.00%, 5/1/47	759	821

Pool #BH4092, 4.50%, 10/1/47	526	577

Pool #BH6175, 3.50%, 7/1/47	160	171

Pool #BJ0686, 4.00%, 4/1/48	316	339

Pool #BM1761, 4.00%, 8/1/44	213	235

Pool #BM4056, 4.00%, 3/1/45	262	289

Pool #BM4413, 4.50%, 12/1/47	696	761

Pool #BM5168, 2.50%, 6/1/46	444	460

Pool #BM5969, 3.00%, 11/1/46	1,395	1,482

Pool #BM5984, 5.00%, 5/1/49	170	188

Pool #BM5996, 5.00%, 12/1/48	126	139

Pool #BP6499, 3.00%, 7/1/50	529	552

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 25.9% (5) continued

Fannie Mae – 19.5% continued

Pool #BP6675, 2.50%, 9/1/40	$676	$700

Pool #CA6422, 3.00%, 7/1/50	717	752

Pool #FM0057, 2.50%, 5/1/32	1,692	1,768

Pool #FM1303, 3.00%, 1/1/48	743	786

Pool #FM1472, 3.50%, 3/1/34	137	148

Pool #FM1572, 3.00%, 9/1/48	214	225

Pool #FM2053, 3.50%, 8/1/44	1,153	1,248

Pool #FM2483, 3.50%, 2/1/33	873	936

Pool #FM2671, 4.00%, 1/1/48	225	245

Pool #FM3173, 3.50%, 7/1/47	669	724

Pool #FM3201, 3.50%, 4/1/34	305	329

Pool #FM3266, 3.00%, 4/1/48	1,341	1,422

Pool #FM3523, 3.00%, 11/1/34	779	823

Pool #FM3727, 3.00%, 7/1/50	548	572

Pool #FM4172, 3.50%, 12/1/36	1,456	1,561

Pool #FM4491, 3.50%, 12/1/36	1,563	1,685

Pool #FM4605, 3.00%, 8/1/37	1,508	1,593

Pool #FM4768, 6.00%, 7/1/41	186	223

Pool #FM5237, 5.00%, 7/1/47	278	322

Pool #FM5383, 4.00%, 6/1/45	894	985

Pool #MA2232, 3.50%, 4/1/35	379	408

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    35    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 25.9% (5) continued

Fannie Mae – 19.5% continued

Pool #MA2864, 3.50%, 1/1/47	$588	$628

Pool #MA3088, 4.00%, 8/1/47	483	523

Pool #MA3183, 4.00%, 11/1/47	955	1,030

Pool #MA3184, 4.50%, 11/1/47	899	986

Pool #MA3211, 4.00%, 12/1/47	1,012	1,092

Pool #MA3448, 5.00%, 8/1/48	299	331

Pool #MA4186, 3.00%, 10/1/35	258	272

Pool TBA, 4/1/51(4)	9,330	9,270
		49,228

Freddie Mac – 2.6%

Freddie Mac Multifamily Structured Pass Through Certificates, Series K730, Class A2, 3.59%, 1/25/25	460	503

Freddie Mac REMICS, Series 3013, Class HZ, 5.00%, 8/15/35	365	421

Pool #1B3575,
(Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 11.40% Cap), 2.42%, 9/1/37(6)	4	4

Pool #1G2296,
(Floating, ICE LIBOR USD 1Y + 2.09%, 2.09% Floor, 11.34% Cap), 2.46%, 11/1/37(6)	10	10

Pool #RD5026, 3.00%, 4/1/30	129	137

Pool #SB0084, 3.00%, 2/1/32	254	270

Pool #SB0216, 3.00%, 12/1/32	178	188

Pool #SB0328, 3.00%, 6/1/34	580	612

Pool #SB0329, 3.00%, 9/1/32	768	816

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 25.9% (5) continued

Freddie Mac – 2.6% continued

Pool #SD0033, 3.00%, 12/1/47	$250	$265

Pool #ZK7457, 3.50%, 2/1/29	273	293

Pool #ZM4714, 3.50%, 11/1/47	876	930

Pool #ZM5332, 3.00%, 1/1/48	462	482

Pool #ZS4687, 2.50%, 11/1/46	247	255

Pool #ZT0714, 5.00%, 10/1/48	315	349

Pool #ZT1333, 2.50%, 10/1/31	1,053	1,104
		6,639

Freddie Mac Gold – 1.9%

Pool #A48052, 5.50%, 12/1/35	98	115

Pool #G16396, 3.50%, 2/1/33	149	160

Pool #G60948, 3.00%, 1/1/47	267	283

Pool #G61257, 3.00%, 11/1/46	2,312	2,425

Pool #Q15842, 3.00%, 2/1/43	512	545

Pool #Q42460, 4.00%, 6/1/46	110	120

Pool #Q44452, 3.00%, 11/1/46	803	844

Pool #Q63667, 4.50%, 5/1/49	221	240
		4,732

Government National Mortgage Association – 0.2%

Government National Mortgage Association, Series 2017-95, Class QG, 2.50%, 8/20/46	451	477

Government National Mortgage Association I – 0.2%

Pool #604183, 5.50%, 4/15/33	2	3

Pool #633627, 5.50%, 9/15/34	3	3

See Notes to the Financial Statements.

FIXED INCOME FUNDS    36    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 25.9% (5) continued

Government National Mortgage Association I – 0.2% continued

Pool #757013, 3.50%, 12/15/40	$539	$580
		586

Government National Mortgage Association II – 1.5%

Pool #784801, 3.50%, 6/20/47	535	577

Pool #784832, 2.50%, 10/20/45	749	781

Pool #MA0089, 4.00%, 5/20/42	716	799

Pool #MA0782, 3.00%, 2/20/43	582	619

Pool #MA0850, 2.50%, 3/20/43	347	362

Pool #MA1287, 4.50%, 9/20/43	136	152

Pool #MA1996, 4.00%, 6/20/44	139	153

Pool #MA2755, 4.00%, 4/20/45	106	117

Pool #MA3666, 5.00%, 5/20/46	256	294
		3,854
Total U.S. Government Agencies
(Cost $64,831)		65,516

U.S. GOVERNMENT OBLIGATIONS – 20.9%

U.S. Treasury Bonds – 6.3%
1.88%, 2/15/41	7,010	6,511
1.63%, 11/15/50	11,246	9,334
		15,845

U.S. Treasury Notes – 14.6%
0.13%, 2/28/23	11,287	11,280
0.13%, 2/15/24	1,631	1,622
0.50%, 2/28/26	21,962	21,521
1.13%, 2/29/28	2,567	2,519
		36,942
Total U.S. Government Obligations
(Cost $53,932)		52,787

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 12.0%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(7) (8)	30,263,429	$30,263
Total Investment Companies
(Cost $30,263)		30,263

Total Investments – 100.8%
(Cost $256,619)		254,999

Liabilities less Other Assets – (0.8%)		(1,907)
NET ASSETS – 100.0%		$253,092

(1)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2021.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Perpetual bond. Maturity date represents next call date.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.
(5)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(6)	Variable rate security. Rate as of March 31, 2021 is disclosed.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2021 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

A.G. - Aktiengesellschaft (German: Stock Corporation)

B.V. - Besloten Vennootschap (Dutch: Private Limited Liability Company)

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

ICE - Intercontinental Exchange

L.P. - Limited Partnership

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    37    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued	MARCH 31, 2021

N.V. - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

S.A. - Société Anonyme (French: Public Limited Company)

S.A.B. de C.V. - Sociedad Anónima Bursátil de Capital Variable (Mexico: Public Company)

SOFR - Secured Overnight Financing Rate

TBA - To be announced

USD - United States Dollar

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-Backed Securities	$—	$5,256	$—	$5,256

Corporate Bonds(1)	—	77,793	—	77,793

Foreign Issuer Bonds(1)	—	23,384	—	23,384

U.S. Government Agencies(1)	—	65,516	—	65,516

U.S. Government Obligations(1)	—	52,787	—	52,787

Investment Companies	30,263	—	—	30,263

Total Investments	$30,263	$224,736	$—	$254,999

(1) Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME FUNDS    38    NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND	MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 2.3%

Commercial Mortgage-Backed Securities – 2.3%

BANK, Series 2019-BN16, Class A4 4.01%, 2/15/52	$3,900	$4,364

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5 3.14%, 2/10/48	5,805	6,196

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5, Class A5 3.69%, 3/15/50	2,400	2,643

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5 3.64%, 10/15/48	4,910	5,371
		18,574

Total Asset-Backed Securities

(Cost $17,410)		18,574

CORPORATE BONDS – 43.9%

Aerospace & Defense – 1.2%

Boeing (The) Co., 2.20%, 2/4/26	1,760	1,754
2.95%, 2/1/30	730	722
3.95%, 8/1/59	595	570

Howmet Aerospace, Inc., 6.88%, 5/1/25	1,854	2,148

Northrop Grumman Corp., 5.25%, 5/1/50	845	1,092

Precision Castparts Corp., 4.38%, 6/15/45	515	580

Raytheon Technologies Corp., 3.65%, 8/16/23	489	523
4.63%, 11/16/48	1,515	1,807

Teledyne Technologies, Inc., 2.25%, 4/1/28	350	348
		9,544

Airlines – 0.3%

Southwest Airlines Co., 5.13%, 6/15/27	1,530	1,758

United Airlines Pass Through Trust, Series 2020-1, Class B, 4.88%, 1/15/26	940	976
		2,734

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Apparel & Textile Products – 0.3%

VF Corp., 2.40%, 4/23/25	$1,750	$1,824
2.95%, 4/23/30	545	564
		2,388

Automobiles Manufacturing – 1.0%

American Honda Finance Corp., 2.30%, 9/9/26	1,000	1,046

Ford Motor Co., 9.00%, 4/22/25	2,520	3,052

General Motors Co., 6.75%, 4/1/46	830	1,118

General Motors Financial Co., Inc., 2.70%, 8/20/27	2,235	2,275

Toyota Motor Credit Corp., 2.15%, 2/13/30	500	496
		7,987

Banks – 0.4%

CIT Bank N.A.,
(Variable, U.S. SOFR + 1.72%), 2.97%, 9/27/25 (1)	750	788
Wells Fargo & Co., 3.00%, 10/23/26	1,000	1,069
(Variable, U.S. SOFR + 4.50%), 5.01%, 4/4/51 (1)	960	1,227
		3,084

Biotechnology – 0.4%

Amgen, Inc., 3.13%, 5/1/25	1,255	1,348

Gilead Sciences, Inc., 2.60%, 10/1/40	620	570
2.80%, 10/1/50	655	579

Regeneron Pharmaceuticals, Inc., 2.80%, 9/15/50	450	389
		2,886

Cable & Satellite – 0.5%

Charter Communications Operating LLC/Charter Communications Operating Capital, 5.05%, 3/30/29	790	908
5.13%, 7/1/49	1,180	1,324

Comcast Corp., 4.70%, 10/15/48	1,185	1,460

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    39    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Cable & Satellite – 0.5% continued

Cox Communications, Inc., 2.95%, 10/1/50 (2)	$845	$745
		4,437

Casinos & Gaming – 0.4%

Boyd Gaming Corp., 4.75%, 12/1/27	2,470	2,517

Genting New York LLC/GENNY Capital, Inc., 3.30%, 2/15/26 (2)	650	649
		3,166

Chemicals – 1.2%

Avery Dennison Corp., 2.65%, 4/30/30	1,105	1,110

Dow Chemical (The) Co., 3.63%, 5/15/26	700	768
3.60%, 11/15/50	350	352

DuPont de Nemours, Inc., 2.17%, 5/1/23	3,800	3,816

LYB International Finance III LLC, 2.25%, 10/1/30	300	289
4.20%, 5/1/50	300	322

NewMarket Corp., 2.70%, 3/18/31	1,060	1,033

RPM International, Inc., 4.55%, 3/1/29	895	1,006

Sherwin-Williams (The) Co., 3.95%, 1/15/26	800	890

Valvoline, Inc., 3.63%, 6/15/31 (2)	670	648
		10,234

Commercial Finance – 0.3%

Air Lease Corp.,
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.08%), 4.65%, 6/15/26 (1) (3)	1,305	1,285

GATX Corp., 4.00%, 6/30/30	760	836
3.10%, 6/1/51	395	355
		2,476

Communications Equipment – 0.2%

Apple, Inc., 2.65%, 2/8/51	1,160	1,057

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Communications Equipment – 0.2% continued

Motorola Solutions, Inc., 2.30%, 11/15/30	$625	$591
		1,648

Construction Materials Manufacturing – 0.3%

Carlisle Cos., Inc., 2.75%, 3/1/30	1,065	1,072

Martin Marietta Materials, Inc., 2.50%, 3/15/30	1,135	1,128
		2,200

Consumer Finance – 1.4%

Ally Financial, Inc., 5.80%, 5/1/25	1,060	1,228

Fidelity National Information Services, Inc., 1.15%, 3/1/26	1,060	1,043
3.10%, 3/1/41	195	191

Fiserv, Inc., 3.20%, 7/1/26	1,920	2,070

Global Payments, Inc., 1.20%, 3/1/26	1,005	989
4.15%, 8/15/49	705	767

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/1/27 (2)	1,950	1,921

PennyMac Financial Services, Inc., 5.38%, 10/15/25 (2)	2,040	2,114

Western Union (The) Co., 2.75%, 3/15/31	1,160	1,109
		11,432

Consumer Services – 0.1%

Block Financial LLC, 3.88%, 8/15/30	1,130	1,165

Containers & Packaging – 0.8%

Berry Global, Inc., 1.57%, 1/15/26 (2)	415	409

Flex Acquisition Co., Inc., 7.88%, 7/15/26 (2)	1,830	1,919

Graphic Packaging International LLC, 1.51%, 4/15/26 (2)	790	784

Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25 (2)	2,805	2,805

See Notes to the Financial Statements.

FIXED INCOME FUNDS    40    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Containers & Packaging – 0.8% continued

Packaging Corp. of America, 3.40%, 12/15/27	$585	$638
		6,555

Department Stores – 0.1%

Nordstrom, Inc., 8/1/31(2) (4)	650	649

Design, Manufacturing & Distribution – 0.1%

Jabil, Inc., 3.60%, 1/15/30	480	502

Diversified Banks – 2.4%

Bank of America Corp.,
(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 3/15/28 (1) (3)	910	993
(Variable, U.S. SOFR + 2.15%), 2.59%, 4/29/31 (1)	1,095	1,091
(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 3/20/51 (1)	1,750	1,950

Citigroup, Inc.,
(Variable, ICE LIBOR USD 3M + 1.15%), 3.52%, 10/27/28 (1)	1,200	1,296
(Variable, U.S. SOFR + 3.91%), 4.41%, 3/31/31 (1)	1,140	1,296
8.13%, 7/15/39	1,500	2,458

JPMorgan Chase & Co.,
(Variable, U.S. SOFR + 3.38%), 5.00%, 8/1/24 (1) (3)	2,470	2,553
3.88%, 9/10/24	1,940	2,126
(Variable, U.S. SOFR + 3.13%), 4.60%, 2/1/25 (1) (3)	1,770	1,791
(Variable, U.S. SOFR + 1.85%), 2.08%, 4/22/26 (1)	1,275	1,309
(Variable, U.S. SOFR + 0.70%), 1.04%, 2/4/27 (1)	1,200	1,170
(Variable, U.S. SOFR + 1.07%), 1.95%, 2/4/32 (1)	1,400	1,325
		19,358

Educational Services – 0.1%

Massachusetts Institute of Technology, 2.99%, 7/1/50	200	205

President and Fellows of Harvard College, 4.88%, 10/15/40	200	259
		464

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Electrical Equipment Manufacturing – 0.6%

Acuity Brands Lighting, Inc., 2.15%, 12/15/30	$1,145	$1,084

Carrier Global Corp., 3.38%, 4/5/40	660	653

Hubbell, Inc., 2.30%, 3/15/31	770	753

Keysight Technologies, Inc., 4.55%, 10/30/24	409	456
3.00%, 10/30/29	690	716

Vontier Corp., 1.80%, 4/1/26 (2)	800	796
2.40%, 4/1/28 (2)	800	786
		5,244

Entertainment Content – 0.6%

Discovery Communications LLC, 3.63%, 5/15/30	1,000	1,069

ViacomCBS, Inc., 4.95%, 5/19/50	810	947

Walt Disney (The) Co., 1.75%, 1/13/26	1,045	1,068
2.20%, 1/13/28	1,045	1,067
3.50%, 5/13/40	805	850
		5,001

Exploration & Production – 1.1%

ConocoPhillips, 6.50%, 2/1/39	350	499

Diamondback Energy, Inc., 3.13%, 3/24/31	1,200	1,195

Hess Corp., 7.13%, 3/15/33	900	1,146
5.60%, 2/15/41	1,290	1,486

Ovintiv, Inc., 6.50%, 8/15/34	1,235	1,485

SM Energy Co., 5.63%, 6/1/25	1,665	1,540

WPX Energy, Inc., 4.50%, 1/15/30	1,593	1,715
		9,066

Financial Services – 2.9%

Ares Capital Corp., 4.25%, 3/1/25	925	992

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    41    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Financial Services – 2.9% continued

Charles Schwab (The) Corp.,
(Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/1/27 (1) (3)	$693	$717

FMR LLC, 6.45%, 11/15/39 (2)	1,265	1,745

FS KKR Capital Corp., 4.13%, 2/1/25	2,620	2,693

Goldman Sachs BDC, Inc., 3.75%, 2/10/25	830	875

Goldman Sachs Group (The), Inc.,
(Variable, ICE LIBOR USD 3M + 2.87%), 5.00%, 11/10/22 (1) (3)	1,795	1,782
3.50%, 4/1/25	1,320	1,430
6.25%, 2/1/41	1,250	1,761

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.75%, 9/15/24	2,000	2,077
5.25%, 5/15/27	1,465	1,513

Intercontinental Exchange, Inc., 2.65%, 9/15/40	1,235	1,137

Jefferies Group LLC, 2.75%, 10/15/32	840	821

Morgan Stanley,
(Variable, U.S. SOFR + 1.99%), 2.19%, 4/28/26 (1)	1,160	1,198
(Variable, U.S. SOFR + 1.03%), 1.79%, 2/13/32 (1)	1,525	1,417

Nasdaq, Inc., 1.65%, 1/15/31	1,060	970

Prospect Capital Corp., 3.71%, 1/22/26	1,930	1,906

State Street Corp.,
(Variable, U.S. SOFR + 2.65%), 3.15%, 3/30/31 (1)	405	429
		23,463

Food & Beverage – 1.3%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/1/26	1,075	1,181
4.90%, 2/1/46	1,685	1,996

Coca-Cola (The) Co., 7.38%, 7/29/93	470	794

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Food & Beverage – 1.3% continued

Conagra Brands, Inc., 1.38%, 11/1/27	$765	$736

Flowers Foods, Inc., 2.40%, 3/15/31	385	375

Kraft Heinz Foods Co., 4.63%, 1/30/29	605	679
5.00%, 6/4/42	1,235	1,387

McCormick & Co., Inc., 1.85%, 2/15/31	705	662

NBM U.S. Holdings, Inc., 7.00%, 5/14/26	1,825	1,962

Pernod Ricard International Finance LLC, 1.63%, 4/1/31 (2)	690	632
		10,404

Forest & Paper Products Manufacturing – 0.1%

Mercer International, Inc., 5.13%, 2/1/29(2)	505	523

Hardware – 1.0%

Dell International LLC/EMC Corp., 5.85%, 7/15/25 (2)	2,435	2,838
8.10%, 7/15/36 (2)	1,315	1,925

Hewlett Packard Enterprise Co., 4.65%, 10/1/24	1,000	1,116
6.35%, 10/15/45	1,235	1,605

NCR Corp., 8.13%, 4/15/25 (2)	620	680
		8,164

Health Care Facilities & Services – 1.1%

Cigna Corp., 1.25%, 3/15/26	1,050	1,036
3.40%, 3/15/51	770	756

CVS Health Corp., 5.05%, 3/25/48	1,825	2,233

DaVita, Inc., 4.63%, 6/1/30 (2)	3,000	3,052

Quest Diagnostics, Inc., 2.80%, 6/30/31	645	655

RWJ Barnabas Health, Inc., 3.48%, 7/1/49	1,480	1,505
		9,237

See Notes to the Financial Statements.

FIXED INCOME FUNDS    42    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Home Improvement – 0.1%

Masco Corp., 1.50%, 2/15/28	$350	$336
3.13%, 2/15/51	390	365

Stanley Black & Decker, Inc., 2.75%, 11/15/50	580	526
		1,227

Homebuilders – 0.1%

D.R. Horton, Inc., 1.40%, 10/15/27	1,140	1,106

Industrial Other – 0.0%

Emerson Electric Co., 2.75%, 10/15/50	410	376

Integrated Oils – 0.3%

BP Capital Markets America, Inc., 1.75%, 8/10/30	1,000	944

Chevron U.S.A., Inc., 5.25%, 11/15/43	795	1,026

Exxon Mobil Corp., 4.33%, 3/19/50	635	727
		2,697

Internet Media – 0.0%

Expedia Group, Inc., 2.95%, 3/15/31(2)	395	389

Life Insurance – 1.1%

Aflac, Inc., 1.13%, 3/15/26	755	749

Athene Global Funding, 2.50%, 3/24/28 (2)	1,185	1,181

Ohio National Financial Services, Inc., 5.55%, 1/24/30 (2)	2,095	2,279

Protective Life Corp., 8.45%, 10/15/39	3,475	5,254
		9,463

Machinery Manufacturing – 0.4%

CNH Industrial Capital LLC, 1.88%, 1/15/26	2,285	2,312

IDEX Corp., 3.00%, 5/1/30	360	371

Xylem, Inc., 2.25%, 1/30/31	575	564
		3,247

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Managed Care – 0.7%

Anthem, Inc., 3.50%, 8/15/24	$1,500	$1,621
2.38%, 1/15/25	715	747

Centene Corp., 4.63%, 12/15/29	1,870	2,024
2.50%, 3/1/31	1,245	1,186
		5,578

Mass Merchants – 0.2%

Dollar General Corp., 3.50%, 4/3/30	515	554
4.13%, 4/3/50	1,250	1,381
		1,935

Medical Equipment & Devices Manufacturing – 0.2%

Alcon Finance Corp., 2.60%, 5/27/30 (2)	750	752

Boston Scientific Corp., 1.90%, 6/1/25	750	769
		1,521

Metals & Mining – 0.5%

Glencore Funding LLC, 3.88%, 10/27/27 (2)	630	691

Kaiser Aluminum Corp., 4.63%, 3/1/28 (2)	1,795	1,837

Novelis Corp., 4.75%, 1/30/30 (2)	1,000	1,030

Southern Copper Corp., 6.75%, 4/16/40	400	551
		4,109

Oil & Gas Services & Equipment – 0.1%

Halliburton Co., 2.92%, 3/1/30	400	399
5.00%, 11/15/45	300	334

NOV, Inc., 3.60%, 12/1/29	440	442
		1,175

Pharmaceuticals – 0.4%

AbbVie, Inc., 2.60%, 11/21/24	1,375	1,452

Merck & Co., Inc., 2.45%, 6/24/50	835	736

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    43    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Pharmaceuticals – 0.4% continued

Mylan, Inc., 5.20%, 4/15/48	$865	$992
		3,180

Pipeline – 1.7%

Boardwalk Pipelines L.P., 4.80%, 5/3/29	965	1,066

Cheniere Energy Partners L.P., 4.00%, 3/1/31 (2)	1,290	1,312

Energy Transfer Operating L.P., 4.20%, 9/15/23	1,005	1,076

EQM Midstream Partners L.P., 6.50%, 7/15/48	2,160	2,155

Kinder Morgan, Inc., 4.30%, 6/1/25	600	670
2.00%, 2/15/31	1,300	1,203

MPLX L.P., 4.13%, 3/1/27	700	777
4.50%, 4/15/38	700	762

ONEOK, Inc., 4.00%, 7/13/27	1,250	1,353

Sunoco Logistics Partners Operations L.P., 3.90%, 7/15/26	1,685	1,813

Western Midstream Operating L.P., 6.50%, 2/1/50	1,590	1,719
		13,906

Power Generation – 0.9%

Calpine Corp., 4.50%, 2/15/28 (2)	2,185	2,203

Liberty Utilities Finance GP 1, 2.05%, 9/15/30 (2)	1,070	1,002

NRG Energy, Inc., 2.45%, 12/2/27 (2)	415	412
3.63%, 2/15/31 (2)	2,025	1,974

Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28 (2)	660	671

Terraform Global Operating LLC, 6.13%, 3/1/26 (2)	1,035	1,061
		7,323

Property & Casualty Insurance – 0.8%

Allstate (The) Corp., 4.50%, 6/15/43	600	707

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Property & Casualty Insurance – 0.8% continued

Berkshire Hathaway Finance Corp., 2.85%, 10/15/50	$370	$340

Brown & Brown, Inc., 2.38%, 3/15/31	1,155	1,110

Chubb INA Holdings, Inc., 3.35%, 5/3/26	400	436
1.38%, 9/15/30	300	274

Liberty Mutual Group, Inc., 4.30%, 2/1/61 (2)	1,950	1,752

Marsh & McLennan Cos., Inc., 3.75%, 3/14/26	400	441
4.90%, 3/15/49	300	382

Progressive (The) Corp., 3.20%, 3/26/30	250	268

Travelers (The) Cos., Inc., 2.55%, 4/27/50	300	267

Willis North America, Inc., 2.95%, 9/15/29	200	206
		6,183

Publishing & Broadcasting – 0.6%

Entercom Media Corp., 7.25%, 11/1/24 (2)	1,645	1,702

Lamar Media Corp., 3.63%, 1/15/31 (2)	1,010	970

TEGNA, Inc., 5.00%, 9/15/29	1,850	1,920
		4,592

Railroad – 0.2%

Burlington Northern Santa Fe LLC, 3.05%, 2/15/51	675	651

Union Pacific Corp., 3.25%, 2/5/50	810	795
		1,446

Real Estate – 3.6%

Alexandria Real Estate Equities, Inc., 3.00%, 5/18/51	1,545	1,402

American Campus Communities Operating Partnership L.P., 2.85%, 2/1/30	1,044	1,044

American Tower Corp., 3.13%, 1/15/27	1,770	1,880

AvalonBay Communities, Inc., 2.30%, 3/1/30	250	247

See Notes to the Financial Statements.

FIXED INCOME FUNDS    44    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Real Estate – 3.6% continued

Boston Properties L.P., 2.55%, 4/1/32	$1,420	$1,360

Brixmor Operating Partnership L.P., 4.05%, 7/1/30	600	646

Crown Castle International Corp., 1.05%, 7/15/26	1,200	1,157

EPR Properties, 4.50%, 4/1/25	1,500	1,550
4.50%, 6/1/27	2,215	2,272

Equinix, Inc., 3.20%, 11/18/29	1,015	1,055

ERP Operating L.P., 3.25%, 8/1/27	250	270

Essex Portfolio L.P., 2.65%, 3/15/32	845	831

Healthcare Realty Trust, Inc., 2.40%, 3/15/30	1,860	1,810

Healthpeak Properties, Inc., 3.25%, 7/15/26	655	707

Iron Mountain, Inc., 4.88%, 9/15/27 (2)	1,765	1,806

iStar, Inc., 4.75%, 10/1/24	1,700	1,769

Kimco Realty Corp., 2.70%, 10/1/30	500	497

MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 3/15/31	1,940	1,902

National Retail Properties, Inc., 3.10%, 4/15/50	810	729

Realty Income Corp., 4.13%, 10/15/26	500	565

SBA Communications Corp., 3.13%, 2/1/29 (2)	1,150	1,105

Simon Property Group L.P., 2.65%, 7/15/30	1,500	1,502

STORE Capital Corp., 2.75%, 11/18/30	760	744

Ventas Realty L.P., 4.40%, 1/15/29	1,600	1,783

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Real Estate – 3.6% continued

VEREIT Operating Partnership L.P., 3.40%, 1/15/28	$375	$395
2.20%, 6/15/28	770	755
		29,783

Refining & Marketing – 0.8%

CVR Energy, Inc., 5.75%, 2/15/28 (2)	2,995	2,912

Marathon Petroleum Corp., 3.80%, 4/1/28	785	848

Murphy Oil U.S.A., Inc., 4.75%, 9/15/29	1,000	1,050
3.75%, 2/15/31 (2)	1,250	1,229

Phillips 66, 2.15%, 12/15/30	500	473
		6,512

Restaurants – 0.3%

Golden Nugget, Inc., 6.75%, 10/15/24 (2)	1,920	1,939

Starbucks Corp., 3.50%, 11/15/50	815	814
		2,753

Retail - Consumer Discretionary – 1.0%

Advance Auto Parts, Inc., 1.75%, 10/1/27	860	844

Best Buy Co., Inc., 1.95%, 10/1/30	640	602

eBay, Inc., 3.60%, 6/5/27	790	860

Genuine Parts Co., 1.88%, 11/1/30	770	709

Home Depot (The), Inc., 2.50%, 4/15/27	690	728

O’Reilly Automotive, Inc., 1.75%, 3/15/31	1,135	1,048

Ross Stores, Inc., 4.60%, 4/15/25	1,100	1,234
0.88%, 4/15/26	1,130	1,093

TJX (The) Cos., Inc., 1.60%, 5/15/31	1,055	983
		8,101

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    45    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Retail - Consumer Staples – 0.2%

Sysco Corp., 3.30%, 2/15/50	$2,085	$1,941

Semiconductors – 0.4%

Broadcom, Inc., 3.15%, 11/15/25	1,270	1,353
4.30%, 11/15/32	1,180	1,284
3.50%, 2/15/41 (2)	440	419

KLA Corp., 3.30%, 3/1/50	635	608
		3,664

Software & Services – 1.7%

Citrix Systems, Inc., 4.50%, 12/1/27	660	751

Equifax, Inc., 3.10%, 5/15/30	1,150	1,193

Fortinet, Inc., 1.00%, 3/15/26	360	352
2.20%, 3/15/31	400	387

Infor, Inc., 1.75%, 7/15/25 (2)	865	872

Leidos, Inc., 3.63%, 5/15/25 (2)	430	467

Moody’s Corp., 4.25%, 2/1/29	880	998

Oracle Corp., 2.30%, 3/25/28	975	986
3.65%, 3/25/41	785	792
3.60%, 4/1/50	975	944

Roper Technologies, Inc., 3.80%, 12/15/26	456	506
2.00%, 6/30/30	690	657

ServiceNow, Inc., 1.40%, 9/1/30	380	343

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (2)	2,535	2,619

Verisk Analytics, Inc., 3.63%, 5/15/50	495	485

Vmware, Inc., 4.70%, 5/15/30	1,130	1,302
		13,654

Supermarkets & Pharmacies – 0.1%

7-Eleven, Inc., 2.50%, 2/10/41(2)	790	713

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Tobacco – 0.7%

Altria Group, Inc., 3.40%, 2/4/41	$1,580	$1,461

BAT Capital Corp., 4.70%, 4/2/27	2,045	2,301

Philip Morris International, Inc., 1.75%, 11/1/30	1,020	954

Reynolds American, Inc., 5.85%, 8/15/45	1,172	1,378
		6,094

Transportation & Logistics – 0.6%

FedEx Corp., 3.80%, 5/15/25	980	1,077

JB Hunt Transport Services, Inc., 3.88%, 3/1/26	1,010	1,115

Penske Truck Leasing Co. L.P./PTL Finance Corp., 4.00%, 7/15/25 (2)	2,090	2,293

Ryder System, Inc., 2.90%, 12/1/26	380	404
		4,889

Travel & Lodging – 0.1%

Marriott International, Inc., 3.13%, 6/15/26	600	627

Utilities – 2.7%

AES (The) Corp., 1.38%, 1/15/26 (2)	1,275	1,242

American Electric Power Co., Inc., 3.25%, 3/1/50	1,310	1,207

Avangrid, Inc., 3.80%, 6/1/29	1,060	1,165

Berkshire Hathaway Energy Co., 1.65%, 5/15/31	1,285	1,194
2.85%, 5/15/51	865	772

CenterPoint Energy, Inc., 2.95%, 3/1/30	785	805

Consolidated Edison Co. of New York, Inc., 3.00%, 12/1/60	840	729

Dominion Energy, Inc., 3.07%, 8/15/24	660	703

DTE Energy Co., 1.05%, 6/1/25	980	967

See Notes to the Financial Statements.

FIXED INCOME FUNDS    46    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Utilities – 2.7% continued

East Ohio Gas (The) Co., 3.00%, 6/15/50 (2)	$870	$807

Entergy Texas, Inc., 1.75%, 3/15/31	1,075	997

Eversource Energy, 1.65%, 8/15/30	500	463

Exelon Corp., 5.63%, 6/15/35	1,480	1,861

Georgia Power Co., 3.25%, 3/15/51	1,160	1,104

NextEra Energy Capital Holdings, Inc., 3.50%, 4/1/29	1,190	1,275
2.25%, 6/1/30	610	596

NiSource, Inc., 3.60%, 5/1/30	500	542

Pacific Gas and Electric Co., 4.95%, 7/1/50	675	694

PPL Capital Funding, Inc., 4.00%, 9/15/47	795	852

Public Service Enterprise Group, Inc., 0.80%, 8/15/25	980	953

San Diego Gas & Electric Co., 1.70%, 10/1/30	765	718

Southern (The) Co., 3.70%, 4/30/30	950	1,026

Southern California Gas Co., 2.60%, 6/15/26	650	685

Xcel Energy, Inc., 2.60%, 12/1/29	840	847
		22,204

Waste & Environment Services & Equipment – 0.3%

Republic Services, Inc., 1.75%, 2/15/32	1,260	1,168

Stericycle, Inc., 5.38%, 7/15/24 (2)	1,255	1,296
		2,464

Wireless Telecommunications Services – 2.7%

AT&T, Inc., 2.55%, 12/1/33 (2)	1,066	1,011
6.55%, 6/15/34	2,357	3,071
5.35%, 12/15/43	905	1,033

Sprint Capital Corp., 6.88%, 11/15/28	2,040	2,572

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.9% continued

Wireless Telecommunications Services – 2.7% continued

Sprint Corp., 7.88%, 9/15/23	$2,860	$3,268
7.13%, 6/15/24	1,705	1,963

T-Mobile U.S.A., Inc., 3.50%, 4/15/25 (2)	2,095	2,261
3.60%, 11/15/60 (2)	850	810

Verizon Communications, Inc., 1.45%, 3/20/26	710	710
1.75%, 1/20/31	1,135	1,056
2.55%, 3/21/31	710	708
4.40%, 11/1/34	1,285	1,468
3.40%, 3/22/41	1,160	1,172
3.55%, 3/22/51	1,160	1,155
		22,258

Wireline Telecommunications Services – 0.2%

Level 3 Financing, Inc., 4.63%, 9/15/27(2)	1,850	1,904
Total Corporate Bonds
(Cost $358,245)		361,025

FOREIGN ISSUER BONDS – 13.3%

Banks – 1.7%

Australia & New Zealand Banking Group Ltd., 2.95%, 7/22/30 (1) (2)	2,200	2,274

BPCE S.A., 3.50%, 10/23/27 (2)	575	622
2.28%, 1/20/32 (2)	1,275	1,232

Deutsche Bank A.G.,
(Variable, U.S. SOFR + 3.04%), 3.55%, 9/18/31 (1)	1,405	1,450
(Variable, U.S. SOFR + 2.76%), 3.73%, 1/14/32 (1)	1,920	1,868

Lloyds Banking Group PLC,
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.44%, 2/5/26 (1)	800	828

National Australia Bank Ltd., 3.93%, 8/2/34 (1) (2)	540	572

Nationwide Building Society, 1.00%, 8/28/25 (2)	2,200	2,163

Westpac Banking Corp., 2.89%, 2/4/30 (1)	2,130	2,193

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    47    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.3% continued

Banks – 1.7% continued

4.11%, 7/24/34 (1)	$270	$288
2.67%, 11/15/35	790	750
		14,240

Biotechnology – 0.2%

Royalty Pharma PLC, 1.75%, 9/2/27 (2)	345	335
3.30%, 9/2/40 (2)	505	485
3.55%, 9/2/50 (2)	805	765
		1,585

Cable & Satellite – 0.9%

Altice Financing S.A., 7.50%, 5/15/26 (2)	3,550	3,710

LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (2)	600	639

UPC Holding B.V., 5.50%, 1/15/28 (2)	2,625	2,713
		7,062

Chemicals – 0.1%

Nutrien Ltd., 4.00%, 12/15/26	600	672

Commercial Finance – 0.5%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 1/30/26	760	738
4.63%, 10/15/27	1,000	1,097

Aircastle Ltd., 4.25%, 6/15/26	710	751

Avolon Holdings Funding Ltd., 3.25%, 2/15/27 (2)	1,220	1,209
		3,795

Design, Manufacturing & Distribution – 0.4%

Flex Ltd., 4.75%, 6/15/25	1,625	1,812
4.88%, 6/15/29	1,125	1,269
		3,081

Diversified Banks – 2.3%

Barclays PLC,
(Variable, U.S. SOFR + 2.71%), 2.85%, 5/7/26 (1)	1,250	1,308

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.90%), 2.65%, 6/24/31 (1)	1,250	1,227

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.3% continued

Diversified Banks – 2.3% continued

BNP Paribas S.A., 4.50%, 2/25/30 (1) (2) (3)	$765	$755
3.05%, 1/13/31 (1) (2)	670	688

Credit Agricole S.A., 3.25%, 1/14/30 (2)	1,000	1,027

Deutsche Bank A.G.,
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.52%), 6.00%, 10/30/25 (1) (3)	1,800	1,822

HSBC Holdings PLC, 4.30%, 3/8/26	1,500	1,678
4.00%, 3/9/26 (1) (3)	545	542
(Variable, U.S. SOFR + 1.95%), 2.36%, 8/18/31 (1)	2,000	1,923

Mitsubishi UFJ Financial Group, Inc., 3.85%, 3/1/26	1,250	1,379
2.05%, 7/17/30	750	720

Societe Generale S.A., 2.63%, 10/16/24 (2)	1,825	1,904
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.51%), 5.38%, 11/18/30 (1) (2) (3)	1,200	1,235
3.63%, 3/1/41 (2)	805	773

Standard Chartered PLC, 1.46%, 1/14/27 (2)	615	600
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.81%), 4.75%, 1/14/31 (1) (2) (3)	670	668

Sumitomo Mitsui Financial Group, Inc., 2.13%, 7/8/30	800	772
		19,021

Electrical Equipment Manufacturing – 0.4%

Johnson Controls International PLC, 4.63%, 7/2/44	930	1,088
5.13%, 9/14/45	115	143

Siemens Financieringsmaatschappij N.V., 1.20%, 3/11/26 (2)	1,160	1,146
2.88%, 3/11/41 (2)	1,190	1,150
		3,527

Exploration & Production – 0.1%

Canadian Natural Resources Ltd., 2.95%, 7/15/30	700	698

See Notes to the Financial Statements.

FIXED INCOME FUNDS    48    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.3% continued

Financial Services – 0.9%

Credit Suisse Group A.G., 2.19%, 6/5/26 (1) (2)	$2,340	$2,377
4.19%, 4/1/31 (1) (2)	965	1,049

LSEGA Financing PLC, 4/6/26 (2) (4)	1,195	1,183
4/6/28 (2) (4)	1,195	1,181

UBS Group A.G., 2.10%, 2/11/32 (2)	1,985	1,877
		7,667

Food & Beverage – 0.8%

Coca-Cola Femsa S.A.B. de C.V., 1.85%, 9/1/32	845	772

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc., 6.50%, 4/15/29 (2)	4,000	4,518
5.50%, 1/15/30 (2)	1,575	1,743
		7,033

Hardware – 0.1%

Lenovo Group Ltd., 3.42%, 11/2/30 (2)	425	427

Seagate HDD Cayman, 3.13%, 7/15/29 (2)	525	507
		934

Integrated Oils – 0.2%

Cenovus Energy, Inc., 6.75%, 11/15/39	765	952

Total Capital International S.A., 3.13%, 5/29/50	365	343
		1,295

Internet Media – 0.4%

Baidu, Inc., 1.72%, 4/9/26	1,405	1,398

Prosus N.V., 3.83%, 2/8/51 (2)	645	565

Tencent Holdings Ltd., 2.99%, 1/19/23 (2)	925	960
		2,923

Life Insurance – 0.1%

Athene Holding Ltd., 3.50%, 1/15/31	1,140	1,171

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.3% continued

Medical Equipment & Devices Manufacturing – 0.1%

Smith & Nephew PLC, 2.03%, 10/14/30	$1,070	$1,007

Metals & Mining – 0.7%

Alcoa Nederland Holding B.V., 5.50%, 12/15/27 (2)	1,950	2,099

Barrick PD Australia Finance Pty. Ltd., 5.95%, 10/15/39	250	327

BHP Billiton Finance U.S.A. Ltd., 5.00%, 9/30/43	750	967

New Gold, Inc., 6.38%, 5/15/25 (2)	367	378

Teck Resources Ltd., 6.25%, 7/15/41	1,620	1,990
		5,761

Oil & Gas Services & Equipment – 0.0%

Schlumberger Investment S.A., 2.65%, 6/26/30	400	402

Pharmaceuticals – 0.4%

Bausch Health Cos., Inc., 6.13%, 4/15/25 (2)	1,530	1,568

GlaxoSmithKline Capital PLC, 3.00%, 6/1/24	830	887

Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	440	474
		2,929

Property & Casualty Insurance – 0.3%

Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc., 7.63%, 10/15/25(2) (5)	2,060	2,209

Refining & Marketing – 0.3%

Parkland Corp., 6.00%, 4/1/26(2)	2,535	2,651

Retail - Consumer Discretionary – 0.1%

Alibaba Group Holding Ltd., 2.70%, 2/9/41	895	810

Semiconductors – 0.3%

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27	1,900	2,064

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    49    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.3% continued

Semiconductors – 0.3% continued

NXP B.V./NXP Funding LLC/NXP U.S.A., Inc., 2.70%, 5/1/25 (2)	$410	$430
		2,494

Sovereigns – 0.9%

Colombia Government International Bond, 3.00%, 1/30/30	750	734

Indonesia Government International Bond, 3.85%, 10/15/30	800	878

Israel Government International Bond, 2.75%, 7/3/30	800	837

Mexico Government International Bond, 3.25%, 4/16/30	1,000	1,007
4.50%, 1/31/50	1,000	1,009

Panama Government International Bond, 4.50%, 4/16/50	750	825

Peruvian Government International Bond, 2.84%, 6/20/30	600	608

Philippine Government International Bond, 3.75%, 1/14/29	750	831

Uruguay Government International Bond, 5.10%, 6/18/50	300	371
		7,100

Waste & Environment Services & Equipment – 0.2%

GFL Environmental, Inc., 4.00%, 8/1/28 (2)	1,355	1,311

Waste Connections, Inc., 3.05%, 4/1/50	335	314
		1,625

Wireless Telecommunications Services – 0.6%

Altice France S.A., 7.38%, 5/1/26 (2)	1,000	1,040

Connect Finco S.a.r.l./Connect U.S. Finco LLC, 6.75%, 10/1/26 (2)	1,685	1,794

Orange S.A., 5.38%, 1/13/42	250	323

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.3% continued

Wireless Telecommunications Services – 0.6% continued

Rogers Communications, Inc., 2.90%, 11/15/26	$600	$637

Vodafone Group PLC, 4.38%, 5/30/28	700	804
4.25%, 9/17/50	600	659
		5,257

Wireline Telecommunications Services – 0.3%

British Telecommunications PLC, 5.13%, 12/4/28	1,075	1,263

Telefonica Emisiones S.A., 4.10%, 3/8/27	1,000	1,118
		2,381
Total Foreign Issuer Bonds
(Cost $109,549)		109,330

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 0.1%

Energy Equipment & Services – 0.1%

Noble Finance Co.*	57,573	$789
Total Common Stocks
(Cost $1,360)		789

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 25.4% (6)

Fannie Mae – 16.7%

Pool #256883, 6.00%, 9/1/37	$7	$9

Pool #535714, 7.50%, 1/1/31	13	15

Pool #545003, 8.00%, 5/1/31	1	1

Pool #545437, 7.00%, 2/1/32	28	33

Pool #545556, 7.00%, 4/1/32	17	19

Pool #555189, 7.00%, 12/1/32	107	124

Pool #581806, 7.00%, 7/1/31	41	47

Pool #585617, 7.00%, 5/1/31(7)	–	–

See Notes to the Financial Statements.

FIXED INCOME FUNDS    50    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 25.4% (6) continued

Fannie Mae – 16.7% continued

Pool #725228, 6.00%, 3/1/34	$83	$97

Pool #735503, 6.00%, 4/1/35	602	697

Pool #889641, 5.50%, 8/1/37	818	958

Pool #995026, 6.00%, 9/1/36	720	860

Pool #995802, 5.50%, 12/1/35	838	981

Pool #AB5209, 3.00%, 5/1/32	3,155	3,286

Pool #AB9546, 3.50%, 6/1/28	107	116

Pool #AD0248, 5.50%, 11/1/37	1,372	1,604

Pool #AD0494, 5.50%, 8/1/37	846	973

Pool #AD0925, 5.00%, 4/1/40	96	110

Pool #AK9457, 3.50%, 3/1/32	180	195

Pool #AL3063, 3.50%, 1/1/28	394	425

Pool #AL5119, 4.00%, 4/1/34	1,354	1,489

Pool #AL7497, 3.50%, 9/1/40	2,033	2,193

Pool #AL8352, 3.00%, 10/1/44	3,783	4,019

Pool #AO2961, 4.00%, 5/1/42	283	313

Pool #AQ9360, 2.50%, 1/1/28	113	118

Pool #AS1991, 3.50%, 3/1/29	489	527

Pool #AS3655, 4.50%, 10/1/44	1,028	1,141

Pool #AS6520, 3.50%, 1/1/46	2,057	2,202

Pool #AS7088, 2.50%, 5/1/31	2,182	2,271

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 25.4% (6) continued

Fannie Mae – 16.7% continued

Pool #AS7568, 4.50%, 7/1/46	$1,408	$1,550

Pool #AS8984, 4.50%, 3/1/47	1,371	1,506

Pool #BH4092, 4.50%, 10/1/47	1,737	1,905

Pool #BH6175, 3.50%, 7/1/47	871	926

Pool #BJ0686, 4.00%, 4/1/48	1,262	1,357

Pool #BJ3524, 4.00%, 11/1/47	2,591	2,793

Pool #BM1761, 4.00%, 8/1/44	303	336

Pool #BM1948, 6.00%, 7/1/41	244	291

Pool #BM3428, 3.50%, 1/1/33	1,521	1,640

Pool #BM4056, 4.00%, 3/1/45	892	982

Pool #BM4413, 4.50%, 12/1/47	2,309	2,525

Pool #BM5168, 2.50%, 6/1/46	791	819

Pool #BM5969, 3.00%, 11/1/46	6,419	6,819

Pool #BM5984, 5.00%, 5/1/49	306	338

Pool #BM5996, 5.00%, 12/1/48	227	251

Pool #BP6499, 3.00%, 7/1/50	2,644	2,760

Pool #BP6675, 2.50%, 9/1/40	2,491	2,580

Pool #CA6422, 3.00%, 7/1/50	2,904	3,045

Pool #FM0057, 2.50%, 5/1/32	5,345	5,586

Pool #FM1303, 3.00%, 1/1/48	3,162	3,345

Pool #FM1438, 3.00%, 8/1/38	784	826

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    51    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 25.4% (6) continued

Fannie Mae – 16.7% continued

Pool #FM1472, 3.50%, 3/1/34	$108	$116

Pool #FM1572, 3.00%, 9/1/48	1,104	1,160

Pool #FM2483, 3.50%, 2/1/33	2,111	2,264

Pool #FM2671, 4.00%, 1/1/48	724	789

Pool #FM3173, 3.50%, 7/1/47	2,816	3,049

Pool #FM3201, 3.50%, 4/1/34	1,660	1,786

Pool #FM3266, 3.00%, 4/1/48	4,321	4,579

Pool #FM3308, 3.00%, 4/1/32	1,594	1,682

Pool #FM3523, 3.00%, 11/1/34	3,155	3,333

Pool #FM3727, 3.00%, 7/1/50	2,741	2,862

Pool #FM4172, 3.50%, 12/1/36	5,996	6,427

Pool #FM4491, 3.50%, 12/1/36	4,669	5,033

Pool #FM4605, 3.00%, 8/1/37	3,696	3,906

Pool #FM4768, 6.00%, 7/1/41	279	335

Pool #FM5238, 5.50%, 5/1/44	283	329

Pool #FM5383, 4.00%, 6/1/45	3,546	3,909

Pool #MA0878, 4.00%, 10/1/31	687	753

Pool #MA2522, 3.50%, 2/1/46	2,634	2,825

Pool #MA2642, 3.50%, 6/1/46	3,014	3,225

Pool #MA2864, 3.50%, 1/1/47	1,650	1,762

Pool #MA3004, 4.00%, 5/1/37	693	753

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 25.4% (6) continued

Fannie Mae – 16.7% continued

Pool #MA3088, 4.00%, 8/1/47	$1,494	$1,616

Pool #MA3183, 4.00%, 11/1/47	3,785	4,085

Pool #MA3184, 4.50%, 11/1/47	2,983	3,271

Pool #MA3211, 4.00%, 12/1/47	4,048	4,369

Pool #MA3448, 5.00%, 8/1/48	1,292	1,429

Pool #MA4186, 3.00%, 10/1/35	948	1,001

Pool TBA, 4/1/51(4)	3,425	3,309
		136,960

Freddie Mac – 3.4%

Freddie Mac Multifamily Structured Pass Through Certificates, Series K730, Class A2, 3.59%, 1/25/25	1,790	1,956

Freddie Mac REMICS, Series 3013, Class HZ, 5.00%, 8/15/35	1,245	1,437

Pool #1B3575, (Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 11.40% Cap), 2.42%, 9/1/37(8)	52	52

Pool #1G2296, (Floating, ICE LIBOR USD 1Y + 2.09%, 2.09% Floor, 11.34% Cap), 2.46%, 11/1/37(8)	106	107

Pool #RD5026, 3.00%, 4/1/30	854	904

Pool #SB0084, 3.00%, 2/1/32	1,564	1,660

Pool #SB0216, 3.00%, 12/1/32	1,007	1,064

Pool #SB0328, 3.00%, 6/1/34	2,351	2,482

Pool #SB0329, 3.00%, 9/1/32	3,354	3,564

Pool #SD0033, 3.00%, 12/1/47	1,123	1,190

See Notes to the Financial Statements.

FIXED INCOME FUNDS    52    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 25.4% (6) continued

Freddie Mac – 3.4% continued

Pool #ZK7457, 3.50%, 2/1/29	$3,187	$3,426

Pool #ZM4714, 3.50%, 11/1/47	2,863	3,040

Pool #ZM5332, 3.00%, 1/1/48	1,108	1,156

Pool #ZS4687, 2.50%, 11/1/46	859	885

Pool #ZT0714, 5.00%, 10/1/48	1,357	1,504

Pool #ZT1333, 2.50%, 10/1/31	3,807	3,992
		28,419

Freddie Mac Gold – 2.0%

Pool #A48052, 5.50%, 12/1/35	295	345

Pool #A87842, 4.50%, 8/1/39	344	386

Pool #C00910, 7.50%, 1/1/30	98	117

Pool #G05935, 6.00%, 3/1/36	140	167

Pool #G07068, 5.00%, 7/1/41	470	546

Pool #G08731, 2.50%, 11/1/46	1,831	1,888

Pool #G15612, 3.50%, 12/1/29	119	129

Pool #G16396, 3.50%, 2/1/33	1,746	1,878

Pool #G18643, 2.50%, 5/1/32	149	155

Pool #G60948, 3.00%, 1/1/47	470	499

Pool #G61257, 3.00%, 11/1/46	2,168	2,274

Pool #G61723, 3.50%, 1/1/43	140	153

Pool #Q15842, 3.00%, 2/1/43	2,196	2,335

Pool #Q42460, 4.00%, 6/1/46	442	482

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 25.4% (6) continued

Freddie Mac Gold – 2.0% continued

Pool #Q44452, 3.00%, 11/1/46	$3,991	$4,191

Pool #Q63667, 4.50%, 5/1/49	731	795
		16,340

Government National Mortgage Association – 0.2%

Government National Mortgage Association, Series 2017-95, Class QG, 2.50%, 8/20/46	1,912	2,021

Government National Mortgage Association I – 0.3%

Pool #757013, 3.50%, 12/15/40	2,158	2,322

Government National Mortgage Association II – 2.8%

Pool #784801, 3.50%, 6/20/47	1,094	1,180

Pool #784832, 2.50%, 10/20/45	9,888	10,313

Pool #MA0089, 4.00%, 5/20/42	2,138	2,387

Pool #MA0782, 3.00%, 2/20/43	4,341	4,621

Pool #MA0850, 2.50%, 3/20/43	1,493	1,557

Pool #MA1996, 4.00%, 6/20/44	436	480

Pool #MA3666, 5.00%, 5/20/46	971	1,113

Pool #MA4008, 5.50%, 10/20/46	134	157

Pool #MA6870, 5.00%, 9/20/50	1,280	1,421
		23,229
Total U.S. Government Agencies
(Cost $206,348)		209,291

U.S. GOVERNMENT OBLIGATIONS – 9.3%

U.S. Treasury Bonds – 4.0%

1.88%, 2/15/41	7,905	7,342

1.63%, 11/15/50	31,218	25,911
		33,253

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    53    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 9.3% continued

U.S. Treasury Notes – 5.3%
0.50%, 2/28/26	$44,011	$43,127
Total U.S. Government Obligations
(Cost $78,440)		76,380

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 4.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(9) (10)	36,173,150	$36,173
Total Investment Companies
(Cost $36,173)		36,173

Total Investments – 98.7%
(Cost $807,525)		811,562

Other Assets less Liabilities – 1.3%		10,699
NET ASSETS – 100.0%		$822,261

(1)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2021.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Perpetual bond. Maturity date represents next call date.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.
(5)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(6)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(7)	Principal Amount and Value rounds to less than one thousand.
(8)	Variable rate security. Rate as of March 31, 2021 is disclosed.
(9)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(10)	7-day current yield as of March 31, 2021 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

A.G. - Aktiengesellschaft (German: Stock Corporation)

B.V. - Besloten Vennootschap (Dutch: Private Limited Liability Company)

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

ICE - Intercontinental Exchange

L.P. - Limited Partnership

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

N.V. - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

S.A. - Société Anonyme (French: Public Limited Company)

S.A.B. de C.V. - Sociedad Anónima Bursátil de Capital Variable (Mexico: Public Company)

SOFR - Secured Overnight Financing Rate

TBA - To be announced

USD - United States Dollar

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities(1)	$—	$18,574	$—	$18,574
Corporate Bonds(1)	—	361,025	—	361,025
Foreign Issuer Bonds(1)	—	109,330	—	109,330
Common Stocks	—	789	—	789
U.S. Government Agencies(1)	—	209,291	—	209,291

See Notes to the Financial Statements.

FIXED INCOME FUNDS    54    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
U.S. Government Obligations(1)	$—	$76,380	$—	$76,380
Investment Companies	36,173	—	—	36,173
Total Investments	$36,173	$775,389	$—	$811,562
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    55    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.5%

Advertising & Marketing – 0.6%

Advantage Sales & Marketing, Inc., 6.50%, 11/15/28 (1)	$7,000	$7,280

Outfront Media Capital LLC/Outfront Media Capital Corp., 4.25%, 1/15/29 (1)	3,825	3,682

Terrier Media Buyer, Inc., 8.88%, 12/15/27 (1)	9,350	10,061
		21,023

Aerospace & Defense – 1.2%

Howmet Aerospace, Inc., 6.88%, 5/1/25	5,625	6,518

SSL Robotics LLC, 9.75%, 12/31/23 (1)	5,222	5,872

TransDigm, Inc., 5.50%, 11/15/27	9,225	9,536

Triumph Group, Inc., 8.88%, 6/1/24 (1)	4,125	4,642
7.75%, 8/15/25	14,750	14,824
		41,392

Airlines – 0.7%

American Airlines Group, Inc., 3.75%, 3/1/25 (1)	6,600	5,631

Delta Air Lines, Inc., 7.00%, 5/1/25 (1)	5,950	6,852

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27 (1)	8,350	9,143
		21,626

Auto Parts Manufacturing – 1.1%

American Axle & Manufacturing, Inc., 6.88%, 7/1/28	6,000	6,290

Dana, Inc., 5.63%, 6/15/28	7,750	8,292

Meritor, Inc., 6.25%, 6/1/25 (1)	7,950	8,467

Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29 (1)	7,750	8,002

Tenneco, Inc., 7.88%, 1/15/29 (1)	2,200	2,474

5.13%, 4/15/29 (1)	3,575	3,525
		37,050

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Automobiles Manufacturing – 2.5%

Ford Motor Co., 8.50%, 4/21/23	$5,600	$6,244
9.00%, 4/22/25	6,575	7,963
9.63%, 4/22/30	1,825	2,547

Ford Motor Credit Co. LLC, 3.81%, 10/12/21	1,250	1,263
4.25%, 9/20/22	1,275	1,315
5.58%, 3/18/24	4,628	4,995
3.66%, 9/8/24	4,275	4,425
4.06%, 11/1/24	3,800	3,975
5.13%, 6/16/25	2,000	2,158
4.13%, 8/4/25	8,200	8,577
4.39%, 1/8/26	8,725	9,171
4.13%, 8/17/27	13,000	13,422
5.11%, 5/3/29	5,318	5,698

General Motors Financial Co., Inc.,
(Variable, ICE LIBOR USD 3M + 3.60%), 5.75%, 9/30/27 (2) (3)	11,975	12,559
		84,312

Cable & Satellite – 3.7%

CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28 (1)	32,387	34,254
4.50%, 5/1/32 (1)	4,100	4,151

CSC Holdings LLC, 6.50%, 2/1/29 (1)	17,100	18,895
5.75%, 1/15/30 (1)	8,425	8,874
4.63%, 12/1/30 (1)	6,800	6,689

DISH DBS Corp., 7.75%, 7/1/26	20,917	23,040

GCI LLC, 4.75%, 10/15/28 (1)	8,000	8,190

Hughes Satellite Systems Corp., 6.63%, 8/1/26	7,030	7,790

Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 8/15/27 (1)	6,150	6,394

Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 9/15/26 (1)	1,000	1,011
6.50%, 9/15/28 (1)	3,000	3,168
		122,456

See Notes to the Financial Statements.

FIXED INCOME FUNDS    56    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Casinos & Gaming – 2.3%

Affinity Gaming, 6.88%, 12/15/27 (1)	$6,300	$6,639

Bally’s Corp., 6.75%, 6/1/27 (1)	7,025	7,534

Boyd Gaming Corp., 4.75%, 12/1/27	8,350	8,511

Caesars Entertainment, Inc., 6.25%, 7/1/25 (1)	5,100	5,425
8.13%, 7/1/27 (1)	4,975	5,488

Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 7/1/25 (1)	6,250	6,596
5.25%, 10/15/25 (1)	9,975	10,061

Full House Resorts, Inc., 8.25%, 2/15/28 (1)	4,425	4,714

Scientific Games International, Inc., 8.25%, 3/15/26 (1)	13,060	14,007

Station Casinos LLC, 4.50%, 2/15/28 (1)	8,950	8,905
		77,880

Chemicals – 0.8%

CVR Partners L.P./CVR Nitrogen Finance Corp., 9.25%, 6/15/23 (1)	15,110	15,242

Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 7/1/28 (1)	6,575	7,399

Univar Solutions U.S.A., Inc., 5.13%, 12/1/27 (1)	5,025	5,229
		27,870

Coal Operations – 0.4%

Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp., 7.50%, 5/1/25(1)	13,142	12,233

Commercial Finance – 0.8%

Burford Capital Global Finance LLC, 6.25%, 4/15/28 (1)	7,350	7,534

Fortress Transportation and Infrastructure Investors LLC, 6.75%, 3/15/22 (1)	3,555	3,560
9.75%, 8/1/27 (1)	7,375	8,398

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Commercial Finance – 0.8% continued

Voyager Aviation Holdings LLC/Voyager Finance Co., 9.00%, 8/15/21 (1)	$15,725	$8,098
		27,590

Communications Equipment – 1.1%

Avaya, Inc., 6.13%, 9/15/28 (1)	5,475	5,824

CommScope, Inc., 6.00%, 3/1/26 (1)	3,050	3,221
7.13%, 7/1/28 (1)	4,500	4,779

Plantronics, Inc., 4.75%, 3/1/29 (1)	11,500	11,299

Viasat, Inc., 5.63%, 4/15/27 (1)	4,575	4,799
6.50%, 7/15/28 (1)	5,775	6,081
		36,003

Construction Materials Manufacturing – 0.5%

Forterra Finance LLC/FRTA Finance Corp., 6.50%, 7/15/25 (1)	4,775	5,133

Standard Industries, Inc., 3.38%, 1/15/31 (1)	5,825	5,519
Summit Materials LLC/Summit Materials Finance Corp., 6.50%, 3/15/27 (1)	6,683	7,026
		17,678

Consumer Finance – 3.3%

Credit Acceptance Corp., 6.63%, 3/15/26	7,263	7,644

Curo Group Holdings Corp., 8.25%, 9/1/25 (1)	11,790	11,809

Discover Financial Services,
(Variable, ICE LIBOR USD 3M + 3.08%), 5.50%, 10/30/27 (2) (3)	8,825	9,159

Enova International, Inc., 8.50%, 9/15/25 (1)	10,950	11,364

Finance of America Funding LLC, 7.88%, 11/15/25 (1)	4,100	4,241

FirstCash, Inc., 4.63%, 9/1/28 (1)	7,400	7,581

Freedom Mortgage Corp., 8.13%, 11/15/24 (1)	8,848	9,169

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    57    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Consumer Finance – 3.3% continued

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/1/27 (1)	$10,850	$10,687

Navient Corp., 5.00%, 3/15/27	12,100	12,130

OneMain Finance Corp., 6.88%, 3/15/25	4,175	4,749
5.38%, 11/15/29	12,225	13,005
4.00%, 9/15/30	2,900	2,820

Provident Funding Associates L.P./PFG Finance Corp., 6.38%, 6/15/25 (1)	5,197	5,184
		109,542

Consumer Products – 0.4%

Edgewell Personal Care Co., 5.50%, 6/1/28 (1)	3,800	4,013

Energizer Holdings, Inc., 4.38%, 3/31/29 (1)	3,500	3,512

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26 (1)	5,175	5,175
		12,700

Consumer Services – 1.0%

Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 7/15/26 (1)	9,275	9,836

APX Group, Inc., 6.75%, 2/15/27 (1)	7,335	7,869

Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (1)	14,375	14,964
		32,669

Containers & Packaging – 0.5%

Flex Acquisition Co., Inc., 7.88%, 7/15/26 (1)	3,924	4,115

Graham Packaging Co., Inc., 7.13%, 8/15/28 (1)	3,450	3,670

Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25 (1)	5,192	5,192

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Containers & Packaging – 0.5% continued

Owens-Brockway Glass Container, Inc., 6.63%, 5/13/27 (1)	$4,535	$4,930
		17,907

Department Stores – 0.5%

Macy’s, Inc., 8.38%, 6/15/25 (1)	10,225	11,321

NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 4/1/26 (1)	3,650	3,723
		15,044

Design, Manufacturing & Distribution – 0.2%

Brightstar Escrow Corp., 9.75%, 10/15/25(1)	6,350	6,890

Electrical Equipment Manufacturing – 0.5%

Vertical U.S. Newco, Inc., 5.25%, 7/15/27 (1)	4,600	4,815

WESCO Distribution, Inc., 7.13%, 6/15/25 (1)	5,475	5,987
7.25%, 6/15/28 (1)	4,100	4,588
		15,390

Entertainment Content – 0.9%

Allen Media LLC/Allen Media Co-Issuer, Inc., 10.50%, 2/15/28 (1)	12,435	13,119

Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 8/15/26 (1)	9,775	7,036
6.63%, 8/15/27 (1)	17,925	9,410
		29,565

Entertainment Resources – 0.4%

Powdr Corp., 6.00%, 8/1/25(1)	13,375	14,095

Exploration & Production – 6.5%

Antero Resources Corp., 8.38%, 7/15/26 (1)	3,075	3,390

Apache Corp., 4.88%, 11/15/27	5,700	5,843
4.38%, 10/15/28	8,000	7,976
4.25%, 1/15/30	4,000	3,896

Berry Petroleum Co. LLC, 7.00%, 2/15/26 (1)	13,600	13,158

See Notes to the Financial Statements.

FIXED INCOME FUNDS    58    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Exploration & Production – 6.5% continued

California Resources Corp., 7.13%, 2/1/26 (1)	$6,925	$7,048

Comstock Resources, Inc., 6.75%, 3/1/29 (1)	2,750	2,819

Continental Resources, Inc., 5.75%, 1/15/31 (1)	6,425	7,259

Endeavor Energy Resources L.P./EER Finance, Inc., 6.63%, 7/15/25 (1)	4,000	4,275

Energy Ventures Gom LLC/EnVen Finance Corp., 11.00%, 2/15/23 (1)	11,900	11,632

EQT Corp., 8.50%, 2/1/30	6,214	7,925

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/1/28 (1)	7,742	7,974

Indigo Natural Resources LLC, 5.38%, 2/1/29 (1)	5,650	5,566

Laredo Petroleum, Inc., 9.50%, 1/15/25	15,240	14,670

Murphy Oil Corp., 6.38%, 7/15/28	5,050	5,056

Northern Oil and Gas, Inc., 8.13%, 3/1/28 (1)	2,000	1,989

Occidental Petroleum Corp., 2.70%, 2/15/23	8,568	8,549
6.95%, 7/1/24	5,625	6,172
2.90%, 8/15/24	6,177	6,109
3.50%, 6/15/25	1,628	1,612
8.00%, 7/15/25	3,950	4,534
5.55%, 3/15/26	12,050	12,775
3.40%, 4/15/26	10,420	10,019
3.50%, 8/15/29	14,375	13,477
6.63%, 9/1/30	11,375	12,783
6.13%, 1/1/31	3,750	4,141

Range Resources Corp., 8.25%, 1/15/29 (1)	4,800	5,136

SM Energy Co., 5.63%, 6/1/25	10,210	9,446

Southwestern Energy Co., 6.45%, 1/23/25	11,663	12,461
		217,690

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Financial Services – 0.9%

Advisor Group Holdings, Inc., 10.80%, 8/1/27 (1)	$9,875	$11,051

Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27 (1)	4,875	5,058

NFP Corp., 6.88%, 8/15/28 (1)	7,110	7,384

PRA Group, Inc., 7.38%, 9/1/25 (1)	7,325	7,838
		31,331

Food & Beverage – 2.8%

Dole Food Co., Inc., 7.25%, 6/15/25 (1)	10,380	10,654

Kraft Heinz Foods Co., 4.63%, 1/30/29	6,175	6,926
5.00%, 7/15/35	4,075	4,689
5.00%, 6/4/42	17,505	19,654
5.20%, 7/15/45	16,900	19,497
4.38%, 6/1/46	2,350	2,450

NBM U.S. Holdings, Inc., 7.00%, 5/14/26	9,525	10,242

Post Holdings, Inc., 4.50%, 9/15/31 (1)	5,150	5,093

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 3/1/29 (1)	7,575	7,641

Triton Water Holdings, Inc., 6.25%, 4/1/29 (1)	4,525	4,616
		91,462

Forest & Paper Products Manufacturing – 0.6%

Mercer International, Inc., 5.13%, 2/1/29 (1)	3,925	4,066

Resolute Forest Products, Inc., 4.88%, 3/1/26 (1)	5,000	5,013

Schweitzer-Mauduit International, Inc., 6.88%, 10/1/26 (1)	9,050	9,593
		18,672

Hardware – 0.9%

Everi Payments, Inc., 7.50%, 12/15/25 (1)	12,437	12,939

NCR Corp., 6.13%, 9/1/29 (1)	13,490	14,283

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    59    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Hardware – 0.9% continued

TTM Technologies, Inc., 4.00%, 3/1/29 (1)	$3,400	$3,353
		30,575

Health Care Facilities & Services – 3.8%

AdaptHealth LLC, 6.13%, 8/1/28 (1)	4,025	4,266
4.63%, 8/1/29 (1)	4,425	4,403

AMN Healthcare, Inc., 4.00%, 4/15/29 (1)	4,875	4,851

CHS/Community Health Systems, Inc., 8.13%, 6/30/24 (1)	9,950	10,398
6.63%, 2/15/25 (1)	17,410	18,378
6.88%, 4/15/29 (1)	2,050	2,143

DaVita, Inc., 4.63%, 6/1/30 (1)	8,750	8,900

HCA, Inc., 5.88%, 2/1/29	19,830	23,102

Legacy LifePoint Health LLC, 4.38%, 2/15/27 (1)	7,425	7,276

MEDNAX, Inc., 6.25%, 1/15/27 (1)	7,815	8,357

ModivCare, Inc., 5.88%, 11/15/25 (1)	1,025	1,079

Prime Healthcare Services, Inc., 7.25%, 11/1/25 (1)	8,100	8,647

Surgery Center Holdings, Inc., 6.75%, 7/1/25 (1)	3,350	3,424
10.00%, 4/15/27 (1)	4,350	4,796

Tenet Healthcare Corp., 6.13%, 10/1/28 (1)	14,525	15,128
		125,148

Home & Office Products Manufacturing – 0.7%

CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (1)	6,560	7,035

Newell Brands, Inc., 5.88%, 4/1/36	13,750	16,844
		23,879

Home Improvement – 0.8%

Cornerstone Building Brands, Inc., 8.00%, 4/15/26 (1)	5,843	6,085

Interface, Inc, 5.50%, 12/1/28 (1)	5,500	5,686

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Home Improvement – 0.8% continued

Patrick Industries, Inc., 7.50%, 10/15/27 (1)	$5,025	$5,484

PGT Innovations, Inc., 6.75%, 8/1/26 (1)	8,455	8,983
		26,238

Homebuilders – 0.8%

Beazer Homes U.S.A., Inc., 5.88%, 10/15/27	7,600	7,866

Forestar Group, Inc., 5.00%, 3/1/28 (1)	7,250	7,524

LGI Homes, Inc., 6.88%, 7/15/26 (1)	7,123	7,435

Taylor Morrison Communities, Inc., 5.13%, 8/1/30 (1)	4,425	4,701
		27,526

Industrial Other – 1.3%

Ahern Rentals, Inc., 7.38%, 5/15/23 (1)	10,175	9,158

Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26 (1)	8,750	9,122

Capitol Investment Merger Sub 2 LLC, 10.00%, 8/1/24 (1)	8,918	9,640

Dycom Industries, Inc., 4.50%, 4/15/29 (1)	3,550	3,555

NESCO Holdings II, Inc., 5.50%, 4/15/29 (1)	350	359
4/15/29 (1) (4)	4,925	5,051

VM Consolidated, Inc., 5.50%, 4/15/29 (1)	5,925	6,064
		42,949

Internet Media – 0.9%

Endure Digital, Inc., 6.00%, 2/15/29 (1)	5,225	5,101

GrubHub Holdings, Inc., 5.50%, 7/1/27 (1)	6,850	7,124

TripAdvisor, Inc., 7.00%, 7/15/25 (1)	8,235	8,906

Uber Technologies, Inc., 6.25%, 1/15/28 (1)	9,075	9,812
		30,943

See Notes to the Financial Statements.

FIXED INCOME FUNDS    60    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Investment Companies – 0.6%

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.25%, 5/15/27	$13,350	$13,784
4.38%, 2/1/29 (1)	6,025	5,888
		19,672

Leisure Products Manufacturing – 0.4%

Mattel, Inc., 5.88%, 12/15/27 (1)	5,650	6,203

Vista Outdoor, Inc., 4.50%, 3/15/29 (1)	6,050	5,986
		12,189

Machinery Manufacturing – 0.4%

Amsted Industries, Inc., 5.63%, 7/1/27 (1)	6,850	7,269

GrafTech Finance, Inc., 4.63%, 12/15/28 (1)	4,600	4,626
		11,895

Manufactured Goods – 0.5%

Anagram International, Inc./Anagram Holdings LLC, 10.00%, (100% Cash), 8/15/26 (1) (5)	2,270	2,224

FXI Holdings, Inc., 12.30%, 11/15/26 (1)	11,625	13,282
		15,506

Medical Equipment & Devices Manufacturing – 0.2%

Avantor Funding, Inc., 4.63%, 7/15/28(1)	7,050	7,363

Metals & Mining – 1.7%

Arconic Corp., 6.13%, 2/15/28 (1)	6,050	6,463

Carpenter Technology Corp., 6.38%, 7/15/28	6,575	7,066

Cleveland-Cliffs, Inc., 9.88%, 10/17/25 (1)	3,521	4,125
4.88%, 3/1/31 (1)	2,800	2,752

Coeur Mining, Inc., 5.13%, 2/15/29 (1)	5,900	5,640

Commercial Metals Co., 3.88%, 2/15/31	4,550	4,466

Joseph T Ryerson & Son, Inc., 8.50%, 8/1/28 (1)	5,310	5,947

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Metals & Mining – 1.7% continued

Novelis Corp., 4.75%, 1/30/30 (1)	$9,150	$9,425

United States Steel Corp., 6.88%, 8/15/25	10,375	10,580
		56,464

Oil & Gas Services & Equipment – 0.7%

Oceaneering International, Inc., 6.00%, 2/1/28	16,495	15,780

U.S.A. Compression Partners L.P./U.S.A. Compression Finance Corp., 6.88%, 4/1/26	7,466	7,658
		23,438

Pharmaceuticals – 1.1%

Bausch Health Americas, Inc., 8.50%, 1/31/27 (1)	14,415	15,992

Horizon Therapeutics U.S.A., Inc., 5.50%, 8/1/27 (1)	9,450	10,088

JPR Royalty Sub LLC, 14.00%, 9/1/20 (1) (6) (7) (8)	8,000	—

Par Pharmaceutical, Inc., 7.50%, 4/1/27 (1)	8,813	9,370
		35,450

Pipeline – 5.1%

Cheniere Energy, Inc., 4.63%, 10/15/28 (1)	4,075	4,239

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.63%, 5/1/27 (1)	8,271	8,126

DCP Midstream Operating L.P., 5.63%, 7/15/27	10,983	11,924

EnLink Midstream Partners L.P.,

(Variable, ICE LIBOR USD 3M + 4.11%), 6.00%, 12/15/22 (2) (3)	19,300	11,966

EQM Midstream Partners L.P., 6.00%, 7/1/25 (1)	7,250	7,803
4.75%, 1/15/31 (1)	2,975	2,886

Genesis Energy L.P./Genesis Energy Finance Corp., 8.00%, 1/15/27	3,750	3,797

Global Partners L.P./GLP Finance Corp., 6.88%, 1/15/29	5,800	6,225

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    61    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Pipeline – 5.1% continued

Harvest Midstream I L.P., 7.50%, 9/1/28 (1)	$4,110	$4,417

Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 2/1/28 (1)	5,325	5,393

Martin Midstream Partners L.P./Martin Midstream Finance Corp., 11.50%, 2/28/25 (1)	6,802	6,870

NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 2/1/26 (1)	8,175	8,388

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 11/1/23	11,882	11,466
7.50%, 4/15/26	6,625	5,648

NuStar Logistics L.P., 6.00%, 6/1/26	6,580	7,094

PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 5/15/23	10,916	10,918

Plains All American Pipeline L.P.,
(Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (2) (3)	12,100	9,832

Rattler Midstream L.P., 5.63%, 7/15/25 (1)	7,325	7,648

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.50%, 7/15/27	7,025	7,634
4.00%, 1/15/32 (1)	7,725	7,265

Western Midstream Operating L.P., 4.35%, 2/1/25	6,150	6,365
4.75%, 8/15/28	10,190	10,649
5.30%, 2/1/30	2,385	2,585
		169,138

Power Generation – 1.1%

Calpine Corp., 5.13%, 3/15/28	12,662	12,721
5.00%, 2/1/31 (1)	3,350	3,265

NRG Energy, Inc., 5.75%, 1/15/28	10,045	10,673

Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28 (1)	3,125	3,176

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Power Generation – 1.1% continued

Vistra Operations Co. LLC, 5.63%, 2/15/27 (1)	$6,875	$7,146
		36,981

Property & Casualty Insurance – 0.5%

Acrisure LLC/Acrisure Finance, Inc., 7.00%, 11/15/25 (1)	2,345	2,421

NMI Holdings, Inc., 7.38%, 6/1/25 (1)	5,200	6,000

USI, Inc., 6.88%, 5/1/25 (1)	6,254	6,363
		14,784

Publishing & Broadcasting – 3.1%

Beasley Mezzanine Holdings LLC, 8.63%, 2/1/26 (1)	14,100	14,171

Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28 (1)	4,300	4,263

Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	2,732	2,842
5.13%, 8/15/27 (1)	8,475	8,531

Cumulus Media New Holdings, Inc., 6.75%, 7/1/26 (1)	8,285	8,440

Entercom Media Corp., 6.75%, 3/31/29 (1)	5,700	5,925

Gray Television, Inc., 7.00%, 5/15/27 (1)	6,450	7,014

iHeartCommunications, Inc., 5.25%, 8/15/27 (1)	5,500	5,657

Meredith Corp., 6.88%, 2/1/26	8,855	9,076

Nexstar Broadcasting, Inc., 5.63%, 7/15/27 (1)	3,950	4,153

Sinclair Television Group, Inc., 4.13%, 12/1/30 (1)	6,475	6,232

TEGNA, Inc., 5.00%, 9/15/29	9,129	9,474

Townsquare Media, Inc., 6.88%, 2/1/26 (1)	7,434	7,917

Urban One, Inc., 7.38%, 2/1/28 (1)	10,425	10,793
		104,488

See Notes to the Financial Statements.

FIXED INCOME FUNDS    62    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Real Estate – 2.4%

Diversified Healthcare Trust, 4.75%, 2/15/28	$6,225	$6,139
4.38%, 3/1/31	2,375	2,318

ESH Hospitality, Inc., 4.63%, 10/1/27 (1)	9,625	10,180

HAT Holdings I LLC/HAT Holdings II LLC, 6.00%, 4/15/25 (1)	7,425	7,833

Howard Hughes (The) Corp., 5.38%, 8/1/28 (1)	5,500	5,782

Kennedy-Wilson, Inc., 5.00%, 3/1/31	6,700	6,785

MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.63%, 6/15/25 (1)	3,975	4,193

Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.50%, 6/1/25 (1)	9,400	10,274

RHP Hotel Properties L.P./RHP Finance Corp., 4.50%, 2/15/29 (1)	4,275	4,292

Service Properties Trust, 5.50%, 12/15/27	7,795	8,241

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 2/15/25 (1)	5,100	5,518

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (1)	3,700	3,678

XHR L.P., 6.38%, 8/15/25 (1)	4,025	4,251
		79,484

Real Estate Investment Trusts – 0.2%

iStar, Inc., 4.75%, 10/1/24	7,200	7,491

Refining & Marketing – 0.9%

CITGO Petroleum Corp., 7.00%, 6/15/25 (1)	7,850	8,076

CVR Energy, Inc., 5.75%, 2/15/28 (1)	11,040	10,737

Murphy Oil U.S.A., Inc., 3.75%, 2/15/31 (1)	2,325	2,285

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Refining & Marketing – 0.9% continued

PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	$12,125	$8,957
		30,055

Restaurants – 0.8%

Golden Nugget, Inc., 6.75%, 10/15/24 (1)	16,910	17,079

IRB Holding Corp., 6.75%, 2/15/26 (1)	8,773	9,080
		26,159

Retail - Consumer Discretionary – 3.2%

Academy Ltd., 6.00%, 11/15/27 (1)	3,975	4,184

Carvana Co., 5.88%, 10/1/28 (1)	5,250	5,381

Group 1 Automotive, Inc., 4.00%, 8/15/28 (1)	3,175	3,155

Ken Garff Automotive LLC, 4.88%, 9/15/28 (1)	11,225	11,214

L Brands, Inc., 6.88%, 7/1/25 (1)	2,667	2,964
9.38%, 7/1/25 (1)	1,700	2,117
5.25%, 2/1/28	3,100	3,325
6.63%, 10/1/30 (1)	5,125	5,807
6.75%, 7/1/36	5,775	6,815

LBM Acquisition LLC, 6.25%, 1/15/29 (1)	4,275	4,403

Lithia Motors, Inc., 4.63%, 12/15/27 (1)	8,950	9,309

LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 2/15/26 (1)	6,775	6,933

Michaels Stores, Inc., 4.75%, 10/1/27 (1)	2,950	3,208

Party City Holdings, Inc., (Floating, ICE LIBOR USD 6M + 5.00%), 5.75%, 7/15/25 (1) (9)	4,088	3,761

PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28 (1)	1,925	1,973
7.75%, 2/15/29 (1)	5,075	5,514

Sonic Automotive, Inc., 6.13%, 3/15/27	7,956	8,274

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    63    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Retail - Consumer Discretionary – 3.2% continued

Staples, Inc., 7.50%, 4/15/26 (1)	$13,896	$14,660

White Cap Buyer LLC, 6.88%, 10/15/28 (1)	3,825	4,061
		107,058

Retail - Consumer Staples – 0.2%

U.S. Foods, Inc., 6.25%, 4/15/25(1)	5,550	5,950

Software & Services – 2.5%

Austin BidCo, Inc., 7.13%, 12/15/28 (1)	6,450	6,563

Banff Merger Sub, Inc., 9.75%, 9/1/26 (1)	10,225	10,895

Castle U.S. Holding Corp., 9.50%, 2/15/28 (1)	8,280	8,446

CPI CG, Inc., 8.63%, 3/15/26 (1)	5,250	5,501

LogMeIn, Inc, 5.50%, 9/1/27 (1)	3,950	4,135

Open Text Holdings, Inc., 4.13%, 2/15/30 (1)	5,900	5,981

Rocket Software, Inc., 6.50%, 2/15/29 (1)	13,850	13,975

Sabre GLBL, Inc., 9.25%, 4/15/25 (1)	6,075	7,244
7.38%, 9/1/25 (1)	4,900	5,340

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (1)	10,014	10,345

Unisys Corp., 6.88%, 11/1/27 (1)	5,400	5,913
		84,338

Supermarkets & Pharmacies – 0.3%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC, 7.50%, 3/15/26(1)	10,100	11,157

Technology – 0.5%

Iron Mountain, Inc., 4.88%, 9/15/29 (1)	8,814	8,924
5.25%, 7/15/30 (1)	7,700	7,945
		16,869

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Tobacco – 0.2%

Vector Group Ltd., 5.75%, 2/1/29(1)	$7,650	$7,889

Transportation & Logistics – 1.8%

Allison Transmission, Inc., 5.88%, 6/1/29 (1)	6,275	6,861

Cargo Aircraft Management, Inc., 4.75%, 2/1/28 (1)	12,275	12,659

Navistar International Corp., 6.63%, 11/1/25 (1)	14,763	15,317

Western Global Airlines LLC, 10.40%, 8/15/25 (1)	13,175	14,822

XPO Logistics, Inc., 6.75%, 8/15/24 (1)	5,125	5,375
6.25%, 5/1/25 (1)	3,725	3,990
		59,024

Travel & Lodging – 0.6%

Hilton Domestic Operating Co., Inc., 5.38%, 5/1/25 (1)	2,700	2,846
5.75%, 5/1/28 (1)	8,400	9,041

Travel + Leisure Co., 6.63%, 7/31/26 (1)	6,475	7,351
		19,238

Utilities – 0.4%

Talen Energy Supply LLC, 6.63%, 1/15/28(1)	14,375	14,360

Waste & Environment Services & Equipment – 0.2%

Covanta Holding Corp., 5.00%, 9/1/30	7,125	7,196

Wireless Telecommunications Services – 1.0%

Sprint Capital Corp., 6.88%, 11/15/28	12,853	16,207
8.75%, 3/15/32	11,200	16,562
		32,769

Wireline Telecommunications Services – 2.5%

Cablevision Lightpath LLC, 5.63%, 9/15/28 (1)	4,300	4,363

Cincinnati Bell, Inc., 7.00%, 7/15/24 (1)	9,925	10,235

Consolidated Communications, Inc., 6.50%, 10/1/28 (1)	4,392	4,744

Frontier Communications Corp., 5.88%, 10/15/27 (1)	6,975	7,394

See Notes to the Financial Statements.

FIXED INCOME FUNDS    64    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 76.5% continued

Wireline Telecommunications Services – 2.5% continued

6.75%, 5/1/29 (1)	$4,750	$5,010

Level 3 Financing, Inc., 4.63%, 9/15/27 (1)	8,225	8,465
3.75%, 7/15/29 (1)	3,825	3,743

Lumen Technologies, Inc., 5.13%, 12/15/26 (1)	11,050	11,640
4.50%, 1/15/29 (1)	7,925	7,729

Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 6.00%, 2/15/28 (1)	6,000	5,985

Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (1)	8,125	8,257

Zayo Group Holdings, Inc., 6.13%, 3/1/28 (1)	6,150	6,325
		83,890
Total Corporate Bonds
(Cost $2,470,630)		2,547,623

FOREIGN ISSUER BONDS – 19.8%

Aerospace & Defense – 0.7%

Rolls-Royce PLC, 5.75%, 10/15/27 (1)	7,250	7,714

TransDigm UK Holdings PLC, 6.88%, 5/15/26	13,650	14,367
		22,081

Airlines – 0.8%

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26 (1)	7,150	7,454
5.75%, 4/20/29 (1)	7,150	7,620

Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28 (1)	6,350	6,902

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26 (1)	4,925	5,234
		27,210

Auto Parts Manufacturing – 0.3%

IHO Verwaltungs GmbH, 6.00%, (100% Cash), 5/15/27(1) (5)	8,400	8,813

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 19.8% continued

Banks – 0.1%

ING Groep N.V., (Variable, USD Swap 5Y + 4.45%), 6.50%, 4/16/25(2) (3)	$3,546	$3,916

Cable & Satellite – 1.1%

Altice Financing S.A., 7.50%, 5/15/26 (1)	8,470	8,851
5.00%, 1/15/28 (1)	6,850	6,773

LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (1)	8,065	8,598

VTR Comunicaciones S.p.A., 4.38%, 4/15/29 (1)	3,425	3,439

Ziggo Bond Co. B.V., 6.00%, 1/15/27 (1)	10,275	10,712
		38,373

Casinos & Gaming – 1.0%

International Game Technology PLC, 5.25%, 1/15/29 (1)	7,525	7,849

Melco Resorts Finance Ltd., 5.63%, 7/17/27 (1)	9,325	9,726

Studio City Finance Ltd., 5.00%, 1/15/29 (1)	4,975	4,993

Wynn Macau Ltd., 5.50%, 10/1/27 (1)	9,982	10,419
		32,987

Chemicals – 0.2%

Methanex Corp., 5.13%, 10/15/27	5,625	5,752

Commercial Finance – 0.8%

AerCap Holdings N.V., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.54%), 5.88%, 10/10/79 (2)	10,375	10,673

VistaJet Malta Finance PLC/XO Management Holding, Inc., 10.50%, 6/1/24 (1)	13,425	14,633
		25,306

Consumer Finance – 0.4%

Fairstone Financial, Inc., 7.88%, 7/15/24(1)	12,622	13,253

Containers & Packaging – 0.3%

ARD Finance S.A., 6.50%, (100% Cash), 6/30/27(1) (5)	8,175	8,581

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    65    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 19.8% continued

Diversified Banks – 1.2%

Barclays PLC,
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.67%), 8.00%, 6/15/24 (2) (3)	$11,075	$12,293

BNP Paribas S.A.,
(Variable, USD Swap 5Y + 5.15%), 7.38%, 8/19/25 (1) (2) (3)	6,450	7,482

Credit Agricole S.A.,
(Variable, USD Swap 5Y + 4.90%), 7.88%, 1/23/24 (1) (2) (3)	5,168	5,795

Credit Suisse Group A.G.,
(Variable, USD Swap 5Y + 4.60%), 7.50%, 7/17/23 (1) (2) (3)	8,125	8,591

Deutsche Bank A.G.,
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.52%), 6.00%, 10/30/25 (2) (3)	6,700	6,784
		40,945

Electrical Equipment Manufacturing – 0.2%

Vertical Holdco GmbH, 7.63%, 7/15/28(1)	5,625	6,048

Exploration & Production – 0.1%

MEG Energy Corp., 5.88%, 2/1/29(1)	3,700	3,709

Food & Beverage – 0.8%

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc., 6.50%, 4/15/29 (1)	9,125	10,306
5.50%, 1/15/30 (1)	5,000	5,534

Minerva Luxembourg S.A., 4.38%, 3/18/31 (1)	5,200	5,083

Sigma Holdco B.V., 7.88%, 5/15/26	6,630	6,628
		27,551

Hardware – 0.1%

Seagate HDD Cayman, 3.38%, 7/15/31(1)	2,200	2,115

Homebuilders – 0.2%

Empire Communities Corp., 7.00%, 12/15/25(1)	6,325	6,665

Machinery Manufacturing – 0.2%

Husky III Holding Ltd., 13.00%, (100% Cash), 2/15/25(1) (5)	7,140	7,765

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 19.8% continued

Metals & Mining – 1.5%

Alcoa Nederland Holding B.V., 5.50%, 12/15/27 (1)	$6,325	$6,808

Constellium S.E., 3.75%, 4/15/29 (1)	4,350	4,159

First Quantum Minerals Ltd., 7.25%, 4/1/23 (1)	6,475	6,588
6.50%, 3/1/24 (1)	6,250	6,344

FMG Resources Pty. Ltd., Series 2006, 4.38%, 4/1/31 (1)	3,750	3,820

New Gold, Inc., 6.38%, 5/15/25 (1)	4,575	4,712

Taseko Mines Ltd., 7.00%, 2/15/26 (1)	5,250	5,345

Vedanta Resources Ltd., 6.38%, 7/30/22 (1)	11,510	10,935
		48,711

Oil & Gas Services & Equipment – 0.4%

Nabors Industries Ltd., 7.25%, 1/15/26 (1)	8,400	6,972

Shelf Drilling Holdings Ltd., 8.88%, 11/15/24 (1)	1,225	1,225

Transocean Pontus Ltd., 6.13%, 8/1/25 (1)	5,200	4,914
		13,111

Pharmaceuticals – 1.7%

Bausch Health Cos., Inc., 5.00%, 1/30/28 (1)	6,500	6,625
5.25%, 1/30/30 (1)	13,725	13,780

Cheplapharm Arzneimittel GmbH, 5.50%, 1/15/28 (1)	6,425	6,674

Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 7/31/27 (1)	8,277	8,991
6.00%, 6/30/28 (1)	9,705	7,861

Teva Pharmaceutical Finance Netherlands III B.V., 7.13%, 1/31/25	7,625	8,424
6.75%, 3/1/28	4,780	5,370
		57,725

Power Generation – 0.3%

Drax Finco PLC, 6.63%, 11/1/25(1)	11,102	11,477

See Notes to the Financial Statements.

FIXED INCOME FUNDS    66    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 19.8% continued

Property & Casualty Insurance – 0.6%

Ardonagh Midco 2 PLC, 11.50%, 1/15/27 (1) (5)	$9,976	$10,674

Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc., 7.63%, 10/15/25 (1) (5)	8,425	9,036
		19,710

Publishing & Broadcasting – 0.2%

Clear Channel International B.V., 6.63%, 8/1/25(1)	6,575	6,871

Railroad – 0.5%

Bombardier, Inc., 7.50%, 12/1/24(1)	15,757	15,737

Refining & Marketing – 0.6%

eG Global Finance PLC, 6.75%, 2/7/25 (1)	8,660	8,855

Parkland Corp., 6.00%, 4/1/26 (1)	5,758	6,022
10/1/29 (1) (4)	5,200	5,218
		20,095

Restaurants – 0.2%

1011778 B.C. ULC/New Red Finance, Inc., 4.00%, 10/15/30(1)	8,525	8,227

Semiconductors – 0.3%

ams A.G., 7.00%, 7/31/25(1)	8,350	8,937

Technology – 0.4%

Sixsigma Networks Mexico S.A. de C.V., 7.50%, 5/2/25(1)	15,525	13,584

Travel & Lodging – 1.4%

Carnival Corp., 7.63%, 3/1/26 (1)	6,975	7,493
5.75%, 3/1/27 (1)	11,325	11,642

NCL Corp. Ltd., 5.88%, 3/15/26 (1)	5,400	5,472

NCL Finance Ltd., 6.13%, 3/15/28 (1)	2,850	2,903

Royal Caribbean Cruises Ltd., 9.13%, 6/15/23 (1)	6,250	6,887

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 19.8% continued

Travel & Lodging – 1.4% continued

Viking Cruises Ltd., 13.00%, 5/15/25 (1)	$3,865	$4,544
5.88%, 9/15/27 (1)	9,176	8,970
		47,911

Trucking & Leasing – 0.4%

Fly Leasing Ltd., 5.25%, 10/15/24	14,115	14,406

Wireless Telecommunications Services – 2.1%

Altice France S.A., 7.38%, 5/1/26 (1)	18,812	19,564

C&W Senior Financing DAC, 6.88%, 9/15/27 (1)	6,676	7,118

Connect Finco S.a.r.l./Connect U.S. Finco LLC, 6.75%, 10/1/26 (1)	11,025	11,739

Digicel Group 0.5 Ltd., 10.00%, 4/1/24 (5)	10,956	10,660

Telesat Canada/Telesat LLC, 6.50%, 10/15/27 (1)	12,000	12,021

Vmed O2 UK Financing I PLC, 4.25%, 1/31/31 (1)	9,200	8,943
		70,045

Wireline Telecommunications Services – 0.7%

Altice France Holding S.A., 10.50%, 5/15/27 (1)	9,675	10,894

Telecom Italia Capital S.A., 6.38%, 11/15/33	9,451	11,199
		22,093
Total Foreign Issuer Bonds
(Cost $632,483)		659,710

TERM LOANS – 0.6%

Pharmaceuticals – 0.6%

Alvogen Pharma U.S., Inc., January 2020 Loan,
(Floating, ICE LIBOR USD 3M + 5.25%, 1.00% Floor), 6.25%, 12/31/23(9)	19,033	18,933
Total Term Loans
(Cost $18,983)		18,933

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    67    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 0.0%

Energy Equipment & Services – 0.0%

Noble Finance Co.*	123,082	$1,686
Total Common Stocks
(Cost $2,908)		1,686

PREFERRED STOCKS – 0.5%

Banks – 0.5%

GMAC Capital Trust I, (Variable, ICE LIBOR USD 3M + 5.79%), 5.98%(9)	652,459	16,657
Total Preferred Stocks
(Cost $15,569)		16,657

INVESTMENT COMPANIES – 1.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(10) (11)	46,726,689	46,727
Total Investment Companies
(Cost $46,727)		46,727

Total Investments – 98.8%
(Cost $3,187,300)		3,291,336

Other Assets less Liabilities – 1.2%		38,934
NET ASSETS – 100.0%		$3,330,270

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2021.

(3)	Perpetual bond. Maturity date represents next call date.

(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.

(5)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.

(6)	Restricted security that has been deemed illiquid. At March 31, 2021, the value of this restricted illiquid security amounted to $0 or 0.0% of net assets.

Additional information on this restricted illiquid security is as follows:

	ACQUISITION
	AND
	ENFORCEABLE	COST
SECURITY	DATE	(000S)

JPR Royalty Sub LLC, 14.00%, 9/1/20	3/10/11	$8,000

(7)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.

(8)	Level 3 asset that is worthless, bankrupt or has been delisted.

(9)	Variable rate security. Rate as of March 31, 2021 is disclosed.
(10)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(11)	7-day current yield as of March 31, 2021 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

3M - 3 Month

5Y - 5 Year

6M - 6 Month

A.G. - Aktiengesellschaft (German: Stock Corporation)

B.V. - Besloten Vennootschap (Dutch: Private Limited Liability Company)

CMT - Constant Maturity

ICE - Intercontinental Exchange

L.P. - Limited Partnership

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

N.V. - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Company

S.A. - Société Anonyme (French: Public Limited Company)

S.E. - Societas Europaea (German: Public Company)

USD - United States Dollar

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Corporate Bonds(1)	$—	$2,547,623	$—	$2,547,623

Foreign Issuer Bonds(1)	—	659,710	—	659,710

See Notes to the Financial Statements.

FIXED INCOME FUNDS    68    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Term Loans	$—	$18,933	$—	$18,933

Common Stocks	—	1,686	—	1,686

Preferred Stocks	—	16,657	—	16,657

Investment Companies	46,727	—	—	46,727

Total Investments	$46,727	$3,244,609	$—	$3,291,336

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    69    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 14.1%

Auto Floor Plan – 0.1%

GMF Floorplan Owner Revolving Trust, Series 2020-2, Class A 0.69%, 10/15/25(1)	$500	$501

Automobile – 2.4%

CarMax Auto Owner Trust, Series 2020-1, Class A3 1.89%, 12/16/24	550	562

Drive Auto Receivables Trust, Series 2020-1, Class A2 1.99%, 12/15/22	4	5

Enterprise Fleet Financing LLC, Series 2020-1, Class A3 1.86%, 12/22/25(1)	2,250	2,320

Ford Credit Auto Lease Trust, Series 2020-A, Class A3 1.85%, 3/15/23	1,200	1,211

GM Financial Automobile Leasing Trust, Series 2020-1, Class A3 1.67%, 12/20/22	470	475

GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A3 1.84%, 9/16/24	790	802

Hyundai Auto Lease Securitization Trust, Series 2020-A, Class A3 1.95%, 7/17/23(1)	3,000	3,037

Santander Drive Auto Receivables Trust, Series 2020-2, Class A2A 0.62%, 5/15/23	651	651

Tesla Auto Lease Trust, Series 2021-A, Class A2 0.36%, 3/20/25(1)	1,000	1,000

Volkswagen Auto Loan Enhanced Trust, Series 2020-1, Class A2A 0.93%, 12/20/22	522	522
		10,585

Commercial Mortgage-Backed Securities – 6.9%

BANK, Series 2018-BN14, Class A2 4.13%, 9/15/60	4,550	4,778

Benchmark Mortgage Trust, Series 2018-B2, Class A2 3.66%, 2/15/51	2,355	2,450

Benchmark Mortgage Trust, Series 2018-B6, Class A2 4.20%, 10/10/51	3,710	3,956

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 14.1% continued

Commercial Mortgage-Backed Securities – 6.9% continued

Benchmark Mortgage Trust, Series 2019-B12, Class A2 3.00%, 8/15/52	$750	$788

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-C28, Class A4 3.23%, 10/15/48	4,090	4,372

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A4 4.26%, 10/15/46	575	616

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4 2.92%, 2/15/46	2,200	2,275

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4 3.72%, 12/15/48	5,175	5,690

WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3 2.88%, 12/15/45	4,960	5,112
		30,037

Credit Card – 2.9%

Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1 2.84%, 12/15/24	1,005	1,028

Discover Card Execution Note Trust, Series 2019-A1, Class A1 3.04%, 7/15/24	3,700	3,782

Golden Credit Card Trust, Series 2019-2A, Class A (Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor), 0.46%, 10/15/23(2)	1,000	1,001

Master Credit Card Trust II, Series 2020-1A, Class A 1.99%, 9/21/24(1)	2,200	2,268

Synchrony Card Funding LLC, Series 2019-A1, Class A 2.95%, 3/15/25	3,210	3,292

World Financial Network Credit Card Master Trust, Series 2019-C, Class A 2.21%, 7/15/26	1,000	1,027
		12,398

See Notes to the Financial Statements.

FIXED INCOME FUNDS    70    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 14.1% continued

Other – 1.8%

CNH Equipment Trust, Series 2018-A, Class A3 3.12%, 7/17/23	$709	$718

CNH Equipment Trust, Series 2019-A, Class A3 3.01%, 4/15/24	2,078	2,119

CNH Equipment Trust, Series 2019-B, Class A3 2.52%, 8/15/24	1,927	1,963

John Deere Owner Trust, Series 2019-A, Class A3 2.91%, 7/17/23	1,463	1,483

Verizon Owner Trust, Series 2020-A, Class A1A 1.85%, 7/22/24	1,550	1,581
		7,864

Total Asset-Backed Securities

(Cost $60,332)		61,385

CORPORATE BONDS – 35.1%

Aerospace & Defense – 0.3%

Boeing (The) Co., 4.51%, 5/1/23	1,000	1,071

Howmet Aerospace, Inc., 5.13%, 10/1/24	200	220
		1,291

Airlines – 0.7%

American Airlines Group, Inc., 3.75%, 3/1/25 (1)	1,100	939

Delta Air Lines, Inc., 3.40%, 4/19/21	1,530	1,530

United Airlines Pass Through Trust, Series 2020-1, Class B, 4.88%, 1/15/26	480	498
		2,967

Apparel & Textile Products – 0.2%

VF Corp., 2.05%, 4/23/22	1,000	1,016

Automobiles Manufacturing – 3.2%

American Honda Finance Corp., 0.88%, 7/7/23	1,790	1,802

BMW U.S. Capital LLC, 3.80%, 4/6/23 (1)	800	851

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 35.1% continued

Automobiles Manufacturing – 3.2% continued

(Floating, U.S. SOFR + 0.53%), 0.54%, 4/1/24 (1) (2)	$800	$801

Daimler Finance North America LLC, 0.75%, 3/1/24 (1)	600	597

Ford Motor Credit Co. LLC, 3.38%, 11/13/25	800	814

General Motors Co., 5.40%, 10/2/23	1,000	1,086

General Motors Financial Co., Inc., 3.55%, 4/9/21	1,000	1,000

Hyundai Capital America, 1.25%, 9/18/23 (1)	410	413
0.80%, 1/8/24 (1)	800	793

Nissan Motor Acceptance Corp.,
(Floating, ICE LIBOR USD 3M + 0.64%), 0.83%, 3/8/24 (1) (2)	1,300	1,297

Toyota Motor Credit Corp., 0.45%, 1/11/24	3,000	2,993

Volkswagen Group of America Finance LLC, 3.13%, 5/12/23 (1)	630	662
0.88%, 11/22/23 (1)	1,000	1,004
		14,113

Banks – 1.2%

CIT Bank N.A., (Variable, U.S. SOFR + 1.72%), 2.97%, 9/27/25 (3)	450	473

Citizens Financial Group, Inc., 4.30%, 2/11/31 (1)	930	1,029

Discover Bank, 3.20%, 8/9/21	805	811

Fifth Third Bancorp, 2.38%, 1/28/25	265	276

KeyBank N.A., 1.25%, 3/10/23	600	609
(Variable, U.S. SOFR + 0.34%), 0.42%, 1/3/24 (3)	1,300	1,299

Synchrony Bank, 3.65%, 5/24/21	580	581
		5,078

Biotechnology – 0.2%

Gilead Sciences, Inc., 0.75%, 9/29/23	940	941

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    71    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 35.1% continued

Cable & Satellite – 0.2%

Cable One, Inc., 4.00%, 11/15/30(1)	$680	$673

Chemicals – 0.7%

DuPont de Nemours, Inc., 4.21%, 11/15/23	890	967

Eastman Chemical Co., 3.50%, 12/1/21	1,110	1,133

Mosaic (The) Co., 3.75%, 11/15/21	1,124	1,137
		3,237

Commercial Finance – 0.5%

Air Lease Corp., 3.50%, 1/15/22	986	1,008

Aviation Capital Group LLC, 1.95%, 1/30/26 (1)	1,100	1,071
		2,079

Consumer Finance – 1.8%

Ally Financial, Inc., 3.88%, 5/21/24	1,000	1,080

American Express Co., 2.50%, 7/30/24	1,000	1,056

Capital One Financial Corp.,
(Floating, ICE LIBOR USD 3M + 0.95%), 1.14%, 3/9/22 (2)	670	675

Fidelity National Information Services, Inc., 0.60%, 3/1/24	340	338

Fiserv, Inc., 2.75%, 7/1/24	260	275

Global Payments, Inc., 2.65%, 2/15/25	500	525

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/1/27 (1)	1,100	1,083

PayPal Holdings, Inc., 1.35%, 6/1/23	1,050	1,069
2.40%, 10/1/24	660	693

Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.63%, 3/1/29 (1)	1,000	967

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 35.1% continued

Consumer Finance – 1.8% continued

Synchrony Financial, 2.85%, 7/25/22	$230	$236
		7,997

Containers & Packaging – 0.3%

Graphic Packaging International LLC, 4.75%, 7/15/27(1)	1,180	1,289

Department Stores – 0.2%

Nordstrom, Inc., 4/8/24(1) (4)	1,000	1,002

Diversified Banks – 1.1%

Bank of America Corp.,
(Floating, U.S. SOFR + 0.73%), 0.75%, 10/24/24 (2)	1,640	1,648
(Floating, ICE LIBOR USD 3M + 0.76%), 0.94%, 9/15/26 (2)	895	886

Citigroup, Inc., (Floating, ICE LIBOR USD 3M + 0.69%), 0.90%, 10/27/22 (2)	1,010	1,017

JPMorgan Chase & Co.,
(Variable, U.S. SOFR + 0.70%), 1.04%, 2/4/27 (3)	1,460	1,423
		4,974

Electrical Equipment Manufacturing – 0.6%

Amphenol Corp., 2.05%, 3/1/25	780	805

Keysight Technologies, Inc., 4.55%, 10/30/24	850	948

Otis Worldwide Corp., 2.06%, 4/5/25	815	839
		2,592

Exploration & Production – 0.8%

EQT Corp., 7.63%, 2/1/25	1,100	1,266

Occidental Petroleum Corp., 2.70%, 2/15/23	1,070	1,068

Pioneer Natural Resources Co., 1.13%, 1/15/26	1,160	1,140
		3,474

Financial Services – 2.5%

Ameriprise Financial, Inc., 3.00%, 3/22/22	710	728

See Notes to the Financial Statements.

FIXED INCOME FUNDS    72    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 35.1% continued

Financial Services – 2.5% continued

Ares Capital Corp., 4.20%, 6/10/24	$950	$1,024
2.15%, 7/15/26	400	389

Charles Schwab (The) Corp.,
(Floating, U.S. SOFR + 0.50%), 0.51%, 3/18/24 (2)	1,750	1,761

Goldman Sachs Group (The), Inc.,
(Floating, ICE LIBOR USD 3M + 1.05%), 1.24%, 6/5/23 (2)	1,255	1,264
(Variable, U.S. SOFR + 0.61%), 0.86%, 2/12/26 (3)	610	599

Icahn Enterprises L.P./Icahn Enterprises
Finance Corp., 4.75%, 9/15/24	950	986

Intercontinental Exchange, Inc., 0.70%, 6/15/23	230	231

Morgan Stanley, 3.70%, 10/23/24	1,000	1,095
(Variable, U.S. SOFR + 1.15%), 2.72%, 7/22/25 (3)	230	243

Nasdaq, Inc., 0.45%, 12/21/22	510	510

National Securities Clearing Corp., 0.40%, 12/7/23 (1)	2,000	1,996
		10,826

Food & Beverage – 1.0%

Cargill, Inc., 0.40%, 2/2/24 (1)	900	894

Hershey (The) Co., 0.90%, 6/1/25	590	584

Keurig Dr. Pepper, Inc., 0.75%, 3/15/24	700	700

Lamb Weston Holdings, Inc., 4.88%, 5/15/28 (1)	660	709

McCormick & Co., Inc., 0.90%, 2/15/26	1,450	1,413
		4,300

Forest & Paper Products Manufacturing – 0.5%

Georgia-Pacific LLC, 0.63%, 5/15/24 (1)	2,100	2,090

Mercer International, Inc., 5.13%, 2/1/29 (1)	250	259
		2,349

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 35.1% continued

Hardware – 0.5%

Dell International LLC/EMC Corp., 5.45%, 6/15/23 (1)	$460	$503

Hewlett Packard Enterprise Co., 4.40%, 10/15/22	555	583
4.45%, 10/2/23	1,000	1,087
		2,173

Health Care Facilities & Services – 0.6%

Cigna Corp., 1.25%, 3/15/26	1,580	1,559

CVS Health Corp., 2.63%, 8/15/24	1,200	1,266
		2,825

Homebuilders – 0.3%

Forestar Group, Inc., 5.00%, 3/1/28(1)	1,100	1,142

Industrial Other – 0.1%

WW Grainger, Inc., 1.85%, 2/15/25	650	670

Internet Media – 0.2%

Expedia Group, Inc., 3.60%, 12/15/23(1)	1,000	1,064

Life Insurance – 2.0%

AIG Global Funding, 0.45%, 12/8/23 (1)	640	638

Athene Global Funding, 0.95%, 1/8/24 (1)	1,900	1,898

Metropolitan Life Global Funding I, 0.90%, 6/8/23 (1)	340	343
0.40%, 1/7/24 (1)	1,600	1,589

Northwestern Mutual Global Funding, 0.80%, 1/14/26 (1)	800	781

Principal Life Global Funding II, 0.50%, 1/8/24 (1)	1,200	1,197
2.25%, 11/21/24 (1)	930	971

Protective Life Global Funding, 0.63%, 10/13/23 (1)	200	201
0.47%, 1/12/24 (1)	1,100	1,091
		8,709

Machinery Manufacturing – 0.6%

CNH Industrial Capital LLC, 1.95%, 7/2/23	210	216
4.20%, 1/15/24	730	796

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    73    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 35.1% continued

Machinery Manufacturing – 0.6% continued

John Deere Capital Corp., 0.45%, 1/17/24	$800	$799

Parker-Hannifin Corp., 2.70%, 6/14/24	900	953
		2,764

Managed Care – 0.6%

Anthem, Inc., 2.38%, 1/15/25	1,180	1,233

UnitedHealth Group, Inc., 2.38%, 8/15/24	1,170	1,233
		2,466

Medical Equipment & Devices Manufacturing – 0.4%

Alcon Finance Corp., 2.75%, 9/23/26 (1)	400	423

Becton Dickinson and Co., 3.88%, 5/15/24	700	755

Stryker Corp., 0.60%, 12/1/23	520	520
		1,698

Oil & Gas Services & Equipment – 0.1%

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/22	430	446

Pharmaceuticals – 1.0%

GlaxoSmithKline Capital, Inc., 3.38%, 5/15/23	1,000	1,062

Horizon Therapeutics U.S.A., Inc., 5.50%, 8/1/27 (1)	1,000	1,068

Utah Acquisition Sub, Inc., 3.15%, 6/15/21	1,510	1,515

Viatris, Inc., 1.13%, 6/22/22 (1)	600	603
		4,248

Pipeline – 0.4%

Energy Transfer Partners L.P./Regency Energy Finance Corp., 5.88%, 3/1/22	690	713

ONEOK, Inc., 2.20%, 9/15/25	500	509

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 35.1% continued

Pipeline – 0.4% continued

Plains All American Pipeline L.P.,
(Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (3) (5)	$525	$427
		1,649

Power Generation – 0.4%

Calpine Corp., 4.50%, 2/15/28 (1)	900	907

NRG Energy, Inc., 3.75%, 6/15/24 (1)	300	322

Terraform Global Operating LLC, 6.13%, 3/1/26 (1)	395	405
		1,634

Property & Casualty Insurance – 0.5%

Allstate (The) Corp., 3.15%, 6/15/23	1,000	1,059

Aon Corp., 2.20%, 11/15/22	1,000	1,026
		2,085

Publishing & Broadcasting – 0.2%

Entercom Media Corp., 7.25%, 11/1/24(1)	695	719

Real Estate – 3.0%

American Campus Communities Operating Partnership L.P., 3.75%, 4/15/23	948	1,002

American Tower Corp., 2.40%, 3/15/25	945	985
1.30%, 9/15/25	940	935

Boston Properties L.P., 3.85%, 2/1/23	1,000	1,051

Corporate Office Properties L.P., 2.25%, 3/15/26	400	406

Crown Castle International Corp., 3.15%, 7/15/23	1,575	1,668

Equinix, Inc., 2.63%, 11/18/24	975	1,027

ESH Hospitality, Inc., 4.63%, 10/1/27 (1)	1,130	1,195

Healthpeak Properties, Inc., 3.25%, 7/15/26	1,150	1,242

Iron Mountain, Inc., 4.88%, 9/15/27 (1)	480	491

See Notes to the Financial Statements.

FIXED INCOME FUNDS    74    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 35.1% continued

Real Estate – 3.0% continued

iStar, Inc., 4.75%, 10/1/24	$540	$562

MPT Operating Partnership L.P./MPT Finance Corp., 4.63%, 8/1/29	1,100	1,157

Simon Property Group L.P., 2.00%, 9/13/24	870	900

Welltower, Inc., 3.63%, 3/15/24	650	700
		13,321

Refining & Marketing – 1.3%

CVR Energy, Inc., 5.25%, 2/15/25 (1)	1,100	1,077

Phillips 66, 3.70%, 4/6/23	300	318
3.85%, 4/9/25	1,900	2,081

Valero Energy Corp., 2.70%, 4/15/23	390	405
1.20%, 3/15/24	1,840	1,845
		5,726

Retail - Consumer Discretionary – 0.5%

Carvana Co., 5.50%, 4/15/27 (1)	750	754

eBay, Inc., 1.90%, 3/11/25	1,300	1,333
		2,087

Retail - Consumer Staples – 0.3%

Bunge Ltd. Finance Corp., 1.63%, 8/17/25	1,310	1,310

Software & Services – 1.3%

Citrix Systems, Inc., 1.25%, 3/1/26	550	540

Oracle Corp., 2.95%, 11/15/24	2,000	2,134

PTC, Inc., 4.00%, 2/15/28 (1)	1,190	1,208

Roper Technologies, Inc., 0.45%, 8/15/22	120	120
2.35%, 9/15/24	470	491

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (1)	1,035	1,069
		5,562

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 35.1% continued

Supermarkets & Pharmacies – 0.6%

7-Eleven, Inc., 0.95%, 2/10/26 (1)	$1,100	$1,070

Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	1,600	1,618
		2,688

Transportation & Logistics – 0.6%

Cargo Aircraft Management, Inc., 4.75%, 2/1/28 (1)	1,200	1,238

PACCAR Financial Corp., 0.80%, 6/8/23	120	121

Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.65%, 7/29/21 (1)	1,250	1,259
		2,618

Utilities – 2.1%

Ameren Corp., 2.50%, 9/15/24	420	441

American Electric Power Co., Inc., 3.65%, 12/1/21	665	679
1.00%, 11/1/25	1,175	1,151

CenterPoint Energy, Inc., 3.60%, 11/1/21	995	1,013

Dominion Energy, Inc.,
(Floating, ICE LIBOR USD 3M + 0.53%), 0.71%, 9/15/23 (2)	400	401

DTE Energy Co., 1.05%, 6/1/25	1,660	1,638

NextEra Energy Capital Holdings, Inc., 0.65%, 3/1/23	880	883

ONE Gas, Inc.,
(Floating, ICE LIBOR USD 3M + 0.61%), 0.79%, 3/11/23 (2)	1,470	1,470

WEC Energy Group, Inc., 0.80%, 3/15/24	810	810

Xcel Energy, Inc., 0.50%, 10/15/23	860	859
		9,345

Waste & Environment Services & Equipment – 0.4%

Republic Services, Inc., 2.50%, 8/15/24	570	600

Stericycle, Inc., 5.38%, 7/15/24 (1)	630	650

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    75    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 35.1% continued

Waste & Environment Services & Equipment – 0.4% continued

Waste Management, Inc., 0.75%, 11/15/25	$600	$587
		1,837

Wireless Telecommunications Services – 0.8%

AT&T, Inc.,
(Floating, U.S. SOFR + 0.64%), 0.65%, 3/25/24 (2)	490	491

T-Mobile U.S.A., Inc., 3.50%, 4/15/25 (1)	1,700	1,835

Verizon Communications, Inc., 0.75%, 3/22/24	230	230
0.85%, 11/20/25	790	773
		3,329

Wireline Telecommunications Services – 0.3%

Level 3 Financing, Inc., 4.63%, 9/15/27(1)	1,100	1,132
Total Corporate Bonds
(Cost $151,384)		153,445

FOREIGN ISSUER BONDS – 14.1%

Banks – 4.9%

Bank of New Zealand, 2.00%, 2/21/25 (1)	1,170	1,200

Banque Federative du Credit Mutuel S.A., 0.65%, 2/27/24 (1)	800	798

Barclays Bank PLC, 1.70%, 5/12/22	580	588

BPCE S.A., 1.00%, 1/20/26 (1)	1,490	1,453

Canadian Imperial Bank of Commerce,
(Variable, ICE LIBOR USD 3M + 0.79%), 2.61%, 7/22/23 (3)	1,000	1,027

Cooperatieve Rabobank U.A.,
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.34%, 6/24/26 (1) (3)	1,950	1,933

Credit Suisse A.G.,
(Floating, U.S. SOFR + 0.39%), 0.41%, 2/2/24 (2)	800	793

Deutsche Bank A.G.,
(Variable, U.S. SOFR + 1.87%), 2.13%, 11/24/26 (3)	1,450	1,453

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 14.1% continued

Banks – 4.9% continued

Federation des Caisses Desjardins du Quebec, 2.05%, 2/10/25 (1)	$1,500	$1,543

ING Groep N.V., 4/1/27 (2) (4)	1,400	1,403

Lloyds Banking Group PLC, 4.05%, 8/16/23	500	540
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.44%, 2/5/26 (3)	1,110	1,149

Macquarie Bank Ltd., 2.30%, 1/22/25 (1)	1,000	1,035

National Bank of Canada, 2.10%, 2/1/23	1,400	1,439
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.40%), 0.55%, 11/15/24 (3)	1,200	1,197

Nationwide Building Society, 0.55%, 1/22/24 (1)	400	398

Skandinaviska Enskilda Banken AB, 3.05%, 3/25/22 (1)	1,050	1,078
2.20%, 12/12/22 (1)	200	206

Toronto-Dominion Bank (The), 0.45%, 9/11/23	800	799

Westpac Banking Corp., 2.35%, 2/19/25	1,170	1,224
		21,256

Commercial Finance – 0.6%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 1/30/26	1,100	1,068

Avolon Holdings Funding Ltd., 2.88%, 2/15/25 (1)	1,000	996

Fly Leasing Ltd., 5.25%, 10/15/24	370	378
		2,442

Containers & Packaging – 0.2%

Ardagh Packaging Finance PLC/Ardagh Holdings U.S.A., Inc., 5.25%, 8/15/27(1)	1,000	1,024

Diversified Banks – 3.0%

Bank of Montreal,
(Floating, U.S. SOFR + 0.35%), 0.36%, 12/8/23 (2)	1,050	1,050

See Notes to the Financial Statements.

FIXED INCOME FUNDS    76    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 14.1% continued

Diversified Banks – 3.0% continued

Bank of Nova Scotia (The), 1.63%, 5/1/23	$1,000	$1,025

Barclays PLC,
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.80%), 1.01%, 12/10/24 (3)	685	685

BNP Paribas S.A.,
(Variable, ICE LIBOR USD 3M + 1.11%), 2.82%, 11/19/25 (1) (3)	1,110	1,168
(Variable, U.S. SOFR + 1.00%), 1.32%, 1/13/27 (1) (3)	1,500	1,466

Credit Agricole S.A.,
(Floating, ICE LIBOR USD 3M + 1.02%), 1.24%, 4/24/23 (1) (2)	1,045	1,059

HSBC Holdings PLC,
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 3/13/23 (3)	1,000	1,024
(Variable, U.S. SOFR + 1.29%), 1.59%, 5/24/27 (3)	1,300	1,279

Mitsubishi UFJ Financial Group, Inc., 2.80%, 7/18/24	1,000	1,060

Mizuho Financial Group, Inc.,
(Floating, ICE LIBOR USD 3M + 0.61%), 0.79%, 9/8/24 (2)	1,500	1,505

Royal Bank of Canada, 1.15%, 6/10/25	550	549

Sumitomo Mitsui Financial Group, Inc., 0.51%, 1/12/24	200	199
2.45%, 9/27/24	1,200	1,257
		13,326

Electrical Equipment Manufacturing – 0.4%

Siemens Financieringsmaatschappij N.V.,
(Floating, U.S. SOFR + 0.43%), 0.44%, 3/11/24(1) (2)	1,750	1,755

Exploration & Production – 0.6%

Canadian Natural Resources Ltd., 2.95%, 1/15/23	1,000	1,038

Sinopec Group Overseas Development 2018 Ltd., 2.50%, 11/12/24 (1)	1,495	1,569
		2,607

See Notes to the Financial Statements.

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 14.1% continued

Financial Services – 0.4%

LSEGA Financing PLC, 4/6/24 (1) (4)	$900	$897

UBS Group A.G.,
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.83%), 1.01%, 7/30/24 (1) (3)	1,000	1,006
		1,903

Food & Beverage – 0.2%

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc., 5.50%, 1/15/30(1)	725	802

Government Agencies – 0.2%

Kommunalbanken AS, 0.38%, 9/11/25(1)	1,100	1,072

Government Local – 0.2%

Japan Finance Organization for Municipalities, 1.75%, 9/5/24(1)	1,020	1,055

Hardware – 0.0%

Seagate HDD Cayman, 3.13%, 7/15/29(1)	235	227

Industrial Other – 0.2%

Element Fleet Management Corp., 1.60%, 4/6/24(1)	700	704

Integrated Oils – 0.0%

Saudi Arabian Oil Co., 1.25%, 11/24/23(1)	200	201

Medical Equipment & Devices Manufacturing – 0.2%

DH Europe Finance II S.a.r.l., 2.20%, 11/15/24	840	875

Pharmaceuticals – 1.5%

AstraZeneca PLC, 0.70%, 4/8/26	4,470	4,304

Bausch Health Cos., Inc., 6.13%, 4/15/25 (1)	1,035	1,061

GlaxoSmithKline Capital PLC, 0.53%, 10/1/23	1,000	1,001
		6,366

NORTHERN FUNDS ANNUAL REPORT    77    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 14.1% continued

Pipeline – 0.2%

Enbridge, Inc.,
(Floating, U.S. SOFR + 0.40%), 0.41%, 2/17/23 (2)	$160	$160
2.50%, 1/15/25	510	532
		692

Power Generation – 0.3%

Drax Finco PLC, 6.63%, 11/1/25(1)	1,200	1,241

Property & Casualty Insurance – 0.2%

Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc., 7.63%, 10/15/25(1) (6)	740	794

Software & Services – 0.3%

Open Text Corp., 3.88%, 2/15/28(1)	1,100	1,106

Travel & Lodging – 0.0%

Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	176	181

Wireless Telecommunications Services – 0.2%

America Movil S.A.B. de C.V., 3.13%, 7/16/22	800	826

Wireline Telecommunications Services – 0.3%

Altice France Holding S.A., 6.00%, 2/15/28 (1)	1,000	986

NTT Finance Corp., 0.58%, 3/1/24 (1)	200	199
		1,185
Total Foreign Issuer Bonds
(Cost $61,136)		61,640

U.S. GOVERNMENT AGENCIES – 8.1% (7)

Fannie Mae – 3.7%

Pool #555649, 7.50%, 10/1/32	12	14

Pool #AD0915, 5.50%, 12/1/38	27	31

Pool #AI3471, 5.00%, 6/1/41	81	94

Pool #AL1746, 3.50%, 3/1/27	24	26

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 8.1% (7) continued

Fannie Mae – 3.7% continued

Pool #AL2049, 3.50%, 11/1/26	$10	$11

Pool #BA6574, 3.00%, 1/1/31	1,021	1,079

Pool #BC0266, 3.50%, 2/1/31	830	898

Pool #BC1465, 2.50%, 7/1/31	558	580

Pool #BM1239, 3.50%, 2/1/32	986	1,062

Pool #BM4485, 3.00%, 9/1/30	1,877	1,982

Pool #BM5017, 3.00%, 3/1/30	916	970

Pool #BM5525, 4.00%, 3/1/31	351	374

Pool #BM5708, 3.00%, 12/1/29	154	163

Pool #FM1472, 3.50%, 3/1/34	1,008	1,082

Pool #FM1551, 3.00%, 6/1/27	147	156

Pool #FM1773, 3.00%, 12/1/31	900	949

Pool #FM1842, 3.50%, 6/1/34	41	44

Pool #FM1849, 3.50%, 12/1/33	998	1,074

Pool #FM1852, 3.00%, 7/1/33	1,045	1,110

Pool #FM1897, 3.00%, 9/1/32	865	914

Pool #FM3308, 3.00%, 4/1/32	2,860	3,018

Pool #MA3090, 8/1/32(4)	444	470
		16,101

Freddie Mac – 3.8%

Federal Home Loan Mortgage Corp., 0.13%, 7/25/22	1,000	1,000
0.25%, 8/24/23	4,300	4,301

See Notes to the Financial Statements.

FIXED INCOME FUNDS    78    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 8.1% (7) continued

Freddie Mac – 3.8% continued

Freddie Mac REMICS, Series 4835, Class CA, 3.50%, 1/15/47	$891	$937

Pool #SB0084, 3.00%, 2/1/32	2,847	3,022

Pool #SB0215, 3.00%, 2/1/32	997	1,053

Pool #SB0216, 3.00%, 12/1/32	1,707	1,804

Pool #SB0329, 3.00%, 9/1/32	2,194	2,332

Pool #ZA2807, 2.50%, 2/1/28	152	159

Pool #ZK2807, 3.50%, 12/1/25	39	41

Pool #ZK2834, 3.50%, 12/1/25	12	13

Pool #ZS6689, 4/1/28(4)	468	490

Pool #ZS8598, 3.00%, 2/1/31	1,192	1,261
		16,413

Freddie Mac Gold – 0.4%

Pool #A92650, 5.50%, 6/1/40	75	86

Pool #E04360, 2.50%, 4/1/28	568	595

Pool #G18641, 3.00%, 4/1/32	341	360

Pool #G18647, 3.00%, 6/1/32	825	871
		1,912

Freddie Mac Non Gold – 0.0%

Pool #1B3617,
(Floating, ICE LIBOR USD 1Y + 1.92%, 1.92% Floor, 11.10% Cap), 2.75%, 10/1/37(2)	78	80

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 8.1% (7) continued

Government National Mortgage Association – 0.2%

Government National Mortgage Association, Series 2017-95, Class QG, 2.50%, 8/20/46	$847	$895
Total U.S. Government Agencies
(Cost $34,698)		35,401

U.S. GOVERNMENT OBLIGATIONS – 22.3%

U.S. Treasury Floating Rate Notes – 4.8%

(Floating, U.S. Treasury 3M Bill MMY + 0.11%), 0.13%, 4/30/22(2)	21,000	21,023

U.S. Treasury Notes – 17.5%

2.38%, 4/15/21	7,170	7,177
2.25%, 4/30/21	5,019	5,028
2.63%, 5/15/21	14,341	14,385
2.13%, 5/31/21	8,000	8,027
1.63%, 6/30/21	7,507	7,536
0.13%, 4/30/22	15,000	15,005
1.38%, 10/15/22	699	713
0.13%, 12/31/22	6,000	5,997
1.38%, 2/15/23	2,700	2,761
0.13%, 5/15/23	6,000	5,992
0.13%, 10/15/23	4,000	3,986
		76,607
Total U.S. Government Obligations
(Cost $97,447)		97,630

MUNICIPAL BONDS – 1.6%

California – 0.2%

California State Taxable G.O. Unlimited Refunding Bonds, Bid Group B, 2.50%, 10/1/22	910	940

Florida – 0.6%

Florida State Board of Administration Finance Corp. Taxable Revenue Bonds, Series A, 1.26%, 7/1/25	1,100	1,110

Miami-Dade County Aviation Taxable Revenue Refunding Bonds, Series B, 1.23%, 10/1/25	500	497

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    79    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 1.6% continued

Florida – 0.6% continued

Miami-Dade County Taxable Capital Asset Acquisition Special Obligation Revenue Bonds, 0.38%, 4/1/23	$1,035	$1,035
		2,642

New York – 0.8%

New York State Thruway Authority Taxable Revenue Refunding Bonds, Series M, 2.12%, 1/1/24	640	666

New York Taxable G.O. Unlimited Refunding Bonds, Series D, Fiscal 2021, 0.59%, 8/1/23	500	500

Port Authority of New York & New Jersey Consolidated Taxable Revenue Bonds, Series AAA, 1.09%, 7/1/23	2,000	2,030
		3,196
Total Municipal Bonds
(Cost $6,692)		6,778

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 4.1%

FlexShares® Disciplined Duration MBS Index Fund(8)	202,000	$4,824

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(8) (9)	13,254,916	13,255
Total Investment Companies
(Cost $17,915)		18,079

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.7%

U.S. Treasury Bill, 0.11%, 4/15/21(10)	$3,000	$3,000
Total Short-Term Investments
(Cost $3,000)		3,000

Total Investments – 100.1%
(Cost $432,604)		437,358

Liabilities less Other Assets – (0.1%)		(259)
NET ASSETS – 100.0%		$437,099

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Variable rate security. Rate as of March 31, 2021 is disclosed.
(3)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2021.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.
(5)	Perpetual bond. Maturity date represents next call date.
(6)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(7)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(8)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.
(9)	7-day current yield as of March 31, 2021 is disclosed. (10) Discount rate at the time of purchase.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

1Y - 1 Year

3M - 3 Month

A.G. - Aktiengesellschaft (German: Stock Corporation)

AB - Aktiebolag (Sweden: Corporation)

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

ICE - Intercontinental Exchange

L.P. - Limited Partnership

See Notes to the Financial Statements.

FIXED INCOME FUNDS    80    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

MBS - Mortgage Backed Securities

MMY - Money Market Yield

N.V. - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Company

S.A. - Société Anonyme (French: Public Limited Company)

S.A.B. de C.V. - Sociedad Anónima Bursátil de Capital Variable (Mexico: Public Company)

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-Backed Securities(1)	$—	$61,385	$—	$61,385

Corporate Bonds(1)	—	153,445	—	153,445

Foreign Issuer Bonds(1)	—	61,640	—	61,640

U.S. Government Agencies(1)	—	35,401	—	35,401

U.S. Government Obligations(1)	—	97,630	—	97,630

Municipal Bonds(1)	—	6,778	—	6,778

Investment Companies	18,079	—	—	18,079

Short-Term Investments	—	3,000	—	3,000

Total Investments	$18,079	$419,279	$—	$437,358

(1) Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    81    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 7.9% (1)

Fannie Mae – 4.8%

Pool #555649, 7.50%, 10/1/32	$24	$26

Pool #BH9277, 3.50%, 2/1/48	255	270

Pool #BM1239, 3.50%, 2/1/32	184	199

Pool #BM5017, 3.00%, 3/1/30	208	220

Pool #FM1472, 3.50%, 3/1/34	275	295

Pool #FM1842, 3.50%, 6/1/34	157	169

Pool #FM1849, 3.50%, 12/1/33	624	671

Pool #FM1852, 3.00%, 7/1/33	238	253

Pool #FM1897, 3.00%, 9/1/32	645	681

Pool #FM3308, 3.00%, 4/1/32	210	222

Pool #MA3027, 4.00%, 6/1/47	79	86
		3,092

Freddie Mac – 1.5%

Pool #SB0084, 3.00%, 2/1/32	407	432

Pool #SB0215, 3.00%, 2/1/32	227	240

Pool #SB0216, 3.00%, 12/1/32	249	263

Pool #ZS7735, 2.00%, 1/1/32	5	5
		940

Freddie Mac Gold – 1.1%

Pool #C91831, 3.00%, 6/1/35	186	196

Pool #C91868, 3.50%, 4/1/36	210	226

Pool #D99701, 3.00%, 11/1/32	293	309
		731

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 7.9% (1) continued

Government National Mortgage Association – 0.4%

Government National Mortgage Association, Series 2017-95, Class QG, 2.50%, 8/20/46	$216	$229

Government National Mortgage Association I – 0.1%

Pool #676682, 4.50%, 6/15/25	45	47

Pool #782618, 4.50%, 4/15/24	17	17

Pool #783245, 5.00%, 9/15/24	18	19

Pool #783489, 5.00%, 6/15/25	7	8
		91
Total U.S. Government Agencies
(Cost $4,945)		5,083

U.S. GOVERNMENT OBLIGATIONS – 85.9%

U.S. Treasury Notes – 85.9%

1.50%, 1/15/23	1,195	1,224

1.38%, 2/15/23	6,340	6,484

0.13%, 2/28/23	6,365	6,361

0.25%, 4/15/23	2,155	2,158

1.63%, 5/31/23	2,185	2,252

0.13%, 9/15/23	1,860	1,855

2.88%, 10/31/23	1,100	1,174

2.88%, 11/30/23	1,655	1,769

2.50%, 1/31/24	1,575	1,672

0.13%, 2/15/24	5,045	5,017

2.00%, 4/30/24	1,480	1,553

1.75%, 6/30/24	1,420	1,480

1.75%, 7/31/24	1,390	1,449

1.88%, 8/31/24	1,350	1,414

2.13%, 9/30/24	1,355	1,431

2.25%, 11/15/24	1,275	1,352

2.50%, 1/31/25	1,205	1,292

2.75%, 2/28/25	1,175	1,271

2.88%, 4/30/25	725	789

2.88%, 5/31/25	1,105	1,203

See Notes to the Financial Statements.

FIXED INCOME FUNDS    82    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 85.9% continued

U.S. Treasury Notes – 85.9% continued

0.25%, 7/31/25	$1,140	$1,115

0.50%, 2/28/26	10,710	10,495
		54,810
Total U.S. Government Obligations
(Cost $55,062)		54,810

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.1%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(2) (3)	49,087	$49
Total Investment Companies
(Cost $49)		49

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.8%

U.S. Treasury Bill, 0.09%, 7/8/21(4) (5)	$500	$500
Total Short-Term Investments
(Cost $500)		500

Total Investments – 94.7%
(Cost $60,556)		60,442

Other Assets less Liabilities – 5.3%		3,367
NET ASSETS – 100.0%		$63,809

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2021 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
10-Year
U.S. Treasury
Note	(6)	$(786)	Short	6/21	$6

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

U.S. Government Agencies(1)	$—	$5,083	$—	$5,083

U.S. Government Obligations(1)	—	54,810	—	54,810

Investment Companies	49	—	—	49

Short-Term Investments	—	500	—	500
Total Investments	$49	$60,393	$—	$60,442
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$ 6	$—	$—	$6
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    83    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA - SHORT FIXED INCOME FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 13.8%

Aerospace & Defense – 0.6%

Boeing (The) Co., 2.30%, 8/1/21	$5,380	$5,415

1.43%, 2/4/24	22,190	22,229
		27,644

Automobiles Manufacturing – 2.8%

American Honda Finance Corp., 1.95%, 5/20/22	5,000	5,092

BMW U.S. Capital LLC, 3.80%, 4/6/23 (1)	8,900	9,463

0.80%, 4/1/24 (1)	7,000	7,003

Daimler Finance North America LLC, 0.75%, 3/1/24 (1)	24,600	24,473

General Motors Financial Co., Inc., 1.70%, 8/18/23	14,110	14,370

Hyundai Capital America, 1.25%, 9/18/23 (1)	20,000	20,147

0.80%, 1/8/24 (1)	10,000	9,912

Toyota Motor Credit Corp., 1.15%, 5/26/22	16,000	16,177

Volkswagen Group of America

Finance LLC, 0.75%, 11/23/22 (1)	15,300	15,343

3.13%, 5/12/23 (1)	11,850	12,451
		134,431

Banks – 1.7%

Capital One N.A., 2.15%, 9/6/22	12,500	12,787

Citibank N.A., 3.40%, 7/23/21	15,000	15,104

KeyBank N.A., (Floating, U.S. SOFR + 0.34%),

0.35%, 1/3/24 (2)	5,000	4,998

M&T Bank Corp.,

(Floating, ICE LIBOR USD 3M + 0.68%), 0.90%, 7/26/23 (2)	12,708	12,834

Truist Bank,

(Floating, ICE LIBOR USD 3M + 0.59%), 0.79%, 8/2/22 (2)	11,200	11,219

U.S. Bank N.A., 1.80%, 1/21/22	10,000	10,111

2.65%, 5/23/22	15,000	15,374
		82,427

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 13.8% continued

Biotechnology – 0.2%

Gilead Sciences, Inc.,

(Floating, ICE LIBOR USD 3M + 0.52%), 0.71%, 9/29/23(2)	$10,900	$10,913

Chemicals – 0.3%

DuPont de Nemours, Inc., 2.17%, 5/1/23	12,600	12,653

Consumer Finance – 0.6%

American Express Co., 3.70%, 11/5/21	11,413	11,610

Capital One Financial Corp.,

(Floating, ICE LIBOR USD 3M + 0.72%), 0.93%, 1/30/23 (2)	5,000	5,036

Fidelity National Information Services,

Inc., 0.60%, 3/1/24	8,180	8,135

PayPal Holdings, Inc., 2.20%, 9/26/22	5,000	5,131
		29,912

Diversified Banks – 0.2%

Citigroup, Inc.,

(Variable, U.S. SOFR + 0.87%), 2.31%, 11/4/22(3)	10,000	10,106

Electrical Equipment Manufacturing – 0.0%

Otis Worldwide Corp.,

(Floating, ICE LIBOR USD 3M + 0.45%), 0.64%, 4/5/23(2)	2,400	2,400

Entertainment Content – 0.1%

Fox Corp., 3.67%, 1/25/22	2,900	2,976

Financial Services – 1.7%

Bank of New York Mellon (The) Corp., 1.85%, 1/27/23	10,000	10,287

Charles Schwab (The) Corp., 0.75%, 3/18/24	9,340	9,388

Goldman Sachs Group (The), Inc., 0.48%, 1/27/23	10,000	9,986

(Floating, U.S. SOFR + 0.54%), 0.56%, 11/17/23 (2)	20,100	20,079

Morgan Stanley,

(Variable, U.S. SOFR + 0.47%), 0.56%, 11/10/23 (3)	5,000	5,001

(Variable, U.S. SOFR + 0.46%), 0.53%, 1/25/24 (3)	15,000	14,972

See Notes to the Financial Statements.

FIXED INCOME FUNDS     84     NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 13.8% continued

Financial Services – 1.7% continued

Nasdaq, Inc., 0.45%, 12/21/22	$11,550	$11,557
		81,270

Food & Beverage – 0.2%

Cargill, Inc., 0.40%, 2/2/24 (1)	5,000	4,966

Mondelez International, Inc., 0.63%, 7/1/22	5,000	5,015
		9,981

Integrated Oils – 0.3%

BP Capital Markets America, Inc., 2.94%, 4/6/23	3,400	3,571

Exxon Mobil Corp., 1.57%, 4/15/23	10,000	10,245
		13,816

Life Insurance – 1.3%

Athene Global Funding, 1.20%, 10/13/23 (1)	20,000	20,184

0.95%, 1/8/24 (1)	30,700	30,675

Northwestern Mutual Global Funding, 0.60%, 3/25/24 (1)	12,700	12,690
		63,549

Machinery Manufacturing – 0.3%

Caterpillar Financial Services Corp., 0.95%, 5/13/22	5,000	5,040

CNH Industrial Capital LLC, 1.95%, 7/2/23	7,900	8,112
		13,152

Pharmaceuticals – 0.1%

Bristol-Myers Squibb Co., 0.54%, 11/13/23	5,000	5,000

Refining & Marketing – 0.6%

Phillips 66, 3.70%, 4/6/23	5,500	5,827

Valero Energy Corp., 2.70%, 4/15/23	4,920	5,109

(Floating, ICE LIBOR USD 3M + 1.15%), 1.33%, 9/15/23 (2)	20,000	20,068
		31,004

Restaurants – 0.1%

Starbucks Corp., 1.30%, 5/7/22	3,330	3,364

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 13.8% continued

Supermarkets & Pharmacies – 0.1%

7-Eleven, Inc., 0.80%, 2/10/24(1)	$7,100	$7,071

Tobacco – 0.1%

Philip Morris International, Inc., 1.13%, 5/1/23	4,540	4,606

Utilities – 1.2%

American Electric Power Co., Inc.,

(Floating, ICE LIBOR USD 3M + 0.48%), 0.69%, 11/1/23 (2)	13,400	13,420

Florida Power & Light Co.,

(Floating, ICE LIBOR USD 3M + 0.38%), 0.60%, 7/28/23 (2)	4,380	4,380

NextEra Energy Capital Holdings, Inc., 2.40%, 9/1/21	18,800	18,961

2.90%, 4/1/22	5,000	5,126

0.65%, 3/1/23	7,750	7,776

Southern (The) Co., 0.60%, 2/26/24	3,000	2,981

WEC Energy Group, Inc., 0.80%, 3/15/24	7,640	7,637
		60,281

Wireless Telecommunications Services – 1.3%

AT&T, Inc., 0.90%, 3/25/24	45,000	45,035

Verizon Communications, Inc., 0.75%, 3/22/24	16,750	16,767
		61,802
Total Corporate Bonds
(Cost $662,848)		668,358

FOREIGN ISSUER BONDS – 4.3%

Banks – 2.3%

ABN AMRO Bank N.V., 3.40%, 8/27/21 (1)	5,600	5,670

ANZ New Zealand International Ltd., 1.90%, 2/13/23 (1)	10,000	10,265

Barclays Bank PLC, 1.70%, 5/12/22	13,600	13,788

Canadian Imperial Bank of Commerce,

(Floating, U.S. SOFR + 0.40%), 0.41%, 12/14/23 (2)	10,000	10,010

Credit Suisse A.G., 2.80%, 4/8/22	3,400	3,471

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    85    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 4.3% continued

Banks – 2.3% continued
(Floating, U.S. SOFR + 0.39%), 0.41%, 2/2/24 (2)	$3,000	$2,972

ING Groep N.V.,
(Floating, ICE LIBOR USD 3M + 1.15%), 1.34%, 3/29/22 (2)	10,030	10,127
(Floating, ICE LIBOR USD 3M + 1.00%), 1.19%, 10/2/23 (2)	5,900	5,992
4/1/27 (4)	33,800	33,863

Lloyds Banking Group PLC,
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.33%, 6/15/23 (3)	5,500	5,551

National Australia Bank Ltd., 1.88%, 12/13/22	5,000	5,131

Nordea Bank Abp,

(Floating, ICE LIBOR USD 3M + 0.94%), 1.13%, 8/30/23 (1) (2)	5,800	5,866
		112,706

Diversified Banks – 1.5%

Bank of Montreal,
(Floating, U.S. SOFR + 0.35%), 0.36%, 12/8/23 (2)	10,000	10,000

Bank of Nova Scotia (The),
(Floating, U.S. SOFR + 0.55%), 0.56%, 9/15/23 (2)	25,000	25,142

Mitsubishi UFJ Financial Group, Inc., 2.62%, 7/18/22	14,000	14,387

Royal Bank of Canada, 1.95%, 1/17/23	15,000	15,415

1.60%, 4/17/23	10,000	10,241
		75,185

Food & Beverage – 0.2%

Mondelez International Holdings Netherlands B.V., 2.13%, 9/19/22(1)	9,000	9,221

Pipeline – 0.1%

Enbridge, Inc.,
(Floating, U.S. SOFR + 0.40%), 0.41%, 2/17/23(2)	5,000	5,008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 4.3% continued

Wireline Telecommunications Services – 0.2%

NTT Finance Corp., 0.58%, 3/1/24(1)	$8,000	$7,970
Total Foreign Issuer Bonds
(Cost $207,601)		210,090

U.S. GOVERNMENT OBLIGATIONS – 0.6%

U.S. Treasury Notes – 0.6%

1.50%, 9/30/21	13,000	13,093

1.63%, 12/31/21	15,000	15,175
		28,268
Total U.S. Government Obligations
(Cost $27,992)		28,268

MUNICIPAL BONDS – 61.8%

Alabama – 2.2%

Black Belt Energy Gas District Alabama Gas Prepay Revenue Bonds, Series-B-2,
(Floating, SIFMA Municipal Swap Index Yield + 0.62%), 0.69%, 12/1/23(2) (5)	60,000	60,054

Black Belt Energy Gas District Alabama Gas Supply Revenue Bonds, Series A, 4.00%, 7/1/22(2) (5) (6)	11,125	11,584

Mobile IDB Pollution Control Variable Revenue Bonds, Alabama Power Barry Plant, 2.90%, 12/12/23(2) (5) (6)	1,000	1,066

Montgomery G.O. Unlimited Refunding Bonds, Series B, Warrants, 3.00%, 12/1/22	1,400	1,464

South East Alabama State Gas Supply District Gas Supply Revenue Bonds, Series C, SIFMA Index-Project No. 1,
(Floating, SIFMA Municipal Swap Index Yield + 0.65%), 0.72%, 4/1/24(2) (5)	26,000	26,033

University of Alabama University General Revenue Refunding Bonds, Series A, 5.00%, 7/1/22	5,760	6,103
		106,304

See Notes to the Financial Statements.

FIXED INCOME FUNDS    86    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Arizona – 0.6%

Maricopa County IDA Variable Revenue Refunding Bonds, Series B, Banner Health,
(Floating, SIFMA Municipal Swap Index Yield + 0.57%), 0.64%, 10/18/24(2) (5)	$8,040	$8,005

Pinal County Revenue Obligations Revenue Bonds, 5.00%, 8/1/21	2,000	2,031

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 1/1/22	10,000	10,360
5.00%, 1/1/23	6,500	7,046
		27,442

California – 4.6%

Bay Area Toll Authority Toll Bridge Variable Revenue Refunding Bonds, San Francisco Bay Area,
(Floating, SIFMA Municipal Swap Index Yield + 0.45%), 0.50%, 4/1/26(2) (5)	8,750	8,770

California State Department of Water Resources Central Valley Project Water System Variable Revenue Bonds, Series AT,
(Floating, SIFMA Municipal Swap Index Yield + 0.37%), 0.44%, 12/1/22(2) (5)	25,000	25,065

California State G.O. Unlimited Bonds, 2.00%, 11/1/22	7,000	7,204

California State G.O. Unlimited Floating Rate Bonds, Series B,
(Floating, SIFMA Municipal Swap Index Yield + 0.38%), 0.45%, 12/1/22(2) (5)	20,000	20,007

California State G.O. Unlimited Refunding Bonds, 5.00%, 12/1/23	9,000	10,134

California State Index Floating Rate G.O. Unlimited Bonds, Series E,
(Floating, SIFMA Municipal Swap Index Yield + 0.43%), 0.50%, 12/1/23(2) (5)	30,000	30,043

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

California – 4.6% continued

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, California Academy of Sciences,
(Floating, ICE LIBOR USD 1M + 0.38%), 0.46%, 8/1/21(2) (5)	$4,000	$4,000

California State Municipal Finance Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Management, 0.70%, 12/1/23(2) (5) (6)	20,000	20,169

Long Beach Harbor Revenue Notes, Series C, 4.00%, 7/15/21	5,750	5,812

Los Angeles Community College District G.O. Unlimited Bonds, Series B-1, Election of 2016, 5.00%, 8/1/21	10,000	10,157

Los Angeles Municipal Improvement Corp. Lease Revenue Bonds, Series A, Capital Equipment, 5.00%, 11/1/21	2,195	2,255

Los Angeles Unified School District G.O. Unlimited Bonds, Series RYQ, 5.00%, 7/1/21	6,000	6,070
5.00%, 7/1/22	15,000	15,902

Palm Springs Unified School District G.O. Unlimited Bonds, Series A, 8/1/22(4)	9,820	10,059

Sacramento Municipal Utility District Adjustable Subordinate Revenue Bonds, Series A, 5.00%, 10/17/23(2) (5) (6)	1,700	1,860

San Diego County Regional Transportation Commission Sales Tax Subordinate Revenue Refunding Bonds, Series A, 3.00%, 10/1/22	7,500	7,812
5.00%, 10/1/22	30,000	32,140

Southern California Public Power Authority Revenue Refunding Bonds, Green Bond, Milford Wind Corridor Phase II Project, 7/1/22(4)	4,180	4,430
7/1/23(4)	1,105	1,223
		223,112

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    87    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Colorado – 0.9%

Colorado State COPS, Series A, 5.00%, 12/15/21	$2,000	$2,067
5.00%, 9/1/22	2,000	2,133
5.00%, 12/15/22	2,250	2,430
5.00%, 9/1/23	1,000	1,112

Denver City & County G.O. Unlimited Bonds, Series C, 5.00%, 8/1/22	20,000	21,289

Denver City & County School District No.1 G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/1/22	10,000	10,802

E-470 Public Highway Authority Senior Variable Revenue Refunding Bonds, Libor Index,
(Floating, ICE LIBOR USD 1M + 1.05%), 1.13%, 9/1/21(2) (5)	6,000	6,002
		45,835

Connecticut – 1.6%

Connecticut State G.O. Unlimited Bonds, Series 2021 A, 3.00%, 1/15/22	2,500	2,555
3.00%, 1/15/23	2,750	2,886

Connecticut State G.O. Unlimited Bonds, Series C, 3.00%, 6/1/22	1,000	1,033

Connecticut State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 1/15/22	5,000	5,189

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014A, 1.10%, 2/7/23(2) (5) (6)	10,000	10,154

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A-1, Yale University, 1.45%, 7/1/22(2) (5) (6)	21,000	21,335

Connecticut State Health & Educational Facilities Authority Variable Revenue Bonds, Series 2010A, Yale University, 0.25%, 2/9/24(2) (5) (6)	8,750	8,671

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Connecticut – 1.6% continued

Connecticut State Health & Educational Facilities Authority Variable Revenue Bonds, Series X-2, Yale University, 0.25%, 2/9/24(2) (5) (6)	$10,000	$9,906

Connecticut State HFA Housing Finance Mortgage Program Revenue Bonds, Series E-E2 (HUD Sector 8 Program), 1.40%, 11/15/21	2,525	2,543
1.40%, 5/15/22	1,685	1,704

New Canaan Housing Authority MFH Revenue Bonds, 0.44%, 3/1/23(2) (5) (6)	12,500	12,524
		78,500

Delaware – 0.9%

Delaware State G.O. Unlimited Bonds, 5.00%, 2/1/22	10,000	10,404

Delaware State G.O. Unlimited Bonds, Series A, 5.00%, 1/1/22	13,000	13,471
5.00%, 1/1/23	15,000	16,271

University of Delaware Revenue Bonds, 5.00%, 11/1/21	1,600	1,645
		41,791

District of Columbia – 1.0%

District of Columbia Housing Finance Agency MFH Revenue Bonds, The Strand Residences Project, 1.45%, 8/1/22(2) (5) (6)	1,500	1,522

District of Columbia Housing Finance Agency MFH Variable Revenue Bonds, 218 Vine Street Apartments Project, 0.30%, 7/1/23(2) (5) (6)	5,000	5,011

District of Columbia Income Tax Secured Revenue Bonds, Series C, 5.00%, 5/1/23	1,250	1,375

District of Columbia Income Tax Secured Revenue Refunding Bonds, Series C, 5.00%, 10/1/21	21,000	21,505
5.00%, 10/1/22	13,195	14,150

See Notes to the Financial Statements.

FIXED INCOME FUNDS    88    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

District Of Columbia – 1.0% continued

District of Columbia Revenue Bonds, Federal Highway Grant Anticipation, 5.00%, 12/1/21	$2,000	$2,063
5.00%, 12/1/22	4,230	4,560
		50,186

Florida – 2.9%

Alachua County Facilities School Board COPS, 5.00%, 7/1/21	1,000	1,012
5.00%, 7/1/22	1,350	1,430

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, 5.00%, 6/1/22	9,160	9,671

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/21	35,000	35,267
5.00%, 6/1/22	2,000	2,112

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series C, 5.00%, 6/1/23	20,965	23,150

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/22	1,480	1,563

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series D, 5.00%, 6/1/21	4,505	4,539
5.00%, 6/1/22	4,385	4,631

Florida State Department Transportation G.O. Unlimited Refunding Bonds, 5.00%, 7/1/21	13,000	13,153

Florida State Housing Finance Corp. Revenue Bonds, Series 1 (GNMA, FNMA, FHLMC Insured), 1.35%, 1/1/22	895	902

Florida State Turnpike Authority Turnpike Revenue Bonds, Series B, 5.00%, 7/1/22	3,000	3,182

Florida State Turnpike Authority Turnpike Revenue Refunding Bonds, Series A, 5.00%, 7/1/21	5,415	5,479
5.00%, 7/1/22	5,680	6,024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Florida – 2.9% continued

Hillsborough County G.O. Unlimited Refunding Bonds, Environmental Lands Acquisition & Protection Program, 5.00%, 7/1/22	$1,000	$1,060

Jacksonville Special Revenue Refunding Bonds, Series A, 5.00%, 10/1/22	3,570	3,823

Jacksonville Special Revenue Refunding Bonds, Series B, 5.00%, 10/1/22	2,225	2,383

Miami-Dade County Aviation Revenue Refunding Bonds, Series A, 5.00%, 10/1/23	2,500	2,787

Orange County Water & Wastewater Revenue Bonds, 5.00%, 10/1/22	4,605	4,937
5.00%, 10/1/23	4,840	5,414

Polk County School District Sales TRB, 5.00%, 10/1/21	1,750	1,791

Volusia County School Board COPS, 5.00%, 8/1/21	3,750	3,808
5.00%, 8/1/22	2,905	3,089
		141,207

Georgia – 2.5%

Atlanta Urban Residential Finance Authority MFH Revenue Bonds, London Townhomes, 0.44%, 3/1/23(2) (5) (6)	10,000	10,021

Brookhaven Development Authority Revenue Bonds, Children’s Healthcare of Atlanta, 5.00%, 7/1/22	1,000	1,060

Cobb County Water & Sewerage Revenue Refunding Bonds, 5.00%, 7/1/22	2,000	2,120

Gainesville & Hall County Hospital Authority Revenue Refunding Bonds, Northeast Georgia Health System, Inc., Project, 5.00%, 2/15/22	3,000	3,119
5.00%, 2/15/23	3,750	4,062

Georgia State G.O. Unlimited Bonds, Series A-Group 1, 5.00%, 8/1/22	30,550	32,511
5.00%, 8/1/23	40,000	44,460

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    89    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Georgia – 2.5% continued

Georgia State Road & Tollway Authority Federal Highway Reimbursement GARVEE Bonds, 5.00%, 6/1/22	$1,500	$1,584
5.00%, 6/1/23	1,000	1,103

Georgia State Road & Tollway Authority GARVEE Bonds, 5.00%, 6/1/22	3,000	3,168
5.00%, 6/1/23	2,000	2,205

Henry County School District G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 8/1/21	3,580	3,636

Henry County Water Authority Water & Sewerage Revenue Refunding Bonds, 4.00%, 2/1/23	650	695
5.00%, 2/1/24	725	821

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Subseries C, 4.00%, 12/1/23(2) (5) (6)	2,500	2,717

Municipal Electric Authority of Georgia Subordinated Revenue Refunding Bonds, Project One, 5.00%, 1/1/22	2,500	2,586
5.00%, 1/1/23	3,940	4,254

Private Colleges & Universities Authority Revenue Refunding Bonds, Series A, Emory University, 5.00%, 9/1/22	3,000	3,204

		123,326

Hawaii – 0.1%

Hawaii State G.O. Unlimited Refunding Bonds, Series EY, 5.00%, 10/1/23	5,000	5,589

Illinois – 0.4%

Chicago O’Hare International Airport Senior Lien General Revenue Refunding Bonds, Series B (AMT), Prerefunded, 5.00%, 1/1/22(7)	5,000	5,174

Illinois State Finance Authority Green Revenue Bonds, 5.00%, 1/1/22	1,000	1,036
5.00%, 7/1/22	750	795
5.00%, 1/1/23	1,285	1,393

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Illinois – 0.4% continued
5.00%, 7/1/23	$1,305	$1,443

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare,
(Floating, SIFMA Municipal Swap Index Yield + 0.75%), 0.82%, 7/1/23(2) (5)	1,535	1,536

Illinois State Housing Development Authority MFH Variable Revenue Bonds, Northpoint Illinois Preservation, 0.33%, 8/1/22(2) (5) (6)	10,000	10,015

		21,392

Indiana – 0.3%

Indiana State Finance Authority Hospital Revenue Bonds, Indiana University Health Obligated Group, Prerefunded, 1.65%, 1/1/22(2) (6) (7)	5,000	5,055

Indiana State Finance Authority Hospital Variable Revenue Bonds, Series L, Indiana University Health, (Floating, SIFMA Municipal Swap Index Yield + 0.28%), 0.35%, 7/2/21(2) (5)	5,500	5,500

Indianapolis Local Public Improvement Bond Bank Revenue Refunding Bonds, Series A, 5.00%, 6/1/22	1,300	1,369
5.00%, 6/1/23	1,400	1,540

Ivy Technology Community College Revenue Refunding Bonds, Series W, Student Fee, 5.00%, 7/1/22	600	636

Lawrence Township School Building Corp. Revenue Bonds (State Intercept Program), 4.00%, 7/15/21	1,000	1,010

Whitley County Consolidated Schools G.O. Limited Bonds (State Intercept Program), 2.50%, 1/1/23	1,055	1,091

		16,201

See Notes to the Financial Statements.

FIXED INCOME FUNDS    90    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Kansas – 0.3%

Johnson County Public Building Commission Lease Purchase Revenue Bonds, Courthouse & Medical Examiners Facility, 5.00%, 9/1/23	$1,000	$1,115

Johnson County Unified School District No. 229 G.O. Unlimited Bonds, Series A, 3.00%, 10/1/21	13,560	13,751
		14,866

Kentucky – 0.5%

Kentucky Rural Water Finance Corp. Public Projects Construction Revenue Notes, 0.43%, 12/1/21	6,500	6,501

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 7/1/21	3,725	3,757

Louisville & Jefferson County Metropolitan Government PCR Variable Refunding Bonds, Louisville Gas, 1.85%, 10/1/33(2) (5) (6)	12,200	12,200
		22,458

Louisiana – 0.9%

East Baton Rouge Parish Capital Improvements District MovEBR Sales TRB, 5.00%, 8/1/21	1,270	1,290

Louisiana State G.O. Unlimited Bonds, Series A, 5.00%, 3/1/22	5,000	5,221

Louisiana State G.O. Unlimited Bonds, Series D, 5.00%, 9/1/22	6,000	6,408

Louisiana State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/23	5,000	5,549

Louisiana State Gas & Fuels Second Lien Variable Revenue Refunding Bonds, Series D, 0.55%, 5/1/22(2) (5) (6)	20,000	20,001

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Louisiana – 0.9% continued

Louisiana State Housing Corp. MFH Revenue Bonds, Stone Vista Apartments Project, 0.32%, 12/1/22(2) (5) (6)	$3,725	$3,724
		42,193

Maryland – 2.0%

Anne Arundel County Consolidated General Improvements G.O. Limited Bonds, 5.00%, 4/1/22	2,000	2,096

Anne Arundel County G.O. Limited Bonds, 5.00%, 10/1/21	5,000	5,120

Anne Arundel County G.O. Limited Bonds, Consolidated Water and Sewer, 5.00%, 10/1/22	2,470	2,649

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 3/1/22	4,500	4,698

Baltimore County Consolidated Public Improvement G.O. Unlimited Refunding Bonds, 5.00%, 8/1/21	5,000	5,078

Baltimore County G.O. Unlimited BANS, 4.00%, 3/23/22	25,000	25,940

Howard County Maryland G.O. Unlimited Bonds, Consolidated Public Improvement Project, 5.00%, 8/15/23	3,155	3,511

Maryland Department of Transportation Consolidated Transportation Revenue Bonds, Second Issue, 5.00%, 6/1/23	1,000	1,104

Maryland State Department of Transportation Consolidated Transportation Revenue Bonds, 5.00%, 10/1/22	5,500	5,896
5.00%, 10/1/23	16,800	18,789

Maryland State Department of Transportation Revenue Taxable Refunding Bonds, Series A, 0.36%, 8/1/23	7,145	7,101

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    91    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Maryland – 2.0% continued

Maryland Transportation Authority Revenue Refunding Bonds, Series A, Transportation Facilities Project, 7/1/22(4)	$865	$917
7/1/23(4)	1,000	1,107

Prince George’s County Consolidated Public Improvement G.O. Limited Bonds, Series A, 5.00%, 7/15/21	4,610	4,673

Washington Suburban Sanitary District Revenue Refunding Bonds (County Gtd.), 5.00%, 6/1/22	9,365	9,890
		98,569

Massachusetts – 0.3%

Boston G.O. Unlimited Bonds, Series A, 5.00%, 3/1/22	3,455	3,608

Massachusetts State Consolidated Loans G.O. Limited Bonds, Series E, 5.00%, 11/1/22	1,775	1,911

Massachusetts State HFA Variable Revenue Refunding Bonds, Series 196 (GNMA/FNMA/FHLMC Insured),
(Floating, ICE LIBOR USD 1M + 0.35%), 0.43%, 6/1/21(2) (5)	2,275	2,276

Worcester G.O. Limited Bonds, Series A, 4.00%, 2/1/23	3,955	4,225
		12,020

Michigan – 0.7%

Michigan State Finance Authority Revenue Notes, Series A-2 (State Aid Withholding) (JPMorgan Chase Bank N.A. LOC), 4.00%, 8/20/21	7,000	7,104

Michigan State Trunk Line Revenue Refunding Bonds, Series A, 5.00%, 11/15/22	1,250	1,348

University of Michigan General Revenue Refunding Bonds, University Revenues SIFMA,
(Floating, SIFMA Municipal Swap Index Yield + 0.27%), 0.34%, 4/1/22(2) (5)	18,705	18,719

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Michigan – 0.7% continued

West Bloomfield School District Building and Site G.O. Unlimited Bonds (AGM Insured), 3.00%, 5/1/22	$3,100	$3,190
3.00%, 5/1/23	1,000	1,049
		31,410

Minnesota – 2.5%

Hennepin County G.O. Unlimited Bonds, Series B, 5.00%, 12/15/21	6,350	6,566

Metropolitan Council Minneapolis-Saint Paul Area G.O. Unlimited GANS, Series C, 0.38%, 12/1/22	25,000	25,038
0.45%, 12/1/23	8,160	8,171

Minneapolis G.O. Unlimited Refunding Bonds, 3.00%, 12/1/21	15,000	15,286
3.00%, 12/1/22	11,695	12,246

Minnesota Housing Finance Agency Residential Housing Variable Revenue Refunding Bonds
(GNMA/FNMA/FHLMC Insured),
(Floating, SIFMA Municipal Swap Index Yield + 0.55%), 0.62%, 12/12/23(2) (5)	5,000	5,032

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/21	10,000	10,158
5.00%, 8/1/22	8,000	8,516

Minnesota State G.O. Unlimited Bonds, Series E, 2.00%, 8/1/23	21,500	22,424

Minnesota State Rural Water Finance Authority Public Projects Construction Notes Revenue Bonds, 0.25%, 8/1/22	2,750	2,750

Mounds View Independent School District No. 621 G.O. Limited Refunding Bonds, Series A (Minnesota School District Credit Program), 5.00%, 2/1/22	4,295	4,467
		120,654

See Notes to the Financial Statements.

FIXED INCOME FUNDS    92    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Missouri – 0.7%

Missouri Environmental Improvement amd Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series A, 5.00%, 1/1/23	$11,000	$11,926

Missouri State Board of Public Buildings Special Obligation Revenue Refunding Bonds, Series B, 5.00%, 10/1/22	4,000	4,288

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series A, 5.00%, 7/1/21	9,000	9,105

Missouri State Highways & Transit Commission State Road Federal Reimbursement GARVEE Refunding Bonds, Series S, 5.00%, 5/1/22	9,000	9,463
		34,782

Nebraska – 0.4%

Douglas County School District No. 1 G.O. Unlimited Refunding Bonds, Series B, 5.00%, 12/15/21	7,000	7,236

Nebraska State Investment Finance Authority Single Family Housing Revenue Bonds, Series C, 2.05%, 3/1/22	1,450	1,471

Omaha Various Purpose G.O. Unlimited Refunding Bonds, Series A, 4.00%, 4/15/22	1,100	1,144

University of Nebraska Facilities Corp. Revenue Refunding Bonds, Series B, 4.00%, 10/1/22	9,500	10,051
		19,902

Nevada – 0.9%

Humboldt County PCR Variable Revenue Refunding Bonds, Sierra Pacific Power Company, 1.85%, 4/15/22(2) (5) (6)	10,000	10,148

Las Vegas Valley Water District G.O. Limited Bonds, Series A, 5.00%, 6/1/21	5,355	5,396
5.00%, 6/1/22	6,200	6,549

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Nevada – 0.9% continued

Nevada State G.O. Limited Refunding Capital Improvement Bonds, 5.00%, 5/1/21	$12,000	$12,042
5.00%, 5/1/22	7,050	7,418

Reno Capital Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 6/1/21	1,200	1,209

Washoe County School District G.O. Limited Refunding Bonds, Series B, 5.00%, 4/1/22	1,000	1,048
		43,810

New Hampshire – 0.0%

Manchester Public Improvement G.O. Unlimited Bonds, Series A, 4.00%, 6/15/23	1,000	1,081

New Jersey – 1.2%

Gloucester County Improvement Authority Revenue Bonds, Rowan University Student Center Project, 3/1/24(4)	2,400	2,400

Hudson County G.O. Unlimited Bonds, 2.00%, 11/15/21	6,000	6,068

Hudson County Improvement Authority Secured Lease Revenue Bonds, Hudson County Courthouse Project, 4.00%, 10/1/23	1,000	1,091

Monmouth County G.O. Unlimited Bonds, General Improvement, 5.00%, 7/15/21	3,075	3,117

Monmouth County Improvement Authority Governmental Pooled Loan Revenue Bonds, Series C (County Gtd.), 5.00%, 12/1/21	1,000	1,032

Monmouth County Improvement Authority Revenue Bonds, Series B (County Gtd.), 5.00%, 12/1/21	2,775	2,865

New Jersey State Economic Development Authority Self Designated Revenue Social Bonds, 5.00%, 6/15/22	200	210
5.00%, 6/15/23	270	297

New Jersey State Educational Facilities Authority Revenue Bonds, Series B, 3/1/24(4)	5,000	5,688

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    93    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

New Jersey – 1.2% continued

New Jersey State G.O. Unlimited Bonds, Covid-19 Go Emergency Bonds, 4.00%, 6/1/23	$7,500	$8,082

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, Transportation Program, 5.00%, 6/15/22	1,000	1,056

North Brunswick Township G.O. Unlimited BANS, Series A, 2.00%, 7/19/21	27,475	27,622
		59,528

New Mexico – 1.0%

Albuquerque G.O. Unlimited Bonds, Series A, 5.00%, 7/1/21	6,080	6,150
5.00%, 7/1/22	6,035	6,394

Albuquerque G.O. Unlimited Refunding Bonds, Series D, 5.00%, 7/1/22	12,500	13,244

Farmington Pollution Control Variable Revenue Refunding Bonds, Public Service Company of New Mexico San Juan, 1.10%, 6/1/23(2) (5) (6)	9,000	9,084

New Mexico State G.O. Unlimited Bonds, 5.00%, 3/1/22	11,000	11,486
		46,358

New York – 5.0%

Kingston City School District G.O. Unlimited BANS (State Aid Withholding), 2.00%, 11/12/21	22,700	22,952

Metropolitan Transportation Authority Dedicated Tax Fund Revenue BANS, Series A, 5.00%, 3/1/22	30,000	31,257

Metropolitan Transportation Authority Revenue Bonds, Subseries D-2,
(Floating, SIFMA Municipal Swap Index Yield + 0.45%), 0.52%, 11/15/22(2) (5)	20,275	20,123

Metropolitan Transportation Authority Variable Revenue Bonds, Series A-2, 5.00%, 11/15/22(2) (5) (6)	1,000	1,067

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

New York – 5.0% continued

Monroe County Industrial Development Corp. Revenue Bonds, University of Rochester Project, 5.00%, 7/1/22	$2,000	$2,119
5.00%, 7/1/23	1,000	1,106

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Second General Resolution, 5.00%, 6/15/21	6,000	6,057

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries D, 5.00%, 11/1/23	8,000	8,976

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, 5.00%, 11/1/22	10,500	11,301

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds, 11/1/23(4)	4,500	5,048

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series E-1, 5.00%, 2/1/23	1,000	1,088

New York G.O. Limited, Series F-1, 5.00%, 3/1/23	1,500	1,635

New York G.O. Unlimited Bonds, Series J, Subseries J-8, 4.00%, 8/1/21	5,000	5,063

New York G.O. Unlimited Refunding Bonds, Series J, 5.00%, 8/1/22	17,000	18,082

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series H (State Aid Withholding), 4.00%, 10/1/22	1,000	1,054

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A, Group 1, 5.00%, 3/15/22	10,000	10,458

See Notes to the Financial Statements.

FIXED INCOME FUNDS    94    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

New York – 5.0% continued

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, Group 1, 5.00%, 3/15/23	$42,780	$46,772

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series D, 4.00%, 2/15/22	4,000	4,133

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds (AMT), Terminal 4 John F. Kennedy International Airport, 5.00%, 12/1/22	250	268
5.00%, 12/1/23	1,000	1,109

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport, 5.00%, 12/1/22	850	914
5.00%, 12/1/23	1,000	1,110

New York State Urban Development Corp. Revenue Refunding Bonds, State Personal Income Tax, 5.00%, 3/15/22	3,000	3,138
5.00%, 3/15/23	4,000	4,373

New York State Urban Development Corp. Taxable General Personal Income TRB, 0.72%, 3/15/23	6,000	6,018

Port Authority of New York & New Jersey Consolidated Taxable Revenue Bonds, Series AAA, 1.09%, 7/1/23	20,000	20,298

Triborough Bridge & Tunnel Authority General Variable Revenue Refunding Bonds, Subseries B-4A-R, (Floating, U.S. SOFR + 0.38%), 0.39%, 2/1/24(2) (5)	4,000	3,998

Westchester County Industrial Development Agency MFH Revenue Bonds, EG Mt. Vernon Preservation, L.P. (FNMA Insured), 0.30%, 12/1/22(2) (5) (6)	5,000	5,008
		244,525

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

North Carolina – 3.4%

Charlotte Water & Sewer System Revenue Refunding Bonds, 5.00%, 7/1/22	$3,000	$3,180
5.00%, 7/1/23	3,000	3,323

Charlotte-Mecklenburg Hospital Authority Health Care System Variable Revenue Bonds, Series D, Atrium Health, (Floating, SIFMA Municipal Swap Index Yield + 0.60%), 0.67%, 12/1/23(2) (5)	42,000	42,231

Forsyth County Public Improvement G.O. Unlimited Bonds, Series B, 5.00%, 3/1/22	1,000	1,044

North Carolina State Eastern Municipal Power Agency System Revenue Refunding Bonds, Series B (NATL, IBC Insured), Escrowed to Maturity, 6.00%, 1/1/22	5,000	5,217

North Carolina State G.O. Unlimited Bonds, Series A, 5.00%, 6/1/23	9,900	10,930

North Carolina State G.O. Unlimited Bonds, Series A, Connect NC Bonds, 5.00%, 6/1/22	3,955	4,179

North Carolina State G.O. Unlimited Refunding Bonds, Series D, 4.00%, 6/1/21	4,000	4,024

North Carolina State GARVEE Bonds, 5.00%, 3/1/22	7,010	7,319

North Carolina State Limited Obligation Revenue Bonds, Series A, Build NC Bonds, 5.00%, 5/1/21	13,025	13,071

North Carolina Turnpike Authority Triangle Expressway System Revenue BANS, 5.00%, 2/1/24	28,840	32,473

Union County Enterprise System Revenue Bonds, 5.00%, 6/1/23	1,250	1,380

Wake County G.O. Unlimited Refunding Bonds, 4/1/24(4)	12,000	13,685

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    95    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

North Carolina – 3.4% continued

Wake County Limited Obligation Revenue Bonds, 5.00%, 9/1/21	$3,250	$3,315
5.00%, 3/1/22	9,000	9,402
5.00%, 3/1/23	10,000	10,929
		165,702

Ohio – 2.3%

American Municipal Power-Ohio, Inc., Revenue Refunding Bonds, Series A, 5.00%, 2/15/22	6,000	6,244

Cincinnati G.O. Unlimited Refunding Bonds, 5.00%, 12/1/21	2,285	2,357
5.00%, 12/1/22	1,000	1,079

Columbus G.O. Unlimited Bonds, Series A, 5.00%, 4/1/22	3,750	3,931
5.00%, 4/1/23	5,000	5,480

Cuyahoga Metropolitan Housing Authority MFH Variable Revenue Bonds, Riverside Park Phase, 2.00%, 4/1/22(2) (5) (6)	7,000	7,000

Franklin County Hospital Facilities Variable Revenue Bonds, Series B, OhioHealth Corp.,
(Floating, SIFMA Municipal Swap Index Yield + 0.43%), 0.50%, 11/15/21(2) (5)	10,000	10,001

Gahanna-Jefferson City School District COPS, School Facilities Project (BAM Insured), 2.00%, 12/1/22	655	675
2.00%, 12/1/23	360	376

Gahanna-Jefferson City School District School Facilities Construction & Improvement G.O. Unlimited Bonds (AGM Insured), 2.00%, 12/1/22	4,340	4,473
2.00%, 12/1/23	2,015	2,108

Hamilton County Health Care Facilities Revenue Bonds, Christ Hospital Project, Prerefunded, 5.50%, 6/1/22(7)	6,000	6,370

Ohio State Common Schools G.O. Unlimited Bonds, Series A, 5.00%, 6/15/22	550	582

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Ohio – 2.3% continued

5.00%, 6/15/23	$700	$774

Ohio State HFA MFH Revenue Bonds, Series A (GNMA, FHA Insured), 0.40%, 9/1/22(2) (5) (6)	3,970	3,975

Ohio State Hospital Variable Revenue Bonds, Cleveland Clinic Health,
(Floating, SIFMA Municipal Swap Index Yield + 0.40%), 0.47%, 6/1/23(2) (5)	35,000	35,047

Ohio State Major New Infrastructure Project Revenue Bonds, Series 2019-1, 4.00%, 12/15/21	2,000	2,054
5.00%, 12/15/22	2,000	2,164

Ohio State Water Development Authority Water PCR Bonds, Series B, 5.00%, 12/1/21	2,485	2,565
5.00%, 6/1/22	2,750	2,905
5.00%, 12/1/22	6,000	6,483
5.00%, 6/1/23	5,300	5,850
		112,493

Oregon – 0.1%

Lane County School District No. 4J Eugene G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 6/15/21	2,450	2,473

Oregon State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/21	1,400	1,405

Oregon State Health & Science University Revenue Refunding Bonds, Series A, 5.00%, 7/1/21	600	607
5.00%, 7/1/22	850	900
		5,385

Pennsylvania – 3.2%

Allegheny County Port Authority Revenue Refunding Bonds, Special Revenue Transportation Bonds, 5.00%, 3/1/22	6,685	6,980
5.00%, 3/1/23	9,000	9,801

Delaware County G.O. Unlimited Refunding Bonds, 5.00%, 10/1/21	1,000	1,024

See Notes to the Financial Statements.

FIXED INCOME FUNDS    96    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Pennsylvania – 3.2% continued

Geisinger Authority Health System Revenue Refunding Bonds, 5.00%, 4/1/22	$3,500	$3,664

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Series A (Waste Management, Inc., Project, 2.15%, 11/1/21(8)	2,250	2,274

Pennsylvania State G.O. Unlimited Bonds, First Series 2020, 5.00%, 5/1/22	6,000	6,308

Pennsylvania State G.O. Unlimited Bonds, Series D-2, 5.00%, 8/15/22	1,500	1,597

Pennsylvania State G.O. Unlimited Refunding Bonds, 5.00%, 7/15/21	10,000	10,133

Pennsylvania State Higher Educational Facilities Authority Revenue Refunding Bonds, Series AV-1, 5.00%, 6/15/21	5,985	6,041

Pennsylvania State Housing Finance Agency SFM Floating Revenue Bonds, Series 127 C, (Floating, ICE LIBOR USD 1M + 0.57%), 0.65%, 10/1/23(2) (5)	7,000	7,011

Pennsylvania State Housing Finance Agency SFM Variable Revenue Bonds, Series 126B,
(Floating, ICE LIBOR USD 1M + 0.60%), 0.68%, 6/1/23(2) (5)	26,250	26,301

Pennsylvania State Turnpike Commission Turnpike Variable Revenue Refunding Bonds, Series A-1,
(Floating, SIFMA Municipal Swap Index Yield + 0.60%), 0.67%, 12/1/23(2)	15,000	15,073

Philadelphia State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/23	750	829

Pittsburgh & Allegheny County Sports & Exhibition Authority Sale Revenue Refunding Bonds, (AGM Insured), 4.00%, 2/1/22	1,200	1,237
4.00%, 2/1/23	1,775	1,893

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Pennsylvania – 3.2% continued

Pittsburgh Water & Sewer Authority Revenue Refunding Bonds, Series C (AGM Insured),
(Floating, SIFMA Municipal Swap Index Yield + 0.65%), 0.72%, 12/1/23(2) (5)	$5,000	$5,011

University of Pittsburgh of the Commonwealth System of Higher Education Variable Revenue Bonds, Pitt Asset Notes,
(Floating, SIFMA Municipal Swap Index Yield + 0.36%), 0.43%, 2/15/24(2)	48,000	48,254
		153,431

Rhode Island – 0.1%

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series C, 4.00%, 1/15/22	2,000	2,060

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series E, 4.00%, 1/15/22	1,000	1,030
		3,090

South Carolina – 0.2%

Charleston County School District G.O. Unlimited BANS, Phase IV Sales Tax Project (SCSDE Insured), 5.00%, 5/12/21	10,000	10,055

Tennessee – 1.3%

Knoxville G.O. Unlimited Refunding Bonds, 5.00%, 5/1/23	11,550	12,700

Memphis G.O. Unlimited Refunding Bonds, 5.00%, 5/1/21	1,500	1,505
5.00%, 5/1/22	22,000	23,133

Memphis Health Educational & Housing Facility Board MFH Variable Revenue Bonds, Burkle & Main Apartment, 1.40%, 5/1/22(2) (5) (6)	2,500	2,529

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    97    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Tennessee – 1.3% continued

Memphis Health Educational & Housing Facility Board MFH Variable Revenue Bonds, Memphis Towers Apartments Project, 0.25%, 12/1/22(2) (5) (6)	$6,250	$6,262

Memphis Sanitary Sewerage System Revenue Refunding Bonds, Series B, 5.00%, 10/1/21	2,035	2,084
5.00%, 10/1/22	1,435	1,538
5.00%, 10/1/23	1,100	1,231

Metropolitan Government Nashville & Davidson County G.O. Unlimited & Improvement Bonds, 5.00%, 7/1/21	13,245	13,401
		64,383

Texas – 8.4%

Alamo Community College District G.O. Limited Bonds, Maintenance Tax Notes, 4.00%, 2/15/22	4,250	4,392

Alamo Heights Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 2.00%, 2/1/23(2) (5) (6)	11,000	11,311

Allen G.O. Limited Refunding Bonds, 4.00%, 8/15/21	1,000	1,014

Alvin Independent School District G.O. Unlimited Bonds, Series B (PSF, Gtd.), 0.45%, 8/15/23(2) (5) (6)	4,000	3,993

Alvin Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 1.25%, 8/15/22(2) (5) (6)	7,500	7,611

Austin G.O. Limited Refunding & Improvement Bonds, 5.00%, 9/1/22	2,005	2,142
5.00%, 9/1/23	1,000	1,115

Bexar County G.O. Limited Refunding Bonds, 5.00%, 6/15/21	710	717
5.00%, 6/15/22	800	846

Carrollton-Farmers Branch Independent School District G.O. Unlimited Bonds (PSF, Gtd.), 2/15/24(4)	910	954

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Texas – 8.4% continued

Clear Creek Independent School District G.O. Unlimited Bonds, Series B (PSF, Gtd.), 1.35%, 8/15/22(2) (5) (6)	$14,000	$14,207

Clear Creek Independent School District Variable G.O. Unlimited Bonds (PSF, Gtd.), 0.50%, 8/15/23(2) (5) (6)	5,000	4,994

Clifton Higher Education Finance Corp. Education Revenue Bonds, Idea Public Schools (PSF, Gtd.), 5.00%, 8/15/21	1,120	1,139
5.00%, 8/15/22	1,715	1,826

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-1 (PSF, Gtd.), 1.25%, 8/15/22(2) (5) (6)	4,500	4,567

Dallas G.O. Limited Bonds, Equipment Acquisition Contract, 5.00%, 2/15/22	2,460	2,562

Dallas G.O. Limited Refunding Bonds, Series A, 5.00%, 2/15/22	12,550	13,072

Denton County Permanent Improvement G.O. Limited Refunding Bonds, 5.00%, 7/15/21	1,635	1,657

Fort Bend County Certificates of Obligation G.O. Limited Bonds, 5.00%, 3/1/22	875	913

Fort Worth G.O. Limited Bonds, 4.00%, 3/1/23	2,000	2,145

Fort Worth G.O. Limited Refunding Bonds, 4.00%, 3/1/23	9,175	9,838

Fort Worth Water & Sewer System Revenue Refunding Bonds, Series A, 5.00%, 2/15/23	5,755	6,269

Harris County Cultural Educational Facilities Finance Corp. Variable Revenue Refunding Bonds, Memorial Hermann, 5.00%, 12/1/22(2) (5) (6)	2,500	2,696

Harris County G.O. Limited Refunding Bonds, Series A, 5.00%, 10/1/21	29,565	30,277
5.00%, 10/1/23	8,060	9,014

See Notes to the Financial Statements.

FIXED INCOME FUNDS    98    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Texas – 8.4% continued

Harris County Hospital District Certificates of Obligation G.O. Limited Bonds, 5.00%, 2/15/23	$1,000	$1,085

Harris County Metropolitan Transit Authority Sales & Use Tax Contractual Obligations Revenue Bonds, 5.00%, 11/1/22	1,000	1,075

Houston Community College G.O. Limited Refunding Bonds, Series A, 3.00%, 2/15/22	3,750	3,842
4.00%, 2/15/23	2,840	3,039

Houston Independent School District Public Facilities Corp. Lease Revenue Refunding Bonds, 5.00%, 9/15/22	1,500	1,605

Houston Independent School District Variable G.O. Limited Bonds, Series A-2 (PSF, Gtd.), 2.25%, 6/1/22(2) (5) (6)	14,000	14,338

Houston Utility System First Lien Variable Revenue Refunding Bonds, Series C,
(Floating, ICE LIBOR USD 1M + 0.36%), 0.44%, 8/1/21(2) (5)	5,000	5,002

Humble Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.), 5.00%, 2/15/22	4,060	4,231

Irving G.O. Limited Refunding Bonds, 5.50%, 8/15/23	1,000	1,124

Katy Independent School District Variable G.O. Unlimited Refunding Bonds, Series 2015C (PSF, Gtd.),
(Floating, ICE LIBOR USD 1M + 0.28%), 0.35%, 8/16/21(2) (5)	5,800	5,800

Lower Colorado River Authority Transmission Contract Revenue Bonds, LCRA Transmission Services, 5.00%, 5/15/22	1,000	1,054
5.00%, 5/15/23	1,000	1,100

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services, 5.00%, 5/15/21	2,750	2,765

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Texas – 8.4% continued

5.00%, 5/15/22	$1,000	$1,054

Matagorda County Navigation District No. 1 Variable Revenue Bonds (AMT), Central Power & Light Company Project, 0.90%, 9/1/23(2) (5) (6)	4,250	4,256

North Texas Tollway Authority Revenue Bonds, Escrowed to Maturity, 5.00%, 1/1/22	815	844

North Texas Tollway Authority Revenue Bonds, Unrefunded Balance, 5.00%, 1/1/22	1,035	1,071

Odessa Housing Finance Corp. MFH Variable Revenue Bonds, Vera in Odessa Apartments (FHA Insured), 0.35%, 3/1/23(2) (5) (6)	16,000	16,023

Plano City G.O. Limited Refunding Bonds, 3.00%, 9/1/22	1,065	1,108

San Antonio Electric & Gas Revenue Refunding Bonds, 5.00%, 2/1/23	5,300	5,758

San Antonio Tax Notes G.O. Limited Bonds, 5.00%, 8/1/23	11,490	12,757

Sherman Independent School District Variable G.O. Unlimited Bonds, School Building, Prerefunded (PSF, Gtd.), 2.00%, 8/1/23(2) (6) (7)	1,555	1,617

Sherman Independent School District Variable G.O. Unlimited Bonds, School Building, Unrefunded Balance (PSF, Gtd.), 2.00%, 8/1/23(2) (5) (6)	11,445	11,874

Tarrant Regional Water District Water Revenue Refunding & Improvement Bonds, Prerefunded, 5.00%, 3/1/22(7)	21,040	21,973

Texas State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds, 5.00%, 12/15/22	2,000	2,156
5.00%, 12/15/23	2,000	2,240

Texas State PFA G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/21	5,000	5,120

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    99    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Texas – 8.4% continued

Texas State TRANS, 4.00%, 8/26/21	$60,000	$60,945

Texas State Transportation Commission Highway Improvement G.O. Unlimited Bonds, 5.00%, 4/1/21	8,410	8,410

Texas State Transportation Commission Highway Improvement G.O. Unlimited, Prerefunded, 5.00%, 4/1/22(7)	22,000	23,065

Texas State Water Development Board Revenue Bonds, 5.00%, 10/15/21	1,875	1,924
5.00%, 4/15/22	1,450	1,523
5.00%, 10/15/22	2,700	2,900

Texas State Water Development Board Revenue Bonds, Master Trust, 3.00%, 10/15/21	2,000	2,031
3.00%, 4/15/22	1,000	1,030
3.00%, 10/15/22	2,000	2,087
4.00%, 4/15/23	985	1,061
4.00%, 10/15/23	2,000	2,190

Travis County Housing Finance Corp. Variable Revenue Bonds, Cascades at Onion Creek Apartments, 0.35%, 2/1/23(2) (5) (6)	22,000	22,016

University of North Texas Revenue Refunding Bonds, Series A, 5.00%, 4/15/22	2,500	2,624
5.00%, 4/15/23	1,850	2,026

Waco G.O. Limited Refunding Bonds, 5.00%, 2/1/22	2,000	2,080
		409,094

Utah – 0.6%

Alpine School District G.O. Unlimited Bonds, Series B (School Board Guaranty Program), 5.00%, 3/15/22	12,825	13,412

Salt Lake County G.O. Unlimited Bonds, 5.00%, 12/15/21	3,350	3,464
5.00%, 12/15/22	3,975	4,301

Utah State G.O. Unlimited Bonds, Series A, 4.00%, 7/1/21	2,000	2,019

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Utah – 0.6% continued

Utah State G.O. Unlimited Bonds, Series B, 5.00%, 7/1/21	$2,500	$2,529
5.00%, 7/1/22	3,500	3,711
		29,436

Virginia – 3.6%

Arlington County G.O. Unlimited Bonds, 5.00%, 6/15/21	4,370	4,412
5.00%, 6/15/22	4,595	4,863

Arlington County G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 5.00%, 8/1/22	6,690	7,120
5.00%, 8/1/23	5,735	6,375

Fairfax County G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 4.00%, 10/1/21	18,880	19,246
4.00%, 10/1/22	10,000	10,583

Hampton Roads Transportation Accountability Commission Revenue BANS, Series A, 5.00%, 7/1/22	41,800	44,281

Loudoun County G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 12/1/21	9,000	9,289

Louisa IDA Variable PCR Bonds, Virginia Electric, 1.80%, 4/1/22(2) (5) (6)	3,750	3,800

Virginia State College Building Authority Educational Facilities Revenue Bonds, 21st Century College & Equipment, 5.00%, 2/1/22	2,000	2,080
5.00%, 2/1/23	2,000	2,176

Virginia State College Building Authority Educational Facilities Revenue Refunding Bonds, 21st Century College Program, 5.00%, 2/1/22	5,690	5,918

Virginia State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 6/1/22	7,025	7,418

See Notes to the Financial Statements.

FIXED INCOME FUNDS    100    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Virginia – 3.6% continued

Virginia State Public Building Authority Public Facilities Revenue Bonds, Series A, 5.00%, 8/1/22	$2,000	$2,129

Virginia State Public Building Authority Public Facilities Revenue Refunding Bonds, Series B, 5.00%, 8/1/21	4,000	4,063
5.00%, 8/1/22	4,000	4,258

Virginia State Public School Authority School Financing Revenue Refunding Bonds, 5.00%, 8/1/22	9,000	9,576

Virginia State Public School Authority School Technology & Security Notes Revenue Bonds, Series VIII, 5.00%, 4/15/23	5,970	6,547

Virginia State Public School Authority Special Obligation Prince Revenue Bonds (State Aid Withholding), 4.00%, 10/1/21	5,330	5,431
4.00%, 10/1/22	5,275	5,575
4.00%, 10/1/23	5,325	5,823

Virginia State Resources Authority Infrastructure Subordinate Revenue Refunding Bonds, Virginia Pooled Financing (Moral Obligation Insured), 5.00%, 11/1/23	1,000	1,121

Virginia State Small Business Financing Authority Revenue Refunding Bonds, National Senior Campuses, 5.00%, 1/1/22	500	517
5.00%, 1/1/23	500	538
		173,139

Washington – 2.8%

Central Puget Sound Regional Transit Authority Variable Sales & Use TRB, Series S-2A, Green Bonds,

(Floating, SIFMA Municipal Swap Index Yield + 0.30%), 0.37%, 11/1/21(2) (5)	10,000	10,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Washington – 2.8% continued

Central Puget Sound Regional Transit Authority Variable Sales & Use TRB, Series S-2B, Green Bonds,

(Floating, SIFMA Municipal Swap Index Yield + 0.45%), 0.52%, 11/1/23(2) (5)	$12,500	$12,563

King County School District No. 412 Shoreline G.O. Unlimited Refunding Bonds, Series A (School Board Guaranty Program), 4.00%, 12/1/22	1,000	1,064

Seattle Municipal Light & Power Improvement Revenue Bonds, 5.00%, 4/1/21	3,250	3,250
5.00%, 4/1/22	3,420	3,585

Seattle Municipal Light & Power Improvement Revenue Refunding & Improvement Bonds, Series B, 5.00%, 2/1/22	11,400	11,857

Washington Federal Highway Grant Anticipation Revenue Bonds, Senior 520 Corridor Program, 5.00%, 9/1/23	3,000	3,337

Washington State G.O. Unlimited Bonds, Series C-Bid Group 1, 5.00%, 2/1/23	11,000	11,975

Washington State G.O. Unlimited Refunding Bonds, Motor Vehicle Fuel Tax, 5.00%, 7/1/21	20,450	20,690

Washington State G.O. Unlimited Refunding Bonds, Series D, Motor Vehicle Fuel Tax, 5.00%, 6/1/21	3,770	3,799

Washington State G.O. Unlimited Refunding Bonds, Series R-2020A, 5.00%, 1/1/22	3,500	3,627

Washington State G.O. Unlimited Refunding Bonds, Series R-2020B, 5.00%, 1/1/22	2,750	2,850

Washington State G.O. Unlimited Refunding Bonds, Series R-2020C, 5.00%, 7/1/22	3,465	3,675

Washington State G.O. Unlimited Refunding Bonds, Series R-2020D, 5.00%, 7/1/22	10,405	11,035

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    101    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 61.8% continued

Washington – 2.8% continued

Washington State G.O. Unlimited Refunding Bonds, Series R-2021B, 5.00%, 1/1/22	$31,735	$32,886
		136,193

Wisconsin – 1.4%

Madison G.O. Unlimited Refunding Promissory Notes, Series A, 4.00%, 10/1/22	10,895	11,518
4.00%, 10/1/23	7,100	7,763

Milwaukee G.O. Unlimited Promissory Refunding Notes, Series N4, 5.00%, 4/1/23	1,725	1,880

PFA Hospital Revenue Refunding Bonds, Renown Regional Medical Center Project, 5.00%, 6/1/22	275	290
5.00%, 6/1/23	345	379

Wisconsin G.O. Unlimited Refunding Bonds, Series 2, 5.00%, 11/1/23	1,100	1,235

Wisconsin State G.O. Unlimited Bonds, Series B, 5.00%, 5/1/21	6,000	6,021
5.00%, 5/1/22	13,180	13,869
5.00%, 5/1/23	4,720	5,193

Wisconsin State G.O. Unlimited Refunding Bonds, Series 2, 5.00%, 11/1/21	6,210	6,384

Wisconsin State Health & Educational Facilities Authority Variable Revenue Refunding Bonds, Advocate Aurora Health,

(Floating, SIFMA Municipal Swap Index Yield + 0.35%), 0.42%, 7/28/21(2) (5)	9,000	9,000

(Floating, SIFMA Municipal Swap Index Yield + 0.65%), 0.72%, 7/31/24(2) (5)	5,000	5,048
		68,580

Total Municipal Bonds

(Cost $2,994,012)		3,004,022

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 6.7%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(9) (10)	327,433,471	$327,433

Total Investment Companies

(Cost $327,433)		327,433

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 14.0%

Allen County Hospital Facilities Revenue Refunding Bonds, Series A, 5.00%, 8/1/21	$850	$863

Arlington County G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 5.00%, 8/1/21	15,000	15,237

Atlanta Urban Residential Finance Authority MFH Revenue Bonds, Creekside at Adamsville Place, 1.95%, 5/1/21(2) (5) (6)	7,500	7,510

Austin G.O. Limited Refunding & Improvement Bonds, 5.00%, 9/1/21	2,000	2,040

Boston G.O. Unlimited Bonds, Series A, 5.00%, 11/1/21	2,825	2,904

Broward County School District Revenue TANS, 2.00%, 6/30/21	20,000	20,094

California State Infrastructure & Economic Development Bank Revenue Bonds (AMT), Brightline West Passenger, 0.45%, 7/1/21(1) (2) (5) (6)	20,000	20,002

California State Municipal Finance Authority Solid Waste Variable Revenue Refunding Bonds, Republic Services, Inc., Project, 0.15%, 7/1/21(2) (5) (6)	6,000	6,000

California State Pollution Control Financing Authority Solid Waste Disposal Revenue Bonds (AMT), Republic Services, Inc. Project, 0.20%, 4/15/21(2) (5) (6)	2,000	2,000

California State School Cash Reserve Program Authority Revenue Notes, Series D, 2.00%, 5/3/21	30,000	30,046

California State School Cash Reserve Program Authority Tax and Revenue Notes, Series L, 2.00%, 1/31/22	7,500	7,620

See Notes to the Financial Statements.

FIXED INCOME FUNDS    102    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 14.0% continued

Charlotte Water & Sewer System Revenue Refunding Bonds, 5.00%, 7/1/21	$4,000	$4,047

Clear Creek Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 2.15%, 8/16/21(2) (5) (6)	9,500	9,566

Cobb County School District Short-Term Construction G.O. Limited Notes, 1.50%, 12/15/21	16,000	16,157

Colorado State Educational Loan Program TRANS, Series A, 4.00%, 6/29/21	55,000	55,524

Colorado State General Fund TRANS, 4.00%, 6/25/21	40,000	40,364

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series U-2, Yale University Issue, 2.00%, 2/8/22(2) (5) (6)	10,000	10,155

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A, 2.05%, 7/12/21(2) (5) (6)	10,000	10,051

Contra Costa County Schools Pooled Cross Fiscal Year 2020-21 TRANS, Series A, 2.00%, 12/1/21	1,650	1,667

Cook County Sales Tax Revenue Refunding Bonds, Series A, 3.00%, 11/15/21	1,700	1,730

Deer Park Independent School District Variable G.O. Unlimited Bonds (PSF, Gtd.), 0.28%, 10/1/21(2) (5) (6)	3,000	3,001

Denver City & County School District No.1 G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/1/21	15,000	15,481

Director of the State of Nevada Department of Business & Industry Revenue Bonds (AMT), Brightline West Passenger, 0.50%, 7/1/21(2) (5) (6)	9,000	9,002

Director of the State of Nevada Department of Business & Industry Variable Revenue Bonds (AMT), Republic Services Project, 0.30%, 6/1/21(1) (2) (5) (6)	4,500	4,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 14.0% continued

Fairfax County IDA Health Care Revenue Refunding Bonds, Series S, Inova Health System, 5.00%, 5/15/21(2) (5) (6)	$15,000	$15,077

Gahanna-Jefferson City School District COPS, School Facilities Project (BAM Insured), 2.00%, 12/1/21	715	724

Gahanna-Jefferson City School District School Facilities Construction & Improvement G.O. Unlimited Bonds (AGM Insured), 2.00%, 12/1/21	1,600	1,620

Georgia State Road & Tollway Authority Federal Highway Reimbursement GARVEE Bonds, 5.00%, 6/1/21	2,250	2,267

Georgia State Road & Tollway Authority GARVEE Bonds, 5.00%, 6/1/21	4,000	4,030

Goose Creek Texas Consolidated Independent School District G.O. Unlimited Bonds, Series B (PSF, Gtd.), 1.30%, 8/16/21(2) (5) (6)	13,800	13,859

Granite City Revenue Bonds (AMT), Waste Management, Inc., Project, 2.45%, 5/3/21(2) (5) (6)	3,000	3,005

Hawaii State G.O. Unlimited Bonds, Series GA, 5.00%, 10/1/21	11,500	11,773

Henry County Water Authority Water & Sewerage Revenue Refunding Bonds, 3.00%, 2/1/22	1,930	1,976

Houston Independent School District Variable G.O. Limited Refunding Bonds (PSF, Gtd.), 2.40%, 6/1/21(2) (5) (6)	4,000	4,014

Illinois Development Finance Authority Solid Waste Disposal Revenue Bonds (AMT), Waste Management, Inc., Project, 0.55%, 11/1/21(2) (5) (6)	6,000	6,004

Illinois State Finance Authority Green Revenue Bonds, 5.00%, 7/1/21	450	455

Illinois State Housing Development Authority MFH Revenue Bonds, Heather Ridge, 1.90%, 10/1/21(2) (5) (6)	4,500	4,537

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    103    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 14.0% continued

Ivy Technology Community College Revenue Refunding Bonds, Series W, Student Fee, 4.00%, 7/1/21	$650	$656

Kentucky State Housing Corp. Variable Revenue Bonds, Beecher Phase I Project, 2.00%, 9/1/21(2) (5) (6)	6,000	6,044

King County School District No. 412 Shoreline G.O. Unlimited Refunding Bonds, Series A (School Board Guaranty Program), 4.00%, 12/1/21	1,585	1,626

Los Angeles TRANS, 4.00%, 6/24/21	30,000	30,269

Louisville & Jefferson County Metropolitan Government Environmental Facilities Revenue Refunding Bonds, Louisville Gas & Electric, 1.65%, 6/1/21(2) (5) (6)	20,500	20,543

Lower Colorado River Authority Transmission Contract Revenue Bonds, LCRA Transmission Services, 5.00%, 5/15/21	2,000	2,011

Massachusetts State G.O. Unlimited RANS, Series A, 2.00%, 4/21/21	30,000	30,031

Massachusetts State HFA Variable Revenue Bonds, Chestnut Park Project, 2.40%, 12/1/21(2) (5) (6)	3,000	3,044

Miami-Dade County IDA Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Management, 0.55%, 11/1/21(2) (5) (6)	2,750	2,752

Miami-Dade County IDA Solid Waste Disposal Variable Revenue Bonds, Waste Management, 0.45%, 11/1/21(2) (5) (6)	5,000	5,005

Montgomery G.O. Unlimited Refunding Bonds, Series B, Warrants, 3.00%, 12/1/21	1,800	1,833

New London City G.O. Unlimited BANS, 2.00%, 3/17/22	22,600	22,997

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 14.0% continued

New York City Housing Development Corp. MFH Revenue Bonds, Series G, Sustainable Neighborhood Bonds, 2.00%, 12/31/21(2) (5) (6)	$2,995	$2,997

New York City Housing Development Corp. MFH Revenue Bonds, Sustainable Neighborhood Bonds, 0.85%, 4/29/21(2) (5) (6)	8,000	8,002

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport, 5.00%, 12/1/21	1,100	1,133

Nuveen Amt-Free Quality Municipal Income Fund Tax Exempt Preferreds, 0.42%, 4/12/21(2) (5) (11)	15,000	15,000

Ohio State HFA MFH Revenue Bonds, Sutter View Apartments, 1.62%, 7/1/21(2) (5) (6)	8,500	8,529

Ohio State Water Development Authority Water PCR Bonds, Series B, 5.00%, 6/1/21	2,000	2,015

Omaha Various Purpose G.O. Unlimited Refunding Bonds, Series A, 4.00%, 4/15/21	550	551

Oregon Business Development Commission Economic Development Revenue Bonds (AMT), 5.00%, 3/1/22(2) (5) (6)	43,400	45,182

Oregon State Housing & Community Department Housing Development Revenue Bonds, Series I, Ya Po Ah Terrace Project (HUD Sector 8 Program), 2.20%, 5/1/21(2) (5) (6)	10,450	10,465

Patchogue-Medford Union Free School District G.O. Unlimited TANS (State Aid Withholding), 3.00%, 6/25/21	24,000	24,151

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Series A (AMT), Waste Management, Inc. Project, 0.70%, 8/2/21(2) (5) (6)	7,000	7,006

See Notes to the Financial Statements.

FIXED INCOME FUNDS    104    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 14.0% continued

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Waste Management Project, 2.80%, 12/1/21(2) (5) (6)	$2,500	$2,542

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Variable Revenue Refunding Bonds (AMT), Republic Services Inc. Project, 0.20%, 4/15/21(2) (5) (6)	4,500	4,500

Philadelphia School District Revenue TRANS, Series A, 4.00%, 6/30/21	13,175	13,301

Riverside County Office Education Pooled Cross Fiscal Year 2020-21 TRANS, Series A, 2.00%, 12/1/21	12,000	12,149

Rye City School District G.O. Unlimited BANS (State Aid Withholding), 1.75%, 7/1/21	18,150	18,218

Texas State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds, 5.00%, 12/15/21	2,000	2,065

Texas State PFA G.O. Unlimited Bonds, Series A, 4.00%, 10/1/21	6,000	6,114

Texas State Transportation Commission State Highway Fund Revenue Refunding Bonds, First Tier, Series B, 4.00%, 10/1/21(2) (5) (6)	3,035	3,092

University of North Texas Revenue Refunding Bonds, Series A, 5.00%, 4/15/21	1,850	1,853
Total Short-Term Investments
(Cost $679,198)		680,578

Total Investments – 101.2%
(Cost $4,899,084)		4,918,749

Liabilities less Other Assets – (1.2%)		(57,645)
NET ASSETS – 100.0%		$4,861,104

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Variable rate security. Rate as of March 31, 2021 is disclosed.
(3)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2021.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.
(5)	Maturity date represents the puttable date.
(6)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(7)	Maturity date represents the prerefunded date.
(8)	Security has converted to a fixed rate as of May 1, 2019, and will continue at a fixed rate going forward.
(9)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(10)	7-day current yield as of March 31, 2021 is disclosed.
(11)

Rate is determined by a remarketing agent and, in the agent’s judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

1Y - 1 Year

3M - 3 Month

A.G. - Aktiengesellschaft (German: Stock Corporation)

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

B.V. - Besloten Vennootschap (Dutch: Private Limited Liability Company)

BAM - Build America Mutual

BANS - Bond Anticipation Notes

CMT - Constant Maturity

COPS - Certificates of Participation

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GANS - Grant Anticipation Notes

GARVEE - Grant Anticipation Revenue Vehicle

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HFA - Housing Finance Authority

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    105    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued	MARCH 31, 2021

HUD - Housing and Urban Development

IBC - Insured Bond Certificates

ICE - Intercontinental Exchange

IDA - Industrial Development Authority

IDB - Industrial Development Board

L.P. - Limited Partnership

LCRA - Lower Colorado River Authority

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LOC - Letter of Credit

MFH - Multi-Family Housing

N.V. - Naamloze Vennootschap (Dutch: Limited Liability Company)

NATL - National Public Finance Guarantee Corporation

PCR - Pollution Control Revenue

PFA - Public Finance Authority

PLC - Public Limited Company

PSF - Permanent School Fund

RANS - Revenue Anticipation Notes

SCSDE - South Carolina State Department of Education

SFM - Single Family Mortgage

SIFMA - Securities Industry and Financial Markets Association

SOFR - Secured Overnight Financing Rate

TANS - Tax Anticipation Notes

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds USD - United States Dollar

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Corporate Bonds(1)	$—	$668,358	$—	$668,358

Foreign Issuer Bonds(1)	—	210,090	—	210,090

U.S. Government

Obligations(1)	—	28,268	—	28,268

Municipal Bonds(1)	—	3,004,022	—	3,004,022

Investment Companies	327,433	—	—	327,433

Short-Term Investments	—	680,578	—	680,578

Total Investments	$327,433	$4,591,316	$—	$4,918,749
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME FUNDS    106    NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND	MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 5.9%

Auto Floor Plan – 0.4%

Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A 2.84%, 3/15/24	$4,300	$4,402

Nissan Master Owner Trust Receivables, Series 2019-B, Class A

(Floating, ICE LIBOR USD 1M + 0.43%), 0.54%, 11/15/23(1)	9,100	9,119
		13,521

Automobile – 2.8%

AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A2A 0.60%, 12/18/23	2,761	2,765

AmeriCredit Automobile Receivables Trust, Series 2020-3, Class A2 0.42%, 3/18/24	15,933	15,945

AmeriCredit Automobile Receivables Trust, Series 2021-1, Class A2 0.28%, 6/18/24	9,000	8,999

CarMax Auto Owner Trust, Series 2020-3, Class A2A 0.49%, 6/15/23	7,520	7,528

Chesapeake Funding II LLC, Series 2017-3A, Class A1 1.91%, 8/15/29(2)	64	64

Chesapeake Funding II LLC, Series 2017-4A, Class A1 2.12%, 11/15/29(2)	470	471

Chesapeake Funding II LLC, Series 2018-1A, Class A2

(Floating, ICE LIBOR USD 1M + 0.45%), 0.56%, 4/15/30(1) (2)	1,359	1,359

Chesapeake Funding II LLC, Series 2019-1A, Class A1 2.94%, 4/15/31(2)	2,915	2,952

Drive Auto Receivables Trust, Series 2020-1, Class A2 1.99%, 12/15/22	51	51

Enterprise Fleet Financing LLC, Series 2018-2, Class A2 3.14%, 2/20/24(2)	372	374

Ford Credit Auto Owner Trust, Series 2020-A, Class A2 1.03%, 10/15/22	654	655

Ford Credit Auto Owner Trust, Series 2020-C, Class A2 0.25%, 9/15/23	7,200	7,200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 5.9% continued

Automobile – 2.8% continued

GM Financial Automobile Leasing Trust, Series 2020-1, Class A3 1.67%, 12/20/22	$2,720	$2,747

GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A2A 1.50%, 3/16/23	375	376

Santander Drive Auto Receivables Trust, Series 2020-1, Class A2A 2.07%, 1/17/23	828	830

Santander Drive Auto Receivables Trust, Series 2020-2, Class A2A 0.62%, 5/15/23	2,170	2,172

Santander Drive Auto Receivables Trust, Series 2020-4, Class A2 0.42%, 9/15/23	12,800	12,808

Santander Drive Auto Receivables Trust, Series 2021-1, Class A2 0.29%, 11/15/23	10,000	10,001

Tesla Auto Lease Trust, Series 2020-A, Class A2 0.55%, 5/22/23(2)	1,623	1,625

Tesla Auto Lease Trust, Series 2021-A, Class A2 0.36%, 3/20/25(2)	14,100	14,097

Volkswagen Auto Loan Enhanced Trust, Series 2020-1, Class A2A 0.93%, 12/20/22	3,911	3,918

World Omni Automobile Lease Securitization Trust, Series 2020-B, Class A2 0.32%, 9/15/23	6,617	6,620
		103,557

Credit Card – 2.1%

American Express Credit Account Master Trust, Series 2017-5, Class A

(Floating, ICE LIBOR USD 1M + 0.38%), 0.49%, 2/18/25(1)	2,000	2,009

Barclays Dryrock Issuance Trust, Series 2019-1, Class A 1.96%, 5/15/25	3,500	3,576

Discover Card Execution Note Trust, Series 2019-A3, Class A 1.89%, 10/15/24	15,000	15,361

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    107    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 5.9% continued

Credit Card – 2.1% continued

Golden Credit Card Trust, Series 2018-3A, Class A

(Floating, ICE LIBOR USD 1M + 0.32%, 0.32% Floor), 0.43%, 5/15/23(1) (2)	$5,000	$5,002

Golden Credit Card Trust, Series 2019-2A, Class A

(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor), 0.46%, 10/15/23(1)	17,000	17,022

Synchrony Card Funding LLC, Series 2019-A1, Class A 2.95%, 3/15/25	11,500	11,793

World Financial Network Credit Card Master Trust, Series 2019-A, Class A 3.14%, 12/15/25	12,745	13,057

World Financial Network Credit Card Master Trust, Series 2019-B, Class A 2.49%, 4/15/26	4,000	4,100

World Financial Network Credit Card Master Trust, Series 2019-C, Class A 2.21%, 7/15/26	6,000	6,163
		78,083

Other – 0.6%

CCG Receivables Trust, Series 2018-2, Class A2 3.09%, 12/15/25	561	565

Dell Equipment Finance Trust, Series 2019-2, Class A2 1.95%, 12/22/21(2)	3,064	3,076

HPEFS Equipment Trust, Series 2019-1A, Class A3 2.21%, 9/20/29(2)	1,250	1,258

John Deere Owner Trust, Series 2020-B, Class A2 0.41%, 3/15/23	4,134	4,136

Verizon Owner Trust, Series 2019-A, Class A1A 2.93%, 9/20/23	4,250	4,308

Verizon Owner Trust, Series 2020-A, Class A1A 1.85%, 7/22/24	8,500	8,670
		22,013

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 5.9% continued

Whole Loan – 0.0%

Gosforth Funding PLC, Series 2017-1A, Class A1A

(Floating, ICE LIBOR USD 3M + 0.47%), 0.66%, 12/19/59(1) (2)	$137	$137
Total Asset-Backed Securities
(Cost $215,577)		217,311

COMMERCIAL PAPER – 0.7%

Waste & Environment Services & Equipment – 0.6%

Waste Management, Inc., 0.40%, 8/9/21(3) (4)	20,160	20,143

Wireless Telecommunications Services – 0.1%

AT&T, Inc., 0.40%, 12/15/21(3) (4)	4,500	4,490
Total Commercial Paper
(Cost $24,618)		24,633

CORPORATE BONDS – 50.5%

Aerospace & Defense – 0.8%

Boeing (The) Co.,

2.30%, 8/1/21	24,231	24,389

2.35%, 10/30/21	499	501

1.17%, 2/4/23	4,400	4,423
		29,313

Airlines – 0.2%

Southwest Airlines Co., 4.75%, 5/4/23	5,650	6,100

Apparel & Textile Products – 0.3%

VF Corp., 2.05%, 4/23/22	9,925	10,087

Automobiles Manufacturing – 5.8%

American Honda Finance Corp.,

(Floating, ICE LIBOR USD 3M + 0.35%), 0.55%, 11/5/21 (1)	12,550	12,573

0.88%, 7/7/23	27,590	27,781

(Floating, ICE LIBOR USD 3M + 0.42%), 0.60%, 9/8/23 (1)	5,582	5,608

(Floating, ICE LIBOR USD 3M + 0.28%), 0.50%, 1/12/24 (1)	6,000	5,998

BMW U.S. Capital LLC,

(Floating, ICE LIBOR USD 3M + 0.41%), 0.63%, 4/12/21 (1) (2)	4,200	4,200

3.40%, 8/13/21 (2)	1,935	1,957

See Notes to the Financial Statements.

FIXED INCOME FUNDS    108    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 50.5% continued

Automobiles Manufacturing – 5.8% continued
3.80%, 4/6/23 (2)	$6,700	$7,124
(Floating, U.S. SOFR + 0.53%), 0.54%, 4/1/24 (1) (2)	14,300	14,323

Daimler Finance North America LLC,
(Floating, ICE LIBOR USD 3M + 0.90%), 1.09%, 2/15/22 (1) (2)	2,602	2,619
0.75%, 3/1/24 (2)	13,450	13,381

General Motors Financial Co., Inc., 3.55%, 4/9/21	2,000	2,001

3.45%, 1/14/22	7,272	7,418

5.20%, 3/20/23	3,391	3,677

3.70%, 5/9/23	620	653

1.70%, 8/18/23	3,160	3,218

Hyundai Capital America, 2.38%, 2/10/23 (2)	4,565	4,686

1.25%, 9/18/23 (2)	18,180	18,314

0.80%, 1/8/24 (2)	9,400	9,317

Nissan Motor Acceptance Corp., 3.65%, 9/21/21 (2)	1,348	1,366
(Floating, ICE LIBOR USD 3M + 0.89%), 1.11%, 1/13/22 (1) (2)	3,000	3,008

Toyota Motor Credit Corp.,
(Floating, ICE LIBOR USD 3M + 0.29%), 0.49%, 10/7/21 (1)	1,000	1,001

(Floating, ICE LIBOR USD 3M + 0.69%), 0.91%, 1/11/22 (1)	400	402

1.15%, 5/26/22	21,500	21,738

2.90%, 3/30/23	4,500	4,721

Volkswagen Group of America Finance LLC, 2.90%, 5/13/22 (2)	5,000	5,132

0.75%, 11/23/22 (2)	13,700	13,739

3.13%, 5/12/23 (2)	17,270	18,145
		214,100
Banks – 3.2%

Capital One N.A., 2.15%, 9/6/22	2,500	2,557

Citibank N.A.,

(Floating, ICE LIBOR USD 3M + 0.57%), 0.79%, 7/23/21 (1)	6,000	6,008

(Floating, ICE LIBOR USD 3M + 0.60%), 0.78%, 5/20/22 (1)	7,500	7,505

Citizens Bank N.A., 3.25%, 2/14/22	6,150	6,290

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 50.5% continued

Banks – 3.2% continued

KeyBank N.A.,

(Floating, U.S. SOFR + 0.34%), 0.35%, 1/3/24 (1)	$17,650	$17,644

PNC Bank N.A.,

(Floating, ICE LIBOR USD 3M + 0.50%), 0.71%, 7/27/22 (1)	3,470	3,489

(Floating, ICE LIBOR USD 3M + 0.43%), 0.62%, 12/9/22 (1)	7,500	7,518

Truist Bank, 2.63%, 1/15/22	1,180	1,200

(Floating, ICE LIBOR USD 3M + 0.59%), 0.78%, 5/17/22 (1)	4,808	4,835

Truist Financial Corp., 2.05%, 5/10/21	5,678	5,679

3.05%, 6/20/22	13,000	13,400

U.S. Bank N.A.,

(Floating, ICE LIBOR USD 3M + 0.18%), 0.40%, 1/21/22 (1)	22,094	22,113

Wells Fargo Bank N.A.,

(Floating, ICE LIBOR USD 3M + 0.62%), 0.81%, 5/27/22 (1)	9,000	9,008

(Floating, ICE LIBOR USD 3M + 0.66%), 0.85%, 9/9/22 (1)	9,000	9,028

(Variable, ICE LIBOR USD 3M + 0.65%), 2.08%, 9/9/22 (5)	1,015	1,023
		117,297
Biotechnology – 0.8%

Gilead Sciences, Inc., 0.75%, 9/29/23	18,105	18,125

Roche Holdings, Inc.,

(Floating, U.S. SOFR + 0.24%), 0.25%, 3/5/24 (1) (2)	10,800	10,807
		28,932
Cable & Satellite – 0.4%

Charter Communications Operating LLC/Charter Communications Operating Capital, (Floating, ICE LIBOR USD 3M + 1.65%), 1.86%, 2/1/24 (1)	9,100	9,349

Comcast Corp., (Floating, ICE LIBOR USD 3M + 0.63%), 0.87%, 4/15/24 (1)	1,300	1,313

Cox Communications, Inc., 2.95%, 6/30/23 (2)	2,755	2,880
		13,542

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    109    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 50.5% continued

Chemicals – 0.7%

DuPont de Nemours, Inc., 2.17%, 5/1/23	$6,550	$6,577

Ecolab, Inc., 3.25%, 1/14/23	712	743

LYB International Finance III LLC,

(Floating, ICE LIBOR USD 3M + 1.00%), 1.20%, 10/1/23 (1)	19,660	19,718
		27,038
Commercial Finance – 0.5%

Air Lease Corp.,

(Floating, ICE LIBOR USD 3M + 0.67%), 0.85%, 6/3/21 (1)	1,800	1,801

3.50%, 1/15/22	4,222	4,317

2.25%, 1/15/23	4,300	4,412

3.88%, 7/3/23	800	850

0.70%, 2/15/24	7,765	7,669
		19,049
Consumer Finance – 2.1%

American Express Co., (Floating, ICE LIBOR USD 3M + 0.53%), 0.72%, 5/17/21 (1)	11,235	11,237

Capital One Bank U.S.A. N.A., (Variable, U.S. SOFR + 0.62%), 2.01%, 1/27/23 (5)	12,480	12,628

3.38%, 2/15/23	5,000	5,251

Fidelity National Information Services, Inc., 0.38%, 3/1/23	8,657	8,630

0.60%, 3/1/24	7,300	7,260

Fiserv, Inc., 4.75%, 6/15/21	2,878	2,903

PayPal Holdings, Inc., 2.20%, 9/26/22	3,090	3,171

1.35%, 6/1/23	26,520	26,988
		78,068
Consumer Products – 0.0%

Clorox (The) Co., 3.80%, 11/15/21	1,500	1,531
Diversified Banks – 3.7%

Bank of America Corp., 3.30%, 1/11/23	6,841	7,187

(Floating, ICE LIBOR USD 3M + 0.79%), 0.98%, 3/5/24 (1)	24,140	24,377

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 50.5% continued

Diversified Banks – 3.7% continued

(Floating, U.S. SOFR + 0.73%), 0.75%, 10/24/24 (1)	$29,790	$29,927

Citigroup, Inc.,

(Floating, ICE LIBOR USD 3M + 1.07%), 1.25%, 12/8/21 (1)	5,000	5,029

(Variable, U.S. SOFR + 0.87%), 2.31%, 11/4/22 (5)	13,535	13,678

(Variable, ICE LIBOR USD 3M + 0.72%), 3.14%, 1/24/23 (5)	2,825	2,881

JPMorgan Chase & Co., 3.25%, 9/23/22	5,061	5,280

(Variable, ICE LIBOR USD 3M + 0.70%), 3.21%, 4/1/23 (5)	13,300	13,661

(Variable, ICE LIBOR USD 3M + 0.94%), 2.78%, 4/25/23 (5)	1,000	1,024

(Floating, ICE LIBOR USD 3M + 0.89%), 1.11%, 7/23/24 (1)	31,330	31,704

(Floating, ICE LIBOR USD 3M + 0.85%), 1.07%, 1/10/25 (1)	1,305	1,323
		136,071
Electrical Equipment Manufacturing – 0.2%

Otis Worldwide Corp.,

(Floating, ICE LIBOR USD 3M + 0.45%), 0.64%, 4/5/23(1)	6,200	6,200
Entertainment Content – 0.2%

Fox Corp., 3.67%, 1/25/22	4,054	4,161

Walt Disney (The) Co., 1.65%, 9/1/22	2,300	2,342

2.35%, 12/1/22	38	39
		6,542
Financial Services – 5.4%

Ameriprise Financial, Inc., 3.00%, 3/22/22	7,680	7,881

Ares Capital Corp., 3.50%, 2/10/23	500	521

Bank of New York Mellon (The) Corp., 1.95%, 8/23/22	4,100	4,193

1.85%, 1/27/23	3,375	3,472

BlackRock, Inc., 4.25%, 5/24/21	789	793

Charles Schwab (The) Corp.,

(Floating, U.S. SOFR + 0.50%), 0.51%, 3/18/24 (1)	13,860	13,944

See Notes to the Financial Statements.

FIXED INCOME FUNDS    110    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 50.5% continued

Financial Services – 5.4% continued

0.75%, 3/18/24	$6,680	$6,714

Goldman Sachs Group (The), Inc.,

(Floating, ICE LIBOR USD 3M + 0.75%), 0.93%, 2/23/23 (1)	7,160	7,218

(Floating, ICE LIBOR USD 3M + 1.00%), 1.22%, 7/24/23 (1)	2,000	2,015

(Floating, U.S. SOFR + 0.54%), 0.56%, 11/17/23 (1)	22,652	22,628

(Floating, U.S. SOFR + 0.81%), 0.82%, 3/9/27 (1)	30,000	29,768

Intercontinental Exchange, Inc., 0.70%, 6/15/23	7,665	7,684

Morgan Stanley, 5.50%, 7/28/21	5,000	5,082

2.75%, 5/19/22	3,050	3,131

(Floating, U.S. SOFR + 0.70%), 0.73%, 1/20/23 (1)	18,600	18,646

3.13%, 1/23/23	1,800	1,885

(Variable, U.S. SOFR + 0.47%), 0.56%, 11/10/23 (5)	20,100	20,106

Nasdaq, Inc., 0.45%, 12/21/22	8,370	8,375

National Securities Clearing Corp., 0.40%, 12/7/23 (2)	34,000	33,925

State Street Corp.,
(Variable, ICE LIBOR USD 3M + 0.64%), 2.65%, 5/15/23 (5)	825	846
TD Ameritrade Holding Corp., 2.95%, 4/1/22	563	575
		199,402
Food & Beverage – 1.8%

Cargill, Inc., 1.38%, 7/23/23 (2)	500	510

0.40%, 2/2/24 (2)	26,500	26,320

General Mills, Inc.,

(Floating, ICE LIBOR USD 3M + 1.01%), 1.23%, 10/17/23 (1)	670	680

J.M. Smucker (The) Co., 3.50%, 10/15/21	2,000	2,033

3.00%, 3/15/22	4,000	4,099

Keurig Dr. Pepper, Inc., 3.55%, 5/25/21	685	688

0.75%, 3/15/24	17,700	17,697

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 50.5% continued

Food & Beverage – 1.8% continued

PepsiCo, Inc.,

(Floating, ICE LIBOR USD 3M + 0.53%), 0.72%, 10/6/21 (1)	$9,000	$9,024

Tyson Foods, Inc., 2.25%, 8/23/21	3,801	3,824
		64,875
Hardware – 0.8%

Dell International LLC/EMC Corp., 5.45%, 6/15/23 (2)	18,500	20,217

Hewlett Packard Enterprise Co.,

(Floating, ICE LIBOR USD 3M + 0.72%), 0.91%, 10/5/21 (1)	1,495	1,495

2.25%, 4/1/23	2,600	2,678

4.45%, 10/2/23	5,601	6,086
		30,476
Health Care Facilities & Services – 0.5%

Cigna Corp.,

(Floating, ICE LIBOR USD 3M + 0.89%), 1.13%, 7/15/23 (1)	10,300	10,424

CVS Health Corp., 2.13%, 6/1/21	3,259	3,263

3.50%, 7/20/22	1,250	1,294

2.75%, 12/1/22	2,500	2,582

3.70%, 3/9/23	253	269
		17,832
Home Improvement – 0.3%

Whirlpool Corp., 4.85%, 6/15/21	11,108	11,203
Homebuilders – 0.1%

D.R. Horton, Inc., 4.38%, 9/15/22	2,000	2,089

Lennar Corp., 4.88%, 12/15/23	2,850	3,113
		5,202
Industrial Other – 0.1%

3M Co., 2.00%, 6/26/22	715	730

Honeywell International, Inc., 1.85%, 11/1/21	300	302

(Floating, ICE LIBOR USD 3M + 0.23%), 0.41%, 8/19/22 (1)	3,500	3,503
		4,535

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    111    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 50.5% continued

Integrated Oils – 1.0%

BP Capital Markets America, Inc., 2.94%, 4/6/23	$2,200	$2,311

Chevron Corp., (Floating, ICE LIBOR USD 3M + 0.48%), 0.66%, 3/3/22 (1)	3,485	3,497
1.14%, 5/11/23	9,762	9,925

Chevron U.S.A., Inc., (Floating, ICE LIBOR USD 3M + 0.20%), 0.40%, 8/11/23 (1)	21,867	21,890

Exxon Mobil Corp., 1.90%, 8/16/22	400	409
1.57%, 4/15/23	55	56
		38,088

Life Insurance – 6.8%

AIG Global Funding, 0.45%, 12/8/23 (2)	25,230	25,144

Athene Global Funding, 1.20%, 10/13/23 (2)	26,900	27,148
(Floating, ICE LIBOR USD 3M + 0.73%), 0.96%, 1/8/24 (1) (2)	35,000	35,078

MassMutual Global Funding II,
(Floating, ICE LIBOR USD 3M + 0.15%), 0.35%, 1/7/22 (1) (2)	22,286	22,302
0.85%, 6/9/23 (2)	11,000	11,091

MetLife, Inc., 3.05%, 12/15/22	3,500	3,658

Metropolitan Life Global Funding I, 1.95%, 1/13/23 (2)	1,000	1,027
0.90%, 6/8/23 (2)	9,900	9,987
(Floating, U.S. SOFR + 0.32%), 0.33%, 1/7/24 (1) (2)	25,700	25,751

New York Life Global Funding,
(Floating, ICE LIBOR USD 3M + 0.28%), 0.50%, 1/21/22 (1) (2)	10,615	10,638
(Floating, U.S. SOFR + 0.36%), 0.39%, 10/21/23 (1) (2)	35,000	35,055

Northwestern Mutual Global Funding,
(Floating, U.S. SOFR + 0.33%), 0.34%, 3/25/24 (1) (2)	22,100	22,111

Protective Life Global Funding, 0.63%, 10/13/23 (2)	20,800	20,851
		249,841

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 50.5% continued

Machinery Manufacturing – 1.1%

Caterpillar Financial Services Corp.,
(Floating, ICE LIBOR USD 3M + 0.22%), 0.41%, 1/6/22 (1)	$11,340	$11,352
(Floating, ICE LIBOR USD 3M + 0.59%), 0.77%, 6/6/22 (1)	1,650	1,660
0.25%, 3/1/23	12,490	12,497
(Floating, ICE LIBOR USD 3M + 0.51%), 0.70%, 5/15/23 (1)	1,300	1,309

CNH Industrial Capital LLC, 4.88%, 4/1/21	654	654
3.88%, 10/15/21	3,438	3,496
1.95%, 7/2/23	3,750	3,851

John Deere Capital Corp., 3.20%, 1/10/22	6,690	6,844
		41,663

Mass Merchants – 0.0%

Dollar Tree, Inc., 3.70%, 5/15/23	270	287

Medical Equipment & Devices Manufacturing – 0.4%

Abbott Laboratories, 2.55%, 3/15/22	500	511

Becton Dickinson and Co.,
(Floating, ICE LIBOR USD 3M + 1.03%), 1.21%, 6/6/22 (1)	8,000	8,075

Stryker Corp., 0.60%, 12/1/23	4,660	4,663
		13,249

Pharmaceuticals – 1.0%

AbbVie, Inc., 2.30%, 11/21/22	10,000	10,289

Bristol-Myers Squibb Co., 0.54%, 11/13/23	18,500	18,502

Viatris, Inc., 1.13%, 6/22/22 (2)	7,640	7,681
		36,472

Power Generation – 0.1%

Consumers Energy Co., 0.35%, 6/1/23	5,320	5,311

Property & Casualty Insurance – 0.2%

American International Group, Inc., 4.88%, 6/1/22	2,680	2,814

See Notes to the Financial Statements.

FIXED INCOME FUNDS    112    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 50.5% continued

Property & Casualty Insurance – 0.2% continued

Aon Corp., 2.20%, 11/15/22	$5,540	$5,688
		8,502

Real Estate – 0.2%

American Campus Communities Operating Partnership L.P., 3.75%, 4/15/23	2,290	2,420

American Tower Corp., 2.25%, 1/15/22	2,060	2,089
3.00%, 6/15/23	2,200	2,315
		6,824

Refining & Marketing – 1.9%

Marathon Petroleum Corp., 4.50%, 5/1/23	2,268	2,432

Phillips 66, 4.30%, 4/1/22	4,335	4,499
3.70%, 4/6/23	4,000	4,238
(Floating, ICE LIBOR USD 3M + 0.62%), 0.81%, 2/15/24 (1)	26,300	26,341

Valero Energy Corp.,
(Floating, ICE LIBOR USD 3M + 1.15%), 1.33%, 9/15/23 (1)	31,040	31,145
		68,655

Restaurants – 0.0%

Starbucks Corp., 1.30%, 5/7/22	2,040	2,061

Retail - Consumer Discretionary – 0.1%

AutoZone, Inc., 3.70%, 4/15/22	1,200	1,231

eBay, Inc., 2.75%, 1/30/23	3,900	4,061
		5,292

Software & Services – 0.5%

Equifax, Inc.,
(Floating, ICE LIBOR USD 3M + 0.87%), 1.06%, 8/15/21 (1)	1,700	1,704
3.95%, 6/15/23	2,100	2,247

International Business Machines Corp., 1.88%, 8/1/22	2,600	2,658

Oracle Corp., 2.40%, 9/15/23	6,990	7,272

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 50.5% continued

Software & Services – 0.5% continued

Roper Technologies, Inc., 0.45%, 8/15/22	$3,160	$3,159
		17,040

Supermarkets & Pharmacies – 0.8%

7-Eleven, Inc.,

(Floating, ICE LIBOR USD 3M + 0.45%), 0.65%, 8/10/22 (1) (2)	5,000	5,005

0.80%, 2/10/24 (2)	23,000	22,905
		27,910

Transportation & Logistics – 0.9%

PACCAR Financial Corp., 3.15%, 8/9/21	395	399
2.65%, 5/10/22	5,500	5,643
2.00%, 9/26/22	3,260	3,338
2.65%, 4/6/23	4,000	4,189
0.35%, 8/11/23	7,090	7,081

Penske Truck Leasing Co. L.P./PTL Finance Corp.,
3.65%, 7/29/21 (2)	4,800	4,837

Ryder System, Inc., 3.45%, 11/15/21	6,000	6,097
2.88%, 6/1/22	279	286
		31,870

Utilities – 6.0%

American Electric Power Co., Inc.,
(Floating, ICE LIBOR USD 3M + 0.48%), 0.69%, 11/1/23 (1)	15,000	15,022

CenterPoint Energy Resources Corp., 0.70%, 3/2/23	9,910	9,906

Consolidated Edison, Inc., 0.65%, 12/1/23	29,100	29,048

Dominion Energy, Inc.,
(Floating, ICE LIBOR USD 3M + 0.53%), 0.71%, 9/15/23 (1)	16,600	16,621

DTE Energy Co., 0.55%, 11/1/22	22,000	22,011
2.25%, 11/1/22	4,200	4,308

Duke Energy Corp., 3.55%, 9/15/21	1,317	1,326

Duke Energy Progress LLC,
(Floating, ICE LIBOR USD 3M + 0.18%), 0.37%, 2/18/22 (1)	17,500	17,495

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    113    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 50.5% continued

Utilities – 6.0% continued

Entergy Louisiana LLC, 0.62%, 11/17/23	$11,400	$11,415

Florida Power & Light Co.,
(Floating, ICE LIBOR USD 3M + 0.38%), 0.60%, 7/28/23 (1)	7,030	7,030

NextEra Energy Capital Holdings, Inc., 2.40%, 9/1/21	830	837
2.90%, 4/1/22	14,000	14,352
(Floating, ICE LIBOR USD 3M + 0.27%), 0.45%, 2/22/23 (1)	16,700	16,703

Ohio Power Co., 5.38%, 10/1/21	1,000	1,024

ONE Gas, Inc.,
(Floating, ICE LIBOR USD 3M + 0.61%), 0.79%, 3/11/23 (1)	27,865	27,865

PPL Electric Utilities Corp.,
(Floating, ICE LIBOR USD 3M + 0.25%), 0.44%, 9/28/23 (1)	6,150	6,153

Southern (The) Co., 0.60%, 2/26/24	11,580	11,506

Virginia Electric and Power Co., 2.95%, 1/15/22	2,400	2,432

WEC Energy Group, Inc., 0.80%, 3/15/24	6,420	6,418
		221,472

Wireless Telecommunications Services – 1.6%

AT&T, Inc.,
(Floating, U.S. SOFR + 0.64%), 0.65%, 3/25/24 (1)	10,400	10,412
(Floating, ICE LIBOR USD 3M + 1.18%), 1.36%, 6/12/24 (1)	5,000	5,105

Verizon Communications, Inc.,
(Floating, ICE LIBOR USD 3M + 1.00%), 1.19%, 3/16/22 (1)	10,812	10,901
5.15%, 9/15/23	3,300	3,660
(Floating, U.S. SOFR + 0.50%), 0.51%, 3/22/24 (1)	3,700	3,710
(Floating, U.S. SOFR + 0.79%), 0.80%, 3/20/26 (1)	27,000	27,156
		60,944
Total Corporate Bonds
(Cost $1,857,404)		1,862,876

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 33.6%

Auto Parts Manufacturing – 0.0%

Toyota Industries Corp., 3.11%, 3/12/22(2)	$1,900	$1,944

Automobiles Manufacturing – 0.1%

Toyota Motor Corp., 2.16%, 7/2/22	3,400	3,478

Banks – 16.9%

ANZ New Zealand International Ltd., 1.90%, 2/13/23 (2)	11,500	11,805

Australia & New Zealand Banking Group Ltd.,
(Floating, ICE LIBOR USD 3M + 0.46%), 0.65%, 5/17/21 (1) (2)	2,370	2,371
2.30%, 6/1/21	25,500	25,587
(Floating, ICE LIBOR USD 3M + 0.87%), 1.05%, 11/23/21 (1) (2)	765	769
2.55%, 11/23/21	1,219	1,237
2.63%, 5/19/22	10	10
(Floating, ICE LIBOR USD 3M + 0.58%), 0.77%, 11/9/22 (1) (2)	2,193	2,209

Banque Federative du Credit Mutuel S.A., 2.13%, 11/21/22 (2)	17,495	17,979
(Floating, ICE LIBOR USD 3M + 0.96%), 1.18%, 7/20/23 (1) (2)	7,050	7,168

Barclays Bank PLC, 1.70%, 5/12/22	5,770	5,850

Canadian Imperial Bank of Commerce,
(Floating, U.S. SOFR + 0.80%), 0.81%, 3/17/23 (1)	19,500	19,666
(Floating, ICE LIBOR USD 3M + 0.66%), 0.84%, 9/13/23 (1)	8,800	8,900
3.50%, 9/13/23	1,250	1,342

Commonwealth Bank of Australia,
(Floating, ICE LIBOR USD 3M + 0.83%), 1.01%, 9/6/21 (1) (2)	9,604	9,637
(Floating, ICE LIBOR USD 3M + 0.70%), 0.88%, 3/10/22 (1) (2)	10,145	10,203
Cooperatieve Rabobank U.A., 3.13%, 4/26/21	1,120	1,122
3.88%, 2/8/22	1,000	1,030
(Floating, ICE LIBOR USD 3M + 0.48%), 0.70%, 1/10/23 (1)	10,000	10,055
(Floating, U.S. SOFR + 0.30%), 0.33%, 1/12/24 (1)	16,700	16,710

See Notes to the Financial Statements.

FIXED INCOME FUNDS    114    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 33.6% continued

Banks – 16.9% continued

Credit Suisse A.G., 3.00%, 10/29/21	$6,215	$6,308
2.10%, 11/12/21	4,300	4,345
(Floating, U.S. SOFR + 0.45%), 0.47%, 2/4/22 (1)	20,650	20,661
0.50%, 2/2/24	11,850	11,715

Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	3,550	3,553

DBS Group Holdings Ltd., 2.85%, 4/16/22 (2)	7,600	7,787

Deutsche Bank A.G., 4.25%, 10/14/21	19,600	19,972
5.00%, 2/14/22	700	725

DNB Bank ASA,
(Floating, ICE LIBOR USD 3M + 1.07%), 1.26%, 6/2/21 (1) (2)	10,000	10,016
2.38%, 6/2/21 (2)	8,000	8,027
(Floating, ICE LIBOR USD 3M + 0.62%), 0.81%, 12/2/22 (1) (2)	6,600	6,651
2.15%, 12/2/22 (2)	8,035	8,285

ING Groep N.V.,
(Floating, ICE LIBOR USD 3M + 1.15%), 1.34%, 3/29/22 (1)	7,040	7,108
4/1/27 (1) (6)	27,000	27,050

Lloyds Banking Group PLC, 3.00%, 1/11/22	400	408
(Variable, ICE LIBOR USD 3M + 1.25%), 2.86%, 3/17/23 (5)	18,900	19,297
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.33%, 6/15/23 (5)	4,100	4,138
4.05%, 8/16/23	7,000	7,556

Macquarie Bank Ltd., 2.10%, 10/17/22 (2)	6,000	6,154
0.44%, 12/16/22 (2)	28,500	28,453

National Australia Bank Ltd., 3.38%, 9/20/21	2,600	2,636
3.70%, 11/4/21	3,560	3,628
(Floating, ICE LIBOR USD 3M + 0.89%), 1.11%, 1/10/22 (1) (2)	12,914	12,991
2.80%, 1/10/22	3,531	3,601

National Bank of Canada, 2.10%, 2/1/23	500	514

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 33.6% continued

Banks – 16.9% continued

Nationwide Building Society, 0.55%, 1/22/24 (2)	$14,000	$13,925

Nordea Bank Abp, 1.00%, 6/9/23 (2)	13,685	13,834
(Floating, ICE LIBOR USD 3M + 0.94%), 1.13%, 8/30/23 (1) (2)	1,400	1,416

Santander UK Group Holdings PLC, 2.88%, 8/5/21	31,409	31,665

Santander UK PLC,
(Floating, ICE LIBOR USD 3M + 0.62%), 0.81%, 6/1/21 (1)	1,000	1,001
3.40%, 6/1/21	1,000	1,005
(Floating, ICE LIBOR USD 3M + 0.66%), 0.85%, 11/15/21 (1)	3,000	3,013

Skandinaviska Enskilda Banken AB, 3.25%, 5/17/21 (2)	10,000	10,037
1.88%, 9/13/21	364	367
3.05%, 3/25/22 (2)	6,750	6,928
2.20%, 12/12/22 (2)	5,400	5,566
(Floating, ICE LIBOR USD 3M + 0.32%), 0.51%, 9/1/23 (1) (2)	18,600	18,639

Svenska Handelsbanken AB,
(Floating, ICE LIBOR USD 3M + 0.47%), 0.65%, 5/24/21 (1)	1,000	1,001
3.35%, 5/24/21	1,455	1,461
1.88%, 9/7/21	12,012	12,093
0.63%, 6/30/23 (2)	10,600	10,637

Swedbank AB, 2.80%, 3/14/22 (2)	4,600	4,708
1.30%, 6/2/23 (2)	5,480	5,566
0.60%, 9/25/23 (2)	24,500	24,469

Toronto-Dominion Bank (The),
(Floating, U.S. SOFR + 0.24%), 0.25%, 1/6/23 (1)	20,000	20,006
0.45%, 9/11/23	6,000	5,994
(Floating, U.S. SOFR + 0.36%), 0.37%, 3/4/24 (1)	20,000	20,008

Westpac Banking Corp.,
(Floating, ICE LIBOR USD 3M + 0.85%), 1.07%, 1/11/22 (1)	4,000	4,026

2.80%, 1/11/22	935	954
(Floating, ICE LIBOR USD 3M + 0.39%), 0.61%, 1/13/23 (1)	14,375	14,440

2.00%, 1/13/23	5,040	5,188
		623,176

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    115    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 33.6% continued

Central Bank – 0.1%

Bank of England Euro Note, 0.50%, 4/28/23(2)	$4,700	$4,725

Commercial Finance – 0.0%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/23/23	1,665	1,726

Diversified Banks – 8.6%

Bank of Montreal, 3.10%, 4/13/21	964	965
(Floating, ICE LIBOR USD 3M + 0.79%), 0.98%, 8/27/21 (1)	14,581	14,629
1.90%, 8/27/21	1,634	1,645
(Floating, ICE LIBOR USD 3M + 0.57%), 0.77%, 3/26/22 (1)	1,627	1,636
2.90%, 3/26/22	1,020	1,046
(Floating, U.S. SOFR + 0.68%), 0.69%, 3/10/23 (1)	11,500	11,599

Bank of Nova Scotia (The),
(Floating, ICE LIBOR USD 3M + 0.64%), 0.82%, 3/7/22 (1)	1,923	1,933
1.95%, 2/1/23	4,000	4,112
1.63%, 5/1/23	27,040	27,721
(Floating, U.S. SOFR + 0.55%), 0.56%, 3/2/26 (1)	40,000	39,909

Barclays PLC, 3.68%, 1/10/23	500	511

BNP Paribas S.A., 2.95%, 5/23/22 (2)	6,100	6,272
3.50%, 3/1/23 (2)	10,000	10,543
3.80%, 1/10/24 (2)	1,100	1,185

Credit Agricole S.A., 3.75%, 4/24/23 (2)	19,710	20,950

HSBC Holdings PLC,
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 3/13/23 (5)	7,900	8,094
(Floating, ICE LIBOR USD 3M + 1.38%), 1.56%, 9/12/26 (1)	9,000	9,279

Macquarie Group Ltd.,
(Variable, ICE LIBOR USD 3M + 1.02%), 3.19%, 11/28/23 (2) (5)	2,646	2,754

Mitsubishi UFJ Financial Group, Inc., 3.54%, 7/26/21	6,800	6,867
3.22%, 3/7/22	6,200	6,365
2.62%, 7/18/22	27,730	28,496

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 33.6% continued

Diversified Banks – 8.6% continued
3.46%, 3/2/23	$8,514	$8,976

Mizuho Financial Group, Inc.,
(Floating, ICE LIBOR USD 3M + 1.14%), 1.32%, 9/13/21 (1)	5,000	5,024
2.27%, 9/13/21	1,800	1,816
(Floating, ICE LIBOR USD 3M + 0.84%), 1.06%, 7/16/23 (1)	2,100	2,114
(Floating, ICE LIBOR USD 3M + 0.85%), 1.03%, 9/13/23 (1)	3,800	3,831
(Floating, ICE LIBOR USD 3M + 0.61%), 0.79%, 9/8/24 (1)	20,100	20,162

Royal Bank of Canada,
(Floating, ICE LIBOR USD 3M + 0.47%), 0.68%, 4/29/22 (1)	9,800	9,839
(Floating, ICE LIBOR USD 3M + 0.36%), 0.58%, 1/17/23 (1)	2,500	2,509
(Floating, U.S. SOFR + 0.45%), 0.47%, 10/26/23 (1)	25,000	25,072
0.43%, 1/19/24	11,300	11,222

Sumitomo Mitsui Financial Group, Inc.,
(Floating, ICE LIBOR USD 3M + 1.11%), 1.34%, 7/14/21 (1)	800	802
2.06%, 7/14/21	13,768	13,837
(Floating, ICE LIBOR USD 3M + 1.14%), 1.36%, 10/19/21 (1)	1,330	1,338
2.78%, 10/18/22	2,261	2,339
0.51%, 1/12/24	2,500	2,488
		317,880

Electrical Equipment Manufacturing – 0.8%

Siemens Financieringsmaatschappij N.V.,
(Floating, U.S. SOFR + 0.43%), 0.44%, 3/11/24(1) (2)	30,750	30,842

Exploration & Production – 0.5%

Canadian Natural Resources Ltd., 3.45%, 11/15/21	18,500	18,698

Financial Services – 2.5%

LSEGA Financing PLC, 4/6/24 (2) (6)	21,900	21,834

Sumitomo Mitsui Trust Bank Ltd., 0.80%, 9/12/23 (2)	20,200	20,251

UBS A.G.,
(Floating, U.S. SOFR + 0.36%), 0.38%, 2/9/24 (1) (2)	19,000	18,978
0.45%, 2/9/24 (2)	11,450	11,355

See Notes to the Financial Statements.

FIXED INCOME FUNDS    116    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 33.6% continued

Financial Services – 2.5% continued

UBS Group A.G., 3.49%, 5/23/23 (2)	$17,776	$18,343

		90,761

Food & Beverage – 0.1%

Mondelez International Holdings Netherlands B.V., 2.13%, 9/19/22(2)	2,590	2,654

Government Development Banks – 0.8%

BNG Bank N.V., 0.75%, 4/17/23 (2)	9,200	9,289

Japan Bank for International Cooperation, 1.63%, 10/17/22	4,400	4,488

1.75%, 1/23/23	6,400	6,561

Nederlandse Waterschapsbank N.V., 1.50%, 8/27/21 (2)	3,000	3,015

Svensk Exportkredit AB, 0.75%, 4/6/23	6,300	6,356

		29,709

Government Regional – 0.1%

Kommuninvest I Sverige AB, 0.50%, 2/2/22(2)	2,800	2,807

Industrial Other – 0.2%

Element Fleet Management Corp., 1.60%, 4/6/24(2)	5,800	5,833

Integrated Oils – 0.5%

BP Capital Markets PLC,

(Floating, ICE LIBOR USD 3M + 0.87%), 1.06%, 9/16/21 (1)	5,433	5,452

Saudi Arabian Oil Co., 1.25%, 11/24/23 (2)	3,220	3,242

Shell International Finance B.V., 0.38%, 9/15/23	6,050	6,051

Total Capital International S.A., 2.22%, 7/12/21	5,400	5,420

		20,165

Medical Equipment & Devices Manufacturing – 0.1%

DH Europe Finance II S.a.r.l., 2.05%, 11/15/22	2,400	2,461

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 33.6% continued

Pharmaceuticals – 0.6%

GlaxoSmithKline Capital PLC,

(Floating, ICE LIBOR USD 3M + 0.35%), 0.54%, 5/14/21 (1)	$2,000	$2,001

0.53%, 10/1/23	8,600	8,610

Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	10,021	10,529

		21,140

Pipeline – 0.1%

Enbridge, Inc.,

(Floating, U.S. SOFR + 0.40%), 0.41%, 2/17/23(1)	2,730	2,734

Sovereigns – 0.2%

Denmark Government International Bond, 0.13%, 10/27/22(2)	8,000	7,988

Supranationals – 0.2%

Nordic Investment Bank, 0.38%, 5/19/23	7,500	7,513

Wireless Telecommunications Services – 0.6%

America Movil S.A.B. de C.V., 3.13%, 7/16/22	1,300	1,343

Orange S.A., 4.13%, 9/14/21	13,455	13,660

Rogers Communications, Inc.,

(Floating, ICE LIBOR USD 3M + 0.60%), 0.79%, 3/22/22 (1)	1,500	1,506

4.10%, 10/1/23	4,900	5,274

		21,783

Wireline Telecommunications Services – 0.6%

Bell Canada, 0.75%, 3/17/24	15,800	15,778

NTT Finance Corp., 0.58%, 3/1/24 (2)	5,800	5,778

		21,556

Total Foreign Issuer Bonds

(Cost $1,235,139)		1,239,573

U.S. GOVERNMENT AGENCIES – 2.6% (7)

Fannie Mae – 0.8%

2.25%, 4/12/22	3,705	3,787

2.38%, 1/19/23	5,000	5,199

0.25%, 5/22/23	10,000	10,012

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    117    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 2.6% (7) continued

Fannie Mae – 0.8% continued

Pool #FM3019, 3.50%, 2/1/35	$5,127	$5,463

Pool #MA3932, 3.50%, 2/1/35	4,620	4,923

		29,384

Federal Farm Credit Bank – 0.5%

0.25%, 5/6/22	10,000	10,012
0.25%, 2/26/24	9,150	9,121

		19,133

Freddie Mac – 1.3%

Federal Home Loan Mortgage Corp., 0.13%, 7/25/22	10,530	10,529

0.38%, 4/20/23	20,000	20,075

0.38%, 5/5/23	10,240	10,283

Pool #ZS8641, 2.50%, 2/1/32	5,986	6,230

		47,117

Total U.S. Government Agencies

(Cost $95,279)		95,634

U.S. GOVERNMENT OBLIGATIONS – 4.3%

U.S. Treasury Floating Rate Notes – 1.0%

(Floating, U.S. Treasury 3M Bill MMY + 0.11%), 0.13%, 4/30/22(1)	10,000	10,011

(Floating, U.S. Treasury 3M Bill MMY + 0.06%), 0.08%, 7/31/22(1)	29,000	29,012

		39,023

U.S. Treasury Notes – 3.3%

2.63%, 12/15/21	9,000	9,162

1.38%, 1/31/22	9,585	9,688

2.13%, 5/15/22	10,000	10,226

1.75%, 7/15/22	5,000	5,105

1.88%, 8/31/22	18,000	18,443

1.63%, 11/15/22	7,000	7,168

1.63%, 12/15/22	50,000	51,260

0.13%, 1/31/23	1,870	1,869

1.38%, 2/15/23	7,300	7,466

		120,387

Total U.S. Government Obligations

(Cost $157,313)		159,410

See Notes to the Financial Statements.

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 0.8%

California – 0.1%

California State Earthquake Authority Taxable Revenue Bonds, Series B, 1.33%, 7/1/22	$3,000	$3,040

Florida – 0.2%

Miami-Dade County Taxable Capital Asset Acquisition Special Obligation Revenue Bonds, 0.38%, 4/1/23	7,830	7,831

Michigan – 0.0%

West Bloomfield School District Building and Site G.O. Unlimited Bonds (AGM Insured), 3.00%, 5/1/21	2,000	2,004

New York – 0.5%

New York State Transportation Development Corp. Special Facilities Taxable Revenue Refunding Bonds , Terminal 4 John F. Kennedy International Airport, 1.61%, 12/1/22	1,000	1,009

New York Taxable G.O. Unlimited Refunding Bonds, Series D, Fiscal 2021, 0.43%, 8/1/22	1,680	1,683

New York Taxable G.O. Unlimited Refunding Bonds, Series E, Fiscal 2021, 0.59%, 8/1/23	4,000	4,016

Port Authority of New York & New Jersey Consolidated Taxable Revenue Bonds, Series AAA, 1.09%, 7/1/23	10,000	10,149

		16,857

Total Municipal Bonds

(Cost $29,494)		29,732

FIXED INCOME FUNDS    118    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.5%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(8) (9)	131,487,177	$131,487

Total Investment Companies

(Cost $131,487)		131,487

Total Investments – 101.9%

(Cost $3,746,311)		3,760,656

Liabilities less Other Assets – (1.9%)		(69,909)

NET ASSETS – 100.0%		$3,690,747

(1)	Variable rate security. Rate as of March 31, 2021 is disclosed.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Discount rate at the time of purchase.
(4)	Restricted security.
(5)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2021.
(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.
(7)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2021 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

1Y - 1 Year

3M - 3 Month

A.G. - Aktiengesellschaft (German: Stock Corporation)

AB - Aktiebolag (Sweden: Corporation)

AGM - Assured Guaranty Municipal Corporation

ASA - Aksjeselskap (Norway: Stock Company)

B.V. - Besloten Vennootschap (Dutch: Private Limited Liability Company)

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

ICE - Intercontinental Exchange

L.P. - Limited Partnership

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

MMY - Money Market Yield

N.V. - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Company

S.A. - Société Anonyme (French: Public Limited Company)

S.A.B. de C.V. - Sociedad Anónima Bursátil de Capital Variable (Mexico: Public Company)

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-Backed Securities(1)	$—	$217,311	$—	$217,311

Commercial Paper(1)	—	24,633	—	24,633

Corporate Bonds(1)	—	1,862,876	—	1,862,876

Foreign Issuer Bonds(1)	—	1,239,573	—	1,239,573

U.S. Government Agencies(1)	—	95,634	—	95,634

U.S. Government Obligations(1)	—	159,410	—	159,410

Municipal Bonds(1)	—	29,732	—	29,732

Investment Companies	131,487	—	—	131,487

Total Investments	$131,487	$3,629,169	$—	$3,760,656

(1) Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    119    FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 6.3% (1)

Fannie Mae – 3.6%

Pool #555649, 7.50%, 10/1/32	$24	$27

Pool #BH9277, 3.50%, 2/1/48	249	264

Pool #BM1239, 3.50%, 2/1/32	116	125

Pool #BM5017, 3.00%, 3/1/30	123	130

Pool #FM1472, 3.50%, 3/1/34	160	172

Pool #FM1842, 3.50%, 6/1/34	93	99

Pool #FM1849, 3.50%, 12/1/33	374	403

Pool #FM1852, 3.00%, 7/1/33	140	149

Pool #FM1897, 3.00%, 9/1/32	405	428

Pool #FM3308, 3.00%, 4/1/32	124	131
		1,928

Freddie Mac – 1.2%

Pool #SB0084, 3.00%, 2/1/32	271	288

Pool #SB0215, 3.00%, 2/1/32	134	141

Pool #SB0216, 3.00%, 12/1/32	160	169

Pool #ZS7735, 2.00%, 1/1/32	3	3
		601

Freddie Mac Gold – 1.0%

Pool #C91831, 3.00%, 6/1/35	139	146

Pool #C91868, 3.50%, 4/1/36	157	169

Pool #D99701, 3.00%, 11/1/32	220	232
		547

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 6.3% (1) continued

Government National Mortgage Association – 0.3%

Government National Mortgage Association, Series 2017-95, Class QG, 2.50%, 8/20/46	$163	$172

Government National Mortgage Association I – 0.2%

Pool #676682, 4.50%, 6/15/25	45	47

Pool #782618, 4.50%, 4/15/24	17	17

Pool #783245, 5.00%, 9/15/24	18	19

Pool #783489, 5.00%, 6/15/25	7	8

		91

Total U.S. Government Agencies

(Cost $3,249)		3,339

U.S. GOVERNMENT OBLIGATIONS – 82.1%

U.S. Treasury Inflation Indexed Notes – 0.0%

0.50%, 4/15/24	5	6
0.13%, 7/15/30	5	5

		11

U.S. Treasury Notes – 82.1%

2.00%, 10/31/22	440	453

1.50%, 1/15/23	905	927

1.38%, 2/15/23	1,075	1,100

0.13%, 2/28/23	5,895	5,891

0.25%, 4/15/23	915	916

1.63%, 5/31/23	855	881

0.13%, 9/15/23	790	788

2.88%, 10/31/23	720	768

2.88%, 11/30/23	705	754

2.50%, 1/31/24	670	711

0.13%, 2/15/24	1,543	1,535

2.00%, 4/30/24	630	661

1.75%, 6/30/24	755	787

1.75%, 7/31/24	740	772

1.88%, 8/31/24	720	754

2.13%, 9/30/24	700	739

2.25%, 11/15/24	675	716

2.50%, 1/31/25	640	686

2.75%, 2/28/25	750	811

2.88%, 4/30/25	840	914

See Notes to the Financial Statements.

FIXED INCOME FUNDS    120    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 82.1% continued

U.S. Treasury Notes – 82.1% continued

2.88%, 5/31/25	$825	$899
0.25%, 7/31/25	850	831
0.50%, 2/28/26	9,717	9,522
1.13%, 2/29/28	8,400	8,245
1.13%, 2/15/31	2,911	2,748

		43,809

Total U.S. Government Obligations

(Cost $44,145)		43,820

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.8%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(2) (3)	2,019,905	$2,020

Total Investment Companies

(Cost $2,020)		2,020

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.9%

U.S. Treasury Bill, 0.09%, 7/8/21(4) (5)	$500	$500

Total Short-Term Investments

(Cost $500)		500

Total Investments – 93.1%

(Cost $49,914)		49,679

Other Assets less Liabilities – 6.9%		3,664

NET ASSETS – 100.0%		$53,343

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2021 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

5-Year
U.S. Treasury
Note	18	$2,221	Long	6/21	$(29)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

U.S. Government Agencies(1)	$—	$3,339	$—	$3,339

U.S. Government Obligations(1)	—	43,820	—	43,820

Investment Companies	2,020	—	—	2,020

Short-Term Investments	—	500	—	500

Total Investments	$2,020	$47,659	$—	$49,679

OTHER FINANCIAL INSTRUMENTS

Liabilities

Futures Contracts	$(29)	$—	$—	$(29)
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    121    FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 42 funds as of March 31, 2021, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Core Bond, Fixed Income, High Yield Fixed Income, Short Bond, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income, Ultra-Short Fixed Income and U.S. Government Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946,

Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS

Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

FIXED INCOME FUNDS    122    NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2021

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract positions and investment strategies utilized during the fiscal year ended March 31, 2021, were as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY
Short-Intermediate U.S. Government	Long and Short	Hedging/Liquidity
U.S. Government	Long and Short	Hedging/Liquidity

At March 31, 2021, the aggregate market value of assets pledged to cover margin requirements for open positions for the Short-Intermediate U.S. Government and U.S. Government Funds was approximately $500,000 and $500,000, respectively. Further information on the impact of these positions, if any, on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2021.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The

NORTHERN FUNDS ANNUAL REPORT    123    FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2021, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On January 6, 2014, certain Funds entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of its obligations to the other party under the MSFTA. No collateral has been pledged to or received by the Funds as of March 31, 2021.

F) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

H) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual fund generally are allocated among all funds in the Trust in proportion to each Fund’s relative net assets. Expenses are recognized on an accrual basis.

I) REDEMPTION FEES The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last.

The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectus.

Redemption fees for the fiscal years ended March 31, 2021 and 2020, were approximately $32,000 and $25,000, respectively, for the High Yield Fixed Income Fund. These amounts are included in Payments for Shares Redeemed in Note 8 - Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.01 per share for both fiscal years.

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Core Bond	Daily	Monthly

Fixed Income	Daily	Monthly

High Yield Fixed Income	Daily	Monthly

Short Bond	Daily	Monthly

Short-Intermediate U.S. Government	Daily	Monthly

Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly

Ultra-Short Fixed Income	Daily	Monthly

U.S. Government	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to net operating losses, Section 988 currency gains and losses, and paydowns. These reclassifications have no impact on the net assets or the NAVs per share of the Funds.

FIXED INCOME FUNDS    124    NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2021

At March 31, 2021, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Core Bond	$1,081	$(984)	$(97)

Fixed Income	4,092	(4,092)	—

High Yield Fixed Income	6,014	(6,014)	—

Short Bond	466	(428)	(38)

Short-Intermediate U.S. Government	77	(77)	—

Ultra-Short Fixed Income	381	(381)	—

U.S. Government	33	(33)	—

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period from November 1, 2020 through March 31, 2021, the following Funds incurred net capital losses and/or late year ordinary losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands

Core Bond	$959

Fixed Income	648

U.S. Government	736

During the fiscal year ended March 31, 2021, the Fixed Income, Short Bond and Short-Intermediate U.S. Government Funds utilized approximately $5,602,000, $1,931,000 and $284,000, respectively, in capital loss carryforwards.

Capital losses incurred that will be carried forward indefinitely are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

High Yield Fixed Income	$138,040	$438,090

Short Bond	2,249	8,364

Short-Intermediate U.S. Government	2,536	1,318

At March 31, 2021, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Core Bond	$—	$—	$—	$(2,014)

Fixed Income	—	181	—	2,703

High Yield Fixed Income	—	11,727	—	98,177

Short Bond	—	—	—	4,659

Short-Intermediate U.S. Government	—	5	—	(128)

Tax-Advantaged Ultra-Short Fixed Income	200	2,701	207	19,665

Ultra-Short Fixed Income	—	3,229	3,330	13,972

U.S. Government	—	76	23	(411)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2021, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Core Bond	$—	$7,794	$340

Fixed Income	—	25,535	—

High Yield Fixed Income	—	192,141	—

Short Bond	—	7,226	—

Short-Intermediate U.S. Government	—	99	—

Tax-Advantaged Ultra-Short Fixed Income	23,446	14,043	2,593

Ultra-Short Fixed Income	—	34,578	2,534

U.S. Government	—	1,632	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Core Bond	$—	$5,492	$—

Fixed Income	—	24,458	—

High Yield Fixed Income	—	234,921	—

NORTHERN FUNDS ANNUAL REPORT    125    FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

	DISTRIBUTIONS FROM

Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Short Bond	$—	$9,601	$—

Short-Intermediate U.S. Government	—	863	—

Tax-Advantaged Ultra-Short Fixed Income	42,812	19,399	80

Ultra-Short Fixed Income	—	56,840	—

U.S. Government	—	543	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2021, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense and Other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2021.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2021.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 18, 2019, which expired on November 16, 2020 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on August 19-20, 2020, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 16, 2020 and will expire on November 15, 2021, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2021. There were no outstanding loan amounts at March 31, 2021.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. NTI has also contractually agreed to reimburse acquired fund fees and expenses related to investments in non-money market mutual funds or exchange traded funds managed by NTI for the Short Bond, Short-Intermediate U.S. Government and U.S. Government Funds. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2021, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

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MARCH 31, 2021

	CONTRACTUAL ANNUAL
	MANAGEMENT FEES			CONTRACTUAL

	FIRST	NEXT	OVER	EXPENSE
	$1.5 BILLION	$1 BILLION	$2.5 BILLION	LIMITATIONS

Core Bond	0.38%	0.369%	0.358%	0.40%

Fixed Income	0.43%	0.417%	0.404%	0.45%

High Yield Fixed Income	0.79%	0.766%	0.743%	0.78%

Short Bond	0.38%	0.369%	0.358%	0.40%

Short-Intermediate U.S. Government	0.38%	0.369%	0.358%	0.40%

Tax-Advantaged Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%

Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%

U.S. Government	0.38%	0.369%	0.358%	0.40%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2021. The contractual reimbursement arrangements will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, during the fiscal year ended March 31, 2021, NTI reimbursed certain additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI or its affiliates. At March 31, 2021, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. For the fiscal year ended March 31, 2021, NTI reimbursed each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

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NOTES TO THE FINANCIAL STATEMENTS continued

trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2021, the following Fund engaged in purchases and/or sales of securities from an affiliated entity:

Amount in thousands	PURCHASES	SALES	*

Tax-Advantaged Ultra-Short Fixed Income	$-	$(1,000)

*	During the fiscal year ended March 31, 2021, the realized gains (losses) associated with these transactions were zero.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2021, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Core Bond	$ 503,214	$ 237,898	$ 505,110	$ 202,706

Fixed Income	1,766,432	460,381	1,971,441	337,198

High Yield Fixed Income	–	1,811,018	–	2,296,434

Short Bond	65,217	180,749	102,760	116,719

Short-Intermediate U.S. Government	308,351	–	298,198	2,342

Tax-Advantaged Ultra-Short Fixed Income	129,795	3,493,563	198,970	2,392,753

Ultra-Short Fixed Income	241,668	2,873,454	181,194	1,846,004

U.S. Government	268,901	1,494	251,531	7,338

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2021, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Core Bond	$ 2,942	$ (4,955)	$ (2,013)	$ 257,012

Fixed Income	17,279	(14,576)	2,703	808,859

High Yield Fixed Income	164,163	(65,993)	98,170	3,193,166

Short Bond	5,952	(1,293)	4,659	432,699

Short-Intermediate U.S. Government	139	(267)	(128)	60,576

Tax- Advantaged Ultra-Short Fixed Income	21,010	(1,345)	19,665	4,899,084

Ultra-Short Fixed Income	16,536	(2,564)	13,972	3,746,684

U.S. Government	91	(501)	(410)	50,060

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Core Bond	11,396	$123,991	466	$5,041	(6,200)	$ (66,983)	5,662	$62,049

Fixed Income	22,711	242,001	838	8,999	(27,566)	(292,918)	(4,017)	(41,918)

High Yield Fixed Income	160,320	998,486	3,225	20,621	(238,172)	(1,494,121)	(74,627)	(475,014)

Short Bond	7,368	140,429	124	2,357	(4,554)	(86,867)	2,938	55,919

Short-Intermediate U.S. Government	3,475	35,048	3	26	(2,921)	(29,462)	557	5,612

Tax-Advantaged Ultra-Short Fixed Income	401,410	4,103,483	1,182	12,074	(295,311)	(3,018,461)	107,281	1,097,096

Ultra-Short Fixed Income	285,775	2,952,047	1,980	20,448	(146,785)	(1,515,280)	140,970	1,457,215

U.S. Government	2,977	30,248	141	1,394	(1,496)	(15,098)	1,622	16,544

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FIXED INCOME FUNDS

MARCH 31, 2021

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Core Bond	7,012	$73,237	168	$1,743	(13,873)	$(143,224)	(6,693)	$(68,244)

Fixed Income	17,342	178,912	592	6,074	(20,342)	(207,809)	(2,408)	(22,823)

High Yield Fixed Income	151,872	985,597	3,454	22,449	(165,215)	(1,040,550)	(9,889)	(32,504)

Short Bond	5,891	111,014	140	2,624	(8,789)	(164,879)	(2,758)	(51,241)

Short-Intermediate U.S. Government	1,203	11,816	22	220	(1,746)	(17,026)	(521)	(4,990)

Tax-Advantaged Ultra-Short Fixed Income	236,399	2,404,938	1,457	14,815	(264,438)	(2,684,791)	(26,582)	(265,038)

Ultra-Short Fixed Income	186,429	1,908,793	2,607	26,641	(210,050)	(2,146,411)	(21,014)	(210,977)

U.S. Government	1,012	9,934	34	332	(966)	(9,449)	80	817

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Core Bond	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$3,047	$271,954	$244,738	$–	$–	$4	$30,263	30,263,429

Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	3,804	769,575	737,206	–	–	12	36,173	36,173,150

High Yield Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	24,246	1,455,788	1,433,307	–	–	32	46,727	46,726,689

Short Bond	FlexShares® Disciplined Duration MBS Index Fund	4,791	–	–	33	–	136	4,824	202,000

	Northern Institutional
	Funds -
	U.S. Government
	Portfolio (Shares)	2,157	199,300	188,202	–	–	4	13,255	13,254,916

	Total	$6,948	$199,300	$188,202	$33	$–	$140	$18,079	13,456,916

Short-Intermediate U.S. Government	FlexShares® Disciplined Duration MBS Index Fund	$2,303	$–	$2,342	$(18)	$57	$21	$–	–

	Northern Institutional
	Funds -
	U.S. Government
	Portfolio (Shares)	5,263	96,152	101,366	–	–	4	49	49,087

	Total	$7,566	$96,152	$103,708	$(18)	$57	$25	$49	49,087

Tax-Advantaged Ultra-Short Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$177,309	$3,831,615	$3,681,491	$–	$–	$88	$327,433	327,433,471

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Ultra-Short Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$74,350	$2,832,983	$2,775,846	$–	$–	$70	$131,487	131,487,177

U.S. Government	FlexShares® Disciplined Duration MBS Index Fund	1,452	–	1,476	(12)	36	13	–	–

	Northern Institutional
	Funds -
	U.S. Government
	Portfolio (Shares)	1,704	74,893	74,577	–	–	2	2,020	2,019,905

	Total	$3,156	$74,893	$76,053	$(12)	$36	$15	$2,020	2,019,905

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2021:

		ASSETS		LIABILITIES

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE	STATEMENTS OF LIABILITIES LOCATION	VALUE

Short-Intermediate U.S. Government	Interest rate contracts	Net Assets - Net unrealized appreciation	$6*	Net Assets - Net unrealized depreciation	$ –

U.S. Government	Interest rate contracts	Net Assets - Net unrealized appreciation	–	Net Assets - Net unrealized depreciation	(29)*

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by primary risk exposure, the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2021:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Core Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	$40

Fixed Income	Interest rate contracts	Net realized gains (losses) on futures contracts	80

Short-Intermediate U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	50

U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	48

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Core Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(32)

Fixed Income	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(65)

Short-Intermediate U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(22)

U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(55)

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FIXED INCOME FUNDS

MARCH 31, 2021

Volume of derivative activity for the fiscal year ended March 31, 2021*:

	INTEREST RATE CONTRACTS

	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Short-Intermediate U.S. Government	4	$2,772

U.S. Government	4	2,949

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

13. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s

Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

14. CORONAVIRUS (COVID-19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may

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NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2021

adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

15. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of eight separate portfolios of Northern Funds, comprising the Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the eight portfolios constituting the Northern Funds as of March 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 25, 2021

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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TAX INFORMATION	MARCH 31, 2021 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2020, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Core Bond	$0.000294

Tax-Advantaged Ultra-Short Fixed Income	0.005482

Ultra-Short Fixed Income	0.006981

EXEMPT-INTEREST DIVIDENDS — During the fiscal year ended March 31, 2021, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Tax-Advantaged Ultra-Short Fixed Income - 62.54%.

LONG-TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Code, for the fiscal year ended March 31, 2021:

Amounts in thousands	LONG-TERM CAPITAL GAIN

Tax-Advantaged Ultra-Short Fixed Income	$207

Ultra-Short Fixed Income	3,330

U.S. Government	23

FIXED INCOME FUNDS    134    NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2021 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 18-19, 2020, the Board received and reviewed the annual written report of the Committee, on behalf of NTI (the “Report”), concerning the operation of the Program for the period from October 1, 2019 to September 30, 2020 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of the assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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FIXED INCOME FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income Fund; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2020 through March 31, 2021.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2020 - 3/31/2021 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 124), if any, in the High Yield Fixed Income Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 127), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CORE BOND

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021
Actual	0.40%	$1,000.00	$ 975.30	$1.97
Hypothetical	0.40%	$1,000.00	$1,022.94	$2.02

FIXED INCOME
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021
Actual	0.45%	$1,000.00	$ 988.80	$2.23
Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

HIGH YIELD FIXED INCOME
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021
Actual	0.78%	$1,000.00	$1,094.60	$4.07
Hypothetical	0.78%	$1,000.00	$1,021.04	$3.93

SHORT BOND
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021
Actual	0.40%	$1,000.00	$1,005.90	$2.00
Hypothetical	0.40%	$1,000.00	$1,022.94	$2.02

SHORT-INTERMEDIATE U.S. GOVERNMENT
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021
Actual	0.42%	$1,000.00	$ 991.30	$2.09
Hypothetical	0.42%	$1,000.00	$1,022.84	$2.12

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021
Actual	0.25%	$1,000.00	$1,001.40	$1.25
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2020 through March 31, 2021, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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FIXED INCOME FUNDS

MARCH 31, 2021 (UNAUDITED)

ULTRA-SHORT FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021
Actual	0.25%	$1,000.00	$1,001.40	$1.25
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26

U.S. GOVERNMENT
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021
Actual	0.42%	$1,000.00	$ 976.90	$2.07
Hypothetical	0.42%	$1,000.00	$1,022.84	$2.12

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2020 through March 31, 2021, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 47 portfolios in the Northern Funds Complex—Northern Funds offers 42 portfolios and Northern Institutional Funds consists of 5 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 60 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 55 Trustee since 2019

•  Chief Schooling Officer since May 2020 and Head of School Management and Technology from July 2016 to May 2020, Success Academy Charter Schools;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 71 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 62 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 64 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 64 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

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FIXED INCOME FUNDS

MARCH 31, 2021 (UNAUDITED)

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 63 Trustee since 2000	• Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;	• None
• Director, Pathways Awareness Foundation since 2000;
• Harvard Advanced Leadership Fellow—2016;
• Retired in 2015 as partner in the law firm of Sidley Austin LLP;
• Director, Chicago Area Foundation for Legal Services from 1995 to 2013.
INTERESTED TRUSTEE
NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 55 Trustee since 2019	• Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;	• FlexShares Trust (registered investment company—27 portfolios)
• Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (Including Managing Director at Lattice Strategies, LLC (2014 to 2016), which was acquired by Hartford Funds in 2016);
• Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (Including Barclay Global Investors, acquired by BlackRock in 2009);
• Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4) An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 62 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

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FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Victor Fernandez Age: 44 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since September 2020	Senior Vice President of Northern Trust Investments, Inc. since September 2020; Deputy Chief Compliance Officer of Aegon USA Investment Management, LLC from 2017 to September 2020; Director of Aegon USA Investment Management, LLC from 2015 to 2017; Director of INTECH Investment Management LLC from 2011 to 2015.

Darlene Chappell Age: 58 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006.

Randal E. Rein Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 53 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011.

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FIXED INCOME FUNDS

MARCH 31, 2021 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 60 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016.

Gregory A. Chidsey Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 60 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Deputy General Counsel and Senior Vice President at The Northern Trust Company since June 2020; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since October 2020.

Jose J. Del Real, Esq. Age: 43 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Assistant General Counsel and Senior Vice President of Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 38 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Senior Vice President of The Northern Trust Company since 2021; Vice President of The Northern Trust Company from 2016 to 2021.

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

CORE BOND FUND[1,2,5,6,10]	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND[1,5,6,10]
FIXED INCOME FUND[1,2,3,5,6,10]	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND[1,2,4,5,6,9,10]
HIGH YIELD FIXED INCOME FUND[1,2,3,6,10]	ULTRA-SHORT FIXED INCOME FUND[1,2,5,6,7,10]
SHORT BOND FUND[1,2,3,5,6,8,10]	U.S. GOVERNMENT FUND[1,5,6,10]

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably, including in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. Fixed income securities may experience increased volatility, illiquidity or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, or lack of liquidity in markets, which may be caused by numerous factors, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment.

2 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

3 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

4 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

5 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

6 Interest Rate/Maturity Risk: Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low or declining interest rate environment poses risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

7 Financial Services Industry Risk: The Fund will invest under normal market conditions at least 25% of its total assets in the financial services industry. As a result, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

8 Asset-Backed Securities Risk: Asset-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risk. These securities, in most cases, are not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Those asset-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities.

9 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

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FIXED INCOME FUNDS

10Credit (or Default) Risk: The inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

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FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s web site at sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

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PROTECTING YOUR PRIVACY

Protecting your privacy is important at Northern Funds, which is why we wanted you to know:

◾	We do not sell non-public personal information about our investors or former investors to any outside company.

◾

We have policies that limit access to your information to only those people who need it to perform their jobs and provide services to you, and we have physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

◾

We collect information about you from applications, forms, conversations and your use of our Web site; third parties with your permission; and your transactions with us, our affiliates and our joint marketing partners.

◾

We do not disclose the information we collect about our investors or former investors to anyone, except to companies that perform services for us, affiliates with whom we have joint marketing agreements such as Northern Trust, (1) for our everyday purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations or report to credit bureaus or (2) as permitted by law.

◾

The information includes account balances and account history. You may limit our use or sharing of information about you with our affiliates and joint marketing partners for marketing purposes by calling 800-595-9111 weekdays from 7:00 a.m. to 5:00 p.m. Central time or by writing to us at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986.

If our information sharing practices change, we will send you a revised notice. You can also visit our Web site, northerntrust.com/funds,for an online version of our current privacy notice.

SHAREHOLDER COMMUNICATIONS

In order to help reduce expenses and reduce the amount of mail that you receive, we generally send a single copy of all materials, including prospectuses, financial reports, proxy statements and information statements to all investors who share the same mailing address, even if more than one person in a household holds shares of a fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center either by telephone at 800-595-9111; by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986; or by sending an e-mail to northern-funds@ntrs.com.

Not part of the Annual Report

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NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

©2021 Northern Funds

FIX ANR (5/21)

# NORTHERN FIXED INCOME INDEX FUNDS

## ANNUAL REPORT

MARCH 31, 2021

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

FIXED INCOME INDEX FUNDS

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED
May lose value / No bank guarantee

2	PORTFOLIO MANAGEMENT COMMENTARY

4	STATEMENTS OF ASSETS AND LIABILITIES

5	STATEMENTS OF OPERATIONS

6	STATEMENTS OF CHANGES IN NET ASSETS

7	FINANCIAL HIGHLIGHTS

9	SCHEDULES OF INVESTMENTS

9	BOND INDEX FUND
Ticker Symbol: NOBOX

87	U.S. TREASURY INDEX FUND
Ticker Symbol: BTIAX

91	NOTES TO THE FINANCIAL STATEMENTS

98	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

99	TAX INFORMATION

100	LIQUIDITY RISK MANAGEMENT PROGRAM

101	FUND EXPENSES

102	TRUSTEES AND OFFICERS

106	INVESTMENT CONSIDERATIONS

108	FOR MORE INFORMATION

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME INDEX FUNDS

  FIXED INCOME INDEX FUNDS

BOND INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2021 was notable for the recovery in financial market performance that followed the coronavirus-induced sell-off of early 2020. A mix of fiscal and monetary stimulus and near-zero interest rates boosted consumer and business sentiment, as did the subsequent approval of multiple COVID-19 vaccines in November 2020. These developments helped to fuel a broad-based rebound in the credit-sensitive segments of the investment-grade market, including corporate bonds and securitized assets. Corporate bonds performed particularly well, reflecting expectations for rising earnings, investors seeking higher yields and the U.S. Federal Reserve’s (the “Fed”) pledge to make direct purchases of corporate debt if necessary.

The Fund’s 0.36% return for the reporting period slightly lagged the 0.71% gain for the Bloomberg Barclays U.S. Aggregate Bond Index. Trading costs were a slight detractor to Fund performance at the start of the fiscal year, when liquidity challenges forced bid/ask spreads wider. Duration, yield curve and asset allocation were all net neutral throughout the period. As designed, the Fund remained positioned to replicate the risk and return characteristics of its benchmark index.

Over the reporting period, intermediate- and longer-term U.S. Treasuries experienced unfavorable returns. A combination of improving growth, supply chain bottlenecks and rising commodity prices fueled inflation concerns and raised fears that the Fed would have to raise interest rates sooner than expected. While the Fed sought to calm the markets by restating its intention to keep rates low for several years even if inflation begins to accelerate, investors began pricing in the possibility of a rate increase in 2022. Much of the poor performance of U.S. Treasuries occurred during the last three months of the reporting period, leading to one of the worst calendar quarters for U.S. government bonds in the past 30 years.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 02/27/07

BOND INDEX FUND	0.36%	2.94%	3.30%	3.90%

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	0.71	3.10	3.44	4.09

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.19% and 0.15%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 106.

FIXED INCOME INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

U.S. TREASURY INDEX FUND *	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The fiscal year ended March 31, 2021 was characterized by an upward movement in risk markets, while interest rates were the last indicator to succumb to the improving economic landscape. Large-scale monetary accommodation, along with several fiscal packages, provided much needed support to the markets and economy. The period began at the height of the market turmoil and ended with investors focusing on what the economy will look like going forward. There were twists and turns along the way, with a second and third wave of the COVID-19 virus and U.S. election uncertainties. However, forward looking investors focused more on second and third doses of fiscal policy and a faster than expected vaccine rollout. After years of undershooting their stated inflation mandate, the U.S. Federal Reserve had already pivoted to a policy of maintaining low interest rates to allow the economy to “run hot” in order to boost inflation expectations. Investors ended the period wondering if this short-term boost to growth will finally shift us back to a higher level, or whether longer-term structural headwinds will persist.

The Bloomberg Barclays U.S. Treasury Index returned -4.43% during the 12-month period ended March 31, 2021. As designed, the Fund performed in line with the Index, with a total return of -4.89% net of fees and expenses. Security pricing was the largest source of variance for the Fund relative to the Index.

Long-maturity U.S. Treasury yields surged over the reporting period, and the curve steepened as front-end yields fell and yields between 10 and 30 years rose to pre-pandemic levels. In the fiscal year ended March 31, 2021, two-year Treasury yields fell 0.06% to 0.16%, while five-year yields rose 0.56% to 0.94%. Farther out the curve, 10-year yields rose 1.07% to 1.74% and 30-year yields rose 1.09% to 2.41% during the same period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 01/11/93

U.S. TREASURY INDEX FUND	-4.89%	2.02%	2.71%	4.75%

BLOOMBERG BARCLAYS U.S. TREASURY INDEX	-4.43	2.23	2.90	4.95

*

The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.28% and 0.16%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 106.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2021

Amounts in thousands, except per share data	BOND INDEX FUND	U.S. TREASURY INDEX FUND
ASSETS:

Investments, at value	$3,225,749	$100,383

Investments in affiliates, at value	80,397	839

Interest income receivable	16,122	389

Receivable for securities sold	48,051	2,461

Receivable for fund shares sold	2,570	—

Receivable from investment adviser	50	5

Prepaid and other assets	5	3

Total Assets	3,372,944	104,080
LIABILITIES:

Payable for securities purchased	54,823	3,006

Payable for when-issued securities	63,343	—

Payable for fund shares redeemed	969	645

Distributions payable to shareholders	1,322	28

Payable to affiliates:

Management fees	81	3

Custody fees	26	1

Shareholder servicing fees	15	—

Transfer agent fees	104	3

Accrued Trustee fees	9	4

Accrued other liabilities	34	16

Total Liabilities	120,726	3,706

Net Assets	$3,252,218	$100,374

ANALYSIS OF NET ASSETS:

Capital stock	$3,162,795	$98,927

Distributable earnings	89,423	1,447

Net Assets	$3,252,218	$100,374

Shares Outstanding ($.0001 par value, unlimited authorization)	302,644	4,499

Net Asset Value, Redemption and Offering Price Per Share	$10.75	$22.31

Investments, at cost	$3,143,037	$99,396

Investments in affiliates, at cost	80,397	839

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2021

Amounts in thousands	BOND INDEX FUND	U.S. TREASURY INDEX FUND

INVESTMENT INCOME:

Interest Income	$67,967	$1,821

Dividend income from investments in affiliates	45	—

Total Investment Income	68,012	1,821
EXPENSES:

Management fees	4,291	151

Custody fees	290	12

Transfer agent fees	1,271	45

Blue sky fees	31	22

Printing fees	31	14

Audit fees	39	20

Legal fees	36	19

Shareholder servicing fees	127	—

Trustee fees	26	6

Other	35	14

Total Expenses	6,177	303

Less expenses reimbursed by investment adviser	(1,178)	(117)

Net Expenses	4,999	186

Net Investment Income	63,013	1,635
NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains on:

Investments	40,948	1,235

Net changes in unrealized depreciation on:

Investments	(101,453)	(8,411)

Net Losses	(60,505)	(7,176)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,508	$(5,541)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME INDEX FUNDS

  FIXED INCOME INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	BOND INDEX FUND		U.S. TREASURY INDEX FUND
Amounts in thousands	2021	2020	2021	2020
OPERATIONS:

Net investment income	$63,013	$79,101	$1,635	$1,866

Net realized gains	40,948	35,532	1,235	539

Net change in unrealized appreciation (depreciation)	(101,453)	145,919	(8,411)	8,676

Net Increase (Decrease) in Net Assets Resulting from Operations	2,508	260,552	(5,541)	11,081
CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from capital share transactions	417,337	(253,114)	4,505	9,021

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	417,337	(253,114)	4,505	9,021
DISTRIBUTIONS PAID:

Distributable earnings	(103,699)	(91,564)	(1,635)	(1,866)

Total Distributions Paid	(103,699)	(91,564)	(1,635)	(1,866)
Total Increase (Decrease) in Net Assets	316,146	(84,126)	(2,671)	18,236

NET ASSETS:

Beginning of year	2,936,072	3,020,198	103,045	84,809

End of year	$3,252,218	$2,936,072	$100,374	$103,045

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEAR ENDED MARCH 31,

BOND INDEX FUND

Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$11.05	$10.45	$10.31	$10.47	$10.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.22	0.28	0.28	0.26	0.25

Net realized and unrealized gains (losses)	(0.17)	0.65	0.15	(0.14)	(0.24)

Total from Investment Operations	0.05	0.93	0.43	0.12	0.01

LESS DISTRIBUTIONS PAID:

From net investment income	(0.25)	(0.30)	(0.29)	(0.28)	(0.27)

From net realized gains	(0.10)	(0.03)	—	—	(0.01)
Total Distributions Paid	(0.35)	(0.33)	(0.29)	(0.28)	(0.28)

Net Asset Value, End of Year	$10.75	$11.05	$10.45	$10.31	$10.47

Total Return(1)	0.36%	9.01%	4.33%	1.13%	0.14%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$3,252,218	$2,936,072	$3,020,198	$2,769,946	$2,496,618

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%

Expenses, before reimbursements and credits	0.19%	0.18%	0.17%	0.17%	0.17%

Net investment income, net of reimbursements and credits(2)	1.91%	2.63%	2.78%	2.50%	2.35%

Net investment income, before reimbursements and credits	1.87%	2.60%	2.76%	2.48%	2.33%

Portfolio Turnover Rate	75.38%	53.74%	70.72%	44.51%	65.28%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $92,000, $83,000, $109,000, $97,000 and $126,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME INDEX FUNDS

  FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. TREASURY INDEX FUND

Selected per share data	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$23.79	$21.43	$21.03	$21.35	$22.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.33	0.45	0.43	0.38	0.34

Net realized and unrealized gains (losses)	(1.48)	2.36	0.40	(0.32)	(0.70)

Total from Investment Operations	(1.15)	2.81	0.83	0.06	(0.36)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.33)	(0.45)	(0.43)	(0.38)	(0.34)

From net realized gains	—	—	—	—	(0.08)
Total Distributions Paid	(0.33)	(0.45)	(0.43)	(0.38)	(0.42)

Net Asset Value, End of Year	$22.31	$23.79	$21.43	$21.03	$21.35

Total Return(1)	(4.89)%	13.29%	4.03%	0.24%	(1.63)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$100,374	$103,045	$84,809	$81,477	$108,599

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.16%	0.16%	0.18%	0.17%	0.16%

Expenses, before reimbursements and credits	0.26%	0.28%	0.32%	0.28%	0.25%

Net investment income, net of reimbursements and credits(2)	1.40%	2.04%	2.08%	1.74%	1.53%

Net investment income, before reimbursements and credits	1.30%	1.92%	1.94%	1.63%	1.44%

Portfolio Turnover Rate	59.23%	50.28%	37.64%	34.21%	38.93%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000, $1,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

BOND INDEX FUND	MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 1.6%

Auto Floor Plan – 0.0%

Ford Credit Floorplan Master Owner Trust, Series 2018-2, Class A 3.17%, 3/15/25	$50	$53

Ford Credit Floorplan Master Owner Trust, Series 2018-4, Class A 4.06%, 11/15/30	100	113

Ford Credit Floorplan Master Owner Trust, Series 2019-2, Class A 3.06%, 4/15/26	150	160

Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A1 2.23%, 9/15/24	200	205

Ford Credit Floorplan Master Owner Trust, Series 2019-4, Class A 2.44%, 9/15/26	400	423

Ford Credit Floorplan Master Owner Trust, Series 2020-2, Class A 1.06%, 9/15/27	200	199

		1,153

Automobile – 0.2%

Ally Auto Receivables Trust, Series 2019-4, Class A4 1.92%, 1/15/25	100	103

AmeriCredit Automobile Receivables Trust, Series 2018-3, Class C 3.74%, 10/18/24	100	105

AmeriCredit Automobile Receivables Trust, Series 2020-3, Class A3 0.53%, 6/18/25	100	100

AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C 1.06%, 8/18/26	100	100

AmeriCredit Automobile Receivables Trust, Series 2021-1, Class A3 0.37%, 8/18/25	100	100

AmeriCredit Automobile Receivables Trust, Series 2021-1, Class B 0.68%, 10/19/26	100	100

AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D 1.21%, 12/18/26	100	99

BMW Vehicle Owner Trust, Series 2020-A, Class A3 0.48%, 10/25/24	100	100

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 1.6% continued

Automobile – 0.2% continued

Capital One Prime Auto Receivables Trust, Series 2020-1, Class A3 1.60%, 11/15/24	$100	$102

Capital One Prime Auto Receivables Trust, Series 2020-1, Class A4 1.63%, 8/15/25	100	102

Carmax Auto Owner Trust, Series 2018-4, Class A4 3.48%, 2/15/24	500	524

CarMax Auto Owner Trust, Series 2019-2, Class A4 2.77%, 12/16/24	200	209

CarMax Auto Owner Trust, Series 2019-3, Class A3 2.18%, 8/15/24	100	102

CarMax Auto Owner Trust, Series 2019-3, Class A4 2.30%, 4/15/25	100	104

CarMax Auto Owner Trust, Series 2020-1, Class A3 1.89%, 12/16/24	150	153

CarMax Auto Owner Trust, Series 2020-2, Class A3 1.70%, 11/15/24	285	290

CarMax Auto Owner Trust, Series 2020-4, Class A3 0.50%, 8/15/25	100	100

Ford Credit Auto Owner Trust, Series 2019-B, Class A4 2.24%, 10/15/24	100	103

Ford Credit Auto Owner Trust, Series 2020-C, Class A3 0.41%, 7/15/25	200	200

Ford Credit Auto Owner Trust, Series 2020-C, Class A4 0.51%, 8/15/26	100	100

Ford Credit Auto Owner Trust, Series 2020-C, Class B 0.79%, 8/15/26	100	99

Ford Credit Auto Owner Trust, Series 2021-A, Class A3 0.30%, 8/15/25	100	100

GM Financial Automobile Leasing Trust, Series 2020-1, Class A4 1.70%, 12/20/23	100	102

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 1.6% continued

Automobile – 0.2% continued

GM Financial Automobile Leasing Trust, Series 2020-3, Class A3 0.45%, 8/21/23	$100	$100

GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class A4 2.71%, 8/16/24	100	104

GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class A3 0.45%, 4/16/25	200	200

GM Financial Consumer Automobile Receivables Trust, Series 2020-4, Class A3 0.38%, 8/18/25	100	100

GM Financial Leasing Trust, Series 2021-1, Class A4 0.33%, 2/20/25	100	100

Honda Auto Receivables Owner Trust, Series 2018-4, Class A4 3.30%, 7/15/25	100	103

Honda Auto Receivables Owner Trust, Series 2019-3, Class A4 1.85%, 8/15/25	100	103

Honda Auto Receivables Owner Trust, Series 2020-3, Class A3 0.37%, 10/18/24	150	150

Honda Auto Receivables Owner Trust, Series 2021-1, Class A3 0.27%, 4/21/25	100	100

Honda Auto Receivables Owner Trust, Series 2021-1, Class A4 0.42%, 1/21/28	100	99

Mercedes-Benz Auto Lease Trust, Series 2020-B, Class A3 0.40%, 11/15/23	150	150

Nissan Auto Lease Trust, Series 2020-B, Class A3 0.43%, 10/16/23	150	150

Nissan Auto Receivables Owner Trust, Series 2019-C, Class A4 1.95%, 5/15/26	100	103

Nissan Auto Receivables Owner Trust, Series 2020-B, Class A3 0.55%, 7/15/24	250	251

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 1.6% continued

Automobile – 0.2% continued

Santander Drive Auto Receivables Trust, Series 2019-1, Class D 3.65%, 4/15/25	$50	$52

Santander Drive Auto Receivables Trust, Series 2020-3, Class B 0.69%, 3/17/25	100	100

Santander Drive Auto Receivables Trust, Series 2020-3, Class C 1.12%, 1/15/26	100	101

Santander Drive Auto Receivables Trust, Series 2020-3, Class D 1.64%, 11/16/26	75	76

Santander Drive Auto Receivables Trust, Series 2020-4, Class B 0.73%, 3/17/25	100	100

Santander Drive Auto Receivables Trust, Series 2020-4, Class C 1.01%, 1/15/26	100	100

Santander Drive Auto Receivables Trust, Series 2021-1, Class B 0.50%, 4/15/25	50	50

Santander Drive Auto Receivables Trust, Series 2021-1, Class C 0.75%, 2/17/26	50	50

Toyota Auto Receivables Owner Trust, Series 2019-D, Class A4 1.99%, 2/18/25	100	103

Toyota Auto Receivables Owner Trust, Series 2020-A, Class A3 1.66%, 5/15/24	100	102

Toyota Auto Receivables Owner Trust, Series 2020-C, Class A3 0.44%, 10/15/24	200	200

Toyota Auto Receivables Owner Trust, Series 2020-D, Class A3 0.35%, 1/15/25	100	100

USAA Auto Owner Trust, Series 2019-1, Class A4 2.14%, 11/15/24	50	51

World Omni Auto Receivables Trust, Series 2019-C, Class A4 2.03%, 12/15/25	100	103

World Omni Auto Receivables Trust, Series 2020-A, Class A3 1.70%, 1/17/23	100	102

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 1.6% continued

Automobile – 0.2% continued

World Omni Auto Receivables Trust, Series 2020-C, Class A3 0.48%, 11/17/25	$200	$200

		6,600

Commercial Mortgage-Backed Securities – 1.3%

Banc of America Commercial Mortgage Trust, Series 2016-UB10, Class A4 3.17%, 7/15/49	300	323

BANK, Series 2017-BNK7, Class A5 3.44%, 9/15/60	250	273

BANK, Series 2017-BNK9, Class A4 3.54%, 11/15/54	250	273

BANK, Series 2018-BN10, Class A5 3.69%, 2/15/61	100	110

BANK, Series 2018-BN11, Class A3 4.05%, 3/15/61	200	224

BANK, Series 2018-BN12, Class A4 4.26%, 5/15/61	300	340

BANK, Series 2018-BN13, Class A5 4.22%, 8/15/61	100	113

BANK, Series 2018-BN14, Class A4 4.23%, 9/15/60	200	226

BANK, Series 2018-BN15, Class A4 4.41%, 11/15/61	300	343

BANK, Series 2019-BN18, Class A3 3.33%, 5/15/62	200	213

BANK, Series 2019-BN19, Class A3 3.18%, 8/15/61	300	319

BANK, Series 2019-BN20, Class A3 3.01%, 9/15/62	250	263

BANK, Series 2020-BN25, Class A5 2.65%, 1/15/63	200	205

BANK, Series 2020-BN26, Class A4 2.40%, 3/15/63	400	402

BANK, Series 2020-BN27, Class A5 2.14%, 4/15/63	1,000	984

BANK, Series 2020-BN28, Class A4 1.84%, 3/15/63	500	477

BANK, Series 2021-BNK31, Class A4 2.04%, 2/15/54	200	193

Barclays Commercial Mortgage Trust, Series 2019-C3, Class A4 3.58%, 5/15/52	200	218

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 1.6% continued

Commercial Mortgage-Backed Securities – 1.3% continued

Barclays Commercial Mortgage Trust, Series 2019-C4, Class A5 2.92%, 8/15/52	$100	$104

BBCMS Mortgage Trust, Series 2018-C2, Class A5 4.31%, 12/15/51	150	171

BBCMS Mortgage Trust, Series 2020-C6, Class A4 2.64%, 2/15/53	200	204

Benchmark Mortgage Trust, Series 2018-B1, Class A2 3.57%, 1/15/51	250	259

Benchmark Mortgage Trust, Series 2018-B2, Class A5 3.88%, 2/15/51	150	167

Benchmark Mortgage Trust, Series 2018-B3, Class A2 3.85%, 4/10/51	500	526

Benchmark Mortgage Trust, Series 2018-B3, Class A5 4.03%, 4/10/51	100	112

Benchmark Mortgage Trust, Series 2018-B5, Class A4 4.21%, 7/15/51	200	227

Benchmark Mortgage Trust, Series 2018-B7, Class A2 4.38%, 5/15/53	300	322

Benchmark Mortgage Trust, Series 2018-B7, Class A4 4.51%, 5/15/53	783	902

Benchmark Mortgage Trust, Series 2018-B8, Class A5 4.23%, 1/15/52	100	114

Benchmark Mortgage Trust, Series 2019-B12, Class A5 3.12%, 8/15/52	125	132

Benchmark Mortgage Trust, Series 2020-B16, Class A5 2.73%, 2/15/53	200	206

Benchmark Mortgage Trust, Series 2020-B17, Class A5 2.29%, 3/15/53	200	199

Benchmark Mortgage Trust, Series 2020-B18, Class A5 1.93%, 7/15/53	500	482

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.6% continued

Commercial Mortgage-Backed Securities – 1.3% continued

Benchmark Mortgage Trust, Series 2020-B19, Class A5 1.85%, 9/15/53	$500	$479

Benchmark Mortgage Trust, Series 2020-B20, Class A5 2.03%, 10/15/53	250	242

Benchmark Mortgage Trust, Series 2020-IG1, Class A3 2.69%, 9/15/43	100	102

Benchmark Mortgage Trust, Series 2021-B23, Class A5 2.07%, 2/15/54	200	194

CD Mortgage Trust, Series 2017-CD4, Class A4 3.51%, 5/10/50	250	273

CD Mortgage Trust, Series 2017-CD5, Class A4 3.43%, 8/15/50	250	272

CD Mortgage Trust, Series 2017-CD6, Class A5 3.46%, 11/13/50	200	217

CD Mortgage Trust, Series 2018-CD7, Class A4 4.28%, 8/15/51	200	227

CD Mortgage Trust, Series 2019-CD8, Class A4 2.91%, 8/15/57	150	156

CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3 3.87%, 1/10/48	300	330

CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4 3.28%, 5/10/58	250	270

CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4 3.46%, 8/15/50	250	272

Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A4 3.02%, 9/10/45	369	375

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A4 4.37%, 9/10/46	350	379

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class AS 4.65%, 9/10/46	100	108

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.6% continued

Commercial Mortgage-Backed Securities – 1.3% continued

Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A4 3.64%, 10/10/47	$100	$108

Citigroup Commercial Mortgage Trust, Series2015-GC27,Class A5 3.14%, 2/10/48	200	213

Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5 3.72%, 9/15/48	200	219

Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A4 3.21%, 5/10/49	250	269

Citigroup Commercial Mortgage Trust, Series2016-C3,Class A4 3.15%, 11/15/49	150	161

Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5 3.62%, 2/10/49	300	328

Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4 3.31%, 4/10/49	250	270

Citigroup Commercial Mortgage Trust, Series 2016-P3, Class A4 3.33%, 4/15/49	250	269

Citigroup Commercial Mortgage Trust, Series 2017-P8, Class A4 3.47%, 9/15/50	250	272

Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A4 4.01%, 3/10/51	100	112

Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A4 4.23%, 6/10/51	200	226

Citigroup Commercial Mortgage Trust, Series 2018-C6, Class A4 4.41%, 11/10/51	200	229

Commercial Mortgage Trust, Series 2013-CR10, Class A4 4.21%, 8/10/46	100	107

Commercial Mortgage Trust, Series 2013-CR12, Class A4 4.05%, 10/10/46	300	322

Commercial Mortgage Trust, Series 2013-LC6, Class A4 2.94%, 1/10/46	120	124

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.6% continued

Commercial Mortgage-Backed Securities – 1.3% continued

Commercial Mortgage Trust, Series 2014-CR14, Class A3 3.96%, 2/10/47	$420	$452

Commercial Mortgage Trust, Series 2014-CR19, Class A5 3.80%, 8/10/47	300	326

Commercial Mortgage Trust, Series 2014-UBS5, Class A4 3.84%, 9/10/47	500	545

Commercial Mortgage Trust, Series 2014-UBS6, Class A5 3.64%, 12/10/47	250	272

Commercial Mortgage Trust, Series 2015-CR24, Class A5 3.70%, 8/10/48	500	549

Commercial Mortgage Trust, Series 2015-DC1, Class A5 3.35%, 2/10/48	200	215

Commercial Mortgage Trust, Series 2015-LC19, Class A4 3.18%, 2/10/48	500	536

Commercial Mortgage Trust, Series 2015-PC1, Class A5 3.90%, 7/10/50	200	220

Commercial Mortgage Trust, Series 2018-COR3, Class A3 4.23%, 5/10/51	200	226

CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4 3.51%, 4/15/50	225	242

CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4 3.72%, 8/15/48	500	545

CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5 3.09%, 1/15/49	100	106

CSAIL Commercial Mortgage Trust, Series 2016-C7, Class A5 3.50%, 11/15/49	200	217

CSAIL Commercial Mortgage Trust, Series 2018-C14, Class A4 4.42%, 11/15/51	300	342

CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5 4.03%, 4/15/51	100	111

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.6% continued

Commercial Mortgage-Backed Securities – 1.3% continued

CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3 2.56%, 3/15/53	$200	$201

DBJPM Mortgage Trust, Series 2017-C6, Class A5 3.33%, 6/10/50	250	270

DBJPM Mortgage Trust, Series 2020-C9, Class A5 1.93%, 9/15/53	100	97

GS Mortgage Securities Trust, Series 2012-GCJ9, Class A3 2.77%, 11/10/45	170	174

GS Mortgage Securities Trust, Series 2013-GC13, Class A5 4.05%, 7/10/46(1) (2)	200	214

GS Mortgage Securities Trust, Series 2013-GC14, Class A5 4.24%, 8/10/46	150	161

GS Mortgage Securities Trust, Series 2014-GC20, Class A5 4.00%, 4/10/47	100	108

GS Mortgage Securities Trust, Series 2014-GC24, Class A5 3.93%, 9/10/47	300	327

GS Mortgage Securities Trust, Series 2014-GC26, Class A5 3.63%, 11/10/47	250	270

GS Mortgage Securities Trust, Series 2016-GS2, Class A4 3.05%, 5/10/49	100	107

GS Mortgage Securities Trust, Series 2016-GS3, Class A4 2.85%, 10/10/49	200	211

GS Mortgage Securities Trust, Series 2017-GS7, Class A4 3.43%, 8/10/50	250	271

GS Mortgage Securities Trust, Series 2017-GS8, Class A4 3.47%, 11/10/50	200	217

GS Mortgage Securities Trust, Series 2018-GS9, Class A4 3.99%, 3/10/51	150	168

GS Mortgage Securities Trust, Series 2019-GC40, Class A4 3.16%, 7/10/52	150	159

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.6% continued

Commercial Mortgage-Backed Securities – 1.3% continued

GS Mortgage Securities Trust, Series 2020-GC45, Class A5 2.91%, 2/13/53	$300	$313

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS 3.37%, 12/15/47	50	52

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A4 4.00%, 4/15/47	500	540

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5 3.80%, 7/15/47	500	539

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C24, Class A5 3.64%, 11/15/47	200	216

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-C30, Class A5 3.82%, 7/15/48	200	220

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-C2, Class A4 3.14%, 6/15/49	100	107

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-C4, Class A3 3.14%, 12/15/49	150	161

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A5 2.87%, 8/15/49	200	211

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS 3.14%, 8/15/49	100	105

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5, Class A5 3.69%, 3/15/50	300	330

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C7, Class A5 3.41%, 10/15/50	200	217

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.6% continued

Commercial Mortgage-Backed Securities – 1.3% continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5 3.72%, 3/15/50	$350	$385

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5 3.45%, 9/15/50	100	109

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4 3.39%, 6/13/52	200	215

JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class A5 2.18%, 5/13/53	1,000	987

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4 4.15%, 8/15/46(1) (2)	200	212

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4 3.10%, 5/15/46	200	209

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A5 4.06%, 2/15/47	200	216

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5 3.53%, 10/15/48	100	109

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A4 3.33%, 5/15/49	250	270

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A5 2.86%, 9/15/49	100	106

Morgan Stanley Capital I Trust, Series 2018-H3, Class A5 4.18%, 7/15/51	150	168

Morgan Stanley Capital I Trust, Series 2018-H4, Class A4 4.31%, 12/15/51	100	114

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.6% continued

Commercial Mortgage-Backed Securities – 1.3% continued

Morgan Stanley Capital I Trust, Series 2018-L1, Class A4 4.41%, 10/15/51	$200	$229

Morgan Stanley Capital I Trust, Series 2019-H7, Class A4 3.26%, 7/15/52	250	266

Morgan Stanley Capital I Trust, Series 2020-HR8, Class A4 2.04%, 7/15/53	500	485

Morgan Stanley Capital I Trust, Series 2020-L4, Class A3 2.70%, 2/15/53	200	205

Morgan Stanley Capital I, Series 2017-HR2, Class A4 3.59%, 12/15/50	200	219

UBS Commercial Mortgage Trust, Series 2017-C1, Class A4 3.46%, 6/15/50	250	269

UBS Commercial Mortgage Trust, Series 2017-C2, Class A4 3.49%, 8/15/50	250	271

UBS Commercial Mortgage Trust, Series 2017-C3, Class A4 3.43%, 8/15/50	175	191

UBS Commercial Mortgage Trust, Series 2017-C6, Class A5 3.58%, 12/15/50	100	109

UBS Commercial Mortgage Trust, Series 2017-C7, Class A4 3.68%, 12/15/50	150	164

UBS Commercial Mortgage Trust, Series 2018-C10, Class A4 4.31%, 5/15/51	200	227

UBS Commercial Mortgage Trust, Series 2018-C11, Class A5 4.24%, 6/15/51	150	168

UBS Commercial Mortgage Trust, Series 2018-C13, Class A4 4.33%, 10/15/51	200	227

UBS Commercial Mortgage Trust, Series 2018-C14, Class A4 4.45%, 12/15/51	100	114

UBS Commercial Mortgage Trust, Series 2018-C8, Class A4 3.98%, 2/15/51	150	166

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.6% continued

Commercial Mortgage-Backed Securities – 1.3% continued

UBS Commercial Mortgage Trust, Series 2018-C9, Class A4 4.12%, 3/15/51	$100	$112

UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4 3.24%, 4/10/46	250	260

Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3 2.92%, 10/15/45	132	136

Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4 3.17%, 2/15/48	100	107

Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4 3.66%, 9/15/58	250	274

Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A5 3.18%, 4/15/50	200	215

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5 3.77%, 7/15/58	300	329

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4 3.72%, 12/15/48	350	385

Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A4 3.56%, 1/15/59	200	218

Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4 3.43%, 3/15/59	250	272

Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A4 2.93%, 7/15/48	100	105

Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class A4 3.07%, 11/15/59	250	265

Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4 2.94%, 10/15/49	200	213

Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A4 2.92%, 11/15/49	150	159

Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A5 3.42%, 9/15/50	250	272

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.6% continued

Commercial Mortgage-Backed Securities – 1.3% continued

Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4 3.58%, 10/15/50	$100	$109

Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class A4 3.59%, 12/15/50	100	109

Wells Fargo Commercial Mortgage Trust, Series 2018-C43, Class A4 4.01%, 3/15/51	150	167

Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class A5 4.21%, 5/15/51	155	175

Wells Fargo Commercial Mortgage Trust, Series 2018-C48, Class A5 4.30%, 1/15/52	100	114

Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class A5 3.73%, 5/15/52	200	219

Wells Fargo Commercial Mortgage Trust, Series 2020-C55, Class A5 2.73%, 2/15/53	100	103

Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A5 2.45%, 6/15/53	500	503

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class AS 3.56%, 3/15/48	50	52

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class ASB 2.84%, 3/15/48	158	161

WFRBS Commercial Mortgage Trust, Series 2013-C13, Class A4 3.00%, 5/15/45	500	521

WFRBS Commercial Mortgage Trust, Series 2013-C14, Class A5 3.34%, 6/15/46	150	158

WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A5 4.42%, 9/15/46	250	271

WFRBS Commercial Mortgage Trust, Series 2014-C25, Class A5 3.63%, 11/15/47	250	272

WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A5 4.05%, 3/15/47	100	108

		40,395

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.6% continued

Credit Card – 0.1%

American Express Credit Account Master Trust, Series 2017-7, Class A 2.35%, 5/15/25	$100	$103

American Express Credit Account Master Trust, Series 2018-2, Class A 3.01%, 10/15/25	150	158

BA Credit Card Trust, Series 2019-A1, Class A1 1.74%, 1/15/25	200	204

BA Credit Card Trust, Series 2020-A1, Class A1 0.34%, 5/15/26	150	149

Barclays Dryrock Issuance Trust, Series 2019-1, Class A 1.96%, 5/15/25	100	102

Capital One Multi-Asset Execution Trust, Series 2017-A6, Class A6 2.29%, 7/15/25	200	206

Capital One Multi-Asset Execution Trust, Series 2019-A2, Class A2 1.72%, 8/15/24	200	204

Capital One Multi-Asset Execution Trust, Series 2019-A3, Class A3 2.06%, 8/15/28	250	260

Chase Issuance Trust, Series 2012-A7, Class A7 2.16%, 9/15/24	200	206

Chase Issuance Trust, Series 2020-A1, Class A1 1.53%, 1/15/25	200	205

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3 6.15%, 6/15/39	150	205

Citibank Credit Card Issuance Trust, Series 2018-A3, Class A3 3.29%, 5/23/25	100	106

Citibank Credit Card Issuance Trust, Series 2018-A6, Class A6 3.21%, 12/7/24	150	157

Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7 3.96%, 10/13/30	200	230

Discover Card Execution Note Trust, Series 2018-A1, Class A1 3.03%, 8/15/25	200	210

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 1.6% continued

Credit Card – 0.1% continued

Discover Card Execution Note Trust, Series 2019-A3, Class A 1.89%, 10/15/24	$200	$205

Synchrony Credit Card Master Note Trust, Series 2017-2, Class A 2.62%, 10/15/25	100	104

Synchrony Credit Card Master Note Trust, Series 2018-2, Class A 3.47%, 5/15/26	100	106

World Financial Network Credit Card Master Trust, Series 2019-C, Class A 2.21%, 7/15/26	200	206

		3,326

Other – 0.0%

AEP Texas Central Transition Funding lll LLC, Series 2012-1, Class A3 2.84%, 3/1/26	88	93

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A3 4.24%, 8/15/23	35	36

CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A3 3.03%, 10/15/25	135	141

Entergy Texas Restoration Funding LLC, Series 2009-A, Class A3 4.38%, 11/1/23	36	37

PSNH Funding LLC 3, Series 2018-1, Class A3 3.81%, 2/1/35	100	111
		418
Total Asset-Backed Securities
(Cost $49,963)		51,892

CORPORATE BONDS – 22.3%

Advertising & Marketing – 0.0%

Interpublic Group of (The) Cos., Inc., 4.75%, 3/30/30	300	348

Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 4/15/26	525	575

		923

Aerospace & Defense – 0.5%

Boeing (The) Co., 4.51%, 5/1/23	1,000	1,071

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS - 22.3% continued

Aerospace & Defense – 0.5% continued
2.85%, 10/30/24	$110	$114
4.88%, 5/1/25	300	334
2.25%, 6/15/26	250	247
6.13%, 2/15/33	135	168
6.63%, 2/15/38	100	127
5.88%, 2/15/40	1,175	1,437
5.81%, 5/1/50	1,060	1,337

General Dynamics Corp., 2.25%, 11/15/22	500	514
2.13%, 8/15/26	350	364
4.25%, 4/1/40	1,000	1,175
3.60%, 11/15/42	155	166

L3Harris Technologies, Inc., 4.40%, 6/15/28	449	509

Lockheed Martin Corp., 3.55%, 1/15/26	600	661
3.60%, 3/1/35	135	150
4.07%, 12/15/42	868	1,001
3.80%, 3/1/45	230	252
4.09%, 9/15/52	20	23

Northrop Grumman Corp., 3.25%, 1/15/28	1,000	1,072
5.05%, 11/15/40	250	310
4.75%, 6/1/43	250	300
4.03%, 10/15/47	60	66

Precision Castparts Corp., 2.50%, 1/15/23	500	516
3.90%, 1/15/43	100	105
4.38%, 6/15/45	350	394

Raytheon Technologies Corp., 3.50%, 3/15/27	500	547
4.13%, 11/16/28	750	844
7.50%, 9/15/29	100	138
6.05%, 6/1/36	600	805
6.13%, 7/15/38	175	237
5.70%, 4/15/40	500	668
4.70%, 12/15/41	100	118
4.50%, 6/1/42	450	535
3.75%, 11/1/46	750	797
		17,102

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 22.3% continued

Airlines – 0.1%

Southwest Airlines Co. Pass Through Trust, Series 2007-1, 6.15%, 8/1/22	$107	$112

United Airlines Pass Through Trust, Series 2019-1, Class AA, 4.15%, 8/25/31	1,685	1,796

		1,908

Apparel & Textile Products – 0.1%

NIKE, Inc., 2.38%, 11/1/26	250	262

2.75%, 3/27/27	1,000	1,065

3.63%, 5/1/43	75	81

3.38%, 11/1/46	500	516

		1,924

Auto Parts Manufacturing – 0.0%

Aptiv Corp., 4.15%, 3/15/24	300	327

BorgWarner, Inc., 4.38%, 3/15/45	170	181

		508

Automobiles Manufacturing – 0.4%

American Honda Finance Corp., 2.60%, 11/16/22	45	47

3.63%, 10/10/23	500	537

2.40%, 6/27/24	80	84

Daimler Finance North America LLC, 8.50%, 1/18/31	175	258

General Motors Co., 6.13%, 10/1/25	1,000	1,175

5.00%, 4/1/35	500	578

6.25%, 10/2/43	1,050	1,343

6.75%, 4/1/46	145	195

5.40%, 4/1/48	267	314

General Motors Financial Co., Inc., 3.15%, 6/30/22	65	67

3.70%, 5/9/23	1,050	1,106

2.70%, 8/20/27	740	754

5.65%, 1/17/29	150	178

Harley-Davidson, Inc., 4.63%, 7/28/45	670	694

Toyota Motor Credit Corp., 2.70%, 1/11/23	625	650

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS - 22.3% continued

Automobiles Manufacturing – 0.4% continued

2.90%, 3/30/23	$3,000	$3,147

2.25%, 10/18/23	545	569

		11,696

Banks – 0.9%

Bank of America N.A., 6.00%, 10/15/36	250	344

Discover Bank, 2.70%, 2/6/30	250	252

Fifth Third Bancorp, 3.65%, 1/25/24	570	614

8.25%, 3/1/38	275	443

HSBC Bank U.S.A. N.A., 7.00%, 1/15/39	350	516

HSBC U.S.A., Inc., 3.50%, 6/23/24	1,000	1,081

Huntington National Bank (The), 3.55%, 10/6/23	1,000	1,075

KeyBank N.A., 1.25%, 3/10/23	1,500	1,523

3.30%, 6/1/25	250	272

M&T Bank Corp., 3.55%, 7/26/23	100	107

MUFG Americas Holdings Corp., 3.50%, 6/18/22	150	156

PNC Bank N.A., 2.70%, 11/1/22	750	776

2.95%, 1/30/23	500	521

3.80%, 7/25/23	1,000	1,072

PNC Financial Services Group (The), Inc., 2.85%, 11/9/22	100	104

3.15%, 5/19/27	1,000	1,081

Synchrony Bank, 3.00%, 6/15/22	250	257

Truist Bank, 3.00%, 2/2/23	1,361	1,423

2.75%, 5/1/23	350	366

3.63%, 9/16/25	250	273

4.05%, 11/3/25	600	669

3.80%, 10/30/26	250	278

Truist Financial Corp., 2.75%, 4/1/22	150	153

2.85%, 10/26/24	1,000	1,068

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS—22.3% continued

Banks – 0.9% continued

U.S. Bancorp, 2.95%, 7/15/22	$1,700	$1,755
3.60%, 9/11/24	350	382
2.38%, 7/22/26	455	474
3.90%, 4/26/28	545	611

U.S. Bank N.A., 2.80%, 1/27/25	250	266

Wells Fargo & Co., 3.45%, 2/13/23	125	132
4.13%, 8/15/23	200	216
3.30%, 9/9/24	1,095	1,183
3.00%, 2/19/25	655	697
3.00%, 4/22/26	800	854
3.00%, 10/23/26	600	641
4.30%, 7/22/27	110	124

(Variable, ICE LIBOR USD 3M + 1.31%), 3.58%, 5/22/28 (3)	585	637

(Variable, U.S. SOFR + 2.10%), 2.39%, 6/2/28 (3)	565	579
3.90%, 5/1/45	950	1,038
4.40%, 6/14/46	850	944

(Variable, U.S. SOFR + 4.50%), 5.01%, 4/4/51 (3)	3,500	4,473

Wells Fargo Bank N.A., 5.85%, 2/1/37	250	331
6.60%, 1/15/38	300	425

		30,186

Biotechnology – 0.3%

Amgen, Inc., 2.70%, 5/1/22	1,000	1,018
3.20%, 11/2/27	100	108
2.45%, 2/21/30	150	151
5.15%, 11/15/41	126	158
4.40%, 5/1/45	250	288
4.56%, 6/15/48	460	547
4.66%, 6/15/51	540	653
2.77%, 9/1/53 (4)	1,876	1,653

Baxalta, Inc., 4.00%, 6/23/25	225	249

Biogen, Inc., 4.05%, 9/15/25	55	61
2.25%, 5/1/30	40	39
3.25%, 2/15/51 (4)	112	104

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS—22.3% continued

Biotechnology – 0.3% continued

Gilead Sciences, Inc., 3.25%, 9/1/22	$145	$150
3.50%, 2/1/25	250	272
3.65%, 3/1/26	2,000	2,198
4.00%, 9/1/36	1,000	1,095
4.80%, 4/1/44	245	294
4.50%, 2/1/45	150	175
4.75%, 3/1/46	210	253

		9,466

Cable & Satellite – 0.6%

Charter Communications
Operating LLC/Charter
Communications Operating Capital, 4.91%, 7/23/25	625	709
3.75%, 2/15/28	1,790	1,937
5.05%, 3/30/29	305	350
2.80%, 4/1/31	715	707
5.75%, 4/1/48	520	632
4.80%, 3/1/50	980	1,048

Comcast Corp., 3.38%, 2/15/25	145	158
2.35%, 1/15/27	570	595
3.30%, 2/1/27	1,335	1,456
4.15%, 10/15/28	1,450	1,659
3.40%, 4/1/30	1,000	1,082
4.25%, 1/15/33	1,550	1,792
7.05%, 3/15/33	140	200
5.65%, 6/15/35	1,005	1,322
4.75%, 3/1/44	385	472
4.60%, 8/15/45	380	458
4.00%, 8/15/47	40	45
4.00%, 11/1/49	90	101
2.45%, 8/15/52	110	94
4.05%, 11/1/52	694	782
4.95%, 10/15/58	930	1,213

TCI Communications, Inc., 7.88%, 2/15/26	755	981

Time Warner Cable LLC, 6.55%, 5/1/37	68	88
7.30%, 7/1/38	705	977
6.75%, 6/15/39	130	174
5.50%, 9/1/41	75	88

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS—22.3% continued

Cable & Satellite – 0.6% continued

Time Warner Entertainment Co. L.P., 8.38%, 7/15/33	$260	$376

		19,496

Chemicals – 0.3%

Air Products and Chemicals, Inc., 2.75%, 2/3/23	250	261

Dow Chemical (The) Co., 4.55%, 11/30/25	55	62

7.38%, 11/1/29	100	136

4.25%, 10/1/34	670	741

9.40%, 5/15/39	300	507

5.25%, 11/15/41	400	500

DuPont de Nemours, Inc., 4.73%, 11/15/28	580	674

5.32%, 11/15/38	208	261

5.42%, 11/15/48	2,000	2,571

Eastman Chemical Co., 4.80%, 9/1/42	200	237

4.65%, 10/15/44	100	116

Ecolab, Inc., 3.25%, 1/14/23	65	68

2.70%, 11/1/26	70	75

5.50%, 12/8/41	455	593

International Flavors & Fragrances, Inc., 5.00%, 9/26/48	67	82

Linde, Inc., 2.20%, 8/15/22	150	153

2.70%, 2/21/23	250	259

Lubrizol (The) Corp., 6.50%, 10/1/34	50	70

LYB International Finance III LLC, 3.38%, 5/1/30	240	254

Mosaic (The) Co., 3.25%, 11/15/22	36	37

5.45%, 11/15/33	250	300

4.88%, 11/15/41	100	110

PPG Industries, Inc., 3.20%, 3/15/23	500	523

RPM International, Inc., 3.75%, 3/15/27	100	110

Sherwin-Williams (The) Co., 3.45%, 6/1/27	205	224

2.95%, 8/15/29	795	827

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS—22.3% continued

Chemicals – 0.3% continued

4.55%, 8/1/45	$30	$35

Westlake Chemical Corp., 3.60%, 8/15/26	950	1,026

		10,812

Commercial Finance – 0.2%

Air Lease Corp., 2.75%, 1/15/23	125	129

3.00%, 9/15/23	245	256

4.25%, 9/15/24	485	530

3.25%, 3/1/25	145	153

4.63%, 10/1/28	255	279

3.25%, 10/1/29	500	501

GATX Corp., 3.50%, 3/15/28	500	540

5.20%, 3/15/44	35	42

GE Capital Funding LLC, 4.40%, 5/15/30 (4)	3,000	3,394

International Lease Finance Corp., 5.88%, 8/15/22	250	267

		6,091

Communications Equipment – 0.5%

Apple, Inc., 2.10%, 9/12/22	665	682

2.40%, 5/3/23	5	5

3.00%, 2/9/24	1,320	1,408

2.85%, 5/11/24	1,570	1,675

2.75%, 1/13/25	1,265	1,346

2.50%, 2/9/25	55	58

2.45%, 8/4/26	225	237

3.35%, 2/9/27	370	406

3.20%, 5/11/27	540	589

2.90%, 9/12/27	1,625	1,750

3.00%, 11/13/27	1,000	1,084

3.85%, 5/4/43	230	259

4.45%, 5/6/44	75	91

4.38%, 5/13/45	195	234

4.65%, 2/23/46	250	310

3.75%, 9/12/47	150	164

3.75%, 11/13/47	25	27

2.95%, 9/11/49	550	525

2.65%, 5/11/50	2,000	1,812

Cisco Systems, Inc., 2.20%, 9/20/23	235	246

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 22.3% continued

Communications Equipment – 0.5% continued

2.95%, 2/28/26	$375	$407

5.90%, 2/15/39	690	971

Corning, Inc., 5.75%, 8/15/40	170	217

5.35%, 11/15/48	500	637

Juniper Networks, Inc., 5.95%, 3/15/41	100	122

		15,262

Construction Materials Manufacturing – 0.1%

Carlisle Cos., Inc., 2.75%, 3/1/30	500	503

Martin Marietta Materials, Inc., 3.45%, 6/1/27	500	545

Owens Corning, 3.40%, 8/15/26	400	434

3.88%, 6/1/30	500	545

		2,027

Consumer Finance – 0.6%

American Express Co., 2.50%, 8/1/22	325	334

2.65%, 12/2/22	632	656

3.70%, 8/3/23	500	535

3.00%, 10/30/24	220	236

3.63%, 12/5/24	1,125	1,227

3.13%, 5/20/26	500	537

Capital One Financial Corp., 3.20%, 1/30/23	400	419

3.75%, 4/24/24	1,000	1,081

3.30%, 10/30/24	1,050	1,132

3.75%, 7/28/26	505	548

3.75%, 3/9/27	250	274

Discover Financial Services, 4.50%, 1/30/26	500	564

Fiserv, Inc., 3.85%, 6/1/25	45	49

3.50%, 7/1/29	1,500	1,617

4.40%, 7/1/49	500	575

Mastercard, Inc., 3.35%, 3/26/30	3,000	3,282

3.80%, 11/21/46	500	550

PayPal Holdings, Inc., 2.85%, 10/1/29	1,500	1,562

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 22.3% continued

Consumer Finance – 0.6% continued

Synchrony Financial, 4.25%, 8/15/24	$570	$620

3.95%, 12/1/27	635	684

Visa, Inc., 3.15%, 12/14/25	1,250	1,363

4.15%, 12/14/35	1,000	1,181

3.65%, 9/15/47	125	138

		19,164

Consumer Products – 0.2%

Church & Dwight Co., Inc., 3.95%, 8/1/47	100	109

Clorox (The) Co., 3.05%, 9/15/22	250	258

Colgate-Palmolive Co., 2.25%, 11/15/22	1,150	1,188

2.10%, 5/1/23	400	414

Estee Lauder (The) Cos., Inc., 6.00%, 5/15/37	100	134

4.38%, 6/15/45	150	177

4.15%, 3/15/47	70	81

Kimberly-Clark Corp., 6.63%, 8/1/37	350	522

3.20%, 7/30/46	125	128

Procter & Gamble (The) Co., 3.10%, 8/15/23	250	266

3.00%, 3/25/30	1,500	1,613

Unilever Capital Corp., 2.00%, 7/28/26	1,000	1,034

5.90%, 11/15/32	125	169

		6,093

Consumer Services – 0.0%

Cintas Corp. No. 2, 2.90%, 4/1/22	85	87

Containers & Packaging – 0.1%

International Paper Co., 5.00%, 9/15/35	445	537

7.30%, 11/15/39	45	67

6.00%, 11/15/41	480	649

5.15%, 5/15/46	250	315

Packaging Corp. of America, 4.50%, 11/1/23	100	109

3.65%, 9/15/24	250	272

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Containers & Packaging – 0.1% continued

Sonoco Products Co., 5.75%, 11/1/40	$150	$184

WestRock MWV LLC, 7.95%, 2/15/31	100	139

WRKCo, Inc., 4.90%, 3/15/29	350	410

		2,682

Department Stores – 0.0%

Kohl’s Corp., 3.25%, 2/1/23	100	104

Design, Manufacturing & Distribution – 0.0%

Arrow Electronics, Inc., 3.88%, 1/12/28	250	271

Diversified Banks – 1.8%

Bank of America Corp., 3.30%, 1/11/23	2,000	2,101

4.10%, 7/24/23	100	108

(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23 (3)	1,379	1,434

4.13%, 1/22/24	100	109

(Variable, ICE LIBOR USD 3M + 0.78%), 3.55%, 3/5/24 (3)	250	264

(Variable, ICE LIBOR USD 3M + 0.94%), 3.86%, 7/23/24 (3)	1,000	1,071

4.20%, 8/26/24	280	309

4.00%, 1/22/25	1,595	1,743

3.95%, 4/21/25	1,375	1,507

(Variable, ICE LIBOR USD 3M + 0.81%), 3.37%, 1/23/26 (3)	1,000	1,074

(Variable, ICE LIBOR USD 3M + 0.64%), 2.02%, 2/13/26 (3)	760	778

4.45%, 3/3/26	500	562

3.50%, 4/19/26	160	175

4.25%, 10/22/26	100	112

(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28 (3)	1,200	1,286

(Variable, ICE LIBOR USD 3M + 1.21%), 3.97%, 2/7/30 (3)	965	1,066

(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 2/13/31 (3)	5,000	4,950

6.11%, 1/29/37	150	198

5.00%, 1/21/44	390	479

(Variable, ICE LIBOR USD 3M + 1.99%), 4.44%, 1/20/48 (3)	790	916

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Diversified Banks – 1.8% continued

(Variable, ICE LIBOR USD 3M + 1.52%), 4.33%, 3/15/50 (3)	$755	$866

(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 3/20/51 (3)	810	903

Citigroup, Inc., 4.05%, 7/30/22	90	94

3.38%, 3/1/23	150	158

3.88%, 10/25/23	200	216

3.75%, 6/16/24	909	991

3.88%, 3/26/25	1,730	1,884

5.50%, 9/13/25	350	406

4.60%, 3/9/26	205	231

(Variable, U.S. SOFR + 2.84%), 3.11%, 4/8/26 (3)	2,000	2,137

3.20%, 10/21/26	505	542

4.30%, 11/20/26	825	920

4.45%, 9/29/27	170	191

(Variable, ICE LIBOR USD 3M + 1.39%), 3.67%, 7/24/28 (3)	710	776

(Variable, U.S. SOFR + 3.91%), 4.41%, 3/31/31 (3)	3,000	3,411

(Variable, U.S. SOFR + 2.11%), 2.57%, 6/3/31 (3)	750	749

6.63%, 6/15/32	100	132

6.00%, 10/31/33	350	452

6.13%, 8/25/36	125	166

8.13%, 7/15/39	680	1,114

5.88%, 1/30/42	30	41

4.75%, 5/18/46	1,530	1,818

JPMorgan Chase & Co.,

3.25%, 9/23/22	60	63

(Variable, ICE LIBOR USD 3M + 0.89%), 3.80%, 7/23/24 (3)	150	161

3.88%, 9/10/24	2,250	2,466

‘3.90%, 7/15/25	1,315	1,451

7.75%, 7/15/25	54	68

(Variable, U.S. SOFR + 1.85%), 2.08%, 4/22/26 (3)	3,000	3,080

3.20%, 6/15/26	500	540

2.95%, 10/1/26	485	518

8.00%, 4/29/27	750	1,015

3.63%, 12/1/27	705	767

(Variable, ICE LIBOR USD 3M + 1.34%), 3.78%,2/1/28 (3)	500	552

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Diversified Banks – 1.8% continued

(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 1/23/29 (3)	$500	$540

(Variable, U.S. SOFR + 2.52%), 2.96%, 5/13/31 (3)	545	554

6.40%, 5/15/38	359	508

5.60%, 7/15/41	405	540

(Variable, U.S. SOFR + 1.51%), 2.53%, 11/19/41 (3)	785	714

5.40%, 1/6/42	100	132

5.63%, 8/16/43	150	199

4.95%, 6/1/45	630	782

(Variable, ICE LIBOR USD 3M + 1.58%), 4.26%, 2/22/48 (3)	285	326

(Variable, ICE LIBOR USD 3M + 1.38%), 3.96%, 11/15/48 (3)	740	814

(Variable, U.S. SOFR + 2.44%), 3.11%, 4/22/51 (3)	3,000	2,909

		57,139

Educational Services – 0.1%

California Institute of Technology, 4.70%, 11/1/11 (5)	110	137

Duke University, 2.68%, 10/1/44	200	194

Emory University, 2.97%, 9/1/50	500	493

Johns Hopkins University, 4.08%, 7/1/53	100	121

Massachusetts Institute of Technology, 5.60%, 7/1/11 (5)	190	289

4.68%, 7/1/14 (6)	15	19

3.89%, 7/1/16 (7)	300	323

Northwestern University, 4.64%, 12/1/44	50	63

President and Fellows of Harvard College, 2.52%, 10/15/50	1,000	929

University of Pennsylvania, 4.67%, 9/1/12 (8)	100	126

University of Southern California, 2.81%, 10/1/50	500	480

		3,174

Electrical Equipment Manufacturing – 0.0%

Carrier Global Corp., 2.72%, 2/15/30	1,000	1,008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Electrical Equipment Manufacturing – 0.0% continued

Otis Worldwide Corp., 3.36%, 2/15/50	$500	$487

Rockwell Automation, Inc., 4.20%, 3/1/49	100	118

		1,613

Entertainment Content – 0.4%

Discovery Communications LLC, 2.95%, 3/20/23	58	61

3.95%, 6/15/25	230	252

3.95%, 3/20/28	485	529

3.63%, 5/15/30	975	1,043

5.30%, 5/15/49	145	173

Fox Corp., 5.58%, 1/25/49	2,000	2,543

NBCUniversal Media LLC, 5.95%, 4/1/41	275	386

4.45%, 1/15/43	650	766

ViacomCBS, Inc., 3.88%, 4/1/24	245	264

3.70%, 8/15/24	565	612

4.75%, 5/15/25	260	294

4.20%, 5/19/32	1,000	1,121

4.38%, 3/15/43	490	527

5.85%, 9/1/43	300	385

5.25%, 4/1/44	30	36

Walt Disney (The) Co., 3.70%, 9/15/24	915	1,001

6.40%, 12/15/35	31	43

4.13%, 12/1/41	105	120

3.70%, 12/1/42	395	427

4.95%, 10/15/45	500	633

2.75%, 9/1/49	1,000	912

3.60%, 1/13/51	2,000	2,110

		14,238

Exploration & Production – 0.2%

Burlington Resources LLC, 7.40%, 12/1/31	120	170

5.95%, 10/15/36	125	167

Cimarex Energy Co., 4.38%, 3/15/29	200	221

ConocoPhillips, 5.90%, 5/15/38	280	376

4.88%, 10/1/47 (4)	1,000	1,212

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Exploration & Production – 0.2% continued

ConocoPhillips Co., 4.95%, 3/15/26	$120	$139

6.95%, 4/15/29	465	618

Devon Energy Corp., 5.85%, 12/15/25	660	769

EOG Resources, Inc., 2.63%, 3/15/23	670	696

3.15%, 4/1/25	145	155

Hess Corp., 7.13%, 3/15/33	690	879

Marathon Oil Corp., 2.80%, 11/1/22	89	91

6.80%, 3/15/32	175	218

5.20%, 6/1/45	1,000	1,088

		6,799

Financial Services – 1.1%

Ameriprise Financial, Inc., 4.00%, 10/15/23	250	272

3.70%, 10/15/24	500	548

2.88%, 9/15/26	435	463

Ares Capital Corp., 3.88%, 1/15/26	620	653

Bank of New York Mellon (The) Corp., 2.20%, 8/16/23	285	296

3.25%, 5/16/27	500	543

(Variable, ICE LIBOR USD 3M + 1.07%), 3.44%, 2/7/28 (3)	1,000	1,098

BlackRock, Inc., 3.50%, 3/18/24	250	272

2.40%, 4/30/30	500	507

1.90%, 1/28/31	220	213

Charles Schwab (The) Corp., 2.65%, 1/25/23	175	182

3.45%, 2/13/26	280	307

3.20%, 3/2/27	500	543

CME Group, Inc., 3.75%, 6/15/28	300	333

5.30%, 9/15/43	45	61

Goldman Sachs Group (The), Inc., 3.63%, 1/22/23	325	343

3.50%, 1/23/25	55	59

3.75%, 5/22/25	2,690	2,936

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Financial Services – 1.1% continued

(Variable, ICE LIBOR USD 3M + 1.20%), 3.27%, 9/29/25 (3)	$500	$536

3.75%, 2/25/26	2,575	2,824

3.50%, 11/16/26	500	542

5.95%, 1/15/27	80	97

3.85%, 1/26/27	125	137

(Variable, ICE LIBOR USD 3M + 1.51%), 3.69%, 6/5/28 (3)	1,000	1,094

(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 4/23/29 (3)	70	77

6.75%, 10/1/37	615	865

(Variable, ICE LIBOR USD 3M + 1.43%), 4.41%, 4/23/39 (3)	1,020	1,179

6.25%, 2/1/41	300	423

4.80%, 7/8/44	350	429

Intercontinental Exchange, Inc., 2.35%, 9/15/22	500	513

2.65%, 9/15/40	1,620	1,492

Jefferies Group LLC, 5.13%, 1/20/23	315	340

Legg Mason, Inc., 5.63%, 1/15/44	269	351

Morgan Stanley, 2.75%, 5/19/22	2,500	2,566

4.10%, 5/22/23	580	620

3.88%, 4/29/24	680	742

3.70%, 10/23/24	310	339

4.00%, 7/23/25	2,000	2,219

3.13%, 7/27/26	980	1,055

6.25%, 8/9/26	100	123

3.63%, 1/20/27	190	208

3.95%, 4/23/27	1,190	1,316

(Variable, ICE LIBOR USD 3M + 1.34%), 3.59%, 7/22/28 (3)	1,000	1,090

6.38%, 7/24/42	300	437

4.30%, 1/27/45	1,095	1,279

Owl Rock Capital Corp., 3.75%, 7/22/25	300	311

State Street Corp.,

(Variable, ICE LIBOR USD 3M + 0.64%), 2.65%, 5/15/23 (3)	1,000	1,026

3.10%, 5/15/23	225	237

3.70%, 11/20/23	340	369

3.30%, 12/16/24	330	360

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Financial Services – 1.1% continued

TD Ameritrade Holding Corp., 2.95%, 4/1/22	$80	$82

3.63%, 4/1/25	250	272

		35,179

Food & Beverage – 0.9%

Anheuser-Busch Cos.

LLC/Anheuser-Busch InBev

Worldwide, Inc., 4.90%, 2/1/46	1,980	2,345

Anheuser-Busch InBev Finance, Inc., 4.00%, 1/17/43	150	159

4.63%, 2/1/44	250	284

Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	1,000	1,168

3.50%, 6/1/30	2,000	2,161

8.20%, 1/15/39	750	1,198

5.45%, 1/23/39	190	237

8.00%, 11/15/39	310	488

3.75%, 7/15/42	65	67

4.60%, 4/15/48	1,430	1,635

4.44%, 10/6/48	89	100

4.50%, 6/1/50	1,000	1,131

4.60%, 6/1/60	215	242

Brown-Forman Corp., 4.50%, 7/15/45	200	242

Campbell Soup Co., 2.50%, 8/2/22	205	211

3.65%, 3/15/23	86	91

Coca-Cola (The) Co., 1.75%, 9/6/24	80	83

2.88%, 10/27/25	3,000	3,239

3.38%, 3/25/27	760	839

Conagra Brands, Inc., 4.30%, 5/1/24	85	94

7.00%, 10/1/28	200	259

4.85%, 11/1/28	100	116

5.30%, 11/1/38	1,000	1,231

Constellation Brands, Inc., 2.65%, 11/7/22	625	645

4.40%, 11/15/25	188	212

3.60%, 2/15/28	250	272

4.65%, 11/15/28	480	551

5.25%, 11/15/48	167	211

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Food & Beverage – 0.9% continued

General Mills, Inc., 2.60%, 10/12/22	$140	$144

3.65%, 2/15/24	75	81

2.88%, 4/15/30	1,050	1,083

3.00%, 2/1/51 (4)	70	65

Hershey (The) Co., 2.30%, 8/15/26	365	384

Ingredion, Inc., 3.20%, 10/1/26	250	269

J.M. Smucker (The) Co., 3.50%, 3/15/25	500	543

4.38%, 3/15/45	250	279

Kellogg Co., 4.50%, 4/1/46	750	872

Keurig Dr. Pepper, Inc., 2.55%, 9/15/26	185	194

4.42%, 12/15/46	450	515

McCormick & Co., Inc., 2.70%, 8/15/22	160	165

Molson Coors Beverage Co., 3.00%, 7/15/26	170	181

5.00%, 5/1/42	275	316

4.20%, 7/15/46	300	312

PepsiCo, Inc., 2.75%, 4/30/25	500	533

2.38%, 10/6/26	195	206

2.63%, 3/19/27	160	170

3.00%, 10/15/27	110	119

2.75%, 3/19/30	95	99

3.60%, 8/13/42	50	54

4.25%, 10/22/44	355	413

4.60%, 7/17/45	75	92

3.45%, 10/6/46	45	47

3.38%, 7/29/49	1,000	1,030

3.63%, 3/19/50	2,000	2,188

Tyson Foods, Inc., 4.50%, 6/15/22	300	312

5.15%, 8/15/44	455	557

		30,734

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Forest & Paper Products Manufacturing – 0.0%

Georgia-Pacific LLC, 8.00%, 1/15/24	$500	$599

7.75%, 11/15/29	500	703

		1,302

Hardware – 0.2%

Dell International LLC/EMC Corp., 5.45%, 6/15/23 (4)	730	798

5.85%, 7/15/25 (4)	2,000	2,331

5.30%, 10/1/29 (4)	225	263

8.35%, 7/15/46 (4)	900	1,366

Hewlett Packard Enterprise Co., 4.40%, 10/15/22	830	872

4.65%, 10/1/24	1,315	1,468

1.75%, 4/1/26	160	160

6.35%, 10/15/45	200	260

HP, Inc., 4.05%, 9/15/22	25	26

6.00%, 9/15/41	275	346

NetApp, Inc., 3.30%, 9/29/24	160	172

		8,062

Health Care Facilities & Services – 0.6%

Advocate Health & Hospitals Corp., 3.01%, 6/15/50	265	252

AHS Hospital Corp., 5.02%, 7/1/45	100	128

AmerisourceBergen Corp., 3.25%, 3/1/25	135	145

4.25%, 3/1/45	60	65

4.30%, 12/15/47	1,000	1,105

Ascension Health, 2.53%, 11/15/29	750	769

Cardinal Health, Inc., 3.75%, 9/15/25	250	274

4.60%, 3/15/43	35	38

4.50%, 11/15/44	710	763

Cigna Corp., 4.38%, 10/15/28	3,300	3,758

4.80%, 7/15/46	580	693

CommonSpirit Health, 3.82%, 10/1/49	1,000	1,054

CVS Health Corp., 2.75%, 12/1/22	850	878

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Health Care Facilities & Services – 0.6% continued

3.70%, 3/9/23	$4	$4

3.38%, 8/12/24	250	269

3.88%, 7/20/25	308	340

4.30%, 3/25/28	669	760

3.25%, 8/15/29	1,330	1,405

4.78%, 3/25/38	170	201

5.30%, 12/5/43	750	929

5.13%, 7/20/45	1,560	1,905

5.05%, 3/25/48	155	190

Dignity Health, 5.27%, 11/1/64	200	248

HCA, Inc., 4.50%, 2/15/27	1,780	1,996

4.13%, 6/15/29	250	277

5.50%, 6/15/47	330	408

5.25%, 6/15/49	170	207

Laboratory Corp. of America Holdings, 4.70%, 2/1/45	300	341

McKesson Corp., 2.70%, 12/15/22	120	124

3.80%, 3/15/24	160	174

Memorial Sloan-Kettering Cancer Center, 4.13%, 7/1/52	100	117

NYU Langone Hospitals, 4.37%, 7/1/47	500	575

Quest Diagnostics, Inc., 3.45%, 6/1/26	115	125

Sutter Health, 4.09%, 8/15/48	500	551

		21,068

Home & Office Products Manufacturing – 0.0%

Leggett & Platt, Inc., 3.50%, 11/15/27	818	878

Home Improvement – 0.0%

Whirlpool Corp., 4.70%, 6/1/22	100	105

3.70%, 5/1/25	250	272

4.50%, 6/1/46	60	65

		442

Homebuilders – 0.0%

D.R. Horton, Inc., 2.60%, 10/15/25	510	535

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Industrial Other – 0.3%

3M Co., 3.25%, 2/14/24	$456	$491

3.05%, 4/15/30	2,000	2,122

Dover Corp., 2.95%, 11/4/29	10	11

General Electric Co., 3.45%, 5/15/24	520	558

3.45%, 5/1/27	625	679

6.75%, 3/15/32	150	201

6.15%, 8/7/37	150	197

5.88%, 1/14/38	225	291

6.88%, 1/10/39	300	421

4.50%, 3/11/44	1,175	1,305

Honeywell International, Inc., 3.35%, 12/1/23	260	280

2.50%, 11/1/26	780	829

3.81%, 11/21/47	125	138

Illinois Tool Works, Inc., 3.50%, 3/1/24	250	270

3.90%, 9/1/42	700	793

WW Grainger, Inc., 4.60%, 6/15/45	300	360

		8,946

Integrated Oils – 0.4%

BP Capital Markets America, Inc., 3.22%, 11/28/23	680	725

3.80%, 9/21/25	605	667

3.12%, 5/4/26	535	576

3.02%, 1/16/27	790	844

3.54%, 4/6/27	300	328

4.23%, 11/6/28	100	113

3.63%, 4/6/30	110	120

Chevron Corp., 2.36%, 12/5/22	270	278

2.57%, 5/16/23	170	177

2.90%, 3/3/24	60	64

3.33%, 11/17/25	140	153

2.95%, 5/16/26	1,465	1,570

Chevron U.S.A., Inc., 5.25%, 11/15/43	1,000	1,290

Exxon Mobil Corp., 2.44%, 8/16/29	580	588

2.61%, 10/15/30	385	392

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Integrated Oils – 0.4% continued

3.00%, 8/16/39	$200	$195

3.57%, 3/6/45	590	605

4.11%, 3/1/46	485	533

4.33%, 3/19/50	1,500	1,717

3.45%, 4/15/51	1,665	1,663

		12,598

Internet Media – 0.0%

Alphabet, Inc., 2.05%, 8/15/50	75	62

2.25%, 8/15/60	1,925	1,564

		1,626

Leisure Products Manufacturing – 0.0%

Hasbro, Inc., 3.90%, 11/19/29	110	118

6.35%, 3/15/40	250	319

		437

Life Insurance – 0.3%

Aflac, Inc., 3.60%, 4/1/30	1,000	1,093

Equitable Holdings, Inc., 5.00%, 4/20/48	1,000	1,200

Globe Life, Inc., 3.80%, 9/15/22	420	436

Lincoln National Corp., 3.63%, 12/12/26	265	291

6.30%, 10/9/37	100	131

MetLife, Inc., 3.05%, 12/15/22	280	293

3.00%, 3/1/25	830	889

6.38%, 6/15/34	485	681

6.40%, 12/15/36	150	188

4.13%, 8/13/42	460	520

4.72%, 12/15/44	370	453

Primerica, Inc., 4.75%, 7/15/22	100	105

Principal Financial Group, Inc., 4.63%, 9/15/42	40	46

Prudential Financial, Inc., 3.50%, 5/15/24	85	93

5.70%, 12/14/36	200	270

3.00%, 3/10/40	1,500	1,478

(Variable, ICE LIBOR USD 3M + 3.04%), 5.20%, 3/15/44 (3)	275	293

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Life Insurance – 0.3% continued

3.91%, 12/7/47	$344	$371

3.94%, 12/7/49	335	366

Voya Financial, Inc., 4.80%, 6/15/46	1,000	1,177

		10,374

Machinery Manufacturing – 0.3%

Caterpillar Financial Services Corp., 3.75%, 11/24/23	1,000	1,087

2.15%, 11/8/24	210	220

Caterpillar, Inc., 3.40%, 5/15/24	790	852

3.80%, 8/15/42	185	207

4.30%, 5/15/44	235	277

3.25%, 9/19/49	220	225

3.25%, 4/9/50	260	265

Deere & Co., 2.60%, 6/8/22	125	128

5.38%, 10/16/29	250	311

3.75%, 4/15/50	1,500	1,681

Eaton Corp., 3.10%, 9/15/27	250	269

John Deere Capital Corp., 2.80%, 3/6/23	500	524

3.05%, 1/6/28	250	268

Parker-Hannifin Corp., 3.30%, 11/21/24	500	540

3.25%, 6/14/29	500	531

4.20%, 11/21/34	200	226

4.45%, 11/21/44	500	578

Trane Technologies Global Holding Co. Ltd., 5.75%, 6/15/43	150	202

		8,391

Managed Care – 0.3%

Aetna, Inc., 2.75%, 11/15/22	400	412

6.63%, 6/15/36	40	56

6.75%, 12/15/37	150	213

4.50%, 5/15/42	100	114

3.88%, 8/15/47	143	149

Anthem, Inc., 3.50%, 8/15/24	545	589

2.38%, 1/15/25	755	789

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Managed Care – 0.3% continued

6.38%, 6/15/37	$500	$682

4.63%, 5/15/42	525	618

3.13%, 5/15/50	300	285

Humana, Inc., 3.95%, 3/15/27	85	95

Kaiser Foundation Hospitals, 3.27%, 11/1/49	500	512

UnitedHealth Group, Inc., 3.35%, 7/15/22	1,255	1,303

3.50%, 2/15/24	40	43

3.75%, 7/15/25	655	725

3.45%, 1/15/27	1,500	1,661

2.88%, 8/15/29	160	169

5.80%, 3/15/36	250	338

6.63%, 11/15/37	640	945

6.88%, 2/15/38	170	255

4.75%, 7/15/45	500	624

3.13%, 5/15/60	1,000	978

		11,555

Mass Merchants – 0.3%

Costco Wholesale Corp., 2.75%, 5/18/24	750	802

Dollar General Corp., 3.25%, 4/15/23	900	947

Dollar Tree, Inc., 3.70%, 5/15/23	165	175

Target Corp., 2.25%, 4/15/25	1,000	1,047

Walmart, Inc., 2.35%, 12/15/22	500	517

3.30%, 4/22/24	625	673

3.55%, 6/26/25	180	198

3.25%, 7/8/29	1,000	1,093

2.38%, 9/24/29	2,185	2,235

3.95%, 6/28/38	500	577

5.00%, 10/25/40	275	354

4.30%, 4/22/44	145	175

3.63%, 12/15/47	70	77

		8,870

Medical Equipment & Devices Manufacturing – 0.4%

Abbott Laboratories, 2.95%, 3/15/25	1,000	1,070

1.15%, 1/30/28	565	542

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Medical Equipment & Devices Manufacturing – 0.4% continued

4.75%, 11/30/36	$555	$686

4.75%, 4/15/43	650	827

Agilent Technologies, Inc., 3.20%, 10/1/22	169	175

3.88%, 7/15/23	250	266

Baxter International, Inc., 3.50%, 8/15/46	350	363

Becton Dickinson and Co., 4.69%, 12/15/44	239	284

4.67%, 6/6/47	1,000	1,190

Boston Scientific Corp., 3.85%, 5/15/25	128	141

7.38%, 1/15/40	540	821

Medtronic, Inc., 3.50%, 3/15/25	232	254

4.38%, 3/15/35	913	1,097

4.63%, 3/15/45	406	511

Stryker Corp., 3.38%, 11/1/25	250	272

3.50%, 3/15/26	1,000	1,095

4.10%, 4/1/43	50	56

4.38%, 5/15/44	200	234

Thermo Fisher Scientific, Inc., 3.20%, 8/15/27	160	173

4.50%, 3/25/30	1,000	1,163

Zimmer Biomet Holdings, Inc., 3.15%, 4/1/22	500	511

3.55%, 4/1/25	120	130

		11,861

Metals & Mining – 0.2%

Barrick North America Finance LLC, 5.70%, 5/30/41	500	641

Newmont Corp., 5.88%, 4/1/35	100	131

4.88%, 3/15/42	150	181

Nucor Corp., 4.00%, 8/1/23	250	267

2.98%, 12/15/55 (4)	1,275	1,149

Southern Copper Corp., 3.88%, 4/23/25	100	109

7.50%, 7/27/35	300	426

6.75%, 4/16/40	90	124

5.88%, 4/23/45	1,500	1,968

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Metals & Mining – 0.2% continued

Steel Dynamics, Inc., 3.45%, 4/15/30	$500	$533

		5,529

Oil & Gas Services & Equipment – 0.1%

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 4.08%, 12/15/47	210	223

Halliburton Co., 3.80%, 11/15/25	123	135

4.85%, 11/15/35	275	309

6.70%, 9/15/38	780	1,015

7.45%, 9/15/39	160	223

4.75%, 8/1/43	15	16

		1,921

Pharmaceuticals – 1.2%

AbbVie, Inc., 3.25%, 10/1/22	1,000	1,034

3.85%, 6/15/24	1,000	1,089

3.80%, 3/15/25	750	820

3.60%, 5/14/25	155	169

3.20%, 5/14/26	250	270

4.25%, 11/14/28	145	165

3.20%, 11/21/29	225	239

4.40%, 11/6/42	415	479

4.70%, 5/14/45	4,340	5,149

Bayer U.S. Finance II LLC, 5.50%, 8/15/25 (4)	50	56

Bristol-Myers Squibb Co., 2.00%, 8/1/22	600	613

2.90%, 7/26/24	574	614

3.88%, 8/15/25	361	401

3.90%, 2/20/28	840	944

5.00%, 8/15/45	380	487

4.35%, 11/15/47	900	1,065

Eli Lilly and Co., 2.25%, 5/15/50	2,000	1,685

GlaxoSmithKline Capital, Inc., 3.38%, 5/15/23	1,000	1,062

3.88%, 5/15/28	1,000	1,131

5.38%, 4/15/34	150	198

6.38%, 5/15/38	530	775

4.20%, 3/18/43	20	23

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Pharmaceuticals – 1.2% continued

Johnson & Johnson, 2.45%, 3/1/26	$500	$532

0.95%, 9/1/27	4,000	3,886

4.38%, 12/5/33	250	302

5.95%, 8/15/37	100	141

4.85%, 5/15/41	400	507

3.70%, 3/1/46	970	1,081

Merck & Co., Inc., 2.75%, 2/10/25	805	857

3.40%, 3/7/29	1,000	1,098

3.60%, 9/15/42	25	27

3.70%, 2/10/45	60	66

2.45%, 6/24/50	1,000	882

Mylan, Inc., 5.40%, 11/29/43	585	686

Novartis Capital Corp., 2.40%, 5/17/22	170	174

3.40%, 5/6/24	290	314

2.20%, 8/14/30	1,500	1,507

4.40%, 5/6/44	250	303

Pfizer, Inc., 2.95%, 3/15/24	250	268

3.40%, 5/15/24	150	163

2.63%, 4/1/30	2,000	2,074

7.20%, 3/15/39	700	1,095

4.13%, 12/15/46	750	869

Pharmacia LLC, 6.60%, 12/1/28	125	165

Utah Acquisition Sub, Inc., 3.95%, 6/15/26	285	314

Wyeth LLC, 5.95%, 4/1/37	725	1,007

Zoetis, Inc., 3.25%, 2/1/23	500	521

3.95%, 9/12/47	450	496

4.45%, 8/20/48	40	48

		37,851

Pipeline – 0.9%

Boardwalk Pipelines L.P., 4.45%, 7/15/27	1,650	1,825

Enable Midstream Partners L.P., 4.40%, 3/15/27	90	97

4.15%, 9/15/29	115	120

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Pipeline – 0.9% continued

Enbridge Energy Partners L.P., 7.50%, 4/15/38	$50	$68

Energy Transfer Operating L.P., 4.05%, 3/15/25	25	27

4.20%, 4/15/27	560	610

5.50%, 6/1/27	266	307

5.25%, 4/15/29	255	290

6.63%, 10/15/36	900	1,102

7.50%, 7/1/38	310	408

Enterprise Products Operating LLC, 3.35%, 3/15/23	110	115

3.90%, 2/15/24	820	889

3.95%, 2/15/27	500	555

3.13%, 7/31/29	1,710	1,802

2.80%, 1/31/30	300	310

6.88%, 3/1/33	50	67

7.55%, 4/15/38	515	754

5.95%, 2/1/41	40	51

4.20%, 1/31/50	1,000	1,054

Kinder Morgan Energy Partners L.P., 4.30%, 5/1/24	170	187

7.30%, 8/15/33	175	238

6.55%, 9/15/40	205	265

7.50%, 11/15/40	305	416

6.38%, 3/1/41	35	44

5.63%, 9/1/41	310	363

5.40%, 9/1/44	250	292

Magellan Midstream Partners L.P., 5.00%, 3/1/26	500	573

5.15%, 10/15/43	20	23

MPLX L.P., 4.13%, 3/1/27	1,355	1,503

4.70%, 4/15/48	1,000	1,076

ONEOK Partners L.P., 3.38%, 10/1/22	30	31

4.90%, 3/15/25	40	44

6.65%, 10/1/36	80	100

6.20%, 9/15/43	20	24

ONEOK, Inc., 4.55%, 7/15/28	35	38

7.15%, 1/15/51	1,000	1,322

Phillips 66 Partners L.P., 3.61%, 2/15/25	76	81

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Pipeline – 0.9% continued

3.55%, 10/1/26	$470	$502

Plains All American Pipeline L.P./PAA

Finance Corp., 4.50%, 12/15/26	1,330	1,459

6.65%, 1/15/37	80	93

5.15%, 6/1/42	130	131

Sabine Pass Liquefaction LLC, 5.63%, 3/1/25	340	389

5.00%, 3/15/27	445	506

4.50%, 5/15/30	610	684

Southern Union Co., 8.25%, 11/15/29	25	33

Spectra Energy Partners L.P., 3.38%, 10/15/26	360	387

5.95%, 9/25/43	300	371

Sunoco Logistics Partners Operations L.P.,

5.95%, 12/1/25	175	204

3.90%, 7/15/26	125	134

4.95%, 1/15/43	1,000	1,015

5.30%, 4/1/44	15	16

5.35%, 5/15/45	80	84

Tennessee Gas Pipeline Co. LLC, 7.00%, 3/15/27	505	636

7.00%, 10/15/28	545	692

7.63%, 4/1/37	5	7

Williams (The) Cos., Inc., 4.55%, 6/24/24	2,000	2,204

6.30%, 4/15/40	995	1,277

5.80%, 11/15/43	200	245

		28,140

Power Generation – 0.1%

Exelon Generation Co. LLC, 4.25%, 6/15/22	250	258

6.25%, 10/1/39	2,000	2,317

5.75%, 10/1/41	430	476

		3,051

Property & Casualty Insurance – 0.5%

Alleghany Corp., 4.95%, 6/27/22	55	58

Allstate (The) Corp., 4.50%, 6/15/43	45	53

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Property & Casualty Insurance – 0.5% continued

(Variable, ICE LIBOR USD 3M + 2.12%), 6.50%, 5/15/57 (3)	$225	$289

American International Group, Inc., 3.75%, 7/10/25	895	977

4.20%, 4/1/28	460	516

3.40%, 6/30/30	485	515

4.50%, 7/16/44	30	34

4.80%, 7/10/45	15	18

4.38%, 6/30/50	1,000	1,138

4.38%, 1/15/55	105	117

Assurant, Inc., 4.90%, 3/27/28	215	245

Berkshire Hathaway Finance Corp., 5.75%, 1/15/40	255	350

4.40%, 5/15/42	100	118

4.30%, 5/15/43	440	517

Berkshire Hathaway, Inc., 2.75%, 3/15/23	30	31

3.13%, 3/15/26	1,445	1,572

Chubb (The) Corp., 6.00%, 5/11/37	50	69

6.50%, 5/15/38	85	124

Chubb INA Holdings, Inc., 3.15%, 3/15/25	295	317

3.35%, 5/3/26	1,000	1,089

6.70%, 5/15/36	50	73

4.15%, 3/13/43	100	114

Hanover Insurance Group (The), Inc., 4.50%, 4/15/26	200	226

Hartford Financial Services Group (The), Inc.,

5.95%, 10/15/36	285	371

Loews Corp., 2.63%, 5/15/23	250	259

4.13%, 5/15/43	75	81

Marsh & McLennan Cos., Inc., 3.50%, 6/3/24	75	81

3.50%, 3/10/25	385	418

3.75%, 3/14/26	75	83

4.38%, 3/15/29	260	298

5.88%, 8/1/33	880	1,155

Progressive (The) Corp., 2.45%, 1/15/27	250	263

4.20%, 3/15/48	500	580

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Property & Casualty Insurance – 0.5% continued

Transatlantic Holdings, Inc., 8.00%, 11/30/39	$70	$103

Travelers (The) Cos., Inc., 6.25%, 6/15/37	375	526

5.35%, 11/1/40	10	13

4.60%, 8/1/43	75	91

4.00%, 5/30/47	1,015	1,153

Willis North America, Inc., 2.95%, 9/15/29	2,000	2,064

		16,099

Railroad – 0.4%

Burlington Northern Santa Fe LLC, 3.75%, 4/1/24	355	385

3.40%, 9/1/24	80	87

3.00%, 4/1/25	325	350

3.65%, 9/1/25	200	220

6.20%, 8/15/36	455	629

5.75%, 5/1/40	1,145	1,529

4.38%, 9/1/42	975	1,133

5.15%, 9/1/43	280	359

CSX Corp., 3.35%, 11/1/25	50	54

3.25%, 6/1/27	270	293

3.80%, 3/1/28	500	555

6.00%, 10/1/36	100	135

6.15%, 5/1/37	190	259

6.22%, 4/30/40	365	508

5.50%, 4/15/41	50	64

3.95%, 5/1/50	1,000	1,077

Norfolk Southern Corp., 2.90%, 2/15/23	625	649

3.80%, 8/1/28	100	111

3.95%, 10/1/42	20	22

4.45%, 6/15/45	275	319

3.94%, 11/1/47	524	564

3.16%, 5/15/55	137	127

Union Pacific Corp., 4.16%, 7/15/22	437	454

3.50%, 6/8/23	80	85

3.65%, 2/15/24	524	562

3.25%, 8/15/25	30	32

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Railroad – 0.4% continued

2.75%, 3/1/26	$300	$318

3.80%, 10/1/51	1,500	1,603

		12,483
Real Estate – 0.7%

Alexandria Real Estate Equities, Inc., 3.95%, 1/15/28	2,000	2,222

American Campus Communities

Operating Partnership L.P., 3.75%, 4/15/23	250	264

4.13%, 7/1/24	100	109

American Tower Corp., 3.50%, 1/31/23	210	221

4.00%, 6/1/25	115	126

3.38%, 10/15/26	125	135

3.13%, 1/15/27	185	197

3.80%, 8/15/29	1,500	1,632

AvalonBay Communities, Inc., 2.95%, 9/15/22	50	51

4.35%, 4/15/48	500	578

Boston Properties L.P., 3.85%, 2/1/23	60	63

3.13%, 9/1/23	135	142

3.80%, 2/1/24	910	979

2.90%, 3/15/30	90	91

Brandywine Operating Partnership L.P., 4.55%, 10/1/29	235	249

Camden Property Trust, 2.95%, 12/15/22	150	155

Crown Castle International Corp., 3.15%, 7/15/23	200	212

4.30%, 2/15/29	1,000	1,118

5.20%, 2/15/49	500	605

CubeSmart L.P., 3.13%, 9/1/26	250	266

Digital Realty Trust L.P., 3.60%, 7/1/29	500	537

Duke Realty L.P., 1.75%, 7/1/30	500	465

Equinix, Inc., 2.15%, 7/15/30	2,000	1,900

ERP Operating L.P., 3.50%, 3/1/28	1,000	1,080

4.50%, 6/1/45	55	64

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Real Estate – 0.7% continued

Essex Portfolio L.P., 3.25%, 5/1/23	$50	$52

3.88%, 5/1/24	200	216

4.00%, 3/1/29	300	332

Healthcare Realty Trust, Inc., 2.40%, 3/15/30	255	248

Healthpeak Properties, Inc., 3.40%, 2/1/25	200	215

3.25%, 7/15/26	630	680

Host Hotels & Resorts L.P., 4.00%, 6/15/25	215	228

Kilroy Realty L.P., 4.38%, 10/1/25	200	220

Kimco Realty Corp., 4.25%, 4/1/45	759	814

Mid-America Apartments L.P., 3.75%, 6/15/24	100	108

Office Properties Income Trust, 4.50%, 2/1/25	150	158

Piedmont Operating Partnership L.P., 4.45%, 3/15/24	100	108

Realty Income Corp., 4.65%, 8/1/23	185	201

3.00%, 1/15/27	240	255

Simon Property Group L.P., 2.75%, 2/1/23	30	31

3.38%, 10/1/24	90	97

3.30%, 1/15/26	70	75

3.38%, 6/15/27	585	632

2.45%, 9/13/29	1,865	1,845

6.75%, 2/1/40	690	975

Ventas Realty L.P., 3.75%, 5/1/24	60	65

3.50%, 2/1/25	150	162

5.70%, 9/30/43	100	123

Welltower, Inc., 4.00%, 6/1/25	315	346

4.13%, 3/15/29	600	663

		22,310

Refining & Marketing – 0.1%

HollyFrontier Corp., 4.50%, 10/1/30	250	258

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Refining & Marketing – 0.1% continued

Marathon Petroleum Corp., 3.63%, 9/15/24	$305	$330

5.13%, 12/15/26	210	245

6.50%, 3/1/41	466	618

Phillips 66, 4.65%, 11/15/34	395	452

5.88%, 5/1/42	140	180

4.88%, 11/15/44	165	194

Valero Energy Corp., 7.50%, 4/15/32	765	1,030

		3,307

Restaurants – 0.1%

McDonald’s Corp., 3.63%, 5/1/43	209	217

4.88%, 12/9/45	542	654

4.45%, 3/1/47	350	405

4.20%, 4/1/50	400	453

Starbucks Corp., 3.85%, 10/1/23	200	215

4.30%, 6/15/45	200	219

3.50%, 11/15/50	2,000	1,996

		4,159

Retail - Consumer Discretionary – 0.5%

Advance Auto Parts, Inc., 1.75%, 10/1/27	175	172

Amazon.com, Inc., 2.50%, 11/29/22	150	155

2.40%, 2/22/23	500	518

2.80%, 8/22/24	1,000	1,071

5.20%, 12/3/25	500	588

4.80%, 12/5/34	1,050	1,318

4.95%, 12/5/44	255	333

4.25%, 8/22/57	500	596

AutoZone, Inc., 3.70%, 4/15/22	55	56

3.13%, 7/15/23	135	142

3.75%, 6/1/27	250	276

eBay, Inc., 2.75%, 1/30/23	110	114

3.60%, 6/5/27	500	544

4.00%, 7/15/42	235	248

Home Depot (The), Inc., 2.63%, 6/1/22	25	26

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Retail - Consumer Discretionary – 0.5% continued

2.13%, 9/15/26	$275	$287

2.50%, 4/15/27	495	522

3.30%, 4/15/40	2,000	2,100

5.40%, 9/15/40	680	902

5.95%, 4/1/41	405	561

4.88%, 2/15/44	405	513

3.13%, 12/15/49	155	152

Lowe’s Cos., Inc., 3.12%, 4/15/22	500	511

3.13%, 9/15/24	550	590

4.50%, 4/15/30	1,000	1,153

3.00%, 10/15/50	1,000	928

O’Reilly Automotive, Inc., 3.60%, 9/1/27	1,000	1,092

TJX (The) Cos., Inc., 2.50%, 5/15/23	205	213

2.25%, 9/15/26	105	109

		15,790

Retail - Consumer Staples – 0.1%

Archer-Daniels-Midland Co., 2.50%, 8/11/26	305	321

3.75%, 9/15/47	295	326

Bunge Ltd. Finance Corp., 3.25%, 8/15/26	615	655

Sysco Corp., 2.60%, 6/12/22	95	97

3.75%, 10/1/25	1,000	1,089

3.30%, 7/15/26	120	129

5.38%, 9/21/35	250	308

		2,925

Semiconductors – 0.5%

Altera Corp., 4.10%, 11/15/23	1,340	1,468

Applied Materials, Inc., 3.90%, 10/1/25	500	557

1.75%, 6/1/30	500	480

5.85%, 6/15/41	100	138

Broadcom, Inc., 4.75%, 4/15/29	1,285	1,444

4.15%, 11/15/30	2,270	2,453

Intel Corp., 2.70%, 12/15/22	80	83

3.70%, 7/29/25	815	898

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Semiconductors – 0.5% continued

4.00%, 12/15/32	$50	$58

4.80%, 10/1/41	80	99

3.73%, 12/8/47	578	621

4.75%, 3/25/50	1,000	1,253

3.10%, 2/15/60	220	207

4.95%, 3/25/60	255	326

KLA Corp., 4.65%, 11/1/24	300	335

Lam Research Corp., 1.90%, 6/15/30	1,000	968

Maxim Integrated Products, Inc., 3.38%, 3/15/23	50	52

NVIDIA Corp., 3.50%, 4/1/50	1,000	1,054

QUALCOMM, Inc., 3.25%, 5/20/27	720	786

4.80%, 5/20/45	795	996

Texas Instruments, Inc., 2.90%, 11/3/27	1,000	1,079

		15,355

Software & Services – 0.9%

Adobe, Inc., 1.90%, 2/1/25	250	258

2.15%, 2/1/27	265	273

Autodesk, Inc., 3.50%, 6/15/27	500	546

Citrix Systems, Inc., 4.50%, 12/1/27	200	228

Equifax, Inc., 3.30%, 12/15/22	365	380

International Business Machines Corp., 2.88%, 11/9/22	235	245

3.63%, 2/12/24	170	185

3.00%, 5/15/24	2,000	2,144

7.00%, 10/30/25	385	484

3.45%, 2/19/26	435	478

6.50%, 1/15/28	100	128

1.95%, 5/15/30	715	692

4.00%, 6/20/42	320	359

4.25%, 5/15/49	500	574

Microsoft Corp., 3.63%, 12/15/23	250	270

2.88%, 2/6/24	645	688

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Software & Services – 0.9% continued

2.40%, 8/8/26	$2,670	$2,822

3.30%, 2/6/27	1,505	1,658

2.53%, 6/1/50	870	792

2.92%, 3/17/52	820	800

2.68%, 6/1/60	723	661

3.04%, 3/17/62	1,178	1,151

Moody’s Corp., 4.88%, 2/15/24	250	276

Oracle Corp., 2.50%, 10/15/22	210	217

2.63%, 2/15/23	65	67

2.40%, 9/15/23	30	31

3.40%, 7/8/24	320	344

2.95%, 11/15/24	60	64

2.95%, 5/15/25	885	942

2.65%, 7/15/26	3,100	3,252

3.25%, 11/15/27	1,965	2,109

3.80%, 11/15/37	5	5

5.38%, 7/15/40	590	718

4.13%, 5/15/45	365	382

4.00%, 7/15/46	330	339

3.60%, 4/1/50	1,000	969

4.38%, 5/15/55	25	27

3.85%, 4/1/60	1,000	978

Roper Technologies, Inc., 1.00%, 9/15/25	2,000	1,965

3.85%, 12/15/25	220	243

3.80%, 12/15/26	235	261

		29,005

Supermarkets & Pharmacies – 0.1%

Kroger (The) Co., 3.40%, 4/15/22	400	409

2.65%, 10/15/26	1,135	1,197

7.50%, 4/1/31	200	278

6.90%, 4/15/38	100	138

5.40%, 7/15/40	400	504

Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	375	403

4.50%, 11/18/34	50	56

4.65%, 6/1/46	635	677

		3,662

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Tobacco – 0.3%

Altria Group, Inc., 4.40%, 2/14/26	$200	$226

2.63%, 9/16/26	95	99

4.80%, 2/14/29	450	518

4.25%, 8/9/42	295	301

4.50%, 5/2/43	410	428

5.38%, 1/31/44	370	430

5.95%, 2/14/49	220	274

BAT Capital Corp., 3.22%, 9/6/26	2,410	2,544

3.56%, 8/15/27	330	351

4.91%, 4/2/30	160	183

4.54%, 8/15/47	435	437

Philip Morris International, Inc., 2.50%, 11/2/22	250	258

2.63%, 3/6/23	100	104

3.38%, 8/11/25	250	272

3.88%, 8/21/42	150	158

4.13%, 3/4/43	405	438

4.88%, 11/15/43	100	119

4.25%, 11/10/44	350	389

Reynolds American, Inc., 4.45%, 6/12/25	1,065	1,181

7.25%, 6/15/37	250	320

6.15%, 9/15/43	65	78

5.85%, 8/15/45	795	935

		10,043

Transportation & Logistics – 0.2%

Cummins, Inc., 1.50%, 9/1/30	500	464

4.88%, 10/1/43	90	113

FedEx Corp., 3.40%, 2/15/28	780	850

3.90%, 2/1/35	100	109

4.10%, 4/15/43	50	54

4.10%, 2/1/45	50	54

4.95%, 10/17/48	1,000	1,215

Ryder System, Inc., 3.35%, 9/1/25	500	540

United Parcel Service, Inc., 2.35%, 5/16/22	165	169

2.50%, 4/1/23	2,000	2,084

5.20%, 4/1/40	30	39

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Transportation & Logistics – 0.2% continued

3.63%, 10/1/42	$105	$111

3.40%, 11/15/46	290	295

4.25%, 3/15/49	130	152

5.30%, 4/1/50	500	676

		6,925

Travel & Lodging – 0.0%

Marriott International, Inc., 3.13%, 6/15/26	130	136

Utilities – 1.9%

AEP Transmission Co. LLC, 4.00%, 12/1/46	200	220

3.65%, 4/1/50	500	526

Alabama Power Co., 3.85%, 12/1/42	60	65

Ameren Illinois Co., 2.70%, 9/1/22	500	513

3.25%, 3/1/25	500	535

American Water Capital Corp., 3.40%, 3/1/25	35	38

2.95%, 9/1/27	1,000	1,064

6.59%, 10/15/37	105	148

4.30%, 12/1/42	75	85

4.30%, 9/1/45	520	594

Appalachian Power Co., 7.00%, 4/1/38	75	107

Arizona Public Service Co., 3.15%, 5/15/25	500	538

4.50%, 4/1/42	230	263

4.20%, 8/15/48	250	280

Atmos Energy Corp., 4.15%, 1/15/43	250	273

4.13%, 10/15/44	75	82

Baltimore Gas and Electric Co., 2.40%, 8/15/26	130	136

3.75%, 8/15/47	475	507

Berkshire Hathaway Energy Co., 5.15%, 11/15/43	500	619

CenterPoint Energy Houston Electric LLC,

2.25%, 8/1/22	105	107

2.40%, 9/1/26	50	52

3.00%, 2/1/27	150	161

3.55%, 8/1/42	40	42

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Utilities – 1.9% continued

4.25%, 2/1/49	$500	$579

CenterPoint Energy Resources Corp., 5.85%, 1/15/41	50	63

CMS Energy Corp., 3.00%, 5/15/26	40	42

3.45%, 8/15/27	500	549

4.88%, 3/1/44	500	591

Commonwealth Edison Co., 6.45%, 1/15/38	200	279

3.80%, 10/1/42	90	97

4.60%, 8/15/43	100	118

Connecticut Light and Power (The) Co., 2.50%, 1/15/23	420	434

4.00%, 4/1/48	250	282

Consolidated Edison Co. of New York, Inc., 5.30%, 3/1/35	150	183

5.85%, 3/15/36	100	129

6.20%, 6/15/36	200	268

6.75%, 4/1/38	100	141

5.50%, 12/1/39	85	108

5.70%, 6/15/40	450	581

4.20%, 3/15/42	2,763	3,069

3.95%, 3/1/43	120	128

4.45%, 3/15/44	100	115

3.85%, 6/15/46	100	104

Dominion Energy South Carolina, Inc., 6.05%, 1/15/38	265	360

5.10%, 6/1/65	50	66

Dominion Energy, Inc., 4.25%, 6/1/28	1,000	1,129

5.25%, 8/1/33	250	301

5.95%, 6/15/35	750	978

7.00%, 6/15/38	20	28

4.90%, 8/1/41	35	42

4.05%, 9/15/42	100	108

DTE Electric Co., 4.05%, 5/15/48	500	565

DTE Energy Co., 6.38%, 4/15/33	50	65

Duke Energy Carolinas LLC, 6.45%, 10/15/32	106	140

6.10%, 6/1/37	150	199

4.25%, 12/15/41	210	239

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Utilities – 1.9% continued

3.75%, 6/1/45	$350	$373

Duke Energy Corp., 3.75%, 4/15/24	100	108

2.65%, 9/1/26	2,000	2,092

3.75%, 9/1/46	120	120

Duke Energy Florida LLC, 6.35%, 9/15/37	340	474

3.40%, 10/1/46	290	294

Duke Energy Indiana LLC, 6.12%, 10/15/35	500	652

6.35%, 8/15/38	25	35

6.45%, 4/1/39	225	318

4.90%, 7/15/43	1,000	1,201

Duke Energy Progress LLC, 4.10%, 3/15/43	200	223

Entergy Louisiana LLC, 5.40%, 11/1/24	150	173

3.05%, 6/1/31	950	1,005

Entergy Texas, Inc., 4.50%, 3/30/39	250	282

Evergy Kansas Central, Inc., 4.13%, 3/1/42	275	303

Evergy Metro, Inc., 5.30%, 10/1/41	50	62

Eversource Energy, 2.80%, 5/1/23	105	109

3.15%, 1/15/25	100	107

3.30%, 1/15/28	165	176

Exelon Corp., 5.63%, 6/15/35	75	94

5.10%, 6/15/45	100	124

Florida Power & Light Co., 5.65%, 2/1/37	335	439

5.95%, 2/1/38	150	204

5.96%, 4/1/39	250	343

5.69%, 3/1/40	30	40

4.13%, 2/1/42	250	286

4.05%, 6/1/42	100	113

3.99%, 3/1/49	1,000	1,147

Georgia Power Co., 2.85%, 5/15/22	100	103

2.65%, 9/15/29	910	928

4.30%, 3/15/42	60	67

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Utilities – 1.9% continued

4.30%, 3/15/43	$100	$112

Indiana Michigan Power Co., 6.05%, 3/15/37	200	263

ITC Holdings Corp., 3.35%, 11/15/27	200	216

MidAmerican Energy Co., 3.50%, 10/15/24	100	109

4.80%, 9/15/43	100	122

4.40%, 10/15/44	150	172

3.15%, 4/15/50	2,000	1,959

National Fuel Gas Co., 3.75%, 3/1/23	250	262

National Grid U.S.A., 5.80%, 4/1/35	425	512

National Rural Utilities Cooperative Finance Corp., 2.85%, 1/27/25	1,000	1,057

8.00%, 3/1/32	50	74

4.30%, 3/15/49	125	143

Nevada Power Co., 6.65%, 4/1/36	100	140

NextEra Energy Capital Holdings, Inc., 2.25%, 6/1/30	2,000	1,955

NiSource, Inc., 5.95%, 6/15/41	77	100

5.25%, 2/15/43	100	123

4.80%, 2/15/44	580	676

5.65%, 2/1/45	200	256

Northern States Power Co., 5.35%, 11/1/39	1,065	1,374

4.13%, 5/15/44	200	226

NSTAR Electric Co., 2.38%, 10/15/22	100	102

Oglethorpe Power Corp., 5.38%, 11/1/40	150	175

Oklahoma Gas and Electric Co., 4.15%, 4/1/47	200	218

Oncor Electric Delivery Co. LLC, 4.10%, 6/1/22	250	258

7.50%, 9/1/38	145	222

Pacific Gas and Electric Co., 4.55%, 7/1/30	3,000	3,259

4.50%, 7/1/40	1,000	1,012

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Utilities – 1.9% continued

PacifiCorp, 5.25%, 6/15/35	$50	$63

6.10%, 8/1/36	200	269

5.75%, 4/1/37	540	705

6.25%, 10/15/37	275	372

6.00%, 1/15/39	60	80

4.13%, 1/15/49	50	55

Potomac Electric Power Co., 3.60%, 3/15/24	150	161

PPL Capital Funding, Inc., 4.20%, 6/15/22	50	52

3.50%, 12/1/22	1,035	1,077

5.00%, 3/15/44	100	119

PPL Electric Utilities Corp., 6.25%, 5/15/39	275	376

4.13%, 6/15/44	100	111

Progress Energy, Inc., 7.75%, 3/1/31	50	70

Public Service Co. of Colorado, 2.25%, 9/15/22	100	102

Public Service Electric and Gas Co., 3.00%, 5/15/25	500	532

3.95%, 5/1/42	50	55

3.65%, 9/1/42	30	32

Puget Energy, Inc., 3.65%, 5/15/25	500	540

Puget Sound Energy, Inc., 6.27%, 3/15/37	75	102

5.64%, 4/15/41	340	442

San Diego Gas & Electric Co., 3.60%, 9/1/23	200	213

4.50%, 8/15/40	150	174

Sempra Energy, 2.88%, 10/1/22	60	62

2.90%, 2/1/23	500	520

3.55%, 6/15/24	250	268

3.25%, 6/15/27	150	160

6.00%, 10/15/39	250	331

Southern (The) Co., 4.40%, 7/1/46	2,000	2,221

Southern California Edison Co., 6.65%, 4/1/29	300	365

6.00%, 1/15/34	100	131

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Utilities – 1.9% continued

5.35%, 7/15/35	$586	$709

5.55%, 1/15/37	275	329

5.95%, 2/1/38	710	903

6.05%, 3/15/39	50	65

5.50%, 3/15/40	150	183

3.90%, 3/15/43	150	153

4.13%, 3/1/48	90	94

Southern California Gas Co., 3.75%, 9/15/42	250	268

4.30%, 1/15/49	125	147

Southern Co. Gas Capital Corp., 5.88%, 3/15/41	600	791

4.40%, 5/30/47	250	276

Southern Power Co., 5.25%, 7/15/43	60	68

Southwest Gas Corp., 3.80%, 9/29/46	250	256

Southwestern Electric Power Co., 2.75%, 10/1/26	130	137

4.10%, 9/15/28	250	277

3.90%, 4/1/45	170	177

Tampa Electric Co., 4.10%, 6/15/42	50	55

Union Electric Co., 3.90%, 9/15/42	50	54

4.00%, 4/1/48	250	278

Virginia Electric and Power Co., 6.00%, 5/15/37	15	20

6.35%, 11/30/37	40	56

8.88%, 11/15/38	300	515

4.65%, 8/15/43	150	180

4.45%, 2/15/44	75	88

3.80%, 9/15/47	125	135

WEC Energy Group, Inc., 3.55%, 6/15/25	235	255

Wisconsin Public Service Corp., 4.75%, 11/1/44	100	120

3.30%, 9/1/49	150	151

Xcel Energy, Inc., 6.50%, 7/1/36	100	141

		62,768

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 22.3% continued

Waste & Environment Services & Equipment – 0.1%

Republic Services, Inc., 3.38%, 11/15/27	$296	$323

3.95%, 5/15/28	550	613

Waste Management, Inc., 3.13%, 3/1/25	1,130	1,213

3.90%, 3/1/35	125	142

4.10%, 3/1/45	500	563

		2,854

Wireless Telecommunications Services – 0.9%

AT&T, Inc., 3.60%, 7/15/25	215	235

1.65%, 2/1/28	810	783

4.30%, 2/15/30	1,405	1,581

2.75%, 6/1/31	45	45

2.25%, 2/1/32	2,030	1,929

2.55%, 12/1/33 (4)	2,368	2,245

6.25%, 3/29/41	175	232

5.55%, 8/15/41	200	248

5.15%, 3/15/42	55	66

4.85%, 7/15/45	45	52

4.75%, 5/15/46	120	137

5.15%, 11/15/46	1,292	1,566

4.50%, 3/9/48	260	285

5.15%, 2/15/50	170	205

3.65%, 6/1/51	1,000	965

3.80%, 12/1/57 (4)	2,536	2,402

3.85%, 6/1/60	230	219

T-Mobile U.S.A., Inc., 3.75%, 4/15/27 (4)	3,000	3,279

3.88%, 4/15/30 (4)	1,000	1,090

4.50%, 4/15/50 (4)	2,000	2,241

Verizon Communications, Inc., 2.63%, 8/15/26	1,635	1,728

4.13%, 3/16/27	500	566

4.33%, 9/21/28	1,650	1,888

4.02%, 12/3/29	1,305	1,458

1.68%, 10/30/30 (4)	432	401

4.52%, 9/15/48	2,000	2,313

2.99%, 10/30/56 (4)	1,757	1,545

		29,704
Total Corporate Bonds
(Cost $694,101)		725,640

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 7.1%

Advertising & Marketing – 0.0%

WPP Finance 2010, 3.75%, 9/19/24	$150	$163

Auto Parts Manufacturing – 0.0%

Aptiv PLC, 4.25%, 1/15/26	1,000	1,123

Banks – 0.4%

BPCE S.A., 4.00%, 4/15/24	250	273

Cooperatieve Rabobank U.A., 3.95%, 11/9/22	250	263

4.63%, 12/1/23	1,000	1,095

3.38%, 5/21/25	500	544

5.75%, 12/1/43	250	335

Credit Suisse A.G., 3.63%, 9/9/24	750	813

Lloyds Banking Group PLC, (Variable, ICE LIBOR USD 3M + 0.81%), 2.91%, 11/7/23 (3)	105	109

4.58%, 12/10/25	2,095	2,338

4.34%, 1/9/48	500	543

National Australia Bank Ltd., 3.00%, 1/20/23	1,000	1,046

3.38%, 1/14/26	1,000	1,092

Santander UK PLC, 4.00%, 3/13/24	250	273

Sumitomo Mitsui Banking Corp., 3.00%, 1/18/23	210	219

3.65%, 7/23/25	500	547

Svenska Handelsbanken AB, 3.90%, 11/20/23	250	272

Toronto-Dominion Bank (The), 3.25%, 3/11/24	500	538

Westpac Banking Corp., 2.85%, 5/13/26	1,000	1,067

2.70%, 8/19/26	1,000	1,061

3.35%, 3/8/27	500	548

		12,976

Cable & Satellite – 0.0%

Grupo Televisa S.A.B., 6.63%, 1/15/40	570	731

Casinos & Gaming – 0.0%

Sands China Ltd., 5.40%, 8/8/28	1,000	1,142

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 7.1% continued

Chemicals – 0.1%

LYB International Finance B.V.,

4.00%, 7/15/23	$185	$199

5.25%, 7/15/43	565	685

LyondellBasell Industries N.V.,

4.63%, 2/26/55	35	39

Nutrien Ltd., 3.15%, 10/1/22	200	207

3.00%, 4/1/25	180	191

5.88%, 12/1/36	50	65

5.63%, 12/1/40	250	319

6.13%, 1/15/41	100	134

		1,839

Commercial Finance – 0.0%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

3.50%, 1/15/25	389	408

Design, Manufacturing & Distribution – 0.0%

Flex Ltd.,

5.00%, 2/15/23	572	614

Diversified Banks – 1.1%

Banco Santander S.A.,

3.31%, 6/27/29	1,600	1,695

Bank of Montreal,

2.35%, 9/11/22	1,000	1,031

2.55%, 11/6/22	160	165

3.30%, 2/5/24	140	150

Bank of Nova Scotia (The),

2.70%, 8/3/26	1,000	1,059

Barclays PLC,

3.68%, 1/10/23	250	256

(Variable, ICE LIBOR USD 3M + 1.36%), 4.34%, 5/16/24 (3)	800	857

(Variable, ICE LIBOR USD 3M + 1.61%), 3.93%, 5/7/25 (3)	705	761

4.38%, 1/12/26	155	173

5.20%, 5/12/26	345	390

4.34%, 1/10/28	200	222

5.25%, 8/17/45	730	901

BNP Paribas S.A.,

3.25%, 3/3/23	250	263

HSBC Holdings PLC,

(Variable, ICE LIBOR USD 3M + 1.21%), 3.80%, 3/11/25 (3)	2,000	2,159

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 7.1% continued

Diversified Banks – 1.1% continued

(Variable, U.S. SOFR + 1.40%), 2.63%, 11/7/25 (3)	$2,000	$2,090

4.30%, 3/8/26	2,000	2,237

6.50%, 9/15/37	300	398

6.80%, 6/1/38	1,150	1,574

Mitsubishi UFJ Financial Group, Inc.,

2.19%, 2/25/25	2,500	2,578

3.29%, 7/25/27	750	817

3.74%, 3/7/29	1,500	1,628

Mizuho Financial Group, Inc.,

2.60%, 9/11/22	200	206

(Variable, ICE LIBOR USD 3M + 1.00%), 3.92%, 9/11/24 (3)	3,000	3,219

(Variable, ICE LIBOR USD 3M + 1.07%), 2.59%, 5/25/31 (3)	1,000	996

Natwest Group PLC,

(Variable, ICE LIBOR USD 3M + 1.55%), 4.52%, 6/25/24 (3)	500	540

(Variable, ICE LIBOR USD 3M + 1.76%), 4.27%, 3/22/25 (3)	250	273

(Variable, ICE LIBOR USD 3M + 1.75%), 4.89%, 5/18/29 (3)	2,000	2,276

Royal Bank of Canada,

3.70%, 10/5/23	500	539

4.65%, 1/27/26	600	685

Sumitomo Mitsui Financial Group, Inc.,

2.70%, 7/16/24	2,000	2,112

2.63%, 7/14/26	1,000	1,048

3.54%, 1/17/28	1,250	1,352

		34,650

Electrical Equipment Manufacturing – 0.0%

Johnson Controls International PLC,

4.63%, 7/2/44	105	123

5.13%, 9/14/45	35	43

4.95%, 7/2/64	110	133

Tyco Electronics Group S.A.,

7.13%, 10/1/37	50	73

		372

Exploration & Production – 0.1%

Burlington Resources LLC,

7.20%, 8/15/31	320	448

Canadian Natural Resources Ltd.,

3.85%, 6/1/27	1,695	1,833

7.20%, 1/15/32	15	20

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 7.1% continued

Exploration & Production – 0.1% continued

6.45%, 6/30/33	$135	$171

6.75%, 2/1/39	200	264

		2,736

Financial Services – 0.2%

Brookfield Finance, Inc.,

4.35%, 4/15/30	2,000	2,256

Credit Suisse Group A.G.,

4.55%, 4/17/26	1,740	1,946

4.88%, 5/15/45	500	593

GE Capital International Funding Co. Unlimited Co.,

3.37%, 11/15/25	205	222

4.42%, 11/15/35	1,000	1,146

Invesco Finance PLC,

4.00%, 1/30/24	100	109

3.75%, 1/15/26	1,000	1,098

		7,370

Food & Beverage – 0.0%

Coca-Cola Femsa S.A.B. de C.V.,

5.25%, 11/26/43	150	187

Diageo Capital PLC,

3.88%, 4/29/43	175	196

		383

Government Agencies – 0.1%

FMS Wertmanagement,

2.75%, 3/6/23	1,500	1,572

Government Development Banks – 0.7%

Export Development Canada,

2.75%, 3/15/23	1,000	1,049

Export-Import Bank of Korea,

2.63%, 5/26/26	1,000	1,069

Japan Bank for International Cooperation,

2.38%, 11/16/22	1,000	1,033

2.50%, 5/23/24	2,000	2,117

2.75%, 11/16/27	2,000	2,142

3.50%, 10/31/28	750	844

Korea Development Bank (The),

3.00%, 9/14/22	215	223

3.38%, 3/12/23	300	317

Kreditanstalt fuer Wiederaufbau,

2.13%, 6/15/22	1,000	1,023

2.00%, 10/4/22	250	257

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 7.1% continued

Government Development Banks – 0.7% continued

2.13%, 1/17/23	$1,000	$1,034

2.63%, 2/28/24	1,000	1,064

1.38%, 8/5/24	3,000	3,084

0.38%, 7/18/25	1,500	1,469

2.88%, 4/3/28	1,215	1,327

0.00%, 4/18/36 (9)	500	355

Landwirtschaftliche Rentenbank,

2.00%, 1/13/25	1,000	1,048

2.38%, 6/10/25	1,000	1,066

Svensk Exportkredit AB,

0.75%, 4/6/23	2,000	2,018

		22,539

Government Regional – 0.4%

Province of Alberta Canada,

3.35%, 11/1/23	2,000	2,148

Province of British Columbia Canada,

2.00%, 10/23/22	300	308

7.25%, 9/1/36	175	269

Province of Manitoba Canada,

2.10%, 9/6/22	100	103

Province of Ontario Canada,

2.45%, 6/29/22	500	514

3.40%, 10/17/23	2,000	2,150

3.20%, 5/16/24	4,000	4,328

2.50%, 4/27/26	500	533

Province of Quebec Canada,

2.63%, 2/13/23	875	913

7.50%, 7/15/23	300	347

7.13%, 2/9/24	100	118

2.50%, 4/9/24	91	96

2.88%, 10/16/24	250	269

7.50%, 9/15/29	375	532

Province of Saskatchewan Canada,

8.50%, 7/15/22	200	220

		12,848

Integrated Oils – 0.4%

BP Capital Markets PLC,

3.99%, 9/26/23	30	33

3.28%, 9/19/27	385	416

Ecopetrol S.A.,

4.13%, 1/16/25	1,000	1,067

Equinor ASA,

2.45%, 1/17/23	280	290

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 7.1% continued

Integrated Oils – 0.4% continued

7.75%, 6/15/23	$350	$404

3.25%, 11/10/24	125	135

3.13%, 4/6/30	2,000	2,113

2.38%, 5/22/30	370	369

4.25%, 11/23/41	350	393

Husky Energy, Inc., 4.40%, 4/15/29	85	91

Shell International Finance B.V., 2.25%, 1/6/23	345	357

2.88%, 5/10/26	100	107

2.50%, 9/12/26	1,335	1,401

2.38%, 11/7/29	25	25

4.13%, 5/11/35	1,010	1,148

3.63%, 8/21/42	430	461

4.55%, 8/12/43	60	71

4.38%, 5/11/45	390	453

3.75%, 9/12/46	230	245

3.13%, 11/7/49	290	279

Suncor Energy, Inc., 7.15%, 2/1/32	200	271

5.95%, 12/1/34	50	62

5.95%, 5/15/35	430	537

6.80%, 5/15/38	130	178

Total Capital International S.A., 3.70%, 1/15/24	415	451

3.75%, 4/10/24	330	362

2.83%, 1/10/30	2,000	2,079

		13,798

Internet Media – 0.0%

Baidu, Inc., 3.50%, 11/28/22	200	209

Life Insurance – 0.0%

AXA S.A., 8.60%, 12/15/30	75	115

Machinery Manufacturing – 0.0%

Trane Technologies Luxembourg Finance S.A., 3.50%, 3/21/26	250	271

4.65%, 11/1/44	35	41

		312

Medical Equipment & Devices Manufacturing – 0.1%

DH Europe Finance II S.a.r.l., 2.60%, 11/15/29	2,000	2,043

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 7.1% continued

Medical Equipment & Devices Manufacturing – 0.1% continued

Koninklijke Philips N.V., 6.88%, 3/11/38	$225	$329

5.00%, 3/15/42	100	126

		2,498

Metals & Mining – 0.1%

BHP Billiton Finance U.S.A. Ltd., 4.13%, 2/24/42	600	681

Rio Tinto Alcan, Inc., 6.13%, 12/15/33	100	138

5.75%, 6/1/35	100	134

Rio Tinto Finance U.S.A. PLC, 4.75%, 3/22/42	150	186

4.13%, 8/21/42	300	343

		1,482

Pharmaceuticals – 0.1%

AstraZeneca PLC, 3.13%, 6/12/27	100	108

1.38%, 8/6/30	1,000	917

6.45%, 9/15/37	450	638

4.00%, 9/18/42	250	277

Sanofi, 3.63%, 6/19/28	250	278

Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	225	242

Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23	300	328

3.18%, 7/9/50	204	193

		2,981

Pipeline – 0.1%

Enbridge, Inc., 4.50%, 6/10/44	40	43

TransCanada PipeLines Ltd., 5.85%, 3/15/36	200	252

6.20%, 10/15/37	445	576

4.75%, 5/15/38	1,003	1,149

6.10%, 6/1/40	375	486

		2,506

Property & Casualty Insurance – 0.1%

Aon PLC, 3.50%, 6/14/24	500	537

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 7.1% continued

Property & Casualty Insurance – 0.1% continued

Arch Capital Group Ltd., 3.64%, 6/30/50	$500	$500

Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	270	294

Fairfax Financial Holdings Ltd., 4.85%, 4/17/28	250	278

XLIT Ltd., 4.45%, 3/31/25	210	234

5.25%, 12/15/43	250	321

		2,164

Railroad – 0.0%

Canadian National Railway Co., 2.75%, 3/1/26	250	265

6.90%, 7/15/28	25	33

6.25%, 8/1/34	15	21

6.20%, 6/1/36	40	56

6.38%, 11/15/37	20	28

Canadian Pacific Railway Co., 5.95%, 5/15/37	710	951

		1,354

Retail – Consumer Discretionary – 0.1%

Alibaba Group Holding Ltd., 3.40%, 12/6/27	335	359

4.40%, 12/6/57	2,000	2,284

		2,643

Semiconductors – 0.1%

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27	2,090	2,270

NXP B.V./NXP Funding LLC/NXP U.S.A., Inc., 3.40%, 5/1/30 (4)	2,000	2,107

		4,377

Software & Services – 0.0%

Thomson Reuters Corp., 5.50%, 8/15/35	150	187

5.65%, 11/23/43	285	358

		545

Sovereigns – 1.1%

Canada Government International Bond, 2.00%, 11/15/22	500	515

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 7.1% continued

Sovereigns – 1.1% continued

Chile Government International Bond, 3.13%, 1/21/26	$500	$537

3.50%, 1/25/50	210	213

Colombia Government International Bond, 4.50%, 1/28/26	500	549

7.38%, 9/18/37	350	462

6.13%, 1/18/41	250	296

5.63%, 2/26/44	500	566

5.00%, 6/15/45	1,500	1,595

4.13%, 5/15/51	1,000	950

Hungary Government International Bond, 5.75%, 11/22/23	2,000	2,260

5.38%, 3/25/24	390	442

Indonesia Government International Bond, 3.50%, 1/11/28	500	536

5.35%, 2/11/49	1,000	1,243

Israel Government International Bond, 4.00%, 6/30/22	250	261

4.50%, 1/30/43	200	241

3.88%, 7/3/50	1,500	1,649

Korea International Bond, 3.88%, 9/11/23	200	216

2.75%, 1/19/27	200	215

3.50%, 9/20/28	500	553

Mexico Government International Bond, 4.00%, 10/2/23	150	161

3.75%, 1/11/28	1,000	1,069

3.25%, 4/16/30	2,000	2,015

7.50%, 4/8/33	100	134

6.75%, 9/27/34	750	959

6.05%, 1/11/40	820	981

4.75%, 3/8/44	1,000	1,050

5.55%, 1/21/45	500	575

4.60%, 1/23/46	500	509

4.35%, 1/15/47	500	494

Panama Government International Bond, 4.00%, 9/22/24	575	626

3.75%, 3/16/25	500	545

3.88%, 3/17/28	500	546

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 7.1% continued

Sovereigns – 1.1% continued

6.70%, 1/26/36	$550	$740

4.50%, 5/15/47	250	276

4.50%, 4/1/56	1,000	1,091

Peruvian Government International Bond, 7.35%, 7/21/25	500	617

6.55%, 3/14/37	500	677

5.63%, 11/18/50	600	791

Philippine Government International Bond, 4.20%, 1/21/24	1,000	1,094

10.63%, 3/16/25	500	684

5.50%, 3/30/26	200	241

7.75%, 1/14/31	500	726

6.38%, 10/23/34	500	685

5.00%, 1/13/37	500	614

3.70%, 2/2/42	500	522

Republic of Italy Government International Bond, 2.88%, 10/17/29	2,000	2,026

5.38%, 6/15/33	175	213

Republic of Poland Government International Bond, 3.00%, 3/17/23	1,000	1,049

4.00%, 1/22/24	150	164

Uruguay Government International Bond, 7.63%, 3/21/36	250	382

4.13%, 11/20/45	400	444

5.10%, 6/18/50	750	927

		36,926

Supermarkets & Pharmacies – 0.0%

Koninklijke Ahold Delhaize N.V., 5.70%, 10/1/40	116	152

Supranationals – 1.5%

African Development Bank, 3.00%, 9/20/23	750	798

Asian Development Bank, 0.63%, 4/7/22	2,000	2,009

2.50%, 11/2/27	500	534

1.88%, 1/24/30	5,000	5,045

Asian Infrastructure Investment Bank (The), 0.50%, 5/28/25	2,000	1,977

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 7.1% continued

Supranationals – 1.5% continued

Corp. Andina de Fomento, 4.38%, 6/15/22	$613	$638

European Bank for Reconstruction & Development, 2.75%, 3/7/23	500	524

European Investment Bank, 2.50%, 3/15/23	2,500	2,610

0.25%, 9/15/23	2,000	1,997

3.25%, 1/29/24	250	270

2.63%, 3/15/24	2,000	2,129

2.25%, 6/24/24	2,000	2,111

2.50%, 10/15/24	1,000	1,068

2.13%, 4/13/26	1,500	1,581

4.88%, 2/15/36	200	267

Inter-American Development Bank, 1.75%, 9/14/22	400	409

2.50%, 1/18/23	5,000	5,204

3.00%, 2/21/24	150	161

2.13%, 1/15/25	500	527

2.00%, 6/2/26	1,000	1,046

3.13%, 9/18/28	1,000	1,108

3.88%, 10/28/41	200	241

International Bank for Reconstruction & Development, 2.50%, 11/25/24	600	641

2.13%, 3/3/25	700	739

0.63%, 4/22/25	3,000	2,987

0.38%, 7/28/25	5,000	4,895

2.50%, 7/29/25	500	534

0.50%, 10/28/25	3,000	2,944

4.75%, 2/15/35	25	32

International Finance Corp., 2.88%, 7/31/23	2,000	2,118

Nordic Investment Bank, 2.25%, 5/21/24	1,000	1,055

		48,199

Wireless Telecommunications Services – 0.2%

America Movil S.A.B. de C.V., 3.13%, 7/16/22	295	305

6.13%, 11/15/37	505	671

Orange S.A., 9.00%, 3/1/31	610	943

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 7.1% continued

Wireless Telecommunications Services – 0.2% continued

Rogers Communications, Inc., 3.00%, 3/15/23	$80	$83

3.63%, 12/15/25	1,000	1,091

4.50%, 3/15/43	45	49

5.45%, 10/1/43	130	161

Vodafone Group PLC, 4.13%, 5/30/25	895	1,000

7.88%, 2/15/30	15	21

6.15%, 2/27/37	1,065	1,417

4.38%, 2/19/43	95	106

5.25%, 5/30/48	135	168

		6,015

Wireline Telecommunications Services – 0.1%

Bell Canada, 4.46%, 4/1/48	500	574

British Telecommunications PLC, 9.63%, 12/15/30	100	154

Deutsche Telekom International Finance B.V., 8.75%, 6/15/30	400	593

Telefonica Emisiones S.A., 4.57%, 4/27/23	240	259

4.10%, 3/8/27	1,010	1,129

5.21%, 3/8/47	320	374

5.52%, 3/1/49	500	609

		3,692
Total Foreign Issuer Bonds
(Cost $222,126)		231,434

U.S. GOVERNMENT AGENCIES – 30.1% (10)

Fannie Mae – 13.6%

2.25%, 4/12/22	3,000	3,066

0.25%, 5/22/23	3,000	3,004

0.25%, 7/10/23	1,000	1,001

2.88%, 9/12/23	1,500	1,596

0.25%, 11/27/23	4,000	3,995

1.75%, 7/2/24	2,000	2,086

2.63%, 9/6/24	1,000	1,075

0.50%, 6/17/25	4,000	3,960

0.50%, 11/7/25	500	492

2.13%, 4/24/26	1,000	1,057

7.13%, 1/15/30	1,500	2,159

6.63%, 11/15/30	200	285

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

5.63%, 7/15/37	$500	$735

Fannie Mae-Aces, Series 2012-M17, Class A2, 2.18%, 11/25/22	115	118

Fannie Mae-Aces, Series 2012-M2, Class A2, 2.72%, 2/25/22	50	51

Fannie Mae-Aces, Series 2012-M4, Class 1A2, 2.98%, 4/25/22	37	38

Fannie Mae-Aces, Series 2012-M5, Class A2, 2.72%, 2/25/22	40	40

Fannie Mae-Aces, Series 2012-M9, Class A2, 2.48%, 4/25/22	75	76

Fannie Mae-Aces, Series 2013-M14, Class A2, 3.33%, 10/25/23	138	145

Fannie Mae-Aces, Series 2013-M6, Class 2A, 2.53%, 3/25/23(1) (2)	79	81

Fannie Mae-Aces, Series 2013-M9, Class A2, 2.39%, 1/25/23	61	62

Fannie Mae-Aces, Series 2014-M13, Class A2, 3.02%, 8/25/24	90	96

Fannie Mae-Aces, Series 2014-M3, Class A2, 3.50%, 1/25/24	210	224

Fannie Mae-Aces, Series 2014-M9, Class A2, 3.10%, 7/25/24	90	96

Fannie Mae-Aces, Series 2015-M1, Class A2, 2.53%, 9/25/24	140	146

Fannie Mae-Aces, Series 2015-M11, Class A2, 2.82%, 4/25/25(1) (2)	500	534

Fannie Mae-Aces, Series 2015-M3, Class A2, 2.72%, 10/25/24	228	240

Fannie Mae-Aces, Series 2016-M3, Class A2, 2.70%, 2/25/26	98	104

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Fannie Mae-Aces, Series 2016-M4, Class A2, 2.58%, 3/25/26	$100	$106

Fannie Mae-Aces, Series 2016-M5, Class A2, 2.47%, 4/25/26	250	263

Fannie Mae-Aces, Series 2016-M7, Class AV2, 2.16%, 10/25/23	230	236

Fannie Mae-Aces, Series 2016-M9, Class A2, 2.29%, 6/25/26	100	103

Fannie Mae-Aces, Series 2017-M1, Class A2, 2.42%, 10/25/26(1) (2)	93	98

Fannie Mae-Aces, Series 2017-M11, Class A2, 2.98%, 8/25/29	125	135

Fannie Mae-Aces, Series 2017-M14, Class A2, 2.87%, 11/25/27(1) (2)	250	268

Fannie Mae-Aces, Series 2017-M2, Class A2, 2.81%, 2/25/27(1) (2)	99	107

Fannie Mae-Aces, Series 2017-M4, Class A2, 2.59%, 12/25/26(1) (2)	149	159

Fannie Mae-Aces, Series 2017-M5, Class A2, 3.16%, 4/25/29(1) (2)	125	138

Fannie Mae-Aces, Series 2017-M8, Class A2, 3.06%, 5/25/27	300	327

Fannie Mae-Aces, Series 2018-M1, Class A2, 2.98%, 12/25/27(1) (2)	250	273

Fannie Mae-Aces, Series 2018-M10, Class A2, 3.37%, 7/25/28(1) (2)	200	224

Fannie Mae-Aces, Series 2018-M12, Class A2, 3.64%, 8/25/30(1) (2)	110	126

Fannie Mae-Aces, Series 2018-M13, Class A2, 3.70%, 9/25/30(1) (2)	200	229

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Fannie Mae-Aces, Series 2018-M14, Class A2, 3.58%, 8/25/28(1) (2)	$700	$792

Fannie Mae-Aces, Series 2018-M2, Class A2, 2.90%, 1/25/28(1) (2)	125	136

Fannie Mae-Aces, Series 2018-M3, Class A2, 3.09%, 2/25/30(1) (2)	100	110

Fannie Mae-Aces, Series 2018-M4, Class A2, 3.05%, 3/25/28(1) (2)	100	110

Fannie Mae-Aces, Series 2018-M8, Class A2, 3.33%, 6/25/28(1) (2)	100	111

Fannie Mae-Aces, Series 2019-M1, Class A2, 3.55%, 9/25/28(1) (2)	650	732

Fannie Mae-Aces, Series 2019-M18, Class A2, 2.47%, 8/25/29	200	211

Fannie Mae-Aces, Series 2019-M4, Class A2, 3.61%, 2/25/31	150	170

Fannie Mae-Aces, Series 2019-M7, Class A2, 3.14%, 4/25/29	200	219

Fannie Mae-Aces, Series 2019-M9, Class A2, 2.94%, 4/25/29	200	218

Fannie Mae-Aces, Series 2020-M1, Class A2, 2.44%, 10/25/29	150	157

Fannie Mae-Aces, Series 2020-M20, Class A2, 1.44%, 10/25/29	500	486

Fannie Mae-Aces, Series 2020-M29, Class A2, 1.49%, 5/25/30	500	479

Fannie Mae-Aces, Series 2020-M42, Class A2, 1.27%, 7/25/30	200	189

Fannie Mae-Aces, Series 2020-M46, Class A2, 1.32%, 5/25/30	500	479

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Fannie Mae-Aces, Series 2020-M52, Class A2, 1.32%, 10/25/30(1) (2)	$350	$332

Pool #256792, 6.50%, 6/1/22	3	3

Pool #256925, 6.00%, 10/1/37	10	12

Pool #256959, 6.00%, 11/1/37	63	75

Pool #257042, 6.50%, 1/1/38	134	159

Pool #257106, 4.50%, 1/1/28	2	2

Pool #257237, 4.50%, 6/1/28	16	17

Pool #707791, 5.00%, 6/1/33	66	77

Pool #725425, 5.50%, 4/1/34	27	31

Pool #730811, 4.50%, 8/1/33	62	69

Pool #735222, 5.00%, 2/1/35	16	18

Pool #735358, 5.50%, 2/1/35	69	80

Pool #735502, 6.00%, 4/1/35	9	11

Pool #737853, 5.00%, 9/1/33	131	152

Pool #745336, 5.00%, 3/1/36	315	366

Pool #745418, 5.50%, 4/1/36	23	27

Pool #745754, 5.00%, 9/1/34	197	228

Pool #745826, 6.00%, 7/1/36	84	100

Pool #747383, 5.50%, 10/1/33	58	64

Pool #755632, 5.00%, 4/1/34	50	57

Pool #772730, 5.00%, 4/1/34	51	58

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #790406, 6.00%, 9/1/34	$35	$42

Pool #793666, 5.50%, 9/1/34	35	39

Pool #796250, 5.50%, 11/1/34	30	34

Pool #800471, 5.50%, 10/1/34	154	180

Pool #817795, 6.00%, 8/1/36	15	17

Pool #826057, 5.00%, 7/1/35	41	47

Pool #826585, 5.00%, 8/1/35	73	84

Pool #828523, 5.00%, 7/1/35	31	36

Pool #831676, 6.50%, 8/1/36	9	11

Pool #833067, 5.50%, 9/1/35	119	139

Pool #833163, 5.00%, 9/1/35	43	50

Pool #845425, 6.00%, 2/1/36	30	35

Pool #868435, 6.00%, 4/1/36	74	87

Pool #869710, 6.00%, 4/1/36	30	36

Pool #871135, 6.00%, 1/1/37	25	29

Pool #880505, 6.00%, 8/1/21(11)	—	—

Pool #881818, 6.50%, 8/1/36	20	23

Pool #885769, 6.00%, 6/1/36	3	3

Pool #885866, 6.00%, 6/1/36	70	82

Pool #888100, 5.50%, 9/1/36	107	125

Pool #888205, 6.50%, 2/1/37	25	30

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #889224, 5.50%, 1/1/37	$124	$145

Pool #889390, 6.00%, 3/1/23	3	3

Pool #889401, 6.00%, 3/1/38	55	65

Pool #889415, 6.00%, 5/1/37	246	295

Pool #889579, 6.00%, 5/1/38	115	137

Pool #889630, 6.50%, 3/1/38	15	17

Pool #889970, 5.00%, 12/1/36	88	103

Pool #890234, 6.00%, 10/1/38	59	71

Pool #890329, 4.00%, 4/1/26	430	458

Pool #890796, 3.50%, 12/1/45	1,938	2,088

Pool #893363, 5.00%, 6/1/36	25	28

Pool #893366, 5.00%, 4/1/35	36	42

Pool #898417, 6.00%, 10/1/36	15	18

Pool #899079, 5.00%, 3/1/37	28	32

Pool #902414, 5.50%, 11/1/36	70	81

Pool #906090, 5.50%, 1/1/37	73	84

Pool #910147, 5.00%, 3/1/22	1	1

Pool #912414, 4.50%, 1/1/22	3	3

Pool #918515, 5.00%, 6/1/37	46	53

Pool #923123, 5.00%, 4/1/36	9	10

Pool #923166, 7.50%, 1/1/37	5	6

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #928261, 4.50%, 3/1/36	$51	$57

Pool #928584, 6.50%, 8/1/37	202	240

Pool #928909, 6.00%, 12/1/37	1	1

Pool #928915, 6.00%, 11/1/37	6	7

Pool #930606, 4.00%, 2/1/39	272	299

Pool #931195, 4.50%, 5/1/24	36	38

Pool #932023, 5.00%, 1/1/38	48	55

Pool #932741, 4.50%, 4/1/40	209	235

Pool #934466, 5.50%, 9/1/23	16	17

Pool #940623, 5.50%, 8/1/37	15	17

Pool #943388, 6.00%, 6/1/37	99	118

Pool #943617, 6.00%, 8/1/37	51	61

Pool #945876, 5.50%, 8/1/37	5	6

Pool #947216, 6.00%, 10/1/37	33	40

Pool #949391, 5.50%, 8/1/22(11)	—	—

Pool #953018, 6.50%, 10/1/37	41	46

Pool #953910, 6.00%, 11/1/37	25	30

Pool #955771, 6.50%, 10/1/37	35	39

Pool #959604, 6.50%, 11/1/37	8	9

Pool #959880, 5.50%, 11/1/37	14	17

Pool #962687, 5.00%, 4/1/38	63	73

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #963735, 4.50%, 6/1/23	$16	$17

Pool #965389, 6.00%, 10/1/23	13	13

Pool #968037, 6.00%, 1/1/38	25	28

Pool #969632, 6.50%, 1/1/38	17	19

Pool #970013, 4.50%, 6/1/38	73	80

Pool #972452, 5.50%, 3/1/38	84	98

Pool #975365, 5.00%, 6/1/23	7	7

Pool #976963, 5.50%, 2/1/38	747	874

Pool #981704, 5.00%, 6/1/23	23	24

Pool #981854, 5.50%, 7/1/38	31	36

Pool #984075, 4.50%, 6/1/23	6	6

Pool #986760, 5.50%, 7/1/38	183	215

Pool #992472, 6.00%, 10/1/38	9	10

Pool #992491, 4.50%, 10/1/23	10	11

Pool #993055, 5.50%, 12/1/38	4	4

Pool #995018, 5.50%, 6/1/38	38	45

Pool #995203, 5.00%, 7/1/35	266	309

Pool #995266, 5.00%, 12/1/23	48	51

Pool #995879, 6.00%, 4/1/39	49	58

Pool #AA0649, 5.00%, 12/1/38	179	209

Pool #AA2939, 4.50%, 4/1/39	323	364

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #AA4482, 4.00%, 4/1/39	$238	$264

Pool #AA4562, 4.50%, 9/1/39	316	356

Pool #AA8978, 4.50%, 7/1/39	83	94

Pool #AA9357, 4.50%, 8/1/39	219	246

Pool #AB1048, 4.50%, 5/1/40	309	348

Pool #AB2067, 3.50%, 1/1/41	499	541

Pool #AB2092, 4.00%, 1/1/41	280	310

Pool #AB2272, 4.50%, 2/1/41	372	420

Pool #AB2693, 4.50%, 4/1/41	251	281

Pool #AB2768, 4.50%, 4/1/41	280	316

Pool #AB3035, 5.00%, 5/1/41	439	510

Pool #AB3246, 5.00%, 7/1/41	97	113

Pool #AB4057, 4.00%, 12/1/41	948	1,050

Pool #AB4293, 3.50%, 1/1/42	535	578

Pool #AB5049, 4.00%, 4/1/42	814	893

Pool #AB6016, 3.50%, 8/1/42	363	392

Pool #AB6293, 3.50%, 9/1/27	611	659

Pool #AB6472, 2.00%, 10/1/27	268	275

Pool #AB7076, 3.00%, 11/1/42	1,561	1,660

Pool #AB7503, 3.00%, 1/1/43	622	659

Pool #AB7733, 3.00%, 1/1/43	1,236	1,309

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #AB8787, 2.00%, 3/1/28	$591	$608

Pool #AB9019, 3.00%, 4/1/43	615	653

Pool #AB9136, 2.50%, 4/1/43	67	70

Pool #AB9363, 3.50%, 5/1/43	1,598	1,736

Pool #AB9990, 3.00%, 7/1/33	140	148

Pool #AC2947, 5.50%, 9/1/39	340	383

Pool #AC2969, 5.00%, 9/1/39	1,142	1,329

Pool #AC3263, 4.50%, 9/1/29	90	100

Pool #AC3312, 4.50%, 10/1/39	512	574

Pool #AC4861, 4.50%, 11/1/24	81	85

Pool #AC5040, 4.00%, 10/1/24	48	51

Pool #AC6118, 4.50%, 11/1/39	130	146

Pool #AC6742, 4.50%, 1/1/40	560	629

Pool #AC8518, 5.00%, 12/1/39	197	228

Pool #AC9581, 5.50%, 1/1/40	497	570

Pool #AD0119, 6.00%, 7/1/38	143	170

Pool #AD0585, 4.50%, 12/1/39	309	350

Pool #AD0639, 6.00%, 12/1/38	53	63

Pool #AD0969, 5.50%, 8/1/37	195	229

Pool #AD5241, 4.50%, 7/1/40	138	155

Pool #AD5525, 5.00%, 6/1/40	203	236

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #AD5556, 4.00%, 6/1/25	$45	$48

Pool #AD7859, 5.00%, 6/1/40	123	143

Pool #AE0949, 4.00%, 2/1/41	530	583

Pool #AE0971, 4.00%, 5/1/25	29	31

Pool #AE0981, 3.50%, 3/1/41	400	432

Pool #AE1807, 4.00%, 10/1/40	605	664

Pool #AE3873, 4.50%, 10/1/40	124	139

Pool #AE5436, 4.50%, 10/1/40	134	151

Pool #AE7758, 3.50%, 11/1/25	71	75

Pool #AH0525, 4.00%, 12/1/40	548	603

Pool #AH1295, 3.50%, 1/1/26	151	161

Pool #AH3226, 5.00%, 2/1/41	47	55

Pool #AH4158, 4.00%, 1/1/41	96	106

Pool #AH4450, 3.00%, 1/1/26	77	81

Pool #AH5573, 4.00%, 2/1/41	531	588

Pool #AH5614, 3.50%, 2/1/26	145	155

Pool #AH8854, 4.50%, 4/1/41	189	213

Pool #AI1247, 4.00%, 4/1/26	66	70

Pool #AI3470, 4.50%, 6/1/41	209	235

Pool #AI4361, (Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 8.15% Cap), 2.36%, 9/1/41(2)	5	5

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #AI4380, (Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 7.88% Cap), 2.18%, 11/1/41(2)	$9	$9

Pool #AI5603, 4.50%, 7/1/41	124	140

Pool #AI7743, 4.00%, 8/1/41	92	101

Pool #AI9137, 2.50%, 11/1/27	781	816

Pool #AI9555, 4.00%, 9/1/41	267	293

Pool #AI9828, (Floating, ICE LIBOR USD 1Y + 1.82%, 1.82% Floor, 7.99% Cap), 2.25%, 11/1/41(2)	10	11

Pool #AJ4093, 3.50%, 10/1/26	37	40

Pool #AJ4408, 4.50%, 10/1/41	95	107

Pool #AJ6086, 3.00%, 12/1/26	116	122

Pool #AJ9152, 3.50%, 12/1/26	494	527

Pool #AJ9218, 4.00%, 2/1/42	454	503

Pool #AJ9326, 3.50%, 1/1/42	828	901

Pool #AJ9355, 3.00%, 1/1/27	260	275

Pool #AK4813, 3.50%, 3/1/42	300	325

Pool #AK4945, 3.50%, 2/1/42	290	313

Pool #AK7766, 2.50%, 3/1/27	314	327

Pool #AK9444, 4.00%, 3/1/42	79	86

Pool #AL0442, 5.50%, 6/1/40	60	70

Pool #AL0766, 4.00%, 9/1/41	753	835

Pool #AL1449, 4.00%, 1/1/42	818	906

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #AL1849, 6.00%, 2/1/39	$244	$291

Pool #AL1939, 3.50%, 6/1/42	793	860

Pool #AL2243, 4.00%, 3/1/42	677	744

Pool #AL2303, 4.50%, 6/1/26	53	55

Pool #AL2326, 4.50%, 4/1/42	1,429	1,614

Pool #AL2397, (Floating, ICE LIBOR USD 1Y + 1.73%, 1.73% Floor, 7.74% Cap), 2.51%, 8/1/42(2)	30	31

Pool #AL2438, 3.00%, 9/1/27	649	689

Pool #AL2893, 3.50%, 12/1/42	2,143	2,331

Pool #AL3396, 2.50%, 3/1/28	307	322

Pool #AL3803, 3.00%, 6/1/28	541	571

Pool #AL4408, 4.50%, 11/1/43	892	1,007

Pool #AL4462, 2.50%, 6/1/28	549	573

Pool #AL4908, 4.00%, 2/1/44	671	743

Pool #AL5167, 3.50%, 1/1/34	176	190

Pool #AL5254, 3.00%, 11/1/27	377	398

Pool #AL5377, 4.00%, 6/1/44	1,914	2,119

Pool #AL5734, 3.50%, 9/1/29	531	575

Pool #AL5785, 4.00%, 9/1/44	1,103	1,222

Pool #AL6488, 3.50%, 8/1/43	417	453

Pool #AL7807, 3.00%, 11/1/30	1,586	1,687

Pool #AL8469, 3.50%, 4/1/31	276	300

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #AL8908, 3.00%, 8/1/46	$595	$630

Pool #AL8951, 3.00%, 8/1/46	514	543

Pool #AL9582, 3.00%, 12/1/31	733	776

Pool #AO0752, 3.00%, 4/1/42	369	390

Pool #AO0800, 3.00%, 4/1/27	253	267

Pool #AO2973, 3.50%, 5/1/42	1,069	1,168

Pool #AO4136, 3.50%, 6/1/42	517	558

Pool #AO7970, 2.50%, 6/1/27	173	181

Pool #AO8031, 3.50%, 7/1/42	1,499	1,620

Pool #AO8629, 3.50%, 7/1/42	238	257

Pool #AP6273, 3.00%, 10/1/42	421	446

Pool #AQ6784, 3.50%, 12/1/42	503	546

Pool #AQ8185, 2.50%, 1/1/28	111	116

Pool #AQ8647, 3.50%, 12/1/42	758	823

Pool #AR1706, 2.50%, 1/1/28	1,727	1,803

Pool #AR3054, 3.00%, 1/1/28	403	429

Pool #AR3792, 3.00%, 2/1/43	362	385

Pool #AR8151, 3.00%, 3/1/43	763	811

Pool #AR9188, 2.50%, 3/1/43	107	111

Pool #AR9582, 3.00%, 3/1/43	287	305

Pool #AS0018, 3.00%, 7/1/43	1,489	1,575

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #AS0275, 3.00%, 8/1/33	$181	$191

Pool #AS3294, 4.00%, 9/1/44	872	956

Pool #AS3600, 3.00%, 10/1/29	931	989

Pool #AS3657, 4.50%, 10/1/44	594	655

Pool #AS4085, 4.00%, 12/1/44	345	380

Pool #AS4306, 3.00%, 1/1/45	545	574

Pool #AS4458, 3.50%, 2/1/45	2,186	2,359

Pool #AS4715, 3.00%, 4/1/45	648	687

Pool #AS5090, 2.50%, 6/1/30	233	244

Pool #AS5324, 2.50%, 7/1/30	483	504

Pool #AS5500, 3.00%, 7/1/35	223	235

Pool #AS5666, 4.00%, 8/1/45	581	636

Pool #AS5892, 3.50%, 10/1/45	672	719

Pool #AS6192, 3.50%, 11/1/45	1,713	1,839

Pool #AS6262, 3.50%, 11/1/45	807	863

Pool #AS6332, 3.50%, 12/1/45	958	1,027

Pool #AS6398, 3.50%, 12/1/45	641	687

Pool #AS6730, 3.50%, 2/1/46	1,061	1,137

Pool #AS6887, 2.50%, 3/1/31	461	483

Pool #AS7149, 3.00%, 5/1/46	972	1,031

Pool #AS7157, 3.00%, 5/1/46	406	425

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #AS7247, 4.00%, 5/1/46	$258	$280

Pool #AS7343, 3.00%, 6/1/46	417	438

Pool #AS7480, 2.00%, 7/1/31	122	125

Pool #AS7580, 3.00%, 7/1/46	498	523

Pool #AS8067, 3.00%, 10/1/46	970	1,025

Pool #AS8074, 3.00%, 10/1/46	393	412

Pool #AS8178, 3.00%, 10/1/36	137	144

Pool #AS8194, 2.50%, 10/1/31	1,644	1,727

Pool #AS8424, 3.00%, 12/1/36	213	224

Pool #AS8483, 3.00%, 12/1/46	679	717

Pool #AS8591, 2.00%, 1/1/32	264	272

Pool #AS8614, 3.50%, 1/1/32	192	208

Pool #AS8699, 4.00%, 1/1/47	1,560	1,687

Pool #AS8787, 2.00%, 2/1/32	146	150

Pool #AS8960, 4.00%, 3/1/47	445	486

Pool #AS9505, 3.00%, 4/1/32	469	499

Pool #AS9615, 4.50%, 5/1/47	440	483

Pool #AT0666, 3.50%, 4/1/43	364	395

Pool #AT2720, 3.00%, 5/1/43	796	846

Pool #AT3164, 3.00%, 4/1/43	1,269	1,349

Pool #AT3180, 3.00%, 5/1/43	1,586	1,687

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #AT5026, 3.00%, 5/1/43	$1,394	$1,482

Pool #AU1657, 2.50%, 7/1/28	280	293

Pool #AU1689, 3.50%, 8/1/43	1,816	1,979

Pool #AU1808, 3.00%, 8/1/43	1,307	1,389

Pool #AU3164, 3.00%, 8/1/33	176	187

Pool #AU5918, 3.00%, 9/1/43	1,063	1,129

Pool #AU5919, 3.50%, 9/1/43	663	716

Pool #AV0691, 4.00%, 12/1/43	1,445	1,600

Pool #AV2339, 4.00%, 12/1/43	313	347

Pool #AW8167, 3.50%, 2/1/42	323	349

Pool #AW8595, 3.00%, 8/1/29	234	249

Pool #AX2163, 3.50%, 11/1/44	359	386

Pool #AX4413, 4.00%, 11/1/44	607	666

Pool #AX4839, 3.50%, 11/1/44	673	723

Pool #AX6139, 4.00%, 11/1/44	1,045	1,150

Pool #AY0544, 2.50%, 8/1/27	705	736

Pool #AY3062, 3.00%, 11/1/26	247	262

Pool #AY9555, 3.00%, 5/1/45	825	868

Pool #AZ1449, 3.00%, 7/1/45	472	494

Pool #AZ2936, 3.00%, 9/1/45	302	318

Pool #AZ2947, 4.00%, 9/1/45	629	689

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #AZ4775, 3.50%, 10/1/45	$437	$469

Pool #AZ6684, 3.00%, 2/1/31	566	602

Pool #BA2911, 3.00%, 11/1/30	223	235

Pool #BC0326, 3.50%, 12/1/45	316	338

Pool #BC0822, 3.50%, 4/1/46	2,750	2,939

Pool #BC1105, 3.50%, 2/1/46	1,175	1,260

Pool #BC1510, 3.00%, 8/1/46	409	430

Pool #BC9096, 3.50%, 12/1/46	521	555

Pool #BE3171, 2.50%, 2/1/32	535	562

Pool #BH1130, 3.50%, 4/1/32	419	449

Pool #BH5784, 3.00%, 11/1/32	1,825	1,949

Pool #BH7032, 3.50%, 12/1/47	288	305

Pool #BH7106, 3.50%, 1/1/48	626	662

Pool #BH9215, 3.50%, 1/1/48	1,060	1,120

Pool #BJ0648, 3.50%, 3/1/48	602	638

Pool #BJ9181, 5.00%, 5/1/48	504	560

Pool #BJ9260, 4.00%, 4/1/48	516	555

Pool #BJ9977, 4.00%, 5/1/48	336	366

Pool #BK0276, 4.00%, 9/1/48	199	214

Pool #BK0920, 4.00%, 7/1/48	974	1,045

Pool #BK0922, 4.50%, 7/1/48	184	200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #BK3044, 2.50%, 9/1/50	$684	$702

Pool #BK4740, 4.00%, 8/1/48	308	330

Pool #BK4764, 4.00%, 8/1/48	282	303

Pool #BK4816, 4.00%, 9/1/48	533	572

Pool #BM1687, 4.00%, 1/1/47	1,888	2,062

Pool #BM1787, 4.00%, 9/1/47	1,161	1,272

Pool #BM2001, 3.50%, 12/1/46	168	179

Pool #BM3286, 4.50%, 11/1/47	110	123

Pool #BM4151, 2.50%, 6/1/32	1,644	1,710

Pool #BM5288, 3.50%, 1/1/34	311	331

Pool #BM5466, 2.50%, 10/1/43	560	579

Pool #BM5804, 5.00%, 1/1/49	737	816

Pool #BN1176, 4.50%, 11/1/48	272	297

Pool #BN1628, 4.50%, 11/1/48	200	217

Pool #BN5947, 3.50%, 6/1/49	310	331

Pool #BN6097, 4.00%, 6/1/49	1,935	2,075

Pool #BN6683, 3.50%, 6/1/49	608	642

Pool #BN9007, 2.00%, 3/1/51	2,722	2,717

Pool #BO1012, 3.50%, 8/1/49	325	343

Pool #BO1021, 3.50%, 8/1/49	359	379

Pool #BO1169, 3.50%, 7/1/49	166	175

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #BO1444, 3.00%, 10/1/49	$397	$417

Pool #BO1461, 3.00%, 10/1/49	213	224

Pool #BO3181, 2.50%, 10/1/49	780	800

Pool #BO4708, 3.00%, 11/1/49	779	812

Pool #BO8620, 3.00%, 12/1/49	772	809

Pool #BP4660, 2.50%, 5/1/50	240	247

Pool #BP6496, 2.00%, 7/1/35	1,144	1,175

Pool #BP6626, 2.00%, 8/1/50	1,107	1,105

Pool #BP6683, 2.50%, 9/1/50	845	867

Pool #BP7273, 2.50%, 8/1/50	495	508

Pool #BP7585, 2.00%, 9/1/50	3,669	3,663

Pool #BQ0202, 2.50%, 8/1/50	753	777

Pool #BQ1147, 2.50%, 10/1/50	896	920

Pool #BQ1351, 2.50%, 8/1/50	875	901

Pool #BQ4077, 2.00%, 12/1/50	1,003	1,000

Pool #BQ4966, 2.00%, 10/1/35	1,457	1,496

Pool #BQ5056, 2.00%, 10/1/50	405	405

Pool #BQ5979, 2.00%, 11/1/50	1,893	1,890

Pool #BR4450, 1.50%, 2/1/36	989	995

Pool #BR6042, 2.00%, 2/1/51	2,259	2,255

Pool #CA0110, 3.50%, 8/1/47	625	660

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #CA0619, 4.00%, 10/1/47	$176	$190

Pool #CA0620, 4.00%, 10/1/47	1,999	2,152

Pool #CA0656, 3.50%, 11/1/47	1,294	1,388

Pool #CA0859, 3.50%, 12/1/47	1,093	1,159

Pool #CA0917, 3.50%, 12/1/47	774	829

Pool #CA1370, 4.00%, 3/1/48	470	511

Pool #CA1378, 4.00%, 3/1/48	413	444

Pool #CA1564, 4.50%, 4/1/48	201	220

Pool #CA1711, 4.50%, 5/1/48	589	643

Pool #CA1902, 4.50%, 6/1/48	629	691

Pool #CA1909, 4.50%, 6/1/48	280	305

Pool #CA1951, 4.00%, 7/1/48	335	360

Pool #CA1952, 4.50%, 6/1/48	172	188

Pool #CA2056, 4.50%, 7/1/48	225	245

Pool #CA2200, 4.50%, 8/1/48	1,701	1,873

Pool #CA2208, 4.50%, 8/1/48	202	220

Pool #CA2256, 3.50%, 8/1/33	348	372

Pool #CA2366, 3.50%, 9/1/48	220	233

Pool #CA2375, 4.00%, 9/1/48	951	1,022

Pool #CA2559, 4.00%, 11/1/33	412	442

Pool #CA2616, 3.50%, 11/1/48	1,152	1,238

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #CA2729, 4.50%, 11/1/48	$1,029	$1,121

Pool #CA3640, 4.00%, 6/1/49	786	851

Pool #CA4029, 4.00%, 8/1/49	1,860	1,996

Pool #CA4143, 3.00%, 9/1/49	6,682	6,993

Pool #CA4420, 3.00%, 10/1/49	657	692

Pool #CA4792, 3.00%, 12/1/49	464	484

Pool #CA5020, 3.50%, 1/1/50	1,236	1,305

Pool #CA5452, 3.00%, 3/1/50	1,554	1,621

Pool #CA5508, 3.00%, 4/1/50	1,974	2,064

Pool #CA6072, 2.50%, 6/1/50	653	670

Pool #CA6074, 2.50%, 6/1/50	941	966

Pool #CA6144, 2.50%, 6/1/50	1,035	1,062

Pool #CA6290, 3.00%, 7/1/50	883	934

Pool #CA6305, 2.50%, 7/1/50	1,864	1,913

Pool #CA6339, 2.50%, 7/1/50	1,793	1,841

Pool #CA6346, 2.50%, 7/1/50	878	902

Pool #CA6563, 2.50%, 8/1/35	877	913

Pool #CA6601, 2.50%, 8/1/50	721	740

Pool #CA6951, 2.50%, 9/1/50	586	603

Pool #CA6962, 2.50%, 9/1/50	840	867

Pool #CA6986, 2.00%, 9/1/50	2,814	2,822

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #CA7019, 2.00%, 9/1/50	$1,623	$1,620

Pool #CA7216, 2.00%, 10/1/50	3,234	3,228

Pool #CA7232, 2.50%, 10/1/50	1,751	1,797

Pool #CA7600, 2.50%, 11/1/50	1,801	1,848

Pool #CA7697, 1.50%, 11/1/50	4,123	3,988

Pool #CA7736, 2.50%, 11/1/50	1,912	1,966

Pool #CA8043, 2.50%, 12/1/50	988	1,017

Pool #CA9143, 2.00%, 2/1/36	1,194	1,229

Pool #CA9355, 3/1/41(12)	598	605

Pool #CA9418, 3/1/36(12)	696	701

Pool #FM1496, 3.50%, 9/1/49	4,895	5,166

Pool #FM1708, 3.00%, 12/1/45	381	405

Pool #FM1742, 3.00%, 10/1/49	424	446

Pool #FM1938, 4.50%, 9/1/49	1,164	1,264

Pool #FM2305, 3.50%, 2/1/50	1,307	1,393

Pool #FM2715, 3.00%, 3/1/50	289	303

Pool #FM2778, 3.00%, 3/1/50	1,744	1,837

Pool #FM2963, 3.00%, 2/1/50	7,515	7,918

Pool #FM3125, 3.50%, 3/1/50	2,394	2,543

Pool #FM3225, 3.00%, 5/1/50	957	1,011

Pool #FM3610, 4.00%, 6/1/50	879	945

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #FM3747, 2.50%, 8/1/50	$1,430	$1,470

Pool #FM3969, 2.50%, 8/1/43	558	578

Pool #FM4055, 2.50%, 8/1/50	9,324	9,570

Pool #FM4149, 3.00%, 9/1/50	5,112	5,397

Pool #FM4193, 2.50%, 9/1/50	936	965

Pool #FM4476, 2.00%, 10/1/50	2,152	2,153

Pool #FM4544, 2.00%, 10/1/50	1,161	1,159

Pool #FM4598, 2.00%, 11/1/40	291	295

Pool #FM4633, 2.00%, 10/1/50	1,139	1,141

Pool #FM4734, 2.00%, 11/1/35	1,453	1,496

Pool #FM4762, 2.00%, 11/1/50	1,762	1,770

Pool #FM4799, 2.00%, 11/1/50	934	935

Pool #FM4868, 2.00%, 11/1/50	1,647	1,649

Pool #FM4934, 2.00%, 11/1/35	976	1,007

Pool #FM4951, 1.50%, 11/1/35	779	784

Pool #FM5026, 2.00%, 12/1/50	1,578	1,577

Pool #FM5087, 2.00%, 12/1/50	740	739

Pool #FM5210, 2.00%, 12/1/50	2,954	2,969

Pool #FM5534, 2.00%, 1/1/41	396	401

Pool #FM5570, 2.00%, 1/1/36	2,359	2,433

Pool #FM5580, 1.50%, 1/1/36	982	989

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #FM6055, 2.00%, 2/1/51	$2,450	$2,445

Pool #FM6099, 2.00%, 2/1/51	2,450	2,445

Pool #FM6338, 2.00%, 2/1/51	1,592	1,591

Pool #MA0361, 4.00%, 3/1/30	84	91

Pool #MA0667, 4.00%, 3/1/31	234	254

Pool #MA0706, 4.50%, 4/1/31	268	295

Pool #MA0711, 3.50%, 4/1/31	144	153

Pool #MA0804, 4.00%, 7/1/31	157	170

Pool #MA0976, 3.50%, 2/1/32	321	343

Pool #MA1107, 3.50%, 7/1/32	417	446

Pool #MA1138, 3.50%, 8/1/32	229	247

Pool #MA1141, 3.00%, 8/1/32	112	118

Pool #MA1200, 3.00%, 10/1/32	629	657

Pool #MA1239, 3.50%, 11/1/32	312	337

Pool #MA1432, 3.00%, 5/1/33	662	696

Pool #MA1511, 2.50%, 7/1/33	198	204

Pool #MA1764, 4.00%, 1/1/34	284	312

Pool #MA2320, 3.00%, 7/1/35	525	552

Pool #MA2473, 3.50%, 12/1/35	208	224

Pool #MA2489, 2.50%, 12/1/30	751	784

Pool #MA2512, 4.00%, 1/1/46	281	307

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #MA2670, 3.00%, 7/1/46	$1,164	$1,230

Pool #MA2672, 3.00%, 7/1/36	264	278

Pool #MA2705, 3.00%, 8/1/46	837	881

Pool #MA2737, 3.00%, 9/1/46	384	404

Pool #MA2738, 3.00%, 9/1/36	385	404

Pool #MA2771, 3.00%, 10/1/46	415	437

Pool #MA2775, 2.50%, 10/1/31	257	268

Pool #MA2781, 2.50%, 10/1/46	279	287

Pool #MA2804, 3.00%, 11/1/36	504	530

Pool #MA2817, 2.50%, 11/1/36	199	205

Pool #MA2841, 2.50%, 12/1/36	82	84

Pool #MA2863, 3.00%, 1/1/47	6,475	6,782

Pool #MA2895, 3.00%, 2/1/47	387	409

Pool #MA2929, 3.50%, 3/1/47	1,798	1,913

Pool #MA3028, 3.50%, 6/1/37	396	421

Pool #MA3057, 3.50%, 7/1/47	763	809

Pool #MA3058, 4.00%, 7/1/47	294	318

Pool #MA3059, 3.50%, 7/1/37	70	75

Pool #MA3073, 4.50%, 7/1/47	654	718

Pool #MA3127, 3.00%, 9/1/37	160	167

Pool #MA3150, 4.50%, 10/1/47	353	387

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #MA3181, 3.50%, 11/1/37	$117	$124

Pool #MA3182, 3.50%, 11/1/47	904	959

Pool #MA3184, 4.50%, 11/1/47	112	122

Pool #MA3185, 3.00%, 11/1/37	188	197

Pool #MA3188, 3.00%, 11/1/32	615	649

Pool #MA3211, 4.00%, 12/1/47	189	204

Pool #MA3239, 4.00%, 1/1/48	792	857

Pool #MA3276, 3.50%, 2/1/48	756	799

Pool #MA3281, 4.00%, 2/1/38	437	474

Pool #MA3334, 4.50%, 4/1/48	625	685

Pool #MA3385, 4.50%, 6/1/48	239	260

Pool #MA3412, 3.50%, 7/1/38	195	206

Pool #MA3413, 4.00%, 7/1/38	79	85

Pool #MA3443, 4.00%, 8/1/48	214	230

Pool #MA3444, 4.50%, 8/1/48	221	240

Pool #MA3467, 4.00%, 9/1/48	206	221

Pool #MA3492, 4.00%, 10/1/38	66	71

Pool #MA3547, 3.00%, 12/1/33	372	393

Pool #MA3590, 4.00%, 2/1/39	69	74

Pool #MA3685, 3.00%, 6/1/49	322	336

Pool #MA3692, 3.50%, 7/1/49	276	291

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #MA3695, 3.00%, 7/1/34	$145	$153

Pool #MA3744, 3.00%, 8/1/49	362	377

Pool #MA3765, 2.50%, 9/1/49	626	643

Pool #MA3870, 2.50%, 12/1/49	291	299

Pool #MA3871, 3.00%, 12/1/49	336	350

Pool #MA3896, 2.50%, 1/1/35	2,013	2,095

Pool #MA3898, 3.50%, 1/1/35	799	852

Pool #MA3902, 2.50%, 1/1/50	292	299

Pool #MA3934, 3.00%, 2/1/40	239	249

Pool #MA3958, 3.00%, 3/1/40	250	260

Pool #MA4013, 2.50%, 5/1/35	423	441

Pool #MA4014, 3.00%, 5/1/35	737	778

Pool #MA4016, 2.50%, 5/1/40	746	767

Pool #MA4042, 2.00%, 6/1/35	809	833

Pool #MA4053, 2.50%, 6/1/35	1,562	1,625

Pool #MA4071, 2.00%, 7/1/40	427	430

Pool #MA4072, 2.50%, 7/1/40	422	435

Pool #MA4074, 2.00%, 7/1/35	1,239	1,276

Pool #MA4076, 3.00%, 7/1/35	1,599	1,688

Pool #MA4078, 2.50%, 7/1/50	2,233	2,292

Pool #MA4093, 2.00%, 8/1/40	226	228

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 30.1% (10) continued

Fannie Mae – 13.6% continued

Pool #MA4094, 2.50%, 8/1/40	$437	$450

Pool #MA4096, 2.50%, 8/1/50	1,378	1,415

Pool #MA4099, 2.50%, 8/1/35	1,526	1,589

Pool #MA4100, 2.00%, 8/1/50	2,270	2,265

Pool #MA4119, 2.00%, 9/1/50	2,616	2,610

Pool #MA4122, 1.50%, 9/1/35	455	457

Pool #MA4123, 2.00%, 9/1/35	1,761	1,808

Pool #MA4128, 2.00%, 9/1/40	642	649

Pool #MA4129, 2.50%, 9/1/40	452	468

Pool #MA4153, 2.50%, 10/1/40	189	195

Pool #MA4154, 1.50%, 10/1/35	658	662

Pool #MA4155, 2.00%, 10/1/35	1,838	1,887

Pool #MA4176, 2.00%, 11/1/40	1,068	1,082

Pool #MA4228, 1.50%, 1/1/36	977	982

Pool #MA4232, 2.00%, 1/1/41	492	498

Pool #MA4254, 1.50%, 2/1/51	636	615

Pool #MA4266, 1.50%, 2/1/41	1,289	1,271

Pool #MA4310, 4/1/41(12)	399	393

Pool TBA, 4/1/51(12)	36,800	36,773

		442,420

Federal Farm Credit Bank – 0.2%

0.26%, 6/22/22	2,000	2,003

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Federal Farm Credit Bank – 0.2% continued

1.38%, 10/11/22	$1,000	$1,019

0.73%, 5/27/25	2,000	2,001

		5,023

Federal Home Loan Bank – 0.3%

2.13%, 6/10/22	1,000	1,024

1.88%, 12/9/22	3,000	3,086

1.38%, 2/17/23	3,500	3,578

5.50%, 7/15/36	500	721

		8,409

Freddie Mac – 8.4%

Federal Home Loan Mortgage Corp., 0.13%, 7/25/22	1,000	1,000

0.38%, 5/5/23	2,000	2,009

2.75%, 6/19/23	1,000	1,056

0.25%, 6/26/23	1,000	1,001

0.25%, 8/24/23	2,500	2,501

0.25%, 12/4/23	3,000	2,995

0.38%, 9/23/25	2,000	1,962

6.75%, 3/15/31	1,200	1,737

Freddie Mac Multifamily Structured Pass Through Certificates, Series K023, Class A2, 2.31%, 8/25/22	350	358

Freddie Mac Multifamily Structured Pass Through Certificates, Series K024, Class A2, 2.57%, 9/25/22	200	206

Freddie Mac Multifamily Structured Pass Through Certificates, Series K028, Class A2, 3.11%, 2/25/23	300	314

Freddie Mac Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.32%, 2/25/23(1) (2)	250	263

Freddie Mac Multifamily Structured Pass Through Certificates, Series K030, Class A2, 3.25%, 4/25/23	300	315

Freddie Mac Multifamily Structured Pass Through Certificates, Series K031, Class A2, 3.30%, 4/25/23	227	240

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K032, Class A2, 3.31%, 5/25/23	$365	$386

Freddie Mac Multifamily Structured Pass Through Certificates, Series K033, Class A2, 3.06%, 7/25/23	350	369

Freddie Mac Multifamily Structured Pass Through Certificates, Series K036, Class A2, 3.53%, 10/25/23	1,000	1,071

Freddie Mac Multifamily Structured Pass Through Certificates, Series K038, Class A2, 3.39%, 3/25/24	295	318

Freddie Mac Multifamily Structured Pass Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	300	324

Freddie Mac Multifamily Structured Pass Through Certificates, Series K041, Class A2, 3.17%, 10/25/24	300	324

Freddie Mac Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.67%, 12/25/24	200	213

Freddie Mac Multifamily Structured Pass Through Certificates, Series K043, Class A2, 3.06%, 12/25/24	200	216

Freddie Mac Multifamily Structured Pass Through Certificates, Series K046, Class A2, 3.21%, 3/25/25	250	272

Freddie Mac Multifamily Structured Pass Through Certificates, Series K047, Class A2, 3.33%, 5/25/25	500	547

Freddie Mac Multifamily Structured Pass Through Certificates, Series K051, Class A2, 3.31%, 9/25/25	300	329

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K053, Class A2, 3.00%, 12/25/25	$300	$325

Freddie Mac Multifamily Structured Pass Through Certificates, Series K054, Class A2, 2.75%, 1/25/26	250	268

Freddie Mac Multifamily Structured Pass Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	500	535

Freddie Mac Multifamily Structured Pass Through Certificates, Series K056, Class A2, 2.53%, 5/25/26	400	426

Freddie Mac Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	250	268

Freddie Mac Multifamily Structured Pass Through Certificates, Series K059, Class A2, 3.12%, 9/25/26	100	109

Freddie Mac Multifamily Structured Pass Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	350	386

Freddie Mac Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.12%, 6/25/27	350	383

Freddie Mac Multifamily Structured Pass Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	250	275

Freddie Mac Multifamily Structured Pass Through Certificates, Series K068, Class A2, 3.24%, 8/25/27	150	166

Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.19%, 9/25/27	200	220

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K070, Class A2, 3.30%, 11/25/27	$150	$166

Freddie Mac Multifamily Structured Pass Through Certificates, Series K072, Class A2, 3.44%, 12/25/27	150	168

Freddie Mac Multifamily Structured Pass Through Certificates, Series K073, Class A2, 3.35%, 1/25/28	150	167

Freddie Mac Multifamily Structured Pass Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	150	169

Freddie Mac Multifamily Structured Pass Through Certificates, Series K075, Class A2, 3.65%, 2/25/28	150	170

Freddie Mac Multifamily Structured Pass Through Certificates, Series K076, Class A2, 3.90%, 4/25/28	200	229

Freddie Mac Multifamily Structured Pass Through Certificates, Series K077, Class A2, 3.85%, 5/25/28	200	228

Freddie Mac Multifamily Structured Pass Through Certificates, Series K078, Class A2, 3.85%, 6/25/28	150	171

Freddie Mac Multifamily Structured Pass Through Certificates, Series K079, Class A2, 3.93%, 6/25/28	200	230

Freddie Mac Multifamily Structured Pass Through Certificates, Series K080, Class A2, 3.93%, 7/25/28	200	230

Freddie Mac Multifamily Structured Pass Through Certificates, Series K081, Class A2, 3.90%, 8/25/28	200	230

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K082, Class A2,

3.92%, 9/25/28	$350	$403

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K083, Class A2,

4.05%, 9/25/28	200	232

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K086, Class A2,

3.86%, 11/25/28	200	229

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K088, Class A2,

3.69%, 1/25/29	100	114

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K090, Class A2,

3.42%, 2/25/29	500	558

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K091, Class A2,

3.51%, 3/25/29	150	169

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K092, Class A2,

3.30%, 4/25/29	300	332

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K093, Class A2,

2.98%, 5/25/29	200	217

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K094, Class A2,

2.90%, 6/25/29	300	324

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K102, Class A2,

2.54%, 10/25/29	250	264

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K104, Class A2,

2.25%, 1/25/30	250	258

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K105, Class A2,

1.87%, 1/25/30	$200	$201

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K109, Class A2,

1.56%, 4/25/30	500	488

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K110, Class A2,

1.48%, 4/25/30	500	485

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K111, Class A2,

1.35%, 5/25/30	500	479

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K112, Class A2,

1.31%, 5/25/30	500	477

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K113, Class A2,

1.34%, 6/25/30	500	478

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K116, Class A2,

1.38%, 7/25/30	150	144

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K117, Class A2,

1.41%, 8/25/30	100	96

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K119, Class A2,

1.57%, 9/25/30	250	243

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K122, Class A2,

1.52%, 11/25/30	200	193

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K-1510, Class A2,

3.72%, 1/25/31	100	114

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K-1510, Class A3,

3.79%, 1/25/34	$100	$114

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K-1511, Class A2,

3.47%, 3/25/31	100	112

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K-1511, Class A3,

3.54%, 3/25/34	100	112

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K-1512, Class A2,

2.99%, 5/25/31	100	109

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K-1512, Class A3,

3.06%, 4/25/34	100	108

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K-1515, Class A2,

1.94%, 2/25/35	100	96

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K-1517, Class A2,

1.72%, 7/25/35	200	186

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K-1518, Class A2,

1.86%, 10/25/35	150	141

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K-1519, Class A2,

2.01%, 12/25/35	150	144

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K154, Class A2,

3.42%, 4/25/32	100	112

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K155, Class A3,

3.75%, 4/25/33	100	115

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K157, Class A2,

3.99%, 5/25/33	$100	$117

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K157, Class A3,

3.99%, 8/25/33	100	116

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K719, Class A2,

2.73%, 6/25/22	39	40

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K722, Class A2,

2.41%, 3/25/23	250	258

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K723, Class A2,

2.45%, 8/25/23	250	260

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K729, Class A2,

3.14%, 10/25/24	200	215

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K730, Class A2,

3.59%, 1/25/25	200	219

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K731, Class A2,

3.60%, 2/25/25	150	163

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K732, Class A2,

3.70%, 5/25/25	400	439

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K733, Class A2,

3.75%, 8/25/25	500	554

Freddie Mac Multifamily Structured

Pass Through Certificates, Series

K734, Class A2,

3.21%, 2/25/26	200	219

See Notes to the Financial Statements.

NORTHERN FUNDS SEMIANNUAL REPORT	63	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K735, Class A2, 2.86%, 5/25/26	$150	$162

Freddie Mac Multifamily Structured Pass Through Certificates, Series K740, Class A2, 1.47%, 9/25/27	400	400

Pool #QA0127, 3.50%, 6/1/49	1,339	1,426

Pool #QA1132, 3.50%, 7/1/49	470	495

Pool #QA1263, 3.50%, 7/1/49	544	575

Pool #QA1752, 3.50%, 8/1/49	2,374	2,505

Pool #QA1883, 4.00%, 8/1/49	905	981

Pool #QA3149, 3.00%, 10/1/49	544	574

Pool #QA4699, 3.00%, 11/1/49	431	450

Pool #QA8043, 3.00%, 3/1/50	2,745	2,887

Pool #QB0211, 2.50%, 6/1/50	767	787

Pool #QB2516, 2.50%, 8/1/50	632	649

Pool #QB2682, 2.50%, 8/1/50	627	644

Pool #QB2966, 2.50%, 9/1/50	222	228

Pool #QB3199, 2.00%, 9/1/50	970	968

Pool #QB4467, 2.00%, 10/1/50	1,727	1,729

Pool #QB5079, 2.00%, 11/1/50	1,998	2,006

Pool #QB5128, 2.00%, 10/1/50	1,281	1,279

Pool #QB5507, 2.00%, 11/1/50	979	981

Pool #QB6246, 2.00%, 12/1/50	482	484

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Pool #QB6448, 2.00%, 12/1/50	$1,386	$1,383

Pool #QB8132, 2.00%, 1/1/51	5,448	5,439

Pool #QB9410, 2.00%, 1/1/51	1,851	1,848

Pool #QK0622, 1.50%, 2/1/41	695	685

Pool #QN0818, 2.50%, 10/1/34	547	569

Pool #QN4614, 1.50%, 12/1/35	313	315

Pool #QN5018, 2.00%, 1/1/36	1,779	1,833

Pool #QN5065, 1.50%, 1/1/36	989	996

Pool #QN5866, 4/1/36(12)	1,100	1,132

Pool #RA1196, 4.00%, 8/1/49	2,123	2,275

Pool #RA1343, 3.00%, 9/1/49	4,218	4,423

Pool #RA1493, 3.00%, 10/1/49	7,407	7,791

Pool #RA1501, 3.00%, 10/1/49	352	367

Pool #RA2010, 3.50%, 1/1/50	604	637

Pool #RA2117, 3.00%, 2/1/50	536	566

Pool #RA2386, 3.00%, 4/1/50	1,442	1,517

Pool #RA2457, 3.00%, 4/1/50	854	903

Pool #RA2730, 2.50%, 6/1/50	424	437

Pool #RA2790, 2.50%, 6/1/50	811	832

Pool #RA2853, 2.50%, 6/1/50	1,007	1,033

Pool #RA2959, 2.50%, 7/1/50	1,001	1,028

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Pool #RA3086, 2.50%, 7/1/50	$803	$824

Pool #RA3306, 2.50%, 8/1/50	550	565

Pool #RA3517, 2.00%, 9/1/50	1,335	1,335

Pool #RA3524, 2.00%, 9/1/50	2,638	2,634

Pool #RA3563, 2.00%, 9/1/50	1,359	1,356

Pool #RA3578, 2.00%, 9/1/50	1,829	1,827

Pool #RA3580, 2.00%, 9/1/50	1,635	1,634

Pool #RA3653, 1.50%, 10/1/50	779	757

Pool #RA3662, 2.50%, 10/1/50	987	1,013

Pool #RA3663, 2.50%, 10/1/50	934	961

Pool #RA3723, 2.00%, 10/1/50	1,759	1,755

Pool #RA3765, 2.50%, 10/1/50	995	1,023

Pool #RA3908, 1.50%, 11/1/50	712	689

Pool #RA4209, 1.50%, 12/1/50	2,261	2,186

Pool #RA4218, 2.50%, 12/1/50	10,895	11,200

Pool #RB5032, 2.50%, 2/1/40	153	157

Pool #RB5033, 3.00%, 2/1/40	599	625

Pool #RB5043, 2.50%, 4/1/40	284	292

Pool #RB5048, 2.50%, 5/1/40	141	145

Pool #RB5059, 2.50%, 7/1/40	167	172

Pool #RB5066, 2.50%, 8/1/40	438	453

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Pool #RB5072, 2.50%, 9/1/40	$451	$467

Pool #RB5076, 2.00%, 8/1/40	831	840

Pool #RB5078, 2.50%, 10/1/40	283	293

Pool #RB5085, 2.00%, 11/1/40	680	690

Pool #RB5090, 2.00%, 12/1/40	784	790

Pool #RB5095, 2.00%, 1/1/41	493	499

Pool #RB5100, 2.00%, 2/1/41	397	402

Pool #RB5110, 4/1/41(12)	500	492

Pool #RB5111, 4/1/41(12)	600	608

Pool #RC1857, 1.50%, 2/1/36	1,782	1,794

Pool #RC1926, 1.50%, 4/1/36	800	804

Pool #SB0048, 3.00%, 8/1/34	1,007	1,070

Pool #SB0330, 2.00%, 5/1/35	631	648

Pool #SB0434, 2.00%, 10/1/35	1,063	1,092

Pool #SB8045, 2.50%, 5/1/35	352	367

Pool #SB8046, 3.00%, 5/1/35	726	766

Pool #SB8049, 2.50%, 6/1/35	1,138	1,185

Pool #SB8052, 2.00%, 7/1/35	833	858

Pool #SB8057, 2.00%, 8/1/35	1,017	1,044

Pool #SB8058, 2.50%, 8/1/35	1,275	1,328

Pool #SB8061, 2.00%, 9/1/35	1,777	1,825

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Pool #SB8062, 2.50%, 9/1/35	$879	$914

Pool #SB8067, 1.50%, 9/1/35	446	448

Pool #SB8068, 1.50%, 10/1/35	465	467

Pool #SB8069, 2.00%, 10/1/35	1,382	1,419

Pool #SB8073, 1.50%, 11/1/35	572	575

Pool #SB8078, 1.50%, 12/1/35	1,160	1,166

Pool #SB8083, 1.50%, 1/1/36	664	668

Pool #SB8501, 2.00%, 8/1/35	1,015	1,047

Pool #SD0163, 3.00%, 12/1/49	1,120	1,178

Pool #SD0261, 3.00%, 2/1/50	452	471

Pool #SD0262, 3.50%, 2/1/50	739	794

Pool #SD0410, 2.50%, 8/1/50	1,853	1,907

Pool #SD0414, 2.50%, 8/1/50	387	398

Pool #SD0467, 2.00%, 12/1/50	680	679

Pool #SD0537, 2.00%, 3/1/51	3,663	3,657

Pool #SD7512, 3.00%, 2/1/50	843	892

Pool #SD7536, 2/1/51(12)	7,881	8,154

Pool #SD8019, 4.50%, 10/1/49	939	1,021

Pool #SD8023, 2.50%, 11/1/49	554	568

Pool #SD8029, 2.50%, 12/1/49	604	620

Pool #SD8037, 2.50%, 1/1/50	607	623

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Pool #SD8083, 2.50%, 8/1/50	$1,236	$1,269

Pool #SD8090, 2.00%, 9/1/50	3,233	3,226

Pool #SD8097, 2.00%, 8/1/50	2,924	2,918

Pool #SD8112, 1.50%, 12/1/50	1,449	1,401

Pool #ZA1036, 4.50%, 2/1/40	135	151

Pool #ZA1159, 3.50%, 4/1/42	347	377

Pool #ZA1165, 3.50%, 4/1/42	607	656

Pool #ZA1254, 3.00%, 10/1/42	1,622	1,725

Pool #ZA1334, 3.50%, 7/1/42	203	220

Pool #ZA1361, 3.50%, 5/1/43	280	303

Pool #ZA1375, 4.00%, 9/1/44	201	221

Pool #ZA1378, 3.50%, 10/1/44	281	301

Pool #ZA2773, 2.50%, 8/1/27	121	126

Pool #ZA3862, 2.50%, 5/1/31	449	470

Pool #ZA4194, 3.00%, 4/1/43	334	356

Pool #ZA4214, 3.00%, 5/1/43	525	559

Pool #ZA4715, 4.00%, 9/1/46	1,506	1,648

Pool #ZA5107, 4.00%, 11/1/47	404	435

Pool #ZA5642, 4.00%, 9/1/48	598	642

Pool #ZA5950, 4.50%, 11/1/48	1,389	1,511

Pool #ZI6135, 5.00%, 9/1/34	540	627

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Pool #ZI6854, 4.50%, 12/1/37	$49	$54

Pool #ZI7645, 5.00%, 6/1/38	209	243

Pool #ZI8519, 4.50%, 2/1/39	33	37

Pool #ZI9157, 4.50%, 9/1/39	841	949

Pool #ZI9349, 4.50%, 10/1/39	453	505

Pool #ZI9657, 4.50%, 1/1/40	481	542

Pool #ZI9862, 4.50%, 3/1/40	276	311

Pool #ZI9939, 4.50%, 4/1/40	189	213

Pool #ZJ0631, 4.50%, 10/1/40	256	288

Pool #ZJ1046, 4.00%, 1/1/41	276	303

Pool #ZJ1052, 4.00%, 1/1/41	228	253

Pool #ZJ1228, 4.00%, 2/1/41	420	463

Pool #ZJ1359, 4.50%, 3/1/41	168	187

Pool #ZK5468, 2.00%, 5/1/28	582	599

Pool #ZK7259, 2.50%, 4/1/30	545	572

Pool #ZK7533, 2.50%, 7/1/30	321	336

Pool #ZL1714, 4.50%, 7/1/41	288	325

Pool #ZL1806, 4.50%, 8/1/41	751	847

Pool #ZL1922, 4.00%, 9/1/41	117	129

Pool #ZL2350, 3.50%, 11/1/41	140	151

Pool #ZL3211, 3.50%, 6/1/42	507	551

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Pool #ZL3245, 4.00%, 6/1/42	$841	$925

Pool #ZL3535, 3.50%, 8/1/42	837	915

Pool #ZL3551, 3.50%, 8/1/42	709	769

Pool #ZL4634, 3.00%, 1/1/43	2,452	2,604

Pool #ZL4709, 3.00%, 1/1/43	511	543

Pool #ZL5074, 3.00%, 2/1/43	229	243

Pool #ZL5915, 3.50%, 5/1/43	1,087	1,175

Pool #ZL5927, 3.00%, 5/1/43	282	300

Pool #ZL6381, 3.00%, 6/1/43	516	546

Pool #ZL6467, 3.00%, 7/1/43	393	416

Pool #ZL6676, 3.00%, 8/1/43	749	796

Pool #ZL6920, 3.50%, 8/1/43	199	215

Pool #ZL7780, 4.00%, 2/1/44	430	474

Pool #ZL8299, 3.50%, 7/1/44	1,445	1,564

Pool #ZL8300, 4.00%, 7/1/44	968	1,061

Pool #ZL8709, 4.00%, 11/1/44	363	398

Pool #ZM0489, 4.00%, 11/1/45	418	455

Pool #ZM0617, 3.50%, 12/1/45	419	452

Pool #ZM1120, 3.00%, 5/1/46	1,798	1,902

Pool #ZM1194, 3.00%, 6/1/46	538	566

Pool #ZM1933, 3.00%, 10/1/46	566	596

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Pool #ZM2167, 3.00%, 11/1/46	$878	$923

Pool #ZM2286, 3.50%, 12/1/46	1,605	1,709

Pool #ZM3525, 3.50%, 6/1/47	203	219

Pool #ZM3933, 3.50%, 8/1/47	768	823

Pool #ZM4305, 3.50%, 9/1/47	860	913

Pool #ZM4601, 3.50%, 10/1/47	1,201	1,277

Pool #ZM4711, 4.00%, 11/1/47	1,693	1,826

Pool #ZM4736, 3.50%, 11/1/47	318	337

Pool #ZM4908, 3.50%, 11/1/47	642	681

Pool #ZM5133, 3.50%, 12/1/47	264	280

Pool #ZM5397, 3.50%, 1/1/48	656	695

Pool #ZM5659, 3.50%, 2/1/48	554	587

Pool #ZM5917, 4.00%, 3/1/48	464	499

Pool #ZM6682, 4.50%, 5/1/48	390	426

Pool #ZM7370, 4.00%, 7/1/48	295	316

Pool #ZM7378, 5.00%, 7/1/48	327	363

Pool #ZM7849, 4.00%, 8/1/48	169	182

Pool #ZM8045, 4.00%, 9/1/48	452	485

Pool #ZM8575, 4.50%, 10/1/48	356	387

Pool #ZN1506, 3.50%, 11/1/48	994	1,069

Pool #ZN3447, 3.50%, 2/1/49	295	314

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Pool #ZS0932, 4.50%, 8/1/34	$16	$18

Pool #ZS0971, 5.00%, 12/1/35	150	174

Pool #ZS1567, 5.00%, 8/1/37	19	22

Pool #ZS2391, 5.00%, 9/1/38	37	43

Pool #ZS2499, 5.00%, 3/1/38	87	101

Pool #ZS2533, 4.50%, 2/1/39	93	105

Pool #ZS2827, 4.50%, 11/1/39	234	263

Pool #ZS2905, 4.50%, 4/1/40	301	339

Pool #ZS3554, 3.50%, 7/1/42	330	357

Pool #ZS3596, 4.00%, 6/1/42	899	989

Pool #ZS3613, 4.00%, 8/1/42	535	589

Pool #ZS3792, 2.50%, 7/1/43	427	443

Pool #ZS4078, 3.50%, 1/1/45	507	548

Pool #ZS4100, 3.50%, 3/1/45	947	1,019

Pool #ZS4127, 4.50%, 7/1/44	259	290

Pool #ZS4472, 3.50%, 2/1/42	366	395

Pool #ZS4522, 3.00%, 7/1/43	1,328	1,407

Pool #ZS4536, 3.50%, 10/1/43	506	547

Pool #ZS4584, 3.00%, 9/1/44	183	193

Pool #ZS4590, 3.00%, 11/1/44	1,941	2,036

Pool #ZS4600, 4.00%, 1/1/45	592	649

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Pool #ZS4607, 3.50%, 3/1/45	$736	$790

Pool #ZS4617, 3.00%, 6/1/45	353	371

Pool #ZS4618, 3.50%, 6/1/45	601	645

Pool #ZS4621, 3.00%, 7/1/45	859	905

Pool #ZS4627, 4.00%, 8/1/45	207	227

Pool #ZS4629, 3.00%, 9/1/45	2,569	2,703

Pool #ZS4630, 3.50%, 9/1/45	430	461

Pool #ZS4634, 4.00%, 10/1/45	253	276

Pool #ZS4639, 4.00%, 11/1/45	249	271

Pool #ZS4642, 3.50%, 12/1/45	850	911

Pool #ZS4655, 3.50%, 3/1/46	424	457

Pool #ZS4667, 3.00%, 6/1/46	566	596

Pool #ZS4671, 3.00%, 8/1/46	1,251	1,316

Pool #ZS4677, 3.00%, 9/1/46	352	370

Pool #ZS4682, 3.00%, 10/1/46	463	489

Pool #ZS4703, 3.00%, 2/1/47	337	356

Pool #ZS4722, 3.50%, 6/1/47	414	439

Pool #ZS4730, 3.50%, 8/1/47	159	169

Pool #ZS4740, 4.00%, 10/1/47	741	800

Pool #ZS4743, 3.50%, 11/1/47	1,001	1,059

Pool #ZS4745, 4.50%, 11/1/47	738	808

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Pool #ZS4747, 3.50%, 12/1/47	$273	$290

Pool #ZS4748, 4.00%, 12/1/47	786	848

Pool #ZS4749, 4.50%, 12/1/47	256	280

Pool #ZS4752, 4.00%, 1/1/48	645	696

Pool #ZS4759, 3.50%, 3/1/48	631	667

Pool #ZS4769, 4.00%, 5/1/48	371	400

Pool #ZS4773, 4.50%, 6/1/48	123	134

Pool #ZS4781, 4.50%, 7/1/48	295	322

Pool #ZS4785, 4.00%, 8/1/48	295	316

Pool #ZS6948, 2.50%, 11/1/28	324	339

Pool #ZS8023, 2.00%, 8/1/32	89	91

Pool #ZS8495, 2.50%, 8/1/28	1,289	1,346

Pool #ZS8628, 2.00%, 11/1/31	144	148

Pool #ZS8639, 2.00%, 1/1/32	51	52

Pool #ZS9449, 3.50%, 8/1/45	541	583

Pool #ZS9495, 3.50%, 10/1/45	840	911

Pool #ZS9580, 3.50%, 12/1/45	743	797

Pool #ZS9618, 3.50%, 3/1/46	1,414	1,530

Pool #ZS9805, 3.00%, 9/1/46	772	816

Pool #ZS9813, 3.00%, 9/1/46	811	857

Pool #ZS9827, 3.00%, 10/1/46	658	696

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac – 8.4% continued

Pool #ZS9828, 3.00%, 10/1/46	$660	$697

Pool #ZT0000, 3.00%, 1/1/47	2,667	2,830

Pool #ZT0074, 3.50%, 3/1/47	2,305	2,465

Pool #ZT0495, 4.50%, 8/1/48	149	162

Pool #ZT0524, 4.50%, 9/1/48	586	642

Pool #ZT0542, 4.00%, 7/1/48	959	1,048

Pool #ZT0712, 4.00%, 10/1/48	423	453

Pool #ZT0787, 4.00%, 10/1/48	414	444

Pool #ZT1702, 4.00%, 1/1/49	831	891

Pool #ZT2091, 3.00%, 6/1/34	178	188

		274,753

Freddie Mac Gold – 0.9%

Pool #A16753, 5.00%, 11/1/33	31	36

Pool #A17665, 5.00%, 1/1/34	35	40

Pool #A27950, 5.50%, 11/1/34	138	161

Pool #A31136, 5.50%, 1/1/35	139	157

Pool #A39306, 5.50%, 11/1/35	84	98

Pool #A46224, 5.00%, 7/1/35	13	16

Pool #A48104, 5.00%, 1/1/36	51	59

Pool #A51296, 6.00%, 8/1/36	3	4

Pool #A56110, 5.50%, 12/1/36	110	123

Pool #A57604, 5.00%, 3/1/37	80	93

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac Gold – 0.9% continued

Pool #A58718, 5.50%, 3/1/37	$12	$13

Pool #A59081, 5.50%, 4/1/37	70	82

Pool #A61560, 5.50%, 10/1/36	155	182

Pool #A61597, 5.50%, 12/1/35	16	18

Pool #A64474, 5.50%, 9/1/37	10	12

Pool #A67116, 7.00%, 10/1/37	14	17

Pool #A68761, 5.50%, 9/1/37	117	131

Pool #A69303, 6.00%, 11/1/37	15	18

Pool #A73778, 5.00%, 2/1/38	54	62

Pool #A74134, 7.00%, 2/1/38	20	21

Pool #A81606, 6.00%, 9/1/38	16	18

Pool #A83008, 5.50%, 11/1/38	169	198

Pool #A91541, 5.00%, 3/1/40	122	142

Pool #C91009, 5.00%, 11/1/26	3	3

Pool #C91247, 5.00%, 4/1/29	69	77

Pool #C91354, 4.00%, 1/1/31	232	251

Pool #C91370, 4.50%, 5/1/31	121	134

Pool #C91388, 3.50%, 2/1/32	141	151

Pool #C91402, 4.00%, 10/1/31	198	217

Pool #C91408, 3.50%, 11/1/31	137	146

Pool #C91485, 3.50%, 8/1/32	218	235

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac Gold – 0.9% continued

Pool #C91811, 4.00%, 1/1/35	$107	$118

Pool #C91826, 3.00%, 5/1/35	164	172

Pool #C91858, 3.00%, 12/1/35	173	181

Pool #C91879, 3.00%, 6/1/36	195	205

Pool #C91891, 3.00%, 9/1/36	228	240

Pool #C91904, 2.50%, 11/1/36	135	139

Pool #C91908, 3.00%, 1/1/37	92	97

Pool #C91949, 3.00%, 9/1/37	201	210

Pool #C91955, 3.00%, 10/1/37	172	180

Pool #C91970, 3.50%, 1/1/38	228	242

Pool #C91971, 4.00%, 1/1/38	95	103

Pool #C92003, 3.50%, 7/1/38	119	125

Pool #C92010, 4.00%, 8/1/38	189	204

Pool #D97564, 5.00%, 1/1/28	86	95

Pool #D99094, 3.00%, 3/1/32	134	141

Pool #E03033, 3.00%, 2/1/27	239	253

Pool #E04044, 3.50%, 8/1/27	439	469

Pool #G02064, 5.00%, 2/1/36	71	82

Pool #G02069, 5.50%, 3/1/36	11	12

Pool #G02386, 6.00%, 11/1/36	112	133

Pool #G02391, 6.00%, 11/1/36	4	4

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac Gold – 0.9% continued

Pool #G02540, 5.00%, 11/1/34	$36	$42

Pool #G02649, 6.00%, 1/1/37	4	5

Pool #G02702, 6.50%, 1/1/37	11	12

Pool #G02789, 6.00%, 4/1/37	486	581

Pool #G02911, 6.00%, 4/1/37	6	7

Pool #G02973, 6.00%, 6/1/37	14	17

Pool #G03121, 5.00%, 6/1/36	60	70

Pool #G03134, 5.50%, 8/1/36	26	31

Pool #G03218, 6.00%, 9/1/37	19	23

Pool #G03351, 6.00%, 9/1/37	29	35

Pool #G03513, 6.00%, 11/1/37	34	41

Pool #G03600, 7.00%, 11/1/37	16	19

Pool #G03737, 6.50%, 11/1/37	220	259

Pool #G03992, 6.00%, 3/1/38	41	48

Pool #G04287, 5.00%, 5/1/38	54	63

Pool #G04459, 5.50%, 6/1/38	52	62

Pool #G04611, 6.00%, 7/1/38	115	138

Pool #G04650, 6.50%, 9/1/38	66	77

Pool #G05733, 5.00%, 11/1/39	181	211

Pool #G05969, 5.00%, 8/1/40	88	100

Pool #G05971, 5.50%, 8/1/40	434	503

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac Gold – 0.9% continued

Pool #G06020, 5.50%, 12/1/39	$411	$483

Pool #G06767, 5.00%, 10/1/41	351	408

Pool #G06947, 6.00%, 5/1/40	122	146

Pool #G08189, 7.00%, 3/1/37	21	24

Pool #G08192, 5.50%, 4/1/37	25	29

Pool #G08341, 5.00%, 4/1/39	454	529

Pool #G12571, 4.00%, 1/1/22(11)	—	—

Pool #G12837, 4.50%, 4/1/22(11)	—	—

Pool #G12868, 5.00%, 11/1/22	10	11

Pool #G12869, 5.00%, 9/1/22	5	6

Pool #G13136, 4.50%, 5/1/23	13	14

Pool #G13151, 6.00%, 3/1/23	5	5

Pool #G13201, 4.50%, 7/1/23	9	9

Pool #G13433, 5.50%, 1/1/24	12	13

Pool #G14168, 5.50%, 12/1/24	12	13

Pool #G14239, 4.00%, 9/1/26	396	423

Pool #G14554, 4.50%, 7/1/26	26	28

Pool #G14891, 3.00%, 10/1/28	198	211

Pool #G15134, 3.00%, 5/1/29	143	153

Pool #G15468, 3.50%, 12/1/29	261	283

Pool #G16562, 3.50%, 8/1/33	495	532

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac Gold – 0.9% continued

Pool #G16600, 3.00%, 7/1/33	$1,943	$2,071

Pool #G16774, 3.50%, 2/1/34	346	370

Pool #G16786, 4.00%, 4/1/34	396	423

Pool #G18220, 6.00%, 11/1/22	2	2

Pool #G18420, 3.00%, 1/1/27	305	322

Pool #G18438, 2.50%, 6/1/27	160	167

Pool #G18442, 3.50%, 8/1/27	268	289

Pool #G18571, 2.50%, 10/1/30	258	270

Pool #G18601, 3.00%, 5/1/31	349	369

Pool #G18626, 2.50%, 1/1/32	2,008	2,090

Pool #G18664, 3.50%, 10/1/32	208	224

Pool #G18681, 3.00%, 3/1/33	717	758

Pool #G30327, 4.50%, 1/1/27	11	12

Pool #G30835, 3.50%, 12/1/35	206	223

Pool #G31020, 2.50%, 2/1/37	50	51

Pool #G31057, 3.00%, 2/1/38	277	290

Pool #G67713, 4.00%, 6/1/48	1,095	1,202

Pool #J03041, 6.00%, 7/1/21	1	1

Pool #J03736, 5.50%, 11/1/21	1	1

Pool #J05307, 4.50%, 8/1/22	2	2

Pool #J06465, 6.00%, 11/1/22	1	1

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac Gold – 0.9% continued

Pool #J06476, 5.50%, 11/1/22	$3	$3

Pool #J08202, 5.00%, 7/1/23	4	4

Pool #J08454, 5.00%, 8/1/23	5	6

Pool #J08913, 5.50%, 10/1/23	7	7

Pool #J09148, 5.00%, 12/1/23	19	20

Pool #J09305, 5.00%, 2/1/24	23	24

Pool #J09463, 5.00%, 3/1/24	21	22

Pool #J11136, 4.00%, 11/1/24	15	16

Pool #J12098, 4.50%, 4/1/25	167	177

Pool #J14808, 3.50%, 3/1/26	197	210

Pool #J16932, 3.00%, 10/1/26	155	165

Pool #J17055, 3.00%, 11/1/26	102	108

Pool #J17232, 3.00%, 11/1/26	135	143

Pool #J17932, 3.00%, 3/1/27	202	214

Pool #J20834, 2.50%, 10/1/27	311	325

Pool #J21601, 2.50%, 12/1/27	1,170	1,222

Pool #J22069, 2.50%, 1/1/28	81	85

Pool #J22986, 2.50%, 3/1/28	636	666

Pool #J30435, 3.00%, 1/1/30	359	382

Pool #J32244, 3.00%, 7/1/30	1,284	1,361

Pool #J34252, 3.50%, 4/1/31	63	68

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Freddie Mac Gold – 0.9% continued

Pool #K90071, 3.00%, 2/1/33	$452	$471

Pool #K90641, 3.50%, 6/1/33	57	61

Pool #K90791, 3.00%, 7/1/33	250	264

Pool #K91490, 3.50%, 1/1/34	385	411

Pool #K92325, 3.00%, 1/1/35	270	285

Pool #V60268, 3.00%, 9/1/28	591	630

Pool #V60886, 2.50%, 8/1/30	165	173

Pool #V60902, 2.50%, 8/1/30	138	144

Pool #V61347, 2.50%, 10/1/31	504	529

		29,318

Government National Mortgage Association I – 0.4%

Pool #510835, 5.50%, 2/15/35	16	19

Pool #553463, 3.50%, 1/15/42	437	470

Pool #597889, 5.50%, 6/15/33	101	113

Pool #614169, 5.00%, 7/15/33	25	29

Pool #616879, 3.50%, 2/15/42	322	351

Pool #617739, 6.00%, 10/15/37	7	8

Pool #634431, 6.00%, 9/15/34	14	16

Pool #641416, 5.50%, 4/15/35	117	132

Pool #646341, 6.00%, 11/15/36	10	11

Pool #648538, 5.00%, 12/15/35	56	63

Pool #651753, 5.50%, 3/15/36	7	8

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Government National Mortgage Association I – 0.4% continued

Pool #670030, 3.00%, 7/15/45	$338	$354

Pool #675211, 6.50%, 3/15/38	6	7

Pool #675484, 5.50%, 6/15/38	36	42

Pool #676360, 6.50%, 10/15/37	4	5

Pool #682899, 6.00%, 9/15/40	126	145

Pool #687824, 5.50%, 8/15/38	71	84

Pool #687900, 5.00%, 9/15/38	80	91

Pool #687901, 5.00%, 9/15/38	58	67

Pool #692309, 6.00%, 1/15/39	31	35

Pool #697645, 5.50%, 10/15/38	28	33

Pool #698236, 5.00%, 6/15/39	178	204

Pool #698336, 4.50%, 5/15/39	187	211

Pool #699277, 6.00%, 9/15/38	7	8

Pool #700918, 5.50%, 11/15/38	63	73

Pool #700972, 5.50%, 11/15/38	19	22

Pool #701196, 6.00%, 10/15/38	5	6

Pool #703677, 5.50%, 6/15/39	100	115

Pool #704185, 5.50%, 1/15/39	21	24

Pool #704514, 4.50%, 5/15/39	325	366

Pool #704624, 4.50%, 7/15/39	1,071	1,231

Pool #717175, 4.50%, 6/15/39	196	223

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Government National Mortgage Association I – 0.4% continued

Pool #719262, 5.00%, 8/15/40	$102	$119

Pool #720065, 4.50%, 6/15/39	668	759

Pool #720202, 4.50%, 7/15/39	156	176

Pool #723231, 4.00%, 10/15/39	143	157

Pool #723339, 5.00%, 9/15/39	84	97

Pool #726085, 4.00%, 11/15/24	50	53

Pool #728629, 4.50%, 1/15/40	269	306

Pool #733663, 4.50%, 5/15/40	652	734

Pool #736768, 3.00%, 11/15/42	758	798

Pool #737286, 4.50%, 5/15/40	244	277

Pool #737416, 3.50%, 9/15/25	30	32

Pool #738134, 3.50%, 4/15/26	78	84

Pool #738247, 4.50%, 4/15/41	92	104

Pool #745215, 4.00%, 7/15/25	38	40

Pool #747643, 4.50%, 8/15/40	366	414

Pool #760874, 3.50%, 2/15/26	90	96

Pool #768800, 4.50%, 6/15/41	48	54

Pool #773939, 4.00%, 11/15/41	246	266

Pool #778957, 3.50%, 3/15/42	419	458

Pool #782131, 5.50%, 12/15/36	29	33

Pool #782150, 5.50%, 4/15/37	38	44

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Government National Mortgage Association I – 0.4% continued

Pool #782259, 5.00%, 2/15/36	$73	$84

Pool #782272, 5.50%, 2/15/38	64	76

Pool #782498, 6.00%, 12/15/38	29	34

Pool #782565, 5.00%, 2/15/39	745	867

Pool #782584, 5.00%, 3/15/39	37	43

Pool #782675, 4.50%, 6/15/24	31	32

Pool #782696, 5.00%, 6/15/39	169	196

Pool #782831, 6.00%, 12/15/39	23	27

Pool #783176, 4.00%, 11/15/40	442	489

Pool #783467, 4.00%, 10/15/41	1,257	1,390

Pool #783740, 2.50%, 12/15/27	116	121

Pool #AA5391, 3.50%, 6/15/42	24	27

Pool #AA6089, 3.00%, 2/15/43	297	316

Pool #AB2761, 3.50%, 8/15/42	92	99

Pool #AB2891, 3.00%, 9/15/42	122	129

Pool #AD8781, 3.00%, 3/15/43	240	255

Pool #AD9016, 3.00%, 4/15/43	229	241

Pool #AL1763, 3.50%, 1/15/45	123	133

		14,226

Government National Mortgage Association II – 6.2%

Pool #3570, 6.00%, 6/20/34	32	38

Pool #3665, 5.50%, 1/20/35	88	103

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Government National Mortgage Association II – 6.2% continued

Pool #3852, 6.00%, 5/20/36	$14	$17

Pool #3879, 6.00%, 7/20/36	42	49

Pool #3910, 6.00%, 10/20/36	21	25

Pool #3994, 5.00%, 6/20/37	15	17

Pool #4018, 6.50%, 8/20/37	52	62

Pool #4026, 5.00%, 9/20/37	20	23

Pool #4027, 5.50%, 9/20/37	9	11

Pool #4040, 6.50%, 10/20/37	11	13

Pool #4098, 5.50%, 3/20/38	65	76

Pool #4116, 6.50%, 4/20/38	26	31

Pool #4170, 6.00%, 6/20/38	50	59

Pool #4194, 5.50%, 7/20/38	112	127

Pool #4243, 5.00%, 9/20/38	27	30

Pool #4244, 5.50%, 9/20/38	31	36

Pool #4245, 6.00%, 9/20/38	18	20

Pool #4269, 6.50%, 10/20/38	25	29

Pool #4290, 5.50%, 11/20/38	21	25

Pool #4344, 6.00%, 1/20/39	39	46

Pool #4345, 6.50%, 1/20/39	27	32

Pool #4425, 5.50%, 4/20/39	69	81

Pool #4559, 5.00%, 10/20/39	143	164

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Government National Mortgage Association II – 6.2% continued

Pool #4561, 6.00%, 10/20/39	$83	$98

Pool #4617, 4.50%, 1/20/40	43	48

Pool #4619, 5.50%, 1/20/40	158	184

Pool #4713, 4.50%, 6/20/40	123	138

Pool #4747, 5.00%, 7/20/40	109	125

Pool #4881, 3.50%, 12/20/40	477	513

Pool #4882, 4.00%, 12/20/40	1,053	1,166

Pool #4923, 4.50%, 1/20/41	107	121

Pool #5050, 4.00%, 5/20/26	73	78

Pool #5081, 4.00%, 6/20/41	175	194

Pool #5082, 4.50%, 6/20/41	175	196

Pool #5083, 5.00%, 6/20/41	734	844

Pool #5114, 4.00%, 7/20/41	675	750

Pool #5141, 5.00%, 8/20/41	99	114

Pool #5175, 4.50%, 9/20/41	101	113

Pool #5176, 5.00%, 9/20/41	487	560

Pool #5202, 3.50%, 10/20/41	271	294

Pool #5203, 4.00%, 10/20/41	168	186

Pool #5232, 3.50%, 11/20/41	517	563

Pool #5264, 5.50%, 12/20/41	12	14

Pool #5280, 4.00%, 1/20/42	190	207

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Government National Mortgage Association II – 6.2% continued

Pool #5304, 3.50%, 2/20/42	$192	$208

Pool #5317, 5.50%, 2/20/42	88	103

Pool #5326, 3.00%, 3/20/27	205	216

Pool #5331, 3.50%, 3/20/42	303	328

Pool #626951, 3.00%, 6/20/45	597	664

Pool #737602, 4.00%, 11/20/40	245	270

Pool #752757, 4.50%, 11/20/40	297	330

Pool #755677, 4.00%, 12/20/40	165	181

Pool #766711, 4.00%, 5/20/42	790	867

Pool #782433, 6.00%, 10/20/38	71	84

Pool #783976, 3.50%, 4/20/43	2,259	2,456

Pool #784345, 3.50%, 7/20/47	649	721

Pool #AA5970, 3.00%, 1/20/43	833	884

Pool #AA6054, 3.00%, 2/20/43	1,255	1,338

Pool #AA6149, 3.00%, 3/20/43	814	864

Pool #AA6160, 3.50%, 3/20/43	271	294

Pool #AA6243, 3.50%, 4/20/43	106	115

Pool #AB9443, 3.50%, 11/20/42	389	417

Pool #AD1755, 3.50%, 2/20/43	499	541

Pool #AD8825, 3.50%, 3/20/43	281	305

Pool #AF5097, 4.00%, 8/20/43	754	827

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Government National Mortgage Association II – 6.2% continued

Pool#AJ0645, 3.50%, 7/20/44	$232	$251

Pool#AJ0789, 3.50%, 8/20/45	1,890	2,052

Pool#AJ3643, 4.00%, 10/20/44	598	659

Pool#AK6867, 3.50%, 1/20/45	1,272	1,377

Pool#AO7525, 3.50%, 8/20/45	1,514	1,643

Pool#AO7682, 4.00%, 8/20/45	535	582

Pool#BB6965, 3.50%, 7/20/47	395	429

Pool#BE9902, 4.50%, 6/20/48	487	533

Pool#MA0006, 2.50%, 4/20/27	79	81

Pool#MA0022, 3.50%, 4/20/42	305	331

Pool#MA0088, 3.50%, 5/20/42	685	744

Pool#MA0220, 3.50%, 7/20/42	357	388

Pool#MA0318, 3.50%, 8/20/42	665	722

Pool#MA0321, 5.00%, 8/20/42	157	179

Pool#MA0391, 3.00%, 9/20/42	1,479	1,574

Pool#MA0392, 3.50%, 9/20/42	296	321

Pool#MA0698, 3.00%, 1/20/43	350	373

Pool#MA0826, 3.00%, 3/20/28	95	100

Pool#MA0850, 2.50%, 3/20/43	140	146

Pool#MA0851, 3.00%, 3/20/43	510	542

Pool#MA0852, 3.50%, 3/20/43	610	662

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Government National Mortgage Association II – 6.2% continued

Pool#MA0933, 3.00%, 4/20/43	$619	$659

Pool#MA0934, 3.50%, 4/20/43	204	222

Pool#MA1011, 3.00%, 5/20/43	597	636

Pool#MA1012, 3.50%, 5/20/43	545	592

Pool#MA1064, 2.50%, 6/20/28	313	326

Pool#MA1089, 3.00%, 6/20/43	637	678

Pool#MA1224, 3.50%, 8/20/43	461	500

Pool#MA1285, 3.50%, 9/20/43	269	292

Pool#MA1839, 4.00%, 4/20/44	147	162

Pool#MA1920, 4.00%, 5/20/44	157	174

Pool#MA2224, 4.00%, 9/20/44	860	950

Pool#MA2444, 3.00%, 12/20/44	107	114

Pool#MA2521, 3.50%, 1/20/45	461	493

Pool#MA2522, 4.00%, 1/20/45	183	203

Pool#MA2677, 3.00%, 3/20/45	231	245

Pool#MA2753, 3.00%, 4/20/45	616	653

Pool#MA2754, 3.50%, 4/20/45	253	271

Pool#MA2891, 3.00%, 6/20/45	692	732

Pool#MA2892, 3.50%, 6/20/45	238	255

Pool#MA2935, 3.00%, 7/20/30	414	437

Pool#MA2960, 3.00%, 7/20/45	555	588

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Government National Mortgage Association II – 6.2% continued

Pool #MA3034, 3.50%, 8/20/45	$691	$740

Pool #MA3104, 3.00%, 9/20/45	760	804

Pool #MA3106, 4.00%, 9/20/45	612	672

Pool #MA3172, 3.00%, 10/20/45	147	155

Pool #MA3173, 3.50%, 10/20/45	2,895	3,102

Pool #MA3174, 4.00%, 10/20/45	338	370

Pool #MA3244, 3.50%, 11/20/45	524	562

Pool #MA3245, 4.00%, 11/20/45	1,228	1,350

Pool #MA3310, 3.50%, 12/20/45	1,143	1,225

Pool #MA3378, 4.50%, 1/20/46	706	790

Pool #MA3521, 3.50%, 3/20/46	1,012	1,082

Pool #MA3522, 4.00%, 3/20/46	282	310

Pool #MA3596, 3.00%, 4/20/46	583	615

Pool #MA3597, 3.50%, 4/20/46	1,027	1,099

Pool #MA3662, 3.00%, 5/20/46	964	1,021

Pool #MA3663, 3.50%, 5/20/46	624	670

Pool #MA3664, 4.00%, 5/20/46	273	298

Pool #MA3735, 3.00%, 6/20/46	1,167	1,237

Pool #MA3736, 3.50%, 6/20/46	814	869

Pool #MA3777, 2.50%, 7/20/31	103	107

Pool #MA3778, 3.00%, 7/20/31	139	146

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Government National Mortgage Association II – 6.2% continued

Pool #MA3802, 3.00%, 7/20/46	$1,383	$1,460

Pool #MA3803, 3.50%, 7/20/46	1,212	1,291

Pool #MA3873, 3.00%, 8/20/46	529	560

Pool #MA3874, 3.50%, 8/20/46	565	605

Pool #MA3912, 2.50%, 9/20/31	150	157

Pool #MA3936, 3.00%, 9/20/46	1,225	1,291

Pool #MA3937, 3.50%, 9/20/46	1,724	1,844

Pool #MA4002, 2.50%, 10/20/46	83	86

Pool #MA4003, 3.00%, 10/20/46	806	849

Pool #MA4067, 2.50%, 11/20/46	658	682

Pool #MA4068, 3.00%, 11/20/46	3,826	4,034

Pool #MA4101, 2.50%, 12/20/31	80	83

Pool #MA4125, 2.50%, 12/20/46	45	47

Pool #MA4196, 3.50%, 1/20/47	840	894

Pool #MA4322, 4.00%, 3/20/47	364	393

Pool #MA4382, 3.50%, 4/20/47	279	297

Pool #MA4509, 3.00%, 6/20/47	1,258	1,333

Pool #MA4512, 4.50%, 6/20/47	514	565

Pool #MA4624, 3.00%, 8/20/32	116	122

Pool #MA4652, 3.50%, 8/20/47	1,196	1,273

Pool #MA4718, 3.00%, 9/20/47	3,016	3,189

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Government National Mortgage Association II – 6.2% continued

Pool #MA4719, 3.50%, 9/20/47	$1,901	$2,020

Pool #MA4778, 3.50%, 10/20/47	1,192	1,273

Pool #MA4838, 4.00%, 11/20/47	177	191

Pool #MA4900, 3.50%, 12/20/47	1,205	1,283

Pool #MA4901, 4.00%, 12/20/47	2,434	2,628

Pool #MA4962, 3.50%, 1/20/48	1,141	1,216

Pool #MA4963, 4.00%, 1/20/48	443	478

Pool #MA5021, 4.50%, 2/20/48	639	692

Pool #MA5077, 3.50%, 3/20/48	1,306	1,389

Pool #MA5137, 4.00%, 4/20/48	207	221

Pool #MA5191, 3.50%, 5/20/48	745	794

Pool #MA5264, 4.00%, 6/20/48	496	534

Pool #MA5265, 4.50%, 6/20/48	532	578

Pool #MA5266, 5.00%, 6/20/48	693	760

Pool #MA5330, 4.00%, 7/20/48	654	703

Pool #MA5331, 4.50%, 7/20/48	1,088	1,191

Pool #MA5398, 4.00%, 8/20/48	457	491

Pool #MA5399, 4.50%, 8/20/48	511	559

Pool #MA5466, 4.00%, 9/20/48	1,084	1,169

Pool #MA5467, 4.50%, 9/20/48	611	665

Pool #MA5528, 4.00%, 10/20/48	631	680

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Government National Mortgage Association II – 6.2% continued

Pool #MA5529, 4.50%, 10/20/48	$613	$665

Pool #MA5564, 3.50%, 11/20/33	285	304

Pool #MA5595, 4.00%, 11/20/48	219	236

Pool #MA5653, 5.00%, 12/20/48	870	952

Pool #MA5818, 4.50%, 3/20/49	650	703

Pool #MA5931, 4.00%, 5/20/49	1,321	1,414

Pool #MA5985, 3.50%, 6/20/49	1,243	1,312

Pool #MA6040, 4.00%, 7/20/49	1,582	1,692

Pool #MA6217, 2.50%, 10/20/49	445	459

Pool #MA6218, 3.00%, 10/20/49	5,258	5,479

Pool #MA6282, 2.50%, 11/20/49	1,191	1,229

Pool #MA6283, 3.00%, 11/20/49	2,768	2,893

Pool #MA6310, 3.00%, 12/20/34	112	118

Pool #MA6337, 2.50%, 12/20/49	350	362

Pool #MA6338, 3.00%, 12/20/49	4,130	4,303

Pool #MA6339, 3.50%, 12/20/49	2,592	2,736

Pool #MA6408, 2.50%, 1/20/50	921	950

Pool #MA6409, 3.00%, 1/20/50	1,167	1,222

Pool #MA6410, 3.50%, 1/20/50	2,665	2,814

Pool #MA6655, 2.50%, 5/20/50	686	708

Pool #MA6709, 2.50%, 6/20/50	3,231	3,333

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Government National Mortgage Association II – 6.2% continued

Pool #MA6765, 2.50%, 7/20/50	$3,892	$4,016

Pool #MA6819, 2.50%, 8/20/50	2,023	2,088

Pool #MA6820, 3.00%, 8/20/50	1,921	2,002

Pool #MA6865, 2.50%, 9/20/50	5,877	6,063

Pool #MA6866, 3.00%, 9/20/50	11,517	12,021

Pool #MA6930, 2.00%, 10/20/50	1,767	1,784

Pool #MA6931, 2.50%, 10/20/50	4,617	4,764

Pool #MA6994, 2.00%, 11/20/50	2,270	2,293

Pool #MA6995, 2.50%, 11/20/50	4,217	4,352

Pool #MA7051, 2.00%, 12/20/50	2,972	3,000

Pool #MA7052, 2.50%, 12/20/50	2,476	2,555

Pool #MA7107, 1/20/36(12)	293	307

Pool #MA7135, 2.00%, 1/20/51	3,678	3,714

Pool #MA7136, 2.50%, 1/20/51	2,684	2,770

Pool #MA7164, 2/20/36(12)	197	203

Pool #MA7192, 2.00%, 2/20/51	4,588	4,634

Pool #MA7193, 2.50%, 2/20/51	1,196	1,234

Pool #MA7254, 2.00%, 3/20/51	5,000	5,051

Pool #MA7311, 4/20/51(12)	3,000	3,029

Pool #MA7312, 4/20/51(12)	2,000	2,064

		202,126

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 30.1% (10) continued

Tennessee Valley Authority – 0.1%

5.25%, 9/15/39	$1,650	$2,258
Total U.S. Government Agencies
(Cost $961,552)		978,533

U.S. GOVERNMENT OBLIGATIONS - 37.5%

U.S. Treasury Bonds – 7.0%

7.63%, 2/15/25	5,000	6,347

4.50%, 2/15/36	1,000	1,321

4.38%, 2/15/38	1,000	1,320

4.50%, 8/15/39	2,000	2,703

4.38%, 11/15/39	2,000	2,668

4.63%, 2/15/40	2,000	2,752

4.38%, 5/15/40	2,000	2,676

1.38%, 11/15/40	10,000	8,483

1.88%, 2/15/41	7,000	6,501

3.75%, 8/15/41	4,000	4,963

3.13%, 2/15/42	2,000	2,274

2.75%, 8/15/42	3,000	3,211

2.75%, 11/15/42	4,000	4,278

3.63%, 2/15/44	5,000	6,132

3.38%, 5/15/44	5,000	5,905

3.13%, 8/15/44	5,000	5,677

3.00%, 11/15/44	7,000	7,785

2.50%, 2/15/45	6,000	6,110

3.00%, 5/15/45	6,000	6,671

3.00%, 11/15/45	5,000	5,568

2.50%, 2/15/46	3,000	3,050

2.50%, 5/15/46	8,000	8,133

2.25%, 8/15/46	5,000	4,839

2.88%, 11/15/46	5,000	5,447

3.00%, 5/15/47	8,000	8,928

2.75%, 8/15/47	7,000	7,460

2.75%, 11/15/47	8,000	8,529

3.00%, 2/15/48	8,000	8,940

3.13%, 5/15/48	5,000	5,717

3.00%, 8/15/48	10,000	11,191

3.00%, 2/15/49	10,000	11,203

2.88%, 5/15/49	10,000	10,948

2.25%, 8/15/49	5,000	4,820

2.38%, 11/15/49	7,000	6,934

2.00%, 2/15/50	8,000	7,294

1.25%, 5/15/50	9,000	6,769

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 37.5% continued

U.S. Treasury Bonds – 7.0% continued

1.38%, 8/15/50	$10,000	$7,772

1.63%, 11/15/50	8,000	6,640

		227,959

U.S. Treasury Notes – 30.5%

1.88%, 4/30/22	20,000	20,381

1.75%, 6/30/22	25,000	25,509

1.63%, 8/15/22	5,000	5,102

0.13%, 8/31/22	20,000	20,000

1.75%, 9/30/22	10,000	10,242

1.88%, 10/31/22	10,000	10,273

0.13%, 11/30/22	10,000	9,997

2.00%, 11/30/22	10,000	10,308

0.13%, 12/31/22	25,000	24,988

2.13%, 12/31/22	10,000	10,343

0.13%, 1/31/23	10,000	9,994

0.13%, 2/28/23	10,000	9,994

1.50%, 2/28/23	10,000	10,254

2.63%, 2/28/23	20,000	20,937

0.13%, 3/31/23	10,000	9,993

1.63%, 4/30/23	10,000	10,298

2.75%, 4/30/23	15,000	15,796

0.13%, 5/15/23	38,000	37,948

2.75%, 5/31/23	23,000	24,268

2.63%, 6/30/23	5,000	5,272

0.13%, 8/15/23	10,000	9,975

2.75%, 8/31/23	25,000	26,514

2.88%, 10/31/23	10,000	10,670

2.75%, 11/15/23	5,000	5,324

2.63%, 12/31/23	5,000	5,318

0.13%, 1/15/24	10,000	9,948

0.13%, 2/15/24	10,000	9,945

2.38%, 2/29/24	20,000	21,178

0.25%, 3/15/24	10,000	9,973

2.50%, 5/15/24	20,000	21,311

2.00%, 5/31/24	5,000	5,250

2.00%, 6/30/24	20,000	21,009

2.38%, 8/15/24	10,000	10,640

1.50%, 9/30/24	5,000	5,171

1.50%, 10/31/24	10,000	10,338

2.25%, 11/15/24	10,000	10,609

1.50%, 11/30/24	15,000	15,504

1.38%, 1/31/25	10,000	10,286

2.75%, 2/28/25	15,000	16,229

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 37.5% continued

U.S. Treasury Notes – 30.5% continued

0.38%, 4/30/25	$35,000	$34,547

2.13%, 5/15/25	10,000	10,582

0.25%, 6/30/25	15,000	14,691

2.75%, 6/30/25	5,000	5,423

0.25%, 7/31/25	15,000	14,667

0.25%, 8/31/25	10,000	9,763

3.00%, 9/30/25	10,000	10,973

0.38%, 11/30/25	10,000	9,777

2.63%, 12/31/25	10,000	10,817

0.38%, 1/31/26	10,000	9,747

1.63%, 2/15/26	10,000	10,337

0.50%, 2/28/26	20,000	19,598

0.75%, 3/31/26	10,000	9,909

1.63%, 5/15/26	10,000	10,323

1.50%, 8/15/26	10,000	10,237

1.63%, 9/30/26	10,000	10,296

2.00%, 11/15/26	10,000	10,488

1.75%, 12/31/26	10,000	10,344

2.25%, 2/15/27	10,000	10,616

1.13%, 2/28/27	10,000	9,966

0.50%, 4/30/27	10,000	9,572

0.50%, 5/31/27	10,000	9,552

2.25%, 8/15/27	10,000	10,593

0.50%, 8/31/27	10,000	9,500

0.50%, 10/31/27	10,000	9,465

2.25%, 11/15/27	10,000	10,579

0.63%, 12/31/27	10,000	9,514

2.75%, 2/15/28	10,000	10,900

1.25%, 3/31/28	10,000	9,889

2.88%, 5/15/28	10,000	10,986

2.88%, 8/15/28	10,000	10,992

3.13%, 11/15/28	10,000	11,175

2.63%, 2/15/29	10,000	10,809

2.38%, 5/15/29	10,000	10,619

1.75%, 11/15/29	10,000	10,111

1.50%, 2/15/30	10,000	9,870

0.63%, 5/15/30	10,000	9,093

0.63%, 8/15/30	10,000	9,055

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 37.5% continued

U.S. Treasury Notes – 30.5% continued

0.88%, 11/15/30	$20,000	$18,478

1.13%, 2/15/31	10,000	9,441

		990,383
Total U.S. Government Obligations
(Cost $1,199,621)		1,218,342

MUNICIPAL BONDS – 0.6%

Arizona – 0.0%

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Build America Bonds, 4.84%, 1/1/41	110	140

California – 0.2%

Bay Area Toll Authority Toll Bridge Subordinate Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/1/50	150	247

Bay Area Toll Authority Toll Bridge Taxable Revenue Bonds, Series S3, Build America Bonds, 6.91%, 10/1/50	150	248

California State G.O. Unlimited Bonds, Build America Bonds, 7.30%, 10/1/39	920	1,403

7.63%, 3/1/40	405	649

7.60%, 11/1/40	400	664

California State Various Purpose Taxable G.O. Unlimited Bonds, Build America Bonds, 7.55%, 4/1/39	585	945

East Bay Municipal Utility District Water System Subordinated Revenue Bonds, Build America Bonds, 5.87%, 6/1/40	300	412

Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds, 6.75%, 8/1/49	150	246

Los Angeles Unified School District G.O. Unlimited Bonds, Series RY, Build America Bonds, 6.76%, 7/1/34	290	410

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.6% continued

California – 0.2% continued

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds, 5.75%, 7/1/34	$335	$443

San Diego County Water Authority Financing Agency Revenue Bonds, Series B, Build America Bonds, 6.14%, 5/1/49	100	145

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Build America Bonds, 6.95%, 11/1/50	75	120

University of California Revenue Bonds, Build America Bonds, 5.95%, 5/15/45	150	204

University of California Taxable General Revenue Bonds, Series AD, 4.86%, 5/15/12(8)	1,000	1,264

		7,400

Connecticut – 0.0%

Connecticut State Taxable G.O. Unlimited Bonds, Series A, 5.85%, 3/15/32	300	398

District of Columbia – 0.0%

District of Columbia Income Tax Secured Revenue Bonds, Series E, Build America Bonds, 5.59%, 12/1/34	30	38

Georgia – 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, Build America Bonds, 6.66%, 4/1/57	99	143

Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds, 6.64%, 4/1/57	68	97

7.06%, 4/1/57	295	410

		650

Illinois – 0.1%

Chicago Transit Authority Sales & Transfer Tax Receipts Pension Funding Taxable Revenue Bonds, Series A, 6.90%, 12/1/40	300	419

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.6% continued

Illinois – 0.1% continued

Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series B, Build America Bonds, 6.20%, 12/1/40	$140	$187

Illinois State Taxable Pension G.O. Unlimited Bonds, 5.10%, 6/1/33	705	794

		1,400

Massachusetts – 0.0%

Massachusetts State G.O. Limited Bonds, Series D, Build America Bonds, 4.50%, 8/1/31	250	303

Massachusetts State School Building Authority Sales TRB, Build America Bonds, 5.72%, 8/15/39	100	136

		439

Mississippi – 0.0%

Mississippi State G.O. Unlimited Bonds, Series F, Build America Bonds, 5.25%, 11/1/34	100	128

Nevada – 0.0%

Clark County Airport System Taxable Revenue Bonds, Series C, Build America Bonds, 6.82%, 7/1/45	200	299

New Jersey – 0.0%

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, Build America Bonds, 6.56%, 12/15/40	200	276

New Jersey State Turnpike Authority Taxable Revenue Bonds, Build America Bonds, 7.41%, 1/1/40	125	196

Rutgers State University Revenue Bonds, Build America Bonds, 5.67%, 5/1/40	145	194

		666

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.6% continued

New York – 0.1%

Metropolitan Transportation Authority Dedicated Tax Fund Taxable Revenue Bonds, Build America Bonds, 7.34%, 11/15/39	$75	$118

Metropolitan Transportation Authority Taxable Revenue Bonds, Build America Bonds, 6.81%, 11/15/40	60	83

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds, 5.75%, 6/15/41	200	281

5.72%, 6/15/42	250	352

New York City Transitional Finance Authority Future Tax Secured Taxable Revenue Bonds, Build America Bonds, 5.77%, 8/1/36	300	377

New York G.O. Unlimited Bonds, Build America Bonds, 5.52%, 10/1/37	100	130

New York State Dormitory Authority Personal Income TRB, Series D, Build America Bonds, 5.60%, 3/15/40	250	329

New York State Dormitory Authority State Personal Income Tax Build America Revenue Bonds, Unrefunded Balance, 5.63%, 3/15/39	75	94

New York State Urban Development Corp. Taxable Revenue Bonds, Build America Bonds, 5.77%, 3/15/39	100	122

Port Authority of New York & New Jersey Consolidated 164th Taxable Revenue Bonds, 5.65%, 11/1/40	350	472

Port Authority of New York & New Jersey Consolidated 165th Taxable Revenue Bonds, 5.65%, 11/1/40	200	269

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.6% continued

New York – 0.1% continued

Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds, 4.93%, 10/1/51	$250	$326

		2,953

Ohio – 0.1%

American Municipal Power-Ohio, Inc., Revenue Bonds, Subseries B, Build America Bonds, 6.45%, 2/15/44	200	278

American Municipal Power-Ohio, Inc., Taxable Revenue Bonds, Series B, Build America Bonds, Combined Hydroelectric Projects, 8.08%, 2/15/50	300	516

Ohio State University Revenue Bonds, Series C, Build America Bonds, 4.91%, 6/1/40	190	246

Ohio State University Taxable Revenue Bonds, Series A, 4.80%, 6/1/11(5)	200	257

Ohio State Water Quality Development Authority Pollution Control Taxable Revenue Bonds, Series B-2, Loan Fund, 4.88%, 12/1/34	90	106

		1,403

Oregon – 0.0%

Oregon State Department of Transportation Highway Subordinate Lien User Taxable Revenue Bonds, Series A, Build America Bonds, 5.83%, 11/15/34	200	270

Pennsylvania – 0.0%

State Public School Building Authority Taxable Revenue Bonds, Series A, Qualified School Construction Bonds, 5.00%, 9/15/27	200	237

Tennessee – 0.0%

Metropolitan Government of Nashville & Davidson County Convention Center Authority Subordinate Taxable Revenue Bonds, Series B, Build America Bonds, 6.73%, 7/1/43	100	142

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.6% continued

Texas – 0.1%

Dallas Area Rapid Transit Sales TRB, Build America Bonds, 5.02%, 12/1/48	$180	$242

Dallas Independent School District Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (PSF, Gtd.), 6.45%, 2/15/35	200	202

Houston Pension Taxable G.O. Limited Refunding Bonds, Series A, 6.29%, 3/1/32	245	306

North Texas Tollway Authority Revenue Bonds, Build America Bonds, 6.72%, 1/1/49	125	198

San Antonio Electric & Gas Revenue Bonds, Build America Bonds, 5.99%, 2/1/39	200	278

Texas State Taxable G.O. Unlimited Bonds, Build America Bonds, 5.52%, 4/1/39	200	279

Texas State Transportation Commission State Highway Fund Taxable Revenue Bonds, Series B, First Tier, 5.18%, 4/1/30	300	366

University of Texas Revenue Bonds, Series C, Build America Bonds, 4.79%, 8/15/46	100	127

		1,998

Utah – 0.0%

Utah State G.O. Unlimited Bonds, Series B, Build America Bonds, 3.54%, 7/1/25	95	102

Virginia – 0.0%

University of Virginia University Taxable Revenue Refunding Bonds, 2.26%, 9/1/50	1,000	876

Washington – 0.0%

Central Puget Sound Regional Transportation Authority Sales & Use TRB, Build America Bonds, 5.49%, 11/1/39	80	107

Washington State Convention Center Public Facilities District Revenue Bonds, Build America Bonds, 6.79%, 7/1/40	100	127

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.6% continued

Washington – 0.0% continued

Washington State G.O. Unlimited

Bonds, Series F, Build America

Bonds, 5.14%, 8/1/40	$100	$135

		369
Total Municipal Bonds
(Cost $15,635)		19,908

	NUMBER OF SHARES	VALUE (000S)

OTHER – 0 . 0%

Escrow Lehman Brothers Holdings

Capital Trust VII(13) (14)	50,000	$—
Total Other
(Cost $39)		—

INVESTMENT COMPANIES – 2.5%

Northern Institutional Funds -

U.S. Government Portfolio (Shares), 0.00%(15) (16)	80,396,717	80,397
Total Investment Companies
(Cost $80,397)		80,397

Total Investments – 101.7%
(Cost $3,223,434)		3,306,146

Liabilities less Other Assets – (1.7%)		(53,928)
NET ASSETS – 100.0%		$3,252,218

(1)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(2)	Variable rate security. Rate as of March 31, 2021 is disclosed.
(3)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2021.
(4)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(5)	Century bond maturing in 2111.
(6)	Century bond maturing in 2114.
(7)	Century bond maturing in 2116.
(8)	Century bond maturing in 2112.
(9)	Zero coupon bond.
(10)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(11)	Principal Amount and Value rounds to less than one thousand.
(12)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.
(13)	Issuer has defaulted on terms of debt obligation.
(14)	Level 3 asset that is worthless, bankrupt or has been delisted.
(15)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(16)	7-day current yield as of March 31, 2021 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

A.G. - Aktiengesellschaft (German: Stock Corporation)

AB - Aktiebolag (Sweden: Corporation)

ASA - Aksjeselskap (Norway: Stock Company)

B.V. - Besloten Vennootschap (Dutch: Private Limited Liability Company)

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

Gtd. - Guaranteed

ICE - Intercontinental Exchange

L.P. - Limited Partnership

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

N.V. - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Company

PSF - Permanent School Fund

S.A. - Société Anonyme (French: Public Limited Company)

S.A.B. de C.V. - Sociedad Anónima Bursátil de Capital Variable (Mexico: Public Company)

SOFR - Secured Overnight Financing Rate

TBA - To be announced

TRB - Tax Revenue Bonds

USD - United States Dollar

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued	MARCH 31, 2021

At March 31, 2021, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS
United States Dollar	101.7%
Total Investments	101.7
Liabilities less Other Assets	(1.7)
Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-Backed Securities(1)	$ —	$ 51,892	$ —	$ 51,892

Corporate Bonds(1)	—	725,640	—	725,640

Foreign Issuer Bonds(1)	—	231,434	—	231,434

U.S. Government

Agencies(1)	—	978,533	—	978,533

U.S. Government

Obligations(1)	—	1,218,342	—	1,218,342

Municipal Bonds(1)	—	19,908	—	19,908

Investment Companies	80,397	—	—	80,397

Total Investments	$80,397	$3,225,749	$ —	$3,306,146
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND	MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 100.0%

U.S. Treasury Bonds – 20.0%

6.00%, 2/15/26	$10	$12

6.50%, 11/15/26	75	97

6.38%, 8/15/27	65	86

6.13%, 11/15/27	75	98

5.50%, 8/15/28	50	64

5.25%, 11/15/28	100	127

6.13%, 8/15/29	50	68

6.25%, 5/15/30	75	105

5.38%, 2/15/31	100	134

4.50%, 2/15/36	110	145

4.75%, 2/15/37	25	34

5.00%, 5/15/37	50	70

4.38%, 2/15/38	50	66

4.50%, 5/15/38	95	127

3.50%, 2/15/39	100	120

4.25%, 5/15/39	100	131

4.50%, 8/15/39	200	270

4.38%, 11/15/39	100	133

4.63%, 2/15/40	185	255

1.13%, 5/15/40	450	366

4.38%, 5/15/40	190	254

1.13%, 8/15/40	750	608

3.88%, 8/15/40	150	189

1.38%, 11/15/40	375	318

4.25%, 11/15/40	180	238

1.88%, 2/15/41	500	464

4.75%, 2/15/41	145	204

4.38%, 5/15/41	140	188

3.75%, 8/15/41	150	186

3.13%, 11/15/41	145	165

3.13%, 2/15/42	200	227

3.00%, 5/15/42	155	173

2.75%, 8/15/42	230	246

2.75%, 11/15/42	315	337

3.13%, 2/15/43	305	346

2.88%, 5/15/43	375	409

3.63%, 8/15/43	250	306

3.75%, 11/15/43	330	412

3.63%, 2/15/44	300	368

3.38%, 5/15/44	350	413

3.13%, 8/15/44	325	369

3.00%, 11/15/44	355	395

2.50%, 2/15/45	350	356

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 100.0% continued

U.S. Treasury Bonds – 20.0% continued

3.00%, 5/15/45	$175	$195

2.88%, 8/15/45	275	300

3.00%, 11/15/45	130	145

2.50%, 2/15/46	300	305

2.50%, 5/15/46	350	356

2.25%, 8/15/46	325	315

2.88%, 11/15/46	300	327

3.00%, 2/15/47	300	335

3.00%, 5/15/47	250	279

2.75%, 8/15/47	400	426

2.75%, 11/15/47	350	373

3.00%, 2/15/48	490	548

3.13%, 5/15/48	325	372

3.00%, 8/15/48	500	560

3.38%, 11/15/48	500	599

3.00%, 2/15/49	550	616

2.88%, 5/15/49	500	547

2.25%, 8/15/49	600	578

2.38%, 11/15/49	425	421

2.00%, 2/15/50	665	606

1.25%, 5/15/50	650	489

1.38%, 8/15/50	750	583

1.63%, 11/15/50	850	705

1.88%, 2/15/51	450	398

		20,057

U.S. Treasury Notes – 80.0%

2.25%, 4/15/22	380	389

0.13%, 4/30/22	250	250

1.75%, 4/30/22	300	305

1.88%, 4/30/22	250	255

1.75%, 5/15/22	275	280

2.13%, 5/15/22	250	256

0.13%, 5/31/22	500	500

1.75%, 5/31/22	250	255

1.88%, 5/31/22	300	306

1.75%, 6/15/22	400	408

0.13%, 6/30/22	350	350

1.75%, 6/30/22	250	255

2.13%, 6/30/22	200	205

1.75%, 7/15/22	250	255

0.13%, 7/31/22	400	400

1.88%, 7/31/22	400	409

2.00%, 7/31/22	200	205

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 100.0% continued

U.S. Treasury Notes – 80.0% continued

1.50%, 8/15/22	$200	$204

1.63%, 8/15/22	250	255

0.13%, 8/31/22	600	600

1.63%, 8/31/22	350	357

1.88%, 8/31/22	275	282

1.50%, 9/15/22	395	403

0.13%, 9/30/22	450	450

1.75%, 9/30/22	295	302

1.88%, 9/30/22	300	308

1.38%, 10/15/22	350	357

0.13%, 10/31/22	700	700

1.88%, 10/31/22	225	231

2.00%, 10/31/22	300	309

1.63%, 11/15/22	755	773

0.13%, 11/30/22	750	750

2.00%, 11/30/22	700	722

1.63%, 12/15/22	450	461

0.13%, 12/31/22	500	500

2.13%, 12/31/22	525	543

1.50%, 1/15/23	400	410

0.13%, 1/31/23	150	150

1.75%, 1/31/23	275	283

2.38%, 1/31/23	250	260

1.38%, 2/15/23	300	307

2.00%, 2/15/23	475	491

0.13%, 2/28/23	500	500

1.50%, 2/28/23	250	256

2.63%, 2/28/23	350	366

0.50%, 3/15/23	400	403

0.13%, 3/31/23	650	650

1.50%, 3/31/23	200	205

2.50%, 3/31/23	350	366

0.25%, 4/15/23	485	486

1.63%, 4/30/23	175	180

2.75%, 4/30/23	350	369

0.13%, 5/15/23	400	399

1.75%, 5/15/23	525	542

1.63%, 5/31/23	200	206

2.75%, 5/31/23	350	369

0.25%, 6/15/23	485	486

1.38%, 6/30/23	250	257

2.63%, 6/30/23	375	395

0.13%, 7/15/23	490	489

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 100.0% continued

U.S. Treasury Notes – 80.0% continued

1.25%, 7/31/23	$325	$333

2.75%, 7/31/23	375	397

0.13%, 8/15/23	350	349

2.50%, 8/15/23	300	316

1.38%, 8/31/23	250	257

2.75%, 8/31/23	200	212

0.13%, 9/15/23	330	329

1.38%, 9/30/23	250	257

2.88%, 9/30/23	380	405

0.13%, 10/15/23	435	434

1.63%, 10/31/23	300	311

2.88%, 10/31/23	350	374

0.25%, 11/15/23	550	550

2.75%, 11/15/23	600	639

2.13%, 11/30/23	300	315

2.88%, 11/30/23	250	267

0.13%, 12/15/23	450	448

2.25%, 12/31/23	250	263

2.63%, 12/31/23	400	425

0.13%, 1/15/24	500	497

2.25%, 1/31/24	300	316

2.50%, 1/31/24	250	265

0.13%, 2/15/24	600	597

2.75%, 2/15/24	550	588

2.13%, 2/29/24	300	316

2.38%, 2/29/24	300	318

0.25%, 3/15/24	650	648

2.13%, 3/31/24	600	631

2.00%, 4/30/24	250	262

2.25%, 4/30/24	300	317

2.50%, 5/15/24	575	613

2.00%, 5/31/24	300	315

1.75%, 6/30/24	425	443

2.00%, 6/30/24	300	315

1.75%, 7/31/24	250	261

2.13%, 7/31/24	250	264

2.38%, 8/15/24	525	559

1.25%, 8/31/24	400	410

1.88%, 8/31/24	250	262

1.50%, 9/30/24	400	414

2.13%, 9/30/24	300	317

1.50%, 10/31/24	450	465

2.25%, 10/31/24	300	318

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 100.0% continued

U.S. Treasury Notes – 80.0% continued

2.25%, 11/15/24	$550	$584

1.50%, 11/30/24	300	310

2.13%, 11/30/24	200	211

1.75%, 12/31/24	400	417

2.25%, 12/31/24	250	266

1.38%, 1/31/25	900	926

2.50%, 1/31/25	200	214

2.00%, 2/15/25	625	658

1.13%, 2/28/25	350	356

2.75%, 2/28/25	215	233

0.50%, 3/31/25	550	546

2.63%, 3/31/25	300	323

0.38%, 4/30/25	750	740

2.88%, 4/30/25	300	327

2.13%, 5/15/25	550	582

0.25%, 5/31/25	550	539

2.88%, 5/31/25	325	354

0.25%, 6/30/25	400	392

2.75%, 6/30/25	250	271

0.25%, 7/31/25	350	342

2.88%, 7/31/25	225	245

2.00%, 8/15/25	550	579

0.25%, 8/31/25	600	586

2.75%, 8/31/25	300	326

0.25%, 9/30/25	650	634

3.00%, 9/30/25	300	329

0.25%, 10/31/25	750	730

3.00%, 10/31/25	200	220

2.25%, 11/15/25	645	687

0.38%, 11/30/25	705	689

2.88%, 11/30/25	300	328

0.38%, 12/31/25	400	390

2.63%, 12/31/25	300	325

0.38%, 1/31/26	350	341

2.63%, 1/31/26	150	162

1.63%, 2/15/26	700	724

0.50%, 2/28/26	500	490

2.50%, 2/28/26	350	377

0.75%, 3/31/26	500	495

2.25%, 3/31/26	350	372

2.38%, 4/30/26	225	241

1.63%, 5/15/26	650	671

2.13%, 5/31/26	175	185

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 100.0% continued

U.S. Treasury Notes – 80.0% continued

1.88%, 6/30/26	$325	$339

1.88%, 7/31/26	300	313

1.50%, 8/15/26	520	532

1.38%, 8/31/26	350	356

1.63%, 9/30/26	250	257

1.63%, 10/31/26	300	309

2.00%, 11/15/26	500	524

1.63%, 11/30/26	250	257

1.75%, 12/31/26	300	310

1.50%, 1/31/27	225	229

2.25%, 2/15/27	510	541

1.13%, 2/28/27	200	199

0.63%, 3/31/27	330	319

0.50%, 4/30/27	375	359

2.38%, 5/15/27	500	534

0.50%, 5/31/27	800	764

0.50%, 6/30/27	650	620

0.38%, 7/31/27	500	472

2.25%, 8/15/27	500	530

0.50%, 8/31/27	500	475

0.38%, 9/30/27	500	470

0.50%, 10/31/27	650	615

2.25%, 11/15/27	550	582

0.63%, 11/30/27	750	715

0.63%, 12/31/27	450	428

0.75%, 1/31/28	500	479

2.75%, 2/15/28	550	600

1.13%, 2/29/28	800	785

1.25%, 3/31/28	650	643

2.88%, 5/15/28	625	687

2.88%, 8/15/28	590	649

3.13%, 11/15/28	675	754

2.63%, 2/15/29	600	649

2.38%, 5/15/29	600	637

1.63%, 8/15/29	450	451

1.75%, 11/15/29	375	379

1.50%, 2/15/30	725	716

0.63%, 5/15/30	1,000	909

0.63%, 8/15/30	1,400	1,268

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued	MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 100.0% continued

U.S. Treasury Notes – 80.0% continued

0.88%, 11/15/30	$1,125	$1,039

1.13%, 2/15/31	750	708

		80,326
Total U.S. Government Obligations
(Cost $99,396)		100,383

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES - 0.8%

Northern Institutional Funds -

U.S. Government Portfolio (Shares), 0.00%(1) (2)	838,785	$839
Total Investment Companies
(Cost $839)		839

Total Investments – 100.8%
(Cost $100,235)		101,222

Liabilities less Other Assets – (0.8%)		(848)
NET ASSETS – 100.0%		$100,374

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2021 is disclosed.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 -Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

U.S. Government

Obligations(1)	$—	$100,383	$—	$100,383

Investment Companies	839	—	—	839

Total Investments	$839	$100,383	$—	$101,222

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2021

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 42 funds as of March 31, 2021, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index and U.S. Treasury Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946,

Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS

Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2021, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On January 6, 2014, the Bond Index Fund entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of its obligations to the other party under the MSFTA. At March 31, 2021, the Bond Index Fund pledged collateral in the form of U.S. Treasury Bonds and U.S. Treasury Note amounting to approximately $350,000 and $36,000, respectively, which is not included in the Statements of Assets and Liabilities. No collateral has been received by the Bond Index Fund from a broker as of March 31, 2021.

D) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual fund generally are allocated among all funds in the Trust in proportion to each Fund’s relative net assets. Expenses are recognized on an accrual basis.

G) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Bond Index	Daily	Monthly

U.S. Treasury Index	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to paydowns. These reclassifications have no impact on the net assets or the NAVs per share of the Funds.

FIXED INCOME INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2021

At March 31, 2021, the following reclassification was recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)

Bond Index	$9,276	$(9,276)

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

During the fiscal year ended March 31, 2021, the U.S. Treasury Index Fund utilized approximately $486,000 in capital loss carryforwards.

At March 31, 2021, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Bond Index	$1,235	$7,320	$82,200

U.S. Treasury Index	26	708	744

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2021, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Bond Index	$73,167	$30,647

U.S. Treasury Index	1,641	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Bond Index	$89,033	$2,541

U.S. Treasury Index	1,863	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2021, neither Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense and Other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2021.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2021.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 18, 2019, which expired on November 16, 2020 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on August 19-20, 2020, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Facility went into effect on November 16, 2020 and will expire on November 15, 2021, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2021. There were no outstanding loan amounts at March 31, 2021.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of each Fund exceeds the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2021, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Bond Index	0.13%	0.15%

U.S. Treasury Index	0.13%	0.15%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2021. The contractual reimbursement arrangements will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, during the fiscal year ended March 31, 2021, NTI reimbursed certain additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the

FIXED INCOME INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2021

management, transfer agent and custody fees that the money market fund pays to NTI or its affiliates. At March 31, 2021, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. For the fiscal year ended March 31, 2021, NTI reimbursed each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in each Fund’s Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2021, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Bond Index	$2,195,647	$656,990	$1,923,578	$527,023

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

U.S. Treasury Index	$73,928	$—	$67,756	$—

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2021, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Bond Index	$125,021	$(42,820)	$82,201	$3,223,945

U.S. Treasury

Index	2,814	(2,070)	744	100,478

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Bond Index	98,630	$1,105,705	3,735	$41,729	(65,425)	$(730,097)	36,940	$417,337

U.S. Treasury Index	2,178	51,508	69	1,625	(2,079)	(48,628)	168	4,505

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Bond Index	72,407	$779,968	2,518	$27,064	(98,122)	$(1,060,146)	(23,197)	$(253,114)

U.S. Treasury Index	2,133	48,107	83	1,848	(1,842)	(40,934)	374	9,021

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FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME		VALUE, END OF YEAR	SHARES, END OF YEAR

Bond Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$64,483	$894,953	$879,039	$–	$–	$45		$80,397	80,396,717

U.S. Treasury Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	1,481	47,049	47,691	–	–	–	*	839	838,785

*	Amount rounds to less than one thousand.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

12. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

13. CORONAVIRUS (COVID-19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other

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FIXED INCOME INDEX FUNDS

MARCH 31, 2021

epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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FIXED INCOME INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of two separate portfolios of Northern Funds, comprising the Bond Index Fund and U.S. Treasury Index Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the two portfolios constituting the Northern Funds as of March 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 25, 2021

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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TAX INFORMATION	MARCH 31, 2021 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2020, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Bond Index	$0.100520

LONG-TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Code, for the fiscal year ended March 31, 2021:

Amounts in thousands	LONG-TERM CAPITAL GAIN

Bond Index	$7,320

U.S. Treasury Index	708

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FIXED INCOME INDEX FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2021 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 18-19, 2020, the Board received and reviewed the annual written report of the Committee, on behalf of NTI (the “Report”), concerning the operation of the Program for the period from October 1, 2019 to September 30, 2020 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of the assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds contained in this semi-annual report had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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FIXED INCOME INDEX FUNDS

FUND EXPENSES	MARCH 31, 2021 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2020 through March 31, 2021.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2020 - 3/31/2021 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 95), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.15%	$1,000.00	$ 972.00	$0.74

Hypothetical	0.15%	$1,000.00	$1,024.18	$0.76

U.S. TREASURY INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.16%	$1,000.00	$ 947.80	$0.78

Hypothetical	0.16%	$1,000.00	$1,024.13	$0.81

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2020 through March 31, 2021, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 47 portfolios in the Northern Funds Complex—Northern Funds offers 42 portfolios and Northern Institutional Funds consists of 5 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 60 Trustee since 2019	∎ Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; ∎ Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	∎ Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 55 Trustee since 2019

∎  Chief Schooling Officer since May 2020 and Head of School Management and Technology from July 2016 to May 2020, Success Academy Charter Schools;

∎  Member of the Board of Directors of Bank Leumi USA since 2016;

∎  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

∎  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

∎ None

Mark G. Doll Age: 71 Trustee since 2013

∎  Member of the State of Wisconsin Investment Board since 2015;

∎  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

∎  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

∎  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

∎  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

∎  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

∎ None

Thomas A. Kloet Age: 62 Trustee since 2015 and Chairperson since January 1, 2020

∎  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

∎  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

∎ Nasdaq, Inc.

David R. Martin Age: 64 Trustee since 2017

∎  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

∎  Adjunct professor, University of Texas, McCombs School of Business since 2017;

∎  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

∎  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

∎  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

∎ None

Cynthia R. Plouché Age: 64 Trustee since 2014

∎  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

∎  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

∎  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

∎  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

∎  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

∎ Barings Funds Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

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FIXED INCOME INDEX FUNDS

MARCH 31, 2021 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 63 Trustee since 2000

∎  Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

∎  Director, Pathways Awareness Foundation since 2000; Harvard Advanced Leadership Fellow—2016;

∎  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

∎  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

∎ None

INTERESTED TRUSTEE
NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 55 Trustee since 2019

∎  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

∎  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (Including Managing Director at Lattice Strategies, LLC (2014 to 2016), which was acquired by Hartford Funds in 2016);

∎  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (Including Barclay Global Investors, acquired by BlackRock in 2009);

∎  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

∎ FlexShares Trust (registered investment company—27 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST
NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 62 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

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TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST
NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Victor Fernandez Age: 44 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since September 2020	Senior Vice President of Northern Trust Investments, Inc. since September 2020; Deputy Chief Compliance Officer of Aegon USA Investment Management, LLC from 2017 to September 2020; Director of Aegon USA Investment Management, LLC from 2015 to 2017; Director of INTECH Investment Management LLC from 2011 to 2015.

Darlene Chappell Age: 58 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006.

Randal E. Rein Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 53 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011.

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MARCH 31, 2021 (UNAUDITED)

OFFICERS OF THE TRUST
NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 60 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016.

Gregory A. Chidsey Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 60 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Deputy General Counsel and Senior Vice President at The Northern Trust Company since June 2020; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since October 2020.

Jose J. Del Real, Esq. Age: 43 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Assistant General Counsel and Senior Vice President of Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 38 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Senior Vice President of The Northern Trust Company since 2021; Vice President of The Northern Trust Company from 2016 to 2021.

(1)	Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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INVESTMENT CONSIDERATIONS

BOND INDEX FUND1,2,3,4,5

U.S. TREASURY INDEX FUND1,2,4

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably, including in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. Fixed income securities may experience increased volatility, illiquidity or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, or lack of liquidity in markets, which may be caused by numerous factors, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment.

2 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

3 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

4 Interest Rate/Maturity Risk: Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low or declining interest rate environment poses risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

5 Credit (or Default) Risk: The inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

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FIXED INCOME INDEX FUNDS

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NORTHERN FUNDS ANNUAL REPORT	107	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s web site at sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

PROTECTING YOUR PRIVACY

Protecting your privacy is important at Northern Funds, which is why we wanted you to know:

∎	We do not sell non-public personal information about our investors or former investors to any outside company.
∎

We have policies that limit access to your information to only those people who need it to perform their jobs and provide services to you, and we have physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

∎

We collect information about you from applications, forms, conversations and your use of our Web site; third parties with your permission; and your transactions with us, our affiliates and our joint marketing partners.

∎

We do not disclose the information we collect about our investors or former investors to anyone, except to companies that perform services for us, affiliates with whom we have joint marketing agreements such as Northern Trust, (1) for our everyday purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations or report to credit bureaus or (2) as permitted by law.

∎

The information includes account balances and account history. You may limit our use or sharing of information about you with our affiliates and joint marketing partners for marketing purposes by calling 800-595-9111 weekdays from 7:00 a.m. to 5:00 p.m. Central time or by writing to us at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986.

If our information sharing practices change, we will send you a revised notice. You can also visit our Web site, northerntrust.com/funds, for an online version of our current privacy notice.

SHAREHOLDER COMMUNICATIONS

In order to help reduce expenses and reduce the amount of mail that you receive, we generally send a single copy of all materials, including prospectuses, financial reports, proxy statements and information statements to all investors who share the same mailing address, even if more than one person in a household holds shares of a fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center either by telephone at 800-595-9111; by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986; or by sending an e-mail to northern-funds@ntrs.com.

Not part of the Annual Report

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NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

©2021 Northern Funds

FIX ANR INDX (5/21)

NORTHERN TAX-EXEMPT FIXED INCOME FUNDS

ANNUAL REPORT

MARCH 31, 2021

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

TAX-EXEMPT FIXED INCOME FUNDS

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.
Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	ARIZONA TAX-EXEMPT FUND
Ticker Symbol: NOAZX

29	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NCITX

38	CALIFORNIA TAX-EXEMPT FUND
Ticker Symbol: NCATX

44	HIGH YIELD MUNICIPAL FUND
Ticker Symbol: NHYMX

60	INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NOITX

88	SHORT-INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NSITX

102	TAX-EXEMPT FUND
Ticker Symbol: NOTEX

126	NOTES TO THE FINANCIAL STATEMENTS

134	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

135	TAX INFORMATION

136	LIQUIDITY RISK MANAGEMENT PROGRAM

137	FUND EXPENSES

139	TRUSTEES AND OFFICERS

143	INVESTMENT CONSIDERATIONS

144	FOR MORE INFORMATION

NORTHERN FUNDS ANNUAL REPORT    1   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Headlines surrounding COVID-19 were the key driver of financial market performance during the 12-month reporting period ended March 31, 2021. Global economic growth was at a standstill as the period began, with governments urging citizens to stay home to minimize the impact of the virus. The federal government stepped in with fiscal stimulus to help families and businesses, while the U.S. Federal Reserve kept interest rates extremely low and announced unconventional measures to assist the banking system and financial markets. Together with positive news regarding COVID-19 vaccines, these developments encouraged investors to look ahead to a time when business conditions would return to normal.

The Fund returned 3.19% for the 12 months ended March 31, 2021, compared to 5.67% for the benchmark Bloomberg Barclays Arizona Municipal Bond Index. The Fund’s conservative credit strategy was the primary detractor during the period given that lower-rated issuers delivered the best performance. The Fund’s positioning with respect to duration represented the largest positive contributor to performance.

New issuance in the municipal market was approximately $482 billion for the reporting period, a 12% increase from the prior period. While issuance rose, it was insufficient to meet demand, particularly from individual investors. We believe that a portion of the demand was driven by changes to the federal tax law in 2018 that limited deductions for state and local property taxes. The limit placed on this common deduction made the tax exemption available in municipal bonds more valuable than in the past, encouraging increased flows into the asset class.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99

ARIZONA TAX-EXEMPT FUND	3.19%	2.78%	4.21%	4.44%

BLOOMBERG BARCLAYS ARIZONA MUNICIPAL BOND INDEX	5.67	3.25	4.49	4.79

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.61% and 0.47%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Barclays Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 143.

TAX-EXEMPT FIXED INCOME FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Headlines surrounding COVID-19 were the key driver of financial market performance during the 12-month reporting period ended March 31, 2021. Global economic growth was at a standstill as the reporting period began, with governments urging citizens to stay home to minimize the impact of the virus. The federal government stepped in with fiscal stimulus to help families and businesses, while the U.S. Federal Reserve kept interest rates extremely low and announced unconventional measures to assist the banking system and financial markets. Together with positive news regarding COVID-19 vaccines, these developments encouraged investors to look ahead to a time when business conditions would return to normal.

The Fund returned 4.29% for the 12 months ended March 31, 2021, compared to 4.45% for the Bloomberg Barclays California

Intermediate Municipal Bond Index. The Fund’s conservative credit strategy was the largest detractor from Fund performance, as issuers with lower credit ratings generally outperformed due to monetary and fiscal stimulus, as well as the fact that the economic impact of COVID-19 was less than initially expected. The Fund’s duration positioning represented the largest positive contributor to performance.

New issuance in the municipal market was approximately $482 billion for the reporting period, a 12% increase from the prior period. While issuance rose, it was insufficient to meet demand, particularly from individual investors. We believe that a portion of the demand was driven by changes to the federal tax law in 2018 that limited deductions for state and local property taxes. The limit placed on this common deduction made the tax exemption available in municipal bonds more valuable than in the past, encouraging increased flows into the asset class.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	4.29%	2.58%	3.87%	4.01%

BLOOMBERG BARCLAYS CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	4.45	2.79	3.99	4.60

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.51% and 0.45%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Barclays California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 143.

NORTHERN FUNDS ANNUAL REPORT   3   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Headlines surrounding COVID-19 were the key driver of financial market performance during the 12-month reporting period ended March 31, 2021. Global economic growth was at a standstill as the period began, with governments urging citizens to stay home to minimize the impact of the virus. The federal government stepped in with fiscal stimulus to help families and businesses, while the U.S. Federal Reserve kept interest rates extremely low and announced unconventional measures to assist the banking system and financial markets. Together with positive news regarding COVID-19 vaccines, these developments encouraged investors to look ahead to a time when business conditions would return to normal.

The Fund returned 4.32% for the 12 months ended March 31, 2021, compared to 4.96% for the Bloomberg Barclays California Municipal Bond Index. The Fund’s conservative credit strategy was the largest detractor from Fund performance, as issuers with lower credit ratings generally outperformed due to monetary and fiscal stimulus, as well as the fact that the economic impact of COVID-19 was less than initially expected. The Fund’s duration positioning represented the largest contributor to performance.

New issuance in the municipal market was approximately $482 billion for the reporting period, a 12% increase from the prior period. While issuance rose, it was insufficient to meet demand, particularly from individual investors. We believe that a portion of the demand was driven by changes to the federal tax law in 2018 that limited deductions for state and local property taxes. The limit placed on this common deduction made the tax exemption available in municipal bonds more valuable than in the past, encouraging increased flows into the asset class.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/08/97

CALIFORNIA TAX-EXEMPT FUND	4.32%	3.07%	5.34%	5.18%

BLOOMBERG BARCLAYS CALIFORNIA MUNICIPAL BOND INDEX	4.96	3.38	4.93	5.11

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.57% and 0.47%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Barclays California Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 143.

TAX-EXEMPT FIXED INCOME FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The High Yield Municipal Fund returned 11.75% for the 12-month reporting period ended March 31, 2021, outperforming the 8.77% return of its benchmark index, the Bloomberg Barclays Municipal Bond 65-35 Investment Grade/High Yield Index.

The Fund’s outperformance was mainly due to its lower average credit quality and longer duration compared to the benchmark index. Overweights in certain individual issues that rebounded from their underperformance of early 2020 also aided Fund performance.

The Fund experienced significant outflows in March and April 2020. To meet these outflows, we sold higher quality credits that had been less impacted by the economic shutdown and widespread credit deterioration. When the market stabilized during the summer 2020, we began to reduce or liquidate a limited number of holdings in credits that we believed would be more permanently damaged by the pandemic and the resulting downturn in economic activity. We also added positions in securities where we believed the market reaction had been unfairly negative given their size, liquidity and likelihood of benefiting from fiscal stimulus. Moreover, we sought to cautiously increase the portfolio’s overall risk by adding BB and non-rated issues at attractive yield spreads. We subsequently added duration to the portfolio in early 2021 to compensate for tightening spreads. However, yields rose sharply in February 2021, negatively impacting Fund performance. We sought to capitalize on the sell-off by harvesting tax losses.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/31/98
HIGH YIELD MUNICIPAL FUND	11.75%	3.80%	5.68%	3.98%
BLOOMBERG BARCLAYS MUNICIPAL BOND 65-35 INVESTMENT GRADE/HIGH YIELD INDEX	8.77	4.54	5.45	5.02

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.84% and 0.60%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Barclays Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index of investment and non-investment grade bonds with a 65% weighting in the Bloomberg Barclays U.S. Municipal Index and a 35% weighting to the Barclays Municipal High Yield Index.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 143.

NORTHERN FUNDS ANNUAL REPORT   5   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The municipal market performed well during the 12 month reporting period ended March 31, 2021, as tax-exempt supply/demand and credit as well as macroeconomic policies all played a major role, and municipal bonds dramatically outperformed U.S. Treasuries. Municipal credits surged as Congress and the U.S. Federal Reserve (the “Fed”) provided unprecedented support, with multiple rounds of direct aid to state and local governments. AAA credits returned 4% and BBB issues returned more than 11%. Individuals as well as institutional investors anticipating higher corporate taxes added to their municipal holdings. In addition, the Fed kept its target rate at 0.00%-0.25% during all eight of the Fed’s Federal Open Market Committee (“FOMC”) meetings over the past 12 months.

The Intermediate Tax-Exempt Fund returned 4.01% during the reporting period, compared to the 5.49% return of the Bloomberg Barclays Intermediate Municipal Bond Index, the Fund’s benchmark. The Fund’s neutral duration stance during the period boosted returns, though its broader maturity profile detracted as the yield curve steepened. For the period, the Fund’s credit quality overweight represented a significant detractor, as AAA and AA bonds dramatically underperformed A and BBB issues. This overweight was the primary reason for the Fund’s underperformance relative to the benchmark. Additionally, the massive government stimulus as well as strong investor inflows caused significant credit, coupon and call feature contraction as the market was pushed to a lack of differentiation not seen in recent years.

During the period, the Fund added to higher quality sectors such as dedicated essential service revenue bonds and specialty states such as New York and California based on valuation. The Fund continues to utilize an active relative value approach in conjunction with proactive, fundamental and disciplined credit analysis.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
INTERMEDIATE TAX-EXEMPT FUND	4.01%	2.68%	3.64%	4.10%
BLOOMBERG BARCLAYS INTERMEDIATE MUNICIPAL BOND INDEX	5.49	3.11	3.95	4.93

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.49% and 0.46%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Barclays Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of five to ten years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 143.

TAX-EXEMPT FIXED INCOME FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Short-Intermediate Tax-Exempt Fund returned 3.47% for the 12-month reporting period ended March 31, 2021, as compared to 3.68% for the Fund’s benchmark, the Bloomberg Barclays 1-5 year Blend Municipal Bond Index. The Fund’s underperformance versus the benchmark was primarily due to its relatively high average credit quality.

Tax-exempt municipal new issuance for calendar year 2020 was down 3.8%, while taxable municipal new issuance was up 100.9%. During calendar year 2020 municipal issuers took advantage of low interest rates to issue taxable municipal bonds to refund seasoned debt that was issued at higher rates. The Fund was able to maintain a higher duration in April and May 2020 as continued concerns over the pandemic provided attractive opportunities to purchase municipal bonds. As credit concerns over the pandemic waned, the Fund gradually reduced duration in the portfolio. The Fund was able to take advantage of the increased new issue supply in September and October 2020 as issuers looked to come to market before the U.S. election.

The U.S. government and the U.S. Federal Reserve took several actions over the reporting period to support state and local governments. The extraordinary support led to credit spread tightening as investors became more comfortable with the outlook for state and local government issuers. Against this backdrop, our higher quality investment philosophy contributed to the Fund’s underperformance relative to the benchmark during this volatile period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 08/22/07
SHORT-INTERMEDIATE TAX-EXEMPT FUND	3.47%	1.75%	1.63%	2.10%
BLOOMBERG BARCLAYS 1-5 YEAR BLEND MUNICIPAL BOND INDEX	3.68	2.00	2.05	2.77

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.50% and 0.46%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Barclays 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 143.

NORTHERN FUNDS ANNUAL REPORT   7   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The municipal market performed well during the 12 month reporting period ended March 31, 2021 as tax-exempt supply/demand and credit as well as macroeconomic policies all played a major role, and municipal bonds dramatically outperformed U.S. Treasuries. Municipal credits surged as Congress and the U.S. Federal Reserve (the “Fed”) provided unprecedented support, with multiple rounds of direct aid to state and local governments. AAA credits returned 4% and BBB issues returned more than 11%. Individuals as well as institutional investors anticipating higher corporate taxes added to their municipal holdings. In addition, the Fed kept its target rate at 0.00%-0.25% during all eight Fed’s Federal Open Market Committee (“FOMC”) meetings over the past 12 months.

The Tax-Exempt Fund returned 4.46% during the reporting period, compared to the benchmark, Bloomberg Barclays U.S. Municipal Index, return of 5.51%. The Fund’s duration was maintained between a neutral stance and a 5% overweight, which boosted returns. For the period, the Fund’s credit quality overweight represented a significant detractor, as AAA and AA bonds dramatically underperformed A and BBB issues. This overweight was the primary reason for the Fund’s underperformance relative to the benchmark index. Additionally, the massive government stimulus as well as strong investor inflows during the period caused significant credit, coupon and call feature contraction as the market was pushed to a lack of differentiation not seen in recent years.

During the period, the Fund added to higher quality sectors such as dedicated essential service revenue bonds and specialty states such as New York and California based on valuation. The Fund continues to utilize an active relative value approach in conjunction with proactive, fundamental and disciplined credit analysis.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
TAX-EXEMPT FUND	4.46%	3.18%	4.65%	4.89%
BLOOMBERG BARCLAYS U.S. MUNICIPAL INDEX	5.51	3.49	4.54	5.20

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.50% and 0.46%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Bloomberg Barclays U.S. Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 143.

TAX-EXEMPT FIXED INCOME FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT   9   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	CALIFORNIA TAX-EXEMPT FUND

ASSETS:

Investments, at value	$159,598	$497,261	$204,075

Investments in affiliates, at value	8,422	31,807	14,669

Due from custodian	—	—	—

Interest income receivable	1,550	4,911	2,040

Receivable for securities sold	—	—	—

Receivable for fund shares sold	408	85	—

Receivable from investment adviser	—	—	—

Prepaid and other assets	4	3	3

Total Assets	169,982	534,067	220,787

LIABILITIES:

Due to custodian	—	—	—

Payable for securities purchased	—	—	—

Payable for when-issued securities	1,237	—	2,383

Payable for fund shares redeemed	122	158	214

Distributions payable to shareholders	68	202	92

Payable to affiliates:

Management fees	19	45	22

Custody fees	1	3	2

Shareholder servicing fees	6	6	6

Transfer agent fees	5	17	7

Accrued Trustee fees	4	3	4

Accrued other liabilities	16	16	15

Total Liabilities	1,478	450	2,745

Net Assets	$168,504	$533,617	$218,042

ANALYSIS OF NET ASSETS:

Capital stock	$164,164	$512,286	$206,807

Distributable earnings	4,340	21,331	11,235

Net Assets	$168,504	$533,617	$218,042

Shares Outstanding ($.0001 par value, unlimited authorization)	15,513	48,773	18,482

Net Asset Value, Redemption and Offering Price Per Share	$10.86	$10.94	$11.80

Investments, at cost	$154,008	$475,314	$193,302

Investments in affiliates, at cost	8,422	31,807	14,669

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$555,792	$2,884,665	$870,205	$1,892,097

45,175	246,853	81,465	147,184

—	—	161	—

6,686	29,451	9,336	21,463

538	—	12,378	—

703	1,908	208	704

26	30	5	—

4	10	4	8

608,924	3,162,917	973,762	2,061,456

—	161	—	—

2,709	—	1,274	—

5,721	87,240	54,114	39,266

1,045	709	442	863

380	1,018	147	749

88	248	76	166

3	17	30	11

3	10	7	13

19	97	29	64

4	13	4	7

15	38	15	26

9,987	89,551	56,138	41,165

$598,937	$3,073,366	$917,624	$2,020,291

$581,309	$2,969,927	$902,082	$1,965,359

17,628	103,439	15,542	54,932

$598,937	$3,073,366	$917,624	$2,020,291

66,946	283,735	87,962	184,256

$8.95	$10.83	$10.43	$10.96

$531,955	$2,785,930	$858,940	$1,841,919

45,175	246,853	81,465	147,184

         See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   11   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	CALIFORNIA TAX-EXEMPT FUND
INVESTMENT INCOME:

Interest Income	$4,142	$13,513	$6,069

Dividend income from investments in affiliates	2	10	6

Total Investment Income	4,144	13,523	6,075

EXPENSES:

Management fees	645	2,206	897

Custody fees	13	38	17

Transfer agent fees	58	197	80

Registration fees	15	10	10

Printing fees	1	—	3

Professional fees	39	39	37

Shareholder servicing fees	88	87	78

Trustee fees	6	6	6

Other	14	13	13

Total Expenses	879	2,596	1,141

Less expenses reimbursed by investment adviser	(192)	(275)	(192)

Net Expenses	687	2,321	949
Net Investment Income	3,457	11,202	5,126
NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments	(405)	(581)	1,120

Net changes in unrealized appreciation on:

Investments	1,218	10,349	2,246

Net Gains	813	9,768	3,366
Net Increase in Net Assets Resulting from Operations	$4,270	$20,970	$8,492

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2021

HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$22,607	$70,755	$14,115	$48,054

9	121	36	62

22,616	70,876	14,151	48,116

4,039	12,723	3,905	7,958

39	217	92	137

202	1,163	350	717

22	25	23	24

4	8	8	11

39	84	39	61

37	131	97	160

6	25	6	13

13	44	13	30

4,401	14,420	4,533	9,111

(1,243)	(774)	(435)	(705)

3,158	13,646	4,098	8,406
19,458	57,230	10,053	39,710

(1,408)	19,039	12,195	12,787

37,680	43,321	7,762	24,314

36,272	62,360	19,957	37,101
$55,730	$119,590	$30,010	$76,811

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   13   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND		CALIFORNIA TAX-EXEMPT FUND
Amounts in thousands	2021	2020	2021	2020	2021	2020

OPERATIONS:

Net investment income	$3,457	$3,360	$11,202	$12,723	$5,126	$5,355

Net realized gains (losses)	(405)	740	(581)	4,553	1,120	3,260

Net change in unrealized appreciation (depreciation)	1,218	275	10,349	(2,006)	2,246	(960)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,270	4,375	20,970	15,270	8,492	7,655

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from capital share transactions	32,158	15,861	31,507	(8,057)	22,426	12,803

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	32,158	15,861	31,507	(8,057)	22,426	12,803

DISTRIBUTIONS PAID:

Distributable earnings	(3,457)	(3,360)	(12,144)	(12,816)	(6,194)	(6,556)

Total Distributions Paid	(3,457)	(3,360)	(12,144)	(12,816)	(6,194)	(6,556)

Total Increase (Decrease) in Net Assets	32,971	16,876	40,333	(5,603)	24,724	13,902

NET ASSETS:

Beginning of year	135,533	118,657	493,284	498,887	193,318	179,416

End of year	$168,504	$135,533	$533,617	$493,284	$218,042	$193,318

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND
2021	2020	2021	2020	2021	2020	2021	2020

$19,458	$20,091	$57,230	$66,399	$10,053	$15,821	$39,710	$39,411

(1,408)	3,275	19,039	38,580	12,195	11,701	12,787	16,756

37,680	(31,091)	43,321	(3,493)	7,762	(7,948)	24,314	(2,868)

55,730	(7,725)	119,590	101,486	30,010	19,574	76,811	53,299

52,831	94,181	12,650	220,392	31,637	(81,445)	350,966	461,823

52,831	94,181	12,650	220,392	31,637	(81,445)	350,966	461,823

(19,458)	(20,091)	(76,825)	(78,008)	(24,498)	(20,634)	(47,187)	(43,612)

(19,458)	(20,091)	(76,825)	(78,008)	(24,498)	(20,634)	(47,187)	(43,612)

89,103	66,365	55,415	243,870	37,149	(82,505)	380,590	471,510

509,834	443,469	3,017,951	2,774,081	880,475	962,980	1,639,701	1,168,191

$598,937	$509,834	$3,073,366	$3,017,951	$917,624	$880,475	$2,020,291	$1,639,701

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   15   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.77	$10.65	$10.43	$10.54	$10.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.25	0.28	0.31	0.31	0.29

Net realized and unrealized gains (losses)	0.09	0.12	0.22	(0.11)	(0.30)

Total from Investment Operations	0.34	0.40	0.53	0.20	(0.01)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.25)	(0.28)	(0.31)	(0.31)	(0.29)

From net realized gains	—	—	—	—	(0.12)

Total Distributions Paid	(0.25)	(0.28)	(0.31)	(0.31)	(0.41)

Net Asset Value, End of Year	$10.86	$10.77	$10.65	$10.43	$10.54

Total Return(1)	3.19%	3.86%	5.15%	1.95%	(0.17)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$168,504	$135,533	$118,657	$111,621	$102,928

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.46%	0.46%	0.47%	0.46%	0.46%

Expenses, before reimbursements and credits	0.58%	0.60%	0.60%	0.61%	0.62%

Net investment income, net of reimbursements and credits(2)	2.29%	2.56%	3.03%	2.89%	2.65%

Net investment income, before reimbursements and credits	2.17%	2.42%	2.90%	2.74%	2.49%

Portfolio Turnover Rate	17.20%	63.33%	52.94%	85.89%	83.45%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000, $10,000, $9,000 and $13,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019 and 2018, respectively, and less than $16,000, which represents less than 0.02 percent of average net assets for the fiscal year ended March 31, 2017. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.74	$10.68	$10.47	$10.57	$11.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.24	0.27	0.28	0.28	0.26

Net realized and unrealized gains (losses)	0.22	0.06	0.21	(0.10)	(0.36)

Total from Investment Operations	0.46	0.33	0.49	0.18	(0.10)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.24)	(0.27)	(0.28)	(0.28)	(0.26)

From net realized gains	(0.02)	— (1)	—	—	(0.10)

Total Distributions Paid	(0.26)	(0.27)	(0.28)	(0.28)	(0.36)

Net Asset Value, End of Year	$10.94	$10.74	$10.68	$10.47	$10.57

Total Return(2)	4.29%	3.11%	4.78%	1.67%	(0.87)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$533,617	$493,284	$498,887	$494,372	$470,326

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.45%	0.45%	0.45%	0.45%	0.45%

Expenses, before reimbursements and credits	0.50%	0.50%	0.49%	0.50%	0.51%

Net investment income, net of reimbursements and credits(3)	2.18%	2.48%	2.69%	2.61%	2.42%

Net investment income, before reimbursements and credits	2.13%	2.43%	2.65%	2.56%	2.36%

Portfolio Turnover Rate	16.87%	31.63%	28.54%	52.17%	64.62%

(1)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $19,000, $26,000, $22,000, $25,000 and $28,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   17   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA TAX-EXEMPT FUND

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$11.65	$11.56	$11.40	$11.48	$12.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.29	0.33	0.40	0.39	0.35

Net realized and unrealized gains (losses)	0.21	0.16	0.16	(0.08)	(0.45)

Total from Investment Operations	0.50	0.49	0.56	0.31	(0.10)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.29)	(0.33)	(0.40)	(0.39)	(0.35)

From net realized gains	(0.06)	(0.07)	—	—	(0.13)

Total Distributions Paid	(0.35)	(0.40)	(0.40)	(0.39)	(0.48)

Net Asset Value, End of Year	$11.80	$11.65	$11.56	$11.40	$11.48

Total Return(1)	4.32%	4.27%	5.01%	2.69%	(0.83)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$218,042	$193,318	$179,416	$181,272	$177,857

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.45%	0.46%	0.46%	0.46%	0.46%

Expenses, before reimbursements and credits	0.55%	0.55%	0.56%	0.58%	0.61%

Net investment income, net of reimbursements and credits(2)	2.46%	2.78%	3.50%	3.36%	2.95%

Net investment income, before reimbursements and credits	2.36%	2.69%	3.40%	3.24%	2.80%

Portfolio Turnover Rate	28.48%	55.08%	34.83%	83.27%	97.34%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $9,000, $16,000, $11,000, $21,000 and $16,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$8.31	$8.70	$8.69	$8.69	$9.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.32	0.34	0.37	0.35	0.32

Net realized and unrealized gains (losses)	0.64	(0.39)	0.01	—	(0.33)

Total from Investment Operations	0.96	(0.05)	0.38	0.35	(0.01)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.32)	(0.34)	(0.37)	(0.35)	(0.32)

Total Distributions Paid	(0.32)	(0.34)	(0.37)	(0.35)	(0.32)

Net Asset Value, End of Year	$8.95	$8.31	$8.70	$8.69	$8.69

Total Return(1)	11.75%	(0.68)%	4.47%	4.03%	(0.10)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$598,937	$509,834	$443,469	$412,599	$476,835

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.60%	0.60%	0.61%	0.80%	0.80%

Expenses, before reimbursements and credits	0.84%	0.84%	0.83%	0.83%	0.82%

Net investment income, net of reimbursements and credits(2)	3.71%	3.87%	4.27%	3.96%	3.60%

Net investment income, before reimbursements and credits	3.47%	3.63%	4.05%	3.93%	3.58%

Portfolio Turnover Rate	33.75%	47.62%	51.81%	9.69%	39.67%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $18,000, $24,000, $16,000, $12,000 and $42,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   19   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.68	$10.57	$10.37	$10.40	$10.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.21	0.24	0.25	0.22	0.21

Net realized and unrealized gains (losses)	0.22	0.15	0.20	(0.03)	(0.26)

Total from Investment Operations	0.43	0.39	0.45	0.19	(0.05)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.21)	(0.24)	(0.25)	(0.22)	(0.21)

From net realized gains	(0.07)	(0.04)	—	—	(0.16)

Total Distributions Paid	(0.28)	(0.28)	(0.25)	(0.22)	(0.37)

Net Asset Value, End of Year	$10.83	$10.68	$10.57	$10.37	$10.40

Total Return(1)	4.01%	3.72%	4.47%	1.75%	(0.48)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$3,073,366	$3,017,951	$2,774,081	$2,935,140	$2,752,569

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.45%	0.45%	0.45%	0.45%	0.45%

Expenses, before reimbursements and credits	0.48%	0.47%	0.47%	0.48%	0.49%

Net investment income, net of reimbursements and credits(2)	1.90%	2.23%	2.46%	2.03%	1.94%

Net investment income, before reimbursements and credits	1.87%	2.21%	2.44%	2.00%	1.90%

Portfolio Turnover Rate	82.72%	127.62%	115.01%	120.62%	106.67%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $104,000, $267,000, $380,000, $278,000 and $261,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   20   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT-INTERMEDIATE TAX-EXEMPT FUND

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.35	$10.37	$10.20	$10.33	$10.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.12	0.18	0.16	0.12	0.12

Net realized and unrealized gains (losses)	0.24	0.04	0.17	(0.11)	(0.13)

Total from Investment Operations	0.36	0.22	0.33	0.01	(0.01)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.12)	(0.18)	(0.16)	(0.13)	(0.12)

From net realized gains	(0.16)	(0.06)	—	(0.01)	(0.02)

Total Distributions Paid	(0.28)	(0.24)	(0.16)	(0.14)	(0.14)

Net Asset Value, End of Year	$10.43	$10.35	$10.37	$10.20	$10.33

Total Return(1)	3.47%	2.07%	3.29%	0.07%	(0.10)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$917,624	$880,475	$962,980	$909,193	$1,047,250

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.45%	0.45%	0.45%	0.45%	0.45%

Expenses, before reimbursements and credits	0.50%	0.49%	0.48%	0.48%	0.48%

Net investment income, net of reimbursements and credits(2)	1.11%	1.71%	1.59%	1.21%	1.18%

Net investment income, before reimbursements and credits	1.06%	1.67%	1.56%	1.18%	1.15%

Portfolio Turnover Rate	98.82%	126.29%	135.35%	36.55%	21.23%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $46,000, $63,000, $79,000, $96,000 and $46,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   21   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND

Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.76	$10.63	$10.49	$10.55	$10.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.24	0.30	0.35	0.33	0.31

Net realized and unrealized gains (losses)	0.24	0.16	0.14	(0.06)	(0.33)

Total from Investment Operations	0.48	0.46	0.49	0.27	(0.02)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.24)	(0.30)	(0.35)	(0.33)	(0.31)

From net realized gains	(0.04)	(0.03)	—	—	(0.01)

Total Distributions Paid	(0.28)	(0.33)	(0.35)	(0.33)	(0.32)

Net Asset Value, End of Year	$10.96	$10.76	$10.63	$10.49	$10.55

Total Return(1)	4.46%	4.33%	4.78%	2.57%	(0.16)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,020,291	$1,639,701	$1,168,191	$1,075,258	$1,077,256

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.45%	0.45%	0.45%	0.45%	0.45%

Expenses, before reimbursements and credits	0.49%	0.49%	0.47%	0.48%	0.48%

Net investment income, net of reimbursements and credits(2)	2.13%	2.73%	3.35%	3.12%	2.91%

Net investment income, before reimbursements and credits	2.09%	2.69%	3.33%	3.09%	2.88%

Portfolio Turnover Rate	91.58%	122.55%	116.37%	103.25%	99.52%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $118,000, $183,000, $84,000, $64,000 and $103,000, which represent less than 0.02 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   22   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 93.2%

Arizona – 93.2%

Arizona Board of Regents Refunding COPS, University of Arizona Project,

5.00%, 6/1/28	$400	$501

Arizona Board of Regents Revenue Bonds, Series B,

5.00%, 7/1/43	1,000	1,274

Arizona Board of Regents State University System Revenue Bonds, Series A,

5.00%, 7/1/31	550	623

5.00%, 7/1/34	750	850

5.00%, 7/1/35	750	850

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, Green Bonds,

5.00%, 7/1/35	1,000	1,168

5.00%, 7/1/41	1,000	1,168

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B,

5.00%, 7/1/31	1,000	1,222

5.00%, 7/1/36	495	597

Arizona Board of Regents University System Revenue Bonds, Series A,

5.00%, 6/1/32	1,500	1,747

Arizona Board of Regents University System Revenue Refunding Bonds,

5.00%, 6/1/33	1,710	2,048

Arizona IDA Hospital Revenue Bonds, Phoenix Children’s Hospital,

5.00%, 2/1/24	200	226

Arizona State Health Facilities Authority Revenue Bonds, Series A, Banner Health, Prerefunded,

4.00%, 1/1/22(1)	3,500	3,601

Arizona State Health Facilities Authority Revenue Refunding Bonds, Series A, Banner Health Obligation,

5.00%, 1/1/22	175	181

Arizona State IDA Lease Revenue Bonds, Series A,

3.00%, 9/1/50	1,030	1,060

Arizona State IDA Revenue Bonds, Lincoln South Beltway Project,

5.00%, 11/1/29	1,000	1,297

5.00%, 2/1/30	1,000	1,302

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.2% continued

Arizona – 93.2% continued

Arizona State Lottery Revenue Refunding Bonds,

5.00%, 7/1/21	$2,165	$2,190

Arizona State Refunding COPS, Series A,

5.00%, 10/1/29	200	263

Arizona State Transportation Board Revenue GARVEE Bonds, Series A,

5.00%, 7/1/23	1,000	1,106

Flagstaff G.O. Unlimited Bonds,

5.00%, 7/1/22	1,500	1,590

Gilbert Water Resource Municipal Property Corp. Utility System Revenue Bonds,

5.00%, 7/1/28	500	612

5.00%, 7/1/29	750	917

5.00%, 7/1/30	500	609

5.00%, 7/1/31	600	730

Glendale IDA Revenue Refunding Bonds, Midwestern University,

5.00%, 5/15/32	500	638

Glendale Union School District No. 205 G.O. Unlimited Bonds, Series A (AGM Insured),

5.00%, 7/1/23	525	580

Goodyear G.O. Unlimited Refunding Bonds,

5.00%, 7/1/30	400	528

Goodyear McDowell Road Commercial Corridor Improvement District Special Assessment Refunding Bonds (BAM Insured),

3.35%, 1/1/28	855	986

Goodyear Water & Sewer Subordinate Lien Obligations Revenue Bonds (AGM Insured), Prerefunded,

5.25%, 7/1/21(1)	1,000	1,012

Maricopa County Buckeye Elementary School District No. 33 G.O. Unlimited Bonds, Series 2020, School Improvement Bonds Projects of 2015 & 2019 (AGM Insured),

4.00%, 7/1/33	300	361

4.00%, 7/1/36	425	506

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   23   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.2% continued

Arizona – 93.2% continued

Maricopa County Elementary School District No. 1 Phoenix G.O. Unlimited Bonds, Series C, School Improvement Project of 2006 (BAM Insured),

5.00%, 7/1/34	$1,100	$1,337

Maricopa County Elementary School District No. 25 Liberty G.O. Unlimited Bonds, Series A (AGM Insured),

5.00%, 7/1/30	725	937

Maricopa County Elementary School District No. 28 Kyrene Elementary G.O. Unlimited Bonds, Series A, School Improvement Project of 2017,

5.00%, 7/1/31	275	347

5.00%, 7/1/32	250	314

Maricopa County Elementary School District No. 28 Kyrene Elementary G.O. Unlimited Bonds, Series B, School Improvement Project of 2010,

5.25%, 7/1/28(2)	940	1,047

5.50%, 7/1/29(2)	485	543

5.50%, 7/1/30(2)	375	420

Maricopa County Elementary School District No. 33 Buckeye G.O. Unlimited Bonds, Series B, School Improvement Project of 2015 (BAM Insured),

5.00%, 7/1/38	1,000	1,205

Maricopa County Elementary School District No. 8 G.O. Unlimited Bonds, Series B, Osborn School Improvement Project of 2017 (AGM Insured),

5.00%, 7/1/35	625	774

5.00%, 7/1/36	1,175	1,450

Maricopa County Elementary School District No. 92 Pendergast Elementary G.O. Unlimited Bonds, Series D, Project of 2016,

5.00%, 7/1/28	1,850	2,371

Maricopa County Elementary School District No. 92 Pendergast G.O. Unlimited Bonds, Series E,

7/1/30(3)	1,000	1,237

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.2% continued

Arizona – 93.2% continued

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Bonds, Series C,

4.00%, 7/1/37	$380	$451

Maricopa County IDA Educational Facilities Revenue Bonds, Creighton University Project,

5.00%, 7/1/39	1,285	1,602

5.00%, 7/1/47	1,000	1,228

Maricopa County IDA Hospital Revenue Refunding Bonds, Series A, Honorhealth,

5.00%, 9/1/42	4,000	4,897

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group,

5.00%, 1/1/38	1,250	1,485

Maricopa County Industrial Development Authority Hospital Revenue Bonds, Series A, Honor Health,

3.00%, 9/1/51	2,000	2,053

Maricopa County Industrial Development Authority Revenue Bonds, Series 2019F, Banner Health,

3.00%, 1/1/49	1,000	1,035

Maricopa County Kyrene Elementary School District No. 28 G.O. Unlimited Bonds, Series B, School Improvement Bonds Project of 2017,

4.00%, 7/1/37	375	447

Maricopa County School District No. 3 Tempe Elementary G.O. Limited Refunding Bonds,

4.00%, 7/1/23	680	736

Maricopa County School District No. 3 Tempe Elementary G.O. Unlimited Bonds, Series A, School Improvement Project,

5.00%, 7/1/26	2,250	2,746

Maricopa County School District No. 31 Balsz G.O. Unlimited Bonds, Series A, School Improvement Project of 2018 (AGM Insured),

5.00%, 7/1/31	1,575	1,974

4.00%, 7/1/37	500	581

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   24   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.2% continued

Arizona – 93.2% continued

Maricopa County Special Health Care District G.O. Unlimited Bonds,

5.00%, 7/1/28	$550	$692

5.00%, 7/1/32	1,000	1,241

5.00%, 7/1/35	1,000	1,230

4.00%, 7/1/38	2,500	2,845

Maricopa County Unified High School District No. 216 Agua Fria G.O. Unlimited Bonds,

3.00%, 7/1/37	1,000	1,087

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series A,

5.00%, 7/1/22	1,375	1,458

5.00%, 7/1/27	215	269

Maricopa County Unified School District No. 41 Gilbert G.O. Unlimited Bonds,

4.00%, 7/1/28	500	604

Maricopa County Unified School District No. 41 Gilbert G.O. Unlimited Bonds, Series B, School Improvement Project of 2015,

5.00%, 7/1/28	525	657

5.00%, 7/1/29	650	810

5.00%, 7/1/31	500	617

Maricopa County Unified School District No. 41 Gilbert G.O. Unlimited Bonds, Series C,

5.00%, 7/1/24	1,000	1,149

Maricopa County Unified School District No. 48 Scottsdale G.O. Unlimited Bonds,

5.00%, 7/1/26	250	306

Maricopa County Unified School District No. 48 Scottsdale G.O. Unlimited Bonds, Series C,

5.00%, 7/1/32	1,600	2,017

Maricopa County Unified School District No. 48 Scottsdale G.O. Unlimited Bonds, Series D,

4.00%, 7/1/31	525	644

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series A,

4.00%, 7/1/28	1,000	1,039

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.2% continued

Arizona – 93.2% continued

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series D, School Improvement Project of 2011,

4.50%, 7/1/27	$1,700	$1,848

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A,

5.00%, 7/1/31	1,000	1,300

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A-1, School Improvement Project of 2010,

4.00%, 7/1/22	1,040	1,050

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series C, School Improvement Project of 2015,

5.00%, 7/1/30	1,335	1,702

Maricopa County Unified School District No. 95 Queen Creek G.O. Limited Refunding Bonds,

5.00%, 7/1/26	400	473

Maricopa County Unified School District No. 95 Queen Creek G.O. Unlimited Bonds,

4.00%, 7/1/39	1,130	1,335

Maricopa County Unified School District No. 95 Queen Creek G.O. Unlimited Bonds, School Improvement,

5.00%, 7/1/37	650	758

Mesa Excise Tax Revenue Bonds,

4.00%, 7/1/40	500	595

Mesa G.O. Unlimited Refunding Bonds,

5.00%, 7/1/30	3,000	4,003

Mesa Street & Highway Revenue Refunding Bonds (AGM Insured),

5.00%, 7/1/23	1,000	1,106

Mesa Utility System Revenue Bonds,

5.00%, 7/1/26	240	294

5.00%, 7/1/32	400	527

Mesa Utility System Revenue Refunding Bonds, Series A,

5.00%, 7/1/21	1,220	1,234

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   25   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.2% continued

Arizona – 93.2% continued

Mesa Utility System Revenue Refunding Bonds, Series B,

5.00%, 7/1/30	$290	$378

Mesa Utility System Revenue Refunding Bonds, Series C,

5.00%, 7/1/21	1,000	1,012

5.00%, 7/1/22	675	716

5.00%, 7/1/23	1,000	1,106

Northern Arizona University Revenue Refunding Bonds, Series B (BAM Insured),

5.00%, 6/1/38	2,000	2,497

Peoria Water & Wastewater Revenue Bonds, Series A,

5.00%, 7/15/25	1,220	1,449

Phoenix Civic Airport Improvement Corp. Junior Lien Airport Revenue Bonds,

5.00%, 7/1/44	1,545	1,896

3.00%, 7/1/49	1,000	1,030

4.00%, 7/1/49	1,000	1,126

5.00%, 7/1/49	1,000	1,219

Phoenix Civic Airport Improvement Corp. Revenue Refunding Bonds, Series B,

5.00%, 7/1/34	4,000	4,850

Phoenix Civic Improvement Corp. Excise Tax Subordinate Revenue Refunding Bonds, Series A,

5.00%, 7/1/29	1,160	1,523

4.00%, 7/1/45	1,000	1,186

Phoenix Civic Improvement Corp. Water System Junior Lien Revenue Bonds, Series A,

5.00%, 7/1/39	1,000	1,135

5.00%, 7/1/44	2,850	3,643

Phoenix Civic Improvement Corp. Water System Junior Lien Revenue Refunding Bonds, Series B,

4.00%, 7/1/28	1,000	1,103

Pima County COPS,

5.00%, 12/1/22	650	701

5.00%, 12/1/29	300	382

Pima County COPS, Series B,

5.00%, 12/1/22	190	205

5.00%, 12/1/31	230	304

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.2% continued

Arizona – 93.2% continued

Pima County Metropolitan Domestic Water Improvement District Water Utility System Senior Lien Revenue Refunding Bonds,

4.00%, 1/1/25	$715	$805

Pima County Sewer System Revenue Bonds,

5.00%, 7/1/25	1,000	1,106

Pima County Sewer System Revenue Bonds, Series B, Prerefunded,

5.00%, 7/1/21(1)	1,000	1,012

Pima County Unified School District No. 1 Tucson G.O. Limited Refunding Bonds,

5.00%, 7/1/26	330	400

Pima County Unified School District No. 10 Amphitheater G.O. Unlimited Bonds, Series D, School Improvement Project of 2007,

5.00%, 7/1/24	1,005	1,111

Pima County Unified School District No. 20 G.O. Unlimited Bonds, Vail School Improvement (BAM Insured),

5.00%, 7/1/26	1,685	2,052

Pima County Unified School District No. 6 G.O. Unlimited Bonds, Marana School Improvement (FHLMC Insured),

4.00%, 7/1/29	675	759

Pinal County Revenue Obligations Pledged Revenue Bonds,

5.00%, 8/1/32	1,000	1,243

Pinal County Unified School District No. 43 Apache Junction G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 7/1/22	1,000	1,058

Prescott Valley Pledged Revenue Refunding Bonds, Series A,

5.00%, 1/1/23	750	810

5.00%, 1/1/24	700	785

5.00%, 1/1/25	625	722

Queen Creek Excise Tax & State Shared Revenue Bonds, Series B,

5.00%, 8/1/47	2,540	2,769

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   26   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 93.2% continued

Arizona – 93.2% continued

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds,

5.00%, 1/1/31	$1,000	$1,254

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A,

5.00%, 12/1/36	1,105	1,287

Santa Cruz County Unified School District No. 35 G.O. Unlimited Bonds, Series A, Project of 2019 (AGM Insured),

5.00%, 7/1/28	500	635

Scottsdale G.O. Unlimited Bonds, Series C, Projects of 2015,

5.00%, 7/1/24	100	115

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds,

5.00%, 7/1/30	2,675	3,430

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds, Property Corp. Excise Tax,

5.00%, 7/1/30	2,000	2,665

Tempe G.O. Unlimited Bonds,

5.00%, 7/1/33	1,125	1,451

Tucson G.O. Unlimited Bonds, Series A,

5.00%, 7/1/26	285	350

Tucson Water System Revenue Bonds, Prerefunded,

5.00%, 7/1/21(1)	1,825	1,846

Vistancia Community Facilities District G.O. Unlimited Refunding Bonds (BAM Insured),

4.00%, 7/15/26	450	519

Yavapai County IDA Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical,

3.13%, 8/1/43	2,450	2,529

4.00%, 8/1/43	1,000	1,117

Yavapai County Jail District Revenue Bonds (BAM Insured),

5.00%, 7/1/31	1,000	1,260

		157,001

Total Municipal Bonds

(Cost $151,410)		157,001

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 5.0%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.00%(4) (5)	8,421,942	$8,422

Total Investment Companies

(Cost $8,422)		8,422

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 1.5%

Glendale Water & Sewer Senior Lien Revenue Refunding Bonds,

5.00%, 7/1/21	$750	$759

Maricopa County Buckeye Elementary School District No. 33 G.O. Unlimited Bonds, Series 2020, School Improvement Bonds Projects of 2015 & 2019 (AGM Insured),

3.00%, 7/1/21	500	503

Maricopa County Community College District G.O. Unlimited Refunding Bonds,

5.00%, 7/1/21	200	202

Maricopa County Phoenix Union High School District No. 210 G.O. Unlimited Bonds, Series B,

5.00%, 7/1/21	280	283

Mesa G.O. Unlimited Refunding Bonds,

5.00%, 7/1/21	575	582

Pima County COPS, Series B,

5.00%, 12/1/21	260	268

Total Short-Term Investments

(Cost $2,598)		2,597

Total Investments – 99.7%

(Cost $162,430)		168,020

Other Assets less Liabilities – 0.3%		484

NET ASSETS – 100.0%		$168,504

(1)	Maturity date represents the prerefunded date.

(2)	Security has converted to a fixed rate as of July 1, 2015, and is a fixed rate going forward.

(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.

(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(5)	7-day current yield as of March 31, 2021 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   27   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued	MARCH 31, 2021

BAM - Build America Mutual

COPS - Certificates of Participation

FHLMC - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

GARVEE - Grant Anticipation Revenue Vehicle

IDA - Industrial Development Authority

Percentages shown are based on Net Assets.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

General	25.8%

General Obligation	8.8

Higher Education	10.0

Medical	10.8

School District	27.8

Short-Term Investments	5.0

Water	5.0

All other sectors less than 5%	6.5

Total Investments	99.7

Other Assets less Liabilities	0.3

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds(1)	$ —	$157,001	$—	$157,001

Investment Companies	8,422	—	—	8,422

Short-Term Investments	—	2,597	—	2,597

Total Investments	$8,422	$159,598	$—	$168,020

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   28   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 91.4%

California – 91.4%

Alameda County Joint Powers Authority Lease Revenue Bonds, Series A, Multiple Capital Projects,

4.00%, 12/1/24	$850	$929

Alameda County Unified School District G.O. Unlimited Bonds, Series B, Election of 2014,

5.00%, 8/1/42	2,000	2,463

Alameda County Unified School District G.O. Unlimited Bonds, Series C, Election of 2014,

3.00%, 8/1/42	3,950	4,163

Albany Unified School District G.O. Unlimited Bonds, Series B, Measure B, Election of 2016,

5.00%, 8/1/43	1,000	1,186

Anaheim Housing & Public Improvement Authority Revenue Refunding Bonds, Series B,

5.00%, 10/1/28	2,000	2,181

Azusa Unified School District G.O. Unlimited Bonds, Series C, Election of 2014,

5.00%, 8/1/44	1,700	2,087

Bay Area Toll Authority Subordinate Toll Bridge Revenue Refunding Bonds, Series S-H,

5.00%, 4/1/44	2,000	2,466

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, San Francisco Bay Area,

2.95%, 4/1/26(1) (2) (3)	19,975	21,953

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, San Francisco Bay Area Toll,

2.00%, 4/1/24(1) (2) (3)	7,620	7,913

2.13%, 4/1/25(1) (2) (3)	16,700	17,576

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Series A,

5.00%, 6/1/29	310	403

5.00%, 6/1/30	300	396

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.4% continued

California – 91.4% continued

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Sonoma County Securitization,

5.00%, 6/1/27	$325	$405

California HFA Municipal Certificates Revenue Bonds, Series 2, Class A,

4.00%, 3/20/33	981	1,137

California HFA Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates,

3.50%, 11/20/35	1,750	1,996

California School Finance Authority Educational Facilities Revenue Bonds, Series A,

4.00%, 7/1/40	800	918

California School Finance Authority Educational Facilities Revenue Bonds, Series A, Kipp Socal Public School Projects,

5.00%, 7/1/39	1,000	1,223

California State Department of Water Resources Central Valley Project Revenue Bonds, Series AR, Prerefunded,

4.00%, 6/1/24(4)	1,795	2,006

California State Earthquake Authority Taxable Revenue Bonds, Series B,

1.33%, 7/1/22	1,500	1,520

California State Enterprise Development Authority Lease Revenue Bonds, Riverside County Library Facilities Project,

3.00%, 11/1/44	3,000	3,124

4.00%, 11/1/49	1,900	2,114

California State G.O. Unlimited Bonds,

5.00%, 3/1/26	1,250	1,468

California State G.O. Unlimited Refunding Bonds,

5.00%, 9/1/27	1,845	2,270

5.00%, 10/1/27	1,850	2,342

5.00%, 8/1/28	4,000	5,025

5.00%, 10/1/28	3,000	3,880

5.00%, 3/1/35	3,500	4,555

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   29   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.4% continued

California – 91.4% continued

California State G.O. Unlimited Refunding Bonds, Bid Group C,

5.00%, 8/1/27	$2,000	$2,455

5.00%, 8/1/28	7,000	8,576

California State G.O. Unlimited Refunding Bonds, Group C,

5.00%, 8/1/26	1,000	1,169

California State G.O. Unlimited Refunding Bonds, Series C,

5.00%, 9/1/26	3,500	4,178

California State G.O. Unlimited Various Purpose Refunding Bonds,

5.00%, 10/1/26	2,750	3,184

5.00%, 3/1/32	1,125	1,477

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, Prerefunded,

5.00%, 11/15/25(4)	1,200	1,446

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars-Sinai Medical Center,

5.00%, 11/15/27	250	299

California State Health Facilities Financing Authority Revenue Refunding Bonds, Children’s Hospital of Orange County,

5.00%, 11/1/28	700	903

California State Health Facilities Financing Authority Revenue Refunding Bonds, Providence St. Joseph Health,

2.00%, 10/1/25(1) (2) (3)	2,450	2,600

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series B, Sutter Health,

5.00%, 11/15/35	2,500	3,008

California State Health Facilities Financing Authority Revenue Refunding Bonds, Sutter Health, Prerefunded,

5.00%, 11/15/26(4)	1,215	1,505

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.4% continued

California – 91.4% continued

California State Health Facilities Financing Authority Revenue Refunding Bonds, Sutter Health, Unrefunded Balance,

5.00%, 11/15/46	$1,785	$2,081

California State Infrastructure & Economic Development Bank Lease Revenue Bonds, Green Bond,

5.00%, 8/1/44	2,875	3,538

5.00%, 8/1/49	1,040	1,272

California State Infrastructure & Economic Development Bank Revenue Bonds, Equitable School Revolving Fund,

5.00%, 11/1/39	550	671

California State Infrastructure & Economic Development Bank Revenue Bonds, UCSF 2130 Third Street,

5.00%, 5/15/36	1,000	1,227

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Los Angeles Museum of Art Project,

1.20%, 6/1/28(1) (2) (3)	3,000	2,957

California State Municipal Finance Authority MFH Revenue Bonds, Pass-Through Park Western Apartments (FNMA Insured),

2.65%, 8/1/36	3,439	3,585

California State Municipal Finance Authority Revenue Bonds, Series A, National University,

5.00%, 4/1/36	2,245	2,787

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC-West Village,

5.00%, 5/15/39	1,500	1,777

California State University Revenue Bonds, Series A,

5.00%, 11/1/31	2,670	3,505

California State Various Purpose G.O. Unlimited Bonds,

5.00%, 10/1/23	500	559

5.00%, 11/1/28	4,000	5,055

5.25%, 10/1/39	1,500	1,807

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   30   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.4% continued

California – 91.4% continued

California State Various Purpose G.O. Unlimited Bonds, Bid Group B,

5.00%, 11/1/31	$3,500	$4,678

California State Various Purpose G.O. Unlimited Bonds, Bidding Group,

5.00%, 9/1/28	5,000	6,140

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, Prerefunded,

5.75%, 8/1/23(4)	1,000	1,127

Central Unified School District G.O. Unlimited Bonds, Series B, Election of 2016,

4.00%, 8/1/48	1,000	1,109

Contra Costa Community College District G.O. Unlimited Bonds, Series B-2,

3.00%, 8/1/35	775	865

Davis Joint Unified School District G.O. Unlimited Bonds (BAM Insured),

3.00%, 8/1/31	2,025	2,209

Desert Community College District G.O. Unlimited Bonds, Riverside & Imperial County, Prerefunded,

5.00%, 8/1/23(4)	1,125	1,251

Desert Sands Unified School District G.O. Unlimited Bonds, Election of 2014,

5.00%, 8/1/39	1,330	1,638

El Camino Community College District G.O. Unlimited CABS, Series C, Election of 2002,

0.00%, 8/1/23(5)	9,940	9,863

Evergreen School District G.O. Unlimited Bonds, Election of 2014,

5.00%, 8/1/46	1,000	1,222

Fremont Unified School District Alameda County G.O. Unlimited Bonds, Series D,

2.00%, 8/1/35	3,985	3,985

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, Prerefunded,

5.38%, 8/1/21(4)	1,500	1,526

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.4% continued

California – 91.4% continued

Hartnell Community College District G.O. Unlimited Bonds, Series B,

3.00%, 8/1/45	$2,500	$2,622

Hayward Unified School District G.O. Unlimited Bonds (AGM Insured),

4.00%, 8/1/45	2,000	2,317

Imperial Irrigation District Electric Revenue Bonds, Series B-1,

5.00%, 11/1/46	2,500	2,996

Kern Community College District G.O. Unlimited CABS-BANS,

0.00%, 8/1/23(5)	2,250	2,228

Long Beach Community College District G.O. Unlimited Refunding Bonds, Series F,

5.00%, 6/1/27	1,100	1,301

Long Beach Harbor Revenue Bonds, Series A (AMT),

5.00%, 5/15/30	1,300	1,590

Long Beach Harbor Revenue Refunding Bonds, Series C,

5.00%, 5/15/47	3,000	3,602

Long Beach Unified School District G.O. Unlimited Bonds, Series F, Election of 2008,

3.00%, 8/1/38	3,270	3,572

Los Angeles Community College District G.O. Unlimited Bonds, Series K, Election of 2008,

3.00%, 8/1/39	3,600	3,796

Los Angeles County Metropolitan Transportation Authority Measure R Junior Subordinate Sales Tax Revenue Refunding Bonds, Green Bonds,

5.00%, 6/1/37	2,000	2,634

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Multiple Capital Projects II,

5.00%, 8/1/24	945	1,005

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series D,

5.00%, 12/1/29	1,665	1,975

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   31   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.4% continued

California – 91.4% continued

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series E-1,

5.00%, 12/1/44	$3,405	$4,305

Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds, Series B,

5.00%, 12/1/29	2,630	3,142

5.00%, 12/1/31	2,000	2,381

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International,

5.00%, 5/15/23	500	549

5.00%, 5/15/24	500	569

5.00%, 5/15/30	1,465	1,837

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport,

5.25%, 5/15/31	2,000	2,504

5.00%, 5/15/44	1,500	1,820

Los Angeles Department of Airports Airport Subordinate Revenue Refunding Bonds, Series A (AMT), P3 Project,

5.00%, 5/15/46	1,000	1,247

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT),

5.00%, 5/15/27	7,435	9,238

5.00%, 5/15/28	7,630	9,694

5.00%, 5/15/29	1,000	1,259

Los Angeles Department of Airports Senior Revenue Bonds, Series B,

5.00%, 5/15/27	640	756

Los Angeles Department of Water & Power Revenue Refunding Bonds, Series B,

5.00%, 7/1/40	2,500	3,226

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series B,

4.00%, 7/1/29	2,075	2,583

5.00%, 7/1/43	1,850	2,305

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.4% continued

California – 91.4% continued

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series C,

5.00%, 7/1/41	$1,000	$1,290

Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), Private Activity,

5.00%, 8/1/25	6,750	7,943

Los Angeles Unified School District G.O. Unlimited Bonds, Series B-1, Election of 2008,

4.00%, 7/1/24	1,930	2,158

4.00%, 7/1/25	3,000	3,449

5.00%, 7/1/29	1,500	1,891

5.00%, 7/1/30	190	239

Los Angeles Unified School District G.O. Unlimited Bonds, Series C,

5.00%, 7/1/29	500	656

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A,

5.00%, 7/1/24	2,360	2,714

5.00%, 7/1/26	5,440	6,700

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series B,

5.00%, 7/1/26	700	862

Los Angeles Wastewater System Revenue Refunding Bonds, Series A (NATL Insured), Escrowed to Maturity,

6.00%, 6/1/21	1,185	1,196

Los Angeles Wastewater System Revenue, Subseries A, Green Bonds,

5.00%, 6/1/38	1,100	1,376

Los Rios Community College District G.O. Unlimited Bonds, Series D,

3.00%, 8/1/44	2,000	2,100

Metropolitan Water District of Southern California Subordinate Revenue Refunding Bonds, Series A,

2.50%, 7/1/27	6,650	7,261

Midpeninsula Regional Open Space District Revenue Bonds, Prerefunded,

5.25%, 9/1/21(4)	2,000	2,042

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   32   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.4% continued

California – 91.4% continued

Modesto Irrigation District Financing Authority Electric System Revenue Bonds, Series A,

5.00%, 10/1/26	$1,490	$1,778

5.00%, 10/1/27	1,130	1,344

5.00%, 10/1/28	2,770	3,287

Modesto Irrigation District Financing Authority Electric System Revenue Refunding Bonds, Series B,

5.00%, 10/1/28	2,150	2,733

Modesto Irrigation District Financing Authority Revenue Refunding Bonds, Series G, Domestic Water Project (AGM Insured),

5.00%, 9/1/22	1,445	1,544

Monterey County Public Facilities Financing COPS,

5.00%, 10/1/27	1,000	1,197

5.00%, 10/1/28	670	801

Natomas Unified School District G.O. Unlimited Bonds (AGM Insured),

3.00%, 8/1/39	1,655	1,733

3.00%, 8/1/40	2,325	2,428

3.00%, 8/1/41	2,590	2,699

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014,

5.00%, 8/1/25	1,690	1,940

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014 (BAM Insured),

5.00%, 8/1/33	1,185	1,430

Natomas Unified School District G.O. Unlimited Bonds, Series A (AGM Insured),

4.00%, 8/1/45	3,000	3,371

Natomas Unified School District G.O. Unlimited Refunding Bonds (BAM Insured),

5.00%, 8/1/31	3,620	4,393

Northern Energy Authority Commodity Supply Revenue Bonds, Series A,

4.00%, 7/1/24(1) (2) (3)	2,000	2,213

Oakland Unified School District Alameda County G.O. Unlimited Bonds, Series A,

5.00%, 8/1/22	750	796

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.4% continued

California – 91.4% continued

5.00%, 8/1/24	$600	$686

Orange County Local Transportation Authority Sales TRB,

5.00%, 2/15/33	3,000	3,845

Oxnard Union High School District G.O. Unlimited Bonds, Series A, Election of 2018,

5.00%, 8/1/42	3,000	3,565

Oxnard Union High School District G.O. Unlimited Bonds, Series B,

5.00%, 8/1/45	2,000	2,454

Palm Springs Unified School District G.O. Unlimited Bonds, Series D, Election of 2008,

2.00%, 8/1/27	1,970	2,089

Paso Robles Joint Unified School District G.O. Unlimited Bonds, Series A,

4.00%, 8/1/43	4,220	4,741

4.00%, 8/1/46	5,950	6,651

Placentia-Yorba Linda Unified School District G.O. Unlimited Refunding Bonds,

5.00%, 8/1/26	1,000	1,192

Redlands Unified School District G.O. Unlimited Refunding Bonds, San Bernandino County,

3.00%, 7/1/30	2,295	2,535

Richmond Joint Powers Financing Authority Revenue Refunding Bonds, Series A, Civic Center Project (AGM Insured),

5.00%, 11/1/24	600	688

5.00%, 11/1/25	1,000	1,182

5.00%, 11/1/26	750	908

Riverside County Asset Leasing Corp. Lease Revenue Bonds, Series 2013 A, Public Defender & Probation Building, Prerefunded,

5.25%, 11/1/23(4)	150	169

Riverside County Asset Leasing Corp. Lease Revenue Bonds, Series 2013 A, Public Defender & Probation Building, Unrefunded Balance,

5.25%, 11/1/24	650	728

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   33   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.4% continued

California – 91.4% continued

Riverside County Transportation Commission Revenue Refunding Bonds, Series A,

3.00%, 6/1/26	$5,500	$5,895

Riverside County Transportation Commission Sales Tax Revenue Refunding Bonds, Series B,

5.00%, 6/1/30	2,500	3,171

Riverside Public Financing Authority Local Measure A Sales Tax Revenue COPS, Riverside Payment Rehabilitation (AGM Insured),

5.25%, 6/1/24	615	682

Sacramento County Airport System Revenue Refunding Bonds, Series A,

5.00%, 7/1/29	565	715

5.00%, 7/1/31	500	622

Sacramento County Airport System Revenue Refunding Bonds, Series B,

5.00%, 7/1/29	680	861

Sacramento County Sanitation Districts Financing Authority Revenue Refunding Bonds,

5.00%, 12/1/33	2,000	2,738

San Diego Association of Governments Capital Grant Receipts Revenue Bonds, Mid Coast Corridor, Green Bonds,

5.00%, 11/15/26	1,000	1,197

San Diego Association of Governments South Bay Expressway Toll Senior Lien Revenue Bonds, Series A,

5.00%, 7/1/29	850	1,046

5.00%, 7/1/37	1,000	1,194

San Diego County Regional Transportation Commission Sales Tax Subordinate Revenue Refunding Bonds, Series A,

3.00%, 10/1/22	1,750	1,823

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Ballpark,

5.00%, 10/15/30	1,040	1,222

San Diego Unified School District G.O. Unlimited Bonds, Series D-2, Election of 2018,

3.00%, 7/1/37	1,715	1,911

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.4% continued

California – 91.4% continued

San Diego Unified School District G.O. Unlimited Bonds, Series I, Election of 2012,

5.00%, 7/1/41	$3,380	$4,155

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series E-2, Election of 1998 (AGM Insured),

5.50%, 7/1/27	1,500	1,947

San Francisco Bay Area Rapid Transit District G.O. Unlimited Bonds, Green Bonds,

5.00%, 8/1/31	2,000	2,631

San Francisco Bay Area Rapid Transit District Sales Tax Revenue Refunding Bonds, Series A,

5.00%, 7/1/32	1,500	1,767

San Francisco Bay Area Rapid Transit District Sales TRB, Series A,

3.00%, 7/1/44	2,000	2,086

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT),

5.00%, 5/1/38	3,000	3,683

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT),

4.00%, 5/1/50	2,145	2,404

5.00%, 5/1/50	1,355	1,622

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series A (AMT),

5.00%, 5/1/24	1,095	1,151

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Series D (AMT),

5.00%, 5/1/25	1,000	1,175

San Francisco City & County COPS, Multiple Capital Projects,

2.00%, 10/1/33	2,800	2,821

San Francisco City & County G.O. Unlimited Bonds, Series C,

3.00%, 6/15/30	5,415	5,746

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   34   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.4% continued

California – 91.4% continued

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, Series D, Green Bonds,

5.00%, 11/1/32	$1,375	$1,725

San Francisco City & County Unified School District G.O. Unlimited Bonds, Proposition A, Series F&C,

3.25%, 6/15/32	1,500	1,583

San Francisco County Transportation Authority Sales TRB,

3.00%, 2/1/30	5,000	5,501

San Francisco Municipal Transportation Agency Taxable Revenue Refunding Bonds, Series A,

1.30%, 3/1/28	725	704

San Jacinto Unified School District G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 8/1/26	1,055	1,207

San Jose Airport Revenue Refunding Bonds, Series A (AMT),

5.00%, 3/1/22	1,495	1,560

San Jose G.O. Unlimited Refunding Bonds, Series C,

5.00%, 9/1/31	1,900	2,455

San Jose Unified School District Santa Clara County G.O. Unlimited Refunding Bonds, Prerefunded, 5.00%, 8/1/21(4)	830	843

5.00%, 8/1/21(4)	170	173

San Mateo Foster City School District G.O. Unlimited Bonds, Series A,

3.00%, 8/1/40	500	539

San Rafael Elementary School District G.O. Unlimited Bonds, Series B, Election of 2015,

4.50%, 8/1/42	1,750	2,079

Santa Clara County Financing Authority Revenue Refunding Bonds, Series Q,

3.00%, 5/15/35	2,500	2,631

Santa Clarita Community College District G.O. Unlimited Bonds,

3.00%, 8/1/44	1,000	1,056

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.4% continued

California – 91.4% continued

Santa Rosa Elementary School District G.O. Unlimited Bonds, Series D, Election of 2014 (AGM Insured),

5.00%, 8/1/43	$1,145	$1,357

Santa Rosa High School District G.O. Unlimited Bonds, Series C, Election of 2014 (AGM Insured),

5.00%, 8/1/43	1,000	1,192

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded,

6.00%, 7/1/21(4)	2,000	2,028

Southern California Financing Authority Water Replenishment Assessment Revenue Bonds,

5.00%, 8/1/43	2,000	2,473

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Phase II Project,

5.25%, 7/1/27	1,000	1,012

Stockton Public Financing Authority Parking Revenue Refunding Bonds,

5.00%, 3/1/32	555	681

5.00%, 3/1/33	600	732

5.00%, 3/1/47	1,125	1,321

Tobacco Securitization Authority Tobacco Settlement Senior Revenue Refunding Bonds, Sacramento County,

4.00%, 6/1/35	500	603

4.00%, 6/1/36	400	480

Transbay Joint Powers Authority Senior Tax Allocation Bonds, Green Bonds,

5.00%, 10/1/29	465	594

5.00%, 10/1/34	600	757

Turlock Irrigation District First Priority Subordinated Revenue Refunding Bonds,

5.00%, 1/1/28	625	715

University of California General Revenue Bonds, Series AF, Prerefunded,

5.00%, 5/15/23(4)	1,220	1,342

University of California Regents Medical Center Pooled Taxable Revenue Refunding Bonds, Series M,

2.46%, 5/15/26	1,785	1,878

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   35   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.4% continued

California – 91.4% continued

University of California Revenue Refunding Bonds, Series BE,

5.00%, 5/15/41	$5,500	$7,096

Ventura County Public Financing Authority Lease Revenue Bonds, Series B,

5.00%, 11/1/24	1,060	1,189

Ventura Unified School District G.O. Unlimited Refunding Bonds,

5.00%, 8/1/29	640	849

5.00%, 8/1/30	680	895

5.00%, 8/1/31	710	929

Visalia Unified School District COPS (AGM Insured),

3.00%, 5/1/27	1,525	1,527

Western Riverside Water & Wastewater Finance Authority Western Municipal Water District Improvement Revenue Bonds (AGC Insured),

5.13%, 9/1/29	1,645	1,651

Yucaipa Valley Water District Water System Revenue Refunding Bonds, Series A,

5.00%, 9/1/26	1,000	1,190

		487,795

Total Municipal Bonds

(Cost $465,849)		487,795

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 5.9%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.00%(6) (7)	31,807,330	$31,807

Total Investment Companies

(Cost $31,807)		31,807

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 1.8%

California State Infrastructure & Economic Development Bank Revenue Bonds (AMT), Brightline West Passenger,

0.45%, 7/1/21(1) (2) (3) (8)	$1,250	$1,250

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 1.8% continued

Irvine Assessment District No. 87-8 Improvement Bond Act 1915 Adjustable Special Assessment (State Street B&T Co. LOC),

0.02%, 4/5/21(1) (3) (9)	$679	$679

Los Angeles County Schools Pooled Financing Program COPS, Series B-3,

2.00%, 12/30/21	1,000	1,014

Los Angeles TRANS, 4.00%, 6/24/21	2,500	2,523

Pasadena Variable Refunding COPS, Series A (Bank of America N.A. LOC),

0.05%, 4/12/21(1) (3) (9)	4,000	4,000

Total Short-Term Investments

(Cost $9,465)		9,466

Total Investments – 99.1%

(Cost $507,121)		529,068

Other Assets less Liabilities – 0.9%		4,549

NET ASSETS – 100.0%		$533,617

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable rate security. Rate as of March 31, 2021 is disclosed.
(4)	Maturity date represents the prerefunded date.
(5)	Zero coupon bond.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2021 is disclosed.
(8)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(9)

Rate is determined by a remarketing agent and, in the agent’s judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   36   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

BANS - Bond Anticipation Notes

CABS - Capital Appreciation Bonds

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

HFA - Housing Finance Authority

LLC - Limited Liability Company

LOC - Letter of Credit

MFH - Multi-Family Housing

NATL - National Public Finance Guarantee Corporation

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Airport	8.1%

General	17.5

General Obligation	15.9

School District	20.9

Short-Term Investments	5.9

Transportation	12.4

All other sectors less than 5%	18.4

Total Investments	99.1

Other Assets less Liabilities	0.9

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Municipal Bonds(1)	$ —	$487,795	$—	$487,795

Investment Companies	31,807	—	—	31,807

Short-Term Investments	—	9,466	—	9,466

Total Investments	$31,807	$497,261	$—	$529,068
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   37   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 89.0%

California – 89.0%

Alameda County Unified School District G.O. Unlimited Bonds, Series B, Election of 2014,

5.00%, 8/1/42	$500	$616

Alameda County Unified School District G.O. Unlimited Bonds, Series C, Election of 2014,

3.00%, 8/1/42	3,000	3,162

Albany Unified School District G.O. Unlimited Bonds, Series B, Measure B, Election of 2016,

4.00%, 8/1/46	1,000	1,110

Bay Area Toll Authority Subordinate Toll Bridge Revenue Refunding Bonds, Series S-H,

5.00%, 4/1/49	1,000	1,225

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, San Francisco Bay Area,

2.95%, 4/1/26(1) (2) (3)	5,500	6,045

Beaumont Unified School District G.O. Unlimited Bonds, Series D, Election of 2008 (BAM Insured),

5.25%, 8/1/44	1,500	1,843

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Series A,

4.00%, 6/1/35	885	1,076

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Sonoma County Securitization,

5.00%, 6/1/29	310	403

California HFA Municipal Certificates Revenue Bonds, Series 2, Class A,

4.00%, 3/20/33	981	1,137

California HFA Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates,

3.50%, 11/20/35	1,250	1,426

California School Finance Authority Educational Facilities Revenue Bonds, Granada Hills Charter Obligated Group,

5.00%, 7/1/54	1,200	1,318

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.0% continued

California – 89.0% continued

California School Finance Authority Educational Facilities Revenue Bonds, Series A,

4.00%, 7/1/50	$1,135	$1,277

California State Construction G.O. Unlimited Bonds,

3.00%, 10/1/49	1,000	1,049

California State Department of Water Resources Revenue Refunding Bonds, Series BB, Central Valley Project,

5.00%, 12/1/34	1,260	1,698

California State Enterprise Development Authority Lease Revenue Bonds, Riverside County Library Facilities Project,

4.00%, 11/1/49	1,000	1,113

California State G.O. Unlimited Bonds,

3.00%, 12/1/46	300	318

California State G.O. Unlimited Refunding Bonds,

5.00%, 12/1/26	2,000	2,487

5.00%, 10/1/28	3,000	3,881
California State G.O. Unlimited Refunding Bonds, Group C,
5.00%, 8/1/26	2,500	2,922
California State G.O. Unlimited Refunding Bonds, Series C,
5.00%, 9/1/26	500	597
California State Health Facilities Financing Authority Revenue Refunding Bonds, Sutter Health, Prerefunded,
5.00%, 11/15/26(4)	410	508
California State Health Facilities Financing Authority Revenue Refunding Bonds, Sutter Health, Unrefunded Balance,
5.00%, 11/15/46	590	688
California State Infrastructure & Economic Development Bank Lease Revenue Bonds, Green Bond,
5.00%, 8/1/44	1,125	1,384
5.00%, 8/1/49	450	550

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   38   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.0% continued

California – 89.0% continued

California State Infrastructure & Economic Development Bank Revenue Bonds, Equitable School Revolving Fund,

5.00%, 11/1/44	$625	$755

California State Infrastructure & Economic Development Bank Revenue Bonds, UCSF 2130 Third Street,

5.00%, 5/15/42	1,000	1,210

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds,

1.75%, 8/1/26(1) (2) (3)	3,500	3,553

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Los Angeles Museum of Art Project,

1.20%, 6/1/28(1) (2) (3)	2,000	1,972

California State Municipal Finance Authority Revenue Bonds, Series A, National University,

5.00%, 4/1/40	1,000	1,228

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village,

5.00%, 5/15/39	1,000	1,184

5.00%, 5/15/43	1,000	1,172

California State Public Works Board Lease Revenue Refunding Bonds, Series G, Various Capital Projects,

5.00%, 11/1/22	1,000	1,076

California State Public Works Board Lease Revenue Refunding Bonds, Various Capital Projects,

5.00%, 11/1/21	250	257

California State University Systemwide Revenue Bonds, Series C,

4.00%, 11/1/45	1,000	1,169

California State University Systemwide Revenue Refunding Bonds, Series A,

5.00%, 11/1/44	2,500	2,863

California State Various Purpose G.O. Unlimited Bonds, Bid Group B,

5.00%, 11/1/31	1,500	2,005

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.0% continued

California – 89.0% continued

Carlsbad Unified School District G.O. Unlimited Bonds, Series A, Election of 2018,

3.00%, 8/1/42	$550	$588

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, Prerefunded,

5.75%, 8/1/23(4)	570	643

6.00%, 8/1/23(4)	1,000	1,132

Compton Unified School District G.O. Unlimited Bonds, Series B (BAM Insured),

4.00%, 6/1/49	1,675	1,890

Corona-Norco Unified School District G.O. Unlimited Bonds, Series C,

4.00%, 8/1/49	1,000	1,132

Desert Sands Unified School District G.O. Unlimited Bonds, Election of 2014,

4.00%, 8/1/44	500	565

El Dorado Irrigation District Revenue COPS, Series A,

4.00%, 3/1/50	1,600	1,846

Evergreen School District G.O. Unlimited Bonds, Election of 2014,

5.00%, 8/1/46	1,300	1,588

Foothill Eastern Transportation Corridor Agency Toll Road Senior Lien Revenue Bonds, Series A,

4.00%, 1/15/46	250	289

Fremont Unified School District Alameda County G.O. Unlimited Bonds, Series D,

2.00%, 8/1/35	1,610	1,610

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, Prerefunded,

5.38%, 8/1/21(4)	3,500	3,560

Hartnell Community College District G.O. Unlimited Bonds, Series B,

3.00%, 8/1/45	1,500	1,573

Hayward Unified School District G.O. Unlimited Bonds (AGM Insured),

4.00%, 8/1/50	1,000	1,151

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   39   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.0% continued

California – 89.0% continued

Imperial Irrigation District Electric Revenue Bonds, Series B-1,

5.00%, 11/1/46	$1,500	$1,798

Lancaster Financing Authority Revenue Bonds, Measure M & R Street Improvements Project,

4.00%, 6/1/49	2,830	3,232

Long Beach Harbor Revenue Notes, Series C,

4.00%, 7/15/21	1,000	1,011

Los Angeles Community College District G.O. Unlimited Bonds, Series K, Election of 2008,

3.00%, 8/1/39	1,400	1,476

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International,

5.00%, 5/15/31	1,000	1,248

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport,

5.00%, 5/15/44	500	607

Los Angeles Department of Airports Airport Subordinate Revenue Refunding Bonds, Series A (AMT), P3 Project,

5.00%, 5/15/46	500	624

Los Angeles Department of Airports Private Activity Senior Revenue Bonds (AMT),

5.00%, 5/15/21	2,000	2,011

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT),

5.00%, 5/15/29	4,000	5,035

5.00%, 5/15/31	5,000	6,221

Los Angeles Department of Water & Power Revenue Refunding Bonds, Series B,

5.00%, 7/1/40	1,000	1,290

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series C,

5.00%, 7/1/41	1,000	1,290

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.0% continued

California – 89.0% continued

Los Angeles Unified School District G.O. Unlimited Bonds, Series RYQ,

5.00%, 7/1/33	$1,000	$1,316

4.00%, 7/1/44	2,000	2,332

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A,

5.00%, 7/1/21	1,410	1,426

5.00%, 7/1/24	3,000	3,450

Los Rios Community College District G.O. Unlimited Bonds, Series D,

3.00%, 8/1/44	1,000	1,050

Lucia Mar Unified School District G.O. Unlimited Bonds, Series B, Election of 2016,

5.00%, 8/1/42	1,450	1,793

Manteca Redevelopment Agency Successor Agency Tax Allocation Refunding Bonds, Series A (BAM Insured),

4.00%, 10/1/39	500	578

Mesa Water District COPS,

4.00%, 3/15/45	1,150	1,341

Metropolitan Water District of Southern California Subordinate Revenue Refunding Bonds, Series A,

5.00%, 7/1/22	1,000	1,060

Metropolitan Water District of Southern California Subordinate Revenue Refunding Bonds, Series B,

4.00%, 8/1/23	395	429

Midpeninsula Regional Open Space District Revenue Bonds, Prerefunded,

5.25%, 9/1/21(4)	600	613

5.50%, 9/1/21(4)	2,500	2,555

Monterey County Financing Authority Revenue Refunding Bonds,

5.00%, 9/1/37	1,170	1,444

Natomas Unified School District G.O. Unlimited Bonds, Series A (AGM Insured),

4.00%, 8/1/49	1,000	1,121

New Haven Unified School District G.O. Unlimited Bonds, Series C, Alameda County,

3.00%, 8/1/49	1,520	1,593

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   40   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.0% continued

California – 89.0% continued

Newport Mesa Unified School District G.O. Unlimited CABS, Election of 2005,

0.00%, 8/1/33(5)	$10,000	$8,073

Northern Energy Authority Commodity Supply Revenue Bonds, Series A,

4.00%, 7/1/24(1) (2) (3)	2,000	2,213

Oxnard Union High School District G.O. Unlimited Bonds, Series B,

5.00%, 8/1/45	1,000	1,227

Palm Springs Unified School District G.O. Unlimited Bonds, Series A,

8/1/24(6)	1,000	1,054

Palm Springs Unified School District G.O. Unlimited Bonds, Series D, Election of 2008,

3.00%, 8/1/31	2,435	2,651

Palomar Pomerado Health G.O. Unlimited Convertible CABS, Series A, Election of 2004 (AGC Insured),

7.00%, 8/1/38	5,000	7,072

Ross Valley Public Financing Authority Revenue Bonds, Sanitary District No. 1 of Marin County,

5.00%, 1/1/36	275	318

5.00%, 1/1/37	215	248

Sacramento Municipal Utility District Revenue Bonds, Series A,

5.00%, 8/15/37	55	61

San Diego Association of Governments Capital Grant Receipts Revenue Bonds, Mid Coast Corridor, Green Bonds,

1.80%, 11/15/27	1,000	1,027

San Diego County Regional Transportation Commission Sales Tax Subordinate Revenue Refunding Bonds, Series A,

3.00%, 10/1/22	750	781

San Diego Unified School District G.O. Unlimited Bonds, Series M-2, Proposition Z Bonds,

3.00%, 7/1/50	2,000	2,116

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT),

5.00%, 5/1/38	1,000	1,228

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.0% continued

California – 89.0% continued

5.00%, 5/1/42	$1,500	$1,770

5.00%, 5/1/49	1,000	1,198

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT),

5.00%, 5/1/45	1,000	1,203

5.00%, 5/1/50	1,500	1,796

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Series D (AMT),

5.00%, 5/1/25	1,000	1,175

San Francisco City & County COPS, Multiple Capital Projects,

5.00%, 10/1/22	3,000	3,215

2.00%, 10/1/33	1,200	1,209

San Francisco City & County G.O. Unlimited Bonds, Series C,

3.00%, 6/15/30	1,000	1,061

San Francisco City & County G.O. Unlimited Bonds, Series D,

5.00%, 6/15/23	950	1,005

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series D, Hetch Hetchy Water,

3.00%, 11/1/50	600	630

San Francisco City & County Unified School District G.O. Unlimited Bonds, Proposition A, Series F&C,

3.25%, 6/15/32	2,500	2,638

San Francisco Community College District G.O. Unlimited Bonds, Series A, Election of 2020,

3.00%, 6/15/45	1,000	1,044

San Jose Airport Revenue Refunding Bonds, Series B,

3/1/31(6)	1,000	1,329

San Jose G.O. Unlimited Bonds, Series A-1,

5.00%, 9/1/42	1,310	1,639

San Mateo Foster City School District G.O. Unlimited Bonds, Series A,

3.00%, 8/1/41	300	322

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   41   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.0% continued

California – 89.0% continued

Santa Ana College Improvement District No. 1 Rancho Santiago Community College District G.O. Unlimited Bonds,

3.00%, 8/1/39	$2,130	$2,244

Santa Clara Electric Revenue Refunding Bonds, Series A, Prerefunded,

6.00%, 7/1/21(4)	1,195	1,212

Santa Rosa High School District G.O. Unlimited Bonds, Series C, Election of 2014 (AGM Insured),

5.00%, 8/1/43	500	596

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded,

6.00%, 7/1/21(4)	2,025	2,054

South Bayside Waste Management Authority Solid Waste Enterprise Revenue Refunding Bonds, Shoreway Environmental Center, Green Bonds (AGM Insured),

5.00%, 9/1/32	15	20

South Bayside Waste Management Authority Solid Waste Enterprise Revenue Refunding Bonds, Shoreway Environmental Center, Green Bonds (AGM Insured), Unrefunded Balance,

5.00%, 9/1/32	485	617

Stockton Public Financing Authority Parking Revenue Refunding Bonds,

5.00%, 3/1/32	250	307

5.00%, 3/1/33	245	299

5.00%, 3/1/47	500	587

Tobacco Securitization Authority Tobacco Settlement Senior Revenue Refunding Bonds, Sacramento County,

4.00%, 6/1/37	400	477

Transbay Joint Powers Authority Senior Tax Allocation Bonds, Green Bonds,

5.00%, 10/1/45	1,000	1,223

Tustin Unified School District School Facilities Improvement G.O. Unlimited Bonds, Series B-1, Election of 2008, Prerefunded,

6.00%, 8/1/21(4)	1,000	1,019

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 89.0% continued

California – 89.0% continued University of California General Revenue Bonds, Series A,

5.00%, 5/15/38	$600	$656

University of California General Revenue Bonds, Series AF, Prerefunded,

5.00%, 5/15/23(4)	430	473

University of California Revenue Refunding Bonds, Series BE,

5.00%, 5/15/41	2,500	3,225

University of California Revenue Refunding Bonds, Series O, Limited Project,

5.00%, 5/15/58	2,500	3,051

Upper Santa Clara Valley Joint Powers Authority Revenue Refunding Bonds, Series A,

4.00%, 8/1/45	1,200	1,327

Ventura Unified School District G.O. Unlimited Refunding Bonds,

5.00%, 8/1/27	585	743

5.00%, 8/1/28	620	806

Western Riverside Water & Wastewater Finance Authority Western Municipal Water District Improvement Revenue Bonds (AGC Insured),

5.13%, 9/1/29	2,000	2,007

		194,034

Total Municipal Bonds

(Cost $183,262)		194,034

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 6.7%

Northern Institutional Funds -
U.S. Government Portfolio (Shares), 0.00%(7) (8)	14,669,106	$14,669

Total Investment Companies

(Cost $14,669)		14,669

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 4.6%

California School Finance Authority Revenue Notes, School and Community College District Deferrals,

3.00%, 12/30/21	$2,500	$2,553

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   42   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 4.6% continued

California State Public Works Board Lease Revenue Bonds, Series D, Various Capital Projects,

5.00%, 11/1/21	$1,380	$1,419

Los Angeles County Schools Pooled Financing Program COPS, Series B-3,

2.00%, 12/30/21	1,000	1,014

Los Angeles County TRANS, Series A,

4.00%, 6/30/21	2,210	2,231

Los Angeles TRANS,

4.00%, 6/24/21	1,000	1,009

Pasadena Variable Refunding COPS, Series A (Bank of America N.A. LOC),

0.05%, 4/12/21(1) (3) (9)	1,815	1,815

Total Short-Term Investments

(Cost $10,040)		10,041

Total Investments – 100.3%

(Cost $207,971)		218,744

Liabilities less Other Assets – (0.3%)		(702)

NET ASSETS – 100.0%		$218,042

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable rate security. Rate as of March 31, 2021 is disclosed.
(4)	Maturity date represents the prerefunded date.
(5)	Zero coupon bond.
(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2021 is disclosed.
(9)

Rate is determined by a remarketing agent and, in the agent’s judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

CABS - Capital Appreciation Bonds

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

G.O. - General Obligation

HFA - Housing Finance Authority

LLC - Limited Liability Company

LOC - Letter of Credit

TRANS - Tax and Revenue Anticipation Notes

Percentages shown are based on Net Assets.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Airport	11.7%

General	16.8

General Obligation	14.4

Higher Education	6.4

School District	26.1

Short-Term Investments	6.7

All other sectors less than 5%	18.2

Total Investments	100.3

Liabilities less Other Assets	(0.3)

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds(1)	$ —	$194,034	$ —	$194,034

Investment Companies	14,669	—	—	14,669

Short-Term Investments	—	10,041	—	10,041

Total Investments	$14,669	$204,075	$ —	$218,744
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   43   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS – 0.2% (1)

Waste & Environment Services & Equipment – 0.2%

CarbonLite P LLC, DIP Term Loan, (Floating, ICE LIBOR USD 3M + 12.00%),

12.18%, 9/6/21	$448	$448

CarbonLite P LLC, Roll Up Term Loan, (Floating, ICE LIBOR USD 1M + 12.00%),

12.00%, 9/6/21 (2)	896	538

		986

Total Term Loans

(Cost $974)		986

MUNICIPAL BONDS – 92.1%

Alabama – 0.9%

Hoover IDB Environmental Improvement Revenue Bonds (AMT), United States Steel Corp.,

5.75%, 10/1/49	1,000	1,147

Lower Alabama Gas District Gas Project Revenue Bonds, Series A,

5.00%, 9/1/46	3,000	4,264

		5,411

Arizona – 5.6%

Arizona State IDA Economic Development Revenue Bonds, Legacy Cares, Inc., Project,

7.75%, 7/1/50	1,500	1,626

Arizona State IDA Education Revenue Bonds, Academies of Math & Science Project,

5.63%, 7/1/48(3) (4)	2,000	2,265

Arizona State IDA Education Revenue Bonds, Candeo Schools, Inc., Project (School District Credit Program),

4.00%, 7/1/47	700	754

Arizona State IDA Education Revenue Bonds, Christian University Project,

5.63%, 10/1/49(3)	1,300	1,346

Arizona State IDA Education Revenue Bonds, Doral Academy of Nevada - Fire Mesa,

5.00%, 7/15/49	1,675	1,864

Arizona State IDA Education Revenue Bonds, Odyssey Preparatory Academy Project,

4.38%, 7/1/39	1,000	1,047

5.00%, 7/1/49	1,000	1,085

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 92.1% continued

Arizona – 5.6% continued

Arizona State IDA Education Revenue Refunding Bonds, Series A, Cadence Campus Project,

4.00%, 7/15/50	$1,000	$1,031

Glendale IDA Senior Living Facilities Revenue Bonds, Royal Oaks Inspirata Pointe Project,

5.00%, 5/15/56	1,000	1,109

La Paz County IDA Education Facility Lease Revenue Bonds, Charter School Solutions-Harmony Public Schools,

5.00%, 2/15/36	1,400	1,573

5.00%, 2/15/46	3,500	3,873

Maricopa County IDA Educational Facilities Revenue Bonds, Ottawa University,

5.50%, 10/1/51	1,000	1,051

Maricopa County IDA Educational Revenue Bonds, Arizona Autism Chart Schools Project,

5.00%, 7/1/50	750	828

Maricopa County Industrial Development Authority Hospital Revenue Bonds, Series A, Honor Health,

3.00%, 9/1/51	1,000	1,026

Phoenix Civic Airport Improvement Corp. Junior Lien Airport Revenue Bonds, Series B (AMT),

4.00%, 7/1/44	2,000	2,221

5.00%, 7/1/49	1,000	1,193

Phoenix IDA Education Facility Revenue Refunding Bonds, Great Hearts Academies,

5.00%, 7/1/46	2,650	2,889

Phoenix IDA Student Housing Revenue Bonds, Downtown Phoenix Student Housing II LLC,

5.00%, 7/1/59	1,000	1,117

Salt Verde Financial Corp. Senior Gas Revenue Bonds,

5.00%, 12/1/37	3,000	4,164

Tempe IDA Revenue Bonds, Friendship Village of Tempe Project,

5.00%, 12/1/50	1,500	1,522

		33,584

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   44   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

California – 15.3%

Antelope Valley Healthcare District, Revenue Refunding Bonds, Series A,

5.25%, 3/1/36	$1,020	$1,053

California Community Housing Agency Essential Housing Revenue Bonds, Verdant at Green Valley Project,

5.00%, 8/1/49(3)	3,000	3,375

California Community Housing Agency Essential Housing Senior Revenue Bonds, Glendale Properties,

4.00%, 2/1/56	1,000	1,070

California Community Housing Agency Essential Housing Subordinate Revenue Bonds, Series A, Glendale Properties,

4.00%, 8/1/47	1,000	1,034

California Community Housing Agency Revenue Bonds, Series A, Annadel Apartments Project,

5.00%, 4/1/49	3,000	3,349

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Merced County Tobacco Funding,

5.00%, 6/1/50	500	584

California PFA Educational Facilities Revenue Bonds, Crossroads Christian Schools Project,

5.00%, 1/1/56	500	513

California PFA Educational Facilities Revenue Bonds, Trinity Classical Academy,

5.00%, 7/1/54(3)	1,500	1,531

California School Finance Authority Educational Facilities Revenue Bonds, Series A, Kipp Socal Public School Projects,

5.00%, 7/1/49	2,000	2,407

California State Educational Facilities Authority Revenue Bonds, Series U-7, Stanford University,

5.00%, 6/1/46	5,000	7,501

California State Municipal Finance Authority Educational Revenue Bonds, Stream Charter School Project,

5.00%, 6/15/51	1,000	1,068

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

California – 15.3% continued

California State Municipal Finance Authority Revenue Bonds, Series A,

5.00%, 12/1/54	$500	$545

California State Municipal Finance Authority Revenue Bonds, Series A, Baptist University,

5.00%, 11/1/46	3,000	3,325

California State Municipal Finance Authority Revenue Refunding Bonds, The Master’s University,

5.00%, 8/1/48	510	562

California State Municipal Finance Authority Senior Lien Revenue Bonds (AMT), LINXS APM Project,

5.00%, 12/31/43	5,000	5,905

California State Municipal Finance Authority Special Facility Revenue Bonds (AMT), United Airlines, Inc., Project,

4.00%, 7/15/29	3,000	3,396

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village,

5.00%, 5/15/51	5,000	5,816

California State Municipal Finance Authority Student Housing Revenue Bonds, Series A, Claremont Collegiate Project,

5.00%, 7/1/52(3)	1,000	1,105

California State Pollution Control Financing Authority Solid Waste Disposal Subordinate Green Revenue Bonds (AMT), Calplant I Project,

7.50%, 12/1/39(5)	3,000	915

California State Pollution Control Financing Authority Water Furnishing Revenue Refunding Bonds, San Diego County Water Authority,

5.00%, 11/21/45	1,000	1,185

California State School Finance Authority Charter School Revenue Bonds, Series A, Classical Academies Project,

5.00%, 10/1/50	1,000	1,140

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   45   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

California – 15.3% continued

California State School Finance Authority Charter School Revenue Refunding Bonds, Aspire Public Schools,

5.00%, 8/1/46(3) (4)	$5,000	$5,584

CSCDA College Housing Revenue Bonds, NCCD-Hooper Street, LLC-California College,

5.25%, 7/1/49	1,700	1,741

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, Parallel-Anaheim Social Bonds,

4.00%, 8/1/56	1,000	1,058

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, Renaissance at City Center, Series A,

5.00%, 7/1/51	2,250	2,595

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, Series A,

5.00%, 1/1/54	1,500	1,727

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, Social Bonds, Series A-2,

10/1/56(6)	1,000	1,044

CSCDA Revenue Bonds, California Baptist University, Prerefunded,

7.25%, 11/1/21(7)	2,000	2,081

CSCDA Revenue Refunding Bonds, Series A, California Baptist University,

5.00%, 11/1/32	500	580

5.00%, 11/1/41	1,000	1,136

CSCDA Special Tax Revenue Bonds, Community Facilities District No. 2016-02 Delta Coves,

4.00%, 9/1/50	1,000	1,085

CSCDA Special TRB, Improvement Area No. 1,

4.00%, 9/1/51	500	548

CSCDA Statewide Revenue Special Assessment Bonds,

4.00%, 9/2/50	500	544

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

California – 15.3% continued

CSCDA Student Housing Revenue Bonds, University of California, Irvine Campus,

5.00%, 5/15/42	$4,050	$4,690

Foothill Eastern Transportation Corridor Agency Toll Road Senior Lien Revenue Bonds, Series A,

4.00%, 1/15/46	750	866

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Refunding Bonds, Series A-1,

5.00%, 6/1/47	5,000	5,173

Hastings Campus HFA Campus Housing Revenue Bonds, Series A, Green Bonds,

5.00%, 7/1/45	2,000	2,289

Metropolitan Water District of Southern California Revenue Bonds, Series A,

5.00%, 10/1/51	3,000	3,898

Roseville Special Tax Bonds, The Ranch At Sierra Vista Community Facilities District No. 1 (Public Facilities),

4.00%, 9/1/50	150	162

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT),

5.00%, 5/1/49	4,000	4,793

Santa Paula Special Tax Bonds, Harvest Community Facilities District No. 1 Improvement,

4.00%, 9/1/50	1,000	1,072

Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Refunding Bonds, San Diego Asset Securities,

5.00%, 6/1/48	1,500	1,835

		91,880

Colorado – 3.3%

Brighton Crossing Metropolitan District No. 6 G.O. Limited Bonds, Series A,

5.00%, 12/1/50	1,000	1,087

Colorado Educational & Cultural Authority Revenue Refunding Bonds, Science Technology English & Math,

5.00%, 11/1/54	1,500	1,594

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   46   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Colorado – 3.3% continued

Colorado High Performance Transportation Enterprise Revenue Bonds, C-470 Express Lane,

5.00%, 12/31/56	$2,000	$2,251

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Series A, Commonspirit Health,

5.00%, 8/1/44	5,000	6,063

Nine Mile Metropolitan District Revenue Bonds,

5.13%, 12/1/40	1,000	1,093

Prairie Center Metropolitan District No. 3 Limited Property Tax Supported Revenue Refunding Bonds, Series A,

5.00%, 12/15/41	3,000	3,219

Silver Peaks Metropolitan District No. 3 Senior Lien G.O. Limited Bonds, Series A,

5.00%, 12/1/50	500	531

STC Metropolitan District No. 2 Revenue G.O. Limited Refunding Bonds, Series A,

5.00%, 12/1/38	1,000	1,085

Transport Metropolitan District No. 3 MDD G.O. Limited Bonds, Series 2021-A-1,

5.00%, 12/1/51	1,500	1,614

Westerly Metropolitan District No. 4 Senior G.O. Limited Bonds, Series A,

5.00%, 12/1/50	1,000	1,076

		19,613

Connecticut – 0.5%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A, Mclean Issue,

5.00%, 1/1/55	500	539

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, University of Hartford,

4.00%, 7/1/49	1,500	1,588

Hamden Revenue Refunding Bonds, Whitney Center Project,

5.00%, 1/1/50	1,000	1,011

		3,138

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

District of Columbia – 0.8%

District of Columbia Revenue Bonds,

5.00%, 7/1/49	$2,550	$2,906

District of Columbia Revenue Bonds, Latin American Montessori Bilingual Public Charter School Issue,

5.00%, 6/1/50	1,000	1,143

District of Columbia Rocketship DC Obligated Group Revenue Bonds,

5.00%, 6/1/61	500	560

		4,609

Florida – 6.6%

Alachua County Health Facilities Authority Revenue Bonds, Shands Teaching Hospital & Clinics,

4.00%, 12/1/49	2,000	2,248

Capital Trust Agency Air Cargo Revenue Refunding Bonds, Series A, Aero Miami FX,

5.35%, 7/1/29	2,645	2,654

Capital Trust Agency Educational Facilities Educational Facilities Revenue Bonds, Liza Jackson Preparatory School,

5.00%, 8/1/55	1,000	1,159

Capital Trust Agency Educational Facilities Educational Facilities Revenue Bonds, Lutz Preparatory School Inc., Project,

4.00%, 6/1/51	400	421

Capital Trust Agency Educational Facilities Educational Facilities Revenue Bonds, Pepin Academies, Inc., Project,

5.75%, 7/1/55(3)	1,000	1,072

Capital Trust Agency Educational Facilities Educational Facilities Revenue Bonds, Team Success A School of Excellence,

5.00%, 6/1/55	2,000	2,051

Capital Trust Agency Student Housing Revenue Bonds, University Bridge, LLC Student Housing Project,

5.25%, 12/1/43	3,000	3,410

Davie Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project,

5.00%, 4/1/48	2,000	2,301

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   47   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Florida – 6.6% continued

Florida Development Finance Corp. Surface Transportation Facilities Revenue Refunding Bonds (AMT), Virgin Trains U.S.A. Pass,

6.38%, 1/1/26(1) (8) (9)	$4,000	$3,895

Florida State Development Finance Corp. Educational Facility Revenue Bonds, Pepin Academics of Pasco County, Inc., Project,

5.00%, 1/1/50(3)	1,000	1,047

Florida State Development Finance Corp. Educational Facility Revenue Refunding Bonds, Renaissance Charter School,

5.00%, 9/15/50	1,500	1,635

Florida State Development Finance Corp. Solid Waste Disposal Revenue Bonds (AMT), Waste Pro U.S.A., Inc., Project,

5.00%, 5/1/29	1,500	1,618

Florida State Development Finance Corp., Revenue Bonds, Educational Facilities River City Science Academy Projects,

4.00%, 7/1/55	500	529

Florida State Higher Educational Facilities Financial Authority Revenue Bonds, Ringling College Project,

5.00%, 3/1/42	2,000	2,235

Lake County Retirement Facility Revenue Refunding Bonds, Lakeside at Waterman Village Project,

5.75%, 8/15/55	1,000	1,053

Ocean Highway & Port Authority Florida Port Facilities Revenue Bonds (AMT), Worldwide Terminals Fenandina Project,

5.50%, 12/1/49(3)	1,500	1,507

Palm Beach County Health Facilities Authority Hospital Revenue Bonds, Baptist Health South Florida,

4.00%, 8/15/49	1,500	1,703

Palm Beach County Revenue Bonds, Palm Beach Atlantic University,

5.00%, 4/1/39(3)	1,750	1,902

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Florida – 6.6% continued

Pinellas County IDA Revenue Bonds, 2017 Foundation for Global Understanding Project,

5.00%, 7/1/39	$4,000	$4,688

Sterling Hill Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B,

5.50%, 11/1/10(5)	143	86

Venice Retirement Community Revenue Improvement Bonds, Village on the Isle Project,

5.00%, 1/1/47	1,000	1,096

Village Community Development District No. 13 Special Assessment Revenue Bonds,

3.50%, 5/1/51(3)	1,000	1,028

		39,338

Georgia – 1.5%

Atlanta Development Authority Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center,

6.75%, 1/1/35	3,000	1,909

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A,

5.00%, 5/15/49	4,000	5,788

White County Development Authority Revenue Bonds, Truett McConnell University Project,

5.25%, 10/1/49	1,500	1,547

		9,244

Guam – 0.2%

Guam Government Department of Education Revenue Refunding COPS, John F. Kennedy High School Refunding & Energy Efficiency Project,

5.00%, 2/1/40	1,000	1,072

Illinois – 6.2%

Belleville Tax Increment & Sales Tax Allocation Revenue Refunding Bonds, Carlyle/Green Mount Redevelopment,

7/1/41(6)	1,000	996

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   48   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Illinois – 6.2% continued

Chicago O’Hare International Airport Revenue Senior Lien General Revenue Bonds, Series B,

5.00%, 1/1/48	$5,000	$5,982

Chicago Waterworks Second Lien Revenue Bonds,

5.00%, 11/1/29	2,500	3,030

Illinois Finance Authority Revenue Refunding Bonds, Plymouth Place Inc.,

5/15/51(6)	410	460

5/15/56(6)	440	491

Illinois State Finance Authority Health Services Facilities Lease Revenue Bonds, University of Illinois Health Services,

4.00%, 10/1/50	1,480	1,641

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare,

5.00%, 1/1/44	5,000	5,892

Illinois State Finance Authority Revenue Refunding Bonds, Friendship Village Schaumburg,

5.13%, 2/15/45	1,500	1,077

Illinois State Finance Authority Revenue Refunding Bonds, Illinois Institute of Technology,

5.00%, 9/1/40	2,000	2,419

Illinois State Finance Authority Revenue Refunding Bonds, Navistar International Corp.,

4.75%, 8/1/30(1) (3) (8) (9)	1,000	1,047

Illinois State Finance Authority Revenue Refunding Bonds, OSF Healthcare System,

3.00%, 5/15/50	500	506

Illinois State Finance Authority Revenue Refunding Bonds, Rosalind Franklin University,

5.00%, 8/1/42	1,100	1,253

Illinois State Finance Authority Student Housing & Academic Facilities Revenue Bonds, CHF - Chicago, LLC - University of Illinois at Chicago Project,

5.00%, 2/15/47	5,000	5,478

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Illinois – 6.2% continued

Illinois State G.O. Unlimited Bonds,

5.50%, 5/1/30	$1,000	$1,277

Illinois State G.O. Unlimited Refunding Bonds,

5.00%, 2/1/29	1,000	1,170

Illinois State Housing Development Authority Revenue Bonds, Series A (FHLMC, FNMA, GNMA Insured),

4.13%, 10/1/38	1,965	2,177

Metropolitan Pier & Exposition Authority Revenue Refunding Bonds, Mccormick Place Expansion Project,

5.00%, 6/15/50	1,000	1,189

Upper Illinois River Valley Development Authority Revenue Refunding Bonds, Prairie Crossing Charter,

5.00%, 1/1/45	250	261

5.00%, 1/1/55(3)	625	647

		36,993

Indiana – 1.1%

Indiana State Finance Authority Exempt Facilities Revenue Bonds (AMT), Res Polyflow Indiana, Green Bonds,

7.00%, 3/1/39	4,000	3,720

Indiana State Finance Authority Revenue Bonds, Kipp Indianapolis Inc., Project,

5.00%, 7/1/55	510	563

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., Prerefunded,

8.00%, 9/1/21(7)	2,500	2,578

		6,861

Iowa – 0.9%

Iowa State Finance Authority Revenue Bonds, Series A, Lifespace Communities,

5.00%, 5/15/48	4,000	4,515

Iowa State Finance Authority Senior Living Facilities Revenue Refunding Bonds, Sunrise Retirement Community Project,

5.00%, 9/1/51	1,000	1,021

		5,536

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   49   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Kentucky – 1.2%

Kentucky Public Transportation Infrastructure Authority First Tier Toll Revenue Bonds, Series A, Downtown Crossing Project, 5.75%, 7/1/49	$2,500	$2,738

Kentucky State Economic Development Finance Authority Revenue Bonds, Owensboro Health, 5.25%, 6/1/50	2,500	2,707

Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series A, Owensboro Health, Inc.,

5.00%, 6/1/45	1,500	1,657

		7,102

Louisiana – 1.9%

Calcasieu Parish Memorial Hospital Service District Revenue Refunding Bonds, Lake Charles Memorial Hospital Project, 5.00%, 12/1/34	2,000	2,195

Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds, Entergy Louisiana LLC Project, 4/1/36(6)	2,000	2,012

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic Foundation Project,

5.00%, 5/15/46	1,000	1,165

4.00%, 5/15/49	1,000	1,133

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Prerefunded, 5.00%, 5/15/26(7)	50	61

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Jefferson Parish Gomesa Project, 4.00%, 11/1/44	1,000	1,008

Louisiana State Public Facilities Authority Revenue Bonds, Belle Chasse Educational Foundation Project, Prerefunded, 6.75%, 5/1/21(7)	1,250	1,256

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Louisiana – 1.9% continued

Saint James Parish Revenue Bonds, Series 2, Nustar Logistics L.P. Project, 6.35%, 7/1/40	$1,000	$1,270

Saint John The Baptist Parish Variable Revenue Refunding Bonds, Marathon Oil Corp. Project, 2.38%, 7/1/26(1) (8) (9)	1,000	1,041

		11,141

Maine – 0.9%

Maine State Health & Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center, 5.00%, 7/1/43	5,000	5,209

Maryland – 1.3%

Baltimore Senior Lien Special Obligation Tax Allocation Refunding Bonds, Harbor Point Project, 3.63%, 6/1/46	1,750	1,783

Frederick County Subordinate Special Tax Obligation Revenue Bonds, Series C, 4.00%, 7/1/50	1,000	1,107

Maryland Economic Development Corp. Senior Student Housing Revenue Bonds, Morgan State University Project, 5.00%, 7/1/56	250	294

Maryland Economic Development Corp. Special Obligation Tax Allocation, Port Covington Project, 4.00%, 9/1/50	500	539

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Adventist Healthcare, 6.25%, 1/1/31	1,550	1,618

6.13%, 1/1/36	2,000	2,086

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Adventist Healthcare, 4.00%, 1/1/38	300	331

		7,758

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   50   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Massachusetts – 1.3%

Lowell Massachusetts Collegiate Charter Revenue Bonds, 5.00%, 6/15/49	$1,250	$1,352

Massachusetts State Development Finance Agency Revenue Bonds, Series A, UMASS Boston Student Housing, 5.00%, 10/1/41	5,000	5,338

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series S, Milford Regional Medical Center, 5.00%, 7/15/46	150	170

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Suffolk University, 5.00%, 7/1/32	1,000	1,193

		8,053

Michigan – 3.7%

Detroit G.O. Unlimited Bonds, Series A, Social Bonds, 5.00%, 4/1/50	1,000	1,194

Grand Rapids Charter Township Revenue Refunding Bonds, Porter Hills Presbyterian, 5.00%, 5/15/44	1,000	1,111

Michigan State Finance Authority Ltd. Obligation Revenue Refunding Bonds, Kettering University Project, 4.00%, 9/1/50	650	708

Michigan State Finance Authority Revenue Refunding Bonds, Senior Series B-1, Class 2, 5.00%, 6/1/49	1,000	1,207

Michigan State Finance Authority Revenue Refunding Bonds, Series A, 3.00%, 12/1/49	2,000	2,075

Michigan State Finance Authority Revenue Refunding Bonds, Local Government Loan Program, 5.00%, 7/1/30	2,000	2,279

Michigan State Strategic Fund Ltd. Obligation Revenue Bonds (AMT), I-75 Improvement Project, 5.00%, 6/30/48	5,000	5,932

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Michigan – 3.7% continued

Michigan State Strategic Fund Ltd. Obligation Revenue Bonds, Holland Home,

5.00%, 11/15/42	$2,500	$2,724

Wayne County Airport Authority Revenue Bonds, Series D,

5.00%, 12/1/45	4,355	5,072

		22,302

Minnesota – 0.6%

Minneapolis Charter School Lease Revenue Bonds, Series A, Kipp North Star Project,

5.75%, 7/1/55	1,000	1,117

Saint Paul Housing & Redevelopment Authority Charter School Lease Revenue Refunding Bonds, Hmong College Preparatory Academy Project,

5.00%, 9/1/55	1,000	1,160

Wayzata Senior Housing Revenue Refunding Bonds, Folkestone Senior Living Community,

5.00%, 8/1/54	1,500	1,578

		3,855

Mississippi – 0.2%

Tunica County Urban Renewal Revenue Refunding Bonds, Utility Districts Project, 6.00%, 10/1/40	1,000	1,038

Missouri – 1.0%

Joplin IDA Sales TRB, 32nd Street Place Community Improvement District, 4.25%, 11/1/50	1,000	972

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Wright Memorial Hospital, 5.00%, 9/1/32	1,145	1,355

5.00%, 9/1/34	1,315	1,545

Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Series C, Luthreran Senior Services Project, 4.00%, 2/1/48	2,000	2,084

		5,956

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   51   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Nebraska – 0.5%

Central Plains Energy Project Gas Project Revenue Refunding Bonds, Series A, Project No. 3,

5.00%, 9/1/42	$2,000	$2,801

Nevada – 0.1%

Las Vegas Special Improvement District No. 814 Summerlin Village 21 & 24A Special Assessment Bonds,

4.00%, 6/1/49	550	579

Las Vegas Special Improvement District No. 815 Special Assessment Bonds,

5.00%, 12/1/49	250	278

		857

New Hampshire – 0.1%

National Finance Authority Revenue Refunding Bonds, Series B (AMT), Green Bonds, 3.75%, 7/2/40(1) (3) (8) (9)	600	620

New Jersey – 3.1%

New Jersey State EDA Revenue Bonds, Provident Group Rowan Properties LLC, 5.00%, 1/1/48	1,000	1,036

New Jersey State EDA Revenue School Facilities Construction Revenue Bonds, 4.00%, 6/15/49	2,250	2,479

New Jersey State EDA Special Facility Revenue Bonds (AMT), Continental Airlines, Inc., Project, 5.63%, 11/15/30	2,000	2,238

New Jersey State Educational Facilities Authority Revenue Bonds, Series A, Green Bonds, 3.00%, 7/1/50	750	760

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, 4.00%, 6/15/50	500	556

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, Transportation Program, 5.00%, 6/15/45	2,250	2,526

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

New Jersey – 3.1% continued

South Jersey Transportation Authority Transportation System Revenue Bonds, Series A,

4.00%, 11/1/50	$500	$565

Tobacco Settlement Financing Corp. Revenue Refunding Bonds, Series A,

5.00%, 6/1/46	7,070	8,282

		18,442

New Mexico – 0.9%

Farmington PCR Refunding Bonds, Public Service Company of New Mexico San Juan, 1.15%, 6/1/24(1) (8) (9)	1,000	1,010

Los Ranchos de Albuquerque Educational Facilities Revenue Refunding Bonds, Albuquerque Academy Project, 4.00%, 9/1/40	1,000	1,119

New Mexico Hospital Equipment Loan Council First Mortgage Revenue Bonds, La Vida Expansion Project, 5.00%, 7/1/49	3,000	3,323

		5,452

New York – 5.7%

Build NYC Resource Corp. Revenue Bonds, New Dawn Charter Schools Project, 5.75%, 2/1/49	1,000	1,079

Dutchess County Local Development Corp. Revenue Refunding Bonds, Series A, Bard College Project, 5.00%, 7/1/51	1,000	1,161

Metropolitan Transportation Authority Revenue Bonds, Series C-1, Green Bonds, 5.00%, 11/15/50	1,000	1,199

Metropolitan Transportation Authority Revenue Refunding Bonds, Climate Bond Certified, 4.00%, 11/15/45	1,000	1,115

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, 3.00%, 3/15/51	5,000	5,166

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   52   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

New York – 5.7% continued

New York State Transportation Development Corp. Special Facilities Revenue Bonds (AMT), Delta Air Lines, Inc., Laguardia Airport Terminals,

5.00%, 1/1/34	$5,000	$5,947

New York State Transportation Development Corp. Special Facilities Revenue Bonds (AMT), LaGuardia Airport Terminal B Redevelopment, 5.00%, 7/1/46	5,000	5,586

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds (AMT), John F. Kennedy International Airport, 5.25%, 8/1/31	1,000	1,213

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport, 4.00%, 12/1/42	1,250	1,391

New York State Urban Development Corp. Revenue Refunding Bonds, State Personal Income Tax, 5.00%, 3/15/50	4,195	5,189

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 220 (AMT), 4.00%, 11/1/59	1,500	1,664

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 221 (AMT), 4.00%, 7/15/60	2,000	2,224

Yonkers Economic Development Corp. Educational Revenue Bonds, Charter School Educational Excellence Project, 5.00%, 10/15/49	1,155	1,289

		34,223

North Carolina – 0.4%

North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, Series A, Sharon Towers, 5.00%, 7/1/49	600	660

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

North Carolina – 0.4% continued

North Carolina Turnpike Authority Triangle Expressway System Revenue BANS, 5.00%, 1/1/49	$1,500	$1,800

		2,460

Ohio – 3.6%

Buckeye Tobacco Settlement Financing Authority Revenue Refunding Bonds, Series B-2, Senior Class 2, 5.00%, 6/1/55	4,000	4,506

Franklin County Health Care Facilities Revenue Refunding Bonds, Wesley Communities Obligated Group Project, 5.25%, 11/15/55	1,000	1,094

Marion County Health Care Facilities Revenue Refunding Bonds, United Church Homes, Inc., 5.13%, 12/1/49	1,000	1,058

Northeast Ohio Medical University General Receipts Revenue Refunding Bonds, Series A, 3.00%, 12/1/40	475	478

Ohio State Air Quality Development Authority Exempt Facilities Revenue Bonds (AMT), 5.00%, 7/1/49(3)	2,000	2,196

Ohio State Air Quality Development Authority Exempt Facilities Revenue Bonds (AMT), Pratt Paper LLC Project, 4.50%, 1/15/48	2,000	2,220

Ohio State Higher Educational Facility Revenue Refunding Bonds, Judson Obligated Group, 5.00%, 12/1/50	1,000	1,115

Port of Greater Cincinnati Development Authority Revenue Bonds, 4.25%, 12/1/50	2,190	2,172

Southern Port Exempt Facility Revenue Bonds, Series A (AMT), Pure Cycle Project, 7.00%, 12/1/42	2,000	2,270

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   53   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Ohio – 3.6% continued

Toledo-Lucas County Port Authority Facilities Revenue Refunding Bonds, CSX Transportation, Inc., Project, 6.45%, 12/15/21(10)	$4,000	$4,153

		21,262

Oklahoma – 2.1%

Norman Regional Hospital Authority Revenue Bonds, Norman Regional Hospital Authority, 4.00%, 9/1/45	5,000	5,481

Oklahoma State Development Finance Authority Revenue Refunding Bonds (AMT), Gilcrease Expressway West Project, 1.63%, 7/6/23	5,000	5,023

Oklahoma State Development Finance Authority Revenue Refunding Bonds, Oklahoma City University Project, 5.00%, 8/1/49	2,000	2,269

		12,773

Pennsylvania – 3.9%

Berks County Municipal Authority University Revenue Bonds, Alvernia University Project, 5.00%, 10/1/49	1,000	1,056

Franklin County IDA Revenue Bonds, Menno-Haven, Inc., Project, 5.00%, 12/1/54	1,000	1,051

Lancaster County Hospital Authority Revenue Refunding Bonds, Saint Anne’s Retirement Community Inc., Project, 5.00%, 3/1/40	500	545

5.00%, 3/1/50	500	536

Mercer County IDA College Revenue Refunding Bonds, Thiel College Project, 6.13%, 10/1/50	1,000	1,080

Northampton County IDA Revenue Refunding Bonds, Morningstar Senior,

5.00%, 11/1/49	1,000	1,076

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Pennsylvania – 3.9% continued

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (AMT), Carbonlite LLC Project, 5.75%, 6/1/36(3)	$935	$561

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Shippensburg University, Prerefunded, 6.25%, 10/1/21(7)	2,000	2,059

Pennsylvania State Turnpike Commission Turnpike Revenue Bonds, Series A-1, 5.00%, 12/1/46	3,000	3,538

Philadelphia Authority For Industrial Development Revenue Bonds, Alliance for Progress Charter, 5.00%, 6/15/39	920	992

5.00%, 6/15/49	1,385	1,477

Philadelphia Authority For Industrial Development University of the Arts Revenue Refunding Bonds, 5.00%, 3/15/45	3,000	3,158

Philadelphia Authority For Industrial Development University of the Arts Revenue Refunding Bonds, Independence Charter School West Project, 5.00%, 6/15/50	1,350	1,453

Philadelphia Water & Wastewater Revenue Bonds, Series A, 5.00%, 7/1/45	4,000	4,497

		23,079

Puerto Rico – 0.5%

Puerto Rico Sales Tax Financing Corp., Restructured TRB, Series A-1, 4.75%, 7/1/53	3,000	3,258

Rhode Island – 1.3%

Tobacco Settlement Financing Corp. Revenue Refunding Bonds, Series A, 5.00%, 6/1/40	7,000	7,831

South Carolina – 0.6%

Berkeley County Assessment Revenue Special Assessment Bonds, Nexton Improvement District, 4.38%, 11/1/49	1,000	1,099

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   54   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

South Carolina – 0.6% continued

South Carolina State Jobs-EDA Economic Development Revenue Bonds, Hilton Head Christian Academy,

5.00%, 1/1/55	$1,500	$1,466

South Carolina State Jobs-EDA Economic Development Revenue Bonds, Series 2019A, Bishop Gadsden Episcopal Retirement Community,

5.00%, 4/1/54	1,000	1,100

		3,665

Tennessee – 0.7%

Johnson City Health & Educational Facilities Board Revenue Refunding Bonds, Appalachian Christian Village,

5.00%, 2/15/43(5)	1,500	1,402

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Lipscomb University Project,

5.00%, 10/1/37	375	434

4.00%, 10/1/49	1,000	1,042

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Trevecca Nazarene University,

5.00%, 10/1/48	1,115	1,259

		4,137

Texas – 7.1%

Arlington Higher Education Finance Corp. Revenue Bonds, Basis Texas Charter Schools, Inc.,

4.00%, 6/15/50	1,000	1,005

Arlington Higher Education Finance Corp. Revenue Bonds, Newman International Academy,

5.00%, 8/15/51	500	526

Austin Convention Enterprises, Inc., Convention Center Revenue Refunding Bonds, First Tier,

5.00%, 1/1/34	1,000	1,098

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Texas – 7.1% continued

Board of Managers Joint Guadalupe County-City of Seguin Hospital Mortgage Revenue Refunding Bonds,

5.00%, 12/1/40	$1,500	$1,572

5.00%, 12/1/45	2,000	2,075

Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities Revenue Bonds (AMT), Gladieux Metals Recycling,

7.00%, 3/1/39	300	320

Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities Subordinate Revenue Bonds (AMT), Gladieux Metals Recycling,

8.50%, 3/1/39	2,000	1,958

Central Texas Regional Mobility Authority Revenue Bonds, Series B,

1/1/51(6)	650	734

Houston Higher Education Finance Corp. University Revenue Bonds, Houston Baptist University Project,

4.00%, 10/1/51	500	529

Love Field Airport Modernization Corp. Special Facilities Revenue Bonds, Southwest Airlines Company Project,

5.25%, 11/1/40	3,000	3,060

Mission Economic Development Corp. Senior Lien Revenue Refunding Bonds (AMT), Natgasoline,

4.63%, 10/1/31	2,000	2,125

New Hope Cultural Education Facilities Finance Corp. Retirement Facility Revenue Bonds, Morningside Ministries Project, 5.00%, 1/1/55	1,000	1,048

New Hope Cultural Education Facilities Finance Corp. Retirement Facility Revenue Bonds, Presbyterian Village North Project, 5.25%, 10/1/55	1,000	1,036

New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue Bonds, CHF-Collegiate Housing San Antonio, 5.00%, 4/1/48	3,000	3,278

See Notes to the Financial Statements.

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SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Texas – 7.1% continued

New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue Bonds, Series A, Blinn College Project,

5.00%, 7/1/57	$1,000	$1,054

San Antonio Electric & Gas Junior Lien Revenue Bonds, Prerefunded,

5.00%, 2/1/23(7)	2,500	2,716

Tarrant County Cultural Educational Facilities Finance Corp. Retirement Facilities Revenue Bonds, Series B, Buckner Retirement Services,

5.00%, 11/15/46	4,000	4,529

Texas State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds,

5.00%, 12/15/32	500	661

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds (AMT), Segment 3C Project, 5.00%, 6/30/58	1,500	1,789

Texas State Private Activity Bond Surface Transportation Corp. Revenue Refunding Bonds, LBJ Infrastructure Group, 4.00%, 6/30/40	500	569

Texas State Private Activity Bond Surface Transportation Corp. Senior Lien Revenue Bonds (AMT), Blueridge Transportation, 5.00%, 12/31/40	2,750	3,103

5.00%, 12/31/45	1,250	1,401

Texas Water Development Board State Revolving Funds Revenue Bonds, 4.00%, 8/1/37	5,000	6,078

		42,264

Utah – 0.7%

Mida Mountain Village Public Infrastructure District Special Assessment Revenue Bonds, Series A, 5.00%, 8/1/50	1,000	1,111

Utah Infrastructure Agency Tax-Exempt Telecommunications Revenue Bonds, 4.00%, 10/15/42	1,000	1,119

3.00%, 10/15/45	1,000	994

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Utah – 0.7% continued

Utah State Charter School Finance Authority Charter School Revenue Bonds, Mountain West Montessori Academy,

5.00%, 6/15/49	$825	$902

		4,126

Virginia – 1.0%

Virginia Small Business Financing Authority Private Activity Senior Revenue Bonds (AMT), Transform 66-P3 Project,

5.00%, 12/31/49	1,000	1,161

Virginia State College Building Authority Educational Facilities Revenue Bonds, Marymount University Project, Green Bonds, 5.25%, 7/1/35	270	287

5.00%, 7/1/45	2,515	2,621

Virginia State Small Business Financing Authority Senior Lien Revenue Bonds (AMT), Express Lanes LLC, 5.00%, 1/1/40	1,000	1,030

Virginia State Small Business Financing Authority Solid Waste Disposal Facilities Revenue Bonds (AMT), Covanta Project, 5.00%, 7/1/38(1) (8) (9)	1,000	1,044

		6,143

Washington – 1.1%

Washington State Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, 4.00%, 10/1/49	2,250	2,395

Washington State Housing Finance Commission Nonprofit Revenue Bonds, Series A, Spokane International Academy Project, 5.00%, 7/1/50	710	777

Washington State Housing Finance Commission Revenue Bonds, Rockwood Retirement Communities Project, 5.00%, 1/1/55	2,000	2,046

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   56   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Washington – 1.1% continued

Washington State Housing Finance Commission Revenue Bonds, Series A, Transforming Age Project,

5.00%, 1/1/55	$1,000	$1,086

		6,304

West Virginia – 0.8%

West Virginia State EDA Solid Waste Disposal Facilities Variable Revenue Bonds (AMT), Senior-Arch Resources,

5.00%, 7/1/25(1) (8) (9)	1,000	1,053

West Virginia State Hospital Finance Authority, Revenue Refunding Bonds, Cabell Huntington Hospital,

5.00%, 1/1/43	3,000	3,559

		4,612

Wisconsin – 2.4%

PFA Charter School Revenue Bonds, Freedom Classical Academy, Inc.,

5.00%, 1/1/56(3)	1,000	1,052

PFA Charter School Revenue Bonds, Series A, Eno River Project,

5.00%, 6/15/54(3)	1,375	1,517

PFA Education Revenue Bonds, North Carolina Leadership Academy,

5.00%, 6/15/49(3)	520	556

PFA Educational Facilities Revenue Bonds, Charter Day School, Inc., Project,

5.00%, 12/1/55	1,530	1,689

PFA Educational Facilities Revenue Bonds, Series A, Kipp Charlotte, Inc.,

5.00%, 10/15/50(3)	1,000	1,085

PFA Healthcare Facilities Revenue Bonds, Appalachian Regional Healthcare System Obligated,

4.00%, 7/1/51	875	972

PFA Retirement Facilities First Mortgage Revenue Bonds, Series A,

5.25%, 3/1/55(3)	1,000	1,092

PFA Retirement Facilities Revenue Refunding Bonds, Friend’s Homes,

5.00%, 9/1/54	1,500	1,657

PFA Revenue Refunding Bonds, Ultimate Medical Academy,

5.00%, 10/1/34	1,000	1,169

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.1% continued

Wisconsin – 2.4% continued

PFA Senior Revenue Bonds, Wonderful Foundations Charter School Portfolio Projects, 5.00%, 1/1/55	$1,500	$1,648

PFA Student Housing Revenue Bonds, NC A&T Real Estate Foundation, LLC Project, 5.00%, 6/1/49	1,000	1,137

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, St. Camillus Health System, 5.00%, 11/1/54	1,000	1,037

		14,611

Wyoming – 0.5%

Campbell County Solid Waste Facilities Revenue Refunding Bonds, Basin Electric Power Cooperative, 3.63%, 7/15/39	3,000	3,193

Total Municipal Bonds

(Cost $527,981)		551,806

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 7.5%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(11) (12)	45,175,436	$45,175

Total Investment Companies

(Cost $45,175)		45,175

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.5%

Calhoun County Navigation IDA Facility Revenue Notes (AMT), Max Midstream Texas, LLC Project, 7.00%, 7/27/21(1) (9)	$3,000	$3,000

Total Short-Term Investments

(Cost $3,000)		3,000

Total Investments – 100.3%

(Cost $577,130)		600,967

Liabilities less Other Assets – (0.3%)		(2,030)

NET ASSETS – 100.0%		$598,937

(1)	Variable rate security. Rate as of March 31, 2021 is disclosed.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   57   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

(2)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(3)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(4)

Restricted security that has been deemed illiquid. At March 31, 2021, the value of these restricted illiquid securities amounted to approximately $7,848,000 or 1.3% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Arizona State IDA Education Revenue Bonds, Academies of Math & Science Project, 5.63%, 7/1/48	11/8/18	$1,993

California State School Finance Authority Charter School Revenue Refunding Bonds, Aspire Public Schools, 5.00%, 8/1/46	2/4/16-3/8/17	5,181

(5)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.

(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.

(7)	Maturity date represents the prerefunded date.

(8)	Maturity date represents the puttable date.

(9)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.

(10)	Security has converted to a fixed rate as of December 15, 1999, and will continue at a fixed rate going forward.

(11)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(12)	7-day current yield as of March 31, 2021 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

AMT - Alternative Minimum Tax

BANS - Bond Anticipation Notes

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

CSCDA - California Statewide Communities Development Authority

DIP - Debtor-in-Possession

EDA - Economic Development Authority

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GNMA - Government National Mortgage Association

HFA - Housing Finance Authority

ICE - Intercontinental Exchange

IDA - Industrial Development Authority

IDB - Industrial Development Board

L.P. - Limited Partnership

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

NCCD - National Campus and Community Development Corporation

PCR - Pollution Control Revenue

PFA - Public Finance Authority

TRB - Tax Revenue Bonds

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Development	13.1%

Education	12.0

General	10.6

Higher Education	7.9

Housing	7.0

Medical	10.4

Nursing Home	7.2

Short-Term Investments	7.5

Transportation	6.1

All other sectors less than 5%	18.5

Total Investments	100.3

Liabilities less Other Assets	(0.3)

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   58   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

rates and yield curves, maturities, ratings and/or securities indices). Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Term Loans	$ —	$ 986	$—	$ 986

Municipal Bonds(1)	—	551,806	—	551,806

Investment Companies	45,175	—	—	45,175

Short-Term Investments	—	3,000	—	3,000

Total Investments	$45,175	$555,792	$—	$600,967
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   59   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 0.3%

Health Care Facilities & Services – 0.3%

Baylor Scott & White Holdings,

0.83%, 11/15/25	$3,000	$2,941

Bon Secours Mercy Health, Inc.,

3.46%, 6/1/30	500	539

Seattle Children’s Hospital,

1.21%, 10/1/27	5,000	4,831

		8,311

Waste & Environment Services & Equipment – 0.0%

Nature Conservancy (The),

1.30%, 7/1/28	1,350	1,282

Total Corporate Bonds

(Cost $9,850)		9,593

MUNICIPAL BONDS – 86.3%

Alabama – 1.3%

Alabama State Public School & College Authority Revenue Refunding Bonds, Series A, Social Bonds,

5.00%, 11/1/33	2,000	2,658

5.00%, 11/1/39	10,000	13,013

Black Belt Energy Gas District Alabama Gas Supply Revenue Bonds, Series A,

4.00%, 7/1/22(1) (2) (3)	5,000	5,206

4.00%, 7/1/46(1) (2) (3)	5,000	5,029

Black Belt Energy Gas District Gas Supply Revenue Refunding Bonds,

12/1/31(1) (4)	3,500	4,262

South East Alabama State Gas Supply District Gas Supply Revenue Bonds, Series A, Project No. 2,

4.00%, 6/1/24(1) (2) (3)	7,500	8,251

		38,419

Alaska – 0.7%

Alaska State Housing Finance Corp. Mortgage Revenue Refunding Bonds, General Mortgage Revenue Bond,

5.00%, 6/1/33	2,500	3,124

Alaska State Housing Finance Corp. Revenue Refunding Bonds, Series A,

5.00%, 6/1/30	5,000	6,109

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 86.3% continued

Alaska – 0.7% continued

Alaska State Housing Finance Corp. Revenue Refunding Bonds, State Capital Project Bond,

4.00%, 6/1/36	$5,000	$5,458

Anchorage Electric Utility Senior Lien Revenue Refunding Bonds, Series A, Prerefunded,

5.00%, 12/1/24(5)	5,000	5,830

		20,521

Arizona – 2.7%

Arizona Board of Regents State University System Revenue Bonds, Series B, Green Bonds,

5.00%, 7/1/42	1,000	1,186

Arizona State Transportation Board Excise Tax Revenue Refunding Bonds,

5.00%, 7/1/25	10,000	11,476

Arizona State Transportation Board Highway Revenue Refunding Bonds,

5.00%, 7/1/28	12,000	13,730

Arizona State University Revenue Bonds, Series A, Green Bonds,

5.00%, 7/1/41	10,995	13,768

Chandler Excise TRB,

5.00%, 7/1/27	5,000	5,513

La Paz County IDA Education Facility Lease Revenue Bonds, Harmony Public Schools Project,

4.00%, 2/15/41	425	469

4.00%, 2/15/46	335	367

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Bonds, School Improvement Project of 2011 & 2017,

5.00%, 7/1/35	1,775	2,160

Maricopa County IDA Educational Facilities Revenue Bonds, Creighton University Project,

5.00%, 7/1/47	1,500	1,842

Maricopa County IDA Revenue Bonds, Series B, Banner Health,

5.00%, 10/18/22(1) (2) (3)	500	534

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group,

4.00%, 1/1/36	180	202

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   60   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Arizona – 2.7% continued

Maricopa County Special Health Care District G.O. Unlimited Bonds,

4.00%, 7/1/38	$2,500	$2,845

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series C, School Improvement Project of 2015,

5.00%, 7/1/26	1,500	1,835

Phoenix Civic Airport Improvement Corp. Junior Lien Airport Revenue Bonds,

4.00%, 7/1/44	2,000	2,267

Phoenix Civic Improvement Corp. District Convertible Revenue CABS, Series B, Civic Plaza (NATL Insured),

5.50%, 7/1/38	2,500	3,726

Phoenix Civic Improvement Corp. Wastewater System Junior Lien Revenue Refunding Bonds,

5.00%, 7/1/30	2,000	2,423

Salt River Project Agricultural Improvement & Power District Electric Revenue Refunding Bonds, Series A,

5.00%, 12/1/23	10,000	10,318

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A,

5.00%, 12/1/35	5,000	5,836

Scottsdale Taxable G.O. Unlimited Refunding Bonds,

0.61%, 7/1/25	3,000	2,978

		83,475

California – 8.5%

Bay Area Toll Authority Toll Bridge Revenue Bonds, Prerefunded,

5.00%, 4/1/22(5)	1,145	1,201

Berkeley TRANS,

1.75%, 7/27/21	5,000	5,027

Burbank Unified School District G.O. Unlimited Convertible CABS, Series A, Prerefunded,

(Step to 5.00% on 8/1/23), 0.81%, 2/1/25(5) (6)	3,500	3,684

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

California – 8.5% continued

California HFA Municipal Certificates Revenue Bonds, Series 2, Class A,

4.00%, 3/20/33	$1,962	$2,274

California HFA Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates,

3.50%, 11/20/35	3,500	3,992

California State Department of Water Resources Central Valley Project Revenue Bonds, Series BA, Water System,

5.00%, 12/1/32	2,000	2,611

California State Department of Water Resources Central Valley Project Water System Revenue Bonds, Series AM, Prerefunded,

5.00%, 6/1/23(5)	1,000	1,105

California State Educational Facilities Authority Revenue Bonds, Series V-1, Stanford University,

5.00%, 5/1/49	5,000	7,650

California State G.O. Unlimited Bonds,

5.00%, 12/1/34	2,250	2,983

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance,

5.75%, 5/1/30	80	80

California State G.O. Unlimited Refunding Bonds,

5.00%, 11/1/29	17,360	22,932

5.00%, 11/1/30	2,500	3,355

California State G.O. Unlimited Refunding Bonds (AGM Insured),

5.25%, 8/1/32	3,000	4,170

California State G.O. Unlimited Various Purpose Refunding Bonds,

5.00%, 4/1/31	1,555	2,102

5.00%, 4/1/33	24,000	29,444

4.00%, 3/1/37	1,000	1,197

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series A, CommonSpirit Health,

4.00%, 4/1/36	2,000	2,333

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   61   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

California – 8.5% continued

California State Health Facilities Financing Authority Variable Revenue Refunding Bonds, St. Joseph Health System,

1.70%, 10/18/22(1) (2) (3)	$2,750	$2,809

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Los Angeles Museum of Art Project,

1.20%, 6/1/28(1) (2) (3)	5,000	4,929

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village, 5.00%, 5/15/36	6,130	7,317

5.00%, 5/15/37	3,440	4,096

California State Taxable G.O. Unlimited Bonds,

3.50%, 4/1/28	6,750	7,531

California State Various Purpose G.O. Unlimited Bonds,

5.00%, 10/1/22	5,000	5,361

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series C, Election,

(Step to 6.63% on 8/1/26), 2.55%, 8/1/35(6)	11,850	14,210

CSCDA Student Housing Revenue Refunding Bonds, CHF-Irvine, LLC,

5.00%, 5/15/29	1,250	1,464

CSCDA Taxable Revenue Refunding Bonds, Green Bonds,

1.46%, 2/1/28	650	635

Cupertino Union School District Crossover G.O. Unlimited Refunding Bonds, Series A, Prerefunded,

5.00%, 8/1/23(5)	435	484

Glendale Electric Works Revenue Bonds,

5.00%, 2/1/43	5,000	5,507

Long Beach Harbor Revenue Bonds, Series A,

5.00%, 5/15/37	1,000	1,274

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, Prerefunded,

5.00%, 8/1/24(5)	11,310	13,078

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

California – 8.5% continued

Los Angeles County Metropolitan Transportation Authority Proposition Sales Tax Revenue Refunding Bonds, Senior First Tier,

5.00%, 7/1/21	$2,200	$2,226

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport,

5.00%, 5/15/35	600	700

Los Angeles Department of Airports Revenue Refunding Bonds, Series B,

5.00%, 5/15/45	1,000	1,278

Los Angeles Department of Airports Subordinate Revenue Bonds, Series C (AMT),

5.00%, 5/15/35	10,000	12,105

Los Angeles Department of Water & Power System Revenue Bonds, Series D,

5.00%, 7/1/39	2,500	2,841

Los Angeles Unified School District G.O. Unlimited Bonds, Series C,

4.00%, 7/1/31	1,500	1,853

Northern Energy Authority Commodity Supply Revenue Bonds, Series A,

4.00%, 7/1/24(1) (2) (3)	7,500	8,299

Palomar Community College District G.O. Unlimited Convertible CABS, Election,

(Step to 6.38% on 8/1/30), 0.46%, 8/1/45(6)	6,250	6,820

Pasadena Community College District G.O. Unlimited Refunding Bonds,

4.00%, 8/1/27	1,000	1,206

Riverside & Bernardino Counties College District, G.O. Unlimited Bonds, Election of 2004, Series E,

0.00%, 8/1/36(7)	5,855	3,168

Riverside Sewer Revenue Refunding Bonds, Series A,

5.00%, 8/1/37	3,260	4,079

Sacramento County Airport System Revenue Refunding Bonds, Series C (AMT),

5.00%, 7/1/35	6,000	7,268

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   62   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

California – 8.5% continued

Sacramento County Sanitation Districts Financing Authority Revenue Refunding Bonds,

5.00%, 12/1/33	$4,000	$5,476

San Diego Unified School District G.O. Unlimited Bonds, Series D-2, Election of 2018,

4.00%, 7/1/50	5,000	5,830

San Francisco California City & County Airport Commission International Revenue Refunding Bonds, Series H (AMT),

5.00%, 5/1/27	5,000	6,200

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT),

5.00%, 5/1/35	3,500	4,348

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT),

5.00%, 5/1/39	2,355	2,881

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series D, Unrefunded Balance,

5.00%, 5/1/26	405	406

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds,

4.00%, 11/1/33	2,500	2,808

San Francisco Municipal Transportation Agency Revenue Bonds, Series C, Green Bond,

4.00%, 3/1/51	3,500	4,096

San Jose Airport Revenue Refunding Bonds, Series A (AMT),

3/1/32(4)	1,000	1,295

San Jose Unified School District Santa Clara County G.O. Unlimited Refunding Bonds, Prerefunded,

5.00%, 8/1/23(5)	1,685	1,874

San Mateo Union High School District G.O. Unlimited Convertible CABS, Election 2010,

(Step to 6.70% on 9/1/28), 0.03%, 9/1/41(6)	5,000	5,632

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

California – 8.5% continued

Santa Clara Valley Water District COPS, Series C,

5.00%, 6/1/24	$650	$747

University of California Taxable Revenue Bonds, Series BG,

0.88%, 5/15/25	2,500	2,501

University of California Taxable Revenue Refunding Bonds, Series BI,

1.27%, 5/15/27	2,000	1,977

		262,749

Colorado – 2.5%

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding),

5.25%, 12/1/40	4,775	5,902

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), Prerefunded,

5.25%, 12/1/26(5)	225	282

Arvada Sales & Use TRB,

5.00%, 12/1/31	3,000	3,846

Colorado Springs Utilities Revenue Bonds, Series A-4,

5.00%, 11/15/43	6,500	8,032

Colorado State COPS ,Series A,

4.00%, 12/15/36	10,000	11,743

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Adventhealth Obligated Group,

5.00%, 11/15/37	1,000	1,270

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Adventist Health System Sunbelt,

4.00%, 11/15/41	1,000	1,107

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Series A, Commonspirit Health,

5.00%, 8/1/34	1,000	1,250

5.00%, 8/1/35	3,560	4,440

4.00%, 8/1/49	2,000	2,208

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   63   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Colorado – 2.5% continued

Colorado State School of Mines Institutional Enterprise Revenue Bonds, Series B,

5.00%, 12/1/42	$1,000	$1,211

Denver City & County Airport System Subordinate Revenue Bonds, Series B,

5.25%, 11/15/28	1,500	1,687

5.25%, 11/15/29	1,740	1,953

Denver City & County Airport System Subordinate Revenue Refunding Bonds (AMT), Series A,

5.00%, 12/1/43	3,000	3,591

Denver City & County Airport System Subordinate Revenue Refunding Bonds, Series B,

5.00%, 12/1/43	5,000	6,072

Denver City & County Dedicated TRB, Series A-1,

5.00%, 8/1/48	2,750	3,234

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (NATL Insured State Aid Withholding),

5.50%, 12/1/22	5,000	5,442

Garfield County School District No. Re-2 G.O. Unlimited Refunding Bonds (State Aid Withholding),

5.00%, 12/1/23	1,000	1,125

La Plata County School District No. 9-R Durango G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 11/1/29	2,740	3,617

Longmont Open Space Sales & Use Tax Revenue Refunding Bonds (AGM Insured),

3.25%, 11/15/34	2,295	2,541

Pitkin County School District No. 1 Aspen G.O. Unlimited Bonds (State Aid Withholding),

12/1/32(4)	2,255	2,806

Regional Transportation District Private Activity Revenue Refunding Bonds, Denver Transit Partners,

4.00%, 1/15/33	900	1,073

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Colorado – 2.5% continued

University of Colorado Enterprise Revenue Bonds, Series A, Prerefunded,

5.00%, 6/1/23(5)	$1,000	$1,104

		75,536

Connecticut – 1.0%

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series C-2, Yale University,

5.00%, 2/1/23(1) (2) (3)	5,000	5,432

Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure,

5.00%, 9/1/31	1,000	1,142

Connecticut State Special Tax Obligation Revenue Bonds, Series B,

5.00%, 10/1/31	5,000	6,283

5.00%, 10/1/35	5,000	6,205

Connecticut State Special Tax Obligation Transportation Revenue Refunding Bonds, Series B,

3.00%, 12/1/22	1,725	1,757

University of Connecticut Revenue Bonds, Series A,

5.25%, 11/15/47	8,000	9,876

		30,695

Delaware – 0.1%

Delaware State Transportation Authority GARVEE Refunding Bonds,

5.00%, 9/1/31	1,500	1,964

District of Columbia – 1.2%

District of Columbia G.O. Unlimited Bonds, Series C,

5.00%, 6/1/34	2,500	2,837

District of Columbia Housing Finance Agency MFH Revenue Bonds, The Strand Residences Project,

1.45%, 8/1/22(1) (2) (3)	2,500	2,537

District of Columbia Water & Sewer Authority Public Utility Subordinate Lien Multimodal Variable Revenue Bonds, Series C,

1.75%, 10/1/24(1) (2) (3)	5,000	5,196

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   64   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

District Of Columbia – 1.2% continued

District of Columbia Water & Sewer Authority Public Utility Subordinate Lien Revenue Refunding Bonds, Series C,

5.00%, 10/1/39	$5,000	$5,715

Metropolitan Washington Airports Authority System Revenue Bonds, Series C (AMT),

5.00%, 10/1/26	2,000	2,047

Metropolitan Washington Airports Authority System Revenue Refunding Bonds (AMT),

5.00%, 10/1/26	2,500	3,049

5.00%, 10/1/30	2,630	3,219

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/28	5,510	6,006

Washington Metropolitan Area Transit Authority Gross Revenue Bonds,

5.00%, 7/1/38	3,000	3,622

5.00%, 7/1/43	2,000	2,392

		36,620

Florida – 4.4%

Broward County Airport System Revenue Bonds (AMT),

5.00%, 10/1/37	1,500	1,783

Broward County Airport System Revenue Bonds, Series A (AMT),

5.00%, 10/1/30	2,000	2,525

Broward County Airport System Revenue Bonds, Series C, Prerefunded,

5.25%, 10/1/23(5)	6,185	6,955

Broward County Airport System Revenue Bonds, Series Q-1, Prerefunded,

5.00%, 10/1/22(5)	1,295	1,389

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), Prerefunded,

5.00%, 9/1/21(5)	1,340	1,366

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), Unrefunded Balance,

5.00%, 9/1/24	330	336

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Florida – 4.4% continued

5.00%, 9/1/25	$330	$336

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), Prerefunded,

5.00%, 9/1/21(5)	1,665	1,697

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), Unrefunded Balance,

5.00%, 9/1/23	835	850

Broward County School District G.O. Unlimited Bonds,

5.00%, 7/1/35	6,180	7,728

5.00%, 7/1/41	5,000	6,547

Central Florida Expressway Authority Senior Lien Revenue Refunding Bonds, Series B,

4.00%, 7/1/35	6,500	7,374

Davie Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project,

5.00%, 4/1/48	2,000	2,301

Florida State Atlantic University Finance Corp. Capital Improvement Revenue Refunding Bonds, Series A,

5.00%, 7/1/27	2,000	2,479

Florida State Department Transportation G.O. Unlimited Refunding Bonds,

3.00%, 7/1/30	5,000	5,118

Florida State Municipal Power Agency Revenue Refunding Bonds, Series A,

5.00%, 10/1/31	1,000	1,215

Florida State Ports Financing Commission Revenue Refunding Bonds, Series B (AMT), State Transportation Trust Fund, Prerefunded,

5.38%, 10/1/22(5)	3,395	3,481

Florida State Turnpike Authority Revenue Bonds, Series C, Department of Transportation,

4.50%, 7/1/43	5,000	5,371

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport,

5.00%, 10/1/44	2,500	2,833

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   65   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Florida – 4.4% continued

Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport,

5.00%, 10/1/44	$4,000	$4,562

Hillsborough County IDA Hospital Revenue Bonds, Series A, Tampa General Hospital Project,

4.00%, 8/1/45	3,000	3,378

Jacksonville Sales Tax Revenue Refunding Bonds,

5.00%, 10/1/30	5,500	5,880

Lee County School Board Refunding COPS,

5.00%, 8/1/22	800	851

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/27	1,320	1,512

Miami-Dade County Aviation Revenue Refunding Bonds, Series B,

5.00%, 10/1/37	650	742

Miami-Dade County Aviation Taxable Revenue Refunding Bonds, Series B,

1.23%, 10/1/25	1,500	1,490

Miami-Dade County G.O. Unlimited Bonds, Public Health Trust Program,

3.38%, 7/1/36	1,510	1,653

Miami-Dade County Housing Finance Authority Multifamily Housing Variable Revenue Bonds, Platform 3750 II LLC,

0.25%, 8/1/23(1) (2) (3)	2,500	2,502

Miami-Dade County School Board COPS, Series A,

5.00%, 5/1/32	5,000	5,444

Miami-Dade County Special Obligation Subordinate Taxable Revenue Refunding Bonds, Series 2,

1.15%, 10/1/25	500	495

Miami-Dade County Transit System Sales Surtax Revenue Bonds, Series A,

4.00%, 7/1/44	1,500	1,747

Miami-Dade County Water & Sewer Revenue Refunding Bonds,

5.00%, 10/1/23	2,000	2,233

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Florida – 4.4% continued

Miami-Dade County Water & Sewer System Revenue Refunding Bonds, Series B (AGM Insured),

5.25%, 10/1/22	$2,500	$2,688

Orange County HFA Multifamily Variable Revenue Bonds, Jernigan Gardens Project (HUD Sector 8 Program),

0.35%, 10/1/22(1) (2) (3)	5,000	5,005

Orlando Utilities Commission Utility System Revenue Bonds, Series B,

1.25%, 10/1/28(1) (2) (3)	3,000	2,987

Palm Beach County School Board COPS, Series A,

5.00%, 8/1/34	4,250	5,479

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Prerefunded,

5.00%, 10/1/21(5)	80	82

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Unrefunded Balance,

5.00%, 10/1/31	4,920	5,035

Pasco County School Board COPS, Series A (BAM Insured),

5.00%, 8/1/43	5,000	6,006

Pinellas County School Board COPS, Series A, Master Lease Program,

5.00%, 7/1/32	1,500	1,989

Reedy Creek Improvement District G.O. Limited Bonds, Series A, Prerefunded,

5.25%, 6/1/23(5)	10,000	11,093

		134,537
Georgia – 2.2%

Atlanta Airport Revenue Refunding Bonds, Series B (AMT),

5.00%, 7/1/30	1,500	1,945

Downtown Savannah Authority Revenue Bonds, Chatham County Judicial Complex,

5.00%, 6/1/32	1,250	1,502

Georgia State G.O. Unlimited Bonds, Series A,

5.00%, 7/1/31	10,965	13,960

4.00%, 7/1/36	5,000	5,929

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   66   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Georgia – 2.2% continued

Georgia State G.O. Unlimited Refunding Bonds, Series F,

5.00%, 1/1/28	$5,745	$7,120

Georgia State Housing & Finance Authority Revenue Bonds, Series B,

3.25%, 12/1/49	2,500	2,611

Gwinnett County School District G.O. Unlimited Bonds,

5.00%, 2/1/40	5,000	6,316

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A,

4.00%, 9/1/23(1) (2) (3)	14,500	15,658

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Subseries C,

4.00%, 12/1/23(1) (2) (3)	9,755	10,602

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project,

5.50%, 7/1/60	2,500	2,857

		68,500

Hawaii – 1.5%

Hawaii State Airports System Revenue Bonds, Series A (AMT),

5.00%, 7/1/28	1,025	1,285

5.00%, 7/1/30	1,250	1,542

5.00%, 7/1/43	5,000	5,952

Hawaii State G.O. Unlimited Refunding Bonds, Series EP,

5.00%, 8/1/26	10,000	11,485

Hawaii State Taxable G.O. Unlimited Bonds, Series FZ,

0.67%, 8/1/25	5,000	4,962

Honolulu City & County G.O. Unlimited Bonds, Series A,

5.00%, 10/1/35	4,825	5,690

Honolulu City & County Wastewater System Revenue Refunding Bonds, Senior Series B, First Bond Resolution, 5.00%, 7/1/27	11,755	13,911

		44,827

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Illinois – 3.0%

Champaign County Community Unit School District No. 4 G.O. Unlimited Bonds, Series A,

5.00%, 1/1/32	$2,300	$2,873

Chicago Midway Airport Second Lien Revenue Refunding Bonds, Series A (AMT),

5.50%, 1/1/30	2,025	2,195

Chicago Midway Airport Second Lien Revenue Refunding Bonds, Series B,

5.25%, 1/1/34	2,500	2,693

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B,

5.00%, 1/1/29	5,000	5,790

Chicago O’Hare International Airport Senior Lien General Revenue Bonds, Series C (AMT), 5.25%, 1/1/27	500	540

Chicago O’Hare International Airport Senior Lien General Revenue Refunding Bonds, Series B (AMT), Prerefunded,

5.00%, 1/1/22(5)	5,000	5,174

Chicago O’Hare International Airport Senior Lien Revenue Refunding Bonds, Series A,

5.00%, 1/1/34	10,000	12,690

5.00%, 1/1/35	2,000	2,531

Cook County Sales Tax Revenue Refunding Bonds,

5.00%, 11/15/33	5,000	6,233

5.25%, 11/15/35	5,000	6,322

Cook Kane Lake & Mchenry Counties Community College District No. 512 G.O. Unlimited Bonds,

4.00%, 12/15/30	5,000	5,936

Illinois State Finance Authority Academic Facilities Lease Revenue Bonds, University of Illinois at Urbana-Champaign,

5.00%, 10/1/44	1,030	1,242

Illinois State Finance Authority Revenue Bonds, Series B-1, OSF Healthcare System,

5.00%, 11/15/24(1) (2) (3)	1,000	1,134

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   67   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Illinois – 3.0% continued

Illinois State Finance Authority Revenue Bonds, Township High School District, 4.00%, 12/1/32	$1,940	$2,341

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare, 4.25%, 1/1/44	5,000	5,575

Illinois State Finance Authority Revenue Refunding Bonds, Northshore University Health System, 5.00%, 8/15/21	1,000	1,017

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center, 5.00%, 11/15/38	1,955	2,224

Illinois State Finance Authority Revenue Refunding Bonds, Series A, University of Chicago, 10/1/25(4)	2,000	2,351

Illinois State Finance Authority Variable Revenue Bonds, Series B-2, 5.00%, 11/15/26(1) (2) (3)	1,250	1,494

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A, 4.00%, 2/1/33	7,000	7,852

Illinois State Toll Highway Authority Senior Revenue Bonds, Series B, 5.00%, 1/1/33	1,720	2,081

5.00%, 1/1/41	3,000	3,575

Lake County Community Consolidated School District No. 41 Lake Villa G.O. Unlimited Bonds (BAM Insured), 4.00%, 11/1/31	1,000	1,171

University of Illinois Revenues Auxiliary Facilities System Revenue Bonds, Series A, 5.00%, 4/1/33	1,885	2,101

University of Illinois Revenues Auxiliary Facilities System Revenue Refunding Bonds, Series A, 5.00%, 4/1/26	2,000	2,173

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Illinois – 3.0% continued

Will, Grundy, Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Alternative Revenue Source, 5.25%, 6/1/36	$2,500	$2,819

		92,127

Indiana – 1.2%

Center Grove Multi-Facility School Building Corp. Revenue Bonds, Series C (State Intercept Program), 5.50%, 7/10/32	1,100	1,501

Indiana Finance Authority Wastewater Utility First Lien Revenue Bonds, Series A, CWA Authority, 5.25%, 10/1/31	5,750	5,890

5.25%, 10/1/38	2,980	3,052

4.25%, 10/1/44	10,000	10,946

Indiana State Finance Authority Hospital Revenue Refunding Bonds, Series A, University Health Obligated Group, 5.00%, 12/1/40	4,000	4,554

Indiana State Health & Educational Facilities Financing Authority Ascension Senior Credit Group Revenue Refunding Bonds, 4.00%, 11/15/46	2,500	2,774

Indiana State University Revenue Bonds, Series S, Student Fee, 4.00%, 10/1/37	1,855	2,085

Logansport Renovation School Building Corp. First Mortgage Revenue Bonds (State Intercept Program), 7/15/27(4)	1,025	1,267

7/15/30(4)	1,190	1,546

Porter County Jail Building Corp. First Mortgage Revenue Refunding Bonds (AGM Insured), 5.50%, 7/10/21	205	208

5.50%, 1/10/24	1,135	1,234

Vinton-Tecumseh School Building Corp. Revenue Bonds (State Intercept Program), 5.00%, 1/15/30	1,125	1,454

5.00%, 7/15/30	1,150	1,499

		38,010

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   68   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Iowa – 0.2%

Cedar Rapids Community School District Infrastructure Sales Services Revenue Refunding Bonds, Series B,

5.00%, 7/1/22	$1,900	$2,011

College Community School District G.O. Unlimited Refunding Bonds,

3.00%, 5/1/21	2,285	2,290

Pefa Inc., Iowa Gas Project Revenue Bonds,

5.00%, 9/1/26(1) (2) (3)	2,500	3,013

		7,314

Kansas – 0.2%

Johnson County Unified School District No. 233 G.O. Unlimited Bonds, Series A,

2.00%, 9/1/25	1,000	1,063

Manhattan G.O. Unlimited Temporary Notes, Series 2021-01, 0.20%, 6/15/24	5,000	4,970

		6,033

Kentucky – 3.5%

Fayette County School District Finance Corp. Revenue Bonds, Series A (State Intercept Program), 4.00%, 5/1/38	5,000	5,533

Jefferson County School District Finance Corp. School Building Revenue Bonds, Series A (State Intercept Program), 4.00%, 6/1/31	3,935	4,528

Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series A, Commonspirit Health, 5.00%, 8/1/34	750	938

5.00%, 8/1/35	550	686

5.00%, 8/1/36	750	931

Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series C-1, Gas Supply, 4.00%, 6/1/25(1) (2) (3)	15,000	16,879

Kentucky State Public Energy Authority Gas Supply Variable Revenue Bonds, Series C, Gas Supply, 4.00%, 2/1/28(1) (2) (3)	10,000	11,721

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Kentucky – 3.5% continued

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply,

4.00%, 1/1/25(1) (2) (3)	$26,725	$29,569

Louisville & Jefferson County Metro Government Pollution Control Revenue Refunding Bonds (AMT), Gas & Electric,

11/1/27(4)	7,500	7,467

Louisville & Jefferson County Metro Government Pollution Control Revenue Refunding Bonds, Gas & Electric,

10/1/33(4)	15,000	14,878

Louisville & Jefferson County Metropolitan Sewer District & Drain System Revenue Bonds, Series A, 5.00%, 5/15/34	3,000	3,087

Louisville & Jefferson County Metropolitan Sewer District & Drain System Revenue Refunding Bonds, Series B, 5.00%, 5/15/24	500	571

Louisville & Jefferson County Metropolitan Sewer District & Drainage System Subordinated BANS, 5.00%, 10/20/21	10,000	10,269

Trimble County Pollution Control Variable Revenue Refunding Bonds (AMT), Louisville Gas and Electric Co., 1.30%, 9/1/27(1) (2) (3)	1,000	989

		108,046

Louisiana – 1.8%

East Baton Rouge Parish Capital Improvements District MovEBR Sales TRB, 4.00%, 8/1/34	2,180	2,603

East Baton Rouge Parish Sewerage Commission Variable Revenue Refunding Bonds, Series A, 1.30%, 2/1/28(1) (2) (3)	2,500	2,531

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   69   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Louisiana – 1.8% continued

Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds, Entergy Louisiana LLC Project,

4/1/36(4)	$7,500	$7,546

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic Foundation Project, 5.00%, 5/15/28	400	504

5.00%, 5/15/29	650	834

5.00%, 5/15/30	700	913

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Unrefunded Balance, 5.00%, 5/15/47	2,925	3,339

Louisiana Public Facilities Authority Revenue Refunding Bonds, Tulane University of Louisiana Project, 5.00%, 4/1/45	5,000	6,152

Louisiana State G.O. Unlimited Bonds, 4.00%, 5/1/32	2,500	2,813

Louisiana State G.O. Unlimited Bonds, Series A, Prerefunded, 4.00%, 5/15/23(5)	6,500	7,024

Louisiana State Gas & Fuels Revenue Refunding Bonds, Series A-1, 4.00%, 5/1/32	5,000	5,196

Louisiana State Gas & Fuels Tax Second Lien Revenue Refunding Bonds, Series C, 5.00%, 5/1/45	5,000	6,124

Louisiana State Highway Improvement Revenue Bonds, Series A, Prerefunded, 5.00%, 6/15/24(5)	5,390	6,187

Louisiana State Highway Improvement Revenue Taxable Refunding Bonds, Series A, 0.90%, 6/15/26	500	492

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds, Series A, Woman’s Hospital Foundation Project, 5.00%, 10/1/30	1,505	1,822

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Louisiana – 1.8% continued

Saint John The Baptist Parish Revenue Refunding Bonds, Marathon Oil Corp. Project, 2.20%, 7/1/26(1) (2) (3)	$1,000	$1,031

		55,111

Maryland – 2.3%

Anne Arundel County Consolidated General Improvements G.O. Limited Bonds, 5.00%, 10/1/31	1,455	1,905

Howard County G.O. Unlimited Refunding Bonds, Series D, 5.00%, 2/15/30	2,500	3,154

5.00%, 2/15/31	10,000	12,574

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Series 2, 5.00%, 8/1/30	10,000	12,755

Maryland State Department of Transportation Consolidated Transportation Revenue Bonds, Second Issue, 5.00%, 10/1/27	10,000	12,299

Maryland Transportation Authority Revenue Refunding Bonds, Series A, Transportation Facilities Project, 7/1/30(4)	2,750	3,663

7/1/31(4)	3,000	4,068

Saint Mary’s County G.O. Unlimited Bonds, 5.00%, 8/1/24	500	576

Washington Suburban Sanitary District Consolidated Public Improvement G.O. Unlimited Revenue Bonds, Second Series (County Gtd.), 5.00%, 6/1/37	5,000	5,982

Washington Suburban Sanitary District Revenue Refunding Bonds, Consolidated Public Improvement (County Gtd.), 4.00%, 6/1/21	14,705	14,795

		71,771

Massachusetts – 2.2%

Boston G.O. Unlimited Bonds, Series A, 5.00%, 3/1/36	1,000	1,270

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   70   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Massachusetts – 2.2% continued

Boston Water & Sewer Commission Senior Lien General Revenue Refunding Bonds, Series A,

3.50%, 11/1/33	$4,030	$4,180

Lincoln School G.O. Unlimited Bonds,

3.50%, 3/1/44	2,000	2,224

Massachusetts Development Finance Agency Revenue Bonds, Series P,

5.00%, 7/1/50	1,750	2,682

Massachusetts G.O. Limited Refunding Bonds, Series A (AMBAC Insured),

5.50%, 8/1/30	1,200	1,634

Massachusetts State Bay Transportation Authority Sales Tax Revenue Refunding CABS, Series A,

0.00%, 7/1/29(7)	3,000	2,615

Massachusetts State Consolidated Loans G.O. Limited Bonds, Series E,

5.00%, 11/1/29	1,850	2,442

5.00%, 11/1/50	3,000	3,797

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Northeastern University, Series A,

5.00%, 10/1/32	1,715	2,253

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Partners Healthcare System,

5.00%, 7/1/29	1,625	2,031

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A-2,

5.00%, 7/1/39	1,500	1,900

4.00%, 7/1/41	1,200	1,396

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Suffolk University,

5.00%, 7/1/29	500	636

Massachusetts State G.O. Limited Bonds, Consolidated Loan of 2020,

5.00%, 7/1/48	5,000	6,302

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Mass Institute Technology,

5.50%, 7/1/32	2,500	3,574

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Massachusetts – 2.2% continued

Massachusetts State School Building Authority Sales TRB, Senior Series A, Prerefunded,

5.00%, 5/15/23(5)	$2,355	$2,595

Massachusetts State School Building Authority Sales TRB, Series A, Social Bonds,

5.00%, 8/15/33	1,100	1,457

Massachusetts State School Building Authority Senior Lien Sales TRB, Series B,

5.00%, 11/15/39	5,000	6,029

Massachusetts State Special Obligation Dedicated Revenue Refunding Bonds, (NATL Insured),

5.50%, 1/1/34	2,500	3,370

Massachusetts State Special Obligation Revenue Bonds, Series A, Consolidated Loan (AGM Insured),

5.50%, 6/1/21	500	504

Massachusetts State Water Resources Authority General Revenue Bonds, Series B,

5.00%, 8/1/43	5,000	6,198

University of Massachusetts Building Authority Project Revenue Bonds, Senior-Series 1, Prerefunded,

4.00%, 11/1/22(5)	7,500	7,957

		67,046

Michigan – 1.4%

Battle Creek School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured),

5.00%, 5/1/27	1,540	1,867

Chippewa Valley Schools G.O. Unlimited Refunding Bonds, Series A, (Q-SBLF Insured),

5.00%, 5/1/27	400	480

Mason Public Schools District G.O. Unlimited Bonds (Q-SBLF Insured),

5/1/22(4)	1,100	1,155

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A,

5.00%, 10/15/29	5,000	5,555

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   71   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Michigan – 1.4% continued

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, Prerefunded,

5.00%, 10/15/21(5)	$10,000	$10,259

Michigan State Finance Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds, Prerefunded,

5.00%, 10/1/22(5)	3,970	4,259

Michigan State Finance Authority Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Prerefunded,

5.00%, 12/1/22(5)	1,000	1,080

Michigan State G.O. Unlimited Refunding Bonds, Series A, Environmental Program,

1.00%, 12/1/25	1,000	1,001

Michigan State Municipal Bond Authority Revenue Bonds, Clean Water Fund, Unrefunded Balance,

4.75%, 10/1/23	345	346

Southfield G.O. Unlimited Bonds,

2.00%, 5/1/30	1,200	1,240

University of Michigan Taxable Revenue Refunding Bonds, Series B,

1.37%, 4/1/27	1,000	1,006

Wayne County Airport Authority Revenue Bonds, Series D,

5.00%, 12/1/34	3,400	4,007

Wayne County Airport Authority Revenue Bonds, Series D (AGM Insured),

5.00%, 12/1/32	9,690	11,444

		43,699

Minnesota – 1.0%

Metropolitan Council Minneapolis-Saint Paul Area G.O. Unlimited GANS, Series C,

5.00%, 12/1/21	20,000	20,642

Minnesota State G.O. Unlimited Bonds, Series A,

5.00%, 8/1/26	1,000	1,234

5.00%, 8/1/38	1,500	1,892

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Minnesota – 1.0% continued

Minnesota State Municipal Power Agency Electric Revenue Refunding Bonds, Series A,

5.00%, 10/1/29	$1,000	$1,149

Minnesota State Various Purpose G.O. Unlimited Bonds, Prerefunded,

5.00%, 8/1/22(5)	245	261

Ramsey County G.O. Unlimited Refunding Bonds, Series A,

5.00%, 2/1/27	1,000	1,247

Saint Paul Independent School District No. 625 G.O. Unlimited Refunding Bonds, Series D (School District Credit Program),

5.00%, 2/1/22	1,770	1,841

Scott County Refunding G.O. Unlimited Bonds, Law Enforcement Center,

5.00%, 2/1/26	1,000	1,208

		29,474

Mississippi – 0.1%

Mississippi State G.O. Unlimited Bonds, Series A,

5.00%, 11/1/32	3,500	4,246

Missouri – 1.1%

Kansas City IDA Airport Special Obligation Revenue Bonds, Kansas City International Airport Terminal Modernization Project,

4.00%, 3/1/35	2,250	2,635

Kansas City Sanitation Sewer System Revenue Bonds, Subseries A,

4.00%, 1/1/42	3,000	3,503

Metropolitan Saint Louis Sewer District Wastewater System Revenue Bonds, Series B,

5.00%, 5/1/48	1,500	1,902

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series A,

5.00%, 5/1/30	5,000	6,216

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series B,

5.00%, 1/1/26	1,480	1,760

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   72   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Missouri – 1.1% continued

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution State Revolving Funds Revenue Refunding Bonds, Escrowed to Maturity,

5.00%, 7/1/23	$125	$138

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, Mercy Health,

5.00%, 6/1/30	2,500	3,152

Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A, BJC Health System,

7/1/46(4)	2,500	2,914

Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Series C,

5/1/28(1) (4)	7,000	8,865

Wentzville School District No. R-4 G.O. Unlimited Refunding CABS, Missouri Direct Deposit Program (State Aid Direct Deposit Program),

0.00%, 3/1/27(7)	2,100	1,880

		32,965

Nebraska – 0.6%

Lancaster County School District No. 1 G.O. Unlimited Refunding Bonds,

5.00%, 1/15/27	3,760	4,453

Omaha Public Power District Electric Revenue Refunding Bonds, Series A,

4.00%, 2/1/42	5,000	5,803

Omaha Public Power District Electric Revenue Bonds, Series A,

5.00%, 2/1/30	4,740	6,125

Omaha Public Power District Electric Revenue Bonds, Series B, Prerefunded,

5.00%, 2/1/22(5)	3,000	3,121

		19,502

Nevada – 1.0%

Clark County Airport System Subordinate Lien Revenue Refunding Bonds Series A-2,

4.25%, 7/1/34	2,500	2,762

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Nevada – 1.0% continued

Clark County Flood Detention Center G.O. Limited Bonds,

5.00%, 6/1/31	$1,000	$1,284

Clark County G.O. Limited Bonds (AMBAC Insured),

3.00%, 11/1/33	3,415	3,418

Clark County School District Building G.O. Limited Bonds, Series B (AGM, CR Insured),

5.00%, 6/15/31	6,000	7,588

Clark County School District G.O. Limited Bonds, Series B (AGM Insured),

5.00%, 6/15/31	1,000	1,281

Clark County School District G.O. Limited Bonds, Series D,

4.00%, 6/15/34	6,200	6,921

Clark County School District G.O. Limited Bonds, Various Purpose-Medium Term Project,

3.00%, 6/15/26	1,265	1,285

Washoe County School District G.O. Limited Bonds, Series C, School Improvement Bonds (AGM Insured),

3.25%, 10/1/42	6,500	6,992

		31,531

New Jersey – 0.7%

Monmouth County Improvement Authority Revenue Notes, Series A (County Gtd.),

2.00%, 7/12/21	750	754

New Jersey State EDA Revenue Refunding Bonds, Series II, School Facilities Construction, Prerefunded,

5.00%, 3/1/22(5)	3,290	3,436

New Jersey State EDA Revenue School Facilities Construction Revenue Bonds,

5.00%, 6/15/28	1,440	1,794

5.00%, 6/15/34	500	617

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA,

5.00%, 6/15/37	1,500	1,861

3.00%, 6/15/50	1,500	1,483

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   73   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

New Jersey – 0.7% continued

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program,

5.00%, 6/15/34	$1,000	$1,221

5.25%, 6/15/43	2,500	3,023

New Jersey State Transportation Trust Fund Authority Revenue Refunding Bonds, Series A, Transportation System,

5.00%, 12/15/27	1,500	1,857

New Jersey State Turnpike Authority Revenue Taxable Refunding Bonds, Series B,

1.48%, 1/1/28	5,000	4,863

		20,909

New Mexico – 0.1%

Albuquerque Municipal School District No. 12 G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding),

5.00%, 8/1/23	1,400	1,554

New Mexico State Finance Authority Revenue Bonds, Series C,

5.00%, 6/1/23	2,770	2,791

		4,345

New York – 15.4%

Long Island Power Authority Electric System Revenue Bonds,

1.00%, 9/1/25	3,000	3,031

Monroe County Industrial Development Corp. Revenue Refunding Bonds, Series B, University of Rochester Project,

5.00%, 7/1/26	2,500	3,056

Nassau County G.O. Limited RANS, Series B,

2.00%, 1/7/22	5,000	5,070

New York City Housing Development Corp. MFH Adjustable Revenue Bonds, Sustainable Development,

1.13%, 11/1/24(1) (2) (3)	1,000	1,006

New York City Housing Development Corp. MFH Revenue Bonds, Series B1B,

3.88%, 11/1/28	4,060	4,219

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

New York – 15.4% continued

New York City Housing Development Corp. MFH Revenue Refunding Bonds, Sustainable Neighborhood Bonds (FNMA Insured),

2.95%, 2/1/26(1) (2) (3)	$4,000	$4,323

New York City Housing Development Corp. MFH Variable Revenue Bonds, Sustainability Bonds (FHA Insured),

0.70%, 5/1/25(1) (2) (3)	5,000	5,007

New York City Housing Development Corp. Revenue Bonds, Series C, Sustainability Bonds (HUD Sector 8 Program, FNMA Insured),

2.15%, 8/1/35	3,000	2,993

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution,

3.00%, 6/15/50	9,795	10,178

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Fiscal 2014,

5.00%, 6/15/46	5,000	5,464

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Series BB,

5.00%, 6/15/49	3,865	4,811

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Second General Resolution,

3.50%, 6/15/42	1,000	1,165

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series AA-1,

5.00%, 6/15/50	3,000	3,801

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series CC-1,

4.00%, 6/15/51	5,000	5,852

5.00%, 6/15/51	3,250	4,138

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   74   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

New York – 15.4% continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series DD, 5.00%, 6/15/31	$1,500	$2,031

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series DD-2 Block 5, 5.00%, 6/15/40	5,000	6,116

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE, 5.00%, 6/15/29	3,500	4,195

5.25%, 6/15/36	2,500	3,086

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG, 5.00%, 6/15/31	4,765	5,609

5.00%, 6/15/39	8,000	9,356

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-3 (State Aid Withholding), 5.00%, 7/15/43	3,000	3,660

New York City Transitional Finance Authority Building Aid Revenue Bonds, Subseries S-1A (State Aid Withholding), 5.00%, 7/15/26	10,000	10,130

New York City Transitional Finance Authority Building Aid Revenue Refunding Bonds, Series S-3 Subseries S-3A (State Aid Withholding), 5.00%, 7/15/36	5,000	6,197

5.00%, 7/15/37	10,000	12,358

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Fiscal 2015, 5.00%, 8/1/32	2,500	2,860

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E-1, 5.00%, 2/1/31	5,000	5,195

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

New York – 15.4% continued

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Series B, 5.00%, 11/1/25	$1,000	$1,028

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 5.00%, 8/1/40	2,000	2,450

5.00%, 8/1/42	1,500	1,828

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series B, 5.00%, 2/1/22	2,000	2,007

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Unrefunded Balance, 5.00%, 2/1/30	5,000	5,195

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds, 11/1/29(4)	4,000	5,207

11/1/30(4)	2,500	3,299

11/1/31(4)	3,000	3,982

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series 2, 5.00%, 11/1/21	10,000	10,280

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series C-3, 5.00%, 5/1/41	5,000	6,077

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series E-1, 4.00%, 2/1/43	2,500	2,890

4.00%, 2/1/49	16,985	19,428

New York City Trust for Cultural Resources Variable Revenue Refunding Bonds, American Museum, (Floating, SIFMA Municipal Swap Index Yield + 0.18%), 0.25%, 8/14/21(1) (3)	5,000	5,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   75   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

New York – 15.4% continued

New York G.O. Unlimited Bonds, Series C, Fiscal 2021, 5.00%, 8/1/35	$560	$718

New York G.O. Unlimited Bonds, Series D, Subseries D1, 5.00%, 12/1/39	10,000	12,338

New York G.O. Unlimited Bonds, Series E, Unrefunded Balance, 5.00%, 11/1/25	5	5

New York G.O. Unlimited Bonds, Series E-1, 5.25%, 3/1/34	2,750	3,433

5.00%, 3/1/37	3,700	4,505

4.00%, 3/1/41	5,000	5,721

4.00%, 3/1/42	5,000	5,704

New York G.O. Unlimited Bonds, Series H, 5.00%, 8/1/30	5,000	5,530

New York G.O. Unlimited Bonds, Subseries F-1, 5.00%, 4/1/36	1,150	1,408

5.00%, 4/1/43	2,000	2,416

New York G.O. Unlimited Refunding Bonds, Series E,

5.00%, 8/1/28	1,045	1,275

New York G.O. Unlimited Refunding Bonds, Series L-5, 5.00%, 4/1/34	2,000	2,617

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Unrefunded Balance, 5.25%, 10/1/23	170	171

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, 5.00%, 7/1/36	2,500	3,129

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series C, 5.00%, 10/1/31	665	825

5.00%, 10/8/32	575	711

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

New York – 15.4% continued

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, School Districts Financing Program (AGM Insured State Aid Withholding),

5.00%, 10/1/22	$1,585	$1,691

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series C, Rockefeller,

4.00%, 7/1/49	1,000	1,143

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B, Education (AMBAC Insured),

5.50%, 3/15/30	7,040	9,506

New York State Dormitory Authority Revenues Non State Supported Debt Revenue Bonds, Series A, Columbia University, 5.00%, 10/1/50	2,500	3,837

New York State Dormitory Authority Sales Tax Revenue Refunding Bonds, Series E, Group 3, 5.00%, 3/15/38	2,000	2,478

5.00%, 3/15/42	5,000	6,136

New York State Dormitory Authority Sales TRB, Series A, Group B, 5.00%, 3/15/28	1,910	2,347

New York State Dormitory Authority Sales TRB, Series A, Group C, 5.00%, 3/15/44	3,755	4,467

New York State Dormitory Authority Sales TRB, Series A, Prerefunded, 5.00%, 3/15/23(5)	10,000	10,943

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/29	10,000	12,908

5.00%, 3/15/30	5,000	6,541

5.00%, 3/15/31	15,000	19,901

5.25%, 3/15/39	2,000	2,524

4.00%, 3/15/47	5,000	5,725

3.00%, 3/15/51	2,500	2,583

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   76   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

New York – 15.4% continued

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, Group 3,

3.00%, 3/15/42	$5,000	$5,233

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, Group 5,

4.00%, 3/15/48	2,000	2,277

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series E,

3.25%, 3/15/35	2,000	2,101

3.25%, 3/15/36	10,000	10,505

New York State Dormitory Authority State Personal Income Tax Taxable Revenue Refunding Bonds, Series F,

3.03%, 2/15/33	2,500	2,630

New York State Dormitory Authority State Personal Income TRB, Series A, Unrefunded Balance, 5.00%, 2/15/43	2,000	2,374

New York State Dormitory Authority State Personal Income TRB, Series B, Unrefunded Balance, 5.00%, 3/15/33	1,490	1,555

New York State Environmental Facilities Corp. State Clean & Drinking Water Revenue Refunding Bonds, Series A, 5.00%, 6/15/21	1,500	1,514

New York State Environmental Facilities Corp. State Clean & Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water, 5.00%, 6/15/36	5,000	5,046

New York State G.O. Unlimited Bonds, Series A, Prerefunded, 3.00%, 3/1/23(5)	2,280	2,403

New York State HFA Revenue Bonds, Series F, 1.10%, 11/1/26	1,500	1,517

New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series M-2 (SonyMa, FHA Insured), 0.75%, 11/1/25	3,000	3,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

New York – 15.4% continued

New York State Housing Finance Agency Sustainability Revenue Bonds, Series K,

1.45%, 5/1/23	$5,000	$5,044

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series E (AGM, CR Insured),

5.00%, 4/1/21	2,605	2,605

New York State Thruway Authority Revenue Bonds, Series N, Group 1,

5.00%, 1/1/39	10,000	12,608

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds (AMT), Terminal 4 John F. Kennedy International Airport, 5.00%, 12/1/30	350	440

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport, 5.00%, 12/1/31	550	694

New York State Urban Development Corp. General Purpose Personal Income TRB, 5.00%, 3/15/37	5,000	6,206

5.00%, 3/15/40	2,500	3,081

New York State Urban Development Corp. Personal Income TRB, Series A-1, 5.00%, 3/15/43	1,500	1,624

New York State Urban Development Corp. Personal Income TRB, Series E, 5.00%, 3/15/25	1,550	1,693

New York State Urban Development Corp. Revenue Refunding Bonds, Series E, Group 4, 3.00%, 3/15/47	5,195	5,370

3.00%, 3/15/50	1,000	1,031

New York State Urban Development Corp. Revenue Refunding Bonds, State Personal Income Tax, 3.00%, 3/15/48	5,000	5,172

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   77   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

New York – 15.4% continued

New York State Urban Development Corp. Taxable General Personal Income TRB, 3.90%, 3/15/33	$5,000	$5,493

New York Taxable G.O. Unlimited Refunding Bonds, Series D, Fiscal 2021, 0.98%, 8/1/25	3,000	2,996

Oneida Local Development Corp. Revenue Bonds, Hamilton College Project, 5.00%, 7/1/51	2,500	3,764

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 185 (AMT), 5.00%, 9/1/26	1,130	1,291

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 207 (AMT), 5.00%, 9/15/28	2,000	2,527

5.00%, 9/15/29	5,000	6,253

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, 5.00%, 10/15/22	1,000	1,074

5.00%, 10/15/28	2,500	2,888

5.00%, 10/15/29	2,500	2,887

4.00%, 10/15/32	1,000	1,114

Triborough Bridge & Tunnel Authority General Variable Revenue Refunding Bonds, Subseries B-4A-R, (Floating, U.S. SOFR + 0.38%), 0.39%, 2/1/24(1) (3)	1,500	1,499

Triborough Bridge & Tunnel Authority Revenue Bonds, Series D, 5.00%, 11/15/33	1,300	1,702

Troy Capital Resource Corp. Revenue Refunding Bonds, Rensselaer Polytechnic Institute Project, Forward Delivery, 5.00%, 9/1/39	1,500	1,875

Utility Debt Securitization Authority Restructuring Revenue Refunding Bonds, 5.00%, 12/15/37	2,500	2,964

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

New York – 15.4% continued

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, Series TE, 5.00%, 12/15/41	$1,000	$1,116

		471,980

North Carolina – 2.1%

Charlotte COPS, Series B, 3.00%, 6/1/22	20,330	20,371

Charlotte G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/27	3,500	3,868

Charlotte Water & Sewer System Revenue Refunding Bonds, 5.00%, 7/1/30	1,000	1,346

5.00%, 7/1/31	5,000	6,362

4.00%, 7/1/36	6,790	7,612

Charlotte-Mecklenburg Hospital Authority Health Care System Revenue Refunding Bonds, Series A, Atrium Health, 5.00%, 1/15/35	5,000	6,215

Durham Housing Authority MFH Revenue Bonds, JJ Henderson, 0.30%, 6/1/23(1) (2) (3)	3,000	3,004

Raleigh Durham Airport Authority Revenue Refunding Bonds, Series A (AMT), 5.00%, 5/1/36	1,000	1,271

University of North Carolina at Chapel Hill Variable Revenue Refunding Bonds, Series B, (Floating, ICE LIBOR USD 1M + 0.35%), 0.43%, 12/1/21(1) (3)	15,000	15,006

		65,055

Ohio – 1.5%

Hamilton County Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Project, 5.00%, 11/15/41	4,750	6,806

5.00%, 11/15/49	7,000	10,518

Northeast Ohio Medical University General Receipts Revenue Refunding Bonds, Series A, 5.00%, 12/1/29	100	124

4.00%, 12/1/35	300	341

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   78   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Ohio – 1.5% continued

Ohio State Higher Education G.O. Unlimited Bonds, Series A,

5.00%, 5/1/30	$5,040	$6,713

Ohio State Higher Education G.O. Unlimited Infrastructure Improvement Bonds, Series A,

4.00%, 2/1/32	2,500	2,600

Ohio State Higher Educational Facility Revenue Bonds, Denison University Project,

5.00%, 11/1/39	1,365	1,693

Ohio State Infrastructure Improvement G.O. Unlimited Refunding Bonds, Series C,

4.00%, 8/1/21	5,000	5,063

Ohio State Turnpike Commission Revenue Bonds, Series A,

5.00%, 2/15/46	1,500	1,916

Ohio State Turnpike Commission Revenue Refunding Bonds, Series A,

5.00%, 2/15/28	2,000	2,472

Ohio State University Revenue Bonds, Series A,

5.00%, 12/1/39	5,000	5,740

Ohio State Water Quality Development Authority Revenue Bonds, Series A,

5.00%, 6/1/30	1,570	2,103

		46,089

Oklahoma – 0.1%

Norman Regional Hospital Authority Revenue Bonds, Norman Regional Hospital Authority,

4.00%, 9/1/45	2,000	2,192

Oregon – 0.5%

Clackamas Community College District G.O. Unlimited Bonds, Series B,

5.00%, 6/15/36	1,600	1,945

Lake Oswego G.O. Limited Refunding Bonds,

5.00%, 6/1/33	2,130	2,820

Medford Hospital Facilities Authority Revenue Refunding Bonds, Series A, Asante Project (AGM Insured),

2.50%, 8/15/35	2,500	2,557

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Oregon – 0.5% continued

Metropolitan Dedicated TRB, Oregon Convention Center Hotel,

5.00%, 6/15/42	$2,065	$2,488

Oregon State Department of Administrative Services Lottery Revenue Refunding Bonds, Series D (Moral Obligation Insured),

5.00%, 4/1/27	1,315	1,543

Oregon State G.O. Unlimited Bonds, Article XI-M and XI-N Seismic Grant Program,

5.00%, 6/1/31	3,220	4,400

Oregon State Taxable G.O. Unlimited Bonds, Series D, Article XI-Q State Project,

0.50%, 5/1/22	685	688

		16,441

Pennsylvania – 2.5%

Commonwealth Financing Authority Taxable Revenue Bonds, Series A,

3.81%, 6/1/41	2,000	2,123

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds,

5.00%, 6/1/25	1,000	1,173

5.00%, 6/1/26	1,500	1,811

5.00%, 6/1/27	3,000	3,711

5.00%, 6/1/31	2,000	2,470

Lower Merion School District G.O. Limited Bonds (State Aid Withholding),

4.00%, 11/15/30	4,120	5,018

Montgomery County G.O. Unlimited Refunding Bonds,

5.00%, 3/1/22	915	955

Neshaminy School District G.O. Limited Bonds, Series B (State Aid Withholding), Prerefunded,

5.00%, 11/1/23(5)	5,000	5,618

Pennsylvania State G.O. Unlimited Bonds, Series 1,

4.00%, 6/1/29	5,000	5,211

4.00%, 6/1/30	5,555	5,789

4.00%, 3/15/35	7,500	8,309

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   79   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Pennsylvania – 2.5% continued

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, University of Pennsylvania Health System,

5.00%, 8/15/29	$4,500	$5,892

5.00%, 8/15/37	5,000	6,060

Pennsylvania State Turnpike Commission Revenue Bonds, Series A,

5.00%, 12/1/38	5,000	5,739

Pennsylvania State Turnpike Commission Revenue Bonds, Series A-2,

5.00%, 12/1/37	11,635	14,547

Pittsburgh Water & Sewer Authority Revenue Refunding Bonds, Series C (AGM Insured),

(Floating, SIFMA Municipal Swap Index Yield + 0.65%), 0.72%, 12/1/23(1) (3)	3,500	3,508

		77,934

Rhode Island – 0.3%

Rhode Island Health & Educational Building Corp. Public Schools Revenue Bond Financing Program Revenue Bonds, Series B, Town of Lincoln Issue,

5.00%, 5/15/33	3,245	4,249

Rhode Island Housing & Mortgage Finance Corp. Variable Revenue Bonds, Sustainability Bonds (HUD Sector 8 Program),

0.45%, 10/1/23(1) (2) (3)	1,000	1,000

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series B, Consolidated Capital Development Loan,

5.00%, 10/15/27	2,630	2,818

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series A, Consolidated Capital Development Loan,

5.00%, 8/1/21	1,000	1,016

		9,083

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

South Carolina – 2.5%

Beaufort-Jasper Water & Sewer Authority South Carolina Waterworks & Sewer System Revenue Bonds, Series A,

5.00%, 3/1/30	$1,000	$1,295

Charleston County Capital Improvement Transportation Sales Tax G.O. Unlimited Bonds (State Aid Withholding), Prerefunded,

5.00%, 11/1/21(5)	2,500	2,570

Charleston County School District G.O. Unlimited BANS, Phase IV Sales Tax Project (SCSDE Insured),

5.00%, 5/12/21	10,000	10,055

Florence County G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 6/1/23	10,000	11,033

Patriots Energy Group Financing Agency South Carolina Gas Supply Revenue Bonds, Series A,

4.00%, 2/1/24(1) (2) (3)	10,000	10,916

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004 (BHAC, CR MBIA Insured),

5.38%, 1/1/25	4,815	5,649

SCAGO Educational Facilities Corp. Cherokee School District No. 1 Revenue Refunding Bonds,

5.00%, 12/1/25	500	585

South Carolina State G.O. Unlimited Bonds, Citadel Military College of South Carolina,

5.00%, 4/1/25	1,150	1,358

South Carolina State G.O. Unlimited Refunding Bonds, Series A, Economic Development,

5.00%, 4/1/24	5,000	5,702

South Carolina State Public Service Authority Revenue Refunding Bonds, Series A,

4.00%, 12/1/37	1,000	1,178

South Carolina State Transportation Infrastructure Bank Revenue Refunding Bonds, Series A, Prerefunded,

5.00%, 10/1/21(5)	1,270	1,301

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   80   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

South Carolina – 2.5% continued

South Carolina State Transportation Infrastructure Bank Variable Revenue Refunding Bonds, Series 2003B,

(Floating, ICE LIBOR USD 1M + 0.45%), 0.53%, 10/1/22(1) (3)	$24,765	$24,780

		76,422

Tennessee – 0.9%

Chattanooga Health Educational & Housing Facility Board Revenue Refunding Bonds, Series A, Commonspirit Health,

4.00%, 8/1/36	1,000	1,147

4.00%, 8/1/38	1,000	1,139

Knox County G.O. Unlimited Bonds,

4.00%, 6/1/28	1,000	1,137

Memphis Sanitary Sewerage System Revenue Refunding Bonds, Series B,

5.00%, 10/1/31	1,000	1,333

Metropolitan Government Nashville & Davidson County G.O. Unlimited & Improvement Bonds,

5.00%, 7/1/29	5,000	6,389

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Lipscomb University Project,

5.00%, 10/1/38	1,000	1,153

Tennergy Corp. Gas Revenue Bonds, Series A,

5.00%, 10/1/24(1) (2) (3)	10,000	11,464

Tennessee State Energy Acquisition Corp. Gas Revenue Bonds,

4.00%, 11/1/25(1) (2) (3)	2,500	2,837

		26,599

Texas – 7.5%

Brownsville Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.),

5.00%, 2/15/22	100	104

Central Regional Mobility Authority Revenue Refunding Bonds,

5.00%, 1/1/46	500	568

Central Regional Mobility Authority Senior Lien Revenue Bonds,

5.00%, 1/1/43	1,930	2,287

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Texas – 7.5% continued

Central Texas Regional Mobility Authority Revenue Bonds, Series B,

1/1/38(4)	$800	$1,017

1/1/39(4)	900	1,140

Conroe Independent Tax School District G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.),

5.00%, 2/15/30	1,500	1,990

Dallas Area Rapid Transit Senior Lien Sales Tax Revenue Refunding Bonds,

5.00%, 12/1/32	10,000	13,011

Dallas Waterworks & Sewer System Revenue Refunding Bonds, Series C,

5.00%, 10/1/34	2,000	2,636

Dallas-Fort Worth International Airport Revenue Refunding Bonds, Series A,

5.00%, 11/1/33	2,000	2,604

Forney Independent School District G.O. Refunding Unlimited Bonds (PSF, Gtd.),

5.00%, 8/15/30	1,140	1,347

Fort Bend Independent School District Variable G.O. Unlimited Bonds, Series A (PSF, Gtd.),

1.95%, 8/1/22(1) (2) (3)	2,110	2,160

Fort Bend Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.),

0.88%, 8/1/25(1) (2) (3)	1,500	1,502

Frisco Improvement G.O. Limited Refunding Bonds,

5.00%, 2/15/28	5,755	6,963

Harlandale Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

0.75%, 8/15/25(1) (2) (3)	5,000	5,002

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Series A, Texas Medical Center,

0.90%, 5/15/25(1) (2) (3)	2,500	2,501

Harris County Cultural Educational Facilities Finance Corp. Revenue Bonds, Series A, Memorial Hermann Health System, Prerefunded,

5.00%, 12/1/24(5)	3,500	4,088

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   81   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Texas – 7.5% continued

Harris County Department of Education Public Facilities Corp. Lease Revenue Bonds,

4.00%, 2/15/33	$1,080	$1,279

Harris County Toll Road First Lien Revenue Refunding Bonds,

5.00%, 8/15/25	1,150	1,370

Joshua Independent School District School Building G.O. Unlimited Bonds (PSF, Gtd.), Prerefunded,

5.00%, 8/15/24(5)	2,000	2,310

Katy Independent School District Variable G.O. Unlimited Refunding Bonds, Series 2015C (PSF, Gtd.), (Floating, ICE LIBOR USD 1M + 0.28%),

0.35%, 8/16/21(1) (3)	1,900	1,900

Little Elm Independent School District Variable G.O. Unlimited Bonds, School Building (PSF, Gtd.),

0.68%, 8/15/25(1) (2) (3)	1,750	1,744

Lower Colorado River Authority Junior Lien Revenue Bonds, Seventh Supplemental Series (AGM Insured), Escrowed to Maturity,

4.75%, 1/1/28	3,815	4,373

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services,

5.00%, 5/15/34	1,750	2,248

Lubbock Certificates of Obligation G.O. Limited Bonds,

5.00%, 2/15/28	1,000	1,271

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier,

5.00%, 1/1/35	3,000	4,057

5.00%, 1/1/38	3,000	3,654

5.00%, 1/1/39	5,000	6,076

Northside Texas Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.),

5.00%, 2/15/30	1,640	2,070

Pasadena Independent School District Variable G.O. Unlimited Bonds, Series B, School Building (PSF, Gtd.),

1.50%, 8/15/24(1) (2) (3)	1,500	1,548

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Texas – 7.5% continued

Pflugerville Independent School District Tax School Building G.O. Unlimited Bonds, Series 2014 (PSF, Gtd.),

4.00%, 2/15/33	$6,620	$7,239

Rockwall Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

5.00%, 2/15/29	1,200	1,563

San Antonio Electric & Gas Junior Lien Variable Revenue Bonds,

1.75%, 12/1/25(1) (2) (3)	1,000	1,032

San Antonio Taxable G.O. Limited Refunding Bonds,

1.64%, 2/1/30	5,000	4,901

Tatum Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

4.00%, 2/15/24	1,185	1,307

Texas State A&M University Financing System Revenue Bonds, Series D, Prerefunded,

5.00%, 5/15/23(5)	5,000	5,503

Texas State A&M University Revenue Refunding Bonds, Series C,

4.00%, 5/15/31	1,655	1,890

Texas State G.O. Unlimited Refunding Bonds, Series A, Transportation Commission,

5.00%, 10/1/23	70	78

Texas State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds,

5.00%, 12/15/30	2,750	3,543

5.00%, 12/15/31	2,200	2,876

Texas State Private Activity Bond Surface Transportation Corp. Revenue Refunding Bonds, LBJ Infrastructure Group,

4.00%, 12/31/31	3,000	3,532

Texas State TRANS,

4.00%, 8/26/21	92,500	93,956

Texas State Transportation Commission Central Turnpike System Taxable Revenue Refunding Bonds, Series B,

1.98%, 8/15/22(1) (2) (3)	750	756

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   82   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Texas – 7.5% continued

Texas State Transportation Commission Mobility Fund G.O. Unlimited Refunding Bonds, Prerefunded,

4.00%, 4/1/24(5)	$5,000	$5,553

5.00%, 4/1/24(5)	1,500	1,711

Texas State Water Development Board TRB, Series B,

2.28%, 10/15/27	315	328

2.33%, 10/15/28	295	307

Texas State Water Finance Assistance G.O. Unlimited Refunding Bonds,

5.00%, 8/1/21	4,000	4,063

Texas State Water Financial Assistance G.O. Unlimited Bonds, Unrefunded Balance,

5.00%, 8/1/21	3,000	3,047

University of Texas Revenue Refunding Bonds, Series I,

5.00%, 8/15/22	750	800

Wichita Falls Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

2/1/29(4)	850	1,041

2/1/31(4)	1,195	1,468

Wylie Independent School District G.O. Unlimited Bonds, Series B, Collin County (PSF, Gtd.),

2.25%, 8/15/41(2) (3)	1,750	1,775

		231,089

Utah – 0.7%

Salt Lake City Airport Revenue Bonds, Series A (AMT),

5.00%, 7/1/26	1,500	1,809

5.00%, 7/1/28	2,500	3,145

University of Utah Revenue Bonds, Series A,

5.00%, 8/1/44	1,605	1,966

Utah State Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Prerefunded,

5.00%, 6/15/25(5)	2,000	2,377

Utah State Transit Authority Sales Tax Revenue Refunding Bonds, Series C (AGM Insured),

5.25%, 6/15/32	10,000	13,631

		22,928

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Vermont – 0.1%

Vermont G.O. Unlimited Bonds, Series B,

5.00%, 8/15/22	$1,425	$1,519

Virginia – 2.3%

Chesterfield County G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.00%, 1/1/28	1,130	1,446

Fairfax County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.00%, 10/1/31	5,280	6,882

Hampton Roads Sanitation District Wastewater Revenue Refunding Bonds, Series A, Prerefunded,

5.00%, 7/1/24(5)	3,465	3,983

Henrico County G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 8/1/31	3,550	4,637

Henrico County G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.00%, 8/1/29	1,680	2,222

Henrico County Water & Sewer System Revenue Bonds,

4.00%, 5/1/46	10,000	11,474

Loudoun County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.00%, 12/1/22	1,360	1,403

Norfolk G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), Prerefunded,

5.00%, 10/1/22(5)	1,500	1,609

Roanoke EDA Hospital Revenue Refunding Bonds, Series A, Carilion Clinic Obligated Group,

5.00%, 7/1/47	2,000	2,953

Roanoke EDA Hospital Variable Revenue Refunding Bonds, Carilion Clinic Obligated Group,

5.00%, 7/1/30(1) (2) (3)	4,425	5,751

Upper Occoquan Sewage Authority Regional Revenue Refunding Bonds, Prerefunded,

5.00%, 7/1/25(5)	5,000	5,950

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   83   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Virginia – 2.3% continued

Virginia Public Building Authority Public Facilities Taxable Revenue Refunding Bonds, Series B,

0.99%, 8/1/26	$635	$626

Virginia State College Building Authority Educational Facilities Revenue Bonds, 21st Century College & Equipment, Prerefunded,

4.38%, 2/1/23(5)	2,015	2,170

4.50%, 2/1/23(5)	5,500	5,936

Virginia State Public School Authority Special Obligation Prince William County Revenue Bonds (State Aid Withholding),

5.00%, 3/1/30	5,365	6,834

Virginia State Resources Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds,

5.50%, 10/1/22	1,000	1,080

Virginia State Small Business Financing Authority Revenue Bonds (AMT), 95 Express Lanes LLC Project,

5.00%, 1/1/44	1,000	1,030

Virginia State Small Business Financing Authority Revenue Refunding Bonds, National Senior Campuses,

4.00%, 1/1/45	2,000	2,185

3.38%, 1/1/51	1,000	1,012

		69,183

Washington – 2.0%

Central Puget Sound Regional Transit Authority Revenue Bonds, Green Bonds, Series S-1,

5.00%, 11/1/46	2,500	3,724

King County School District No. 401 Highline G.O. Unlimited Bonds (School Board Guaranty Program),

5.00%, 12/1/30	10,000	12,253

Port of Seattle Revenue Refunding Bonds, Series A,

5.00%, 8/1/30	3,000	3,185

Seattle Solid Waste Revenue Refunding & Improvement Bonds,

4.00%, 6/1/31	1,865	2,104

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Washington – 2.0% continued

Spokane County School District No. 81 Spokane G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

12/1/29(4)	$5,000	$6,174

University of Washington Taxable Revenue Refunding Bonds, Series B,

0.97%, 4/1/27	4,800	4,654

Washington State G.O. Unlimited Bonds, Series C,

5.00%, 2/1/32	10,000	12,555

Washington State G.O. Unlimited Refunding Bonds, Series R-2013A,

4.00%, 7/1/28	5,000	5,206

Washington State G.O. Unlimited Refunding Bonds, Series R-2018C,

5.00%, 8/1/33	4,000	4,962

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E,

5.00%, 2/1/38	3,000	3,349

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Bonds, Series 201,

5.00%, 7/1/24	2,925	2,959

Washington State Various Purpose G.O. Unlimited Bonds, Series D,

2.75%, 2/1/27	1,160	1,180

		62,305

West Virginia – 0.1%

West Virginia State University Revenue Bonds, Series A, West Virginia University Projects, Prerefunded,

5.00%, 10/1/22(5)	1,745	1,872

Wisconsin – 1.3%

PFA Healthcare Facilities Revenue Bonds, Appalachian Regional Healthcare System Obligated,

5.00%, 7/1/40	325	401

5.00%, 7/1/41	375	461

PFA Hospital Revenue Refunding Bonds, Renown Regional Medical Center Project,

4.00%, 6/1/35	1,850	2,177

3.00%, 6/1/45	2,500	2,573

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   84   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.3% continued

Wisconsin – 1.3% continued

Wisconsin State G.O. Unlimited Bonds, Series A,

5.00%, 5/1/40	$5,000	$5,958

Wisconsin State G.O. Unlimited Bonds, Series B,

3.00%, 5/1/26	2,485	2,490

4.00%, 5/1/30	3,250	3,834

Wisconsin State G.O. Unlimited Refunding Bonds, Series 2021-2,

5.00%, 5/1/29	1,500	1,967

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Ascension Health Credit Group,

4.00%, 11/15/36	3,000	3,352

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Marquette University,

5.00%, 10/1/28	670	807

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Milwaukee Regional Medical Center,

5.00%, 4/1/36	3,875	4,780

4.00%, 4/1/39	5,000	5,642

Wisconsin State Housing & EDA Home Ownership Revenue Refunding Bonds, Series A,

3.00%, 3/1/39	950	994

Wisconsin State Housing & EDA Revenue Bonds, Series A,

1.60%, 11/1/22(1) (2) (3)	4,000	4,030

Wisconsin State Taxable G.O. Unlimited Refunding Bonds, Series 3,

0.80%, 5/1/26	2,000	1,976

		41,442

Wyoming – 0.0%

Laramie County Hospital Revenue Refunding Bonds, Cheyenne Regional Medical Center,

4.00%, 5/1/36	200	238

4.00%, 5/1/38	425	500

		738

Total Municipal Bonds

(Cost $2,553,867)		2,652,843

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 8.1%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.00%(8) (9)	246,853,284	$246,853

Total Investment Companies

(Cost $246,853)		246,853

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 7.2%

Anchorage G.O. Unlimited TANS,

1.50%, 12/15/21	$5,000	$5,048

Broward County School District Revenue TANS,

2.00%, 6/30/21	6,000	6,028

Burke County Development Authority Variable PCR Refunding Bonds, Georgia Transmission Corp.,

2.50%, 5/3/21(1) (2) (3)	2,500	2,504

California State Educational Facilities Authority Adjustable Revenue Bonds, California Institute of Technology,

0.07%, 4/12/21(1) (3) (10)	1,600	1,600

California State Educational Facilities Authority Variable Revenue Bonds, Series B, California Institute of Technology,

0.07%, 4/12/21(1) (3) (10)	650	650

California State Infrastructure & Economic Development Bank Revenue Bonds (AMT), Brightline West Passenger,

0.45%, 7/1/21(1) (2) (3) (11)	6,250	6,251

Carroll County Environmental Facilities Revenue Refunding Bonds (AMT), Kentucky Utilities Co.,

1.20%, 6/1/21(1) (2) (3)	10,000	10,014

Colorado State General Fund TRANS,

4.00%, 6/25/21	10,000	10,091

Cook County Community Consolidated School District No. 34 TRB,

5.00%, 12/1/21	1,700	1,754

Director of the State of Nevada Department of Business & Industry Revenue Bonds (AMT), Brightline West Passenger,

0.50%, 7/1/21(1) (2) (3)	1,500	1,500

Franklin County Variable Revenue Bonds, Che Trinity Health Credit Group,

0.10%, 5/3/21(1) (2) (3)	6,000	6,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   85   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 7.2% continued

Goose Creek Consolidated Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.),

0.27%, 10/1/21(1) (2) (3)	$3,600	$3,602

Greenville County School District G.O. Unlimited Bonds, Series C (SCSDE Insured),

3.00%, 6/1/21	5,000	5,024

Jersey City G.O. Unlimited BANS, Series A,

1.50%, 1/12/22	5,000	5,052

Los Angeles County Schools Pooled Financing Program COPS, Series B-1,

2.00%, 12/30/21	12,490	12,663

Los Angeles County TRANS, Series A,

4.00%, 6/30/21	5,000	5,048

Los Angeles TRANS,

4.00%, 6/24/21	10,000	10,090

Montgomery County Variable G.O. Unlimited Bonds, Series E,

0.03%, 4/5/21(1) (3) (10)	12,595	12,595

Nassau County G.O. Limited RANS, Series A,

2.00%, 12/10/21	10,000	10,125

Nassau County G.O. Limited TANS, Series A,

2.00%, 9/15/21	30,000	30,255

Nassau County G.O. Limited TANS, Series B,

2.00%, 12/10/21	10,000	10,127

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Subseries A-2,

0.04%, 4/5/21(1) (3) (10)	15,320	15,320

Ohio State University Variable Revenue Bonds, Series B-1,

0.06%, 4/12/21(1) (3) (10)	1,925	1,925

Ohio State Water Development Authority Water Pollution Control Variable Revenue Bonds, Series A,

0.05%, 4/12/21(1) (3) (10)	2,140	2,140

San Antonio Electric & Gas Variable Revenue Refunding Bonds, Series B,

2.00%, 12/1/21(1) (2) (3)	1,500	1,504

San Diego Unified School District G.O. Unlimited Bonds, Series K-2,

4.00%, 7/1/21	5,000	5,047

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 7.2% continued

Westchester County G.O. Limited TANS, Series A,

1.00%, 5/26/21	$15,000	$15,020

Westchester County G.O. Limited TANS, Series B,

2.00%, 10/18/21	25,000	25,252

Total Short-Term Investments

(Cost $222,213)		222,229

Total Investments – 101.9%

(Cost $3,032,783)		3,131,518

Liabilities less Other Assets – (1.9%)		(58,152)

NET ASSETS – 100.0%		$3,073,366

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable rate security. Rate as of March 31, 2021 is disclosed.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.
(5)	Maturity date represents the prerefunded date.
(6)	Step coupon bond. Rate as of March 31, 2021 is disclosed.
(7)	Zero coupon bond.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2021 is disclosed.
(10)

Rate is determined by a remarketing agent and, in the agent’s judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

(11)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

BHAC - Berkshire Hathaway Assurance Corporation

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   86   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

CABS - Capital Appreciation Bonds

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

CR - Custody Receipt

CSCDA - California Statewide Communities Development Authority

CWA - Clean Water Act

EBR - East Baton Rouge

EDA - Economic Development Authority

FHA - Federal Housing Administration

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GANS - Grant Anticipation Notes

GARVEE - Grant Anticipation Revenue Vehicle

Gtd. - Guaranteed

HFA - Housing Finance Authority

HUD - Housing and Urban Development

ICE - Intercontinental Exchange

IDA - Industrial Development Authority

LCRA - Lower Colorado River Authority

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

MBIA - Municipal Bonds Insurance Association

MFH - Multi-Family Housing

NATL - National Public Finance Guarantee Corporation

PCR - Pollution Control Revenue

PFA - Public Finance Authority

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

RANS - Revenue Anticipation Notes

SCSDE - South Carolina State Department of Education

SIFMA - Securities Industry and Financial Markets Association

SOFR - Secured Overnight Financing Rate

TANS - Tax Anticipation Notes

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Airport	5.1%

General	23.9

General Obligation	20.2

School District	7.2

Short-Term Investments	8.1

Transportation	6.9

Water	8.8

All other sectors less than 5%	21.7

Total Investments	101.9

Liabilities less Other Assets	(1.9)

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Corporate Bonds(1)	$—	$9,593	$—	$9,593
Municipal Bonds(1)	—	2,652,843	—	2,652,843
Investment Companies	246,853	—	—	246,853
Short-Term Investments	—	222,229	—	222,229
Total Investments	$246,853	$2,884,665	$—	$3,131,518

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   87   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 85.4%

Alabama – 0.3%

Black Belt Energy Gas District Gas Supply Revenue Refunding Bonds,

6/1/24(1)	$400	$443

6/1/25(1)	470	533

Lower Gas District Gas Project Revenue Bonds,

4.00%, 12/1/25(2) (3) (4)	1,500	1,709

		2,685

Arizona – 0.6%

Arizona State IDA Revenue Bonds, Lincoln South Beltway Project,

5.00%, 8/1/23	1,250	1,380

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area,

5.00%, 7/1/22	500	530

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series E, School Improvement Project of 2012,

5.00%, 7/1/21	2,370	2,398

Maricopa County Unified School District No. 97 Deer Valley G.O. Unlimited Bonds, Series A,

5.00%, 7/1/21	1,250	1,264

		5,572

Arkansas – 0.1%

Bryant School District No. 25 Refunding G.O. Limited Bonds (State Aid Withholding),

1.00%, 2/1/25	1,195	1,210

California – 4.8%

California State Department of Water Resources Central Valley Project Water System Revenue Bonds, Series AS, Escrowed to Maturity,

5.00%, 12/1/21	90	93

California State Educational Facilities Authority Revenue Refunding Bonds, Series A, Chapman University,

5.00%, 4/1/28	1,000	1,277

California State G.O. Unlimited Refunding Bonds,

5.00%, 8/1/25	6,155	7,359

5.00%, 8/1/26	2,825	3,479

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

California – 4.8% continued

5.00%, 12/1/27	$2,750	$3,494

5.00%, 11/1/28	5,300	6,867

California State G.O. Unlimited Refunding Bonds, Bid Group B,

5.00%, 11/1/27	5	6

California State G.O. Unlimited Various Purpose Refunding Bonds,

5.00%, 4/1/33	5,000	5,668

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, Prerefunded,

5.00%, 11/15/25(5)	2,500	3,012

California State Infrastructure & Economic Development First Lien Revenue Bonds, Bay Area Toll Bridges (FGIC Insured), Escrowed to Maturity,

5.00%, 7/1/25	1,315	1,566

California State Municipal Finance Authority Insured Revenue Bonds, NCROC-Paradise Valley TEMPS 50 (California Mortgage Insured),

2.00%, 7/1/24	1,200	1,201

Hermosa Beach City School District G.O. Unlimited Bonds, Series C,

3.00%, 8/1/28	510	584

Long Beach Harbor Revenue Notes, Series C,

4.00%, 7/15/21	1,000	1,011

San Diego County Regional Transportation Commission Sales Tax Subordinate Revenue Refunding Bonds, Series B,

5.00%, 4/1/29	1,435	1,880

San Francisco Municipal Transportation Agency Taxable Revenue Refunding Bonds, Series A,

1.10%, 3/1/27	1,600	1,565

San Jose Unified School District Santa Clara County Taxable G.O. Unlimited Refunding Bonds,

0.80%, 8/1/26	1,000	980

Southern California Public Power Authority Revenue Refunding Bonds, Green Bond, Milford Wind Corridor Phase II Project,

7/1/26(1)	1,500	1,843

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   88   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

California – 4.8% continued

University of California Revenue Refunding Bonds, Series BH,

5.00%, 5/15/25	$1,835	$2,180

		44,065

Colorado – 0.9%

Adams & Arapahoe Counties Joint School District No. 28J Aurora G.O. Unlimited Refunding Bonds (State Aid Withholding),

5.00%, 12/1/24	1,000	1,079

Boulder Larimer & Weld Counties St. Vrain Valley School District No. RE-1 G.O. Unlimited Refunding Bonds (State Aid Withholding),

4.00%, 12/15/24	2,025	2,076

Colorado State Health Facilities Authority Hospital Revenue Bonds, Adventist Health System/Sunbel,

5.00%, 11/20/25(2) (3) (4)	3,000	3,594

Colorado State Health Facilities Authority Hospital Variable Revenue Refunding Bonds, Adventhealth Obligation,

5.00%, 11/19/26(2) (3) (4)	1,000	1,237

Weld County School District No. 6 Greeley G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 12/1/21	575	593

		8,579

Connecticut – 2.0%

Connecticut State G.O. Unlimited Bonds, Series 2021 A,

3.00%, 1/15/26	5,000	5,541

4.00%, 1/15/26	2,250	2,599

Connecticut State G.O. Unlimited Bonds, Series C,

4.00%, 6/1/27	1,000	1,184

Connecticut State G.O. Unlimited Refunding Bonds, Series F,

5.00%, 9/15/23	2,000	2,231

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series C-2, Yale University,

5.00%, 2/1/23(2) (3) (4)	5,000	5,432

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Connecticut – 2.0% continued

Connecticut State Special Tax Obligation Revenue Bonds,

5.00%, 5/1/26	$1,200	$1,455

		18,442

Florida – 3.5%

Broward County Airport System Revenue Refunding Bonds, Series B (AMT),

5.00%, 10/1/27	3,500	4,335

Cape Coral Water & Sewer Revenue Refunding Bonds (AGM Insured), Prerefunded,

5.00%, 10/1/21(5)	2,055	2,104

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/23	475	525

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series C,

5.00%, 6/1/27	3,115	3,923

Florida State Board of Education Public Education Capital Outlay 2011 G.O. Unlimited Refunding Bonds, Series C,

5.00%, 6/1/26	2,005	2,020

Florida State G.O. Unlimited Refunding Bonds, Series B, Department Transportation Right of Way,

4.00%, 7/1/29	5,005	5,052

Florida State Right-of-Way Acquisition & Bridge Construction G.O. Unlimited Refunding Bonds,

7/1/25(1)	7,810	9,304

Jacksonville Sales Tax Revenue Refunding Bonds,

5.00%, 10/1/27	2,000	2,138

Orange County HFA Revenue Bonds, Series A, Willow Key Apartments,

1.90%, 4/1/22(2) (3) (4)	1,300	1,300

Sarasota County Infrastructure Sales Surtax Revenue Refunding Bonds,

5.00%, 10/1/21	1,000	1,024

		31,725

Georgia – 2.9%

Atlanta Airport Revenue Refunding Bonds, Series A,

5.00%, 7/1/28	1,000	1,280

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   89   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Georgia – 2.9% continued

Georgia State G.O. Unlimited Refunding Bonds, Series E,

5.00%, 12/1/27	$2,000	$2,473

Georgia State Road & Tollway Authority Federal Highway Reimbursement GARVEE Bonds,

5.00%, 6/1/25	2,000	2,367

5.00%, 6/1/26	1,230	1,502

Georgia State Road & Tollway Authority GARVEE Bonds,

5.00%, 6/1/26	3,250	3,969

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A,

4.00%, 9/1/23(2) (3) (4)	5,000	5,399

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Subseries C,

4.00%, 12/1/23(2) (3) (4)	3,400	3,695

Main Street Natural Gas, Inc. Gas Supply Variable Revenue Bonds, Series B,

4.00%, 12/2/24(2) (3) (4)	5,000	5,565

		26,250

Hawaii – 1.8%

Hawaii State G.O. Unlimited Bonds, Series EH, Unrefunded Balance,

5.00%, 8/1/28	2,000	2,214

Hawaii State G.O. Unlimited Bonds, Series FT,

5.00%, 1/1/28	2,100	2,667

Hawaii State G.O. Unlimited Refunding Bonds, Series EF,

5.00%, 11/1/21	5,000	5,139

Honolulu City & County Adjustable G.O. Unlimited Bonds, Honolulu Rail Transit Project,

5.00%, 9/1/23(2) (3) (4)	5,000	5,505

Honolulu City & County G.O. Unlimited Refunding Bonds, Series F,

5.00%, 7/1/26	725	887

		16,412

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Illinois – 0.3%

Champaign Coles Et al. Counties Community College District No. 505 G.O. Unlimited Refunding Bonds, Series B, Parkland College,

5.00%, 12/1/24	$1,315	$1,518

Cook County Community College District No. 504 Triton G.O. Unlimited Bonds, Alternative Revenue Source,

5.00%, 6/1/22	1,150	1,213

		2,731

Indiana – 1.3%

Indiana Finance Authority Water Utility Second Lien Revenue Bonds, Citizens Energy Group,

2.95%, 10/1/22	1,750	1,811

Indiana State Finance Authority Health System Revenue Refunding Bonds, Indiana University Health,

5.00%, 12/1/22	4,000	4,317

Indiana State Finance Authority Hospital Revenue Bonds, Indiana University Health Obligated Group, Prerefunded,

1.65%, 1/1/22(3) (4) (5)	6,000	6,066

		12,194

Iowa – 0.2%

Ankeny Community School District G.O. Unlimited Refunding Bonds, Series A,

6/1/25(1)	1,815	2,147

Kansas – 1.1%

Johnson County Internal Improvement G.O. Unlimited Bonds, Series A,

5.00%, 9/1/21	835	852

Manhattan G.O. Unlimited Bonds, Series 01,

1.88%, 6/15/23	1,395	1,397

Manhattan G.O. Unlimited Temporary Notes, Series 2020-03,

0.75%, 6/15/24	7,550	7,555

		9,804

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   90   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Kentucky – 1.5%

Jefferson County School District Finance Corp. School Building Revenue Bonds, Series A (State Intercept Program),

5.00%, 6/1/21	$2,500	$2,518

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply,

4.00%, 1/1/25(2) (3) (4)	8,725	9,653

Louisville & Jefferson County Metro Government G.O. Unlimited Bonds, Series A,

5.00%, 10/1/27	1,050	1,330

		13,501

Louisiana – 1.8%

Lafayette Parish G.O. Unlimited Refunding Bonds,

5.00%, 3/1/24	500	566

Lafayette Public Power Authority Electric Revenue Bonds,

5.00%, 11/1/26	1,900	2,040

Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds, Entergy Louisiana LLC Project,

6/1/30(1)	1,500	1,509

Louisiana Public Facilities Authority Revenue Refunding Bonds, Tulane University of Louisiana,

5.00%, 4/1/26	1,550	1,864

Louisiana State Gas & Fuels Revenue Refunding Bonds, Series A-1,

4.00%, 5/1/29	6,810	7,095

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, LCTCS Act 360 Project (BAM Insured),

5.00%, 10/1/25	2,495	2,957

		16,031

Maryland – 0.4%

Maryland State G.O. Unlimited Bonds, First Series,

5.00%, 6/1/26	3,000	3,433

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Massachusetts – 5.9%

Arlington County G.O. Limited Bonds,

5.00%, 9/15/25	$1,250	$1,500

Brookline G.O. Limited Refunding Bonds,

4.00%, 2/15/25	3,645	4,149

Concord G.O. Limited Refunding Bonds, Municipal Purpose Loan,

4.00%, 9/15/23	500	546

Massachusetts State Clean Water Trust Revenue Bonds, Series 22, Green Bonds,

5.00%, 8/1/27	2,250	2,844

Massachusetts State Department of Transportation Metropolitan Highway System Variable Revenue Refunding Bonds, Subordinate Contracts,

5.00%, 1/1/23(2) (3) (4)	10,000	10,827

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Northeastern University, Series A,

5.00%, 10/1/27	1,000	1,260

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A-2,

5.00%, 7/1/28	5,000	6,389

Massachusetts State G.O. Limited bonds, Series A, Prerefunded,

4.50%, 12/1/21(5)	2,000	2,058

Massachusetts State G.O. Limited Refunding Bonds, Series E,

3.00%, 12/1/27	2,915	3,319

Massachusetts State School Building Authority Sales Tax Revenue Refunding Bonds, Senior Series A, Prerefunded,

5.00%, 8/15/22(5)	10,000	10,664

Massachusetts State Variable G.O. Limited Refunding Bonds, Series A,

5.00%, 6/1/23(2) (3) (4)	5,000	5,509

Massachusetts State Water Pollution Abatement Trust Revenue Refunding Bonds,

5.00%, 8/1/25	3,000	3,579

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   91   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Massachusetts – 5.9% continued

Wellesley G.O. Unlimited Refunding Bonds,

4/1/25(1)	$1,450	$1,713

		54,357

Michigan – 2.5%

Grand Valley State University Revenue Bonds,

5.00%, 12/1/24	750	867

Lansing Board of Water & Light Utility System Revenue Bonds, Series A, Prerefunded,

5.00%, 7/1/21(5)	1,245	1,260

Michigan State Finance Authority Adjustable Revenue Refunding Bonds, Trinity Health,

5.00%, 2/1/25(2) (3) (4)	3,000	3,482

Michigan State Finance Authority Revenue Notes, Series A-2 (State Aid Withholding) (JPMorgan Chase Bank N.A. LOC),

4.00%, 8/20/21	7,000	7,104

Michigan State Finance Authority Revenue Refunding Bonds, Ascension Health Credit Group,

4.00%, 7/1/24(2) (3) (4)	5,000	5,523

Michigan State Finance Authority Revenue Refunding Bonds, Trinity Health Corp.,

5.00%, 12/1/22	2,000	2,159

Romeo Community School District G.O. Unlimited Bonds, Series II (Q-SBLF Insured),

2.00%, 5/1/22	2,025	2,065

		22,460

Minnesota – 2.0%

Hennepin County G.O. Unlimited Refunding Bonds, Series C,

5.00%, 12/1/26	1,175	1,461

Lakeville Independent School District No. 194 G.O. Unlimited Bonds, Series A (School District Credit Program),

3.00%, 2/1/26	1,445	1,614

3.00%, 2/1/27	1,410	1,594

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Minnesota – 2.0% continued

Metropolitan Council Minneapolis-Saint Paul Area G.O. Unlimited GANS, Series C,

5.00%, 12/1/21	$11,625	$11,998

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B,

5.00%, 10/1/21	2,030	2,079

		18,746

Missouri – 1.2%

Columbia School District G.O. Unlimited Refunding Bonds,

5.00%, 3/1/26	2,825	3,313

Curators of the University of Missouri System Facilities Revenue Refunding Bonds, Series A,

5.00%, 11/1/26	2,320	2,690

Fort Zumwalt School District G.O. Unlimited Refunding Bonds (State Aid Direct Deposit Program),

4.00%, 3/1/24	1,480	1,635

Lees Summit Moser G.O. Unlimited Bonds, Series A,

3.00%, 4/1/28	2,925	2,983

		10,621

Nevada – 0.9%

Clark County School District G.O. Limited Bonds, Series A (AGM Insured),

3.00%, 6/15/22	550	568

5.00%, 6/15/27	1,000	1,241

Las Vegas Valley Water District G.O. Limited Refunding Bonds, Series C,

5.00%, 6/1/24	1,000	1,008

Nevada State System of Higher Education University Revenue Bonds, Series B,

5.00%, 7/1/26	5,000	5,496

		8,313

New Jersey – 1.4%

New Jersey State G.O. Unlimited Bonds, Covid-19 Go Emergency Bonds,

5.00%, 6/1/27	2,750	3,396

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   92   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

New Jersey – 1.4% continued

New Jersey State Turnpike Authority Revenue Taxable Refunding Bonds, Series B,

0.90%, 1/1/25	$2,000	$1,981

Passaic County G.O. Unlimited Bonds, Series A & C,

2.00%, 11/1/26	1,750	1,875

Union County G.O. Unlimited Bonds,

2.00%, 3/1/27	1,875	2,012

Union County G.O. Unlimited Refunding Bonds,

2.00%, 1/15/23	385	398

West Windsor-Plainsboro Regional School District G.O. Unlimited Bonds (School Board Resource Fund Insured),

2.25%, 8/1/26	2,570	2,781

		12,443

New Mexico – 0.2%

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Revenue Refunding Bonds, Series B,

5.00%, 7/1/21	1,675	1,695

New York – 15.1%

City of Fargo North Dakota G.O. Limited Refunding Bonds, Series A,

4/1/27(1)	1,280	1,362

Dutchess County New York Public Improvement G.O. Limited Bonds, Series B,

4/1/26(1)	1,250	1,326

Metropolitan Transportation Authority Revenue BANS, Series B-1,

5.00%, 5/15/22	1,610	1,687

Metropolitan Transportation Authority Revenue Bonds, Series D, Prerefunded,

5.00%, 11/15/21(5)	2,500	2,575

New York City Housing Development Corp. MFH Revenue Bonds, Series L, Sustainable Neighborhood Bonds,

2.75%, 12/29/23(2) (3) (4)	3,000	3,116

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

New York – 15.1% continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution,

5.00%, 6/15/29	$2,540	$2,564

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series DD,

5.00%, 6/15/25	1,100	1,305

5.00%, 6/15/26	4,000	4,899

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E-1,

5.00%, 2/1/26	2,000	2,079

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds,

5.00%, 11/1/27	1,000	1,261

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds,

5.00%, 8/1/23	1,000	1,111

5.00%, 2/1/29	3,295	3,712

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series A,

5.00%, 11/1/23	960	987

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series D, Fiscal 2013,

5.00%, 11/1/22	1,290	1,389

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds,

11/1/26(1)	12,000	14,809

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds, Series B,

5.00%, 11/1/26	5,925	6,371

5.00%, 11/1/27	5,150	5,538

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   93   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

New York – 15.1% continued

New York City Transitional Finance Authority Revenue Future Tax Secured Subordinate Revenue Bonds, Series G,

5.00%, 11/1/25	$3,620	$3,977

New York G.O. Limited Bonds, Series F-4, Fiscal 2015,

5.00%, 12/1/25(2) (3) (4)	3,750	4,402

New York G.O. Unlimited Bonds, Series I, Subseries I-A,

5.00%, 4/1/27	1,135	1,409

New York G.O. Unlimited Bonds, Series J-10, Fiscal 2008,

5.00%, 8/1/26	2,250	2,749

New York G.O. Unlimited Bonds, Series J-5, Fiscal 2008,

5.00%, 8/1/28	1,000	1,278

New York G.O. Unlimited Refunding Bonds, Series A-1,

5.00%, 8/1/28	5,000	6,392

New York G.O. Unlimited Refunding Bonds, Series C,

5.00%, 8/1/25	4,890	5,802

New York G.O. Unlimited Refunding Bonds, Series C-1,

5.00%, 8/1/28	1,000	1,278

New York State Dorm Authority Revenues Non State Supported Debt Revenue Refunding Bonds, Series A, Cornell University,

5.00%, 7/1/26	2,050	2,518

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series 2020, School Districts Financing Program (AGM Insured),

5.00%, 10/1/22	1,500	1,608

New York State Dormitory Authority State Personal Income Tax General Purpose Revenue Bonds, Series D, Unrefunded Balance,

5.00%, 2/15/27	1,225	1,275

New York State Dormitory Authority State Personal Income Tax General Purpose Revenue Refunding Bonds, Unrefunded Balance,

5.00%, 2/15/26	2,075	2,509

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

New York – 15.1% continued

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A,

5.00%, 3/15/24	$645	$733

5.00%, 3/15/29	5,000	6,454

New York State Dormitory Authority State Supported Debt Third General Resolution Revenue Bonds, State University,

5.00%, 5/15/26	2,840	2,991

New York State Environmental Facilities Corp. State Clean Water & Drinking Water Subordinated Revenue Refunding SRF Bonds, New York City Municipal Water,

5.00%, 6/15/26	1,400	1,720

New York State HFA Revenue Bonds, Series E, Sustainability Bonds,

1.10%, 5/1/26	2,500	2,504

New York State HFA Revenue Bonds, Series F,

1.10%, 11/1/26	1,350	1,365

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series E (SonyMA Insured),

2.10%, 5/1/23	2,000	2,002

2.13%, 11/1/23	1,000	1,006

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series J,

2.50%, 5/1/22	3,500	3,504

New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series M-2 (SonyMa, FHA Insured),

0.75%, 11/1/25	4,000	4,001

New York State Thruway Authority Personal Income Tax Revenue Refunding Transportation Bonds, Series A,

5.00%, 3/15/23	3,585	3,663

New York State Urban Development Corp. Personal Income TRB, Series E,

5.00%, 3/15/28	2,175	2,371

5.00%, 3/15/29	2,675	2,914

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   94   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

New York – 15.1% continued

New York State Urban Development Corp. Revenue Refunding Bonds, State Personal Income Tax,

5.00%, 3/15/28	$1,525	$1,929

Onondaga Civic Development Corp. Revenue Refunding Bonds, Series A, Sycarus University Project,

5.00%, 12/1/27	1,000	1,269

Pelham Union Free School District G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.00%, 11/1/27	910	1,160

Triborough Bridge & Tunnel Authority General Revenue Refunding Bonds, Series B,

5.00%, 11/15/25	7,500	8,073

		138,947

North Carolina – 1.1%

Forsyth County G.O. Unlimited Refunding Bonds,

3.00%, 4/1/28	2,995	3,447

North Carolina State G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/26	4,280	5,248

Wake County G.O. Unlimited Refunding Bonds, Series A,

5.00%, 4/1/22	1,500	1,573

		10,268

North Dakota – 0.0%

City of Fargo North Dakota G.O. Unlimited Refunding Bonds, Series A,

3.00%, 5/1/25	220	236

Ohio – 3.4%

Cuyahoga County Sales Tax Revenue Refunding Bonds,

5.00%, 12/1/21	1,115	1,150

Ohio State Common Schools G.O. Unlimited Bonds, Series B, Prerefunded,

5.00%, 6/15/22(5)	2,205	2,334

Ohio State Conservation Projects G.O. Unlimited Bonds, Series A,

4.00%, 3/1/28	2,460	2,979

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Ohio – 3.4% continued

Ohio State G.O. Unlimited Bonds, Series A,

5.00%, 6/15/26	$6,320	$7,273

Ohio State Higher Education G.O. Unlimited Bonds, Series A,

5.00%, 5/1/22	1,500	1,579

5.00%, 5/1/25	1,350	1,598

5.00%, 5/1/26	1,350	1,648

Ohio State Highway Capital Improvements G.O. Unlimited Bonds, Series S,

5.00%, 5/1/28	5,085	6,169

Ohio State Infrastructure Improvement G.O. Limited Bonds, Series A,

3.00%, 9/1/27	3,000	3,194

University of Cincinnati Revenue Bonds, Series A, Prerefunded,

5.00%, 6/1/23(5)	3,280	3,621

		31,545

Oklahoma – 0.5%

Oklahoma County Finance Authority Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public School,

5.00%, 10/1/25	1,000	1,186

Oklahoma County Independent School District No. 89 G.O. Unlimited Bonds, Series A,

1.00%, 7/1/24	2,000	2,041

Tulsa Metropolitan Utility Authority Revenue Refunding Bonds, Series A,

1.00%, 7/1/21	1,000	1,002

		4,229

Oregon – 0.8%

Oregon State G.O. Unlimited Bonds, Article XI-Q State Projects,

5.00%, 5/1/25	2,250	2,664

5.00%, 5/1/26	1,750	2,138

Oregon State G.O. Unlimited Bonds, Series L,

5.00%, 11/1/21	905	930

Portland Water System Second Lien Revenue Refunding Bonds,

5.00%, 10/1/27	1,640	1,790

		7,522

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   95   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Pennsylvania – 0.9%

Delaware Valley Regional Financial Authority Revenue Bonds, Series A,

2.00%, 10/1/29	$2,275	$2,343

Easton Area School District Refunding G.O. Limited Bonds, Series A (State Aid Withholding),

4.00%, 4/1/26	1,600	1,865

Pennsylvania State G.O. Unlimited Bonds, Series 1,

4.00%, 6/1/29	1,000	1,042

Pennsylvania State Turnpike Commission Subordinate Revenue Bonds, Series A, Motor License Fund-Enhanced, Prerefunded,

5.00%, 12/1/22(5)	2,435	2,630

		7,880

South Carolina – 0.2%

County Square Redevelopment Corp. Installment Purchase Revenue BANS, Greenville County Project,

2.00%, 3/3/22	2,000	2,034

Tennessee – 2.4%

Hardin County G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 6/1/24	540	618

Knox County G.O. Unlimited Bonds, Series A,

5.00%, 8/1/27	2,170	2,732

Metropolitan Government of Nashville & Davidson County, G.O. Unlimited Refunding Bonds, Prerefunded,

5.00%, 7/1/23(5)	6,055	6,708

Robertson County G.O. Unlimited Refunding Bonds,

5.00%, 6/1/25	1,000	1,180

Tennergy Corp. Gas Revenue Bonds, Series A,

5.00%, 10/1/24(2) (3) (4)	4,500	5,159

Tennessee State G.O. Unlimited Bonds, Series A,

5.00%, 8/1/25	5,000	5,971

		22,368

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Texas – 8.4%

Beaumont Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

5.00%, 2/15/23	$1,150	$1,251

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-1 (PSF, Gtd.),

1.25%, 8/15/22(2) (3) (4)	4,250	4,313

Dallas Area Rapid Transit Senior Lien Sales Tax Revenue Refunding Bonds, Prerefunded,

5.00%, 12/1/22(5)	750	810

Dallas-Fort Worth International Airport Revenue Refunding Bonds, Series A,

5.00%, 11/1/26	1,500	1,839

Ector County Independent School District G.O. Unlimited Bonds, School Building (PSF, Gtd.), Prerefunded,

5.00%, 8/15/23(5)	615	684

El Paso Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

5.00%, 8/15/23	1,000	1,112

5.00%, 8/15/27	1,000	1,262

Fort Bend Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

5.00%, 8/15/27	2,685	2,856

Fort Bend Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.),

0.88%, 8/1/25(2) (3) (4)	1,500	1,502

Goose Creek Consolidated Independent School District G.O. Unlimited Bonds, Series B (PSF, Gtd.),

0.45%, 8/15/22(2) (3) (4)	4,000	4,016

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Series A, Texas Medical Center,

0.90%, 5/15/25(2) (3) (4)	2,000	2,001

Harris County Toll Road First Lien Revenue Refunding Bonds,

5.00%, 8/15/26	1,825	2,241

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   96   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Texas – 8.4% continued

Houston Utility System First Lien Revenue Refunding Bonds, Series B,

5.00%, 11/15/21	$4,165	$4,289

Katy Independent School District Variable G.O. Unlimited Refunding Bonds, Series 2015C (PSF, Gtd.),

(Floating, ICE LIBOR USD 1M + 0.28%), 0.35%, 8/16/21(2) (4)	1,900	1,900

Klein Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

5.00%, 8/1/21	1,500	1,524

Laredo Certificates Obligation G.O. Limited Bonds,

5.00%, 2/15/23	500	542

Laredo Public Property Finance Contractual Obligation G.O. Limited Bonds,

5.00%, 2/15/27	800	977

Leander G.O. Limited Refunding Bonds,

5.00%, 8/15/21	550	559

5.00%, 8/15/22	500	532

Leander Independent School District G.O. Unlimited Bonds, Series A, School Building (PSF, Gtd.),

5.00%, 8/15/23	1,000	1,112

Leander Independent School District G.O. Unlimited Bonds, Series C (PSF, Gtd.),

5.00%, 8/15/28	750	965

Lewisville Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

5.00%, 8/15/23	1,330	1,480

McAllen Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.),

4.00%, 2/15/26	1,000	1,163

Northside Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

1.60%, 8/1/24(2) (3) (4)	1,490	1,541

San Antonio Electric & Gas Junior Lien Variable Revenue Bonds,

1.13%, 12/1/26(2) (3) (4)	3,500	3,498

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Texas – 8.4% continued

San Antonio Electric & Gas Revenue Refunding Bonds,

5.00%, 2/1/25	$645	$686

Southwest Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

5.00%, 2/1/28	915	1,159

Texas State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds,

5.00%, 12/15/26	1,400	1,699

Texas State TRANS,

4.00%, 8/26/21	26,240	26,653

Texas State Variable G.O. Unlimited Refunding Bonds, Water Financial Assistance,

1.85%, 8/1/22(2) (3) (4)	895	896

University of Texas Revenue Refunding Bonds, Series I,

5.00%, 8/15/21	1,500	1,527

West Harris County Regional Water Authority System Revenue Refunding Bonds, Series A,

5.00%, 12/15/21	500	517

		77,106

Utah – 2.4%

Cache County School District G.O. Unlimited Refunding Bonds, Utah School Bond Guaranty Program (School Board Guaranty Program),

5.00%, 6/15/21	2,650	2,675

Davis County School District G.O. Unlimited Refunding Bonds, Utah School Bond Guaranty (School Board Guaranty Program),

3.00%, 6/1/28	4,095	4,412

Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series A, Unrefunded Balance,

5.00%, 10/1/27	45	45

5.00%, 10/1/28	30	30

Utah County Hospital Revenue Bonds, Series B, IHC Health Services, Inc.,

5.00%, 8/1/24(2) (3) (4)	8,000	9,199

Utah State G.O. Unlimited Bonds,

5.00%, 7/1/25	5,000	5,961

		22,322

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   97   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Virginia – 2.6%

Fairfax County G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding),

4.00%, 10/1/26	$5,000	$5,942

Fairfax County IDA Health Care Revenue Refunding Bonds, Inova Health System,

5.00%, 5/15/23(2) (3) (4)	9,125	10,033

Virginia State G.O. Unlimited Refunding Bonds, Series B,

5.00%, 6/1/26	4,750	5,822

Virginia State Public School Authority School Financing Revenue Bonds, Series C (State Aid Withholding),

5.00%, 8/1/21	1,260	1,280

Virginia State Resources Authority Infrastructure Revenue Refunding Bonds, Virginia Pooled Financing Program (State Intercept Program),

5.00%, 11/1/22	1,110	1,195

		24,272

Washington – 6.8%

Franklin County School District No. 1 Pasco G.O. Unlimited Bonds (School Board Guaranty Program),

4.00%, 12/1/28	1,500	1,602

Franklin County School District No. 1 Pasco G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

5.00%, 12/1/26	1,340	1,561

King County Lake Washington School District No. 414 G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

4.00%, 12/1/28	3,000	3,670

King County School District No. 411 Issaquah G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

5.00%, 12/1/24	1,045	1,127

King County Sewer Revenue Refunding & Improvement Bonds, Series B,

5.00%, 7/1/25	5,000	5,942

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Washington – 6.8% continued

Pierce County Bethel School District No. 403 G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

4.00%, 12/1/21	$850	$872

4.00%, 12/1/22	800	851

4.00%, 12/1/27	1,250	1,506

Pierce County School District No. 320 G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

4.00%, 12/1/28	650	733

Pierce County School District No. 83 University Place G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

5.00%, 12/1/26	3,205	3,742

Snohomish County School District No. 15 Edmonds G.O. Unlimited Bonds (School Board Guaranty Program),

5.00%, 12/1/21	750	774

Snohomish County School District No. 201 G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

5.00%, 12/1/23	1,200	1,238

Spokane County School District No. 81 Spokane G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

12/1/27(1)	7,035	8,447

12/1/28(1)	4,000	4,876

Thurston & Pierce Counties Community Schools G.O. Unlimited Bonds (School Board Guaranty Program),

5.00%, 12/1/23	685	769

University of Washington Taxable Revenue Refunding Bonds, Series B,

0.73%, 4/1/26	1,800	1,764

Walla Walla County School District No. 250 College Place G.O. Unlimited Bonds (School Board Guaranty Program),

4.25%, 12/1/28	2,445	2,539

Washington State G.O. Unlimited Bonds, Series 2017-A,

5.00%, 8/1/29	2,400	2,928

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   98   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Washington - 6.8% continued

Washington State G.O. Unlimited Refunding Bonds, Motor Vehicle Fuel Tax,

5.00%, 7/1/25	$1,000	$1,060

5.00%, 7/1/26	5,000	5,296

Washington State G.O. Unlimited Refunding Bonds, Series R-2013A,

5.00%, 7/1/24	750	795

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Bonds, Series E,

5.00%, 2/1/22	775	806

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-2012C,

4.00%, 7/1/28	7,495	7,813

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-C,

4.00%, 7/1/27	1,840	1,980

		62,691

West Virginia – 0.3%

West Virginia State University Revenue Bonds, Series B, Virginia University Projects, Prerefunded,

4.75%, 10/1/21(5)	2,595	2,654

Wisconsin – 2.9%

Gateway Technical College District G.O. Unlimited Promissory Notes, Series A-20,

3.00%, 4/1/26	825	922

Janesville G.O. Unlimited Promissory Notes, Series A,

2.00%, 2/1/22	455	462

Wisconsin State G.O. Unlimited Bonds, Series B,

5.00%, 5/1/21	3,405	3,417

Wisconsin State G.O. Unlimited Refunding Bonds,

5.00%, 11/1/21	1,000	1,028

Wisconsin State G.O. Unlimited Refunding Bonds, Series 3, Prerefunded,

5.00%, 11/1/22(5)	3,925	4,226

Wisconsin State G.O. Unlimited Refunding Bonds, Series 4,

5.00%, 5/1/26	645	749

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 85.4% continued

Wisconsin – 2.9% continued

Wisconsin State Housing & EDA Revenue Bonds, Series A,

1.60%, 11/1/22(2) (3) (4)	$1,000	$1,007

Wisconsin State Taxable G.O. Unlimited Refunding Bonds, Series 3,

0.80%, 5/1/26	1,500	1,482

Wisconsin State Transportation Revenue Bonds, Series A,

5.00%, 7/1/28	4,000	4,896

Wisconsin State Transportation Revenue Refunding Bonds, Series 1, Prerefunded,

5.00%, 7/1/23(5)	7,505	8,315

		26,504

Total Municipal Bonds

(Cost $772,848)		783,994

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 8.9%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.00%(6) (7)	81,465,421	$81,465

Total Investment Companies

(Cost $81,465)		81,465

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 9.4%

California State Infrastructure & Economic Development Bank Revenue Bonds (AMT), Brightline West Passenger,

0.45%, 7/1/21(2) (3) (4) (8)	$2,500	$2,500

California State School Cash Reserve Program Authority Revenue Notes, Series D,

2.00%, 5/3/21	10,000	10,015

Colorado State General Fund TRANS,

4.00%, 6/25/21	2,725	2,750

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series U-1, Yale University Issue,

2.00%, 2/8/22(2) (3) (4)	7,075	7,184

Greenville County School District G.O. Unlimited Bonds, Series C (SCSDE Insured),

3.00%, 6/1/21	1,500	1,507

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   99   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 9.4% continued

King County Variable G.O. Limited Refunding Bonds, Series A, 0.04%, 4/5/21(2) (4) (9)	$9,950	$9,950

Los Angeles County TRANS, Series A, 4.00%, 6/30/21	15,000	15,145

Madison Metropolitan School District TRANS, 2.00%, 9/2/21	2,175	2,192

Massachusetts State G.O. Unlimited RANS, Series A, 2.00%, 4/21/21	11,275	11,287

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series A-1, 5.00%, 5/1/21	1,000	1,004

New York State HFA Variable Revenue Refunding Bonds, Affordable Housing (SonyMA Insured), 1.88%, 11/1/21(2) (3) (4)	1,370	1,371

Ohio State University Variable Revenue Bonds, Series B-1, 0.06%, 4/12/21(2) (4) (9)	5,325	5,325

Ohio State Variable G.O. Unlimited Bonds, Series B, Common Schools, 0.06%, 4/12/21(2) (4) (9)	8,460	8,460

San Antonio Electric & Gas Variable Revenue Refunding Bonds, Series B, 2.00%, 12/1/21(2) (3) (4)	2,000	2,005

San Diego Unified School District TRANS, Series A, 5.00%, 6/30/21	5,450	5,516

Total Short-Term Investments

(Cost $86,092)		86,211

Total Investments – 103.7%

(Cost $940,405)		951,670

Liabilities less Other Assets – (3.7%)		(34,046)

NET ASSETS – 100.0%		$917,624

(1)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.
(2)	Maturity date represents the puttable date.
(3)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(4)	Variable rate security. Rate as of March 31, 2021 is disclosed.
(5)	Maturity date represents the prerefunded date.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2021 is disclosed.
(8)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(9)

Rate is determined by a remarketing agent and, in the agent’s judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

EDA - Economic Development Authority

FGIC - Financial Guaranty Insurance Corporation

FHA - Federal Housing Administration

G.O. - General Obligation

GANS - Grant Anticipation Notes

GARVEE - Grant Anticipation Revenue Vehicle

Gtd. - Guaranteed

HFA - Housing Finance Authority

ICE - Intercontinental Exchange

IDA - Industrial Development Authority

LCTCS - Louisiana Community and Technical College System

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LOC - Letter of Credit

MFH - Multi-Family Housing

NCROC - Northern California Retired Officers Community

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

RANS - Revenue Anticipation Notes

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   100   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

SCSDE - South Carolina State Department of Education

SonyMA - State of New York Mortgage Agency

SRF - Special Revenue Fund

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

General	17.9%

General Obligation	34.3

Higher Education	5.4

Medical	6.0

School District	11.3

Short-Term Investments	8.9

Transportation	5.7

All other sectors less than 5%	14.2

Total Investments	103.7

Liabilities less Other Assets	(3.7)

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds(1)	$—	$783,994	$—	$783,994

Investment Companies	81,465	—	—	81,465

Short-Term Investments	—	86,211	—	86,211

Total Investments	$81,465	$870,205	$—	$951,670
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   101   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 0.1%

Health Care Facilities & Services – 0.1%

Baylor Scott & White Holdings,

1.78%, 11/15/30	$2,500	$2,377
Total Corporate Bonds
(Cost $2,500)		2,377

MUNICIPAL BONDS – 86.6%

Alabama – 0.9%

Birmingham G.O. Unlimited Convertible CABS, Series A, Prerefunded,

5.00%, 3/1/23(1)	815	888

Birmingham G.O. Unlimited Convertible CABS, Series A, Unrefunded Balance,

5.00%, 3/1/27	185	202

Black Belt Energy Gas District Alabama Gas Prepay Revenue Bonds, Series A-1, Project No. 5,

4.00%, 10/1/26(2) (3) (4)	2,500	2,901

Black Belt Energy Gas District Alabama Gas Supply Revenue Bonds, Series A,

4.00%, 7/1/46(3) (4)	5,000	5,029

Black Belt Energy Gas District Gas Supply Revenue Refunding Bonds,

12/1/31(2) (5)	3,500	4,263

City of Madison Board of Education Special Tax School Warrants,

4.00%, 2/1/44	4,540	5,231

		18,514

Alaska – 0.2%

Alaska State Housing Finance Corp. Mortgage Revenue Refunding Bonds, General Mortgage Revenue Bond,

5.00%, 6/1/33	2,500	3,124

Arizona – 2.5%

Arizona Board of Regents State University System Revenue Bonds, Series B, Green Bonds,

5.00%, 7/1/42	2,000	2,372

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B,

5.00%, 7/1/43	2,000	2,406

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Arizona – 2.5% continued

Arizona IDA Hospital Revenue Bonds, Phoenix Children’s Hospital,

4.00%, 2/1/50	$2,000	$2,278

Arizona State IDA Lease Revenue Bonds, Series A,

3.00%, 9/1/50	1,600	1,647

Arizona State Transportation Board Highway Revenue Refunding Bonds,

5.00%, 7/1/30	1,485	1,796

Arizona State University Revenue Bonds, Series A, Green Bonds,

5.00%, 7/1/43	1,000	1,246

Goodyear Water & Sewer Subordinate Lien Obligations Revenue Bonds, Second Series (AGM Insured),

4.00%, 7/1/45	2,000	2,329

La Paz County IDA Education Facility Lease Revenue Bonds, Harmony Public Schools Project,

4.00%, 2/15/51	580	632

Maricopa County IDA Educational Facilities Revenue Bonds, Creighton University Project,

4.00%, 7/1/50	5,000	5,627

Maricopa County Industrial Development Authority Hospital Revenue Bonds, Series A, Honor Health,

3.00%, 9/1/51	2,000	2,053

Northern Arizona University Revenue Refunding Bonds, Series B (BAM Insured),

5.00%, 6/1/39	2,500	3,112

Phoenix Civic Airport Improvement Corp. Junior Lien Airport Revenue Bonds,

4.00%, 7/1/44	5,000	5,667

Phoenix Civic Improvement Corp. District Convertible Revenue CABS, Series B, Civic Plaza (NATL Insured),

5.50%, 7/1/38	2,500	3,725

Phoenix Civic Improvement Corp. Water System Junior Lien Revenue Bonds, Series A,

5.00%, 7/1/39	5,000	5,674

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   102   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Arizona – 2.5% continued

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds,

5.00%, 1/1/39	$4,000	$4,904

Scottsdale Taxable G.O. Unlimited Refunding Bonds,

1.34%, 7/1/30	1,470	1,395

Student & Academic Services LLC Lease Revenue Bonds, Northern Arizona Capital Facilities (BAM Insured),

5.00%, 6/1/44	2,000	2,230

Yavapai County IDA Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical,

3.13%, 8/1/43	2,000	2,065

		51,158

California – 8.1%

Berkeley TRANS,

1.75%, 7/27/21	5,905	5,937

California HFA Municipal Certificates Revenue Bonds, Series 2, Class A,

4.00%, 3/20/33	981	1,137

California HFA Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates,

3.50%, 11/20/35	3,500	3,992

California School Finance Authority Educational Facilities Revenue Bonds, Series A,

4.00%, 7/1/55	1,075	1,205

California State Educational Facilities Authority Revenue Bonds, Series A, University of San Francisco,

5.25%, 10/1/55	2,000	3,162

California State Educational Facilities Authority Revenue Bonds, Series V-1, Stanford University,

5.00%, 5/1/49	5,000	7,650

California State G.O. Unlimited Bonds,

3.00%, 12/1/46	2,500	2,646

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance,

5.75%, 5/1/30	75	75

California State G.O. Unlimited Refunding Bonds,

5.00%, 8/1/26	700	862

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

California – 8.1% continued

5.00%, 11/1/30	$2,500	$3,355

California State G.O. Unlimited Refunding Bonds, Bid Group B,

5.00%, 11/1/29	5,000	6,605

California State G.O. Unlimited Various Purpose Refunding Bonds,

5.00%, 4/1/38	5,000	5,655

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series A, CommonSpirit Health,

4.00%, 4/1/45	2,500	2,842

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Los Angeles Museum of Art Project,

1.20%, 6/1/28(2) (3) (4)	5,000	4,929

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village,

5.00%, 5/15/43	2,000	2,345

California State Public Works Board Lease Revenue Refunding Bonds, Various Capital Projects,

5.00%, 11/1/23	1,000	1,121

California State University Revenue Bonds, Series A,

5.00%, 11/1/37	1,110	1,426

California State Various Purpose G.O. Unlimited Bonds,

5.25%, 10/1/39	5,000	6,023

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series B, Election,

6.00%, 5/1/34	2,500	2,920

Central Unified School District G.O. Unlimited Bonds, Series B, Election of 2016,

5.00%, 8/1/43	1,000	1,185

Chino Valley Unified School District G.O. Limited Bonds, Series B,

4.00%, 8/1/45	500	586

CSCDA Student Housing Revenue Refunding Bonds, CHF-Irvine, LLC,

5.00%, 5/15/32	1,000	1,157

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   103   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

California – 8.1% continued

Los Angeles Department of Airports Airport Subordinate Revenue Refunding Bonds, Series A (AMT), P3 Project,

5.00%, 5/15/46	$1,500	$1,871

Los Angeles Department of Airports Airport Subordinated Revenue Refunding Bonds,

5.00%, 5/15/36	2,745	3,458

5.00%, 5/15/43	5,000	6,198

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT),

5.00%, 5/15/34	3,000	3,702

Los Angeles Department of Water & Power Revenue Refunding Bonds, Series B,

5.00%, 7/1/40	2,000	2,581

Los Angeles Department of Water & Power System Revenue Bonds, Series A,

5.00%, 7/1/32	880	1,130

Los Angeles Department of Water & Power System Revenue Bonds, Series C,

5.00%, 7/1/39	1,000	1,276

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Series A,

5.00%, 7/1/31	1,445	1,677

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Series D,

5.00%, 7/1/43	5,000	6,214

Los Angeles Department of Water & Power Waterworks Revenue Bonds, Series A,

5.00%, 7/1/39	2,070	2,562

Metropolitan Water District of Southern California Revenue Bonds, Series A,

5.00%, 10/1/46	2,500	3,266

Morgan Hill Redevelopment Agency Successor Agency Taxable Allocation Refunding Bonds,

1.81%, 9/1/30	2,000	1,907

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

California – 8.1% continued

Natomas Unified School District G.O. Unlimited Bonds, Series A (AGM Insured),

4.00%, 8/1/49	$1,000	$1,121

Newport Mesa Unified School District G.O. Unlimited Refunding CABS Bonds,

0.00%, 8/1/41(6)	2,000	1,028

Northern Energy Authority Commodity Supply Revenue Bonds, Series A,

4.00%, 7/1/24(2) (3) (4)	2,500	2,766

Oakland Unified School District Alameda County G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 8/1/28	1,000	1,179

Palomar Community College District G.O. Unlimited Convertible CABS, Election,

(Step to 6.38% on 8/1/30), 1.42%, 8/1/45(7) (8)	3,750	4,092

Porterville Water COPS, Water System Financing Project (AGM Insured),

4.00%, 8/15/50	1,000	1,155

San Diego Unified School District G.O. Unlimited Bonds, Series D-2, Election of 2018,

4.00%, 7/1/50	5,000	5,830

San Francisco Bay Area Rapid Transit District Sales G.O. Unlimited Bonds, Series C-1, Green Bonds,

3.00%, 8/1/50	5,000	5,255

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT),

5.00%, 5/1/42	1,500	1,770

5.00%, 5/1/49	3,000	3,595

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds,

5.00%, 5/1/36	3,300	4,145

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series B, Regional Water,

5.00%, 11/1/50	5,000	6,203

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   104   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

California – 8.1% continued

San Francisco Municipal Transportation Agency Revenue Bonds, Series C, Green Bond,

5.00%, 3/1/51	$1,970	$2,495

San Jose Airport Revenue Refunding Bonds, Series A (AMT),

3/1/32(5)	1,000	1,295

San Jose Unified School District Santa Clara County Taxable G.O. Unlimited Refunding Bonds,

1.22%, 8/1/28	1,000	968

San Juan Unified School District G.O. Unlimited Bonds, Series N, Election of 2012,

4.00%, 8/1/29	2,000	2,320

Santa Monica Community College District Taxable G.O. Unlimited Refunding Bonds,

1.70%, 8/1/30	1,000	983

1.85%, 8/1/31	400	394

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded,

6.00%, 7/1/21(1)	1,100	1,116

Sequoia Union High School District Taxable G.O. Unlimited Refunding Bonds,

2.61%, 7/1/35	1,000	1,010

Solano County Community College G.O. Unlimited Bonds, Series A, District Election of 2012,

(Step to 5.13% on 8/1/23), 0.29%, 8/1/41(7) (8)	3,200	3,558

South Placer Wastewater Authority Revenue Refunding Bonds, Series 2020,

5.00%, 11/1/35	500	694

University of California Revenue Refunding Bonds, Series Q, Limited Project,

5.00%, 5/15/46	4,000	5,122

University of California Taxable Revenue Bonds, Series BG,

1.32%, 5/15/27	2,000	1,982

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

California – 8.1% continued

Vacaville Unified School District G.O. Unlimited Series D,

4.00%, 8/1/45	$500	$573

		163,306

Colorado – 3.3%

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding),

5.25%, 12/1/40	4,775	5,902

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), Prerefunded,

5.25%, 12/1/26(1)	225	282

Arapahoe County School District No. 6 Littleton G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.50%, 12/1/43	5,000	6,530

Aurora Water Revenue Refunding Bonds, Green Bonds,

5.00%, 8/1/41	4,000	4,751

Colorado State COPS ,Series A,

4.00%, 12/15/37	10,000	11,711

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series A, University of Denver Project,

5.00%, 3/1/40	2,500	2,987

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, University of Denver Project (NATL Insured),

5.00%, 3/1/35	2,000	2,617

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Adventist Health System Sunbelt,

4.00%, 11/15/41	1,000	1,107

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Series A, Commonspirit Health,

4.00%, 8/1/49	3,680	4,064

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   105   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Colorado – 3.3% continued
Colorado State School of Mines Institutional Enterprise Revenue Bonds, Series B,
5.00%, 12/1/42	$3,400	$4,118
Denver City & County Airport System Subordinate Revenue Refunding Bonds (AMT), Series A,
5.00%, 12/1/43	2,000	2,394
Denver City & County Dedicated Tax Revenue CABS, Series A-2,
0.00%, 8/1/37(6)	2,750	1,592
0.00%, 8/1/39(6)	2,805	1,482
Denver City & County Dedicated Tax Revenue Refunding & Improvement Bonds, Series A,
5.00%, 8/1/42	1,500	1,781
El Paso County School District No. 12 Cheyenne Mountain G.O. Unlimited Bonds (State Aid Withholding), Prerefunded,
5.25%, 9/15/24(1)	5,000	5,846
Jefferson County School District No. R-001 G.O. Unlimited Bonds (State Aid Withholding),
5.00%, 12/15/37	5,000	6,319
Little Thompson Water District Revenue Bonds,
4.00%, 12/1/50	1,275	1,514
Regional Transportation District Private Activity Revenue Refunding Bonds, Denver Transit Partners,
4.00%, 7/15/39	800	991

		65,988

Connecticut – 0.6%
Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series K, Sacred Heart University,
4.00%, 7/1/45	1,500	1,693
Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure,
5.00%, 8/1/34	3,000	3,491
Connecticut State Special Tax Obligation Revenue Bonds, Series B,
5.00%, 10/1/31	2,500	3,141

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Connecticut – 0.6% continued
University of Connecticut Revenue Bonds, Series A,
5.25%, 11/15/47	$3,000	$3,704

		12,029

Delaware – 0.1%
Delaware State G.O. Unlimited Bonds, Series A,

5.00%, 1/1/30	2,160	2,870

District of Columbia – 1.7%
District of Columbia G.O. Unlimited Bonds, Series A,
5.00%, 6/1/43	5,000	6,156
District of Columbia G.O. Unlimited Bonds, Series C,
5.00%, 6/1/38	1,000	1,129
District of Columbia Water & Sewer Authority Public Utility Subordinate Lien Multimodal Variable Revenue Bonds, Series C,
1.75%, 10/1/24(2) (3) (4)	5,000	5,196
District of Columbia Water & Sewer Authority Public Utility Subordinate Revenue Bonds, Series A, Green Bonds,
5.00%, 10/1/45	2,500	2,905
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Refunding Bonds, Series A, Dulles Metrorail & Capital Improvement,
5.00%, 10/1/44	2,000	2,374
Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT),
5.00%, 10/1/28	5,000	5,347
5.00%, 10/1/43	4,000	4,820
Washington Metropolitan Area Transit Authority Gross Revenue Bonds,
5.00%, 7/1/38	1,800	2,173
5.00%, 7/1/43	3,000	3,589

		33,689

Florida – 5.3%
Broward County Airport System Revenue Bonds (AMT),
5.00%, 10/1/42	2,500	2,941

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   106   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Florida – 5.3% continued
Broward County Airport System Revenue Bonds, Series C, Prerefunded,
5.25%, 10/1/23(1)	$5,000	$5,623
Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), Prerefunded,
5.00%, 9/1/21(1)	1,495	1,524
Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), Unrefunded Balance,
5.00%, 9/1/24	410	418
5.00%, 9/1/25	330	336
Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), Prerefunded,
5.00%, 9/1/21(1)	1,680	1,712
Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), Unrefunded Balance,
5.00%, 9/1/23	820	834
Broward County School District G.O. Unlimited Bonds,
5.00%, 7/1/41	3,410	4,465
Central Florida Expressway Authority Senior Lien Revenue Bonds, Series B,
5.00%, 7/1/44	2,500	3,087
Davie Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project,
5.00%, 4/1/48	2,000	2,301
Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A,
5.00%, 6/1/28	1,000	1,285
Florida State Department Transportation G.O. Unlimited Refunding Bonds,
3.00%, 7/1/30	2,500	2,559
Florida State Development Finance Corp. Educational Facility Revenue Bonds, Mater Academy Project, Series A,
5.00%, 6/15/50	2,000	2,247

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Florida – 5.3% continued
Florida State Higher Educational Facilities Financial Authority Revenue Bonds, Florida Institute of Technology,
4.00%, 10/1/44	$1,750	$1,876
Florida State Higher Educational Facilities Financial Authority Revenue Bonds, Ringling College Project,
5.00%, 3/1/49	3,000	3,426
Florida State Turnpike Authority Revenue Bonds, Series C, Department of Transportation,
4.50%, 7/1/43	3,000	3,223
Greater Orlando Aviation Authority Airport Facilities Priority Subordinated Revenue Bonds, Series A (AMT),
5.00%, 10/1/42	1,965	2,322
Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport,
5.00%, 10/1/44	2,500	2,833
Miami-Dade County Aviation Revenue Refunding Bonds,
5.00%, 10/1/41	450	531
Miami-Dade County Aviation Revenue Refunding Bonds (AMT),
5.00%, 10/1/27	2,000	2,291
Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT),
5.00%, 10/1/38	5,000	5,805
Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series A,
5.00%, 7/1/39	4,025	4,537
Miami-Dade County G.O. Unlimited Bonds, Series A,
5.00%, 7/1/43	2,000	2,547
Miami-Dade County Special Obligation Subordinate Taxable Revenue Refunding Bonds, Series 2,
2.14%, 10/1/30	750	729
Miami-Dade County Taxable G.O. Unlimited Refunding Bonds, Series B,
2.25%, 7/1/34	2,500	2,454

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   107   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Florida – 5.3% continued
Miami-Dade County Transit System Sales Surtax Revenue Bonds, Prerefunded,
5.00%, 7/1/22(1)	$10,000	$10,605
Miami-Dade County Transit System Sales Surtax Revenue Bonds, Series A,
4.00%, 7/1/44	1,500	1,747
4.00%, 7/1/49	495	571
4.00%, 7/1/50	5,000	5,753
Orange County HFA Multifamily Variable Revenue Bonds, Jernigan Gardens Project (HUD Sector 8 Program),
0.35%, 10/1/22(2) (3) (4)	5,000	5,005
Orlando Utilities Commission Utility System Revenue Bonds, Series B,
1.25%, 10/1/28(2) (3) (4)	3,000	2,987
Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Prerefunded,
5.00%, 10/1/21(1)	75	77
Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Unrefunded Balance,
5.00%, 10/1/31	4,925	5,040
Pasco County School Board COPS, Series A (BAM Insured),
5.00%, 8/1/43	3,000	3,604
Tampa Bay Water Regional Water Supply Authority Utility System Revenue Bonds,
5.00%, 10/1/38	5,000	5,547
Tampa Bay Water Regional Water Supply Authority Utility System Revenue Refunding Bonds, Series A,
5.00%, 10/1/36	1,750	2,120
Tampa-Hillsborough County Expressway Authority Taxable Revenue Refunding Bonds, Series B (BAM Insured),
2.64%, 7/1/36	1,000	950
2.69%, 7/1/37	1,470	1,389

		107,301

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Georgia – 1.5%
Atlanta Airport Revenue Refunding Bonds, Series B (AMT),
5.00%, 7/1/29	$2,300	$2,940
Georgia State G.O. Unlimited Bonds, Series A-Group 2,
5.00%, 8/1/31	5,000	6,690
Georgia State G.O. Unlimited Bonds, Series A-Tranche 2,
5.00%, 7/1/31	2,000	2,606
Georgia State Housing & Finance Authority Revenue Bonds, Series B,
3.25%, 12/1/49	5,000	5,223
Gwinnett County School District G.O. Unlimited Bonds,
5.00%, 2/1/40	5,000	6,316
Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A,
5.00%, 5/15/43	500	592
5.00%, 5/15/49	1,000	1,447
Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Subseries C,
4.00%, 12/1/23(2) (3) (4)	1,650	1,793
Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project,
5.50%, 7/1/60	2,500	2,857

		30,464

Hawaii – 0.5%
Hawaii State Airports System Revenue Bonds, Series A (AMT),
5.00%, 7/1/48	4,000	4,731
Honolulu City & County G.O. Unlimited Bonds, Series A,
5.00%, 9/1/43	2,000	2,460
Honolulu City & County Wastewater System Taxable Revenue Refunding Bonds, Series A,
1.00%, 7/1/27	1,265	1,223
1.47%, 7/1/30	1,500	1,434

		9,848

Idaho – 0.2%
Idaho State Health Facilities Authority Hospital Revenue Bonds, Trinity Health Credit Group,
4.00%, 12/1/43	2,000	2,286

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   108   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Idaho – 0.2% continued
University of Idaho Revenue Refunding Bonds, Series A (AGM Insured),
5.00%, 4/1/40	$1,285	$1,668

		3,954

Illinois – 4.4%
Chicago Midway Airport Second Lien Revenue Refunding Bonds, Series B,
5.25%, 1/1/34	2,500	2,693
Chicago O’Hare International Airport Revenue Refunding Bonds, Series A, Passenger Facilities Charge,
5.00%, 1/1/23	2,000	2,071
Chicago O’Hare International Airport Senior Lien General Revenue Bonds, Series D,
5.00%, 1/1/39	1,015	1,085
Chicago O’Hare International Airport Senior Lien General Revenue Refunding Bonds, Series B,
5.00%, 1/1/41	3,100	3,595
Chicago O’Hare International Airport Senior Lien Revenue Refunding Bonds, Series A,
5.00%, 1/1/35	10,000	12,655
Cook County Sales Tax Revenue Refunding Bonds,
4.00%, 11/15/38	5,000	5,626
Du Page County Revenue Refunding Bonds, Morton Abroretum Project,
3.00%, 5/15/47	1,500	1,510
Illinois State Educational Facilities Authority Revenue Bonds, Field Museum of Natural History,
3.90%, 11/1/36	1,740	1,874
Illinois State Finance Authority Academic Facilities Lease Revenue Bonds, University of Illinois at Urbana-Champaign,
5.00%, 10/1/49	1,250	1,498
Illinois State Finance Authority Revenue Bonds, Northwestern University,
5.00%, 12/1/28	1,500	1,944
Illinois State Finance Authority Revenue Bonds, Series A, DePaul University, Prerefunded,
6.13%, 4/1/21(1)	5,000	5,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Illinois – 4.4% continued
Illinois State Finance Authority Revenue Bonds, Township High School District,
4.00%, 12/1/37	$5,745	$6,727
Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare,
4.25%, 1/1/44	5,000	5,575
5.00%, 1/1/44	2,500	2,946
Illinois State Finance Authority Revenue Refunding Bonds, Northshore University Health System,
3.25%, 8/15/49	2,500	2,632
Illinois State Finance Authority Revenue Refunding Bonds, OSF Healthcare System,
3.00%, 5/15/50	2,500	2,529
4.00%, 5/15/50	3,150	3,512
Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center,
5.00%, 11/15/38	1,500	1,706
Illinois State Finance Authority Revenue Refunding Bonds, Series A, University of Chicago,
10/1/33(5)	2,250	3,033
Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A,
4.00%, 2/1/33	4,750	5,328
Illinois State Toll Highway Authority Senior Revenue Bonds, Series B,
5.00%, 1/1/41	2,000	2,383
Regional Transportation Authority Revenue Bonds, Series A (AGM Insured),
5.75%, 6/1/34	3,400	4,588
Schaumburg G.O. Unlimited Refunding Bonds, Series A,
4.00%, 12/1/41	5,000	5,303
Will, Grundy, Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Alternative Revenue Source,
5.25%, 6/1/36	2,500	2,820

		88,633

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   109   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Indiana – 0.7%
Indiana Finance Authority Environmental Facilities Variable Revenue Refunding Bonds (AMT), Indianapolis Power & Light Co. Project,
0.95%, 4/1/26(2) (3) (4)	$1,500	$1,477
Indiana Finance Authority Environmental Facilities Variable Revenue Refunding Bonds, Indianapolis Power & Light Co. Project,
0.75%, 4/1/26(2) (3) (4)	1,125	1,109
Indiana Finance Authority Wastewater Utility First Lien Revenue Bonds, Series A, CWA Authority,
5.25%, 10/1/38	3,150	3,226
4.25%, 10/1/44	3,000	3,284
Indiana State Health & Educational Facilities Financing Authority Ascension Senior Credit Group Revenue Refunding Bonds,
4.00%, 11/15/46	2,900	3,217
Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Indianapolis Airport Authority Project,
5.00%, 1/1/44	2,000	2,455

		14,768

Iowa – 0.2%
Pefa Inc., Iowa Gas Project Revenue Bonds,
5.00%, 9/1/26(2) (3) (4)	2,500	3,013

Kansas – 0.4%
Manhattan G.O. Unlimited Temporary Notes, Series 2021-01,
0.20%, 6/15/24	5,000	4,970
Olathe City G.O. Unlimited Temporary
Notes, Series A,
3.00%, 8/1/21	4,000	4,036

		9,006

Kentucky – 2.2%
Carroll County Environmental Facilities Revenue Bonds (AMT), Kentucky Utilities Co. Project,
1.75%, 9/1/26(2) (3) (4)	1,500	1,499

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Kentucky – 2.2% continued
Carroll County PCR Refunding Bonds, Kentucky Utilities Co. Project,
1.55%, 9/1/26(2) (3) (4)	$3,750	$3,729
Fayette County School District Finance Corp. Revenue Bonds, Series A (State Intercept Program),
4.00%, 5/1/38	5,000	5,533
Kentucky Bond Development Corp. Educational Facilities Revenue Refunding Bonds, Transylvania University Project,
4.00%, 3/1/49	330	366
Kentucky State Public Energy Authority Gas Supply Variable Revenue Bonds, Series C, Gas Supply,
4.00%, 2/1/28(2) (3) (4)	10,000	11,721
Louisville & Jefferson County Metro Government Pollution Control Revenue Refunding Bonds, Gas & Electric,
10/1/33(5)	10,000	9,919
Louisville & Jefferson County Metropolitan Sewer District & Drain System Revenue Bonds, Series A,
5.00%, 5/15/34	2,000	2,058
Louisville & Jefferson County Metropolitan Sewer District & Drainage System Subordinated BANS,
5.00%, 10/20/21	10,000	10,269

		45,094

Louisiana – 2.7%
Lafayette Parish School Board Sales TRB, Prerefunded,
5.00%, 4/1/27(1)	2,165	2,712
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds, Entergy Louisiana LLC Project,
4/1/36(5)	7,250	7,294
Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic Foundation Project,
4.00%, 5/15/49	5,000	5,666

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   110   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Louisiana – 2.7% continued
Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Unrefunded Balance,
5.00%, 5/15/47	$2,000	$2,283
Louisiana Public Facilities Authority Revenue Refunding Bonds, Tulane University of Louisiana Project,
5.00%, 4/1/45	5,000	6,152
Louisiana State G.O. Unlimited Bonds,
4.00%, 5/1/32	2,500	2,813
Louisiana State Gas & Fuels First Lien Revenue Refunding Bonds, Series A,
4.50%, 5/1/39	2,500	2,827
4.00%, 5/1/41	5,000	5,494
Louisiana State Gas & Fuels Revenue Refunding Bonds, Series A-1,
4.00%, 5/1/32	5,000	5,196
Louisiana State Gas & Fuels Tax Second Lien Revenue Refunding Bonds, Series C,
5.00%, 5/1/45	2,990	3,662
Louisiana State Highway Improvement Revenue Taxable Refunding Bonds, Series A,
1.54%, 6/15/29	1,880	1,814
Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds, Series A, Woman’s Hospital Foundation Project,
5.00%, 10/1/31	1,510	1,822
Shreveport Water & Sewer Revenue Bonds, Series B (BAM Insured),
5.00%, 12/1/41	5,000	5,969

		53,704

Maryland – 0.7%
Howard County G.O. Unlimited Bonds, Series A,
5.00%, 2/15/30	1,000	1,230
Maryland State G.O. Unlimited Refunding Bonds, Series B,
5.00%, 8/1/25	10,000	11,941

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Maryland – 0.7% continued
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Lifebridge Health,
5.00%, 7/1/44	$1,100	$1,294

		14,465

Massachusetts – 3.6%
Lincoln School G.O. Unlimited Bonds,
3.50%, 3/1/44	3,810	4,237
Massachusetts Bay Transportation Authority Assessment Revenue Refunding Bonds, Series A,
5.00%, 7/1/41	2,800	2,958
Massachusetts Development Finance Agency Revenue Bonds, Series P,
5.00%, 7/1/50	1,750	2,682
Massachusetts State Bay Transportation Authority Sales Tax Revenue Refunding CABS, Series A,
0.00%, 7/1/29(6)	2,500	2,179
Massachusetts State Bay Transportation Authority Sales TRB, Senior Series B,
5.25%, 7/1/33	1,900	2,584
Massachusetts State College Building Authority, Revenue Bonds, Series B, Green Bonds (State Intercept Program), Prerefunded,
5.00%, 5/1/24(1)	1,000	1,144
Massachusetts State Consolidated Loans G.O. Limited Bonds, Series E,
5.00%, 11/1/50	2,000	2,531
Massachusetts State Development Finance Agency Revenue Refunding Bonds, Suffolk University,
5.00%, 7/1/36	445	545
5.00%, 7/1/38	340	414
Massachusetts State HFA Sustainability Revenue Bonds, Series A-1 (FHA Insured),
3.00%, 12/1/50	500	517
Massachusetts State Housing Finance Agency Revenue Bonds, Series H,
4.40%, 12/1/46	1,000	1,090
Massachusetts State Port Authority Revenue Bonds, Series A,
5.00%, 7/1/40	2,725	3,171

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   111   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Massachusetts – 3.6% continued

Massachusetts State Port Authority Revenue Bonds, Series C (AMT),

5.00%, 7/1/44	$2,000	$2,442

Massachusetts State School Building Authority Sales Subordinate TRB, Series A,

5.25%, 2/15/48	5,000	6,136

Massachusetts State School Building Authority Sales Tax Revenue Refunding Bonds, Senior Series B, Social Bonds,

0.79%, 8/15/24	5,000	5,031

Massachusetts State School Building Authority Sales TRB, Senior Series A, Prerefunded,

5.00%, 5/15/23(1)	2,370	2,611

Massachusetts State School Building Authority Senior Lien Sales TRB, Series A, Prerefunded,

5.00%, 5/15/23(1)	3,015	3,322

Massachusetts State School Building Authority Senior Lien Sales TRB, Series B,

5.00%, 11/15/36	1,500	1,807

5.00%, 11/15/39	2,500	3,015

Massachusetts State School Building Authority Subordinated Sales TRB, Series A,

5.00%, 2/15/44	4,000	4,926

Massachusetts State Special Obligation Dedicated Revenue Refunding Bonds, (NATL Insured),

5.50%, 1/1/34	2,500	3,370

Massachusetts State Transportation Fund Rail Enhancement & Accelerated Revenue Bonds,

5.00%, 6/1/42	7,820	9,674

Massachusetts State Transportation Fund Revenue Bonds, Series A, Accelerated Bridge Program, Prerefunded,

5.00%, 6/1/21(1)	5,000	5,038

Massachusetts State Water Resources Authority General Revenue Bonds, Series B,

5.00%, 8/1/43	1,455	1,804

		73,228

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Michigan – 1.4%

Detroit City School District G.O. Unlimited Refunding Bonds, Series A (Q-SBLF Insured),

5.00%, 5/1/32	$1,000	$1,314

5.00%, 5/1/33	1,000	1,308

Grand Rapids Public Schools Building & Site G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 5/1/25	1,000	1,179

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I,

5.00%, 4/15/38	2,000	2,355

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, Prerefunded,

5.50%, 10/15/21(1)	3,565	3,667

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, Prerefunded,

5.38%, 10/15/21(1)	5,000	5,139

Michigan State Finance Authority Revenue Refunding Bonds, Series H-1,

5.00%, 10/1/39	5,000	5,697

Michigan State University Revenue Bonds, Series B, Board of Trustees,

5.00%, 2/15/44	2,000	2,465

Wayne County Airport Authority Revenue Bonds, Series D,

5.00%, 12/1/45	2,000	2,329

Wayne County Airport Authority Revenue Refunding Bonds, Series G,

5.00%, 12/1/34	2,625	3,093

		28,546

Minnesota – 1.0%

Metropolitan Council Minneapolis-Saint Paul Area G.O. Unlimited GANS, Series C,

5.00%, 12/1/21	20,000	20,642

Minneapolis Special School District No. 1 G.O. Unlimited Bonds, Series B, Long-Term Facilities Maintenance (School District Credit Program),

5.00%, 2/1/28	275	340

		20,982

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   112   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Missouri – 1.2%

Metropolitan Saint Louis Sewer District Wastewater System Revenue Bonds, Series B,

5.00%, 5/1/46	$3,060	$3,887

5.00%, 5/1/48	1,500	1,902

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B,

5.00%, 5/1/33	1,000	1,164

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, Prerefunded,

5.00%, 5/1/25(1)	1,605	1,892

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, Unrefunded Balance,

5.00%, 5/1/45	3,395	3,905

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds, Series A, Saint Louis University,

5.00%, 10/1/38	2,500	2,935

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, St. Luke’s Health System,

5.00%, 11/15/43	1,280	1,545

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, St. Luke’s Health System,

4.00%, 11/15/50	1,000	1,142

Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A, BJC Health System,

7/1/51(5)	5,000	5,210

		23,582

Montana – 0.1%

Montana Board of Housing Single Family Program Revenue Refunding Bonds, Series A (FHA Insured HUD VA),

3.90%, 12/1/48	90	97

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Montana – 0.1% continued

Montana Facility Finance Authority Revenue Refunding Bonds, Series A, Social Health System,

4.00%, 1/1/38	$1,250	$1,464

		1,561

Nebraska – 1.3%

Douglas County Hospital Authority No. 2 Health Facilities Revenue Bonds, Children’s Hospital Obligated Group,

5.00%, 11/15/36	1,000	1,195

5.00%, 11/15/37	1,000	1,192

Omaha Public Power District Electric Revenue Refunding Bonds, Series A,

4.00%, 2/1/42	5,000	5,803

5.00%, 2/1/42	4,250	5,216

Omaha Public Power District Electric Revenue Bonds, Series B,

4.00%, 2/1/46	5,000	5,109

Omaha Public Power District Electric Revenue Bonds, Series B, Prerefunded,

5.00%, 2/1/22(1)	2,210	2,299

University of Nebraska Facilities Corp. Taxable Revenue Refunding Bonds, Series B,

2.82%, 10/1/34	5,000	5,250

		26,064

Nevada – 0.4%

Clark County Airport System Subordinate Lien Revenue Refunding Bonds Series A-2,

4.25%, 7/1/36	5,000	5,510

Clark County School District Building G.O. Limited Bonds, Series A,

4.00%, 6/15/36	2,000	2,287

		7,797

New Jersey – 0.9%

New Jersey State EDA Revenue Bonds, Transit Transportation Project,

5.00%, 11/1/34	2,000	2,459

New Jersey State EDA Revenue School Facilities Construction Revenue Bonds,

5.00%, 6/15/34	500	617

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   113   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

New Jersey – 0.9% continued

4.00%, 6/15/44	$2,250	$2,496

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA,

3.00%, 6/15/50	2,000	1,978

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program,

5.25%, 6/15/43	4,500	5,442

New Jersey State Turnpike Authority Revenue Taxable Refunding Bonds, Series B,

1.48%, 1/1/28	3,000	2,918

Union County G.O. Unlimited Bonds,

0.63%, 3/1/26	2,270	2,277

		18,187

New York – 15.9%

Nassau County G.O. Limited RANS, Series B,

2.00%, 1/7/22	5,000	5,070

Nassau County Interim Finance Authority Revenue Taxable Refunding Bonds, Series B,

1.28%, 11/15/28	5,000	4,858

New York City Housing Development Corp. MFH Revenue Bonds, Sustainable Neighborhood Bonds,

3.00%, 11/1/39	1,750	1,828

New York City Housing Development Corp. MFH Revenue Refunding Bonds, Sustainable Neighborhood Bonds,

3.00%, 11/1/44	2,000	2,059

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution,

5.00%, 6/15/50	1,500	1,901

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Fiscal 2014,

5.00%, 6/15/46	2,000	2,186

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

New York – 15.9% continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series BB, Second Generation, Fiscal 2013,

5.00%, 6/15/47	$2,500	$2,692

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Second General Resolution,

5.00%, 6/15/40	5,000	6,100

3.50%, 6/15/42	2,000	2,330

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series AA,

5.00%, 6/15/32	10,000	10,095

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series AA-1,

5.00%, 6/15/50	7,500	9,503

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series CC-1,

4.00%, 6/15/51	5,000	5,852

5.00%, 6/15/51	3,250	4,138

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE,

5.25%, 6/15/36	2,000	2,469

5.00%, 6/15/39	1,800	2,175

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG,

5.00%, 6/15/39	2,000	2,339

New York City Municipal Water Finance Authority Water & Sewer System Subordinate Revenue Refunding Bonds, Subseries FF-2,

5.00%, 6/15/40	3,500	4,370

New York City Transitional Finance Authority Building Aid Fiscal 2015 Revenue Bonds, Series S (State Aid Withholding),

5.00%, 7/15/36	1,500	1,758

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   114   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

New York – 15.9% continued

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-3 (State Aid Withholding),

5.00%, 7/15/43	$3,000	$3,660

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds,

5.00%, 8/1/40	250	306

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Fiscal 2017,

5.00%, 2/1/40	7,485	8,977

5.00%, 2/1/43	8,310	9,910

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds,

11/1/38(5)	1,250	1,469

New York City Transitional Finance Authority Future Tax Subordinate Revenue Bonds,

3.00%, 5/1/48	4,750	4,907

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series A-3,

3.00%, 5/1/45	5,000	5,194

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series C-3,

5.00%, 5/1/41	5,000	6,077

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series E-1,

4.00%, 2/1/43	7,895	9,128

4.00%, 2/1/46	6,250	7,174

New York City Transitional Finance Authority Subordinate Revenue Bonds, Subseries B-1,

5.00%, 11/1/34	500	594

New York G.O. Limited Bonds, Series E-1,

5.00%, 3/1/50	2,500	3,128

New York G.O. Unlimited Bonds, Series E-1,

4.00%, 3/1/42	2,500	2,852

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

New York – 15.9% continued

New York G.O. Unlimited Bonds, Series F-1, Unrefunded Balance,

5.00%, 3/1/37	$80	$87

New York G.O. Unlimited Bonds, Series I, Subseries 1-I,

5.00%, 3/1/28	1,510	1,706

New York G.O. Unlimited Bonds, Subseries A-1,

4.75%, 8/1/38	3,500	3,809

New York G.O. Unlimited Bonds, Subseries F-1,

5.00%, 4/1/43	2,000	2,416

New York G.O. Unlimited Refunding Bonds, Series A-1,

5.00%, 8/1/29	5,000	6,482

New York G.O. Unlimited Refunding Bonds, Series F-1, Prerefunded,

5.00%, 3/1/23(1)	4,920	5,370

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Unrefunded Balance,

5.25%, 10/1/23	165	166

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series 2020, School Districts Financing Program (AGM Insured),

5.00%, 10/1/33	1,000	1,252

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A,

5.00%, 7/1/36	2,500	3,129

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A-2, Columbia University,

5.00%, 10/1/46	500	748

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series B, Columbia University,

5.00%, 10/1/38	4,500	5,593

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B,

5.00%, 2/15/37	2,530	3,092

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   115   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

New York – 15.9% continued

New York State Dormitory Authority Revenues Non State Supported Debt Revenue Bonds, Series A, Columbia University,

5.00%, 10/1/50	$2,500	$3,837

New York State Dormitory Authority Sales TRB, Series A, Group B,

5.00%, 3/15/38	5,090	6,117

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A,

5.00%, 3/15/33	2,000	2,434

5.25%, 3/15/38	5,000	6,326

5.25%, 3/15/39	2,500	3,155

4.00%, 3/15/47	10,000	11,450

5.00%, 3/15/49	10,000	12,516

3.00%, 3/15/51	2,500	2,583

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series E,

3.25%, 3/15/35	1,000	1,050

3.25%, 3/15/36	5,035	5,289

New York State Dormitory Authority State Personal Income TRB, Series A, Unrefunded Balance,

5.00%, 2/15/43	2,000	2,374

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Municipal Water Revolving Funds,

5.00%, 6/15/42	4,000	4,872

New York State Environmental Facilities Corp. Clean & Drinking Water Revolving Funds Pooled Financing Program Revenue Bonds, Series B, Escrowed to Maturity,

5.50%, 4/15/35	5,000	7,123

New York State Environmental Facilities Corp. Revenue Bonds, Series C, Green Bonds,

5.00%, 8/15/37	1,200	1,483

New York State Environmental Facilities Corp. State Clean & Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water,

5.00%, 6/15/41	10,000	10,090

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

New York – 15.9% continued

New York State Environmental Facilities Corp. State Clean Water & Drinking Water Subordinated Revenue Refunding SRF Bonds,

4.00%, 6/15/46	$5,000	$5,581

New York State Environmental Facilities Corp. State Clean Water & Drinking Water Subordinated Revenue Refunding SRF Bonds, New York City Municipal Water,

4.00%, 6/15/45	2,000	2,298

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series E (SonyMA, FNMA Insured),

4.15%, 11/1/47	1,000	1,075

New York State Power Authority Revenue Refunding Bonds, Series A,

4.00%, 11/15/45	3,000	3,482

New York State Thruway Authority General Revenue Junior Indebtedness Obligations Subordinate Revenue Bonds, Series B,

4.00%, 1/1/45	2,000	2,258

New York State Thruway Authority Revenue Bonds, Series J,

5.00%, 1/1/27	50	56

New York State Thruway Authority Revenue Bonds, Series N, Group 1,

5.00%, 1/1/39	10,000	12,608

New York State Thruway Authority Revenue Bonds, Series N, Group 2,

3.00%, 1/1/49	5,000	5,151

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport,

5.00%, 12/1/31	550	694

New York State Urban Development Corp. Personal Income TRB, Series A-1,

5.00%, 3/15/43	3,000	3,248

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   116   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

New York – 15.9% continued
New York State Urban Development Corp. Revenue Refunding Bonds, Series E, Group 4,
3.00%, 3/15/47	$2,000	$2,067
3.00%, 3/15/50	1,000	1,031
New York State Urban Development Corp. Taxable General Personal Income TRB,
3.90%, 3/15/33	5,000	5,493
New York Taxable G.O. Unlimited Refunding Bonds, Series D, Fiscal 2021,
1.82%, 8/1/30	2,000	1,880
Oneida Local Development Corp. Revenue Bonds, Hamilton College Project,
5.00%, 7/1/51	2,500	3,764
Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 217,
5.00%, 11/1/44	2,000	2,477
Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 186 (AMT),
5.00%, 10/15/44	3,000	3,372
Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 207 (AMT),
5.00%, 9/15/28	1,000	1,263
Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015,
5.00%, 10/15/31	500	577
Troy Capital Resource Corp. Revenue Refunding Bonds, Rensselaer Polytechnic Institute Project, Forward Delivery,
4.00%, 9/1/40	1,250	1,434
Utility Debt Securitization Authority Restructuring Revenue Refunding Bonds,
5.00%, 12/15/37	2,500	2,964
Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds,
5.00%, 12/15/39	2,500	3,093
5.00%, 12/15/40	1,000	1,235

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

New York – 15.9% continued
Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, Series TE,
5.00%, 12/15/41	$3,500	$3,905
Westchester County G.O. Limited Bonds, Series A,
4.00%, 12/1/29	625	732

		321,386

North Carolina – 1.0%
Charlotte Airport Revenue Bonds (AMT), Charlotte Douglas International,
4.00%, 7/1/39	1,255	1,405
Charlotte COPS, Series B,
3.00%, 6/1/22	2,000	2,004
Charlotte Refunding COPS, Convention Facility Project,
4.00%, 6/1/49	3,000	3,438
North Carolina Capital Facilities Finance Agency Educational Revenue Bonds, Wake Forest University,
5.00%, 1/1/48	1,000	1,192
North Carolina State Eastern Municipal Power Agency System Revenue Refunding Bonds, Series B (NATL, IBC Insured), Escrowed to Maturity,
6.00%, 1/1/22	6,015	6,276
North Carolina State Housing Finance Agency Home Ownership Revenue Bonds, Series 44,
3.00%, 7/1/46	1,000	1,031
North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway (AGM Insured),
5.00%, 1/1/49	500	614
4.00%, 1/1/55	500	562
Union County Enterprise System Revenue Bonds,
3.00%, 6/1/51	3,000	3,189
Western Carolina University Revenue Bonds, Series B,
4.00%, 4/1/45	1,000	1,161

		20,872

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   117   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Ohio – 2.6%

Berkshire Local School District G.O. Unlimited Refunding Bonds (School District Credit Program),

10/1/56(5)	$985	$1,020

Franklin City School District G.O. Unlimited Bonds, Series A (School District Credit Program),

11/1/50(5)	5,000	5,271

Hamilton County Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Project,

5.00%, 11/15/41	1,750	2,508

5.00%, 11/15/49	8,000	12,021

Liberty-Benton Local School District G.O. Unlimited Bonds (School District Credit Program),

4.00%, 11/1/44	1,975	2,265

Northeast Ohio Medical University General Receipts Revenue Refunding Bonds, Series A,

4.00%, 12/1/45	225	247

Ohio State Higher Education G.O. Unlimited Bonds, Series A,

5.00%, 5/1/34	5,780	7,111

4.00%, 5/1/38	1,750	2,128

5.00%, 5/1/40	2,000	2,628

Ohio State Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System,

4.00%, 1/1/36	1,000	1,158

Ohio State Infrastructure Improvement G.O. Unlimited Refunding Bonds, Series C,

4.00%, 8/1/21	2,080	2,106

Ohio State Turnpike Commission Revenue Bonds, Series A,

5.00%, 2/15/46	1,500	1,916

Ohio Turnpike & Infrastructure Commission Senior Lien Revenue Bonds, Series A, Prerefunded,

5.00%, 2/15/23(1)	10,000	10,893

Washington Local School District Lucas County G.O. Unlimited Bonds, Series A (School District Credit Program),

3.13%, 12/1/51	2,000	2,084

		53,356

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Oklahoma – 0.3%

Norman Regional Hospital Authority Revenue Bonds, Norman Regional Hospital Authority,

4.00%, 9/1/45	$4,000	$4,385

Oklahoma State Turnpike Authority Second Senior Revenue Bonds, Series C,

4.00%, 1/1/42	2,000	2,266

		6,651

Oregon – 1.1%

Clackamas County School District No. 12 North Clackamas G.O. Unlimited CABS, Series A, (School Board Guaranty Program),

0.00%, 6/15/38(6)	7,500	4,135

Clackamas County School District No. 62C Oregon City G.O. Unlimited CABS, Series A (School Board Guaranty Program),

0.00%, 6/15/37(6)	1,000	602

Medford Hospital Facilities Authority Revenue Refunding Bonds, Series A, Asante Project (AGM Insured),

4.00%, 8/15/45	1,000	1,162

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series A, Prerefunded,

5.00%, 11/15/24(1)	1,100	1,285

Oregon State G.O. Unlimited Bonds, Article XI-M and XI-N Seismic Grant Program,

5.00%, 6/1/30	1,005	1,346

5.00%, 6/1/31	1,000	1,366

Oregon State Health & Science University Revenue Refunding Bonds, Series A,

4.00%, 7/1/44	1,000	1,153

Oregon State Health & Science University Revenue Refunding Bonds, Series B,

5.00%, 7/1/38	2,035	2,399

Port of Portland International Airport Revenue Bonds,

5.00%, 7/1/49	2,010	2,426

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   118   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Oregon – 1.1% continued

Salem Hospital Facility Authority Revenue Refunding Bonds, Multi Model Salem Health Projects,

5.00%, 5/15/44	$3,500	$4,275

Washington Multnomah & Yamhill Counties Hillsboro School District No. 1J G.O. Unlimited Bonds (School Board Guaranty Program),

5.00%, 6/15/35	2,000	2,437

		22,586

Pennsylvania – 1.4%

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds (AGM Insured),

4.00%, 6/1/39	5,000	5,667

Delaware County Regional Water Quality Control Authority Sewer Revenue Bonds,

5.00%, 5/1/32	820	960

5.00%, 5/1/35	865	1,009

Franklin County G.O. Unlimited Refunding Bonds,

4.00%, 11/1/33	1,075	1,247

Pennsylvania State G.O. Unlimited Bonds, Series 1,

4.00%, 3/15/35	2,500	2,770

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, University of Pennsylvania Health System,

5.00%, 8/15/49	5,000	6,193

Pennsylvania State Turnpike Commission Oil Franchise Tax Subordinate Revenue Bonds, Series B,

5.00%, 12/1/43	2,500	3,046

Pennsylvania State Turnpike Commission Revenue Bonds, Series A-2,

5.00%, 12/1/48	2,000	2,429

Springfield School District Delaware County G.O. Unlimited Bonds (State Aid Withholding),

4.00%, 3/1/43	1,500	1,734

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Pennsylvania – 1.4% continued

Upper Merion Area School District G.O. Limited Bonds (State Aid Withholding),

4.00%, 9/1/49	$1,100	$1,255

West Shore School District G.O. Limited Bonds (State Aid Withholding),

4.00%, 11/15/48	1,000	1,144

		27,454

Rhode Island – 0.4%

Rhode Island Infrastructure Bank Municipal Road & Bridge Revolving Fund Revenue Bonds, Series A,

5.00%, 10/1/29	1,430	1,851

Rhode Island Turnpike & Bridge Authority Motor Fuel TRB, Series A,

4.00%, 10/1/44	5,265	6,001

		7,852

South Carolina – 2.1%

Charleston County School District G.O. Unlimited BANS, Phase IV Sales Tax Project (SCSDE Insured),

5.00%, 5/12/21	10,000	10,055

Florence County G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 6/1/23	5,605	6,184

Patriots Energy Group Financing Agency South Carolina Gas Supply Revenue Bonds, Series A,

4.00%, 2/1/24(2) (3) (4)	2,000	2,183

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004 (BHAC, CR MBIA Insured),

5.38%, 1/1/25	5,750	6,746

South Carolina State G.O. Unlimited Refunding Bonds, Medical University of South Carolina,

5.00%, 4/1/25	1,375	1,624

South Carolina State G.O. Unlimited Refunding Bonds, Series A, Economic Development,

5.00%, 4/1/24	2,715	3,096

South Carolina State G.O. Unlimited Refunding Bonds, Series C, University of South Carolina,

5.00%, 4/1/25	1,090	1,287

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   119   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

South Carolina – 2.1% continued
South Carolina State Jobs-EDA Hospital Facilities Revenue Refunding Bonds, Bon Secours Mercy Health,
4.00%, 12/1/44	$2,000	$2,293
South Carolina State Transportation Infrastructure Bank Variable Revenue Refunding Bonds, Series 2003B,
(Floating, ICE LIBOR USD 1M + 0.45%), 0.53%, 10/1/22(2) (4)	9,900	9,906

		43,374

Tennessee – 0.5%
Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Lipscomb University Project,
5.25%, 10/1/58	1,500	1,727
Metropolitan Nashville Airport Authority Subordinate Revenue Bonds, Series B (AMT),
4.00%, 7/1/49	2,000	2,241
Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 1B,
3.38%, 7/1/38	110	115
Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 2B,
3.95%, 1/1/38	170	180
Tennessee State G.O. Unlimited Bonds, Series A,
5.00%, 9/1/34	5,000	6,237

		10,500

Texas – 10.0%
Austin Electric Utility System Revenue Refunding Bonds, Series A,
5.00%, 11/15/28	500	599
Central Regional Mobility Authority Revenue Refunding Bonds,
5.00%, 1/1/46	750	852
Central Texas Regional Mobility Authority Revenue Bonds, Series B,
1/1/51(5)	650	735

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Texas – 10.0% continued
Conroe Independent Tax School District G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.),
5.00%, 2/15/30	$1,500	$1,990
Dallas Area Rapid Transit Sales Tax Revenue Refunding Bonds, Series A,
5.00%, 12/1/31	3,425	4,081
Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Series A, Texas Medical Center,
0.90%, 5/15/25(2) (3) (4)	2,500	2,501
Harris County Toll Road First Lien Revenue Refunding Bonds,
4.00%, 8/15/50	5,000	5,839
Houston Airport System Subordinate Revenue Bonds, Series A (AMT),
4.00%, 7/1/47	2,000	2,238
Lower Colorado River Authority Revenue Refunding Bonds,
5.00%, 5/15/39	2,500	2,709
Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services,
5.00%, 5/15/46	2,500	3,105
North Texas Tollway Authority Revenue Refunding Bonds,
4.25%, 1/1/49	1,500	1,678
North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier,
5.00%, 1/1/39	2,500	3,038
Northside Texas Independent School District Building G.O. Unlimited Bonds, Series A (PSF, Gtd.),
4.00%, 6/1/30	4,390	4,571
Pflugerville Independent School District Tax School Building G.O. Unlimited Bonds, Series 2014 (PSF, Gtd.),
4.00%, 2/15/33	5,000	5,467
San Antonio Taxable G.O. Limited Refunding Bonds,
1.64%, 2/1/30	5,000	4,901
Texas State Department of Housing & Community Affairs Revenue Bonds, Series A (GNMA Insured),
3.38%, 9/1/39	2,730	2,921

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   120   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Texas – 10.0% continued
Texas State G.O. Unlimited Refunding Bonds, Series A, Transportation Commission, Prerefunded,
5.00%, 10/1/24(1)	$5,000	$5,811
Texas State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds,
5.00%, 12/15/32	3,000	3,967
Texas State Private Activity Bond Surface Transportation Corp. Revenue Refunding Bonds, LBJ Infrastructure Group,
4.00%, 6/30/40	1,000	1,138
Texas State TRANS,
4.00%, 8/26/21	135,000	137,125
Texas State Water Development Board TRB, Series B,
3.03%, 10/15/39	750	762
University of Texas Permanent University Fund Revenue Bonds, Series B,
4.00%, 7/1/41	5,000	5,602

		201,630

Utah – 0.7%
Davis County School District G.O. Unlimited Bonds, Utah School Bond Guaranty Program (School Board Guaranty Program),
3.00%, 6/1/30	3,330	3,594
Park City Sales TRB,
4.00%, 12/15/31	2,200	2,644
Provo G.O. Unlimited Refunding Bonds,
5.00%, 1/1/26	500	603
Salt Lake City Airport Revenue Bonds, Series A (AMT),
5.00%, 7/1/42	3,000	3,536
University of Utah Revenue Bonds, Series A,
5.00%, 8/1/44	2,000	2,449
Utah State Transit Authority Senior Lien Sales TRB,
5.00%, 12/15/33	1,125	1,401

		14,227

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Virginia – 0.9%
Arlington County IDA Revenue Refunding Bonds, Virginia Hospital Center,
4.00%, 7/1/45	$2,000	$2,291
Norfolk G.O. Unlimited Bonds, Series A, Prerefunded,
5.00%, 10/1/26(1)	500	619
Norfolk G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), Prerefunded,
5.00%, 10/1/22(1)	500	536
Roanoke EDA Hospital Revenue Refunding Bonds, Series A, Carilion Clinic Obligated Group,
5.00%, 7/1/47	3,000	4,430
Virginia State College Building Authority Educational Facilities Revenue Bonds, 21st Century College & Equipment, Prerefunded,
4.50%, 2/1/23(1)	5,000	5,397
Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects,
4.00%, 5/15/37	2,000	2,072
Virginia State Small Business Financing Authority Revenue Refunding Bonds, National Senior Campuses,
3.38%, 1/1/51	3,000	3,035

		18,380

Washington – 2.0%
Central Puget Sound Regional Transit Authority Revenue Bonds, Green Bonds, Series S-1,
5.00%, 11/1/46	2,500	3,724
Central Puget Sound Regional Transit Authority Sales & Use Tax Revenue Refunding & Improvement Bonds, Series S-1, Green Bonds,
5.00%, 11/1/50	5,000	5,825
Grant County Public Utility District No. 2 Electric Variable Revenue Refunding Bonds, Series S,
2.00%, 12/1/23(2) (3) (4)	5,000	5,192
King County Public District No. 2 (Evergreenhealth) G.O. Limited Bonds, Series A,
4.00%, 12/1/45	1,500	1,712

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   121   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Washington – 2.0% continued

Snohomish County Public Utility District No. 1 Electric System Revenue Bonds,

5.00%, 12/1/40	$560	$661

Washington State G.O. Unlimited Bonds, Series B,

5.00%, 2/1/37	5,000	5,813

Washington State G.O. Unlimited Bonds, Series C,

5.00%, 2/1/32	2,230	2,800

5.00%, 2/1/40	2,500	3,270

Washington State Health Care Facilities Authority Revenue Refunding Bonds, Providence Health & Services,

5.00%, 10/1/38	5,000	5,682

Washington State Housing Finance Commission SFM Revenue Refunding Bonds,

3.70%, 12/1/34	20	21

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E,

5.00%, 2/1/38	2,000	2,233

Washington State University Revenue Refunding Bonds,

5.00%, 4/1/40	1,320	1,513

Washington State Various Purpose G.O. Unlimited Bonds, Series A,

5.00%, 8/1/39	1,500	1,876

		40,322

West Virginia – 0.3%

Marshall University Revenue Refunding Bonds, Series A (AGM Insured),

4.00%, 5/1/50	5,000	5,658

Wisconsin – 1.2%

PFA Healthcare Facilities Revenue Bonds, Appalachian Regional Healthcare System Obligated,

4.00%, 7/1/46	750	838

PFA Hospital Revenue Refunding Bonds, Renown Regional Medical Center Project,

3.00%, 6/1/45	2,500	2,573

4.00%, 6/1/45	3,250	3,679

University Hospitals & Clinics Authority Revenue Refunding Bonds, Series A,

4.25%, 4/1/48	4,000	4,508

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 86.6% continued

Wisconsin – 1.2% continued

Wisconsin State G.O. Unlimited Bonds, Series A,

5.00%, 5/1/40	$3,000	$3,575

Wisconsin State G.O. Unlimited Refunding Bonds, Series 2021-2,

5.00%, 5/1/29	1,000	1,311

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Children’s Hospital of Wisconsin,

3.00%, 8/15/50	1,000	1,045

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Marquette University,

5.00%, 10/1/35	1,025	1,212

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Milwaukee Regional Medical Center,

4.13%, 4/1/46	1,500	1,567

Wisconsin State Housing & EDA Revenue Bonds, Series A,

4.45%, 5/1/57	2,305	2,555

Wisconsin State Taxable G.O. Unlimited Refunding Bonds, Series 3,

0.80%, 5/1/26	1,500	1,482

		24,345

Wyoming – 0.1%

Laramie County Hospital Revenue Refunding Bonds, Cheyenne Regional Medical Center,

3.00%, 5/1/42	1,000	1,051
Total Municipal Bonds

(Cost $1,700,220)		1,750,519

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 7.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

0.00%(9) (10)	147,183,595	$147,184
Total Investment Companies

(Cost $147,184)		147,184

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   122   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 6.9%

Anchorage G.O. Unlimited TANS,

1.50%, 12/15/21	$2,250	$2,271

Broward County School District Revenue TANS,

2.00%, 6/30/21	5,000	5,024

California State Infrastructure & Economic Development Bank Revenue Bonds (AMT), Brightline West Passenger,

0.45%, 7/1/21(2) (3) (4) (11)	6,250	6,251

Colorado State General Fund TRANS,

4.00%, 6/25/21	10,000	10,091

Director of the State of Nevada Department of Business & Industry Revenue Bonds (AMT), Brightline West Passenger,

0.50%, 7/1/21(2) (3) (4)	1,500	1,500

Greenville County School District G.O. Unlimited Bonds, Series C (SCSDE Insured),

3.00%, 6/1/21	5,000	5,024

Hennepin County Variable G.O. Unlimited Refunding Bonds, Series B,

0.07%, 4/12/21(2) (4) (12)	4,535	4,535

Jersey City G.O. Unlimited BANS, Series A,

1.50%, 1/12/22	5,000	5,052

Los Angeles County Schools Pooled Financing Program COPS, Series B-1,

2.00%, 12/30/21	10,000	10,139

Los Angeles County TRANS, Series A,

4.00%, 6/30/21	5,000	5,048

Los Angeles TRANS,

4.00%, 6/24/21	10,000	10,090

Nassau County G.O. Limited RANS, Series A,

2.00%, 12/10/21	10,000	10,125

Nassau County G.O. Limited TANS, Series A,

2.00%, 9/15/21	15,000	15,128

New York City Transitional Finance Authority Future Tax Secured Adjustable Subordinate Revenue Bonds,

0.04%, 4/5/21(2) (4) (12)	4,500	4,500

Ohio State University Variable Revenue Bonds, Series B,

0.06%, 4/12/21(2) (4) (12)	900	900

Riverside County TRANS,

4.00%, 6/30/21	5,000	5,049

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 6.9% continued

Utah County Hospital Revenue Bonds, Series C, IHC Health Services, Inc.,

0.04%, 4/5/21(2) (4) (12)	$3,210	$3,210

Westchester County G.O. Limited TANS, Series A,

1.00%, 5/26/21	10,000	10,013

Westchester County G.O. Limited TANS, Series B,

2.00%, 10/18/21	25,000	25,251
Total Short-Term Investments
(Cost $139,199)		139,201

Total Investments – 100.9%
(Cost $1,989,103)		2,039,281

Liabilities less Other Assets – (0.9%)		(18,990)
NET ASSETS – 100.0%		$2,020,291

(1)	Maturity date represents the prerefunded date.

(2)	Maturity date represents the puttable date.

(3)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.

(4)	Variable rate security. Rate as of March 31, 2021 is disclosed.

(5)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.
(6)	Zero coupon bond.

(7)	Discount rate at the time of purchase.

(8)	Step coupon bond. Rate as of March 31, 2021 is disclosed.

(9)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(10)	7-day current yield as of March 31, 2021 is disclosed.

(11)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(12)

Rate is determined by a remarketing agent and, in the agent’s judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   123   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

BHAC - Berkshire Hathaway Assurance Corporation

CABS - Capital Appreciation Bonds

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

CR - Custody Receipt

CSCDA - California Statewide Communities Development Authority

CWA - Clean Water Act

EDA - Economic Development Authority

FHA - Federal Housing Administration

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GANS - Grant Anticipation Notes

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HFA - Housing Finance Authority

HUD - Housing and Urban Development

IBC - Insured Bond Certificates

ICE - Intercontinental Exchange

IDA - Industrial Development Authority

LCRA - Lower Colorado River Authority

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

MBIA - Municipal Bonds Insurance Association

MFH - Multi-Family Housing

NATL - National Public Finance Guarantee Corporation

PCR - Pollution Control Revenue

PFA - Public Finance Authority

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

RANS - Revenue Anticipation Notes

SCSDE - South Carolina State Department of Education

SFM - Single Family Mortgage

SonyMA - State of New York Mortgage Agency

SRF - Special Revenue Fund

TANS - Tax Anticipation Notes

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

USD - United States Dollar

VA - Veterans Affairs

Percentages shown are based on Net Assets.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Airport	5.7%

General	24.6

General Obligation	15.3

Higher Education	6.5

Medical	6.4

Power	5.0

School District	5.9

Short-Term Investments	7.3

Transportation	8.1

Water	8.8

All other sectors less than 5%	7.3

Total Investments	100.9

Liabilities less Other Assets	(0.9)

Net Assets	100.0%

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS   124   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Corporate Bonds	$—	$2,377	$—	$2,377

Municipal Bonds(1)	—	1,750,519	—	1,750,519

Investment Companies	147,184	—	—	147,184

Short-Term Investments	—	139,201	—	139,201
Total Investments	$147,184	$1,892,097	$—	$2,039,281

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   125   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 42 funds as of March 31, 2021, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds (each, a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. government securities or U.S. government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, exposure to securities involving sub-prime mortgages may cause a municipal bond

TAX-EXEMPT FIXED INCOME FUNDS   126   NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2021

insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2021, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on the date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual fund generally are allocated among all funds in the Trust in proportion to each Fund’s relative net assets. Expenses are recognized on an accrual basis.

F) TERM LOANS The High Yield Municipal Fund may purchase assignments of, and participations in, term loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Fund may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments, if any, represent a future obligation, in full, and are recorded as a liability on the Statements of Assets and Liabilities at fair value.

The Fund may purchase the securities of distressed companies, including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse would be against the collateral securing the debtor-in-possession financing.

G) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Arizona Tax-Exempt	Daily	Monthly

California Intermediate Tax-Exempt	Daily	Monthly

California Tax-Exempt	Daily	Monthly

High Yield Municipal	Daily	Monthly

Intermediate Tax-Exempt	Daily	Monthly

Short-Intermediate Tax-Exempt	Daily	Monthly

Tax-Exempt	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the net assets or the NAVs per share of the Funds. At March 31, 2021, the following reclassifications were recorded:

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)

Short-Intermediate Tax-Exempt	$20	$(20)

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period from November 1, 2020, through March 31, 2021, the Tax-Exempt Fund incurred net capital losses and/or late year ordinary losses, of $1,833,000, for which the Fund intends to treat as having been incurred in the following fiscal year.

Capital losses incurred that will be carried forward indefinitely are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

Arizona Tax-Exempt	$1,241	$–

California Intermediate Tax-Exempt	–	581

High Yield Municipal	6,209	–

At March 31, 2021, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED

				UNREALIZED
	TAX-EXEMPT	ORDINARY	LONG-TERM	GAINS
Amounts in thousands	INCOME	INCOME*	CAPITAL GAINS	(LOSSES)

Arizona Tax-Exempt	$62	$–	$–	$5,590

California Intermediate Tax-Exempt	199	–	–	21,917

California Tax-Exempt	91	–	466	10,773

High Yield Municipal	447	1	–	23,836

Intermediate Tax-Exempt	810	2,264	3,308	98,086

Short-Intermediate Tax-Exempt	–	2,487	1,945	11,263

Tax-Exempt	486	7,193	–	49,843

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2021, was as follows:

	DISTRIBUTIONS FROM

	TAX-EXEMPT	ORDINARY	LONG-TERM
Amounts in thousands	INCOME	INCOME*	CAPITAL GAINS

Arizona Tax-Exempt	$3,451	$4	$–

California Intermediate Tax-Exempt	11,203	32	938

California Tax-Exempt	5,103	130	969

High Yield Municipal	19,440	36	–

Intermediate Tax-Exempt	56,719	15,544	4,842

Short-Intermediate Tax-Exempt	10,076	7,781	6,733

Tax-Exempt	39,127	2,788	5,325

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM

	TAX-EXEMPT	ORDINARY	LONG-TERM
Amounts in thousands	INCOME	INCOME*	CAPITAL GAINS

Arizona Tax-Exempt	$3,232	$121	$–

California Intermediate Tax-Exempt	12,372	337	94

California Tax-Exempt	5,094	262	1,200

High Yield Municipal	19,706	286	–

Intermediate Tax-Exempt	63,369	13,844	642

Short-Intermediate Tax-Exempt	15,358	4,657	665

Tax-Exempt	36,760	6,670	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2021, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense and Other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average

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daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2021.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2021.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 18, 2019, which expired on November 16, 2020 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on August 19-20, 2020, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 16, 2020 and will expire on November 15, 2021, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2021. There were no outstanding loan amounts at March 31, 2021.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2021, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL ANNUAL
	MANAGEMENT FEES

				CONTRACTUAL
	FIRST	NEXT	OVER	EXPENSE
	$1.5 BILLION	$1 BILLION	$2.5 BILLION	LIMITATIONS

Arizona Tax-Exempt	0.43%	0.417%	0.404%	0.45%

California Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%

California Tax-Exempt	0.43%	0.417%	0.404%	0.45%

High Yield Municipal	0.77%	0.747%	0.725%	0.60%

Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Short-Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Tax-Exempt	0.43%	0.417%	0.404%	0.45%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2021. The contractual reimbursement arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, during the fiscal year ended March 31, 2021, NTI reimbursed certain additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund.

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NOTES TO THE FINANCIAL STATEMENTS continued

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2021, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. For the fiscal year ended March 31, 2021, NTI reimbursed each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2021, the Funds did not engage in any purchases and/or sales of securities from an affiliated entity.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2021, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Arizona Tax-Exempt	$–	$51,314	$–	$24,380

California Intermediate Tax-Exempt	–	95,488	–	81,307

California Tax-Exempt	–	73,842	–	53,947

High Yield Municipal	–	200,618	–	167,983

Intermediate Tax-Exempt	–	2,103,914	–	2,081,908

Short-Intermediate Tax-Exempt	–	730,493	–	750,302

Tax-Exempt	–	1,684,224	–	1,381,960

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2021, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

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Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Arizona Tax-Exempt	$6,222	$(632)	$5,590	$162,430

California Intermediate Tax-Exempt	23,007	(1,090)	21,917	507,151

California Tax-Exempt	11,370	(597)	10,773	207,971

High Yield Municipa	29,867	(6,093)	23,774	577,193

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Intermediate Tax-Exempt	$106,129	$(8,043)	$98,086	$3,033,432

Short-Intermediate Tax-Exempt	12,652	(1,389)	11,263	940,569

Tax-Exempt	58,969	(9,126)	49,843	1,989,438

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Arizona Tax-Exempt	4,674	$51,159	153	$1,666	(1,901)	$(20,667)	2,926	$32,158

California Intermediate Tax-Exempt	10,252	112,491	211	2,314	(7,637)	(83,298)	2,826	31,507

California Tax-Exempt	3,523	41,711	213	2,540	(1,845)	(21,825)	1,891	22,426

High Yield Municipal	25,762	223,988	247	2,137	(20,408)	(173,294)	5,601	52,831

Intermediate Tax-Exempt	64,440	701,449	1,867	20,443	(65,257)	(709,242)	1,050	12,650

Short-Intermediate Tax-Exempt	19,629	207,317	1,317	13,820	(18,037)	(189,500)	2,909	31,637

Tax-Exempt	61,337	673,302	1,024	11,314	(30,538)	(333,650)	31,823	350,966

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Arizona Tax-Exempt	3,414	$37,065	149	$1,607	(2,123)	$(22,811)	1,440	$15,861

California Intermediate Tax-Exempt	8,226	89,217	173	1,871	(9,163)	(99,145)	(764)	(8,057)

California Tax-Exempt	3,184	37,530	239	2,806	(2,352)	(27,533)	1,071	12,803

High Yield Municipal	22,492	199,440	209	1,844	(12,302)	(107,103)	10,399	94,181

Intermediate Tax-Exempt	66,812	717,984	1,295	13,905	(47,750)	(511,497)	20,357	220,392

Short-Intermediate Tax-Exempt	14,979	156,298	527	5,491	(23,345)	(243,234)	(7,839)	(81,445)

Tax-Exempt	62,550	678,388	825	8,929	(20,854)	(225,494)	42,521	461,823

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Arizona Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$6,497	$55,156	$53,231	$–	$–	$2	$8,422	8,421,942

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

California Intermediate Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$14,837	$156,911	$139,941	$–	$–	$10	$31,807	31,807,330

California Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	8,041	92,713	86,085	–	–	6	14,669	14,669,106

High Yield Municipal	Northern Institutional Funds - U.S. Government Portfolio (Shares)	20,009	216,644	191,478	–	–	9	45,175	45,175,436

Intermediate Tax-Exempt	Northern Institutional Funds - Municipal Portfolio (Shares)	125,000	–	125,000	–	–	65	–	–

	Northern Institutional Funds - U.S. Government Portfolio (Shares)	135,873	1,624,522	1,513,542	–	–	56	246,853	246,853,284

	Total	$260,873	$1,624,522	$1,638,542	$–	$–	$121	$246,853	246,853,284

Short-Intermediate Tax-Exempt	Northern Institutional Funds - Municipal Portfolio (Shares)	25,000	–	25,000	–	–	13	–	–

	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$42,134	$611,396	$572,065	$–	$–	$23	$81,465	81,465,421

	Total	$67,134	$611,396	$597,065	$–	$–	$36	$81,465	81,465,421

Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$103,533	$1,149,725	$1,106,074	$–	$–	$62	$147,184	147,183,595

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

12. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based

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on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

13. CORONAVIRUS (COVID-19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds, comprising the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, and Tax-Exempt Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the seven portfolios constituting the Northern Funds as of March 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 25, 2021

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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TAX INFORMATION	MARCH 31, 2021 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2020, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

California Intermediate Tax-Exempt	$0.019706

California Tax-Exempt	0.051784

Intermediate Tax-Exempt	0.017480

Short-Intermediate Tax-Exempt	0.075486

Tax-Exempt	0.030670

EXEMPT-INTEREST DIVIDENDS — During the fiscal year ended March 31, 2021, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund – 99.89%, California Intermediate Tax-Exempt Fund – 99.72%, California Tax-Exempt Fund – 99.38%, High Yield Municipal Fund – 99.82%, Intermediate Tax-Exempt Fund – 98.62%, Short-Intermediate Tax-Exempt Fund – 99.32% and Tax-Exempt Fund – 98.40%.

LONG-TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2021:

Amounts in thousands	LONG-TERM CAPITAL GAIN

California Tax-Exempt	$466

Intermediate Tax-Exempt	3,308

Short-Intermediate Tax-Exempt	1,945

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TAX-EXEMPT FIXED INCOME FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2021 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 18-19, 2020, the Board received and reviewed the annual written report of the Committee, on behalf of NTI (the “Report”), concerning the operation of the Program for the period from October 1, 2019 to September 30, 2020 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of the assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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TAX-EXEMPT FIXED INCOME FUNDS

FUND EXPENSES	MARCH 31, 2021 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2020 through March 31, 2021.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2020 - 3/31/2021 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 130), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/2020-
SHARES	RATIO	10/1/2020	3/31/2021	3/31/2021

Actual	0.46%	$1,000.00	$1,005.30	$2.30

Hypothetical	0.46%	$1,000.00	$1,022.64	$2.32

CALIFORNIA INTERMEDIATE TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/2020-
SHARES	RATIO	10/1/2020	3/31/2021	3/31/2021

Actual	0.45%	$1,000.00	$1,005.80	$2.25

Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

CALIFORNIA TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/2020-
SHARES	RATIO	10/1/2020	3/31/2021	3/31/2021

Actual	0.46%	$1,000.00	$1,009.20	$2.30

Hypothetical	0.46%	$1,000.00	$1,022.64	$2.32

HIGH YIELD MUNICIPAL

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/2020-
SHARES	RATIO	10/1/2020	3/31/2021	3/31/2021

Actual	0.60%	$1,000.00	$1,050.80	$3.07

Hypothetical	0.60%	$1,000.00	$1,021.94	$3.02

INTERMEDIATE TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/2020-
SHARES	RATIO	10/1/2020	3/31/2021	3/31/2021

Actual	0.45%	$1,000.00	$1,007.10	$2.25

Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

SHORT-INTERMEDIATE TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/2020-
SHARES	RATIO	10/1/2020	3/31/2021	3/31/2021

Actual	0.45%	$1,000.00	$1,002.10	$2.25

Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2020 through March 31, 2021, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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FUND EXPENSES (continued)	MARCH 31, 2021 (UNAUDITED)

TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/2020-
SHARES	RATIO	10/1/2020	3/31/2021	3/31/2021

Actual	0.45%	$1,000.00	$1,010.00	$2.26

Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2020 through March 31, 2021, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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TRUSTEES AND OFFICERS	MARCH 31, 2021 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 47 portfolios in the Northern Funds Complex—Northern Funds offers 42 portfolios and Northern Institutional Funds consists of 5 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 60 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 55 Trustee since 2019

•  Chief Schooling Officer since May 2020 and Head of School Management and Technology from July 2016 to May 2020, Success Academy Charter Schools;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 71 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 62 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 64 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 64 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

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TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 63 Trustee since 2000

•  Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 55 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (Including Managing Director at Lattice Strategies, LLC (2014 to 2016), which was acquired by Hartford Funds in 2016);

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (Including Barclay Global Investors, acquired by BlackRock in 2009);

•  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company—27 portfolios)

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4) An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 62 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017

Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

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MARCH 31, 2021 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Victor Fernandez Age: 44 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since September 2020

Senior Vice President of Northern Trust Investments, Inc. since September 2020; Deputy Chief Compliance Officer of Aegon USA Investment Management, LLC from 2017 to September 2020; Director of Aegon USA Investment Management, LLC from 2015 to 2017; Director of INTECH Investment Management LLC from 2011 to 2015.

Darlene Chappell Age: 58 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009

Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006.

Randal E. Rein Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008

Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 53 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011.

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TRUSTEES AND OFFICERS continued	MARCH 31, 2021 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011

Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 60 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019

Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016.

Gregory A. Chidsey Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 60 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019

Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Deputy General Counsel and Senior Vice President at The Northern Trust Company since June 2020; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since October 2020.

Jose J. Del Real, Esq. Age: 43 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018

Assistant General Counsel and Senior Vice President of Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 38 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Senior Vice President of The Northern Trust Company since 2021; Vice President of The Northern Trust Company from 2016 to 2021.

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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TAX-EXEMPT FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

AZ TAX-EXEMPT FUND[1,3,4,5,6,7,8]	INTERMEDIATE TAX-EXEMPT FUND[1,3,6,7,8]
CA INTERMEDIATE TAX-EXEMPT FUND[1,3,4,5,6,7,8]	SHORT-INTERMEDIATE TAX-EXEMPT FUND[1,3,6,7,8]
CA TAX-EXEMPT FUND[1,3,4,5,6,7,8]	TAX-EXEMPT FUND[1,3,6,7,8]
HIGH YIELD MUNICIPAL FUND[1,2,3,6,7,8]

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably, including in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. Fixed income securities may experience increased volatility, illiquidity or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, or lack of liquidity in markets, which may be caused by numerous factors, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment.

2 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

3 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

4 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

5 State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

6 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

7 Interest Rate/Maturity Risk: Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low or declining interest rate environment poses risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

8 Credit (or Default) Risk: The inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

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TAX-EXEMPT FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s web site at sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

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PROTECTING YOUR PRIVACY

Protecting your privacy is important at Northern Funds, which is why we wanted you to know:

◾	We do not sell non-public personal information about our investors or former investors to any outside company.

◾

We have policies that limit access to your information to only those people who need it to perform their jobs and provide services to you, and we have physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

◾

We collect information about you from applications, forms, conversations and your use of our Web site; third parties with your permission; and your transactions with us, our affiliates and our joint marketing partners.

◾

We do not disclose the information we collect about our investors or former investors to anyone, except to companies that perform services for us, affiliates with whom we have joint marketing agreements such as Northern Trust, (1) for our everyday purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations or report to credit bureaus or (2) as permitted by law.

◾

The information includes account balances and account history. You may limit our use or sharing of information about you with our affiliates and joint marketing partners for marketing purposes by calling 800-595-9111 weekdays from 7:00 a.m. to 5:00 p.m. Central time or by writing to us at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986.

If our information sharing practices change, we will send you a revised notice. You can also visit our Web site, northerntrust.com/funds, for an online version of our current privacy notice.

SHAREHOLDER COMMUNICATIONS

In order to help reduce expenses and reduce the amount of mail that you receive, we generally send a single copy of all materials, including prospectuses, financial reports, proxy statements and information statements to all investors who share the same mailing address, even if more than one person in a household holds shares of a fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center either by telephone at 800-595-9111; by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986; or by sending an e-mail to northern-funds@ntrs.com.

Not part of the Annual Report

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©2021 Northern Funds

FIX ANR TF (5/21)

NORTHERN MONEY MARKET FUNDS

ANNUAL REPORT

MARCH 31, 2021

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

MONEY MARKET FUNDS

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

You could lose money by investing in the Funds. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.
The Money Market Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

2	PORTFOLIO MANAGEMENT COMMENTARY

5	STATEMENTS OF ASSETS AND LIABILITIES

6	STATEMENTS OF OPERATIONS

7	STATEMENTS OF CHANGES IN NET ASSETS

8	FINANCIAL HIGHLIGHTS

11	SCHEDULES OF INVESTMENTS

11	MONEY MARKET FUND
Ticker Symbol: NORXX

14	U.S. GOVERNMENT MONEY MARKET FUND
Ticker Symbol: NOGXX

19	U.S. GOVERNMENT SELECT MONEY MARKET FUND
Ticker Symbol: NOSXX

23	NOTES TO THE FINANCIAL STATEMENTS

31	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

32	TAX INFORMATION

33	SHAREHOLDER MEETING RESULTS

34	FUND EXPENSES

35	TRUSTEES AND OFFICERS

39	INVESTMENT CONSIDERATIONS

40	FOR MORE INFORMATION

NORTHERN FUNDS ANNUAL REPORT    1    MONEY MARKET FUNDS

MONEY MARKET FUNDS

MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Board of Trustees (the “Board”) of Northern Funds approved a Plan of Reorganization of the Money Market Fund with and into the U.S. Government Money Market Fund. The Board determined, after consideration of a number of factors, that the reorganization was in the best interests of each Fund and their shareholders, and that shareholders’ interests would not be diluted as a result of the reorganization. At a shareholders meeting held on March 31, 2021, shareholders approved the Plan of Reorganization, which occurred on April 9, 2021.

The investment backdrop generally stabilized following significant volatility in early 2020. The U.S. Federal Reserve (the “Fed”) provided unprecedented support to the markets, including the introduction of the Money Market Mutual Fund Liquidity Facility (MMLF). The MMLF, in which the Fund participated in early April 2020, helped to restore liquidity and normal functioning in the short-duration credit markets. In addition, the Fed reiterated its pledge to keep short-term rates near zero for an extended period. Still, the money markets were not immune to the significant volatility and challenging liquidity conditions that characterized early 2020. Prime money market funds suffered sizable outflows beginning in March 2020, while government money market funds had record inflows. At the end of the period, the prime money market fund industry was much smaller than it had been prior to the pandemic.

The Fund returned 0.02% during the 12-month period ended March 31, 2021, compared with the 0.09% return of the iMoneyNet Fund MFR Average™/First Tier Retail benchmark. As of March 31, 2021, the Fund’s 7-day current yield was 0.00%. The Fund also includes voluntary expense reimbursements that may be decreased or discontinued at any time. Without the voluntary expense reimbursements, the 7-day current yield as of March 31, 2021 would have been -0.30%. The low yield reflects the fact that both one- and three-month LIBOR (London Interbank Offered Rate) hit all-time lows. We maintained a very strong liquidity profile to accommodate any unexpected outflows, and managed the duration of the Fund to be short relative to its peer group.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
MONEY MARKET FUND		0.02%	1.08%	0.55%	0.00%
IMONEYNET MFR AVERAGETM /FIRST TIER RETAIL		0.09	0.90	0.46	N/A

Fund Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2021. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northerntrust.com/funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

At March 31, 2021, the maturity analysis for the Money Market Fund as a percentage of investments was:
MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 39.

Maturity Analysis is measured on a trade date basis and excludes uninvested cash from the market value used to compute the percentage calculations. Maturity Analysis data is measured using the lower of the stated maturity date or next interest rate reset date.

OVERNIGHT (1 BUSINESS DAY)	72.9%
2 - 15 DAYS	27.1

MONEY MARKET FUNDS    2    NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global markets generally stabilized during the 12-month reporting period ended March 31, 2021 after exhibiting significant volatility in the early months of 2020. At its June 2020 meeting the U.S. Federal Reserve’s (the “Fed”) Federal Open Market Committee sent a strong signal to markets via their “dot plot” chart of members’ projections that the benchmark fed funds rate target range is highly likely to remain pinned at 0.00% to 0.25% for years to come. Money market funds were not immune to the significant volatility and challenging liquidity conditions observed across global markets in early 2020. Government money market funds experienced record inflows between February and May of 2020 before seeing a slow retreat in assets over the remainder of the calendar year as the unprecedented support from the Fed prompted prices of risk assets to stage an impressive rebound. The need to fund the government’s fiscal stimulus measures pushed the supply of Treasury bills meaningfully higher early in the period, providing relief for government money market funds. Declining supply throughout much of the period was supportive of a slow grind lower in yields on Treasury bills and other government money market instruments.

For its most recent fiscal year ended March 31, 2021, the Fund posted a 0.03% return, compared with the 0.03% return of the iMoneyNet MFR Average™/Govt and Agencies Retail benchmark. As of March 31, 2021, the Fund’s seven-day current yield was 0.00%. The Fund’s yield reflects voluntary expense reimbursements that may be decreased or discontinued at any time. Without the voluntary expense reimbursements, the seven-day current yield as of March 31, 2021 would have been -0.28%.

We viewed the money market yield curve as attractive relative to our expected pace of rate cuts and managed duration to be long relative the Fund’s peer group throughout the period. We continue to monitor market pricing closely and to selectively add high quality credits and duration, while maintaining a strong liquidity profile to accommodate any unexpected outflows.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
U.S. GOVERNMENT MONEY MARKET FUND		0.03%	0.88%	0.44%	0.00%
IMONEYNET MFR AVERAGETM /GOVT AND AGENCIES RETAIL		0.03	0.68	0.35	N/A

Fund Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2021. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northerntrust.com/funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

At March 31, 2021, the maturity analysis for the U.S. Government Money Market Fund as a percentage of investments was:
MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 39.

Maturity Analysis is measured on a trade date basis and excludes uninvested cash from the market value used to compute the percentage calculations. Maturity Analysis data is measured using the lower of the stated maturity date or next interest rate reset date.

OVERNIGHT (1 BUSINESS DAY)	47.2%
2 - 15 DAYS	13.7
16 - 30 DAYS	2.7
31 - 60 DAYS	5.8
61 - 97 DAYS	7.6
98 - 180 DAYS	13.7
181 - 270DAYS	6.3
271 - 366 DAYS	3.0

NORTHERN FUNDS ANNUAL REPORT    3    MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global markets generally stabilized during the 12-month reporting period ended March 31, 2021 after exhibiting significant volatility in the early months of 2020. At its June 2020 meeting the U.S. Federal Reserve’s (the “Fed”) Federal Open Market Committee sent a strong signal to markets via their “dot plot” chart of members’ projections that the benchmark fed funds rate target range is highly likely to remain pinned at 0.00% to 0.25% for years to come. Money market funds were not immune to the significant volatility and challenging liquidity conditions observed across global markets in early 2020. Government money market funds experienced record inflows between February and May of 2020 before seeing a slow retreat in assets over the remainder of the calendar year as the unprecedented support from the Fed prompted prices of risk assets to stage an impressive rebound. The need to fund the government’s fiscal stimulus measures pushed the supply of Treasury bills meaningfully higher early in the period, providing relief for government money market funds. Declining supply throughout much of the period was supportive of a slow grind lower in yields on Treasury bills and other government money market instruments.

For its most recent fiscal year ended March 31, 2021, the Fund posted a 0.03% return, compared with the 0.03% return of the iMoneyNet MFR Average™/Govt and Agencies Retail benchmark. As of March 31, 2021, the Fund’s seven-day current yield was 0.00%. The Fund’s yield reflects voluntary expense reimbursements that may be decreased or discontinued at any time. Without the voluntary expense reimbursements, the seven-day current yield as of March 31, 2021 would have been -0.28%.

We viewed the money market yield curve as attractive relative to our expected pace of rate cuts and managed duration to be long relative the Fund’s peer group throughout the period. We continue to monitor market pricing closely and to selectively add high quality credits and duration, while maintaining a strong liquidity profile to accommodate any unexpected outflows.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	FUND INCEPTION (12/12/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
U.S. GOVERNMENT SELECT MONEY MARKET FUND		0.03%	0.88%	0.45%	0.00%
IMONEYNET MFR AVERAGETM /GOVT AND AGENCIES RETAIL		0.03	0.68	0.35	N/A

Fund Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2021. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northerntrust.com/funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

At March 31, 2021, the maturity analysis for the U.S. Government Select Money Market Fund as a percentage of investments was:
MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 39.

Maturity Analysis is measured on a trade date basis and excludes uninvested cash from the market value used to compute the percentage calculations. Maturity Analysis data is measured using the lower of the stated maturity date or next interest rate reset date.

OVERNIGHT (1 BUSINESS DAY)	50.6%
2 - 15 DAYS	13.1
16 - 30 DAYS	2.1
31 - 60 DAYS	3.7
61 - 97 DAYS	7.1
98 - 180 DAYS	13.5
181 - 270 DAYS	6.8
271 - 366 DAYS	3.1

MONEY MARKET FUNDS    4    NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2021

Amounts in thousands, except per share data	MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
ASSETS:
Investments, at amortized cost, which approximates fair value	$155,705	$10,611,952	$2,293,811
Repurchase agreements, at cost, which approximates fair value	25,000	6,894,699	1,615,300
Cash	270	125,117	—
Interest income receivable	18	9,422	1,976
Receivable for securities sold	—	79,996	19,999
Receivable for fund shares sold	101	18,350	5,803
Receivable from affiliates for expense reimbursements	10	963	222
Prepaid and other assets	8	17	8
Total Assets	181,112	17,740,516	3,937,119
LIABILITIES:
Cash overdraft	—	—	2,166
Payable for securities purchased	—	151,661	19,999
Payable for fund shares redeemed	50	68,814	3,318
Payable to affiliates:
Management fees	14	1,122	251
Custody fees	3	94	21
Transfer agent fees	3	282	62
Accrued Trustee fees	2	20	18
Accrued other liabilities	15	114	32
Total Liabilities	87	222,107	25,867
Net Assets	$181,025	$17,518,409	$3,911,252
ANALYSIS OF NET ASSETS:
Capital stock	$181,023	$17,518,034	$3,911,236
Distributable earnings	2	375	16
Net Assets	$181,025	$17,518,409	$3,911,252
Shares Outstanding ($.0001 par value, unlimited authorization)	180,979	17,518,067	3,911,274
Net Asset Value, Redemption and Offering Price Per Share	$1.00	$1.00	$1.00

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    5    MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2021

Amounts in thousands	MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
INVESTMENT INCOME:
Interest income	$812	$44,038	$9,671
Total Investment Income	812	44,038	9,671
EXPENSES:
Management fees	914	58,275	12,630
Custody fees	40	1,270	286
Transfer agent fees	53	3,355	727
Registration fees	26	25	26
Printing fees	—	—	5
Professional fees	39	235	73
Trustee fees	6	116	26
Other	—	139	31

Total Expenses	1,078	63,415	13,804
Less expenses voluntarily reimbursed by investment adviser	(254)	(22,397)	(4,729)
Less expenses contractually reimbursed by investment adviser	(97)	(1,401)	(354)
Less custodian credits	—	(1)	(9)
Net Expenses	727	39,616	8,712
Net Investment Income	85	4,422	959
NET REALIZED GAINS:
Net realized gains on:
Investments	42	389	28
Net Gains	42	389	28
Net Increase in Net Assets Resulting from Operations	$127	$4,811	$987

See Notes to the Financial Statements.

MONEY MARKET FUNDS    6    NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	MONEY MARKET FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND
Amounts in thousands	2021	2020	2021	2020	2021	2020
OPERATIONS:
Net investment income	$85	$10,659	$4,422	$265,616	$959	$49,536
Net realized gains	42	8	389	86	28	22
Net Increase in Net Assets Resulting from Operations	127	10,667	4,811	265,702	987	49,558
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	(264,023)	(163,371)	931,395	(2,626,753)	308,791	(188,717)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(264,023)	(163,371)	931,395	(2,626,753)	308,791	(188,717)
DISTRIBUTIONS PAID:
Distributable earnings	(85)	(10,660)	(4,456)	(265,869)	(969)	(49,578)
Total Distributions Paid	(85)	(10,660)	(4,456)	(265,869)	(969)	(49,578)
Total Increase (Decrease) in Net Assets	(263,981)	(163,364)	931,750	(2,626,920)	308,809	(188,737)
NET ASSETS:
Beginning of year	445,006	608,370	16,586,659	19,213,579	3,602,443	3,791,180
End of year	$181,025	$445,006	$17,518,409	$16,586,659	$3,911,252	$3,602,443

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    7    MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

MONEY MARKET FUND
Selected per share data	2021		2020	2019	2018	2017
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	—	(1)	0.02	0.02	0.01	— (1)
Net realized and unrealized gains (losses)(2)	—		—	—	—	—
Net increase from payment by affiliate	—		—	—	—	— (3)
Total from Investment Operations	—		0.02	0.02	0.01	—
LESS DISTRIBUTIONS PAID:
From net investment income	—	(4)	(0.02)	(0.02)	(0.01)	— (4)
From net realized gains	—		—	—	—	— (5)
Total Distributions Paid	—		(0.02)	(0.02)	(0.01)	—
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(6)	0.02	%(7)	1.85%	2.05%	1.10%	0.42%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$181,025		$445,006	$608,370	$336,019	$164,606
Ratio to average net assets of:
Expenses, net of reimbursements and credits(8)	0.26%		0.34%	0.35%	0.29%	0.34%
Expenses, before reimbursements and credits	0.39%		0.37%	0.38%	0.43%	0.37%
Net investment income, net of reimbursements and credits(8)	0.03%		1.84%	2.05%	1.09%	0.22%
Net investment income (loss), before reimbursements and credits	(0.10)%		1.81%	2.02%	0.95%	0.19%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)

The Fund received a cash contribution from Northern Trust Corporation, the parent company of NTI, of approximately $136,000. The voluntary cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.

(4)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(5)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.

(6)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(7)

Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $254,000. Total return excluding the voluntary reimbursement would have been -0.10% (see Note 5).

(8)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS    8    NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data	2021		2020	2019	2018	2017
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	—	(1)	0.02	0.02	0.01	— (1)
Net realized and unrealized gains (losses)(2)	—		—	—	—	—
Total from Investment Operations	—		0.02	0.02	0.01	—
LESS DISTRIBUTIONS PAID:
From net investment income	—	(3)	(0.02)	(0.02)	(0.01)	— (3)
Total Distributions Paid	—		(0.02)	(0.02)	(0.01)	—
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.03	%(5)	1.70%	1.79%	0.78%	0.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$17,518,409		$16,586,659	$19,213,579	$15,995,919	$16,481,941
Ratio to average net assets of:
Expenses, net of reimbursements and credits(6)	0.22%		0.35%	0.35%	0.35%	0.35%
Expenses, before reimbursements and credits	0.36%		0.36%	0.36%	0.36%	0.36%
Net investment income, net of reimbursements and credits(6)	0.03%		1.70%	1.80%	0.77%	0.15%
Net investment income (loss), before reimbursements and credits	(0.11)%		1.69%	1.79%	0.76%	0.14%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $22,397,000. Total return excluding the voluntary reimbursement would have been -0.10% (see Note 5).

(6)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    9    MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data	2021		2020	2019	2018	2017
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	—	(1)	0.02	0.02	0.01	— (1)
Net realized and unrealized gains (losses)(2)	—		—	—	—	—
Total from Investment Operations	—		0.02	0.02	0.01	—
LESS DISTRIBUTIONS PAID:
From net investment income	—	(3)	(0.02)	(0.02)	(0.01)	— (3)
Total Distributions Paid	—		(0.02)	(0.02)	(0.01)	—
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.03	%(5)	1.69%	1.79%	0.78%	0.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,911,252		$3,602,443	$3,791,180	$3,778,047	$3,281,067
Ratio to average net assets of:
Expenses, net of reimbursements and credits(6)	0.23%		0.35%	0.35%	0.35%	0.35%
Expenses, before reimbursements and credits	0.36%		0.37%	0.37%	0.37%	0.36%
Net investment income, net of reimbursements and credits(6)	0.02%		1.69%	1.78%	0.80%	0.14%
Net investment income (loss), before reimbursements and credits	(0.11)%		1.67%	1.76%	0.78%	0.13%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $4,729,000. Total return excluding the voluntary reimbursement would have been -0.10% (see Note 5).

(6)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS    10    NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND	MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL PAPER – 1.3%

Banking – 1.3%
BNP Paribas S.A., 0.04%, 4/1/21(1)	$2,315	$2,315

Total Commercial Paper

(Cost $2,315)		2,315

EURODOLLAR TIME DEPOSITS – 32.3%

Banking – 30.2%

ABN AMRO Bank N.V., Amsterdam Branch, 0.07%, 4/1/21	2,825	2,825

Bank of Montreal, London Branch, 0.12%, 4/1/21	2,570	2,570

Barclays Bank PLC, London Branch, 0.10%, 4/1/21	1,160	1,160

Canadian Imperial Bank of Commerce, 0.02%, 4/1/21	8,500	8,500
0.04%, 4/1/21	465	465

Credit Industrial et Commercial, Paris Branch, 0.09%, 4/1/21	4,655	4,655

DBS Bank Ltd., Singapore Branch, 0.10%, 4/2/21	1,000	1,000

Mizuho Bank Ltd., New York Branch, 0.07%, 4/1/21	1,160	1,160

National Australia Bank Ltd., London Branch, 0.08%, 4/1/21	8,000	8,000

Royal Bank of Canada, Toronto Branch, 0.02%, 4/1/21	2,315	2,315

Skandinaviska Enskilda Banken AB, 0.02%, 4/1/21	8,475	8,475

Societe Generale, Paris Branch, 0.05%, 4/1/21	5,000	5,000

Svenska Handelsbanken AB, New York Branch, 0.02%, 4/1/21	8,625	8,625

		54,750

Foreign Local Government – 2.1%

NRW.BANK, Dusseldorf Branch, 0.08%, 4/1/21	3,780	3,780

Total Eurodollar Time Deposits

(Cost $58,530)		58,530

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL INVESTMENTS – 52.4%

Alaska – 4.4%

Alaska State Housing Finance Corp.

Taxable Variable Revenue Refunding

Bonds, State Capital Project,

0.10%, 4/8/21(2) (3)	$8,000	$8,000

California – 6.7%

Big Bear Lake Industrial Revenue Bonds

(AMT), Southwest Gas Corp. Project

(JP Morgan Chase Bank N.A. LOC),

0.07%, 4/8/21(2) (3)	4,000	4,000

Peralta Community College District

Limited Obligation Taxable

Adjustable Revenue Refunding

Bonds, Series B (Barclays Bank PLC
LOC),

0.10%, 4/8/21(2) (3)	5,000	5,000

University of California Taxable

Variable Revenue Bonds, Series Z-1,

0.09%, 4/8/21(2) (3)	3,150	3,150

		12,150

Colorado – 4.2%

Colorado State HFA Taxable

Adjustable Revenue Refunding

Bonds, Series AA-1, Class I,

0.13%, 4/8/21(2) (3)	7,550	7,550

District of Columbia – 5.5%

Metropolitan Washington Airports

Authority System Variable Revenue

Bonds, Series D (Barclays Bank PLC

LOC),

0.05%, 4/8/21(2) (3)	10,000	10,000

Georgia – 1.1%

Tift County Development Authority

Industrial Taxable Variable Revenue

Bonds, Series B (Wells Fargo Bank

N.A. LOC),

0.13%, 4/8/21(2) (3)	2,000	2,000

Idaho – 3.5%

Idaho State Housing & Finance

Association SFM Taxable Variable

Revenue Refunding Bonds, Series A,

0.11%, 4/8/21(2) (3)	6,220	6,220

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    11    MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL INVESTMENTS - 52.4% continued

Michigan – 6.0%

Michigan State Finance Authority

Taxable Variable Revenue Refunding

Bonds, Series C (Bank of America

N.A. LOC), 0.08%, 4/8/21(2) (3)	$10,900	$10,900

New York – 10.6%

New York City Housing Development

Corp. Multi-Family Mortgage

Variable Revenue Bonds, Series A

(AMT), 1405 Fifth Avenue

Apartments (Citibank N.A. LOC), 0.11%, 4/8/21(2) (3)	11,240	11,240

New York State Mortgage Agency

Homeowner Mortgage Taxable

Variable Revenue Bonds, Series 224, 0.10%, 4/8/21(2) (3)	8,000	8,000

		19,240

North Dakota – 1.7%

North Dakota State HFA Taxable

Variable Revenue Bonds, Housing

Finance Program, 0.10%, 4/8/21(2) (3)	3,000	3,000

Pennsylvania – 6.1%

Philadelphia Airport Variable Revenue

Refunding Bonds, Sub series C-1

(AMT) (Wells Fargo Bank N.A.

LOC), 0.09%, 4/8/21(2) (3)	11,050	11,050

Texas – 2.6%
Texas State Taxable G.O. Unlimited
Bonds, Series A, Product
Development Program, 0.09%, 4/8/21(2) (3)	4,750	4,750

Total Municipal Investments

(Cost $94,860)		94,860

Investments, at Amortized Cost

($155,705)		155,705

REPURCHASE AGREEMENTS – 13.8% (4)

Repurchase Agreements – 13.8%

Citigroup Global Markets, Inc., dated 3/31/21, repurchase price

$2,000, 0.01%, 4/1/21	2,000	2,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

REPURCHASE AGREEMENTS - 13.8% (4) continued

Repurchase Agreements – 13.8% continued
Citigroup Global Markets, Inc.,
dated 3/31/21, repurchase price

$20,000, 0.01%, 4/1/21	$20,000	$20,000
JPMorgan Securities LLC, dated 3/31/21, repurchase price

$3,001, 0.22%, 4/7/21	3,000	3,000

		25,000

Total Repurchase Agreements

(Cost $25,000)		25,000

Total Investments – 99.8%

(Cost $180,705)		180,705
Other Assets less Liabilities – 0.2%		320

NET ASSETS – 100.0%		$181,025

(1)	Discount rate at the time of purchase.
(2)

Rate is determined by a remarketing agent and, in the agent’s judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

(3)

Variable rate security. Rate as of March 31, 2021 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
Corporate Bonds	$3,210	0.00% — 7.60%	1/15/29 — 9/1/12(1)
GNMA	$2,061	2.00% — 5.00%	12/20/50 — 1/20/51
U.S. Treasury Bonds	$392	6.13%	11/15/27
U.S. Treasury Notes	$20,008	0.38% — 2.25%	9/30/27 — 12/31/27

Total	$25,671
(1) Century bond maturing in 2112.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AB – Aktiebolag (Sweden: Corporation)

AMT – Alternative Minimum Tax

G.O. – General Obligation

GNMA – Government National Mortgage Association

HFA – Housing Finance Authority

See Notes to the Financial Statements.

MONEY MARKET FUNDS    12    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

LLC – Limited Liability Company

LOC – Letter of Credit

N.V. – Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC – Public Limited Company

S.A. – Société Anonyme (French: Public Limited Company)

SFM – Single Family Mortgage

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2021:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by Money Market Fund(1)	$—	$180,705	$—	$180,705

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    13    MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 29.6% (1)
Federal Farm Credit Bank – 5.9%
FFCB Bonds, 0.07%, 1/26/22	$65,000	$64,981
FFCB Discount Notes,
0.13%, 4/6/21(2)	940	940
0.13%, 4/7/21(2)	20,000	19,999
0.13%, 4/14/21(2)	2,750	2,750
0.13%, 5/5/21(2)	3,000	3,000
0.13%, 5/11/21(2)	3,000	2,999
0.14%, 7/20/21(2)	15,000	14,994
0.14%, 7/21/21(2)	10,000	9,996
0.15%, 8/10/21(2)	11,000	10,994
0.13%, 8/11/21(2)	4,200	4,198
0.10%, 9/22/21(2)	35,000	34,983
0.14%, 9/27/21(2)	2,875	2,873
0.11%, 9/30/21(2)	2,500	2,499
0.12%, 10/13/21(2)	7,500	7,495
0.10%, 1/6/22(2)	30,000	29,976
FFCB Notes,
(Floating, U.S. SOFR + 0.06%), 0.07%, 4/1/21(3)	134,000	134,000
(Floating, U.S. SOFR + 0.07%), 0.08%, 4/1/21(3)	20,000	20,000
(Floating, U.S. SOFR + 0.08%), 0.09%, 4/1/21(3)	46,345	46,345
(Floating, U.S. Federal Funds + 0.05%), 0.12%, 4/1/21(3)	15,000	14,998
(Floating, U.S. Federal Funds + 0.06%), 0.13%, 4/1/21(3)	25,000	24,998
(Floating, U.S. Federal Funds + 0.07%) , 0.14%, 4/1/21(3)	55,000	54,997
(Floating, U.S. SOFR + 0.14%), 0.15%, 4/1/21(3)	30,000	30,000
(Floating, U.S. SOFR + 0.15%) , 0.16%, 4/1/21(3)	30,000	30,000
(Floating, U.S. Federal Funds + 0.10%), 0.17%, 4/1/21(3)	105,000	104,994
(Floating, U.S. SOFR + 0.18%), 0.19%, 4/1/21(3)	15,000	15,000
(Floating, U.S. SOFR + 0.19%), 0.20%, 4/1/21(3)	35,000	35,000
(Floating, U.S. SOFR + 0.20%) , 0.21%, 4/1/21(3)	80,000	80,000
(Floating, U.S. Federal Funds + 0.22%), 0.29%, 4/1/21(3)	65,000	64,997
(Floating, U.S. SOFR + 0.32%), 0.33%, 4/1/21(3)	60,000	60,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 29.6% (1) continued
Federal Farm Credit Bank – 5.9% continued
(Floating, U.S. SOFR + 0.35%), 0.36%, 4/1/21(3)	$40,000	$40,000
(Floating, U.S. Federal Funds + 0.40%), 0.47%, 4/1/21(3)	15,000	15,000
(Floating, ICE LIBOR USD 1M + 0.09%), 0.20%, 4/5/21(3)	55,000	55,000
		1,038,006
Federal Home Loan Bank – 17.6%
FHLB Bonds, 0.10%, 4/5/21	100,000	100,000
0.12%, 4/19/21	180,000	180,000
0.11%, 5/3/21	125,000	124,999
0.11%, 5/4/21	75,000	75,000
0.14%, 5/24/21	35,000	35,000
0.05%, 8/2/21	40,000	39,998
0.05%, 8/4/21	65,000	64,998
0.05%, 8/12/21	195,000	194,996
0.10%, 10/21/21	35,000	35,000
0.07%, 11/9/21	112,505	112,505
FHLB Discount Notes, 0.09%, 4/5/21(2)	10,000	10,000
0.12%, 4/16/21(2)	90,000	89,996
0.12%, 4/21/21(2)	100,000	99,994
0.21%, 4/22/21(2)	100,000	99,988
0.04%, 5/25/21(2)	70,000	69,996
0.04%, 6/7/21(2)	90,000	89,992
0.04%, 6/10/21(2)	90,000	89,992
0.02%, 6/25/21(2)	131,000	130,993
0.02%, 7/7/21(2)	80,000	79,995
0.08%, 7/28/21(2)	175,000	174,952
0.06%, 8/27/21(2)	40,000	39,990
FHLB Notes,
(Floating, U.S. SOFR + 0.01%), 0.02%, 4/1/21(3)	135,000	135,000
(Floating, U.S. SOFR + 0.02%), 0.03%, 4/1/21(3)	325,000	325,000
(Floating, U.S. SOFR + 0.03%), 0.04%, 4/1/21(3)	48,830	48,830
(Floating, U.S. SOFR + 0.06%), 0.07%, 4/1/21(3)	45,000	45,000
(Floating, U.S. SOFR + 0.08%), 0.09%, 4/1/21(3)	95,000	95,000
(Floating, U.S. SOFR + 0.09%) , 0.10%, 4/1/21(3)	125,000	125,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS    14    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 29.6% (1) continued
Federal Home Loan Bank – 17.6% continued
(Floating, U.S. SOFR + 0.15%), 0.16%, 4/1/21(3)	$70,000	$70,000
(Floating, U.S. SOFR + 0.16%), 0.17%, 4/1/21(3)	65,000	65,000
(Floating, U.S. SOFR + 0.23%), 0.24%, 4/1/21(3)	85,000	85,000
(Floating, U.S. SOFR + 0.27%), 0.28%, 4/1/21(3)	40,000	40,000
0.05%, 4/26/21(3) (4)	110,000	109,998
		3,082,212
Federal Home Loan Mortgage Corporation – 2.6%
FHLMC Bonds, 0.02%, 5/26/21	315,000	315,000
FHLMC Notes,
(Floating, U.S. SOFR + 0.10%) , 0.11%, 4/1/21(3)	45,000	45,000
(Floating, U.S. SOFR + 0.14%), 0.15%, 4/1/21(3)	90,000	90,000
		450,000
Federal National Mortgage Association – 3.5%
FNMA Notes,
(Floating, U.S. SOFR + 0.19%), 0.20%, 4/1/21(3)	250,000	250,000
(Floating, U.S. SOFR + 0.23%) , 0.24%, 4/1/21(3)	50,000	50,016
(Floating, U.S. SOFR + 0.31%), 0.32%, 4/1/21(3)	75,000	75,000
(Floating, U.S. SOFR + 0.32%), 0.33%, 4/1/21(3)	75,000	75,000
(Floating, U.S. SOFR + 0.35%), 0.36%, 4/1/21(3)	75,000	75,000
(Floating, U.S. SOFR + 0.39%), 0.40%, 4/1/21(3)	85,000	85,000
		610,016
Total U.S. Government Agencies
(Cost $5,180,234)		5,180,234

U.S. GOVERNMENT OBLIGATIONS – 31.0%
U.S. Treasury Bills – 14.8%
0.10%, 4/6/21(2)	100,000	99,998
0.01%, 4/15/21(2)	125,000	124,997
0.12%, 4/15/21(2)	110,000	109,998
0.04%, 5/13/21(2)	100,000	99,995
0.11%, 5/13/21(2)	55,000	54,993

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS - 31.0% continued
U.S. Treasury Bills – 14.8% continued
0.01%, 5/18/21(2)	$150,000	$149,993
0.07%, 5/18/21(2)	80,000	79,997
0.09%, 6/1/21(2)	73,500	73,488
0.04%, 6/3/21(2)	65,000	64,994
0.08%, 6/3/21(2)	35,000	34,997
0.10%, 6/8/21(2)	50,000	49,991
0.09%, 6/15/21(2)	95,000	94,982
0.10%, 7/1/21(2)	100,000	99,975
0.05%, 7/6/21(2)	50,000	49,990
0.08%, 7/6/21(2)	165,000	164,968
0.05%, 7/13/21(2)	100,000	99,984
0.06%, 7/13/21(2)	95,000	94,985
0.14%, 7/15/21(2)	60,000	59,976
0.05%, 7/20/21(2)	195,000	194,968
0.08%, 7/29/21(2)	130,000	129,964
0.05%, 8/12/21(2)	195,000	194,940
0.14%, 8/12/21(2)	115,000	114,965
0.06%, 9/9/21(2)	100,000	99,957
0.14%, 9/9/21(2)	40,000	39,983
0.15%, 9/9/21(2)	35,000	34,985
0.14%, 10/7/21(2)	20,000	19,986
0.14%, 11/4/21(2)	40,000	39,967
0.11%, 12/2/21(2)	70,000	69,946
0.12%, 12/2/21(2)	50,000	49,961
		2,597,923
U.S. Treasury Floating Rate Notes – 4.0%
(Floating, U.S. Treasury 3M Bill MMY + 0.06%), 0.08%, 4/1/21(3)	380,000	380,196
(Floating, U.S. Treasury 3M Bill MMY + 0.11%), 0.13%, 4/1/21(3)	79,000	79,082
(Floating, U.S. Treasury 3M Bill MMY + 0.22%), 0.24%, 4/1/21(3)	245,000	244,988
		704,266
U.S. Treasury Notes – 12.2%
1.38%, 5/31/21	55,000	55,113
2.00%, 5/31/21	55,000	55,170
2.63%, 6/15/21	95,000	95,501
1.13%, 6/30/21	170,000	170,425
2.13%, 8/15/21	110,000	110,819
1.13%, 8/31/21	150,000	150,620
2.00%, 8/31/21	130,000	131,010

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    15    MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS - 31.0% continued

U.S. Treasury Notes – 12.2% continued
2.75%, 9/15/21	$150,000	$151,809
1.13%, 9/30/21	120,000	120,591
2.88%, 10/15/21	20,000	20,298
1.25%, 10/31/21	45,000	45,301
1.50%, 10/31/21	40,000	40,326
2.00%, 10/31/21	40,000	40,440
2.00%, 11/15/21	25,000	25,295
2.88%, 11/15/21	110,000	111,893
1.50%, 11/30/21	95,000	95,872
1.75%, 11/30/21	205,000	207,247
1.88%, 11/30/21	60,000	60,701
1.38%, 1/31/22	35,000	35,370
1.50%, 1/31/22	75,000	75,871
1.88%, 1/31/22	160,000	162,364
2.50%, 2/15/22	50,000	51,052
0.38%, 3/31/22	35,000	35,095
1.75%, 3/31/22	55,000	55,904
1.88%, 3/31/22	25,000	25,442
		2,129,529
Total U.S. Government Obligations
(Cost $5,431,718)		5,431,718

Investments, at Amortized Cost
($10,611,952)		10,611,952

REPURCHASE AGREEMENTS – 39.3%
Joint Repurchase Agreements – 0.6% (5) (6)
Bank of America Securities LLC, dated 3/31/21, repurchase price $52,500, 0.04%, 4/7/21	52,499	52,499
Societe Generale, New York Branch, dated 3/31/21, repurchase price $52,500, 0.01%, 4/7/21	52,500	52,500
		104,999
Repurchase Agreements – 38.7% (7)
Bank of America N.A., dated 3/31/21, repurchase price $100,000, 0.01%, 4/1/21	100,000	100,000
Bank of Nova Scotia, dated 3/31/21, repurchase price $550,000, 0.01%, 4/1/21	550,000	550,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS - 39.3% continued

Repurchase Agreements – 38.7% (7) continued
Barclays Capital, Inc., dated 3/4/21, repurchase price $50,002, 0.05%, 4/7/21	$50,000	$50,000
BNY Mellon Capital Markets LLC, dated 3/31/21, repurchase price $1,000,000, 0.01%, 4/1/21	1,000,000	1,000,000
Citigroup Global Markets, Inc., dated 3/31/21, repurchase price $114,700, 0.01%, 4/1/21	114,700	114,700
Deutsche Bank A.G., dated 3/31/21, repurchase price $100,000, 0.01%, 4/1/21	100,000	100,000
Fixed Income Clearing Corp., dated 3/31/21, repurchase price $825,000, 0.01%, 4/1/21	825,000	825,000
Goldman Sachs & Co., dated 3/25/21, repurchase price $150,001, 0.02%, 4/1/21	150,000	150,000
JPMorgan Securities LLC, dated 3/31/21, repurchase price $150,008, 0.06%, 7/4/21	150,000	150,000
JPMorgan Securities LLC, dated 3/31/21, repurchase price $175,000, 0.01%, 4/1/21	175,000	175,000
NatWest Markets PLC, dated 3/30/21, repurchase price $1,000,002, 0.01%, 4/6/21	1,000,000	1,000,000
NatWest Markets PLC, dated 3/30/21, repurchase price $250,001, 0.02%, 4/6/21	250,000	250,000
Nomura Securities International, Inc., dated 3/31/21, repurchase price $1,400,000, 0.01%, 4/1/21	1,400,000	1,400,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS    16    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

REPURCHASE AGREEMENTS - 39.3% continued

Repurchase Agreements – 38.7% (7) continued

Nomura Securities International, Inc., dated 3/31/21, repurchase price $375,000, 0.01%, 4/1/21	$375,000	$375,000

Royal Bank of Canada, New York Branch, dated 3/30/21, repurchase price $550,002, 0.02%, 4/6/21	550,000	550,000

		6,789,700

Total Repurchase Agreements

(Cost $6,894,699)		6,894,699

Total Investments – 99.9%

(Cost $17,506,651)		17,506,651
Other Assets less Liabilities – 0.1%		11,758

NET ASSETS – 100.0%		$17,518,409

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)

Variable rate security. Rate as of March 31, 2021 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(4)

Rate is determined by a remarketing agent and, in the agent’s judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

(5)	Interest rates are reset daily and interest is payable monthly. Rates are determined based on technical market conditions, which currently are driven by supply and demand.
(6)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES

U.S. Treasury Bonds	$52,995	2.13%	2/15/40

U.S. Treasury Notes	$53,485	0.63%	4/15/23

Total	$106,480

(7)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
FHLB	$81,540	0.00%—5.50%	4/7/21—7/15/36
FHLMC	$459,320	0.00%—6.75%	6/4/21—4/1/51
FNMA	$561,514	0.25%—7.13%	5/6/21—1/1/58
GNMA	$697,914	2.00%—8.00%	6/15/26—3/20/64
TVA	$5,490	0.00%—4.63%	8/15/22—9/15/60
U.S. Treasury Bills	$1,017,019	0.00%	4/1/21—3/24/22
U.S. Treasury Bonds	$980,909	0.00%—8.13%	5/15/21—2/15/51
U.S. Treasury Notes	$3,137,717	0.13%—3.13%	4/15/21—8/15/30

Total	$6,941,423

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M – 1 Month

3M – 3 Month

A.G. – Aktiengesellschaft (German: Stock Corporation)

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

MMY – Money Market Yield

PLC – Public Limited Company

SOFR – Secured Overnight Financing Rate

TVA – Tennessee Valley Authority

USD – United States Dollar

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    17    MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued	MARCH 31, 2021

rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2021:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Investments held by U.S. Government Money Market Fund(1)	$—	$17,506,651	$—	$17,506,651
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MONEY MARKET FUNDS    18    NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 28.2% (1)

Federal Farm Credit Bank – 9.2%

FFCB Bonds,

0.07%, 1/26/22	$15,000	$14,996

FFCB Discount Notes,

0.01%, 4/1/21(2)	15,000	15,000

0.13%, 4/6/21(2)	200	200

0.13%, 4/14/21(2)	1,250	1,250

0.13%, 5/5/21(2)	1,500	1,500

0.13%, 5/11/21(2)	1,500	1,500

0.09%, 6/18/21(2)	2,500	2,499

0.14%, 7/21/21(2)	5,000	4,998

0.14%, 8/3/21(2)	8,000	7,996

0.15%, 8/10/21(2)	2,000	1,999

0.13%, 8/11/21(2)	800	800

0.10%, 8/27/21(2)	5,000	4,998

0.10%, 9/22/21(2)	5,000	4,998

0.14%, 9/27/21(2)	600	600

0.11%, 9/30/21(2)	2,000	1,999

0.12%, 10/13/21(2)	3,000	2,998

0.10%, 1/6/22(2)	10,000	9,992

FFCB Notes,

(Floating, U.S. SOFR + 0.06%), 0.07%, 4/1/21(3)	30,000	30,000

(Floating, U.S. SOFR + 0.07%), 0.08%, 4/1/21(3)	5,000	5,000

(Floating, U.S. SOFR + 0.08%), 0.09%, 4/1/21(3)	18,410	18,410

(Floating, U.S. SOFR + 0.09%), 0.10%, 4/1/21(3)	5,000	5,000

(Floating, U.S. SOFR + 0.11%), 0.12%, 4/1/21(3)	25,000	25,000

(Floating, U.S. Federal Funds + 0.05%), 0.12%, 4/1/21(3)	5,000	4,999

(Floating, U.S. Federal Funds + 0.06%), 0.13%, 4/1/21(3)	5,000	4,999

(Floating, U.S. Federal Funds + 0.07%) , 0.14%, 4/1/21(3)	10,000	9,999

(Floating, U.S. SOFR + 0.14%), 0.15%, 4/1/21(3)	5,000	5,000

(Floating, U.S. SOFR + 0.15%) , 0.16%, 4/1/21(3)	5,000	5,000

(Floating, U.S. Federal Funds + 0.10%), 0.17%, 4/1/21(3)	20,000	19,999

(Floating, U.S. SOFR + 0.18%), 0.19%, 4/1/21(3)	28,000	27,998

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 28.2% (1) continued

Federal Farm Credit Bank – 9.2% continued

(Floating, U.S. SOFR + 0.19%), 0.20%, 4/1/21(3)	$6,000	$6,000

(Floating, U.S. SOFR + 0.20%) , 0.21%, 4/1/21(3)	16,000	16,000

(Floating, U.S. Federal Funds + 0.22%), 0.29%, 4/1/21(3)	15,000	14,999

(Floating, U.S. SOFR + 0.32%), 0.33%, 4/1/21(3)	10,000	10,000

(Floating, U.S. SOFR + 0.35%), 0.36%, 4/1/21(3)	40,000	40,000

(Floating, U.S. SOFR + 0.38%), 0.39%, 4/1/21(3)	20,000	20,000

(Floating, U.S. Federal Funds + 0.40%), 0.47%, 4/1/21(3)	5,000	5,000

(Floating, ICE LIBOR USD 1M + 0.09%), 0.20%, 4/5/21(3)	10,000	10,000

		361,726

Federal Home Loan Bank – 19.0%

FHLB Bonds,

0.10%, 4/5/21	25,000	25,000

0.12%, 4/19/21	40,000	40,000

0.11%, 5/3/21	25,000	25,000

0.11%, 5/4/21	15,000	15,000

0.14%, 5/24/21	5,000	5,000

0.05%, 8/2/21	10,000	10,000

0.05%, 8/4/21	15,000	15,000

0.05%, 8/12/21	45,000	44,999

0.10%, 10/21/21	10,000	10,000

0.07%, 11/9/21	23,890	23,890

FHLB Discount Notes,

0.09%, 4/5/21(2)	5,000	5,000

0.12%, 4/16/21(2)	20,000	19,999

0.12%, 4/21/21(2)	15,000	14,999

0.21%, 4/22/21(2)	5,000	4,999

0.04%, 5/25/21(2)	20,000	19,999

0.04%, 6/7/21(2)	20,000	19,998

0.04%, 6/10/21(2)	20,000	19,998

0.10%, 6/16/21(2)	2,500	2,499

0.02%, 6/25/21(2)	35,000	34,998

0.02%, 7/7/21(2)	20,000	19,999

0.08%, 7/28/21(2)	40,000	39,989

0.06%, 8/27/21(2)	9,700	9,698

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    19    MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 28.2% (1) continued
Federal Home Loan Bank – 19.0% continued
FHLB Notes,
(Floating, U.S. SOFR + 0.01%), 0.02%, 4/1/21(3)	$40,000	$40,000
(Floating, U.S. SOFR + 0.02%), 0.03%, 4/1/21(3)	80,000	80,000
(Floating, U.S. SOFR + 0.03%), 0.04%, 4/1/21(3)	4,970	4,970
(Floating, U.S. SOFR + 0.06%), 0.07%, 4/1/21(3)	5,000	5,000
(Floating, U.S. SOFR + 0.08%), 0.09%, 4/1/21(3)	21,000	21,000
(Floating, U.S. SOFR + 0.09%) , 0.10%, 4/1/21(3)	25,000	25,000
(Floating, U.S. SOFR + 0.15%), 0.16%, 4/1/21(3)	15,000	15,000
(Floating, U.S. SOFR + 0.16%), 0.17%, 4/1/21(3)	15,000	15,000
(Floating, U.S. SOFR + 0.17%), 0.18%, 4/1/21(3)	30,000	30,000
(Floating, U.S. SOFR + 0.19%), 0.20%, 4/1/21(3)	25,000	25,000
(Floating, U.S. SOFR + 0.23%), 0.24%, 4/1/21(3)	20,000	20,000
(Floating, U.S. SOFR + 0.27%), 0.28%, 4/1/21(3)	10,000	10,000
0.05%, 4/26/21(3) (4)	25,000	24,999
		742,033

Total U.S. Government Agencies

(Cost $1,103,759)		1,103,759

U.S. GOVERNMENT OBLIGATIONS – 30.4%

U.S. Treasury Bills – 14.0%
0.14%, 7/15/21(2)	15,000	14,994
U.S. Treasury Bills, 0.10%, 4/6/21(2)	20,250	20,250
0.01%, 4/15/21(2)	30,000	29,999
0.12%, 4/15/21(2)	20,000	20,000
0.04%, 5/13/21(2)	20,000	19,999
0.11%, 5/13/21(2)	10,000	9,999
0.01%, 5/18/21(2)	30,000	29,999
0.07%, 5/18/21(2)	15,000	14,999
0.09%, 6/1/21(2)	17,000	16,997
0.04%, 6/3/21(2)	15,000	14,999
0.08%, 6/3/21(2)	5,000	4,999
0.10%, 6/8/21(2)	10,000	9,998

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS - 30.4% continued
U.S. Treasury Bills – 14.0% continued
0.09%, 6/15/21(2)	$20,000	$19,996
0.10%, 7/1/21(2)	20,000	19,995
0.05%, 7/6/21(2)	10,000	9,998
0.08%, 7/6/21(2)	35,000	34,993
0.05%, 7/13/21(2)	20,000	19,997
0.06%, 7/13/21(2)	20,000	19,997
0.05%, 7/20/21(2)	45,000	44,993
0.08%, 7/29/21(2)	30,000	29,992
0.05%, 8/12/21(2)	40,000	39,988
0.14%, 8/12/21(2)	25,000	24,992
0.06%, 9/9/21(2)	20,000	19,991
0.14%, 9/9/21(2)	10,000	9,996
0.15%, 9/9/21(2)	5,000	4,998
0.14%, 10/7/21(2)	5,000	4,996
0.14%, 11/4/21(2)	10,000	9,992
0.11%, 12/2/21(2)	15,000	14,988
0.12%, 12/2/21(2)	10,000	9,992
		547,126

U.S. Treasury Floating Rate Notes – 4.8%
(Floating, U.S. Treasury 3M Bill MMY + 0.06%), 0.08%, 4/1/21(3)	100,000	100,050
(Floating, U.S. Treasury 3M Bill MMY + 0.11%), 0.13%, 4/1/21(3)	28,000	28,030
(Floating, U.S. Treasury 3M Bill MMY + 0.15%), 0.17%, 4/1/21(3)	15,000	14,997
(Floating, U.S. Treasury 3M Bill MMY + 0.22%), 0.24%, 4/1/21(3)	45,000	44,998
		188,075

U.S. Treasury Notes – 11.6%
1.38%, 5/31/21	15,000	15,031
2.00%, 5/31/21	15,000	15,046
1.13%, 6/30/21	35,000	35,088
1.13%, 7/31/21	20,000	20,066
2.13%, 8/15/21	15,000	15,112
1.13%, 8/31/21	29,000	29,120
2.75%, 9/15/21	41,700	42,203
1.13%, 9/30/21	35,000	35,173
2.88%, 10/15/21	5,000	5,075
1.25%, 10/31/21	10,000	10,067
1.50%, 10/31/21	10,000	10,081

See Notes to the Financial Statements.

MONEY MARKET FUNDS    20    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS - 30.4% continued
U.S. Treasury Notes – 11.6% continued
2.00%, 10/31/21	$10,000	$10,110
2.00%, 11/15/21	5,000	5,059
2.88%, 11/15/21	25,000	25,430
1.50%, 11/30/21	20,000	20,184
1.75%, 11/30/21	55,000	55,603
1.88%, 11/30/21	10,000	10,117
1.38%, 1/31/22	10,000	10,106
1.50%, 1/31/22	15,000	15,174
1.88%, 1/31/22	35,000	35,517
2.50%, 2/15/22	10,000	10,210
0.38%, 3/31/22	10,000	10,027
1.75%, 3/31/22	10,000	10,164
1.88%, 3/31/22	5,000	5,088
		454,851

Total U.S. Government Obligations

(Cost $1,190,052)		1,190,052

Investments, at Amortized Cost

($2,293,811)		2,293,811

REPURCHASE AGREEMENTS – 41.3% (5)

Repurchase Agreements – 41.3%
Bank of America N.A., dated 3/31/21, repurchase price $225,000, 0.01%, 4/1/21	225,000	225,000
Barclays Capital, Inc., dated 3/26/21, repurchase price $100,001, 0.03%, 4/7/21	100,000	100,000
Barclays Capital, Inc., dated 3/4/21, repurchase price $300,0013, 0.05%, 4/7/21	300,000	300,000
BNP Paribas S.A., dated 3/31/21, repurchase price $100,000, 0.01%, 4/1/21	100,000	100,000
Canadian Imperial Bank of Commerce, dated 3/31/21, repurchase price $400,000, 0.01%, 4/1/21	400,000	400,000
Citigroup Global Markets, Inc., dated 3/31/21, repurchase price $40,300, 0.01%, 4/1/21	40,300	40,300

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS - 41.3% (5) continued
Repurchase Agreements – 41.3% continued
Fixed Income Clearing Corp., dated 3/31/21, repurchase price $175,000, 0.01%, 4/1/21	$175,000	$175,000
HSBC Securities (U.S.A.), Inc., dated 3/31/21, repurchase price $50,000, 0.01%, 4/1/21	50,000	50,000
JPMorgan Securities LLC, dated 3/31/21, repurchase price $225,000, 0.01%, 4/1/21	225,000	225,000
		1,615,300

Total Repurchase Agreements

(Cost $1,615,300)		1,615,300

Total Investments – 99.9%

(Cost $3,909,111)		3,909,111
Other Assets less Liabilities – 0.1%		2,141

NET ASSETS – 100.0%		$3,911,252

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)

Variable rate security. Rate as of March 31, 2021 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(4)

Rate is determined by a remarketing agent and, in the agent’s judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$371,694	2.00%—4.50%	1/1/27—2/1/51
FNMA	$142,988	2.00%—5.00%	1/5/22—3/1/51
GNMA	$689,701	2.00%—8.00%	11/15/26—11/20/66
U.S. Treasury Bills	$1	0.00%	5/20/21
U.S. Treasury Bonds	$119,022	1.25%—3.38%	2/15/41—5/15/50
U.S. Treasury Notes	$335,817	0.13%—2.88%	4/15/21—3/31/26

Total	$1,659,223

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    21    MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued	MARCH 31, 2021

1M – 1 Month

3M – 3 Month

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

MMY – Money Market Yield

S.A. – Société Anonyme (French: Public Limited Company)

SOFR – Secured Overnight Financing Rate

USD – United States Dollar

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2021:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by U.S. Government Select Money Market Fund(1)	$—	$3,909,111	$—	$3,909,111

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MONEY MARKET FUNDS    22    NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2021

1.  ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 42 funds as of March 31, 2021, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

The Money Market Fund seeks to qualify as a retail money market fund in accordance with criteria established by the U.S. Securities and Exchange Commission (“SEC”). The U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund seek to qualify as government money market funds in accordance with criteria established by the SEC.

2.  SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Funds are valued at amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds (primarily the Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. government securities or U.S. government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements under the terms of a master repurchase agreement by which the Funds purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and liquidity feature, which allows the Funds to resell the securities quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at The Bank of New York Mellon, State Street Bank and Trust Company or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Funds may be delayed or limited. Certain Funds have entered into such repurchase agreements at March 31, 2021, as reflected in their accompanying Schedules of Investments.

Pursuant to exemptive relief granted by the SEC, U.S. Government Money Market Fund and certain other money market portfolios advised by NTI and Northern Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement. NTI administers and manages these joint repurchase agreements in accordance with and as part

NORTHERN FUNDS ANNUAL REPORT    23    MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

of its duties under its management agreements with the Funds and does not collect any additional fees from the Funds for such services. The U.S. Government Money Market Fund has entered into such joint repurchase agreements at March 31, 2021, as reflected in its accompanying Schedule of Investments.

The Funds may enter into transactions subject to enforceable netting arrangements (“Netting Arrangements”) under a repurchase agreement. Generally, Netting Arrangements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty. In addition,

Netting Arrangements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of March 31, 2021, the Funds have not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statements of Assets and Liabilities, that could be netted subject to Netting Arrangements.

The following table presents the repurchase agreements, which are subject to Netting Arrangements, as well as the collateral delivered related to those repurchase agreements.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*

Money Market	Citigroup	$22,000	$(22,000)	$-

	JPMorgan	3,000	(3,000)	-

	Total	$25,000	$(25,000)	$-

U.S. Government Money Market	Bank of America	$152,499	$(152,499)	$-

	Bank of Nova Scotia	550,000	(550,000)	-

	Barclays Capital	50,000	(50,000)	-

	BNY Mellon	1,000,000	(1,000,000)	-

	Citigroup	114,700	(114,700)	-

	Deutsche Bank	100,000	(100,000)	-

	Fixed Income Clearing	825,000	(825,000)	-

	Goldman Sachs	150,000	(150,000)	-

	JPMorgan	325,000	(325,000)	-

	NatWest	1,250,000	(1,250,000)	-

	Nomura Securities	1,775,000	(1,775,000)	-

	Royal Bank of Canada	550,000	(550,000)	-

	Societe Generale	52,500	(52,500)	-

	Total	$6,894,699	$(6,894,699)	$-

U.S. Government Select Money Market	Bank of America	$225,000	$(225,000)	$-

	Barclays Capital	400,000	(400,000)	-

	BNP Paribas	100,000	(100,000)	-

	Canadian Imperial Bank of

	Commerce	400,000	(400,000)	-

	Citigroup	40,300	(40,300)	-

	Fixed Income Clearing	175,000	(175,000)	-

	HSBC Securities	50,000	(50,000)	-

	JPMorgan	225,000	(225,000)	-

	Total	$1,615,300	$(1,615,300)	$-

*	Collateral received is reflected up to the fair value of the repurchase agreement. Refer to the Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME  Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of

MONEY MARKET FUNDS    24    NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2021

premiums and accretion of discounts. Certain Funds may receive dividend income, if any, from investment companies. Dividend income is recognized on the ex-dividend date.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual fund generally are allocated among all funds in the Trust in proportion to each Fund’s relative net assets. Expenses are recognized on an accrual basis.

F) LIQUIDITY FEES AND REDEMPTION GATES The Money Market Fund may impose a liquidity fee of up to 2 percent on redemptions from the Fund or temporarily restrict redemptions from the Fund for up to 10 business days in any given 90-day period (a “redemption gate”) in the event that the Fund’s weekly liquid assets fall below the following thresholds:

30 percent weekly liquid assets – If a Fund’s weekly liquid assets fall below 30 percent of the Fund’s total assets as of the end of a business day, and the Board determines it is in the best interests of the Fund, the Board may impose a liquidity fee of no more than 2 percent of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption. Liquidity fees and/or redemption gates may be implemented as early as the same business day that the weekly liquid assets of the Fund fall below 30 percent of the total assets.

10 percent weekly liquid assets – If a Fund’s weekly liquid assets fall below 10 percent of the Fund’s total assets as of the end of a business day, the Fund will impose, at the beginning of the next business day, a liquidity fee of 1 percent of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2 percent) would be in the best interest of the Fund.

If a Fund imposes a redemption gate, the Fund and the Fund’s authorized intermediaries will not accept redemption orders until the Fund has notified shareholders that the redemption gate has been lifted.

Liquidity fees and redemption gates may be terminated at any time at the discretion of the Board. In addition, liquidity fees and redemption gates will terminate at the beginning of the next business day once the Fund has invested 30 percent or more of its total assets in weekly liquid assets. A Fund may only suspend redemptions for up to 10 business days in any 90-day period.

Liquidity fees would generally be used to assist the Funds to stem redemptions during times of market stress.

A liquidity fee imposed by a Fund will reduce the amount you will receive upon the redemption of your shares, and will generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to the redemption.

If a Fund’s weekly liquid assets fall below 10 percent of the Fund’s total assets, the Fund reserves the right to permanently suspend redemptions and liquidate if the Board determines that it is not in the best interests of the Fund to continue operating.

Liquidity fees, if any, are included in Payments for Shares Redeemed in Note 9—Capital Share Transactions. No liquidity fees or redemption gates were imposed by the Money Market Fund during the fiscal year ended March 31, 2021.

G) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications may relate to net operating losses and expired capital loss carryforwards. These reclassifications have no impact on the net assets or the net asset value (“NAV”) of the Funds.

At March 31, 2021, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Money Market	$47	$(48)	$1
U.S. Government Money Market	403	(403)	–
U.S. Government Select Money Market	34	(34)	–

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Funds’ ability to utilize capital loss carry-forwards in the future may be limited under the Code and related regulations based on the results of future transactions.

NORTHERN FUNDS ANNUAL REPORT    25    MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

At March 31, 2021, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

Amounts in thousands	UNDISTRIBUTED
	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

U.S. Government Money Market	$396	$–

U.S. Government Select Money Market	33	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2021, was as follows:

	DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Money Market	$637	$4

U.S. Government Money Market	13,555	–
U.S. Government Select Money Market	2,890	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Money Market	$11,250	$–

U.S. Government Money Market	292,087	–

U.S. Government Select Money Market	54,461	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2021, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense and Other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2021.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2021.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 18, 2019, which expired on November 16, 2020 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on August 19-20, 2020, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 16, 2020 and will expire on November 15, 2021, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2021. There were no outstanding loan amounts at March 31, 2021.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

MONEY MARKET FUNDS    26    NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2021

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations. The contractual expense reimbursement receivables at March 31, 2021 were approximately $0, $12,000 and $10,000 for the the Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds, respectively, and are shown as part of Receivable from affiliates for expense reimbursements in the Statements of Assets and Liabilities.

At March 31, 2021, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL

	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Money Market	0.33%	0.35%

U.S. Government Money Market	0.33%	0.35%

U.S. Government Select Money Market	0.33%	0.35%

The contractual reimbursement arrangements described above are expected to continue until at least February 8, 2022 for the Money Market Fund and U.S. Government Money Market Fund and July 31, 2021 for the U.S. Government Select Money Market Fund. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, during the fiscal year ended March 31, 2021, NTI reimbursed certain additional expenses that may be excepted expenses.

NTI may reimburse additional expenses or waive all or a portion of the management fees of a Fund from time to time, including to avoid a negative yield. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. During the fiscal year ended March 31, 2021, NTI reimbursed additional expenses in order to avoid a negative yield for the Funds. The amounts voluntarily reimbursed by NTI are shown as Less expenses voluntarily reimbursed by investment adviser in the Statements of Operations. The voluntary expense reimbursement receivables at March 31, 2021 were approximately $10,000, $951,000 and $212,000 for the Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds, respectively, and are shown as part of Receivable from affiliates for expense reimbursements in the Statements of Assets and Liabilities. Any such reimbursement or waiver is paid monthly to the Funds by NTI.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.019 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return. Custodian credits are shown as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust

NORTHERN FUNDS ANNUAL REPORT    27    MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

and/or at the discretion of the Trust, a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2021, the following Fund engaged in purchases and/or sales of securities from an affiliated entity:

Amount in thousands	PURCHASES	SALES*

Money Market	$15,300	$-

*	During the fiscal year ended March 31, 2021, the realized gains (losses) associated with these transactions were zero.

Certain uninvested cash balances of the Funds may receive a return from Northern Trust based on a market return it receives less an administrative fee. These amounts (if any) are shown on the Funds’ Statements of Operations as Income from affiliates.

On April 1 and April 2, 2020, the Money Market Fund purchased asset-backed commercial paper with an aggregate value of $33,011,000 from an unaffiliated asset-backed commercial paper program. The purchase of this commercial paper was concurrent with separate transactions of other NTI client accounts that sold money market instruments to an unaffiliated broker-dealer that then conveyed those instruments to the issuer of the asset-backed commercial paper. The Money Market Fund sold the asset-backed commercial paper immediately after purchasing it, and did not realize any gain or loss on the sale. See Note 7 - U.S. Federal Reserve’s Money Market Mutual Fund Liquidity Facility.

7. U.S. FEDERAL RESERVE’S MONEY MARKET MUTUAL FUND LIQUIDITY FACILITY

The U.S. Federal Reserve established the Money Market Mutual Fund Liquidity Facility (“MMLF”) on March 18, 2020, to broaden its program of support for the flow of credit to households and businesses. Under the MMLF, loans are made available to eligible financial institutions secured by high-quality assets purchased by the financial institution from eligible money market mutual funds. From April 1 - 3, 2020, the Money Market Fund sold securities valued at $38,022,000 to a financial institution in connection with the MMLF. These securities were sold at amortized cost and the Money Market Fund incurred no realized gain or loss.

8. INVESTMENT TRANSACTIONS

At March 31, 2021, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of investments were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Money Market	$–	$–	$–	$180,705

U.S. Government Money Market	–	–	–	17,506,651

U.S. Government Select Money Market	–	–	–	3,909,111

9. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENTS OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS

Money Market	$94,913	$279	$(359,215)	$(264,023)

U.S. Government Money Market	73,747,179	1,462	(72,817,246)	931,395

U.S. Government Select Money Market	13,724,719	367	(13,416,295)	308,791

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

MONEY MARKET FUNDS    28    NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2021

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENTS OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS

Money Market	$601,472	$4,789	$(769,632)	$(163,371)

U.S. Government Money Market	72,000,916	62,199	(74,689,868)	(2,626,753)

U.S. Government Select Money Market	13,725,962	12,145	(13,926,824)	(188,717)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

12. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR.

Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

13. CORONAVIRUS (COVID-19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due

NORTHERN FUNDS ANNUAL REPORT    29    MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2021

to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

14. REORGANIZATION

At a meeting held on December 10, 2020, the Board of the Trust approved a Plan of Reorganization (the “Plan”) providing for the reorganization of Money Market Fund of Northern Funds (the “Acquired Fund”) into the U.S. Government Money Market Fund of Northern Funds (the “Acquiring Fund”). After considering the recommendation of NTI, the Board concluded that the reorganization would be in the best interests of each Fund and their shareholders and shareholders’ interests will not be diluted as a result of the reorganization. The reorganization was not effected on a tax-free basis for federal income tax purposes and is not expected to result in the recognition of capital gains or losses by shareholders of the Acquired Fund. At the time of the reorganization, each Fund offered and redeemed shares at $1.00 per share by valuing its portfolio investments at amortized cost. Pursuant to the Plan, all of the assets of the Acquired Fund were transferred to the Acquiring Fund, as shown in the table below, in exchange for shares of the Acquiring Fund of equal aggregate value and the Acquiring Fund’s assumption of all of the current and future liabilities of the Acquired Fund. Immediately following the reorganization, holders of shares of the Acquired Fund held shares of the Acquiring Fund having aggregate net asset value equal to the aggregate net asset value of the shares held in the Acquired Fund immediately prior to the reorganization. The reorganization was completed on April 9, 2021, following the approval of the reorganization by shareholders of the Money Market Fund.

	ACQUIRED FUND	ACQUIRING FUND

Amounts in thousands, except Exchange Ratio	MONEY MARKET U.S. GOVERNMENT MONEY MARKET

Exchange Ratio	1.000	N/A

Shares before the Reorganization	153,489	17,706,675

Net Assets before the Reorganization	153,535	17,707,020

Aggregated Net Assets immediately after the Reorganization	–	17,860,555

15. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure, other than the reorganization discussed in Note 14, above.

MONEY MARKET FUNDS    30    NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of three separate portfolios of Northern Funds, comprising the Money Market Fund, U.S. Government Money Market Fund, and U.S. Government Select Money Market Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the three portfolios constituting the Northern Funds as of March 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 14 to the financial statements, on December 10, 2020, the Board of Northern Funds approved a Plan of Reorganization providing for the reorganization of the Money Market Fund into the U.S. Government Money Market Fund. The Reorganization was completed on April 9, 2021, following the approval of the reorganization by shareholders of the Money Market Fund. Our opinion is not modified in respect of this matter.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 25, 2021

We have served as the auditor of one or more Northern Trust investment companies since 2002.

NORTHERN FUNDS ANNUAL REPORT    31    MONEY MARKET FUNDS

MONEY MARKET FUNDS

TAX INFORMATION	MARCH 31, 2021 (UNAUDITED)

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person as Qualified Interest Income (“QII”), for tax years after December 31, 2004. The following funds designated QII for the fiscal year ended March 31, 2021: the Money Market Fund, U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund.

The Funds designate the maximum amount required to be distributed as long-term capital gain under Internal Revenue Code Section 852(b)(2)(3).

MONEY MARKET FUNDS    32    NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2021 (UNAUDITED)

A special meeting of Shareholders of the Money Market Fund was held in a virtual format on March 31, 2021. At the meeting, shareholders were asked to approve a Plan of Reorganization that provided for the reorganization of the Fund into the U.S. Government Money Market Fund, also a series of the Trust. The resulted votes of the meeting are presented below:

	FOR	AGAINST	ABSTAIN	PERCENTAGE FOR
Number of Shares	100,050,598	2,296,088	1,816,896	96%

NORTHERN FUNDS ANNUAL REPORT    33    MONEY MARKET FUNDS

MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2021 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2020 through March 31, 2021.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2020 - 3/31/2021 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MONEY MARKET

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.16%	$1,000.00	$1,000.00	$0.80

Hypothetical	0.16%	$1,000.00	$1,024.13	$0.81

U.S. GOVERNMENT MONEY MARKET

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021
Actual	0.14%	$1,000.00	$1,000.00	$0.70
Hypothetical	0.14%	$1,000.00	$1,024.23	$0.71

U.S. GOVERNMENT SELECT MONEY MARKET

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021
Actual	0.14%	$1,000.00	$1,000.00	$0.70
Hypothetical	0.14%	$1,000.00	$1,024.23	$0.71

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2020 through March 31, 2021, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

MONEY MARKET FUNDS    34    NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2021 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 47 portfolios in the Northern Funds Complex—Northern Funds offers 42 portfolios and Northern Institutional Funds consists of 5 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 60 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 55 Trustee since 2019

•  Chief Schooling Officer since May 2020 and Head of School Management and Technology from July 2016 to May 2020, Success Academy Charter Schools;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 71 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 62 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 64 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 64 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

NORTHERN FUNDS ANNUAL REPORT    35    MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 63 Trustee since 2000

•  Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 55 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (Including Managing Director at Lattice Strategies, LLC (2014 to 2016), which was acquired by Hartford Funds in 2016);

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (Including Barclay Global Investors, acquired by BlackRock in 2009);

•  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company—27 portfolios)

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4) An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 62 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

MONEY MARKET FUNDS    36    NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2021 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Victor Fernandez Age: 44 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since September 2020	Senior Vice President of Northern Trust Investments, Inc. since September 2020; Deputy Chief Compliance Officer of Aegon USA Investment Management, LLC from 2017 to September 2020; Director of Aegon USA Investment Management, LLC from 2015 to 2017; Director of INTECH Investment Management LLC from 2011 to 2015.

Darlene Chappell Age: 58 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006.

Randal E. Rein Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 53 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011.

NORTHERN FUNDS ANNUAL REPORT    37    MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2021 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 60 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016.

Gregory A. Chidsey Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 60 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Deputy General Counsel and Senior Vice President at The Northern Trust Company since June 2020; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since October 2020.

Jose J. Del Real, Esq. Age: 43 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Assistant General Counsel and Senior Vice President of Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 38 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Senior Vice President of The Northern Trust Company since 2021; Vice President of The Northern Trust Company from 2016 to 2021.

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

MONEY MARKET FUNDS    38    NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

INVESTMENT CONSIDERATIONS

MONEY MARKET FUND[1,2,3,4,5,6,7,8,9]	U.S. GOVERNMENT SELECT MONEY MARKET FUND[1,2,3,6,9]
U.S. GOVERNMENT MONEY MARKET FUND[1,2,3,6,9]

1 Interest Rate Risk: During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Changing interest rates may have unpredictable effects on the markets and on the Fund’s investments. Recent and any future declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price.

2 Money Market Risk: You could lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

3 Stable NAV Risk: The Fund may be unable to maintain a NAV per share price of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

4 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

5 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

6 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

7 Liquidity Fee and Redemption Gate Risk: The Fund may impose a “liquidity fee” (up to 2 percent) or a “redemption gate” that temporarily restricts a shareholder’s ability to sell shares for up to 10 business days if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

8 Financial Services Industry Risk: The Fund will invest under normal market conditions at least 25% of its total assets in the financial services industry. As a result, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

9 Credit (or Default) Risk: The inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

NORTHERN FUNDS ANNUAL REPORT    39    MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files detailed month-end portfolio holdings information on Form N-MFP with the U.S. Securities and Exchange Commission (“SEC”) each month and posts a complete schedule of portfolio holdings on its website (northerntrust.com) as of each month-end for the previous six months. The Funds’ Forms N-MFP are available electronically on the SEC’s website (sec.gov).

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MONEY MARKET FUNDS    40    NORTHERN FUNDS ANNUAL REPORT

PROTECTING YOUR PRIVACY

Protecting your privacy is important at Northern Funds, which is why we wanted you to know:

◾	We do not sell non-public personal information about our investors or former investors to any outside company.

◾

We have policies that limit access to your information to only those people who need it to perform their jobs and provide services to you, and we have physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

◾

We collect information about you from applications, forms, conversations and your use of our Web site; third parties with your permission; and your transactions with us, our affiliates and our joint marketing partners.

◾

We do not disclose the information we collect about our investors or former investors to anyone, except to companies that perform services for us, affiliates with whom we have joint marketing agreements such as Northern Trust, (1) for our everyday purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations or report to credit bureaus or (2) as permitted by law.

◾

The information includes account balances and account history. You may limit our use or sharing of information about you with our affiliates and joint marketing partners for marketing purposes by calling 800-595-9111 weekdays from 7:00 a.m. to 5:00 p.m. Central time or by writing to us at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986.

If our information sharing practices change, we will send you a revised notice. You can also visit our Web site, northerntrust.com/funds,for an online version of our current privacy notice.

SHAREHOLDER COMMUNICATIONS

In order to help reduce expenses and reduce the amount of mail that you receive, we generally send a single copy of all materials, including prospectuses, financial reports, proxy statements and information statements to all investors who share the same mailing address, even if more than one person in a household holds shares of a fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center either by telephone at 800-595-9111; by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986; or by sending an e-mail to northern-funds@ntrs.com.

Not part of the Annual Report

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NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

©2021 Northern Funds

MM ANR (5/21)

MULTI-MANAGER FUNDS

ANNUAL REPORT

MARCH 31, 2021

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

MULTI-MANAGER FUNDS

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED
May lose value / No bank guarantee

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

EQUITY FUNDS

23	ACTIVE M EMERGING MARKETS EQUITY FUND
Ticker Symbol: NMMEX

28	ACTIVE M INTERNATIONAL EQUITY FUND
Ticker Symbol: NMIEX

36	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Ticker Symbol: NMFIX

40	MULTI-MANAGER GLOBAL REAL ESTATE FUND
Ticker Symbol: NMMGX

43	NORTHERN ENGAGE360TM FUND
Ticker Symbol: NENGX

FIXED INCOME FUNDS

51	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Ticker Symbol: NMEDX

64	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Ticker Symbol: NMHYX

95	NOTES TO THE FINANCIAL STATEMENTS

111	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

112	TAX INFORMATION

113	LIQUIDITY RISK MANAGEMENT PROGRAM

114	FUND EXPENSES

116	TRUSTEES AND OFFICERS

120	INVESTMENT CONSIDERATIONS

124	FOR MORE INFORMATION

NORTHERN FUNDS ANNUAL REPORT	1	MULTI-MANAGERFUNDS

MULTI-MANAGER FUNDS

ACTIVE M EMERGING MARKETS EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Uncertainty due to the COVID-19 pandemic brought about a period of heightened volatility across emerging markets during the Fund’s most recent fiscal year. For the 12-month reporting period ended March 31, 2021, the Active M Emerging Markets Equity Fund returned 62.55%, outperforming the 58.39% return of the MSCI Emerging Markets® Index.

Emerging market performance was supported by semiconductor stocks within South Korea and Taiwan. Information outsourcing stocks in India also performed well, contributing to that market’s rise of 76.61% for the period. Although China recovered from pandemic lockdowns more quickly than most markets, Chinese stocks were held back by U.S. sanctions announced in the fourth quarter of 2020, and returned 43.61%. South Africa posted a notable return of 80.49%, benefiting from the approval of COVID-19 vaccines. Rising COVID-19 infections resulted in the Brazilian market lagging the broader benchmark, with a return of 46.48%. Market participation broadened in the fourth quarter of 2020 as optimism over vaccine rollouts led to outperformance by value stocks. For the full 12-month period, however, the MSCI Emerging Markets Growth Index return of 63.78% outperformed the MSCI Emerging Markets Value Index return of 52.53%.

From a country perspective, an underweight to China added meaningfully to Fund performance during the period. Stock selection in China also was positive. Exposure to information technology stocks within Taiwan supported returns and an overweight to this market also contributed. Brazil was another market where the Fund’s holdings outperformed. On the downside, stock selection was weak in South Korea and South Africa, while the Fund’s exposure to Egypt also detracted from results. Growth-oriented sub adviser Axiom benefited from the growth style’s outperformance of value for the period, as well as from strong stock selection in Brazil, China and Taiwan. Top-down-focused Ashmore Investment Management Limited benefited from an underweight to China and overweights to both Taiwan and South Korea. Lastly, Westwood Global Investments overcame a value style headwind with strong stock selection in Brazil and Taiwan, along with an overweight to South Korea.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 11/19/08

ACTIVE M EMERGING MARKETS EQUITY FUND	62.55%	11.51%	3.74%	11.33%

MSCI EMERGING MARKETS® INDEX	58.39	12.07	3.65	10.91

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.25% and 1.10%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The MSCI Emerging Markets ® Index is a free-float adjusted market capitalization index designed to measure the equity market performance in the global emerging markets.

The MSCI Emerging Markets Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 27 Emerging Markets (EM) countries.

The MSCI Emerging Markets Value Index captures large and mid cap securities exhibiting overall value style characteristics across 27 Emerging Markets (EM) countries.

Information about Investment Considerations can be found on pages 120 and 121.

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

ACTIVE M INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global markets began to recover during the second quarter of 2020, after the COVID-19 pandemic led to a sharp decline in the first quarter of 2020. The MSCI World® ex USA IM Index posted its best quarterly performance in 10 years, gaining 16.21% in the second quarter of 2020. This helped to propel the Index’s 48.47% return for the 12-month period ended March 31, 2021. The Active M International Equity Fund performed well on both an absolute and relative basis during this period, with a return of 59.61%. More cyclical areas of the markets such as materials, consumer discretionary, information technology, industrials and financials fared better for the reporting period, as economic recovery seemed likely after vaccines became available. Defensive sectors such as consumer staples and health care struggled relative to the index. Following a strong start by growth stocks, value stocks outperformed for the reporting period, while small-cap stocks outperformed large caps.

Stock selection led the Fund’s outperformance, driven in part by an overweight to higher-risk securities. The Fund’s industry allocations, including an underweight to pharmaceuticals, which lagged the index, and an overweight to the better performing semiconductors & semiconductor equipment, contributed positively. Sector allocation, specifically an underweight to energy as well as non-benchmark exposure to emerging markets, also contributed to Fund’s performance. Conversely, an overweight to larger-cap stocks detracted from Fund performance.

Value sub-advisers Causeway Capital Management and Wellington Management Company performed well due to their exposures to deeper value, more economic sensitive stocks. WCM Investment Management’s quality growth portfolio and the Fund’s smaller-cap sub-adviser, Victory Capital Management, struggled during the latter part of the period but managed to post positive results for the full 12 months. In September 2020, Polen Capital Management’s international growth strategy was added to the Fund. Polen employs a concentrated portfolio seeking high quality large-cap growth companies that seek to provide sustainable, above-average earnings growth.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 06/22/06

ACTIVE M INTERNATIONAL EQUITY FUND	59.61%	9.98%	4.82%	4.06%

MSCI WORLD® EX USA IM INDEX	48.47	9.16	5.47	4.38

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.91% and 0.85%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

MSCI World® ex USA IM Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets. It captures large, mid and small cap representation across 22 developed markets, excluding the United States, and covers approximately 99% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on pages 120 and 121.

NORTHERN FUNDS ANNUAL REPORT	3	MULTI-MANAGERFUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2021, the global listed infrastructure market as measured by the S&P Global Infrastructure® Index posted a strong return of 35.99%, while underperforming the broader global equity market as gauged by the 54.60% return of the MSCI ACWI Index. The top-performing sub-industries within the S&P Global Infrastructure® Index were cyclicals such as marine ports, airports and oil & gas pipelines that declined sharply when the pandemic began and then benefited from a strong rebound on positive COVID-19 vaccine news. Utilities, including water, gas and electric lagged during the period. All major regions posted positive returns for the 12 months, led by the U.K. and Pacific ex-Japan, while North America underperformed.

The Multi-Manager Global Listed Infrastructure Fund’s return of 25.81% underperformed the 35.99% return of the S&P Global Infrastructure® Index for the period, with an underweight to the airport sector the largest detractor to Fund performance. An overweight in water utilities and stock selection in diversified utilities also weighed on relative Fund performance, partially offset by a strong contribution from non-benchmark exposure to railways. Strong stock selection in electric utilities also contributed positively to Fund performance.

Sub-adviser Lazard Asset Management underperformed the Fund’s benchmark over the 12-month period, due to an underweight in airports and an overweight in water utilities. Sub-adviser Maple-Brown Abbott Limited underperformed due to an underweight in airports and an overweight in utilities. First Sentier underperformed due to an underweight in airports, an overweight to towers and weak stock selection within utilities.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 09/18/12

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	25.81%	5.25%	7.03%	7.54%

S&P GLOBAL INFRASTRUCTURE® INDEX (NET DIVIDEND RETURN)	35.99	4.74	5.79	5.91

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.98% and 0.98%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The S&P Global Infrastructure® Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation and Energy.

Information about Investment Considerations can be found on pages 120 and 121.

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2021, global real estate securities as measured by the FTSE® EPRA®/NAREIT® Developed Index returned 34.65% as the sector snapped back from the pressures of the COVID-19 pandemic and ensuing restrictions. The Multi-Manager Global Real Estate Fund returned 33.59% for the reporting period, modestly underperforming the benchmark . During the period, the United States, Australia and Canada outperformed in a reversal of the volatile first quarter of 2020, as investors sought a combination of longer-term growth and safety. Hong Kong and Japan underperformed, reversing their outperformance during the emergence of COVID-19 in early 2020. In sector terms, lodging and retail real estate rebounded from pandemic-driven selloffs to outperform during the period. Data centers disappointed during the period, giving back some of the gains experienced in the immediate wake of COVID-19 as “work from home” emerged as a theme. Additionally, office buildings lagged as uncertainty about employees returning to on-site work weighed on the sector.

Stock selection in the United States and holdings outside of the benchmark were the primary detractors from Fund performance. The Fund’s performance was negatively impacted by an underweight to retail. Stock selection in Japan and an allocation to Australia were positive contributors.

Sub-adviser Massachusetts Financial Services Company outperformed the Fund’s benchmark and added value through allocation and stock selection in Japan, Australia and Mexico, allocation and stock selection in the office sector, and non-benchmark exposures. In early September 2020, Janus Capital Management replaced Brookfield Public Securities Group as a sub-adviser to the Fund. Janus has historically managed a portfolio that is different than the benchmark and seeks to take meaningful active positions in its highest conviction ideas.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 11/19/08

MULTI-MANAGER GLOBAL REAL ESTATE FUND	33.59%	5.56%	5.91%	11.21%

FTSE® EPRA® /NAREIT® DEVELOPED® INDEX	34.65	3.86	5.73	11.13

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.09% and 0.94%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

FTSE® EPRA®/NAREIT® Developed® Index is designed to track the performance of listed real estate companies and REITs worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds (ETFs). It is not possible to invest in an index.

Information about Investment Considerations can be found on pages 120 and 121.

NORTHERN FUNDS ANNUAL REPORT	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NORTHERN ENGAGE360TM FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global equities as measured by the MSCI ACWI Index, returned 54.60% over the 12-month reporting period ended March 31, 2021. The U.S. market, as measured by the Russell 3000® Index, returned 62.53%, while the international developed market as measured by the MSCI EAFE® Index and emerging markets as measured by the MSCI Emerging Markets Index returned 44.57% and 58.39%, respectively. From a style perspective, growth outperformed value over the period, with the MSCI ACWI® Growth Index returning 58.95% versus the MSCI ACWI® Value Index returning 48.82%.

The Northern Engage360TM Fund returned 56.79% for the reporting period ended March 31, 2021, outperforming the return of the MSCI ACWI Index. The Fund’s stock selection and smaller-cap bias led to positive relative return over the period. Sub-advisers ARK Investment Management, Aristotle Capital Management and EARNEST Partners U.S. contributed positively to the Fund’s relative return, while international sub-advisers Ariel Investments and Strategic Global Advisors and U.S. large cap sub-adviser Mar Vista International Partners detracted from the Fund’s relative performance. ARK was the largest contributor to Fund returns, with performance driven by positive stock selection within health care and consumer discretionary. Aristotle’s favorable performance was due to positive stock selection in financials and information technology, while EARNEST benefited from an underweight to utilities and an overweight to information technology. Ariel’s negative relative return was driven by stock selection in information technology and materials, while Strategic Global’s negative contribution derived broadly from stock selection across sectors.

During its most recent fiscal year, the Fund removed U.S. small and mid capitalization sub-adviser Segall Bryant and Hamill. Proceeds from the transaction were allocated between the Fund’s two U.S. large-cap sub-advisers, Mar Vista and Aristotle.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION 11/20/17

NORTHERN ENGAGE360TM FUND	56.79%	11.52%	10.82%

MSCI ACWI INDEX	54.60	12.07	11.48

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.78% and 0.70%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 49 country indices comprising 23 developed and 26 emerging market country indices. As of May 31, 2020, the developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of May 31, 2020, the emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Information about Investment Considerations can be found on pages 120 and 121.

NORTHERN FUNDS ANNUAL REPORT	6	MULTI-MANAGERFUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Multi-Manager Emerging Markets Debt Opportunity Fund is constructed to provide exposure to a blend of local and external currency emerging market debt, as well as to opportunistically invest in emerging market corporate and frontier market bonds. For the 12-month reporting period ended March 31, 2021, external debt (i.e., debt denominated in U.S. dollars or euros) posted a 16.00% return as measured by the JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index, while emerging market local bonds posted a 13.03% return as measured by the JP Morgan GBI-EM Global Diversified Index. The Fund is benchmarked to a blended index that is equally divided between the JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index.

The Multi-Manager Emerging Markets Debt Opportunity Fund returned 17.77% for the reporting period ended March 31, 2021, compared with the blended benchmark return of 14.54%.

Positive relative Fund performance was driven by both sub-advisers during the period. Asset allocation was additive to Fund performance for both sub-advisers, as was Ashmore Investment Management’s positioning with respect to corporate issues. Most of the outperformance for the reporting period was driven by the external debt country selection of both sub-advisers. For sub-adviser Ashmore, Egypt and Ecuador were the top contributors to Fund performance on a country level, driven by local currency exposure in Egypt and by external debt positioning in Ecuador. Brazil, Ashmore’s largest overweight, was additive to Fund performance overall, as local currency detraction was outweighed by positive security selection. South Africa and Lebanon were relative detractors to Fund performance for the reporting period. For sub-adviser Global Evolution USA, Angola, Zambia and Argentina positioning led positive contributions to Fund performance, driven by hard currency allocation as well as security selection, while positioning in Nigeria and Mexico detracted.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 12/03/13

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	17.77%	-0.37%	2.82%	1.16%

JP MORGAN EMBI GLOBAL DIVERSIFIED INDEX	16.00	4.04	5.05	5.46

JP MORGAN GBI-EM GLOBAL DIVERSIFIED INDEX	13.03	-0.79	3.08	0.51

50% JP MORGAN EMBI GLOBAL DIVERSIFIED AND 50% JP MORGAN GBI-EM GLOBAL DIVERSIFIED INDEX	14.54	1.66	4.12	3.03

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.01% and 0.94%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely weighted USD-denominated emerging markets sovereign bond index. The EMBI Global Diversified has the same instrument composition as the market-capitalization weighted EMBI Global, which includes USD-denominated fixed and floating rate instruments issued by sovereign and quasi-sovereign entities. The EMBI Global Diversified limits the weights of the index countries by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

JP Morgan Government Bond-Emerging Market Index Global Diversified (GBI-EM Global Diversified) tracks the performance of local currency debt issued by emerging market governments. The index incorporates a constrained market-capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers), for greater diversification among issuing governments.

Information about Investment Considerations can be found on pages 120 and 121.

NORTHERN FUNDS ANNUAL REPORT	7	MULTI-MANAGERFUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2021, the high yield market returned 23.22% as measured by the ICE BofA U.S. High Yield Constrained Index. For the period, lower quality securities led the high yield market’s performance with issues rated CCC and below returning 40.2%, followed by B-rated securities returning 22.4% and BB-rated securities returning 20.3%. From a sector perspective, energy (60.9%) and gaming (30.2%) outperformed the index, while technology (14.6%), media (12.2%) and telecommunications (10.2%) lagged.

For the 12-month reporting period ended March 31, 2021, the Multi-Manager High Yield Opportunity Fund returned 26.25% versus 23.22% for its benchmark index, the ICE BofA U.S. High Yield Constrained Index.

The Fund’s overweight to lower-rated securities, driven by sub-adviser DDJ Capital Management and to a lesser extent Nomura Corporate Research and Asset Management, contributed to the Fund’s outperformance for the period. DDJ’s smaller issuer size and exposure to bank loans along with Nomura’s overweights to energy and gaming also contributed to Fund performance. Sub-adviser Neuberger Berman Investment Advisers’ high quality bias and security selection within lower-rated issuers helped to drive relative Fund performance, as did Nomura’s overall security selection and DDJ’s duration positioning.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/23/09

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	26.25%	7.45%	5.54%	6.58%

ICE BofA U.S. HIGH YIELD CONSTRAINED INDEX	23.22	7.92	6.30	7.67

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.93% and 0.86%, respectively, as of the most recent prospectus dated July 31, 2020. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

ICE BofA U.S. High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Master II Index, but caps issuer exposure based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on pages 120 and 121.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

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NORTHERN FUNDS ANNUAL REPORT	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ACTIVE M EMERGING MARKETS EQUITY FUND	ACTIVE M INTERNATIONAL EQUITY FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
ASSETS:

Investments, at value	$424,636	$660,673	$1,116,466

Investments in affiliates, at value	16,145	18,115	42,041

Foreign currencies, at value (cost $852, $1,276, $2,949, $1, $1,630 and $609, respectively)	854	1,252	2,950

Due from broker (Note 2)	—	—	—

Interest income receivable	—	—	—

Dividend income receivable	1,536	1,736	863

Receivable for foreign tax reclaims	40	1,717	1,047

Receivable for securities sold	1,135	1,185	7,674

Receivable for variation margin on futures contracts	60	1	59

Receivable for fund shares sold	289	57	451

Receivable from investment adviser	—	—	—

Receivable for variation margin on centrally cleared interest rate swap agreements	—	—	—

Unrealized appreciation on bilateral interest rate swap agreements	—	—	—

Unrealized appreciation on forward foreign currency exchange contracts	—	—	—

Prepaid and other assets	305	15	5

Total Assets	445,000	684,751	1,171,556

LIABILITIES:

Unrealized depreciation on forward foreign currency exchange contracts	—	—	—

Payable for securities purchased	4,988	1,379	3,364

Unfunded loan commitments (Note 2)	—	—	—

Payable for when-issued securities	—	—	—

Payable for variation margin on futures contracts	—	46	42

Payable for fund shares redeemed	45	20	278

Due to broker (Note 2)	—	—	—

Payable to affiliates:

Management fees	98	108	200

Custody fees	10	18	17

Shareholder servicing fees	6	2	5

Transfer agent fees	14	22	37

Accrued Trustee fees	2	2	2

Deferred foreign capital gains tax payable	928	—	—

Accrued other liabilities	100	26	17

Total Liabilities	6,191	1,623	3,962

Net Assets	$438,809	$683,128	$1,167,594

ANALYSIS OF NET ASSETS:

Capital stock	$287,710	$507,952	$1,047,512

Distributable earnings (loss)	151,099	175,176	120,082

Net Assets	$438,809	$683,128	$1,167,594

Shares Outstanding ($.0001 par value, unlimited authorization)	19,795	53,312	90,377

Net Asset Value, Redemption and Offering Price Per Share	$22.17	$12.81	$12.92

Investments, at cost	$321,807	$493,978	$1,000,329

Investments in affiliates, at cost	16,145	18,115	42,041

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

MULTI-MANAGER GLOBAL REAL ESTATE FUND	NORTHERN ENGAGE360TM FUND	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$175,872	$379,988	$136,991	$166,785

3,903	17,898	5,681	8,003

1	1,588	598	—

—	—	966	—

—	—	2,009	2,724

695	825	—	—

28	291	49	—

894	91	328	986

—	40	—	—

351	—	—	17

3	10	7	5

—	—	19	—

—	—	14	—

—	221	162	—

13	5	4	4

181,760	400,957	146,828	178,524

—	90	600	—

409	261	423	853

—	—	—	13

—	—	590	2,955

—	18	—	—

91	—	—	30

—	—	94	—

31	52	24	28

8	8	5	2

—	—	—	2

6	13	5	6

2	—	1	2

—	—	—	—

21	16	22	16

568	458	1,764	3,907

$181,192	$400,499	$145,064	$174,617

$162,517	$304,286	$162,320	$225,236

18,675	96,213	(17,256)	(50,619)

$181,192	$400,499	$145,064	$174,617

15,942	29,359	16,274	18,559

$11.37	$13.64	$8.91	$9.41

$149,392	$290,620	$145,004	$167,416

3,903	17,898	5,681	8,003

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ACTIVE M EMERGING MARKETS EQUITY FUND		ACTIVE M INTERNATIONAL EQUITY FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
INVESTMENT INCOME:

Dividend income	$6,641	(1)	$10,161 (1)	$27,759 (1)

Non-cash dividend income	454		—	1,752

Dividend income from investments in affiliates	5		9	25

Interest income (Note 6)	62		608	10

Total Investment Income	7,162		10,778	29,546

EXPENSES:

Management fees	4,237		4,965	9,650

Custody fees	259		192	164

Transfer agent fees	151		233	414

Registration fees	25		22	24

Printing fees	20		26	17

Professional fees	39		63	39

Shareholder servicing fees	99		17	58

Trustee fees	6		13	6

Interest expense	2		—	—

Tax expense	—		—	—

Other	72		52	17

Total Expenses	4,910		5,583	10,389

Less expenses reimbursed by investment adviser	(581)		(444)	(41)

Less expenses reimbursed by affiliate (Note 6)	—		—	—

Net Expenses	4,329		5,139	10,348

Net Investment Income	2,833		5,639	19,198

NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments (Note 6)	82,624	(2)	29,716	(5,140)

Interest rate swap agreements	—		—	—

Futures contracts	3,932		5,717	10,767

Foreign currency transactions	(366)		(53)	133

Forward foreign currency exchange contracts	—		—	—

Net changes in unrealized appreciation (depreciation) on:

Investments	92,822	(3)	234,232	213,973

Interest rate swap agreements	—		—	—

Futures contracts	(219)		(228)	38

Foreign currency translations	22		64	91

Forward foreign currency exchange contracts	—		—	—

Net Gains	178,815		269,448	219,862

Net Increase in Net Assets Resulting from Operations	$181,648		$275,087	$239,060

(1)	Net of $1,024, $1,181, $1,418, $152, $395 and $114, respectively, in foreign withholding taxes.

(2)	Net of foreign capital gains tax paid of $382 and $19, respectively.

(3)	Net change in unrealized deferred foreign capital gains tax of $928.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2021

MULTI-MANAGER GLOBAL REAL ESTATE FUND	NORTHERN ENGAGE360TM FUND	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$4,062(1)	$5,943 (1)	$—		$—

—	—	—		—

4	5	4		5

—	2	8,878	(1)	13,362

4,066	5,950	8,882		13,367

1,364	2,261	1,399		1,555

61	77	72		40

59	128	63		72

20	22	20		21

20	23	15		16

39	39	39		49

3	—	—		6

6	7	6		6

—	—	—		1

—	—	56		—

22	20	22		14

1,594	2,577	1,692		1,780

(182)	(250)	(92)		(174)

—	—	(56)		—

1,412	2,327	1,544		1,606

2,654	3,623	7,338		11,761

575	10,954	(6,096	)(2)	(13,782)

—	—	45		—

—	2,874	—		—

29	197	(236)		—

—	360	827		—

38,502	122,838	23,589		46,172

—	—	(113)		—

—	(182)	—		—

(4)	(47)	131		—

—	605	54		—

39,102	137,599	18,201		32,390

$41,756	$141,222	$25,539		$44,151

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ACTIVE M EMERGING MARKETS EQUITY FUND		ACTIVE M INTERNATIONAL EQUITY FUND		MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

Amounts in thousands	2021	2020	2021	2020	2021	2020

OPERATIONS:

Net investment income (Note 6)	$2,833	$11,616	$5,639	$15,891	$19,198	$26,218

Net realized gains (losses) (Note 6)	86,190	26,739	35,380	(17,600)	5,760	24,223

Net change in unrealized appreciation (depreciation)	92,625	(125,644)	234,068	(122,609)	214,102	(168,736)

Net Increase (Decrease) in Net Assets Resulting from Operations	181,648	(87,289)	275,087	(124,318)	239,060	(118,295)
CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from capital share transactions	(50,970)	(345,304)	(144,908)	(183,049)	54,342	31,394

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(50,970)	(345,304)	(144,908)	(183,049)	54,342	31,394
DISTRIBUTIONS PAID:

Distributable earnings	(30,239)	(45,400)	(5,234)	(50,146)	(22,028)	(26,473)

Total Distributions Paid	(30,239)	(45,400)	(5,234)	(50,146)	(22,028)	(26,473)

Total Increase (Decrease) in Net Assets	100,439	(477,993)	124,945	(357,513)	271,374	(113,374)

NET ASSETS:

Beginning of year	338,370	816,363	558,183	915,696	896,220	1,009,594

End of year	$438,809	$338,370	$683,128	$558,183	$1,167,594	$896,220

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER GLOBAL REAL ESTATE FUND		NORTHERN ENGAGE360TM FUND		MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

2021	2020	2021	2020	2021	2020	2021	2020

$2,654	$2,317	$3,623	$4,385	$7,338	$8,946	$11,761	$20,760

604	(2,014)	14,385	(2,267)	(5,460)	(4,648)	(13,782)	(3,729)

38,498	(19,895)	123,214	(34,518)	23,661	(24,361)	46,172	(39,748)

41,756	(19,592)	141,222	(32,400)	25,539	(20,063)	44,151	(22,717)

43,914	23,582	17,046	52,553	(11,786)	(17,119)	(71,396)	(108,057)

43,914	23,582	17,046	52,553	(11,786)	(17,119)	(71,396)	(108,057)

(3,046)	(4,336)	(3,438)	(4,322)	(1,403)	(4,297)	(12,426)	(20,934)

(3,046)	(4,336)	(3,438)	(4,322)	(1,403)	(4,297)	(12,426)	(20,934)

82,624	(346)	154,830	15,831	12,350	(41,479)	(39,671)	(151,708)

98,568	98,914	245,669	229,838	132,714	174,193	214,288	365,996

$181,192	$98,568	$400,499	$245,669	$145,064	$132,714	$174,617	$214,288

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

ACTIVE M EMERGING MARKETS EQUITY FUND
Selected per share data	2021		2020	2019	2018	2017

Net Asset Value, Beginning of Year	$14.61		$19.49	$22.55	$18.05	$15.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.15	(1)	0.59	0.42	0.28	0.20

Net realized and unrealized gains (losses)	8.93	(2)	(3.84)	(3.30)	4.22	2.79

Total from Investment Operations	9.08		(3.25)	(2.88)	4.50	2.99

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.20)		(0.88)	(0.18)	—	(0.30)

From net realized gains	(1.32)		(0.75)	—	—	—

Total Distributions Paid	(1.52)		(1.63)	(0.18)	—	(0.30)

Net Asset Value, End of Year	$22.17		$14.61	$19.49	$22.55	$18.05

Total Return(4)	62.55	%(1)	(18.77)%	(12.71)%	24.93%	19.75%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$438,809		$338,370	$816,363	$1,268,985	$962,121

Ratio to average net assets of:

Expenses, net of reimbursements and credits(5)	1.10%		1.10%	1.10%	1.10%	1.15	%(6)

Expenses, before reimbursements and credits	1.25%		1.26%	1.21%	1.21%	1.28	%(6)

Net investment income, net of reimbursements and credits(5)	0.72%		1.85%	1.61%	1.34%	1.13	%(6)

Net investment income, before reimbursements and credits	0.57%		1.69%	1.50%	1.23%	1.00	%(6)

Portfolio Turnover Rate	134.29%		81.32%	80.98%	36.14%	59.52%

(1)

The Northern Trust Company reimbursed the Fund approximately $41,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 62.53%. See Note 6.

(2)

The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $3,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, $17,000, $42,000 and $46,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019 and 2018, respectively, and approximately $ 36,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2017. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(6)

Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 1.10%. Prior to June 15, 2016, the expense limitation had been 1.35%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

ACTIVE M INTERNATIONAL EQUITY FUND
Selected per share data	2021		2020	2019	2018	2017

Net Asset Value, Beginning of Year	$8.09		$10.38	$11.70	$9.95	$9.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.13	(1)	0.21	0.22	0.17	0.16

Net realized and unrealized gains (losses)	4.69	(2)	(1.85)	(0.91)	1.74	0.60

Total from Investment Operations	4.82		(1.64)	(0.69)	1.91	0.76

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.10)		(0.26)	(0.29)	(0.16)	(0.16)

From net realized gains	—		(0.39)	(0.34)	—	—

Total Distributions Paid	(0.10)		(0.65)	(0.63)	(0.16)	(0.16)

Net Asset Value, End of Year	$12.81		$8.09	$10.38	$11.70	$9.95

Total Return(4)	59.61	%(1)	(17.49)%	(5.32)%	19.17%	8.27%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$683,128		$558,183	$915,696	$1,390,844	$1,156,348

Ratio to average net assets of:

Expenses, net of reimbursements and credits(5)	0.85%		0.85%	0.84%	0.84%	0.92	%(6)

Expenses, before reimbursements and credits	0.92%		0.93%	0.94%	0.93%	1.01	%(6)

Net investment income, net of reimbursements and credits(5)	0.93%		1.86%	1.75%	1.49%	1.41	%(6)

Net investment income, before reimbursements and credits	0.86%		1.78%	1.65%	1.40%	1.32	%(6)

Portfolio Turnover Rate	51.34%		39.52%	35.11%	65.70%	115.17%

(1)

The Northern Trust Company reimbursed the Fund approximately $26,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 59.59%. See Note 6.

(2)

The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $6,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $17,000, $45,000, $66,000, $77,000 and $71,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(6)

Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.84%. Prior to June 15, 2016, the expense limitation had been 1.20%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.48	$12.09	$12.83	$12.97	$11.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.21	0.31	0.36	0.38	0.28

Net realized and unrealized gains (losses)	2.47 (1)	(1.61)	0.08	0.51	1.22

Total from Investment Operations	2.68	(1.30)	0.44	0.89	1.50

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.20)	(0.31)	(0.43)	(0.44)	(0.29)

From net realized gains	(0.04)	—	(0.75)	(0.59)	—

Total Distributions Paid	(0.24)	(0.31)	(1.18)	(1.03)	(0.29)

Net Asset Value, End of Year	$12.92	$10.48	$12.09	$12.83	$12.97

Total Return(3)	25.81%	(11.09)%	4.24%	6.62%	12.96%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,167,594	$896,220	$1,009,594	$1,205,762	$1,248,307

Ratio to average net assets of:

Expenses, net of reimbursements and credits(4)	0.96%	0.98%	1.00%	1.00%	1.00%

Expenses, before reimbursements and credits	0.96%	0.98%	1.02%	1.02%	1.02%

Net investment income, net of reimbursements and credits(4)	1.78%	2.45%	2.81%	2.59%	2.24%

Net investment income, before reimbursements and credits	1.78%	2.45%	2.79%	2.57%	2.22%

Portfolio Turnover Rate	60.11%	80.41%	38.64%	44.40%	81.27%

(1)

The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $5,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $41,000, $77,000, $66,000, $97,000 and $52,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2021		2020	2019	2018	2017

Net Asset Value, Beginning of Year	$8.67		$11.12	$10.38	$10.63	$11.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.21		0.29	0.31	0.07	0.30

Net realized and unrealized gains (losses)	2.68	(1)	(2.28)	1.01	0.35	(0.04)

Total from Investment Operations	2.89		(1.99)	1.32	0.42	0.26

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.19)		(0.46)	(0.46)	(0.57)	(0.48)

From net realized gains	—		—	(0.12)	(0.10)	(1.06)

Total Distributions Paid	(0.19)		(0.46)	(0.58)	(0.67)	(1.54)

Net Asset Value, End of Year	$11.37		$8.67	$11.12	$10.38	$10.63

Total Return(3)	33.59	%(4)	(18.86)%	13.28%	3.93%	2.72%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$181,192		$98,568	$98,914	$76,973	$218,174

Ratio to average net assets of:

Expenses, net of reimbursements and credits(5)	0.92%		0.94%	0.94%	0.92%	0.96	%(6)

Expenses, before reimbursements and credits	1.04%		1.10%	1.20%	1.09%	1.10	%(6)

Net investment income, net of reimbursements and credits(5)	1.73%		2.18%	2.47%	2.97%	1.79	%(6)

Net investment income, before reimbursements and credits	1.61%		2.02%	2.21%	2.80%	1.65	%(6)

Portfolio Turnover Rate	81.36%		62.47%	66.43%	144.67%	167.04%

(1)

The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $1,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 33.09%.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $5,000, $3,000, $8,000 and $16,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(6)

Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.91%. Prior to June 15, 2016, the expense limitation had been 1.10%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

NORTHERN ENGAGE360TM FUND
Selected per share data	2021	2020	2019	2018(1)

Net Asset Value, Beginning of Period	$8.78	$10.03	$10.17	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.12	0.15	0.09	0.05

Net realized and unrealized gains (losses)	4.86 (2)	(1.24)	(0.14)	0.13

Total from Investment Operations	4.98	(1.09)	(0.05)	0.18

LESS DISTRIBUTIONS PAID:

From net investment income	(0.12)	(0.16)	(0.09)	(0.01)

From net realized gains	—	—	— (3)	—

Total Distributions Paid	(0.12)	(0.16)	(0.09)	(0.01)

Net Asset Value, End of Period	$13.64	$8.78	$10.03	$10.17

Total Return(4)	56.79%	(11.22)%	(0.36)%	1.80%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$400,499	$245,669	$229,838	$98,123

Ratio to average net assets of:(5)

Expenses, net of reimbursements and credits(6)	0.70%	0.70%	0.70%	0.70%

Expenses, before reimbursements and credits	0.77%	0.80%	0.88%	1.08%

Net investment income, net of reimbursements and credits(6)	1.08%	1.57%	1.60%	1.54	%(7)

Net investment income, before reimbursements and credits	1.01%	1.47%	1.42%	1.16	%(7)

Portfolio Turnover Rate	41.71%	32.99%	48.63%	7.21%

(1)	Commenced investment operations on November 20, 2017.

(2)

The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $1,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.

(4)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $9,000, $16,000, $11,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020 and 2019 and for the period from November 20, 2017 (commencement of operations) to March 31, 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(7)	As the Fund commenced investment operations on November 20, 2017, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS AND PERIOD ENDED MARCH 31,

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$7.62	$9.05	$9.68	$9.32	$8.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.44 (1)	0.52	0.51	0.55	0.53

Net realized and unrealized gains (losses)	0.93 (2)	(1.70)	(0.85)	0.30	0.03

Total from Investment Operations	1.37	(1.18)	(0.34)	0.85	0.56

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.08)	(0.25)	(0.29)	(0.49)	(0.13)

Return of capital	—	—	—	—	— (4)

Total Distributions Paid	(0.08)	(0.25)	(0.29)	(0.49)	(0.13)

Net Asset Value, End of Year	$8.91	$7.62	$9.05	$9.68	$9.32

Total Return(5)	17.93%	(13.20)%	(3.39)%	9.30%	6.32%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$145,064	$132,714	$174,193	$189,630	$98,397

Ratio to average net assets of:

Expenses, net of reimbursements and credits(6)	0.97%	0.94%	0.95%	0.94%	0.95%

Expenses, before reimbursements and credits	1.03%	1.02%	1.05%	1.05%	1.14%

Net investment income, net of reimbursements and credits(6)	4.45%	5.44%	5.67%	5.36%	5.48%

Net investment income, before reimbursements and credits	4.39%	5.36%	5.57%	5.25%	5.29%

Portfolio Turnover Rate	71.26%	73.25%	82.84%	99.56%	210.59%

(1)	The Northern Trust Company reimbursed the Fund approximately $56,000. The reimbursement represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	The Northern Trust Company reimbursed the Fund approximately $58,000. The reimbursement represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)	Per share amounts from distributions paid from return of capital were less than $0.01 per share.

(5)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(6)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $9,000, $11,000, $13,000 and $8,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$7.97	$9.56	$9.81	$10.01	$9.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.58	0.63	0.60	0.63	0.63

Net realized and unrealized gains (losses)	1.46	(1.59)	(0.25)	(0.20)	0.91

Total from Investment Operations	2.04	(0.96)	0.35	0.43	1.54

LESS DISTRIBUTIONS PAID:

From net investment income(1)	(0.60)	(0.63)	(0.60)	(0.63)	(0.54)

From net realized gains	—	—	—	—	—

Total Distributions Paid	(0.60)	(0.63)	(0.60)	(0.63)	(0.54)

Net Asset Value, End of Year	$9.41	$7.97	$9.56	$9.81	$10.01

Total Return(2)	26.25%	(10.79)%	3.75%	4.37%	17.41%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$174,617	$214,288	$365,996	$265,410	$322,859

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.85%	0.86%	0.86%	0.86%	0.87	%(4)

Expenses, before reimbursements and credits	0.95%	0.95%	0.98%	0.99%	0.99	%(4)

Net investment income, net of reimbursements and credits(3)	6.27%	6.57%	6.23%	6.26%	6.51	%(4)

Net investment income, before reimbursements and credits	6.17%	6.48%	6.11%	6.13%	6.39	%(4)

Portfolio Turnover Rate	91.41%	63.55%	80.62%	66.18%	92.50%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $7,000, $18,000, $31,000, $18,000 and $25,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2021, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)

Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.85%. Prior to June 15, 2016, the expense limitation had been 0.90%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND	MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.0% (1)

Argentina – 0.0%

MercadoLibre, Inc.*	56	$82

Australia – 0.1%

Fortescue Metals Group Ltd.	14,927	228

Brazil – 4.4%

Ambev S.A. ADR	1,714,782	4,698

Hapvida Participacoes e Investimentos S.A.	192,900	509

Localiza Rent a Car S.A.*	11,000	117

Locaweb Servicos de Internet S.A.*	50,900	207

Notre Dame Intermedica Participacoes S.A.	18,000	265

Petroleo Brasileiro S.A. ADR	109,682	930

StoneCo Ltd., Class A*	3,418	209

Suzano S.A.*	562,853	6,881

Vale S.A. ADR	242,553	4,216

WEG S.A.	104,000	1,384

		19,416

Chile – 0.1%

Banco Santander Chile ADR	15,760	391

China – 20.3%

Airtac International Group	110,000	3,907

Alibaba Group Holding Ltd.*	149,100	4,219

Alibaba Group Holding Ltd. ADR*	36,472	8,269

Anhui Conch Cement Co. Ltd., Class H	387,500	2,523

ANTA Sports Products Ltd.	105,000	1,718

Baidu, Inc. ADR*	18,946	4,122

BYD Co. Ltd., Class H	24,500	525

Centre Testing International Group Co. Ltd., Class A	229,400	999

China Construction Bank Corp., Class H	1,120,000	942

China International Capital Corp. Ltd., Class H*	2,067,600	5,036

China Life Insurance Co. Ltd., Class H	708,000	1,466

China Longyuan Power Group Corp. Ltd., Class H	458,000	626

China Merchants Bank Co. Ltd., Class H	252,500	1,932

China Vanke Co. Ltd., Class H	405,500	1,590

CITIC Securities Co. Ltd., Class H	924,500	2,126

Contemporary Amperex Technology Co. Ltd., Class A	50,880	2,515

Country Garden Services Holdings Co. Ltd.	148,000	1,509

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.0% (1) continued

China – 20.3% continued

Dongfeng Motor Group Co. Ltd., Class H	3,780,924	$3,529

Ganfeng Lithium Co. Ltd., Class H	76,000	937

Industrial & Commercial Bank of China Ltd., Class H	4,139,000	2,976

JD.com, Inc., Class A*	83,600	3,520

Jiangsu Hengli Hydraulic Co. Ltd., Class A	102,700	1,406

Kweichow Moutai Co. Ltd., Class A	2,400	738

Li Ning Co. Ltd.	326,000	2,130

LONGi Green Energy Technology Co. Ltd., Class A	45,100	613

Meituan, Class B*	30,100	1,160

Midea Group Co. Ltd., Class A	87,700	1,101

NetEase, Inc.	92,600	1,914

Ping An Insurance Group Co. of China Ltd., Class H	282,500	3,374

Shenzhen Inovance Technology Co. Ltd., Class A	154,000	2,013

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	15,100	923

Silergy Corp.	11,400	934

TAL Education Group ADR*	16,606	894

Tencent Holdings Ltd.	115,700	9,121

Trip.com Group Ltd. ADR*	41,870	1,659

Want Want China Holdings Ltd.	3,788,969	2,845

Wuliangye Yibin Co. Ltd., Class A	44,100	1,809

Wuxi Biologics Cayman, Inc.*	79,000	996

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	398,800	572

		89,188

Egypt – 0.8%

Commercial International Bank Egypt S.A.E.	914,385	3,361

France – 0.5%

LVMH Moet Hennessy Louis Vuitton S.E.	2,074	1,382

Sartorius Stedim Biotech	1,324	545

Teleperformance	441	161

		2,088

Hong Kong – 2.5%

AIA Group Ltd.	459,600	5,591

Alibaba Health Information Technology Ltd.*	46,000	131

China Resources Cement Holdings Ltd.	1,320,000	1,485

Galaxy Entertainment Group Ltd.*	205,000	1,854

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.0% (1) continued

Hong Kong – 2.5% continued

Hong Kong Exchanges & Clearing Ltd.	11,800	$698

Techtronic Industries Co. Ltd.	62,500	1,075

		10,834

Hungary – 0.2%

OTP Bank Nyrt.*	14,699	628

Richter Gedeon Nyrt.	7,350	217

		845

India – 11.1%

Asian Paints Ltd.	42,497	1,477

Escorts Ltd.	116,281	2,051

HDFC Bank Ltd.*	116,344	2,368

HDFC Bank Ltd. ADR*	13,981	1,086

Hero MotoCorp Ltd.	124,543	4,969

Housing Development Finance Corp. Ltd.	218,111	7,480

ICICI Bank Ltd. ADR*	248,265	3,980

Infosys Ltd. ADR	245,771	4,601

Mahindra & Mahindra Ltd.	16,916	184

Motherson Sumi Systems Ltd.	198,425	548

Reliance Industries Ltd.	173,012	4,755

Tata Consultancy Services Ltd.	307,647	13,391

Tata Motors Ltd. ADR*	16,410	341

UltraTech Cement Ltd.	16,780	1,549

		48,780

Indonesia – 2.2%

Astra International Tbk PT	9,188,908	3,353

Bank Central Asia Tbk PT	1,044,800	2,239

Bank Mandiri Persero Tbk PT	1,096,500	465

Bank Rakyat Indonesia Persero Tbk PT*	9,531,700	2,893

Vale Indonesia Tbk PT*	1,671,300	506

		9,456

Japan – 0.1%

Tokyo Electron Ltd.	1,350	578

Mexico – 5.4%

Alfa S.A.B. de C.V., Class A	3,269,688	1,896

America Movil S.A.B. de C.V., Class L ADR	268,426	3,645

Cemex S.A.B. de C.V., Series CPO*	1,664,000	1,170

Controladora Nemak S.A.B. de C.V.*	2,758,088	345

Grupo Aeroportuario del Sureste S.A.B. de C.V., Series B*	21,120	375

Grupo Bimbo S.A.B. de C.V., Series A	262,747	552

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.0% (1) continued

Mexico – 5.4% continued

Grupo Financiero Banorte S.A.B. de C.V., Series O*	198,800	$1,121

Grupo Mexico S.A.B. de C.V., Series B	1,160,297	6,116

Telesites S.A.B. de C.V.*	2,554	3

Wal-Mart de Mexico S.A.B. de C.V.	2,656,700	8,390

		23,613

Netherlands – 0.4%

ASML Holding N.V.	1,871	1,141

Prosus N.V.*	6,601	736

		1,877

Peru – 0.9%

Cia de Minas Buenaventura S.A.A. ADR*	119,824	1,202

Credicorp Ltd.	18,621	2,543

Southern Copper Corp.	5,338	362

		4,107

Philippines – 0.1%

SM Investments Corp.	19,569	387

Poland – 0.2%

Dino Polska S.A.*	3,079	203

KGHM Polska Miedz S.A.*	12,545	604

		807

Russia – 1.8%

LUKOIL PJSC ADR	41,124	3,327

Sberbank of Russia PJSC ADR	224,706	3,463

X5 Retail Group N.V. GDR (Registered)	4,194	135

Yandex N.V., Class A (NASDAQ Exchange)*	12,700	814

		7,739

Singapore – 0.4%

DBS Group Holdings Ltd.	34,900	753

Sea Ltd. ADR*	3,565	796

		1,549

South Africa – 5.8%

Anglo American Platinum Ltd.	16,348	2,396

AngloGold Ashanti Ltd.	29,275	640

Aspen Pharmacare Holdings Ltd.*	156,815	1,533

Bid Corp. Ltd.*	139,260	2,699

Bidvest Group (The) Ltd.	392,475	4,529

Clicks Group Ltd.	14,791	241

FirstRand Ltd.	133,454	466

Naspers Ltd., Class N	36,559	8,767

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.0% (1) continued

South Africa – 5.8% continued

Standard Bank Group Ltd.	273,751	$2,324

Truworths International Ltd.	583,529	1,891

		25,486

South Korea – 19.2%

Amorepacific Corp.	22,411	5,130

Hana Financial Group, Inc.	25,713	970

Hyundai Mobis Co. Ltd.	11,462	2,976

Hyundai Motor Co.	74,191	14,392

Kakao Corp.	4,034	1,782

Kia Motors Corp.	38,002	2,797

LG Chem Ltd.	5,163	3,691

LG Household & Health Care Ltd.	704	979

NAVER Corp.	5,418	1,812

NHN KCP Corp.*	993	44

NICE Information Service Co. Ltd.	24,771	556

Orion Corp.	33,349	3,873

POSCO	27,682	7,933

Samsung Biologics Co. Ltd.*	683	453

Samsung Electronics Co. Ltd.	331,697	23,959

Shinhan Financial Group Co. Ltd.	149,687	4,963

SK Hynix, Inc.	68,817	8,104

		84,414

Sweden – 0.2%

Atlas Copco AB, Class A	6,464	394

Epiroc AB, Class A	16,615	376

		770

Taiwan – 11.8%

Accton Technology Corp.	29,000	281

Delta Electronics, Inc.	175,000	1,783

Globalwafers Co. Ltd.	67,598	1,797

Hon Hai Precision Industry Co. Ltd.	2,166,796	9,504

MediaTek, Inc.	231,000	7,939

Nien Made Enterprise Co. Ltd.	69,000	964

Realtek Semiconductor Corp.	123,000	2,152

Taiwan Semiconductor Manufacturing Co. Ltd.	396,000	8,234

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	142,000	16,796

United Microelectronics Corp.	168,000	300

United Microelectronics Corp. ADR	63,300	577

Vanguard International Semiconductor Corp.	413,000	1,577

		51,904

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.0% (1) continued

Thailand – 1.4%

Airports of Thailand PCL NVDR	217,300	$481

CP ALL PCL (Registered)	1,165,100	2,582

Kasikornbank PCL NVDR	425,400	1,979

PTT Exploration & Production PCL NVDR	329,400	1,201

		6,243

Turkey – 0.5%

Turkcell Iletisim Hizmetleri A.S.	1,258,194	2,280

United Arab Emirates – 0.6%

Emaar Properties PJSC*	2,866,590	2,767

United States – 1.8%

Citigroup, Inc.	9,090	661

Copa Holdings S.A., Class A*	28,964	2,340

Estee Lauder (The) Cos., Inc., Class A	3,300	960

NIKE, Inc., Class B	6,080	808

NVIDIA Corp.	745	398

Tenaris S.A. ADR	123,931	2,812

		7,979

Uruguay – 0.2%

Globant S.A.*	4,328	898
Total Common Stocks
(Cost $307,797)		408,067

PREFERRED STOCKS – 2.1% (1)

Brazil – 1.0%

Banco Bradesco S.A. ADR*	47,400	223

Itau Unibanco Holding S.A. ADR, 0.65%(2)	712,078	3,532

Petroleo Brasileiro S.A., 3.28%(2)	189,000	812

		4,567

South Korea – 1.1%

Samsung Electronics Co. Ltd., 1.86%(2)	74,210	4,801
Total Preferred Stocks
(Cost $6,996)		9,368

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 0.1%

United Kingdom – 0.1%

HSBC Bank PLC, 0.00%, 9/12/22 (3)	$18	$480
Total Foreign Issuer Bonds
(Cost $462)		480

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.1%

JP Morgan Structured Products, Exp. 10/18/21, Strike $0.00*	47,840	$196
Total Warrants
(Cost $197)		196

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 4.7%

iShares Core S&P 500 ETF	11,400	$4,535

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(4) (5)	16,144,670	16,145
Total Investment Companies
(Cost $20,510)		20,680

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.4%

U.S. Treasury Bill, 0.06%, 7/15/21(6) (7)	$1,990	$1,990
Total Short-Term Investments
(Cost $1,990)		1,990

Total Investments – 100.4%
(Cost $337,952)		440,781

Liabilities less Other Assets – (0.4%)		(1,972)
Net Assets – 100.0%		$438,809

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(3)	Zero coupon bond.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2021 is disclosed.
(6)	Discount rate at the time of purchase.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AB – Aktiebolag (Sweden: Corporation)

ADR – American Depositary Receipt

CPO – Certificado de Participación Ordinario

ETF – Exchange-Traded Fund

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

N.V. – Naamloze Vennootschap (Dutch: Limited Liability Company)

NVDR – Non-Voting Depositary Receipt

PCL – Public Company Limited

PJSC – Public Joint-Stock Company

PLC – Public Limited Company

S&P – Standard & Poor’s

S.A. – Société Anonyme (French: Public Limited Company)

S.A.B. de C.V. – Sociedad Anónima Bursátil de Capital Variable (Mexico: Public Company)

S.E. – Societas Europaea (German: Public Company)

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

MSCI Emerging Markets Index (United States Dollar)	142	$9,390	Long	6/21	$(28)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Communication Services	6.0%

Consumer Discretionary	17.1

Consumer Staples	8.2

Energy	3.1

Financials	17.6

Health Care	1.3

Industrials	6.6

Information Technology	25.3

Materials	10.0

Real Estate	1.0

Short-Term Investments	4.1

Utilities	0.1

Total Investments	100.4

Liabilities less Other Assets	(0.4)

Net Assets	100.0%

At March 31, 2021, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	24.0%

Korean Won	20.3

Hong Kong Dollar	15.5

Taiwan Dollar	9.0

Indian Rupee	8.8

South African Rand	5.8

All other currencies less than 5%	17.0

Total Investments	100.4

Liabilities less Other Assets	(0.4)

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2021 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Argentina	$82	$—	$—	$82

Brazil	19,416	—	—	19,416

Chile	391	—	—	391

China	14,944	74,244	—	89,188

Egypt	3,361	—	—	3,361

India	10,008	38,772	—	48,780

Mexico	23,613	—	—	23,613

Peru	4,107	—	—	4,107

Russia	814	6,925	—	7,739

Singapore	796	753	—	1,549

Taiwan	17,373	34,531	—	51,904

United States	7,979	—	—	7,979

Uruguay	898	—	—	898

All Other Countries(1)	—	149,060	—	149,060

Total Common Stocks	103,782	304,285	—	408,067

Preferred Stocks:

Brazil	4,567	—	—	4,567

South Korea	—	4,801	—	4,801

Total Preferred Stocks	4,567	4,801	—	9,368

Foreign Issuer Bonds	—	480	—	480

Warrants	—	196	—	196

Investment Companies	20,680	—	—	20,680

Short-Term Investments	—	1,990	—	1,990

Total Investments	$129,029	$311,752	$—	$440,781

OTHER FINANCIAL INSTRUMENTS

Liabilities

Futures Contracts	$(28)	$—	$—	$(28)
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% (1)

Argentina – 1.0%

MercadoLibre, Inc.*	4,486	$6,604

YPF S.A. ADR*	62,635	257

		6,861

Australia – 2.6%

Ansell Ltd.	18,018	538

Bank of Queensland Ltd.	55,029	362

Bapcor Ltd.	64,752	369

Beach Energy Ltd.	583,023	758

Charter Hall Group	74,214	727

CSL Ltd.	48,681	9,810

CSR Ltd.	80,507	355

Elders Ltd.	54,177	513

JB Hi-Fi Ltd.	12,756	503

Mineral Resources Ltd.	39,903	1,157

OZ Minerals Ltd.	53,910	934

Pendal Group Ltd.	66,327	329

Seven Group Holdings Ltd.	26,574	457

Shopping Centres Australasia Property Group	183,454	350

Silver Lake Resources Ltd.*	353,675	406

Technology One Ltd.	52,234	373

		17,941

Austria – 0.1%

Erste Group Bank A.G.*	29,461	1,000

Belgium – 0.3%

Ageas S.A./N.V.	29,326	1,772

Brazil – 0.6%

Cia de Saneamento Basico do Estado de Sao Paulo*	75,089	547

Magazine Luiza S.A.	946,300	3,376

		3,923

Canada – 5.3%

Air Canada*	139,100	2,894

Aphria, Inc.*	22,729	418

ARC Resources Ltd.	60,614	372

ATS Automation Tooling Systems, Inc.*	19,636	414

Ballard Power Systems, Inc.*	9,955	243

Barrick Gold Corp.	72,385	1,436

Boardwalk Real Estate Investment Trust	12,382	358

BRP, Inc.	7,358	638

Cameco Corp. (New York Exchange)	41,003	681

Canadian Pacific Railway Ltd. (New York Exchange)	23,527	8,924

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% (1) continued

Canada – 5.3% continued

Canadian Western Bank	19,312	$492

Cogeco Communications, Inc.	4,753	446

Descartes Systems Group (The), Inc.*	5,266	321

Dundee Precious Metals, Inc.	50,200	306

Endeavour Mining Corp.	38,269	771

Finning International, Inc.	20,721	527

Fortuna Silver Mines, Inc.*	48,614	315

Kinross Gold Corp. (New York Exchange)	127,096	848

Lululemon Athletica, Inc.*	17,626	5,406

Northland Power, Inc.	20,216	733

Parex Resources, Inc.*	44,104	786

Shopify, Inc., Class A*	5,609	6,206

Stella-Jones, Inc.	10,471	425

TFI International, Inc.	13,260	994

Tourmaline Oil Corp.	21,345	406

Tricon Residential, Inc.	54,528	558

West Fraser Timber Co. Ltd.	4,650	335

		36,253

China – 4.3%

Alibaba Group Holding Ltd. ADR*	17,890	4,056

Baidu, Inc. ADR*	2,095	456

Beijing Capital International Airport Co. Ltd., Class H	910,000	710

Dongfeng Motor Group Co. Ltd., Class H	1,647,387	1,538

Futu Holdings Ltd. ADR*	1,156	184

New Oriental Education & Technology Group, Inc. ADR*	204,499	2,863

Shenzhou International Group Holdings Ltd.	214,200	4,452

Tencent Holdings Ltd.	130,414	10,281

Wuxi Biologics Cayman, Inc.*	381,809	4,816

		29,356

Denmark – 1.5%

AP Moller - Maersk A/S, Class B	683	1,589

Drilling Co. of 1972 (The) A/S*	2,359	94

DSV Panalpina A/S	38,191	7,489

Netcompany Group A/S	3,269	311

Pandora A/S*	4,765	511

Royal Unibrew A/S	4,270	447

		10,441

Finland – 0.6%

Kemira OYJ	19,631	302

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% (1) continued

Finland – 0.6% continued

Metso Outotec OYJ	56,136	$626

Nokia OYJ*	427,292	1,708

TietoEVRY OYJ	13,927	431

Valmet OYJ	21,456	782

Wartsila OYJ Abp	15,723	165

		4,014

France – 10.4%

Airbus S.E.*	25,501	2,888

Alstom S.A.*	6,723	335

Arkema S.A.	2,732	331

Atos S.E.*	4,167	325

AXA S.A.	203,300	5,451

BNP Paribas S.A.*	64,697	3,931

Carrefour S.A.	23,199	420

Cie de Saint-Gobain*	57,981	3,422

Danone S.A.	31,022	2,129

Dassault Aviation S.A.*	520	579

Dassault Systemes S.E.	5,807	1,242

Eiffage S.A.*	8,266	828

Elis S.A.*	23,669	387

Engie S.A.*	154,592	2,195

Faurecia S.E. (Euronext Paris

Exchange)*	15,207	810

Kering S.A.	1,499	1,035

Klepierre S.A.	30,514	711

Korian S.A.*	10,484	364

La Francaise des Jeux S.A.E.M(2)	7,048	320

LVMH Moet Hennessy Louis Vuitton S.E.	15,920	10,609

Nexans S.A.*	7,280	645

Nexity S.A.	7,484	369

Orange S.A.	141,397	1,741

Pernod Ricard S.A.	32,840	6,165

Publicis Groupe S.A.	12,570	767

Renault S.A.*	27,760	1,199

Rexel S.A.*	91,150	1,807

RTL Group S.A.*	17,672	1,036

Rubis S.C.A.	9,589	454

Sanofi	42,152	4,166

SCOR S.E.*	22,594	770

SEB S.A.	2,069	365

Societe Generale S.A.*	69,037	1,804

SOITEC*	3,111	636

Sopra Steria Group*	2,871	480

TOTAL S.E.	169,498	7,894

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% (1) continued

France – 10.4% continued

Valeo S.A.	21,645	$736

Vinci S.A.	15,581	1,597

		70,943

Germany – 5.4%

adidas A.G.*	7,600	2,372

alstria office REIT-A.G.	31,342	507

Aurubis A.G.	4,913	407

BASF S.E.	49,352	4,099

Bayer A.G. (Registered)	22,961	1,453

Bechtle A.G.	3,183	597

Brenntag S.E.	6,631	566

Carl Zeiss Meditec A.G. (Bearer)	2,909	438

CECONOMY A.G.*	98,619	571

Covestro A.G.(2)	7,522	506

Daimler A.G. (Registered)	32,583	2,903

Deutsche Pfandbriefbank A.G.*	41,851	487

DWS Group GmbH & Co. KGaA	10,336	447

Encavis A.G.	2,200	42

Freenet A.G.	23,748	569

Fresenius S.E. & Co. KGaA	42,951	1,913

Gerresheimer A.G.	5,100	507

HelloFresh S.E.*	5,416	404

Infineon Technologies A.G.	33,895	1,437

METRO A.G.	31,881	337

ProSiebenSat.1 Media S.E.*	29,288	599

Rheinmetall A.G.	6,182	626

RWE A.G.	61,083	2,393

SAP S.E.	46,061	5,641

Siemens A.G. (Registered)	22,870	3,756

Siemens Healthineers A.G.(2)	42,100	2,279

TAG Immobilien A.G.*	24,803	708

United Internet A.G. (Registered)	8,137	326

		36,890

Hong Kong – 1.5%

AIA Group Ltd.	635,711	7,734

China High Precision Automation Group Ltd.(3) *	982,000	—

CK Asset Holdings Ltd.	242,292	1,473

Hysan Development Co. Ltd.	150,000	587

Towngas China Co. Ltd.*	492,000	246

United Laboratories International Holdings (The) Ltd.	404,000	298

		10,338

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% (1) continued

India – 1.3%

HDFC Bank Ltd. ADR*	113,331	$8,805

Indonesia – 0.1%

Bank Mandiri Persero Tbk PT	2,005,636	851

Ireland – 5.2%

Accenture PLC, Class A	39,880	11,017

AerCap Holdings N.V.*	8,130	477

AIB Group PLC*	6,042	16

AIB Group PLC (London Exchange)*	413,651	1,078

Bank of Ireland Group PLC*	105,382	523

Bank of Ireland Group PLC (London Exchange)*	271,817	1,348

Dalata Hotel Group PLC*	75,266	373

Experian PLC	232,818	8,020

ICON PLC*	36,049	7,079

Medtronic PLC	24,700	2,918

Ryanair Holdings PLC ADR*	17,698	2,035

UDG Healthcare PLC	60,263	652

		35,536

Isle of Man – 0.1%

Entain PLC*	18,544	388

Israel – 0.1%

Inmode Ltd.*	9,225	668

Italy – 3.5%

ACEA S.p.A.	24,331	533

Assicurazioni Generali S.p.A.	97,912	1,965

Banca Mediolanum S.p.A.*	48,916	463

BPER Banca*	275,732	610

Buzzi Unicem S.p.A.	20,687	540

Enel S.p.A.	321,831	3,216

Eni S.p.A.	211,818	2,613

Ferrari N.V.	28,413	5,949

Interpump Group S.p.A.	7,330	369

Reply S.p.A.	4,723	597

Saipem S.p.A.	254,907	695

UniCredit S.p.A.*	591,124	6,277

		23,827

Japan – 12.3%

Anritsu Corp.	19,900	437

ASKUL Corp.	11,600	444

BayCurrent Consulting, Inc.	4,000	918

Bell System24 Holdings, Inc.	16,600	284

Benesse Holdings, Inc.	5,505	116

Canon, Inc.	30,627	694

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% (1) continued

Japan – 12.3% continued

Capcom Co. Ltd.	20,800	$678

Chiyoda Corp.*	57,951	250

Citizen Watch Co. Ltd.	137,903	473

Daihen Corp.	9,600	423

Dai-ichi Life Holdings, Inc.	89,360	1,546

DeNA Co. Ltd.	45,921	901

Denka Co. Ltd.	14,700	586

Eiken Chemical Co. Ltd.	21,800	425

Eisai Co. Ltd.	9,833	661

FANUC Corp.	13,500	3,213

Freee K.K.*	2,900	248

Fuji Corp.	24,100	620

Fuji Media Holdings, Inc.	30,958	380

Fuji Soft, Inc.	6,600	343

Fujitsu Ltd.	4,539	659

FULLCAST Holdings Co. Ltd.	16,000	289

Gree, Inc.	124,400	630

H.U. Group Holdings, Inc.	14,600	491

Hino Motors Ltd.	171,900	1,474

Honda Motor Co. Ltd.	120,336	3,622

Inpex Corp.	193,491	1,320

Internet Initiative Japan, Inc.	25,400	599

Invincible Investment Corp.	873	330

Isuzu Motors Ltd.	173,917	1,877

Izumi Co. Ltd.	8,500	334

Japan Airlines Co. Ltd.*	72,450	1,625

JGC Holdings Corp.	105,672	1,304

Kamigumi Co. Ltd.	34,370	654

Kanamoto Co. Ltd.	12,400	323

Kaneka Corp.	8,900	366

Kenedix Office Investment Corp.	59	420

Keyence Corp.	12,320	5,623

Kintetsu World Express, Inc.	19,200	499

Komeri Co. Ltd.	11,600	323

Kumagai Gumi Co. Ltd.	13,300	361

Mitsubishi Estate Co. Ltd.	98,273	1,723

Mitsubishi Heavy Industries Ltd.	22,877	715

Mitsubishi Motors Corp.*	137,720	394

Mitsubishi UFJ Financial Group, Inc.	522,622	2,789

Morinaga Milk Industry Co. Ltd.	7,900	416

Murata Manufacturing Co. Ltd.	39,500	3,185

NEC Networks & System Integration Corp.	29,500	522

Nichirei Corp.	11,100	286

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% (1) continued

Japan – 12.3% continued

Nikkiso Co. Ltd.	27,600	$281

Nikon Corp.	92,866	872

Nippon Accommodations Fund, Inc.	79	464

Nippon Electric Glass Co. Ltd.	21,000	489

Nippon Television Holdings, Inc.	57,513	758

Nissan Motor Co. Ltd.*	239,079	1,338

Nomura Holdings, Inc.	214,802	1,135

North Pacific Bank Ltd.	127,200	369

Open House Co. Ltd.	16,100	689

Penta-Ocean Construction Co. Ltd.	66,500	524

Rengo Co. Ltd.	62,900	547

Resona Holdings, Inc.	452,564	1,897

Resorttrust, Inc.	21,100	353

Sankyu, Inc.	7,300	320

Sanwa Holdings Corp.	32,800	431

Sawai Group Holdings Co. Ltd.	9,100	436

Shimamura Co. Ltd.	15,150	1,749

Shinko Electric Industries Co. Ltd.	32,500	1,020

Ship Healthcare Holdings, Inc.	18,000	507

Sompo Holdings, Inc.	21,300	815

Starts Corp., Inc.	14,100	371

Sumitomo Forestry Co. Ltd.	20,800	450

Sumitomo Heavy Industries Ltd.	27,910	780

Sumitomo Mitsui Financial Group, Inc.	124,195	4,516

Sumitomo Mitsui Trust Holdings, Inc.	49,330	1,717

Sushiro Global Holdings Ltd.	12,700	563

T&D Holdings, Inc.	182,255	2,366

Taiyo Yuden Co. Ltd.	11,300	537

Takeda Pharmaceutical Co. Ltd.	171,966	6,214

Takeuchi Manufacturing Co. Ltd.	16,800	473

THK Co. Ltd.	35,099	1,214

Tokyo Seimitsu Co. Ltd.	7,100	325

Tokyotokeiba Co. Ltd.	6,800	344

Toppan Printing Co. Ltd.	33,490	566

Toyo Tire Corp.	34,700	616

Valor Holdings Co. Ltd.	16,200	365

Zenkoku Hosho Co. Ltd.	11,600	534

Zeon Corp.	22,300	358

		84,096

Jordan – 0.1%

Hikma Pharmaceuticals PLC	11,535	362

Macau – 0.2%

Sands China Ltd.*	291,600	1,462

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% (1) continued

Malaysia – 0.1%

CIMB Group Holdings Bhd.	622,116	$652

Mexico – 0.4%

America Movil S.A.B. de C.V., Class L ADR	89,064	1,210

Grupo Financiero Banorte S.A.B. de C.V., Series O*	140,718	793

Wal-Mart de Mexico S.A.B. de C.V.	327,700	1,035

		3,038

Netherlands – 5.2%

ABN AMRO Bank N.V. - C.V.A.*	125,209	1,519

Adyen N.V.(2) *	2,093	4,692

Akzo Nobel N.V.	23,255	2,599

ArcelorMittal S.A.*	28,589	829

Argenx S.E.*	1,470	404

ASM International N.V.	4,860	1,422

ASML Holding N.V. (Registered)	15,365	9,486

ASR Nederland N.V.	15,258	683

Euronext N.V.	6,420	647

ING Groep N.V.	517,125	6,346

Intertrust N.V.*	16,930	281

PostNL N.V.*	151,559	737

Royal Dutch Shell PLC, Class B	236,390	4,348

SBM Offshore N.V.	22,534	413

Signify N.V.*	16,039	827

VEON Ltd. ADR*	308,654	546

		35,779

Norway – 0.4%

Norsk Hydro ASA	410,683	2,632

Sparebanken Vest	30,057	275

		2,907

Russia – 0.4%

Gazprom PJSC ADR	200,193	1,195

LUKOIL PJSC ADR	5,309	429

Sberbank of Russia PJSC ADR	51,610	795

		2,419

Singapore – 0.1%

AEM Holdings Ltd.	118,400	366

Frasers Logistics & Commercial Trust	427,600	461

		827

South Africa – 0.4%

Gold Fields Ltd. ADR	80,992	768

Impala Platinum Holdings Ltd.	17,465	324

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% (1) continued

South Africa – 0.4% continued

MTN Group	120,703	$709

Old Mutual Ltd.	900,501	771

		2,572

South Korea – 3.1%

AfreecaTV Co. Ltd.	5,611	391

Coway Co. Ltd.	5,009	290

Douzone Bizon Co. Ltd.	5,899	515

Hankook Tire & Technology Co. Ltd.	23,303	1,015

Hite Jinro Co. Ltd.	10,306	337

KB Financial Group, Inc.	50,970	2,526

KT Corp. ADR	146,880	1,827

Maeil Dairies Co. Ltd.	4,473	286

Neowiz*	19,718	410

Osstem Implant Co. Ltd.	10,091	760

Partron Co. Ltd.	36,930	351

PHARMA RESEARCH PRODUCTS Co. Ltd.	4,617	271

Samsung Electronics Co. Ltd.	71,743	5,182

Samsung Engineering Co. Ltd.*	27,267	339

SFA Engineering Corp.	9,881	355

Shinhan Financial Group Co. Ltd.	57,811	1,917

SK Hynix, Inc.	26,766	3,152

Soulbrain Co. Ltd.	3,794	976

		20,900

Spain – 3.4%

Acciona S.A.	3,041	510

Aena S.M.E. S.A.*	13,094	2,124

Amadeus IT Group S.A.*	140,021	9,912

Applus Services S.A.*	37,407	387

Banco Bilbao Vizcaya Argentaria S.A.	372,339	1,939

Bankinter S.A.	77,821	540

CaixaBank S.A.	1,529,464	4,735

Cia de Distribucion Integral Logista Holdings S.A.	21,242	421

Industria de Diseno Textil S.A.	47,800	1,576

Laboratorios Farmaceuticos Rovi S.A.	7,233	390

Merlin Properties Socimi S.A.	46,370	474

Viscofan S.A.	4,836	334

		23,342

Sweden – 1.9%

Atlas Copco AB, Class A	97,099	5,912

Dometic Group AB*	34,385	499

Evolution Gaming Group AB	26,316	3,876

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% (1) continued

Sweden – 1.9% continued

G5 Entertainment AB	2,591	$147

Getinge AB, Class B	20,458	568

Kindred Group PLC SDR*	48,796	858

Peab AB, Class B*	30,131	364

Wihlborgs Fastigheter AB	27,844	528

		12,752

Switzerland – 8.4%

ABB Ltd. (Registered)	56,380	1,715

Adecco Group A.G. (Registered)	53,883	3,629

Alcon, Inc.*	81,560	5,710

Bucher Industries A.G. (Registered)	1,238	631

Cie Financiere Richemont S.A., Class A (Registered)	22,774	2,187

Coca-Cola HBC A.G. - CDI*	10,163	323

Credit Suisse Group A.G. (Registered)	113,378	1,197

Forbo Holding A.G. (Registered)	195	353

Julius Baer Group Ltd.	23,880	1,526

LafargeHolcim Ltd. (Registered)*	49,716	2,922

Logitech International S.A. (Registered)	12,006	1,258

Lonza Group A.G. (Registered)	8,778	4,906

Nestle S.A. (Registered)	54,518	6,076

Novartis A.G. (Registered)	51,235	4,377

PSP Swiss Property A.G. (Registered)	5,152	628

Roche Holding A.G. (Genusschein)	9,652	3,120

Sika A.G. (Registered)	21,947	6,269

Sulzer A.G. (Registered)	4,880	549

Swiss Life Holding A.G. (Registered)	1,128	554

Tecan Group A.G. (Registered)	1,034	459

Temenos A.G. (Registered)	11,665	1,679

UBS Group A.G. (Registered)	228,808	3,543

Vontobel Holding A.G. (Registered)	7,045	537

Wizz Air Holdings PLC*	7,551	502

Zur Rose Group A.G.*	661	248

Zurich Insurance Group A.G.	6,632	2,828

		57,726

Taiwan – 2.2%

Catcher Technology Co. Ltd.	158,598	1,178

Hon Hai Precision Industry Co. Ltd.	358,340	1,572

Shin Kong Financial Holding Co. Ltd.	1,836,448	588

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	99,692	11,792

		15,130

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% (1) continued

Thailand – 0.3%

Kasikornbank PCL NVDR	409,417	$1,905

Turkey – 0.2%

Turk Telekomunikasyon A.S.	589,311	486

Turkcell Iletisim Hizmetleri A.S.	313,977	569

		1,055

United Kingdom – 9.1%

888 Holdings PLC	19,844	108

Anglo American PLC	58,301	2,284

Atlantica Sustainable Infrastructure PLC	10,587	388

B&M European Value Retail S.A.	98,488	717

Babcock International Group PLC*	202,445	638

BAE Systems PLC	276,682	1,926

Barclays PLC	803,830	2,061

BP PLC	1,441,810	5,850

British American Tobacco PLC	66,178	2,531

British Land (The) Co. PLC	117,831	819

BT Group PLC*	686,880	1,466

Bunzl PLC	50,840	1,628

Cairn Energy PLC	177,200	416

Centrica PLC*	946,508	707

Close Brothers Group PLC	19,920	426

Compass Group PLC*	32,857	662

Computacenter PLC	22,238	727

Cranswick PLC	7,141	358

Electrocomponents PLC	31,413	430

Future PLC	23,981	633

Gamesys Group PLC	18,580	495

Genus PLC	5,203	349

IG Group Holdings PLC	36,090	448

IMI PLC	33,687	620

Intermediate Capital Group PLC	17,745	451

International Consolidated Airlines Group S.A.*	624,995	1,710

J Sainsbury PLC	700,465	2,342

Kingfisher PLC*	421,910	1,852

Land Securities Group PLC	78,914	751

LondonMetric Property PLC	152,326	448

Marks & Spencer Group PLC*	357,604	744

Micro Focus International PLC	59,448	453

OSB Group PLC*	83,108	488

Pets at Home Group PLC	68,652	391

Prudential PLC	108,446	2,299

Redrow PLC	71,053	615

RELX PLC	30,063	754

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.8% (1) continued

United Kingdom – 9.1% continued

RELX PLC	28,290	$711

Rolls-Royce Holdings PLC*	3,391,742	4,927

Royal Mail PLC*	62,816	437

Safestore Holdings PLC	54,236	595

Sage Group (The) PLC	263,267	2,225

Serco Group PLC*	215,695	409

Smith & Nephew PLC	68,332	1,290

Spirent Communications PLC	98,830	325

Standard Chartered PLC	290,432	1,998

Stock Spirits Group PLC	99,600	385

Synthomer PLC	69,945	448

Tate & Lyle PLC	46,653	493

Travis Perkins PLC*	25,587	544

Ultra Electronics Holdings PLC	12,868	360

Unilever PLC (London Exchange)	64,487	3,599

UNITE Group (The) PLC*	29,266	431

Vistry Group PLC	34,312	517

WPP PLC	194,198	2,465

		62,144

United States – 3.7%

Aon PLC, Class A	31,658	7,285

Mettler-Toledo International, Inc.*	4,459	5,153

Nexteer Automotive Group Ltd.	250,000	308

Ovintiv, Inc.	38,010	907

Reliance Worldwide Corp. Ltd.	112,103	383

ResMed, Inc.	33,535	6,507

STERIS PLC	24,711	4,707

		25,250
Total Common Stocks
(Cost $488,348)		654,125

PREFERRED STOCKS – 0.2% (1)

Germany – 0.2%

Volkswagen A.G., 2.02%(4)	5,521	1,543
Total Preferred Stocks
(Cost $797)		1,543

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.0%

Cie Financiere Richemont S.A., Exp. 11/22/23, Strike $67.00*	58,234	$22

Total Warrants
(Cost $—)		22

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 2.7%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(5) (6)	18,114,751	$18,115

Vanguard FTSE Developed Markets ETF	10,645	523
Total Investment Companies
(Cost $18,489)		18,638

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.7%

U.S. Treasury Bill, 0.06%, 7/15/21(7) (8)	$4,460	$4,460
Total Short-Term Investments
(Cost $4,459)		4,460

Total Investments – 99.4%
(Cost $512,093)		678,788

Other Assets less Liabilities – 0.6%		4,340
Net Assets – 100.0%		$683,128

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Level 3 asset that is worthless, bankrupt or has been delisted.
(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2021 is disclosed.
(7)	Discount rate at the time of purchase.
(8)	A portion of this security has been pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

A.G. – Aktiengesellschaft (German: Stock Corporation)

AB – Aktiebolag (Sweden: Corporation)

ADR – American Depositary Receipt

ASA – Aksjeselskap (Norway: Stock Company)

CDI – CREST Depository Interest

EAFE – Europe, Australasia and the Far East

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

MSCI – Morgan Stanley Capital International

N.V. – Naamloze Vennootschap (Dutch: Limited Liability Company)

NVDR – Non-Voting Depositary Receipt

PCL – Public Company Limited

PJSC – Public Joint-Stock Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

S.A. – Société Anonyme (French: Public Limited Company)

S.A.B. de C.V. – Sociedad Anónima Bursátil de Capital Variable (Mexico: Public Company)

S.E. – Societas Europaea (German: Public Company)

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

MSCI EAFE Index (United States Dollar)	92	$10,083	Long	6/21	$(12)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Communication Services	4.5%

Consumer Discretionary	13.4

Consumer Staples	4.3

Energy	4.3

Financials	17.2

Health Care	12.6

Industrials	15.5

Information Technology	15.0

Materials	5.2

Real Estate	2.3

Short-Term Investments	3.3

Utilities	1.8

Total Investments	99.4

Other Assets less Liabilities	0.6

Net Assets	100.0%

At March 31, 2021, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Euro	27.5%

United States Dollar	21.2

Japanese Yen	12.3

British Pound	11.2

Swiss Franc	8.3

Hong Kong Dollar	5.0

All other currencies less than 5%	13.9

Total Investments	99.4

Other Assets less Liabilities	0.6

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2021 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Argentina	$6,861	$—	$—	$6,861

Brazil	3,923	—	—	3,923

Canada	36,253	—	—	36,253

China	7,559	21,797	—	29,356

India	8,805	—	—	8,805

Ireland	23,526	12,010	—	35,536

Israel	668	—	—	668

Mexico	3,038	—	—	3,038

Netherlands	10,032	25,747	—	35,779

South Africa	768	1,804	—	2,572

South Korea	1,827	19,073	—	20,900

Taiwan	11,792	3,338	—	15,130

United Kingdom	388	61,756	—	62,144

United States	24,559	691	—	25,250

All Other Countries(1)	—	367,910	—	367,910

Total Common Stocks	139,999	514,126	—	654,125

Preferred Stocks	—	1,543	—	1,543

Warrants	22	—	—	22

Investment Companies	18,638	—	—	18,638

Short-Term Investments	—	4,460	—	4,460

Total Investments	$158,659	$520,129	$—	$678,788

OTHER FINANCIAL INSTRUMENTS

Liabilities

Futures Contracts	$(12)	$—	$—	$(12)
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.7% (1)

Australia – 7.4%

Atlas Arteria Ltd.	2,012,746	$9,112

Aurizon Holdings Ltd.	3,064,766	9,107

Spark Infrastructure Group	8,577,340	14,157

Transurban Group	5,354,141	54,302

		86,678

Brazil – 0.8%

CCR S.A.	2,736,400	6,262

CPFL Energia S.A.	638,700	3,469

		9,731

Canada – 3.7%

Atco Ltd., Class I	98,496	3,270

Emera, Inc.	278,708	12,404

Enbridge, Inc.	229,908	8,375

Hydro One Ltd.	302,020	7,034

Pembina Pipeline Corp.	417,200	12,051

		43,134

Chile – 0.2%

Aguas Andinas S.A., Class A	6,286,548	1,945

China – 0.8%

Jiangsu Expressway Co. Ltd., Class H	7,654,000	9,541

France – 7.8%

Eiffage S.A.*	78,612	7,872

Eutelsat Communications S.A.	456,700	5,559

Getlink S.E.*	1,108,879	17,013

Rubis S.C.A.	194,069	9,196

SES S.A.	660,000	5,242

Vinci S.A.	445,638	45,669

		90,551

Germany – 0.7%

Fraport A.G. Frankfurt Airport Services Worldwide*	138,844	8,442

Hong Kong – 2.8%

China Gas Holdings Ltd.	1,178,000	4,826

CK Infrastructure Holdings Ltd.	755,500	4,492

CLP Holdings Ltd.	681,500	6,621

Guangdong Investment Ltd.	4,770,000	7,771

Power Assets Holdings Ltd.	1,497,320	8,845

		32,555

Italy – 10.2%

ASTM S.p.A.*	211,616	6,415

Atlantia S.p.A.*	1,514,345	28,412

Hera S.p.A.	3,005,232	11,550

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.7% (1) continued

Italy – 10.2% continued

Infrastrutture Wireless Italiane S.p.A.(2)	1,048,828	$11,704

Italgas S.p.A.	1,553,782	10,105

Snam S.p.A.	4,979,307	27,647

Terna Rete Elettrica Nazionale S.p.A.	3,043,162	23,017

		118,850

Japan – 0.9%

East Japan Railway Co.	56,500	4,010

Tokyo Gas Co. Ltd.	286,300	6,363

		10,373

Mexico – 1.1%

ALEATICA S.A.B. de C.V.	3,216,989	3,541

Grupo Aeroportuario del Sureste S.A.B. de C.V., Series B*	241,028	4,281

Promotora y Operadora de Infraestructura S.A.B. de C.V.	679,606	5,187

		13,009

Netherlands – 1.3%

Koninklijke Vopak N.V.	294,246	14,665

Portugal – 0.3%

REN - Redes Energeticas Nacionais SGPS S.A.	1,283,008	3,583

Spain – 4.8%

Aena S.M.E. S.A.*	88,361	14,335

EDP Renovaveis S.A.	144,719	3,092

Ferrovial S.A.	1,468,249	38,283

		55,710

Switzerland – 1.6%

Flughafen Zurich A.G. (Registered)*	115,698	19,014

United Kingdom – 11.1%

National Grid PLC	3,980,364	47,471

Pennon Group PLC	979,697	13,170

Severn Trent PLC	1,057,664	33,629

SSE PLC	469,937	9,429

United Utilities Group PLC	2,062,662	26,331

		130,030

United States – 38.2%

Alliant Energy Corp.	231,791	12,554

Ameren Corp.	302,010	24,572

American Electric Power Co., Inc.	187,940	15,919

American Tower Corp.	123,070	29,421

Atmos Energy Corp.	99,954	9,880

Avista Corp.	61,873	2,954

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.7% (1) continued

United States – 38.2% continued

CenterPoint Energy, Inc.	534,222	$12,100

Cheniere Energy, Inc.*	169,494	12,205

Consolidated Edison, Inc.	140,600	10,517

Crown Castle International Corp.	82,861	14,263

CSX Corp.	288,190	27,787

Dominion Energy, Inc.	436,687	33,171

Duke Energy Corp.	213,860	20,644

Edison International	197,754	11,588

Entergy Corp.	105,750	10,519

Essential Utilities, Inc.	133,008	5,952

Evergy, Inc.	155,030	9,229

Eversource Energy	148,517	12,860

Exelon Corp.	73,530	3,216

FirstEnergy Corp.	254,545	8,830

Kinder Morgan, Inc.	409,022	6,810

NextEra Energy, Inc.	249,478	18,863

NiSource, Inc.	1,015,722	24,489

Norfolk Southern Corp.	83,698	22,475

Pinnacle West Capital Corp.	94,483	7,686

Portland General Electric Co.	134,241	6,372

Republic Services, Inc.	49,129	4,881

SBA Communications Corp.	64,938	18,024

Sempra Energy	131,952	17,494

SJW Group	53,780	3,388

Southwest Gas Holdings, Inc.	8	1

UGI Corp.	164,406	6,742

Williams (The) Cos., Inc.	367,874	8,715

Xcel Energy, Inc.	183,907	12,232

		446,353
Total Common Stocks
(Cost $980,737)		1,094,164

MASTER LIMITED PARTNERSHIPS – 1.6%

United States – 1.6%

Enterprise Products Partners L.P.	392,018	8,632

Magellan Midstream Partners L.P.	218,860	9,490

		18,122
Total Master Limited Partnerships
(Cost $15,412)		18,122

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(3) (4)	42,041,298	$42,041
Total Investment Companies
(Cost $42,041)		42,041

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.06%, 7/15/21(5) (6)	$4,180	$4,180
Total Short-Term Investments
(Cost $4,180)		4,180

Total Investments – 99.2%
(Cost $1,042,370)		1,158,507

Other Assets less Liabilities – 0.8%		9,087
Net Assets – 100.0%		$1,167,594

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2021 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

A.G. – Aktiengesellschaft (German: Stock Corporation)

EAFE – Europe, Australasia and the Far East

L.P. – Limited Partnership

MSCI – Morgan Stanley Capital International

N.V. – Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC – Public Limited Company

S&P – Standard & Poor’s

S.A. – Société Anonyme (French: Public Limited Company)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND continued

S.A.B. de C.V. – Sociedad Anónima Bursátil de Capital Variable (Mexico: Public Company)

S.E. – Societas Europaea (German: Public Company)

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500 (United States Dollar)	60	$11,902	Long	6/21	$106

MSCI EAFE Index (United States Dollar)	85	9,316	Long	6/21	(28)

Total					$ 78

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Communication Services	1.9%

Energy	6.9

Industrials	29.7

Real Estate	5.3

Short-Term Investments	3.9

Utilities	51.5

Total Investments	99.2

Other Assets less Liabilities	0.8

Net Assets	100.0%

At March 31, 2021, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	43.8%

Euro	25.0

British Pound	11.1

Australian Dollar	7.4

All other currencies less than 5%	11.9

Total Investments	99.2

Other Assets less Liabilities	0.8

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2021 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Brazil	$ 9,731	$ —	$—	$ 9,731

Canada	43,134	—	—	43,134

Chile	1,945	—	—	1,945

Mexico	13,009	—	—	13,009

United States	446,353	—	—	446,353

All Other Countries(1)	—	579,992	—	579,992

Total Common Stocks	514,172	579,992	—	1,094,164

Master Limited Partnerships(1)	18,122	—	—	18,122

Investment Companies	42,041	—	—	42,041

Short-Term Investments	—	4,180	—	4,180

Total Investments	$574,335	$584,172	$—	$1,158,507

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$106	$—	$—	$106

Liabilities

Futures Contracts	(28)	—	—	(28)

Total Other Financial Instruments	$ 78	$—	$—	$ 78
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1)

Australia – 3.5%

BGP Holdings PLC(2) *	3,277,404	$—

Goodman Group	295,402	4,070

National Storage REIT	1,043,494	1,590

NEXTDC Ltd.*	82,723	658

		6,318

Belgium – 2.4%

Shurgard Self Storage S.A.	29,369	1,338

VGP N.V.	5,450	872

Warehouses De Pauw - C.V.A.	63,523	2,099

		4,309

Brazil – 0.2%

Multiplan Empreendimentos Imobiliarios S.A.*	73,721	321

Canada – 2.1%

Allied Properties Real Estate Investment Trust	24,119	780

Boardwalk Real Estate Investment Trust	42,156	1,218

Granite Real Estate Investment Trust	30,986	1,884

		3,882

China – 0.6%

China Resources Mixc Lifestyle Services Ltd.*	56,000	336

GDS Holdings Ltd., Class A*	72,448	736

		1,072

France – 0.4%

Gecina S.A.	5,800	799

Germany – 5.1%

Aroundtown S.A.	115,764	824

Deutsche Wohnen S.E.	106,488	4,967

Instone Real Estate Group A.G.*	35,200	968

LEG Immobilien S.E.	18,952	2,493

		9,252

Hong Kong – 6.7%

China Resources Land Ltd.	44,000	213

ESR Cayman Ltd.*	553,600	1,820

Link REIT	171,700	1,566

New World Development Co. Ltd.	178,000	922

Shimao Group Holdings Ltd.	321,500	1,012

Sino Land Co. Ltd.	1,103,683	1,539

Sun Hung Kai Properties Ltd.	125,500	1,904

Swire Properties Ltd.	996,000	3,083

		12,059

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

India – 0.6%

Embassy Office Parks REIT	225,400	$1,005

Japan – 6.6%

Advance Residence Investment Corp.	576	1,807

GLP J-Reit	383	630

Industrial & Infrastructure Fund Investment Corp.	482	828

Invesco Office J-Reit, Inc.	3,484	550

Japan Hotel REIT Investment Corp.	799	451

Japan Logistics Fund, Inc.	494	1,391

Japan Metropolitan Fund Invest	764	781

Katitas Co. Ltd.	66,000	1,846

LaSalle Logiport REIT	303	459

Mitsui Fudosan Co. Ltd.	103,400	2,360

Nomura Real Estate Master Fund, Inc.	593	892

		11,995

Mexico – 1.1%

Corp. Inmobiliaria Vesta S.A.B. de C.V.	432,757	906

Fibra Uno Administracion S.A. de C.V.	906,093	1,061

		1,967

Netherlands – 0.3%

CTP B.V.*	35,185	623

Singapore – 3.4%

Ascendas India Trust	928,300	1,026

CapitaLand Ltd.	213,100	597

Mapletree Commercial Trust	819,500	1,295

Mapletree Industrial Trust	319,200	651

Mapletree Logistics Trust	1,743,911	2,508

		6,077

Spain – 1.6%

Cellnex Telecom S.A.*	42,069	2,422

Merlin Properties Socimi S.A.	44,000	450

		2,872

Sweden – 0.7%

Fastighets AB Balder, Class B*	24,900	1,233

United Kingdom – 6.7%

Big Yellow Group PLC	106,294	1,632

Grainger PLC	492,346	1,811

Helical PLC	110,119	628

Helios Towers PLC*	859,051	2,002

Safestore Holdings PLC	46,750	513

Segro PLC	106,000	1,370

Shaftesbury PLC*	263,082	2,327

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

United Kingdom – 6.7% continued

UNITE Group (The) PLC*	107,217	$1,577

Workspace Group PLC	30,000	331

		12,191

United States – 55.1%

Alexandria Real Estate Equities, Inc.	28,176	4,629

American Homes 4 Rent, Class A	87,705	2,924

American Tower Corp.	11,574	2,767

Americold Realty Trust	43,990	1,692

AvalonBay Communities, Inc.	16,609	3,065

Boston Properties, Inc.	12,856	1,302

Brixmor Property Group, Inc.	91,786	1,857

CoreSite Realty Corp.	12,870	1,542

Corporate Office Properties Trust	1,511	40

Douglas Emmett, Inc.	56,513	1,775

Duke Realty Corp.	54,191	2,272

Empire State Realty Trust, Inc., Class A	114,760	1,277

Encompass Health Corp.	10,076	825

EPR Properties	11,184	521

Equinix, Inc.	5,481	3,725

Equity LifeStyle Properties, Inc.	53,692	3,417

Essex Property Trust, Inc.	7,989	2,172

Extra Space Storage, Inc.	22,825	3,025

Host Hotels & Resorts, Inc.*	100,731	1,697

Invitation Homes, Inc.	62,826	2,010

Medical Properties Trust, Inc.	76,000	1,617

MGM Growth Properties LLC, Class A	49,896	1,628

Mid-America Apartment Communities, Inc.	15,395	2,222

National Health Investors, Inc.	17,156	1,240

National Retail Properties, Inc.	24,963	1,100

Omega Healthcare Investors, Inc.	42,401	1,553

Prologis, Inc.	107,107	11,353

QTS Realty Trust, Inc., Class A	21,808	1,353

Rayonier, Inc.	51,868	1,673

Rexford Industrial Realty, Inc.	30,962	1,560

Sabra Health Care REIT, Inc.	92,433	1,605

SBA Communications Corp.	4,059	1,127

Simon Property Group, Inc.	20,379	2,319

Spirit Realty Capital, Inc.	38,524	1,637

STAG Industrial, Inc.	56,780	1,908

STORE Capital Corp.	73,784	2,472

Sun Communities, Inc.	30,315	4,548

UDR, Inc.	52,549	2,305

Urban Edge Properties	104,019	1,718

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

United States – 55.1% continued

VEREIT, Inc.	58,511	$2,260

VICI Properties, Inc.	199,028	5,621

Washington Real Estate Investment Trust	48,965	1,082

Welltower, Inc.	48,327	3,462

		99,897
Total Common Stocks
(Cost $149,392)		175,872

INVESTMENT COMPANIES – 2.1%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(3) (4)	3,902,911	3,903
Total Investment Companies
(Cost $3,903)		3,903

Total Investments – 99.2%
(Cost $153,295)		179,775

Other Assets less Liabilities – 0.8%		1,417
Net Assets – 100.0%		$181,192

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2021 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

A.G. – Aktiengesellschaft (German: Stock Corporation)

AB – Aktiebolag (Sweden: Corporation)

B.V. – Besloten Vennootschap (Dutch: Private Limited Liability Company)

LLC – Limited Liability Company

N.V. – Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC – Public Limited Company

REIT – Real Estate Investment Trust

S.A. – Société Anonyme (French: Public Limited Company)

S.A.B. de C.V. – Sociedad Anónima Bursátil de Capital Variable (Mexico: Public Company)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued	MARCH 31, 2021

S.E. – Societas Europaea (German: Public Company)

Percentages shown are based on Net Assets.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Diversified Real Estate Activities	4.2%

Diversified REITs	5.7

Health Care Facilities	0.5

Health Care REITs	5.3

Hotel & Resort REITs	2.0

Industrial REITs	19.2

Integrated Telecommunication Services	2.4

Internet Services & Infrastructure	0.8

Office REITs	5.8

Real Estate Development	3.0

Real Estate Operating Companies	11.3

Residential REITs	15.1

Retail REITs	8.0

Short-Term Investments	2.1

Specialized REITs	13.8

Total Investments	99.2

Other Assets less Liabilities	0.8

Net Assets	100.0%

At March 31, 2021, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	57.3%

Euro	9.9

Hong Kong Dollar	7.2

British Pound	6.7

Japanese Yen	6.6

All other currencies less than 5%	11.5

Total Investments	99.2

Other Assets less Liabilities	0.8

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on

March 31, 2021 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Brazil	$321	$—	$—	$321

Canada	3,882	—	—	3,882

Mexico	1,967	—	—	1,967

Netherlands	623	—	—	623

United States	99,897	—	—	99,897

All Other Countries(1)	—	69,182	—	69,182

Total Common Stocks	106,690	69,182	—	175,872

Investment Companies	3,903	—	—	3,903

Total Investments	$110,593	$69,182	$—	$179,775
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND	MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1)

Australia – 0.7%

Aristocrat Leisure Ltd.	18,875	$494

BHP Group Ltd.	18,815	651

CSL Ltd.	2,225	448

Goodman Group	24,505	338

Rio Tinto Ltd.	11,663	986

		2,917

Belgium – 0.2%

KBC Group N.V.*	4,260	309

Telenet Group Holding N.V.	10,414	423

		732

Brazil – 0.8%

BB Seguridade Participacoes S.A.	252,681	1,088

Qualicorp Consultoria e Corretora de Seguros S.A.	25,100	136

Telefonica Brasil S.A.	104,800	827

TIM S.A.*	218,518	493

Vale S.A.	23,000	398

WEG S.A.	29,000	386

		3,328

Canada – 2.2%

Alimentation Couche-Tard, Inc., Class B	8,600	277

Canadian Imperial Bank of Commerce	2,700	264

CI Financial Corp.	16,100	233

Constellation Software, Inc.	943	1,317

Element Fleet Management Corp.	17,862	195

IGM Financial, Inc.	35,327	1,077

Magna International, Inc.	13,700	1,207

Manulife Financial Corp.	35,800	770

National Bank of Canada	4,100	278

Open Text Corp.	4,700	224

Quebecor, Inc., Class B	15,600	419

Shopify, Inc., Class A*	663	734

Sun Life Financial, Inc.	16,600	839

Toronto-Dominion Bank (The)	12,100	789

		8,623

Chile – 0.2%

Banco Santander Chile ADR	37,713	936

China – 3.8%

Alibaba Group Holding Ltd. ADR*	5,905	1,339

A-Living Smart City Services Co. Ltd.	61,000	272

Anhui Conch Cement Co. Ltd., Class H	33,000	215

Autohome, Inc. ADR	2,290	214

Baidu, Inc. ADR*	29,510	6,420

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1) continued

China – 3.8% continued

China Construction Bank Corp., Class H	1,079,000	$907

China Shenhua Energy Co. Ltd., Class H	136,500	282

CSC Financial Co. Ltd., Class H	171,000	225

Hengan International Group Co. Ltd.	31,500	207

HUYA, Inc. ADR*	8,938	174

JD.com, Inc. ADR*	1,650	139

KE Holdings, Inc. ADR*	6,742	384

Meituan, Class B*	4,300	166

NetEase, Inc. ADR	5,157	532

New China Life Insurance Co. Ltd., Class H	125,000	485

Postal Savings Bank of China Co. Ltd., Class H	235,000	176

Sinotruk Hong Kong Ltd.	96,000	288

Tencent Holdings Ltd.	12,800	1,009

Tencent Holdings Ltd. ADR	973	78

Tencent Music Entertainment Group ADR*	16,440	337

Tingyi Cayman Islands Holding Corp.	82,000	151

Tsingtao Brewery Co. Ltd., Class H	26,000	231

Vipshop Holdings Ltd. ADR*	11,661	348

Weibo Corp. ADR*	2,374	120

Weichai Power Co. Ltd., Class H	250,000	622

		15,321

Denmark – 0.3%

AP Moller - Maersk A/S, Class B	96	223

Carlsberg A.S., Class B	1,538	236

Novo Nordisk A/S, Class B	7,416	501

Pandora A/S*	4,000	429

		1,389

Finland – 0.6%

Neste OYJ	14,469	767

Nokia OYJ*	384,893	1,539

		2,306

France – 3.3%

AXA S.A.	16,000	429

BNP Paribas S.A.*	16,075	977

Cie Generale des Etablissements Michelin S.C.A.	27,153	4,066

Cie Generale des Etablissements Michelin S.C.A. ADR	81,900	2,454

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1) continued

France – 3.3% continued

Faurecia S.E. (Euronext Paris Exchange)*	739	$39

L’Oreal S.A.	1,500	575

LVMH Moet Hennessy Louis Vuitton S.E.	740	493

RTL Group S.A.*	4,833	283

Safran S.A.*	1,646	224

Sanofi	8,710	861

Schneider Electric S.E.	6,503	994

Thales S.A.	3,383	336

TOTAL S.E.	5,071	236

Vivendi S.A.	40,666	1,336

		13,303

Germany – 3.5%

Allianz S.E. (Registered)	2,340	596

Brenntag S.E.	8,851	756

Daimler A.G. (Registered)	5,000	445

Deutsche Boerse A.G.	37,403	6,217

Deutsche Post A.G. (Registered)	13,946	764

Fresenius Medical Care A.G. & Co. KGaA	2,692	198

LEG Immobilien S.E.	4,205	553

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	1,539	474

SAP S.E.	2,047	251

SAP S.E. ADR	10,486	1,287

Siemens A.G. (Registered)	3,020	496

Telefonica Deutschland Holding A.G.	739,028	2,166

		14,203

Greece – 0.0%

Hellenic Telecommunications Organization S.A.	8,520	137

Hong Kong – 0.5%

BOC Hong Kong Holdings Ltd.	135,000	471

China Resources Cement Holdings Ltd.	206,000	232

CK Asset Holdings Ltd.	18,000	109

CLP Holdings Ltd.	83,500	811

Kunlun Energy Co. Ltd.	264,000	278

WH Group Ltd.(2)	274,000	223

		2,124

India – 0.5%

Dr. Reddy’s Laboratories Ltd. ADR	12,400	761

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1) continued

India – 0.5% continued

Infosys Ltd. ADR	53,971	$1,011

Wipro Ltd. ADR	36,620	232

		2,004

Indonesia – 0.1%

Bank Mandiri Persero Tbk PT	774,800	329

Ireland – 1.3%

Allegion PLC	17,400	2,186

ICON PLC*	2,654	521

Medtronic PLC	19,600	2,315

		5,022

Israel – 0.3%

Check Point Software Technologies Ltd.*	9,772	1,094

Italy – 0.9%

Banca Mediolanum S.p.A.*	4,423	42

Enel S.p.A.	52,106	521

Italgas S.p.A.	165,588	1,077

Snam S.p.A.	378,610	2,102

		3,742

Japan – 7.1%

Asahi Group Holdings Ltd.	5,100	216

Bridgestone Corp.	45,000	1,828

Daito Trust Construction Co. Ltd.	6,900	803

ENEOS Holdings, Inc.	157,000	711

Fujitsu Ltd.	3,700	537

Honda Motor Co. Ltd.	20,000	602

Hoya Corp.	1,800	212

ITOCHU Corp.	44,700	1,453

Japan Tobacco, Inc.	95,200	1,831

KDDI Corp.	2,400	74

McDonald’s Holdings Co. Japan Ltd.	9,600	442

Mitsubishi Gas Chemical Co., Inc.	11,700	288

Mitsubishi UFJ Financial Group, Inc. ADR	193,300	1,040

Nintendo Co. Ltd.	9,200	5,150

Nintendo Co. Ltd. ADR	5,950	421

Nippon Sanso Holdings Corp.	12,100	230

Nippon Telegraph & Telephone Corp.	7,600	196

Nissan Chemical Corp.	8,000	428

Ono Pharmaceutical Co. Ltd.	18,700	490

ORIX Corp.	26,300	445

Renesas Electronics Corp.*	30,000	330

Sankyo Co. Ltd.	4,400	117

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1) continued

Japan – 7.1% continued

Secom Co. Ltd.	7,100	$599

Sony Corp.	12,900	1,358

Sony Corp. ADR	30,300	3,212

Subaru Corp.	115,300	2,308

Sumitomo Metal Mining Co. Ltd.	5,300	230

Takeda Pharmaceutical Co. Ltd.	22,300	806

Tokyo Electron Ltd.	2,600	1,113

Tosoh Corp.	19,200	368

Welcia Holdings Co. Ltd.	9,800	336

ZOZO, Inc.	9,200	272

		28,446

Mexico – 0.2%

Grupo Financiero Banorte S.A.B. de C.V., Series O*	40,214	227

Wal-Mart de Mexico S.A.B. de C.V.	117,608	371

		598

Netherlands – 2.3%

Akzo Nobel N.V.	5,520	617

ASML Holding N.V.	1,483	905

Koninklijke Ahold Delhaize N.V.	172,683	4,810

Royal Dutch Shell PLC, Class B	47,146	867

Stellantis N.V.	43,386	767

Wolters Kluwer N.V.	12,613	1,096

		9,062

New Zealand – 0.1%

Fisher & Paykel Healthcare Corp. Ltd.	20,420	458

Peru – 0.2%

Credicorp Ltd.	5,966	815

Portugal – 0.0%

Jeronimo Martins SGPS S.A.	9,710	163

Russia – 0.1%

MMC Norilsk Nickel PJSC ADR	12,156	379

Moscow Exchange MICEX-RTS PJSC	51,540	119

		498

Singapore – 0.7%

DBS Group Holdings Ltd.	56,200	1,212

Genting Singapore Ltd.	402,300	276

Sea Ltd. ADR*	2,405	537

Singapore Exchange Ltd.	88,800	660

		2,685

South Africa – 0.4%

African Rainbow Minerals Ltd.	15,000	284

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1) continued

South Africa – 0.4% continued

Anglo American Platinum Ltd.	3,363	$493

Sanlam Ltd.	116,074	468

Vodacom Group Ltd.	22,110	189

		1,434

South Korea – 1.6%

Hana Financial Group, Inc.	29,367	1,108

Hyundai Mobis Co. Ltd.	765	199

KB Financial Group, Inc.	16,739	830

Kia Motors Corp.	4,210	310

KT&G Corp.	21,790	1,568

Kumho Petrochemical Co. Ltd.	1,210	285

LG Household & Health Care Ltd.	90	125

LG Innotek Co. Ltd.	3,404	621

Orion Corp.	1,360	158

Samsung Electronics Co. Ltd.	9,571	691

Shinhan Financial Group Co. Ltd.	17,747	588

Woori Financial Group, Inc.	13,415	120

		6,603

Spain – 1.0%

Endesa S.A.	122,490	3,244

Tecnicas Reunidas S.A.*	46,217	675

		3,919

Sweden – 1.0%

Alfa Laval AB*	7,560	228

Atlas Copco AB, Class A	5,954	362

Evolution Gaming Group AB	1,860	274

Husqvarna AB, Class B	11,210	161

Lundin Energy AB	11,350	357

Sandvik AB*	37,371	1,021

Spotify Technology S.A.*	4,585	1,229

Telefonaktiebolaget LM Ericsson, Class B	34,000	450

		4,082

Switzerland – 4.6%

Alcon, Inc.*	28,900	2,028

Chubb Ltd.	10,200	1,611

CRISPR Therapeutics A.G.*	11,040	1,345

Logitech International S.A. (Registered)	3,805	399

Nestle S.A. (Registered)	7,922	883

Novartis A.G. (Registered)	22,769	1,945

Novartis A.G. ADR	18,200	1,556

Partners Group Holding A.G.	232	297

Roche Holding A.G. (Genusschein)	21,055	6,806

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1) continued

Switzerland – 4.6% continued

Sonova Holding A.G. (Registered)*	630	$167

Swisscom A.G. (Registered)	2,357	1,264

		18,301

Taiwan – 1.1%

Catcher Technology Co. Ltd.	86,000	639

CTBC Financial Holding Co. Ltd.	342,000	265

Delta Electronics, Inc.	58,000	591

Pou Chen Corp.	229,000	265

Powertech Technology, Inc.	40,000	148

Realtek Semiconductor Corp.	39,000	682

Taiwan Semiconductor Manufacturing Co. Ltd.	64,000	1,331

Uni-President Enterprises Corp.	121,000	311

United Microelectronics Corp.	155,000	277

		4,509

Turkey – 0.2%

Turk Telekomunikasyon A.S.	425,542	351

Turkiye Garanti Bankasi A.S.*	201,545	164

Turkiye Is Bankasi A.S., Class C*	167,466	98

		613

United Kingdom – 3.6%

3i Group PLC	70,008	1,114

Anglo American PLC	4,910	192

BAE Systems PLC	30,985	216

Direct Line Insurance Group PLC	199,570	862

Evraz PLC	40,170	320

GlaxoSmithKline PLC	262,512	4,660

JD Sports Fashion PLC*	29,769	338

Linde PLC	4,472	1,253

National Grid PLC	113,822	1,357

Next PLC*	5,186	562

Nomad Foods Ltd.*	9,300	255

RELX PLC	28,142	706

Unilever PLC	17,073	953

Unilever PLC ADR	23,126	1,291

Vodafone Group PLC	231,963	422

		14,501

United States – 51.2%

10X Genomics, Inc., Class A*	2,999	543

2U, Inc.*	21,137	808

Activision Blizzard, Inc.	6,844	636

Adobe, Inc.*	12,550	5,966

Agilent Technologies, Inc.	4,839	615

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1) continued

United States – 51.2% continued

Air Lease Corp.	15,055	$738

Air Products and Chemicals, Inc.	8,037	2,261

Akamai Technologies, Inc.*	2,857	291

Albemarle Corp.	3,183	465

Alphabet, Inc., Class C*	1,526	3,157

Amazon.com, Inc.*	919	2,843

American Tower Corp.	9,069	2,168

Americold Realty Trust	12,247	471

Ameriprise Financial, Inc.	10,114	2,351

AmerisourceBergen Corp.	2,905	343

Amgen, Inc.	10,700	2,662

Amphenol Corp., Class A	18,394	1,213

ANSYS, Inc.*	12,729	4,322

Apple, Inc.	24,786	3,028

Applied Materials, Inc.	4,805	642

Arrow Electronics, Inc.*	4,552	504

Berkshire Hathaway, Inc., Class B*	12,210	3,119

Bio-Rad Laboratories, Inc., Class A*	1,059	605

Black Knight, Inc.*	5,921	438

Boston Properties, Inc.	4,361	442

Cabot Oil & Gas Corp.	96,900	1,820

Capital One Financial Corp.	23,500	2,990

CBRE Group, Inc., Class A*	9,478	750

CDK Global, Inc.	11,849	641

Charles Schwab (The) Corp.	31,376	2,045

Cimarex Energy Co.	8,404	499

Cincinnati Financial Corp.	21,000	2,165

CMC Materials, Inc.	2,634	466

Coca-Cola (The) Co.	39,400	2,077

Comcast Corp., Class A	27,380	1,482

Commerce Bancshares, Inc.	19,582	1,500

Continental Resources, Inc.*	14,173	367

Corteva, Inc.	71,000	3,310

Crown Castle International Corp.	15,572	2,680

CSX Corp.	6,805	656

Cullen/Frost Bankers, Inc.	16,300	1,773

Cummins, Inc.	2,014	522

D.R. Horton, Inc.	9,931	885

Danaher Corp.	16,499	3,714

Darden Restaurants, Inc.	5,404	767

DENTSPLY SIRONA, Inc.	7,457	476

Dollar Tree, Inc.*	5,527	633

Dover Corp.	3,016	414

East West Bancorp, Inc.	26,500	1,956

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1) continued

United States – 51.2% continued

Eastman Chemical Co.	3,518	$387

Ecolab, Inc.	4,243	908

Editas Medicine, Inc.*	15,555	653

Elanco Animal Health, Inc.*	64,300	1,894

Equity LifeStyle Properties, Inc.	15,100	961

Exact Sciences Corp.*	5,137	677

Facebook, Inc., Class A*	5,880	1,732

First Republic Bank	17,586	2,932

Fortive Corp.	20,052	1,416

General Dynamics Corp.	11,916	2,163

Global Payments, Inc.	3,685	743

Honeywell International, Inc.	10,576	2,296

Houlihan Lokey, Inc.	5,762	383

Intellia Therapeutics, Inc.*	29,719	2,385

Intercontinental Exchange, Inc.	8,665	968

Intuit, Inc.	7,517	2,879

Invitae Corp.*	30,426	1,163

Iridium Communications, Inc.*	10,450	431

Johnson & Johnson	13,883	2,282

Johnson Controls International PLC	43,200	2,578

JPMorgan Chase & Co.	17,800	2,710

KeyCorp	24,711	494

Keysight Technologies, Inc.*	5,189	744

Laboratory Corp. of America Holdings*	1,672	426

LendingTree, Inc.*	2,323	495

Lennar Corp., Class A	30,100	3,047

Markel Corp.*	2,041	2,326

Martin Marietta Materials, Inc.	8,200	2,754

Masco Corp.	9,303	557

Mettler-Toledo International, Inc.*	1,265	1,462

Microchip Technology, Inc.	38,272	5,941

Microsoft Corp.	26,817	6,323

Moody’s Corp.	6,516	1,946

NIKE, Inc., Class B	12,474	1,658

O’Reilly Automotive, Inc.*	1,798	912

PACCAR, Inc.	3,500	325

Packaging Corp. of America	2,722	366

PagerDuty, Inc.*	15,624	629

Parker-Hannifin Corp.	9,700	3,060

PayPal Holdings, Inc.*	10,586	2,571

PepsiCo, Inc.	8,003	1,132

Philip Morris International, Inc.	50,968	4,523

Phillips 66	18,900	1,541

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1) continued

United States – 51.2% continued

PNC Financial Services Group (The), Inc.	14,100	$2,473

Procter & Gamble (The) Co.	15,150	2,052

Progressive (The) Corp.	6,343	606

Proto Labs, Inc.*	5,391	656

Pure Storage, Inc., Class A*	33,052	712

QUALCOMM, Inc.	20,647	2,738

Raymond James Financial, Inc.	4,687	574

Regeneron Pharmaceuticals, Inc.*	463	219

Reinsurance Group of America, Inc.	3,032	382

RenaissanceRe Holdings Ltd.	2,879	461

Republic Services, Inc.	6,931	689

Roku, Inc.*	4,762	1,551

Roper Technologies, Inc.	2,943	1,187

RPM International, Inc.	23,400	2,149

salesforce.com, Inc.*	6,427	1,362

SBA Communications Corp.	1,473	409

Scotts Miracle-Gro (The) Co.	2,499	612

Sealed Air Corp.	9,693	444

Sensata Technologies Holding PLC*	8,969	520

Seres Therapeutics, Inc.*	18,643	384

Skyworks Solutions, Inc.	5,006	919

Snap-on, Inc.	2,292	529

Square, Inc., Class A*	9,933	2,255

Starbucks Corp.	7,213	788

Stericycle, Inc.*	7,035	475

Stifel Financial Corp.	8,644	554

Stratasys Ltd.*	28,692	743

Sun Communities, Inc.	6,802	1,021

Syneos Health, Inc.*	5,547	421

Synopsys, Inc.*	3,637	901

Sysco Corp.	5,587	440

Teladoc Health, Inc.*	8,937	1,624

Teleflex, Inc.	5,240	2,177

Tesla, Inc.*	4,652	3,107

TJX (The) Cos., Inc.	5,445	360

TransDigm Group, Inc.*	1,548	910

Twilio, Inc., Class A*	2,648	902

Twitter, Inc.*	51,456	3,274

Tyson Foods, Inc., Class A	22,700	1,687

U.S. Bancorp	19,931	1,102

Unity Software, Inc.*	3,300	331

Visa, Inc., Class A	8,764	1,856

Vontier Corp.*	18,640	564

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1) continued

United States – 51.2% continued

Walgreens Boots Alliance, Inc.	21,500	$1,180

WEC Energy Group, Inc.	4,616	432

Woodward, Inc.	4,107	495

Xilinx, Inc.	4,982	617

Xylem, Inc.	23,800	2,503

Zillow Group, Inc., Class C*	9,252	1,199

Zoom Video Communications, Inc., Class A*	1,129	363

		204,901
Total Common Stocks
(Cost $289,730)		379,098

INVESTMENT COMPANIES – 4.5%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(3) (4)	17,897,651	17,898
Total Investment Companies
(Cost $17,898)		17,898

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bills, 0.06%, 7/15/21(5) (6)	$890	$890
Total Short-Term Investments
(Cost $890)		890

Total Investments – 99.3%
(Cost $308,518)		397,886

Other Assets less Liabilities – 0.7%		2,613
Net Assets – 100.0%		$400,499

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2021 is disclosed.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
(6)	Discount rate at the time of purchase.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

A.G. – Aktiengesellschaft (German: Stock Corporation)

AB – Aktiebolag (Sweden: Corporation)

ADR – American Depositary Receipt

EAFE – Europe, Australasia and the Far East

MSCI – Morgan Stanley Capital International

N.V. – Naamloze Vennootschap (Dutch: Limited Liability Company)

PJSC – Public Joint-Stock Company

PLC – Public Limited Company

S&P – Standard & Poor’s

S.A. – Société Anonyme (French: Public Limited Company)

S.A.B. de C.V. – Sociedad Anónima Bursátil de Capital Variable (Mexico: Public Company)

S.E. – Societas Europaea (German: Public Company)

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

At March 31, 2021, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

JPMorgan Chase	Euro	345	Australian Dollar	547	4/28/21	$11

JPMorgan Chase	Euro	1,570	British Pound	1,391	4/28/21	75

JPMorgan Chase	Euro	701	Canadian Dollar	1,068	4/28/21	28

JPMorgan Chase	Euro	1,081	Chinese Yuan Renminbi	8,448	4/28/21	16

JPMorgan Chase	Euro	150	Israeli Shekel	599	4/28/21	3

JPMorgan Chase	Euro	30	New Zealand Dollar	50	4/28/21	— *

JPMorgan Chase	Euro	159	Norwegian Krone	1,653	4/28/21	7

JPMorgan Chase	Euro	98	Singapore Dollar	158	4/28/21	3

JPMorgan Chase	Japanese Yen	41,715	Chinese Yuan Renminbi	2,588	4/28/21	17

JPMorgan Chase	Japanese Yen	61,261	United States Dollar	586	4/28/21	32

JPMorgan Chase	United States Dollar	1,786	Canadian Dollar	2,281	4/28/21	29

Subtotal Appreciation						221

JPMorgan Chase	Euro	672	Australian Dollar	1,033	4/28/21	(4)

JPMorgan Chase	Euro	928	Swedish Krona	9,398	4/28/21	(12)

JPMorgan Chase	United States Dollar	2,328	Australian Dollar	3,037	4/28/21	(21)

JPMorgan Chase	United States Dollar	1,479	Canadian Dollar	1,857	4/28/21	(2)

JPMorgan Chase	United States Dollar	2,020	Chinese Yuan Renminbi	13,108	4/28/21	(27)

JPMorgan Chase	United States Dollar	95	Norwegian Krone	809	4/28/21	— *

JPMorgan Chase	United States Dollar	579	Singapore Dollar	769	4/28/21	(8)

JPMorgan Chase	United States Dollar	354	Swedish Krona	2,949	4/28/21	(16)

Subtotal Depreciation						(90)

Total						$131

*	Amount rounds to less than one thousand.

At March 31, 2021, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500 (United States Dollar)	31	$6,149	Long	6/21	$82

MSCI EAFE Index (United States Dollar)	36	3,946	Long	6/21	(14)

MSCI Emerging Markets Index (United States Dollar)	21	1,389	Long	6/21	(13)

Total					$55

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Communication Services	9.5%

Consumer Discretionary	10.0

Consumer Staples	7.0

Energy	2.0

Financials	16.6

Health Care	12.7

Industrials	9.0

Information Technology	17.2

Materials	5.4

Real Estate	2.8

Short-Term Investments	4.7

Utilities	2.4

Total Investments	99.3

Other Assets less Liabilities	0.7

Net Assets	100.0%

At March 31, 2021, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	66.0%

Euro	11.0

Japanese Yen	5.9

All other currencies less than 5%	16.4

Total Investments	99.3

Other Assets less Liabilities	0.7

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2021 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND continued	MARCH 31, 2021

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Brazil	$ 3,328	$ —	$—	$ 3,328

Canada	8,623	—	—	8,623

Chile	936	—	—	936

China	10,085	5,236	—	15,321

France	2,454	10,849	—	13,303

Germany	1,287	12,916	—	14,203

India	2,004	—	—	2,004

Ireland	5,022	—	—	5,022

Israel	1,094	—	—	1,094

Japan	4,673	23,773	—	28,446

Mexico	598	—	—	598

Peru	815	—	—	815

Singapore	537	2,148	—	2,685

Sweden	1,229	2,853	—	4,082

Switzerland	6,540	11,761	—	18,301

United Kingdom	2,799	11,702	—	14,501

United States	204,901	—	—	204,901

All Other Countries(1)	—	40,935	—	40,935

Total Common Stocks	256,925	122,173	—	379,098

Investment Companies	17,898	—	—	17,898

Short-Term Investments	—	890	—	890

Total Investments	$274,823	$123,063	$—	$397,886

OTHER FINANCIAL INSTRUMENTS

Assets

Forward Foreign Currency Exchange Contracts	$ —	$ 221	$—	$ 221

Futures Contracts	82	—	—	82

Liabilities

Forward Foreign Currency Exchange Contracts	—	(90)	—	(90)

Futures Contracts	(27)	—	—	(27)

Total Other Financial Instruments	$ 55	$ 131	$—	$ 186
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

CONVERTIBLE BONDS – 0.1%

Bermuda – 0.1%

Digicel Group 0.5 Ltd.,

7.00%, 4/21/21 (2) (3) (4)	$78	$57
Total Convertible Bonds
(Cost $16)		57

CORPORATE BONDS – 1.7%

United States – 1.7%

CEDC Finance Corp. International, Inc.,

10.00%, 12/31/22 (5)	85	63

Citigroup Global Markets Holdings, Inc.,

14.31%, 10/17/23 (EGP)(6)	12,500	789

JPMorgan Chase Bank N.A.,

2.68%, 5/21/30 (CNY)(4)	9,000	1,312

7.50%, 8/17/32 (IDR)(5)	4,849,000	343

		2,507
Total Corporate Bonds
(Cost $2,529)		2,507

FOREIGN ISSUER BONDS – 92.7%

Angola – 1.1%

Angolan Government International Bond,

9.50%, 11/12/25 (4)	200	210

8.25%, 5/9/28 (4)	400	385

9.38%, 5/8/48 (4)	1,065	1,007

		1,602

Argentina – 1.9%

Argentine Republic Government International Bond,

1.00%, 7/9/29	329	118

(Step to 0.50% on 7/9/21), 0.13%, 7/9/30 (7)	1,539	515

(Step to 1.13% on 7/9/21), 0.13%, 7/9/35 (7)	3,348	999

(Step to 2.00% on 7/9/21), 0.13%, 1/9/38 (7)	530	194

(Step to 2.50% on 7/9/21), 0.13%, 7/9/41 (7)	495	171

Pampa Energia S.A.,

7.38%, 7/21/23 (4)	105	97

Provincia de Buenos Aires,

6.50%, 2/15/23 (4)	450	165

YPF S.A.,

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

Argentina – 1.9% continued

(Step to 9.00% on 1/1/23), 4.00%, 2/12/26 (5) (7)	$269	$220

(Step to 9.00% on 1/1/23), 2.50%, 6/30/29 (5) (7)	429	243

		2,722

Azerbaijan – 1.1%

Republic of Azerbaijan International Bond,

4.75%, 3/18/24 (4)	400	434

3.50%, 9/1/32 (4)	612	606

Southern Gas Corridor CJSC,

6.88%, 3/24/26 (4)	200	237

State Oil Co. of the Azerbaijan Republic,

6.95%, 3/18/30 (4)	200	248

		1,525

Bahrain – 0.5%

Bahrain Government International Bond,

5.45%, 9/16/32 (4)	450	436

Oil and Gas Holding (The) Co. BSCC,

8.38%, 11/7/28 (4)	200	232

		668

Belarus – 0.1%

Republic of Belarus Ministry of Finance,

5.88%, 2/24/26 (4)	200	192

Bermuda – 0.5%

Digicel Group 0.5 Ltd.,

10.00%, 4/1/24 (3)	354	344

8.00%, 4/1/25 (3) (4)	258	213

Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd.,

8.75%, 5/25/24 (4)	31	32

8.00%, 12/31/26 (4)	65	62

		651

Brazil – 6.9%

Banco do Brasil S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.40%), 6.25%, 4/15/24 (2) (4) (8)	200	197

(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 6.36%), 9.00%, 6/18/24 (2) (4) (8)	200	218

Brazil Letras do Tesouro Nacional,

0.00%, 4/1/22 (BRL)(9)	5,834	986

0.00%, 1/1/24 (BRL)(9)	6,370	921

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

Brazil – 6.9% continued

Brazil Notas do Tesouro Nacional, Serie F,

10.00%, 1/1/23 (BRL)	$5,200	$973

10.00%, 1/1/25 (BRL)	5,858	1,098

10.00%, 1/1/27 (BRL)	3,628	678

10.00%, 1/1/29 (BRL)	5,654	1,051

10.00%, 1/1/31 (BRL)	406	75

Brazilian Government International Bond,

8.25%, 1/20/34	38	50

7.13%, 1/20/37	103	126

5.00%, 1/27/45	850	805

5.63%, 2/21/47	200	203

CSN Islands XII Corp.,

7.00%, 6/23/21 (2) (4)	225	226

Oi S.A.,

10.00%,(100% Cash), 7/27/25 (3) (4)	1,615	1,704

Samarco Mineracao S.A.,

4.13%, 11/1/22 (4) (10)	200	156

5.75%, 10/24/23 (4) (10)	400	338

5.38%, 9/26/24 (4) (10)	300	254

		10,059

Canada – 0.6%

First Quantum Minerals Ltd.,

7.50%, 4/1/25 (4)	290	299

6.88%, 3/1/26 (4)	290	300

6.88%, 10/15/27 (4)	200	215

		814

Cayman Islands – 0.3%

Fantasia Holdings Group Co. Ltd.,

12.25%, 10/18/22 (4)	200	202

10.88%, 1/9/23 (4)	200	200

		402

Chile – 1.5%

Bonos de la Tesoreria de la Republica,

1.90%, 9/1/30 (CLP)	1	23

2.00%, 3/1/35 (CLP)	1	70

Bonos de la Tesoreria de la Republica en pesos,

4.50%, 3/1/26 (CLP)	330,000	509

5.00%, 3/1/35 (CLP)	245,000	372

Corp. Nacional del Cobre de Chile,

5.63%, 10/18/43 (4)	200	257

4.88%, 11/4/44 (4)	200	235

4.50%, 8/1/47 (4)	200	225

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

Chile – 1.5% continued

4.38%, 2/5/49 (4)	$220	$243

Empresa Nacional del Petroleo,

4.50%, 9/14/47 (4)	200	200

		2,134

China – 4.1%

CFLD Cayman Investment Ltd.,

9.00%, 7/31/21 (4)	225	85

6.90%, 1/13/23 (4)	300	111

China Evergrande Group,

11.50%, 1/22/23 (4)	200	187

7.50%, 6/28/23 (4)	370	319

10.50%, 4/11/24 (4)	450	402

8.75%, 6/28/25 (4)	400	318

China Government Bond,

2.88%, 11/5/23 (CNY)	2,900	443

3.02%, 10/22/25 (CNY)	5,810	887

3.27%, 11/19/30 (CNH)	6,500	997

3.81%, 9/14/50 (CNH)	1,400	217

Kaisa Group Holdings Ltd.,

8.50%, 6/30/22 (4)	415	423

11.50%, 1/30/23 (4)	200	208

10.88%, 7/23/23 (4)	200	208

9.38%, 6/30/24 (4)	465	448

Scenery Journey Ltd.,

11.50%, 10/24/22 (4)	320	294

12.00%, 10/24/23 (4)	200	176

Sinopec Group Overseas Development 2012 Ltd.,

4.88%, 5/17/42 (4)	200	238

		5,961

Colombia – 3.4%

Colombia Government International Bond,

8.13%, 5/21/24	103	123

3.88%, 4/25/27	200	214

4.50%, 3/15/29	300	327

7.38%, 9/18/37	100	132

6.13%, 1/18/41	165	195

5.63%, 2/26/44	200	227

5.00%, 6/15/45	450	478

Colombian TES,

10.00%, 7/24/24 (COP)	2,076,300	663

6.25%, 11/26/25 (COP)	2,283,700	648

5.75%, 11/3/27 (COP)	250,400	67

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

Colombia – 3.4% continued

6.00%, 4/28/28 (COP)	$6,366,100	$1,701

Empresas Publicas de Medellin ESP,

8.38%, 11/8/27 (COP)(4)	693,000	193

		4,968

Costa Rica – 0.6%

Costa Rica Government International Bond,

6.44%, 11/21/29 (4)	480	466

5.63%, 4/30/43 (4)	400	348

		814

Croatia – 0.2%

Croatia Government International Bond,

6.00%, 1/26/24 (4)	200	229

Czech Republic – 1.2%

Czech Republic Government Bond,

0.45%, 10/25/23 (CZK)(4)	20,000	887

2.40%, 9/17/25 (CZK)(4)	7,100	332

0.95%, 5/15/30 (CZK)(4)	6,500	270

1.20%, 3/13/31 (CZK)	3,100	130

2.00%, 10/13/33 (CZK)	3,250	145

4.20%, 12/4/36 (CZK)(4)	390	22

		1,786

Dominican Republic – 2.4%

Dominican Republic International Bond,

5.50%, 1/27/25 (4)	550	604

6.88%, 1/29/26 (4)	230	267

4.88%, 9/23/32 (4)	530	541

5.30%, 1/21/41 (5)	150	147

7.45%, 4/30/44 (4)	190	224

6.85%, 1/27/45 (4)	800	884

6.50%, 2/15/48 (4)	200	211

6.40%, 6/5/49 (4)	200	209

5.88%, 1/30/60 (4)	370	354

		3,441

Ecuador – 1.8%

Ecuador Government International Bond,

(Step to 5.00% on 7/31/21), 0.50%, 7/31/30 (5) (7)	1,316	782

0.00%, 7/31/30 (5) (9)	168	69

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

Ecuador – 1.8% continued

(Step to 1.00% on 7/31/21), 0.50%, 7/31/35 (5) (7)	$2,976	$1,377

(Step to 0.50% on 7/31/21), 0.50%, 7/31/40 (5) (7)	878	385

		2,613

Egypt – 2.6%

Egypt Government Bond,

14.05%, 7/21/22 (EGP)	704	45

14.14%, 10/20/22 (EGP)	431	28

14.31%, 10/13/23 (EGP)	620	40

Egypt Government International Bond,

7.50%, 1/31/27 (4)	200	218

6.59%, 2/21/28 (4)	300	309

7.60%, 3/1/29 (4)	200	213

5.88%, 2/16/31 (5)	200	187

7.05%, 1/15/32 (4)	229	227

7.63%, 5/29/32 (4)	200	205

8.50%, 1/31/47 (4)	600	599

7.90%, 2/21/48 (4)	700	661

8.88%, 5/29/50 (4)	400	410

Egypt Treasury Bills,

11.93%, 5/18/21 (EGP)(11)	3,500	220

11.88%, 6/1/21 (EGP)(11)	2,400	150

11.79%, 8/10/21 (EGP)(11)	4,600	280

		3,792

El Salvador – 0.7%

El Salvador Government International Bond,

6.38%, 1/18/27 (4)	73	72

8.63%, 2/28/29 (4)	413	440

8.25%, 4/10/32	79	82

7.65%, 6/15/35 (4)	39	38

7.63%, 2/1/41 (4)	150	144

7.12%, 1/20/50 (4)	150	134

9.50%, 7/15/52 (4)	150	159

		1,069

Gabon – 0.1%

Gabon Government International Bond,

6.63%, 2/6/31 (4)	200	194

Ghana – 0.8%

Ghana Government International Bond,

10.75%, 10/14/30 (4)	400	500

8.63%, 4/7/34 (5)	200	197

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

Ghana – 0.8% continued

7.88%, 2/11/35 (4)	$200	$187

8.95%, 3/26/51 (4)	215	204

		1,088

Guatemala – 0.6%

Guatemala Government Bond,

5.38%, 4/24/32 (4)	575	651

6.13%, 6/1/50 (4)	200	232

		883

Honduras – 0.4%

Honduras Government International Bond,

6.25%, 1/19/27 (4)	300	328

5.63%, 6/24/30 (4)	300	313

		641

Hungary – 1.8%

Hungary Government Bond,

1.50%, 8/24/22 (HUF)	130,000	425

1.50%, 8/23/23 (HUF)	118,500	388

2.50%, 10/24/24 (HUF)	115,000	386

3.00%, 10/27/27 (HUF)	160,000	547

3.00%, 8/21/30 (HUF)	114,090	387

Hungary Government International Bond,

5.75%, 11/22/23	238	269

5.38%, 3/25/24	156	177

		2,579

India–0.2%

Export-Import Bank of India,

4.00%, 1/14/23 (4)	200	210

Indonesia – 8.1%

Indonesia Asahan Aluminium Persero PT,

5.71%, 11/15/23 (4)	200	220

6.76%, 11/15/48 (4)	200	249

Indonesia Government International Bond,

4.75%, 2/11/29	500	574

8.50%, 10/12/35 (4)	100	156

6.63%, 2/17/37 (4)	550	731

7.75%, 1/17/38 (4)	200	294

5.25%, 1/17/42 (4)	600	717

5.13%, 1/15/45 (4)	550	651

5.95%, 1/8/46 (4)	200	263

5.25%, 1/8/47 (4)	200	242

Indonesia Treasury Bond,

6.50%, 6/15/25 (IDR)	1,793,000	127

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

Indonesia – 8.1% continued

8.38%, 9/15/26 (IDR)	$9,222,000	$703

7.00%, 5/15/27 (IDR)	5,276,000	378

6.13%, 5/15/28 (IDR)	1,732,000	116

9.00%, 3/15/29 (IDR)	7,246,000	568

8.25%, 5/15/29 (IDR)	2,589,000	195

10.50%, 8/15/30 (IDR)	2,813,000	243

7.00%, 9/15/30 (IDR)	4,673,000	326

6.50%, 2/15/31 (IDR)	7,800,000	527

7.75%, 4/15/31 (IDR)	1,177,000	86

8.75%, 5/15/31 (IDR)	11,474,000	896

9.50%, 7/15/31 (IDR)	13,412,000	1,088

8.38%, 3/15/34 (IDR)	2,949,000	223

7.50%, 6/15/35 (IDR)	974,000	69

8.25%, 5/15/36 (IDR)	16,589,000	1,229

7.50%, 5/15/38 (IDR)	1,561,000	108

8.38%, 4/15/39 (IDR)	1,310,000	97

Perusahaan Penerbit SBSN Indonesia III,

4.55%, 3/29/26 (4)	200	225

4.40%, 3/1/28 (4)	250	280

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara,

5.50%, 11/22/21 (4)	200	206

		11,787

Ivory Coast – 0.7%

Ivory Coast Government International Bond,

5.88%, 10/17/31 (EUR)(4)	119	148

4.88%, 1/30/32 (EUR)(5)	102	117

5.75%, 12/31/32 (4)	95	96

6.13%, 6/15/33 (4)	540	553

6.88%, 10/17/40 (EUR)(4)	125	154

		1,068

Kazakhstan – 0.5%

Development Bank of Kazakhstan JSC,

4.13%, 12/10/22 (4)	200	208

Kazakhstan Government International Bond,

6.50%, 7/21/45 (4)	200	284

KazMunayGas National Co. JSC,

5.38%, 4/24/30 (4)	200	238

		730

Kenya – 0.4%

Kenya Government International Bond,

6.88%, 6/24/24 (4)	550	606

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

Lebanon – 0.3%

Lebanon Government International Bond,

6.38%, 3/9/20 (4) (10)	$267	$32

5.80%, 4/14/20 (10)	188	23

6.15%, 6/19/20 (10)	326	39

8.25%, 4/12/21 (4) (10)	593	71

6.10%, 10/4/22 (4) (10)	795	96

6.00%, 1/27/23 (4) (10)	231	28

6.60%, 11/27/26 (4) (10)	97	12

6.85%, 3/23/27 (4) (10)	212	26

7.00%, 3/23/32 (4) (10)	143	17

7.05%, 11/2/35 (4) (10)	11	1

7.25%, 3/23/37 (4) (10)	349	43

		388

Malaysia–2.9%

Malaysia Government Bond,

3.80%, 9/30/22 (MYR)	5,321	1,317

3.90%, 11/30/26 (MYR)	2,050	521

3.73%, 6/15/28 (MYR)	2,400	602

3.89%, 8/15/29 (MYR)	720	181

2.63%, 4/15/31 (MYR)	3,065	699

3.83%, 7/5/34 (MYR)	1,599	383

4.92%, 7/6/48 (MYR)	203	52

Petronas Capital Ltd.,

4.55%, 4/21/50 (4)	200	237

4.80%, 4/21/60 (4)	200	252

		4,244

Mexico – 7.8%

Banco Mercantil del Norte S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 7.76%), 8.38%, 10/14/30 (2) (4) (8)	220	256

Braskem Idesa S.A.P.I.,

7.45%, 11/15/29 (4)	230	228

Comision Federal de Electricidad,

8.18%, 12/23/27 (MXN)	2,060	96

Mexican Bonos,

8.00%, 12/7/23 (MXN)	14,000	731

10.00%, 12/5/24 (MXN)	12,900	722

5.75%, 3/5/26 (MXN)	8,970	436

7.50%, 6/3/27 (MXN)	23,420	1,221

8.50%, 5/31/29 (MXN)	12,234	672

7.75%, 5/29/31 (MXN)	6,960	363

7.75%, 11/23/34 (MXN)	2,910	150

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

Mexico – 7.8% continued

10.00%, 11/20/36 (MXN)	$9,100	$557

8.50%, 11/18/38 (MXN)	16,680	898

7.75%, 11/13/42 (MXN)	5,000	247

Mexico Government International Bond,

2.66%, 5/24/31	453	427

4.75%, 4/27/32	1,300	1,447

6.05%, 1/11/40	60	72

4.75%, 3/8/44	54	57

5.55%, 1/21/45	114	131

3.77%, 5/24/61	425	374

3.75%, 4/19/71	400	347

5.75%, 10/12/10 (12)	424	469

Petroleos Mexicanos,

7.19%, 9/12/24 (MXN)(4)	3,090	142

6.75%, 9/21/47	476	408

6.35%, 2/12/48	160	133

7.69%, 1/23/50	371	346

6.95%, 1/28/60	438	378

		11,308

Mongolia–0.3%

Development Bank of Mongolia LLC,

7.25%, 10/23/23 (4)	200	217

Mongolia Government International Bond,

5.63%, 5/1/23 (4)	200	209

Mongolian Mining Corp.,

2.34%, 10/1/21 (2) (3)	60	29

		455

Morocco – 0.2%

Morocco Government International Bond,

4.25%, 12/11/22 (4)	210	220

Mozambique – 0.3%

Mozambique International Bond,

(Step to 9.00% on 9/15/23), 5.00%, 9/15/31 (4) (7)	500	413

Netherlands – 0.3%

Metinvest B.V.,

7.65%, 10/1/27 (4)	200	216

7.75%, 10/17/29 (4)	200	213

		429

Nigeria–0.4%

Nigeria Government International Bond,

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

Nigeria – 0.4% continued

7.70%, 2/23/38 (4)	$400	$394

7.63%, 11/28/47 (4)	200	194

		588

Oman – 1.0%

Oman Government International Bond,

5.63%, 1/17/28 (4)	200	207

6.25%, 1/25/31 (4)	200	210

6.50%, 3/8/47 (4)	400	377

6.75%, 1/17/48 (4)	711	681

		1,475

Pakistan – 1.1%

Pakistan Government International Bond,

8.25%, 4/15/24 (4)	200	220

6.88%, 12/5/27 (4)	281	294

4/8/31 (4) (13)	340	347

4/8/31 (5) (13)	250	255

Third Pakistan International Sukuk (The) Co. Ltd.,

5.50%, 10/13/21 (4)	300	304

5.63%, 12/5/22 (4)	200	206

		1,626

Panama – 1.0%

Panama Government International Bond,

8.88%, 9/30/27	449	618

9.38%, 4/1/29	73	107

3.16%, 1/23/30	294	306

6.70%, 1/26/36	138	185

4.30%, 4/29/53	200	214

		1,430

Papua New Guinea – 0.1%

Papua New Guinea Government International Bond,

8.38%, 10/4/28 (4)	200	205

Paraguay – 0.9%

Paraguay Government International Bond,

5.00%, 4/15/26 (4)	200	226

4.95%, 4/28/31 (4)	399	451

5.60%, 3/13/48 (4)	400	454

5.40%, 3/30/50 (4)	200	225

		1,356

Peru – 1.4%

Peru Government Bond,

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

Peru – 1.4% continued

6.15%, 8/12/32 (PEN)	$1,800	$521

5.40%, 8/12/34 (PEN)	565	147

5.35%, 8/12/40 (PEN)	1,076	261

Peruvian Government International Bond,

7.35%, 7/21/25	118	146

6.95%, 8/12/31 (PEN)(4)	300	93

8.75%, 11/21/33	190	295

6.90%, 8/12/37 (PEN)(4)	83	24

5.63%, 11/18/50	119	157

2.78%, 12/1/60	181	149

3.23%, 7/28/21 (14)	75	60

Petroleos del Peru S.A.,

5.63%, 6/19/47 (5)	200	210

		2,063

Philippines – 0.6%

Philippine Government International Bond,

10.63%, 3/16/25	78	107

9.50%, 2/2/30	242	376

7.75%, 1/14/31	200	290

6.38%, 10/23/34	100	137

		910

Poland – 1.6%

Republic of Poland Government Bond,

2.50%, 1/25/23 (PLN)	2,700	714

2.50%, 7/25/26 (PLN)	1,550	425

2.50%, 7/25/27 (PLN)	2,250	619

2.75%, 4/25/28 (PLN)	217	60

2.75%, 10/25/29 (PLN)	1,838	515

		2,333

Qatar – 2.3%

Qatar Government International Bond,

3.25%, 6/2/26 (4)	200	218

4.50%, 4/23/28 (4)	268	313

4.00%, 3/14/29 (4)	450	512

3.75%, 4/16/30 (4)	596	667

5.10%, 4/23/48 (4)	625	792

4.82%, 3/14/49 (4)	622	764

		3,266

Romania–2.0%

Romania Government Bond,

4.25%, 6/28/23 (RON)	850	211

5.80%, 7/26/27 (RON)	3,040	854

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

Romania – 2.0% continued

4.15%, 10/24/30 (RON)	$1,230	$317

Romanian Government International Bond,

6.75%, 2/7/22 (4)	120	126

4.38%, 8/22/23 (4)	186	202

3.62%, 5/26/30 (EUR)(4)	67	90

3.00%, 2/14/31 (4)	40	40

6.13%, 1/22/44 (4)	24	31

5.13%, 6/15/48 (4)	300	340

3.38%, 1/28/50 (EUR)(4)	121	149

4.00%, 2/14/51 (4)	528	513

		2,873

Russia – 4.7%

Russian Federal Bond - OFZ,

7.00%, 8/16/23 (RUB)	85,800	1,164

7.75%, 9/16/26 (RUB)	27,969	389

7.95%, 10/7/26 (RUB)	30,571	428

8.15%, 2/3/27 (RUB)	58,765	833

7.05%, 1/19/28 (RUB)	15,962	214

6.90%, 5/23/29 (RUB)	37,529	496

7.65%, 4/10/30 (RUB)	30,948	429

8.50%, 9/17/31 (RUB)	30,427	448

7.70%, 3/23/33 (RUB)	24,731	345

7.25%, 5/10/34 (RUB)	5,593	75

7.70%, 3/16/39 (RUB)	11,000	155

Russian Federal Inflation Linked Bond,

2.50%, 7/17/30 (RUB)(6)	16,350	218

Russian Foreign Bond - Eurobond,

4.25%, 6/23/27 (4)	400	439

4.38%, 3/21/29 (4)	200	219

5.10%, 3/28/35 (4)	600	693

5.25%, 6/23/47 (4)	200	238

		6,783

Saudi Arabia – 0.8%

Saudi Government International Bond,

4.38%, 4/16/29 (4)	300	343

5.00%, 4/17/49 (4)	200	237

5.25%, 1/16/50 (4)	200	246

3.75%, 1/21/55 (4)	200	196

3.45%, 2/2/61 (5)	200	184

		1,206

South Africa – 4.4%

Republic of South Africa Government Bond,

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

South Africa – 4.4% continued

10.50%, 12/21/26 (ZAR)	$1,369	$105

8.00%, 1/31/30 (ZAR)	2,174	134

7.00%, 2/28/31 (ZAR)	2,855	158

8.25%, 3/31/32 (ZAR)	30,081	1,763

8.88%, 2/28/35 (ZAR)	6,562	378

6.25%, 3/31/36 (ZAR)	3,865	173

8.50%, 1/31/37 (ZAR)	18,263	988

6.50%, 2/28/41 (ZAR)	1,752	74

8.75%, 1/31/44 (ZAR)	1,848	98

8.75%, 2/28/48 (ZAR)	27,147	1,444

Republic of South Africa Government International Bond,

4.30%, 10/12/28	540	531

5.00%, 10/12/46	200	172

5.65%, 9/27/47	200	184

5.75%, 9/30/49	200	184

		6,386

Sri Lanka – 0.4%

Sri Lanka Government International Bond,

6.75%, 4/18/28 (4)	471	286

7.85%, 3/14/29 (4)	200	121

7.55%, 3/28/30 (4)	200	122

		529

Supranational – 0.3%

International Finance Corp.,

5.85%, 11/25/22 (INR)	30,000	413

Thailand – 2.4%

Thailand Government Bond,

2.40%, 12/17/23 (THB)	34,400	1,155

2.88%, 12/17/28 (THB)	2,733	95

3.78%, 6/25/32 (THB)	17,458	655

3.40%, 6/17/36 (THB)	10,024	357

3.30%, 6/17/38 (THB)	30,606	1,075

2.00%, 6/17/42 (THB)	2,650	75

2.88%, 6/17/46 (THB)	1,156	37

3.60%, 6/17/67 (THB)	1,084	39

		3,488

Turkey – 2.0%

Turkey Government Bond,

9.20%, 9/22/21 (TRY)	2,000	233

12.60%, 10/1/25 (TRY)	1,470	147

10.60%, 2/11/26 (TRY)	838	76

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

Turkey – 2.0% continued

11.00%, 2/24/27 (TRY)	$2,139	$190

11.70%, 11/13/30 (TRY)	1,520	130

Turkey Government International Bond,

3.25%, 3/23/23	200	192

5.75%, 3/22/24	200	198

4.75%, 1/26/26	226	210

5.13%, 2/17/28	300	271

5.25%, 3/13/30	300	266

5.88%, 6/26/31	205	185

4.88%, 4/16/43	545	416

5.75%, 5/11/47	535	433

		2,947

Ukraine – 3.0%

Ukraine Government Bond,

17.25%, 1/5/22 (UAH)	274	10

17.00%, 5/11/22 (UAH)	442	17

15.84%, 2/26/25 (UAH)	1,835	73

Ukraine Government International Bond,

16.00%, 8/11/21 (UAH)(5)	460	17

7.75%, 9/1/21 (4)	100	102

7.75%, 9/1/23 (4)	100	108

15.84%, 2/26/25 (UAH)(4)	15,200	607

7.75%, 9/1/25 (4)	165	180

7.75%, 9/1/26 (4)	330	359

9.75%, 11/1/28 (4)	970	1,132

7.38%, 9/25/32 (4)	1,248	1,259

7.25%, 3/15/33 (4)	412	411

		4,275

United Arab Emirates – 1.1%

Abu Dhabi Government International Bond,

3.13%, 10/11/27 (4)	750	815

3.13%, 9/30/49 (4)	400	382

3.88%, 4/16/50 (4)	200	218

Emirate of Dubai Government International Bonds,

5.25%, 1/30/43 (4)	200	217

		1,632

United Kingdom – 0.8%

DTEK Finance PLC,

10.75%,(100% Cash), 12/31/24 (3) (4) (10)	162	134

Standard Chartered Bank,

19.25%, 1/20/27 (GHS)(4) (6)	2,600	457

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

United Kingdom – 0.8% continued

Vedanta Resources Finance II PLC,

13.88%, 1/21/24 (4)	$200	$215

8.95%, 3/11/25 (5)	200	191

Vedanta Resources Ltd.,

6.38%, 7/30/22 (4)	210	199

		1,196

Uruguay – 1.2%

Uruguay Government International Bond,

8.50%, 3/15/28 (UYU)(4)	3,171	75

4.38%, 12/15/28 (UYU)	601	34

7.88%, 1/15/33	141	212

7.63%, 3/21/36	109	166

3.88%, 7/2/40 (UYU)	23,091	631

4.13%, 11/20/45	104	115

5.10%, 6/18/50	116	143

4.98%, 4/20/55	315	385

Uruguay Monetary Regulation Bill,

6.66%, 10/15/21 (UYU)(11)	545	12

6.59%, 12/3/21 (UYU)(11)	366	8

6.76%, 3/2/22 (UYU)(11)	1,019	22

		1,803

Uzbekistan – 0.8%

Republic of Uzbekistan Bond,

14.50%, 11/25/23 (UZS)(4)	4,230,000	407

4.75%, 2/20/24 (4)	511	540

5.38%, 2/20/29 (4)	200	219

		1,166

Venezuela – 0.4%

Petroleos de Venezuela S.A.,

8.50%, 10/27/20 (4) (10) (15)	1,480	370

9.00%, 11/17/21 (4)(10)(15)	172	8

12.75%, 2/17/22 (4) (10) (15)	92	4

5.38%, 4/12/27 (4) (10) (15)	77	3

9.75%, 5/17/35 (4) (10) (15)	222	10

Venezuela Government International Bond,

7.75%, 10/13/19 (4) (10) (15)	72	7

12.75%, 8/23/22 (4) (10) (15)	151	16

9.00%, 5/7/23 (4)(10)(15)	62	6

8.25%, 10/13/24 (4)(10)(15)	141	14

11.75%, 10/21/26 (4) (10) (15)	632	64

9.25%, 9/15/27 (10)	186	19

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)(1)	VALUE (000S)

FOREIGN ISSUER BONDS – 92.7% continued

Venezuela – 0.4% continued

9.25%, 5/7/28 (4) (10) (15)	$102	$11

11.95%, 8/5/31 (4) (10) (15)	1,045	107

		639

Vietnam – 0.2%

Vietnam Government International Bond, 4.80%, 11/19/24 (4)	200	224

Zambia – 0.6%

Zambia Government International Bond,

5.38%, 9/20/22 (4)	1,250	703

8.97%, 7/30/27 (4) (10)	400	227

		930
Total Foreign Issuer Bonds
(Cost $142,459)		134,427

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.9%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(16) (17)	5,681,033	$5,681
Total Investment Companies
(Cost $5,681)		5,681

Total Investments – 98.4%
(Cost $150,685)		142,672

Other Assets less Liabilities – 1.6%		2,392
Net Assets – 100.0%		$145,064

(1)	Principal amount is in USD unless otherwise indicated.
(2)	Perpetual bond. Maturity date represents next call date.
(3)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(4)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(5)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(6)	Level 3 asset.
(7)	Step coupon bond. Rate as of March 31, 2021 is disclosed.
(8)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2021.
(9)	Zero coupon bond.
(10)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(11)	Discount rate at the time of purchase.
(12)	Century bond maturing in 2110.
(13)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.
(14)	Century bond maturing in 2121.
(15)

Restricted security that has been deemed illiquid. At March 31, 2021, the value of these restricted illiquid securities amounted to approximately $620,000 or 0.4% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Petroleos de Venezuela S.A., 8.50%, 10/27/20	4/4/17-11/14/18	$1,199

Petroleos de Venezuela S.A., 9.00%, 11/17/21	1/19/16-6/14/17	100

Petroleos de Venezuela S.A., 12.75%, 2/17/22	3/10/16-6/14/17	51

Petroleos de Venezuela S.A., 5.38%, 4/12/27	7/19/16-6/14/17	30

Petroleos de Venezuela S.A., 9.75%, 5/17/35	6/20/16-6/14/17	105

Venezuela Government International Bond, 7.75%, 10/13/19	6/14/17-8/11/17	43

Venezuela Government International Bond, 12.75%, 8/23/22	4/29/16-7/27/18	49

Venezuela Government International Bond, 9.00%, 5/7/23	6/14/17-8/11/17	29

Venezuela Government International Bond, 8.25%, 10/13/24	6/14/17-8/11/17	63

Venezuela Government International Bond, 11.75%, 10/21/26	3/3/17-11/13/17	333

Venezuela Government International Bond, 9.25%, 5/7/28	8/11/17-5/15/18	31

Venezuela Government International Bond, 11.95%, 8/5/31	3/3/17-7/27/18	480

(16)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(17)	7-day current yield as of March 31, 2021 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

10Y – 10 Year

B.V. – Besloten Vennootschap (Dutch: Private Limited Liability Company)

CETIP – Central of Custody and Financial Settlement of Securities

CFETS – China Foreign Exchange Trade System

CMT – Constant Maturity

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

LLC - Limited Liability Company

PLC - Public Limited Company

S.A. - Société Anonyme (French: Public Limited Company)

SBSN - Surat Berharga Syariah Negara

USD - United States Dollar

BRL - Brazilian Real

CLP - Chilean Peso

CNH - Chinese Offshore Yuan

CNY - Chinese Yuan Renminbi

COP - Colombian Peso

CZK - Czech Koruna

EGP - Egyptian Pound

EUR - Euro

GHS - Ghanaian Cedi

HUF - Hungarian Forint

IDR - Indonesian Rupiah

INR - Indian Rupee

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

RON - Romanian Leu

RUB - Russian Ruble

THB - Thai Baht

TRY - Turkish Lira

UAH - Ukraine Hryvnia

UYU - Uruguayan Peso

UZS - Uzbekistan Som

ZAR - South African Rand

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Barclays	United States Dollar	212	Brazilian Real	1,207	5/4/21	$ 2

BNP	Chinese Offshore Yuan	1,429	United States Dollar	217	6/16/21	1

BNP	Colombian Peso	896,678	United States Dollar	250	4/30/21	5

BNP	Czech Koruna	9,762	United States Dollar	443	4/30/21	5

BNP	Indonesian Rupiah	360,800	United States Dollar	25	4/30/21	—	*

BNP	Polish Zloty	710	United States Dollar	183	4/30/21	3

BNP	Thai Baht	4,466	United States Dollar	145	4/30/21	2

BNP	United States Dollar	142	Brazilian Real	814	4/5/21	2

BNP	United States Dollar	61	Colombian Peso	224,745	4/30/21	—	*

BNP	United States Dollar	202	Indonesian Rupiah	2,949,400	4/16/21	—	*

BNP	United States Dollar	282	Korean Won	320,475	5/12/21	2

BNP	United States Dollar	10	Korean Won	10,922	6/16/21	—	*

Citibank	Colombian Peso	343,847	United States Dollar	97	4/30/21	3

Citibank	Czech Koruna	612	United States Dollar	28	4/30/21	1

Citibank	Hungarian Forint	9,610	United States Dollar	32	4/30/21	1

Citibank	Indonesian Rupiah	2,949,400	United States Dollar	208	4/16/21	6

Citibank	Romanian Leu	126	United States Dollar	30	4/29/21	—	*

Citibank	Romanian Leu	534	United States Dollar	130	5/28/21	3

Citibank	Turkish Lira	461	United States Dollar	60	4/30/21	5

Citibank	United States Dollar	273	Korean Won	309,552	6/16/21	2

Citibank	United States Dollar	399	South African Rand	5,949	4/30/21	2

JPMorgan Chase	Chilean Peso	328,476	United States Dollar	465	4/30/21	9

JPMorgan Chase	Euro	767	United States Dollar	915	4/14/21	16

JPMorgan Chase	Indonesian Rupiah	15,137,449	United States Dollar	1,054	4/30/21	19

JPMorgan Chase	Russian Ruble	70,198	United States Dollar	937	4/30/21	12

JPMorgan Chase	United States Dollar	299	Brazilian Real	1,690	4/5/21	1

Merrill Lynch	Czech Koruna	3,610	United States Dollar	163	5/28/21	—	*

Merrill Lynch	Mexican Peso	2,885	United States Dollar	142	4/30/21	—	*

Merrill Lynch	Peruvian Nuevo Sol	1,862	United States Dollar	510	4/30/21	13

Merrill Lynch	Romanian Leu	106	United States Dollar	26	4/29/21	1

Merrill Lynch	United States Dollar	190	Mexican Peso	3,930	4/30/21	2

Morgan Stanley	Indonesian Rupiah	1,457,100	United States Dollar	100	4/30/21	—	*

Morgan Stanley	South African Rand	1,683	United States Dollar	114	4/30/21	—	*

Morgan Stanley	Turkish Lira	451	United States Dollar	61	4/30/21	8

Morgan Stanley	United States Dollar	325	Chilean Peso	236,763	4/30/21	4

Morgan Stanley	United States Dollar	155	Peruvian Nuevo Sol	582	4/30/21	1

Morgan Stanley	United States Dollar	171	Russian Ruble	13,068	4/30/21	1

Morgan Stanley	United States Dollar	486	South African Rand	7,294	4/30/21	7

Santander	United States Dollar	927	Chilean Peso	670,939	4/30/21	4

Standard Chartered Bank	Chinese Offshore Yuan	4,128	United States Dollar	630	6/16/21	5

Standard Chartered Bank	Czech Koruna	5,932	United States Dollar	270	4/30/21	3

Standard Chartered Bank	Hungarian Forint	101,776	United States Dollar	331	4/30/21	2

Standard Chartered Bank	Indonesian Rupiah	378,800	United States Dollar	27	5/11/21	1

Standard Chartered Bank	Malaysian Ringgit	999	United States Dollar	247	5/28/21	6

Standard Chartered Bank	Peruvian Nuevo Sol	103	United States Dollar	28	4/30/21	1

Standard Chartered Bank	United States Dollar	128	South African Rand	1,905	4/30/21	1

Subtotal Appreciation						162

Barclays	Brazilian Real	1,207	United States Dollar	213	4/5/21	(2)

Barclays	Egyptian Pound	638	United States Dollar	39	6/28/21	(1)

Barclays	United States Dollar	190	Brazilian Real	1,030	4/5/21	(7)

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2021

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Barclays	United States Dollar	481	Hungarian Forint	142,159	5/28/21	$ (21)

Barclays	United States Dollar	430	Korean Won	481,770	4/12/21	(4)

Barclays	United States Dollar	752	Russian Ruble	56,071	4/30/21	(12)

Barclays	United States Dollar	206	Turkish Lira	1,499	4/30/21	(28)

BNP	Chinese Offshore Yuan	926	United States Dollar	140	6/16/21	— *

BNP	Indonesian Rupiah	2,949,400	United States Dollar	201	4/30/21	— *

BNP	Korean Won	320,475	United States Dollar	282	6/16/21	(2)

BNP	Mexican Peso	9,078	United States Dollar	440	4/30/21	(3)

			Chinese Offshore

BNP	United States Dollar	3,114	Yuan	20,288	6/16/21	(42)

BNP	United States Dollar	1,352	Czech Koruna	28,980	4/30/21	(49)

BNP	United States Dollar	286	Czech Koruna	6,346	6/30/21	(1)

BNP	United States Dollar	215	Euro	183	4/14/21	— *

BNP	United States Dollar	404	Korean Won	454,657	4/30/21	(1)

BNP	United States Dollar	91	Mexican Peso	1,847	4/30/21	(1)

BNP	United States Dollar	951	Polish Zloty	3,519	5/28/21	(60)

BNP	United States Dollar	362	Romanian Leu	1,461	5/28/21	(15)

BNP	United States Dollar	491	Thai Baht	14,790	5/28/21	(18)

Citibank	Korean Won	161,247	United States Dollar	142	4/12/21	(1)

Citibank	Korean Won	148,305	United States Dollar	131	4/30/21	(1)

Citibank	Russian Ruble	3,738	United States Dollar	49	4/30/21	— *

Citibank	United States Dollar	30	Hungarian Forint	8,943	4/30/21	(1)

Citibank	United States Dollar	111	Indonesian Rupiah	1,594,298	4/30/21	(2)

Citibank	United States Dollar	2,352	Mexican Peso	47,425	4/30/21	(39)

Citibank	United States Dollar	479	Peruvian Nuevo Sol	1,741	4/30/21	(14)

Citibank	United States Dollar	126	Romanian Leu	517	4/29/21	(4)

JPMorgan Chase	Brazilian Real	1,914	United States Dollar	340	4/5/21	—

JPMorgan Chase	Brazilian Real	231	United States Dollar	40	5/4/21	(1)

JPMorgan Chase	Chilean Peso	14,712	United States Dollar	20	4/30/21	— *

JPMorgan Chase	Mexican Peso	9,809	United States Dollar	475	4/30/21	(4)

JPMorgan Chase	South African Rand	19,109	United States Dollar	1,252	4/30/21	(37)

JPMorgan Chase	United States Dollar	453	Colombian Peso	1,617,654	4/30/21	(11)

JPMorgan Chase	United States Dollar	296	Czech Koruna	6,317	5/28/21	(12)

JPMorgan Chase	United States Dollar	323	Mexican Peso	6,566	4/30/21	(3)

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

JPMorgan Chase	United States Dollar	60	Philippine Peso	2,909	5/28/21	$ — *

JPMorgan Chase	United States Dollar	320	Polish Zloty	1,193	4/30/21	(18)

JPMorgan Chase	United States Dollar	104	Thai Baht	3,126	4/30/21	(4)

Merrill Lynch	Egyptian Pound	2,909	United States Dollar	179	6/29/21	(1)

Merrill Lynch	Mexican Peso	16,303	United States Dollar	775	4/30/21	(21)

Merrill Lynch	Thai Baht	1,563	United States Dollar	50	4/30/21	— *

Merrill Lynch	United States Dollar	88	Indonesian Rupiah	1,280,000	4/30/21	(1)

Merrill Lynch	United States Dollar	1,285	Russian Ruble	95,930	5/28/21	(25)

Merrill Lynch	United States Dollar	113	Turkish Lira	870	4/30/21	(10)

Morgan Stanley	Chilean Peso	36,025	United States Dollar	50	4/30/21	— *

Morgan Stanley	United States Dollar	130	Polish Zloty	500	4/30/21	(3)

Morgan Stanley	United States Dollar	1,088	Polish Zloty	4,258	6/30/21	(10)

Santander	Chilean Peso	27,731	United States Dollar	38	4/30/21	(1)

Santander	Colombian Peso	224,165	United States Dollar	60	4/30/21	(1)

Standard Chartered Bank	Brazilian Real	4,341	United States Dollar	755	4/5/21	(16)

Standard Chartered Bank	Hungarian Forint	12,366	United States Dollar	40	4/30/21	— *

Standard Chartered Bank	Korean Won	320,523	United States Dollar	281	4/12/21	(3)

Standard Chartered Bank	Korean Won	306,352	United States Dollar	269	4/30/21	(3)

Standard Chartered Bank	Korean Won	320,475	United States Dollar	281	5/12/21	(3)

Standard Chartered Bank	Mexican Peso	28,842	United States Dollar	1,390	4/30/21	(16)

Standard Chartered Bank	Polish Zloty	317	United States Dollar	80	4/30/21	— *

Standard Chartered Bank	South African Rand	5,770	United States Dollar	385	4/30/21	(5)

Standard Chartered Bank	United States Dollar	710	Brazilian Real	3,928	4/5/21	(12)

Standard Chartered Bank	United States Dollar	362	Colombian Peso	1,281,320	4/30/21	(12)

Standard Chartered Bank	United States Dollar	40	Czech Koruna	869	4/30/21	(1)

Standard Chartered Bank	United States Dollar	813	Hungarian Forint	241,704	4/30/21	(31)

Standard Chartered Bank	United States Dollar	56	Indonesian Rupiah	809,480	4/30/21	(1)

Standard Chartered Bank	United States Dollar	24	Peruvian Nuevo Sol	88	4/30/21	— *

Standard Chartered Bank	United States Dollar	59	Russian Ruble	4,387	4/30/21	(1)

Standard Chartered Bank	United States Dollar	492	Thai Baht	15,256	4/30/21	(4)

Subtotal Depreciation						(600)

Total						$(438)

*	Amount rounds to less than one thousand.

As of March 31, 2021, the Fund had the following bilateral interest rate swap agreements outstanding:

COUNTERPARTY	PAY RATE INDEX/ PAY RATE	RECEIVE RATE/ RECEIVE RATE INDEX	NOTIONAL AMOUNT	NOTIONAL CURRENCY	EXPIRATION DATE	VALUE (000S)	PREMIUMS PAID/ (RECEIVED) (000S)	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

BNP	Kuala Lumpur Interbank Offered Rate 3 Month(1)	3.94%(1)	2,500,000	MYR	4/20/22	$14	$ —	$14

Total								$14

(1)	Payment frequency is quarterly.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

As of March 31, 2021, the Fund had the following centrally cleared interest rate swap agreements outstanding:

PAY RATE INDEX/ PAY RATE	RECEIVE RATE/ RECEIVE RATE INDEX	NOTIONAL AMOUNT	NOTIONAL CURRENCY	EXPIRATION DATE	VALUE (000S)	PREMIUMS PAID/ (RECEIVED) (000S)	UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

Brazil CETIP InterBank Deposit Rate(2)	6.68%(2)	7,216,791	BRL	1/2/25	$(34)	$—	$(34)

CFETS China Fixing Repo Rates 7 Day(3)	2.65%(3)	4,500,000	CNY	12/16/25	(4)	—	(4)

Brazil CETIP InterBank Deposit Rate(2)	5.92%(2)	3,020,269	BRL	1/2/25	(17)	—	(17)

Brazil CETIP InterBank Deposit Rate(2)	6.22%(2)	2,346,520	BRL	1/2/25	(19)	—	(19)

CFETS China Fixing Repo Rates 7 Day(3)	2.66%(3)	1,260,000	CNY	12/17/25	(1)	—	(1)

Subtotal Depreciation							(75)

Total							$(75)
(1)	Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

(2)	Payment Frequency is at maturity.

(3)	Payment frequency is quarterly.

At March 31, 2021, the industry sectors for the Fund were:

INDUSTRY SECTOR	% OF NET ASSETS

Basic Materials	3.1%

Communications	1.7

Energy	3.1

Financial	5.3

Government	80.9

Short-Term Investments	3.9

Utilities	0.4

Total Investments	98.4

Other Assets less Liabilities	1.6

Net Assets	100.0%

At March 31, 2021, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	57.2%

Indonesian Rupiah	5.0

All other currencies less than 5%	36.2

Total Investments	98.4

Other Assets less Liabilities	1.6

Net Assets	100.0%

MULTI-MANAGER FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2021

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Convertible Bonds	$ —	$ 57	$ —	$ 57

Corporate Bonds	—	1,718	789	2,507

Foreign Issuer Bonds:

Russia	—	6,565	218	6,783

United Kingdom	—	739	457	1,196

All Other Countries(1)	—	126,448	—	126,448

Total Foreign Issuer Bonds	—	133,752	675	134,427

Investment Companies	5,681	—	—	5,681

Total Investments	$5,681	$135,527	$1,464	$142,672

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
OTHER FINANCIAL INSTRUMENTS

Assets

Forward Foreign Currency Exchange Contracts	$ —	$ 162	$ —	$ 162

Bilateral Interest Rate Swap Agreements	—	14	—	14

Liabilities

Forward Foreign Currency Exchange Contracts	—	(600)	—	(600)

Centrally Cleared Interest Rate Swap Agreements	—	(75)	—	(75)

Total Other Financial Instruments	$ —	$ (499)	$ —	$ (499)
(1)	Classifications as defined in the Schedule of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/20 (000S)	ACCRUED DISCOUNTS (PREMIUMS) (000S)	REALIZED GAIN (LOSS) (000S)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	PURCHASES (000S)	SALES (000S)	TRANSFERS INTO LEVEL 3 (000S)	TRANSFERS OUT OF LEVEL 3 (000S)	BALANCE AS OF 3/31/21 (000S)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/21 (000S)

Corporate Bonds	$—	$(1)	$(3)	$(15)	$1,126	$(318)	$—	$—	$789	$(15)

Foreign Issuer Bonds

Russia	—	5	—	(10)	223	—	—	—	218	(10)

United Kingdom	—	—	—	8	449	—	—	—	457	8

Total	$—	$4	$(3)	$(17)	$1,798	$(318)	$—	$—	$1,464	$(17)

The Fund valued the securities included in the Balance as of 3/31/21 above using prices provided by a third party provider.

NORTHERN FUNDS ANNUAL REPORT	63	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CONVERTIBLE BONDS – 0.3%

Cable & Satellite – 0.3%

DISH Network Corp.,

3.38%, 8/15/26	$546	$525

Wireless Telecommunications Services – 0.0%

Digicel Group 0.5 Ltd.,

7.00%, 4/22/21 (1) (2) (3)	8	5
Total Convertible Bonds
(Cost $460)		530

CORPORATE BONDS – 76.1%

Advertising & Marketing – 0.3%

Outfront Media Capital LLC/Outfront Media Capital Corp.,

5.00%, 8/15/27 (1)	355	359

4.25%, 1/15/29 (1)	25	24

4.63%, 3/15/30 (1)	105	101

		484

Aerospace & Defense – 2.0%

Howmet Aerospace, Inc.,

5.90%, 2/1/27	25	28

5.95%, 2/1/37	100	121

Spirit AeroSystems, Inc.,

5.50%, 1/15/25 (1)	25	27

7.50%, 4/15/25 (1)	230	247

4.60%, 6/15/28	25	25

TransDigm, Inc.,

6.25%, 3/15/26 (1)	425	451

6.38%, 6/15/26	1,285	1,328

7.50%, 3/15/27	340	362

5.50%, 11/15/27	605	626

4.63%, 1/15/29 (1)	130	128

Triumph Group, Inc.,

8.88%, 6/1/24 (1)	25	28

6.25%, 9/15/24 (1)	25	25

7.75%, 8/15/25	50	50

		3,446

Airlines – 0.9%

American Airlines Group, Inc.,

5.00%, 6/1/22 (1)	225	221

3.75%, 3/1/25 (1)	260	222

American Airlines, Inc.,

11.80%, 7/15/25 (1)	100	124

Delta Air Lines, Inc.,

3.63%, 3/15/22	25	25

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Airlines – 0.9% continued

3.80%, 4/19/23	$50	$51

7.38%, 1/15/26	295	346

3.75%, 10/28/29	25	25

United Airlines Holdings, Inc.,

4.25%, 10/1/22	125	127

5.00%, 2/1/24	90	91

4.88%, 1/15/25	90	92

United Airlines Pass Through Trust,

Series 2020-1, Class A,

5.88%, 10/15/27	24	27

United Airlines Pass Through Trust,

Series 2020-1, Class B,

4.88%, 1/15/26	160	166

		1,517

Apparel & Textile Products – 0.0%

Crocs, Inc.,

4.25%, 3/15/29 (1)	80	78

Auto Parts Manufacturing – 1.0%

Adient U.S. LLC,

9.00%, 4/15/25 (1)	75	83

American Axle & Manufacturing, Inc.,

6.88%, 7/1/28	125	131

Cooper-Standard Automotive, Inc.,

5.63%, 11/15/26 (1)	75	63

Dealer Tire LLC/DT Issuer LLC,

8.00%, 2/1/28 (1)	170	180

Goodyear Tire & Rubber (The) Co.,

9.50%, 5/31/25	335	376

5.00%, 5/31/26	85	88

5.25%, 4/30/31	175	175

Real Hero Merger Sub 2, Inc.,

6.25%, 2/1/29 (1)	490	506

Tenneco, Inc.,

5.00%, 7/15/26	75	71

7.88%, 1/15/29 (1)	75	84

5.13%, 4/15/29 (1)	50	49

		1,806

Automobiles Manufacturing – 2.8%

Ford Motor Co.,

8.50%, 4/21/23	200	223

9.00%, 4/22/25	575	696

9.63%, 4/22/30	1,340	1,870

7.45%, 7/16/31	550	694

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Automobiles Manufacturing – 2.8% continued

4.75%, 1/15/43	$240	$242

5.29%, 12/8/46	155	163

Ford Motor Credit Co. LLC, 5.13%, 6/16/25	315	340

5.11%, 5/3/29	605	648

Tesla, Inc., 5.30%, 8/15/25 (1)	75	78

		4,954

Cable & Satellite – 2.4%

Cable One, Inc.,

4.00%, 11/15/30 (1)	25	25

CCO Holdings LLC/CCO Holdings Capital Corp.,

5.75%, 2/15/26 (1)	87	90

4.75%, 3/1/30 (1)	155	161

4.50%, 8/15/30 (1)	130	132

4.25%, 2/1/31 (1)	150	150

4.50%, 5/1/32 (1)	150	152

CSC Holdings LLC,

7.50%, 4/1/28 (1)	520	573

5.75%, 1/15/30 (1)	655	690

4.63%, 12/1/30 (1)	200	197

DISH DBS Corp.,

5.88%, 11/15/24	25	26

7.38%, 7/1/28	230	241

GCI LLC,

4.75%, 10/15/28 (1)	25	26

Midcontinent Communications/Midcontinent Finance Corp.,

5.38%, 8/15/27 (1)	50	52

Radiate Holdco LLC/Radiate Finance, Inc.,

6.50%, 9/15/28 (1)	310	327

Sirius XM Radio, Inc.,

4.63%, 7/15/24 (1)	50	52

5.38%, 7/15/26 (1)	560	578

5.00%, 8/1/27 (1)	165	173

5.50%, 7/1/29 (1)	428	463

4.13%, 7/1/30 (1)	77	77

		4,185

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Casinos & Gaming – 2.3%

Affinity Gaming,

6.88%, 12/15/27 (1)	$25	$26

Bally’s Corp.,

6.75%, 6/1/27 (1)	25	27

Boyd Gaming Corp.,

8.63%, 6/1/25 (1)	25	28

6.38%, 4/1/26	275	284

Caesars Entertainment, Inc.,

6.25%, 7/1/25 (1)	175	186

8.13%, 7/1/27 (1)	365	403

Caesars Resort Collection LLC/CRC Finco, Inc.,

5.75%, 7/1/25 (1)	25	26

5.25%, 10/15/25 (1)	320	323

Churchill Downs, Inc.,

5.50%, 4/1/27 (1)	300	314

4.75%, 1/15/28 (1)	25	26

Downstream Development Authority of the Quapaw Tribe of Oklahoma,

10.50%, 2/15/23 (1)	75	78

Full House Resorts, Inc.,

8.25%, 2/15/28 (1)	50	53

Golden Entertainment, Inc.,

7.63%, 4/15/26 (1)	125	133

Inn of the Mountain Gods Resort & Casino,

9.25%, 11/30/23 (3)	59	58

Jacobs Entertainment, Inc.,

7.88%, 2/1/24 (1)	75	78

MGM Resorts International,

6.00%, 3/15/23	75	80

5.50%, 4/15/27	83	89

Mohegan Gaming & Entertainment,

7.88%, 10/15/24 (1)	100	104

8.00%, 2/1/26 (1)	100	101

Scientific Games International, Inc.,

5.00%, 10/15/25 (1)	105	109

8.25%, 3/15/26 (1)	120	129

7.00%, 5/15/28 (1)	400	427

7.25%, 11/15/29 (1)	50	54

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,

5.50%, 3/1/25 (1)	666	704

5.25%, 5/15/27 (1)	200	209

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Casinos & Gaming – 2.3% continued

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,

5.13%, 10/1/29 (1)	$25	$26

		4,075

Chemicals – 0.9%

Avient Corp.,

5.75%, 5/15/25 (1)	50	53

Cornerstone Chemical Co.,

6.75%, 8/15/24 (1)	50	47

HB Fuller Co.,

4.25%, 10/15/28	130	132

Hexion, Inc.,

7.88%, 7/15/27 (1)	170	183

Illuminate Buyer LLC/Illuminate Holdings IV, Inc.,

9.00%, 7/1/28 (1)	90	101

Innophos Holdings, Inc.,

9.38%, 2/15/28 (1)	50	54

Iris Holdings, Inc.,

8.75%, 2/15/26 (1) (3)	25	25

Kraton Polymers LLC/Kraton Polymers Capital Corp.,

4.25%, 12/15/25 (1)	25	25

Minerals Technologies, Inc.,

5.00%, 7/1/28 (1)	25	26

Olin Corp.,

9.50%, 6/1/25 (1)	50	62

5.63%, 8/1/29	100	108

TPC Group, Inc.,

10.50%, 8/1/24 (1)	150	136

Tronox, Inc.,

4.63%, 3/15/29 (1)	205	205

Univar Solutions U.S.A., Inc.,

5.13%, 12/1/27 (1)	275	286

WR Grace & Co.-Conn,

4.88%, 6/15/27 (1)	50	52

		1,495

Coal Operations – 0.0%

Murray Energy Corp.,

12.00%, 4/15/24 (1) (4) (5) (6)	486	—

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Commercial Finance – 0.3%

AerCap Global Aviation Trust, (Variable, ICE LIBOR USD 3M + 4.30%), 6.50%, 6/15/45 (1) (7)	$294	$307

DAE Funding LLC,

5.00%, 8/1/24 (1)	75	77

Fortress Transportation and Infrastructure Investors LLC,

6.50%, 10/1/25 (1)	50	52

9.75%, 8/1/27 (1)	50	57

Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,

6.38%, 12/15/22 (1)	50	51

		544

Communications Equipment – 0.9%

CommScope Technologies LLC,

6.00%, 6/15/25 (1)	242	247

5.00%, 3/15/27 (1)	105	104

CommScope, Inc.,

8.25%, 3/1/27 (1)	265	283

7.13%, 7/1/28 (1)	235	250

Viasat, Inc.,

5.63%, 9/15/25 (1)	570	579

6.50%, 7/15/28 (1)	150	158

		1,621

Construction Materials Manufacturing – 0.2%

Advanced Drainage Systems, Inc.,

5.00%, 9/30/27 (1)	25	26

Northwest Hardwoods, Inc.,

7.50%, 8/1/21 (1) (4) (5)	25	7

NWH Escrow Corp.,

7.50%, 8/1/21 (1) (4) (5)	25	7

SRM Escrow Issuer LLC,

6.00%, 11/1/28 (1)	75	79

Standard Industries, Inc.,

5.00%, 2/15/27 (1)	25	26

Summit Materials LLC/Summit Materials Finance Corp.,

5.25%, 1/15/29 (1)	100	105

U.S. Concrete, Inc.,

6.38%, 6/1/24	48	49

5.13%, 3/1/29 (1)	25	26

		325

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Consumer Finance – 0.9%

Cardtronics, Inc./Cardtronics U.S.A., Inc.,

5.50%, 5/1/25 (1)	$25	$26

FirstCash, Inc.,

4.63%, 9/1/28 (1)	50	51

Freedom Mortgage Corp.,

7.63%, 5/1/26 (1)	50	52

Genworth Mortgage Holdings, Inc.,

6.50%, 8/15/25 (1)	50	54

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,

5.25%, 3/15/22 (1)	25	25

4.25%, 2/1/27 (1)	50	49

MGIC Investment Corp.,

5.25%, 8/15/28	50	52

Nationstar Mortgage Holdings, Inc.,

6.00%, 1/15/27 (1)	25	26

5.50%, 8/15/28 (1)	75	75

5.13%, 12/15/30 (1)	25	25

Navient Corp.,

5.50%, 1/25/23	25	26

6.13%, 3/25/24	125	132

6.75%, 6/25/25	200	217

6.75%, 6/15/26	50	54

5.00%, 3/15/27	25	25

OneMain Finance Corp.,

8.88%, 6/1/25	65	72

7.13%, 3/15/26	375	433

6.63%, 1/15/28	75	85

PennyMac Financial Services, Inc.,

4.25%, 2/15/29 (1)	50	48

PHH Mortgage Corp.,

7.88%, 3/15/26 (1)	25	26

Provident Funding Associates L.P./PFG Finance Corp.,

6.38%, 6/15/25 (1)	50	50

United Wholesale Mortgage LLC,

5.50%, 4/15/29 (1)	50	50

		1,653

Consumer Products – 0.4%

Central Garden & Pet Co.,

4.13%, 10/15/30	25	25

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Consumer Products – 0.4% continued

Edgewell Personal Care Co.,

5.50%, 6/1/28 (1)	$75	$79

4.13%, 4/1/29 (1)	50	50

Energizer Holdings, Inc.,

4.75%, 6/15/28 (1)	90	93

4.38%, 3/31/29 (1)	90	90

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.,

5.00%, 12/31/26 (1)	25	25

7.00%, 12/31/27 (1)	25	24

Spectrum Brands, Inc.,

5.75%, 7/15/25	2	2

5.50%, 7/15/30 (1)	210	225

3.88%, 3/15/31 (1)	25	24

		637

Consumer Services – 1.6%

Allied Universal Holdco LLC/Allied Universal Finance Corp.,

6.63%, 7/15/26 (1)	125	133

9.75%, 7/15/27 (1)	100	110

AMN Healthcare, Inc.,

4.00%, 4/15/29 (1)	50	50

APX Group, Inc.,

7.63%, 9/1/23	105	108

6.75%, 2/15/27 (1)	217	233

Aramark Services, Inc.,

6.38%, 5/1/25 (1)	355	376

5.00%, 2/1/28 (1)	495	514

ASGN, Inc.,

4.63%, 5/15/28 (1)	300	310

Brink’s (The) Co.,

5.50%, 7/15/25 (1)	25	26

Korn Ferry,

4.63%, 12/15/27 (1)	200	204

Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc.,

5.00%, 2/1/26 (1)	25	25

Prime Security Services Borrower LLC/Prime Finance, Inc.,

5.25%, 4/15/24 (1)	25	27

5.75%, 4/15/26 (1)	305	329

6.25%, 1/15/28 (1)	375	390

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Consumer Services – 1.6% continued

Rent-A-Center, Inc.,

6.38%, 2/15/29	$25	$26

		2,861

Containers & Packaging – 2.5%

Graham Packaging Co., Inc.,

7.13%, 8/15/28 (1)	190	202

Greif, Inc.,

6.50%, 3/1/27 (1)	50	53

LABL Escrow Issuer LLC,

6.75%, 7/15/26 (1)	280	300

Mauser Packaging Solutions Holding Co.,

7.25%, 4/15/25 (1)	370	370

Owens-Brockway Glass Container, Inc.,

6.63%, 5/13/27 (1)	25	27

Plastipak Holdings, Inc.,

6.25%, 10/15/25 (1)	1,110	1,142

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg),

4.00%, 10/15/27 (1)	175	171

Sealed Air Corp.,

4.00%, 12/1/27 (1)	25	26

Silgan Holdings, Inc.,

4.13%, 2/1/28	25	26

Trident TPI Holdings, Inc.,

9.25%, 8/1/24 (1)	920	975

6.63%, 11/1/25 (1)	1,035	1,053

TriMas Corp.,

4.13%, 4/15/29 (1)	50	50

		4,395

Department Stores – 0.0%

Macy’s Retail Holdings LLC,

5.88%, 4/1/29 (1)	50	51

Design, Manufacturing & Distribution – 0.0%

Brightstar Escrow Corp.,

9.75%, 10/15/25 (1)	25	27

Distributors - Consumer Discretionary – 0.4%

IAA, Inc.,

5.50%, 6/15/27 (1)	50	52

KAR Auction Services, Inc.,

5.13%, 6/1/25 (1)	580	587

		639

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Diversified Banks – 0.3%

Bank of America Corp.,

(Variable, ICE LIBOR USD 3M + 3.71%), 6.25%, 9/5/24 (2) (7)	$50	$55

(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 3/15/28 (2) (7)	50	55

Citigroup, Inc.,

(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 1/30/23 (2) (7)	50	53

(Variable, U.S. SOFR + 3.23%), 4.70%, 1/30/25 (2) (7)	125	126

JPMorgan Chase & Co.,

(Variable, ICE LIBOR USD 3M + 3.30%), 6.00%, 8/1/23 (2) (7)	125	131

(Variable, U.S. SOFR + 3.13%), 4.60%, 2/1/25 (2) (7)	25	25

		445

Educational Services – 0.1%

Adtalem Global Education, Inc.,

5.50%, 3/1/28 (1)	100	99

Graham Holdings Co.,

5.75%, 6/1/26 (1)	25	26

		125

Electrical Equipment Manufacturing – 0.2%

BWX Technologies, Inc.,

4/15/29 (1) (8)	25	25

Vertical U.S. Newco, Inc.,

5.25%, 7/15/27 (1)	280	293

WESCO Distribution, Inc.,

7.13%, 6/15/25 (1)	50	55

7.25%, 6/15/28 (1)	25	28

		401

Entertainment Content – 0.7%

Allen Media LLC/Allen Media Co-Issuer, Inc.,

10.50%, 2/15/28 (1)	25	26

AMC Networks, Inc.,

4.25%, 2/15/29	50	49

Diamond Sports Group LLC/Diamond Sports Finance Co.,

5.38%, 8/15/26 (1)	150	108

6.63%, 8/15/27 (1)	75	39

Lions Gate Capital Holdings LLC,

6.38%, 2/1/24 (1)	75	77

5.88%, 11/1/24 (1)	125	129

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Entertainment Content – 0.7% continued

4/15/29 (1) (8)	$710	$710

Univision Communications, Inc.,

5.13%, 2/15/25 (1)	50	50

9.50%, 5/1/25 (1)	50	55

6.63%, 6/1/27 (1)	25	27

		1,270

Entertainment Resources – 2.6%

AMC Entertainment Holdings, Inc.,

10.50%, 4/24/26 (1)	15	16

12.00%, 6/15/26 (1) (3)	84	68

Boyne U.S.A., Inc.,

7.25%, 5/1/25	50	52

Carlson Travel, Inc.,

6.75%, 12/15/25 (1)	340	311

11.50%, 12/15/26 (1) (3)	936	711

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp.,

5.38%, 6/1/24	25	25

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp./Millennium Op,

5.38%, 4/15/27	35	36

6.50%, 10/1/28 (1)	195	210

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC,

5.50%, 5/1/25 (1)	65	68

Cinemark U.S.A., Inc.,

4.88%, 6/1/23	100	99

5.88%, 3/15/26 (1)	105	107

Constellation Merger Sub, Inc.,

8.50%, 9/15/25 (1)	45	42

Life Time, Inc.,

5.75%, 1/15/26 (1)	200	206

8.00%, 4/15/26 (1)	330	340

Live Nation Entertainment, Inc.,

4.88%, 11/1/24 (1)	75	76

5.63%, 3/15/26 (1)	75	78

6.50%, 5/15/27 (1)	135	150

4.75%, 10/15/27 (1)	245	247

3.75%, 1/15/28 (1)	25	25

SeaWorld Parks & Entertainment, Inc.,

9.50%, 8/1/25 (1)	315	342

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Entertainment Resources – 2.6% continued

Six Flags Entertainment Corp.,

5.50%, 4/15/27 (1)	$155	$161

Six Flags Theme Parks, Inc.,

7.00%, 7/1/25 (1)	95	103

Sterling Entertainment Group LLC,

10.25%, 1/15/25 (9)	1,110	1,095

		4,568

Exploration & Production – 4.6%

Aethon United BR L.P./Aethon United Finance Corp.,

8.25%, 2/15/26 (1)	50	52

Antero Resources Corp.,

5.63%, 6/1/23	25	25

7.63%, 2/1/29 (1)	25	27

Apache Corp.,

4.25%, 1/15/30	50	49

5.10%, 9/1/40	150	147

5.35%, 7/1/49	25	24

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,

7.00%, 11/1/26 (1)	190	190

9.00%, 11/1/27 (1)	168	213

8.25%, 12/31/28 (1)	55	57

Callon Petroleum Co.,

6.25%, 4/15/23	50	44

6.13%, 10/1/24	125	106

Centennial Resource Production LLC,

5.38%, 1/15/26 (1)	100	88

Chaparral Energy, Inc.,

9.00%, (100% Cash), 2/14/25 (1) (3) (4) (9)	17	16

CNX Resources Corp.,

7.25%, 3/14/27 (1)	100	107

6.00%, 1/15/29 (1)	50	52

Comstock Resources, Inc.,

7.50%, 5/15/25 (1)	18	19

9.75%, 8/15/26	182	198

6.75%, 3/1/29 (1)	211	216

Continental Resources, Inc.,

4.50%, 4/15/23	6	6

5.75%, 1/15/31 (1)	50	56

CrownRock L.P./CrownRock Finance, Inc.,

5.63%, 10/15/25 (1)	75	76

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Exploration & Production – 4.6% continued

Double Eagle III Midco 1 LLC/Double Eagle Finance Corp.,

7.75%, 12/15/25 (1)	$195	$208

Endeavor Energy Resources L.P./EER Finance, Inc.,

5.75%, 1/30/28 (1)	50	53

Energy Ventures Gom LLC/EnVen Finance Corp.,

11.00%, 2/15/23 (1)	580	567

EQT Corp.,

7.63%, 2/1/25	25	29

3.90%, 10/1/27	75	77

5.00%, 1/15/29	210	225

8.50%, 2/1/30	25	32

Gulfport Energy Corp.,

6.00%, 10/15/24 (5)	100	89

6.38%, 1/15/26 (5)	50	45

Hilcorp Energy I L.P./Hilcorp Finance Co.,

6.25%, 11/1/28 (1)	95	98

5.75%, 2/1/29 (1)	82	83

6.00%, 2/1/31 (1)	140	142

Indigo Natural Resources LLC,

5.38%, 2/1/29 (1)	25	25

Laredo Petroleum, Inc.,

9.50%, 1/15/25	75	72

Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,

6.00%, 8/1/26 (1)	75	78

Matador Resources Co.,

5.88%, 9/15/26	310	302

Moss Creek Resources Holdings, Inc.,

7.50%, 1/15/26 (1)	25	20

10.50%, 5/15/27 (1)	25	22

Murphy Oil Corp.,

6.88%, 8/15/24	25	26

5.75%, 8/15/25	50	50

6.38%, 7/15/28	75	75

7.05%, 5/1/29	25	25

6.38%, 12/1/42	50	45

Northern Oil and Gas, Inc.,

8.13%, 3/1/28 (1)	75	75

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Exploration & Production – 4.6% continued

Occidental Petroleum Corp.,

3.50%, 6/15/25	$50	$49

8.00%, 7/15/25	25	29

5.88%, 9/1/25	50	53

5.50%, 12/1/25	50	53

5.55%, 3/15/26	125	133

3.40%, 4/15/26	195	187

3.20%, 8/15/26	25	24

8.50%, 7/15/27	50	59

6.38%, 9/1/28	75	82

8.88%, 7/15/30	450	567

6.13%, 1/1/31	25	28

7.50%, 5/1/31	155	180

7.88%, 9/15/31	90	106

6.45%, 9/15/36	585	646

6.20%, 3/15/40	75	77

6.60%, 3/15/46	200	212

Ovintiv, Inc.,

8.13%, 9/15/30	25	32

PDC Energy, Inc.,

5.75%, 5/15/26	145	150

Range Resources Corp.,

4.88%, 5/15/25	130	129

9.25%, 2/1/26	220	239

8.25%, 1/15/29 (1)	105	112

SM Energy Co.,

5.63%, 6/1/25	85	79

6.63%, 1/15/27	75	69

Southwestern Energy Co.,

6.45%, 1/23/25	100	107

Talos Production, Inc.,

12.00%, 1/15/26 (1)	50	49

Vine Energy Holdings LLC,

6.75%, 4/15/29 (1) (4)	235	235

Vine Oil & Gas L.P./Vine Oil & Gas Finance Corp.,

8.75%, 4/15/23 (1)	50	53

9.75%, 4/15/23 (1)	50	54

WPX Energy, Inc.,

5.88%, 6/15/28	15	17

		8,041

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Financial Services – 1.3%

AG Issuer LLC,

6.25%, 3/1/28 (1)	$75	$79

Compass Group Diversified Holdings LLC,

5.25%, 4/15/29 (1)	50	52

Goldman Sachs Group (The), Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.22%), 4.95%, 2/10/25 (2) (7)	50	53

Hunt Cos., Inc.,

6.25%, 2/15/26 (1)	75	77

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

6.75%, 2/1/24	50	51

4.75%, 9/15/24	175	182

6.25%, 5/15/26	100	105

5.25%, 5/15/27	125	129

4.38%, 2/1/29 (1)	25	24

LPL Holdings, Inc.,

4.63%, 11/15/27 (1)	110	114

4.00%, 3/15/29 (1)	105	106

NFP Corp.,

7.00%, 5/15/25 (1)	25	27

6.88%, 8/15/28 (1)	1,195	1,241

		2,240

Food & Beverage – 1.1%

Darling Ingredients, Inc.,

5.25%, 4/15/27 (1)	50	52

Kraft Heinz Foods Co.,

6.88%, 1/26/39	50	69

7.13%, 8/1/39 (1)	25	35

5.00%, 6/4/42	25	28

5.20%, 7/15/45	50	58

4.88%, 10/1/49	150	168

Nathan’s Famous, Inc.,

6.63%, 11/1/25 (1)	50	51

Pilgrim’s Pride Corp.,

5.75%, 3/15/25 (1)	100	102

4/15/31 (1) (8)	170	169

Post Holdings, Inc.,

5.75%, 3/1/27 (1)	275	289

5.63%, 1/15/28 (1)	130	137

4.63%, 4/15/30 (1)	200	201

4.50%, 9/15/31 (1)	205	203

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Food & Beverage – 1.1% continued

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed,

4.63%, 3/1/29 (1)	$265	$267

Triton Water Holdings, Inc.,

6.25%, 4/1/29 (1)	50	51

		1,880

Forest & Paper Products Manufacturing – 0.0%

Mercer International, Inc.,

5.13%, 2/1/29 (1)	25	26

Hardware – 0.4%

Dell International LLC/EMC Corp.,

7.13%, 6/15/24 (1)	75	77

Dell, Inc.,

5.40%, 9/10/40	16	18

Diebold Nixdorf, Inc.,

8.50%, 4/15/24	75	77

9.38%, 7/15/25 (1)	25	28

Everi Payments, Inc.,

7.50%, 12/15/25 (1)	40	42

NCR Corp.,

5.75%, 9/1/27 (1)	100	106

5.00%, 10/1/28 (1)	50	50

4/15/29 (1) (8)	100	101

6.13%, 9/1/29 (1)	100	106

TTM Technologies, Inc.,

4.00%, 3/1/29 (1)	50	49

Xerox Holdings Corp.,

5.00%, 8/15/25 (1)	50	52

5.50%, 8/15/28 (1)	50	52

		758

Health Care Facilities & Services – 6.4%

Acadia Healthcare Co., Inc.,

5.50%, 7/1/28 (1)	205	216

5.00%, 4/15/29 (1)	95	99

Air Methods Corp.,

8.00%, 5/15/25 (1)	75	71

Charles River Laboratories International, Inc.,

3.75%, 3/15/29 (1)	25	25

4.00%, 3/15/31 (1)	25	25

CHS/Community Health Systems, Inc.,

8.13%, 6/30/24 (1)	264	276

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Health Care Facilities & Services – 6.4% continued

6.63%, 2/15/25 (1)	$160	$169

8.00%, 3/15/26 (1)	100	108

5.63%, 3/15/27 (1)	115	121

8.00%, 12/15/27 (1)	256	281

6.88%, 4/1/28 (1)	53	48

6.00%, 1/15/29 (1)	95	100

6.88%, 4/15/29 (1)	180	188

4.75%, 2/15/31 (1)	190	186

DaVita, Inc.,

4.63%, 6/1/30 (1)	415	422

3.75%, 2/15/31 (1)	25	24

Encompass Health Corp.,

4.75%, 2/1/30	50	51

Envision Healthcare Corp.,

8.75%, 10/15/26 (1)	2,390	1,769

HCA, Inc.,

7.69%, 6/15/25	200	241

5.38%, 9/1/26	135	152

3.50%, 9/1/30	125	126

Jaguar Holding Co. II/PPD Development L.P.,

5.00%, 6/15/28 (1)	865	901

Legacy LifePoint Health LLC,

6.75%, 4/15/25 (1)	50	53

LifePoint Health, Inc.,

5.38%, 1/15/29 (1)	25	25

ModivCare, Inc.,

5.88%, 11/15/25 (1)	25	26

Owens & Minor, Inc.,

4.50%, 3/31/29 (1)	50	50

Prime Healthcare Services, Inc.,

7.25%, 11/1/25 (1)	50	53

RP Escrow Issuer LLC,

5.25%, 12/15/25 (1)	25	26

Select Medical Corp.,

6.25%, 8/15/26 (1)	50	53

Surgery Center Holdings, Inc.,

6.75%, 7/1/25 (1)	980	1,002

10.00%, 4/15/27 (1)	450	496

Syneos Health, Inc.,

3.63%, 1/15/29 (1)	25	24

Team Health Holdings, Inc.,

6.38%, 2/1/25 (1)	820	723

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Health Care Facilities & Services – 6.4% continued

Tenet Healthcare Corp.,

6.75%, 6/15/23	$170	$184

4.63%, 7/15/24	50	51

4.63%, 9/1/24 (1)	50	51

4.88%, 1/1/26 (1)	25	26

5.13%, 11/1/27 (1)	1,100	1,150

4.63%, 6/15/28 (1)	105	108

6.13%, 10/1/28 (1)	1,130	1,177

6.88%, 11/15/31	25	28

U.S. Acute Care Solutions LLC,

6.38%, 3/1/26 (1)	75	78

Vizient, Inc.,

6.25%, 5/15/27 (1)	170	180

		11,163

Home & Office Products Manufacturing – 0.2%

Newell Brands, Inc.,

4.70%, 4/1/26	100	111

5.88%, 4/1/36	50	61

6.00%, 4/1/46	50	62

Scotts Miracle-Gro (The) Co.,

4.00%, 4/1/31 (1)	50	49

Tempur Sealy International, Inc.,

4.00%, 4/15/29 (1)	50	50

		333

Home Improvement – 0.6%

Apex Tool Group LLC/BC Mountain Finance, Inc.,

9.00%, 2/15/23 (1)	335	335

Cornerstone Building Brands, Inc.,

6.13%, 1/15/29 (1)	380	405

CP Atlas Buyer, Inc.,

7.00%, 12/1/28 (1)	25	26

Griffon Corp.,

5.75%, 3/1/28	100	107

JELD-WEN, Inc.,

6.25%, 5/15/25 (1)	50	53

Patrick Industries, Inc.,

7.50%, 10/15/27 (1)	50	55

PGT Innovations, Inc.,

6.75%, 8/1/26 (1)	50	53

Werner FinCo L.P./Werner FinCo, Inc.,

8.75%, 7/15/25 (1)	75	78

		1,112

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Homebuilders – 1.0%

Adams Homes, Inc.,

7.50%, 2/15/25 (1)	$50	$52

Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.,

6.63%, 1/15/28 (1)	50	53

Beazer Homes U.S.A., Inc.,

6.75%, 3/15/25	75	77

7.25%, 10/15/29	50	55

Century Communities, Inc.,

5.88%, 7/15/25	125	130

Forestar Group, Inc.,

8.00%, 4/15/24 (1)	50	52

5.00%, 3/1/28 (1)	75	78

KB Home,

7.63%, 5/15/23	25	27

6.88%, 6/15/27	25	29

Meritage Homes Corp.,

6.00%, 6/1/25	75	84

4/15/29 (8)	25	25

Picasso Finance Sub, Inc.,

6.13%, 6/15/25 (1)	21	22

Shea Homes L.P./Shea Homes Funding Corp.,

4.75%, 2/15/28 (1)	175	178

4.75%, 4/1/29 (1)	25	25

STL Holding Co. LLC,

7.50%, 2/15/26 (1)	50	52

Taylor Morrison Communities, Inc.,

5.88%, 6/15/27 (1)	70	77

5.75%, 1/15/28 (1)	170	187

5.13%, 8/1/30 (1)	55	59

Tri Pointe Homes, Inc.,

5.25%, 6/1/27	165	177

5.70%, 6/15/28	140	155

Weekley Homes LLC/Weekley Finance Corp.,

4.88%, 9/15/28 (1)	50	51

Williams Scotsman International, Inc.,

4.63%, 8/15/28 (1)	50	51

		1,696

Industrial Other – 0.5%

Ahern Rentals, Inc.,

7.38%, 5/15/23 (1)	125	112

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Industrial Other – 0.5% continued

Alta Equipment Group, Inc.,

4/15/26 (1) (8)	$25	$25

Arcosa, Inc.,

4.38%, 4/15/29	25	25

Brand Industrial Services, Inc.,

8.50%, 7/15/25 (1)	75	76

frontdoor, Inc.,

6.75%, 8/15/26 (1)	105	112

H&E Equipment Services, Inc.,

3.88%, 12/15/28 (1)	25	24

Installed Building Products, Inc.,

5.75%, 2/1/28 (1)	75	78

NESCO Holdings II, Inc.,

4/15/29 (1) (8)	50	51

New Enterprise Stone & Lime Co., Inc.,

6.25%, 3/15/26 (1)	25	26

9.75%, 7/15/28 (1)	50	56

Pike Corp.,

5.50%, 9/1/28 (1)	25	25

PowerTeam Services LLC,

9.03%, 12/4/25 (1)	25	28

Resideo Funding, Inc.,

6.13%, 11/1/26 (1)	32	34

VM Consolidated, Inc.,

5.50%, 4/15/29 (1)	240	246

Wolverine Escrow LLC,

9.00%, 11/15/26 (1)	45	45

		963

Internet Media – 0.8%

Arches Buyer, Inc.,

4.25%, 6/1/28 (1)	25	25

Cars.com, Inc.,

6.38%, 11/1/28 (1)	125	130

Endure Digital, Inc.,

6.00%, 2/15/29 (1)	285	278

Go Daddy Operating Co. LLC/GD Finance Co., Inc.,

5.25%, 12/1/27 (1)	200	209

3.50%, 3/1/29 (1)	250	246

Match Group Holdings II LLC,

5.00%, 12/15/27 (1)	50	52

4.63%, 6/1/28 (1)	50	51

5.63%, 2/15/29 (1)	105	113

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Internet Media – 0.8% continued

Netflix, Inc.,

6.38%, 5/15/29	$50	$62

5.38%, 11/15/29 (1)	25	30

Uber Technologies, Inc.,

7.50%, 5/15/25 (1)	50	54

8.00%, 11/1/26 (1)	25	27

7.50%, 9/15/27 (1)	25	28

6.25%, 1/15/28 (1)	50	54

		1,359

Iron & Steel – 1.5%

Algoma Steel Parent S.C.A.,

0.00%, 11/30/47 (4) (10) (11) (12)	49	—

Specialty Steel Supply, Inc.,

11.00%, 11/15/22 (1) (4) (9)	2,670	2,631

		2,631

Leisure Products Manufacturing – 0.1%

Mattel, Inc.,

6.75%, 12/31/25 (1)	15	16

3.38%, 4/1/26 (1)	25	26

3.75%, 4/1/29 (1)	25	25

Winnebago Industries, Inc.,

6.25%, 7/15/28 (1)	75	80

		147

Life Insurance – 0.1%

Genworth Holdings, Inc.,

4.90%, 8/15/23	125	123

Machinery Manufacturing – 0.9%

Amsted Industries, Inc.,

5.63%, 7/1/27 (1)	50	53

GrafTech Finance, Inc.,

4.63%, 12/15/28 (1)	25	25

Granite U.S. Holdings Corp.,

11.00%, 10/1/27 (1)	100	113

Hillenbrand, Inc.,

3.75%, 3/1/31	50	49

JPW Industries Holding Corp.,

9.00%, 10/1/24 (1)	860	864

Manitowoc (The) Co., Inc.,

9.00%, 4/1/26 (1)	50	54

MTS Systems Corp.,

5.75%, 8/15/27 (1)	25	27

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Machinery Manufacturing – 0.9% continued

SPX FLOW, Inc.,

5.88%, 8/15/26 (1)	$50	$52

Terex Corp.,

5/15/29 (1) (8)	250	259

Titan International, Inc.,

6.50%, 11/30/23	75	75

		1,571

Managed Care – 3.8%

Centene Corp.,

4.25%, 12/15/27	75	79

3.38%, 2/15/30	195	197

3.00%, 10/15/30	75	75

Molina Healthcare, Inc.,

3.88%, 11/15/30 (1)	120	123

One Call Corp.,

8.75%, 7/1/24 (1) (3) (4) (9)	6,166	6,166

		6,640

Manufactured Goods – 1.1%

EnPro Industries, Inc.,

5.75%, 10/15/26	50	53

FXI Holdings, Inc.,

7.88%, 11/1/24 (1)	50	51

12.30%, 11/15/26 (1)	123	141

Hillman Group (The), Inc.,

6.38%, 7/15/22 (1)	25	25

Material Sciences Corp.,

9.75%, 1/9/24 (9)	1,532	1,509

Park-Ohio Industries, Inc.,

6.63%, 4/15/27	75	76

		1,855

Mass Merchants – 0.0%

99 Escrow Issuer, Inc.,

7.50%, 1/15/26 (1)	25	24

Medical Equipment & Devices Manufacturing – 0.2%

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A.,

7.38%, 6/1/25 (1)	112	120

7.25%, 2/1/28 (1)	198	217

		337

Metals & Mining – 2.7%

Allegheny Technologies, Inc.,

7.88%, 8/15/23	110	119

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Metals & Mining – 2.7% continued

5.88%, 12/1/27	$320	$331

Arconic Corp.,

6.00%, 5/15/25 (1)	25	27

Big River Steel LLC/BRS Finance Corp.,

6.63%, 1/31/29 (1)	760	828

Carpenter Technology Corp.,

6.38%, 7/15/28	75	81

Century Aluminum Co.,

12.00%, 7/1/25 (1)	830	892

Cleveland-Cliffs, Inc.,

9.88%, 10/17/25 (1)	34	40

6.75%, 3/15/26 (1)	450	489

5.88%, 6/1/27	75	78

4.63%, 3/1/29 (1)	75	75

4.88%, 3/1/31 (1)	50	49

Coeur Mining, Inc.,

5.13%, 2/15/29 (1)	25	24

Compass Minerals International, Inc.,

6.75%, 12/1/27 (1)	25	27

Freeport-McMoRan, Inc.,

5.00%, 9/1/27	50	53

4.13%, 3/1/28	75	79

4.38%, 8/1/28	25	27

4.25%, 3/1/30	185	197

4.63%, 8/1/30	50	54

5.40%, 11/14/34	120	143

5.45%, 3/15/43	90	108

Joseph T Ryerson & Son, Inc.,

8.50%, 8/1/28 (1)	576	645

Kaiser Aluminum Corp.,

6.50%, 5/1/25 (1)	100	106

Novelis Corp.,

5.88%, 9/30/26 (1)	75	79

Tms International Holding Corp.,

7.25%, 8/15/25 (1)	75	76

United States Steel Corp.,

6.88%, 3/1/29	100	102

		4,729

Oil & Gas Services & Equipment – 0.6%

Archrock Partners L.P./Archrock Partners Finance Corp.,

6.25%, 4/1/28 (1)	290	295

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Oil & Gas Services & Equipment – 0.6% continued

Basic Energy Services, Inc.,

10.80%, 10/15/23 (1)	$25	$5

Bristow Group, Inc.,

6.88%, 3/1/28 (1)	75	75

ChampionX Corp.,

6.38%, 5/1/26	50	52

Diamond Offshore Drilling, Inc.,

3.45%, 11/1/23 (5)	25	4

7.88%, 8/15/25 (5)	50	9

5.70%, 10/15/39 (5)	25	4

Exterran Energy Solutions L.P./EES Finance Corp.,

8.13%, 5/1/25	50	46

Global Marine, Inc.,

7.00%, 6/1/28	25	13

Nabors Industries, Inc.,

5.75%, 2/1/25	100	74

Nine Energy Service, Inc.,

8.75%, 11/1/23 (1)	75	23

SESI LLC,

7.13%, 12/15/21 (1) (4) (5)	75	26

Solaris Midstream Holdings LLC,

4/1/26 (1) (8)	180	184

U.S.A. Compression Partners L.P./U.S.A. Compression Finance Corp.,

6.88%, 4/1/26	140	144

6.88%, 9/1/27	135	139

		1,093

Pharmaceuticals – 0.2%

Bausch Health Americas, Inc.,

8.50%, 1/31/27 (1)	125	139

P&L Development LLC/PLD Finance Corp.,

7.75%, 11/15/25 (1)	50	53

Par Pharmaceutical, Inc.,

7.50%, 4/1/27 (1)	111	118

Prestige Brands, Inc.,

5.13%, 1/15/28 (1)	25	26

3.75%, 4/1/31 (1)	25	24

		360

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Pipeline – 4.9%

Antero Midstream Partners L.P./Antero Midstream Finance Corp.,

5.38%, 9/15/24	$640	$647

7.88%, 5/15/26 (1)	310	333

5.75%, 3/1/27 (1)	180	180

5.75%, 1/15/28 (1)	15	15

Blue Racer Midstream LLC/Blue Racer Finance Corp.,

7.63%, 12/15/25 (1)	100	108

Buckeye Partners L.P.,

3.95%, 12/1/26	70	69

4.50%, 3/1/28 (1)	150	150

5.85%, 11/15/43	155	151

Cheniere Energy Partners L.P.,

4.50%, 10/1/29	270	281

4.00%, 3/1/31 (1)	100	102

Cheniere Energy, Inc.,

4.63%, 10/15/28 (1)	140	146

CNX Midstream Partners L.P./CNX Midstream Finance Corp.,

6.50%, 3/15/26 (1)	100	102

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.,

6.00%, 2/1/29 (1)	75	74

DCP Midstream Operating L.P.,

5.38%, 7/15/25	25	27

5.13%, 5/15/29	125	133

(Variable, ICE LIBOR USD 3M + 3.85%), 5.85%, 5/21/43 (1) (7)	215	191

5.60%, 4/1/44	195	195

Delek Logistics Partners L.P./Delek Logistics Finance Corp.,

6.75%, 5/15/25	25	25

Energy Transfer Operating L.P.,

(Variable, ICE LIBOR USD 3M + 4.03%), 6.25%, 2/15/23 (2) (7)	75	61

EnLink Midstream LLC,

5.63%, 1/15/28 (1)	25	24

5.38%, 6/1/29	50	47

EnLink Midstream Partners L.P.,

4.40%, 4/1/24	25	25

5.60%, 4/1/44	75	62

5.05%, 4/1/45	25	19

5.45%, 6/1/47	75	60

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Pipeline – 4.9% continued

EQM Midstream Partners L.P.,

4.75%, 7/15/23	$26	$27

4.00%, 8/1/24	25	25

6.00%, 7/1/25 (1)	140	151

4.13%, 12/1/26	140	139

6.50%, 7/1/27 (1)	145	158

5.50%, 7/15/28	275	289

4.50%, 1/15/29 (1)	105	102

4.75%, 1/15/31 (1)	80	78

Genesis Energy L.P./Genesis Energy Finance Corp.,

6.50%, 10/1/25	125	123

6.25%, 5/15/26	200	191

8.00%, 1/15/27	75	76

7.75%, 2/1/28	50	50

Global Partners L.P./GLP Finance Corp.,

7.00%, 8/1/27	95	100

6.88%, 1/15/29	70	75

Harvest Midstream I L.P.,

7.50%, 9/1/28 (1)	800	860

Hess Midstream Operations L.P.,

5.63%, 2/15/26 (1)	75	77

5.13%, 6/15/28 (1)	75	76

Holly Energy Partners L.P./Holly Energy Finance Corp.,

5.00%, 2/1/28 (1)	25	25

New Fortress Energy, Inc.,

9/30/26 (1) (8)	450	453

NGL Energy Operating LLC/NGL Energy Finance Corp.,

7.50%, 2/1/26 (1)	100	103

NuStar Logistics L.P.,

6.00%, 6/1/26	25	27

PBF Logistics L.P./PBF Logistics Finance Corp.,

6.88%, 5/15/23	100	100

Plains All American Pipeline L.P.,

(Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (2) (7)	150	122

Rockies Express Pipeline LLC,

3.60%, 5/15/25 (1)	50	50

4.95%, 7/15/29 (1)	25	26

6.88%, 4/15/40 (1)	25	27

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Pipeline – 4.9% continued

Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,

5.50%, 8/15/22	$87	$84

5.75%, 4/15/25	138	112

Summit Midstream Partners L.P.,

(Variable, ICE LIBOR USD 3M + 7.43%), 9.50%, 12/15/22 (2) (5) (7)	125	77

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.,

5.50%, 9/15/24 (1)	51	52

7.50%, 10/1/25 (1)	125	135

6.00%, 3/1/27 (1)	85	86

5.50%, 1/15/28 (1)	80	78

6.00%, 12/31/30 (1)	150	148

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,

5.88%, 4/15/26	50	52

5.00%, 1/15/28	100	104

5.50%, 3/1/30	50	52

4.88%, 2/1/31 (1)	75	76

4.00%, 1/15/32 (1)	50	47

TransMontaigne Partners L.P./TLP Finance Corp.,

6.13%, 2/15/26	25	25

Western Midstream Operating L.P.,

4.00%, 7/1/22	25	26

3.95%, 6/1/25	25	26

4.75%, 8/15/28	25	26

5.30%, 2/1/30	270	293

5.45%, 4/1/44	75	77

5.30%, 3/1/48	150	151

6.50%, 2/1/50	5	5

		8,489

Power Generation – 1.1%

Calpine Corp.,

4.50%, 2/15/28 (1)	205	207

5.13%, 3/15/28	205	206

4.63%, 2/1/29 (1)	513	500

5.00%, 2/1/31 (1)	429	418

Clearway Energy Operating LLC,

5.00%, 9/15/26	100	103

4.75%, 3/15/28 (1)	25	26

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Power Generation – 1.1% continued

NRG Energy, Inc.,

7.25%, 5/15/26	$50	$52

6.63%, 1/15/27	50	52

3.63%, 2/15/31 (1)	280	273

TerraForm Power Operating LLC,

5.00%, 1/31/28 (1)	25	27

4.75%, 1/15/30 (1)	50	52

Vistra Operations Co. LLC,

5.00%, 7/31/27 (1)	75	77

		1,993

Property & Casualty Insurance – 2.6%

Acrisure LLC/Acrisure Finance, Inc.,

7.00%, 11/15/25 (1)	100	103

10.10%, 8/1/26 (1)	50	58

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,

6.75%, 10/15/27 (1)	315	338

AssuredPartners, Inc.,

7.00%, 8/15/25 (1)	1,730	1,784

5.63%, 1/15/29 (1)	175	178

GTCR AP Finance, Inc.,

8.00%, 5/15/27 (1)	385	413

HUB International Ltd.,

7.00%, 5/1/26 (1)	1,420	1,475

NMI Holdings, Inc.,

7.38%, 6/1/25 (1)	25	29

Radian Group, Inc.,

4.50%, 10/1/24	50	52

4.88%, 3/15/27	100	105

		4,535

Publishing & Broadcasting – 0.9%

Clear Channel Outdoor Holdings, Inc.,

7.75%, 4/15/28 (1)	235	233

Clear Channel Worldwide Holdings, Inc.,

9.25%, 2/15/24	22	23

5.13%, 8/15/27 (1)	75	75

Entercom Media Corp.,

6.75%, 3/31/29 (1)	25	26

Gray Television, Inc.,

5.88%, 7/15/26 (1)	25	26

4.75%, 10/15/30 (1)	75	74

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Publishing & Broadcasting – 0.9% continued

iHeartCommunications, Inc.,

6.38%, 5/1/26	$27	$28

5.25%, 8/15/27 (1)	50	51

4.75%, 1/15/28 (1)	25	25

Lamar Media Corp.,

4.00%, 2/15/30	75	75

Nexstar Broadcasting, Inc.,

4.75%, 11/1/28 (1)	75	76

Salem Media Group, Inc.,

6.75%, 6/1/24 (1)	25	25

Scripps Escrow II, Inc.,

3.88%, 1/15/29 (1)	25	25

5.38%, 1/15/31 (1)	405	403

Scripps Escrow, Inc.,

5.88%, 7/15/27 (1)	25	26

Sinclair Television Group, Inc.,

5.13%, 2/15/27 (1)	50	49

5.50%, 3/1/30 (1)	25	24

4.13%, 12/1/30 (1)	50	48

Spanish Broadcasting System, Inc.,

9.75%, 3/1/26 (1)	25	25

TEGNA, Inc.,

4.63%, 3/15/28	75	76

5.00%, 9/15/29	75	78

Townsquare Media, Inc.,

6.88%, 2/1/26 (1)	25	27

		1,518

Railroad – 0.1%

Watco Cos. LLC/Watco Finance Corp.,

6.50%, 6/15/27 (1)	165	174

Real Estate – 4.1%

Cushman & Wakefield U.S. Borrower LLC,

6.75%, 5/15/28 (1)	25	27

Diversified Healthcare Trust,

9.75%, 6/15/25	75	85

4.38%, 3/1/31	75	73

EPR Properties,

4.50%, 6/1/27	110	113

4.95%, 4/15/28	60	62

3.75%, 8/15/29	80	76

ESH Hospitality, Inc.,

5.25%, 5/1/25 (1)	450	459

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Real Estate – 4.1% continued

4.63%, 10/1/27 (1)	$260	$275

FelCor Lodging L.P.,

6.00%, 6/1/25	100	103

Five Point Operating Co. L.P./Five Point Capital Corp.,

7.88%, 11/15/25 (1)	50	52

GEO Group (The), Inc.,

6.00%, 4/15/26	25	18

Greystar Real Estate Partners LLC,

5.75%, 12/1/25 (1)	50	51

HAT Holdings I LLC/HAT Holdings II LLC,

5.25%, 7/15/24 (1)	75	77

3.75%, 9/15/30 (1)	25	24

Howard Hughes (The) Corp.,

5.38%, 8/1/28 (1)	50	53

4.13%, 2/1/29 (1)	50	49

Iron Mountain, Inc.,

4.88%, 9/15/27 (1)	250	256

5.25%, 3/15/28 (1)	180	187

5.00%, 7/15/28 (1)	135	138

4.88%, 9/15/29 (1)	355	359

5.25%, 7/15/30 (1)	295	304

4.50%, 2/15/31 (1)	25	25

5.63%, 7/15/32 (1)	240	251

Newmark Group, Inc.,

6.13%, 11/15/23	75	82

Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,

7.50%, 6/1/25 (1)	170	186

5.88%, 10/1/28 (1)	140	148

Realogy Group LLC/Realogy Co-Issuer Corp.,

4.88%, 6/1/23 (1)	95	98

7.63%, 6/15/25 (1)	250	273

9.38%, 4/1/27 (1)	450	498

5.75%, 1/15/29 (1)	529	522

RHP Hotel Properties L.P./RHP Finance Corp.,

4.75%, 10/15/27	275	281

4.50%, 2/15/29 (1)	25	25

Service Properties Trust,

5.00%, 8/15/22	25	25

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Real Estate – 4.1% continued

4.35%, 10/1/24	$25	$25

7.50%, 9/15/25	25	28

5.25%, 2/15/26	50	50

4.95%, 2/15/27	25	25

4.95%, 10/1/29	175	167

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC,

7.13%, 12/15/24 (1)	180	185

7.88%, 2/15/25 (1)	585	633

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC,

6.00%, 4/15/23 (1)	220	224

6.50%, 2/15/29 (1)	400	398

VICI Properties L.P./VICI Note Co., Inc.,

4.25%, 12/1/26 (1)	50	51

3.75%, 2/15/27 (1)	25	25

XHR L.P.,

6.38%, 8/15/25 (1)	50	53

		7,119

Refining & Marketing – 0.3%

Calumet Specialty Products Partners L.P./Calumet Finance Corp.,

11.00%, 4/15/25 (1)	40	42

Citgo Holding, Inc.,

9.25%, 8/1/24 (1)	125	124

CITGO Petroleum Corp.,

7.00%, 6/15/25 (1)	25	26

6.38%, 6/15/26 (1)	75	76

Murphy Oil U.S.A., Inc.,

4.75%, 9/15/29	50	52

PBF Holding Co. LLC/PBF Finance Corp.,

9.25%, 5/15/25 (1)	25	25

6.00%, 2/15/28	50	37

Sunoco L.P./Sunoco Finance Corp.,

6.00%, 4/15/27	75	79

		461

Renewable Energy – 0.1%

EnerSys,

4.38%, 12/15/27 (1)	95	97

Restaurants – 0.2%

Golden Nugget, Inc.,

6.75%, 10/15/24 (1)	150	151

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Restaurants – 0.2% continued

8.75%, 10/1/25 (1)	$50	$53

IRB Holding Corp.,

7.00%, 6/15/25 (1)	25	27

6.75%, 2/15/26 (1)	50	52

Sizzling Platter LLC/Sizzling Platter Finance Corp.,

8.50%, 11/28/25 (1)	75	74

		357

Retail - Consumer Discretionary – 2.9%

Abercrombie & Fitch Management Co.,

8.75%, 7/15/25 (1)	25	28

Asbury Automotive Group, Inc.,

4.50%, 3/1/28	38	39

4.75%, 3/1/30	25	26

Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,

5.25%, 3/15/25 (1)	85	86

4.75%, 4/1/28 (1)	115	117

5.38%, 3/1/29 (1)	175	181

BCPE Ulysses Intermediate, Inc.,

7.75%, 4/1/27 (1) (3)	25	26

Beacon Roofing Supply, Inc.,

4.88%, 11/1/25 (1)	465	475

4.50%, 11/15/26 (1)	25	26

Builders FirstSource, Inc.,

6.75%, 6/1/27 (1)	101	108

5.00%, 3/1/30 (1)	25	26

Burlington Coat Factory Warehouse Corp.,

6.25%, 4/15/25 (1)	25	26

Carvana Co.,

5.50%, 4/15/27 (1)	145	146

Foundation Building Materials, Inc.,

6.00%, 3/1/29 (1)	25	25

Gap (The), Inc.,

8.63%, 5/15/25 (1)	75	84

Hertz (The) Corp.,

5.50%, 10/15/24 (1) (5)	125	124

6.00%, 1/15/28 (1) (4) (5)	50	50

Ken Garff Automotive LLC,

4.88%, 9/15/28 (1)	25	25

L Brands, Inc.,

6.88%, 7/1/25 (1)	25	28

9.38%, 7/1/25 (1)	25	31

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Retail - Consumer Discretionary – 2.9% continued

5.25%, 2/1/28	$80	$86

7.50%, 6/15/29	50	57

6.63%, 10/1/30 (1)	215	244

6.88%, 11/1/35	25	30

6.75%, 7/1/36	100	118

LBM Acquisition LLC,

6.25%, 1/15/29 (1)	25	26

Lithia Motors, Inc.,

4.63%, 12/15/27 (1)	25	26

4.38%, 1/15/31 (1)	25	26

LSF9 Atlantis Holdings LLC/Victra Finance Corp.,

7.75%, 2/15/26 (1)	50	51

Michaels Stores, Inc.,

8.00%, 7/15/27 (1)	25	28

4.75%, 10/1/27 (1)	50	54

Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.,

7.88%, 10/1/22 (1)	115	113

Park River Holdings, Inc.,

5.63%, 2/1/29 (1)	25	24

Party City Holdings, Inc.,

8.75%, 2/15/26 (1)	50	51

PetSmart, Inc./PetSmart Finance Corp.,

4.75%, 2/15/28 (1)	90	92

7.75%, 2/15/29 (1)	100	109

QVC, Inc.,

4.75%, 2/15/27	50	52

Sonic Automotive, Inc.,

6.13%, 3/15/27	75	78

Specialty Building Products Holdings LLC/SBP Finance Corp.,

6.38%, 9/30/26 (1)	640	661

SRS Distribution, Inc.,

8.25%, 7/1/26 (1)	290	305

Staples, Inc.,

7.50%, 4/15/26 (1)	315	332

10.80%, 4/15/27 (1)	100	99

White Cap Buyer LLC,

6.88%, 10/15/28 (1)	745	791

		5,130

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Retail - Consumer Staples – 0.5%

C&S Group Enterprises LLC,

5.00%, 12/15/28 (1)	$25	$24

Performance Food Group, Inc.,

6.88%, 5/1/25 (1)	60	64

5.50%, 10/15/27 (1)	405	423

U.S. Foods, Inc.,

6.25%, 4/15/25 (1)	175	188

4.75%, 2/15/29 (1)	220	220

United Natural Foods, Inc.,

6.75%, 10/15/28 (1)	25	27

		946

Semiconductors – 0.2%

Amkor Technology, Inc.,

6.63%, 9/15/27 (1)	50	54

Entegris, Inc.,

4.63%, 2/10/26 (1)	25	26

ON Semiconductor Corp.,

3.88%, 9/1/28 (1)	180	185

Synaptics, Inc.,

4.00%, 6/15/29 (1)	50	50

		315

Software & Services – 2.7%

Ascend Learning LLC,

6.88%, 8/1/25 (1)	50	51

Banff Merger Sub, Inc.,

9.75%, 9/1/26 (1)	125	133

Boxer Parent Co., Inc.,

7.13%, 10/2/25 (1)	25	27

9.13%, 3/1/26 (1)	25	27

BY Crown Parent LLC,

7.38%, 10/15/24 (1)	50	51

Castle U.S. Holding Corp.,

9.50%, 2/15/28 (1)	100	102

Crowdstrike Holdings, Inc.,

3.00%, 2/15/29	25	24

Dun & Bradstreet (The) Corp.,

10.30%, 2/15/27 (1)	75	84

Exela Intermediate LLC/Exela Finance, Inc.,

10.00%, 7/15/23 (1)	125	45

J2 Global, Inc.,

4.63%, 10/15/30 (1)	395	400

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Software & Services – 2.7% continued

LogMeIn, Inc,

5.50%, 9/1/27 (1)	$75	$78

MPH Acquisition Holdings LLC,

5.75%, 11/1/28 (1)	370	363

Nielsen Finance LLC/Nielsen Finance Co.,

5.63%, 10/1/28 (1)	320	336

5.88%, 10/1/30 (1)	475	513

Open Text Holdings, Inc.,

4.13%, 2/15/30 (1)	75	76

Playtika Holding Corp.,

4.25%, 3/15/29 (1)	271	267

Presidio Holdings, Inc.,

8.25%, 2/1/28 (1)	390	424

Rackspace Technology Global, Inc.,

5.38%, 12/1/28 (1)	175	178

Rocket Software, Inc.,

6.50%, 2/15/29 (1)	25	25

Sabre GLBL, Inc.,

9.25%, 4/15/25 (1)	50	60

Science Applications International Corp.,

4.88%, 4/1/28 (1)	50	52

Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.,

4.63%, 11/1/26 (1)	25	26

Solera LLC/Solera Finance, Inc.,

10.50%, 3/1/24 (1)	275	284

SS&C Technologies, Inc.,

5.50%, 9/30/27 (1)	355	378

Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,

6.75%, 6/1/25 (1)	327	334

Twilio, Inc.,

3.88%, 3/15/31	25	26

Vericast Corp.,

8.38%, 8/15/22 (1)	75	76

Veritas U.S., Inc./Veritas Bermuda Ltd.,

7.50%, 9/1/25 (1)	175	182

Verscend Escrow Corp.,

9.75%, 8/15/26 (1)	25	27

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Software & Services – 2.7% continued

ZoomInfo Technologies LLC/ZoomInfo Finance Corp.,

3.88%, 2/1/29 (1)	$55	$54

		4,703

Supermarkets & Pharmacies – 0.2%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC,

5.75%, 3/15/25	5	5

4.63%, 1/15/27 (1)	50	52

3.50%, 3/15/29 (1)	25	24

Rite Aid Corp.,

7.50%, 7/1/25 (1)	34	35

8.00%, 11/15/26 (1)	52	54

SEG Holding LLC/SEG Finance Corp.,

5.63%, 10/15/28 (1)	100	105

		275

Tobacco – 0.1%

Turning Point Brands, Inc.,

5.63%, 2/15/26 (1)	25	26

Vector Group Ltd.,

10.50%, 11/1/26 (1)	25	27

5.75%, 2/1/29 (1)	75	77

		130

Transportation & Logistics – 0.2%

Cargo Aircraft Management, Inc.,

4.75%, 2/1/28 (1)	25	26

Navistar International Corp.,

9.50%, 5/1/25 (1)	75	82

6.63%, 11/1/25 (1)	50	52

Wabash National Corp.,

5.50%, 10/1/25 (1)	50	51

Western Global Airlines LLC,

10.40%, 8/15/25 (1)	50	56

XPO Logistics, Inc.,

6.13%, 9/1/23 (1)	25	26

6.25%, 5/1/25 (1)	25	27

		320

Travel & Lodging – 0.4%

Arrow Bidco LLC,

9.50%, 3/15/24 (1)	25	25

Hilton Domestic Operating Co., Inc.,

5.75%, 5/1/28 (1)	50	54

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Travel & Lodging – 0.4% continued

3.63%, 2/15/32 (1)	$75	$73

Marriott Ownership Resorts, Inc.,

4.75%, 1/15/28	25	25

Travel + Leisure Co.,

6.63%, 7/31/26 (1)	75	85

4.63%, 3/1/30 (1)	25	26

Wyndham Hotels & Resorts, Inc.,

5.38%, 4/15/26 (1)	105	107

4.38%, 8/15/28 (1)	220	223

		618

Utilities – 0.5%

AmeriGas Partners L.P./AmeriGas Finance Corp.,

5.50%, 5/20/25	75	82

5.75%, 5/20/27	25	27

Ferrellgas Escrow LLC/FG Operating Finance Escrow Corp.,

5.38%, 4/1/26 (1)	75	75

5.88%, 4/1/29 (1)	75	74

Ferrellgas L.P./Ferrellgas Finance Corp.,

6.50%, 5/1/21	50	50

6.75%, 6/15/23	25	25

Ferrellgas Partners L.P./Ferrellgas Partners Finance Corp.,

8.63%, 6/15/20 (5)	50	37

FirstEnergy Corp.,

5.35%, 7/15/47	250	281

NextEra Energy Operating Partners L.P.,

3.88%, 10/15/26 (1)	50	52

Talen Energy Supply LLC,

10.50%, 1/15/26 (1)	120	107

7.25%, 5/15/27 (1)	40	41

6.63%, 1/15/28 (1)	50	50

7.63%, 6/1/28 (1)	35	35

		936

Waste & Environment Services & Equipment – 0.2%

Covanta Holding Corp.,

5.00%, 9/1/30	50	51

Harsco Corp.,

5.75%, 7/31/27 (1)	260	266

		317

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Wireless Telecommunications Services – 0.8%

Hughes Satellite Systems Corp.,

6.63%, 8/1/26	$100	$111

Sprint Capital Corp.,

6.88%, 11/15/28	130	164

8.75%, 3/15/32	265	392

Sprint Communications, Inc.,

9.25%, 4/15/22	25	27

Sprint Corp.,

7.88%, 9/15/23	25	29

7.13%, 6/15/24	50	57

7.63%, 3/1/26	255	312

T-Mobile U.S.A., Inc.,

6.00%, 4/15/24	75	75

2.63%, 4/15/26	50	51

2.63%, 2/15/29	110	107

2.88%, 2/15/31	90	87

		1,412

Wireline Telecommunications Services – 1.3%

Consolidated Communications, Inc.,

5.00%, 10/1/28 (1)	25	25

6.50%, 10/1/28 (1)	25	27

Embarq Corp.,

8.00%, 6/1/36	125	144

Frontier Communications Corp.,

10.50%, 9/15/22 (5)	170	116

5.88%, 10/15/27 (1)	185	196

5.00%, 5/1/28 (1)	145	148

6.75%, 5/1/29 (1)	95	100

GTT Communications, Inc.,

7.88%, 12/31/24 (1) (4)	1,650	272

HC2 Holdings, Inc.,

8.50%, 2/1/26 (1)	25	25

Level 3 Financing, Inc.,

5.38%, 5/1/25	25	25

4.63%, 9/15/27 (1)	260	268

4.25%, 7/1/28 (1)	50	51

3.75%, 7/15/29 (1)	115	113

Lumen Technologies, Inc.,

5.80%, 3/15/22	100	103

6.75%, 12/1/23	25	28

7.50%, 4/1/24	25	28

4.50%, 1/15/29 (1)	235	229

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 76.1% continued

Wireline Telecommunications Services – 1.3% continued

QualityTech L.P./QTS Finance Corp.,

3.88%, 10/1/28 (1)	$100	$99

Windstream Escrow LLC/Windstream Escrow Finance Corp.,

7.75%, 8/15/28 (1)	50	51

Zayo Group Holdings, Inc.,

4.00%, 3/1/27 (1)	50	49

6.13%, 3/1/28 (1)	205	211

		2,308
Total Corporate Bonds
(Cost $129,133)		132,836

FOREIGN ISSUER BONDS – 12.5%

Airlines – 0.5%

Air Canada,

7.75%, 4/15/21 (1)	50	50

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,

5.50%, 4/20/26 (1)	375	391

5.75%, 4/20/29 (1)	310	330

Delta Air Lines, Inc./SkyMiles IP Ltd.,

4.50%, 10/20/25 (1)	25	27

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,

5.75%, 1/20/26 (1)	50	53

Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.,

8.00%, 9/20/25 (1)	50	57

		908

Auto Parts Manufacturing – 0.1%

Clarios Global L.P.,

6.75%, 5/15/25 (1)	50	53

Clarios Global L.P./Clarios U.S. Finance Co.,

8.50%, 5/15/27 (1)	75	81

		134

Cable & Satellite – 0.1%

Virgin Media Vendor Financing Notes IV DAC,

5.00%, 7/15/28 (1)	200	204

Casinos & Gaming – 0.2%

Gateway Casinos & Entertainment Ltd.,

8.25%, 3/1/24 (1)	100	95

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 12.5% continued

Casinos & Gaming – 0.2% continued

International Game Technology PLC,

4.13%, 4/15/26 (1)	$200	$206

		301

Chemicals – 0.7%

Methanex Corp.,

5.13%, 10/15/27	25	25

Nouryon Holding B.V.,

8.00%, 10/1/26 (1)	305	324

NOVA Chemicals Corp.,

4.88%, 6/1/24 (1)	80	84

5.00%, 5/1/25 (1)	25	26

5.25%, 6/1/27 (1)	318	334

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc.,

5.38%, 9/1/25 (1)	285	293

5.13%, 4/1/29 (1)	50	51

Tronox Finance PLC,

5.75%, 10/1/25 (1)	85	89

		1,226

Commercial Finance – 0.3%

Global Aircraft Leasing Co. Ltd.,

6.50%, 9/15/24 (1) (3)	531	509

VistaJet Malta Finance PLC/XO Management Holding, Inc.,

10.50%, 6/1/24 (1)	50	54

		563

Consumer Finance – 0.0%

Fairstone Financial, Inc.,

7.88%, 7/15/24 (1)	50	52

Consumer Services – 0.3%

Garda World Security Corp.,

8.75%, 5/15/25 (1)	390	408

4.63%, 2/15/27 (1)	50	50

9.50%, 11/1/27 (1)	20	22

		480

Containers & Packaging – 1.0%

Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC,

3.25%, 9/1/28 (1)	500	494

Cascades, Inc./Cascades U.S.A., Inc.,

5.38%, 1/15/28 (1)	50	53

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 12.5% continued

Containers & Packaging – 1.0% continued

Intelligent Packaging Holdco Issuer L.P.,

9.00%, 1/15/26 (1) (3)	$25	$25

Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC,

6.00%, 9/15/28 (1)	885	914

Trivium Packaging Finance B.V.,

8.50%, 8/15/27 (1)	205	222

		1,708

Entertainment Resources – 0.1%

Motion Bondco DAC,

6.63%, 11/15/27 (1)	240	245

Exploration & Production – 0.4%

Energean Israel Finance Ltd.,

5.38%, 3/30/28	25	25

5.88%, 3/30/31	25	25

Leviathan Bond Ltd.,

6.13%, 6/30/25 (1) (13)	25	27

6.50%, 6/30/27 (1) (13)	25	27

MEG Energy Corp.,

7.13%, 2/1/27 (1)	75	79

5.88%, 2/1/29 (1)	25	25

OGX Austria GmbH,

8.50%, 6/1/18 (1) (4) (5) (10)	2,420	—

8.38%, 4/1/22 (1) (4) (5) (10)	1,800	—

Seven Generations Energy Ltd.,

6.88%, 6/30/23 (1)	18	18

5.38%, 9/30/25 (1)	25	26

Teine Energy Ltd.,

4/15/29 (1) (8)	400	403

		655

Food & Beverage – 0.2%

Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc.,

8.50%, 12/15/22 (1)	75	77

Herbalife Nutrition Ltd./HLF Financing, Inc.,

7.88%, 9/1/25 (1)	75	82

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc.,

5.50%, 1/15/30 (1)	125	138

		297

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 12.5% continued

Hardware – 0.0%

Seagate HDD Cayman,

3.13%, 7/15/29 (1)	$25	$24

3.38%, 7/15/31 (1)	25	24

		48

Home Improvement – 0.0%

Masonite International Corp.,

5.75%, 9/15/26 (1)	25	26

Homebuilders – 0.1%

Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.,

6.38%, 5/15/25 (1)	25	26

4.88%, 2/15/30 (1)	50	50

Empire Communities Corp.,

7.00%, 12/15/25 (1)	25	26

Mattamy Group Corp.,

4.63%, 3/1/30 (1)	75	74

		176

Integrated Oils – 0.1%

Cenovus Energy, Inc.,

3.00%, 8/15/22	50	51

5.25%, 6/15/37	25	27

5.40%, 6/15/47	50	56

		134

Machinery Manufacturing – 0.7%

ATS Automation Tooling Systems, Inc.,

4.13%, 12/15/28 (1)	25	25

Husky III Holding Ltd.,

13.00%, (100% Cash), 2/15/25 (1) (3)	50	54

Titan Acquisition Ltd./Titan Co-Borrower LLC,

7.75%, 4/15/26 (1)	1,020	1,061

		1,140

Metals & Mining – 1.9%

ArcelorMittal S.A.,

4.55%, 3/11/26	50	55

7.25%, 10/15/39	80	109

7.00%, 3/1/41	85	116

Baffinland Iron Mines Corp./Baffinland Iron Mines L.P.,

8.75%, 7/15/26 (1)	1,695	1,793

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 12.5% continued

Metals & Mining – 1.9% continued

Constellium S.E.,

5.63%, 6/15/28 (1)	$285	$301

First Quantum Minerals Ltd.,

6.50%, 3/1/24 (1)	200	203

6.88%, 3/1/26 (1)	200	207

FMG Resources Pty. Ltd., Series 2006,

4.38%, 4/1/31 (1)	100	102

Hudbay Minerals, Inc.,

4.50%, 4/1/26 (1)	125	130

6.13%, 4/1/29 (1)	180	192

IAMGOLD Corp.,

5.75%, 10/15/28 (1)	25	25

Mountain Province Diamonds, Inc.,

8.00%, 12/15/22 (1)	25	23

Northwest Acquisitions ULC/Dominion Finco, Inc.,

7.13%, 11/1/22 (1) (4) (5) (6)	1,905	—

Taseko Mines Ltd.,

7.00%, 2/15/26 (1)	50	51

		3,307

Oil & Gas Services & Equipment – 0.5%

Ensign Drilling, Inc.,

9.25%, 4/15/24 (1)	75	61

Nabors Industries Ltd.,

7.25%, 1/15/26 (1)	25	21
7.50%, 1/15/28 (1)	50	41

Precision Drilling Corp.,

5.25%, 11/15/24	25	23

7.13%, 1/15/26 (1)	75	73

Shelf Drilling Holdings Ltd.,

8.88%, 11/15/24 (1)	25	25

8.25%, 2/15/25 (1)	50	36

TechnipFMC PLC,

6.50%, 2/1/26 (1)	165	172

Transocean Guardian Ltd.,

5.88%, 1/15/24 (1)	54	47

Transocean Sentry Ltd.,

5.38%, 5/15/23 (1)	48	45

Transocean, Inc.,

7.25%, 11/1/25 (1)	440	282

11.50%, 1/30/27 (1)	114	98

8.00%, 2/1/27 (1)	25	15

		939

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 12.5% continued

Pharmaceuticals – 0.9%

Bausch Health Cos., Inc.,

6.13%, 4/15/25 (1)	$540	$554

9.00%, 12/15/25 (1)	200	217

7.00%, 1/15/28 (1)	25	27

5.00%, 1/30/28 (1)	75	76

5.00%, 2/15/29 (1)	75	74

7.25%, 5/30/29 (1)	50	56

Endo Dac/Endo Finance LLC/Endo Finco, Inc.,

9.50%, 7/31/27 (1)	97	105

6.00%, 6/30/28 (1)	116	94

Endo Luxembourg Finance Co. I S.a.r.l./Endo U.S., Inc.,

6.13%, 4/1/29 (1)	50	51

Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,

5.75%, 8/1/22 (1) (5)	200	136

10.00%, 4/15/25 (1) (4) (5)	75	83

Teva Pharmaceutical Finance Netherlands III B.V.,

4.10%, 10/1/46	75	66

		1,539

Railroad – 0.2%

Bombardier, Inc.,

6.00%, 10/15/22 (1)	25	25

6.13%, 1/15/23 (1)	150	156

7.50%, 12/1/24 (1)	50	50

7.88%, 4/15/27 (1)	75	74

		305

Refining & Marketing – 0.1%

Parkland Corp.,

6.00%, 4/1/26 (1)	25	26

5.88%, 7/15/27 (1)	50	53

10/1/29 (1) (8)	100	101

		180

Restaurants – 0.2%

1011778 B.C. ULC/New Red Finance, Inc.,

4.00%, 10/15/30 (1)	395	381

Software & Services – 0.2%

Camelot Finance S.A.,

4.50%, 11/1/26 (1)	75	78

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 12.5% continued

Software & Services – 0.2% continued

Nielsen Co. Luxembourg (The) S.a.r.l.,

5.00%, 2/1/25 (1)	$110	$113

Open Text Corp.,

5.88%, 6/1/26 (1)	150	155

3.88%, 2/15/28 (1)	50	50

		396

Travel & Lodging – 2.2%

Carnival Corp.,

11.50%, 4/1/23 (1)	60	69

10.50%, 2/1/26 (1)	320	377

7.63%, 3/1/26 (1)	325	349

5.75%, 3/1/27 (1)	660	679

9.88%, 8/1/27 (1)	195	230

6.65%, 1/15/28	50	53

NCL Corp. Ltd.,

12.30%, 5/15/24 (1)	25	30

3.63%, 12/15/24 (1)	170	160

10.30%, 2/1/26 (1)	50	59

5.88%, 3/15/26 (1)	270	274

NCL Finance Ltd.,

6.13%, 3/15/28 (1)	70	71

Royal Caribbean Cruises Ltd.,

5.25%, 11/15/22	255	263

10.90%, 6/1/23 (1)	125	144

9.13%, 6/15/23 (1)	25	28

11.50%, 6/1/25 (1)	320	373

7.50%, 10/15/27	25	28

3.70%, 3/15/28	50	46

5.50%, 4/1/28 (1)	250	251

Viking Cruises Ltd.,

6.25%, 5/15/25 (1)	75	74

13.00%, 5/15/25 (1)	50	59

5.88%, 9/15/27 (1)	50	49

7.00%, 2/15/29 (1)	25	26

Viking Ocean Cruises Ship VII Ltd.,

5.63%, 2/15/29 (1)	25	25

VOC Escrow Ltd.,

5.00%, 2/15/28 (1)	50	49

		3,766

Utilities – 0.0%

Superior Plus L.P./Superior General Partner, Inc.,

4.50%, 3/15/29 (1)	50	51

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 12.5% continued

Waste & Environment Services & Equipment – 0.0%

GFL Environmental, Inc.,

4.00%, 8/1/28 (1)	$25	$24

Wireless Telecommunications Services – 0.9%

Altice France S.A.,

8.13%, 2/1/27 (1)	200	219

5.50%, 1/15/28 (1)	200	205

Connect Finco S.a.r.l./Connect U.S. Finco LLC,

6.75%, 10/1/26 (1)	700	745

Digicel Group 0.5 Ltd.,

10.00%, 4/1/24 (3)	130	127

8.00%, 4/1/25 (1) (3)	46	38

Intelsat Jackson Holdings S.A.,

8.50%, 10/15/24 (1) (5)	75	47

9.75%, 7/15/25 (1) (5)	50	31

Intelsat Luxembourg S.A.,

8.13%, 6/1/23 (5)	50	2

Telesat Canada/Telesat LLC,

4.88%, 6/1/27 (1)	50	50

6.50%, 10/15/27 (1)	25	25

Vodafone Group PLC,

(Variable, USD Swap 5Y + 4.87%), 7.00%, 4/4/79 (7)	75	91

		1,580

Wireline Telecommunications Services – 0.6%

Altice France Holding S.A.,

10.50%, 5/15/27 (1)	200	225

6.00%, 2/15/28 (1)	665	655

Telecom Italia Capital S.A.,

6.38%, 11/15/33	25	30

6.00%, 9/30/34	75	85

7.20%, 7/18/36	25	32

Telecom Italia S.p.A.,

5.30%, 5/30/24 (1)	25	27

		1,054
Total Foreign Issuer Bonds
(Cost $26,607)		21,819

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS – 4.2% (14)

Casinos & Gaming – 0.1%

Boyd Gaming Corp., Refinancing Term B Loan,

(Floating, ICE LIBOR USD 1W + 2.25%), 2.33%, 9/15/23	$33	$33

Golden Nugget Online Gaming, Inc., 2020 Initial Term Loan,

(Floating, ICE LIBOR USD 3M + 12.00%, 1.00% Floor), 13.00%, 10/4/23	25	29

Golden Nugget, Inc., Initial B Term Loan,

(Floating, ICE LIBOR USD 2M + 2.50%, 0.75% Floor), 3.25%, 10/4/23	68	67

		129

Chemicals – 0.1%

Consolidated Communications, Inc., Term Loan B,

10/2/27 (15)	50	50

Consolidated Energy Finance S.A., Initial Term Loan,

(Floating, ICE LIBOR USD 1M + 2.50%), 2.61%, 5/7/25	73	71

Solenis Holdings LLC, Initial Dollar Term Loan,

(Floating, ICE LIBOR USD 3M + 4.00%), 4.19%, 6/26/25	2	2

Solenis Holdings LLC, Initial Term Loan,

(Floating, ICE LIBOR USD 3M + 8.50%), 8.69%, 6/26/26	105	105

		22	8

Consumer Products – 0.1%

Sunshine Luxembourg VII SARL, Facility B1,

(Floating, ICE LIBOR USD 3M + 4.25%, 1.00% Floor), 5.25%, 10/1/26	107	107

Containers & Packaging – 0.1%

BWay Holding Co., Initial Term Loan,

(Floating, ICE LIBOR USD 3M + 3.25%), 3.44%, 4/3/24	111	109

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS – 4.2% (14) continued

Containers & Packaging – 0.1% continued

Flex Acquisition Company, Inc., 2021 Specified Refinancing Term Loan,

(Floating, ICE LIBOR USD 1M + 3.50%, 0.50% Floor), 4.00%, 3/2/28	$84	$83

		192

Distributors - Consumer Discretionary – 0.2%

American Tire Distributors, Inc., Initial Term Loan,

(Floating, ICE LIBOR USD 3M + 6.00%, 1.00% Floor), 7.00%, 9/1/23 (4) (11)	197	194

(Floating, ICE LIBOR USD 3M + 7.50%, 1.00% Floor), 8.50%, 9/2/24 (4) (11)	13	13

(Floating, ICE LIBOR USD 1M + 7.50%, 1.00% Floor), 8.50%, 9/2/24 (4) (11)	116	113

		320

Entertainment Content – 0.0%

Allen Media LLC, Initial Term Loan,

(Floating, ICE LIBOR USD 3M + 5.50%), 5.70%, 2/10/27	49	49

Diamond Sports Group LLC, Term Loan,

(Floating, ICE LIBOR USD 1M + 3.25%), 3.36%, 8/24/26	49	33

		82

Entertainment Resources – 0.0%

UFC Holdings LLC, Term B-3 Loan,

(Floating, ICE LIBOR USD 3M + 3.00%, 0.75% Floor), 3.75%, 4/29/26	72	72

Exploration & Production – 0.1%

Ascent Resources Utica Holdings LLC / Aru Finance Corp., Term Loan,

(Floating, ICE LIBOR USD 3M + 9.00%, 1.00% Floor), 10.00%, 11/1/25	213	235

Health Care Facilities & Services – 0.4%

ADMI Corp., Amendment No. 4 Refinancing Term Loan,

(Floating, ICE LIBOR USD 1M + 3.25%, 0.50% Floor), 3.75%, 12/23/27	75	74

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.2% (14) continued

Health Care Facilities & Services – 0.4% continued

Milano Acquisition Corp., Term B Loan,

10/1/27 (15)	$120	$119

(Floating, ICE LIBOR USD 3M +

4.00%, 0.75% Floor), 4.75%,

10/1/27	224	224

National Mentor Holdings, Inc.,

Delayed Draw Term Loan,

3/2/28 (15) (16)	13	13

National Mentor Holdings, Inc., Initial

Term C Loan,

(Floating, ICE LIBOR USD 3M +

3.75%, 0.75% Floor), 4.50%,

3/2/28	4	4

National Mentor Holdings, Inc., Initial

Term Loan,

(Floating, ICE LIBOR USD 1M +

3.75%, 0.75% Floor), 4.50%,

3/2/28	65	64

(Floating, ICE LIBOR USD 3M +

3.75%, 0.75% Floor), 4.50%,

3/2/28	58	58

Team Health Holdings, Inc., Initial Term

Loan,

(Floating, ICE LIBOR USD 1M +

2.75%, 1.00% Floor), 3.75%,

2/6/24	224	208

		764

Home Improvement – 0.1%

Redstone Holdco 2 L.P., Initial Term

Loan,

(Floating, ICE LIBOR USD 3M +

5.00%, 1.00% Floor), 6.00%,

9/1/27	100	100

Internet Media – 0.8%

Auction.com LLC, Term Loan,

(Floating, ICE LIBOR USD 1M +

8.00%, 1.00% Floor), 9.00%,

9/29/25 (9)	1,360	1,319

Endurance International Group

Holdings, Inc., Initial Term Loan,

(Floating, ICE LIBOR USD 3M +

3.50%, 0.75% Floor), 4.25%,

2/10/28	25	25

		1,344

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.2% (14) continued

Machinery Manufacturing – 0.1%

Welbilt, Inc., Term B Loan,

(Floating, ICE LIBOR USD 1M +

2.50%), 2.61%, 10/23/25	$125	$119

Metals & Mining – 0.4%

RA Acquisition Purchaser LLC, Notes,

(Floating, ICE LIBOR USD 3M +

10.00%, 1.00% Floor), 11.00%,

5/31/23(4) (9) (11)	671	644

Oil & Gas Services & Equipment – 0.0%

ChampionX Holding, Inc., Term Loan,

(Floating, ICE LIBOR USD 3M +

5.00%, 1.00% Floor), 6.00%,

6/3/27	72	73

Oil, Gas & Coal – 0.0%

Parker Drilling Co., Initial Loan,

(Floating, ICE LIBOR USD 3M +

11.00% Cash, 2.00% PIK),

11.00%, 3/26/24(3)	16	15

Power Generation – 0.1%

Granite Generation LLC, Term Loan,

(Floating, ICE LIBOR USD 1M +

3.75%, 1.00% Floor), 4.75%,

11/9/26	96	95

(Floating, ICE LIBOR USD 3M +

3.75%, 1.00% Floor), 4.75%,

11/9/26	18	18

		113

Property & Casualty Insurance – 0.7%

Asurion LLC, New B-3 Term Loan,

(Floating, ICE LIBOR USD 1M +

5.25%), 5.36%, 1/31/28	950	967

Asurion LLC, New B-8 Term Loan,

12/23/26 (15)	80	79

(Floating, ICE LIBOR USD 1M +

3.25%), 3.36%, 12/23/26	20	20

Hub International Ltd., B-3 Incremental

Term Loan,

(Floating, ICE LIBOR USD 3M +

3.25%, 0.75% Floor), 4.00%,

4/25/25	98	98

		1,164

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.2% (14) continued

Publishing & Broadcasting – 0.1%

Cengage Learning, Inc., 2016

Refinancing Term Loan,

(Floating, ICE LIBOR USD 3M +

4.25%, 1.00% Floor), 5.25%,

6/7/23	$123	$121

Clear Channel Outdoor Holdings, Inc.,

Term B Loan,

(Floating, ICE LIBOR USD 3M +

3.50%), 3.71%, 8/21/26	24	24

GTT Communications B.V., Initial Term

Loan,

(Floating, ICE PIK Interest USD 1M +

2.50%, 1.00% Floor), 2.50%,

12/28/21	92	93

		238

Restaurants – 0.0%

1011778 B.C. Unlimited Liability Co.,

Term B-4 Loan,

(Floating, ICE LIBOR USD 1M +

1.75%), 1.86%, 11/19/26	33	32

Retail - Consumer Discretionary – 0.3%

Great Outdoors Group LLC, Term B-1

Loan,

(Floating, ICE LIBOR USD 3M +

4.25%, 0.75% Floor), 5.00%,

3/6/28	458	458

Staples, Inc., 2019 Refinancing New

Term B-1 Loan,

(Floating, ICE LIBOR USD 3M +

5.00%), 5.21%, 4/16/26	74	71

		529

Software & Services – 0.3%

athenahealth, Inc., Term B-1 Loan,

(Floating, ICE LIBOR USD 3M +

4.25%), 4.45%, 2/11/26	169	170

Ivanti Software, Inc., Initial Term Loan,

(Floating, ICE LIBOR USD 3M +

4.75%, 1.00% Floor), 5.75%,

12/1/27	240	241

Verscend Holding Corp., Term B Loan,

(Floating, ICE LIBOR USD 1M +

4.50%), 4.61%, 8/27/25	57	56

		467

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.2% (14) continued

Travel & Lodging – 0.1%

Carnival Corp., Initial Advance,

(Floating, ICE LIBOR USD 1M +

7.50%, 1.00% Floor), 8.50%,

6/30/25	$104	$107

Wireless Telecommunications Services – 0.0%

Altice France S.A., Incremental Term

Loan,

(Floating, ICE LIBOR USD 3M +

4.00%), 4.20%, 8/14/26	47	47

Wireline Telecommunications Services – 0.1%

Frontier Communications Corp., Initial

Term Loan,

(Floating, ICE LIBOR USD 1M +

4.75%, 1.00% Floor), 5.75%,

10/8/21	50	50

GTT Communications B.V., Delayed

Draw Term Loan,

(Floating, ICE LIBOR USD 1M +

5.00%, 1.00% Floor), 8.50%,

12/28/21	160	162

		212
Total Term Loans
(Cost $7,308)		7,333

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 2.4%

Chemicals – 0.1%
Utex Industries, Inc.(9) (11) *	2,200	$124

Distributors – 0.4%
ATD New Holdings, Inc.(4) (11) *	22,076	739

Energy Equipment & Services – 0.1%
FTS International, Inc., Class A *	2,775	69
Noble Finance Co. *	2,782	38
Parker Drilling Co. *	917	6

		113

IT Services – 0.7%
Skillsoft Corp., Class A(4) (9) (11) *	5,898	1,160

Metals & Mining – 1.1%
Algoma Steel Parent GP S.A.(4) (10) (11) *	4,899	—
Algoma Steel Parent S.C.A.(4) (9) (11) *	4,899	63
Real Alloy Parent, Inc.(9) *	48	1,948

		2,011

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 2.4% continued

Oil, Gas & Consumable Fuels – 0.0%

Bruin Blocker LLC *	9,827	$5

California Resources Corp. *	29	1

Chaparral Energy, Inc. *	1,057	7

Cloud Peak Energy, Inc.(10) *	20	—

Denbury, Inc. *	327	16

		29
Total Common Stocks
(Cost $3,716)		4,176

PREFERRED STOCKS – 0.0%

Oil, Gas & Consumable Fuels – 0.0%

Global Partners L.P./MA *	1,600	41
Total Preferred Stocks
(Cost $40)		41

OTHER – 0.0%

Escrow Appvion, Inc.(4) (10) (11) *	225,000	—

Escrow Cloud Peak Energy, Inc.(10) *	250,000	—

Escrow GenOn Energy, Inc.(10) (11) *	25,000	—

Escrow Hercules Offshore, Inc.(10) (11) *	3,570	—

Escrow High Ridge(1) (4) (9) *	1,100,000	13

Escrow Washington Mutual Bank(9) (11) *	250,000	3
Total Other
(Cost $134)		16

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.0%

Appvion, Inc. Class A, Exp. 6/13/23, Strike $0.00(10) *	219	$—

Appvion, Inc. Class B, Exp. 6/13/23, Strike $0.00(10) *	219	—

California Resources Corp., Exp. 10/27/24, Strike $36.00(6) *	66	—

Denbury, Inc., Exp. 9/18/25, Strike $32.59 *	1,236	26

iHeartMedia, Inc., Exp. 5/1/39, Strike $0.00 *	419	8

Utex Industries, Inc., Exp. 12/31/49, Strike $0.00(10) (11) *	5,500	—
Total Warrants
(Cost $18)		34

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 4.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(17) (18)	8,003,351	$8,003
Total Investment Companies
(Cost $8,003)		8,003

Total Investments – 100.1%
(Cost $175,419)		174,788

Liabilities less Other Assets – (0.1%)		(171)
NET ASSETS – 100.0%		$174,617

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Perpetual bond. Maturity date represents next call date.
(3)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(4)

Restricted security that has been deemed illiquid. At March 31, 2021, the value of these restricted illiquid securities amounted to approximately $12,432,000 or 7.1% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Algoma Steel Parent GP S.A.	3/31/20	$47

Algoma Steel Parent S.C.A.	3/31/20	47

Algoma Steel Parent S.C.A., 0.00%, 11/30/47	3/31/20	176

American Tire Distributors, Inc., Initial Term Loan, 7.00%, 9/1/23	12/21/18	197

American Tire Distributors, Inc., Initial Term Loan, 8.50%, 9/2/24	12/21/18	13

American Tire Distributors, Inc., Initial Term Loan, 8.50%, 9/2/24	12/21/18	114

ATD New Holdings, Inc.	1/9/19	470

Chaparral Energy, Inc., 9.00%, 2/14/25	12/10/20	17

Escrow Appvion, Inc.	8/24/18	—

Escrow High Ridge	12/18/20	—

GTT Communications, Inc., 7.88%, 12/31/24	12/19/18-2/6/20	1,501

Hertz (The) Corp., 6.00%, 1/15/28	3/26/20-4/7/20	26

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 10.00%, 4/15/25	10/15/20-10/16/20	$82

Murray Energy Corp., 12.00%, 4/15/24	7/3/18-4/18/19	397

Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/1/22	10/6/17-11/18/19	1,733

Northwest Hardwoods, Inc., 7.50%, 8/1/21	7/31/18	24

NWH Escrow Corp., 7.50%, 8/1/21	11/16/16	24

OGX Austria GmbH, 8.38%, 4/1/22	5/30/12-4/18/13	1,497

OGX Austria GmbH, 8.50%, 6/1/18	5/26/11-4/17/13	2,265

One Call Corp., 8.75%, 7/1/24	2/19/19-1/1/21	5,562

RA Acquisition Purchaser LLC, Notes, 11.00%, 5/31/23	5/31/18-6/30/20	671

SESI LLC, 7.13%, 12/15/21	9/19/17-9/18/18	75

Skillsoft Corp., Class A	8/27/20	778

Specialty Steel Supply, Inc., 11.00%, 11/15/22	11/16/17	2,670

Vine Energy Holdings LLC, 6.75%, 4/15/29	3/31/21	235

(5)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(6)	Value rounds to less than one thousand.
(7)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2021.
(8)	When-Issued Security. Coupon rate is not in effect at March 31, 2021.
(9)	Level 3 asset.
(10)	Level 3 asset that is worthless, bankrupt or has been delisted.
(11)	Restricted security.
(12)	Variable rate is calculated based on the issuer’s annual income subject to certain fees.
(13)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(14)	Variable rate security. Rate as of March 31, 2021 is disclosed.
(15)	Position is unsettled. Contract rate was not determined at March 31, 2021 and does not take effect until settlement date.
(16)

Unfunded loan commitment. An unfunded loan commitment is a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement. See Note 2.

(17)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(18)	7-day current yield as of March 31, 2021 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

1W - 1 Week

2M - 2 Month

3M - 3 Month

5Y - 5 Year

B.V. - Besloten Vennootschap (Dutch: Private Limited Liability Company)

CMT - Constant Maturity

ICE - Intercontinental Exchange

L.P. - Limited Partnership

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

PIK - Payment In-Kind

PLC - Public Limited Company

S.A. - Société Anonyme (French: Public Limited Company)

S.E. - Societas Europaea (German: Public Company)

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2021, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	100.1%

Total Investments	100.1

Liabilities less Other Assets	(0.1)

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Convertible Bonds(1)	$—	$530	$—	$530

Corporate Bonds:

Entertainment Resources	—	3,473	1,095	4,568

Exploration & Production	—	8,025	16	8,041

Iron & Steel	—	—	2,631	2,631

Managed Care	—	474	6,166	6,640

Manufactured Goods	—	346	1,509	1,855

All Other Industries(1)	—	109,101	—	109,101
Total Corporate Bonds	—	121,419	11,417	132,836

Foreign Issuer Bonds(1)	—	21,819	—	21,819

Term Loans:

Internet Media	—	25	1,319	1,344

Metals & Mining	—	—	644	644

All Other Industries(1)	—	5,345	—	5,345
Total Term Loans	—	5,370	1,963	7,333

Common Stocks:

Distributors	—	739	—	739

Energy Equipment &

Services	75	38	—	113

Oil, Gas & Consumable

Fuels	17	12	—	29

All Other Industries(1)	—	—	3,295	3,295
Total Common Stocks	92	789	3,295	4,176

Preferred Stocks	41	—	—	41

Other	—	—	16	16

Warrants	26	8	—	34

Investment Companies	8,003	—	—	8,003
Total Investments	$8,162	$149,935	$16,691	$174,788
(1)	Classifications as defined in the Schedule of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/20 (000S)	ACCRUED DISCOUNTS (PREMIUMS) (000S)	REALIZED GAIN (LOSS) (000S)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	PURCHASES (000S)	SALES (000S)	TRANSFERS INTO LEVEL 3 (000S)	TRANSFERS OUT OF LEVEL 3 (000S)	BALANCE AS OF 3/31/21 (000S)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/21 (000S)

Corporate Bonds

Consumer Products	$—	$(6)	$(1,050)	$1,074	$—	$(18)	$—	$—	$—	$—

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2021

	BALANCE AS OF 3/31/20 (000S)	ACCRUED DISCOUNTS (PREMIUMS) (000S)	REALIZED GAIN (LOSS) (000S)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	PURCHASES (000S)	SALES (000S)	TRANSFERS INTO LEVEL 3 (000S)	TRANSFERS OUT OF LEVEL 3 (000S)	BALANCE AS OF 3/31/21 (000S)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/21 (000S)

Entertainment Resources	$975	$3	$—	$117	$—	$—	$—	$—	$1,095	$118

Exploration & Production	—	—	—	(1)	17	—	—	—	16	(1)

Iron & Steel	2,376	—	—	255	—	—	—	—	2,631	206

Managed Care	—	—	—	—	—	—	6,166	—	6,166	525

Manufactured Goods	1,448	25	1	14	47	(26)	—	—	1,509	14

Metals & Mining	—	(89)	(1,165)	1,254	—	—	—	—	—	—

Term Loans

Internet Media	1,253	3	—	63	—	—	—	—	1,319	63

Metals & Mining	565	—	—	57	22	—	—	—	644	57

Common Stocks

Chemicals	—	—	—	16	108	—	—	—	124	16

Distributors	435	—	—	305	—	—	—	(740)	—	—

IT Services	—	—	—	382	778	—	—	—	1,160	381

Metals & Mining	1,577	—	—	370	—	—	64	—	2,011	408

Other	3	—	—	13	—	—	—	—	16	13

Total	$8,632	$(64)	$(2,214)	$3,919	$972	$(44)	$6,230	$(740)	$16,691	$1,800

Securities valued at $66 included in the Balance as of 3/31/21 above were valued using evaluated prices provided by a third party provider. Securities valued at $16,625 included in the Balance as of 3/31/21 above were valued using prices provided by the Fund’s investment adviser’s pricing and valuation committee. Transfers out of Level 3, noted above, were due to the Fund receiving an evaluated price from a vendor. Valuation using evaluated prices by a third party provider and by the Fund’s investment adviser’s pricing and valuation committee were also responsible for securities that were transferred into level 3, as noted above.

	FAIR VALUE AT 3/31/21 (000S)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE (WEIGHTED AVERAGE)

Corporate Bonds	$11,430	Market Approach	Yield(1)	3.0%-12.1% (7.2%)

		Market Approach	Market Comparables(2)	1.5%

		Market Approach	Estimated Recovery Value(3)	Not Applicable

Term Loans	$1,963	Market Approach	Yield(1)	4.2%-7.6% (5.9%)

		Market Approach	Market Comparables(2)	4.1%

Common Stocks	$3,232	Discounted Cash Flow / Market Approach	Discount Rate / EBITDA Multiple(2)	10.6%/5.6x

		Market Approach	Discount Rate(2)	7.3%

(1)The significant unobservable inputs that were used in the fair value measurement are: Yield. Significant decreases (increases) in yield would have resulted in a significantly higher (lower) fair value measurement.

(2)The significant unobservable inputs that can be used in the fair value measurement are: Discount Rate and EBITDA Multiple. Significant increases (decreases) in the discount rate in isolation would have resulted in a significantly lower (higher) fair value measurement while an increase (decrease) in EBITDA multiple in isolation would have resulted in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

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SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued	MARCH 31, 2021

(3)The significant unobservable inputs that can be used in the fair value measurement are: Estimated Recovery Value. Significant increases (decreases) in estimated recovery value in isolation would have resulted in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2021

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 42 funds as of March 31, 2021, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Multi-Manager Emerging Markets Debt Opportunity Fund which is a non-diversified portfolio. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVES CONTRACTS

Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time)

on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities and term loans, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. Centrally cleared swap agreements are generally valued using an independent pricing service. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

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NOTES TO THE FINANCIAL STATEMENTS continued

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes. The Multi-Manager Emerging Markets Debt Opportunity Fund may also use these investments for non-hedging purposes in order to seek exposure to certain countries or currencies. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2021, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Active M Emerging Markets Equity	Long	Liquidity

Active M International Equity	Long	Liquidity

Multi-Manager Global Listed Infrastructure	Long	Liquidity

Northern Engage360TM	Long	Liquidity

At March 31, 2021, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure and Northern Engage360TM Funds was approximately $1,990,000, $4,460,000, $4,180,000 and $890,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION   Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS    Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date. The Multi-Manager Emerging Markets Debt Opportunity Fund may enter into forward foreign currency contracts for hedging purposes and to seek exposure to certain currencies. Each of the other Funds may enter into these contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes, but not for speculative purposes or to seek to enhance total return. The Funds may also enter into forward currency exchange contracts when seeking to hedge against fluctuations in foreign currency exchange rates. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until the settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency contracts are not required to make markets in

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MARCH 31, 2021

the currencies they trade, and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10. With respect to forward foreign currency exchange transactions that were outstanding as of March 31, 2021 for the Multi-Manager Emerging Markets Debt Opportunity Fund, approximately $720,000 was pledged by the Fund and is included in Due from broker on the Statements of Assets and Liabilities.

E) CREDIT DEFAULT SWAP AGREEMENTS   The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in credit default swap agreements for hedging purposes or to gain exposure to certain countries or currencies. The Fund enters into credit default swap agreements either as a buyer or seller of protection. The buyer of protection in a swap agreement is the party that makes a periodic stream of payments to the counterparty based on the fixed rate of the agreement to the party that is the seller of protection. In exchange for the fixed rate payments received, the seller of protection agrees to provide credit protection to the buyer in the form of payment should a credit default event on the referenced obligation occur. In the event of a credit default event, as defined under the terms of each particular swap agreement, if the Fund is the seller of protection, the Fund will either a) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation or underlying securities comprising the referenced index or b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit default event should occur, the Fund will either a) receive from the seller of protection in the swap agreement an amount equal to the notional amount of the swap agreement and deliver the referenced obligation or underlying securities comprising the referenced index or b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit default event should occur, the maximum potential amount of future payments the seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the swap.

The implied credit spreads are disclosed in the Schedule of Investments for those agreements for which the Fund is the protection seller, if any, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for each swap. The wider the credit spread, the greater the likelihood or risk of default or other credit event occurring for the referenced entity. Events or circumstances that would require the seller to perform under the derivative agreement are credit events as defined under the terms of that particular swap agreement, such as bankruptcy, cross acceleration, failure to pay, repudiation and restructuring.

The resulting values for credit default agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default agreement should the notional amount of the swap agreement be closed/sold as of the period end. When compared to the notional amount of the swap, decreasing market values for credit default swaps sold and, conversely, increasing market values for credit default swaps purchased, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

When entering into a credit default swap agreement as a buyer of protection, the Fund may pay an upfront premium to enter into the agreement. When selling protection, the Fund may receive this upfront premium paid from the buyer. During the term of the credit default swap agreement, the discounted value of the estimated stream of fixed rate payments from buyer to seller yet to be made is recorded as unrealized gain or loss on credit default swap agreements, with any interest payments already having been made being recognized as realized gain or loss on credit default swap agreements. This treatment will occur until the credit default swap is sold or reaches its expiration. Any upfront payments made or received upon entering into a credit default swap agreement are treated as part of the cost and are reflected as part of the unrealized appreciation (depreciation) on valuation. Upon termination of the swap agreement, the amount included in the cost is reversed and becomes part of the realized gain (loss) on credit default swap agreements. Unrealized appreciation (depreciation) on credit default swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Counterparty credit risk may arise as a result of the failure of the swap counterparty to comply with the terms of the swap agreement. Additionally, risks may arise with respect to the underlying issuer of the referenced security. Therefore, the sub-adviser considers the creditworthiness of each underlying issuer of the referenced security in addition to the creditwor-thiness of the counterparty. In addition, the sub-advisers of the Multi-Manager Emerging Markets Debt Opportunity Fund may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk. No credit default swap agreements were held during the fiscal year ended March 31, 2021.

F) INTEREST RATE SWAP AGREEMENTS   The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in interest rate swap agreements for hedging purposes or to gain exposure to certain countries or currencies. An interest rate swap is an agreement that obligates two parties to exchange a series of cash

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

flows at specified intervals at agreed upon fixed rates or at rates based upon, or calculated by, reference to changes in specified prices or interest rates for a specified notional amount.

Interest payments earned or charged under the terms of the interest rate swap agreements are recorded as realized gain (loss) on interest rate swap agreements. The swap interest receivable or payable as of March 31, 2021, if any, is included as unrealized appreciation (depreciation) on bilateral interest rate swap agreements on the Statements of Assets and Liabilities. Unrealized appreciation (depreciation) on bilateral interest rate swap agreements and variation margin on centrally cleared interest rate swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Risks may arise as a result of the failure of the counterparty to the interest rate swap agreement to comply with the terms of the agreement. The loss incurred by the failure of the counterparty is generally limited to the swap interest payment to be received by the Fund and/or the termination value at the end of the agreement. Therefore, the sub-adviser considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. The sub-adviser may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying counterparties used to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each interest rate swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty.

For bilateral interest rate swap transactions that were outstanding as of March 31, 2021, no collateral had been posted by either the Multi-Manager Emerging Markets Debt Opportunity Fund or any counterparty. For centrally cleared interest rate swap transactions that were outstanding as of March 31, 2021, the fair value of cash pledged to cover margin requirements for open positions for the Multi-Manager Emerging Markets Debt Opportunity Fund was approximately $246,000. Such amount is included in Due from broker on the Statements of Assets and Liabilities. The fair value of foreign currencies received as collateral for open positions for the Multi-Manager Emerging Markets Debt Opportunity Fund was approximately $94,000. Such amount is included in Due to broker on the Statements of Assets and Liabilities. During the fiscal year ended March 31, 2021, the Multi-Manager Emerging Markets Debt Opportunity Fund entered into bilateral and centrally cleared interest rate swap agreements to gain country exposure. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

G) CURRENCY SWAP AGREEMENTS   The Multi-Manager Emerging Markets Debt Opportunity Fund may enter into currency swap agreements to manage its exposure to currency risk. Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds, NTI and the Funds’ sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P Global’s Rating Services or Fitch Ratings, or A or Prime-1 or better by Moody’s Investor Services, Inc. or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization or, if unrated by such rating organization, is determined to be of comparable quality by NTI or the Sub-Advisers. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If NTI or the Sub-Advisers are incorrect in their forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Interest payments earned or charged under the terms of the currency swap agreements are recorded as realized gain (loss) on currency swap agreements. The swap interest receivable or payable as of March 31, 2021, if any, is included as unrealized gains and losses on currency swap agreements on the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund. Unrealized appreciation (depreciation) on currency swap agreements, if any, are included in the Statements

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MARCH 31, 2021

of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations. No currency swap agreements were held during the fiscal year ended March 31, 2021.

H) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitment. When-issued securities at March 31, 2021, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

I) INVESTMENT TRANSACTIONS AND INCOME    Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on the date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year-end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

J) EXPENSES   Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual fund generally are allocated among all funds in the Trust in proportion to each Fund’s relative net assets. Expenses are recognized on an accrual basis.

K) REDEMPTION FEES    The Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds each charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The Funds are authorized to waive the redemption fee for certain types of redemptions as described in the Funds’ prospectus.

Redemption fees were approximately $6,000 for the fiscal year ended March 31, 2021, for the Multi-Manager Emerging Markets Debt Opportunity Fund. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2021, for the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure and Multi-Manager High Yield Opportunity Funds. There were no redemption fees for the fiscal year ended March 31, 2021, for the Multi-Manager Global Real Estate and Northern Engage360TM Funds. Redemption fees were approximately $2,000 for the fiscal year ended March 31, 2020, for the Multi-Manager Emerging Markets Debt Opportunity Fund. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2020, for the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure and Multi-Manager High Yield Opportunity Funds. There were no redemption fees for the fiscal year ended March 31, 2020, for the Multi-Manager Global Real Estate and Northern Engage360TM Funds. These amounts are included in Payments for Shares Redeemed in Note 8 – Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share for both fiscal years.

L) TERM LOANS      The Multi-Manager High Yield Opportunity Fund may purchase assignments of, and participations in, term loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held

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NOTES TO THE FINANCIAL STATEMENTS continued

by the assigning Lender. The Fund may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments, if any, represent a future obligation, in full, and are recorded as a liability on the Statements of Assets and Liabilities at fair value.

M) DISTRIBUTIONS TO SHAREHOLDERS   Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Active M Emerging Markets Equity	Annually

Active M International Equity	Annually

Multi-Manager Global Listed Infrastructure	Quarterly

Multi-Manager Global Real Estate	Quarterly

Northern Engage360TM	Annually

Multi-Manager Emerging Markets Debt Opportunity	Quarterly

Multi-Manager High Yield Opportunity	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to paydowns, net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, recharacterization of distributions received from investments in master limited partnerships (“MLPs”), expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds.

At March 31, 2021, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Active M Emerging Markets Equity	$914	$(914)	$–

Active M International Equity	2,894	(2,894)	–

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Multi-Manager Global Listed Infrastructure	$ 82	$13,788	$(13,870)

Multi-Manager Global Real Estate	2,298	(1,397)	(901)

Northern Engage360TM	755	(755)	–

Multi-Manager Emerging Markets Debt Opportunity	(4,408)	4,408	–

Multi-Manager High Yield Opportunity	206	(213)	7

N) FEDERAL INCOME TAXES   No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

During the fiscal year ended March 31, 2021, the Northern Engage360TM Fund utilized approximately $7,803,000 in capital loss carryforwards.

Capital losses incurred that will be carried forward indefinitely are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

Multi-Manager Emerging Markets Debt Opportunity	$–	$8,925

Multi-Manager High Yield Opportunity	479	49,372

At November 30, 2020, the Multi-Manager Global Real Estate’s last tax year end, the non-expiring short-term and long-term capital losses were approximately $5,930,000 and $4,209,000, respectively. The Fund may offset future capital gains with these capital loss carryforwards.

At March 31, 2021, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Active M Emerging Markets

Equity	$23,771	$40,777	$86,552

Active M International Equity	12,354	15,600	147,224

Northern Engage360TM	2,273	5,544	88,396

Multi-Manager Emerging Markets Debt Opportunity	1,015	–	(9,344)

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UNDISTRIBUTED

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Multi-Manager High Yield Opportunity	$ 633	$ –	$ (1,400)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net ordinary income, net long-term capital gains and unrealized gains (losses) at November 30, 2020, the Multi-Manager Global Listed Infrastructure Fund’s and Multi-Manager Global Real Estate Fund’s last tax year end, were as follows:

	UNDISTRIBUTED

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Multi-Manager Global Listed Infrastructure	$1,584	$7,934	$58,814

Multi-Manager Global Real Estate	1,431	-	14,101

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2021, was as follows:

	DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Active M Emerging Markets Equity	$ 4,000	$26,239	$ -

Active M International Equity	5,234	-	-

Northern Engage360TM	3,438	-	-

Multi-Manager Emerging Markets Debt Opportunity	1,403	-	-

Multi-Manager High Yield Opportunity	12,426	-	-

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Active M Emerging Markets Equity	$24,500	$20,900	$ -

Active M International Equity	20,146	30,000	-

Northern Engage360TM	4,322	-	-

Multi-Manager Emerging Markets Debt Opportunity	4,297	-	-

DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Multi-Manager High Yield Opportunity	$ 20,934	$ –	$ –

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Multi-Manager Global Listed Infrastructure Fund’s tax years ended November 30, 2020 and November 30, 2019 and Multi-Manager Global Real Estate Fund’s tax years ended November 30, 2020 and November 30, 2019 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2020 AND NOVEMBER 30, 2019 DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Multi-Manager Global Listed Infrastructure (2020)	$23,341	$ -

Multi-Manager Global Listed Infrastructure (2019)	28,660	65,734

Multi-Manager Global Real Estate (2020)	3,978	-

Multi-Manager Global Real Estate (2019)	4,038	69

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Multi-Manager Global Listed Infrastructure Fund and the Multi-Manager Global Real Estate Fund have a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2020 through March 31, 2021 will be determined at the end of its tax year.

As of March 31, 2021, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense and Other expenses, respectively, on the Statements of Operations.

O) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to

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NOTES TO THE FINANCIAL STATEMENTS continued

greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

The Multi-Manager Global Listed Infrastructure Fund invests in MLPs. The benefits derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2021.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2021.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 18, 2019, which expired on November 16, 2020 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on August 19-20, 2020, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 16, 2020 and will expire on November 15, 2021, unless renewed.

During the fiscal year ended March 31, 2021, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Active M Emerging Markets Equity	$15,167	1.37%

Active M International Equity	9,500	1.17

Multi-Manager High Yield Opportunity	8,100	1.39

No other Fund had any borrowings or incurred any interest expenses during the fiscal year ended March 31, 2021. There were no outstanding loan amounts at March 31, 2021.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) of each Fund except for the Northern Engage360TM Fund, for which NTI has contractually agreed to reimburse a portion of operating expenses (other than acquired fund fees and extraordinary expenses) of the Fund, as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the

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reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2021, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL ANNUAL
	MANAGEMENT FEES			CONTRACTUAL
	FIRST	NEXT	OVER	EXPENSE
	$1 BILLION	$1 BILLION	$2 BILLION	LIMITATIONS

Active M Emerging Markets Equity	1.08%	1.048%	1.017%	1.10%

Active M International Equity	0.82%	0.795%	0.771%	0.84%

Multi-Manager Global Listed Infrastructure	0.90%	0.873%	0.847%	1.00%

Multi-Manager Global Real Estate	0.89%	0.863%	0.837%	0.91%

Northern Engage 360TM	0.68%	0.660%	0.640%	0.70%

	CONTRACTUAL ANNUAL
	MANAGEMENT FEES			CONTRACTUAL
	FIRST	NEXT	OVER	EXPENSE
	$1.5 BILLION	$1 BILLION	$2.5 BILLION	LIMITATIONS

Multi-Manager Emerging Markets Debt Opportunity	0.85%	0.825%	0.80%	0.93%

Multi-Manager High Yield Opportunity	0.83%	0.805%	0.781%	0.85%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2021. The contractual reimbursement arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

Pursuant to the Management Agreement with the Trust, NTI is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI oversees and monitors the selection and performance of Sub-Advisers and allocates resources among the Sub-Advisers. The Sub-Advisers manage each Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI.

As of March 31, 2021, Axiom International Investors LLC, Ashmore Investment Management Limited and Westwood Global Investments, LLC are the Sub-Advisers for the Active M Emerging Markets Equity Fund.

As of March 31, 2021, Causeway Capital Management LLC, Polen Capital Management, LLC, Victory Capital Management Inc., WCM Investment Management, LLC and Wellington Management Company LLP are the Sub-Advisers for the Active M International Equity Fund.

As of March 31, 2021, First Sentier Investors (Australia) IM Ltd., Lazard Asset Management LLC and Maple-Brown Abbott Limited are the Sub-Advisers for the Multi-Manager Global Listed Infrastructure Fund.

As of March 31, 2021, Janus Capital Management, LLC and Massachusetts Financial Services Company are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2021, Ariel Investments, LLC, Aristotle Capital Management, LLC, ARK Investment Management, LLC, Earnest Partners, LLC, Mar Vista Investment Partners, LLC and Strategic Global Advisors, LLC are the Sub-Advisers for Northern Engage360TM Fund.

As of March 31, 2021, Ashmore Investment Management Limited and Global Evolution USA, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Debt Opportunity Fund.

As of March 31, 2021, DDJ Capital Management, LLC, Neuberger Berman Investment Advisers LLC and Nomura Corporate Research and Asset Management Inc. are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

NTI is responsible for payment of sub-advisory fees to these sub-advisers.

In addition, during the fiscal year ended March 31, 2021, NTI reimbursed certain additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Northern Trust also performs certain administrative services for certain Sub-Advisers pursuant to separate agreements with such Sub-Advisers. For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an

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NOTES TO THE FINANCIAL STATEMENTS continued

expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2021, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. For the fiscal year ended March 31, 2021, NTI reimbursed each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2021, the following Funds engaged in purchases and/or sales of securities from an affiliated entity:

Amount in thousands	PURCHASES	SALES*

Multi-Manager Global Listed Infrastructure	$-	$(1,875)

Multi-Manager Global Real Estate	-	(63)

Multi-Manager Emerging Markets Debt Opportunity	-	(171)

*	During the fiscal year ended March 31, 2021, the realized gains (losses) associated with these transactions were approximately $21,000, $13,000 and $(13,000), respectively.

During the fiscal year ended March 31, 2021, the Active M Emerging Markets Equity and the Active M International Equity Funds received reimbursements from The NorthernTrust Company of approximately $41,000 and $26,000, respectively, in connection with an error. These reimbursements are included in Net investment income in the Statements of Operations and Statements of Changes in Net Assets and in Net investment income in the Financial Highlights. These cash contributions represents less than $0.01 per share for each of the Funds.

During the fiscal year ended March 31, 2021, the Multi-Manager Emerging Markets Debt Opportunity Fund received reimbursements from The Northern Trust Company of approximately $114,000 in connection with errors. These reimbursements are included in Net investment income and Net realized gains on investments in the Statements of Operations and Statements of Changes in Net Assets and in Net investment income and Net realized and unrealized gain in the Financial Highlights. These cash contributions represent less than $0.01 per share and had no effect on the Fund’s total return.

During the fiscal year ended March 31, 2021, the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate and Northern Engage360TM Funds received reimbursements from Northern Trust Investments, Inc. of approximately $3,000, $6,000, $5,000, $1,000 and $1,000, respectively, in connection with errors. These reimbursements are included in Net realized gains on investments in the Statements of Operations and Statements of Changes in Net Assets and in Net

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MARCH 31, 2021

realized and unrealized gain in the Financial Highlights. These cash contributions represent less than $0.01 per share for each of the Funds and had no effect on the Funds’ total return.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2021, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Active M Emerging Markets Equity	$–	$497,548	$–	$574,347
Active M International Equity	–	292,361	–	437,289
Multi-Manager Global Listed Infrastructure	–	656,779	–	605,421
Multi-Manager Global Real Estate	–	169,820	–	116,938
Northern Engage360TM	–	142,268	–	130,079
Multi-Manager Emerging Markets Debt Opportunity	–	107,546	–	113,582
Multi-Manager High Yield Opportunity	–	160,639	–	226,663

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2021, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Active M Emerging Markets Equity	$93,433	$(5,906)	$87,527	$353,242
Active M International Equity	163,244	(16,029)	147,215	531,561
Multi-Manager Global Listed Infrastructure	103,122	(11,425)	91,697	1,066,888
Multi-Manager Global Real Estate	22,488	(771)	21,717	158,058
Northern Engage360TM	94,572	(6,135)	88,437	309,633
Multi-Manager Emerging Markets Debt Opportunity	4,710	(14,019)	(9,309)	151,482
Multi-Manager High Yield Opportunity	9,096	(10,496)	(1,400)	176,188

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Active M Emerging Markets Equity	5,834	$120,232	973	$20,766	(10,179)	$(191,968)	(3,372)	$(50,970)
Active M International Equity	3,960	43,992	32	386	(19,679)	(189,286)	(15,687)	(144,908)
Multi-Manager Global Listed Infrastructure	29,534	345,544	878	10,586	(25,522)	(301,788)	4,890	54,342
Multi-Manager Global Real Estate	7,697	75,039	107	1,118	(3,234)	(32,243)	4,570	43,914
Northern Engage360TM	1,234	15,212	258	3,325	(118)	(1,491)	1,374	17,046
Multi-Manager Emerging Markets Debt Opportunity	3,969	34,263	145	1,337	(5,254)	(47,386)	(1,140)	(11,786)
Multi-Manager High Yield Opportunity	8,450	72,243	389	3,454	(17,165)	(147,093)	(8,326)	(71,396)

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NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Active M Emerging Markets Equity	2,498	$45,618	1,042	$20,404	(22,251)	$(411,326)	(18,711)	$(345,304)

Active M International Equity	2,278	23,012	2,096	22,952	(23,554)	(229,013)	(19,180)	(183,049)

Multi-Manager Global Listed Infrastructure	21,219	260,169	706	8,607	(19,959)	(237,382)	1,966	31,394

Multi-Manager Global Real Estate	3,817	37,902	219	2,487	(1,556)	(16,807)	2,480	23,582

Northern Engage360TM	4,871	50,140	392	4,307	(187)	(1,894)	5,076	52,553

Multi-Manager Emerging Markets Debt Opportunity	3,922	36,789	489	3,942	(6,254)	(57,850)	(1,843)	(17,119)

Multi-Manager High Yield Opportunity	8,944	79,883	464	4,288	(20,816)	(192,228)	(11,408)	(108,057)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

	Northern Institutional Funds -

Active M Emerging Markets Equity	U.S. Government Portfolio (Shares)	$10,656	$415,628	$410,139	$–	$–	$5	$16,145	16,144,670

	Northern Institutional Funds -

Active M International Equity	U.S. Government Portfolio (Shares)	–	320,876	302,761	–	–	9	18,115	18,114,751

	Northern Institutional Funds -

Multi-Manager Global Listed Infrastructure	U.S. Government Portfolio (Shares)	30,334	614,618	602,911	–	–	25	42,041	42,041,298

	Northern Institutional Funds -

Multi-Manager Global Real Estate	U.S. Government Portfolio (Shares)	8,005	107,475	111,577	–	–	4	3,903	3,902,911

	Northern Institutional Funds -

Northern Engage360TM	U.S. Government Portfolio (Shares)	9,878	85,885	77,865	–	–	5	17,898	17,897,651

Multi-Manager Emerging Markets	Northern Institutional Funds - U.S. Government
Debt Opportunity	Portfolio (Shares)	5,081	117,183	116,583	–	–	4	5,681	5,681,033

	Northern Institutional Funds -

Multi-Manager High Yield Opportunity	U.S. Government Portfolio (Shares)	11,591	322,391	325,979	–	–	5	8,003	8,003,351

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

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Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2021:

		ASSETS			LIABILITIES

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net Assets - Net unrealized appreciation	$–		Net Assets - Net unrealized depreciation	$(28	)*

Active M International Equity	Equity contracts	Net Assets - Net unrealized appreciation	–		Net Assets - Net unrealized depreciation	(12	)*

Multi-Manager Global Listed Infrastructure	Equity contracts	Net Assets - Net unrealized appreciation	106	*	Net Assets - Net unrealized depreciation	(28	)*

Northern Engage360TM	Equity contracts	Net Assets - Net unrealized appreciation	82*		Net Assets - Net unrealized depreciation	(27	)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	221		Unrealized depreciation on forward foreign currency exchange contracts	(90)

Multi-Manager Emerging Markets	Foreign exchange contracts	Unrealized appreciation on			Unrealized depreciation on

Debt Opportunity		forward foreign currency exchange contracts	162		forward foreign currency exchange contracts	(600)

	Interest rate contracts	Net Assets - Net unrealized appreciation	–		Net Assets - Net unrealized depreciation	75	**

	Interest rate contracts	Unrealized appreciation on bilateral interest rate swap agreements	14		Unrealized depreciation on bilateral interest rate swap agreements	–

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

**

Includes cumulative appreciation/depreciation on centrally cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Funds may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

As of March 31, 2021, gross amounts of assets and liabilities for forward foreign exchange contracts and swap agreements not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT

Northern Engage360TM	JPMorgan Chase	$221	$(90)	$–	$131

Multi-Manager Emerging Markets Debt Opportunity	Barclays	$2	$(2)	$–	$–

	BNP	34	(34)	–	–

	Citibank	23	(23)	–	–

	JPMorgan Chase	57	(57)	–	–

	Merrill Lynch	16	(16)	–	–

	Morgan Stanley	21	(13)	–	8

	Santander	4	(2)	–	2

NORTHERN FUNDS ANNUAL REPORT	107	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT

	Standard Chartered Bank	$ 19	$(19)	$ –	$ –

	Total	$176	$(166)	$ –	$10

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT

Northern Engage360TM	JPMorgan Chase	$ (90)	$ 90	$ –	$ –

Multi-Manager Emerging Markets Debt Opportunity	Barclays	$ (75)	$ 2	$ –	$(73)

	BNP	(192)	34	158	–

	Citibank	(62)	23	–	(39)

	JPMorgan Chase	(90)	57	33	–

	Merrill Lynch	(58)	16	42	–

	Morgan Stanley	(13)	13	–	–

	Santander	(2)	2	–	–

	Standard Chartered Bank	(108)	19	–	(89)

	Total	$(600)	$166	$233	$(201)

The following tables set forth, by primary risk exposure, the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2021:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net realized gains (losses) on futures contracts	$3,932

Active M International Equity	Equity contracts	Net realized gains (losses) on futures contracts	5,717

Multi-Manager Global Listed Infrastructure	Equity contracts	Net realized gains (losses) on futures contracts	10,767

Northern Engage360TM	Equity contracts	Net realized gains (losses) on futures contracts	2,874

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	360

Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	827

	Interest rate contracts	Net realized gains (losses) on interest rate swap agreements	45

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(219)

Active M International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(228)

Multi-Manager Global Listed Infrastructure	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	38

Northern Engage360TM	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(182)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	605

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MULTI-MANAGER FUNDS

MARCH 31, 2021

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$ 54

	Interest rate contracts	Net change in unrealized appreciation (depreciation) on interest rate swap agreements	(113)

Volume of derivative activity for the fiscal year ended March 31, 2021*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS		INTEREST RATE CONTRACTS

	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Active M Emerging Markets Equity	–	$ –	99	$1,798	–	$ –

Active M International Equity	–	–	68	2,821	–	–

Multi-Manager Global Listed Infrastructure	–	–	261	1,510	–	–

Northern Engage360TM	152	3,131	102	485	–	–

Multi-Manager Emerging Markets Debt Opportunity	1,018	101,904	–	–	12	682

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for forward foreign currency exchange, futures equity, swap interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

13. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present

NORTHERN FUNDS ANNUAL REPORT	109	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2021

heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

14. CORONAVIRUS (COVID-19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

15. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

MULTI-MANAGER FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds, comprising the Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Northern Engage360TM Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, and Multi-Manager High Yield Opportunity Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager High Yield Opportunity Fund; the related statement of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 20, 2017 (commencement of operations) through March 31, 2018 for Northern Engage360TM Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, and Multi-Manager High Yield Opportunity Fund as of March 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Northern Engage360TM Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 20, 2017 (commencement of operations) through March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 25, 2021

We have served as the auditor of one or more Northern Trust investment companies since 2002.

NORTHERN FUNDS ANNUAL REPORT	111	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TAX INFORMATION	MARCH 31, 2021 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made

capital gain distributions in December 2020, and hereby designated these long-term capital gain distributions as follows

(per share):

LONG-TERM CAPITAL GAIN

Active M Emerging Markets Equity	$1.319739

Multi-Manager Global Listed Infrastructure	0.037874

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A

percentage of the dividends distributed during the fiscal year ended March 31, 2021 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Active M Emerging Markets Equity	0.50%

Active M International Equity	0.73%

Northern Engage360TM	54.22%

A percentage of the dividends distributed during the calendar year ended December 31, 2020 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Multi-Manager Global Listed Infrastructure	43.25%

Multi-Manager Global Real Estate	0.02%

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME

Active M Emerging Markets Equity	$0.0398	$0.1882

Active M International Equity	0.0096	0.1266

Multi-Manager Global Listed Infrastructure	0.0142	0.5655

LONG-TERM CAPITAL GAIN — The following Fund designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2021:

Amounts in thousands	LONG-TERM CAPITAL GAIN

Active M Emerging Markets Equity	$40,777

Active M International Equity	15,600

Northern Engage360TM	5,544

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and

Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2021, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2020:

QDI PERCENTAGE

Active M Emerging Markets Equity	100.00%

Active M International Equity	100.00%

Northern Engage360TM	100.00%

Under the Act, the following percentages of ordinary dividends paid during the calendar year ended December 31, 2020, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2020:

QDI PERCENTAGE

Multi-Manager Global Listed Infrastructure	100.00%

Multi-Manager Global Real Estate	22.84%

MULTI-MANAGER FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2021 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 18-19, 2020, the Board received and reviewed the annual written report of the Committee, on behalf of NTI (the “Report”), concerning the operation of the Program for the period from October 1, 2019 to September 30, 2020 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of the assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

NORTHERN FUNDS ANNUAL REPORT	113	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2020 through March 31, 2021.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2020 - 3/31/2021 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 99), if any, in the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM , Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High

Yield Opportunity Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 104), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ACTIVE MEMERGING MARKETS EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	1.10%	$1,000.00	$1,228.00	$6.11

Hypothetical	1.10%	$1,000.00	$1,019.45	$5.54

ACTIVE M INTERNATIONAL EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.85%	$1,000.00	$1,236.80	$4.74

Hypothetical	0.85%	$1,000.00	$1,020.69	$4.28

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.96%	$1,000.00	$1,126.80	$5.09

Hypothetical	0.96%	$1,000.00	$1,020.14	$4.84

MULTI-MANAGER GLOBAL REAL ESTATE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.93%	$1,000.00	$1,154.70	$5.00

Hypothetical	0.93%	$1,000.00	$1,020.29	$4.68

NORTHERN ENGAGE360TM

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.70%	$1,000.00	$1,209.70	$3.86

Hypothetical	0.70%	$1,000.00	$1,021.44	$3.53

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2020 through March 31, 2021, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

MULTI-MANAGER FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2021 (UNAUDITED)

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.94%	$1,000.00	$1,023.50	$4.74

Hypothetical	0.94%	$1,000.00	$1,020.24	$4.73

MULTI-MANAGER HIGH YIELD OPPORTUNITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.86%	$1,000.00	$1,093.00	$4.49

Hypothetical	0.86%	$1,000.00	$1,020.64	$4.33

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2020 through March 31, 2021, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT	115	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 47 portfolios in the Northern Funds Complex—Northern Funds offers 42 portfolios and Northern Institutional Funds consists of 5 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 60 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 55 Trustee since 2019

•  Chief Schooling Officer since May 2020 and Head of School Management and Technology from July 2016 to May 2020, Success Academy Charter Schools;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 71 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 62 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 64 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 64 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

MULTI-MANAGER FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2021 (UNAUDITED)

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 63 Trustee since 2000

•  Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None
INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 55 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (Including Managing Director at Lattice Strategies, LLC (2014 to 2016), which was acquired by Hartford Funds in 2016);

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (Including Barclay Global Investors, acquired by BlackRock in 2009);

•  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company—27 portfolios)

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act” ).

(4) An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 62 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

NORTHERN FUNDS ANNUAL REPORT	117	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Victor Fernandez Age: 44 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since September 2020	Senior Vice President of Northern Trust Investments, Inc. since September 2020; Deputy Chief Compliance Officer of Aegon USA Investment Management, LLC from 2017 to September 2020; Director of Aegon USA Investment Management, LLC from 2015 to 2017; Director of INTECH Investment Management LLC from 2011 to 2015.

Darlene Chappell Age: 58 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006.

Randal E. Rein Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 53 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011.

MULTI-MANAGER FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2021 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 60 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016.

Gregory A. Chidsey Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 60 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Deputy General Counsel and Senior Vice President at The Northern Trust Company since June 2020; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since October 2020.

Jose J. Del Real, Esq. Age: 43 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Assistant General Counsel and Senior Vice President of Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 38 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Senior Vice President of The Northern Trust Company since 2021; Vice President of The Northern Trust Company from 2016 to 2021.

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	119	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

INVESTMENT CONSIDERATIONS

ACTIVE M EMERGING MARKETS EQUITY FUND [1,2,4,5,10,11,12]	NORTHERN ENGAGE 360TM FUND[1,2,4,5,10,11]
ACTIVE M INTERNATIONAL EQUITY FUND[1,2,4,10,11]	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND[1,3,4,5,6,8,13]
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND[1,2,4,5,7,8,10,11]	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND[3,4,6,13]
MULTI-MANAGER GLOBAL REAL ESTATE FUND[2,4,9,10,11]

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment, that affect individual issuers or large portions of the market.

3 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably, including in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. Fixed income securities may experience increased volatility, illiquidity or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, or lack of liquidity in markets, which may be caused by numerous factors, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment.

4 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

5 Frontier Markets Risk: Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

6 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

7 Infrastructure Company Risk: Infrastructure companies are subject to the risks that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

8 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

9 Real Estate Securities/REIT Risk: Investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

10 Mid Cap Stock Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent on a particular niche of the market.

MULTI-MANAGER FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

11 Small Cap Stock Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

12 Technology Securities Risk: Securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

13 Credit (or Default) Risk: The inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

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NORTHERN FUNDS ANNUAL REPORT	123	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s web site at sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MULTI-MANAGER FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

PROTECTING YOUR PRIVACY

Protecting your privacy is important at Northern Funds, which is why we wanted you to know:

∎	We do not sell non-public personal information about our investors or former investors to any outside company.

∎

We have policies that limit access to your information to only those people who need it to perform their jobs and provide services to you, and we have physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

∎

We collect information about you from applications, forms, conversations and your use of our Web site; third parties with your permission; and your transactions with us, our affiliates and our joint marketing partners.

∎

We do not disclose the information we collect about our investors or former investors to anyone, except to companies that perform services for us, affiliates with whom we have joint marketing agreements such as Northern Trust, (1) for our everyday purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations or report to credit bureaus or (2) as permitted by law.

∎

The information includes account balances and account history. You may limit our use or sharing of information about you with our affiliates and joint marketing partners for marketing purposes by calling 800-595-9111 weekdays from 7:00 a.m. to 5:00 p.m. Central time or by writing to us at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986.

If our information sharing practices change, we will send you a revised notice. You can also visit our Web site, northerntrust.com/funds,for an online version of our current privacy notice.

SHAREHOLDER COMMUNICATIONS

In order to help reduce expenses and reduce the amount of mail that you receive, we generally send a single copy of all materials, including prospectuses, financial reports, proxy statements and information statements to all investors who share the same mailing address, even if more than one person in a household holds shares of a fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center either by telephone at 800-595-9111; by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986; or by sending an e-mail to northern-funds@ntrs.com.

Not part of the Annual Report

SIGN UP FOR E-DELIVERY To get future shareholder reports online and to eliminate mailings, go to: northerntrust.com/e-delivery ©2021 Northern Funds MMF ANR (5/21)

NORTHERN GLOBAL TACTICAL ASSET ALLOCATION FUND

ANNUAL REPORT

MARCH 31, 2021

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

GLOBAL TACTICAL ASSET ALLOCATION FUND

This report has been prepared for the general information of Global Tactical Asset Allocation Fund shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Global Tactical Asset Allocation Fund summary prospectus or prospectus, which contains complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read the summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED
May lose value / No bank guarantee

  2   PORTFOLIO MANAGEMENT COMMENTARY

   3   STATEMENT OF ASSETS AND LIABILITIES

  4   STATEMENT OF OPERATIONS

   5   STATEMENT OF CHANGES IN NET ASSETS

  6   FINANCIAL HIGHLIGHTS

   7   SCHEDULE OF INVESTMENTS

  7       GLOBAL TACTICAL ASSET ALLOCATION FUND
         Ticker Symbol: BBALX

  9   NOTES TO THE FINANCIAL STATEMENTS

16   REPORT OF INDEPENDENT REGISTERED PUBLIC
         ACCOUNTING FIRM

17   TAX INFORMATION

18   LIQUIDITY RISK MANAGEMENT PROGRAM

19   FUND EXPENSES

20   TRUSTEES AND OFFICERS

24   BENCHMARK INFORMATION

25   INVESTMENT CONSIDERATIONS

28   FOR MORE INFORMATION

NORTHERN FUNDS ANNUAL REPORT    1    GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND *	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2021, financial markets rebounded from the sharp sell-off of early 2020 thanks to unprecedented support from monetary and fiscal policy. Sentiment further improved in late 2020 following the announcement of multiple effective coronavirus vaccines. Asset class performance was mainly positive, with significant outperformance for stocks over bonds. The U.S. and emerging markets, as measured by the MSCI USA Index and the MSCI Emerging Markets Index were the top performing regions in global equities, with returns of 58.55% and 58.39%, respectively. Developed market non-U.S. stocks, while also posting a gain, trailed somewhat. Investment-grade bonds gained 0.71%, as gauged by the Bloomberg Barclays U.S. Aggregate Bond Index. Rising interest rates weighed on the asset class in early 2021, offsetting the benefits of improving conditions in the credit markets throughout the period.

The Global Tactical Asset Allocation Fund returned 31.94% for the reporting period and outperformed the 30.75% return of its blended benchmark. Fund allocation and tactical positioning outweighed some headwinds from strategic positioning, leading to outperformance. The Fund shifted from a moderately overweight risk tactical stance to moderately underweight risk early in the period based on pandemic concerns, before pivoting back to an overweight later in 2020. Tactical positioning initially weighed on Fund performance, but recovered as stocks pushed higher in late 2020 and early 2021. Within fund allocation, investment-grade fixed-income allocation added to results, as did exposures to certain risk factors (primarily size) in U.S. and non-U.S. equities.

At the close of the 12-month period, the Fund was positioned with a broad-based overweight to risk (relative to its strategic norms), with overweights in international developed market stocks, natural resources, global-listed infrastructure, U.S. equities and emerging market equities. Tactical overweights were funded by underweights to investment-grade fixed income, inflation-protected bonds and cash. The Fund remains committed to broad global diversification and exposure to risk factors that have displayed long-term efficacy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2021

					SINCE INCEPTION
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR		07/01/93
GLOBAL TACTICAL ASSET ALLOCATION FUND	31.94%	7.66%	6.22%	*	6.30%*
MSCI ALL COUNTRY WORLD INDEX	54.60	13.21	9.11		7.80
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	0.71	3.10	3.44		5.13
BLENDED INDEX**	30.75	9.35	7.10		7.05

*

Prior to August 1, 2011, the Fund operated as the Northern Institutional Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”). On August 1, 2011, the Predecessor Fund was reorganized into the Fund, a newly created series of Northern Funds with the same investment objective and policies as the Predecessor Fund. In connection with the reorganization, the performance record of the Predecessor Fund was carried over to the Fund. The Predecessor Fund’s investment strategy changed from a traditional balanced fund to an asset allocation fund, operating as a fund of funds, on April 1, 2008.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.70% and 0.56%, respectively, as of the most recent prospectus dated July 31, 2020 and include expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. The net expense ratio includes contractual expense reimbursements by the adviser through at least July 31, 2021. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT	The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.	Information about Benchmarks and Investment Considerations can be found on page 24, 25 and page 26.
** The Blended Index consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

GLOBAL TACTICAL ASSET ALLOCATION FUND    2    NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES	MARCH 31, 2021

Amounts in thousands, except per share data	GLOBAL TACTICAL ASSET ALLOCATION FUND
ASSETS:

Investments, at value	$12,229

Investments in affiliates, at value	108,485

Receivable for fund shares sold	41

Receivable from investment adviser	9

Prepaid and other assets	3

Total Assets	120,767

LIABILITIES:

Payable for fund shares redeemed	8

Payable to affiliates:

Management fees	5

Shareholder servicing fees	2

Transfer agent fees	4

Accrued Trustee fees	4

Accrued other liabilities	17

Total Liabilities	40

Net Assets	$120,727

ANALYSIS OF NET ASSETS:

Capital stock	$105,385

Distributable earnings	15,342

Net Assets	$120,727

Shares Outstanding ($.0001 par value, unlimited authorization)	8,789

Net Asset Value, Redemption and Offering Price Per Share	$13.74

Investments, at cost	$12,324

Investments in affiliates, at cost	$93,804

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    3    GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2021

Amounts in thousands	GLOBAL TACTICAL ASSET ALLOCATION FUND
INVESTMENT INCOME:
Dividend income	$346
Dividend income from investments in affiliates	2,635
Total Investment Income	2,981
EXPENSES:
Management fees	265
Custody fees	2
Transfer agent fees	44
Registration fees	19
Printing fees	14
Professional fees	40
Shareholder servicing fees	48
Trustee fees	6
Other	27
Total Expenses	465
Less expenses reimbursed by investment adviser	(163)
Net Expenses	302
Net Investment Income	2,679
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on:
Investments	756
Investments in affiliates	4,635
Net changes in unrealized appreciation (depreciation) on:
Investments	(898)
Investments in affiliates	24,121
Net Gains	28,614
Net Increase in Net Assets Resulting from Operations	$31,293

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND    4    NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	GLOBAL TACTICAL ASSET ALLOCATION FUND
Amounts in thousands	2021	2020
OPERATIONS:

Net investment income	$2,679	$2,780

Net realized gains	5,391	918

Net change in unrealized appreciation (depreciation)	23,223	(18,025)

Net Increase (Decrease) in Net Assets Resulting from Operations	31,293	(14,327)

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from capital share transactions	(4,155)	26,525

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(4,155)	26,525

DISTRIBUTIONS PAID:

Distributable earnings	(7,567)	(2,510)

Total Distributions Paid	(7,567)	(2,510)

Total Increase in Net Assets	19,571	9,688

NET ASSETS:

Beginning of year	101,156	91,468

End of year	$120,727	$101,156

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT    5    GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL TACTICAL ASSET ALLOCATION FUND
Selected per share data	2021	2020	2019		2018	2017
Net Asset Value, Beginning of Year	$11.11	$12.69	$13.02		$12.41	$11.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31	0.36	0.38		0.33	0.32
Net realized and unrealized gains (losses)	3.18	(1.60)	(0.25)		0.72	0.90
Net increase from payment by affiliate on affiliate transactions (Note 6)	—	—	0.03	(1)	—	—
Total from Investment Operations	3.49	(1.24)	0.16		1.05	1.22
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32)	(0.34)	(0.39)		(0.33)	(0.35	)(2)
From net realized gains	(0.54)	—	(0.10)		(0.11)	—
Total Distributions Paid	(0.86)	(0.34)	(0.49)		(0.44)	(0.35)
Net Asset Value, End of Year	$13.74	$11.11	$12.69		$13.02	$12.41
Total Return(3)	31.94%	(10.14)%	1.46	%(1)	8.55%	10.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$120,727	$101,156	$91,468		$94,045	$84,298
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)(5)	0.26%	0.26%	0.28%		0.27%	0.27%
Expenses, before reimbursements and credits(5)	0.40%	0.40%	0.42%		0.44%	0.49%
Net investment income, net of reimbursements and credits(4)	2.32%	2.85%	2.99%		2.53%	2.67%
Net investment income, before reimbursements and credits	2.18%	2.71%	2.85%		2.36%	2.45%
Portfolio Turnover Rate	50.89%	48.38%	87.64%		25.39%	27.84%

(1)	Northern Trust Investments, Inc. reimbursed the Fund approximately $209,000. Without this reimbursement the total return would have been 1.25%.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2021, less than $2,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020 and 2019 and less than $1,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND    6    NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND	MARCH 31, 2021

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES - 100.0%
FlexShares® Credit-Scored US Corporate Bond Index Fund(1)	325,292	$17,404
FlexShares® Credit-Scored US Long Corporate Bond Index Fund(1)	55,189	3,169
Flexshares® Developed Markets EX-US Quality Low Volatility Index Fund(1)	89,163	2,380
FlexShares® Disciplined Duration MBS Index Fund(1)	226,001	5,398
FlexShares® Global Quality Real Estate Index Fund(1)	41,874	2,540
FlexShares® High Yield Value-Scored Bond Index Fund(1)	145,736	7,218
FlexShares® International Quality Dividend Index Fund(1)	233,833	6,007
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund(1)	170,471	11,932
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund(1)	137,118	8,452
FlexShares® Morningstar Global Upstream Natural Resources Index Fund(1)	127,225	4,604
FlexShares® Morningstar US Market Factor Tilt Index Fund(1)	93,428	14,898
FlexShares® Quality Dividend Index Fund(1)	166,159	8,856
FlexShares® STOXX Global Broad Infrastructure Index Fund(1)	85,987	4,826
Flexshares® US Quality Low Volatility Index Fund(1)	214,234	10,022
iShares 10+ Year Investment Grade Corporate Bond ETF	29,251	1,950
iShares 20+ Year Treasury Bond ETF	19,411	2,629
iShares 3-7 Year Treasury Bond ETF	14,739	1,915
iShares 7-10 Year Treasury Bond ETF	6,321	714

See Notes to the Financial Statements.

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES - 100.0% continued
iShares MBS ETF	46,310	$5,021
Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.00%(1) (2)	778,666	779
Total Investment Companies
(Cost $106,128)		120,714

Total Investments – 100.0%
(Cost $106,128)		120,714
Other Assets less Liabilities – 0.0%		13
NET ASSETS – 100.0%		$120,727

(1)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.
(2)	7-day current yield as of March 31, 2021 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ETF - Exchange-Traded Fund

MBS - Mortgage Backed Securities

Percentages shown are based on Net Assets.

NORTHERN FUNDS ANNUAL REPORT    7    GLOBAL TACTICAL ASSET ALLOCATION FUND

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND continued	MARCH 31, 2021

At March 31, 2021, the asset class weightings for the Fund were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE

U.S. Equity	12.3%	FlexShares® Morningstar US Market Factor Tilt Index Fund

U.S. Equity	8.3	FlexShares® US Quality Low Volatility Index Fund

U.S. Equity	7.3	FlexShares® Quality Dividend Index Fund

Non U.S. Equity - Developed	9.9	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

Non U.S. Equity - Developed	5.0	FlexShares® International Quality Dividend Index Fund

Non U.S. Equity - Developed	2.0	Flexshares® Developed Markets EX-US Quality Low Volatility Index Fund

Non U.S. Equity - Emerging Markets	7.0	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

Global Real Estate	2.1	FlexShares® Global Quality Real Estate Index Fund

U.S. Bonds - High Yield	6.0	FlexShares® High Yield Value-Scored Bond Index Fund

U.S. Bonds - Investment Grade	14.3	FlexShares® Credit-Scored US Corporate Bond Index Fund

U.S. Bonds - Investment Grade	4.5	FlexShares® Disciplined Duration MBS Index Fund

U.S. Bonds - Investment Grade	4.2	iShares MBS ETF

U.S. Bonds - Investment Grade	2.6	FlexShares® Credit-Scored US Long Corporate Bond Index Fund

U.S. Bonds - Investment Grade	2.2	iShares 20+ Year Treasury Bond ETF

U.S. Bonds - Investment Grade	1.6	iShares 3-7 Year Treasury Bond ETF

U.S. Bonds - Investment Grade	1.6	iShares 10+ Year Investment Grade Corporate Bond ETF

U.S. Bonds - Investment Grade	0.6	iShares 7-10 Year Treasury Bond ETF

Global Infrastructure	4.0	FlexShares® STOXX® Global Broad Infrastructure Index Fund

Commodities/Natural Resources	3.8	FlexShares® Morningstar Global Upstream Natural Resources Index Fund

Cash	0.7	Northern Institutional Funds - U.S. Government Portfolio (Shares)
Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2021:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investment Companies	$120,714	$—	$—	$120,714

GLOBAL TACTICAL ASSET ALLOCATION FUND    8    NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2021

1.  ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 42 funds as of March 31, 2021, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Tactical Asset Allocation Fund (the “Fund”) is a separate, diversified investment portfolio of the Trust. The Fund seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”) for which Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, or an affiliate of NTI acts as investment adviser. The Fund also may invest in other unaffiliated mutual funds and ETFs (together with affiliated underlying funds and ETFs, the “Underlying Funds”) and other securities and investments not issued by mutual funds.

NTI is a subsidiary of The Northern Trust Company (“Northern Trust”). Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2.  SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statement of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statement of Operations.

NORTHERN FUNDS ANNUAL REPORT    9    GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

C) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund is authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date. The Fund and certain of the Underlying Funds may enter into these contracts when seeking to hedge against fluctuations in foreign currency exchange rates. Certain of the Underlying Funds may also enter into forward foreign currency exchange contracts as a cross-hedge transaction or for speculative purposes. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statement of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statement of Operations.

Forward foreign currency exchange contracts are privately negotiated transactions, and can have substantial price volatility. As a result, these contracts offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, forward foreign currency exchange contracts tend to limit any potential gain that may be realized if the value of the Fund’s or an Underlying Fund’s foreign holdings increase because of currency fluctuations. When used for speculative purposes, the contracts may result in additional losses that are not otherwise related to the changes in value of the securities held by an Underlying Fund. The Fund bears the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Fund during the fiscal year ended March 31, 2021.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedule of Investments represent the 7-day yield for money market funds. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities, if any, are recorded on the ex-dividend date, or as soon as the information is available.

E) EXPENSES The Fund is charged for those expenses that are directly attributable to the Fund. Expenses incurred which do not specifically relate to the Fund generally are allocated among all funds in the Trust in proportion to each fund’s relative net assets.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Expenses are recognized on an accrual basis.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Fund may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Fund. At March 31, 2021, the following reclassifications were recorded for the Fund:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Global Tactical Asset Allocation	$(311)	$311

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

There were no capital losses incurred that will be carried forward indefinitely.

At March 31, 2021, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Global Tactical Asset Allocation	$ –	$1,527	$13,820

*	Ordinary income includes short-term capital gains, if any.

GLOBAL TACTICAL ASSET ALLOCATION FUND    10    NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2021

The tax character of distributions paid during the fiscal year ended March 31, 2021, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$3,162	$4,405

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$2,510	$–

*	Ordinary income includes short-term capital gains, if any.

As of March 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund’s federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as Interest expense and Other expenses, respectively, on the Statement of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, whom are beneficial owners of shares of the Fund. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Fund beneficially owned by their customers. There were no shareholder servicing fees paid by the Fund to Northern Trust or its affiliates during the fiscal year ended March 31, 2021.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2021.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 18, 2019, which expired on November 16, 2020 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At a meeting held on August 19-20, 2020, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 16, 2020 and will expire on November 15, 2021, unless renewed.

During the fiscal year ended March 31, 2021, the Fund had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE
Global Tactical Asset Allocation	$274	1.29%

There were no outstanding loan amounts at March 31, 2021.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory (asset allocation) and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate set forth in the table below (expressed as a percentage of the Fund’s average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statement of Operations, to the extent the total annual fund operating expenses of the Fund exceed the expense limitation set forth below. The total annual fund operating expenses after expense reimbursement for the Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not

NORTHERN FUNDS ANNUAL REPORT    11    GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statement of Operations.

At March 31, 2021, the annual management fees and contractual expense limitations for the Fund were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS
Global Tactical Asset Allocation	0.23%	0.25%

The contractual reimbursement arrangement described in the table above is expected to continue until at least July 31, 2021. The contractual reimbursement arrangement will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, during the fiscal year ended March 31, 2021, NTI reimbursed certain additional expenses that may be excepted expenses.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of the Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Fund. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Fund has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Fund, received no compensation from the Fund under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Fund. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/ or the Fund and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, the Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2021, the uninvested cash of the Fund was invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. For the fiscal year ended March 31, 2021, NTI reimbursed the Fund for a portion of the management fees attributable to and payable by the Fund for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statement of Operations. This reimbursement’s impact on the Fund’s net expense and net investment income ratios is included in the Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2021, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Global Tactical Asset Allocation	$–	$58,049	$–	$67,529

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

GLOBAL TACTICAL ASSET ALLOCATION FUND    12    NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2021

At March 31, 2021, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Global Tactical Asset Allocation	$14,212	$(391)	$13,821	$106,893

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Global Tactical Asset Allocation	753	$9,723	527	$6,928	(1,598)	$(20,806)	(318)	$(4,155)

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Global Tactical Asset Allocation	3,381	$44,740	153	$1,963	(1,633)	$(20,178)	1,901	$26,525

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2021, were as follows:

Amounts in thousands except shares	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
FlexShares® Credit-Scored US Corporate Bond Index Fund	$ 7,503	$ 11,759	$ 2,255	$ 192	$ 205	$ 340	$ 17,404	325,292
FlexShares® Credit-Scored US Long Corporate Bond Index Fund	1,873	3,508	2,166	(155)	109	180	3,169	55,189
Flexshares® Developed Markets EX-US Quality Low Volatility Index Fund	–	2,389	–	(9)	–	9	2,380	89,163
FlexShares® Disciplined Duration MBS Index Fund	2,848	4,696	2,132	(3)	(11)	154	5,398	226,001
FlexShares® Global Quality Real Estate Index Fund	4,862	77	3,131	1,301	(569)	50	2,540	41,874
FlexShares® High Yield Value-Scored Bond Index Fund	6,985	2,721	4,198	1,633	77	619	7,218	145,736
FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	–	2,247	2,328	–	81	10	–	–
FlexShares® International Quality Dividend Index Fund	5,137	–	1,312	2,201	(19)	190	6,007	233,833
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	9,335	825	2,771	4,665	(122)	247	11,932	170,471
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	1,956	5,478	1,160	2,051	127	104	8,452	137,118
FlexShares® Morningstar Global Upstream Natural Resources Index Fund	3,032	2,588	2,537	1,406	115	90	4,604	127,225
FlexShares® Morningstar US Market Factor Tilt Index Fund	22,050	–	16,527	5,003	4,372	230	14,898	93,428
FlexShares® Quality Dividend Index Fund	7,616	1,093	2,910	2,774	283	185	8,856	166,159

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GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands except shares	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME		VALUE, END OF YEAR	SHARES, END OF YEAR
FlexShares® Ready Access Variable Income Fund	$ –	$ 2,314	$ 2,331	$ –	$ 17	$ 11		$ –	–
FlexShares® STOXX® Global Broad Infrastructure Index Fund	4,187	–	565	1,202	2	105		4,826	85,987
FlexShares® US Quality Low Volatility Index Fund	2,094	7,209	1,109	1,860	(32)	111		10,022	214,234
Northern Institutional Funds - U.S. Government Portfolio (Shares)	150	58,012	57,383	–	–	–	*	779	778,666
	$79,628	$104,916	$104,815	$24,121	$4,635	$2,635		$108,485	2,890,376

*	Amount rounds to less than one thousand.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. The maximum exposure to the Fund under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Fund’s financial statements and disclosures.

12. LIBOR TRANSITION

Certain of the Fund’s or Underlying Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after

December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

13. CORONAVIRUS (COVID-19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an

GLOBAL TACTICAL ASSET ALLOCATION FUND    14    NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2021

outbreak, there can be no assurance that the Fund (or the Underlying Funds) and its service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Fund’s (or an Underlying Fund’s) service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s (or an Underlying Fund’s) inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund (or an Underlying Fund) invests, negatively impact a Fund’s (or an Underlying Fund’s) performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Fund (or the Underlying Funds).

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Tactical Asset Allocation Fund, a separate portfolio constituting the Northern Funds (the “Fund”), as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 25, 2021

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

TAX INFORMATION	MARCH 31, 2021 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The Fund made capital gain distributions in December 2020, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Global Tactical Asset Allocation	$0.481356

LONG-TERM CAPITAL GAIN — The Fund designated the below amount as long-term capital gains, pursuant to Section 852 of the Code, for the fiscal year ended March 31, 2021:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Global Tactical Asset Allocation	$1,527

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2021, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2020:

QDI PERCENTAGE
Global Tactical Asset Allocation	31.90%

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GLOBAL TACTICAL ASSET ALLOCATION FUND

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2021 (UNAUDITED)

The Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Fund, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 18-19, 2020, the Board received and reviewed the annual written report of the Committee, on behalf of NTI (the “Report”), concerning the operation of the Program for the period from October 1, 2019 to September 30, 2020 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to the Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review the Fund’s liquidity risk and the results of the assessment; (ii) the methodology and inputs used to classify the liquidity of the Fund’s portfolio investments and the Committee’s assessment that the Fund’s strategy is appropriate for an open-end mutual fund; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in the Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

GLOBAL TACTICAL ASSET ALLOCATION FUND    18    NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND EXPENSES	MARCH 31, 2021 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2020 through March 31, 2021.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2020 - 3/31/2021 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 12) which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

GLOBAL TACTICAL ASSET ALLOCATION

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2020	ENDING ACCOUNT VALUE 3/31/2021	EXPENSES PAID* 10/1/2020- 3/31/2021

Actual	0.26%	$1,000.00	$1,129.20	$1.38

Hypothetical	0.26%	$1,000.00	$1,023.64	$1.31

*

Expenses are calculated using the Fund’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are equal to the Fund’s annualized expense ratio for the period October 1, 2020 through March 31, 2021, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 47 portfolios in the Northern Funds Complex—Northern Funds offers 42 portfolios and Northern Institutional Funds consists of 5 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 60 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 55 Trustee since 2019

•  Chief Schooling Officer since May 2020 and Head of School Management and Technology from July 2016 to May 2020, Success Academy Charter Schools;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 71 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 62 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 64 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 64 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

GLOBAL TACTICAL ASSET ALLOCATION FUND    20    NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2021 (UNAUDITED)

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 63 Trustee since 2000

•  Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 55 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (Including Managing Director at Lattice Strategies, LLC (2014 to 2016), which was acquired by Hartford Funds in 2016);

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (Including Barclay Global Investors, acquired by BlackRock in 2009);

•  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company—27 portfolios)

(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act” ).

(4) An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 62 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Victor Fernandez Age: 44 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since September 2020	Senior Vice President of Northern Trust Investments, Inc. since September 2020; Deputy Chief Compliance Officer of Aegon USA Investment Management, LLC from 2017 to September 2020; Director of Aegon USA Investment Management, LLC from 2015 to 2017; Director of INTECH Investment Management LLC from 2011 to 2015.

Darlene Chappell Age: 58 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006.

Randal E. Rein Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 53 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011.

GLOBAL TACTICAL ASSET ALLOCATION FUND    22    NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2021 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 50 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 60 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016.

Gregory A. Chidsey Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 60 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Deputy General Counsel and Senior Vice President at The Northern Trust Company since June 2020; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since October 2020.

Jose J. Del Real, Esq. Age: 43 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Assistant General Counsel and Senior Vice President of Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 38 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Senior Vice President of The Northern Trust Company since 2021; Vice President of The Northern Trust Company from 2016 to 2021.

(1) Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT    23    GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

BENCHMARK INFORMATION

Asset Allocation Blended Index (Blended Index) consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

GLOBAL TACTICAL ASSET ALLOCATION FUND    24    NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

INVESTMENT CONSIDERATIONS

GLOBAL TACTICAL ASSET ALLOCATION FUND

Because the Fund invests in a combination of underlying mutual funds and exchange-traded funds (“ETFs”, and together with the underlying mutual funds, the “Underlying Funds”), the risks described below are in reference to the Underlying Funds, and to the extent that the Fund invests directly in securities and other instruments, the risks described below are also directly applicable to the Fund.

Asset Allocation Risk: The selection by the Fund’s portfolio manager of Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments may cause the Fund to underperform other funds with similar investment objectives.

Affiliated Fund Risk: The Fund’s investment adviser may select investments for the Fund based on its own financial interests rather than the Fund’s interests. The Fund’s investment adviser may be subject to potential conflicts of interest in selecting the Underlying Funds. However, the Fund’s investment adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that an Underlying Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

High-Yield Risk: Non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.

Interest Rate/Maturity Risk: Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and an Underlying Fund’s or the Fund’s investments. A low or declining interest rate environment poses risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Underlying Funds or the Fund.

Large Cap Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus solely on small- or medium-capitalization stocks.

Market Risk: The value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment, that affect individual issuers or large portions of the market.

Mid Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have more limited product lines or financial resources, and may be dependent on a particular niche in the market.

Real Estate Risk: Investments in real estate trusts (“REITs”) and securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of mortgage funds and unexpected vacancies of properties, increases in property taxes and fluctuations in interest rates. REITs that invest in real estate mortgages are also subject to prepayment risks. REITs and real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

NORTHERN FUNDS ANNUAL REPORT    25    GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

INVESTMENT CONSIDERATIONS

Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Underlying Fund Risk: The Fund’s investment performance and its ability to achieve its investment objective are directly tied to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

GLOBAL TACTICAL ASSET ALLOCATION FUND    26    NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT    27    GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s web site at sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

GLOBAL TACTICAL ASSET ALLOCATION FUND    28    NORTHERN FUNDS ANNUAL REPORT

PROTECTING YOUR PRIVACY

Protecting your privacy is important at Northern Funds, which is why we wanted you to know:

◾	We do not sell non-public personal information about our investors or former investors to any outside company.
◾

We have policies that limit access to your information to only those people who need it to perform their jobs and provide services to you, and we have physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

◾

We collect information about you from applications, forms, conversations and your use of our Web site; third parties with your permission; and your transactions with us, our affiliates and our joint marketing partners.

◾

We do not disclose the information we collect about our investors or former investors to anyone, except to companies that perform services for us, affiliates with whom we have joint marketing agreements such as Northern Trust, (1) for our everyday purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations or report to credit bureaus or (2) as permitted by law.

◾

The information includes account balances and account history. You may limit our use or sharing of information about you with our affiliates and joint marketing partners for marketing purposes by calling 800-595-9111 weekdays from 7:00 a.m. to 5:00 p.m. Central time or by writing to us at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986.

If our information sharing practices change, we will send you a revised notice. You can also visit our Web site, northerntrust.com/funds, for an online version of our current privacy notice.

SHAREHOLDER COMMUNICATIONS

In order to help reduce expenses and reduce the amount of mail that you receive, we generally send a single copy of all materials, including prospectuses, financial reports, proxy statements and information statements to all investors who share the same mailing address, even if more than one person in a household holds shares of a fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center either by telephone at 800-595-9111; by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986; or by sending an e-mail to northern-funds@ntrs.com.

Not part of the Annual Report

NORTHERN FUNDS®

MANAGED BY
NORTHERN TRUST

©2021 Northern Funds

GTAAANR (5/21)

(b)	Copy of notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3).

NORTHERN FUNDS

NORTHERN TRUST

2160 EAST ELLIOT ROAD

TEMPE ARIZONA, 85284

Notice of Internet Availability of Shareholder Report(s)

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

ID:	12345 12345 12345 12345

Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below:

https://www.northerntrust.com/nf-website

Northern Funds Income Equity Fund

Northern Funds U.S. Quality ESG Fund - Class K

Northern Funds U.S. Quality ESG Fund - Class I

Northern Funds Small Cap Value Fund

Northern Funds International Equity Fund

Northern Funds Large Cap Core Fund

Northern Funds Large Cap Value Fund

Northern Funds Small Cap Core Fund - Class I

Northern Funds Small Cap Core Fund - Class K

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

www.fundreports.com

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NORTHERN FUNDS

2160 EAST ELLIOT ROAD

TEMPE ARIZONA, 85284

Notice of Internet Availability of Shareholder Report(s)

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

ID:	12345 12345 12345 12345

Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below:

https://www.northerntrust.com/nf-website

Northern Funds Mid Cap Index Fund

Northern Funds International Equity Index Fund

Northern Funds Global Sustainability Index Fund - Class I

Northern Funds Global Sustainability Index Fund - Class K

Northern Funds Global Real Estate Index Fund

Northern Funds Emerging Markets Equity Index Fund

Northern Funds Small Cap Index Fund

Northern Funds Stock Index Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

www.fundreports.com

Go paperless! Receive communications electronically at www.fundreports.com

NORTHERN FUNDS

NORTHERN TRUST

2160 EAST ELLIOT ROAD

TEMPE ARIZONA, 85284

Notice of Internet Availability of Shareholder Report(s)

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

ID:	12345 12345 12345 12345

Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below:

https://www.northerntrust.com/nf-website

Northern Funds Short Bond Fund

Northern Funds Core Bond Fund

Northern Funds Tax-Advantaged Ultra-Short Fixed Income Fund

Northern Funds Ultra-Short Fixed Income Fund

Northern Funds High Yield Fixed Income Fund

Northern Funds Short-Intermediate U.S. Government Fund

Northern Funds Fixed Income Fund

Northern Funds U.S. Government Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

www.fundreports.com

Go paperless! Receive communications electronically at www.fundreports.com

NORTHERN FUNDS

NORTHERN TRUST

2160 EAST ELLIOT ROAD

TEMPE ARIZONA, 85284

Notice of Internet Availability of Shareholder Report(s)

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

ID:	12345 12345 12345 12345

Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below:

https://www.northerntrust.com/nf-website

Northern Funds U.S. Treasury Index Fund

Northern Funds Bond Index Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

www.fundreports.com

Go paperless! Receive communications electronically at www.fundreports.com

NORTHERN FUNDS

2160 EAST ELLIOT ROAD

TEMPE ARIZONA, 85284

Notice of Internet Availability of Shareholder Report(s)

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

ID:	12345 12345 12345 12345

Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below:

https://www.northerntrust.com/nf-website

Northern Funds Short-Intermediate Tax-Exempt Fund

Northern Funds High Yield Municipal Fund

Northern Funds California Tax-Exempt Fund

Northern Funds California Intermediate Tax-Exempt Fund

Northern Funds Arizona Tax-Exempt Fund

Northern Funds Tax-Exempt Fund

Northern Funds Intermediate Tax-Exempt Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

www.fundreports.com

Go paperless! Receive communications electronically at www.fundreports.com

NORTHERN FUNDS

NORTHERN TRUST

2160 EAST ELLIOT ROAD

TEMPE ARIZONA, 85284

Notice of Internet Availability of Shareholder Report(s)

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

ID:	12345 12345 12345 12345

Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below:

https://www.northerntrust.com/nf-website

Northern Funds Money Market Fund

Northern Funds U.S. Government Money Market Fund

Northern Funds U.S. Government Select Money Market Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

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NORTHERN FUNDS

NORTHERN TRUST

2160 EAST ELLIOT ROAD

TEMPE ARIZONA, 85284

Notice of Internet Availability of Shareholder Report(s)

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

ID:	12345 12345 12345 12345

Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below:

https://www.northerntrust.com/nf-website

Northern Funds Multi-Manager Emerging Markets Debt Opportunity Fund

Northern Funds Multi-Manager Global Listed Infrastructure Fund

Northern Funds Multi-Manager High Yield Opportunity Fund

Northern Funds Multi-Manager Global Real Estate Fund

Northern Funds Active M Emerging Markets Equity Fund

Northern Funds Active M International Equity Fund

Northern Funds Engage 360TM Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

www.fundreports.com

Go paperless! Receive communications electronically at www.fundreports.com

NORTHERN FUNDS

2160 EAST ELLIOT ROAD

TEMPE ARIZONA, 85284

Notice of Internet Availability of Shareholder Report(s)

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

ID:	12345 12345 12345 12345

Important Shareholder Report(s) Available Online and in Print by Request. Reports contain important information about your fund, including its portfolio holdings and financial statements. We encourage you to review your shareholder report(s) at the website(s) below:

https://www.northerntrust.com/nf-website

Northern Funds Global Tactical Asset Allocation Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

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Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	The registrant has not amended its Code of Ethics during the period covered by this report.

(c)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. David R. Martin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees for the fiscal year ended March 31, 2021 were billed by the principal accountant related to the registrant. The principal accountant billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2021 and March 31, 2020, respectively, as follows:

2021					2020
All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval			All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
$816,140	$0	$3,969,008	(3)	(a) Audit Fees	$808,780		$0	$4,120,370	(3)
$154,585(1)	$0	$20,777	(4)	(b) Audit-Related Fees	$150,500	(1)	$0	$21,685	(4)
$138,030(2)	$0	$5,420,868	(5)	(c) Tax Fees	$134,590	(2)	$0	$3,794,790	(5)
$0	$0	$257,293	(6)	(d) All Other Fees	$0		$0	$12,799	(6)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review and RIC tax return review.
(3)	Amounts relate to audit fees on The Northern Trust Company sponsored funds.
(4)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited, agreed upon procedures for The Northern Trust Company, and other attestation engagements.
(5)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(6)	Amounts relate to Resolution Plan Mapping, Data Analytics Strategy, and other consulting services.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by the principal accountant for the fiscal years ended

March 31, 2021 and March 31, 2020, respectively, are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but are not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by the principal accountant other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the Northern Funds’ Amended and Restated Audit Committee Charter adopted on August 3, 2006, as amended, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by the principal accountant for services rendered to the registrant and service affiliates for the last two fiscal years were $5,991,553 and $4,114,364 for 2021 and 2020, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The Northern Funds’ Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the reports to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 13(a)(1) to the report filed on Form N-CSR on June 5, 2020 (Accession Number 0001193125-20-161887).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not Applicable.

(a)(4)	There has been no change to the registrant’s independent public accountant during the reporting period.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date: June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date: June 4, 2021

By	/s/ Randal E. Rein
Randal E. Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: June 4, 2021